Registration No. 333-142453
--------------------------------------------------------------------------------


                     --------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                       ----------------------------------
                                    FORM N-3


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               | |


           Pre-Effective Amendment No. __                             | |

           Post-Effective Amendment No. 3                             |X|


                                     AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       | |

           Amendment No. __                                           | |


                     ---------------------------------------
                      AXA EQUITABLE LIFE INSURANCE COMPANY
                           (Exact Name of Registrant)

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                           (Name of Insurance Company)
              1290 Avenue of the Americas, New York, New York 10104
          (Address of Insurance Company's Principal Executive Offices)

    Insurance Company's Telephone Number, including Area Code: (212) 554-1234
                     ---------------------------------------


                                   DODIE KENT
                  Vice President and Associate General Counsel
                      AXA Equitable Life Insurance Company
              1290 Avenue of the Americas, New York, New York 10104
                     (Name and Address of Agent for Service)
                     ---------------------------------------


                  Please send copies of all communications to:
                           CHRISTOPHER E. PALMER, ESQ.
                               Goodwin Procter LLP
                901 New York Avenue, N.W., Washington, D.C. 20001
                     ---------------------------------------

        It is proposed that this filing will become effective (check appropriate box):


[ ]      immediately upon filing pursuant to paragraph (b) of Rule 485.

[X]      On April 30, 2010 pursuant to paragraph (b) of Rule 485.

[ ]      60 days after filing pursuant to paragraph (a) of Rule 485.

[ ]      On (date) pursuant to paragraph (a)(1) of Rule 485.

[ ]      75 days after filing pursuant to paragraph (a)(2) of Rule 485.

[ ]      On (date) pursuant to paragraph (a)(2) of Rule 485.


If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for previously filed post-effective amendment.

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this registration statement.

Title of Securities Being Registered:

    Units of interest in Separate Accounts under variable annuity contracts.

Members Retirement Program



PROSPECTUS DATED MAY 1, 2010


Please read and keep this prospectus for future reference. It contains important information that you should know before participating in the Program or allocating amounts under the contract. This prospectus supersedes all prior prospectuses and supplements. You should read the prospectuses for each Trust which contain important information about the portfolios.
--------------------------------------------------------------------------------

ABOUT THE MEMBERS RETIREMENT PROGRAM


The Program provides members of certain groups and other eligible persons several plans for the accumulation of retirement savings on a tax-deferred basis. Through trusts ("trusts") maintained under these plans, you can allocate contributions among the investment options offered under the Program. The investment options under the Program include: (1) the 3-year Guaranteed Rate Account, the 5-year Guaranteed Rate Account and the Money Market Guarantee Account(1) (the "guaranteed options"), and (2) the investment funds (the "Funds") listed in the table below.


WHAT IS THE MEMBERS RETIREMENT PROGRAM CONTRACT?

The Members Retirement Program contract is a group annuity contract issued by AXA EQUITABLE LIFE INSURANCE COMPANY (the "AXA Equitable"). Contributions to the trusts maintained under the plans will be allocated among our investment funds and guaranteed options in accordance with participant instructions.


--------------------------------------------------------------------------------
 INVESTMENT OPTIONS
--------------------------------------------------------------------------------
 ASSET ALLOCATION
--------------------------------------------------------------------------------
o AllianceBernstein Balanced            o AXA Moderate-Plus Allocation(1)
o AXA Aggressive Allocation(1)          o Target 2015 Allocation
o AXA Conservative Allocation(1)        o Target 2025 Allocation
o AXA Conservative-Plus Allocation(1)   o Target 2035 Allocation
o AXA Moderate Allocation(1)            o Target 2045 Allocation
--------------------------------------------------------------------------------
 CASH EQUIVALENTS
--------------------------------------------------------------------------------
o Guaranteed Rate Accounts              o EQ/Money Market
o Money Market Guarantee Account(1)
--------------------------------------------------------------------------------
 INTERNATIONAL/GLOBAL STOCKS
--------------------------------------------------------------------------------
o EQ/AllianceBernstein International    o EQ/International Core PLUS
o EQ/Global Multi-Sector Equity
--------------------------------------------------------------------------------
 BONDS
--------------------------------------------------------------------------------
o EQ/Intermediate Government Bond       o EQ/PIMCO Ultra Short Bond
  Index                                 o Multimanager Multi-Sector Bond
--------------------------------------------------------------------------------
 LARGE CAP BLEND
--------------------------------------------------------------------------------
o EQ/Capital Guardian Research          o EQ/Equity 500 Index
--------------------------------------------------------------------------------
 LARGE CAP GROWTH
--------------------------------------------------------------------------------
o AllianceBernstein Growth Equity(3)    o EQ/Large Cap Growth PLUS
o EQ/Calvert Socially Responsible
--------------------------------------------------------------------------------
 LARGE CAP VALUE
--------------------------------------------------------------------------------
o EQ/Large Cap Value PLUS
--------------------------------------------------------------------------------
 MID CAP
--------------------------------------------------------------------------------
o AllianceBernstein Mid Cap Growth      o EQ/Mid Cap Value PLUS
--------------------------------------------------------------------------------
 SMALL CAP
--------------------------------------------------------------------------------
o EQ/Small Company Index
--------------------------------------------------------------------------------
 SMALL CAP VALUE
--------------------------------------------------------------------------------
o EQ/GAMCO Small Company Value
 -------------------------------------------------------------------------------
 SPECIALTY
--------------------------------------------------------------------------------
o Multimanager Technology

--------------------------------------------------------------------------------


(1) The Money Market Guarantee Account is closed to new or additional contribu tions, transfers and loan repayments. See "Money Market Guarantee Account is closed to new money" under "Investment Options" later in this Prospectus.

(2)  The "AXA Allocation" Portfolios.

(3) There is no capitalization constraint on this Fund. The capitalization size of the Fund is driven by stock selection. Currently, the Fund may be considered to be large capitalization.


The AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds are managed by AXA Equitable. Each of the other Funds invests in shares of a corresponding portfolio ("Portfolio") of AXA Premier VIP Trust and EQ Advisors Trust (the "Trusts"). You should also read the prospectuses for the Trusts and keep them for future reference.

GUARANTEED OPTIONS. The guaranteed options we offer include a 3-year Guaranteed Rate Account and 5-year Guaranteed Rate Account. If you are an existing contract owner, you may have allocated values to the Money Market Guarantee Account. This investment option is closed to new contributions on January 1, 2009. See "Investment Options" later in this Prospectus.


We have filed registration statements relating to this offering with the Securities and Exchange Commission. A Statement of Additional Information ("SAI"), dated May 1, 2010, which is part of one of the registration statements, is available free of charge upon request by writing to us or calling us toll-free. The SAI has been incorporated by reference into this prospectus. The table of contents for the SAI and a request form to obtain the SAI appear at the end of this prospectus. You may also obtain a copy of this prospectus and the SAI through the SEC website at www.sec.gov. The SAI is available free of charge. You may request one by writing to our Processing Office at The Members Retirement Program, c/o AXA Equitable, Box 4875 Syracuse, NY 13221, or calling 1-800-523-1125.




THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE SECURITIES ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.



                                                                      x02885/MRP

Contents of this prospectus

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MEMBERS RETIREMENT PROGRAM
--------------------------------------------------------------------------------
Index of key words and phrases                                                 4
Who is AXA Equitable?                                                          5
How to reach us                                                                6
The Program at a glance -- key features                                        8
Employer choice of retirement plans                                            8
Plan features                                                                  8
The Contract at a glance -- key features                                       9

--------------------------------------------------------------------------------
FEE TABLE                                                                     11
--------------------------------------------------------------------------------
Examples                                                                      13
Condensed financial information                                               14
Financial statements of investment funds                                      14

--------------------------------------------------------------------------------
1. INVESTMENT OPTIONS                                                         15
--------------------------------------------------------------------------------
The Funds                                                                     15
The Trusts                                                                    17
Risks of investing in the Funds                                               21
Additional information about the Funds                                        22
The guaranteed options                                                        22

--------------------------------------------------------------------------------
2. HOW WE VALUE YOUR ACCOUNT BALANCE IN THE FUNDS                             24
--------------------------------------------------------------------------------
For amounts in the Funds                                                      24
How we determine the unit value                                               24
How we value the assets of the Funds                                          24

--------------------------------------------------------------------------------
3. TRANSFERS AND ACCESS TO YOUR ACCOUNT                                       26
--------------------------------------------------------------------------------
Transfers among investment options                                           26
Disruptive transfer activity                                                 26
Our Account Investment Management System (AIMS) and
  our internet website                                                       27
Participant loans                                                            27
Choosing benefit payment options                                             27
Spousal consent                                                              29

Proof of correct information                                                 29

Benefits payable after the death of a participant                            29


----------------------
When we use the words "we," "us" and "our," we mean AXA Equitable. Please see the index of key words and phrases used in this prospectus. The index will refer you to the page where particular terms are defined or explained.

When we address the reader of this prospectus with words such as "you" and "your," we generally mean the individual plan participant in one or more of the plans available in the Program. For example, `you" and "your" may refer to the individual plan participant when the contract owner has instructed us to take participant in-plan instructions as the contract owner's instructions under the contract. For example, in "Transfers and access to your account."

As explained in certain sections, "you" and "your" may sometimes refer to the employer. For example, "The Program" section of this prospectus is primarily directed at the employer.

No person is authorized by AXA Equitable Life Insurance Company to give any information or make any representations other than those contained in this prospectus and the SAI, or in other printed or written materials issued by AXA Equitable. You should not rely on any other information or representation.

2  Contents of this prospectus

--------------------------------------------------------------------------------
4. THE PROGRAM                                                              30
--------------------------------------------------------------------------------
Summary of plan choices                                                     30
Getting started                                                             30
How to make Program contributions                                           30
Allocating Program contributions                                            31
Distributions from the investment options                                   31
Rules applicable to participant distributions                               31

--------------------------------------------------------------------------------
5. CHARGES AND EXPENSES                                                     33
--------------------------------------------------------------------------------
Charges based on amounts invested in the Program                            33

Plan and transaction expenses                                               34

Charges for state premium and other applicable taxes                        34
Fees paid to associations                                                   34
General information of fees and charges                                     34

--------------------------------------------------------------------------------
6. TAX INFORMATION                                                          35
--------------------------------------------------------------------------------
Buying a contract to fund a retirement arrangement                          35
Income taxation of distributions to qualified plan participants             35

Special rule for conversions to Roth IRA in 2010                            35


--------------------------------------------------------------------------------
7. MORE INFORMATION                                                         37
--------------------------------------------------------------------------------
About Program changes or terminations                                       37
IRS disqualification                                                        37
About the separate accounts                                                 37
About the general account                                                   37
About legal proceedings                                                     37
Financial statements                                                        38
About the trustee                                                           38
Distribution of the contracts                                               38
Reports we provide and available information                                38
Acceptance                                                                  38

--------------------------------------------------------------------------------
APPENDIX
--------------------------------------------------------------------------------
I -- Condensed financial information                                       A-1


--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION
     TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                  Contents of this prospectus  3

Contents of this Prospectus (Cont'd.)


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SUMMARY PROSPECTUSES FOR THE PORTFOLIOS OF AXA PREMIER VIP TRUST AND EQ
   ADVISORS TRUST
--------------------------------------------------------------------------------
AXA Aggressive Allocation                                                AAA 1-3
AXA Conservative Allocation                                              ACA 1-3
AXA Conservative-Plus Allocation                                        ACPA 1-3
AXA Moderate Allocation                                                  AMA 1-3
AXA Moderate-Plus Allocation                                            AMPA 1-3
Multimanager Multi-Sector Bond                                          MMSB 1-4
Multimanager Technology                                                  MMT 1-4
Target 2015 Allocation                                                 2015A 1-4
Target 2025 Allocation                                                 2025A 1-4
Target 2035 Allocation                                                 2035A 1-4
Target 2045 Allocation                                                 2045A 1-4
EQ/AllianceBernstein International                                     EQABI 1-3
EQ/Calvert Socially Responsible                                        EQCSR 1-4
EQ/Capital Guardian Research                                           EQCGR 1-3
EQ/Equity 500 Index                                                   EQ500I 1-3
EQ/GAMCO Small Company Value                                          EQGSCV 1-3
EQ/Global Multi-Sector Equity                                         EQGMSE 1-4
EQ/Intermediate Government Bond Index                                 EQIGBI 1-3
EQ/International Core PLUS                                             EQICP 1-4
EQ/Large Cap Growth PLUS                                              EQLCGP 1-4
EQ/Large Cap Value PLUS                                               EQLCVP 1-4
EQ/Mid Cap Value PLUS                                                 EQMCVP 1-4
EQ/Money Market                                                         EQMM 1-3
EQ/PIMCO Ultra Short Bond                                              EQPUS 1-3
EQ/Small Company Index                                                 EQSCI 1-3



3-a  Contents of this Prospectus (Cont'd.)

Index of key words and phrases

--------------------------------------------------------------------------------
Below is an index of key words and phrases used in this prospectus. The index will refer you to the page where particular terms are defined or explained.
This index should help you locate more information on the terms used in this prospectus.

                                                                      PAGE
  AIMS                                                                  27
  AXA Equitable                                                          5
  beneficiary                                                           29
  benefit payment options                                               27
  business day                                                          24
  contract                                                              30
  corresponding portfolio                                      front cover
  disruptive transfer activity                                          26
  eligible rollover distributions                                       35
  fair valuation                                                        25
  GRAs                                                                  22
  guaranteed options                                                    22
  individually designed plan                                            30
  IRA                                                                   35
  investment funds                                             front cover
  investment options                                                    15
  market timing                                                         26
  Master Trust                                                          30
  Money Market Guarantee Account                                        23
  Pooled Trust                                                          30
  Program                                                               30
  Roth 401(k)                                                            8
  separate accounts                                                     37
  Trusts                                                       front cover
  unit value                                                            24
  unit                                                                  24
  Volume Submitter Plan                                                 30
  Volume Submitter Retirement Trust                                     30
  3-year GRA                                                            22
  5-year GRA                                                            22


                                                Index of key words and phrases 4

Who is AXA Equitable?

--------------------------------------------------------------------------------

We are AXA Equitable Life Insurance Company ("AXA Equitable"), a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable is an indirect, wholly-owned subsidiary of AXA Financial, Inc., a holding company, which is itself an indirect, wholly-owned subsidiary of AXA SA ("AXA"). AXA is a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, and under its other arrangements with AXA Equitable and AXA Equitable's parent, AXA exercises significant influence over the operations and capital structure of AXA Equitable and its parent. AXA holds its interest in AXA Equitable through a number of other intermediate holding companies, including Oudinot Participations, AXA America Holdings, Inc. and AXA Equitable Financial Services, LLC. AXA Equitable is obligated to pay all amounts that are promised to be paid under the contracts. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $581.2 billion in assets as of December 31, 2009. For more than 150 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.



5  Who is AXA Equitable?

HOW TO REACH US

You may communicate with us at the mailing addresses listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically may be unavailable or delayed. For example, our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing. In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location listed below.

You can reach us as indicated below to obtain:

o Copies of any plans, trusts, adoption agreements, or enrollment or other forms used in the Program.

o   Unit values and other account information under your plan,

o Any other information or materials that we provide in connection with the Program.


INFORMATION ON JOINING THE PROGRAM

--------------------------------------------------------------------------------
 BY PHONE:
--------------------------------------------------------------------------------
1-800-523-1125 (Retirement Program Specialists available weekdays 9 a.m. to 5 p.m., Eastern Time)

--------------------------------------------------------------------------------
 BY REGULAR MAIL:
--------------------------------------------------------------------------------
The Members Retirement Program
c/o AXA Equitable
Box 2011
Secaucus, NJ 07096

--------------------------------------------------------------------------------
 BY REGISTERED, CERTIFIED, OR OVERNIGHT DELIVERY:
--------------------------------------------------------------------------------
The Members Retirement Program
c/o AXA Equitable
500 Plaza Drive, 7th Floor
Secaucus, NJ 07094

--------------------------------------------------------------------------------
 BY INTERNET:
--------------------------------------------------------------------------------
The Members Retirement Program website www.axa-equitable.com/ mrp, provides information about the Program, as well as several interactive tools and resources that can help answer some of your retirement planning questions. The website also provides an e-mail feature that can be accessed by clicking on either "Contact us" or "Send E-Mail to AXA Equitable."

NO PERSON IS AUTHORIZED BY AXA EQUITABLE LIFE INSURANCE COMPANY TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND THE SAI, OR IN OTHER PRINTED OR WRITTEN MATERIAL ISSUED BY AXA EQUITABLE. YOU SHOULD NOT RELY ON ANY OTHER INFORMATION OR REPRESENTATION.


INFORMATION ONCE YOU JOIN THE PROGRAM

--------------------------------------------------------------------------------
 BY PHONE:
--------------------------------------------------------------------------------
1-800-526-2701 (U.S.) or 1-800-526-2701-0 from France, Israel, Italy, Republic of Korea, Switzerland, and the United Kingdom (Account Executives available weekdays 9 a.m. to 5 p.m., Eastern Time).

--------------------------------------------------------------------------------
 TOLL-FREE AIMS:
--------------------------------------------------------------------------------
By calling 1-800-526-2701 or 1-800-526-2701-0, you may, with your assigned personal security code, use AIMS to:

o   Transfer between investment options and obtain account balance information.

o Change the allocation of future contributions and maturing guaranteed options.

o Hear investment performance information, including investment fund unit values and current guaranteed option interest rates.

AIMS operates 24 hours a day. You may speak with our Account Executives during regular business hours about any matters covered by AIMS.

--------------------------------------------------------------------------------
 BY INTERNET FOR AMOUNTS IN THE TRUST
--------------------------------------------------------------------------------
By logging on to www.axa-equitable.com/mrp, both participants and employers can access certain retirement account information and perform certain financial transactions. Participants can access the information by clicking on Participant Log-In and entering their social security number and personal security code. Participants can use the Internet to access certain retirement account information and perform certain transactions such as:

o Investment performance, current investment fund unit values, and current guaranteed option interest rates.

o Transfer assets between investment options and obtain account balance information.

o Change the allocation of future contributions and maturing Guaranteed Rate Accounts.

Employers can access information by clicking on Employer Log-In and entering their User ID and Password. Employers can use the Internet to access certain plan level retirement account information and perform certain transactions such as:

o   Contribution Reports (customizable by date)

o   Online Statements

o   Transaction History (customizable by date)

o   Online remittal of Contributions


o   Online remittal of annual Plan and Participant Census Information

o   Online 5500 preparation and filing (Master and Volume Submitter Plans only)


--------------------------------------------------------------------------------
 FOR CORRESPONDENCE WITHOUT CONTRIBUTION CHECKS SENT
 BY REGULAR MAIL:
--------------------------------------------------------------------------------

The Members Retirement Program
P.O. Box 4875
Syracuse, NY 13221


--------------------------------------------------------------------------------
 FOR CORRESPONDENCE WITH CONTRIBUTION CHECKS SENT BY
 REGULAR MAIL:
--------------------------------------------------------------------------------
The Association Members Retirement Program
P.O. Box 1599
Newark, NJ 07101-9764

                                                        Who is AXA Equitable?  6

--------------------------------------------------------------------------------
 FOR ALL CORRESPONDENCE (WITH OR WITHOUT CONTRIBUTION
 CHECKS) SENT BY REGISTERED, CERTIFIED, OR OVERNIGHT DELIVERY:
--------------------------------------------------------------------------------


AXA Equitable
Association Service MD 32-12
100 Madison Street
Syracuse, NY 13202

Your correspondence will be picked up at the mailing address noted above and delivered to our Processing Office. Your correspondence, however, is not considered received by us until it is received at our Processing Office. Our Processing Office is located at 100 Madison Street, Syracuse, NY 13202.


--------------------------------------------------------------------------------
 BY E-MAIL
--------------------------------------------------------------------------------
We welcome your comments and questions regarding the Members Retirement
Program. If you have a comment or suggestion about the Members Website we would appreciate hearing from you. Go to www.axa-equitable.com/mrp, Participant Services and click on "Contact Us" or click on "email the Members Retirement Program."


7  Who is AXA Equitable?

The Program at a glance -- key features

--------------------------------------------------------------------------------
EMPLOYER CHOICE OF RETIREMENT PLANS


Our Members Retirement Plan is a defined contribution master plan that can be adopted as a profit-sharing plan (401(k), SIMPLE 401(k), safe harbor 401(k) and Roth 401(k) features are available) and a defined contribution pension plan, or both. A "designated Roth contribution" ("Roth 401(k)") may be added to any of the 401(k) features. It allows eligible employees to designate all or part of their elective deferrals as Roth contributions. See "Tax information" below. The Plan is designed to comply with the requirements of Section 404(c) of the Employee Retirement Income Security Act of 1974 ("ERISA"). The Program's investment options are the only investment choices under the Members Retirement Plan.


Our Volume Submitter Plan is a defined contribution plan that can be adopted as a profit-sharing plan (new comparability or age weighted) with or without 401(k) features. The Program's investment options are the only investment choices under the Volume Submitter Plan.

Our Pooled Trust for Individually Designed Plans, which invests through our Investment Only arrangement, allows you to use the investment options in the Program through our Pooled Trust.


PLAN FEATURES


MEMBERS RETIREMENT PLAN:

o   The Program investment options are the only investment choices.

o Plan-level and participant-level recordkeeping, benefit payments, tax withholding and reporting provided.

o   Use of our Master Trust.

o   No minimum amount must be invested.

o   5500 reporting.

o   Automatic updates for law changes.


VOLUME SUBMITTER PLAN:

o   Program investment options used as the only investment choices.

o Plan-level and participant-level recordkeeping, benefit payments, tax withholding and reporting provided.

o   Use of our Volume Submitter Retirement Trust.

o   No minimum amount must be invested.

o   5500 reporting.


o   Automatic updates for law changes (may require employer adoption).



INVESTMENT ONLY:

o   Our Pooled Trust is used for investment only.

o   Recordkeeping services provided for plan assets in Pooled Trust.


PLAN CHARGES AND EXPENSES:

o Plan and transaction charges vary by type of plan adopted, or by specific transaction.


ADDITIONAL FEATURES FOR AMOUNTS HELD IN THE TRUST:

o   Toll-free number available for transfers and account information.

o   Internet website access to account information and transactions.

o   Participant loans (if elected by your employer; some restrictions apply).

o   Regular statements of account.

o   Retirement Program Specialist and Account Executive support.

o   Daily valuation of accounts.

--------------------------------------------------------------------------------
                              MEMBERS
                              RETIREMENT PLAN           POOLED TRUST FOR
                              AND VOLUME                INDIVIDUALLY
                              SUBMITTER PLAN            DESIGNED PLANS
--------------------------------------------------------------------------------
WHO SELECTS                   Participant               Participant or
INVESTMENTS?                                            Trustee, as
                                                        specified under
                                                        your Plan
--------------------------------------------------------------------------------
ARE LOANS AVAILABLE?          Yes, if permitted         Yes, if permitted
                              under your Plan           under your Plan
--------------------------------------------------------------------------------
WHEN ARE YOU ELIGIBLE         Upon retirement,          Benefits depend
FOR DISTRIBUTIONS?            death, disability         upon the terms of
                              or termination of         your Plan
                              employment
--------------------------------------------------------------------------------



                                       The Program at a glance -- key features 8

The Contract at a glance -- key features

--------------------------------------------------------------------------------
CONTRIBUTIONS:

o   Can be allocated to any one option or divided among them.

o Must be made by check or money order payable to AXA Equitable or remitted on line.

o   Must be sent along with a Contribution Remittance Form.

o Are credited on the day of receipt if accompanied by properly completed forms.


TRANSFERS AMONG INVESTMENT OPTIONS:

o Generally, amounts may be transferred among the investment options at any time.

o   Transfers may be made by telephone on AIMS or on our Internet Website.

o   There is no charge for transfers and no tax liability.

o Transfers from the Guaranteed Rate Accounts may not be made prior to maturity.


CHARGES AND EXPENSES:

o Program expense charge assessed against combined value of Program assets in the Trust.

o Investment management and accounting fees and other expenses charged on an investment fund-by-fund basis, as applicable.

o   Record maintenance and report fee.

o   Enrollment fee.

o   Annuity administrative charge.

o Indirectly, charges of underlying variable investment options for investment management, 12b-1 fees and other expenses.


PROFESSIONAL INVESTMENT MANAGEMENT:

Through the investment funds under our contract we make available these professional investment managers who advise or sponsor the different Funds:

o   AXA Equitable

o   AllianceBernstein L.P.

o   BlackRock Investment Management, LLC

o   Bridgeway Capital Management, Inc.

o   Calvert Asset Management Company, Inc.

o   Capital Guardian Trust Company

o   Firsthand Capital Management, Inc.

o   GAMCO Asset Management, Inc.

o   Hirayama Investments, LLC

o   Marsico Capital Management LLC

o   Morgan Stanley Investment Management, Inc.

o   Pacific Investment Management Company, LLC

o   Post Advisory Group, LLC

o   RCM Capital Management LLC

o   SSgA Funds Management, Inc.

o   The Dreyfus Corporation

o   Wellington Management Company, LLP

o   Wentworth Hauser and Violich, Inc.


BENEFIT PAYMENT OPTIONS:

o   Lump sum.

o   Installments on a time certain or dollar certain basis.

o Fixed annuity benefit payout options as available under your employer's plan.

o Variable annuity benefit payout options as available under your employer's plan (described in a separate prospectus for that option).

For more detailed information, we urge you to read the contents of this prospectus. This prospectus is not the group annuity contract. Please feel free to call us if you have any questions.


GUARANTEED OPTIONS:

The three guaranteed options include two Guaranteed Rate Accounts and a Money Market Guarantee Account. The Money Market Guarantee Account is closed to new or additional contributions, transfers and loan repayments. See "Money Market Guarantee Account is closed to new money" under "Investment Options" later in this Prospectus.

For more detailed information, we urge you to read the contents of this Prospectus, as well as your contract. Please feel free to speak with your financial professional, or call us, if you have any questions. If for any reason you are not satisfied with your contract, you may return it to us for a refund within a certain number of days.


TAX ADVANTAGES:

o   On earnings
    -----------
    No tax on investment earnings until withdrawn.

o   On transfers
    ------------
    No tax on internal transfers.


TAX NOTE:

o Because you are purchasing or contributing to an annuity contract to fund a retirement plan qualified under section 401 of the Internal Revenue Code (the "Code") you should be aware that the


9 The Contract at a glance -- key features contract meets Code qualification requirements but does not provide tax deferral benefits beyond those already provided by the Code. You should consider whether the contract's features and benefits beyond tax deferral meet your needs and goals. You may also want to consider the features, benefits and costs of the contract relative to other types of arrangements. (For more information, see "Tax information" later in the prospectus.)


                                    The Contract at a glance -- key features  10

Fee table

--------------------------------------------------------------------------------


The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including the underlying trust portfolio fees and expenses. Each of the charges and expenses is more fully described in "Charges and expenses" later in this prospectus.




------------------------------------------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR INVESTMENT FUNDS EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Maximum program expense charge(1)                                  1.00%
------------------------------------------------------------------------------------------------------------------------------------
Maximum program-related other expenses                             0.01%
------------------------------------------------------------------------------------------------------------------------------------
Maximum program-related investment management and
accounting fees (applies only to the Pooled Separate Accounts:
AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth
and AllianceBernstein Balanced Funds) (2)                          0.65%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE AT THE END OF EACH CALENDAR QUARTER
------------------------------------------------------------------------------------------------------------------------------------
Record maintenance and report fee                                  $ 3.75
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
 CHARGES WE MAY DEDUCT FROM YOUR ACCOUNT VALUE
------------------------------------------------------------------------------------------------------------------------------------
Enrollment fee(3)                                                  $25 per participant
------------------------------------------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM AMOUNTS IN THE GRAS AND THE MONEY MARKET GUARANTEE ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
Maximum program expense charge(1)                                  1.00%



A proportionate share of all fees and expenses paid by a "Portfolio" that corresponds to any investment fund of the Trusts to which monies are allocated also applies. The table below shows the lowest and highest total operating expenses as of December 31, 2009 charged by any of the Portfolios that apply periodically during the time that you own the contract. These fees and expenses are reflected in the investment funds' net asset value each day. Therefore, they reduce the investment return of the fund and the related investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each Portfolio's fees and expenses is contained in the prospectuses for the Trusts.



------------------------------------------------------------------------------------------------------------------------------------
 PORTFOLIO OPERATING EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2009 (expenses that are deducted         Lowest     Highest
from Portfolio assets including management fees, 12b-1 fees, service fees, and/or      ------     -------
other expenses)(4)                                                                     0.47%      2.14%
------------------------------------------------------------------------------------------------------------------------------------



Portfolio operating expenses and separate account expenses expressed as an annual percentage of average daily net assets for all portfolios.


11 Fee table

------------------------------------------------------------------------------------------------------------------------------------
                                                       TRUST RELATED EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                              TOTAL
                                                                             ACQUIRED        ANNUAL      FEE WAIVERS
                                                                            FUND FEES       EXPENSES       AND/OR       NET ANNUAL
                                                                          AND EXPENSES      (BEFORE       EXPENSE        EXPENSES
                                        MANAGEMENT   12B-1    OTHER        (UNDERLYING      EXPENSE      REIMBURSE-   (AFTER EXPENSE
             PORTFOLIO NAME              FEES(5)    FEES(6) EXPENSES(7)  PORTFOLIOS)(8)   LIMITATION)     MENTS(9)     LIMITATIONS)
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP TRUST:
------------------------------------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                 0.10%      0.25%     0.19%          0.76%          1.30%        (0.05)%          1.25%
AXA Conservative Allocation               0.10%      0.25%     0.19%          0.64%          1.18%        (0.18)%          1.00%
AXA Conservative-Plus Allocation          0.10%      0.25%     0.20%          0.67%          1.22%        (0.12)%          1.10%
AXA Moderate Allocation                   0.10%      0.25%     0.18%          0.69%          1.22%        (0.07)%          1.15%
AXA Moderate-Plus Allocation              0.10%      0.25%     0.18%          0.72%          1.25%        (0.05)%          1.20%
Multimanager Multi-Sector Bond            0.53%      0.25%     0.21%            --           0.99%           --            0.99%
Multimanager Technology                   0.95%      0.25%     0.24%          0.04%          1.48%           --            1.48%
Target 2015 Allocation                    0.10%      0.25%     0.50%          0.58%          1.43%        (0.25)%          1.18%
Target 2025 Allocation                    0.10%      0.25%     0.51%          0.57%          1.43%        (0.26)%          1.17%
Target 2035 Allocation                    0.10%      0.25%     0.81%          0.57%          1.73%        (0.56)%          1.17%
Target 2045 Allocation                    0.10%      0.25%     1.23%          0.56%          2.14%        (0.98)%          1.16%
------------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST:
------------------------------------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein International        0.73%        --      0.14%            --           0.87%         0.00%           0.87%
EQ/Calvert Socially Responsible           0.65%      0.25%     0.27%            --           1.17%        (0.02)%          1.15%
EQ/Capital Guardian Research              0.65%      0.25%     0.14%            --           1.04%        (0.07)%          0.97%
EQ/Equity 500 Index                       0.25%      0.25%     0.14%            --           0.64%           --            0.64%
EQ/GAMCO Small Company Value              0.75%      0.25%     0.15%            --           1.15%           --            1.15%
EQ/Global Multi-Sector Equity             0.73%      0.25%     0.24%            --           1.22%           --            1.22%
EQ/Intermediate Government Bond Index     0.35%      0.25%     0.14%          0.03%          0.77%           --            0.77%
EQ/International Core PLUS                0.60%      0.25%     0.25%          0.06%          1.16%         0.00%           1.16%
EQ/Large Cap Growth PLUS                  0.50%      0.25%     0.20%          0.02%          0.97%         0.00%           0.97%
EQ/Large Cap Value PLUS                   0.47%      0.25%     0.23%            --           0.95%         0.00%           0.95%
EQ/Mid Cap Value PLUS                     0.55%      0.25%     0.19%          0.04%          1.03%         0.00%           1.03%
EQ/Money Market                           0.31%        --      0.16%            --           0.47%           --            0.47%
EQ/PIMCO Ultra Short Bond                 0.47%      0.25%     0.16%            --           0.88%         0.00%           0.88%
EQ/Small Company Index                    0.25%      0.25%     0.14%            --           0.64%           --            0.64%
------------------------------------------------------------------------------------------------------------------------------------


Pooled trust operating expenses expressed as an annual percentage of average daily net assets for AllianceBernstein Growth Equity, Mid Cap Growth and Balanced Funds


------------------------------------------------------------------------------------------------------------------------------------
                                                 MANAGEMENT FEE                OTHER EXPENSES                  TOTAL
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Growth Equity                        0.30%                         0.10%                      0.40%
AllianceBernstein Mid Cap Growth                       0.65%                         0.05%                      0.70%
AllianceBernstein Balanced                             0.50%                         0.09%                      0.59%
------------------------------------------------------------------------------------------------------------------------------------


(1) This is the maximum fee; the program expense charge you actually pay may be lower, as discussed later in this Prospectus, under "Charges and expenses".

(2) These fees apply only to the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds and will fluctuate from year to year and from fund to fund based on the assets in each fund. See the tables that provide the expenses of each individual investment fund later in this prospectus.

(3) This fee is charged to your employer. If your employer fails to pay this charge, we may deduct the amount from subsequent contributions or from your account value.


(4) "Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts for options added during the fiscal year 2009 and for the underlying portfolios.

(5) The management fees and administrative fees for each portfolio cannot be increased without a vote of each portfolio's shareholders.

(6) Portfolio shares are subject to fees imposed under the distribution plans (the "Rule 12b-1 Plan") adopted by the Trusts pursuant to Rule 12b-1 under the Investment Company Act of 1940. The maximum annual distribution and/or service (12b-1) fee for Class B and IB shares is 0.50% of the average daily net assets attributable to those shares. Under arrangements approved by each Trust's Board of Trustees, the distribution and/or service (12b-1) fee currently is limited to 0.25% of the average daily net assets attributable to Class B and Class IB shares of the portfolios. These arrangements will be in effect at least until April 30, 2011. A "--" indicates that there is no Rule 12b-1 Plan in place for the portfolio shown.

(7) The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses. See column entitled "Fee waivers and/or expense reimbursements" and footnote (8) for any expense limitation agreement information.

(8) Each of these variable investment options invests in a corresponding portfolio of one of the Trusts or other unaffiliated investment companies. Each portfolio, in turn, invests in shares of other portfolios of the Trusts and/or shares of unaffiliated portfolios ("the underlying portfolios"). Amounts shown reflect each portfolio's pro rata share of the fees and expenses of the underlying portfolios in which it invests. A "--" indicates that the listed portfolio does not invest in underlying portfolios.

(9) The amounts shown reflect any fee waivers and/or expense reimbursements that applied to each Portfolio. A "--" indicates that there is no expense limitation in effect. "0.00%" indicates that the expense limitation arrangement did not result in a fee waiver reimbursement. AXA Equitable, the investment manager of AXA Premier VIP Trust and EQ Advisors Trust, has entered into expense limitation agreements with respect to certain Portfolios, which are effective through April 30, 2011 (unless the Board of Trustees, including a



                                                                    Fee table 12
    majority of the independent Trustees, of AXAPremier VIP Trust or EQ Advisors Trust, as applicable, consents to an earlier revision or termination of this arrangement). Under these agreements, AXA Equitable has agreed to waive or limit its fees and assume other expenses of certain Portfolios, if necessary, in an amount that limits each affected Portfolio's Total Annual Expenses (exclusive of interest, taxes, brokerage commissions, capitalized expenditures, expenses of the underlying portfolios in which the Portfolio invests and extraordinary expenses) to not more than the amounts specified in the agreements. Each Portfolio may at a later date make a reimbursement to AXA Equitable for any of the management fees waived or limited and other expenses assumed and paid by AXA Equitable pursuant to the expense limitation agreement provided that the Portfolio's current annual operating expenses do not exceed the operating expense limit determined for such Portfolio. See the prospectus for each applicable underlying Trust for more information about the arrangements. In addition, a portion of the brokerage commissions of certain Portfolios of EQ Advisors Trust and AXA Premier VIP Trust is used to reduce the applicable Portfolio's expenses. If the table reflected both the expense limitation arrangements, plus the portion of the brokerage commissions used to reduce Portfolio expenses, the net expenses would be as shown in the table below:



    -----------------------------------------------
    PORTFOLIO NAME
    -----------------------------------------------
    Multimanager Technology                   1.46%
    -----------------------------------------------
    EQ/Capital Guardian Research              0.96%
    -----------------------------------------------
    EQ/GAMCO Small Company Value              1.13%
    -----------------------------------------------
    EQ/Large Cap Growth PLUS                  0.96%
    -----------------------------------------------
    EQ/Large Cap Value PLUS                   0.94%
    -----------------------------------------------



EXAMPLES

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and underlying trust fees and expenses.

The examples below show the expenses that a hypothetical contract owner would pay in the situations illustrated and assume the maximum charges applicable under the contract, including the record maintenance and report fee and the enrollment fee. Since there are no surrender charges in connection with amounts invested in the Funds, the expenses are the same whether or not the participant withdraws amounts held in any of the Funds.

The charges used in the examples are the maximum expenses. The guaranteed rate accounts and the money market guarantee account are not covered by the fee table and examples. However, ongoing expenses do apply to the guaranteed rate accounts and the money market guarantee account. These examples should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

Separate Account 66 examples: These examples assume that you invest $10,000 in the contract for the time periods indicated and that your investment has a 5% return each year. The example also assumes maximum contract charges and total annual expenses of the portfolios (before expense limitations) set forth in the previous charts. Although your actual costs may be higher or lower, based on these assumptions, your cost would be:

13 Fee table

------------------------------------------------------------------------------------------------------------------------------------
                                                         IF YOU SURRENDER OR DO NOT SURRENDER                IF YOU ANNUITIZE
                                                               YOUR CONTRACT AT THE END                     AT THE END OF THE
                                                             OF THE APPLICABLE TIME PERIOD                APPLICABLE TIME PERIOD
------------------------------------------------------------------------------------------------------------------------------------
                                                        1 YEAR   3 YEARS   5 YEARS  10 YEARS  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP TRUST:
------------------------------------------------------------------------------------------------------------------------------------
(a) assuming maximum fees and expenses of any of the
    Portfolios                                          $358    $1,039    $1,740    $3,591    $358    $1,039    $1,740    $3,591
(b) assuming minimum fees and expenses of any of the
    Portfolios                                          $191    $  537    $  904    $1,925    $191    $  537    $  904    $1,925
------------------------------------------------------------------------------------------------------------------------------------


Pooled separate account examples: These examples assume that you invest $10,000 in the indicated options under the contract for the time periods indicated. All other information and assumptions stated above apply. Although your actual costs may be higher or lower based on these assumptions, your costs would be:


------------------------------------------------------------------------------------------------------------------------------------
                                                IF YOU DO NOT SURRENDER                           IF YOU ANNUITIZE
                                               YOUR CONTRACT AT THE END                          AT THE END OF THE
                                             OF THE APPLICABLE TIME PERIOD                     APPLICABLE TIME PERIOD
------------------------------------------------------------------------------------------------------------------------------------
                                        1 YEAR    3 YEARS    5 YEARS    10 YEARS       1 YEAR    3 YEARS    5 YEARS    10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Growth Equity          $183      $515      $  867      $1,849         $183      $515      $  867     $1,849
AllianceBernstein Mid Cap Growth         $214      $607      $1,023      $2,173         $214      $607      $1,023     $2,173
AllianceBernstein Balanced               $203      $573      $  966      $2,055         $203      $573      $  966     $2,055
------------------------------------------------------------------------------------------------------------------------------------


CONDENSED FINANCIAL INFORMATION


Please see Appendix I at the end of this prospectus for condensed financial information concerning the Funds available as of December 31, 2009.



FINANCIAL STATEMENTS OF INVESTMENT FUNDS

Each of the investment funds is, or is part of, one of our separate accounts as described in "About the separate accounts" under "More information" later in this prospectus. The financial statements of the Pooled Separate Accounts, (AllianceBernstein Growth Equity (Separate Account No. 4), AllianceBernstein Mid Cap Growth (Separate Account No. 3) and AllianceBernstein Balanced (Separate Account No. 10)) and Separate Account No. 66 as well as the financial statements of AXA Equitable are included in the SAI. The financial statements for each Trust are in the SAI for that Trust.


                                                                    Fee table 14

1. Investment options

--------------------------------------------------------------------------------

We offer VARIOUS INVESTMENT OPTIONS under the contract which include: investment funds that we call the "Funds," and two guaranteed rate accounts. The Money Market Guarantee Account is no longer being sold. See "Money Market Guarantee Account is closed to new money" under "Investment options" later in this Prospectus for further information. We reserve the right to discontinue the offering of any Funds and either or both of the currently available guaranteed rate accounts at any time with notice to you. Not all Funds and guaranteed rate accounts may be available with all Plans.



THE FUNDS

Each Fund has a different investment objective. The Funds try to meet their investment objectives by investing either in a portfolio of securities or by holding mutual fund shares. We cannot assure you that any of the Funds will meet their investment objectives.


THE ALLIANCEBERNSTEIN GROWTH EQUITY FUND

OBJECTIVE

The investment objective of the AllianceBernstein Growth Equity Fund is to achieve long-term growth of capital. The Fund seeks to achieve its objective by investing its assets in securities represented in the Russell 1000 Growth Index ("Index"); it is intended that the Fund seeks to approximate the performance of the Index on an annualized basis.


INVESTMENT STRATEGIES

The Manager will use a replication construction technique to initiate and maintain the portfolio. The Fund seeks to approximate the Russell 1000 Growth Index by owning all securities in the portfolio in the approximate weight each represents in the Index. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. (Source: Russell Investment Group).

The majority of trading in the Fund will take place in June, after the annual reconstitution of the Russell indexes by Russell Investments. The list of constituents is ranked based on total market capitalization as of May 31st of each year, with the actual reconstitution effective in June. Changes to the membership lists are pre-announced and subject to change if any corporate activity occurs or if any new information is received prior to release.

Typically, passively managed portfolios are rebalanced when cash is accumulated due to dividend and interest receipts, monies received from corporate reorganizations (i.e. tenders, mergers and buybacks) and external cash flows.

AllianceBernstein will utilize index futures and Exchange Traded Funds to equitize short-term cash balances or effect basis trades to minimize transaction costs. These instruments are used if they provide a more cost-effective alternative than transacting in the cash market.

The Fund is valued daily.


RISKS OF INVESTMENT STRATEGIES

See "Risks of investing in the funds," later in this prospectus, for information on the risks associated with an investment in the Funds generally, and in the AllianceBernstein Growth Equity Fund specifically.


THE ALLIANCEBERNSTEIN MID CAP GROWTH FUND


OBJECTIVES

The AllianceBernstein Mid Cap Growth Fund seeks to achieve long-term capital growth, through a diversified portfolio of equity securities. The account attempts to achieve this objective by investing primarily in the common stock of medium-sized companies which have the potential to grow faster than the general economy and to grow into much larger companies.


INVESTMENT STRATEGIES

The AllianceBernstein Mid Cap Growth Fund is actively managed to obtain excess return versus the Russell Mid Cap Growth Index. The Fund invests at least 80% of its total assets in the common stock of companies with medium capitalizations at the time of the Fund's investment, similar to the market capitalizations of companies in the Russell Mid Cap Growth Index. Companies whose capitalizations no longer meet this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 80% policy. If deemed appropriate, in order to meet the investment objectives, the Fund may invest in companies in cyclical industries, as well as in securities that the adviser believes are temporarily undervalued. The Fund may also invest in foreign companies without substantial business in the United States.

The Fund may also invest in other types of securities including convertible preferred stocks, convertible debt securities and short-term securities such as corporate notes, and temporarily invest in money market instruments. Additionally, the Fund may invest up to 10% of its total assets in restricted securities.

The Fund attempts to generate excess return by taking active risk in security selection by looking for companies with unique growth potential. The Fund may also be concentrated in industries where research resources indicate there is high growth potential.


RISKS OF INVESTMENT STRATEGIES

See "Risks of investing in the funds" later in this prospectus, for information on the risks associated with an investment in the Funds generally, and in the AllianceBernstein Mid Cap Growth Fund specifically. Note, however, that due to the AllianceBernstein Mid Cap Growth Fund's investment policies, this Fund provides greater growth potential and greater risk than the AllianceBernstein Growth Equity

15  Investment options
and AllianceBernstein Balanced Funds. As a result, you should consider limiting the amount allocated to this Fund, particularly as you near retirement.

THE ALLIANCEBERNSTEIN BALANCED FUND

OBJECTIVES

The Balanced Account (the "Portfolio") seeks to achieve both appreciation of capital and current income through investment in a diversified Portfolio of publicly traded common stocks, equity-type securities, debt securities and short-term money-market instruments. The Balanced Portfolio will include allocations to three sub-portfolios: Global Structured Equity, US Core Fixed Income and Cash.

INVESTMENT STRATEGIES

The Global Structured Equity sub-portfolio's objective is to deliver consistent excess returns driven by intensive company research combined with a disciplined portfolio construction process focused on risk control. The sub-portfolio targets long-term growth of capital and to outperform the Morgan Stanley Capital International (MSCI) World Index over any three year period.

The Global Structured Equity sub-portfolio invests primarily in equity and equity type securities (such as convertible bonds, convertible preferred and warrants) by using a disciplined investment approach to identify attractive investment candidates based on internally generated research. The Adviser's global industry research analysts are responsible for a primary research universe of companies that are primarily stocks in the MSCI World Index or stocks with similar characteristics that meet the Advisor's investment criteria. The analysts conduct in-depth research on these companies to uncover the most attractive investment opportunities. The sub-portfolio is constructed to maximize exposure to stocks selected by the Advisor's analysts and Portfolio Managers. Individual security weights are a function of the analyst view, ownership within other portfolios, volatility, correlation and index weight. It may also hold securities to control risk and to limit the traditional sources of risk such as style/theme exposures. The result is a combination of stocks in the sub-portfolio with fundamental characteristics, as well as country and sector weightings that approximate those of the benchmark. The sub-portfolio primarily invests its assets in countries included in the MSCI World Index, however the portfolio may not invest in Emerging Market securities that fall into the MSCI Emerging Markets country definition. The sub-portfolio may also utilize currency hedging through the use of currency forwards. For the currency hedging process, the Advisor uses forward contracts that require the purchase or delivery of a foreign currency at some future date. The price paid for the contract is the current price of the foreign currency in U.S. dollars plus or minus an adjustment based on the interest rate differential between the U.S. dollar and the foreign currency. This process utilizes the Advisor's currency multi-factor expected return model based upon: interest rate differentials, current account imbalances, convergence to purchasing-power parity and market momentum. The strategy is implemented using optimization tools that explicitly recognize the link between return potential and risk. The use of currency forwards may only be used for currency hedging purposes. The use of cross hedging may only be utilized with prior approval of AXA Equitable.

The US Core Fixed Income's sub-portfolio seeks to consistently add value relative to the broad bond market and core fixed income managers through a research driven, disciplined search for relative value opportunities across the full range of fixed income market sectors. It is actively managed, seeking to add value through a combination of sector and security-specific selections.

The Fixed Income process capitalizes on our firm's independent fundamental and quantitative research in an effort to add value. The process begins with proprietary expected return forecasts of our quantitative research team, which narrow the investment universe and identify those sectors, securities, countries and currencies that appear most/ least attractive. These quantitative forecasts enable us to prioritize the further in-depth analysis of our fundamental credit and economic research teams. These fundamental research teams are focused on forecasting credit and economic fundamentals which confirm or refute our quantitative model findings.

Once the quantitative and fundamental forecasts have been made, our most senior research and portfolio management professionals meet in "research review" sessions where the forecasts are vetted with the goal of reconciling any differences between quantitative and fundamental projections and determining conviction level in each forecast, and identifying major themes to be implemented in the portfolios. The US Core team then translates the final research recommendations -- the output of the research review sessions -- into an appropriate portfolio risk target (tracking error). The US Core Team budgets this risk across the primary decisions (sector allocation, security selection and yield curve structure) with the use of proprietary portfolio construction tools.

The US Core Fixed Income sub-portfolio may invest in a wide variety of publicly traded debt instruments. The sub-portfolio's non-money market securities will consist primarily of publicly-traded securities issued or guaranteed by the United States Government (such as U.S. Treasury securities) or its agencies (such as the Government National Mortgage Association), or instrumentalities (such as the Federal National Mortgage Association), US dollar-denominated sovereign and corporate debt of developed and developing nations, including, but not limited to, bank obligations, notes, asset-backed securities, mortgage-related securities (includes agency and non-agency fixed, Adjustable Rate Mortgage and hybrid pass-throughs, agency and non-agency Collateralized Mortgage Obligation's, and dollar rolls), zero coupon bonds, preferred stock, trust preferred securities and inflation protected securities. At the time in which the account enters into a transaction involving the future delivery of securities, the Advisor will maintain cash equivalents or other liquid securities in the portfolio having an amount equal to or greater than the market value of the position/ commitment in question. In addition, the Advisor will monitor the account on a periodic basis to ensure that adequate coverage is maintained. It may also purchase 144A securities. The sub-portfolio may also buy debt securities with equity features, such as conversion or exchange rights or warrants for the acquisition of stock or participations based on revenues, sales or profits. All such securities will be investment grade, at the time of acquisition, i.e., rated BBB or higher by Standard & Poor's Corporation (S&P), Baa or higher by Moody's Investor Services, Inc. (Moody's), BBB or higher by Fitch or if unrated,

                                                          Investment options  16
will be of comparable investment quality. It may invest directly in investment grade money market instruments. Cash equivalent investments are defined as any security that has a maturity less than one year, including repurchase agreements, in accordance with AXA Equitable guidelines.

Swap transactions are prohibited.


The overall sub-portfolio duration is maintained approximately within 10% of the Barclays Aggregate Bond Index.


The Cash sub-portfolio may invest directly in investment-grade money market instruments.

The portfolio may invest in cash equivalents in a commingled investment fund managed by the Adviser.


ASSET ALLOCATION POLICIES

The Portfolio includes an asset allocation with a 60% weighting for equity securities and a 40% weighting for debt securities (see chart below). This asset allocation, which has been adapted to AXA Equitable specifications, is summarized below. The Advisor will allow the relative weightings of the Portfolio's debt and equity components to vary in response to markets, but ordinarily only by +/- 3% of the portfolio. Beyond those ranges, the Advisor may generally rebalance the Portfolio toward the targeted asset allocation, in line with AXA Equitable specifications. However, under extraordinary circumstances, when the Advisor believes that conditions favoring one investment style are compelling, the ranges may expand to 10% of the Portfolio, with AXA Equitable's prior consent. Furthermore, the Advisor reserves the right to modify the rebalancing targets which are based on the Advisor's current quantitative research, should prevailing market conditions and other factors necessitate.

--------------------------------------------------------------------------------
ALLOCATION                                           AXA EQUITABLE'S
PORTFOLIO TYPE          SUB-PORTFOLIO PORTFOLIO      SPECIFIED TARGET
--------------------------------------------------------------------------------
Global Equity           Global Structured Equity          60%
--------------------------------------------------------------------------------
Total fixed and money
market instruments:                                       40%

o Fixed                 o 35%-US Core Fixed Income

o Money market          o 5%-Cash
  instruments
--------------------------------------------------------------------------------

RISKS OF INVESTMENT STRATEGIES

See "Risks of investing in the Funds", below, for information on the risks associated with an investment in the funds generally, and in the AllianceBernstein Balanced Fund specifically.


INVESTMENT MANAGER

We manage the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds. We currently use the personnel and facilities of AllianceBernstein L.P. ("AllianceBernstein") for portfolio management, securities selection and transaction services. We are the majority-owners of AllianceBernstein, a limited partnership. We and AllianceBernstein are each registered investment advisers under the Investment Advisers Act of 1940.

AllianceBernstein acts as investment adviser to various separate accounts of AXA Equitable and other affiliated insurance companies. AllianceBernstein also provides investment management and advisory services to mutual funds, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations. The following portfolio managers are primarily responsible for the day-to-day management of the portfolios:



--------------------------------------------------------------------------------
                             PORTFOLIO           BUSINESS EXPERIENCE
 FUND                        MANAGER             FOR PAST 5 YEARS
--------------------------------------------------------------------------------
AllianceBernstein Growth     Judith A. De Vivo   Portfolio Manager at
Equity Fund                                      AllianceBernstein since 1984.
--------------------------------------------------------------------------------
AllianceBernstein Mid Cap    John H. Fogarty     Portfolio Manager at
Growth Fund                                      AllianceBernstein since 1997.
--------------------------------------------------------------------------------
AllianceBernstein Balanced   Alison Martier      Portfolio Manager at
Fund                                             AllianceBernstein since 1993
                             Shawn Keegan        Portfolio Manager at
                                                 AllianceBernstein since 2001
                             Greg Wilensky       Portfolio Manager at
                                                 AllianceBernstein since 1996
                             Joshua Lisser       Portfolio Manager at
                                                 AllianceBernstein since 1992
                             Seth Masters        Portfolio Manager at
                                                 AllianceBernstein since 1995
--------------------------------------------------------------------------------


The SAI provides additional information about the portfolio managers including compensation, other accounts managed and ownership of securities in the fund.


As of December 31, 2009, AllianceBernstein had total assets under management of $496 billion. AllianceBernstein's main office is located at 1345 Avenue of the Americas, New York, New York 10105.


The Investment Committee of our Board of Directors must authorize or approve the securities held in the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds. Subject to the Investment Committee's broad supervisory authority, our investment officers and managers have complete discretion over the assets of these Funds and have been given discretion as to sales and, within specified limits, purchases of stocks, other equity securities and certain debt securities. When an investment opportunity arises that is consistent with the objectives of more than one account, we allocate investment opportunities among accounts in an impartial manner based on certain factors such as investment objective and current investment and cash positions.


PORTFOLIO HOLDINGS POLICY FOR THE POOLED SEPARATE ACCOUNTS

A description of the policies and procedures with respect to disclosure of the portfolio securities of the AllianceBernstein Balanced Fund, the AllianceBernstein Growth Equity Fund and the AllianceBernstein Mid Cap Growth Fund is available in the SAI. Generally, portfolio information is available 15 days after the month end free of charge by calling 1 (866) 642-3127.


THE TRUSTS

The Trusts are registered under the Investment Company Act of 1940. They are classified as "open-end management investment companies," more commonly called mutual funds. Each Trust issues different shares relating to each portfolio.

The Trusts do not impose sales charges or "loads" for buying and selling their shares. All dividends and other distributions on Trust shares

17  Investment options
are reinvested in full. The Board of Trustees of each Trust may establish additional portfolios or eliminate existing portfolios at any time. More detailed information about each Trust, its portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 Plan relating to its Class IB/B shares and other aspects of its operations, appears in the prospectuses for each Trust, which are attached at the end of this prospectus or in their respective SAIs, which are available upon request.


All funds other than the AllianceBernstein Growth Equity Fund, the AllianceBernstein Mid Cap Growth Fund and the AllianceBernstein Balanced Fund invest in corresponding portfolios of the Trusts. The investment results you will experience in any one of those investment funds will depend on the investment performance of the corresponding portfolios.


                                                          Investment options  18

PORTFOLIOS OF THE TRUSTS

The AXA Allocation Portfolios offer participants a convenient opportunity to invest in other portfolios that are managed and have been selected for inclusion in the AXA Allocation Portfolios by AXA Equitable. AXA Equitable may promote the benefits of such portfolios to participants and/or suggest, incidental to the sale of this contract, that participants consider whether allocating some or all of their account value to such portfolios is consistent with their desired investment objectives. In addition, due to the relative diversification of the underlying portfolios covering various asset classes and categories, the AXA Allocation Portfolios may enable AXA Equitable to more efficiently manage AXA Equitable's financial risks associated with certain guaranteed features. Please see "Allocating Program contributions" in "The Program" for more information about your role in managing your allocations.

AXA Equitable serves as the investment manager of the Portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some Portfolios, AXA Equitable has entered into sub-advisory agreements with investment advisers (the "sub-advisers") to carry out the day-to-day investment decisions for the Portfolios. As such, AXA Equitable oversees the activities of the sub-advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below shows the names of the corresponding portfolios, their investment objectives, and their Investment Manager and/or sub-adviser(s).


------------------------------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST       SHARE                                                             INVESTMENT MANAGER
 PORTFOLIO NAME              CLASS   OBJECTIVE                                                 (OR SUB-ADVISER(S), AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION      B     Seeks long-term capital appreciation.                     o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE ALLOCATION    B     Seeks a high level of current income.                     o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE-PLUS          B     Seeks current income and growth of capital, with a        o AXA Equitable
ALLOCATION                           greater emphasis on current income.
------------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE ALLOCATION        B     Seeks long-term capital appreciation and current          o AXA Equitable
                                     income.
------------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS              B     Seeks long-term capital appreciation and current          o AXA Equitable
ALLOCATION                           income, with a greater emphasis on capital
                                     appreciation.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MULTI-SECTOR      B     Seeks high total return through a combination of          o Pacific Investment Management
BOND                                 current income and capital appreciation.                    Company LLC
                                                                                               o Post Advisory Group, LLC
                                                                                               o SSgA Funds Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY        B     Seeks long-term growth of capital.                        o AXA Equitable
                                                                                               o RCM Capital Management LLC
                                                                                               o SSgA Funds Management, Inc.
                                                                                               o Wellington Management Company, LLP
------------------------------------------------------------------------------------------------------------------------------------
TARGET 2015 ALLOCATION         B     Seeks the highest total return over time consistent       o AXA Equitable
                                     with its asset mix. Total return includes capital growth
                                     and income.
------------------------------------------------------------------------------------------------------------------------------------
TARGET 2025 ALLOCATION         B     Seeks the highest total return over time consistent       o AXA Equitable
                                     with its asset mix. Total return includes capital growth
                                     and income.
------------------------------------------------------------------------------------------------------------------------------------
TARGET 2035 ALLOCATION         B     Seeks the highest total return over time consistent       o AXA Equitable
                                     with its asset mix. Total return includes capital growth
                                     and income.
------------------------------------------------------------------------------------------------------------------------------------
TARGET 2045 ALLOCATION         B     Seeks the highest total return over time consistent       o AXA Equitable
                                     with its asset mix. Total return includes capital growth
                                     and income.
------------------------------------------------------------------------------------------------------------------------------------


19 Investment options

------------------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST             SHARE                                                         INVESTMENT MANAGER
 PORTFOLIO NAME                CLASS  OBJECTIVE                                              (OR SUB-ADVISER(S), AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN            IA    Seeks to achieve long-term growth of capital.          o AllianceBernstein L.P.
INTERNATIONAL
------------------------------------------------------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY             IB    Seeks to achieve long-term capital appreciation.       o Bridgeway Capital Management, Inc.
RESPONSIBLE                                                                                  o Calvert Asset Management Company,
                                                                                               Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN RESEARCH    IB    Seeks to achieve long-term growth of capital.          o Capital Guardian Trust Company
------------------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX             IB    Seeks a total return before expenses that              o AllianceBernstein L.P.
                                      approximates the total return performance of the S&P
                                      500 Index, including reinvestment of dividends, at a
                                      risk level consistent with that of the S&P 500 Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO SMALL COMPANY          IB    Seeks to maximize capital appreciation.                o GAMCO Asset Management Inc.
VALUE
------------------------------------------------------------------------------------------------------------------------------------
EQ/GLOBAL MULTI-SECTOR EQUITY   IB    Seeks to achieve long-term capital appreciation.       o AXA Equitable
                                                                                             o BlackRock Investment Management, LLC
                                                                                             o Morgan Stanley Investment
                                                                                               Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE                 IB    Seeks to achieve a total return before expenses that   o SSgA Funds Management, Inc.
GOVERNMENT BOND INDEX                 approximates the total return performance of the
                                      Barclays Capital Intermediate Government Bond
                                      Index, ("Index"), including reinvestment of dividends,
                                      at a risk level consistent with that of the Barclays
                                      Capital Intermediate U.S. Government Bond Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL CORE PLUS      IB    Seeks to achieve long-term growth of capital.          o AXA Equitable
                                                                                             o BlackRock Investment Management, LLC
                                                                                             o Hirayama Investments, LLC
                                                                                             o Wentworth Hauser and Violich, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH PLUS        IB    Seeks to provide long-term capital growth.             o AXA Equitable
                                                                                             o BlackRock Investment Management, LLC
                                                                                             o Marsico Capital Management LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE PLUS         IB    Seeks to achieve long-term growth of capital.          o AllianceBernstein L.P.
                                                                                             o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP VALUE PLUS           IB    Seeks to achieve long-term capital appreciation.       o AXA Equitable
                                                                                             o BlackRock Investment Management, LLC
                                                                                             o Wellington Management Company LLP
------------------------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET                 IA    Seeks to obtain a high level of current income,        o The Dreyfus Corporation
                                      preserve its assets and maintain liquidity.
------------------------------------------------------------------------------------------------------------------------------------
EQ/PIMCO ULTRA SHORT BOND       IB    Seeks to generate a return in excess of traditional    o Pacific Investment Management
                                      money market products while maintaining an               Company, LLC
                                      emphasis on preservation of capital and liquidity.
------------------------------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY                IB    Seeks to replicate as closely as possible (before the  o AllianceBernstein L.P.
INDEX                                 deduction of Portfolio expenses) the total return of
                                      the Russell 2000 Index.
------------------------------------------------------------------------------------------------------------------------------------


YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE PORTFOLIOS CAREFULLY BEFORE INVESTING. THE PROSPECTUSES FOR THE PORTFOLIOS CONTAIN THIS AND OTHER IMPORTANT INFORMATION ABOUT THE PORTFOLIOS. THE PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING. IN ORDER TO OBTAIN COPIES OF TRUST PROSPECTUSES THAT DO NOT ACCOMPANY THIS PROSPECTUS, YOU MAY CALL ONE OF OUR CUSTOMER SERVICE REPRESENTATIVES AT 1-800-523-1125.

                                                           Investment options 20

RISKS OF INVESTING IN THE FUNDS

All of the Funds invest in securities of one type or another. You should be aware that any investment in securities carries with it a risk of loss, and you could lose money investing in the Funds. The different investment objectives and policies of each Fund may affect the return of each Fund and the risks associated with an investment in that Fund.

Additionally, market and financial risks are inherent in any securities investment. By market risks, we mean factors which do not necessarily relate to a particular issuer, but affect the way markets, and securities within those markets, perform. Market risks can be described in terms of volatility, that is, the range and frequency of market value changes. Market risks include such things as changes in interest rates, general economic conditions and investor perceptions regarding the value of debt and equity securities. By financial risks we mean factors associated with a particular issuer which may affect the price of its securities, such as its competitive posture, its earnings and its ability to meet its debt obligations.


The risk factors associated with an investment in the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds are described below. See the SAI for additional information regarding certain investment techniques used by these Funds. See the applicable Trust prospectus for risks and factors and investment techniques associated with an investment in all funds other than the AllianceBernstein Growth Equity Fund, the AllianceBernstein Mid Cap Growth Fund and the AllianceBernstein Balanced Fund.


Important factors associated with an investment in the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds are discussed below.

COMMON STOCK. Investing in common stocks and related securities involves the risk that the value of the stocks or related securities purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the Fund's investments -- and, therefore, the value of the Fund's units -- to fluctuate.

SECURITIES OF MEDIUM AND SMALLER SIZED COMPANIES. The AllianceBernstein Mid Cap Growth Fund invests primarily in the securities of medium sized companies. The AllianceBernstein Balanced Fund may also make these investments, as well as investments in smaller sized companies. The securities of small and medium sized, less mature, lesser known companies involve greater risks than those normally associated with larger, more mature, well-known companies. Therefore, consistent earnings may not be as likely in small companies as in large companies.

The Funds also run a risk of increased and more rapid fluctuations in the value of their investments in securities of small or medium sized companies. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small (less than $1 billion) and medium (between $1 and $15 billion) capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks and the overall stock market. One reason is that small- and medium-sized companies have a lower degree of liquidity in the markets for their stocks.

NON-EQUITY SECURITIES. Investing in non-equity securities, such as bonds and debentures, involves the risk that the value of these securities held by the AllianceBernstein Balanced Fund -- and, therefore, the value of the Fund's units -- will fluctuate with changes in interest rates (interest rate risk) and the perceived ability of the issuer to make interest or principal payments on time (credit risk). Moreover, convertible securities which may be in the AllianceBernstein Mid Cap Growth, and AllianceBernstein Balanced Funds, such as convertible preferred stocks or convertible debt instruments, contain both debt and equity features, and may lose significant value in periods of extreme market volatility.

FOREIGN INVESTING. Investing in securities of foreign companies that may not do substantial business in the U.S. involves additional risks, including risk of loss from changes in the political or economic climate of the countries in which these companies do business. Foreign currency fluctuations, exchange controls or financial instability could cause the value of the AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds' foreign investments to fluctuate. Additionally, foreign accounting, auditing and disclosure standards may differ from domestic standards, and there may be less regulation in foreign countries of stock exchanges, brokers, banks, and listed companies than in the United States. As a result, the Funds' foreign investments may be less liquid and their prices may be subject to greater fluctuations than comparable investments in securities of U.S. issuers.

RESTRICTED SECURITIES. Investing in restricted securities involves additional risks because these securities generally (1) are less liquid than non-restricted securities and (2) lack readily available market quotations. Accordingly, the AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds may be unable to quickly sell their restricted security holdings at fair market value.

The following discussion describes investment risks unique to either the AllianceBernstein Growth Equity Fund, AllianceBernstein Mid Cap Growth Fund or the AllianceBernstein Balanced Fund.

INVESTMENT POLICIES. Due to the AllianceBernstein Mid Cap Growth Fund's investment policies, this Fund provides greater growth potential and may have greater risk than other equity offerings. As a result, you should consider limiting the amount allocated to this Fund, particularly as you near retirement.

DEBT SECURITIES SUBJECT TO PREPAYMENT RISKS. Mortgage-related securities and certain collateralized mortgage obligations, asset-backed securities and other debt instruments in which the AllianceBernstein Balanced Fund may invest are subject to prepayments prior to their stated maturity. The Fund, however, is unable to accurately predict the rate at which prepayments will be made, as that rate may be affected, among other things, by changes in generally prevailing market interest rates. If prepayments occur, the Fund suffers the risk that it will not be able to reinvest the proceeds at as high a rate of interest as it had previously been receiving. Also, the Fund will incur a loss to the extent that prepayments are made for an amount that is less than the value at which the security was then being carried by the fund. Moreover,

21  Investment options
securities that may be prepaid tend to increase in value less during times of declining interest rates, and to decrease in value more during times of increasing interest rates, than do securities that are not subject to prepayment.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The AllianceBernstein Balanced and AllianceBernstein Mid Cap Growth Funds may purchase and sell securities on a when-issued or delayed delivery basis. In these transactions, securities are purchased or sold by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. The Fund will sell on a forward settlement basis only securities it owns or has the right to acquire.

HEDGING TRANSACTIONS. The AllianceBernstein Balanced Fund may engage in transactions which are designed to protect against potential adverse price movements in securities owned or intended to be purchased by the Fund.


RISKS ASSOCIATED WITH THE ALLIANCEBERNSTEIN BALANCED FUND.

Bonds rated below A by S&P, Moody's or Fitch are more susceptible to adverse conditions or changing circumstances than those rated A or higher; but we regard these lower rated bonds as having adequate capacity to pay principal and interest.


RISKS ASSOCIATED WITH THE ALLIANCEBERNSTEIN GROWTH EQUITY FUND

While the objective of the Fund is to approximate the return of the Russell 1000 Growth Index, the actual performance of the account may deviate from the Index as a result of transaction costs, equitization of cash, security price deviations, investment management fees, operating expense charges such as custody and audit fees, any potential future exchange trading limits, and internal stock restrictions, all of which affects the Fund but not the Index. This deviation is commonly referred to as "tracking error". The account attempts to minimize these deviations through a management process which strives to minimize transactions costs, keep the account fully invested and maintain a portfolio with characteristics that are systematically the same as those of the Russell 1000 Growth Index.


ADDITIONAL INFORMATION ABOUT THE FUNDS


CHANGE OF INVESTMENT OBJECTIVES

We can change the investment objectives of the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds if the New York State Insurance Department approves the change.

The investment objectives of the portfolios of the Trusts may be changed by the Board of Trustees of the applicable Trust without the approval of shareholders. (See "Voting rights" below.)


VOTING RIGHTS

No voting rights apply to any of the separate accounts or to the Guaranteed Options. We do, however, have the right to vote shares of the Trusts held by the funds.

If a Trust holds a meeting of shareholders, we will vote the shares of the Trust's portfolios allocated to the corresponding Funds in accordance with instructions received from employers, participants or trustees, as the case may be. Shares will be voted in proportion to the voter's interest in the Funds holding the shares as of the record date for the shareholders meeting. We will vote the shares for which no instructions have been received in the same proportion as we vote shares for which we have received instructions. Employers, participants or trustees will receive: (1) periodic reports relating to each Trust and (2) proxy materials, together with a voting instruction form, in connection with shareholder meetings.

Currently, we control the Trusts. The Trusts' shares are held by other separate accounts of ours and by separate accounts of insurance companies unaffiliated with us. We generally will vote shares held by these separate accounts which will generally be voted according to the instructions of the owners of insurance policies and contracts funded through those separate accounts, thus diluting the effect of your voting instructions.


THE GUARANTEED OPTIONS

We offer three different guaranteed options:

o   two Guaranteed Rate Accounts (GRAs), and

o our Money Market Guarantee Account (for existing contract owners who have allocated values to the Money Market Guarantee Account only).

We guarantee the amount of your contributions to the guaranteed options and the interest credited. Contributions to the guaranteed options become part of our general account, which supports all of our insurance and annuity guarantees as well as our general obligations. The general account, as part of our insurance and annuity operations, is subject to regulation and supervision by the Insurance Department of the State of New York and to insurance laws and regulations of all jurisdictions in which we are authorized to do business.

Your investment in a guaranteed option is not regulated by the Securities and Exchange Commission, and the following discussion about the guaranteed options has not been reviewed by the staff of the SEC. The discussion, however, is subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of the statements made.

The Money Market Guarantee Account is no longer being offered. Please see "Money Market Guarantee Account is closed to new money" later in this section.


GUARANTEED RATE ACCOUNTS

We offer a GRA that matures in three years (3-year GRA) and a GRA that matures in five years (5-year GRA). Your contributions to the GRAs earn the guaranteed interest rate then in effect when your contribution is credited to your plan account. The interest rate is expressed as an effective annual rate, reflecting daily compounding and the deduction of applicable asset-based fees. See "Charges and expenses" later in this prospectus.

You can make new contributions or transfer amounts from other investment options to a GRA at the current guaranteed rate at any

                                                          Investment options  22
time. New guaranteed rates are offered each Wednesday and are available for a seven-day period. The rates are determined in accordance with our normal pricing methods for similar products. The GRA rate will vary from one seven-day period to another, but will never be less than 1%. You may call AIMS or access our Website to obtain our current GRA rates. You earn interest from the day after your contribution or transfer is credited through the maturity date of the GRA. See "Maturing GRAs" in the SAI for more information. The amount of your contribution and interest that is guaranteed is subject to any penalties applicable upon premature withdrawal. See "Premature withdrawals and transfers from a GRA" in the SAI.



RESTRICTIONS ON WITHDRAWALS AND TRANSFERS

o You may not transfer from one GRA to another or from a GRA to another investment option except at maturity.

o You may transfer other amounts at any time to a GRA at the current guaranteed rate.

o Withdrawals may be made from a GRA before maturity if: you are disabled; you attain age 70-1/2; you die; or you are not self-employed and your employment is terminated.

o You may not remove GRA funds before maturity to take a loan, hardship or other in-service withdrawal, as a result of a trustee-to-trustee transfer, or to receive benefits from a terminated plan.

o Certain other withdrawals prior to maturity are permitted, but may be subject to penalty. See "Procedures for withdrawals, distributions and transfers from a GRA" in the SAI.


MONEY MARKET GUARANTEE ACCOUNT IS CLOSED TO NEW MONEY

On January 1, 2009, the Money Market Guarantee Account was closed to new contributions and loan repayments. Any amounts you may have had in the Money Market Guarantee Account as of December 31, 2008 remained in your account, but you can no longer transfer or contribute any additional amounts to your account. Any amounts that remained in your Money Market Guarantee Account will continue to accrue interest as described below.

You can always transfer amounts out of the Money Market Guarantee Account to another investment option, or take distributions from the Money Market Guarantee Account, but you can no longer transfer any such amounts back into the Money Market Guarantee Account.


MONEY MARKET GUARANTEE ACCOUNT

All contributions you made prior to January 1, 2009, to the Money Market Guarantee Account will continue to earn the same rate of interest. The rate changes monthly and is expressed as an effective annual rate, reflecting daily compounding and the deduction of applicable asset-based fees and charges. While the rate changes monthly, it will never be less than 1%. The rate will approximate current market rates for money market mutual funds minus these fees. You may call AIMS or access our website to obtain the current monthly rate.

Your balance in the Money Market Guarantee Account at the end of the month automatically begins receiving interest at the new rate until transferred or withdrawn.


DISTRIBUTIONS, WITHDRAWALS, AND TRANSFERS. You may effect distributions, withdrawals and transfers out of your Money Market Guarantee Account, without penalty, at any time permitted under your plan. We do not impose penalties on distributions, withdrawals or transfers out of your Money Market Guarantee Account only.


23  Investment options

2. How we value your account balance in the Funds

--------------------------------------------------------------------------------
FOR AMOUNTS IN THE FUNDS

When you invest in a Fund, your contribution or transfer is used to purchase "units" of that Fund. The unit value on any day reflects the value of the Fund's investments for the day and the charges and expenses we deduct from the Fund. We calculate the number of units you purchase by dividing the amount you invest by the unit value of the Fund as of the close of business on the day we receive your contribution or transfer request. A contribution or a transfer request will be effective on the business day we receive the contribution or the transfer request. Contributions and transfer requests received after the end of a business day will be credited the next business day. We will confirm all transfers in writing.

--------------------------------------------------------------------------------
Our "business day" is generally any day the New York Stock Exchange is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. For more information about our business day and our pricing of transactions, please see "Dates and prices at which contract events occur."
--------------------------------------------------------------------------------

On any given day, your account value in any Fund equals the number of the Fund's units credited to your account, multiplied by that day's value for one Fund unit. In order to take deductions from any Fund, we cancel units having a value equal to the amount we need to deduct. Otherwise, the number of your Fund units of any Fund does not change unless you make additional contributions, make a withdrawal, effect a transfer, or request some other transaction that involves moving assets into or out of that Fund option.


HOW WE DETERMINE THE UNIT VALUE

We determine the Unit Value at the end of each business day. The Unit Value for each Fund is determined by first calculating a gross unit value reflecting only investment performance and then adjusting it for Program expenses to obtain the Fund Unit Value. We calculate the gross unit value by multiplying the gross unit value for the preceding business day by the net investment factor for that subsequent business day and, for the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds, then deducting audit and custodial fees. We calculate the net investment factor as follows:

o First, we take the value of the Fund's assets at the close of business on the preceding business day.

o Next, we add the investment income and capital gains, realized and unrealized, that are credited to the assets of the Fund during the business day for which we are calculating the net investment factor.

o Then we subtract the capital losses, realized and unrealized, charged to the Fund during that business day.

o Finally, we divide this amount by the value of the Fund's assets at the close of the preceding business day.

The Fund Unit Value is calculated on every business day by multiplying the Fund Unit Value for the last business day of the previous month by the net change factor for that business day. The net change factor for each business day is equal to (a) minus (b) where:

(a) is the gross unit value for that business day divided by the gross unit value for the last business day of the previous month; and

(b) is the charge to the Fund for that month for the daily accrual of fees and expenses times the number of days since the end of the preceding month.


The value of the investments that Separate Account 66 has in the following
Funds: AXA Aggressive Allocation, AXA Conservative Allocation, AXA Conservative-Plus Allocation, AXA Moderate Allocation, AXA Moderate-Plus Allocation, Multimanager Multi-Sector Bond, Multimanager Technology, Target 2015 Allocation, Target 2025 Allocation, Target 2035 Allocation, Target 2045 Allocation, EQ/AllianceBernstein International, EQ/Calvert Socially Responsible, EQ/Capital Guardian Research, EQ/Equity 500 Index, EQ/GAMCO Small Company Value, EQ/Global Multi-Sector Equity, EQ/Intermediate Government Bond Index, EQ/International Core PLUS, EQ/Large Cap Growth PLUS, EQ/Large Cap Value PLUS, EQ/Mid Cap Value PLUS, EQ/Money Market, EQ/PIMCO Ultra Short Bond and EQ/Small Company Index is calculated by multiplying the number of shares held by Separate Account No. 66 in each portfolio by the net asset value per share of that portfolio determined as of the close of business on the same day as the respective Unit Values of each of the foregoing Funds are determined.



HOW WE VALUE THE ASSETS OF THE FUNDS

The assets of the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds are valued as follows:

o Common stocks listed on national securities exchanges are valued at the last sale price. If on a particular day there is no sale, the stocks are valued at the latest available bid price reported on a composite tape. Other unlisted securities reported on the NASDAQ Stock Exchange are valued at inside (highest) quoted bid prices.

o Foreign securities not traded directly, or in ADR form, in the United States, are valued at the last sale price in the local currency on an exchange in the country of origin. Foreign currency is converted into dollars at current exchange rates.

o United States Treasury securities and other obligations issued or guaranteed by the United States Government, its agencies or instrumentalities are valued at representative quoted prices.

o Long-term publicly traded corporate bonds (i.e., maturing in more than one year) are valued at prices obtained from a bond pricing service of a major dealer in bonds when such prices are available;


                              How we value your account balance in the Funds  24
    however, in circumstances where it is deemed appropriate to do so, an over-the-counter or exchange quotation may be used.

o Convertible preferred stocks listed on national securities exchanges are valued at their last sale price or, if there is no sale, at the latest available bid price.

o Convertible bonds and unlisted convertible preferred stocks are valued at bid prices obtained from one or more major dealers in such securities; where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stock.

o Short-term debt securities that mature in more than 60 days are valued at representative quoted prices. Short-term debt securities that mature in 60 days or less are valued at amortized cost, which approximates market value.

o Option contracts listed on organized exchanges are valued at last sale prices or closing asked prices, in the case of calls, and at quoted bid prices, in the case of puts. The market value of a put or call will usually reflect, among other factors, the market price of the underlying security. When a Fund writes a call option, an amount equal to the premium received by the Fund is included in the Fund's financial statements as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the last offering price. When an option expires on its stipulated expiration date or a Fund enters into a closing purchase or sales transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When an option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received, or reduced by the price paid for the option.


FAIR VALUATION

For the Pooled Separate Accounts, securities and other assets for which market quotations are not readily available (or for which market quotations may not be reliable) are valued at their fair value under the direction of our investment officers in accordance with accepted accounting practices and applicable laws and regulations. Market quotations may not be readily available or reliable if, for example, trading has been halted in the particular security; the security does not trade for an extended period of time; or a trading limit has been imposed.

For the Funds offered under Separate Account No. 66, securities and other assets for which market quotations are not readily available (or for which market quotations may not be reliable) are valued at their fair value under policies and procedures established by the Trusts. For more information, please see the prospectus for the applicable Trust.

The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method deemed to reflect fair value. Such a policy is intended to assure that the net asset value of a separate account or fund fairly reflects security values as of the time of pricing.

OTHER FUNDS. For those Funds that invest in corresponding Portfolios of AXA Premier VIP Trust and EQ Advisors Trust (the "Trusts"), the asset value of each Portfolio is computed on a daily basis. See the prospectus for the Trust for information on valuation methodology used by the corresponding portfolios.


25  How we value your account balance in the Funds

3. Transfers and access to your account

--------------------------------------------------------------------------------
TRANSFERS AMONG INVESTMENT OPTIONS

You may transfer some or all of your amounts among the investment options if you participate in the Members Retirement Plan or the Volume Submitter Plan (together, the "Plans"). Participants in other plans may make transfers as allowed by the plan.

No transfers from the GRAs to other investment options are permitted prior to maturity. Transfers to the GRAs, and to or from the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds, are permitted at any time. Transfers from remaining Funds are permitted at any time except if there is any delay in redemptions from the corresponding portfolio of the Trusts.

No transfers to the Money Market Guarantee Account are permitted. See "Money Market Guarantee Account is closed to new money" under "Investment options" earlier in this Prospectus for more information.

Please see "Allocating Program contributions" in "The Program" for more information about your role in managing your allocations.


DISRUPTIVE TRANSFER ACTIVITY

You should note that the contract is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the Fund or the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the Funds or the underlying portfolios in which the Funds invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a Fund or portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a Fund or portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so investment performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a Fund or portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a Fund or portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Funds or portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than Funds or portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the variable investment options for more information on how portfolio shares are priced.


We currently use the procedures described below to discourage disruptive transfer activity. From time to time, we may change these procedures as necessary. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all contract owners/participants.


We offer investment options with underlying portfolios that are part of AXA Premier VIP Trust and EQ Advisors Trust (together, the "trusts"). The trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the trust obtains from us owner trading activity. The trusts currently consider transfers into and out of (or vice versa) the same Fund within a five business day period as potentially disruptive transfer activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.

When a contract owner/participant is identified as having engaged in a potentially disruptive transfer under the contract for the first time, a letter is sent to the contract owner/participant explaining that there is a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the contract owner/participant is identified a second time as engaged in potentially disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to

                                        Transfers and access to your account  26
all contract owners/participants uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

For the Pooled Separate Accounts, the portfolio managers review aggregate cash flows on a daily basis. If the portfolio managers consider transfer activity with respect to an account to be disruptive, AXA Equitable reviews contract owner/participant trading activity to identify any potentially disruptive transfer activity. AXA Equitable follows the same policies and procedures identified in the previous paragraph. We may change those policies and procedures, and any new or revised policies or procedures will apply to all contract owners/participants uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

It is possible that the trusts may impose a redemption fee designed to discourage frequent or disruptive trading by contract owners/ participants. As of the date of this prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by the trusts, that fee, like any other trust fee, will be borne by the contract owner/participant.

Contract owners/participants should note that it is not always possible for us and the trusts to identify and prevent disruptive transfer activity. Our ability to monitor potentially disruptive transfer activity is limited in particular with respect to certain group contracts. Group annuity contracts may be owned by retirement plans that provide transfer instructions on an omnibus (aggregate) basis, which may mask the disruptive transfer activity of individual plan participants, and/or interfere with our ability to restrict communication services. In addition, because we do not monitor for all frequent trading in the trust portfolios at the separate account level, contract owners/participants may engage in frequent trading which may not be detected, for example due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the affiliated trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners/participants may be treated differently than others, resulting in the risk that some contract owners/participants may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.



OUR ACCOUNT INVESTMENT MANAGEMENT SYSTEM ("AIMS") AND OUR INTERNET WEBSITE

Participants may use our automated AIMS or our internet website to transfer between investment options, obtain account information, change the allocation of future contributions and maturing GRAs and hear investment performance information. To use AIMS, you must have a touch-tone telephone. We assign a personal security code ("PSC") number or password in the case of employers accessing the Plan Services website, to you after we receive your completed enrollment form. Our Internet website can be accessed at www.axa-equitable.com/mrp.

Employers may also access our Plan Services website to have plan level access to transaction activity, reports, census features, make online contributions and prepare and file annual 5500 reports. The Plan Services website can be accessed at www.axa-equitable.com/mrp.


We have established procedures to reasonably confirm the genuineness of instructions communicated to us by telephone when using AIMS or by the internet website. The procedures require personal identification information, including your PSC number, prior to acting on telephone instructions, and providing written confirmation of the transfers. Thus, we will not be liable for following telephone instructions or internet instructions we reasonably believe to be genuine.

We reserve the right to limit access to this service if we determine that you are engaged in a market timing strategy (see "Disruptive transfer activity" above).

A transfer request will be effective on the business day we receive the request. We will confirm all transfers in writing.


PARTICIPANT LOANS

Participant loans are available if the employer plan permits them. Participants must apply for a plan loan through the employer.

Loans are subject to restrictions under Federal tax laws and ERISA. Loan packages containing all necessary forms, along with an explanation of how interest rates are set, are available from our Account Executives. A loan may not be taken from the Guaranteed Rate Accounts. If a participant is married, written spousal consent may be required for a loan.

Generally, the loan amount will be transferred from the investment options into a loan account. The participant must repay the amount borrowed with interest as required by Federal income tax rules. If you fail to repay the loan when due, the amount of the unpaid balance may be taxable and subject to additional penalty taxes. Interest paid on a retirement plan loan is not deductible.


CHOOSING BENEFIT PAYMENT OPTIONS

Benefit payments are subject to plan provisions.

The Program offers a variety of benefit payment options. If you are a participant in an individually-designed plan, ask your employer for details. Once you are eligible, your plan may allow you a choice of one or more of the following forms of distribution:

o   Periodic installments

o   Qualified Joint and Survivor Annuity

o   Joint and Survivor Annuity Options, some with optional Period Certain

o   Life Annuity

o   Life Annuity -- Period Certain

o   Cash Refund Annuity

o   Lump Sum Payment


TYPES OF BENEFITS

Under the Plans, you may select one or more of the following forms of distribution once you are eligible to receive benefits. If your employer has adopted an individually designed plan that does not offer annuity benefits, not all of these distribution forms may be available to you. We suggest you ask your employer what types of benefits are available

27 Transfers and access to your account under your plan. The distribution will be in the form of a life annuity or another form that you choose and is offered by us at the time. We reserve the right to remove or change these annuity payout options, other than the life annuity, or to add another payout option at any time.


QUALIFIED JOINT AND SURVIVOR ANNUITY. An annuity providing equal monthly payments for your life and, after your death, for your surviving spouse's life. No payments will be made after you and your spouse die, even if you have received only one payment prior to the last death. IN SOME PLANS, THE LAW REQUIRES THAT IF THE VALUE OF YOUR VESTED BENEFITS EXCEEDS $5,000, YOU MUST RECEIVE A QUALIFIED JOINT AND SURVIVOR ANNUITY UNLESS YOUR SPOUSE CONSENTS IN WRITING TO A CONTRARY ELECTION. Please see "Spousal consent requirements" below.

LUMP SUM PAYMENT. A single payment of all or part of your vested benefits. If you take a partial payment of your balance, it must be at least $1,000. If you have more than one GRA, amounts held in your most recent GRA will first be used to make payment. If you terminated employment and your vested account balance is less than $1,000, you will receive a lump sum payment of the entire vested amount unless alternate instructions are provided in a reasonable period after receiving your Election of Benefits Package.

PERIODIC INSTALLMENTS. Monthly, quarterly, semi-annual or annual payments over a period of at least three years, where the initial payment on a monthly basis is at least $300. You can choose either a time-certain payout, which provides variable payments over a specified period of time, or a dollar-certain payout, which provides level payments over a variable period of time. During the installment period, your remaining account balance will be invested in whatever investment options you designate; each payment will be drawn pro rata from all the investment options you have selected. If you have more than one GRA, amounts held in your most recently purchased three-year or five-year GRA will first be used to make installment payments. If you die before receiving all the installments, we will make the remaining payments to your beneficiary, subject to IRS minimum distribution rules and beneficiary election. We do not offer installments for benefits under individually designed plans.

LIFE ANNUITY. An annuity providing monthly payments for your life. No payments will be made after your death, even if you have received only one payment prior to your death.

LIFE ANNUITY--PERIOD CERTAIN. An annuity providing monthly payments for your life or, if longer, a specified period of time. If you die before the end of that specified period, payments will continue to your beneficiary until the end of the period. Subject to legal limitations, you may specify a minimum payment period of 5, 10, 15 or 20 years. The longer the specified period, the smaller the monthly payments will be.

JOINT AND SURVIVOR ANNUITY. An annuity providing monthly payments for your life and that of your beneficiary. You may specify the percentage of the original annuity payment to be made to your beneficiary. Subject to legal limitations, that percentage may be 100%, 75%, 50%, or any other percentage you specify.

JOINT AND SURVIVOR ANNUITY--PERIOD CERTAIN. An annuity providing monthly payments for your life and that of your beneficiary or, if longer, a specified period of time. If you and your beneficiary both die before the end of the specified period, payments will continue to your contingent beneficiary until the end of the period. Subject to legal limitations, you may specify a minimum payment period of 5, 10, 15 or 20 years and the percentage of the annuity payment to be made to your beneficiary (as noted above under Joint and Survivor Annuity). The longer the specified period, the smaller your monthly payments will be.

CASH REFUND ANNUITY. An annuity providing equal monthly payments for your life with a guarantee that the sum of those payments will be at least equal to the portion of your vested benefits used to purchase the annuity. If upon your death the sum of the monthly payments to you is less than that amount, your beneficiary will receive a lump sum payment of the remaining guaranteed amount.



FIXED AND VARIABLE ANNUITY CHOICES

The cost of the fixed annuity is determined from tables in the group annuity contract which show the amounts necessary to purchase each $1 of monthly payment (after deduction of any applicable taxes and the annuity administrative charge described below). Payments depend on the annuity selected, your age, and the age of your beneficiary if you select a joint and survivor annuity. We may change the tables in the contract no more than once every five years.


The minimum amount that can be used to purchase any type of annuity is $5,000. If we give any group pension client with a qualified profit sharing plan a better annuity purchase rate than those currently available for the Program, we will also make those rates available to Program participants.

Under a Qualified Joint and Survivor Annuity or a Cash Refund Annuity, the amount of the monthly payments is fixed at retirement and remains level throughout the distribution period. Under the Life Annuity, Life Annuity--Period Certain, Joint and Survivor Annuity and Joint and Survivor Annuity--Period Certain, you may select either fixed or variable payments. The variable payments reflect the investment performance of the Growth Equity Fund. If you are interested in a variable annuity, when you are ready to select your benefit please ask our Account Executives for our variable annuity prospectus supplement.



SPOUSAL CONSENT REQUIREMENTS

Under the Plans, you may designate a non-spouse beneficiary any time after the earlier of: (1) the first day of the plan year in which you attain age 35, or
(2) the date on which you separate from service with your employer. If you designate a beneficiary other than your spouse prior to your reaching age 35, your spouse must consent to the designation and, upon your reaching age 35, must again give his or her consent or the designation will lapse. In order for you to make a withdrawal, elect a form of benefit other than a Qualified Joint and Survivor Annuity or designate a non-spouse beneficiary, your spouse must consent to your election in writing within the 90 day period before your annuity starting date. To consent, your spouse must sign on the appropriate line on your election of benefits or beneficiary designation form. Your spouse's signature must be witnessed by a notary public or plan representative.

                                        Transfers and access to your account  28

If you change your mind, you may revoke your election and elect a Qualified Joint and Survivor Annuity or designate your spouse as beneficiary, simply by filing the appropriate form. Your spouse's consent is not required for this revocation.

It is also possible for your spouse to sign a blanket consent form. By signing this form, your spouse consents not just to a specific beneficiary or, with respect to the waiver of the Qualified Joint and Survivor Annuity, the form of distribution, but gives you the right to name any beneficiary, or if applicable, form of distribution you want. Once you file such a form, you may change your election whenever you want, even without spousal consent.

All of these annuity options can be either fixed or variable except for the Cash Refund Annuity and the Qualified Joint and Survivor Annuity which are fixed options only.

--------------------------------------------------------------------------------
The amount of each payment in a fixed option remains the same. Variable option payments change to reflect the investment performance of the AllianceBernstein Growth Equity Fund.
--------------------------------------------------------------------------------

See "Procedures for withdrawals, distributions and transfers" in the SAI.

We provide the fixed and variable annuity options. Payments under variable annuity options reflect investment performance of the AllianceBernstein Growth Equity Fund.


The minimum amount that can be used to purchase any type of annuity is $5,000. If we give any group pension client with a qualified plan a better annuity purchase rate than those currently guaranteed under the Program, we will also make those rates available to Program participants.



SPOUSAL CONSENT

If a participant is married and has an account balance greater than $5,000, (except for amounts contributed to the Rollover Account) federal law generally requires payment (subject to plan rules) of a Qualified Joint and Survivor Annuity payable to the participant for life and then to the surviving spouse for life, unless you and your spouse have properly waived that form of payment in advance. Please see "Spousal consent requirements" above. Certain individually designed Plans are not subject to these requirements.



PROOF OF CORRECT INFORMATION

If any information on which an annuity benefit payable under the contract was based has been misstated, the benefit will not be invalidated, but based on the correct information. AXA Equitable will adjust the amount of the annuity payments with respect to a fixed annuity benefit, the number of variable annuity units with respect to a variable annuity benefit and the amount used to provide the annuity benefit. Overpayments will be charged against any annuity payments and underpayments will be added to any annuity payments made under the annuity benefit after this adjustment. AXA Equitable will provide you with a written explanation, based solely on the information in its possession, of the reason for the adjustment. AXA Equitable's liability to you is limited to the amount of annuity benefit that can be provided on the basis of correct information with the actual amount available under the contract.


BENEFITS PAYABLE AFTER THE DEATH OF A PARTICIPANT

Regardless of whether a participant's death occurs before or after your Required Beginning Date, an individual death beneficiary calculates annual post-death required minimum distribution payments based on the beneficiary's life expectancy using the "term certain method." That is, he or she determines his or her life expectancy using the IRS-provided life expectancy tables as of the calendar year after the participant's death and reduces that number by one each subsequent year.

If a participant dies before the entire benefit has been paid, the remaining benefits will be paid to the participant's beneficiary. If a participant dies before he or she is required to begin receiving benefits, the law generally requires the entire benefit to be distributed no more than five years after death. There are exceptions: (1) a beneficiary who is not the participant's spouse may elect payments over his or her life or a fixed period which does not exceed the beneficiary's life expectancy, provided payments begin by December
31 of the year following the year of death, (2) if the benefit is payable to the spouse, the spouse may elect to receive benefits over his or her life or a fixed period which does not exceed his/her life expectancy beginning any time up to December 31 of the year the participant would have attained age 70-1/2 or, if later, December 31 of the year after the participant's death, or (3) the spouse or the beneficiary who is not the participant's spouse may be able to roll over all or part of the death benefit to an individual retirement arrangement, or, for a spouse only, an annuity under Section 403(b) of the Code or a governmental employer plan under Section 457 of the Code. If, at death, a participant was already receiving benefits, the beneficiary must continue to receive benefits, subject to the Federal income tax minimum distribution rules. To designate a beneficiary or to change an earlier designation, a participant must have the employer send us a beneficiary designation form. In some cases, the spouse must consent in writing to a designation of any non-spouse beneficiary, as explained in "Spousal consent requirements" above.

Under the Plans, on the day we receive proof of death, we automatically transfer the participant's account balance in the Equity Funds to the EQ/Money Market Portfolio unless the beneficiary gives us other written instructions. The balance in the Guaranteed Rate Accounts will remain in the Guaranteed Rate Accounts.

29  Transfers and access to your account

4. The Program

--------------------------------------------------------------------------------
This section explains the Program in further detail. It is intended for employers who wish to enroll in the Program, but contains information of interest to participants as well. You should, of course, understand the provisions of your plan and the Adoption Agreement that define the scope of the Program in more specific terms. References to "you" and "your" in this section are to you in your capacity as an employer. The Program is described in the prospectus solely to provide a more complete understanding of how the Funds and GRAs operate within the Program. The Program itself is not registered under the Securities Act of 1933.


The Members Retirement Program consists of several types of retirement plans and three retirement plan Trusts: the Master Trust, the Volume Submitter Retirement Trust and the Pooled Trust. Each of the Trusts invests exclusively in the contract described in this prospectus. The Program is sponsored by AXA Equitable. The Program had 6,199 participants and approximately $215 million in assets at December 31, 2009.


Our Retirement Program Specialists are available to answer your questions about joining the Program. Please contact us by using the telephone number or addresses listed under "How to reach us -- Information on joining the Program" on the back cover of the prospectus.


SUMMARY OF PLAN CHOICES

You have a choice of three retirement plan arrangements under the Program. You can:

o Choose the MEMBERS RETIREMENT PLAN -- which automatically gives you a full range of services from AXA Equitable. These include your choice of the Program investment options, plan-level and participant-level recordkeeping, benefit payments and tax withholding and reporting. Under the Members Retirement Plan employers adopt our Master Trust and your only investment choices are from the Investment Options.

--------------------------------------------------------------------------------
The Members Retirement Plan is a defined contribution master plan that can be adopted as a profit sharing plan (including optional 401(k), SIMPLE 401(k) and safe harbor 401(k) features), a defined contribution pension plan, or both. A Roth 401(k) option is available for all 401(k) plan types.
--------------------------------------------------------------------------------

o Choose the VOLUME SUBMITTER PLAN -- which automatically gives you a full range of services from AXA Equitable and offers the opportunity to utilize a cross-tested plan option. The services include your choice of the Program's investment options, plan-level and participant-level recordkeeping, benefit payments and tax withholding and reporting. Under the Volume Submitter Plan, employers adopt the Volume Submitter Retirement Trust and your only investment choices are from the Investment Options.

--------------------------------------------------------------------------------
The Volume Submitter Plan is a defined contribution plan that can be adopted as a profit sharing plan (new comparability or age weighted) with or without
401(k) features. A Roth 401(k) option is available for all 401(k) plan types.
--------------------------------------------------------------------------------

o Maintain our Pooled Trust for Individually Designed Plans -- and use our Pooled Trust for investment options in the Program in addition to your own individual investments. The Pooled Trust is for investment only and can be used for both defined benefit and defined contribution plans. We provide participant-level or plan-level recordkeeping services for plan assets in the Pooled Trust.

--------------------------------------------------------------------------------
The Pooled Trust is an investment vehicle used with individually designed qualified retirement plans. It can be used for both defined contribution and defined benefit plans. We provide recordkeeping services for plan assets held in the Pooled Trust.
--------------------------------------------------------------------------------

Choosing the right plan depends on your own set of circumstances. We recommend that you review all plan, trust, participation and related agreements with your legal and tax counsel.


GETTING STARTED


If you choose one of the Plans, you as the employer or trustee must complete an Adoption Agreement. As an employer, you are responsible for the administration of the plan you choose. Please see "Your responsibilities as employer" in the SAI.



HOW TO MAKE PROGRAM CONTRIBUTIONS

Contributions can be made using the online contribution feature at www.axa-equitable.com/mrp by clicking Employer Log-In or by mail. If using the online contribution feature employers will need their User ID and Password. If the contribution is remitted by mail it must be in the form of a check drawn on a bank in the U.S., clearing through the Federal Reserve System, in U.S. dollars, and made payable to AXA Equitable. All contribution checks should be sent to AXA Equitable at the address shown "For contribution checks only" in the "Information once you join the Program" section under "How to reach us" in this prospectus. Third party checks are not acceptable, except for rollover contributions, tax-free exchanges or trustee checks that involve no refund. All checks are subject to collection. We reserve the right to reject a payment if it is received in an unacceptable form.


All contributions sent in by mail must be accompanied by a Contribution Remittance form which designates the amount to be allocated to each participant by contribution type to The Association Members Retirement Program, PO Box 1599, Newark, NJ 07101-9764. Contributions are normally credited on the business day that we receive them, provided the remittance form is properly completed and matches the check amount. Contributions are only accepted from the


                                                                 The Program  30
employer. Employees may not send contributions directly to the Program. Contributions are only accepted for properly enrolled participants.

There is no minimum amount which must be contributed for investment if you adopt either of the Plans, or if you have your own individually designed plan that uses the Pooled Trust.


ALLOCATING PROGRAM CONTRIBUTIONS

The group annuity contract that covers the qualified plan in which you participate is not an investment advisory account, and AXA Equitable is not providing any investment advice or managing the allocations under this contract. In the absence of a specific written arrangement to the contrary, you, as the participant under this contract, have the sole authority to make investment allocations and other decisions under the contract. Your Account Executive is acting as a broker-dealer registered representative, and may not be authorized to act as an investment advisor or to manage the allocations under your contract.

Investment decisions for individually designed plans are made either by the participant or by the plan trustees depending on the terms of the plan.

Participants may allocate contributions among any number of Program investment options. Allocation instructions can be changed at any time. You may allocate employer contributions in different percentages than your employee contributions. The allocation percentages you elect for employer contributions will automatically apply to 401(k) qualified non-elective contributions, qualified matching contributions and matching contributions. The allocation percentages you elect for employee contributions will automatically apply to both your post-tax employee contributions and your 401(k) salary deferral contributions.

AS OF DECEMBER 24, 2007, A PROVISION TO THE PENSION PROTECTION ACT OF 2006, WAS ADDED TO SECTION 404(C)(5) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, WHICH PROVIDES RELIEF TO A PLAN FIDUCIARY OF A QUALIFIED PLAN WITH PARTICIPANT DIRECTED ACCOUNTS, IF THE FIDUCIARY ALLOCATES TO A QUALIFIED DEFAULT INVESTMENT ALTERNATIVE (QDIA) CONTRIBUTIONS WHICH THE PARTICIPANT HAS FAILED TO DIRECT TO AN INVESTMENT OPTION UNDER THE PLAN AFTER NOTICE BY THE PLAN. THE QDIA UNDER THE MRP IS THE AXA MODERATE ALLOCATION PORTFOLIO. IF YOU HAVE NOT SELECTED AN INVESTMENT OPTION(S) UNDER THE MRP TO ALLOCATE YOUR CONTRIBUTIONS, THE PLAN FIDUCIARY WILL ALLOCATE YOUR CONTRIBUTIONS TO THE AXA MODERATE ALLOCATION PORTFOLIO, AFTER THE FIDUCIARY HAS GIVEN YOU NOTICE IN ACCORDANCE WITH THE REGULATIONS. AFTER FUNDS HAVE BEEN ALLOCATED TO THE AXA MODERATE ALLOCATION PORTFOLIO, YOU MAY REALLOCATE THOSE FUNDS TO ANY OTHER INVESTMENT OPTION UNDER THE MRP.


WHEN TRANSACTION REQUESTS ARE EFFECTIVE.

Contributions, as well as transfer requests and allocation changes (not including GRA maturity allocation changes discussed in the SAI), are effective on the business day they are received. Distribution requests are also effective on the business day they are received unless, as in the Plans, there are plan provisions to the contrary. Transaction requests received after the end of a business day will be credited the next business day. Processing of any transaction may be delayed if a properly completed form is not received.

Trustee-to-trustee transfers of plan assets are effective the business day after we receive all items we require, including check and mailing instructions, and a plan opinion/IRS determination letter from the new or amended plan, or adequate proof of qualified plan status.


DISTRIBUTIONS FROM THE INVESTMENT OPTIONS

Keep in mind two sets of rules when considering distributions or withdrawals from the Program. The first are rules and procedures that apply to the investment options, exclusive of the provisions of your plan. We discuss those in this section. The second are rules specific to your plan. We discuss those "Rules applicable to participant distributions" below. Certain plan distributions may be subject to Federal income tax, and penalty taxes. See "Tax information" later in this prospectus.


AMOUNTS IN THE FUNDS AND MONEY MARKET GUARANTEE ACCOUNT.

These are generally available for distribution at any time, subject to the provisions of your plan. Distributions from the Money Market Guarantee Account and the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds are permitted at any time. Distributions from remaining Funds are permitted at any time except if there is any delay in redemptions from the corresponding portfolio of the Trusts, as applicable.


AMOUNTS IN THE GUARANTEED RATE ACCOUNTS.

Withdrawals generally may not be taken from GRAs. See "Guaranteed Rate Accounts" earlier in this prospectus.

Payments or withdrawals and application of proceeds to an annuity ordinarily will be made promptly upon request in accordance with plan provisions. However, we can defer payments, applications and withdrawals for any period during which the New York Stock Exchange is closed for trading, sales of securities are restricted or determination of the fair market value of assets is not reasonably practicable because of an emergency.


IF YOUR PLAN IS AN EMPLOYER OR TRUSTEE-DIRECTED PLAN, YOU AS THE EMPLOYER ARE RESPONSIBLE FOR ENSURING THAT THERE IS SUFFICIENT CASH AVAILABLE TO PAY BENEFITS.



RULES APPLICABLE TO PARTICIPANT DISTRIBUTIONS

In addition to our own procedures, distribution and benefit payment options under a tax qualified retirement plan are subject to complicated legal requirements. A general explanation of the Federal income tax treatment of distributions and benefit payment options is provided in "Tax information" later in this prospectus and in the SAI. You should discuss your options with a qualified financial adviser. Our Account Executives also can be of assistance.

In general, under the Plans, participants are eligible for benefits upon retirement, death or disability, or upon termination of employment with a vested benefit. Participants in an individually designed plan are

31  The Program
eligible for retirement benefits depending on the terms of their plan. See "Benefit payment options" under "Transfers and access to your money" earlier in this prospectus and "Tax information" later in this prospectus for more details. For participants who own more than 5% of the business, benefits must begin no later than April 1 of the year after the participant reaches age 70-1/2. For all other participants, distribution must begin by April 1 of the later of the year after attaining age 70-1/2 or retirement from the employer sponsoring the plan.

Distributions must be made according to the terms of the plan and rules in the Code and Treasury Regulations. Certain provisions of the Treasury Regulations on required minimum distributions concerning the actuarial present value of additional contract benefits could increase the amount required to be distributed from annuity contracts funding qualified plans and other tax qualified retirement arrangements such as IRAs. These provisions could apply to participants who satisfy required minimum distributions through annual withdrawals instead of receiving annuity payments. For this purpose additional annuity contract benefits may include enhanced death benefits and guaranteed minimum income benefits. Currently we believe that these provisions would not apply to Members Retirement Program contracts because of the type of benefits provided under the contract. However, you should consider the potential implication of these Regulations before you purchase or contribute to this annuity contract.

o A participant may withdraw all or part of his/her account balance under either Plan attributable to post-tax employee contributions at any time, provided that he/she withdraw at least $300 at a time (or, if less, his/her entire post-tax account balance).

o If a participant is married, his/her spouse must generally consent in writing before he/she can make any type of withdrawal except to purchase a Qualified Joint and Survivor Annuity. Self-employed persons may generally not receive a distribution prior to age 59-1/2.

o Employees may generally not receive a distribution prior to severance from employment.

o Hardship withdrawals before age 59-1/2 may be permitted under 401(k) and certain other profit sharing plans.

Under an individually designed plan, the availability of pre-retirement withdrawals depends on the terms of the plan. We suggest that participants ask their employer what types of withdrawals are available under their plan. See "Procedures for withdrawals, distributions and transfers" in the SAI for a more detailed discussion of these general rules.


Generally participants may not make withdrawals from the Guaranteed Rate Accounts prior to maturity. See "The Guaranteed Rate Accounts" earlier in this prospectus.-


                                                                 The Program  32

5. Charges and expenses

--------------------------------------------------------------------------------
You will incur two general types of charges under the Program:

(1) Charges imposed on amounts invested in the trust -- these apply to all amounts invested in the trust (including installment payout option payments), and do not vary by plan. These are, in general, reflected as reductions in the unit values of the Funds or as reductions from the rates credited to the guaranteed options.

(2) Plan and transaction charges -- these vary by plan or are charged for specific transactions, and are typically stated in a dollar amount. Unless otherwise noted, these are deducted in fixed dollar amounts by reducing the number of units in the appropriate Funds and the dollars in the Guaranteed Options.

We deduct amounts for the 3-year or 5-year GRA from your most recent GRA.

We make no deduction from your contributions or withdrawals for sales expenses.


CHARGES BASED ON AMOUNTS INVESTED IN THE PROGRAM


PROGRAM EXPENSE CHARGE

We assess the Program expense charge on the last day of each month or upon the withdrawal of all assets under your plan. The maximum Program expense charge is 1.00% per year, assessed as a monthly charge. The Program expense charge you actually pay may be lower, as illustrated by the chart below. The purpose of this charge is to cover the expenses that we incur in connection with the Program.

--------------------------------------------------------------------------------
                                        AVERAGE ACCOUNT VALUE
--------------------------------------------------------------------------------
                               $75,000 OR LESS         MORE THAN $75,000
--------------------------------------------------------------------------------
Total plan assets                Schedule A                Schedule B
--------------------------------------------------------------------------------
First $250,000                      1.00%                     1.00%
Next $250,000                       0.80%                     0.70%
Over $500,000                       0.65%                     0.55%
--------------------------------------------------------------------------------

We determine the Program expense charge for your plan on the last day of each month, based on two factors: (1) the Average account value of the accounts in your plan, and (2) the value of the Total plan assets invested in the Members Retirement Program by your plan, on that date. We assess the Program expense charge on all assets in your plan. All participants in a plan pay the Program expense charge at the same percentage rate, regardless of individual account value.

Each participant in a plan has an account value, which is the total value of that participant's investment in the Members Retirement Program. The Average account value in a plan is the average of the account values of all of the participants in the plan, who have an account value greater than zero. If the Average account value under the Plan is $75,000 or less, then the Program expense charge will be determined using Schedule A on the chart above. If the Average account value under the Plan is more than $75,000, then the Program expense charge will be determined using Schedule B on the chart above.

Total plan assets are all of the assets invested in the Members Retirement Program under a plan. The first $250,000 in assets under the plan will be subject to a Program expense charge of 1.00% per year. If the Total plan assets exceed $250,000, any amounts greater than that will be subject to a lower charge. The next $250,000 (up to Total plan assets of $500,000) will be subject to a Program expense charge of either 0.80% or 0.70%, under Schedule A or Schedule B, respectively. Any assets in the plan in excess of $500,000 will be subject to a Program expense charge of either 0.65% or 0.55%, under Schedule A or Schedule B, respectively. The sum of the amounts calculated under this formula equals the total Program expense charge for the plan. The percentage of Total plan assets that this sum represents is the annual Program expense charge that each participant in the plan pays on his or her account value.

We will deduct the Program expense charge from your value in the Funds on a pro rata basis. If those amounts are insufficient, we will deduct them from your value in the Money Market Guarantee Account. If those amounts are still insufficient, we will deduct all or a portion of the charge from your values in Guaranteed Rate Accounts on a pro rata basis. The amounts we deduct from the Guaranteed Rate Accounts and the Money Market Guarantee Account will never cause the rates we pay on those accounts to fall below 1%.


We apply the Program expense charge toward the cost of maintenance of the investment options, promotion of the Program, investment funds, guaranteed rate accounts, money market guarantee account, administrative costs, such as enrollment and answering participant inquiries, and overhead expenses such as salaries, rent, postage, telephone, travel, legal, actuarial and accounting costs, office equipment and stationery. During 2009, we received $1,761,931 compensation under the Program expense charge then in effect, which was calculated on a different basis than the current Program expense charge.



PROGRAM-RELATED INVESTMENT MANAGEMENT AND ACCOUNTING FEES

The computation of unit values for each of the Funds named below also reflects fees charged for investment management and accounting. We receive fees for investment management services for the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds. The investment management and accounting fee covers the investment management and financial accounting services we provide for these Funds, as well as a portion of our related administrative costs. This fee is charged daily at an effective annual rate of 0.30% of the net assets of the AllianceBernstein Growth Equity Fund, an effective annual rate of 0.50% of the net assets of the AllianceBernstein Balanced Fund and an effective annual rate of 0.65% for the AllianceBernstein Mid Cap Growth Fund.

33  Charges and expenses

OTHER EXPENSES BORNE BY THE PORTFOLIOS AND FUNDS


TRUST ANNUAL EXPENSES. All funds other than the AllianceBernstein Growth Equity Fund, the AllianceBernstein Mid Cap Growth Fund and the AllianceBernstein Balanced Fund are indirectly subject to investment management fees, 12b-1 (if applicable) fees and other expenses charged against assets of the corresponding portfolios of the Trusts. These expenses are described in the Trusts' prospectuses.


OTHER EXPENSES. Certain costs and expenses are charged directly to the Funds. These may include transfer taxes, SEC filing fees and certain related expenses including printing of SEC filings, prospectuses and reports, proxy mailings, other mailing costs, and legal expenses.


PLAN AND TRANSACTION EXPENSES


MEMBERS RETIREMENT PLAN AND INVESTMENT ONLY FEES

RECORD MAINTENANCE AND REPORT FEE. At the end of each calendar quarter, we deduct a record maintenance and report fee of $3.75 from your account balance. We reserve the right to charge varying fees based on the requested special mailings, reports and services given to your retirement plan.


ENROLLMENT FEE. We charge an employer a non-refundable enrollment fee of $25 for each participant enrolled under its plan. If we do not maintain individual participant records under an individually-designed plan, we instead charge the employer $25 for each plan or trust. If the employer fails to pay these charges, we may deduct the amount from subsequent contributions or from participants' account balances.



CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES

We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. Currently, we deduct the charge from the amount applied to provide an annuity payout option. The current tax charge that might be imposed on us varies by state and ranges from 0% to 1%.

We reserve the right to deduct any applicable charges such as premium taxes from each contribution or from distributions or upon termination of your contract. If we have deducted any applicable tax charges from contributions, we will not deduct a charge for the same taxes later. If, however, an additional tax is later imposed on us when you make a partial or full withdrawal, or your contract is terminated, or you begin receiving annuity payments, we reserve the right to deduct a charge at that time.


FEES PAID TO ASSOCIATIONS

We may pay associations a fee for services provided in connection with the Program being made available to their memberships. The fee may be based on the number of employers whom we solicit, the number who participate in the Program, and/or the value of Program assets. We make these payments without any additional deduction or charge under the Program.


GENERAL INFORMATION ON FEES AND CHARGES


We will give you written notice of any change in the fees and charges. We may also establish a separate fee schedule for requested non-routine administrative services. During 2009 we received total fees and charges under the Program of $2,308,327.


                                                        Charges and expenses  34

6. Tax information

--------------------------------------------------------------------------------
In this section, we briefly outline current federal income tax rules relating to the adoption of the Program, contributions to the Program and distributions to participants under qualified retirement plans. Certain other information about qualified retirement plans appears here and in the SAI.

Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and Internal Revenue Service ("IRS") interpretations of the Internal Revenue Code. These tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect annuity contracts purchased before the change. Congress may also consider proposals in the future to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of an annuity contract. We cannot predict, what, if any, legislation will actually be proposed or enacted that may affect annuity contracts.

We cannot provide detailed information on all tax aspects of the Program, plans and contracts. Moreover, the tax aspects that apply to a particular person's situation may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. Rights or values under plans or contracts, or payments under plans or contracts, for example, amounts due to beneficiaries, may be subject to federal or state gift, estate, or inheritance taxes. You should not rely only on this document, but should consult your tax adviser before your purchase.


BUYING A CONTRACT TO FUND A RETIREMENT ARRANGEMENT

Annuity contracts can be purchased in connection with employer plans qualified under Code Section 401. You should be aware that the funding vehicle for a qualified arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, you should consider the annuity's features and benefits, such as the contract's selection of investment funds, provision of guaranteed options and choices of pay-out options, as well as the features and benefits of other permissible funding vehicles and the relative costs of annuities and other arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the investment options or funds that you elect.


INCOME TAXATION OF DISTRIBUTIONS TO QUALIFIED PLAN PARTICIPANTS

In this section, the word "you" refers to the plan participant.

Amounts distributed to a participant from a qualified plan are generally subject to federal income tax as ordinary income when benefits are distributed to you or your beneficiary. Generally, only your post-tax contributions, if any, are not taxed when distributed.

If an employer's 401(k) plan permits, an employee may designate some or all of elective deferral contributions as "designated Roth contributions," which are made on a post-tax basis to the 401(k) arrangement. Designated Roth contributions must be separately accounted for. If certain timing and distribution event requirements are satisfied, distributions from a designated Roth contribution account under a 401(k) plan will be tax-free. The earliest a qualified distribution from a designated Roth contribution account could be made is 2011. Therefore, earnings attributable to a distribution from a designated Roth account may be includible in income. Distributions from designated Roth contribution accounts may be rolled over to other designated Roth contribution accounts under 401(k) plans or to Roth IRAs.

ELIGIBLE ROLLOVER DISTRIBUTIONS. Many types of distributions from qualified plans are "eligible rollover distributions" that can be transferred directly to another qualified plan, traditional individual retirement arrangement ("IRA"), an annuity under Section 403(b) of the Code, a governmental employer plan under
Section 457 of the Code or rolled over to another plan or IRA within 60 days of the receipt of the distribution. If a distribution is an "eligible rollover distribution," 20% mandatory federal income tax withholding will apply and the distribution may be subject to the premature penalty tax unless the distribution is directly rolled over to a qualified plan, 403(b) plan, governmental employer 457 plan or traditional IRA. See "Eligible rollover distributions and federal income tax withholding" in the SAI for a more detailed discussion.


Effective as of 2008, distributions from a qualified plan, 403(b) annuity contract or a governmental employer 457(b) plan can be rolled over to a Roth IRA. Any taxable portion of the amount rolled over will be taxed at the time of the rollover.


SPECIAL RULE FOR CONVERSIONS TO ROTH IRA IN 2010

Pre-2010 limitations on conversion rollovers to Roth IRAs of pre-tax amounts distributed from qualified plans, 403(b) plans and governmental employer 457(b) plans (as well as traditional IRA to Roth IRA conversions) based on income levels and filing status are removed beginning in 2010. For conversion rollovers or traditional IRA conversions in 2010 only, the resulting federal income tax can be paid in two installments in 2011 and 2012.


ANNUITY OR INSTALLMENT PAYMENTS. Each payment you receive is ordinary income for tax purposes, except where you have a "cost basis" in the benefit. Your cost basis is equal to the amount of your post-tax employee contributions, plus any employer contributions you had to include in gross income in prior years. You may exclude from gross income a portion of each annuity or installment payment you receive. If you (and your survivor) continue to receive payments after you have received your cost basis in the contract, all amounts will be taxable.

IN-SERVICE WITHDRAWALS. Some plans allow in-service withdrawals of after-tax contributions. The portion of each withdrawal attributable to

35  Tax information
cost basis is not taxable. The portion of each withdrawal attributable to earnings is taxable. Withdrawals are taxable only after they exceed your cost basis if (a) they are attributable to your pre-January 1, 1987 contributions under (b) plans that permitted those withdrawals as of May 5, 1986. In addition, 20% mandatory Federal income tax withholding may also apply.

PREMATURE DISTRIBUTIONS. You may be liable for an additional 10% penalty tax on all taxable amounts distributed before age 59-1/2 unless the distribution falls within a specified exception or is rolled over into an IRA or other eligible retirement plan.


The exceptions to the penalty tax include (a) distributions made on account of your death or disability, (b) distributions beginning after separation from service in the form of a life annuity or installments over your life expectancy (or the joint lives or life expectancies of you and your beneficiary), (c) distributions due to separation from active service after age 55 and (d) distributions you use to pay deductible medical expenses. See IRS Form 5329 for more information on the additional 10% tax penalty.


WITHHOLDING. In almost all cases, 20% mandatory income tax withholding will apply to all "eligible rollover distributions" that are not directly rolled over to a qualified plan, 403(b) plan, governmental employer 457 plan or traditional IRA. If a distribution is not an eligible rollover distribution, the recipient may elect out of withholding. The rate of withholding depends on the type of distribution. See "Eligible rollover distributions and federal income tax withholding" in the SAI. Under the Plans, we will withhold the tax and send you the remaining amount. Under an individually designed plan, we will pay the full amount of the distribution to the plan's trustee. The trustee is then responsible for withholding Federal income tax upon distributions to you or your beneficiary.

                                                             Tax information  36

7. More information

--------------------------------------------------------------------------------
ABOUT PROGRAM CHANGES OR TERMINATIONS

AMENDMENTS. The contract has been amended in the past and we and the Trustees may agree to amendments in the future. No future change can affect annuity benefits in the course of payment. If certain conditions are met, we may: (1) terminate the offer of any of the investment options and (2) offer new investment options with different terms.

TERMINATION. We may terminate the contract at any time. If the contract is terminated, we will not accept any further contributions. We will continue to hold amounts allocated to the Guaranteed Rate Accounts until maturity. Amounts already invested in the investment options may remain in the Program and you may also elect payment of benefits through us.


ASSIGNMENT. You may not assign your rights or obligations under the contract without AXA Equitable's prior written consent. AXA Equitable may not assign its rights or obligations under the contract without your prior written consent, except that AXA Equitable will not require your written consent to assign the contract to a corporation in which it has a direct or indirect ownership interest, provided that AXA Equitable remains liable for the failure of that corporation to perform its obligations.



IRS DISQUALIFICATION

If your plan is found not to qualify under the Internal Revenue Code, we may:
(1) return the plan's assets to the employer (in our capacity as the plan administrator) or (2) prevent plan participants from investing in the separate accounts.


ABOUT THE SEPARATE ACCOUNTS

Each Fund is one, or part of one, of our separate accounts. We established the separate accounts under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our investment funds for owners of our variable annuity contracts, including our contracts. The results of each separate account's operations are accounted for without regard to AXA Equitable's, or any other separate account's, operating results. We are the legal owner of all of the assets in the separate accounts and may withdraw any amounts we have in the separate accounts that exceed our reserves and other liabilities under variable annuity contracts. The amount of some of our obligations is based on the assets in the separate accounts. However, the obligations themselves are obligations of AXA Equitable. We reserve the right to take certain actions in connection with our operations and the operations of the investment funds as permitted by applicable law. If necessary, we will seek approval by participants in the Program.

The separate accounts that we call the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth, and AllianceBernstein Balanced Funds commenced operations in 1968, 1969, and 1979 respectively. Separate Account No. 66, which holds the other Funds offered under the contract, was established in 1997. Because of exclusionary provisions, none of the Funds are subject to regulation under the Investment Company Act of 1940. Separate Account No. 66, however, purchases Class IA shares and Class IB/B shares of the Trusts. The Trusts are registered as open-end management investment companies under the 1940 Act. AXA Equitable is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.


ABOUT THE GENERAL ACCOUNT


Our general obligations and any guaranteed benefits under the contract, including those that apply to the Guaranteed Rate Accounts and Money Market Guarantee, are supported by AXA Equitable's general account and are subject to AXA Equitable's claims paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to the insurer's general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. Assets in the general account are not segregated for the exclusive benefit of any particular policy or obligation. General account assets are also available to the insurer's general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about AXA Equitable's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the Funds.

The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the contracts in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940.


We have been advised that the staff of the SEC has not reviewed the portions of this prospectus that relate to the general account. The disclosure, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.


ABOUT LEGAL PROCEEDINGS

AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered

37  More information
material with respect to a contract owner's interest in the separate accounts nor would any of these proceedings be likely to have a material adverse effect upon the separate accounts, our ability to meet our obligations under the Program, or the distribution of contract interests under the Program.


FINANCIAL STATEMENTS

The financial statements of Separate Accounts 3, 4, 10, and 66, as well as the consolidated financial statements of AXA Equitable, are in the SAI. The SAI is available free of charge. The financial statements of AXA Equitable have relevance to the contracts only to the extent that they bear upon the ability of AXA Equitable to meet its obligations under the contracts. You may request the SAI by writing to our Processing Office or calling 1-800-523-1125.


ABOUT THE TRUSTEE

As trustee, JPMorgan Chase Bank serves as a party to the contract. It has no responsibility for the administration of the Program or for any distributions or duties under the contract.


DISTRIBUTION OF THE CONTRACTS

AXA Equitable performs all marketing and service functions under the contract. No sales commissions are paid with respect to units of interest in any of the separate accounts available under the contract; however, incentive compensation is paid to AXA Equitable employees performing these functions, based upon sales and the amount of first year plan contributions, as discussed in the SAI. The offering of the units is continuous.


REPORTS WE PROVIDE AND AVAILABLE INFORMATION

We send reports annually to employers showing the aggregate account balances of all participants and information necessary to complete annual IRS filings.

As permitted by the SEC's rules, we omitted certain portions of the registration statement filed with the SEC from this prospectus and the SAI. You may obtain the omitted information by: (1) requesting a copy of the registration statement from the SEC's principal office in Washington, D.C., and paying prescribed fees, or (2) by accessing the EDGAR Database at the SEC's website at www.sec.gov.


ACCEPTANCE

The employer or plan sponsor, as the case may be: (1) is solely responsible for determining whether the Program is a suitable funding vehicle and (2) should carefully read the prospectus and other materials before entering into an Adoption Agreement.

                                                            More information  38

Appendix I -- Condensed financial information

--------------------------------------------------------------------------------

These selected per unit data and ratios for the years ended December 31, 2000 through December 31, 2009 have been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The financial statements of each of the Funds as well as the consolidated financial statements of AXA Equitable are contained in the SAI. Information is provided for the period that each Fund has been available under the Program, but not longer than ten years.



SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

ALLIANCEBERNSTEIN GROWTH EQUITY FUND -- INCOME, EXPENSES AND CAPITAL CHANGES PER UNIT OUTSTANDING THROUGHOUT THE YEARS INDICATED AND OTHER SUPPLEMENTARY DATA




------------------------------------------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------
                                      2009     2008       2007     2006      2005      2004      2003     2002      2001      2000
------------------------------------------------------------------------------------------------------------------------------------
Income                             $  3.88  $  2.12    $  2.28  $  2.13   $  1.34   $  1.20   $  1.00  $   .88   $  1.28   $  1.57
Expenses (Note A)                    (0.74)   (4.43)     (5.13)   (4.62)    (4.56)    (4.43)    (3.64)   (4.06)    (5.01)    (5.84)
Net investment income (loss)          3.14    (2.31)     (2.85)   (2.49)    (3.22)    (3.23)    (2.64)   (3.18)    (3.73)    (4.27)
Net realized and unrealized gain
 (loss) on investments (Note B)      73.83  (148.25)     41.37    (2.50)    34.64     38.51     66.69   (71.04)   (59.31)   (65.13)
Net increase (decrease) in
 AllianceBernstein Growth Equity
 Fund Unit Value                     76.97  (150.56)     38.52    (4.99)    31.42     35.28     64.05   (74.22)   (63.04)   (69.40)
AllianceBernstein Growth Equity
 Fund Unit Value (Note C):
 Beginning of year                  200.69   351.25     312.73   317.72    286.30    251.02    186.97   261.19    324.23    393.63
End of year                        $277.66  $200.69    $351.25  $312.73   $317.72   $286.30   $251.02  $186.97   $261.19   $324.23
Ratio of expenses to average net
 assets attributable to the Pro-
 gram*                                0.40%    1.56%      1.53%    1.50%     1.57%     1.68%     1.69%    1.86%     1.80%     1.68%
Ratio of net income (loss) to aver-
 age net assets attributable to
 the Program                          0.31%   (0.82)%    (0.85)%  (0.81)%   (1.11)%   (1.23)%   (1.22)%  (1.46)%   (1.34)%   (1.23)%
Number of AllianceBernstein
 Growth Equity Fund Units out-
 standing at end of year (000's)       100      103        111      125       141       147       153      154       159       165
Portfolio turnover rate (Note D)       119%     106%        60%      55%       49%       60%       51%      39%      132%       48%
------------------------------------------------------------------------------------------------------------------------------------


See notes following these tables.

A-1 Appendix I -- Condensed financial information

SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

ALLIANCEBERNSTEIN MID CAP GROWTH FUND -- INCOME, EXPENSES AND CAPITAL CHANGES PER UNIT OUTSTANDING THROUGHOUT THE YEARS INDICATED AND OTHER SUPPLEMENTARY DATA


------------------------------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------
                                     2009      2008      2007      2006     2005      2004       2003     2002      2001      2000
------------------------------------------------------------------------------------------------------------------------------------
Income                             $ 0.23   $  0.10    $  .13    $  .23   $  .06    $  .06    $  .09   $   .08    $  .18    $  .39
Expenses (Note A)                   (0.25)    (0.86)    (1.01)     (.93)    (.87)     (.85)     (.62)     (.62)     (.77)     (.96)
Net investment loss                 (0.02)    (0.76)    (0.88)     (.70)    (.81)     (.79)     (.53)     (.54)     (.59)     (.57)
Net realized and unrealized gain
 (loss) on investments (Note B)     15.95    (27.81)     7.11       .96     3.89      8.92     18.26    (11.21)    (8.46)    (7.17)
Net increase (decrease) in
 AllianceBernstein Mid Cap
 Growth Fund Unit Value             15.93    (28.57)     6.23       .26     3.08      8.13     17.73    (11.75)    (9.05)    (7.74)
AllianceBernstein Mid Cap Growth
 Fund Unit Value
 (Note C):
Beginning of year                   33.60     62.17     55.94     55.68    57.60     44.47     26.74     38.49     47.54     55.28
End of year                        $49.53   $ 33.60    $62.17    $55.94   $55.68    $52.60    $44.47   $ 26.74    $38.49    $47.54
Ratio of expenses to average net
 assets attributable to the Pro-
 gram*                               0.70%     1.72%     1.68%     1.66%    1.73%     1.82%     1.78%     2.02%     1.93%     1.82%
Ratio of net investment income
 (loss) to average net assets
 attributable to the Program        (1.11)%   (1.53)%   (1.46)%   (1.25)%  (1.61)%   (1.68)%   (1.51)%   (1.76)%   (1.48)%   (1.07)%
Number of AllianceBernstein Mid
 Cap Growth Fund Units out-
 standing at end of year (000's)      321        338      353       390      406       448       428        379      361       353
Portfolio turnover rate (Note D)      221%       129%     111%      120%     102%      134%      113%       161%     200%      136%
------------------------------------------------------------------------------------------------------------------------------------


See notes following these tables.


                               Appendix I -- Condensed financial information A-2

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

ALLIANCEBERNSTEIN BALANCED FUND -- INCOME, EXPENSES AND CAPITAL CHANGES PER UNIT OUTSTANDING THROUGHOUT THE YEARS INDICATED AND OTHER SUPPLEMENTARY DATA


------------------------------------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------
                                     2009     2008      2007     2006     2005     2004      2003       2002       2001       2000
------------------------------------------------------------------------------------------------------------------------------------
Income                             $ 1.41   $  1.88    $ 1.82  $ 1.48    $ 1.17   $  .94    $  .86     $ 1.09     $ 1.38     $ 1.55
Expenses (Note A)                   (0.20)    (0.73)    (.82)    (.73)     (.72)    (.72)     (.65)      (.68)      (.71)      (.73)
Net investment income                1.21     1.15      1.00      .75       .45      .22       .21        .41        .67        .82
Net realized and unrealized gain
 (loss) on investments (Note B)      7.77    (17.50)    1.06     3.59      1.92     2.88      5.54      (4.15)     (3.05)     (2.36)
Net increase (decrease) in
 AllianceBernstein Balanced Fund
 Unit Value                          8.98    (16.35)    2.06     4.34      2.37     3.10      5.75      (3.74)     (2.38)     (1.54)
AllianceBernstein Balanced Fund
 Unit Value (Note C):
Beginning of year                   37.35     53.70    51.64    47.30     44.93    41.83     36.08      39.82      42.20      43.74
End of year                        $46.33   $ 37.35   $53.70   $51.64    $47.30   $44.93    $41.83     $36.08     $39.82     $42.20
Ratio of expenses to average net
 assets attributable to the Pro-
 gram*                               0.59%     1.56%    1.53%    1.50%     1.58%    1.68%     1.71%      1.80%      1.77%      1.68%
Ratio of net investment income to
 average net assets attributable
 to the Program                      1.90%     2.45%    1.86%    1.53%      .99%     .51%      .54%      1.09%      1.66%      1.89%
Number of AllianceBernstein Bal-
 anced Fund Units outstanding at
 end of year (000's)                  573       599      677      692       748      761       790        757        555        426
Portfolio turnover rate (Note D)       95%       61%     105%     146%      211%     283%      339%       288%       168%       145%
------------------------------------------------------------------------------------------------------------------------------------


A. Enrollment fees are not included above and did not affect the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth or AllianceBernstein Balanced Fund Unit Values. Enrollment fees were generally deducted from contributions to the Program.

B. See Note 2 to Financial Statements of Separate Account Nos. 3 (Pooled), 4 (Pooled) and 10 (Pooled), which may be found in the SAI.

C. The value for an AllianceBernstein Growth Equity Fund Unit was established at $10.00 on January 1, 1968 under the National Association of Realtors Members Retirement Program (NAR Program). The NAR Program was merged into the Members Retirement Program on December 27, 1984. The values for an AllianceBernstein Mid Cap Growth and an AllianceBernstein Balanced Fund Unit were established at $10.00 on May 1, 1985, the date on which the Funds were first made available under the Program.

D. The portfolio turnover rate includes all long-term U.S. Government securities, but excludes all short-term U.S. Government securities and all other securities whose maturities at the time of acquisition were one year or less. Represents the annual portfolio turnover rate for the entire separate account.


* See Note 6 to Financial Statements of Separate Account No. 3 (Pooled), 4 (Pooled) and 10 (Pooled), which may be found in the SAI.


Income, expenses, gains and losses shown above pertain only to participants' accumulations attributable to the Program. Other plans also participate in the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds and may have operating results and other supplementary data different from those shown above.

A-3 Appendix I -- Condensed financial information

SEPARATE ACCOUNT NO. 66 UNIT VALUES


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING FOR THESE FUNDS AT YEAR END FOR EACH VARIABLE INVESTMENT FUND, EXCEPT FOR THOSE FUNDS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009.



--------------------------------------------------------------------------------------------------------------------------
                                           2000        2001        2002        2003       2004         2005        2006
--------------------------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation
 Unit Value                                  --          --          --          --         --           --          --
 Number of units outstanding (000's)         --          --          --          --         --           --          --
AXA Conservative Allocation
 Unit Value                                  --          --          --          --         --           --          --
 Number of units outstanding (000's)         --          --          --          --         --           --          --
AXA Conservative-PLUS Allocation
 Unit Value                                  --          --          --          --         --           --          --
 Number of units outstanding (000's)         --          --          --          --         --           --          --
AXA Moderate Allocation
 Unit Value                                  --          --          --          --         --           --          --
 Number of units outstanding (000's)         --          --          --          --         --           --          --
AXA Moderate-PLUS Allocation
 Unit Value                                  --          --          --          --         --           --          --
 Number of units outstanding (000's)         --          --          --          --         --           --          --
EQ/AllianceBernstein International
 Unit Value                                  --          --      $10.84      $14.48     $16.95       $19.36      $23.73
 Number of units outstanding (000's)         --          --         757         795        822          871         919
EQ/Calvert Socially Responsible
 Unit Value                               $9.63      $ 8.10      $ 5.87      $ 7.41     $ 7.57       $ 8.14      $ 8.48
 Number of units outstanding (000's)         12          36          57          99        135          156         169
EQ/Capital Guardian Research
 Unit Value                                  --          --      $10.87      $14.10     $15.44       $16.19      $17.96
 Number of units outstanding (000's)         --          --         321         364        365          371         362
EQ/Equity 500 Index
 Unit Value                               $8.78      $ 7.60      $ 5.81      $ 7.32     $ 7.97       $ 8.23      $ 9.37
 Number of units outstanding (000's)        851         917       1,084       1,477      1,658        1,768       1,844
EQ/GAMCO Small Company Value
 Unit Value                                  --          --          --          --         --           --      $10.90
 Number of units outstanding (000's)         --          --          --          --         --           --          16
EQ/Global Multi-Sector Equity
 Unit Value                                  --          --          --          --         --           --      $11.75
 Number of units outstanding (000's)         --          --          --          --         --           --          42
EQ/Intermediate Government Bond Index
 Unit Value                                  --          --      $10.09      $10.16     $10.22       $10.23      $10.44
 Number of units outstanding (000's)         --          --          17         226        171          222         232
EQ/International Core PLUS
 Unit Value                                  --      $ 8.05      $ 6.74      $ 8.82     $ 9.90       $11.46      $13.52
 Number of units outstanding (000's)         --           3          22          55         92          160         260
EQ/Large Cap Growth PLUS
 Unit Value                               $8.01      $ 5.20      $ 3.36      $ 4.29     $ 4.77       $ 5.14      $ 5.49
 Number of units outstanding (000's)         59         108         187         295        362          434         446
EQ/Large Cap Value PLUS
 Unit Value                                  --      $10.08      $ 8.57      $10.89     $12.20       $12.72      $15.27
 Number of units outstanding (000's)         --         371         433         487        584          636         697
EQ/Mid Cap Value PLUS
 Unit Value                               $9.81      $10.05      $ 8.43      $11.08     $12.90       $14.20      $15.80
 Number of units outstanding (000's)        158         232         374         431        513          715         663
EQ/Money Market
 Unit Value                                  --          --          --          --         --           --          --
 Number of units outstanding (000's)         --          --          --          --         --           --          --
EQ/PIMCO Ultra Short Bond
 Unit Value                                  --          --          --          --         --           --      $10.23
 Number of units outstanding (000's)         --          --          --          --         --           --           8
EQ/Small Company Index
 Unit Value                                  --      $ 9.97      $ 7.76      $11.18     $12.99       $13.38      $15.59
 Number of units outstanding (000's)         --          38          79         157        219          237         312
Multimanager Multi-Sector Bond
 Unit Value                                  --          --          --          --         --           --          --
 Number of units outstanding (000's)         --          --          --          --         --           --          --
Multimanager Technology
 Unit Value                                  --          --          --          --     $10.85       $11.94      $12.67
 Number of units outstanding (000's)         --          --          --          --        115          147         157
Target 2015 Allocation
 Unit Value                                  --          --          --          --         --           --          --
 Number of units outstanding (000's)         --          --          --          --         --           --          --
--------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
-----------------------------------------------------------------------    INCEPTION
                                             2007       2008       2009       DATE
------------------------------------------------------------------------------------
AXA Aggressive Allocation
 Unit Value                                $10.02     $ 6.03     $ 7.67      5/1/07
 Number of units outstanding (000's)           45         81        169
AXA Conservative Allocation
 Unit Value                                $10.27     $ 9.05     $ 9.93      5/1/07
 Number of units outstanding (000's)           20         67         87
AXA Conservative-PLUS Allocation
 Unit Value                                $10.21     $ 8.14     $ 9.31      7/6/07
 Number of units outstanding (000's)           26         61         59
AXA Moderate Allocation
 Unit Value                                $10.17     $ 7.60     $ 8.89      7/6/07
 Number of units outstanding (000's)           24        284        740
AXA Moderate-PLUS Allocation
 Unit Value                                $10.09     $ 6.81     $ 8.30      7/6/07
 Number of units outstanding (000's)            6         28         81
EQ/AllianceBernstein International
 Unit Value                                $26.30     $12.85     $16.37    11/22/02
 Number of units outstanding (000's)          880        807        788
EQ/Calvert Socially Responsible
 Unit Value                                $ 9.41     $ 5.10     $ 6.67      5/1/00
 Number of units outstanding (000's)          175        208        249
EQ/Capital Guardian Research
 Unit Value                                $18.06     $10.79     $14.18    11/22/02
 Number of units outstanding (000's)          451        409        385
EQ/Equity 500 Index
 Unit Value                                $ 9.73     $ 6.04     $ 7.60     10/6/00
 Number of units outstanding (000's)        1,846      1,811      2,024
EQ/GAMCO Small Company Value
 Unit Value                                $11.78     $ 8.08     $11.43      5/1/06
 Number of units outstanding (000's)           47         74        110
EQ/Global Multi-Sector Equity
 Unit Value                                $16.51     $ 6.96     $10.45      5/1/06
 Number of units outstanding (000's)          151        168        205
EQ/Intermediate Government Bond Index
 Unit Value                                $11.04     $11.32     $11.06    11/22/02
 Number of units outstanding (000's)          262        303        284
EQ/International Core PLUS
 Unit Value                                $15.41     $ 8.41     $11.38     5/18/01
 Number of units outstanding (000's)          291        273        307
EQ/Large Cap Growth PLUS
 Unit Value                                $ 6.28     $ 3.83     $ 5.17      5/1/00
 Number of units outstanding (000's)          510        547        641
EQ/Large Cap Value PLUS
 Unit Value                                $14.42     $ 8.09     $ 9.74     5/18/01
 Number of units outstanding (000's)          714        653        687
EQ/Mid Cap Value PLUS
 Unit Value                                $15.39     $ 9.20     $12.50      8/1/97
 Number of units outstanding (000's)          638        580        583
EQ/Money Market
 Unit Value                                    --         --     $10.00
 Number of units outstanding (000's)           --         --        624
EQ/PIMCO Ultra Short Bond
 Unit Value                                $11.27     $10.71     $11.56      5/1/06
 Number of units outstanding (000's)           32        119        160
EQ/Small Company Index
 Unit Value                                $15.14     $ 9.87     $12.45     5/18/01
 Number of units outstanding (000's)          307        284        289
Multimanager Multi-Sector Bond
 Unit Value                                    --     $ 7.72     $ 8.47     5/18/01
 Number of units outstanding (000's)           --          4         51
Multimanager Technology
 Unit Value                                $14.82     $ 7.76     $12.30     5/14/04
 Number of units outstanding (000's)          172        177        223
Target 2015 Allocation
 Unit Value                                $10.15     $ 6.98     $ 8.40      5/1/07
 Number of units outstanding (000's)           44        113        168
------------------------------------------------------------------------------------


                               Appendix I -- Condensed financial information A-4

---------------------------------------------------------------------------------------------------------------------------
                                         2000         2001         2002         2003         2004         2005         2006
---------------------------------------------------------------------------------------------------------------------------
Target 2025 Allocation
 Unit Value                              --           --           --           --           --           --           --
 Number of units outstanding (000's)     --           --           --           --           --           --           --
Target 2035 Allocation
 Unit Value                              --           --           --           --           --           --           --
 Number of units outstanding (000's)     --           --           --           --           --           --           --
Target 2045 Allocation
 Unit Value                              --           --           --           --           --           --           --
 Number of units outstanding (000's)     --           --           --           --           --           --           --
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
-----------------------------------------------------------------------     INCEPTION
                                            2007        2008       2009      DATE
--------------------------------------------------------------------------------------
Target 2025 Allocation
 Unit Value                                $10.14      $6.52      $8.03     5/1/07
 Number of units outstanding (000's)           12        123        155
Target 2035 Allocation
 Unit Value                                $10.12      $6.20      $7.79     5/1/07
 Number of units outstanding (000's)            6         15         31
Target 2045 Allocation
 Unit Value                                $10.11      $5.87      $7.50     5/1/07
 Number of units outstanding (000's)            2         12         31
--------------------------------------------------------------------------------------


A-5 Appendix I -- Condensed financial information

Statement of additional information

--------------------------------------------------------------------------------
TABLE OF CONTENTS

                                                                           PAGE
Who is AXA Equitable?                                                        2
Funding of the Program                                                       2
Your responsibilities as employer                                            2
Procedures for withdrawals, distributions and transfers                      2
Provisions of the plans                                                      4
Investment restrictions and certain investment techniques applicable to the
  AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and
AllianceBernstein Balanced Funds                                             7
Portfolio holdings policy for the Pooled Separate Accounts                   8
Fund transactions                                                            9
Investment management and accounting fee                                     9
Portfolio managers' information (AllianceBernstein Growth Equity Fund,
  AllianceBernstein Mid Cap Growth Fund and AllianceBernstein Balanced Fund)11
Investment professional conflict of interest disclosure                     15
Portfolio manager compensation                                              15
Distribution of the contracts                                               16
Custodian and independent public accounting firm                            16
Our management                                                              17
Financial statements index                                                  24
Financial statements                                                     FSA-1

CLIP AND MAIL TO US TO RECEIVE A STATEMENT OF ADDITIONAL INFORMATION


To: AXA Equitable Life Insurance Company
    Box 4875
    Syracuse, NY 13221


-----------------------------------------------------------------------------


Please send me a copy of the Statement of Additional Information for the Members Retirement Program prospectus dated May 1, 2010.



--------------------------------------------------------------------------------
Name


--------------------------------------------------------------------------------
Address


--------------------------------------------------------------------------------
City                        State           Zip


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Copyright 2010 by AXA Equitable Life Insurance Company. All rights reserved.










                                                                          x02885

          Supplement dated May 1, 2010 to Prospectus dated May 1, 2010
    ------------------------------------------------------------------------


                          MEMBERS RETIREMENT PROGRAMS

                          funded under contracts with
                      AXA EQUITABLE LIFE INSURANCE COMPANY
             1290 Avenue of the Americas, New York, New York 10104
                        Toll-Free Telephone 800-223-5790


                       ----------------------------------

                           VARIABLE ANNUITY BENEFITS

                       ----------------------------------


           This Prospectus Supplement should be read and retained for future reference by Participants in the Members Retirement
                     Programs who are considering variable
                   annuity payment benefits after retirement.


                This Prospectus Supplement is not authorized for
                 distribution unless accompanied or preceded by
                    the Prospectus dated May 1, 2010 for the
                    appropriate Members Retirement Program.


------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS: ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
------------------------------------------------------------------------------

                              RETIREMENT BENEFITS

         When you become eligible to receive benefits under a Members Retirement Program, you may select one or more of the following forms of distribution, which are available in variable or fixed form. The law requires that if the value of your Account Balance is more than $5,000, you must receive a Qualified Joint and Survivor Annuity unless your Spouse consents to a different election.

         Life Annuity - annuity providing monthly payments for your life. No payments will be made after your death, even if you have received only one payment.

         Life Annuity Period Certain - an annuity providing monthly payments for your life or, if longer, a specified period of time. If you die before the end of that specified period, payments will continue to your beneficiary until the end of the period. Subject to legal limitations, you may specify a minimum payment period of 5, 10, 15 or 20 years; the longer the specified period, the smaller the monthly payments will be.

         Joint and Survivor Annuity - Period Certain - an annuity providing monthly payments for your life and that of your beneficiary or, if longer, a specified period of time. If you and your beneficiary both die before the end of the specified period, payments will continue to your contingent beneficiary until the end of the period. Subject to legal limitations, you may specify a minimum payment period of 5, 10, 15 or 20 years; the longer the specified period, the smaller the monthly payments will be.

How Annuity Payments are Made

         When your distribution of benefits under an annuity begins, your Units in the Funds are redeemed. Part or all of the proceeds, plus part or all of your Account Balance in the General Account Options, may be used to purchase an annuity. The minimum amount that can be used to purchase any type of annuity is $5,000. Applicable premium taxes will be deducted.

Annuity payments may be fixed or variable.

         FIXED ANNUITY PAYMENTS. Fixed annuity payments are determined from our annuity rate tables in effect at the time the first annuity payment is made. The minimum amount of the fixed payments is determined from tables in our contract with the Trustees, which show the amount of proceeds necessary to purchase each $1 of monthly annuity payments (after deduction of any applicable taxes and the annuity administrative charge). These tables are designed to determine the amounts required to pay for the annuity selected, taking into account our administrative and investment expenses and mortality and expense risks. The size of your payment will depend upon the form of annuity chosen, your age and the age of your beneficiary if you select a joint and survivor annuity. If our current group annuity rates for payment of proceeds would produce a larger payment, those rates will apply instead of the minimums in the contract tables. If we give any group pension client with a qualified plan a better annuity rate than those currently available for the Program, we will also make those rates available to Program participants. Under our contract with the Trustees, we may change the tables but not more frequently than once every five years. Fixed annuity payments will not fluctuate during the payment period.

         VARIABLE ANNUITY PAYMENTS. Variable annuity payments are funded through our Separate Account No. 4 (Pooled) (the "Fund"), through the purchase of Annuity Units. The number of Annuity Units purchased is equal to the amount of the first annuity payment divided by the Annuity Unit Value for the due date of the first annuity payment. The amount of the first annuity payment is determined in the same manner for a variable annuity as it is for a fixed annuity. The number of Annuity Units stays the same throughout the payment period for the variable annuity but the Annuity Unit Value changes to reflect the investment income and the realized and unrealized capital gains and losses of the Fund, after adjustment for an assumed base rate of return of 5-3/4%, described below.

         The amounts of variable annuity payments are determined as follows:
Payments normally start as of the first day of the second calendar month following our receipt of the proper forms. The first two monthly payments are the same.

         Payments after the first two will vary according to the investment performance of the Fund. Each monthly payment will be calculated by multiplying the number of Annuity Units credited to you by the Annuity Unit Value for the first business day of the calendar month before the due date of the payment.

         The Annuity Unit Value was set at $1.1553 as of July 1, 1969, the first day that Separate Account No. 4 (Pooled) was operational. For any month after that date, it is the Annuity Unit Value for the preceding month multiplied by the change factor for the current month. The change factor gives effect to the assumed annual base rate of return of 5-3/4% and to the actual investment experience of the Fund.

         Because of the adjustment for the assumed base rate of return, the Annuity Unit Value rises and falls depending on whether the actual rate of investment return is higher or lower than 5-3/4%.

         Illustration of Changes in Annuity Payments. To show how we determine variable annuity payments from month to month, assume that the amount you applied to purchase an annuity is enough to fund an annuity with a monthly payment of $363 and that the Annuity Unit Value for the due date of the first annuity payment is $1.05. The number of annuity units credited under your certificate would be 345.71 (363 divided by 1.05 = 345.71). If the third monthly payment is due on March 1, and the Annuity Unit Value for February was $1.10, the annuity payment for March would be the number of units (345.71) times the Annuity Unit Value ($1.10), or $380.28. If the Annuity Unit Value was $1.00 on March 1, the annuity payment for April would be 345.71 times $1.00 or $345.71.

Summary of Annuity Unit Values for the Fund

         This table shows the Annuity Unit Values with an assumed base rate of return of 5-3/4%.

                First Business Day of          Annuity Unit Value
                ---------------------          ------------------
                     October 1988                   $3.5444
                     October 1989                   $4.8357
                     October 1990                   $3.8569
                     October 1991                   $5.4677
                     October 1992                   $5.1818
                     October 1993                   $6.3886
                     October 1994                   $6.1563
                     October 1995                   $7.4970
                     October 1996                   $8.0828
                     October 1997                  $11.0300
                     October 1998                   $7.5963
                     October 1999                   $9.8568
                     October 2000                  $10.6810
                     October 2001                   $7.3761
                     October 2002                   $5.3455
                     October 2003                   $6.3322
                     October 2004                   $6.7242
                     October 2005                   $7.4953
                     October 2006                   $6.9450
                     October 2007                   $7.9366
                     October 2008                   $6.4923
                     October 2009                   $5.1077

                                    THE FUND

         The Fund (Separate Account No. 4 (Pooled)) was established pursuant to the Insurance law of the State of New York in 1969. It is an investment account used to fund benefits under group annuity contracts and other agreements for tax-deferred retirement programs administered by us.

         For a full description of the Fund, its investment policies, the risks of an investment in the Fund and information relating to the valuation of Fund assets, see the description of the Fund in our May 1, 2010 prospectus and the Statement of Additional Information.

                               INVESTMENT MANAGER

The Manager

         We, AXA Equitable, act as Investment Manager to the Fund. As such, we have complete discretion over Fund assets and we invest and reinvest these assets in accordance with the investment policies described in our May 1, 2010 prospectus and Statement of Additional Information.

         We are a New York stock life insurance company with our Home Office at 1290 Avenue of the Americas, New York, New York 10104. Founded in 1859, we are one of the largest insurance companies in the United States. AXA Equitable is an indirect wholly-owned subsidiary of our sole stockholder AXA Financial, Inc. AXA Financial, Inc. and its subsidiaries managed assets of approximately $581.2 billion as of December 31, 2009, including third party assets of $435.84 billion.

Investment Management

         In providing investment management to the Fund, we currently use the personnel and facilities of our majority owned subsidiary, AllianceBernstein Management L.P. ("AllianceBernstein"), for portfolio selection and transaction services. For a description of AllianceBernstein, see our May 1, 2010 Members Retirement Program prospectus.

Fund Transactions

         The Fund is charged for securities brokers commissions, transfer taxes and other fees relating to securities transactions. Transactions in equity securities for the Fund are executed primarily through brokers which are selected by AllianceBernstein/AXA Equitable and receive commissions paid by the Fund. For 2009, 2008 and 2007, the Fund paid $39,453, $348,431 and $441,947, respectively, in brokerage commissions. For a full description of our policies relating to the selection of brokers, see the description of the Fund in our May 1, 2010 Statement of Additional Information.

                              FINANCIAL STATEMENTS

                  The financial statements of the Fund reflect applicable fees, charges and other expenses under the Members Retirement Programs as in effect during the periods covered, as well as the charges against the account made in accordance with the terms of all other contracts participating in the account.


Separate Account No. 4 (Pooled):                                     Page

Report of Independent Registered Public Accounting Firm              FSA-1

        Statement of Assets and Liabilities,
             December 31, 2009                                       FSA-2

        Statement of Operations for the Year Ended
             December 31, 2009                                       FSA-3

        Statements of Changes in Net Assets for the Years Ended
             December 31, 2009 and 2008                              FSA-4

        Portfolio of Investments
             December 31, 2009                                       FSA-5

        Notes to Financial Statements                                FSA-14

--------------------------------------------------------------------------------

            Report of Independent Registered Public Accounting Firm


To the Board of Directors of
AXA Equitable Life Insurance Company
and Contractowners of Separate Account No. 4 of AXA Equitable Life Insurance Company:


In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of Separate Account No. 4 (Pooled) of AXA Equitable Life Insurance Company ("AXA Equitable") at December 31, 2009, and the results of its operations and the changes in its net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of AXA Equitable's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
April 19, 2010

                                     FSA-1

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY



Statement of Assets and Liabilities
DECEMBER 31, 2009
--------------------------------------------------------------------------------

ASSETS:
Investments (Notes 2 and 3):
   Common stocks -- at value (cost: $58,703,875)......................$76,343,853
   Short-term debt securities -- at value (amortized cost: $342,294)..    342,294
Cash.................................................................     100,000
Receivable for investment securities sold............................      35,151
Interest and dividends receivable....................................      88,684
--------------------------------------------------------------------- -----------
Total assets.........................................................  76,909,982
--------------------------------------------------------------------- -----------
LIABILITIES:
Due to AXA Equitable's General Account...............................     379,102
Due to custodian.....................................................      51,770
Accrued expenses.....................................................     194,918
--------------------------------------------------------------------- -----------
Total liabilities....................................................     625,790
--------------------------------------------------------------------- -----------
NET ASSETS........................................................... $76,284,192
===================================================================== ===========
Amount retained by AXA Equitable in Separate Account No. 4........... $ 2,371,263
Net assets attributable to contract owners...........................  46,469,829
Net assets allocated to contracts in payout period...................  27,443,100
--------------------------------------------------------------------- -----------
NET ASSETS........................................................... $76,284,192
===================================================================== ===========

                       Units Outstanding    Unit Values
                      ------------------- --------------
 Institutional........        5,527       $ 7,590.76
 RIA..................        6,051          704.77
 MRP..................       99,998          277.66
 EPP..................        3,150          731.27

The accompanying notes are an integral part of these financial statements.

                                     FSA-2

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY



Statement of Operations
YEAR ENDED DECEMBER 31, 2009
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 2):
Dividends (net of foreign taxes withheld of $2,366).................. $  1,158,131
Interest.............................................................          235
--------------------------------------------------------------------- ------------
Total investment income..............................................    1,158,366
--------------------------------------------------------------------- ------------
EXPENSES (NOTE 6):
Investment management fees...........................................      (75,657)
Operating and expense charges........................................     (366,726)
--------------------------------------------------------------------- ------------
Total expenses.......................................................     (442,383)
--------------------------------------------------------------------- ------------
Net investment income................................................      715,983
--------------------------------------------------------------------- ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 2):
Realized loss from security and foreign currency transactions........   (8,236,908)
Change in unrealized appreciation/depreciation of investments........   30,242,854
--------------------------------------------------------------------- ------------
Net realized and unrealized gain on investments......................   22,005,946
--------------------------------------------------------------------- ------------
NET INCREASE IN NET ASSETS ATTRIBUTABLE TO OPERATIONS................ $ 22,721,929
===================================================================== ============

The accompanying notes are an integral part of these financial statements.

                                     FSA-3

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY



Statements of Changes in Net Assets
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         YEAR ENDED
                                                                                            DECEMBER 31, 2009   DECEMBER 31, 2008
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income.....................................................................    $     715,983      $      658,663
Net realized loss on investments and foreign currency transactions........................       (8,236,908)         (5,160,027)
Change in unrealized appreciation/depreciation of investments.............................       30,242,854        (108,135,363)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets attributable to operations..........................       22,721,929        (112,636,727)
-----------------------------------------------------------------------------------------------------------------------------------
FROM CONTRIBUTIONS AND WITHDRAWALS:
Contributions.............................................................................        5,310,284          19,004,561
Withdrawals...............................................................................      (17,293,999)       (372,363,828)
Asset management fees (Note 6)............................................................          (50,351)           (513,538)
Administrative fees (Note 6)..............................................................          (79,593)           (129,063)
-----------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets attributable to contributions and withdrawals..................      (12,113,659)       (354,001,868)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets attributable to AXA Equitable's transactions........               --               4,204
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS.........................................................       10,608,270        (466,634,391)
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- BEGINNING OF PERIOD.......       65,675,922         532,310,313
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- END OF PERIOD.............    $  76,284,192      $   65,675,922
====================================================================================================================================

The accompanying notes are an integral part of these financial statements.

                                     FSA-4

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY



Portfolio of Investments -- December 31, 2009
--------------------------------------------------------------------------------

COMPANY                                           SHARES        U.S. $ VALUE
--------------------------------------------------------------------------------
COMMON STOCKS - 100.1%
INFORMATION TECHNOLOGY - 33.2%
COMMUNICATIONS EQUIPMENT - 4.3%
Brocade Communications Systems,
    Inc. (a)..............................         2,000       $   15,260
Ciena Corp. (a)...........................           100            1,084
Cisco Systems, Inc. (a)...................        78,700        1,884,078
F5 Networks, Inc. (a).....................         1,050           55,629
Harris Corp...............................         1,400           66,570
JDS Uniphase Corp. (a)....................         1,450           11,963
Juniper Networks, Inc. (a)................         7,110          189,624
Motorola, Inc. (a)........................         2,000           15,520
QUALCOMM, Inc.............................        22,570        1,044,088
                                                               ----------
                                                                3,283,816
                                                               ----------
COMPUTERS & PERIPHERALS - 9.4%
Apple, Inc. (a)...........................        12,201        2,572,703
Dell, Inc. (a)............................        23,350          335,306
Diebold, Inc..............................           750           21,337
EMC Corp. (a).............................         2,850           49,789
Hewlett-Packard Co........................        25,250        1,300,627
International Business Machines
    Corp..................................        18,050        2,362,745
NCR Corp. (a).............................         2,150           23,929
NetApp, Inc. (a)..........................         4,550          156,475
QLogic Corp. (a)..........................         1,600           30,192
SanDisk Corp. (a).........................         1,450           42,036
Seagate Technology........................         6,000          109,140
Teradata Corp. (a)........................         1,900           59,717
Western Digital Corp. (a).................         2,750          121,413
                                                               ----------
                                                                7,185,409
                                                               ----------
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 1.1%
Agilent Technologies, Inc. (a)............         4,650          144,476
Amphenol Corp.-Class A....................         2,350          108,523
Arrow Electronics, Inc. (a)...............           650           19,247
Avnet, Inc. (a)...........................           650           19,604
AVX Corp..................................           100            1,267
Corning, Inc..............................        18,100          349,511
Dolby Laboratories, Inc.-Class A (a).....            700           33,411
Flir Systems, Inc. (a)....................         2,050           67,076
Itron, Inc. (a)...........................           500           33,785
Jabil Circuit, Inc........................         1,250           21,712
Molex, Inc................................           150            3,232
National Instruments Corp.................           750           22,088
Trimble Navigation Ltd. (a)...............         1,600           40,320
Vishay Intertechnology, Inc. (a)..........           500            4,175
                                                               ----------
                                                                  868,427
                                                               ----------
INTERNET SOFTWARE & SERVICES - 3.4%
Akamai Technologies, Inc. (a).............         2,350           59,525
Ebay, Inc. (a)............................         3,550           83,567
Equinix, Inc. (a).........................           550           58,382

--------------------------------------------------------------------------------
COMPANY                                           SHARES       U.S. $ VALUE
--------------------------------------------------------------------------------
Google, Inc.-Class A (a)..................         3,270       $2,027,335
IAC/InterActiveCorp. (a)..................           550           11,264
Sohu.com, Inc. (a)........................           400           22,912
VeriSign, Inc. (a)........................         2,600           63,024
WebMD Health Corp.-Class A (a)............           722           27,790
Yahoo!, Inc. (a)..........................        15,150          254,217
                                                               ----------
                                                                2,608,016
                                                               ----------
IT SERVICES - 3.0%
Affiliated Computer Services, Inc.-
    Class A (a)...........................           750           44,768
Alliance Data Systems Corp. (a)...........           750           48,443
Amdocs Ltd. (a)...........................           350            9,986
Automatic Data Processing, Inc............         6,850          293,317
Broadridge Financial Solutions, Inc......          1,150           25,944
Cognizant Technology Solutions
    Corp.-Class A (a).....................         4,000          181,200
Convergys Corp. (a).......................           150            1,612
DST Systems, Inc. (a).....................           450           19,597
Fidelity National Information
    Services, Inc.........................         2,737           64,155
Fiserv, Inc. (a)..........................         2,150          104,232
Genpact Ltd. (a)..........................           850           12,665
Global Payments, Inc......................         1,100           59,246
Hewitt Associates, Inc.-Class A (a).......         1,150           48,599
Lender Processing Services, Inc...........         1,300           52,858
Mastercard, Inc.-Class A..................         1,200          307,176
NeuStar, Inc.-Class A (a).................           950           21,888
Paychex, Inc..............................         4,400          134,816
SAIC, Inc. (a)............................         3,980           75,381
Total System Services, Inc................         1,550           26,768
Visa, Inc.-Class A........................         6,150          537,879
The Western Union Co.-Class W.............         9,550          180,018
                                                               ----------
                                                                2,250,548
                                                               ----------
OFFICE ELECTRONICS - 0.0%
Zebra Technologies Corp.-
    Class A (a)...........................           700           19,852
                                                               ----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.9%
Advanced Micro Devices, Inc. (a)..........         4,000           38,720
Altera Corp...............................         4,000           90,520
Analog Devices, Inc.......................         3,950          124,741
Broadcom Corp.-Class A (a)................         6,700          210,715
Cree, Inc. (a)............................         1,400           78,918
Cypress Semiconductor Corp. (a)...........         1,900           20,064
Integrated Device Technology,
    Inc. (a)..............................           450            2,911
Intel Corp................................        46,990          958,596
International Rectifier Corp. (a).........           400            8,848
Intersil Corp.-Class A....................           800           12,272
Lam Research Corp. (a)....................         1,700           66,657
Linear Technology Corp....................         3,000           91,620

                                      FSA-5

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY



Portfolio of Investments -- December 31, 2009 (Continued)

--------------------------------------------------------------------------------
COMPANY                                          SHARES         U.S. $ VALUE
----------------------------------------- ------------------- ---------------
Marvell Technology Group Ltd. (a)........         6,300       $  130,725
Maxim Integrated Products, Inc...........         3,450           70,035
MEMC Electronic Materials, Inc. (a).....          3,050           41,541
Microchip Technology, Inc................         2,250           65,385
Micron Technology, Inc. (a)..............         2,000           21,120
National Semiconductor Corp..............         3,100           47,616
Novellus Systems, Inc. (a)...............           800           18,672
Nvidia Corp. (a).........................         7,450          139,166
ON Semiconductor Corp. (a)...............         5,700           50,217
Rambus, Inc. (a).........................         1,400           34,160
Silicon Laboratories, Inc. (a)...........           600           29,004
Teradyne, Inc. (a).......................         2,350           25,216
Texas Instruments, Inc...................        17,350          452,141
Varian Semiconductor Equipment
    (a)..................................         1,000           35,880
Xilinx, Inc..............................         3,700           92,722
                                                              ----------
                                                               2,958,182
                                                              ----------
SOFTWARE - 8.1%
Activision Blizzard, Inc. (a)............         4,400           48,884
Adobe Systems, Inc. (a)..................         7,160          263,345
Ansys, Inc. (a)..........................         1,200           52,152
Autodesk, Inc. (a).......................         2,100           53,361
BMC Software, Inc. (a)...................         2,500          100,250
CA, Inc..................................         4,100           92,086
Cadence Design Systems, Inc. (a).........         3,550           21,265
Citrix Systems, Inc. (a).................         2,450          101,944
Electronic Arts, Inc. (a)................         4,400           78,100
Factset Research Systems, Inc............           600           39,522
Intuit, Inc. (a).........................         4,400          135,124
McAfee, Inc. (a).........................         2,100           85,197
MICROS Systems, Inc. (a).................         1,100           34,133
Microsoft Corp...........................       105,200        3,207,548
Novell, Inc. (a).........................         2,100            8,715
Nuance Communications, Inc. (a)..........         2,750           42,735
Oracle Corp..............................        52,150        1,279,761
Red Hat, Inc. (a)........................         2,550           78,795
Rovi Corp. (a)...........................           950           30,276
Salesforce.com, Inc. (a).................         1,500          110,655
Sybase, Inc. (a).........................         1,150           49,910
Symantec Corp. (a).......................        11,200          200,368
Synopsys, Inc. (a).......................         1,200           26,736
VMware, Inc.-Class A (a).................           700           29,666
                                                              ----------
                                                               6,170,528
                                                              ----------
                                                              25,344,778
                                                              ----------
HEALTH CARE - 15.9%
Biotechnology - 3.3%
Abraxis Bioscience, Inc. (a).............           100            4,055
Alexion Pharmaceuticals, Inc. (a)........         1,200           58,584
Amgen, Inc. (a)..........................        13,800          780,666
Amylin Pharmaceuticals, Inc. (a).........         1,900           26,961

--------------------------------------------------------------------------------
COMPANY                                          SHARES       U.S. $ VALUE
--------------------------------------------------------------------------------
Biogen Idec, Inc. (a)....................         3,950       $  211,325
BioMarin Pharmaceutical, Inc. (a)........         1,350           25,394
Celgene Corp. (a)........................         6,300          350,784
Cephalon, Inc. (a).......................         1,000           62,410
Dendreon Corp. (a).......................         1,550           40,734
Genzyme Corp. (a)........................         3,700          181,337
Gilead Sciences, Inc. (a)................        12,390          536,239
Myriad Genetics, Inc. (a)................         1,300           33,930
OSI Pharmaceuticals, Inc. (a)............           800           24,824
Talecris Biotherapeutics (a).............           600           13,362
United Therapeutics Corp. (a)............           650           34,222
Vertex Pharmaceuticals, Inc. (a).........         2,650          113,553
                                                              ----------
                                                               2,498,380
                                                              ----------
HEALTH CARE EQUIPMENT & SUPPLIES - 3.6%
Baxter International, Inc................         8,250          484,110
Beckman Coulter, Inc.....................           950           62,168
Becton Dickinson & Co....................         3,300          260,238
Boston Scientific Corp. (a)..............         7,300           65,700
CR Bard, Inc.............................         1,350          105,165
Dentsply International, Inc..............         2,000           70,340
Edwards Lifesciences Corp. (a)...........           800           69,480
Gen-Probe, Inc. (a)......................           700           30,030
Hill-Rom Holdings, Inc...................           300            7,197
Hologic, Inc. (a)........................           300            4,350
Hospira, Inc. (a)........................         2,200          112,200
Idexx Laboratories, Inc. (a).............           800           42,752
Intuitive Surgical, Inc. (a).............           550          166,826
Inverness Medical Innovations,
    Inc. (a).............................           500           20,755
Kinetic Concepts, Inc. (a)...............           300           11,295
Medtronic, Inc...........................        15,250          670,695
Resmed, Inc. (a).........................         1,050           54,883
St. Jude Medical, Inc. (a)...............         4,700          172,866
Stryker Corp.............................         4,600          231,702
Teleflex, Inc............................           250           13,473
Varian Medical Systems, Inc. (a).........         1,700           79,645
                                                              ----------
                                                               2,735,870
                                                              ----------
HEALTH CARE PROVIDERS & SERVICES - 2.2%
Aetna, Inc...............................         1,300           41,210
AmerisourceBergen Corp.-Class A..........         3,600           93,852
Cigna Corp...............................           250            8,818
Community Health Systems, Inc. (a)                  600           21,360
Coventry Health Care, Inc. (a)...........           550           13,359
DaVita, Inc. (a).........................         1,400           82,236
Emdeon, Inc. (a).........................           250            3,812
Express Scripts, Inc.-Class A (a)........         3,750          324,187
Health Management Associates,
    Inc.-Class A (a).....................         3,350           24,354
Henry Schein, Inc. (a)...................         1,250           65,750
Humana, Inc. (a).........................           850           37,307

                                      FSA-6

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY



Portfolio of Investments -- December 31, 2009 (Continued)

--------------------------------------------------------------------------------
COMPANY                                             SHARES      U.S. $ VALUE
--------------------------------------------------------------------------------
Laboratory Corp. of America
    Holdings (a)............................         1,500       $  112,260
Lincare Holdings, Inc. (a)..................           750           27,840
McKesson Corp...............................         1,800          112,500
Medco Health Solutions, Inc. (a)............         6,600          421,806
Mednax, Inc. (a)............................           200           12,024
Omnicare, Inc...............................           650           15,724
Patterson Cos, Inc. (a).....................         1,350           37,773
Quest Diagnostics, Inc......................         2,150          129,817
Tenet Healthcare Corp. (a)..................         4,400           23,716
Universal Health Services, Inc.-
    Class B.................................           100            3,050
VCA Antech, Inc. (a)........................         1,150           28,658
WellPoint, Inc. (a).........................           450           26,231
                                                                 ----------
                                                                  1,667,644
                                                                 ----------
HEALTH CARE TECHNOLOGY - 0.1%
Allscripts-Misys Healthcare
    Solutions, Inc. (a).....................           850           17,196
Cerner Corp. (a)............................           950           78,318
IMS Health, Inc.............................           550           11,583
                                                                 ----------
                                                                    107,097
                                                                 ----------
LIFE SCIENCES TOOLS & SERVICES - 0.7%
Bio-Rad Laboratories, Inc.-
    Class A (a).............................           300           28,938
Charles River Laboratories
    International, Inc. (a).................           600           20,214
Covance, Inc. (a)...........................           900           49,113
Illumina, Inc. (a)..........................         1,650           50,572
Life Technologies Corp. (a).................         2,100          109,683
Mettler Toledo International, Inc. (a).....            450           47,245
Millipore Corp. (a).........................           750           54,263
PerkinElmer, Inc............................           300            6,177
Pharmaceutical Product
    Development, Inc........................         1,400           32,816
Techne Corp.................................           500           34,280
Thermo Fisher Scientific, Inc. (a)..........           450           21,461
Waters Corp. (a)............................         1,300           80,548
                                                                 ----------
                                                                    535,310
                                                                 ----------
PHARMACEUTICALS - 6.0%
Abbott Laboratories.........................        21,080        1,138,109
Allergan, Inc...............................         4,150          261,492
Bristol-Myers Squibb Co.....................        12,950          326,988
Eli Lilly & Co..............................         7,250          258,897
Johnson & Johnson...........................        29,100        1,874,331
Merck & Co., Inc............................        16,080          587,563
Mylan, Inc. (a).............................         2,950           54,368
Perrigo Co..................................         1,100           43,824
Valeant Pharmaceuticals
    International (a).......................           900           28,611
                                                                 ----------
                                                                  4,574,183
                                                                 ----------
                                                                 12,118,484
                                                                 ----------

--------------------------------------------------------------------------------
COMPANY                                             SHARES      U.S. $ VALUE
--------------------------------------------------------------------------------
CONSUMER STAPLES - 15.8%
BEVERAGES - 3.9%
Brown-Forman Corp.-Class B..................         1,000       $   53,570
The Coca-Cola Co............................        24,850        1,416,450
Coca-Cola Enterprises, Inc..................         3,550           75,260
Hansen Natural Corp. (a)....................           950           36,480
Molson Coors Brewing Co.-Class B...........            100            4,516
Pepsi Bottling Group, Inc...................         1,550           58,125
Pepsico, Inc................................        21,250        1,292,000
                                                                 ----------
                                                                  2,936,401
                                                                 ----------
FOOD & STAPLES RETAILING - 4.0%
BJ's Wholesale Club, Inc. (a)...............           100            3,271
Costco Wholesale Corp.......................         5,950          352,061
CVS Caremark Corp...........................         6,050          194,871
The Kroger Co...............................         7,500          153,975
Sysco Corp..................................         8,050          224,917
Walgreen Co.................................        13,550          497,556
Wal-Mart Stores, Inc........................        30,200        1,614,190
Whole Foods Market, Inc. (a)................         1,250           34,312
                                                                 ----------
                                                                  3,075,153
                                                                 ----------
FOOD PRODUCTS - 1.2%
Archer-Daniels-Midland Co...................         4,900          153,419
Campbell Soup Co............................         1,800           60,840
Dean Foods Co. (a)..........................         2,450           44,198
Flowers Foods, Inc..........................           850           20,196
General Mills, Inc..........................         1,850          130,998
Green Mountain Coffee Roasters,
    Inc. (a)................................           500           40,735
Hershey Co..................................         1,200           42,948
HJ Heinz Co.................................         3,500          149,660
Hormel Foods Corp...........................           100            3,845
Kellogg Co..................................         3,500          186,200
McCormick & Co., Inc........................         1,750           63,228
Sara Lee Corp...............................         2,350           28,623
Smithfield Foods, Inc. (a)..................           100            1,519
                                                                 ----------
                                                                    926,409
                                                                 ----------
HOUSEHOLD PRODUCTS - 3.5%
Church & Dwight Co., Inc....................           950           57,427
Clorox Co...................................         1,700          103,700
Colgate-Palmolive Co........................         6,850          562,727
Energizer Holdings, Inc. (a)................           800           49,024
Kimberly-Clark Corp.........................         4,950          315,365
Procter & Gamble Co.........................        26,050        1,579,412
                                                                 ----------
                                                                  2,667,655
                                                                 ----------
PERSONAL PRODUCTS - 0.5%
Alberto-Culver Co.-Class B..................           950           27,826
Avon Products, Inc..........................         5,800          182,700
The Estee Lauder Cos., Inc.-Class A                  1,500           72,540
Herbalife Ltd...............................           850           34,484

                                      FSA-7

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY



Portfolio of Investments -- December 31, 2009 (Continued)

--------------------------------------------------------------------------------
COMPANY                                           SHARES       U.S. $ VALUE
--------------------------------------------------------------------------------
Mead Johnson Nutrition Co.-Class A                 1,450       $   63,365
NBTY, Inc. (a)............................           500           21,770
                                                               ----------
                                                                  402,685
                                                               ----------
TOBACCO - 2.7%
Altria Group, Inc.........................        28,200          553,566
Lorillard, Inc............................         2,050          164,472
Philip Morris International, Inc..........        26,800        1,291,492
                                                               ----------
                                                                2,009,530
                                                               ----------
                                                               12,017,833
                                                               ----------
CONSUMER DISCRETIONARY - 10.5%
AUTO COMPONENTS - 0.4%
BorgWarner, Inc...........................         1,450           48,169
Federal Mogul Corp. (a)...................            50              865
Gentex Corp...............................         1,850           33,022
The Goodyear Tire & Rubber Co. (a).......          3,300           46,530
Johnson Controls, Inc.....................         5,050          137,562
TRW Automotive Holdings Corp. (a)........            150            3,582
WABCO Holdings, Inc.......................           750           19,343
                                                               ----------
                                                                  289,073
                                                               ----------
AUTOMOBILES - 0.0%
Thor Industries, Inc......................           250            7,850
                                                               ----------
DISTRIBUTORS - 0.1%
LKQ Corp. (a).............................         1,900           37,221
                                                               ----------
DIVERSIFIED CONSUMER SERVICES - 0.5%
Apollo Group, Inc.-Class A (a)............         1,800          109,044
Brink's Home Security Holdings,
    Inc. (a)..............................           600           19,584
Career Education Corp. (a)................           850           19,814
DeVry, Inc................................           850           48,220
Education Management Corp. (a)............           200            4,402
H&R Block, Inc............................         4,600          104,052
Hillenbrand, Inc..........................           300            5,652
ITT Educational Services, Inc. (a)........           550           52,778
Strayer Education, Inc....................           210           44,623
Weight Watchers International, Inc.......             50            1,458
                                                               ----------
                                                                  409,627
                                                               ----------
HOTELS, RESTAURANTS & LEISURE - 2.5%
Brinker International, Inc................         1,350           20,142
Burger King Holdings, Inc.................         1,450           27,289
Carnival Corp. (a)........................         2,700           85,563
Chipotle Mexican Grill, Inc.-Class A
    (a)...................................           450           39,672
Choice Hotels International, Inc..........           100            3,166
Darden Restaurants, Inc...................         1,850           64,879
Hyatt Hotels Corp. (a)....................           400           11,924
International Game Technology.............         3,350           62,879
Las Vegas Sands Corp. (a).................         3,050           45,567
Marriott International, Inc.-Class A......         1,928           52,538
McDonald's Corp...........................        15,050          939,722

--------------------------------------------------------------------------------
COMPANY                                           SHARES       U.S. $ VALUE
--------------------------------------------------------------------------------
MGM Mirage (a)............................         1,200       $   10,944
Panera Bread Co.-Class A (a)..............           400           26,788
Royal Caribbean Cruises Ltd. (a)..........           550           13,904
Scientific Games Corp.-Class A (a)........           850           12,368
Starbucks Corp. (a).......................        10,000          230,600
Starwood Hotels & Resorts
    Worldwide, Inc........................           400           14,628
Wendy's/Arby's Group, Inc.-Class A                 2,000            9,380
WMS Industries, Inc. (a)..................           700           28,000
Wyndham Worldwide Corp....................         1,050           21,179
Yum! Brands, Inc..........................         6,300          220,311
                                                               ----------
                                                                1,941,443
                                                               ----------
HOUSEHOLD DURABLES - 0.2%
Garmin Ltd................................         1,250           38,375
Harman International Industries, Inc.                550           19,404
KB Home...................................            50              684
Leggett & Platt, Inc......................         1,300           26,520
MDC Holdings, Inc.........................           200            6,208
Newell Rubbermaid, Inc....................           600            9,006
NVR, Inc. (a).............................            50           35,536
Pulte Homes, Inc. (a).....................           450            4,500
                                                               ----------
                                                                  140,233
                                                               ----------
INTERNET & CATALOG RETAIL - 1.1%
Amazon.Com, Inc. (a)......................         4,500          605,340
Expedia, Inc. (a).........................         2,250           57,848
NetFlix, Inc. (a).........................           550           30,327
priceline.com, Inc. (a)...................           600          131,100
                                                               ----------
                                                                  824,615
                                                               ----------
LEISURE EQUIPMENT & PRODUCTS - 0.1%
Hasbro, Inc...............................         1,000           32,060
Mattel, Inc...............................         3,750           74,925
                                                               ----------
                                                                  106,985
                                                               ----------
MEDIA - 1.0%
Comcast Corp.-Class A.....................         2,900           48,894
CTC Media, Inc. (a).......................           450            6,705
DIRECTV (a)...............................         6,250          208,437
Discovery Communications, Inc.-
    Class C (a)...........................         3,550           94,146
Interactive Data Corp.....................           200            5,060
John Wiley & Sons, Inc.-Class A...........           550           23,034
The McGraw-Hill Cos, Inc..................         4,300          144,093
Morningstar, Inc. (a).....................           250           12,085
New York Times Co.-Class A (a)............            50              618
Omnicom Group, Inc........................         4,250          166,388
Regal Entertainment Group-Class A                    550            7,942
Scripps Networks Interactive, Inc.-
    Class A...............................           700           29,050
Warner Music Group Corp. (a)..............            50              283
                                                               ----------
                                                                  746,735
                                                               ----------

                                      FSA-8

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY



Portfolio of Investments -- December 31, 2009 (Continued)

--------------------------------------------------------------------------------
COMPANY                                           SHARES      U.S. $ VALUE
--------------------------------------------------------------------------------
MULTILINE RETAIL - 1.2%
Big Lots, Inc. (a)........................           100       $   2,898
Dollar General Corp. (a)..................           300           6,729
Dollar Tree, Inc. (a).....................         1,250          60,375
Family Dollar Stores, Inc.................         1,900          52,877
Kohl's Corp. (a)..........................         3,900         210,327
Nordstrom, Inc............................         2,250          84,555
Target Corp...............................        10,250         495,792
                                                               ---------
                                                                 913,553
                                                               ---------
SPECIALTY RETAIL - 2.6%
Aaron's, Inc..............................           650          18,025
Abercrombie & Fitch Co.-Class A...........           600          20,910
Advance Auto Parts, Inc...................         1,300          52,624
Aeropostale, Inc. (a).....................           900          30,645
American Eagle Outfitters, Inc............         2,300          39,054
AutoNation, Inc. (a)......................            50             958
Autozone, Inc. (a)........................           400          63,228
Barnes & Noble, Inc.......................           100           1,907
Bed Bath & Beyond, Inc. (a)...............         3,550         137,137
Best Buy Co., Inc.........................         4,600         181,516
Carmax, Inc. (a)..........................         2,100          50,925
Chico's FAS, Inc. (a).....................         2,250          31,612
Dick's Sporting Goods, Inc. (a)...........         1,150          28,600
Foot Locker, Inc..........................           900          10,026
GameStop Corp.-Class A (a)................         1,950          42,783
The Gap, Inc..............................         5,800         121,510
Guess?, Inc...............................           800          33,840
Home Depot, Inc...........................         1,550          44,841
Limited Brands, Inc.......................         2,400          46,176
Lowe's Cos, Inc...........................         6,300         147,357
Office Depot, Inc. (a)....................           650           4,192
O'Reilly Automotive, Inc. (a).............         1,850          70,522
Penske Auto Group, Inc. (a)...............           150           2,277
PetSmart, Inc.............................         1,700          45,373
RadioShack Corp...........................           200           3,900
Ross Stores, Inc..........................         1,750          74,742
The Sherwin-Williams Co...................         1,150          70,897
Staples, Inc..............................         9,750         239,753
Tiffany & Co..............................         1,550          66,650
TJX Cos, Inc..............................         5,650         206,508
Urban Outfitters, Inc. (a)................         1,750          61,233
Williams-Sonoma, Inc......................           500          10,390
                                                               ---------
                                                               1,960,111
                                                               ---------
TEXTILES, APPAREL & LUXURY GOODS - 0.8%
Coach, Inc................................         4,350         158,905
Hanesbrands, Inc. (a).....................         1,250          30,137
Nike, Inc.-Class B........................         4,950         327,047
Phillips-Van Heusen Corp..................           450          18,306
Polo Ralph Lauren Corp.-Class A...........           700          56,686

--------------------------------------------------------------------------------
COMPANY                                           SHARES      U.S. $ VALUE
--------------------------------------------------------------------------------
VF Corp...................................           300       $  21,972
                                                               ---------
                                                                 613,053
                                                               ---------
                                                               7,990,499
                                                               ---------
INDUSTRIALS - 10.2%
AEROSPACE & DEFENSE - 3.0%
Alliant Techsystems, Inc. (a).............           450          39,722
BE Aerospace, Inc. (a)....................           600          14,100
Boeing Co.................................           800          43,304
General Dynamics Corp.....................           450          30,676
Goodrich BF Company.......................         1,700         109,225
Honeywell International, Inc..............        10,150         397,880
ITT Corp..................................           250          12,435
Lockheed Martin Corp......................         4,350         327,772
Northrop Grumman Corp.....................           550          30,717
Precision Castparts Corp..................         1,950         215,183
Raytheon Co...............................         4,150         213,808
Rockwell Collins, Inc.....................         2,150         119,024
Spirit Aerosystems Holdings, Inc.-
    Class A (a)...........................           450           8,937
TransDigm Group, Inc......................           550          26,120
United Technologies Corp..................        10,500         728,805
                                                               ---------
                                                               2,317,708
                                                               ---------
AIR FREIGHT & LOGISTICS - 1.1%
CH Robinson Worldwide, Inc................         2,300         135,079
Expeditors International of
    Washington, Inc.......................         2,900         100,717
United Parcel Service, Inc.-Class B......          9,450         542,147
UTI Worldwide, Inc........................         1,250          17,900
                                                               ---------
                                                                 795,843
                                                               ---------
AIRLINES - 0.3%
AMR Corp. (a).............................         4,500          34,785
Continental Airlines, Inc.-Class B (a)             1,850          33,152
Copa Holdings Sa-class A-Class A..........           400          21,788
Delta Air Lines, Inc. (a).................        10,500         119,490
Southwest Airlines Co.....................         3,150          36,004
                                                               ---------
                                                                 245,219
                                                               ---------
BUILDING PRODUCTS - 0.1%
Armstrong World Industries, Inc. (a).....            100           3,893
Lennox International, Inc.................           650          25,376
Masco Corp................................         2,300          31,763
Owens Corning (a).........................           500          12,820
                                                               ---------
                                                                  73,852
                                                               ---------
COMMERCIAL SERVICES & SUPPLIES - 0.6%
Avery Dennison Corp.......................           300          10,947
The Brink's Co............................           600          14,604
Cintas Corp...............................           300           7,815
Copart, Inc. (a)..........................           900          32,967
Corrections Corp. of America (a)..........           150           3,682
Iron Mountain, Inc. (a)...................         2,450          55,762

                                      FSA-9

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY



Portfolio of Investments -- December 31, 2009 (Continued)

--------------------------------------------------------------------------------
COMPANY                                            SHARES      U.S. $ VALUE
--------------------------------------------------------------------------------
Republic Services, Inc.-Class A............         1,400       $  39,634
RR Donnelley & Sons Co.....................           700          15,589
Stericycle, Inc. (a).......................         1,150          63,446
Waste Connections, Inc. (a)................           800          26,656
Waste Management, Inc......................         6,000         202,860
                                                                ---------
                                                                  473,962
                                                                ---------
CONSTRUCTION & ENGINEERING - 0.3%
Aecom Technology Corp. (a).................         1,250          34,375
Fluor Corp.................................         2,450         110,348
Jacobs Engineering Group, Inc. (a).........         1,680          63,185
Shaw Group, Inc. (a).......................           900          25,875
URS Corp. (a)..............................           150           6,678
                                                                ---------
                                                                  240,461
                                                                ---------
ELECTRICAL EQUIPMENT - 0.9%
A123 Systems, Inc. (a).....................           200           4,488
Ametek, Inc................................         1,435          54,874
Emerson Electric Co........................        10,250         436,650
First Solar, Inc. (a)......................           700          94,780
Hubbell, Inc.-Class B......................           100           4,730
Rockwell Automation, Inc...................           200           9,396
Roper Industries, Inc......................         1,050          54,989
Sunpower Corp.-Class A (a).................         1,300          30,784
Thomas & Betts Corp. (a)...................           200           7,158
                                                                ---------
                                                                  697,849
                                                                ---------
INDUSTRIAL CONGLOMERATES - 1.1%
3M Co......................................         9,500         785,365
Carlisle Cos, Inc..........................           200           6,852
McDermott International, Inc. (a)..........         3,100          74,431
                                                                ---------
                                                                  866,648
                                                                ---------
MACHINERY - 1.6%
Bucyrus International, Inc.-Class A........           250          14,093
Caterpillar, Inc...........................         4,100         233,659
Crane Co...................................           350          10,717
Cummins, Inc...............................           900          41,274
Danaher Corp...............................         2,190         164,688
Deere & Co.................................         1,450          78,430
Donaldson Co., Inc.........................         1,050          44,667
Dover Corp.................................         1,800          74,898
Flowserve Corp.............................           800          75,624
Graco, Inc.................................           350           9,999
Harsco Corp................................           800          25,784
IDEX Corp..................................           650          20,247
Joy Global, Inc............................         1,250          64,488
Navistar International Corp. (a)...........           850          32,853
PACCAR, Inc................................         4,600         166,842
Pall Corp..................................         1,600          57,920
Pentair, Inc...............................           350          11,305
Snap-On, Inc...............................           200           8,452
Toro Co....................................           500          20,905

--------------------------------------------------------------------------------
COMPANY                                            SHARES     U.S. $ VALUE
--------------------------------------------------------------------------------
Valmont Industries, Inc....................           300       $  23,535
Wabtec Corp................................           650          26,546
                                                                ---------
                                                                1,206,926
                                                                ---------
MARINE - 0.0%
Kirby Corp. (a)............................           150           5,225
                                                                ---------
PROFESSIONAL SERVICES - 0.4%
Dun & Bradstreet Corp......................           750          63,277
Equifax, Inc...............................         1,350          41,701
FTI Consulting, Inc. (a)...................           700          33,012
IHS, Inc.-Class A (a)......................           650          35,627
Monster Worldwide, Inc. (a)................         1,000          17,400
Robert Half International, Inc.............         2,050          54,797
Verisk Analytics Inc-cl A (a)..............         1,007          30,492
                                                                ---------
                                                                  276,306
                                                                ---------
ROAD & RAIL - 0.5%
Con-way, Inc...............................           200           6,982
JB Hunt Transport Services, Inc............         1,200          38,724
Kansas City Southern (a)...................           550          18,309
Landstar System, Inc.......................           700          27,139
Norfolk Southern Corp......................           650          34,073
Union Pacific Corp.........................         3,650         233,235
                                                                ---------
                                                                  358,462
                                                                ---------
TRADING COMPANIES & DISTRIBUTORS - 0.3%
Fastenal Co................................         1,800          74,952
GATX Corp..................................           250           7,187
MSC Industrial Direct Co.-Class A..........           600          28,200
WESCO International, Inc. (a)..............           300           8,103
WW Grainger, Inc...........................           850          82,306
                                                                ---------
                                                                  200,748
                                                                ---------
                                                                7,759,209
                                                                ---------
FINANCIALS - 5.0%
CAPITAL MARKETS - 2.1%
Affiliated Managers Group, Inc. (a)........           550          37,043
Ameriprise Financial, Inc..................           250           9,705
Bank of New York Mellon Corp...............         3,350          93,700
BlackRock, Inc.-Class A....................           200          46,440
The Charles Schwab Corp....................        12,960         243,907
Eaton Vance Corp...........................         1,600          48,656
Federated Investors, Inc.-Class B..........         1,100          30,250
Franklin Resources, Inc....................           950         100,082
The Goldman Sachs Group, Inc...............           450          75,978
Greenhill & Co., Inc.......................           300          24,072
Invesco Ltd................................           450          10,570
Investment Technology Group,
    Inc. (a)...............................            50             985
Janus Capital Group, Inc...................         2,150          28,917
Jefferies Group, Inc. (a)..................         1,200          28,476
Lazard Ltd.-Class A........................         1,050          39,869
Morgan Stanley.............................         4,300         127,280

                                     FSA-10

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY



Portfolio of Investments -- December 31, 2009 (Continued)

--------------------------------------------------------------------------------
COMPANY                                          SHARES     U.S. $ VALUE
--------------------------------------------------------------------------------
Northern Trust Corp......................        3,300        $ 172,920
SEI Investments Co.......................        1,650           28,908
State Street Corp........................        3,600          156,744
T Rowe Price Group, Inc..................        3,500          186,375
TD Ameritrade Holding Corp. (a)..........        3,550           68,799
Waddell & Reed Financial, Inc.-
    Class A..............................        1,150           35,121
                                                              ---------
                                                              1,594,797
                                                              ---------
COMMERCIAL BANKS - 0.4%
BOK Financial Corp.......................          100            4,752
CapitalSource, Inc.......................          500            1,985
Commerce Bancshares, Inc./Kansas
    City MO..............................          315           12,197
Wells Fargo & Co.........................        9,600          259,104
                                                              ---------
                                                                278,038
                                                              ---------
CONSUMER FINANCE - 0.2%
American Express Co......................        2,545          103,123
AmeriCredit Corp. (a)....................          350            6,664
Capital One Financial Corp...............        1,750           67,095
SLM Corp. (a)............................        1,350           15,214
The Student Loan Corp....................           50            2,329
                                                              ---------
                                                                194,425
                                                              ---------
DIVERSIFIED FINANCIAL SERVICES - 0.4%
CME Group, Inc.-Class A..................           50           16,797
GLG Partners, Inc. (a)...................        2,550            8,211
IntercontinentalExchange, Inc. (a).......        1,000          112,300
Leucadia National Corp. (a)..............          900           21,411
Moody's Corp.............................        2,550           68,340
MSCI, Inc.-Class A (a)...................        1,350           42,930
Nasdaq QMX Group, Inc. (a)...............          800           15,856
NYSE Euronext............................          900           22,770
                                                              ---------
                                                                308,615
                                                              ---------
INSURANCE - 1.0%
Aflac, Inc...............................        6,400          296,000
American International Group,
    Inc. (a).............................          635           19,037
Arthur J Gallagher & Co..................        1,250           28,137
Axis Capital Holdings Ltd................          550           15,626
Brown & Brown, Inc.......................        1,150           20,666
CNA Financial Corp. (a)..................          150            3,600
Endurance Specialty Holdings Ltd.........          200            7,446
Erie Indemnity Co.-Class A...............          300           11,706
Fidelity National Financial, Inc.-
    Class A..............................          450            6,057
Genworth Financial, Inc.-Class A (a)             2,800           31,780
The Hanover Insurance Group, Inc........            50            2,221
Lincoln National Corp....................        1,250           31,100
Marsh & McLennan Cos, Inc................          500           11,040
Principal Financial Group, Inc...........        4,200          100,968

--------------------------------------------------------------------------------
COMPANY                                          SHARES     U.S. $ VALUE
--------------------------------------------------------------------------------
The Progressive Corp. (a)................          900        $  16,191
Prudential Financial, Inc................        3,250          161,720
Reinsurance Group of America,
    Inc.-Class A.........................          100            4,765
Validus Holdings Ltd.....................          150            4,041
WR Berkley Corp..........................          600           14,784
                                                              ---------
                                                                786,885
                                                              ---------
REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.7%
Alexandria Real Estate Equities, Inc.              200           12,858
Digital Realty Trust, Inc................        1,050           52,794
Federal Realty Investment Trust..........          100            6,772
HCP, Inc.................................        1,550           47,337
Health Care REIT, Inc....................          800           35,456
Nationwide Health Properties, Inc........        1,150           40,457
Plum Creek Timber Co., Inc. (REIT).......          800           30,208
Public Storage...........................        1,850          150,683
Rayonier, Inc............................          500           21,080
Simon Property Group, Inc................        1,419          113,236
                                                              ---------
                                                                510,881
                                                              ---------
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.1%
CB Richard Ellis Group, Inc.-Class A
    (a)..................................        3,200           43,424
The St Joe Co. (a).......................        1,250           36,113
                                                              ---------
                                                                 79,537
                                                              ---------
THRIFTS & MORTGAGE FINANCE - 0.1%
Capitol Federal Financial................          250            7,865
Hudson City Bancorp, Inc.................        3,500           48,055
TFS Financial Corp.......................          100            1,214
                                                              ---------
                                                                 57,134
                                                              ---------
                                                              3,810,312
                                                              ---------
ENERGY - 4.1%
ENERGY EQUIPMENT & SERVICES - 1.3%
Atwood Oceanics, Inc. (a)................          650           23,303
Cameron International Corp. (a)..........        3,070          128,326
Diamond Offshore Drilling, Inc...........          950           93,499
Dresser-Rand Group, Inc. (a).............        1,100           34,771
Exterran Holdings, Inc. (a)..............          350            7,507
FMC Technologies, Inc. (a)...............        1,700           98,328
Helmerich & Payne, Inc...................          450           17,946
Oceaneering International, Inc. (a)......          750           43,890
Patterson-UTI Energy, Inc................          300            4,605
Pride International, Inc. (a)............        1,100           35,101
Rowan Cos, Inc. (a)......................          250            5,660
Schlumberger Ltd.........................        7,440          484,270
Seahawk Drilling Inc (a).................           73            1,645
Smith International, Inc.................        1,950           52,981
                                                              ---------
                                                              1,031,832
                                                              ---------

                                     FSA-11

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY



Portfolio of Investments -- December 31, 2009 (Continued)

--------------------------------------------------------------------------------
COMPANY                                         SHARES      U.S. $ VALUE
--------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS - 2.8%
Alpha Natural Resources, Inc. (a).......         1,650       $  71,577
CNX Gas Corp. (a).......................           300           8,856
Comstock Resources, Inc. (a)............            50           2,028
Consol Energy, Inc......................         2,450         122,010
Continental Resources, Inc./OK (a)......           200           8,578
El Paso Corp............................         2,650          26,049
EXCO Resources, Inc.....................         1,650          35,029
Exxon Mobil Corp........................        17,170       1,170,822
Forest Oil Corp. (a)....................           550          12,237
Frontier Oil Corp.......................         1,100          13,244
Holly Corp..............................           550          14,097
Mariner Energy, Inc. (a)................         1,200          13,932
Massey Energy Co........................           950          39,910
Peabody Energy Corp.....................         3,650         165,017
PetroHawk Energy Corp. (a)..............         4,100          98,359
Plains Exploration & Production
    Co. (a).............................         1,000          27,660
Quicksilver Resources, Inc. (a).........         1,600          24,016
Range Resources Corp....................           300          14,955
Southwestern Energy Co. (a).............         4,700         226,540
St Mary Land & Exploration Co...........           200           6,848
Teekay Corp.............................           250           5,803
Tesoro Corp.............................           750          10,163
                                                             ---------
                                                             2,117,730
                                                             ---------
                                                             3,149,562
                                                             ---------
MATERIALS - 3.9%
CHEMICALS - 2.5%
Air Products & Chemicals, Inc...........         1,000          81,060
Albemarle Corp..........................            50           1,819
Ashland, Inc............................            50           1,981
Celanese Corp.-Class A..................         1,950          62,595
CF Industries Holdings, Inc.............           550          49,929
E.I. Du Pont de Nemours & Co............         4,050         136,363
Ecolab, Inc.............................         3,250         144,917
FMC Corp................................           850          47,396
International Flavors & Fragrances,
    Inc.................................         1,000          41,140
Intrepid Potash, Inc. (a)...............           500          14,585
Lubrizol Corp...........................           800          58,360
Monsanto Co.............................         7,450         609,037
The Mosaic Co...........................         2,150         128,419
Nalco Holding Co........................         1,850          47,194
Praxair, Inc............................         4,200         337,302
RPM International, Inc..................           900          18,297
The Scotts Miracle-Gro Co.-Class A.....            600          23,586
Sigma-Aldrich Corp......................         1,650          83,375
Terra Industries, Inc...................           950          30,581
Valhi, Inc..............................            50             699
                                                             ---------
                                                             1,918,635
                                                             ---------

--------------------------------------------------------------------------------
COMPANY                                         SHARES      U.S. $ VALUE
--------------------------------------------------------------------------------
CONSTRUCTION MATERIALS - 0.0%
Eagle Materials, Inc....................           600       $  15,630
Martin Marietta Materials, Inc..........           250          22,353
                                                             ---------
                                                                37,983
                                                             ---------
CONTAINERS & PACKAGING - 0.3%
Ball Corp...............................           850          43,945
Crown Holdings, Inc. (a)................         2,150          54,997
Owens-Illinois, Inc. (a)................         1,850          60,809
Packaging Corp. of America..............           100           2,301
Pactiv Corp. (a)........................         1,450          35,003
                                                             ---------
                                                               197,055
                                                             ---------
METALS & MINING - 1.1%
Alcoa, Inc..............................         6,150          99,138
Cliffs Natural Resources, Inc...........           150           6,913
Compass Minerals International,
    Inc.................................           250          16,797
Freeport-McMoRan Copper & Gold,
    Inc. (a)............................         3,400         272,986
Newmont Mining Corp.....................         6,550         309,880
Royal Gold, Inc.........................           150           7,065
Schnitzer Steel Industries, Inc.-
    Class A.............................           250          11,925
Southern Copper Corp....................         1,750          57,593
Walter Energy, Inc......................           750          56,483
                                                             ---------
                                                               838,780
                                                             ---------
                                                             2,992,453
                                                             ---------
UTILITIES - 0.9%
ELECTRIC UTILITIES - 0.4%
Allegheny Energy, Inc...................         1,400          32,872
DPL, Inc................................           200           5,520
Exelon Corp.............................           800          39,096
FPL Group, Inc..........................           750          39,615
ITC Holdings Corp.......................           700          36,463
NV Energy, Inc..........................         1,350          16,713
PPL Corp................................         5,100         164,781
                                                             ---------
                                                               335,060
                                                             ---------
GAS UTILITIES - 0.1%
EQT Corp................................         1,800          79,056
                                                             ---------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.3%
The AES Corp. (a).......................         7,300          97,163
Calpine Corp. (a).......................         2,450          26,950
Constellation Energy Group, Inc.........         2,100          73,857
Ormat Technologies, Inc.................           250           9,460
                                                             ---------
                                                               207,430
                                                             ---------
MULTI-UTILITIES - 0.1%
Centerpoint Energy, Inc.................         4,450          64,569
Integrys Energy Group, Inc..............           200           8,398
                                                             ---------
                                                                72,967
                                                             ---------

                                     FSA-12

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY



Portfolio of Investments -- December 31, 2009 (Concluded)

--------------------------------------------------------------------------------
COMPANY                                        SHARES      U.S. $ VALUE
--------------------------------------------------------------------------------
WATER UTILITIES - 0.0%
American Water Works Co., Inc...........         100        $    2,240
                                                            ----------
                                                               696,753
                                                            ----------
TELECOMMUNICATION SERVICES - 0.6%
DIVERSIFIED TELECOMMUNICATION
    SERVICES - 0.1%
Frontier Communications Corp............       1,850            14,448
tw telecom, Inc. (a)....................       2,000            34,280
Windstream Corp.........................       2,750            30,223
                                                            ----------
                                                                78,951
                                                            ----------
WIRELESS TELECOMMUNICATION SERVICES - 0.5%
American Tower Corp.-Class A (a)........       5,450           235,496
Crown Castle International
    Corp. (a)...........................       1,400            54,656
Leap Wireless International,
    Inc. (a)............................         600            10,530
MetroPCS Communications,
    Inc. (a)............................       3,450            26,323
NII Holdings Inc.-Class B (a)...........         100             3,358
SBA Communications Corp.-Class A
    (a).................................       1,600            54,656
                                                            ----------
                                                               385,019
                                                            ----------
                                                               463,970
                                                            ----------
TOTAL COMMON STOCKS - 100.1%
   (cost $58,703,875)...................                    76,343,853
                                                            ----------

                                             PRINCIPAL
                                              AMOUNT
COMPANY                                        (000)      U.S. $ VALUE
----------------------------------------    ----------  ---------------
SHORT-TERM DEBT SECURITIES - 0.4%
Time Deposit - 0.4%
JPMorgan Nassau
   0.10%, 1/04/10.......................    $342           $   342,294
                                                           -----------
TOTAL SHORT-TERM DEBT SECURITIES - 0.4%
   (amortized cost $342,294)............                       342,294
                                                           -----------
TOTAL INVESTMENTS - 100.5%
   (cost/amortized cost
     $59,046,169).......................                    76,686,147
Other assets less liabilities - (0.5)%                        (401,955)
                                                           -----------
NET ASSETS - 100.0%.....................                   $76,284,192
                                                           ===========

(a) Non-income producing security.

    Glossary:
    REIT - Real Estate Investment Trust

    The accompanying notes are an integral part of these financial statements.

                                     FSA-13

SEPARATE ACCOUNT NO. 4 (POOLED) OF AXA EQUITABLE LIFE INSURANCE COMPANY


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
                                        ----------------------------------------
DECEMBER 31, 2009
--------------------------------------------------------------------------------

1. Organization

   Separate Account No. 4 (Pooled) ("the Fund" or "Account") of AXA Equitable Life Insurance Company ("AXA Equitable"), was established and maintained under New York State Insurance Law. Pursuant to such law, to the extent provided in the applicable contracts, the net assets in the Fund are not chargeable with liabilities arising out any other business of AXA Equitable. These financial statements reflect the financial position and results of operations for Separate Account No. 4. Annuity contracts issued by AXA Equitable for which the Account is the funding vehicle are Retirement Investment Account ("RIA"), Members Retirement Program ("MRP"), and Equi-Pen-Plus ("EPP") (collectively, the Plans). Institutional reflects investments in the Fund by Contractowners of group annuity contracts issued by AXA Equitable. Assets of the Plans and Institutional are invested in a number of investment Funds (available Funds vary by Plan).

   The Contractowners invest in Separate Account No. 4 under the following respective names:

                                    Pooled Separate Account Funds*
                                    ------------------------------
     RIA
     Separate Account No. 4         The AllianceBernstein Common Stock Fund
     MRP
     Separate Account No. 4         The AllianceBernstein Growth Equity Fund
     EPP
     Separate Account No. 4         The AllianceBernstein Common Stock Fund
     Institutional
     Separate Account No. 4         Growth Stock Account

     * As defined in the respective Prospectus of the Plans.

   Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from AXA Equitable's other assets and liabilities. All Contracts are issued by AXA Equitable. The assets of the Account are the property of AXA Equitable. However, the portion of the Account's assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business AXA Equitable may conduct. The excess of assets over reserves and other contract liabilities, if any, in Separate Account No. 4 may be transferred to AXA Equitable's General Account. AXA Equitable's General Account is subject to creditor rights.

   The amount retained by AXA Equitable in Separate Account No. 4 arises principally from (1) contributions from AXA Equitable, (2) expense risk charges accumulated in the account, and (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets attributable to contract owners. Amounts retained by AXA Equitable are not subject to charges for expense risks, asset-based administration charges are distribution charges.

2. Significant Accounting Policies

   The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America
   (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


                                     FSA-14

SEPARATE ACCOUNT NO. 4 (POOLED) OF AXA EQUITABLE LIFE INSURANCE COMPANY


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                        ----------------------------------------
DECEMBER 31, 2009
--------------------------------------------------------------------------------

2. Significant Accounting Policies (Continued)

   Effective April 1, 2009, and as further described in Note 3 of the financial statements, the Accounts implemented the new guidance related to Fair Value Measurements and Disclosures. This modification retains the "exit price" objective of fair value measurement and provides additional guidance for estimating fair value when the volume and level of market activity for the asset or liability have significantly decreased in relation to normal market activity. This guidance also references guidance on distinguishing distressed or forced transactions not determinative of fair value from orderly transactions between market participants under prevailing market conditions. Implementation of the revised guidance did not have an impact on the net assets of the Account.

   Investment securities for Separate Account No. 4 are valued as follows:

   Stocks listed on national securities exchanges and certain over-the-counter issues traded on the National Association of Securities Dealers, Inc. Automated Quotation (NASDAQ) national market system are valued at the last sale price, or, if there is no sale, at the latest available bid price.

   Foreign securities not traded directly, or in American Depositary Receipt
   (ADR) form in the United States, are valued at the last sale price in the local currency on an exchange in the country of origin. Foreign currency is converted into its U.S. dollar equivalent at current exchange rates.

   United States Treasury securities and other obligations issued or guaranteed by the United States Government, its agencies or instrumentalities are valued at representative quoted prices.

   Long-term (i.e., maturing in more than a year) publicly traded corporate bonds are valued at bid prices obtained from a bond pricing service of a major dealer in bonds, when such prices are available; however, in circumstances where AXA Equitable and AllianceBernstein L.P. ("Alliance") deem it appropriate to do so, an over-the-counter or exchange quotation may be used.

   Convertible preferred stocks listed on national securities exchanges are valued at their last sale price or, if there is no sale, at the latest available bid price.

   Convertible bonds and unlisted convertible preferred stocks are valued at bid prices obtained from one or more major dealers in such securities; where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stock.

   Other assets that do not have a readily available market price are valued at fair value as determined in good faith by AXA Equitable's investment officers.

   Short-term debt securities purchased directly by the Fund, that mature in 60 days or less are valued at amortized cost. Short-term debt securities, that mature in more than 60 days are valued at representative quoted prices.

   Investment Transactions:

   Security transactions are recorded on the trade date. Amortized cost of debt securities where applicable is adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date; interest income (including amortization of premium and discount on securities using the effective yield method) is accrued daily. Realized gains and losses on the sale of investments are computed on the basis of the identified cost of the related investments sold.

   Transactions denominated in foreign currencies are recorded at the rate prevailing at the date of such transactions. Asset and liability accounts that are denominated in a foreign currency are adjusted to reflect the


                                     FSA-15

SEPARATE ACCOUNT NO. 4 (POOLED) OF AXA EQUITABLE LIFE INSURANCE COMPANY


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                        ----------------------------------------
DECEMBER 31, 2009
--------------------------------------------------------------------------------

2. Significant Accounting Policies (Concluded)

   current exchange rate at the end of the period. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of the foreign currency transactions are reflected under "Realized and Unrealized Gain (Loss) on Investments" in the Statement of Operations.

   Net assets allocated to Contracts in the payout period are computed according to various mortality tables, depending on the year the benefits were purchased. The tables used are the 1971 GAM table, the 1983 GAM table, and the 1994 GAR. The assumed investment returns vary by Contract and range from 4 percent to 6.5 percent. The Contracts are participating group annuities, and thus, the mortality risk is borne by the Contractowner, as long as the Contract has not been discontinued. AXA Equitable retains the ultimate obligation to pay the benefits if the Contract funds become insufficient and the Contractowner elects to discontinue the contract.

   Amounts due to/from the General Account or receivable/payable for policy related transactions represent receivables/payables for policy related transactions predominately related to premiums, surrenders and death benefits.

   Payments received from the Contractowner represent contributions under the Contracts (excluding amounts allocated to the guaranteed interest option, reflected in the General Account). The amount allocated to the guaranteed interest option earns interest at the current guaranteed interest rate which is an annual effective rate.

   The operations of the Account are included in the federal income tax return of AXA Equitable, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to contracts participating in the Funds by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by AXA Equitable is expected to affect the unit value of the Contracts participating in the Account. Accordingly, no provision for federal income taxes is required. However, AXA Equitable retains the right to charge for any federal income tax incurred which is applicable to the Account if the law is changed.


3. Fair Value Disclosures

   Under GAAP fair value is the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. GAAP also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

   Level 1 - Quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

   Level 2 - Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

   Level 3 - Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.


                                     FSA-16

SEPARATE ACCOUNT NO. 4 (POOLED) OF AXA EQUITABLE LIFE INSURANCE COMPANY


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                        ----------------------------------------
DECEMBER 31, 2009
--------------------------------------------------------------------------------

3. Fair Value Disclosures (Concluded)


   As of December 31, 2009, all investments and receivables of the Account have been classified as Level 1* and did not hold any investments with significant unobservable inputs (Level 3).

   *  See Portfolio of Investments for the classification of the investments.

4. Purchases and Sales on Investments

   Investment Security Transactions

   For the year ended December 31, 2009, investment security transactions, excluding short-term debt securities, were as follows for Separate Account No. 4:
                                      Purchases           Sales
                                  ----------------- ----------------
                                       Stocks,           Stocks,
                Fund               Debt Securities   Debt Securities
   -----------------------------------------------------------------
Separate Account No. 4........     80,977,087        90,700,616

5. Related Party Transactions

   AllianceBernstein L.P. ("AllianceBernstein") serves as an investment advisor for Separate Account 4. Alliance is a publicly traded limited partnership which is indirectly majority-owned by AXA Equitable and AXA Financial, Inc. (parent to AXA Equitable).

   AXA Advisors, LLC (AXA Advisors) is an affiliate of AXA Equitable, and a distributor and principal underwriter of the policies ("contracts"). AXA Advisors is registered with the Securities and Exchange Commission ("SEC") as a broker-dealer and is a member of the Financial Industrial Regulatory Authority ("FINRA").

   The contracts are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network, LLC or its subsidiaries (affiliates of AXA Equitable). AXA Advisors receives commissions and other service-related payments under its distribution agreement with AXA Equitable and its networking agreement with AXA Network.

   AXA Equitable, AllianceBernstein, and AXA Advisors seek to obtain the best price and execution of all orders placed for the portfolios of the AXA Equitable Funds considering all circumstances. In addition to using brokers and dealers to execute portfolio security transactions for accounts under their management, AXA Equitable, Alliance, and AXA Advisors may also enter into other types of business and securities transactions with brokers and dealers, which will be unrelated to allocation of the AXA Equitable Funds' portfolio transactions.

   On April 30, 2008, AXA Equitable transferred the assets related to the American Dental Associations Members Retirement Program ("ADA") from Separate Account No. 4 to Separate Account No. 206. The assets were transferred by redeeming units in The Growth Equity Fund, and purchasing units in fund(s) of EQ Advisors Trust. The fair value of ADA assets held in Separate Account No. 4 immediately prior to the transfer was $461,160,573. The fair value of assets transferred to Separate Account No. 206 was $202,949,503. Separate Account No. 4 realized a gain of $33,302,848 upon the transfer of assets made on redemption of the ADA units. The fair value of assets remaining in Separate Account No. 4 immediately after the transfer was $258,632,096.

   On September 30, 2008, AXA Equitable transferred the assets related to the interest of retirement and investment plan for employees, managers and agents of AXA Equitable from Separate Account No. 4 to Separate Account No. 210. The assets were transferred by redeeming units in Growth Stock Account and Mid


                                     FSA-17

SEPARATE ACCOUNT NO. 4 (POOLED) OF AXA EQUITABLE LIFE INSURANCE COMPANY


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                        ----------------------------------------
DECEMBER 31, 2009
--------------------------------------------------------------------------------

5. Related Party Transactions (Concluded)

   Cap Growth Stock Account, and purchasing units in Separate Account No. 206. The fair value of units of interest of retirement and investment plan for employees, managers and agents of AXA Equitable assets held in Separate Account No. 4 immediately prior to the transfer was $95,670,700. The fair value of assets transferred to Separate Account No. 210 was $474,951,003. Separate Account No. 4 realized loss of $6,494,458 upon redemption of units of interest of retirement and investment plans for employees, managers and agents of AXA Equitable. The fair value of assets remaining in Separate Account No. 4 immediately after the transfer was $87,362,105.

6. Asset Charges

   Charges and fees relating to the Fund are paid to AXA Equitable and are deducted in accordance with the terms of the various contracts which participate in the Fund. Depending upon the terms of a contract, sales-related fees and operating expenses are paid (i) by a reduction of an appropriate number of Fund unit or (ii) by a direct payment.

   RIA

   Charges and fees relating to the Fund are paid to AXA Equitable and are deducted in accordance with the terms of the various contracts which participate in the Fund. Depending upon the terms of a contract, sales-related fees and operating expenses are paid by the contract holder (i) by a reduction of an appropriate number of Fund units or (ii) by a direct payment from contractowners. Fees with respect to the Retirement Investment Account (RIA) contracts are as follows:

   Investment Management Fee:

   An annual rate of 0.50% of the net assets attributable to RIA units is assessed for the AllianceBernstein Common Stock Fund.

   Administrative Fees:

   Contracts investing in the Funds are subject to certain administrative expenses according to contract terms. These fees may include:

   Ongoing Operations Fee -- An expense charge is made based on the combined net balances of each fund. Depending upon when the employer adopted RIA, the monthly rate ranges from 1/12 of 1.25% to 1/12 of 0.50% or from 1/12 of 1.25% to 1/12 of 0.25%.

   Participant Recordkeeping Services Charge -- Employers electing RIA's optional Participant Recordkeeping Services are subject to an annual charge of $25 per employee-participant under the employer plan.

   Contingent Withdrawal Charge -- Certain withdrawals are subject to defined contingent withdrawal charges. The maximum charge is 6% of the total plan assets withdrawn.

   Loan Fee -- A loan fee equal to 1% of the amount withdrawn as loan principal is deducted on the date the plan loan is made.

   Operating and Expense Charges:

   In addition to the charges and fees mentioned above, the Fund is charged for certain costs and expenses directly related to their operations. These may include transfer taxes, SEC filing fees and certain related expenses


                                     FSA-18

SEPARATE ACCOUNT NO. 4 (POOLED) OF AXA EQUITABLE LIFE INSURANCE COMPANY


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                        ----------------------------------------
DECEMBER 31, 2009
--------------------------------------------------------------------------------

6. Asset Charges (Continued)

   including printing of SEC filings, prospectuses and reports. These charges and fees are reflected as reductions of unit value.

   MRP

   Charges and fees relating to the Fund are paid to AXA Equitable are deducted in accordance with the terms of the various Contracts which participate in the Fund. With respect to the Members Retirement Program these expenses consist of investment management, program expense charge, direct expenses and record maintenance. These charges and fees are paid to AXA Equitable. Fees with respect to the Members Retirement Program contracts are as follows:

   The below discusses expenses related to Separate Account No. 4:

   o Program Expense Charge-- Effective January 1, 2009, AXA Equitable assesses a Program expense charge on a monthly basis, which is charged against accounts in the plans that invest in the Separate Accounts. AXA Equitable determines the Program expense charge for each plan on the last day of each month, based on two factors: (1) the average account value of the accounts in the plan, and (2) the value of the total plan assets invested in the Members Retirement Program by the plan, on that date. The Program expense charge is applied to all assets in the plan. All participants in a plan pay the Program expense charge at the same percentage rate, regardless of individual account value.

      Prior to January 1, 2009, the Program expense charge was assessed as a daily charge at an annual rate of 1.00% of the net assets of the Separate Accounts and was reflected as a reduction of unit value.

   o Investment Management Fees--An expense charge is made daily at an effective annual rate of 0.50% of the net assets of the AllianceBernstein Growth Equity Fund.

   o Direct Operating and Other Expenses--In addition to the charges and fees mentioned above, the Fund is charged for certain costs and expenses directly related to their operations. These may include transfer taxes, SEC filing fees and certain related expenses including printing of SEC filings, prospectuses and reports. These charges and fees are reflected as a reduction of the unit value.

   o A record maintenance and report fee of $3.75 per participant is deducted quarterly as a liquidation of fund units.

   EPP

   Charges and fees relating to the Fund are paid to AXA Equitable and are deducted in accordance with the terms of the various contracts, which participate in the Fund. Depending upon the terms of a contract, sales-related fees and operating expenses are paid (i) by a reduction of an appropriate number of Fund Units or (ii) by a direct payment. Fees with respect to the Equi-Pen-Plus Master Plan and Retirement Trust are as follows:

   Investment Management Fee:

   An annual rate of 0.25% of the total plan and trust net assets held in the Fund is deducted daily. This fee is reflected as reduction in EPP unit value.

   Administrative Fees:

   Ongoing Operations Fee -- An expense charge is made based on each client's combined balance of Master Plan

                                     FSA-19

SEPARATE ACCOUNT NO. 4 (POOLED) OF AXA EQUITABLE LIFE INSURANCE COMPANY


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                        ----------------------------------------
DECEMBER 31, 2009
--------------------------------------------------------------------------------

6. Asset Charges (Continued)

   and Trust net assets in the Fund and AXA Equitable's Fixed Income Accounts at a monthly rate of 1/12 of (i) 1% of the first $500,000, (ii) 0.75% of the next $500,000 and (iii) 0.50% of the excess over $1,000,000. The ongoing operations fee is generally paid via a liquidation of units held in the fund.

   Participant Recordkeeping Services Charge -- Employers electing Equi-Pen-Plus's optional Participant Recordkeeping Services are subject to an annual charge of $25 per employee-participant under the employer plan. The participant recordkeeping service charge is generally paid via a liquidation of units held in the fund.

   Withdrawal Charge -- A charge is applied if the client terminates plan participation in the Master Retirement Trust ("Master Trust") and if the client transfers assets to another funding agency before the fifth anniversary of the date AXA Equitable accepts the participation agreement. The redemption charge is generally paid via a liquidation of units held in the fund and will be based on the following schedule:

              FOR TERMINATION OCCURRING IN:        WITHDRAWAL CHARGE:
             ------------------------------        ------------------
         Years 1 and 2............           3% of all Master Trust assets
         Years 3 and 4............           2% of all Master Trust assets
         Year 5...................           1% of all Master Trust assets
         After Year 5.............              No Withdrawal Charge

   Operating and Expense Charges:

   In addition to the charges and fees mentioned above, the Fund is charged for certain costs and expenses directly related to their operations. These may include custody, audit and printing of reports. These charges and fees are reflected as reduction of unit value.

   Institutional

   Asset Management Fees

   Asset management fees are charged to clients investing in the Separate Account. The fees are based on the prior month-end net asset value (as defined) of each client's aggregate interest in AXA Equitable's Separate Accounts, and are determined monthly. Clients can either pay the fee directly by remittance to the Separate Account or via liquidation of units held in the Separate Accounts. The fees are calculated for each client in accordance with the schedule set forth below:

              EACH CLIENT'S AGGREGATE INTEREST       ANNUAL RATE
              --------------------------------       ------------
          Minimum Fee.................                  $5,000
          First $2 million............                0.85 of 1%
          Next $3 million.............                0.60 of 1%
          Next $5 million.............                0.40 of 1%
          Next $15 million............                0.30 of 1%
          Next $75 million............                0.25 of 1%
          Excess over $100 million....                0.20 of 1%

   There is an additional charge made to clients utilizing AXA Equitable's Active Investment Management Service (AIMS). The service is optional and delegates to AllianceBernstein the responsibility for actively managing the client's assets among AXA Equitable's Separate Accounts. In the event that the client chooses this service, the additional fee is based on the combined net asset value of the client's assets in the Separate Accounts. Clients electing this service either pay the fee directly by remittance to AXA Equitable or via liquidation of units held in the Separate Account. The charge is assessed on a monthly basis at the annual rates shown below:


                                     FSA-20

SEPARATE ACCOUNT NO. 4 (POOLED) OF AXA EQUITABLE LIFE INSURANCE COMPANY


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                        ----------------------------------------
DECEMBER 31, 2009
--------------------------------------------------------------------------------

6. Asset Charges (Concluded)


              CLIENT'S AGGREGATE INTEREST            ANNUAL RATE
              ---------------------------            -----------
          Minimum Fee............                       $2,500
          First $5 million.......                       0.100%
          Next $5 million........                       0.075%
          Next $5 million........                       0.050%
          Over $15 million.......                       0.025%

   Asset management fees and AIMS fees are paid to AXA Equitable.

   Administrative Fees

   Certain client contracts provide for a fee for administrative services to be paid directly to AXA Equitable. This administrative fee is calculated according to the terms of the specific contract and is generally paid via a liquidation of units held in the Fund in which the contract invests. Certain of these client contracts provide for administrative fees to be paid through a liquidation of units from a Short-term liquidity account. The payment of the fee for administrative services has no effect on other Separate Account clients or the unit values of the Separate Accounts.

   Operating and Expense Charges

   In addition to the charges and fees mentioned above, the Account is charged for certain costs and expenses directly related to operations. These charges may include custody and audit fees, and result in reduction of Separate Account unit values.


                                     FSA-21

SEPARATE ACCOUNT NO. 4 (POOLED) OF AXA EQUITABLE LIFE INSURANCE COMPANY


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                        ----------------------------------------
DECEMBER 31, 2009
--------------------------------------------------------------------------------

7. Changes in Units Outstanding

   Accumulation units issued and redeemed during the year ended December 31, were (in thousands):


                                                       ALLIANCEBERNSTEIN
                                                       COMMON STOCK FUND
                                                      --------------------
                                                         2009       2008
                                                      --------- ----------
   RIA
   Issued.........................                         --        --
   Redeemed.......................                        (2)        (4)
                                                         ------     -------
   Net Increase (Decrease)........                        (2)        (4)
                                                         ------     ------


                                                        ALLIANCEBERNSTEIN
                                                       GROWTH EQUITY FUND
                                                      ---------------------
                                                         2009       2008
                                                      ---------- ----------
   MRP
   Issued............................................     20         46
   Redeemed..........................................    (23)       (54)
                                                      ---------------------
   Net Increase (Decrease)...........................     (3)        (8)
                                                         ------     ------


                                                       ALLIANCEBERNSTEIN
                                                       COMMON STOCK FUND
                                                      -------------------
                                                         2009      2008
                                                      --------- ---------
   EPP
   Issued............................................      --        --
   Redeemed..........................................      (1)       (1)
                                                         -----     -----
   Net Increase (Decrease)...........................      (1)       (1)
                                                         -----     -----


                                                         GROWTH STOCK
                                                           ACCOUNT
                                                      ------------------
                                                         2009     2008
                                                      --------- --------
           INSTITUTIONAL
   Issued............................................     --         2
   Redeemed..........................................      (2)     (20)
                                                         -----     ---
   Net Increase (Decrease)...........................      (2)     (18)
                                                         -----     ---

8. Accumulation Unit Values

   AXA Equitable issues a number of registered group annuity contracts that allow employer plan assets to accumulate on a tax-deferred basis. The contracts are typically designed for employers wishing to fund defined benefit, defined contribution and/or 401(k) plans.

   Institutional units presented on the Statement of Assets and Liabilities reflect investments in the Fund by contractholders of group annuity contracts issued by AXA Equitable. Institutional unit values are determined at the end of each business day. Institutional unit values reflect the investment performance of the underlying Fund for the day and charges and expenses deducted by the Fund. Contract unit values (RIA, MRP, and EPP) reflect


                                     FSA-22

SEPARATE ACCOUNT NO. 4 (POOLED) OF AXA EQUITABLE LIFE INSURANCE COMPANY


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                        ----------------------------------------
DECEMBER 31, 2009
--------------------------------------------------------------------------------

8. Accumulation Unit Values (Continued)

   the same investment results, prior to deduction for contract specific charges, earned by the Institutional units. In addition, contract unit values reflect certain investment management and accounting fees, which vary by contract. These fees are charged as a percentage of net assets and are disclosed below for the Plans as a percentage of net assets attributable of such units.

   Shown below is accumulation unit value information for units outstanding of Separate Account 4 for the periods indicated.

                                                                                YEARS ENDED DECEMBER 31,
                                                         -----------------------------------------------------------------------
                                                               2009           2008          2007          2006          2005
                                                         --------------- -------------- ------------ -------------- ------------
   SEPARATE ACCOUNT NO. 4
   ALLIANCEBERNSTEIN COMMON STOCK FUND
   RIA, 0.50%*
   Unit Value, end of period............................   $  704.77     $   508.49     $   880.30   $   775.88    $   780.43
   Net Assets (000's)...................................   $   4,265     $    3,809     $   10,082   $   11,854    $   16,152
   Number of units outstanding,
   end of period (000's)...............................            6              7             11           15            21
   Total Return**.......................................       38.60%       (42.23)%         13.46%      (0.58)%       12.17%
   ALLIANCEBERNSTEIN GROWTH EQUITY FUND
   MRP(a)
   Unit Value, end of period............................   $  277.66     $   200.69     $   351.25   $   312.73    $   317.72
   Net Assets (000's)...................................   $  27,765     $   20,675     $   39,048   $   39,076    $   44,826
   Number of units outstanding,
   end of period (000's)...............................          100            103            111          125           141
   Total Return**.......................................       38.35%       (42.87)%         12.32%      (1.57)%        10.97%
   ALLIANCEBERNSTEIN COMMON STOCK FUND
   EPP, 0.25%*
   Unit Value, end of period............................   $  731.27     $   527.45     $   910.82   $   800.76    $   803.45
   Net Assets (000's)...................................   $   2,303     $    2,341     $    4,999   $    9,730    $   14,152
   Number of units outstanding,
   end of period (000's)...............................            3              4              5           12            18
   Total Return**.......................................       38.64%       (42.09)%         13.74%      (0.33)%       12.45%
   GROWTHSTOCK ACCOUNT
   INSTITUTIONAL
   Unit Value, end of period............................   $7,590.76     $ 5,469.59     $ 9,421.32   $ 8,262.03    $ 8,269.13
   Net Assets (000's)...................................   $  41,954     $   38,789     $  236,767   $  288,072    $  367,019
   Number of units outstanding,
   end of period (000's)...............................            5              7             25           35            44
   Total Return**.......................................       38.78%       (41.94)%         14.03%      (0.09)%       12.73%

   (a) For Separate Account No. 4 (MRP), expense charges for the years ended December 31, 2009, 2008, 2007, 2006, and 2005 were 0.40%, 1.56%, 1.53%,
       1.50%, and 1.57%, respectively. These ratios exclude charges made directly to accounts through redemptions of units or direct payments.

   * Expenses as a percentage of average net assets (at the rates indicated) consisting of mortality and expense charges and other expenses for each period presented. The ratios included only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner account through the redemption of units and expenses of the underlying fund have been excluded.

                                     FSA-23

SEPARATE ACCOUNT NO. 4 (POOLED) OF AXA EQUITABLE LIFE INSURANCE COMPANY


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                        ----------------------------------------
DECEMBER 31, 2009
--------------------------------------------------------------------------------

8. Accumulation Unit Values (Concluded)

   ** These amounts represent the total return for the periods indicated, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

9. Investment Income Ratios

   Shown below is the Investment Income Ratios throughout the periods indicated for Separate Account No. 4. The investment income ratio is calculated by taking the gross investment income earned divided by the average net assets of a fund during the periods indicated.

                                            YEAR ENDED DECEMBER 31,
                               -------------------------------------------------
                                  2009      2008      2007      2006      2005
                               --------- --------- --------- --------- ---------
Separate Account No. 4........    1.70      0.75      0.68      0.69      0.46


                                     FSA-24

Members Retirement Program



STATEMENT OF ADDITIONAL INFORMATION
MAY 1, 2010

--------------------------------------------------------------------------------


This Statement of Additional Information ("SAI") is not a prospectus. You should read this SAI in conjunction with AXA Equitable's prospectus dated May 1, 2010 for the Members Retirement Program.

A copy of the prospectus to which this SAI relates is available at no charge by writing to AXA Equitable at Box 4875, Syracuse, New York 13221 or by calling our toll-free telephone number, in the U.S., 1-800-526-2701 or 1-800-526-2701-0 from France, Israel, Italy, Republic of Korea, Switzerland, and the United Kingdom. Definitions of special terms used in this SAI are found in the prospectus.

Certain of the cross references in this SAI are contained in the prospectus dated May 1, 2010 to which this SAI relates.


CONTENTS OF THIS SAI

                                                                   PAGE IN SAI

Who is AXA Equitable?                                                        2
Funding of the Program                                                       2
Your responsibilities as employer                                            2
Procedures for withdrawals, distributions and transfers                      2
Provisions of the plans                                                      4
Investment restrictions and certain investment
   techniques applicable to the AllianceBernstein Growth
   Equity, AllianceBernstein Mid Cap Growth and
   AllianceBernstein Balanced Funds                                          8
Portfolio holdings policy for the Pooled Separate Accounts                   8
Fund transactions                                                            9
Investment management and accounting fee                                     9
Portfolio managers' information (AllianceBernstein Growth
   Equity Fund, AllianceBernstein Mid Cap Growth Fund
   and AllianceBernstein Balanced Fund)                                     11
Investment professional conflicts of interest disclosure                    15
Portfolio manager compensation                                              15
Distribution of the contracts                                               16
Custodian and independent registered public accounting firm                 16
Our management                                                              17
Financial statements index                                                  24
Financial statements                                                     FSA-1




            Copyright 2010 by AXA Equitable Life Insurance Company,
             1290 Avenue of the Americas, New York, New York 10104.
                              All rights reserved.



                                                                          x02883

WHO IS AXA EQUITABLE?


AXA Equitable is a wholly-owned subsidiary of AXA Financial Services, LLC, a holding company, which is itself a wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"). Interests in AXA Financial are held by the immediate holding company, AXA America Holdings, Inc., and the following affiliated companies: Coliseum Reinsurance Company and AXA Belgium SA. AXA SA ("AXA") holds its interest in AXA America Holdings, Inc. and Coliseum Reinsurance Company, directly and indirectly, through its wholly-owned subsidiary holding company, Ouidinot Participations. AXA holds its interest in AXA Belgium SA, through its wholly-owned subsidiary holding company, AXA Holdings Belgium SA.



FUNDING OF THE PROGRAM

The Program is primarily funded through a group annuity contract issued by AXA Equitable. The Trustee holds the contract for the benefit of employers and participants in the Program.


YOUR RESPONSIBILITIES AS EMPLOYER

If you adopt the Members Retirement Plan or the Volume Submitter Plan (together, the "Plans"), you as the employer and plan administrator will have certain responsibilities, including:

o sending us your contributions at the proper time and in the proper format (including contribution type and fiscal year);

o  maintaining all personnel records necessary for administering your plan;

o  determining who is eligible to receive benefits;

o forwarding to us and, when required signing, all the forms your employees are required to submit;

o distributing summary plan descriptions, confirmation notices, quarterly notices and participant annual reports to your employees and former employees;

o distributing our prospectuses and confirmation notices to your employees and, in some cases, former employees;


o filing an annual information return for your plan with the Department of Labor, or Internal Revenue Service if required;

o providing us the information with which to run special non-discrimination tests, if you have a 401(k) plan or your plan accepts post-tax employee or employer matching contributions;


o  determining the amount of all contributions for each participant in the plan;


o forwarding salary deferral, including designated Roth contributions if applicable, and post-tax employee contributions to us as soon as administratively feasible (and in any event, no later than the 15th business day of the month following the month in which the employer withholds or receives participant contributions.) A new, optional, safe harbor rule from the Department of Labor, effective 1/14/2010, provides that if any employer (with less than 100 participants) deposits participant contribution amounts within seven business days of when they are withheld or received then it is considered to be a timely deposit and satisfies the plan asset rules.


o selecting interest rates and monitoring default procedures if you elect the loan provision in your plan; and

o providing us with written instructions for allocating amounts in the plan's forfeiture account.

If you, as an employer, have an individually designed plan, your responsibilities will not be increased in any way by adopting the Pooled Trust for investment only.


We can provide guidance and assistance in the performance of your responsibilities. If you have questions about any of your obligations, you can contact our Account Executives at 1-800-526-2701 or write to us at Box 4875, Syracuse, New York 13221.



PROCEDURES FOR WITHDRAWALS, DISTRIBUTIONS AND TRANSFERS

PRE-RETIREMENT WITHDRAWALS. Under the Plans, self-employed persons generally may not receive a distribution prior to age 59-1/2, and employees generally may not receive a distribution prior to severance from employment. However, if the Plans are maintained as profit sharing plans, you may request distribution of benefits after you reach age 59-1/2 even if you are still working, as long as you are 100% vested.

If the Plans are maintained as 401(k) plans and you are under age 59-1/2, you may withdraw your own 401(k) elective deferral contributions (either pre-tax or Roth), only if you demonstrate financial hardship within the meaning of applicable income tax regulations and the employer has elected this option on its adoption agreement. In a 401(k) plan, a distribution on account of a hardship is limited to the maximum distributable amount. That amount does not include earnings, qualified non-elective contributions and qualified matching contributions. Each withdrawal must be at least $1,000 (or, if less, your entire account balance or the amount of your hardship withdrawal under a 401(k)
plan). If your employer terminates the plan, all amounts (subject to GRA restrictions) may be distributed to participants at that time (except elective deferral contribution amounts including Roth if there is a successor plan).

You may withdraw all or part of your Account Balance under the Plans attributable to post-tax employee contributions at any time, subject to any withdrawal restrictions applicable to the Investment Options, provided that you withdraw at least $300 at a time (or, if less, your Account Balance attributable to post-tax employee contributions). See "Tax information" in the prospectus. If an employer's 401(k) plan permits, an employee may designate some or all of elective deferral contributions as "designated Roth contributions", which are made on a post-tax basis to the 401(k) arrangement. These contributions are subject to the same withdrawal restrictions as pre-tax elective deferral contributions.

We pay all benefit payments (including withdrawals due to plan terminations) in accordance with the rules described below in the "Benefit Distributions" discussion. We effect all other participant withdrawals as of the close of the business day we receive the properly completed form.

In addition, if you are married, your spouse may have to consent in writing before you can make any type of withdrawal, except for the purchase of a Qualified Joint and Survivor Annuity. See "Spousal Consent Requirement" later in this SAI.

Under an individually designed plan, the availability of pre-retirement withdrawals depends on the terms of the plan. We suggest that you ask your employer what types of withdrawals are available under your plan.

Transfers and withdrawals from certain of the investment funds may be delayed if there is any delay in redemption of shares of the respective mutual funds in which the Funds invest. We generally do not expect any delays.


PLEASE NOTE THAT GENERALLY YOU MAY NOT MAKE WITHDRAWALS FROM THE GUARANTEED RATE ACCOUNTS PRIOR TO MATURITY, EVEN IF THE EMPLOYER PLAN PERMITS WITHDRAWALS PRIOR TO THAT TIME. SEE "PREMATURE WITHDRAWALS AND TRANSFERS FROM A GRA" BELOW.


BENEFIT DISTRIBUTIONS. In order for you to begin receiving benefits under either of the Plans, your employer must send us your properly completed Election of Benefits form and, if applicable, Beneficiary Designation form. Your benefits will commence according to the provisions of your plan.

Under an individually designed plan, your employer must send us a request for disbursement form. We will process single sum payments as of the close of business on the day we receive a properly completed form. A check payable to the plan's trustee will be forwarded within five days after processing begins. If you wish to receive annuity payments, your plan's trustee may purchase a variable annuity contract from us. We will pay annuity payments directly to you and payments will commence according to the provisions of your plan.

Please note that we use the value of your vested benefits at the close of the business day payment is due to determine the amount of benefits you receive. We will not, therefore, begin processing your check until the following business day. You should expect your check to be mailed within five days after processing begins. Annuity checks can take longer. If you would like expedited delivery at your expense, you may request it on your Election of Benefits Form.


Distributions under a qualified retirement plan such as yours are subject to extremely complicated legal requirements. When you are ready to retire, we suggest that you discuss the available payment options with your employer or financial advisor. Our Account Executives can provide you or your employer with information.

MANDATORY CASHOUTS. The Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA) amended the Internal Revenue Code of 1986 (Code) to provide that a trust under a qualified plan would not be a qualified trust unless the plan provides that when a mandatory distribution of more than $1,000 is to be made and the participant does not elect a distribution, the plan administrator must rollover such distribution to an individual retirement plan and must provide the plan participant with notice of such transfer.

DEATH BENEFITS. If a participant in either of the Plans dies without designating a beneficiary, the vested benefit will automatically be paid to the spouse or, if the participant is not married, to the first surviving class of his or her (a) children, (b) parents and (c) brothers and sisters. If none of them survives, the participant's vested benefit will be paid to the participant's estate.


ELIGIBLE ROLLOVER DISTRIBUTIONS AND FEDERAL INCOME TAX WITHHOLDING.

All "eligible rollover distributions" are subject to mandatory federal income tax withholding of 20% unless the participant elects to have the distribution directly rolled over to a qualified plan, 403(b), 457 and traditional individual retirement arrangement (IRA). An "eligible rollover distribution" is generally any distribution that is not one of a series of substantially equal periodic payments made (not less frequently than annually): (1) for the life (or life expectancy) of the plan participant or the joint lives (or joint life expectancies) of the plan participant and his or her designated beneficiary, or
(2) for a specified period of 10 years or more. In addition, the following are not subject to mandatory 20% withholding:

o  hardship withdrawals;

o  certain corrective distributions under Code Section 401(k) plans;

o  loans that are treated as distributions;

o a distribution to a beneficiary other than to a surviving spouse or a current or former spouse under a qualified domestic relations order;

o a direct rollover to an inherited IRA maintained for the benefit of the beneficiary; and


o  required minimum distributions under Code Section 401(a)(9).


If we make a distribution to a participant's surviving spouse, or to a current or former spouse under a qualified domestic relations order, the distribution may be an eligible rollover distribution, subject to mandatory 20% withholding, unless one of the exceptions described above applies.

If a distribution is not an "eligible rollover distribution," we will withhold income tax from all taxable payments unless the recipient elects not to have income tax withheld.

PREMATURE WITHDRAWALS AND TRANSFERS FROM A GRA. You may transfer amounts from other investment options to a GRA at any time. Transfers may not be made from one GRA to another or from a GRA to one of the other investment options until the maturity date of the GRA. Likewise, you may not remove amounts from a GRA prior to maturity in order to obtain a plan loan or make a hardship or in-service withdrawal. If your plan's assets are transferred to another funding vehicle from the Program or if your plan is terminated, we will continue to hold your money in GRAs until maturity. All such GRAs will be held in the Pooled Trust under the investment-only arrangement. See "Guaranteed Rate Accounts" in the prospectus.

We do not permit withdrawals before maturity unless your plan permits them and they are exempt or qualified, as we explain below. You may take exempt withdrawals without penalty at any time. Qualified withdrawals are subject to a penalty. We do not permit qualified withdrawals from a five-year GRA during the first two years after the end of its offering period. This rule does not apply if the amount of the applicable penalty is less than the interest you have accrued. If you have more than one GRA and you are taking a partial withdrawal or installments, we will first use amounts held in your most recently pur-chased three-year or five-year GRA that is available under the withdrawal rules for exempt and qualified withdrawals.

Exempt Withdrawal. Amounts may be withdrawn without penalty from a GRA prior to its maturity if:

o you are a professional age 59-1/2 or older and you elect an installment payout of at least three years or an annuity benefit;

o  you are not a professional and you attain age 59-1/2 or terminate employment;

o  you are disabled;

o  you attain age 70-1/2; or

o  you die.

If you are a participant under a plan which was adopted by an employer which is not a member of a professional association which makes the Program available as a benefit of membership, the above rules will be applied substituting the term "highly compensated" for "professional" and "non-highly compensated" for "not a professional." For this purpose, "highly compensated" shall have the meaning set forth under "Provisions of the Plans--Contributions to the Plans" later in this SAI.

Qualified Withdrawal. You may withdraw amounts with a penalty from a GRA prior to its maturity if you are a professional and are taking payments upon retirement after age 59-1/2 under a distribution option of less than three years duration. The interest paid to you upon withdrawal will be reduced by an amount calculated as follows:


      (i) the amount by which the three-year GRA rate being offered on the date of withdrawal exceeds the GRA rate from which the withdrawal is made, times;

      (ii)  the years and/or fraction of a year until maturity, times; and


      (iii) the amount withdrawn from the GRA.

We will make this calculation based on GRA rates without regard to deductions for the applicable Program expense charge. If the three-year GRA is not being offered at the time of withdrawal, the adjustment will be based on then current rates on U.S. Treasury notes or for a comparable option under the Program.

The interest rate adjustment will not reduce your proceeds below your contribution(s) to the GRA from which the withdrawal is taken plus interest of 1% per year.. We make no adjustment if the current three-year GRA rate is equal to or less than the rate for the GRA from which we make the qualified withdrawal. We calculate a separate adjustment for each GRA. If the interest accumulated in one GRA is insufficient to recover the amount calculated under the formula, we will not deduct the excess from interest accumulated in any other GRAs of the same duration.

Example: You contribute $1,000 to a three-year GRA on January 1 with a rate of 4%. Two years later you make a qualified withdrawal. Your GRA balance is $1,082. The current GRA rate is 6%; (i) 6%-4%=2%, (ii) 2% X 1 year=2%, (iii) 2%
X $1,082=$21.64. The withdrawal proceeds would be $1,082-$21.64=$1,060.36.


MATURING GRAS. Your confirmation notice lists the maturity date for each GRA you hold.

You may arrange in advance for the reinvestment of your maturing GRAs by using AIMS or accessing the website on the Internet. (GRA maturity allocation change requests received on a business day before 4:00 P.M. Eastern Time are effective four days after we receive them. GRA maturity allocation change requests received after 4:00 P.M. Eastern Time or on a non-business day are effective four days after the next business day after we receive them.)

o The instructions you give us remain in effect until you change them (again, your GRA maturity allocation change request will be processed as described above).

o You may have different instructions for your GRAs attributable to employer contributions than for your GRAs attributable to employee contributions.


o If you did not provide GRA maturity instructions, your maturing GRAs will be allocated to the AXA Moderate Allocation Portfolio.



PROVISIONS OF THE PLANS

PLAN ELIGIBILITY REQUIREMENTS. Under the Plans, the employer specifies the eligibility requirements for its plan in the Adoption Agreement. The employer may exclude any employee who has not attained a specified age (not to exceed
21) and completed a specified number of years (not to exceed two) in each of which he completed 1,000 hours of service. No more than one year of eligible service may be required for a 401(k) arrangement.

CONTRIBUTIONS TO QUALIFIED PLANS. We outline below the current federal income tax rules relating to contributions under qualified retirement plans. This outline assumes that you are not a participant in any other qualified retirement plan.


The employer deducts contributions to the plan in the year it makes them. As a general rule, an employer must make contributions for any year by the due date (including extensions) for filing its federal income tax return for that year. However, Department of Labor ("DOL") rules generally require that the employer contribute participants' salary deferral contribution amounts, including designated Roth contributions if applicable, (or any non-Roth post-tax employee contribution amounts) under a 401(k) plan as soon as practicable after the payroll period applicable to a deferral. In any event, the employer must make these contributions no later than the 15th business day of the month following the month in which the employer withholds or receives participant contributions. A new, optional safe-harbor rule for the Department of Labor, effective 1/14/2010, provides that if an employer (with less than 100 participants) deposits participant contribution amounts within seven business days of when they are withheld or received then it is considered to be a timely deposit and satisfies the plan asset rules.


If the employer contributes more to the plan than it may deduct under the rules we describe below, the employer (a) may be liable for a 10% penalty tax on that nondeductible amount and (b) may risk disqualifying the plan.

CONTRIBUTIONS TO THE PLANS. The employer makes annual contributions to its plan based on the plan's provisions.

An employer that adopts either of the Plans as a profit sharing plan makes discretionary contributions as it determines annually. The aggregate employer contribution to the plan may not exceed 25% of all participants' compensation for the plan year. For plan purposes, compensation for self-employed persons does not include deductible plan contributions on behalf of the self-employed person.

A 401(k) arrangement is available as part of the profit sharing plan. Employees may make pre-tax contributions to a plan under a 401(k) arrangement. The maximum amount that highly compensated employees may contribute depends on (a) the amount that non-highly compensated employees contribute and (b) the amount the employer designates as a nonforfeitable 401(k) contribution. Different rules apply to a SIMPLE 401(k) or safe harbor 401(k).

A designated Roth contribution feature which permits elective deferrals to be made on a post-tax basis "Roth 401(k)" option may be added to a 401(k) plan by an employer. These amounts can be withdrawn tax-free if it is considered a qualified Roth distribution. A qualified Roth distribution is one that is made at least five taxable years after the first designated Roth contribution is made under the plan and after attainment of age 59-1/2, death or disability.


For 2010, a "highly compensated" employee, for this purpose, is (a) an owner of more than 5% of the business, or (b) anyone with earnings of more than $110,000 from the business. For (b), the employer may elect to include only employees in the highest paid 20%. In any event, the maximum amount each employee may defer is limited to $16,500 for 2010 reduced by that employee's salary reduction contributions to simplified employee pension plans established before 1997 (SARSEPs), SIMPLE plans, employee contributions to tax deferred Section 403(b) arrangements, and contributions deductible by the employee under a trust described under Section 501(c)(18) of the Internal Revenue Code. The maximum amount a participant may defer in a SIMPLE 401(k) plan for 2010 is $11,500.

The additional "catch-up" elective deferral for 2010 is up to $5,500 which can be made by any employees who are at least age 50 at any time during 2010.


Matching contributions to a 401(k) plan on behalf of a self-employed individual are no longer treated as elective deferrals, and are the same as matching contributions for other employees.

Employers may adopt a safe harbor 401(k) arrangement. Under this arrangement, an employer agrees to offer a matching contribution equal to (a) 100% of salary deferral contributions, both pre-tax and Roth, up to 3% of compensation and (b) 50% of salary deferral contributions, both pre-tax and Roth that exceed 3% but are less than 5% of compensation or a 3% non-elective contribution to all eligible employees. These contributions must be non-forfeitable. If the employer makes these contributions and meets the notice requirements for safe harbor 401(k) plans, the plan is not subject to non-discrimination testing on salary deferral and matching or non-elective contributions described above.

If the employer adopts the Members Retirement Plan as a defined contribution pension plan, its contribution is equal to the percentage of each participant's compensation that the Adoption Agreement specifies.


Under any type of plan, an employer must disregard compensation in excess of $245,000 in 2010 in making contributions. This amount will generally be adjusted for cost-of-living changes in future years in $5,000 increments rounded to the next lowest multiple of $5,000. An employer may integrate contributions with Social Security. This means that contributions, for each participant's compensation, that exceed the integration level may be greater than contributions for compensation below the integration level. The Federal tax law imposes limits on this excess. Your Account Executive can help you determine the legally permissible contribution.

Except in the case of certain non-top heavy plans, contributions for non-key employees must be at least 3% of compensation (or, under the profit sharing plan, the percentage the employer contributes for key employees, if less than 3%). In 2010, "key employee" means (a) an officer of the business with earnings of more than $160,000 or (b) an owner of more than 5% of the business, or (c) an owner of more than 1% of the business with earnings of more than $150,000. For purposes of (a), no more than 50 employees (or, if less, the greater of three or 10% of the employees) shall be treated as officers.


Certain plans may also permit participants to make non-Roth post-tax contributions. We will maintain a separate account to reflect each participant's post-tax contributions and the earnings (or losses) on those contributions. Post-tax contributions are subject to complex rules under which the maximum amount that a highly compensated employee may contribute depends on the amount that non-highly compensated employees contribute. BEFORE PERMITTING ANY HIGHLY-COMPENSATED EMPLOYEE TO MAKE POST-TAX CONTRIBUTIONS, THE EMPLOYER SHOULD VERIFY THAT IT HAS PASSED ALL NON-DISCRIMINATION TESTS. If an employer employs only "highly compensated" employees (as defined above), the plan will not accept post-tax contributions. In addition, the employer may make matching contributions to certain plans, i.e., contributions that are based on the amount of post-tax or pre-tax 401(k) contributions that plan participants make. Special non-discrimination rules apply to matching contributions. These rules may limit the amount of matching contributions that an employer may make for highly compensated employees. These non-discrimination rules for matching contributions do not apply to SIMPLE and safe harbor 401(k) plans.


Contributions (including forfeiture amounts) for each participant in 2010 may not exceed the lesser of (a) $49,000 and (b) 100% of the participant's earnings (excluding, in the case of self-employed persons, all deductible plan contributions). The participant's post-tax contributions count toward this limitation.


Each participant's Account Balance equals the sum of the amounts accumulated in each investment option. We will maintain separate records of each participant's interest in each of the Investment Options attributable to employer contributions, 401(k) non-elective contributions, 401(k) elective contributions, post-tax employee contributions and employer matching contributions. We will also account separately for any amounts rolled over from a previous employer's plan. Our records will also reflect each participant's percentage of vesting (see below) in his Account Balance attributable to employer contributions and employer matching contributions.

The participant will receive quarterly notices and confirmation of certain transactions. The participant will also receive an annual statement showing the participant's Account Balance in each investment option attributable to each type of contribution. Based on information that you supply, we will run the required special non-discrimination tests (Actual Deferral Percentage and Actual Contribution Percentage) applicable to (a) 401(k) plans (other than SIMPLE 401(k) and safe harbor 401(k)) and (b) plans that accept post-tax employee contributions or employer matching contributions.

Non-discrimination tests do not apply to SIMPLE 401(k) plans, if the employer makes (a) a matching contribution equal to 100% of the amount of the elective deferral contribution, whether pre-tax or Roth, up to 3% of compensation, or
(b) a 2% non-elective contribution to all eligible employees. The employer must also follow the notification and filing requirements outlined in the Plan Document, to avoid non-discrimination tests.

Under a SIMPLE 401(k) the employer must offer all eligible employees the opportunity to defer part of their salary into the plan and make either a matching or non-elective contribution. The matching contribution must be 100% of the elective deferral contribution, whether pre-tax or Roth, up to 3% of compensation. The non-elective contribution is 2% of compensation, which the employer must make for all eligible employees, even those not deferring. The matching or non-elective contribution must be non-forfeitable. The employer must notify employees which contribution the employer will make 60 days before the beginning of the year.

Elective deferrals to a 401(k) plan are subject to applicable FICA (social security), Medicare and FUTA (unemployment) taxes. They may also be subject to the state income tax.

ALLOCATION OF CONTRIBUTIONS. You, as employer or participant, may allocate contributions among any number of the investment options. You may change allocation instructions at any time, and as often as needed, by calling our Account Investment Management System ("AIMS") or accessing the website on the Internet. New instructions become effective on the business day we receive them. Employer contributions may be allocated in different percentages than employee contributions. The allocation percentages elected for employer contributions automatically apply to any 401(k) qualified non-elective contributions, qualified matching contributions, employer matching contributions, SIMPLE employer, safe harbor non-elective and safe harbor matching contributions and rollover contributions. Your allocation percentages for employee contributions automatically apply to any post-tax employee and salary deferral contributions (including pre-tax salary deferral and Roth contributions (post-tax salary deferral). IF WE HAVE NOT RECEIVED VALID INSTRUCTIONS, WE WILL ALLOCATE CONTRIBUTIONS TO THE AXA MODERATE ALLOCATION PORTFOLIO WHICH IS INTENDED TO BE A QUALIFIED DEFAULT INVESTMENT ATERNATIVE UNDER DOL REGULATIONS. You may, of course, transfer to another investment option at any time, and provide us with contribution allocation instructions for future contributions.

The Plan was amended effective January 1, 2007 to provide that if you do not submit investment instructions, you will be treated as exercising actual control over your assets and the Plan's fiduciary will not be subject to fiduciary liability under ERISA if the Plan's fiduciary makes investments in default investment options in accordance with rules provided by the DOL. DOL has published final regulations that, consistent with the Pension Protection Act of 2006, instruct the Plan sponsors that the default investments must include a mix of asset classes consistent with capital preservation, long term capital appreciation or a blend of both. In order for this exemption to apply to the Plan's fiduciary, the fiduciary must select qualified default investment alternatives as defined in the regulations and the Plan must provide notice to participants of their rights and obligations within a reasonable time before the beginning of each plan year.

THE PLANS AND SECTION 404(C) OF ERISA. The Plans are participant directed individual account plans designed to comply with the requirements of Section 404(c) of ERISA. Section 404(c) of ERISA, and the related Department of Labor
(DOL) regulation, provide that if a participant or beneficiary exercises control over the assets in his or her plan account, plan fiduciaries will not be liable for any loss that is the direct and necessary result of the participant's or beneficiary's exercise of control. This means that if the employer plan complies with Section 404(c), participants can make and are responsible for the results of their own investment decisions.

Plans intending to comply with Section 404(c) must, among other things, (a) make a broad range of investment choices available to participants and beneficiaries and (b) provide them with adequate information to make informed investment decisions. The Investment Options and documentation available under the Plans provide the broad range of investment choices and information needed in order to meet the requirements of Section 404(c). However, while our suggested summary plan descriptions, annual reports, prospectuses, and confirmation notices provide the required investment information, the employer is responsible for distributing this information in a timely manner to participants and beneficiaries. You should read this information carefully before making your investment decisions.

VESTING. Vesting refers to the participant's rights with respect to that portion of a participant's Account Balance attributable to employer contributions under the Plans. If a participant is "vested," the amount or benefit in which the participant is vested belongs to the participant, and may not be forfeited. The participant's Account Balance attributable to (a) 401(k) contributions (including salary deferral, qualified non-elective and qualified matching contributions), (b) post-tax employee contributions and (c) rollover contributions always belongs to the participant, and is nonforfeitable at all times.

A participant becomes fully vested in all benefits if still employed at death, disability, attainment of normal retirement age or upon termination of the plan. If the participant terminates employment before that time, any benefits that have not yet vested under the plan's vesting schedule are forfeited. The normal retirement age is 65 under the Plans unless the employer elects a lower age on its Adoption Agreement.

Benefits must vest in accordance with any of the schedules below or one at least as favorable to participants:

--------------------------------------------------------------------------------
                Schedule A     Schedule B     Schedule C     Schedule E
--------------------------------------------------------------------------------
   Years of      Vested         Vested         Vested         Vested
   Service     Percentage     Percentage     Percentage     Percentage
--------------------------------------------------------------------------------
      1             0%             0%             0%            100%
      2           100             20              0             100
      3           100             40            100             100
      4           100             60            100             100
      5           100             80            100             100
      6           100            100            100             100
--------------------------------------------------------------------------------
If the plan requires more than one year of service for participation in the plan, the plan must use Schedule E.

All contributions to a SIMPLE 401(k) plan are 100% vested and not subject to the vesting schedule above. This rule, however, does not apply to employer and matching contributions made to a plan before the plan is amended to become a SIMPLE 401(k) plan. Non-elective and matching contributions required under a safe harbor 401(k) arrangement are 100% vested and not subject to the vesting schedule above.


Employer contributions are required to vest at least as quickly as under a 3-year cliff or a 6-year "graded vesting" schedule. The 6-year schedule requires 20% vesting after 2 years of service increasing 20% per year thereafter.


None of the AllianceBernstein Mid Cap Growth, AllianceBernstein Growth Equity and AllianceBernstein Balanced Funds will:

o trade in foreign exchanges (except the AllianceBernstein Balanced Fund will trade in foreign exchanges, except those that fall into the MSCI Emerging Markets country definition, with respect to the Global Equity sub-portfolio;

o trade in commodities or commodity contracts (except the AllianceBernstein Balanced Fund is permitted to enter into hedging transactions through the use of currency forwards, as described in the prospectus);

o  make an investment in order to exercise control or management over a company;

o underwrite the securities of other companies, including purchasing securities that are restricted under the 1933 Act or rules or regulations thereunder (restricted securities cannot be sold publicly until they are registered under the 1933 Act), except as stated below;

o make short sales, except when the Fund has, by reason of ownership of other securities, the right to obtain securities of equivalent kind and amount that will be held so long as they are in a short position;

o purchase real estate or mortgages, except as stated below. The Funds may buy shares of real estate investment trusts listed on stock exchanges;

o have more than 5% of its assets invested in the securities of any one registered investment company. A Fund may not own more than 3% of an investment company's outstanding voting securities. Finally, total holdings of investment company securities may not exceed 10% of the value of the Fund's assets;

o purchase any security on margin or borrow money except for short-term credits necessary for clearance of securities transactions;

o make loans, except loans through the purchase of debt obligations or through entry into repurchase agreements; or

o invest more than 10% of its total assets in restricted securities, real estate investments, or portfolio securities not readily marketable.

The AllianceBernstein Growth Equity and AllianceBernstein Balanced Funds will not make an investment in an industry if that investment would make the Fund's holding in that industry exceed 25% of its assets. The United States government, and its agencies and instrumentalities, are not considered members of any industry.

The AllianceBernstein Growth Equity Fund will not purchase or write puts and calls (options). The AllianceBernstein Mid Cap Growth Fund will not purchase or write puts (options).

The following investment techniques may be used by the AllianceBernstein Balanced Fund:

Mortgage-related securities-- The AllianceBernstein Balanced Fund may invest in mortgage-related securities (including agency and non-agency fixed, ARM and hybrid pass throughs, agency and non-agency CMO's, commercial mortgage-backed securities and dollar rolls). Principal and interest payments made on mortgages in the pools are passed through to the holder of securities. Payment of principal and interest on some mortgage-related securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association, or "GNMA"), or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Corporation ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-related securities created by non-governmental issuers (such as financial institutions, and other secondary market issuers) may be supported by various forms of insurance or guarantees.

Collateralized Mortgage Obligations - The AllianceBernstein Balanced Fund may invest in collateralized mortgage obligations ("CMOs"). CMOs are debt obligations that were developed specifically to reallocate the various risks inherent in mortgage-backed securities across various bond classes or tranches. They are collateralized by underlying mortgage loans or pools of mortgage-pass-through securities. They can be issued by both agency (GNMA, FHLMC or FNMA) or non-agency issuers. CMOs are not mortgage pass-though securities. Rather, they are pay-through securities, i.e. securities backed by cash flow from the underlying mortgages. CMOs are typically structured into multiple classes, with each class bearing a different stated maturity and having different payment streams. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding longer maturity classes receive principal payments only after the shorter class or classes have been retired.

Asset-Backed Securities--The AllianceBernstein Balanced Fund may purchase asset-backed securities. The securitization techniques used to develop mortgage-related securities are also applied to a broad range of financial assets. Through the use of trusts and special purpose vehicles, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are securitized in structures similar to the structures used in mortgage securitizations.

The AllianceBernstein Balanced Fund may invest in other asset-backed securities that may be developed in the future or as would be deemed appropriate.

Non-U.S. Debt - The AllianceBernstein Balanced Fund may invest in non-U.S. sovereign and corporate debt issued in U.S. Dollars.

Hedging Transactions - The AllianceBernstein Balanced Fund may engage in transactions which are designed to protect against potential adverse price movements in securities owned or intended to be purchased by the Fund.

Zero-Coupon Bonds--The AllianceBernstein Balanced Fund may invest in zero-coupon bonds. Such bonds may be issued directly by agencies and instrumentalities of the U.S. Government or by private corporations. Zero coupon bonds may originate as such or may be created by stripping an outstanding bond. Zero-coupon bonds do not make regular interest payments. Instead, they are sold at a deep discount from their face value. Because a zero coupon bond does not pay current income, its price can be very volatile when interest rates change.

Repurchase Agreements--Repurchase agreements are currently entered into with creditworthy counterparties including broker-dealers, member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Repurchase agreements are often for short periods such as one day or a week, but may be longer. Investments may be made in repurchase agreements pertaining to the marketable obligations of, or marketable obligations guaranteed by, the United States Government, its agencies or instrumentalities.

Foreign Currency Forward Contracts--The AllianceBernstein Balanced Fund may enter into contracts for the purchase or sale of a specific foreign currency at a future date at a price set at the time of the contract. The Fund will enter into such forward contracts for hedging purposes only.



INVESTMENT RESTRICTIONS AND CERTAIN INVESTMENT TECHNIQUES APPLICABLE TO THE ALLIANCEBERNSTEIN GROWTH EQUITY, ALLIANCEBERNSTEIN MID CAP GROWTH AND ALLIANCEBERNSTEIN BALANCED FUNDS

For an explanation of the investment restrictions applicable to all funds other than the AllianceBernstein Growth Equity Fund, the AllianceBernstein Mid Cap Growth Fund and the AllianceBernstein Balanced Fund, see "Investment Restrictions" in the applicable Trust Statement of Additional Information.



PORTFOLIO HOLDINGS POLICY FOR THE POOLED SEPARATE ACCOUNTS

It is the policy of the Pooled Separate Accounts (the "Separate Accounts") to safeguard against misuse of their portfolio holdings information and to prevent the selective disclosure of such information. Each Separate Account will publicly disclose its holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. The portfolio holdings information for the Separate Accounts including, among other things, the top ten holdings and complete portfolio holdings, is available on a monthly basis and generally can be obtained by contract holders/participants or their consultants, free of charge, 15 days after the month end by calling 1-866-642-3127. AXA Equitable has established this procedure to provide prompt portfolio holdings information so that contractholders and their consultants can perform effective oversight of plan investments.

On a case-by-case basis, AXA Equitable may approve the disclosure of non-public portfolio holdings and trading information to particular individuals or entities in appropriate circumstances. In all cases, the approval of release of non-public portfolio holdings or trading information will be conditioned on the obligation of the recipient not to trade on the non-public information. Neither AXA Equitable nor its investment adviser, AllianceBernstein L.P., discloses non-public portfolio holdings or portfolio trade information of any Separate Account to the media.

In addition, with the approval of our investment officers, non-public portfolio holdings information may be provided as part of the legitimate business activities of each Separate Account to the following service providers and other organizations: auditors; the custodian; the accounting service provider, the administrator; the transfer agent; counsel to the Separate Accounts; regulatory authorities; pricing services; and financial printers. The entities to whom we or the investment advisor voluntarily provide holdings information, either by explicit agreement or by virtue of their respective duties to each Separate Account, are required to maintain the confidentiality of the information disclosed, including an obligation not to trade on non-public information. As of the date of this SAI, we have ongoing arrangements to provide non-public portfolio holdings information to the following service providers: JPMorgan Chase, State Street-Kansas City, PricewaterhouseCoopers LLP, Capital Printing Systems, Inc., and RR Donnelley. Each of these arrangements provides for ongoing disclosure of current portfolio holdings information so that the entity can provide services to the Separate Accounts. These service providers do not provide any compensation to AXA Equitable, the Separate Accounts or any affiliates in return for the disclosure of non-public portfolio holdings information.

Until particular portfolio holdings information has been released in regulatory filings or is otherwise available to contract holders and/or participants, and except with regard to the third parties described above, no such information may be provided to any party without the approval of our investment officers or the execution by such third party of an agreement containing appropriate confidentiality language which has been approved by our Legal Department. We will monitor and review any potential conflicts of interest between the contract holders/participants and AXA Equitable and its affiliates that may arise from potential release of non-public portfolio holdings information. We will not release portfolio holdings information unless it is determined that the disclosure is in the best interest of its contract holders/ participants and there is a legitimate business purpose for such disclosure. No compensation is received by AXA Equitable or its affiliates or any other person in connection with the disclosure of portfolio holdings information.


FUND TRANSACTIONS


The AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds are charged for securities brokers' commissions, transfer taxes and other fees relating to securities transactions. Transactions in equity securities for each of these Funds are executed primarily through brokers that receive a commission paid by the Fund. The brokers are selected by AllianceBernstein L.P. ("AllianceBernstein"). For 2009, 2008 and 2007, the AllianceBernstein Growth Equity Fund paid $39,453, $348,431 and $441,947, respectively, in brokerage commissions; the AllianceBernstein Mid Cap Growth Fund paid $47,190, $194,311 and $204,085, respectively, in brokerage commissions; and the AllianceBernstein Balanced Fund paid $18,835, $16,477 and $30,630, respectively, in brokerage commissions.


AllianceBernstein seeks to obtain the best price and execution of all orders it places, considering all the circumstances. If transactions are executed in the over-the-counter market, they will deal with the principal market makers, unless more favorable prices or better execution is otherwise obtainable. There are occasions on which portfolio transactions for the Funds may be executed as part of concurrent authorizations to purchase or sell the same security for certain other accounts or clients advised by AllianceBernstein and AXA Equitable. These concurrent authorizations potentially can be either advantageous or disadvantageous to the Funds. When these concurrent authorizations occur, the objective is to allocate the executions among the Funds and the other accounts in a fair manner.

Recently, the increasing number of low-cost automated order execution services have contributed to lower commission rates. These services, often referred to as "low touch" trading, take advantage of the electronic connectivity of market centers, eliminating the need for human intervention and thereby lowering the cost of execution. These services include: 1) direct market access (DMA) options, in which orders are placed directly with market centers, such as NASDAQ or Archipelago; 2) aggregators, which allow access to multiple markets simultaneously; and 3) algorithmic trading platforms, which use complex mathematical models to optimize trade routing and timing.

AllianceBernstein also considers the amount and quality of securities research services provided by a broker. Typical research services include general economic information and analyses and specific information on and analyses of companies, industries and markets. Factors in evaluating research services include the diversity of sources used by the broker and the broker's experience, analytical ability, and professional stature. The receipt of research services from brokers tends to reduce the expenses in managing the Funds. This is taken into account when setting the expense charges.


Brokers who provide research services may charge somewhat higher commissions than those who do not. However, AllianceBernstein selects only brokers whose commissions are believed to be reasonable in all the circumstances. Of the brokerage commissions paid by the AllianceBernstein Growth Equity, AllianceBernstein Mid/Cap Growth and AllianceBernstein Balanced Funds during 2009, $11,133, $17,090 and $150, respectively, were paid to brokers providing research services on transactions of $171,677,704, $83,100,519 and $68,296,196, respectively.


AllianceBernstein periodically evaluates the services provided by brokers and prepares internal proposals for allocating among those various brokers business for all the accounts AllianceBernstein manages or advises. That evaluation involves consideration of the overall capacity of the broker to execute transactions, its financial condition, its past performance and the value of research services provided by the broker in servicing the various accounts advised or managed by AllianceBernstein. AllianceBernstein has no binding agreements with any firm as to the amount of brokerage business which the firm may expect to receive for research services or otherwise. There may, however, be understandings with certain firms that AllianceBernstein will continue to receive services from such firms only if such firms are allocated a certain amount of brokerage business. AllianceBernstein may try to allocate such amounts of business to such firms to the extent possible in accordance with the policies described above.

Research information obtained by AllianceBernstein may be used in servicing all accounts under their management, including AXA Equitable's accounts. Similarly, not all research provided by a broker or dealer with which the Funds transact business will necessarily be used in connection with those Funds.

Transactions for the Funds in the over-the-counter market are normally executed as principal transactions with a dealer that is a principal market-maker in the security, unless a better price or better execution can be obtained from another source. Under these circumstances, the Funds pay no commission. Similarly, portfolio transactions in money market and debt securities will normally be executed through dealers or underwriters under circumstances where the Fund pays no commission.

When making securities transactions for Funds that do not involve paying a brokerage commission (such as the purchase of short-term debt securities), AllianceBernstein seeks to obtain prompt execution in an effective manner at the best price. Subject to this general objective, AllianceBernstein may give orders to dealers or underwriters who provide investment research. None of the Funds will pay a higher price, however, and the fact that we or AllianceBernstein may benefit from such research is not considered in setting the expense charges.

In addition to using brokers and dealers to execute portfolio securities transactions for accounts AllianceBernstein manages, we or AllianceBernstein may enter into other types of business transactions with brokers or dealers. These other transactions will be unrelated to allocation of the Funds' portfolio transactions.

OTHER FUNDS. For those Funds that invest in corresponding Portfolios of AXA Premier VIP Trust and EQ Advisors Trust, see the statement of additional information for each Trust for information concerning the portfolio transactions of the Portfolios.

INVESTMENT MANAGEMENT AND ACCOUNTING FEE

The table below shows the amount we received under the investment management and financial accounting fee under the Program during each of the last three years. See "Fee table" section in the prospectus.

--------------------------------------------------------------------------------
FUND                                2009           2008          2007
--------------------------------------------------------------------------------
AllianceBernstein Growth
Equity                            $75,582       $157,034       $195,671
--------------------------------------------------------------------------------
AllianceBernstein Mid Cap
   Growth                        $ 82,728       $115,802      $140,326
--------------------------------------------------------------------------------
AllianceBernstein Balanced       $118,006       $155,186      $185,752
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS' INFORMATION (ALLIANCEBERNSTEIN GROWTH EQUITY FUND, ALLIANCEBERNSTEIN MID CAP GROWTH FUND AND ALLIANCEBERNSTEIN BALANCED FUND)

The tables and discussion below provide information with respect to the portfolio managers who are primarily responsible for the day-to-day management of each Fund.


------------------------------------------------------------------------------------------------------------------------------------
                              ALLIANCEBERNSTEIN GROWTH EQUITY FUND, SEPARATE ACCOUNT NO. 4 ("FUND")
                                                ALLIANCEBERNSTEIN L.P. ("ADVISER")
                                               INFORMATION AS OF DECEMBER 31, 2009
------------------------------------------------------------------------------------------------------------------------------------
(a)(1) Portfolio manager(s) of the              (a)(2) For each person identified in column (a)(1), the number of other
Adviser named in the prospectus                 accounts of the Adviser managed by the person within each category below and the total assets in the accounts managed within each cat-
                                                egory below
                                                ------------------------------------------------------------------------------------
                                                Registered Invest-  Other Pooled Invest-
                                                ment Companies      ment Vehicles          Other Accounts
                                                ------------------------------------------------------------------------------------
                                                Number     Total    Number     Total       Number     Total
                                                of         Assets   of         Assets      of         Assets
                                                Accounts   ($MM)    Accounts   ($MM)       Accounts   ($MM)
------------------------------------------------------------------------------------------------------------------------------------
Judith A. DeVivo                                10         15,441   2          191         46         10,624
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
(a)(1) Portfolio manager(s) of the              (a)(3) For each of the categories in column (a)(2), the number of
Adviser named in the prospectus                 accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
                                                ------------------------------------------------------------------------------------
                                                Registered Invest-  Other Pooled Invest-
                                                ment Companies      ment Vehicles          Other Accounts
                                                ------------------------------------------------------------------------------------
                                                Number     Total    Number     Total       Number     Total
                                                of         Assets   of         Assets      of         Assets
                                                Accounts   ($MM)    Accounts   ($MM)       Accounts   ($MM)
------------------------------------------------------------------------------------------------------------------------------------
Judith A. DeVivo                                --         --       --         --          --         --
------------------------------------------------------------------------------------------------------------------------------------

Note: $MM means millions

For a description of any material conflicts, please see "Investment professional conflict of interest" later in the SAI.

For compensation information, please see "AllianceBernstein's compensation program" later in the SAI.

Ownership of Securities of AXA's insurance products for which the Fund serves as an investment option (Retirement Investment Account and Members Retirement Program):

-----------------------------------------------------------------------------------------------------------
                                            $10,001-    $50,001-    $100,001-    $500,001 -    OVER
 PORTFOLIO MANAGER    NONE    $1-$10,000    $50,000     $100,000    $500,000     $1,000,000    $1,000,000
-----------------------------------------------------------------------------------------------------------
Judith A. DeVivo      X
-----------------------------------------------------------------------------------------------------------

The management of and investment decisions for the Fund's portfolio are made by AllianceBernstein's US Passive Team, which is responsible for management of all of AllianceBernstein's Passive accounts.

Judith A. DeVivo -- Senior Vice President and Senior Portfolio Manager--Blend Solutions

Ms. DeVivo is a Senior Vice President and Senior Portfolio Manager. Ms. DeVivo manages equity portfolios benchmarked to a variety of indices including the S&P 500, S&P Midcap, MSCI EAFE, S&P Small Cap and Russell 2000 in addition to several customized accounts. Ms. DeVivo joined Alliance in 1971 and has held a variety of positions throughout the firm. Just prior to joining the Passive Management Group in 1984, Ms. DeVivo was head of portfolio administration for the firm. Location: New York.
                                  ----------

------------------------------------------------------------------------------------------------------------------------------------
                              ALLIANCEBERNSTEIN MID CAP GROWTH FUND, SEPARATE ACCOUNT NO. 3 ("FUND")
                                                ALLIANCEBERNSTEIN L.P. ("ADVISER")
                                               INFORMATION AS OF DECEMBER 31, 2009
------------------------------------------------------------------------------------------------------------------------------------
(a)(1) Portfolio manager(s) of the              (a)(2) For each person identified in column (a)(1), the number of other
Adviser named in the Fund prospectus            accounts of the Adviser managed by the person within each category below and the total assets in the accounts managed within each cat-
                                                egory below
                                                ------------------------------------------------------------------------------------
                                                Registered Invest-  Other Pooled Invest-
                                                ment Companies      ment Vehicles          Other Accounts
                                                ------------------------------------------------------------------------------------
                                                Number     Total    Number     Total       Number     Total
                                                of         Assets   of         Assets      of         Assets
                                                Accounts   ($MM)    Accounts   ($MM)       Accounts   ($MM)
------------------------------------------------------------------------------------------------------------------------------------
John H. Fogarty                                    3       1,018       2         6         5            452
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
(a)(1) Portfolio manager(s) of the              (a)(3) For each of the categories in column (a)(2), the number of
Adviser named in the Fund prospectus            accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
                                                ------------------------------------------------------------------------------------
                                                Registered Invest-  Other Pooled Invest-
                                                ment Companies      ment Vehicles          Other Accounts
                                                ------------------------------------------------------------------------------------
                                                Number     Total    Number     Total       Number     Total
                                                of         Assets   of         Assets      of         Assets
                                                Accounts            Accounts               Accounts
------------------------------------------------------------------------------------------------------------------------------------
John H. Fogarty                                   --         --        --        --           1       1,165
------------------------------------------------------------------------------------------------------------------------------------

Note: $MM means millions

*  includes wrap fee accounts at the sponsor level

For a description of any material conflicts, please see "Investment professional conflict of interest disclosure" later in the SAI.

For compensation information, please see "Portfolio manager compensation" later in the SAI.

Ownership of Securities of AXA's insurance products for which the Fund serves as an investment option (Retirement Investment Account and Members Retirement Program):

-----------------------------------------------------------------------------------------------------------
                                            $10,001-    $50,001-    $100,001-    $500,001 -    OVER
 PORTFOLIO MANAGER    NONE    $1-$10,000    $50,000     $100,000    $500,000     $1,000,000    $1,000,000
-----------------------------------------------------------------------------------------------------------
John H. Fogarty       X
-----------------------------------------------------------------------------------------------------------

The management of and investment decisions for the Fund's portfolio are made by Mr. John H. Fogarty. Mr. Fogarty relies heavily on the fundamental research efforts of the firm's extensive internal fundamental and quantitative research staff.

John H. Fogarty -- Senior Vice President , US Sector Head and Research Analyst

Mr. Fogarty joined the growth fundamental research team covering consumer stocks in 2007. He began his career at Alliance Capital in 1988 performing quantitative research while attending Columbia. Mr. Fogarty started full time with the firm in 1992, joined the US Large Cap Growth team as a generalist and quantitative analyst in 1995, and became a US Large Cap Growth portfolio manager in 1997. He re-joined the firm in 2006 after spending nearly 3 years as a hedge fund manager at Dialectic Capital and Vardon Partners, respectively. Mr. Fogarty received his BA from Columbia University. CFA Charterholder.
Location: New York

------------------------------------------------------------------------------------------------------------------------------------
                                ALLIANCEBERNSTEIN BALANCED FUND, SEPARATE ACCOUNT NO. 10 ("FUND")
                                                ALLIANCEBERNSTEIN L.P. ("ADVISER")
                                               INFORMATION AS OF DECEMBER 31, 2009
------------------------------------------------------------------------------------------------------------------------------------
(a)(1) Portfolio manager(s) of the              (a)(2) For each person identified in column (a)(1), the number of other
Adviser named in the prospectus                 accounts of the Adviser managed by the person within each category below and the total assets in the accounts managed within each cat-
                                                egory below
                                                ------------------------------------------------------------------------------------
                                                Registered Invest-  Other Pooled Invest-
                                                ment Companies      ment Vehicles          Other Accounts
                                                ------------------------------------------------------------------------------------
                                                Number     Total    Number     Total       Number     Total
                                                of         Assets   of         Assets      of         Assets
                                                Accounts   ($MM)    Accounts   ($MM)       Accounts   ($MM)
------------------------------------------------------------------------------------------------------------------------------------
Alison Martier                                        38   10,785         40      265            90    6,218
------------------------------------------------------------------------------------------------------------------------------------
Joshua Lisser                                         87   42,604        356   15,775           213   43,113
------------------------------------------------------------------------------------------------------------------------------------
Greg Wilensky                                         91   13,584         71    2,872           195   11,277
------------------------------------------------------------------------------------------------------------------------------------
Shawn Keegan                                          38   10,785         40      265            90    6,218
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
(a)(1) Portfolio manager(s) of the              (a)(3) For each of the categories in column (a)(2), the number of
Adviser named in the prospectus                 accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
                                                ------------------------------------------------------------------------------------
                                                Registered Invest-  Other Pooled Invest-
                                                ment Companies      ment Vehicles          Other Accounts
                                                ------------------------------------------------------------------------------------
                                                Number     Total    Number     Total       Number     Total
                                                of         Assets   of         Assets      of         Assets
                                                Accounts   ($MM)    Accounts   ($MM)       Accounts   ($MM)
------------------------------------------------------------------------------------------------------------------------------------
Alison Martier                                        --       --         --       --             2      629
------------------------------------------------------------------------------------------------------------------------------------
Joshua Lisser                                         --       --         11      657            25    4,026
------------------------------------------------------------------------------------------------------------------------------------
Greg Wilensky                                          1       12          3      396             3    1,278
------------------------------------------------------------------------------------------------------------------------------------
Shawn Keegan                                          --       --         --       --             2      629
------------------------------------------------------------------------------------------------------------------------------------

Note: $MM means millions


For a description of any material conflicts, please see "Investment professional conflict of interest" later in the SAI.

For compensation information, please see "AllianceBernstein's compensation program" later in the SAI.

Ownership of Securities of AXA's insurance products for which the Fund serves as an investment option (Retirement Investment Account and Members Retirement Program):


-----------------------------------------------------------------------------------------------------------
                                            $10,001-    $50,001-    $100,001-    $500,001 -    OVER
 PORTFOLIO MANAGER    NONE    $1-$10,000    $50,000     $100,000    $500,000     $1,000,000    $1,000,000
-----------------------------------------------------------------------------------------------------------
Alison Martier        X*
-----------------------------------------------------------------------------------------------------------
Joshua Lisser         X
-----------------------------------------------------------------------------------------------------------
Shawn Keegan          X
-----------------------------------------------------------------------------------------------------------
Greg Wilensky         X
-----------------------------------------------------------------------------------------------------------


* Alison Martier does not own any shares in the Fund. While there are no insurance products ownership to report, Ms. Martier participates in the AXA Equitable Savings and Invest ment Plan and owns shares as follows:
   13,339.6006 shares in the AXA Target 2020.

AllianceBernstein Balanced Fund, Separate Account No. 10 ("Fund") is managed by the following team members:

Alison M. Martier -- Senior Vice President and Senior Portfolio Manager

Ms. Martier is a Senior Portfolio Manager and a member of the Rates & Currencies Research Review Team. She also serves as Director of the Fixed Income Senior Portfolio Manager Team. Prior to assuming her current role, Ms Martier served as Director of our US Core Fixed Income service from 2002 to 2007. She remains a member of the US Core Portfolio Management team. Ms. Martier joined the firm in 1993 from Equitable Capital. She joined Equitable as a trader in 1979 and has been a portfolio manager since 1983. Ms. Martier holds a BA from Northwestern University and an MBA from New York University's Graduate School of Business Administration. CFA Charterholder. Location: New York

Joshua B. Lisser -- Chief Investment Officer-Structured Equities


Mr. Lisser is the CIO-Structured Equities and is a member of the Blend Strategies team. He joined the firm in 1992 as a portfolio manager in the index strategies group and developed the international and global risk controlled equity services. Prior to joining Alliance Capital, Mr. Lisser was with Equitable Capital specializing in derivative investment strategies. Mr. Lisser received a BA from the State University of New York at Binghamton, where he was elected a member of Phi Beta Kappa, and an MBA from New York University.
Location: New York


Dokyoung Lee -- Director of Research -- Blend Strategies


Mr. Lee was appointed Director of Research in June 2008, in addition to his responsibilities as senior portfolio manager, a position he has held since 2005. From 2001 to 2005, Mr. Lee served on the Japan Value Investment Policy Group as a senior portfolio manager and senior quantitative analyst. Mr. Lee joined AllianceBernstein in 1994 as a quantitative analyst working on the US Small Cap Value team, and was named a portfolio manager for Emerging Markets Value in 1997. Previously, Mr. Lee was a consultant with Andersen Consulting and KPMG Peat Marwick. He earned a BSE from Princeton University. CFA Charterholder. Location: London

Shawn Keegan -- Vice President and Portfolio Manager

Mr. Keegan is the credit specialist for AllianceBernstein's multi-sector strategies. He is a member of the firm's Credit Research Review Team as well as the Credit and US Core Fixed Income Portfolio Management Teams. He joined the firm in 1993 as a portfolio assistant. He spent a year at Aladdin Capital as a trader before joining the US Core Fixed Income Team in early 2001. He holds a BS in Finance from Siena College. Location: New York

Greg Wilensky -- Senior Vice President and Portfolio Manager - US Core and Absolute Return


Mr. Wilensky is a member of the US Core and Absolute Return teams and also manages US Inflation-Linked Securities portfolios. In addition, Mr. Wilensky has been responsible for the firm's stable value business since 1998. Prior to joining AllianceBernstein as a portfolio manager in 1996, Mr. Wilensky was a treasury manager in the corporate finance group at AT&T Corp. He earned a BS in Business Administration from Washington University and an MBA from the University of Chicago. Member of the New York Society of Security Analysts. CFA Charterholder. Location: New York

Seth Masters -- Chief Investment Officer -- Blend Strategies & Defined Contribution


Mr. Masters is CIO -- AllianceBernstein Blend Strategies & Defined Contribution, having reassumed the role of CIO Blend Strategies in February 2009. He had previously held the position from the inception of the firm's Blend services in 2002 through June 2008, guiding them from creation to leading forces in the style-blend space. Seth has throughout remained a member of the Blend investment team. In June 2008, Mr. Masters was appointed to head up the newly formed Defined Contribution business unit, and he will continue his oversight of our firm's services in this area. He is also responsible for overseeing research on liability-driven investing, portable alpha, and risk mitigation strategies. Mr. Masters serves on AllianceBernstein's Management Executive Committee, a group of key senior professionals responsible for managing the firm, enacting key strategic initiatives and allocating resources. Between 1994 and 2002, Mr. Masters was Chief Investment Officer for Emerging Market Value Equities. He joined Bernstein in 1991 as a research analyst covering banks, insurance companies, and other financial firms. Over the years, Mr. Masters has published numerous articles, including "Is There a Better Way to Rebalance?," "Emerging Markets: Managing the Impact of High Costs," "After the Fall: The Case for Emerging Markets Revisited," and more recently "Is there a better way to fix benchmarks" and "The future of Defined Contribution Pension Plans." Prior to AllianceBernstein, Mr. Masters worked as a senior associate at Booz, Allen & Hamilton from 1986 to 1990 and taught economics in China from 1983 to 1985. He earned a BA from Princeton University and an MPhil in economics from Oxford University. Location: New York


Judith A. DeVivo -- Senior Portfolio Manager -- Index Strategies

Ms. DeVivo is a senior vice president and senior portfolio manager. Ms. DeVivo manages equity portfolios benchmarked to a variety of indices including the S&P 500, S&P Midcap, MSCI EAFE, S&P Small Cap and Russell 2000 in addition to several customized accounts. Ms. DeVivo joined Alliance in 1971 and has held a variety of positions throughout the firm. Just prior to joining the Passive Management Group in 1984, Ms. DeVivo was head of portfolio administration for the firm. Location: New York

Rajen Jadav -- Vice President and Portfolio Manager

Mr. Jadav is currently a portfolio manager in the Global Fixed Income team. Prior to joining the team, he managed several tax-exempt money market funds in the Money Market group. Prior to joining the firm, Mr. Jadav was a fund accountant at Bankers Trust. Mr. Jadav holds a MA from New York University in Economics and a BS from SUNY at Stony Brook in Business Management and Economics. CFA Charterholder. Location: New York

Patrick Rudden -- Head -- Blend Strategies

Mr. Rudden was appointed Head -- Blend Strategies in 2009. Prior to this appointment, he was Head of Institutional Investment Solutions within the Blend team. In addition, for over eight years Mr. Rudden served as a Senior Portfolio Manager for our Value Equities services, having joined the firm in 2001. Mr. Rudden has published numerous articles and research papers including, "What It Means to be a Value Investor", "An Integrated Approach to Asset Allocation" (with Seth Masters) and "Taking the Risk out of Defined Benefit Pension Plans:
The Lure of LDI" (with Drew Demakis). Previously, Mr. Rudden was a managing director and head of global equity research at BARRA RogersCasey, an investment-consulting firm. Mr. Rudden earned an MA from Oxford University and an MBA from Cornell University. He is a CFA charterholder. Location: London

Karen Watkin -- Portfolio Manager -- Index Strategies

Ms. Watkin is a vice president and portfolio manager for the Blend Strategies group. Prior to this appointment in June 2008 she was Manager of the Blend and Value Portfolio Management Group (PMG) in London from 2006. She joined the firm in 2003 as an Associate Portfolio Manager for the Value Equities business and in 2005 she joined the Blend Strategies group to set up the PMG in London to support the fast growing Blend business. Prior to joining AllianceBernstein Ms. Watkin worked as a Management Consultant in the Capital Markets group of Accenture for 3 years where she focused on a number of strategic front-office initiatives at top tier investment banks. She holds a B.A. in Economics with European Study from Exeter University and is a CFA Charterholder. Location:
London

INVESTMENT PROFESSIONAL CONFLICT OF INTEREST DISCLOSURE


As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.



EMPLOYEE PERSONAL TRADING


AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a 90 day holding period for securities purchased by employees to discourage short-term trading.



MANAGING MULTIPLE ACCOUNTS FOR MULTIPLE CLIENTS


AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.



ALLOCATING INVESTMENT OPPORTUNITIES


AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein's procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.



PORTFOLIO MANAGER COMPENSATION


AllianceBernstein's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:


(i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

(ii) Discretionary incentive compensation in the form of an annual cash bonus:
AllianceBernstein's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein's leadership criteria.

(iii) Discretionary incentive compensation in the form of awards under AllianceBernstein's Partners Compensation Plan ("deferred awards"):
AllianceBernstein's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. Deferred awards, which are in the form of AllianceBernstein's publicly traded units, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment.



CONTRIBUTIONS UNDER ALLIANCEBERNSTEIN'S PROFIT SHARING/401(K) PLAN

The contributions are based on AllianceBernstein's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.


DISTRIBUTION OF THE CONTRACTS

Employees of AXA Equitable perform all marketing and service functions under the contract. AXA Equitable pays no sales commissions with respect to units of interest in any of the Separate Accounts available under the contracts; however, incentive compensation that ranges from 0.40% to 2% of first-year plan contributions, plus $65 per plan sale is paid on a periodic basis to these AXA Equitable employees. No contribution-based or asset-based incentive compensation is awarded on existing plans in subsequent years. This compensation is not paid out of plan or participant funds, and has no effect on plan fees, charges and expenses.


CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

JPMorgan Chase Bank, N.A. is the custodian for the shares of the Trusts owned by Separate Account Nos. 3, 4 and 10. There is no custodian for the shares of the Trusts owned by Separate Account No. 66.


The financial statements of each Separate Account at December 31, 2009 and for each of the two years in the period ended December 31, 2009, and the consolidated financial statements of AXA Equitable at December 31, 2009 and 2008 and for each of the three years in the period ended December 31, 2009 are included in this SAI in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


PricewaterhouseCoopers LLP provides independent audit services and certain other non-audit services to AXA Equitable as permitted by the applicable SEC independence rules, and as disclosed in AXA Equitable's Form 10-K. PricewaterhouseCoopers LLP's address is 300 Madison Avenue, New York, New York 10017.

OUR MANAGEMENT

We are managed by a Board of Directors which is elected by our shareholder(s). Our directors and certain of our executive officers and their principal occupations are as follows. Unless otherwise indicated, the following persons have been involved in the management of AXA Equitable and/or its affiliates in various executive positions during the last five years.




DIRECTORS

---------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------------------
Henri de Castries                      Director, MONY Life and MONY America (since July 2004); Director of AXA Equitable (since
AXA                                    September 1993); Chairman of the Board of AXA Financial (since April 1998); Vice
25, Avenue Matignon                    Chairman (February 1996 to April 1998). Chairman of the Management Board (since May
75008 Paris, France                    2001) and Chief Executive Officer of AXA (January 2000 to May 2002); Vice Chairman of
                                       AXA's Management Board (January 2000 to May 2001). Director or officer of various subsidiaries and affiliates of the AXA Group. Director of AllianceBernstein Corporation,
                                       the general partner of AllianceBernstein Holding and AllianceBernstein. A former
                                       Director of Donaldson, Lufkin and Jenrette ("DLJ") (July 1993 to November 2000).
---------------------------------------------------------------------------------------------------------------------------------
Denis Duverne                          Director, MONY Life and MONY America (since July 2004); Director of AXA Equitable (since
AXA                                    February 1998). Member of the AXA Management Board (since February 2003) and Chief
25, Avenue Matignon                    Financial Officer (since May 2003), prior thereto, Executive Vice President, Finance,
75008 Paris, France                    Control and Strategy, AXA (January 2000 to May 2003); prior thereto Senior Executive
                                       Vice President, International (US-UK-Benelux) AXA (January 1997 to January 2000); Member
                                       of the AXA Executive Committee (since January 2000); Director, AXA Financial (since
                                       November 2003), AllianceBernstein (since February 1996) and various AXA affiliated companies. Former Director of DLJ (February 1997 to November 2000).
---------------------------------------------------------------------------------------------------------------------------------
Mary (Nina) Henderson                  Director, MONY Life and MONY America (since July 2004); Founder of Henderson Advisory
Henderson Advisory Consulting          Consulting (since January 2001); Retired Corporate Vice President, Core Business
425 East 86th Street, Apt. 12-C        Development of Bestfoods (June 1999 to December 2000). Prior thereto, President,
New York, NY 10028                     Bestfoods Grocery (formerly CPC International, Inc.) and Vice President, Bestfoods (1997
                                       to 2000). Director and Chairperson of the Nominating & Governance Committee and Lead
                                       Director of DelMonte Foods Co., Director and Member of the Audit Committee of PACTIV
                                       Corporation and Royal Dutch Shell plc; Former Director, Hunt Corporation (1992 to 2002);
                                       Director, AXA Financial and AXA Equitable (since December 1996).
---------------------------------------------------------------------------------------------------------------------------------
James F. Higgins                       Director, MONY Life and MONY America (since July 2004); Director of AXA Equitable (since
Morgan Stanley                         December 2002). Former Senior Advisor, Morgan Stanley (June 2000 to 2004);
Harborside Financial Center            Director/Trustee, Morgan Stanley Funds (since June 2000); Director, AXA Financial (since
Plaza Two, Second Floor                December 2002); President and Chief Operating Officer -- Individual Investor Group,
Jersey City, NJ 07311                  Morgan Stanley Dean Witter (June 1997 to June 2000); President and Chief Operating
                                       Officer -- Dean Witter Securities, Dean Witter Discover & Co. (1993 to May 1997);
                                       Director and Chairman of the Executive Committee, Georgetown University Board of
                                       Regents; Director, The American Ireland Fund; and a member of The American Association of Sovereign Military Order of Malta.
---------------------------------------------------------------------------------------------------------------------------------
Scott D. Miller                        Director, MONY Life and MONY America (since July 2004); Director of AXA Equitable (since
SSA & Company                          September 2002). Chief Executive Officer, (since February 2005) of SSA & Company. Prior
315 East Hopkins Avenue                thereto, President (May 2004 to February 2005). Prior thereto, Vice Chairman (March 2003
Aspen, CO 81611                        to May 2004), Hyatt Hotels Corporation; President (January 2000 to March 2003);
                                       Director, AXA Financial (since September 2002); NAVTEQ (May 2004 to 2009); Director,
                                       Interval International (January 1998 to June 2003); Executive Vice President, Hyatt
                                       Development Corporation (1997 to 2000); Director, Schindler Holdings, Ltd. (January 2002
                                       to 2006).
---------------------------------------------------------------------------------------------------------------------------------
Joseph H. Moglia                       Director, MONY Life and MONY America (since July 2004); Director of AXA Equitable (since
TD Ameritrade Holding Corporation      November 2002). Chairman of the Board, TD Ameritrade Holding Corporation (since October
4211 South 102nd Street                2008) Prior thereto, Chief Executive Officer (March 2001 to October 2008); Director, AXA
Omaha, NE 68127                        Financial (since November 2002); Senior Vice President, Merrill Lynch & Co., Inc. (1984
                                       to March 2001).
---------------------------------------------------------------------------------------------------------------------------------

DIRECTORS (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------------------
Peter J. Tobin                         Director, MONY Life and MONY America (since July 2004); Director of AXA Equitable (since
1 Briarwood Lane                       March 1999); Special Assistant to the President, St. John's University (September 2003
Denville, NJ 07834                     to June 2005); prior thereto, Dean, Peter J. Tobin College of Business, St. John's
                                       University (August 1998 to September 2003). Director, AllianceBernstein Corporation
                                       (since May 2000); CIT Group, Inc. (May 1984 to June 2001, June 2002 to February 2010),
                                       H. W. Wilson Co. and Junior Achievement of New York, Inc. and Member and Officer of Rock
                                       Valley Tool, LLC. Director of AXA Financial (since March 1999).
---------------------------------------------------------------------------------------------------------------------------------
Charlynn Goins                         Director of AXA Financial, Inc., AXA Equitable, MONY Life and MONY America (since
30 Beekman Place                       September 2006). Vice Chairman of the Board (Distribution Committee) of The New York
Apt. 8A                                Community Trust (since June 2008). Formerly, Chairperson of New York City Health and
New York, NY 10022                     Hospitals Corporation (June 2004 to June 2008). Prior thereto, Independent Trustee of the Mainstay Funds, c/o New York Life Insurance Company's family of mutual funds (March
                                       2001 to July 2006). Member of the Distribution Committee of The New York Community Trust
                                       (since 2002); Member of the Board of Trustees of the Brooklyn Museum (since 2002);
                                       Member of the Council on Foreign Relations (since 1991). Member of the Board of
                                       Directors of Fannie Mae (since December 2008).
---------------------------------------------------------------------------------------------------------------------------------
Anthony J. Hamilton                    Director of AXA Financial, Inc. (since December 1995). Director of AXA Equitable, MONY
AXA UK plc                             Life and MONY America (since May 2006). Chairman of AXA UK plc (since 1997). Prior
5 Old Broad Street                     thereto, Chief Executive Officer (1978 to October 2002) and Director (April 1978 to
London, England EC2N 1AD               January 2005) of Fox-Pitt, Kelton Group Limited. Currently, Chairman of the Investment
                                       Committee and Chairman of the Remuneration and Nomination Committee of AXA UK plc;
                                       Member of the Supervisory Board and Chairman of the Audit Committee and Member of the
                                       Compensation Committee of AXA (since 1997); Director of Binley Limited (since 1994);
                                       Director of TAWA plc (since 2004); Member of the Board of Governors of Club de Golf
                                       Valderrama (since June 2006).
---------------------------------------------------------------------------------------------------------------------------------
Lorie A. Slutsky                       Director of AXA Financial, Inc., AXA Equitable, MONY Life and MONY America (since
The New York Community Trust           September 2006). President of The New York Community Trust (since 1990). Prior thereto,
909 Third Avenue                       Executive Vice President of The New York Community Trust (1987 to 1990). Director and
New York, NY 10022                     Chairperson of Corporate Governance Committee and Member of Executive and Compensation
                                       Committees of AllianceBernstein Corporation (since July 2002); Director (since 1997) and
                                       Chairman of the Board (since April 2004) of BoardSource; Co-Chairperson of Panel on the
                                       Nonprofit Sector (since May 2005); Trustee of The New School University (since 1999);
                                       Chairman of the Board of Governors of the Milano School of Management & Urban Policy
                                       (The New School) (since September 2003).
---------------------------------------------------------------------------------------------------------------------------------
Ezra Suleiman                          Director of AXA Financial, Inc., AXA Equitable, MONY Life and MONY America (since May
Princeton University                   2006). Professor of Politics, IBM Professor of International Studies - Director.
Corwin Hall                            Formerly, Director, Program in European Studies at Princeton University (September 1979
Princeton, NJ 08544                    to 2008) and Professor of Politics (since September 1979) of Princeton University.
                                       Member of AXA's Supervisory Board (since April 2003); Currently, President of the
                                       Advisory Board of Institut Montaigne; President of the Editorial Board of Comparative
                                       Politics; President of the Editorial Committee of La Revue des Deux Mondes and Politique
                                       Americaine; Member of HEC International Advisory Board.
---------------------------------------------------------------------------------------------------------------------------------
Peter S. Kraus                         Director of AXA Financial, Inc., AXA Equitable, MONY Life and MONY America (since
AllianceBernstein Corporation          February 2009). Director, Chairman of the Board and Chief Executive Officer of
1345 Avenue of the Americas            AllianceBernstein Corporation (since December 2008). Prior thereto, Executive Vice
New York, NY 10105                     President of Merrill Lynch & Co. (September 2008 to December 2008). Prior thereto,
                                       Co-Head, Investment Management Division of Goldman Sachs Group, Inc. (March 1986 to
                                       March 2008); also held the following positions: Co-Head of the Financial Institutions
                                       Group Tokyo (1990-1996); Partner (1994); Managing Director (1996). Currently, Director
                                       of Keewaydin Camp; Chairman of the Investment Committee of Trinity College; Chairman of
                                       the Board of Overseers of California Institute of the Arts; and Co-Chair of Friends of
                                       the Carnegie International.
---------------------------------------------------------------------------------------------------------------------------------

OFFICERS -- DIRECTORS

---------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------------------
Christopher M. Condron                 Director, Chairman of the Board, President (July 2004 to September 2005, February 2006
                                       to present) and Chief Executive Officer, MONY Life and MONY America (since July 2004);
                                       Chairman of the Board, President (July 2004 to September 2005) and Chief Executive
                                       Officer, MONY Holdings, LLC (July 2004 to November 2007); Director, Chairman of the
                                       Board, President (May 2002 to September 2005, February 2006 to present) and Chief
                                       Executive Officer, AXA Equitable (since May 2001); Director, President and Chief
                                       Executive Officer, AXA Financial (since May 2001); Chairman of the Board, President (May
                                       2001 to September 2005, February 2006 to present) and Chief Executive Officer (AXA
                                       Equitable Financial Services, LLC (since May 2001); Member of AXA's Management Board
                                       (since May 2001); Member of AXA's Executive Committee; Director (since May 2004) and
                                       President (since September 2005), AXA America Holdings, Inc.; Director,
                                       AllianceBernstein Corporation (since May 2001); Director, Chairman of the Board,
                                       President (June 2001 to September 2005, January 2006 to present) and Chief Executive
                                       Officer, AXA Equitable Life and Annuity Company (since June 2001); Director and
                                       Chairman, U.S. Financial Life Insurance Company (December 2006 to May 2007); Member of
                                       the Board, American Council of Life Insurers (since January 2007); Director, Chairman of the Compensation Committee and Member of the Audit Committee and Corporate Governance
                                       and Nominating Committee, KBW, Inc. (since January 2007); Director, Vice Chairman and
                                       Member of Financial Services Roundtable; Director, The Advest Group, Inc. (July 2004 to
                                       December 2005); Director and Treasurer, The American Ireland Fund (since 1999); Board of
                                       Trustees of The University of Scranton (1995 to 2002); Former Member of the Investment
                                       Company Institute's Board of Governors (October 2001 to 2005); prior thereto, October
                                       1997 to October 2000) and Executive Committee (1998 to 2000); Former Trustee of The
                                       University of Pittsburgh; Former Director, St. Sebastian Country Day School (1990 to
                                       June 2005); Former Director, the Massachusetts Bankers Association; President and Chief
                                       Operating Officer, Mellon Financial Corporation (1999 to 2001); Chairman and Chief
                                       Executive Officer, Dreyfus Corporation (1995 to 2001).
---------------------------------------------------------------------------------------------------------------------------------




OTHER OFFICERS

---------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------------------
Jennifer Blevins                       Executive Vice President, MONY Life and MONY America (since July 2004); Executive Vice
                                       President (since January 2002), AXA Equitable; Executive Vice President (since January
                                       2002), AXA Equitable Financial Services, LLC; Director, MONY Assets Corp. (since June
                                       2006); Director, MONY Benefits Management Corp. (since July 2004); prior thereto, Senior
                                       Vice President and Managing Director, Worldwide Human Resources, Chubb and Son, Inc.
                                       (1999 to 2001); Senior Vice President and Deputy Director of Worldwide Human Resources,
                                       Chubb and Son, Inc. (1998 to 1999).
---------------------------------------------------------------------------------------------------------------------------------
Harvey Blitz                           Senior Vice President (since July 2004) MONY Life and MONY America; Senior Vice
                                       President (September 1987 to present) AXA Equitable; Senior Vice President (since July
                                       1992) AXA Financial, Inc.; Senior Vice President (since September 1999) AXA Equitable
                                       Financial Services, LLC; Senior Vice President, AXA America Holdings, Inc. (since
                                       September 2005); Senior Vice President (since December 1999) AXA Equitable Life and
                                       Annuity Company; Director (since January 2006) and Chairman of the Board (June 2003 to
                                       March 2005) Frontier Trust Company, FSB ("Frontier"); Director (since July 1999) AXA
                                       Advisors LLC; Senior Vice President (since July 1999) and former Director (July 1999 until July 2004) AXA Network, LLC (formerly EquiSource); Director and Officer of various
                                       AXA Equitable affiliates.
---------------------------------------------------------------------------------------------------------------------------------

OTHER OFFICERS (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------------------
Kevin R. Byrne                         Executive Vice President (November 2008 to present), Treasurer (July 2004 to present)
                                       and Chief Investment Officer (September 2004 to present) of MONY Financial Services,
                                       Inc., MONY Life and MONY America; prior thereto, Senior Vice President (July 2004 to
                                       November 2008). Executive Vice President (November to present), Treasurer (September
                                       2003 to present) and Chief Investment Officer (September 2004 to present) of AXA
                                       Equitable; prior thereto, Senior Vice President (July 1997 to November 2008), Vice
                                       President (February 1989 to July 1997), Deputy Treasurer (February 1989 to September
                                       1993). Executive Vice President (November 2008 to present), Treasurer (September 1993 to present) and Chief Investment Officer (September 2004 to present) of AXA Financial,
                                       Inc.; prior thereto, Senior Vice President (September 1997 to November 2008); Vice
                                       President (May 1992 to September 1997) and Assistant Treasurer (May 1992 to September
                                       1993). Executive Vice President (November 2008 to present), Treasurer (September 1999 to present) and Chief Investment Officer (September 2004 to present) of AXA Equitable
                                       Financial Services, LLC; prior thereto, Senior Vice President (September 1999 to
                                       November 2008). Senior Vice President (September 2005 to present) and Treasurer
                                       (November 2008 to present) of AXA America Holdings, Inc. Director, Chairman of the Board
                                       and President (July 2004 to December 2005), MONY Capital Management, Inc. Director,
                                       Senior Vice President and Treasurer (since July 2004), MONY Benefits Management Corp.
                                       Director and Chairman of the Board (July 2004 to May 2005), Matrix Private Equities,
                                       Inc. and Matrix Capital Markets Group, Inc. Director, Treasurer (July 2004 to May 2005),
                                       and Senior Vice President (since December 2006); 1740 Advisers, Inc. Director, Executive
                                       Vice President and Treasurer (since July 2004), MONY Asset Management, Inc.; Director
                                       (since July 2004) and Chief Financial Officer (since April 2006), MONY Agricultural
                                       Investment Advisers, Inc. President and Treasurer (since October 2004), MONY
                                       International Holdings, LLC. Director, President and Treasurer (since November 2004),
                                       MONY Life Insurance Company of the Americas, Ltd. and MONY Bank & Trust Company of the
                                       Americas, Ltd. Director and Deputy Treasurer (since December 2001), AXA Technology
                                       Services. Senior Vice President, Chief Investment Officer (since September 2004) and
                                       Treasurer (since December 1997), AXA Equitable Life & Annuity Company. Treasurer,
                                       Frontier Trust Company, FSB (June 2000 until July 2007); and AXA Network, LLC (since
                                       December 1999). Director (since July 1998), Chairman (since August 2000), and Chief
                                       Executive Officer (since September 1997), Equitable Casualty Insurance Company.
                                       Executive Vice President (since October 2009), Chief Financial Officer (since March
                                       2010) and Treasurer, AXA Distribution Holding Corporation (since November 1999); and AXA
                                       Advisors, LLC (since December 2001). Director, Chairman, President and Chief Executive
                                       Officer (August 1997 to June 2002), Equitable JV Holding Corporation. Director (since
                                       July 1997), and Senior Vice President and Chief Financial Officer (since April 1998),
                                       ACMC, Inc. Director, President and Chief Executive Officer (since December 2003), AXA
                                       Financial (Bermuda) Ltd. Director (since January 2005), Senior Vice President and Chief
                                       Investment Officer (since February 2005), Director (since March 2010), Executive Vice
                                       President (since December 2008), Chief Financial Officer (since March 2010), Chief
                                       Investment Officer and Treasurer (since December 2008), MONY Financial Services, Inc.
                                       U.S. Financial Life Insurance Company; Treasurer (November 2000 to December 2003),
                                       Paramount Planners, LLC. Vice President and Treasurer (March 1997 to December 2002) EQ
                                       Advisors Trust. Director (July 1997 to May 2001) and President and CEO (August 1997 to
                                       May 2001), EQ Services, Inc. Director, AXA Alternative Advisors, Inc. (formerly AXA
                                       Global Structured Products); Director, Executive Vice President and Treasurer (July 2004
                                       to February 2005), MONY Realty Capital, Inc. and MONY Realty Partners, Inc.
---------------------------------------------------------------------------------------------------------------------------------
Claude Methot                          Executive Vice President of AXA Equitable Financial Services, LLC, AXA Equitable, MONY
                                       Life and MONY America (September 2008 to present); prior thereto, Senior Vice President of AXA Equitable Financial Services, LLC, AXA Equitable, MONY Life and MONY Life and
                                       MONY America (September 2007 to September 2008). Offer and Innovation Director - Life
                                       and P&C in Group Marketing of AXA Group (date unknown to September 2007); prior thereto,
                                       Group Chief Actuary and Director - Product Development of AXA Group (2002 to date unknown); Corporate Actuary of AXA Group (1999 to 2002).
---------------------------------------------------------------------------------------------------------------------------------

OTHER OFFICERS (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------------------
Richard S. Dziadzio                    Senior Executive Vice President (since January 2010) and Chief Financial Officer (since
                                       December 2006), AXA Equitable, prior thereto, Executive Vice President (September 2004 to January 2010) and Chief Financial Officer (since December 2006); Executive Vice
                                       President and Deputy Chief Financial Officer (September 2005 to December 2006);
                                       Executive Vice President (since July 2004) and Chief Financial Officer (since December
                                       2006), MONY Life and MONY America, prior thereto, Executive Vice President and Deputy
                                       Chief Financial Officer (September 2005 to December 2006); Executive Vice President
                                       (since September 2005) and Chief Financial Officer (since December 2006), AXA Financial, prior thereto, Executive Vice President and Deputy Chief Financial Officer (September
                                       2005 to December 2006); Director (since January 2007), Senior Executive Vice President
                                       (since January 2010) and Chief Financial Officer (since December 2006), AXA Equitable
                                       Financial Services, LLC; prior thereto, Executive Vice President (September 2004 to
                                       January 2010) and Chief Financial Officer (since December 2006); Director (since July
                                       2004), AXA Advisors, LLC; Director, Chairman, President and Chief Executive Officer
                                       (since March 2010), ACMC, Inc.; Director and Executive Vice President (since December
                                       2006), AXA America Holdings, Inc.; Executive Vice President and Chief Financial Officer
                                       (since December 2006), AXA Equitable Life and Annuity Company; Director, Chairman of the
                                       Board, President and Chief Executive Officer (since March 2010), AXA Distribution
                                       Holding Corporation, formerly, Executive Vice President and Chief Financial Officer
                                       (December 2006 to March 2010),; Director (since July 2004), MONY Capital Management,
                                       Inc. and MONY Agricultural Investment Advisers, Inc.; Director (since December 2006),
                                       Chairman of the Board, President and Chief Executive Officer (since March 2010), MONY
                                       Financial Services, Inc; prior thereto, Executive Vice President and Chief Financial
                                       Officer (December 2006 to March 2010);.Executive Vice President and Chief Financial
                                       Officer (December 2006 to November 2007), MONY Holdings, LLC; 1740 Advisers, Inc. and
                                       MONY Asset Management, Inc.; Director (since November 2004), Frontier Trust Company,
                                       FSB; Director (January 2005 to July 2007), MONY Financial Resources of the Americas
                                       Limited. Formerly, Director (July 2004 to December 2005), The Advest Group, Inc.;
                                       Director (July 2004 to February 2005), MONY Realty Capital, Inc. and MONY Realty
                                       Partners, Inc.; Director (July 2004 to May 2005), Matrix Capital Markets Group, Inc. and
                                       Matrix Private Equities, Inc. Business Support and Development (February 2001 to June
                                       2004), GIE AXA; Head of Finance Administration (November 1998 to February 2001), AXA
                                       Real Estate Investment Managers.
---------------------------------------------------------------------------------------------------------------------------------
Alvin H. Fenichel                      Senior Vice President (July 2004 to present) and Chief Accounting Officer (May 2008 to present) of MONY Life and MONY America; prior thereto, Controller (July 2004 to May
                                       2008). Senior Vice President (December 1999 to present) and Chief Accounting Officer
                                       (May 2008 to present) of AXA Financial, AXA Equitable, AXA Equitable Financial Services,
                                       LLC and MONY Financial Services, Inc.; prior thereto, Controller (December 1999 to May
                                       2008). Senior Vice President (December 1999 to present) and Chief Accounting Officer
                                       (May 2008 to present) of AXA Equitable Life and Annuity Company. Previously held other
                                       Officerships with AXA Equitable and its affiliates.
---------------------------------------------------------------------------------------------------------------------------------
Barbara Goodstein                      Executive Vice President (since July 2005), MONY Life, MONY America and AXA Equitable
                                       Financial Services, LLC. Executive Vice President (since July 2005), AXA Equitable.
                                       Director (since November 2005), AXA Advisors, LLC. Senior Vice President (September 2001
                                       to January 2005), JP Morgan Chase; President and Chief Executive Officer (February 1998
                                       to August 2001), Instinet.com.
---------------------------------------------------------------------------------------------------------------------------------
Dave S. Hattem                         Senior Vice President (September 1999 to present) and General Counsel (February 2010 to present) of AXA Equitable and AXA Equitable Financial Services, LLC; prior thereto,
                                       Senior Vice President (September 1999 to present) and Deputy General Counsel (May 2004 to February 2010), Associate General Counsel (September 1999 to May 2004). Senior Vice
                                       President and Deputy General Counsel of AXA Financial, Inc. (September 2008 to present).
                                       Senior Vice President and Deputy General Counsel of MONY Life, MONY America and MONY
                                       Financial Services, Inc. (July 2004 to present). Senior Vice President and Deputy
                                       General Counsel of AXA Equitable Life and Annuity Company (since August 2008). Senior
                                       Vice President and Deputy General Counsel of MONY Holdings, LLC (July 2004 to November
                                       2007).
---------------------------------------------------------------------------------------------------------------------------------

OTHER OFFICERS (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------------------
Jeffrey Green                          Senior Vice President (since July 2004) of MONY Life and MONY America. Senior Vice
                                       President (September 2002 to present) AXA Equitable. Senior Vice President (since
                                       September 2002) of AXA Equitable Financial Services, LLC; Director, President and Chief
                                       Operating Officer (since November 2002) AXA Network, LLC; Senior Vice President (since
                                       October 2002) AXA Advisors, LLC. Director, President and Chief Operating Officer (since
                                       July 2004), MONY Brokerage, Inc. and its subsidiaries. Senior Vice President, Product
                                       Manager of Solomon Smith Barney (1996 to September 2002).
---------------------------------------------------------------------------------------------------------------------------------
Karen Field Hazin                      Vice President, Secretary and Associate General Counsel (since June 2005), MONY Life,
                                       MONY America and AXA Equitable Financial Services, LLC. Vice President, Secretary and
                                       Associate General Counsel (since June 2005), AXA Equitable; prior thereto, Counsel
                                       (April 2005 to June 2005), Assistant Vice President and Counsel (December 2001 to June
                                       2003), Counsel (December 1996 to December 2001). Vice President, Secretary and Associate
                                       General Counsel (since June 2005), AXA Financial, Inc. Vice President and Secretary
                                       (since September 2005), AXA America Holdings, Inc. Vice President, Secretary and
                                       Associate General Counsel (since June 2005), AXA Equitable Life and Annuity Company.
                                       Vice President, Secretary and Associate General Counsel (since June 2005), AXA
                                       Distribution Holding Corporation. Vice President, Secretary and Associate General
                                       Counsel (June 2005 until November 2007), MONY Holdings, LLC.
---------------------------------------------------------------------------------------------------------------------------------
Gary W. Hirschkron                     Senior Vice President, MONY Life and MONY America (since July 2004); Senior Vice
                                       President, AXA Equitable (since September 2002), Senior Vice President, AXA Equitable
                                       Financial Services, LLC (since September 2002); prior thereto, Managing Director,
                                       Management Compensation Group Northwest, LLC (1983 to September 2002).
---------------------------------------------------------------------------------------------------------------------------------
Andrew McMahon                         Executive Vice President (since September 2005), MONY Life and MONY America; prior thereto, Senior Vice President (March 2005 to September 2005). Senior Executive Vice
                                       President and President, Financial Protection and Wealth Management (since January
                                       2010), AXA Equitable and AXA Equitable Financial Services, LLC; prior thereto, Executive
                                       Vice President (September 2005 to January 2010), Senior Vice President (March 2005 to
                                       September 2005). Director (since December 2005) and Chairman of the Board (since July
                                       2007); prior thereto, Vice Chairman of the Board (December 2005 until July 2007), AXA
                                       Network, LLC, AXA Network of Connecticut, Maine and New York, LLC, AXA Network Insurance
                                       Agency of Massachusetts, LLC. Director and Vice Chairman of the Board (since January
                                       2006), MONY Brokerage, Inc and its subsidiaries. Director (since February 2007) and
                                       Chairman of the Board (since July 2007), AXA Advisors, LLC. Partner (June 1997 to March
                                       2005), McKinsey & Company.
---------------------------------------------------------------------------------------------------------------------------------
Charles A. Marino                      Executive Vice President (since September 2006) and Chief Actuary (since September
                                       2005), AXA Equitable, prior thereto, Senior Vice President (September 2000 to September
                                       2006), Actuary (May 1998 to September 2005), Vice President (May 1998 to September
                                       2000), Assistant Vice President (October 1991 to May 1998); Executive Vice President
                                       (since September 2006) and Chief Actuary (since September 2005), MONY Life and MONY
                                       America, prior thereto, Senior Vice President (July 2004 to September 2006); Executive
                                       Vice President (since September 2006) and Chief Actuary (since September 2005), AXA
                                       Equitable Financial Services, LLC, prior thereto, Senior Vice President (September 2000 to September 2006), Actuary (September 1999 to September 2005). Director and Vice
                                       President (since December 2003), AXA Financial (Bermuda) Ltd. Senior Vice President and
                                       Appointed Actuary, AXA Equitable Life and Annuity Company. Director (since May 2007) and
                                       President (since January 2008), U.S. Financial Life Insurance Company, prior thereto,
                                       Senior Vice President (December 2004 to January 2008) and Chief Actuary (August 2006 to
                                       January 2008); Appointed Actuary (December 2004 to August 2006). Senior Vice President
                                       and Actuary, AXA Corporate Solutions Life Reinsurance Company.
---------------------------------------------------------------------------------------------------------------------------------
Kevin E. Murray                        Executive Vice President and Chief Information Officer (February 2005 to present) of
                                       MONY Life and MONY America. Executive Vice President and Chief Information Officer
                                       (February 2005 to present); prior thereto, Senior Vice President (September 2004 to
                                       February 2005) AXA Equitable. Senior Vice President (February 2005 to present) of AXA
                                       Equitable Financial Services, LLC. Senior Vice President / Group Chief Information
                                       Officer (1996 to September 2004) of AIG.
---------------------------------------------------------------------------------------------------------------------------------

OTHER OFFICERS (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------------------
Andrew Raftis                          Senior Vice President and Auditor, AXA Financial, Inc., AXA Equitable Financial
                                       Services, LLC, MONY Life Insurance Company and MONY Life Insurance Company of America
                                       (since September 2007); Deputy Head of AXA Group Audit, GIE AXA (January 2002 to June
                                       2007); Group Risk Management Executive, AXA Asia Pacific (October 1997 to December
                                       2001); Group Compliance Manager and Corporate Lawyer, AXA National Mutual (February 1989
                                       to October 1997); Lawyer, Molomby & Molomby (Middletons) (February 1986 to January
                                       1989).
---------------------------------------------------------------------------------------------------------------------------------
Anthony F. Recine                      Senior Vice President, Chief Compliance Officer and Associate General Counsel (February
                                       2005 to present) of MONY Life and MONY America. Senior Vice President, Chief Compliance
                                       Officer (February 2005 to present), and Deputy General Counsel (February 2010 to present) AXA Equitable and AXA Equitable Financial Services, LLC, prior thereto, Senior
                                       Vice President, Chief Compliance Officer and Associate General Counsel (February 2005 to
                                       February 2010), AXA Equitable and AXA Equitable Financial Services, LLC, Vice President,
                                       Deputy General and Chief Litigation Counsel (2000 to February 2005) of The MONY Group;
                                       prior thereto, Vice President and Chief Litigation Counsel (1990 to 2000).
---------------------------------------------------------------------------------------------------------------------------------
James A. Shepherdson                   Executive Vice President (since September 2005), MONY Life and MONY America. Senior
                                       Executive Vice President and President, Retirement Savings (since January 2010), AXA
                                       Equitable and AXA Equitable Financial Services, LLC, prior thereto, Executive Vice
                                       President (September 2005 to January 2010). Director (since August 2005), AXA Advisors,
                                       LLC. Director, Chairman of the Board, President and Chief Executive Officer (since
                                       August 2005), AXA Distributors, LLC, AXA Distributors Insurance Agency, LLC, AXA
                                       Distributors Insurance Agency of Alabama, LLC, AXA Distributors Insurance Agency of
                                       Massachusetts, LLC. Chief Executive Officer (February 2003 to August 2005), John Hancock
                                       Financial Services / John Hancock Funds. Co-Chief Executive Officer (March 2000 to June
                                       2002), Met Life Investors Group.
---------------------------------------------------------------------------------------------------------------------------------
Richard V. Silver                      Executive Vice President and General Counsel, MONY Life and MONY America (since July
                                       2004); Executive Vice President and General Counsel, LLC, MONY Holdings, LLC (July 2004
                                       until November 2007); Senior Executive Vice President, Chief Administrative Officer and
                                       Chief Legal Officer (since January 2010), AXA Equitable. Prior thereto, Executive Vice
                                       President (since September 2001) and General Counsel (November 1999 to January 2010),
                                       Senior Vice President (February 1995 to September 2001), Deputy General Counsel (October
                                       1996 to November 1999). Executive Vice President and General Counsel (since September
                                       2001), AXA Financial; prior thereto, Senior Vice President and Deputy General Counsel
                                       (October 1996 to September 2001). Executive Vice President (since September 2001) and
                                       General Counsel (since November 1999), AXA Equitable Financial Services, LLC. Executive
                                       Vice President (since September 2001) and General Counsel (since December 1999), AXA
                                       Equitable Life and Annuity Company. Director, Executive Vice President and General
                                       Counsel (since July 2004), MONY Financial Services, Inc. Director (since January 2007),
                                       AXA Distribution Holding Corporation. Previously, Director of AXA Advisors, LLC.
---------------------------------------------------------------------------------------------------------------------------------
Mary Fernald                           Senior Vice President and Chief Underwriting Officer of AXA Equitable, AXA Equitable
                                       Financial Services, LLC, MONY Life and MONY America (September 2008 to present); Senior
                                       Vice President, Chief Underwriter of Scottish Re (2000 to September 2008).
---------------------------------------------------------------------------------------------------------------------------------

                           FINANCIAL STATEMENTS INDEX

The financial statements of AXA Equitable included in this Statement of Additional Information should be considered only as bearing upon the ability of AXA Equitable to meet its obligations under the group annuity contract. They should not be considered as bearing upon the investment experience of the Funds. The financial statements of Separate Account Nos. 3 (Pooled), 4 (Pooled), 10 (Pooled) and 66 reflect applicable fees, charges and other expenses under the Program as in effect during the periods covered, as well as the charges against the accounts made in accordance with the terms of all other contracts participating in the respective separate accounts, if applicable.

--------------------------------------------------------------------------------------------------------------------
                                                                                                               PAGE
--------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT NOS. 13 (POOLED),   Report of Independent Registered Public Accounting Firm...............   FSA-1
10 (POOLED), 4 (POOLED), 3 (POOLED)
AND 66 (POOLED))
--------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 13 (POOLED)     Statement of Assets and Liabilities, December 31, 2009................   FSA-2
                                     -------------------------------------------------------------------------------
                                     Statement of Operations for the Year Ended December 31, 2009..........   FSA-3
                                     -------------------------------------------------------------------------------
                                     Statements of Changes in Net Assets for the Years
                                     Ended December 31, 2009 and 2008......................................   FSA-4
                                     -------------------------------------------------------------------------------
                                     Portfolio of Investments, December 31, 2009...........................   FSA-5
--------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 10 (POOLED)     Statement of Assets and Liabilities, December 31, 2009................  FSA-12
                                     -------------------------------------------------------------------------------
                                     Statement of Operations for the Year Ended December 31, 2009..........  FSA-13
                                     -------------------------------------------------------------------------------
                                     Statements of Changes in Net Assets for the Years
                                     Ended December 31, 2009 and 2008......................................  FSA-14
                                     -------------------------------------------------------------------------------
                                     Portfolio of Investments, December 31, 2009...........................  FSA-15
--------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)      Statement of Assets and Liabilities, December 31, 2009................  FSA-28
                                     -------------------------------------------------------------------------------
                                     Statement of Operations for the Year Ended December 31, 2009..........  FSA-29
                                     -------------------------------------------------------------------------------
                                     Statements of Changes in Net Assets for the Years
                                     Ended December 31, 2009 and 2008......................................  FSA-30
                                     -------------------------------------------------------------------------------
                                     Portfolio of Investments, December 31, 2009...........................  FSA-31
--------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 3 (POOLED)      Statement of Assets and Liabilities, December 31, 2009................  FSA-40
                                     -------------------------------------------------------------------------------
                                     Statements of Operations for the Year Ended December 31, 2009.........  FSA-41
                                     -------------------------------------------------------------------------------
                                     Statements of Changes in Net Assets for the Years
                                     Ended December 31, 2009 and 2008......................................  FSA-42
                                     -------------------------------------------------------------------------------
                                     Portfolio of Investments, December 31, 2009...........................  FSA-43
--------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 66 (POOLED)     Statements of Assets and Liabilities, December 31, 2009...............  FSA-46
                                     -------------------------------------------------------------------------------
                                     Statements of Operations for the Year Ended December 31, 2009.........  FSA-57
                                     -------------------------------------------------------------------------------
                                     Statements of Changes in Net Assets for the Years
                                     Ended December 31, 2009 and 2008......................................  FSA-67
--------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT NOS. 13 (POOLED),   Notes to Financial Statements.........................................  FSA-80
10 (POOLED), 4 (POOLED), 3 (POOLED)
AND 66 (POOLED)
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
AXA EQUITABLE LIFE  Reports of Independent Registered Public Accounting Firm.............................   F-1
INSURANCE COMPANY   ------------------------------------------------------------------------------------------------
                    Consolidated Balance Sheets as of December 31, 2009 and 2008.........................   F-2
                    ------------------------------------------------------------------------------------------------
                    Consolidated Statements of Earnings, Years
                    Ended December 31, 2009, 2008 and 2007...............................................   F-3
                    ------------------------------------------------------------------------------------------------
                    Consolidated Statements of Shareholder's Equity, Years
                    Ended December 31, 2009, 2008 and 2007...............................................   F-5
                    ------------------------------------------------------------------------------------------------
                    Consolidated and Comprehensive Income, Years
                    Ended December 31, 2009, 2008 and 2007...............................................   F-6
                    ------------------------------------------------------------------------------------------------
                    Consolidated Statements of Cash Flows, Years
                    Ended December 31, 2009, 2008 and 2007...............................................   F-7
                    ------------------------------------------------------------------------------------------------
                    Notes to Consolidated Financial Statements...........................................   F-9
--------------------------------------------------------------------------------------------------------------------
                    The financial statements of the Funds reflect fees, charges and other expenses of the
                    Separate Accounts applicable to contracts under Members Retirement Program as in effect during the periods covered, as well as the expense charges made in accordance with the terms of all other contracts participating in the respective Funds.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors of
AXA Equitable Life Insurance Company
and Contractowners of Separate Account Nos. 13, 10, 4, 3 and 66 of AXA Equitable Life Insurance Company:


In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of Separate Account Nos. 13 (Pooled), 10 (Pooled), 4 (Pooled), 3 (Pooled), and each of the Separate Variable Investment Options of 66 of AXA Equitable Life Insurance Company ("AXA Equitable") at December 31, 2009, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of AXA Equitable's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, brokers and the underlying funds' transfer agents, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
New York, New York
April 19, 2010

                                     FSA-1

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 13 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

Statement of Assets and Liabilities
DECEMBER 31, 2009

------------------------------------------------------------------------------------
ASSETS:
Investments (Notes 2 and 3):
 Long-term debt securities -- at value (amortized cost: $17,378,499)  .  $17,371,960
Cash...................................................................      152,734
Receivable for investment securities sold..............................      228,029
Interest and other receivables.........................................      197,014
------------------------------------------------------------------------------------
Total assets...........................................................   17,949,737
------------------------------------------------------------------------------------
LIABILITIES:
Payable for investment securities purchased............................       40,130
Due to AXA Equitable's General Account.................................           12
Due to custodian.......................................................        4,933
Accrued expenses.......................................................       20,208
------------------------------------------------------------------------------------
Total liabilities......................................................       65,283
------------------------------------------------------------------------------------
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION...........  $17,884,454
====================================================================================


                                                    UNITS OUTSTANDING    UNIT VALUES
                                                    -----------------    -----------
Institutional ....................................        1,641          $ 10,888.23
RIA ..............................................          125              100.78

The accompanying notes are an integral part of these financial statements.

                                     FSA-2

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 13 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

Statement of Operations
YEAR ENDED DECEMBER 31, 2009

----------------------------------------------------------------------------------
INVESTMENT INCOME (NOTE 2):
Interest.............................................................  $  845,829
----------------------------------------------------------------------------------
EXPENSES (NOTE 6):
Operating and expense charges........................................      (7,076)
----------------------------------------------------------------------------------
Total expenses.......................................................      (7,076)
----------------------------------------------------------------------------------
Net investment income................................................     838,753
----------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 2):
Realized gain from security transactions.............................     180,782
Change in unrealized appreciation/depreciation of investments........   1,151,694
----------------------------------------------------------------------------------
Net realized and unrealized gain on investments......................   1,332,476
----------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS ATTRIBUTABLE TO OPERATIONS................  $2,171,229
=================================================================================

The accompanying notes are an integral part of these financial statements.

                                     FSA-3

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 13 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

Statements of Changes in Net Assets

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                     YEAR ENDED
                                                                                        DECEMBER 31, 2009   DECEMBER 31, 2008
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income.................................................................    $    838,753        $    970,731
Net realized gain on investments......................................................         180,782             836,901
Change in unrealized appreciation/depreciation of investments.........................       1,151,694          (1,218,892)
-----------------------------------------------------------------------------------------------------------------------------
Net increase in net assets attributable to operations.................................       2,171,229             588,740
-----------------------------------------------------------------------------------------------------------------------------
FROM CONTRIBUTIONS AND WITHDRAWALS:
Contributions.........................................................................       5,000,531           5,003,743
Withdrawals...........................................................................      (7,869,891)         (6,727,239)
Asset management fees (Note 6)........................................................         (81,245)            (83,188)
Administrative fees (Note 6)..........................................................            (227)               (905)
-----------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets attributable to contributions and withdrawals..............      (2,950,832)         (1,807,589)
-----------------------------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS................................................................        (779,603)         (1,218,849)
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION - BEGINNING OF PERIOD....      18,664,057          19,882,906
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION - END OF PERIOD..........    $ 17,884,454        $ 18,664,057
=============================================================================================================================

The accompanying notes are an integral part of these financial statements.

                                     FSA-4

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 13 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2009

------------------------------------------------------------------------------------
                                                           PRINCIPAL
                                                            AMOUNT
                                                             (000)      U.S. $ VALUE
------------------------------------------------------------------------------------
LONG-TERM DEBT SECURITIES - 97.1%
CORPORATES - INVESTMENT GRADES - 42.1%
INDUSTRIAL - 21.5%
BASIC - 2.4%
BHP Billiton Finance USA Ltd.
   7.25%, 3/01/16.....................................      $ 8            $ 9,118
Celulosa Arauco Y Constitucion
   8.625%, 8/15/10....................................       14             14,661
The Dow Chemical Co.
   8.55%, 5/15/19.....................................       77             91,872
Eastman Chemical
   5.50%, 11/15/19....................................       13             12,959
EI Du Pont de Nemours & Co.
   5.875%, 1/15/14....................................       27             29,825
Freeport-McMoRan Copper & Gold, Inc.
   8.375%, 4/01/17....................................       60             65,700
Ispat Inland ULC
   9.75%, 4/01/14.....................................       10             10,500
Lubrizol Corp
   8.875%, 2/01/19....................................       40             49,731
Packaging Corp. of America
   5.75%, 8/01/13.....................................       45             48,227
PPG Industries, Inc.
   5.75%, 3/15/13.....................................       40             42,708
Rio Tinto Finance USA Ltd.
   6.50%, 7/15/18.....................................       50             54,924
                                                                           -------
                                                                           430,225
                                                                           -------
CAPITAL GOODS - 1.8%
Boeing Co.
   6.00%, 3/15/19.....................................       45             48,832
CRH America, Inc.
   5.625%, 9/30/11....................................       49             51,509
John Deere Capital Corp.
   5.25%, 10/01/12....................................       45             48,597
Lafarge SA
   6.50%, 7/15/16.....................................       15             15,903
Republic Services, Inc.
   5.50%, 9/15/19.....................................       25             25,386
Tyco International Finance SA
   6.00%, 11/15/13....................................       25             27,385
   8.50%, 1/15/19.....................................       30             36,232
United Technologies Corp.
   4.875%, 5/01/15....................................       29             31,129
Vulcan Materials Co.
   5.60%, 11/30/12....................................       40             42,542
                                                                           -------
                                                                           327,515
                                                                           -------

------------------------------------------------------------------------------------
                                                           PRINCIPAL
                                                            AMOUNT
                                                             (000)      U.S. $ VALUE
------------------------------------------------------------------------------------
COMMUNICATIONS - MEDIA - 2.5%
BSKYB Finance UK PLC
   5.625%, 10/15/15...................................     $ 55            $60,029
CBS Corp.
   5.625%, 8/15/12....................................       10             10,453
   6.625%, 5/15/11....................................       63             66,021
Comcast Corp.
   5.50%, 3/15/11.....................................      120            125,577
DirecTV Holdings LLC / DirecTV Financing Co., Inc.
   4.75%, 10/01/14....................................       25             25,483
News America Holdings, Inc.
   9.25%, 2/01/13.....................................       45             52,503
Reed Elsevier Capital, Inc.
   8.625%, 1/15/19....................................       20             24,335
RR Donnelley & Sons Co.
   4.95%, 4/01/14.....................................       15             15,005
Time Warner Cable, Inc.
   7.50%, 4/01/14.....................................       45             51,848
WPP Finance UK
   5.875%, 6/15/14....................................       25             25,818
                                                                           -------
                                                                           457,072
                                                                           -------
COMMUNICATIONS - TELECOMMUNICATIONS - 3.7%
British Telecommunications PLC
   9.125%, 12/15/10 (a)...............................       85             91,062
Embarq Corp.
   7.082%, 6/01/16....................................       65             71,798
New Cingular Wireless Services, Inc.
   7.875%, 3/01/11....................................       60             64,464
Qwest Corp.
   7.50%, 10/01/14....................................       60             62,325
Telecom Italia Capital SA
   5.25%, 11/15/13....................................      115            120,956
   6.175%, 6/18/14....................................       35             37,936
Verizon Communications, Inc.
   4.90%, 9/15/15.....................................       15             15,921
   5.25%, 4/15/13.....................................       35             37,729
Verizon New Jersey, Inc.
   Series A
   5.875%, 1/17/12....................................       30             31,963
Vodafone Group PLC
   5.00%, 12/16/13....................................       20             21,177
   5.50%, 6/15/11.....................................       35             36,913
   5.75%, 3/15/16.....................................       60             64,536
                                                                           -------
                                                                           656,780
                                                                           -------
CONSUMER CYCLICAL - AUTOMOTIVE - 0.8%
Daimler Finance North America LLC
   7.30%, 1/15/12.....................................        8              8,697
   7.75%, 1/18/11.....................................        4              4,253

                                      FSA-5

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 13 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2009 (Continued)

------------------------------------------------------------------------------------
                                                           PRINCIPAL
                                                            AMOUNT
                                                             (000)      U.S. $ VALUE
------------------------------------------------------------------------------------
   8.00%, 6/15/10.....................................      $50            $51,507
Harley-Davidson Funding Corp.
   5.75%, 12/15/14....................................       20             20,305
Johnson Controls, Inc.
   5.50%, 1/15/16.....................................       50            $50,854
                                                                           -------
                                                                           135,616
                                                                           -------
CONSUMER CYCLICAL - ENTERTAINMENT - 0.8%
Historic TW, Inc.
   9.125%, 1/15/13....................................       43             49,894
Turner Broadcasting System, Inc.
   8.375%, 7/01/13....................................       11             12,535
Viacom, Inc.
   5.625%, 9/15/19....................................       40             41,764
The Walt Disney Co.
   5.50%, 3/15/19.....................................       35             37,500
                                                                           -------
                                                                           141,693
                                                                           -------
CONSUMER CYCLICAL - OTHER - 0.1%
Toll Brothers Finance Corp.
   5.15%, 5/15/15.....................................       10              9,568
   6.875%, 11/15/12...................................        5              5,237
                                                                           -------
                                                                            14,805
                                                                           -------
CONSUMER CYCLICAL - RETAILERS - 0.3%
Target Corp.
   6.35%, 1/15/11.....................................       47             49,630
                                                                           -------
CONSUMER NON-CYCLICAL - 4.7%
Altria Group, Inc.
   9.70%, 11/10/18....................................       35             43,266
Bottling Group LLC
   6.95%, 3/15/14.....................................       40             46,024
Bunge Ltd. Finance Corp.
   5.10%, 7/15/15.....................................       26             25,778
Cadbury Schweppes US Finance LLC
   5.125%, 10/01/13...................................       45             46,799
Campbell Soup Co.
   6.75%, 2/15/11.....................................       40             42,559
Cardinal Health Inc
   5.80%, 10/15/16....................................       50             50,292
The Coca-Cola Co.
   5.35%, 11/15/17....................................       40             43,089
ConAgra Foods, Inc.
   7.875%, 9/15/10....................................        3              3,141
Delhaize Group SA
   5.875%, 2/01/14....................................       15             16,110
Diageo Capital PLC
   7.375%, 1/15/14....................................       40             46,273
Fisher Scientific International, Inc.
   6.125%, 7/01/15....................................       55             56,719
Fortune Brands, Inc.


------------------------------------------------------------------------------------
                                                          PRINCIPAL
                                                           AMOUNT
                                                            (000)       U.S. $ VALUE
------------------------------------------------------------------------------------
   5.375%, 1/15/16....................................      $65            $64,698
Johnson & Johnson
   5.55%, 8/15/17.....................................       40             44,120
Pepsico, Inc.
   4.65%, 2/15/13.....................................       40             42,727
Pfizer, Inc.
   5.35%, 3/15/15.....................................       45             49,181
The Procter & Gamble Co.
   4.70%, 2/15/19.....................................       43             44,018
Reynolds American, Inc.
   7.25%, 6/01/13.....................................       40             43,641
   7.625%, 6/01/16....................................       10             10,902
Safeway, Inc.
   5.80%, 8/15/12.....................................       65             70,203
   6.50%, 3/01/11.....................................       10             10,569
Wyeth
   5.50%, 2/01/14.....................................       36             39,221
                                                                           -------
                                                                           839,330
                                                                           -------
ENERGY - 2.4%
Anadarko Petroleum Corp.
   5.95%, 9/15/16.....................................       52             56,248
Apache Corp.
   5.25%, 4/15/13.....................................       30             32,150
Baker Hughes, Inc.
   6.50%, 11/15/13....................................       20             22,575
Canadian Natural Resources Ltd.
   5.15%, 2/01/13.....................................       15             15,965
Conoco Funding Co.
   6.35%, 10/15/11....................................       75             81,597
Nabors Industries, Inc.
   9.25%, 1/15/19.....................................       45             55,112
Noble Energy, Inc.
   8.25%, 3/01/19.....................................       44             52,641
Valero Energy Corp.
   6.875%, 4/15/12....................................       50             54,594
Weatherford International Ltd.
   5.15%, 3/15/13.....................................       20             20,945
   6.00%, 3/15/18.....................................       10             10,070
   9.625%, 3/01/19....................................       25             31,168
                                                                           -------
                                                                           433,065
                                                                           -------
TECHNOLOGY - 1.5%
Cisco Systems, Inc.
   5.25%, 2/22/11.....................................       40             41,973
Computer Sciences Corp.
   5.50%, 3/15/13.....................................       25             26,505
Electronic Data Systems Corp.
   Series B
   6.00%, 8/01/13 (a).................................       55             60,798

                                      FSA-6

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 13 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2009 (Continued)

------------------------------------------------------------------------------------
                                                          PRINCIPAL
                                                           AMOUNT
                                                            (000)       U.S. $ VALUE
------------------------------------------------------------------------------------
Motorola, Inc.
   7.625%, 11/15/10...................................      $ 7          $   7,252
Oracle Corp.
   5.25%, 1/15/16.....................................       70             75,590
Xerox Corp.
   7.625%, 6/15/13....................................       50             50,998
   8.25%, 5/15/14.....................................       10             11,471
                                                                         ---------
                                                                           274,587
                                                                         ---------
TRANSPORTATION - AIRLINES - 0.2%
Southwest Airlines Co.
   5.25%, 10/01/14....................................       15             15,193
   5.75%, 12/15/16....................................       25             24,708
                                                                         ---------
                                                                            39,901
                                                                         ---------
TRANSPORTATION - SERVICES - 0.3%
Fedex Corp
   8.00%, 1/15/19.....................................       40             48,178
                                                                         ---------
                                                                         3,848,397
                                                                         ---------
FINANCIAL INSTITUTIONS - 16.5%
BANKING - 9.6%
American Express Co.
   7.25%, 5/20/14.....................................       60             67,702
   8.125%, 5/20/19....................................       40             47,402
Bank of America Corp.
   4.50%, 8/01/10.....................................      145            148,033
   7.40%, 1/15/11.....................................       21             22,229
BB&T Corp.
   6.50%, 8/01/11.....................................       50             53,105
The Bear Stearns Co., Inc.
   5.30%, 10/30/15....................................       65             68,748
   5.55%, 1/22/17.....................................       65             65,019
Citigroup, Inc.
   4.625%, 8/03/10....................................      100            102,034
   5.00%, 9/15/14.....................................       81             78,086
   6.50%, 8/19/13................................. ...       40             42,608
Comerica, Inc.
   4.80%, 5/01/15.....................................       55             50,871
Countrywide Financial Corp.
   5.80%, 6/07/12.....................................       12             12,738
Countrywide Home Loans, Inc.
   Series L
   4.00%, 3/22/11.....................................       17             17,362
Deutsche Bank Financial LLC
   5.375%, 3/02/15....................................       55             57,366
The Goldman Sachs Group, Inc.
   4.75%, 7/15/13.....................................       55             57,543
   5.625%, 1/15/17....................................       65             66,388
   7.50%, 2/15/19.....................................       50             58,290
JP Morgan Chase & Co.
   6.75%, 2/01/11.....................................      155            163,502


------------------------------------------------------------------------------------
                                                          PRINCIPAL
                                                           AMOUNT
                                                            (000)       U.S. $ VALUE
------------------------------------------------------------------------------------
Merrill Lynch & Co Inc
   5.77%, 7/25/11.....................................    $ 47           $  49,686
Morgan Stanley
   5.30%, 3/01/13.....................................      70              73,780
   6.625%, 4/01/18....................................      60              64,870
   6.75%, 4/15/11.....................................      47              49,796
Regions Financial Corp.
   7.00%, 3/01/11.....................................      35              34,479
Royal Bank of Scotland Group PLC
   5.00%, 10/01/14....................................      55              48,607
Union Planters Corp.
   7.75%, 3/01/11.....................................      34              33,804
Wachovia Corp.
   5.35%, 3/15/11.....................................      20              20,854
   5.50%, 5/01/13.....................................      55              58,428
Wells Fargo & Co.
   4.20%, 1/15/10.....................................      25              25,022
   5.625%, 12/11/17...................................      80              83,213
                                                                         ---------
                                                                         1,721,565
                                                                         ---------
BROKERAGE - 0.1%
Ameriprise Financial, Inc.
   5.65%, 11/15/15....................................      20              21,088
                                                                         ---------
FINANCE - 2.7%
General Electric Capital Corp.
   4.80%, 5/01/13.....................................     195             203,827
   5.625%, 5/01/18....................................      20              20,495
HSBC Finance Corp.
   5.90%, 6/19/12.....................................     100             106,859
   7.00%, 5/15/12.....................................      60              65,242
SLM Corp.
   Series A
   4.50%, 7/26/10.................. ..................      75              74,731
                                                                         ---------
                                                                           471,154
                                                                         ---------
INSURANCE - 3.6%
Aegon NV
   4.75%, 6/01/13.....................................      10              10,055
Aetna, Inc.
   6.00%, 6/15/16.....................................      20              20,998
Allstate Life Global Funding Trusts
   5.375%, 4/30/13....................................      55              58,711
American International Group, Inc.
   4.25%, 5/15/13 (a).................................      30              27,711
Assurant, Inc.
   5.625%, 2/15/14....................................      30              30,760
Berkshire Hathaway Finance Corp.
   4.20%, 12/15/10....................................      45              46,588

                                      FSA-7

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 13 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2009 (Continued)

------------------------------------------------------------------------------------
                                                          PRINCIPAL
                                                           AMOUNT
                                                            (000)       U.S. $ VALUE
------------------------------------------------------------------------------------
Coventry Health Care, Inc.
   5.95%, 3/15/17.....................................     $35           $  31,737
   6.125%, 1/15/15....................................       5               4,776
   6.30%, 8/15/14.....................................      15              14,671
Humana, Inc.
   6.30%, 8/01/18.....................................      10               9,685
   6.45%, 6/01/16.....................................      10              10,108
   7.20%, 6/15/18.....................................      40              40,910
Liberty Mutual Group, Inc.
   5.75%, 3/15/14.....................................      30              29,570
Lincoln National Corp.
   8.75%, 7/01/19.....................................      12              13,711
MetLife, Inc.
   5.375%, 12/15/12...................................      15              15,942
   7.717%, 2/15/19....................................      14              16,452
Principal Financial Group, Inc.
   7.875%, 5/15/14....................................      35              38,629
Prudential Financial, Inc.
   5.15%, 1/15/13.....................................      35              36,819
   6.20%, 1/15/15.....................................      10              10,759
   Series D
   7.375%, 6/15/19....................................       5               5,606
The Travelers Cos, Inc.
   5.50%, 12/01/15....................................      30              32,498
UnitedHealth Group, Inc.
   5.25%, 3/15/11.....................................      50              51,810
Wellpoint, Inc.
   5.875%, 6/15/17....................................      10              10,302
   7.00%, 2/15/19.....................................      20              22,369
XL Capital Ltd.
   5.25%, 9/15/14.....................................      55              53,863
                                                                         ---------
                                                                           645,040
                                                                         ---------
REITS - 0.5%
Nationwide Health Properties, Inc.
   6.50%, 7/15/11.....................................      15              15,597
Simon Property Group LP
   5.00%, 3/01/12.....................................      20              20,672
   5.625%, 8/15/14....................................      55              56,647
                                                                         ---------
                                                                            92,916
                                                                         ---------
                                                                         2,951,763
                                                                         ---------
UTILITY - 3.8%
ELECTRIC - 2.9%
Allegheny Energy Supply
   5.75%, 10/15/19....................................      50              48,566
American Transmission Systems
   5.25%, 1/15/22.....................................      20              19,749
Carolina Power & Light Co.
   6.50%, 7/15/12.....................................      95             104,156
FirstEnergy Corp.


------------------------------------------------------------------------------------
                                                          PRINCIPAL
                                                           AMOUNT
                                                            (000)       U.S. $ VALUE
------------------------------------------------------------------------------------
   Series B
   6.45%, 11/15/11.................................... $       34      $  36,457
MidAmerican Energy Holdings Co.
   5.875%, 10/01/12...................................         35         38,118
Nisource Finance Corp.
   7.875%, 11/15/10...................................         55         57,660
Pacific Gas & Electric Co.
   4.80%, 3/01/14.....................................         65         69,030
PSEG Power LLC
   7.75%, 4/15/11.....................................         45         48,152
Public Service Company of Colorado
   Series 10
   7.875%, 10/01/12...................................         30         34,422
The Southern Co.
   Series A
   5.30%, 1/15/12.....................................         19         20,357
SPI Electricity & Gas Australia Holdings Pty Ltd.
   6.15%, 11/15/13....................................         30         31,309
Union Electric Co.
   6.70%, 2/01/19.....................................         10         11,041
                                                                       ---------
                                                                         519,017
                                                                       ---------
NATURAL GAS - 0.9%
Duke Energy Field Services Corp.
   7.875%, 8/16/10....................................         15         15,594
Energy Transfer Partners
   5.65%, 8/01/12.....................................         60         63,771
Enterprise Products Operating LLC
   Series G
   5.60%, 10/15/14....................................         35         37,269
Williams Co., Inc.
   8.125%, 3/15/12....................................         32         34,991
                                                                       ---------
                                                                         151,625
                                                                       ---------
                                                                         670,642
                                                                       ---------
NON CORPORATE SECTORS - 0.3%
AGENCIES - NOT GOVERNMENT GUARANTEED - 0.3%
Petrobras International Finance
   5.75%, 1/20/20.....................................         60         61,037
                                                                       ---------
Total Corporates - Investment Grades.                                  7,531,839
                                                                       ---------
GOVERNMENTS - TREASURIES - 24.6%
UNITED STATES - 24.6%
U.S. Treasury Bonds
   3.75%, 11/15/18....................................        545        545,157
U.S. Treasury Notes
   0.875%, 5/31/11....................................        735        735,890
   1.75%, 11/15/11 - 1/31/14..........................      1,270      1,260,743
   2.375%, 8/31/14....................................        565        560,851
   2.625%, 7/31/14....................................        135        135,675

                                      FSA-8

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 13 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2009 (Continued)

------------------------------------------------------------------------------------
                                                          PRINCIPAL
                                                           AMOUNT
                                                            (000)       U.S. $ VALUE
------------------------------------------------------------------------------------
   4.25%, 11/15/17....................................     $1,110       $1,163,419
                                                                        ----------
Total Governments - Treasuries........................                   4,401,735
                                                                        ----------
AGENCIES - 16.2%
AGENCY DEBENTURES - 16.2%
Federal Home Loan Bank
   5.00%, 11/17/17....................................        115          124,398
Federal National Mortgage Association
   3.25%, 4/09/13.....................................      1,990        2,065,299
   5.375%, 6/12/17....................................        645          715,150
                                                                        ----------
Total Agencies........................................                   2,904,847
                                                                        ----------
COMMERCIAL MORTGAGE-BACKED SECURITIES - 6.1%
NON-AGENCY FIXED RATE CMBS - 6.1%
Banc of America Commercial Mortgage, Inc.
   Series 2007-5, Class A4
   5.492%, 2/10/51....................................        120          101,236
Commercial Mortgage Pass Through Certificates
   Series 2007-C9, Class A4
   5.816%, 12/10/49...................................        135          122,428
Credit Suisse Mortgage Capital Certificates
   Series 2006-C3, Class A3
   5.826%, 6/15/38....................................         90           77,343
   Series 2006-C5, Class A3
   5.311%, 12/15/39...................................         50           41,711
CS First Boston Mortgage Securities Corp.
   Series 2004-C1, Class A4
   4.75%, 1/15/37.....................................         60           59,245
JP Morgan Chase Commercial Mortgage Securities Corp.
   Series 2006-CB15, Class A4
   5.814%, 6/12/43....................................         90           86,611
   Series 2006-CB17, Class A4
   5.429%, 12/12/43...................................         95           89,741
   Series 2007-C1, Class A4
   5.716%, 2/15/51....................................        120           95,240
   Series 2007-LD11, Class A4
   5.818%, 6/15/49....................................        110           95,793
LB-UBS Commercial Mortgage Trust
   Series 2004-C4, Class A4
   5.224%, 6/15/29....................................         35           34,872
   Series 2006-C6, Class A4
   5.372%, 9/15/39....................................        110          104,858
Wachovia Bank Commercial Mortgage Trust
   Series 2007-C31, Class A4
   5.509%, 4/15/47....................................         95           76,233
   Series 2007-C32, Class A3
   5.74%, 6/15/49.....................................        120           97,979
                                                                        ----------
Total Commercial Mortgage-Backed Securities                              1,083,290
                                                                        ----------


------------------------------------------------------------------------------------
                                                          PRINCIPAL
                                                           AMOUNT
                                                            (000)       U.S. $ VALUE
------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 1.4%
HOME EQUITY LOANS - FLOATING RATE - 1.0%
Credit-Based Asset Servicing and Securitization LLC
   Series 2003-CB1, Class AF
   3.95%, 1/25/33 (b).................................     $ 52        $ 45,040
HFC Home Equity Loan Asset Backed Certificates
   Series 2007-2, Class M1
   0.543%, 7/20/36 (b)................................       80          28,360
   Series 2007-2, Class M2
   0.603%, 7/20/36 (b)................................       80          26,642
Indymac Residential Asset Backed Trust
   Series 2006-D, Class 2A2
   0.341%, 11/25/36 (b)...............................      115          82,063
RAAC Series
   Series 2006-SP3, Class A1
   0.311%, 8/25/36 (b)................................        2           2,374
                                                                     ----------
                                                                        184,479
                                                                     ----------
OTHER ABS - FIXED RATE - 0.3%
College & University Facility Loan Trust
   Series 2, Class D
   4.00%, 6/01/18.....................................       49          41,883
                                                                     ----------
HOME EQUITY LOANS - FIXED RATE - 0.1%
Citifinancial Mortgage Securities, Inc.
   Series 2003-1, Class AFPT
   3.36%, 1/25/33.....................................       21          17,464
Home Equity Mortgage Trust
   Series 2005-4, Class A3
   4.742%, 1/25/36....................................        1             869
                                                                     ----------
                                                                         18,333
                                                                     ----------
Total Asset-Backed Securities.........................                  244,695
                                                                     ----------
GOVERNMENTS - SOVEREIGN BONDS - 1.3%
PERU - 0.3%
Republic of Peru
   8.375%, 5/03/16....................................       15          18,112
   9.875%, 2/06/15....................................       35          44,275
                                                                     ----------
                                                                         62,387
                                                                     ----------
POLAND - 0.2%
Poland Government International Bond
   6.375%, 7/15/19....................................       30          32,535
                                                                     ----------
RUSSIA - 0.8%
Russian Ministry of Finance
   Series VII
   3.00%, 5/14/11.....................................      140         140,182
                                                                     ----------
Total Governments - Sovereign Bonds.                                    235,104
                                                                     ----------

                                      FSA-9

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 13 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2009 (Continued)

------------------------------------------------------------------------------------
                                                          PRINCIPAL
                                                           AMOUNT
                                                            (000)       U.S. $ VALUE
------------------------------------------------------------------------------------
CMOS - 1.1%
NON-AGENCY ARMS - 0.8%
Bear Stearns Alt-A Trust
   Series 2006-1, Class 22A1
   5.203%, 2/25/36 (c)................................      $ 68         $ 39,752
   Series 2007-1, Class 21A1
   5.56%, 1/25/47 (c).................................        49           26,318
Citigroup Mortgage Loan Trust, Inc.
   Series 2006-AR1, Class 3A1
   5.50%, 3/25/36 (b).................................        95           61,389
Indymac Index Mortgage Loan Trust
   Series 2006-AR7, Class 4A1
   5.856%, 5/25/36 (c)................................        42           23,318
                                                                      -----------
                                                                          150,777
                                                                      -----------
NON-AGENCY FLOATING RATE - 0.3%
Countrywide Alternative Loan Trust
   Series 2006-OA14, Class 3A1
   1.394%, 11/25/46 (b)...............................       112           48,280
WaMu Mortgage Pass Through Certificates
   Series 2005-AR13, Class B1
   0.831%, 10/25/45 (b)...............................        35            2,691
   Series 2005-AR13, Class B2
   0.861%, 10/25/45 (b)...............................        35            2,549
                                                                      -----------
                                                                           53,520
                                                                      -----------
Total CMOs............................................                    204,297
                                                                      -----------
GOVERNMENTS - SOVEREIGN AGENCIES - 1.1%
UNITED KINGDOM - 1.1%
The Royal Bank of Scotland PLC
   1.45%, 10/20/11....................................       195          194,564
                                                                      -----------
INFLATION-LINKED SECURITIES - 1.1%
UNITED STATES - 1.1%
U.S. Treasury Notes
   3.00%, 7/15/12 (TIPS)..............................       150          193,902
                                                                      -----------


------------------------------------------------------------------------------------
                                                          PRINCIPAL
                                                           AMOUNT
                                                            (000)       U.S. $ VALUE
------------------------------------------------------------------------------------
CORPORATES - NON-INVESTMENT GRADES - 1.1%
INDUSTRIAL - 0.8%
BASIC - 0.1%
United States Steel Corp.
   5.65%, 6/01/13.....................................     $ 25        $    24,875
                                                                       -----------
CAPITAL GOODS - 0.4%
Masco Corp.
   5.875%, 7/15/12....................................       60             61,292
                                                                       -----------
CONSUMER CYCLICAL - RETAILERS - 0.3%
JC Penney Corp. Inc.
   7.95%, 4/01/17.....................................       55             60,087
                                                                       -----------
                                                                           146,254
                                                                       -----------
FINANCIAL INSTITUTIONS - 0.3%
BANKING - 0.1%
Zions Bancorporation
   5.50%, 11/16/15....................................       10              7,070
                                                                       -----------
FINANCE - 0.2%
American General Finance Corp.
   5.85%, 6/01/13.....................................       50             39,510
                                                                       -----------
                                                                            46,580
                                                                       -----------
Total Corporates - Non-Investment Grades                                   192,834
                                                                       -----------
QUASI-SOVEREIGNS - 0.6%
RUSSIA - 0.6%
RSHB Capital SA for OJSC Russian Agricultural Bank
   7.75%, 5/29/18.....................................      100            109,375
                                                                       -----------
MORTGAGE PASS-THRU'S - 0.4%
AGENCY FIXED RATE 30-YEAR - 0.4%
Federal Home Loan Mortgage Corp. Gold
   Series 2008
   6.50%, 5/01/35.....................................       70             75,478
                                                                       -----------
TOTAL INVESTMENTS IN LONG-TERM DEBT SECURITIES - 97.1%
   (amortized cost $17,378,499).......................                  17,371,960
Other assets less liabilities - 2.9%..................                     512,494
                                                                       -----------
NET ASSETS - 100.0%...................................                 $17,884,454
                                                                       ===========


                                     FSA-10

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 13 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2009 (Concluded)


(a) Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 2009.
(b) Floating Rate Security. Stated interest rate was in effect at December 31, 2009.
(c) Variable rate coupon, rate shown as of December 31, 2009.

The fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of December 31, 2009, the fund's total exposure to subprime investments was 2.28% of net assets. These investments are valued in accordance with the fund's Valuation Policies (see Note A for additional details).

   Glossary:
   ABS  - Asset-Backed Securities
   ARMs - Adjustable Rate Mortgages
   CMBS - Commercial Mortgage-Backed Securities
   CMOs - Collateralized Mortgage Obligations
   LP   - Limited Partnership
   OJSC - Open Joint Stock Company
   REIT - Real Estate Investment Trust
   TIPS - Treasury Inflation Protected Security

   The accompanying notes are an integral part of these financial statements.


                                     FSA-11

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

Statement of Assets and Liabilities
DECEMBER 31, 2009

------------------------------------------------------------------------------------
ASSETS:
Investments (Notes 2 and 3):
 Common stocks -- at value (cost: $22,658,639)  .                        $24,517,691
 Long-term debt securities -- at value (amortized cost: $14,780,997)  .   14,309,829
 Short-term debt securities -- at value (amortized cost: $1,195,042)  .    1,195,042
Cash...................................................................      157,505
Receivable for investment securities sold..............................      134,370
Interest and dividends receivable......................................      215,539
------------------------------------------------------------------------------------
Total assets...........................................................   40,529,976
------------------------------------------------------------------------------------
LIABILITIES:
Payable for investment securities purchased............................      646,436
Due to AXA Equitable's General Account.................................       98,090
Due to custodian.......................................................       28,337
Accrued expenses.......................................................       65,950
------------------------------------------------------------------------------------
Total liabilities......................................................      838,813
------------------------------------------------------------------------------------
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION...........  $39,691,163
====================================================================================


                                                 UNITS OUTSTANDING       UNIT VALUES
                                                 -----------------       -----------
Institutional.................................                 376      $ 20,931.14
RIA...........................................              23,359           193.55
MRP...........................................             573,279            46.33
EPP...........................................               3,722           201.26

The accompanying notes are an integral part of these financial statements.

                                     FSA-12

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Statement of Operations
YEAR ENDED DECEMBER 31, 2009

--------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (NOTE 2):
Dividends (net of foreign taxes withheld of $31,992)  .                                     $    613,874
Interest..................................................................................       646,780
--------------------------------------------------------------------------------------------------------
Total investment income...................................................................     1,260,654
--------------------------------------------------------------------------------------------------------
EXPENSES (NOTE 6):
Investment management fees................................................................      (118,138)
Operating and expense charges.............................................................      (310,287)
--------------------------------------------------------------------------------------------------------
Total expenses............................................................................      (428,425)
--------------------------------------------------------------------------------------------------------
Net investment income.....................................................................       832,229
--------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 2):
Realized loss from security and foreign currency transactions.............................    (5,399,769)
Change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and
liabilities...............................................................................    12,440,153
--------------------------------------------------------------------------------------------------------
Net realized and unrealized gains on investments..........................................     7,040,384
--------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS ATTRIBUTABLE TO OPERATIONS.....................................  $  7,872,613
========================================================================================================

The accompanying notes are an integral part of these financial statements.

                                     FSA-13

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Statements of Changes in Net Assets

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                         YEAR ENDED
                                                                                            DECEMBER 31, 2009   DECEMBER 31, 2008
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income.....................................................................    $    832,229       $   1,327,426
Net realized loss on investments and foreign currency transactions........................      (5,399,769)         (3,305,997)
Change in unrealized appreciation/depreciation of investments and foreign currency
denominated assets and liabilities........................................................      12,440,153         (14,741,359)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets attributable to operations..........................       7,872,613         (16,719,930)
---------------------------------------------------------------------------------------------------------------------------------
FROM CONTRIBUTIONS AND WITHDRAWALS:
Contributions.............................................................................       4,494,460           5,370,448
Withdrawals...............................................................................      (6,951,512)        (11,826,594)
Asset management fees (Note 6)............................................................         (51,051)            (55,141)
Administrative fees (Note 6)..............................................................         (61,647)            (93,471)
---------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets attributable to contributions and withdrawals..................      (2,569,750)         (6,604,758)
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS.........................................................       5,302,863         (23,324,688)
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- BEGINNING OF PERIOD.......      34,388,300          57,712,988
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- END OF PERIOD.............    $ 39,691,163       $  34,388,300
=================================================================================================================================

The accompanying notes are an integral part of these financial statements.

                                     FSA-14

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2009

---------------------------------------------------------------------------
COMPANY                                        SHARES     U.S. $ VALUE
---------------------------------------------------------------------------
COMMON STOCKS - 61.8%
FINANCIALS - 12.2%
CAPITAL MARKETS - 2.4%
Bank of New York Mellon Corp.............       1,400       $  39,158
Credit Suisse Group AG...................       3,343         165,574
Deutsche Bank AG (Germany)...............       1,300          92,475
Deutsche Bank AG (New York)..............       1,380          97,856
Franklin Resources, Inc..................         700          73,745
The Goldman Sachs Group, Inc.............       1,600         270,144
Julius Baer Group Ltd....................       1,000          35,192
Macquarie Group Ltd......................       1,755          76,393
Man Group PLC............................       6,100          30,320
Morgan Stanley...........................       1,500          44,400
UBS AG (a)...............................       2,461          38,209
                                                            ---------
                                                              963,466
                                                            ---------
COMMERCIAL BANKS - 5.6%
Australia & New Zealand Banking
    Group Ltd............................       4,900         100,828
Banca Popolare di Milano Scarl...........       6,200          44,299
Banco Bilbao Vizcaya Argentaria
    SA...................................       3,759          68,656
Banco Santander Central Hispano
    SA...................................      14,336         237,567
Bank of Nova Scotia......................       1,400          65,730
Barclays PLC.............................      18,700          83,270
BB&T Corp................................       1,600          40,592
Bendigo Bank Limited.....................       5,100          45,133
BNP Paribas SA...........................       2,238         179,493
Canadian Imperial Bank of
    Commerce/Canada......................         500          32,503
Commonwealth Bank of Australia...........       1,700          83,860
Credit Agricole SA.......................       2,310          40,964
Danske Bank A/S (a)......................       2,300          52,331
HSBC Holdings PLC........................      18,300         209,611
Intesa Sanpaolo SpA (a)..................       9,500          42,935
Mitsubishi UFJ Financial Group, Inc.            9,900          48,067
National Australia Bank Ltd..............       3,200          78,855
National Bank of Canada..................         800          45,969
Royal Bank of Canada.....................       1,700          91,458
Societe Generale-Class A.................         976          68,546
Standard Chartered PLC...................       4,400         111,376
Toronto-Dominion Bank....................       1,200          75,502
U.S. Bancorp.............................       2,400          54,024
UniCredito Italiano SpA (a)..............      25,248          84,856
Wells Fargo & Co.........................       5,400         145,746
Westpac Banking Corp.....................       3,700          84,188
                                                            ---------
                                                            2,216,359
                                                            ---------
CONSUMER FINANCE - 0.1%
ORIX Corp................................         600          40,411
                                                            ---------


---------------------------------------------------------------------------
COMPANY                                        SHARES     U.S. $ VALUE
---------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 1.4%
Bank of America Corp.....................       8,800       $ 132,528
Citigroup, Inc...........................      20,900          69,179
CME Group, Inc.-Class A..................         200          67,190
JP Morgan Chase & Co.....................       5,756         239,853
SNS Reaal (a)............................       3,700          22,508
                                                            ---------
                                                              531,258
                                                            ---------
INSURANCE - 2.0%
ACE Ltd..................................       2,000         100,800
Allianz SE...............................         800         100,582
Berkshire Hathaway Cl. B (a).............          10          32,860
Catlin Group Ltd.........................       8,100          44,565
Irish Life & Permanent PLC (a)...........       5,360          24,109
Manulife Financial Corp..................       2,100          38,721
MetLife, Inc.............................       1,700          60,095
Muenchener Rueckversicherungs
    AG (MunichRe)........................         500          78,101
Old Mutual PLC (a).......................      33,800          59,603
Principal Financial Group, Inc...........       1,200          28,848
QBE Insurance Group Ltd..................       3,746          86,245
Swiss Life Holding AG....................         400          51,076
The Travelers Co., Inc...................       1,654          82,468
                                                            ---------
                                                              788,073
                                                            ---------
REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.3%
ING Office Fund..........................      74,600          42,939
Unibail-Rodamco SE.......................         400          88,208
                                                            ---------
                                                              131,147
                                                            ---------
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.4%
Mitsubishi Estate Co. Ltd................       2,000          31,752
Mitsui Fudosan Co. Ltd...................       2,000          33,471
NTT Urban Development Corp...............          40          26,468
Sumitomo Realty & Development............       2,000          37,360
Tokyo Tatemono Co. Ltd...................       9,000          34,223
                                                            ---------
                                                              163,274
                                                            ---------
                                                            4,833,988
                                                            ---------
INFORMATION TECHNOLOGY - 7.5%
COMMUNICATIONS EQUIPMENT - 1.4%
Alcatel-Lucent (a).......................       9,800          33,492
Cisco Systems, Inc. (a)..................       7,200         172,368
Juniper Networks, Inc. (a)...............       1,400          37,338
Motorola, Inc. (a).......................       5,500          42,680
Nokia OYJ................................       8,230         105,327
QUALCOMM, Inc............................       1,500          69,390
Research In Motion Ltd. (a)..............         600          40,653
Tandberg ASA.............................       1,100          31,419
Telefonaktiebolaget LM Ericsson-
    Class B..............................       4,000          36,918
                                                            ---------
                                                              569,585
                                                            ---------

                                     FSA-15

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2009 (Continued)

---------------------------------------------------------------------------
COMPANY                                        SHARES     U.S. $ VALUE
---------------------------------------------------------------------------
COMPUTERS & PERIPHERALS - 2.1%
Apple, Inc. (a)..........................         700       $ 147,602
Dell, Inc. (a)...........................       6,400          91,904
EMC Corp. (a)............................       3,700          64,639
Hewlett-Packard Co.......................       3,900         200,889
International Business Machines
    Corp.................................       1,540         201,586
NetApp, Inc. (a).........................       1,400          48,146
Toshiba Corp. (a)........................       8,000          43,912
Western Digital Corp. (a)................       1,200          52,980
                                                            ---------
                                                              851,658
                                                            ---------
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 0.5%
Corning, Inc.............................       5,900         113,929
Tyco Electronics Ltd.....................       3,100          76,105
                                                            ---------
                                                              190,034
                                                            ---------
INTERNET SOFTWARE & SERVICES - 0.5%
AOL, Inc. (a)............................         387           9,009
Google, Inc.-Class A (a).................         310         192,194
                                                            ---------
                                                              201,203
                                                            ---------
IT SERVICES - 0.5%
Cap Gemini SA............................       1,500          68,803
Cognizant Technology Solutions
    Corp.-Class A (a)....................       1,000          45,300
Nihon Unisys Ltd.........................       4,400          31,336
Visa, Inc.-Class A.......................         800          69,968
                                                            ---------
                                                              215,407
                                                            ---------
OFFICE ELECTRONICS - 0.3%
Canon, Inc...............................       1,400          58,800
Konica Minolta Holdings, Inc.............       4,500          46,018
                                                            ---------
                                                              104,818
                                                            ---------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.7%
Elpida Memory, Inc. (a)..................       2,900          46,913
Intel Corp...............................       8,800         179,520
Texas Instruments, Inc...................       1,900          49,514
                                                            ---------
                                                              275,947
                                                            ---------
SOFTWARE - 1.5%
Activision Blizzard, Inc. (a)............       5,000          55,550
Adobe Systems, Inc. (a)..................       1,100          40,458
Microsoft Corp...........................      10,200         310,998
Oracle Corp..............................       5,500         134,970
Symantec Corp. (a).......................       2,200          39,358
                                                            ---------
                                                              581,334
                                                            ---------
                                                            2,989,986
                                                            ---------
ENERGY - 7.5%
ENERGY EQUIPMENT & SERVICES - 0.9%
Cameron International Corp. (a)..........       2,100          87,780
Cie Generale de Geophysique-
    Veritas (a)..........................       2,200          47,126


---------------------------------------------------------------------------
COMPANY                                        SHARES      U.S. $ VALUE
---------------------------------------------------------------------------
Ensco International PLC (Sponsored
    ADR).................................       1,000       $  39,940
Petroleum Geo-Services ASA (a)...........       5,300          61,011
Schlumberger Ltd.........................       1,600         104,144
                                                            ---------
                                                              340,001
                                                            ---------
OIL, GAS & CONSUMABLE FUELS - 6.6%
Anadarko Petroleum Corp..................         600          37,452
Apache Corp..............................         400          41,268
BG Group PLC.............................       6,900         125,130
BP PLC...................................      21,600         209,529
Canadian Natural Resources Ltd...........         800          57,996
Chevron Corp.............................       2,500         192,475
Cimarex Energy Co........................         900          47,673
ConocoPhillips...........................       2,400         122,568
Devon Energy Corp........................       2,200         161,700
EnCana Corp..............................         875          28,470
ENI SpA..................................       3,094          79,016
EOG Resources, Inc.......................         300          29,190
Exxon Mobil Corp.........................       5,612         382,682
Nexen, Inc. (Toronto)....................       1,603          38,563
Nexen, Inc. (New York) (a)...............       3,500          83,755
Occidental Petroleum Corp................       1,850         150,497
OMV AG...................................       1,000          44,047
Penn West Energy Trust...................       2,400          42,467
Royal Dutch Shell PLC-Class B............       1,700          49,730
Royal Dutch Shell PLC (Euronext
    Amsterdam)-Class A...................       4,500         136,230
Royal Dutch Shell PLC (London Virt-
    X)-Class A...........................       2,200          66,772
StatoilHydro ASA.........................       2,000          50,132
Suncor Energy, Inc. (Toronto)............       2,500          88,735
Talisman Energy, Inc.....................       3,400          63,858
Total SA.................................       2,200         142,056
Tullow Oil PLC...........................       3,180          67,066
Woodside Petroleum Ltd...................       2,200          93,388
                                                            ---------
                                                            2,632,445
                                                            ---------
                                                            2,972,446
                                                            ---------
CONSUMER DISCRETIONARY - 6.8%
AUTO COMPONENTS - 0.3%
Bridgestone Corp.........................       2,300          40,172
Johnson Controls, Inc....................       1,600          43,584
NGK Spark Plug Co. Ltd...................       3,000          33,675
                                                            ---------
                                                              117,431
                                                            ---------
AUTOMOBILES - 1.1%
Bayerische Motoren Werke AG..............       2,100          96,415
Fiat SpA (a).............................       2,478          36,442
Ford Motor Co. (a).......................       8,400          84,000
Honda Motor Co. Ltd......................       1,300          43,429
Nissan Motor Co. Ltd. (a)................      11,400          99,189
Toyota Motor Corp........................       2,200          91,691
                                                            ---------
                                                              451,166
                                                            ---------

                                     FSA-16

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2009 (Continued)

---------------------------------------------------------------------------
COMPANY                                         SHARES      U.S. $ VALUE
---------------------------------------------------------------------------
DISTRIBUTORS - 0.1%
Li & Fung Ltd............................       10,000       $  41,591
                                                             ---------
HOTELS, RESTAURANTS & LEISURE - 0.8%
Carnival PLC (a).........................        1,750          60,392
Enterprise Inns PLC......................       21,900          33,137
Greene King PLC..........................        6,700          44,349
Hyatt Hotels Corp. (a)...................        1,400          41,734
McDonald's Corp..........................        1,352          84,419
TABCORP Holdings Ltd.....................        6,400          40,003
Thomas Cook Group PLC....................        5,500          20,561
                                                             ---------
                                                               324,595
                                                             ---------
HOUSEHOLD DURABLES - 0.2%
Garmin Ltd...............................        1,300          39,910
Sharp Corp...............................        2,000          25,071
                                                             ---------
                                                                64,981
                                                             ---------
INTERNET & CATALOG RETAIL - 0.3%
Amazon.Com, Inc. (a).....................          800         107,616
                                                             ---------
LEISURE EQUIPMENT & PRODUCTS - 0.1%
Namco Bandai Holdings, Inc...............        5,000          47,693
                                                             ---------
MEDIA - 1.8%
Comcast Corp.-Class A....................        3,700          62,382
News Corp.-Class B.......................        4,000          63,680
News Corp.-Class A.......................        6,000          82,140
Time Warner Cable, Inc.-Class A..........        2,470         102,233
Time Warner, Inc.........................        4,266         124,311
Vivendi SA...............................        2,820          84,137
The Walt Disney Co.......................        1,700          54,825
WPP PLC..................................       13,000         127,743
                                                             ---------
                                                               701,451
                                                             ---------
MULTILINE RETAIL - 0.8%
JC Penney Co., Inc.......................        1,500          39,915
Kohl's Corp. (a).........................        1,200          64,716
Macy's, Inc..............................        4,400          73,744
Marks & Spencer Group PLC................        9,700          62,907
Myer Holdings Ltd. (a)...................       12,400          40,593
Target Corp..............................          700          33,859
                                                             ---------
                                                               315,734
                                                             ---------
SPECIALTY RETAIL - 1.2%
Esprit Holdings Ltd......................        8,900          59,398
Hennes & Mauritz AB-Class B..............          650          36,178
Home Depot, Inc..........................        2,440          70,589
Lowe's Cos, Inc..........................        5,900         138,001
Point, Inc...............................          610          34,073
Shimamura Co., Ltd.......................          700          66,620
TJX Cos, Inc.............................        1,200          43,860
WH Smith PLC.............................        6,500          52,409
                                                             ---------
                                                               501,128
                                                             ---------


---------------------------------------------------------------------------
COMPANY                                         SHARES      U.S. $ VALUE
---------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS - 0.1%
Compagnie Financiere Richemont
    SA...................................        1,200       $  40,315
                                                             ---------
                                                             2,713,701
                                                             ---------
HEALTH CARE - 6.6%
BIOTECHNOLOGY - 0.8%
Amgen, Inc. (a)..........................        1,900         107,483
Celgene Corp. (a)........................        1,000          55,680
Gilead Sciences, Inc. (a)................        2,000          86,560
Vertex Pharmaceuticals, Inc. (a).........        1,100          47,135
                                                             ---------
                                                               296,858
                                                             ---------
HEALTH CARE EQUIPMENT & SUPPLIES - 0.6%
Alcon, Inc...............................          400          65,740
Baxter International, Inc................        1,600          93,888
Covidien PLC.............................        1,675          80,216
                                                             ---------
                                                               239,844
                                                             ---------
HEALTH CARE PROVIDERS & SERVICES - 0.7%
Aetna, Inc...............................          900          28,530
Fresenius Medical Care AG & Co.
    KGaA.................................          800          42,492
Medco Health Solutions, Inc. (a).........        1,400          89,474
UnitedHealth Group, Inc..................        2,100          64,008
WellPoint, Inc. (a)......................        1,100          64,119
                                                             ---------
                                                               288,623
                                                             ---------
PHARMACEUTICALS - 4.5%
Abbott Laboratories......................        2,300         124,177
AstraZeneca PLC..........................        2,200         103,329
Bayer AG.................................        1,400         112,866
Bristol-Myers Squibb Co..................        1,500          37,875
GlaxoSmithKline PLC......................        6,000         127,848
Hisamitsu Pharmaceutical Co., Inc........        1,300          41,893
Johnson & Johnson........................        3,200         206,112
Merck & Co., Inc.........................        6,514         238,021
Mitsubishi Tanabe Pharma Corp............        4,000          49,884
Novartis AG..............................        2,515         137,458
Pfizer, Inc..............................       12,874         234,178
Roche Holding AG.........................          870         147,953
Sanofi-Aventis SA........................        1,800         142,195
Shire PLC................................        2,500          48,890
Takeda Pharmaceutical Co. Ltd............        1,000          41,141
                                                             ---------
                                                             1,793,820
                                                             ---------
                                                             2,619,145
                                                             ---------
CONSUMER STAPLES - 6.0%
BEVERAGES - 1.6%
Anheuser-Busch InBev NV..................        1,920         100,258
Asahi Breweries Ltd......................        3,800          69,881
Carlsberg A/S-Class B....................          825          61,085
The Coca-Cola Co.........................        2,600         148,200
Coca-Cola Enterprises, Inc...............        1,900          40,280

                                     FSA-17

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2009 (Continued)

---------------------------------------------------------------------------
COMPANY                                          SHARES     U.S. $ VALUE
---------------------------------------------------------------------------
Constellation Brands, Inc.-
    Class A (a)..........................         2,300       $  36,639
Diageo PLC...............................         2,600          45,513
Pepsico, Inc.............................         2,000         121,600
                                                              ---------
                                                                623,456
                                                              ---------
FOOD & STAPLES RETAILING - 1.2%
Costco Wholesale Corp....................           800          47,336
CVS Caremark Corp........................         1,300          41,873
Koninklijke Ahold NV.....................         5,000          66,429
Supervalu, Inc...........................         2,400          30,504
Tesco PLC................................        16,600         114,598
Wal-Mart Stores, Inc.....................         3,000         160,350
                                                              ---------
                                                                461,090
                                                              ---------
FOOD PRODUCTS - 1.6%
Archer-Daniels-Midland Co................         2,600          81,406
Bunge Ltd................................         1,200          76,596
Dean Foods Co. (a).......................         3,000          54,120
General Mills, Inc.......................           800          56,648
Kraft Foods, Inc.-Class A................         1,844          50,120
Nestle SA................................         4,685         227,509
Smithfield Foods, Inc. (a)...............         1,800          27,342
Tate & Lyle PLC..........................         9,400          65,864
                                                              ---------
                                                                639,605
                                                              ---------
HOUSEHOLD PRODUCTS - 0.8%
Colgate-Palmolive Co.....................           600          49,290
Kao Corp.................................         1,000          23,363
Kimberly-Clark Corp......................           800          50,968
Procter & Gamble Co......................         3,200         194,016
                                                              ---------
                                                                317,637
                                                              ---------
TOBACCO - 0.8%
Altria Group, Inc........................         5,000          98,150
British American Tobacco PLC.............         2,700          87,921
Philip Morris International, Inc.........         2,800         134,932
                                                              ---------
                                                                321,003
                                                              ---------
                                                              2,362,791
                                                              ---------
INDUSTRIALS - 5.8%
AEROSPACE & DEFENSE - 1.0%
BAE Systems PLC..........................        15,100          87,393
Boeing Co................................         1,000          54,130
Honeywell International, Inc.............         1,200          47,040
Lockheed Martin Corp.....................           500          37,675
Northrop Grumman Corp....................         1,100          61,435
United Technologies Corp.................         1,700         117,997
                                                              ---------
                                                                405,670
                                                              ---------
AIR FREIGHT & LOGISTICS - 0.3%
Deutsche Post AG.........................         4,670          90,789
FedEx Corp...............................           400          33,380
                                                              ---------
                                                                124,169
                                                              ---------


---------------------------------------------------------------------------
COMPANY                                          SHARES     U.S. $ VALUE
---------------------------------------------------------------------------
BUILDING PRODUCTS - 0.1%
Cie de Saint-Gobain......................           800       $  43,697
                                                              ---------
ELECTRICAL EQUIPMENT - 0.6%
ABB Ltd..................................         2,900          55,938
Cooper Industries Ltd.-Class A...........         1,700          72,488
Emerson Electric Co......................         1,600          68,160
Nexans SA................................           410          32,836
                                                              ---------
                                                                229,422
                                                              ---------
INDUSTRIAL CONGLOMERATES - 1.0%
3M Co....................................         1,000          82,670
General Electric Co......................        11,800         178,534
Siemens AG...............................         1,500         138,532
                                                              ---------
                                                                399,736
                                                              ---------
MACHINERY - 1.0%
Atlas Copco AB-Class A...................            66             973
Caterpillar, Inc.........................           800          45,592
Deere & Co...............................           900          48,681
Illinois Tool Works, Inc.................           900          43,191
Ingersoll-Rand PLC.......................         2,407          86,026
Komatsu Ltd..............................         2,000          41,549
SPX Corp.................................           700          38,290
Vallourec................................           300          54,686
Volvo AB-Class B.........................         5,950          51,208
                                                              ---------
                                                                410,196
                                                              ---------
PROFESSIONAL SERVICES - 0.5%
Adecco SA................................         1,000          55,187
Hays PLC.................................        37,000          61,900
Randstad Holding NV (a)..................         1,300          65,095
                                                              ---------
                                                                182,182
                                                              ---------
ROAD & RAIL - 0.3%
East Japan Railway Co....................           800          50,443
Union Pacific Corp.......................         1,000          63,900
                                                              ---------
                                                                114,343
                                                              ---------
TRADING COMPANIES & DISTRIBUTORS - 0.7%
Mitsubishi Corp..........................         6,200         153,510
Rexel SA (a).............................         5,200          76,099
Wolseley PLC (a).........................         2,800          56,475
                                                              ---------
                                                                286,084
                                                              ---------
TRANSPORTATION INFRASTRUCTURE - 0.3%
Macquarie Airports Management
    Ltd..................................        24,218          65,995
Macquarie Infrastructure Group...........        29,500          35,418
                                                              ---------
                                                                101,413
                                                              ---------
                                                              2,296,912
                                                              ---------

                                     FSA-18

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2009 (Continued)

---------------------------------------------------------------------------
COMPANY                                          SHARES     U.S. $ VALUE
---------------------------------------------------------------------------
MATERIALS - 4.3%
CHEMICALS - 1.4%
Air Products & Chemicals, Inc............           600       $   48,636
BASF SE..................................         1,140           71,542
E.I. Du Pont de Nemours & Co.............         1,500           50,505
Huntsman Corp............................         5,300           59,837
Koninklijke Dsm NV.......................         1,300           64,274
Mitsubishi Gas Chemical Co., Inc.........         9,000           45,050
Monsanto Co..............................           600           49,050
Nippon Shokubai Co. Ltd..................         5,000           42,913
Potash Corp Of Saskatchewan..............           300           32,734
Yara International ASA...................         1,700           77,602
                                                              ----------
                                                                 542,143
                                                              ----------
CONSTRUCTION MATERIALS - 0.1%
Fletcher Building Ltd....................         4,400           25,484
                                                              ----------
CONTAINERS & PACKAGING - 0.3%
Amcor Ltd................................        13,600           76,200
Rexam PLC................................         8,000           37,452
                                                              ----------
                                                                 113,652
                                                              ----------
METALS & MINING - 2.5%
Anglo American PLC (a)...................           900           39,386
ArcelorMittal (Euronext Amsterdam)                2,000           92,341
Barrick Gold Corp........................         1,000           39,548
BHP Billiton Ltd.........................         3,743          145,153
BHP Billiton PLC.........................         2,000           64,449
Freeport-McMoRan Copper & Gold,
    Inc. (a).............................           700           56,203
Goldcorp, Inc............................         1,000           39,443
JFE Holdings, Inc........................         1,200           47,049
Mitsubishi Materials Corp. (a)...........        13,000           31,699
Nippon Steel Corp........................        10,000           40,281
Rio Tinto Ltd............................         1,000           67,352
Rio Tinto PLC............................         2,776          152,035
Steel Dynamics, Inc......................         3,400           60,248
ThyssenKrupp AG..........................         1,200           45,763
Xstrata PLC (a)..........................         5,286           95,732
                                                              ----------
                                                               1,016,682
                                                              ----------
                                                               1,697,961
                                                              ----------
TELECOMMUNICATION SERVICES - 3.1%
DIVERSIFIED TELECOMMUNICATION SERVICES - 2.2%
AT&T, Inc................................        10,100          283,103
BT Group PLC.............................        18,140           39,546
France Telecom SA........................         3,900           97,530
Nippon Telegraph & Telephone Corp.                1,600           62,732
Royal KPN NV.............................         2,400           40,770
Telecom Corp. of New Zealand Ltd........         24,126           43,829
Telecom Italia SpA (ordinary shares)             33,800           52,762
Telecom Italia SpA (savings shares)              50,300           55,786
Telefonica SA............................         6,510          182,321
                                                              ----------
                                                                 858,379
                                                              ----------


---------------------------------------------------------------------------
COMPANY                                          SHARES      U.S. $ VALUE
---------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES - 0.9%
KDDI Corp................................            10       $   52,957
NTT DoCoMo, Inc..........................            19           26,450
Sprint Nextel Corp. (a)..................        16,081           58,856
Vodafone Group PLC.......................       102,700          238,071
                                                              ----------
                                                                 376,334
                                                              ----------
                                                               1,234,713
                                                              ----------
UTILITIES - 2.0%
ELECTRIC UTILITIES - 1.6%
Duke Energy Corp.........................         2,800           48,188
E.ON AG..................................         2,950          123,208
Electricite de France....................         1,100           65,591
Enel SpA.................................        13,812           80,208
Exelon Corp..............................           850           41,539
Iberdrola SA.............................         4,436           42,452
The Kansai Electric Power Co., Inc......          3,800           85,719
Pepco Holdings, Inc......................         2,400           40,440
The Tokyo Electric Power Co., Inc........         4,000          100,328
                                                              ----------
                                                                 627,673
                                                              ----------
GAS UTILITIES - 0.1%
Tokyo Gas Co. Ltd........................        10,000           39,860
                                                              ----------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.2%
Drax Group PLC...........................         3,000           20,023
RRI Energy, Inc. (a).....................         9,600           54,912
                                                              ----------
                                                                  74,935
                                                              ----------
MULTI-UTILITIES - 0.1%
PG&E Corp................................         1,200           53,580
                                                              ----------
                                                                 796,048
                                                              ----------
TOTAL COMMON STOCKS
   (cost $22,658,626)....................                     24,517,691
                                                              ----------

                                     FSA-19

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2009 (Continued)

---------------------------------------------------------------------------------------
                                                         PRINCIPAL
                                                          AMOUNT
COMPANY                                                    (000)      U.S. $ VALUE
---------------------------------------------------------------------------------------
LONG-TERM DEBT SECURITIES - 36.0%
CORPORATES - INVESTMENT GRADES - 11.7%
INDUSTRIAL - 5.5%
BASIC - 1.0%
ArcelorMittal
   6.125%, 6/01/18..................................        $50         $51,592
BHP Billiton Finance USA Ltd.
   7.25%, 3/01/16...................................         33          37,610
The Dow Chemical Co.
   7.375%, 11/01/29.................................          5           5,459
   8.55%, 5/15/19...................................         44          52,498
Eastman Chemical
   5.50%, 11/15/19..................................         10           9,969
EI Du Pont de Nemours & Co.
   5.875%, 1/15/14..................................         17          18,779
Freeport-McMoRan Copper & Gold, Inc.
   8.375%, 4/01/17..................................         30          32,850
International Paper Co.
   5.30%, 4/01/15...................................         45          46,391
Ispat Inland ULC
   9.75%, 4/01/14...................................         25          26,250
Packaging Corp. of America
   5.75%, 8/01/13...................................         30          32,151
PPG Industries, Inc.
   5.75%, 3/15/13...................................         25          26,692
Rio Tinto Finance USA Ltd.
   6.50%, 7/15/18...................................         35          38,447
                                                                        -------
                                                                        378,688
                                                                        -------
CAPITAL GOODS - 0.5%
CRH America, Inc.
   6.95%, 3/15/12...................................         40          43,328
Holcim US Finance Sarl & Cie SCS
   6.00%, 12/30/19..................................          4           4,164
John Deere Capital Corp.
   5.25%, 10/01/12..................................         30          32,398
Lafarge SA
   6.15%, 7/15/11...................................         28          29,178
Republic Services, Inc.
   5.50%, 9/15/19...................................         20          20,309
Tyco International Finance SA
   8.50%, 1/15/19...................................         25          30,194
United Technologies Corp.
   4.875%, 5/01/15..................................         16          17,174
                                                                        -------
                                                                        176,745
                                                                        -------
COMMUNICATIONS - MEDIA - 0.7%
BSKYB Finance UK PLC
   5.625%, 10/15/15.................................         40          43,658
Comcast Cable Communications Holdings, Inc.
   9.455%, 11/15/22.................................         15          19,292



---------------------------------------------------------------------------------------
                                                         PRINCIPAL
                                                          AMOUNT
COMPANY                                                    (000)       U.S. $ VALUE
---------------------------------------------------------------------------------------
DirecTV Holdings LLC / DirecTV Financing Co., Inc.
   4.75%, 10/01/14..................................        $15          $15,290
News America Holdings, Inc.
   9.25%, 2/01/13...................................         15           17,501
News America, Inc.
   6.55%, 3/15/33...................................         25           25,606
Reed Elsevier Capital, Inc.
   8.625%, 1/15/19..................................         15           18,251
RR Donnelley & Sons Co.
   4.95%, 4/01/14...................................         15           15,004
   5.50%, 5/15/15...................................         25           24,205
TCI Communications, Inc.
   7.875%, 2/15/26..................................         25           28,024
Time Warner Cable, Inc.
   7.50%, 4/01/14...................................         10           11,522
Time Warner Entertainment Co.
   8.375%, 3/15/23..................................         35           41,461
WPP Finance UK
   5.875%, 6/15/14..................................         15           15,491
                                                                         -------
                                                                         275,305
                                                                         -------
COMMUNICATIONS - TELECOMMUNICATIONS - 0.8%
AT&T Corp.
   8.00%, 11/15/31 (b)..............................          5            6,103
Embarq Corp.
   7.082%, 6/01/16..................................         40           44,183
Pacific Bell Telephone Co.
   6.625%, 10/15/34.................................         35           34,680
Qwest Corp.
   7.50%, 10/01/14..................................         55           57,131
Telecom Italia Capital SA
   6.175%, 6/18/14..................................         25           27,097
   6.375%, 11/15/33.................................         10            9,859
US Cellular Corp.
   6.70%, 12/15/33..................................         40           39,338
Verizon Communications, Inc.
   5.25%, 4/15/13...................................         15           16,170
Verizon New Jersey, Inc.
   Series A
   5.875%, 1/17/12..................................         35           37,291
Vodafone Group PLC
   5.50%, 6/15/11...................................         20           21,093
   7.75%, 2/15/10...................................         30           30,229
                                                                         -------
                                                                         323,174
                                                                         -------
CONSUMER CYCLICAL - AUTOMOTIVE - 0.1%
Daimler Finance North America LLC
   5.75%, 9/08/11...................................         15           15,756
   7.30%, 1/15/12...................................         12           13,046
   7.75%, 1/18/11...................................          6            6,379

                                     FSA-20

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2009 (Continued)

---------------------------------------------------------------------------------------
                                                         PRINCIPAL
                                                          AMOUNT
COMPANY                                                    (000)       U.S. $ VALUE
---------------------------------------------------------------------------------------
Harley-Davidson Funding Corp.
   5.75%, 12/15/14......................                    $15          $  15,229
                                                                         ---------
                                                                            50,410
                                                                         ---------
CONSUMER CYCLICAL - ENTERTAINMENT - 0.2%
Time Warner, Inc.
   6.875%, 5/01/12......................                     30             32,842
   7.625%, 4/15/31......................                     25             29,041
Viacom, Inc.
   5.625%, 9/15/19......................                     30             31,323
                                                                         ---------
                                                                            93,206
                                                                         ---------
CONSUMER CYCLICAL - OTHER - 0.0%
MDC Holdings, Inc.
   5.50%, 5/15/13.......................                     10             10,047
                                                                         ---------
CONSUMER CYCLICAL - RETAILERS - 0.1%
Wal-Mart Stores, Inc.
   4.25%, 4/15/13.......................                     30             31,808
                                                                         ---------
CONSUMER NON-CYCLICAL - 0.9%
Altria Group, Inc.
   9.70%, 11/10/18......................                     20             24,723
Bottling Group LLC
   6.95%, 3/15/14.......................                     25             28,765
Bunge Ltd. Finance Corp.
   5.10%, 7/15/15.......................                     19             18,838
   5.875%, 5/15/13......................                     25             26,023
Cadbury Schweppes US Finance LLC
   5.125%, 10/01/13.....................                     20             20,800
Campbell Soup Co.
   6.75%, 2/15/11.......................                     25             26,600
Delhaize Group SA
   5.875%, 2/01/14......................                     10             10,740
Diageo Capital PLC
   7.375%, 1/15/14......................                     25             28,920
Fisher Scientific International, Inc.
   6.125%, 7/01/15......................                     20             20,625
The Kroger Co.
   6.80%, 12/15/18......................                     20             22,219
Pepsico, Inc.
   4.65%, 2/15/13.......................                     25             26,704
Pfizer, Inc.
   5.35%, 3/15/15.......................                     30             32,787
The Procter & Gamble Co.
   4.70%, 2/15/19.......................                     28             28,663
Wyeth
   5.50%, 2/01/14.......................                     38             41,400
                                                                         ---------
                                                                           357,807
                                                                         ---------
ENERGY - 0.7%
Amerada Hess Corp.
   7.875%, 10/01/29.....................                     30             35,981


---------------------------------------------------------------------------------------
                                                         PRINCIPAL
                                                          AMOUNT
COMPANY                                                    (000)       U.S. $ VALUE
---------------------------------------------------------------------------------------
Anadarko Petroleum Corp.
   5.95%, 9/15/16.......................                    $34          $  36,778
   6.45%, 9/15/36.......................                     11             11,488
Apache Corp.
   5.25%, 4/15/13.......................                     15             16,075
Baker Hughes, Inc.
   6.50%, 11/15/13......................                     15             16,932
Canadian Natural Resources Ltd.
   5.15%, 2/01/13.......................                     20             21,286
Nabors Industries, Inc.
   9.25%, 1/15/19.......................                     30             36,741
Noble Energy, Inc.
   8.25%, 3/01/19.......................                     29             34,695
The Premcor Refining Group, Inc.
   7.50%, 6/15/15.......................                     28             27,794
Valero Energy Corp.
   6.875%, 4/15/12......................                     10             10,919
Weatherford International Ltd.
   5.15%, 3/15/13.......................                     20             20,945
   9.625%, 3/01/19......................                     15             18,700
                                                                         ---------
                                                                           288,334
                                                                         ---------
TECHNOLOGY - 0.4%
Cisco Systems, Inc.
   5.25%, 2/22/11.......................                     25             26,233
Dell, Inc.
   5.625%, 4/15/14......................                     15             16,342
Electronic Data Systems Corp.
   7.45%, 10/15/29......................                     15             17,749
Motorola, Inc.
   6.50%, 9/01/25.......................                     35             30,408
   7.50%, 5/15/25.......................                     10              9,569
   7.625%, 11/15/10.....................                      5              5,180
Oracle Corp.
   5.00%, 1/15/11.......................                     25             25,998
Xerox Capital Trust I
   8.00%, 2/01/27.......................                     45             44,550
                                                                         ---------
                                                                           176,029
                                                                         ---------
TRANSPORTATION - AIRLINES - 0.1%
Southwest Airlines Co.
   5.25%, 10/01/14......................                     10             10,129
   5.75%, 12/15/16......................                     20             19,766
                                                                         ---------
                                                                            29,895
                                                                         ---------
                                                                         2,191,448
                                                                         ---------
FINANCIAL INSTITUTIONS - 4.9%
BANKING - 2.6%
American Express Co.
   7.25%, 5/20/14.......................                     25             28,209
   8.125%, 5/20/19......................                     25             29,627

                                     FSA-21

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2009 (Continued)

---------------------------------------------------------------------------------------
                                                         PRINCIPAL
                                                          AMOUNT
COMPANY                                                    (000)       U.S. $ VALUE
---------------------------------------------------------------------------------------
Bank of America Corp.
   7.375%, 5/15/14......................                    $20         $  22,694
   7.625%, 6/01/19......................                     30            34,705
   Series L
   5.65%, 5/01/18.......................                     25            25,390
Barclays Bank PLC
   8.55%, 6/15/11 (c)...................                     75            69,000
The Bear Stearns Co., Inc.
   5.70%, 11/15/14......................                     35            38,512
Citigroup, Inc.
   5.50%, 4/11/13.......................                     35            36,287
   6.50%, 8/19/13.......................                     30            31,956
   8.50%, 5/22/19.......................                     30            34,643
Compass Bank
   5.50%, 4/01/20.......................                     65            59,960
Countrywide Financial Corp.
   5.80%, 6/07/12.......................                     30            31,845
Credit Suisse USA, Inc.
   5.50%, 8/15/13.......................                     12            13,036
The Goldman Sachs Group, Inc.
   4.75%, 7/15/13.......................                     35            36,618
   5.125%, 1/15/15......................                     25            26,269
   7.50%, 2/15/19.......................                     35            40,803
JP Morgan Chase & Co.
   4.75%, 5/01/13.......................                     25            26,388
   6.75%, 2/01/11.......................                     25            26,371
Marshall & Ilsley Bank
   5.00%, 1/17/17.......................                     45            35,003
Morgan Stanley
   5.30%, 3/01/13.......................                     40            42,160
   6.625%, 4/01/18......................                     40            43,247
Regions Financial Corp.
   6.375%, 5/15/12......................                     50            47,620
UBS Preferred Funding Trust I
   8.622%, 10/01/10 (c).................                     40            37,219
UFJ Finance Aruba AEC
   6.75%, 7/15/13.......................                    100           111,336
Wachovia Corp.
   5.50%, 5/01/13.......................                     50            53,117
Wells Fargo & Co.
   4.20%, 1/15/10.......................                     35            35,030
                                                                        ---------
                                                                        1,017,045
                                                                        ---------
FINANCE - 0.4%
General Electric Capital Corp.
   4.80%, 5/01/13.......................                     30            31,358
   5.625%, 5/01/18......................                     35            35,866
   Series A
   4.375%, 11/21/11.....................                     15            15,622


---------------------------------------------------------------------------------------
                                                         PRINCIPAL
                                                          AMOUNT
COMPANY                                                    (000)       U.S. $ VALUE
---------------------------------------------------------------------------------------
HSBC Finance Corp.
   7.00%, 5/15/12.......................                    $25         $  27,184
SLM Corp.
   5.45%, 4/25/11.......................                     30            29,917
   Series A
   5.375%, 1/15/13......................                     15            14,150
                                                                        ---------
                                                                          154,097
                                                                        ---------
INSURANCE - 1.5%
Aegon NV
   4.75%, 6/01/13.......................                     15            15,082
Aetna, Inc.
   6.00%, 6/15/16.......................                     15            15,748
Allied World Assurance Co. Holdings Ltd.
   7.50%, 8/01/16.......................                     25            26,696
The Allstate Corp.
   6.125%, 5/15/37 (c)..................                     50            43,500
Assurant, Inc.
   5.625%, 2/15/14......................                     15            15,380
Coventry Health Care, Inc.
   5.95%, 3/15/17.......................                     10             9,068
   6.125%, 1/15/15......................                      5             4,776
   6.30%, 8/15/14.......................                     25            24,452
Genworth Financial, Inc.
   6.515%, 5/22/18......................                     45            41,179
Guardian Life Insurance
   7.375%, 9/30/39......................                     15            15,341
Hartford Financial Services Group, Inc.
   6.10%, 10/01/41......................                     50            39,959
Humana, Inc.
   6.30%, 8/01/18.......................                     30            29,055
   6.45%, 6/01/16.......................                     10            10,108
Liberty Mutual Group, Inc.
   5.75%, 3/15/14.......................                     30            29,570
Lincoln National Corp.
   8.75%, 7/01/19.......................                      9            10,283
Massachusetts Mutual Life Insurance Co.
   8.875%, 6/01/39......................                     15            18,397
MetLife, Inc.
   7.717%, 2/15/19......................                     14            16,452
Nationwide Mutual Insurance Co.
   9.375%, 8/15/39......................                     25            26,392
Principal Financial Group, Inc.
   7.875%, 5/15/14......................                     20            22,074
Prudential Financial, Inc.
   5.15%, 1/15/13.......................                     30            31,559
   6.20%, 1/15/15.......................                     10            10,759
   Series D
   7.375%, 6/15/19......................                      5             5,606

                                     FSA-22

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2009 (Continued)

---------------------------------------------------------------------------------------
                                                         PRINCIPAL
                                                          AMOUNT
COMPANY                                                    (000)       U.S. $ VALUE
---------------------------------------------------------------------------------------
UnitedHealth Group, Inc.
   6.00%, 2/15/18................................           $45         $  46,483
Wellpoint, Inc.
   5.875%, 6/15/17...............................            10            10,303
   7.00%, 2/15/19................................            15            16,776
XL Capital Ltd.
   6.25%, 5/15/27................................            50            45,468
                                                                        ---------
                                                                          580,466
                                                                        ---------
REITS - 0.4%
ERP Operating LP
   5.25%, 9/15/14................................            45            45,767
HCP, Inc.
   5.95%, 9/15/11................................            55            56,745
Healthcare Realty Trust, Inc.
   5.125%, 4/01/14...............................            30            28,947
Simon Property Group LP
   5.625%, 8/15/14...............................            44            45,317
                                                                        ---------
                                                                          176,776
                                                                        ---------
                                                                        1,928,384
                                                                        ---------
UTILITY - 1.2%
ELECTRIC - 0.7%
Allegheny Energy Supply
   5.75%, 10/15/19...............................            35            33,996
Enersis SA
   7.375%, 1/15/14...............................            30            33,443
FirstEnergy Corp.
   Series B
   6.45%, 11/15/11...............................             1             1,072
   Series C
   7.375%, 11/15/31..............................            25            27,097
MidAmerican Energy Holdings Co.
   5.875%, 10/01/12..............................            30            32,673
Nisource Finance Corp.
   6.80%, 1/15/19................................            35            37,431
The Southern Co.
   Series A
   5.30%, 1/15/12................................            11            11,786
SPI Electricity & Gas Australia Holdings Pty Ltd.
   6.15%, 11/15/13...............................            55            57,400
Union Electric Co.
   6.70%, 2/01/19................................             5             5,520
Wisconsin Energy Corp.
   6.25%, 5/15/67 (c)............................            52            46,280
                                                                        ---------
                                                                          286,698
                                                                        ---------
NATURAL GAS - 0.4%
Duke Energy Field Services Corp.
   7.875%, 8/16/10...............................            10            10,396


---------------------------------------------------------------------------------------
                                                         PRINCIPAL
                                                          AMOUNT
COMPANY                                                    (000)       U.S. $ VALUE
---------------------------------------------------------------------------------------
Energy Transfer Partners LP
   6.125%, 2/15/17...............................           $35         $  36,303
   6.625%, 10/15/36..............................             5             4,990
Enterprise Products Operating LLC
   Series G
   5.60%, 10/15/14...............................            20            21,297
TransCanada Pipelines Ltd.
   6.35%, 5/15/67 (c)............................            60            56,296
Williams Co., Inc.
   7.125%, 9/01/11...............................            25            26,718
   8.125%, 3/15/12...............................            20            21,869
                                                                        ---------
                                                                          177,869
                                                                        ---------
OTHER UTILITY - 0.1%
Veolia Environnement
   6.00%, 6/01/18................................            30            31,678
                                                                        ---------
                                                                          496,245
                                                                        ---------
NON CORPORATE SECTORS - 0.1%
AGENCIES - NOT GOVERNMENT GUARANTEED - 0.1%
Petrobras International Finance
   5.75%, 1/20/20................................            50            50,864
                                                                        ---------
Total Corporates - Investment Grades                                    4,666,941
                                                                        ---------
GOVERNMENTS - TREASURIES - 9.1%
TREASURIES - 9.1%
UNITED STATES - 9.1%
U.S. Treasury Bonds
   3.75%, 11/15/18...............................           910           909,429
   4.50%, 2/15/36................................           220           216,700
U.S. Treasury Notes
   0.875%, 5/31/11...............................           609           609,237
   1.75%, 11/15/11 - 1/31/14.....................           555           552,048
   2.375%, 8/31/14...............................           520           516,181
   2.625%, 7/31/14...............................           656           659,079
   3.625%, 12/31/12..............................           130           137,465
                                                                        ---------
Total Governments - Treasuries...................                       3,600,139
                                                                        ---------
MORTGAGE PASS-THRU'S - 5.9%
AGENCY FIXED RATE 30-YEAR - 5.9%
Federal Home Loan Mortgage Corp. Gold
   Series 2005
   4.50%, 9/01/35................................           106           106,089
   Series 2007
   5.50%, 7/01/35................................            61            63,864
Federal National Mortgage Association
   6.00%, TBA....................................           215           227,698
   Series 2003
   5.00%, 11/01/33...............................            66            68,171
   5.50%, 4/01/33 - 7/01/33......................           281           295,611

                                     FSA-23

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2009 (Continued)

---------------------------------------------------------------------------------------
                                                         PRINCIPAL
                                                          AMOUNT
COMPANY                                                    (000)       U.S. $ VALUE
---------------------------------------------------------------------------------------
   Series 2004
   5.50%, 4/01/34 - 11/01/34........................        $178        $ 187,326
   6.00%, 9/01/34...................................         114          121,846
   Series 2005
   4.50%, 8/01/35...................................         140          140,293
   5.50%, 2/01/35...................................         274          288,388
   Series 2006
   5.00%, 2/01/36...................................         240          246,492
   Series 2007
   4.50%, 9/01/35...................................         153          153,913
   Series 2008
   6.00%, 3/01/37...................................         225          239,640
Government National Mortgage Association
   5.50%, TBA.......................................         125          130,937
   6.50%, TBA.......................................          75           79,922
                                                                        ---------
Total Mortgage Pass-Thru's..........................                    2,350,190
                                                                        ---------
AGENCIES - 2.8%
AGENCY DEBENTURES - 2.8%
Citigroup Funding, Inc. - FDIC Insured
   0.198%, 5/05/11 (d)..............................         200          199,877
Federal Home Loan Bank
   4.625%, 10/10/12.................................         320          344,794
   5.00%, 11/17/17..................................         190          205,527
Federal National Mortgage Association
   6.25%, 5/15/29...................................         150          171,532
   6.625%, 11/15/30.................................         145          174,262
                                                                        ---------
Total Agencies......................................                    1,095,992
                                                                        ---------
COMMERCIAL MORTGAGE-BACKED SECURITIES - 2.7%
NON-AGENCY FIXED RATE CMBS - 2.7%
Banc of America Commercial Mortgage, Inc.
   Series 2006-5, Class A4
   5.414%, 9/10/47..................................         115          108,013
Citigroup Commercial Mortgage Trust
   Series 2004-C1, Class A4
   5.37%, 4/15/40...................................         145          145,100
Credit Suisse Mortgage Capital Certificates
   Series 2006-C5, Class A3
   5.311%, 12/15/39.................................          60           50,053
CS First Boston Mortgage Securities Corp.
   Series 2004-C1, Class A4
   4.75%, 1/15/37...................................          45           44,434
   Series 2005-C1, Class A4
   5.014%, 2/15/38..................................         105          103,049
GS Mortgage Securities Corp. II
   Series 2004-GG2, Class A6
   5.396%, 8/10/38..................................         100           98,268


---------------------------------------------------------------------------------------
                                                         PRINCIPAL
                                                          AMOUNT
COMPANY                                                    (000)       U.S. $ VALUE
---------------------------------------------------------------------------------------
JP Morgan Chase Commercial Mortgage Securities Corp.
   Series 2007-LD11, Class A4
   5.818%, 6/15/49..................................        $ 80        $  69,668
LB-UBS Commercial Mortgage Trust
   Series 2004-C4, Class A4
   5.224%, 6/15/29..................................          35           34,872
   Series 2006-C1, Class A4
   5.156%, 2/15/31..................................         115          111,328
   Series 2006-C4, Class A4
   5.882%, 6/15/38..................................          50           47,332
Merrill Lynch Mortgage Trust
   Series 2005-CKI1, Class A6
   5.233%, 11/12/37.................................          55           54,444
Morgan Stanley Capital I
   Series 2005-HQ5, Class A4
   5.168%, 1/14/15..................................          70           68,997
   Series 2005-T17, Class A5
   4.78%, 12/13/41..................................         145          142,359
                                                                        ---------
Total Commercial Mortgage-Backed Securities                             1,077,917
                                                                        ---------
GOVERNMENTS - SOVEREIGN BONDS - 1.0%
BRAZIL - 0.2%
Republic of Brazil
   8.25%, 1/20/34...................................          65           82,713
                                                                        ---------
PERU - 0.2%
Republic of Peru
   8.375%, 5/03/16..................................          10           12,075
   9.875%, 2/06/15..................................          60           75,900
                                                                        ---------
                                                                           87,975
                                                                        ---------
POLAND - 0.0%
Poland Government International Bond
   6.375%, 7/15/19..................................          20           21,690
                                                                        ---------
RUSSIA - 0.6%
Russian Federation
   7.50%, 3/31/30 (b)...............................         197          222,815
                                                                        ---------
Total Governments - Sovereign Bonds                                       415,193
                                                                        ---------
CMOS - 0.9%
NON-AGENCY ARMS - 0.4%
Bear Stearns Alt-A Trust
   Series 2006-1, Class 22A1
   5.203%, 2/25/36 (c)..............................          77           44,522
   Series 2006-3, Class 22A1
   5.873%, 5/25/36 (c)..............................          32           19,879
   Series 2007-1, Class 21A1
   5.56%, 1/25/47 (c)...............................          45           24,294

                                     FSA-24

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2009 (Continued)

---------------------------------------------------------------------------------------
                                                         PRINCIPAL
                                                          AMOUNT
COMPANY                                                    (000)       U.S. $ VALUE
---------------------------------------------------------------------------------------
Citigroup Mortgage Loan Trust, Inc.
   Series 2006-AR1, Class 3A1
   5.50%, 3/25/36 (d)..............................         $ 89        $57,552
Indymac Index Mortgage Loan Trust
   Series 2006-AR7, Class 4A1
   5.856%, 5/25/36 (c).............................           38         21,524
                                                                        -------
                                                                        167,771
                                                                        -------
NON-AGENCY FLOATING RATE - 0.3%
Banc of America Funding Corp.
   Series 2007-B, Class A1
   0.443%, 4/20/47 (d).............................           73         39,282
Countrywide Alternative Loan Trust
   Series 2005-62, Class 2A1
   1.544%, 12/25/35 (d)............................           30         16,660
   Series 2006-OA14, Class 3A1
   1.394%, 11/25/46 (d)............................           96         41,128
Lehman XS Trust
   Series 2007-4N, Class M1
   0.681%, 3/25/47 (d).............................          110            495
                                                                        -------
                                                                         97,565
                                                                        -------
NON-AGENCY FIXED RATE - 0.2%
JP Morgan Alternative Loan Trust
   Series 2006-A3, Class 2A1
   6.05%, 7/25/36..................................           81         46,816
Merrill Lynch Mortgage Investors, Inc.
   Series 2005-A8, Class A1C1
   5.25%, 8/25/36..................................           38         34,095
                                                                        -------
                                                                         80,911
                                                                        -------
Total CMOs.........................................                     346,247
                                                                        -------
ASSET-BACKED SECURITIES - 0.5%
HOME EQUITY LOANS - FLOATING RATE - 0.4%
Credit-Based Asset Servicing and Securitization LLC
   Series 2003-CB1, Class AF
   3.95%, 1/25/33 (d)..............................           43         37,423
Indymac Residential Asset Backed Trust
   Series 2006-D, Class 2A2
   0.341%, 11/25/36 (d)............................           98         69,906
   Series 2007-B, Class M1
   0.541%, 7/25/37 (d).............................          115          3,253
Master Asset Backed Securities Trust
   Series 2006-NC2, Class A3
   0.341%, 8/25/36 (d).............................          110         57,313
Option One Mortgage Loan Trust
   Series 2007-4, Class M1
   0.601%, 4/25/37 (d).............................          110          4,019
RAAC Series
   Series 2006-SP3, Class A1
   0.311%, 8/25/36 (d).............................            2          2,035


---------------------------------------------------------------------------------------
                                                         PRINCIPAL
                                                          AMOUNT
COMPANY                                                    (000)       U.S. $ VALUE
---------------------------------------------------------------------------------------
Residential Asset Securities Corp.
   Series 2003-KS3, Class A2
   0.831%, 5/25/33 (d).............................         $ 3         $ 1,819
                                                                        -------
                                                                        175,768
                                                                        -------
HOME EQUITY LOANS - FIXED RATE - 0.1%
Asset Backed Funding Certificates
   Series 2003-WF1, Class A2
   1.361%, 12/25/32................................          26          19,108
Citifinancial Mortgage Securities, Inc.
   Series 2003-1, Class AFPT
   3.36%, 1/25/33..................................          17          14,483
Home Equity Mortgage Trust
   Series 2005-4, Class A3
   4.742%, 1/25/36.................................           1             744
                                                                        -------
                                                                         34,335
                                                                        -------
Total Asset-Backed Securities......................                     210,103
                                                                        -------
CORPORATES - NON-INVESTMENT GRADES - 0.5%
INDUSTRIAL - 0.4%
BASIC - 0.2%
United States Steel Corp.
   6.65%, 6/01/37..................................          60          48,269
Westvaco Corp.
   8.20%, 1/15/30..................................          10          10,288
                                                                        -------
                                                                         58,557
                                                                        -------
CAPITAL GOODS - 0.1%
Masco Corp.
   4.80%, 6/15/15..................................          30          27,578
Textron Financial Corp.
   5.125%, 11/01/10................................          25          25,202
                                                                        -------
                                                                         52,780
                                                                        -------
CONSUMER CYCLICAL - OTHER - 0.1%
Wyndham Worldwide Corp.
   6.00%, 12/01/16.................................          60          55,896
                                                                        -------
                                                                        167,233
                                                                        -------
FINANCIAL INSTITUTIONS - 0.1%
BANKING - 0.1%
BankAmerica Capital II
   Series 2
   8.00%, 12/15/26.................................          25          24,500
Zions Bancorporation
   5.50%, 11/16/15.................................          15          10,605
                                                                        -------
                                                                         35,105
                                                                        -------
Total Corporates - Non-Investment Grades                                202,338
                                                                        -------

                                     FSA-25

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2009 (Continued)

---------------------------------------------------------------------------------------
                                                         PRINCIPAL
                                                          AMOUNT
COMPANY                                                    (000)       U.S. $ VALUE
---------------------------------------------------------------------------------------
GOVERNMENTS - SOVEREIGN AGENCIES - 0.4%
GERMANY - 0.0%
Landwirtschaftliche Rentenbank
   5.125%, 2/01/17.....................                     $ 20        $   21,446
                                                                        ----------
UNITED KINGDOM - 0.4%
The Royal Bank of Scotland PLC
   1.45%, 10/20/11.....................                      145           144,675
                                                                        ----------
Total Governments - Sovereign Agencies                                     166,121
                                                                        ----------
INFLATION-LINKED SECURITIES - 0.4%
UNITED STATES - 0.4%
U.S. Treasury Notes
   3.00%, 7/15/12 (TIPS)...............                      116           150,080
                                                                        ----------
SUPRANATIONALS - 0.1%
European Investment Bank
   4.875%, 2/15/36.....................                       30            28,568
                                                                        ----------
TOTAL LONG-TERM DEBT SECURITIES
   (amortized cost $14,780,997)........                                 14,309,829
                                                                        ----------


---------------------------------------------------------------------------------------
                                                                           % OF
COUNTRY DIVERSIFICATION                                                 NET ASSETS
---------------------------------------------------------------------------------------
United States..........................                                    61.4%
United Kingdom.........................                                     8.3%
Japan..................................                                     5.1%
France.................................                                     3.3%
Australia..............................                                     3.3%
Germany................................                                     2.9%
Switzerland............................                                     2.7%
Canada.................................                                     2.5%
Netherlands............................                                     1.4%
Spain..................................                                     1.3%
Italy..................................                                     1.3%
Russia.................................                                     0.6%
Norway.................................                                     0.6%
Ireland................................                                     0.5%
Other..................................                                     2.6%
Cash and Equivalents, net..............                                     2.2%
                                                                          -----
TOTAL..................................                                   100.0%
                                                                          =====


---------------------------------------------------------------------------------------
                                                         PRINCIPAL
                                                          AMOUNT
COMPANY                                                    (000)       U.S. $ VALUE
---------------------------------------------------------------------------------------
RIGHTS - 0.0%
FINANCIALS - 0.0%
DIVERSIFIED FINANCIAL SERVICES - 0.0%
Fortis (a)...........                                       3,600          $0
                                                                           --
Total Rights - 0.0%
   (cost $13)........                                                      $0
                                                                           --

                                                         ---------
                                                         PRINCIPAL
                                                          AMOUNT
                                                          (000)
                                                         ---------
SHORT-TERM DEBT SECURITIES - 3.0%
TIME DEPOSIT - 3.0%
JPMorgan Nassau
   0.10%, 1/04/10.............................             $1,195       1,195,042
                                                                        ---------
TOTAL SHORT-TERM DEBT SECURITIES - 3.0%
   (amortized cost $1,195,042)................                          1,195,042
                                                                        ---------
TOTAL INVESTMENTS - 100.8%
   (cost/amortized cost $38,634,678)                                   40,022,562
Other assets less liabilities - (0.8)%........                           (331,399)
                                                                       ----------
NET ASSETS - 100.0%...........................                        $39,691,163
                                                                      ===========

                                     FSA-26

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2009 (Concluded)
(a) Non-income producing security.
(b) Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 2009.
(c) Variable rate coupon, rate shown as of December 31, 2009.
(d) Floating Rate Security. Stated interest rate was in effect at December 31, 2009.

The fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of December 31, 2009, the fund's total exposure to subprime investments was 1.40% of net assets. These investments are valued in accordance with the fund's Valuation Policies (see Note A for additional details).

    Glossary:
    ADR   - American Depositary Receipt
    ARMs  - Adjustable Rate Mortgages
    CMBS  - Commercial Mortgage-Backed Securities
    CMOs  - Collateralized Mortgage Obligations
    FDIC  - Federal Deposit Insurance Corporation
    LP    - Limited Partnership
    REIT  - Real Estate Investment Trust
    TBA   - To Be Announced
    TIPS  - Treasury Inflation Protected Security

    The accompanying notes are an integral part of these financial statements.


                                    FSA-27

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

Statement of Assets and Liabilities
DECEMBER 31, 2009

----------------------------------------------------------------------------------
ASSETS:
Investments (Notes 2 and 3):
 Common stocks -- at value (cost: $58,703,875)  .                      $76,343,853
 Short-term debt securities -- at value (amortized cost: $342,294)  .      342,294
Cash.................................................................      100,000
Receivable for investment securities sold............................       35,151
Interest and dividends receivable....................................       88,684
----------------------------------------------------------------------------------
Total assets.........................................................   76,909,982
----------------------------------------------------------------------------------
LIABILITIES:
Due to AXA Equitable's General Account...............................      379,102
Due to custodian.....................................................       51,770
Accrued expenses.....................................................      194,918
----------------------------------------------------------------------------------
Total liabilities....................................................      625,790
----------------------------------------------------------------------------------
NET ASSETS...........................................................  $76,284,192
==================================================================================
Amount retained by AXA Equitable in Separate Account No. 4...........  $ 2,371,263
Net assets attributable to contract owners...........................   46,469,829
Net assets allocated to contracts in payout period...................   27,443,100
----------------------------------------------------------------------------------
NET ASSETS...........................................................  $76,284,192
==================================================================================


                                                UNITS OUTSTANDING    UNIT VALUES
                                               ------------------- --------------
Institutional...............................                 5,527     $ 7,590.76
RIA.........................................                 6,051        704.77
MRP.........................................                99,998        277.66
EPP.........................................                 3,150        731.27

The accompanying notes are an integral part of these financial statements.

                                     FSA-28

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

Statement of Operations
YEAR ENDED DECEMBER 31, 2009

-----------------------------------------------------------------------------------
INVESTMENT INCOME (NOTE 2):
Dividends (net of foreign taxes withheld of $2,366)  .                 $  1,158,131
Interest.............................................................           235
-----------------------------------------------------------------------------------
Total investment income..............................................     1,158,366
-----------------------------------------------------------------------------------
EXPENSES (NOTE 6):
Investment management fees...........................................       (75,657)
Operating and expense charges........................................      (366,726)
-----------------------------------------------------------------------------------
Total expenses.......................................................      (442,383)
-----------------------------------------------------------------------------------
Net investment income................................................       715,983
-----------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 2):
Realized loss from security and foreign currency transactions........    (8,236,908)
Change in unrealized appreciation/depreciation of investments........    30,242,854
-----------------------------------------------------------------------------------
Net realized and unrealized gain on investments......................    22,005,946
-----------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS ATTRIBUTABLE TO OPERATIONS................  $ 22,721,929
===================================================================================

The accompanying notes are an integral part of these financial statements.

                                     FSA-29

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Statements of Changes in Net Assets

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         YEAR ENDED
                                                                                            DECEMBER 31, 2009   DECEMBER 31, 2008
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income.....................................................................    $     715,983      $      658,663
Net realized loss on investments and foreign currency transactions........................       (8,236,908)         (5,160,027)
Change in unrealized appreciation/depreciation of investments.............................       30,242,854        (108,135,363)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets attributable to operations..........................       22,721,929        (112,636,727)
------------------------------------------------------------------------------------------------------------------------------------
FROM CONTRIBUTIONS AND WITHDRAWALS:
Contributions.............................................................................        5,310,284          19,004,561
Withdrawals...............................................................................      (17,293,999)       (372,363,828)
Asset management fees (Note 6)............................................................          (50,351)           (513,538)
Administrative fees (Note 6)..............................................................          (79,593)           (129,063)
------------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets attributable to contributions and withdrawals..................      (12,113,659)       (354,001,868)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets attributable to AXA Equitable's transactions........               --               4,204
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS.........................................................       10,608,270        (466,634,391)
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- BEGINNING OF PERIOD.......       65,675,922         532,310,313
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- END OF PERIOD.............    $  76,284,192      $   65,675,922
====================================================================================================================================

The accompanying notes are an integral part of these financial statements.

                                     FSA-30

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2009

--------------------------------------------------------------------------------
COMPANY                                           SHARES            U.S. $ VALUE
--------------------------------------------------------------------------------
COMMON STOCKS - 100.1%
INFORMATION TECHNOLOGY - 33.2%
COMMUNICATIONS EQUIPMENT - 4.3%
Brocade Communications Systems,
    Inc. (a)................................       2,000              $   15,260
Ciena Corp. (a).............................         100                   1,084
Cisco Systems, Inc. (a).....................      78,700               1,884,078
F5 Networks, Inc. (a).......................       1,050                  55,629
Harris Corp.................................       1,400                  66,570
JDS Uniphase Corp. (a)......................       1,450                  11,963
Juniper Networks, Inc. (a)..................       7,110                 189,624
Motorola, Inc. (a)..........................       2,000                  15,520
QUALCOMM, Inc...............................      22,570               1,044,088
                                                                      ----------
                                                                       3,283,816
                                                                      ----------
COMPUTERS & PERIPHERALS - 9.4%
Apple, Inc. (a).............................      12,201               2,572,703
Dell, Inc. (a)..............................      23,350                 335,306
Diebold, Inc................................         750                  21,337
EMC Corp. (a)...............................       2,850                  49,789
Hewlett-Packard Co..........................      25,250               1,300,627
International Business Machines
    Corp....................................      18,050               2,362,745
NCR Corp. (a)...............................       2,150                  23,929
NetApp, Inc. (a)............................       4,550                 156,475
QLogic Corp. (a)............................       1,600                  30,192
SanDisk Corp. (a)...........................       1,450                  42,036
Seagate Technology..........................       6,000                 109,140
Teradata Corp. (a)..........................       1,900                  59,717
Western Digital Corp. (a)...................       2,750                 121,413
                                                                      ----------
                                                                       7,185,409
                                                                      ----------
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 1.1%
Agilent Technologies, Inc. (a)..............       4,650                 144,476
Amphenol Corp.-Class A......................       2,350                 108,523
Arrow Electronics, Inc. (a).................         650                  19,247
Avnet, Inc. (a).............................         650                  19,604
AVX Corp....................................         100                   1,267
Corning, Inc................................      18,100                 349,511
Dolby Laboratories, Inc.-Class A (a)........         700                  33,411
Flir Systems, Inc. (a).................... .       2,050                  67,076
Itron, Inc. (a).............................         500                  33,785
Jabil Circuit, Inc..........................       1,250                  21,712
Molex, Inc..................................         150                   3,232
National Instruments Corp...................         750                  22,088
Trimble Navigation Ltd. (a).................       1,600                  40,320
Vishay Intertechnology, Inc. (a)............         500                   4,175
                                                                      ----------
                                                                         868,427
                                                                      ----------
INTERNET SOFTWARE & SERVICES - 3.4%
Akamai Technologies, Inc. (a)...............       2,350                  59,525
Ebay, Inc. (a)..............................       3,550                  83,567
Equinix, Inc. (a)...........................         550                  58,382


--------------------------------------------------------------------------------
COMPANY                                           SHARES            U.S. $ VALUE
--------------------------------------------------------------------------------
Google, Inc.-Class A (a)....................       3,270              $2,027,335
IAC/InterActiveCorp. (a)....................         550                  11,264
Sohu.com, Inc. (a)..........................         400                  22,912
VeriSign, Inc. (a)..........................       2,600                  63,024
WebMD Health Corp.-Class A (a)..............         722                  27,790
Yahoo!, Inc. (a)............................      15,150                 254,217
                                                                      ----------
                                                                       2,608,016
                                                                      ----------
IT SERVICES - 3.0%
Affiliated Computer Services, Inc.-
    Class A (a).............................         750                  44,768
Alliance Data Systems Corp. (a).............         750                  48,443
Amdocs Ltd. (a).............................         350                   9,986
Automatic Data Processing, Inc..............       6,850                 293,317
Broadridge Financial Solutions, Inc.........       1,150                  25,944
Cognizant Technology Solutions
    Corp.-Class A (a).......................       4,000                 181,200
Convergys Corp. (a).........................         150                   1,612
DST Systems, Inc. (a).......................         450                  19,597
Fidelity National Information
    Services, Inc...........................       2,737                  64,155
Fiserv, Inc. (a)............................       2,150                 104,232
Genpact Ltd. (a)............................         850                  12,665
Global Payments, Inc........................       1,100                  59,246
Hewitt Associates, Inc.-Class A (a).........       1,150                  48,599
Lender Processing Services, Inc.............       1,300                  52,858
Mastercard, Inc.-Class A....................       1,200                 307,176
NeuStar, Inc.-Class A (a)...................         950                  21,888
Paychex, Inc................................       4,400                 134,816
SAIC, Inc. (a)..............................       3,980                  75,381
Total System Services, Inc..................       1,550                  26,768
Visa, Inc.-Class A..........................       6,150                 537,879
The Western Union Co.-Class W...............       9,550                 180,018
                                                                      ----------
                                                                       2,250,548
                                                                      ----------
OFFICE ELECTRONICS - 0.0%
Zebra Technologies Corp.-
    Class A (a).............................         700                  19,852
                                                                      ----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.9%
Advanced Micro Devices, Inc. (a)............       4,000                  38,720
Altera Corp.................................       4,000                  90,520
Analog Devices, Inc.........................       3,950                 124,741
Broadcom Corp.-Class A (a)..................       6,700                 210,715
Cree, Inc. (a)..............................       1,400                  78,918
Cypress Semiconductor Corp. (a).............       1,900                  20,064
Integrated Device Technology, ..............
    Inc. (a)................................         450                   2,911
Intel Corp..................................      46,990                 958,596
International Rectifier Corp. (a)...........         400                   8,848
Intersil Corp.-Class A......................         800                  12,272
Lam Research Corp. (a)......................       1,700                  66,657
Linear Technology Corp......................       3,000                  91,620

                                     FSA-31

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2009 (Continued)


--------------------------------------------------------------------------------
COMPANY                                          SHARES             U.S. $ VALUE
--------------------------------------------------------------------------------
Marvell Technology Group Ltd. (a)...........      6,300               $  130,725
Maxim Integrated Products, Inc..............      3,450                   70,035
MEMC Electronic Materials, Inc. (a).........      3,050                   41,541
Microchip Technology, Inc...................      2,250                   65,385
Micron Technology, Inc. (a).................      2,000                   21,120
National Semiconductor Corp.................      3,100                   47,616
Novellus Systems, Inc. (a)..................        800                   18,672
Nvidia Corp. (a)............................      7,450                  139,166
ON Semiconductor Corp. (a)..................      5,700                   50,217
Rambus, Inc. (a)............................      1,400                   34,160
Silicon Laboratories, Inc. (a)..............        600                   29,004
Teradyne, Inc. (a)..........................      2,350                   25,216
Texas Instruments, Inc......................     17,350                  452,141
Varian Semiconductor Equipment
    (a).....................................      1,000                   35,880
Xilinx, Inc.................................      3,700                   92,722
                                                                      ----------
                                                                       2,958,182
                                                                      ----------
SOFTWARE - 8.1%
Activision Blizzard, Inc. (a)...............      4,400                   48,884
Adobe Systems, Inc. (a).....................      7,160                  263,345
Ansys, Inc. (a).............................      1,200                   52,152
Autodesk, Inc. (a)..........................      2,100                   53,361
BMC Software, Inc. (a)......................      2,500                  100,250
CA, Inc.....................................      4,100                   92,086
Cadence Design Systems, Inc. (a)............      3,550                   21,265
Citrix Systems, Inc. (a)....................      2,450                  101,944
Electronic Arts, Inc. (a)...................      4,400                   78,100
Factset Research Systems, Inc...............        600                   39,522
Intuit, Inc. (a)............................      4,400                  135,124
McAfee, Inc. (a)............................      2,100                   85,197
MICROS Systems, Inc. (a)....................      1,100                   34,133
Microsoft Corp..............................    105,200                3,207,548
Novell, Inc. (a)............................      2,100                    8,715
Nuance Communications, Inc. (a).............      2,750                   42,735
Oracle Corp.................................     52,150                1,279,761
Red Hat, Inc. (a)...........................      2,550                   78,795
Rovi Corp. (a)..............................        950                   30,276
Salesforce.com, Inc. (a)....................      1,500                  110,655
Sybase, Inc. (a)............................      1,150                   49,910
Symantec Corp. (a)..........................     11,200                  200,368
Synopsys, Inc. (a)..........................      1,200                   26,736
VMware, Inc.-Class A (a)....................        700                   29,666
                                                                      ----------
                                                                       6,170,528
                                                                      ----------
                                                                      25,344,778
                                                                      ----------
HEALTH CARE - 15.9%
BIOTECHNOLOGY - 3.3%
Abraxis Bioscience, Inc. (a)................        100                    4,055
Alexion Pharmaceuticals, Inc. (a)...........      1,200                   58,584
Amgen, Inc. (a).............................     13,800                  780,666
Amylin Pharmaceuticals, Inc. (a)............      1,900                   26,961


--------------------------------------------------------------------------------
COMPANY                                          SHARES             U.S. $ VALUE
--------------------------------------------------------------------------------
Biogen Idec, Inc. (a).......................      3,950              $  211,325
BioMarin Pharmaceutical, Inc. (a)...........      1,350                  25,394
Celgene Corp. (a)...........................      6,300                 350,784
Cephalon, Inc. (a)..........................      1,000                  62,410
Dendreon Corp. (a)..........................      1,550                  40,734
Genzyme Corp. (a)...........................      3,700                 181,337
Gilead Sciences, Inc. (a)...................     12,390                 536,239
Myriad Genetics, Inc. (a)...................      1,300                  33,930
OSI Pharmaceuticals, Inc. (a)...............        800                  24,824
Talecris Biotherapeutics (a)................        600                  13,362
United Therapeutics Corp. (a)...............        650                  34,222
Vertex Pharmaceuticals, Inc. (a)............      2,650                 113,553
                                                                     ----------
                                                                      2,498,380
                                                                     ----------
HEALTH CARE EQUIPMENT & SUPPLIES - 3.6%
Baxter International, Inc...................      8,250                 484,110
Beckman Coulter, Inc........................        950                  62,168
Becton Dickinson & Co.......................      3,300                 260,238
Boston Scientific Corp. (a).................      7,300                  65,700
CR Bard, Inc................................      1,350                 105,165
Dentsply International, Inc.................      2,000                  70,340
Edwards Lifesciences Corp. (a)..............        800                  69,480
Gen-Probe, Inc. (a).........................        700                  30,030
Hill-Rom Holdings, Inc......................        300                   7,197
Hologic, Inc. (a)...........................        300                   4,350
Hospira, Inc. (a)...........................      2,200                 112,200
Idexx Laboratories, Inc. (a)................        800                  42,752
Intuitive Surgical, Inc. (a)................        550                 166,826
Inverness Medical Innovations,
    Inc. (a)................................        500                  20,755
Kinetic Concepts, Inc. (a)..................        300                  11,295
Medtronic, Inc..............................     15,250                 670,695
Resmed, Inc. (a)............................      1,050                  54,883
St. Jude Medical, Inc. (a)..................      4,700                 172,866
Stryker Corp................................      4,600                 231,702
Teleflex, Inc...............................        250                  13,473
Varian Medical Systems, Inc. (a)............      1,700                  79,645
                                                                     ----------
                                                                      2,735,870
                                                                     ----------
HEALTH CARE PROVIDERS & SERVICES - 2.2%
Aetna, Inc..................................      1,300                  41,210
AmerisourceBergen Corp.-Class A.............      3,600                  93,852
Cigna Corp..................................        250                   8,818
Community Health Systems, Inc. (a)                  600                  21,360
Coventry Health Care, Inc. (a)..............        550                  13,359
DaVita, Inc. (a)............................      1,400                  82,236
Emdeon, Inc. (a)............................        250                   3,812
Express Scripts, Inc.-Class A (a)...........      3,750                 324,187
Health Management Associates,
    Inc.-Class A (a)........................      3,350                  24,354
Henry Schein, Inc. (a)......................      1,250                  65,750
Humana, Inc. (a)............................        850                  37,307

                                     FSA-32

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2009 (Continued)

--------------------------------------------------------------------------------
COMPANY                                             SHARES          U.S. $ VALUE
--------------------------------------------------------------------------------
Laboratory Corp. of America
    Holdings (a)............................         1,500            $  112,260
Lincare Holdings, Inc. (a)..................           750                27,840
McKesson Corp...............................         1,800               112,500
Medco Health Solutions, Inc. (a)............         6,600               421,806
Mednax, Inc. (a)............................           200                12,024
Omnicare, Inc...............................           650                15,724
Patterson Cos, Inc. (a).....................         1,350                37,773
Quest Diagnostics, Inc......................         2,150               129,817
Tenet Healthcare Corp. (a)..................         4,400                23,716
Universal Health Services, Inc.-
    Class B.................................           100                 3,050
VCA Antech, Inc. (a)........................         1,150                28,658
WellPoint, Inc. (a).........................           450                26,231
                                                                      ----------
                                                                       1,667,644
                                                                      ----------
HEALTH CARE TECHNOLOGY - 0.1%
Allscripts-Misys Healthcare
    Solutions, Inc. (a).....................           850                17,196
Cerner Corp. (a)............................           950                78,318
IMS Health, Inc.............................           550                11,583
                                                                      ----------
                                                                         107,097
                                                                      ----------
LIFE SCIENCES TOOLS & SERVICES - 0.7%
Bio-Rad Laboratories, Inc.-
    Class A (a).............................           300                28,938
Charles River Laboratories
    International, Inc. (a).................           600                20,214
Covance, Inc. (a)...........................           900                49,113
Illumina, Inc. (a)..........................         1,650                50,572
Life Technologies Corp. (a).................         2,100               109,683
Mettler Toledo International, Inc. (a).....            450                47,245
Millipore Corp. (a).........................           750                54,263
PerkinElmer, Inc............................           300                 6,177
Pharmaceutical Product
    Development, Inc........................         1,400                32,816
Techne Corp.................................           500                34,280
Thermo Fisher Scientific, Inc. (a)..........           450                21,461
Waters Corp. (a)............................         1,300                80,548
                                                                      ----------
                                                                         535,310
                                                                      ----------
PHARMACEUTICALS - 6.0%
Abbott Laboratories.........................        21,080             1,138,109
Allergan, Inc...............................         4,150               261,492
Bristol-Myers Squibb Co.....................        12,950               326,988
Eli Lilly & Co..............................         7,250               258,897
Johnson & Johnson...........................        29,100             1,874,331
Merck & Co., Inc............................        16,080               587,563
Mylan, Inc. (a).............................         2,950                54,368
Perrigo Co..................................         1,100                43,824
Valeant Pharmaceuticals
    International (a).......................           900                28,611
                                                                      ----------
                                                                       4,574,183
                                                                      ----------
                                                                      12,118,484
                                                                      ----------


--------------------------------------------------------------------------------
COMPANY                                             SHARES          U.S. $ VALUE
--------------------------------------------------------------------------------
CONSUMER STAPLES - 15.8%
BEVERAGES - 3.9%
Brown-Forman Corp.-Class B..................         1,000            $   53,570
The Coca-Cola Co............................        24,850             1,416,450
Coca-Cola Enterprises, Inc..................         3,550                75,260
Hansen Natural Corp. (a)....................           950                36,480
Molson Coors Brewing Co.-Class B...........            100                 4,516
Pepsi Bottling Group, Inc...................         1,550                58,125
Pepsico, Inc................................        21,250             1,292,000
                                                                      ----------
                                                                       2,936,401
                                                                      ----------
FOOD & STAPLES RETAILING - 4.0%
BJ's Wholesale Club, Inc. (a)...............           100                 3,271
Costco Wholesale Corp.......................         5,950               352,061
CVS Caremark Corp...........................         6,050               194,871
The Kroger Co...............................         7,500               153,975
Sysco Corp..................................         8,050               224,917
Walgreen Co.................................        13,550               497,556
Wal-Mart Stores, Inc........................        30,200             1,614,190
Whole Foods Market, Inc. (a)................         1,250                34,312
                                                                      ----------
                                                                       3,075,153
                                                                      ----------
FOOD PRODUCTS - 1.2%
Archer-Daniels-Midland Co...................         4,900               153,419
Campbell Soup Co............................         1,800                60,840
Dean Foods Co. (a)..........................         2,450                44,198
Flowers Foods, Inc..........................           850                20,196
General Mills, Inc..........................         1,850               130,998
Green Mountain Coffee Roasters,
    Inc. (a)................................           500                40,735
Hershey Co..................................         1,200                42,948
HJ Heinz Co.................................         3,500               149,660
Hormel Foods Corp...........................           100                 3,845
Kellogg Co..................................         3,500               186,200
McCormick & Co., Inc........................         1,750                63,228
Sara Lee Corp...............................         2,350                28,623
Smithfield Foods, Inc. (a)..................           100                 1,519
                                                                      ----------
                                                                         926,409
                                                                      ----------
HOUSEHOLD PRODUCTS - 3.5%
Church & Dwight Co., Inc....................           950                57,427
Clorox Co...................................         1,700               103,700
Colgate-Palmolive Co........................         6,850               562,727
Energizer Holdings, Inc. (a)................           800                49,024
Kimberly-Clark Corp.........................         4,950               315,365
Procter & Gamble Co.........................        26,050             1,579,412
                                                                      ----------
                                                                       2,667,655
                                                                      ----------
PERSONAL PRODUCTS - 0.5%
Alberto-Culver Co.-Class B..................           950                27,826
Avon Products, Inc..........................         5,800               182,700
The Estee Lauder Cos., Inc.-Class A                  1,500                72,540
Herbalife Ltd...............................           850                34,484

                                     FSA-33

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2009 (Continued)

--------------------------------------------------------------------------------
COMPANY                                           SHARES            U.S. $ VALUE
--------------------------------------------------------------------------------
Mead Johnson Nutrition Co.-Class A                 1,450              $   63,365
NBTY, Inc. (a)............................           500                  21,770
                                                                      ----------
                                                                         402,685
                                                                      ----------
TOBACCO - 2.7%
Altria Group, Inc.........................        28,200                 553,566
Lorillard, Inc............................         2,050                 164,472
Philip Morris International, Inc..........        26,800               1,291,492
                                                                      ----------
                                                                       2,009,530
                                                                      ----------
                                                                      12,017,833
                                                                      ----------
CONSUMER DISCRETIONARY - 10.5%
AUTO COMPONENTS - 0.4%
BorgWarner, Inc...........................         1,450                  48,169
Federal Mogul Corp. (a)...................            50                     865
Gentex Corp...............................         1,850                  33,022
The Goodyear Tire & Rubber Co. (a).......          3,300                  46,530
Johnson Controls, Inc.....................         5,050                 137,562
TRW Automotive Holdings Corp. (a)........            150                   3,582
WABCO Holdings, Inc.......................           750                  19,343
                                                                      ----------
                                                                         289,073
                                                                      ----------
AUTOMOBILES - 0.0%
Thor Industries, Inc......................           250                   7,850
                                                                      ----------
DISTRIBUTORS - 0.1%
LKQ Corp. (a).............................         1,900                  37,221
                                                                      ----------
DIVERSIFIED CONSUMER SERVICES - 0.5%
Apollo Group, Inc.-Class A (a)............         1,800                 109,044
Brink's Home Security Holdings,
    Inc. (a)..............................           600                  19,584
Career Education Corp. (a)................           850                  19,814
DeVry, Inc................................           850                  48,220
Education Management Corp. (a)............           200                   4,402
H&R Block, Inc............................         4,600                 104,052
Hillenbrand, Inc..........................           300                   5,652
ITT Educational Services, Inc. (a)........           550                  52,778
Strayer Education, Inc....................           210                  44,623
Weight Watchers International, Inc.......             50                   1,458
                                                                      ----------
                                                                         409,627
                                                                      ----------
HOTELS, RESTAURANTS & LEISURE - 2.5%
Brinker International, Inc................         1,350                  20,142
Burger King Holdings, Inc.................         1,450                  27,289
Carnival Corp. (a)........................         2,700                  85,563
Chipotle Mexican Grill, Inc.-Class A
    (a)...................................           450                  39,672
Choice Hotels International, Inc..........           100                   3,166
Darden Restaurants, Inc...................         1,850                  64,879
Hyatt Hotels Corp. (a)....................           400                  11,924
International Game Technology.............         3,350                  62,879
Las Vegas Sands Corp. (a).................         3,050                  45,567
Marriott International, Inc.-Class A......         1,928                  52,538
McDonald's Corp...........................        15,050                 939,722


--------------------------------------------------------------------------------
COMPANY                                           SHARES            U.S. $ VALUE
--------------------------------------------------------------------------------
MGM Mirage (a)............................         1,200              $   10,944
Panera Bread Co.-Class A (a)..............           400                  26,788
Royal Caribbean Cruises Ltd. (a)..........           550                  13,904
Scientific Games Corp.-Class A (a)........           850                  12,368
Starbucks Corp. (a).......................        10,000                 230,600
Starwood Hotels & Resorts
    Worldwide, Inc........................           400                  14,628
Wendy's/Arby's Group, Inc.-Class A                 2,000                   9,380
WMS Industries, Inc. (a)..................           700                  28,000
Wyndham Worldwide Corp....................         1,050                  21,179
Yum! Brands, Inc..........................         6,300                 220,311
                                                                      ----------
                                                                       1,941,443
                                                                      ----------
HOUSEHOLD DURABLES - 0.2%
Garmin Ltd................................         1,250                  38,375
Harman International Industries, Inc.                550                  19,404
KB Home...................................            50                     684
Leggett & Platt, Inc......................         1,300                  26,520
MDC Holdings, Inc.........................           200                   6,208
Newell Rubbermaid, Inc....................           600                   9,006
NVR, Inc. (a).............................            50                  35,536
Pulte Homes, Inc. (a).....................           450                   4,500
                                                                      ----------
                                                                         140,233
                                                                      ----------
INTERNET & CATALOG RETAIL - 1.1%
Amazon.Com, Inc. (a)......................         4,500                 605,340
Expedia, Inc. (a).........................         2,250                  57,848
NetFlix, Inc. (a).........................           550                  30,327
priceline.com, Inc. (a)...................           600                 131,100
                                                                      ----------
                                                                         824,615
                                                                      ----------
LEISURE EQUIPMENT & PRODUCTS - 0.1%
Hasbro, Inc...............................         1,000                  32,060
Mattel, Inc...............................         3,750                  74,925
                                                                      ----------
                                                                         106,985
                                                                      ----------
MEDIA - 1.0%
Comcast Corp.-Class A.....................         2,900                  48,894
CTC Media, Inc. (a).......................           450                   6,705
DIRECTV (a)...............................         6,250                 208,437
Discovery Communications, Inc.-
    Class C (a)...........................         3,550                  94,146
Interactive Data Corp.....................           200                   5,060
John Wiley & Sons, Inc.-Class A...........           550                  23,034
The McGraw-Hill Cos, Inc..................         4,300                 144,093
Morningstar, Inc. (a).....................           250                  12,085
New York Times Co.-Class A (a)............            50                     618
Omnicom Group, Inc........................         4,250                 166,388
Regal Entertainment Group-Class A                    550                   7,942
Scripps Networks Interactive, Inc.-
    Class A...............................           700                  29,050
Warner Music Group Corp. (a)..............            50                     283
                                                                      ----------
                                                                         746,735
                                                                      ----------

                                     FSA-34

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2009 (Continued)

--------------------------------------------------------------------------------
COMPANY                                           SHARES            U.S. $ VALUE
--------------------------------------------------------------------------------
MULTILINE RETAIL - 1.2%
Big Lots, Inc. (a)........................           100               $   2,898
Dollar General Corp. (a)..................           300                   6,729
Dollar Tree, Inc. (a).....................         1,250                  60,375
Family Dollar Stores, Inc.................         1,900                  52,877
Kohl's Corp. (a)..........................         3,900                 210,327
Nordstrom, Inc............................         2,250                  84,555
Target Corp...............................        10,250                 495,792
                                                                       ---------
                                                                         913,553
                                                                       ---------
SPECIALTY RETAIL - 2.6%
Aaron's, Inc..............................           650                  18,025
Abercrombie & Fitch Co.-Class A...........           600                  20,910
Advance Auto Parts, Inc...................         1,300                  52,624
Aeropostale, Inc. (a).....................           900                  30,645
American Eagle Outfitters, Inc............         2,300                  39,054
AutoNation, Inc. (a)......................            50                     958
Autozone, Inc. (a)........................           400                  63,228
Barnes & Noble, Inc.......................           100                   1,907
Bed Bath & Beyond, Inc. (a)...............         3,550                 137,137
Best Buy Co., Inc.........................         4,600                 181,516
Carmax, Inc. (a)..........................         2,100                  50,925
Chico's FAS, Inc. (a).....................         2,250                  31,612
Dick's Sporting Goods, Inc. (a)...........         1,150                  28,600
Foot Locker, Inc..........................           900                  10,026
GameStop Corp.-Class A (a)................         1,950                  42,783
The Gap, Inc..............................         5,800                 121,510
Guess?, Inc...............................           800                  33,840
Home Depot, Inc...........................         1,550                  44,841
Limited Brands, Inc.......................         2,400                  46,176
Lowe's Cos, Inc...........................         6,300                 147,357
Office Depot, Inc. (a)....................           650                   4,192
O'Reilly Automotive, Inc. (a).............         1,850                  70,522
Penske Auto Group, Inc. (a)...............           150                   2,277
PetSmart, Inc.............................         1,700                  45,373
RadioShack Corp...........................           200                   3,900
Ross Stores, Inc..........................         1,750                  74,742
The Sherwin-Williams Co...................         1,150                  70,897
Staples, Inc..............................         9,750                 239,753
Tiffany & Co..............................         1,550                  66,650
TJX Cos, Inc..............................         5,650                 206,508
Urban Outfitters, Inc. (a)................         1,750                  61,233
Williams-Sonoma, Inc......................           500                  10,390
                                                                       ---------
                                                                       1,960,111
                                                                       ---------
TEXTILES, APPAREL & LUXURY GOODS - 0.8%
Coach, Inc................................         4,350                 158,905
Hanesbrands, Inc. (a).....................         1,250                  30,137
Nike, Inc.-Class B........................         4,950                 327,047
Phillips-Van Heusen Corp..................           450                  18,306
Polo Ralph Lauren Corp.-Class A...........           700                  56,686


--------------------------------------------------------------------------------
COMPANY                                           SHARES            U.S. $ VALUE
--------------------------------------------------------------------------------
VF Corp...................................           300               $  21,972
                                                                       ---------
                                                                         613,053
                                                                       ---------
                                                                       7,990,499
                                                                       ---------
INDUSTRIALS - 10.2%
AEROSPACE & DEFENSE - 3.0%
Alliant Techsystems, Inc. (a).............           450                  39,722
BE Aerospace, Inc. (a)....................           600                  14,100
Boeing Co.................................           800                  43,304
General Dynamics Corp.....................           450                  30,676
Goodrich BF Company.......................         1,700                 109,225
Honeywell International, Inc..............        10,150                 397,880
ITT Corp..................................           250                  12,435
Lockheed Martin Corp......................         4,350                 327,772
Northrop Grumman Corp.....................           550                  30,717
Precision Castparts Corp..................         1,950                 215,183
Raytheon Co...............................         4,150                 213,808
Rockwell Collins, Inc.....................         2,150                 119,024
Spirit Aerosystems Holdings, Inc.-
    Class A (a)...........................           450                   8,937
TransDigm Group, Inc......................           550                  26,120
United Technologies Corp..................        10,500                 728,805
                                                                       ---------
                                                                       2,317,708
                                                                       ---------
AIR FREIGHT & LOGISTICS - 1.1%
CH Robinson Worldwide, Inc................         2,300                 135,079
Expeditors International of
    Washington, Inc.......................         2,900                 100,717
United Parcel Service, Inc.-Class B......          9,450                 542,147
UTI Worldwide, Inc........................         1,250                  17,900
                                                                       ---------
                                                                         795,843
                                                                       ---------
AIRLINES - 0.3%
AMR Corp. (a).............................         4,500                  34,785
Continental Airlines, Inc.-Class B (a)             1,850                  33,152
Copa Holdings Sa-class A-Class A..........           400                  21,788
Delta Air Lines, Inc. (a).................        10,500                 119,490
Southwest Airlines Co.....................         3,150                  36,004
                                                                       ---------
                                                                         245,219
                                                                       ---------
BUILDING PRODUCTS - 0.1%
Armstrong World Industries, Inc. (a).....            100                   3,893
Lennox International, Inc.................           650                  25,376
Masco Corp................................         2,300                  31,763
Owens Corning (a).........................           500                  12,820
                                                                       ---------
                                                                          73,852
                                                                       ---------
COMMERCIAL SERVICES & SUPPLIES - 0.6%
Avery Dennison Corp.......................           300                  10,947
The Brink's Co............................           600                  14,604
Cintas Corp...............................           300                   7,815
Copart, Inc. (a)..........................           900                  32,967
Corrections Corp. of America (a)..........           150                   3,682
Iron Mountain, Inc. (a)...................         2,450                  55,762

                                     FSA-35

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2009 (Continued)

--------------------------------------------------------------------------------
COMPANY                                            SHARES           U.S. $ VALUE
--------------------------------------------------------------------------------
Republic Services, Inc.-Class A............         1,400              $  39,634
RR Donnelley & Sons Co.....................           700                 15,589
Stericycle, Inc. (a).......................         1,150                 63,446
Waste Connections, Inc. (a)................           800                 26,656
Waste Management, Inc......................         6,000                202,860
                                                                       ---------
                                                                         473,962
                                                                       ---------
CONSTRUCTION & ENGINEERING - 0.3%
Aecom Technology Corp. (a).................         1,250                 34,375
Fluor Corp.................................         2,450                110,348
Jacobs Engineering Group, Inc. (a).........         1,680                 63,185
Shaw Group, Inc. (a).......................           900                 25,875
URS Corp. (a)..............................           150                  6,678
                                                                       ---------
                                                                         240,461
                                                                       ---------
ELECTRICAL EQUIPMENT - 0.9%
A123 Systems, Inc. (a).....................           200                  4,488
Ametek, Inc................................         1,435                 54,874
Emerson Electric Co........................        10,250                436,650
First Solar, Inc. (a)......................           700                 94,780
Hubbell, Inc.-Class B......................           100                  4,730
Rockwell Automation, Inc...................           200                  9,396
Roper Industries, Inc......................         1,050                 54,989
Sunpower Corp.-Class A (a).................         1,300                 30,784
Thomas & Betts Corp. (a)...................           200                  7,158
                                                                       ---------
                                                                         697,849
                                                                       ---------
INDUSTRIAL CONGLOMERATES - 1.1%
3M Co......................................         9,500                785,365
Carlisle Cos, Inc..........................           200                  6,852
McDermott International, Inc. (a)..........         3,100                 74,431
                                                                       ---------
                                                                         866,648
                                                                       ---------
MACHINERY - 1.6%
Bucyrus International, Inc.-Class A........           250                 14,093
Caterpillar, Inc...........................         4,100                233,659
Crane Co...................................           350                 10,717
Cummins, Inc...............................           900                 41,274
Danaher Corp...............................         2,190                164,688
Deere & Co.................................         1,450                 78,430
Donaldson Co., Inc.........................         1,050                 44,667
Dover Corp.................................         1,800                 74,898
Flowserve Corp.............................           800                 75,624
Graco, Inc.................................           350                  9,999
Harsco Corp................................           800                 25,784
IDEX Corp..................................           650                 20,247
Joy Global, Inc............................         1,250                 64,488
Navistar International Corp. (a)...........           850                 32,853
PACCAR, Inc................................         4,600                166,842
Pall Corp..................................         1,600                 57,920
Pentair, Inc...............................           350                 11,305
Snap-On, Inc...............................           200                  8,452
Toro Co....................................           500                 20,905


--------------------------------------------------------------------------------
COMPANY                                            SHARES           U.S. $ VALUE
--------------------------------------------------------------------------------
Valmont Industries, Inc....................           300              $  23,535
Wabtec Corp................................           650                 26,546
                                                                       ---------
                                                                       1,206,926
                                                                       ---------
MARINE - 0.0%
Kirby Corp. (a)............................           150                  5,225
                                                                       ---------
PROFESSIONAL SERVICES - 0.4%
Dun & Bradstreet Corp......................           750                 63,277
Equifax, Inc...............................         1,350                 41,701
FTI Consulting, Inc. (a)...................           700                 33,012
IHS, Inc.-Class A (a)......................           650                 35,627
Monster Worldwide, Inc. (a)................         1,000                 17,400
Robert Half International, Inc.............         2,050                 54,797
Verisk Analytics Inc-cl A (a)..............         1,007                 30,492
                                                                       ---------
                                                                         276,306
                                                                       ---------
ROAD & RAIL - 0.5%
Con-way, Inc...............................           200                  6,982
JB Hunt Transport Services, Inc............         1,200                 38,724
Kansas City Southern (a)...................           550                 18,309
Landstar System, Inc.......................           700                 27,139
Norfolk Southern Corp......................           650                 34,073
Union Pacific Corp.........................         3,650                233,235
                                                                       ---------
                                                                         358,462
                                                                       ---------
TRADING COMPANIES & DISTRIBUTORS - 0.3%
Fastenal Co................................         1,800                 74,952
GATX Corp..................................           250                  7,187
MSC Industrial Direct Co.-Class A..........           600                 28,200
WESCO International, Inc. (a)..............           300                  8,103
WW Grainger, Inc...........................           850                 82,306
                                                                       ---------
                                                                         200,748
                                                                       ---------
                                                                       7,759,209
                                                                       ---------
FINANCIALS - 5.0%
CAPITAL MARKETS - 2.1%
Affiliated Managers Group, Inc. (a)........           550                 37,043
Ameriprise Financial, Inc..................           250                  9,705
Bank of New York Mellon Corp...............         3,350                 93,700
BlackRock, Inc.-Class A....................           200                 46,440
The Charles Schwab Corp....................        12,960                243,907
Eaton Vance Corp...........................         1,600                 48,656
Federated Investors, Inc.-Class B..........         1,100                 30,250
Franklin Resources, Inc....................           950                100,082
The Goldman Sachs Group, Inc...............           450                 75,978
Greenhill & Co., Inc.......................           300                 24,072
Invesco Ltd................................           450                 10,570
Investment Technology Group,
    Inc. (a)...............................            50                    985
Janus Capital Group, Inc...................         2,150                 28,917
Jefferies Group, Inc. (a)..................         1,200                 28,476
Lazard Ltd.-Class A........................         1,050                 39,869
Morgan Stanley.............................         4,300                127,280

                                     FSA-36

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2009 (Continued)

--------------------------------------------------------------------------------
COMPANY                                          SHARES             U.S. $ VALUE
--------------------------------------------------------------------------------
Northern Trust Corp......................        3,300                 $ 172,920
SEI Investments Co.......................        1,650                    28,908
State Street Corp........................        3,600                   156,744
T Rowe Price Group, Inc..................        3,500                   186,375
TD Ameritrade Holding Corp. (a)..........        3,550                    68,799
Waddell & Reed Financial, Inc.-
    Class A..............................        1,150                    35,121
                                                                       ---------
                                                                       1,594,797
                                                                       ---------
COMMERCIAL BANKS - 0.4%
BOK Financial Corp.......................          100                     4,752
CapitalSource, Inc.......................          500                     1,985
Commerce Bancshares, Inc./Kansas
    City MO..............................          315                    12,197
Wells Fargo & Co.........................        9,600                   259,104
                                                                       ---------
                                                                         278,038
                                                                       ---------
CONSUMER FINANCE - 0.2%
American Express Co......................        2,545                   103,123
AmeriCredit Corp. (a)....................          350                     6,664
Capital One Financial Corp...............        1,750                    67,095
SLM Corp. (a)............................        1,350                    15,214
The Student Loan Corp....................           50                     2,329
                                                                       ---------
                                                                         194,425
                                                                       ---------
DIVERSIFIED FINANCIAL SERVICES - 0.4%
CME Group, Inc.-Class A..................           50                    16,797
GLG Partners, Inc. (a)...................        2,550                     8,211
IntercontinentalExchange, Inc. (a).......        1,000                   112,300
Leucadia National Corp. (a)..............          900                    21,411
Moody's Corp.............................        2,550                    68,340
MSCI, Inc.-Class A (a)...................        1,350                    42,930
Nasdaq QMX Group, Inc. (a)...............          800                    15,856
NYSE Euronext............................          900                    22,770
                                                                       ---------
                                                                         308,615
                                                                       ---------
INSURANCE - 1.0%
Aflac, Inc...............................        6,400                   296,000
American International Group,
    Inc. (a).............................          635                    19,037
Arthur J Gallagher & Co..................        1,250                    28,137
Axis Capital Holdings Ltd................          550                    15,626
Brown & Brown, Inc.......................        1,150                    20,666
CNA Financial Corp. (a)..................          150                     3,600
Endurance Specialty Holdings Ltd.........          200                     7,446
Erie Indemnity Co.-Class A...............          300                    11,706
Fidelity National Financial, Inc.-
    Class A..............................          450                     6,057
Genworth Financial, Inc.-Class A (a)             2,800                    31,780
The Hanover Insurance Group, Inc........            50                     2,221
Lincoln National Corp....................        1,250                    31,100
Marsh & McLennan Cos, Inc................          500                    11,040
Principal Financial Group, Inc...........        4,200                   100,968


--------------------------------------------------------------------------------
COMPANY                                          SHARES             U.S. $ VALUE
--------------------------------------------------------------------------------
The Progressive Corp. (a)................          900                 $  16,191
Prudential Financial, Inc................        3,250                   161,720
Reinsurance Group of America,
    Inc.-Class A.........................          100                     4,765
Validus Holdings Ltd.....................          150                     4,041
WR Berkley Corp..........................          600                    14,784
                                                                       ---------
                                                                         786,885
                                                                       ---------
REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.7%
Alexandria Real Estate Equities, Inc.              200                    12,858
Digital Realty Trust, Inc................        1,050                    52,794
Federal Realty Investment Trust..........          100                     6,772
HCP, Inc.................................        1,550                    47,337
Health Care REIT, Inc....................          800                    35,456
Nationwide Health Properties, Inc........        1,150                    40,457
Plum Creek Timber Co., Inc. (REIT).......          800                    30,208
Public Storage...........................        1,850                   150,683
Rayonier, Inc............................          500                    21,080
Simon Property Group, Inc................        1,419                   113,236
                                                                       ---------
                                                                         510,881
                                                                       ---------
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.1%
CB Richard Ellis Group, Inc.-Class A
    (a)..................................        3,200                    43,424
The St Joe Co. (a).......................        1,250                    36,113
                                                                       ---------
                                                                          79,537
                                                                       ---------
THRIFTS & MORTGAGE FINANCE - 0.1%
Capitol Federal Financial................          250                     7,865
Hudson City Bancorp, Inc.................        3,500                    48,055
TFS Financial Corp.......................          100                     1,214
                                                                       ---------
                                                                          57,134
                                                                       ---------
                                                                       3,810,312
                                                                       ---------
ENERGY - 4.1%
ENERGY EQUIPMENT & SERVICES - 1.3%
Atwood Oceanics, Inc. (a)................          650                    23,303
Cameron International Corp. (a)..........        3,070                   128,326
Diamond Offshore Drilling, Inc...........          950                    93,499
Dresser-Rand Group, Inc. (a).............        1,100                    34,771
Exterran Holdings, Inc. (a)..............          350                     7,507
FMC Technologies, Inc. (a)...............        1,700                    98,328
Helmerich & Payne, Inc...................          450                    17,946
Oceaneering International, Inc. (a)......          750                    43,890
Patterson-UTI Energy, Inc................          300                     4,605
Pride International, Inc. (a)............        1,100                    35,101
Rowan Cos, Inc. (a)......................          250                     5,660
Schlumberger Ltd.........................        7,440                   484,270
Seahawk Drilling Inc (a).................           73                     1,645
Smith International, Inc.................        1,950                    52,981
                                                                       ---------
                                                                       1,031,832
                                                                       ---------

                                     FSA-37

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2009 (Continued)

--------------------------------------------------------------------------------
COMPANY                                         SHARES              U.S. $ VALUE
--------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS - 2.8%
Alpha Natural Resources, Inc. (a).......         1,650                 $  71,577
CNX Gas Corp. (a).......................           300                     8,856
Comstock Resources, Inc. (a)............            50                     2,028
Consol Energy, Inc......................         2,450                   122,010
Continental Resources, Inc./OK (a)......           200                     8,578
El Paso Corp............................         2,650                    26,049
EXCO Resources, Inc.....................         1,650                    35,029
Exxon Mobil Corp........................        17,170                 1,170,822
Forest Oil Corp. (a)....................           550                    12,237
Frontier Oil Corp.......................         1,100                    13,244
Holly Corp..............................           550                    14,097
Mariner Energy, Inc. (a)................         1,200                    13,932
Massey Energy Co........................           950                    39,910
Peabody Energy Corp.....................         3,650                   165,017
PetroHawk Energy Corp. (a)..............         4,100                    98,359
Plains Exploration & Production
    Co. (a).............................         1,000                    27,660
Quicksilver Resources, Inc. (a).........         1,600                    24,016
Range Resources Corp....................           300                    14,955
Southwestern Energy Co. (a).............         4,700                   226,540
St Mary Land & Exploration Co...........           200                     6,848
Teekay Corp.............................           250                     5,803
Tesoro Corp.............................           750                    10,163
                                                                       ---------
                                                                       2,117,730
                                                                       ---------
                                                                       3,149,562
                                                                       ---------
MATERIALS - 3.9%
CHEMICALS - 2.5%
Air Products & Chemicals, Inc...........         1,000                    81,060
Albemarle Corp..........................            50                     1,819
Ashland, Inc............................            50                     1,981
Celanese Corp.-Class A..................         1,950                    62,595
CF Industries Holdings, Inc.............           550                    49,929
E.I. Du Pont de Nemours & Co............         4,050                   136,363
Ecolab, Inc.............................         3,250                   144,917
FMC Corp................................           850                    47,396
International Flavors & Fragrances,
    Inc.................................         1,000                    41,140
Intrepid Potash, Inc. (a)...............           500                    14,585
Lubrizol Corp...........................           800                    58,360
Monsanto Co.............................         7,450                   609,037
The Mosaic Co...........................         2,150                   128,419
Nalco Holding Co........................         1,850                    47,194
Praxair, Inc............................         4,200                   337,302
RPM International, Inc..................           900                    18,297
The Scotts Miracle-Gro Co.-Class A.....            600                    23,586
Sigma-Aldrich Corp......................         1,650                    83,375
Terra Industries, Inc...................           950                    30,581
Valhi, Inc..............................            50                       699
                                                                       ---------
                                                                       1,918,635
                                                                       ---------


--------------------------------------------------------------------------------
COMPANY                                         SHARES              U.S. $ VALUE
--------------------------------------------------------------------------------
CONSTRUCTION MATERIALS - 0.0%
Eagle Materials, Inc....................           600                 $  15,630
Martin Marietta Materials, Inc..........           250                    22,353
                                                                       ---------
                                                                          37,983
                                                                       ---------
CONTAINERS & PACKAGING - 0.3%
Ball Corp...............................           850                    43,945
Crown Holdings, Inc. (a)................         2,150                    54,997
Owens-Illinois, Inc. (a)................         1,850                    60,809
Packaging Corp. of America..............           100                     2,301
Pactiv Corp. (a)........................         1,450                    35,003
                                                                       ---------
                                                                         197,055
                                                                       ---------
METALS & MINING - 1.1%
Alcoa, Inc..............................         6,150                    99,138
Cliffs Natural Resources, Inc...........           150                     6,913
Compass Minerals International,
    Inc.................................           250                    16,797
Freeport-McMoRan Copper & Gold,
    Inc. (a)............................         3,400                   272,986
Newmont Mining Corp.....................         6,550                   309,880
Royal Gold, Inc.........................           150                     7,065
Schnitzer Steel Industries, Inc.-
    Class A.............................           250                    11,925
Southern Copper Corp....................         1,750                    57,593
Walter Energy, Inc......................           750                    56,483
                                                                       ---------
                                                                         838,780
                                                                       ---------
                                                                       2,992,453
                                                                       ---------
UTILITIES - 0.9%
ELECTRIC UTILITIES - 0.4%
Allegheny Energy, Inc...................         1,400                    32,872
DPL, Inc................................           200                     5,520
Exelon Corp.............................           800                    39,096
FPL Group, Inc..........................           750                    39,615
ITC Holdings Corp.......................           700                    36,463
NV Energy, Inc..........................         1,350                    16,713
PPL Corp................................         5,100                   164,781
                                                                       ---------
                                                                         335,060
                                                                       ---------
GAS UTILITIES - 0.1%
EQT Corp................................         1,800                    79,056
                                                                       ---------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.3%
The AES Corp. (a).......................         7,300                    97,163
Calpine Corp. (a).......................         2,450                    26,950
Constellation Energy Group, Inc.........         2,100                    73,857
Ormat Technologies, Inc.................           250                     9,460
                                                                       ---------
                                                                         207,430
                                                                       ---------
MULTI-UTILITIES - 0.1%
Centerpoint Energy, Inc.................         4,450                    64,569
Integrys Energy Group, Inc..............           200                     8,398
                                                                       ---------
                                                                          72,967
                                                                       ---------

                                     FSA-38

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2009 (Concluded)

--------------------------------------------------------------------------------
COMPANY                                         SHARES              U.S. $ VALUE
--------------------------------------------------------------------------------
WATER UTILITIES - 0.0%
American Water Works Co., Inc...........           100                $    2,240
                                                                      ----------
                                                                         696,753
                                                                      ----------
TELECOMMUNICATION SERVICES - 0.6%
DIVERSIFIED TELECOMMUNICATION
    SERVICES - 0.1%
Frontier Communications Corp............         1,850                    14,448
tw telecom, Inc. (a)....................         2,000                    34,280
Windstream Corp.........................         2,750                    30,223
                                                                      ----------
                                                                          78,951
                                                                      ----------
WIRELESS TELECOMMUNICATION SERVICES - 0.5%
American Tower Corp.-Class A (a)........         5,450                   235,496
Crown Castle International
    Corp. (a)...........................         1,400                    54,656
Leap Wireless International,
    Inc. (a)............................           600                    10,530
MetroPCS Communications,
    Inc. (a)............................         3,450                    26,323
NII Holdings Inc.-Class B (a)...........           100                     3,358
SBA Communications Corp.-Class A
    (a).................................         1,600                    54,656
                                                                      ----------
                                                                         385,019
                                                                      ----------
                                                                         463,970
                                                                      ----------
TOTAL COMMON STOCKS - 100.1%
   (cost $58,703,875)...................                              76,343,853
                                                                      ----------


--------------------------------------------------------------------------------
                                              PRINCIPAL
                                               AMOUNT
COMPANY                                         (000)               U.S. $ VALUE
--------------------------------------------------------------------------------
SHORT-TERM DEBT SECURITIES - 0.4%
TIME DEPOSIT - 0.4%
JPMorgan Nassau
   0.10%, 1/04/10.......................         $342                $   342,294
                                                                     -----------
TOTAL SHORT-TERM DEBT SECURITIES - 0.4%
   (amortized cost $342,294)............                                 342,294
                                                                     -----------
TOTAL INVESTMENTS - 100.5%
   (cost/amortized cost
     $59,046,169).......................                              76,686,147
Other assets less liabilities - (0.5)%                                  (401,955)
                                                                     -----------
NET ASSETS - 100.0%.....................                             $76,284,192
                                                                     ===========


(a)   Non-income producing security.

     Glossary:
     REIT - Real Estate Investment Trust

     The accompanying notes are an integral part of these financial statements.

                                     FSA-39

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

Statement of Assets and Liabilities
DECEMBER 31, 2009

----------------------------------------------------------------------------------
ASSETS:
Investments (Notes 2 and 3):
 Common stocks -- at value (cost: $16,488,729)  .                      $20,637,414
 Short-term debt securities -- at value (amortized cost: $120,058)  .      120,058
Cash.................................................................      100,000
Interest and dividends receivable....................................        5,837
----------------------------------------------------------------------------------
Total assets.........................................................   20,863,309
----------------------------------------------------------------------------------
LIABILITIES:
Due to AXA Equitable's General Account...............................      193,521
Accrued expenses.....................................................       41,028
----------------------------------------------------------------------------------
Total liabilities....................................................      234,549
----------------------------------------------------------------------------------
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION.........  $20,628,760
==================================================================================


                                                  UNITS OUTSTANDING    UNIT VALUES
                                                  -----------------    -----------
Institutional...................................                 96    $ 26,012.67
RIA.............................................              9,251        240.56
MRP.............................................            321,367         49.53

The accompanying notes are an integral part of these financial statements.

                                     FSA-40

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

Statement of Operations
YEAR ENDED DECEMBER 31, 2009

----------------------------------------------------------------------------------
INVESTMENT INCOME (NOTE 2):
Dividends (net of foreign taxes withheld of $1,896)  .                $    106,808
Interest.............................................................          141
----------------------------------------------------------------------------------
Total investment income..............................................      106,949
----------------------------------------------------------------------------------
EXPENSES (NOTE 6):
Investment management fees...........................................      (82,952)
Operating and expense charges........................................     (193,988)
----------------------------------------------------------------------------------
Total expenses.......................................................     (276,940)
----------------------------------------------------------------------------------
Net investment loss..................................................     (169,991)
----------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 2):
Realized loss from security and foreign currency transactions........   (3,666,791)
Change in unrealized appreciation/depreciation of investments........   11,059,589
----------------------------------------------------------------------------------
Net realized and unrealized gain on investments......................    7,392,798
----------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS ATTRIBUTABLE TO OPERATIONS................ $  7,222,807
==================================================================================

The accompanying notes are an integral part of these financial statements.

                                     FSA-41

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Statements of Changes in Net Assets

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         YEAR ENDED
                                                                                            DECEMBER 31, 2009   DECEMBER 31, 2008
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment loss.......................................................................    $   (169,991)      $    (245,570)
Net realized loss on investments and foreign currency transactions........................      (3,666,791)        (22,729,608)
Change in unrealized appreciation/depreciation of investments.............................      11,059,589          (5,710,789)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets attributable to operations..........................       7,222,807         (28,685,967)
------------------------------------------------------------------------------------------------------------------------------------
FROM CONTRIBUTIONS AND WITHDRAWALS:
Contributions.............................................................................       1,921,743           9,697,929
Withdrawals...............................................................................      (5,623,682)        (54,409,853)
Asset management fees (Note 6)............................................................         (18,805)           (120,901)
Administrative fees (Note 6)..............................................................         (27,476)            (41,182)
------------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets attributable to contributions and withdrawals..................      (3,748,220)        (44,874,007)
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS.........................................................       3,474,587         (73,559,974)
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- BEGINNING OF PERIOD.......      17,154,173          90,714,147
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- END OF PERIOD.............    $ 20,628,760       $  17,154,173
====================================================================================================================================

The accompanying notes are an integral part of these financial statements.

                                     FSA-42

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2009

--------------------------------------------------------------------------------
COMPANY                                           SHARES            U.S. $ VALUE
--------------------------------------------------------------------------------
COMMON STOCKS - 99.9%
TECHNOLOGY - 22.1%
COMPUTER SERVICES SOFTWARE & SYSTEMS - 12.4%
Blue Coat Systems, Inc. (a)...............         6,700               $ 191,218
Cognizant Technology Solutions
    Corp.-Class A (a).....................        10,650                 482,445
F5 Networks, Inc. (a).....................         7,450                 394,701
Nuance Communications, Inc. (a)...........        16,100                 250,194
Red Hat, Inc. (a).........................        13,045                 403,091
Rovi Corp. (a)............................         7,600                 242,212
SuccessFactors, Inc. (a)..................        14,900                 247,042
VMware, Inc.-Class A (a)..................         8,150                 345,397
                                                                       ---------
                                                                       2,556,300
                                                                       ---------
ELECTRONIC COMPONENTS - 1.3%
Tyco Electronics Ltd......................        10,500                 257,775
                                                                       ---------
SEMICONDUCTORS & COMPONENT - 8.4%
Analog Devices, Inc.......................        13,200                 416,856
Fairchild Semiconductor
    International, Inc.-Class A (a).......        26,100                 260,739
Micron Technology, Inc. (a)...............        29,000                 306,240
ON Semiconductor Corp. (a)................        37,100                 326,851
PMC - Sierra, Inc. (a)....................        19,600                 169,736
Silicon Laboratories, Inc. (a)............         5,289                 255,670
                                                                       ---------
                                                                       1,736,092
                                                                       ---------
                                                                       4,550,167
                                                                       ---------
CONSUMER DISCRETIONARY - 19.2%
ADVERTISING AGENCIES - 1.1%
Lamar Advertising Co.-Class A (a).........         7,100                 220,739
                                                                       ---------
CONSUMER SERVICES: MISC. - 0.8%
The Western Union Co.-Class W.............         9,200                 173,420
                                                                       ---------
COSMETICS - 1.6%
Avon Products, Inc........................        10,700                 337,050
                                                                       ---------
DIVERSIFIED MEDIA - 0.7%
Discovery Communications, Inc.-
    Class A (a)...........................         4,640                 142,309
                                                                       ---------
DIVERSIFIED RETAIL - 2.1%
Dollar Tree, Inc. (a).....................         9,120                 440,496
                                                                       ---------
EDUCATION SERVICES - 1.2%
Strayer Education, Inc....................         1,180                 250,738
                                                                       ---------
HOUSEHOLD FURNISHINGS - 2.7%
Tempur-Pedic International, Inc. (a).....         23,800                 562,394
                                                                       ---------
LEISURE TIME - 1.2%
Ctrip.com International Ltd. (ADR)
    (a)...................................         3,500                 251,510
                                                                       ---------
PRINTING AND COPYING SERVICES - 0.9%
VistaPrint NV (a).........................         3,300                 186,978
                                                                       ---------


--------------------------------------------------------------------------------
COMPANY                                           SHARES            U.S. $ VALUE
--------------------------------------------------------------------------------
SPECIALTY RETAIL - 2.7%
American Eagle Outfitters, Inc............        18,900               $ 320,922
NetFlix, Inc. (a).........................         4,100                 226,074
                                                                       ---------
                                                                         546,996
                                                                       ---------
TEXTILES APPAREL & SHOES - 3.3%
Carter's, Inc. (a)........................         8,300                 217,875
Coach, Inc................................         5,700                 208,221
Polo Ralph Lauren Corp.-Class A...........         3,050                 246,989
                                                                       ---------
                                                                         673,085
                                                                       ---------
WHOLESALE & INTERNATIONAL TRADE - 0.9%
Tech Data Corp. (a).......................         3,800                 177,308
                                                                       ---------
                                                                       3,963,023
                                                                       ---------
HEALTH CARE - 15.4%
BIOTECHNOLOGY - 2.0%
Alexion Pharmaceuticals, Inc. (a).........         4,100                 200,162
Dendreon Corp. (a)........................         8,400                 220,752
                                                                       ---------
                                                                         420,914
                                                                       ---------
HEALTH CARE FACILITIES - 0.9%
DaVita, Inc. (a)..........................         3,100                 182,094
                                                                       ---------
HEALTH CARE MANAGEMENT SERVICES - 1.2%
Humana, Inc. (a)..........................         5,850                 256,757
                                                                       ---------
HEALTH CARE SERVICES - 1.9%
HMS Holdings Corp. (a)....................         5,100                 248,319
McKesson Corp.............................         2,470                 154,375
                                                                       ---------
                                                                         402,694
                                                                       ---------
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES - 2.8%
NuVasive, Inc. (a)........................         5,700                 182,286
Resmed, Inc. (a)..........................         7,400                 386,798
                                                                       ---------
                                                                         569,084
                                                                       ---------
MEDICAL EQUIPMENT - 2.4%
Illumina, Inc. (a)........................         8,900                 272,785
Masimo Corp. (a)..........................         7,000                 212,940
                                                                       ---------
                                                                         485,725
                                                                       ---------
PHARMACEUTICALS - 4.2%
Cardinal Health, Inc......................         5,900                 190,216
Qiagen NV (a).............................         8,300                 185,256
United Therapeutics Corp. (a).............         3,620                 190,593
Vertex Pharmaceuticals, Inc. (a)..........         7,110                 304,663
                                                                       ---------
                                                                         870,728
                                                                       ---------
                                                                       3,187,996
                                                                       ---------
PRODUCER DURABLES - 14.7%
AIR TRANSPORT - 4.2%
Allegiant Travel Co. (a)..................         5,100                 240,567
Continental Airlines, Inc.-Class B (a)            34,393                 616,322
                                                                       ---------
                                                                         856,889
                                                                       ---------

                                     FSA-43

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2009 (Continued)

--------------------------------------------------------------------------------
COMPANY                                           SHARES            U.S. $ VALUE
--------------------------------------------------------------------------------
ENGINEERING & CONTRACTING SERVICES - 5.0%
Aecom Technology Corp. (a).................        10,750             $  295,625
Foster Wheeler AG (a)......................        12,100                356,224
McDermott International, Inc. (a)..........        15,400                369,754
                                                                      ----------
                                                                       1,021,603
                                                                      ----------
MACHINERY: SPECIALTY - 0.8%
Bucyrus International, Inc.-Class A........         2,910                164,037
                                                                      ----------
RAILROADS - 1.4%
Kansas City Southern (a)...................         8,800                292,952
                                                                      ----------
SCIENTIFIC INSTRUMENTS: ELECTRICAL - 0.7%
Ametek, Inc................................         4,000                152,960
                                                                      ----------
SHIPPING - 1.1%
Kirby Corp. (a)............................         6,800                236,844
                                                                      ----------
TRUCKERS - 1.5%
Knight Transportation, Inc.................        15,600                300,924
                                                                      ----------
                                                                       3,026,209
                                                                      ----------
ENERGY - 10.8%
ALTERNATIVE ENERGY - 2.3%
Trina Solar Ltd. (Sponsored ADR) (a)                8,700                469,539
                                                                      ----------
OIL WELL EQUIPMENT & SERVICES - 3.6%
Cameron International Corp. (a)............        11,550                482,790
Oceaneering International, Inc. (a)........         4,700                275,044
                                                                      ----------
                                                                         757,834
                                                                      ----------
OIL: CRUDE PRODUCERS - 4.9%
Cabot Oil & Gas Corp.......................         5,600                244,104
Continental Resources, Inc./OK (a).........         7,430                318,673
Newfield Exploration Co. (a)...............         5,170                249,349
Noble Energy, Inc..........................         2,800                199,416
                                                                      ----------
                                                                       1,011,542
                                                                      ----------
                                                                       2,238,915
                                                                      ----------
FINANCIAL SERVICES - 9.7%
ASSET MANAGEMENT & CUSTODIAN - 1.6%
Affiliated Managers Group, Inc. (a)........         3,400                228,990
Waddell & Reed Financial, Inc.-
    Class A................................         3,400                103,836
                                                                      ----------
                                                                         332,826
                                                                      ----------
DIVERSIFIED FINANCIAL SERVICES - 3.0%
The Blackstone Group LP....................        29,600                388,352
Greenhill & Co., Inc.......................         2,900                232,696
                                                                      ----------
                                                                         621,048
                                                                      ----------
FINANCIAL DATA & SYSTEMS - 2.7%
Alliance Data Systems Corp. (a)............         5,850                377,851
Global Payments, Inc.......................         3,500                188,510
                                                                      ----------
                                                                         566,361
                                                                      ----------


--------------------------------------------------------------------------------
COMPANY                                           SHARES            U.S. $ VALUE
--------------------------------------------------------------------------------
SECURITIES BROKERAGE & SERVICES - 2.4%
IntercontinentalExchange, Inc. (a).........         2,830             $  317,809
TD Ameritrade Holding Corp. (a)............         8,600                166,668
                                                                      ----------
                                                                         484,477
                                                                      ----------
                                                                       2,004,712
                                                                      ----------
UTILITIES - 3.0%
UTILITIES: TELECOMMUNICATIONS - 3.0%
Clearwire Corp.-Class A (a)................        59,000                398,840
Leap Wireless International, Inc. (a).....         12,300                215,865
                                                                      ----------
                                                                         614,705
                                                                      ----------
CONSUMER STAPLES - 2.8%
BEVERAGE: SOFT DRINKS - 1.5%
Green Mountain Coffee Roasters,
    Inc. (a)...............................         3,650                297,366
                                                                      ----------
TOBACCO - 1.3%
Lorillard, Inc.............................         3,400                272,782
                                                                      ----------
                                                                         570,148
                                                                      ----------
MATERIALS & PROCESSING - 2.2%
CHEMICALS: DIVERSIFIED - 2.2%
Ecolab, Inc................................        10,270                457,939
                                                                      ----------
Total Common Stocks
   (cost $16,470,571)......................                           20,613,814
                                                                      ----------
RIGHTS - 0.1%
UTILITIES - 0.1%
UTILITIES: TELECOMMUNICATIONS - 0.1%
Clearwire Corp. (a)
   (cost $18,158)..........................        59,000                 23,600
                                                                      ----------
                                                 ---------
                                                 PRINCIPAL
                                                  AMOUNT
                                                   (000)
                                                 ---------
SHORT-TERM DEBT SECURITIES - 0.6%
TIME DEPOSIT - 0.6%
JPMorgan Nassau
   0.10%, 1/04/10.......................           $ 120             $   120,058
                                                                     -----------
TOTAL SHORT-TERM DEBT SECURITIES - 0.6%
   (amortized cost $120,058)............                                 120,058
                                                                     -----------
TOTAL INVESTMENTS - 100.6%
   (cost/amortized cost
     $16,608,787).......................                              20,757,472
Other assets less liabilities - (0.6)%                                  (128,712)
                                                                     -----------
NET ASSETS - 100.0%.....................                             $20,628,760
                                                                     ===========

                                     FSA-44

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2009 (Concluded)

(a) Non-income producing security.

    Glossary:
    ADR  - American Depositary Receipt
    LP   - Limited Partnership

    The accompanying notes are an integral part of these financial statements.

                                     FSA-45

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2009                   --------------------------------------------
------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                                      AXA AGGRESSIVE   AXA CONSERVATIVE   AXA CONSERVATIVE    AXA MODERATE
                                                        ALLOCATION        ALLOCATION      -PLUS ALLOCATION     ALLOCATION
---------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in shares of The Trusts, at fair
 value..............................................   $ 1,294,304        $ 868,272          $ 545,209        $ 6,580,464
Receivable for The Trusts shares sold...............            --              499                669             17,910
Receivable for policy-related transactions..........            19               --                 --                 --
---------------------------------------------------------------------------------------------------------------------------
   Total assets.....................................     1,294,323          868,771            545,878          6,598,374
---------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for The Trusts shares purchased.............            19               --                 --                 --
Payable for policy-related transactions.............            --              499                669             17,910
---------------------------------------------------------------------------------------------------------------------------
 Total liabilities..................................            19              499                669             17,910
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS..........................................   $ 1,294,304        $ 868,272          $ 545,209        $ 6,580,464
===========================================================================================================================
NET ASSETS:
Accumulation Units..................................     1,294,304          868,272            545,209          6,580,464
---------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS....................................   $ 1,294,304        $ 868,272          $ 545,209        $ 6,580,464
===========================================================================================================================
Investments in shares of The Trusts, at cost........   $ 1,318,209        $ 877,470          $ 553,468        $ 6,454,471
The Trusts shares held
 Class A............................................            --               --                 --                 --
 Class B............................................       140,592           91,240             69,683            517,262
UNITS OUSTANDING (000'S):
 MRP................................................           169               87                 59                740
 RIA................................................            --               --                 --                 --
UNIT VALUE:
 MRP................................................   $      7.67        $    9.93          $    9.31        $      8.89
 RIA................................................            --               --                 --                 --

The accompanying notes are an integral part of these financial statements.

                                     FSA-46

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2009                               --------------------------------
------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                                                                                 EQ/
                                                           AXA               EQ/          ALLIANCEBERNSTEIN   EQ/BLACKROCK
                                                     MODERATE-PLUS    ALLIANCEBERNSTEIN       SMALL CAP       BASIC VALUE
                                                        ALLOCATION      INTERNATIONAL           GROWTH           EQUITY
---------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in shares of The Trusts, at fair
 value..............................................    $ 675,750       $ 13,966,927          $ 219,775        $ 156,901
Receivable for The Trusts shares sold...............          555             46,926                173              126
Receivable for policy-related transactions..........           --                 --                 --               --
---------------------------------------------------------------------------------------------------------------------------
 Total assets.......................................      676,305         14,013,853            219,948          157,027
---------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for The Trusts shares purchased.............           --                 --                 --               --
Payable for policy-related transactions.............          555             46,913                169              126
---------------------------------------------------------------------------------------------------------------------------
 Total liabilities..................................          555             46,913                169              126
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS..........................................    $ 675,750       $ 13,966,940          $ 219,779        $ 156,901
===========================================================================================================================
NET ASSETS:
Accumulation Units..................................      675,750         13,966,940            219,779          156,901
---------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                        $ 675,750       $ 13,966,940          $ 219,779        $ 156,901
===========================================================================================================================
Investments in shares of The Trusts, at cost........    $ 660,079       $ 20,367,401          $ 254,853        $ 159,606
The Trusts shares held
 Class A............................................           --          1,671,702             17,825               --
 Class B............................................       58,850                 --                 --           12,720
UNITS OUSTANDING (000'S):
 MRP................................................           81                788                 --               --
 RIA................................................           --                  7                  1                1
UNIT VALUE:
 MRP................................................    $    8.30       $      16.37                 --               --
 RIA................................................           --       $     145.86          $  167.72        $  189.73

The accompanying notes are an integral part of these financial statements.

                                     FSA-47

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2009                               --------------------------------
------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                                       EQ/BLACKROCK     EQ/CALVERT    EQ/CAPITAL     EQ/CAPITAL
                                                      INTERNATIONAL      SOCIALLY      GUARDIAN       GUARDIAN
                                                          VALUE        RESPONSIBLE      GROWTH        RESEARCH
-----------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in shares of The Trusts, at fair
 value..............................................    $ 86,794       $ 1,659,329     $ 81,465     $ 5,549,633
Receivable for The Trusts shares sold...............          79               719           72          62,585
Receivable for policy-related transactions..........          --                --           --              --
-----------------------------------------------------------------------------------------------------------------
 Total assets.......................................      86,873         1,660,048       81,537       5,612,218
-----------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for The Trusts shares purchased.............          --                --           --              --
Payable for policy-related transactions.............          79               719           72          62,585
-----------------------------------------------------------------------------------------------------------------
 Total liabilities..................................          79               719           72          62,585
-----------------------------------------------------------------------------------------------------------------
NET ASSETS..........................................    $ 86,794       $ 1,659,329     $ 81,465     $ 5,549,633
=================================================================================================================
NET ASSETS:
Accumulation Units..................................      86,794         1,659,329       81,465       5,549,633
-----------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS....................................    $ 86,794       $ 1,659,329     $ 81,465     $ 5,549,633
=================================================================================================================
Investments in shares of The Trusts, at cost........    $ 82,254       $ 1,890,134     $ 95,276     $ 6,532,718
The Trusts shares held
 Class A............................................          --                --           --              --
 Class B............................................       7,807           259,441        6,970         524,935
UNITS OUSTANDING (000'S):
 MRP................................................          --               249           --             385
 RIA................................................           1                --            1               1
UNIT VALUE:
 MRP................................................          --       $      6.67           --     $     14.18
 RIA................................................    $ 138.63       $     79.16     $  68.44     $    115.09

The accompanying notes are an integral part of these financial statements.

                                     FSA-48

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2009                               --------------------------------
------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                                                                                     EQ/GAMCO
                                                      EQ/EQUITY 500    EQ/EQUITY    EQ/EVERGREEN  SMALL COMPANY
                                                          INDEX       GROWTH PLUS       OMEGA          VALUE
-----------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in shares of The Trusts, at fair
 value..............................................$16,949,190        $ 135,700     $ 105,169     $ 1,254,503
Receivable for The Trusts shares sold...............     14,328               90            54           1,057
Receivable for policy-related transactions..........         --               --            --              --
-----------------------------------------------------------------------------------------------------------------
 Total assets....................................... 16,963,518          135,790       105,223       1,255,560
-----------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for The Trusts shares purchased.............         --               --            --              --
Payable for policy-related transactions.............     14,308               90            54           1,057
-----------------------------------------------------------------------------------------------------------------
 Total liabilities..................................     14,308               90            54           1,057
-----------------------------------------------------------------------------------------------------------------
NET ASSETS..........................................$16,949,210        $ 135,700     $ 105,169     $ 1,254,503
=================================================================================================================
NET ASSETS:
Accumulation Units..................................  16,949,210         135,700       105,169       1,254,503
-----------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.................................... $16,949,210       $ 135,700     $ 105,169     $ 1,254,503
=================================================================================================================
Investments in shares of The Trusts, at cost........ $19,311,488       $ 173,411     $ 103,352     $ 1,078,055
The Trusts shares held
 Class A............................................      80,937              --            --              --
 Class B............................................     794,866          10,437        11,686          42,437
UNITS OUSTANDING (000'S):
 MRP................................................       2,024              --            --             110
 RIA................................................           5               1             1              --
UNIT VALUE:
 MRP................................................ $      7.60              --            --     $     11.43
 RIA................................................ $    304.57       $  143.43     $  108.39              --

The accompanying notes are an integral part of these financial statements.

                                     FSA-49

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2009                               --------------------------------
------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                                        EQ/GLOBAL    EQ/INTERMEDIATE        EQ/         EQ/JPMORGAN
                                                      MULTI-SECTOR      GOVERNMENT     INTERNATIONAL       VALUE
                                                         EQUITY         BOND INDEX       CORE PLUS     OPPORTUNITIES
--------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in shares of The Trusts, at fair
 value..............................................  $ 2,441,706      $ 3,173,229      $ 3,506,799      $ 39,806
Receivable for The Trusts shares sold...............           --           23,496           11,887            34
Receivable for policy-related transactions..........       10,006               --               --            --
--------------------------------------------------------------------------------------------------------------------
 Total assets.......................................    2,451,712        3,196,725        3,518,686        39,840
--------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for The Trusts shares purchased.............       10,006               --               --            --
Payable for policy-related transactions.............           --           23,495           11,887            34
--------------------------------------------------------------------------------------------------------------------
 Total liabilities..................................       10,006           23,495           11,887            34
--------------------------------------------------------------------------------------------------------------------
NET ASSETS..........................................  $ 2,441,706      $ 3,173,230      $ 3,506,799      $ 39,806
====================================================================================================================
NET ASSETS:
Accumulation Units..................................    2,441,706        3,173,230        3,506,799        39,806
--------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS....................................  $ 2,441,706      $ 3,173,230      $ 3,506,799      $ 39,806
====================================================================================================================
Investments in shares of The Trusts, at cost........  $ 2,805,612      $ 3,272,544      $ 4,520,257      $ 27,099
The Trusts shares held
 Class A............................................           --            3,421               --            --
 Class B............................................      215,873          329,214          391,460         4,508
UNITS OUSTANDING (000'S):
 MRP................................................          205              284              307            --
 RIA................................................            1               --               --            --
UNIT VALUE:
 MRP................................................  $     10.45      $     11.06      $     11.38            --
 RIA................................................  $    371.61      $    205.66      $    126.55      $ 125.18

The accompanying notes are an integral part of these financial statements.

                                     FSA-50

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2009                               --------------------------------
------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                                      EQ/LARGE CAP   EQ/LARGE CAP   EQ/LARGE CAP    EQ/LARGE CAP
                                                        CORE PLUS    GROWTH INDEX    GROWTH PLUS     VALUE PLUS
-----------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in shares of The Trusts, at fair
 value..............................................    $ 92,190       $ 65,602     $ 3,579,536     $  7,823,913
Receivable for The Trusts shares sold...............          77             59             726           12,130
Receivable for policy-related transactions..........          --             --             595               --
-----------------------------------------------------------------------------------------------------------------
 Total assets.......................................      92,267         65,661       3,580,857        7,836,043
-----------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for The Trusts shares purchased.............          --             --              --               --
Payable for policy-related transactions.............          77             59              --           12,117
-----------------------------------------------------------------------------------------------------------------
 Total liabilities..................................          77             59              --           12,117
-----------------------------------------------------------------------------------------------------------------
NET ASSETS..........................................    $ 92,190       $ 65,602     $ 3,580,857     $  7,823,926
================================================================================================================
NET ASSETS:
Accumulation Units..................................      92,190         65,602       3,580,857        7,823,926
-----------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS....................................    $ 92,190       $ 65,602     $ 3,580,857     $  7,823,926
================================================================================================================
Investments in shares of The Trusts, at cost........    $ 97,030       $ 66,600     $ 3,520,981     $ 11,462,856
The Trusts shares held
 Class A............................................          --             --              --          124,115
 Class B............................................      13,392          8,810         245,317          733,090
UNITS OUSTANDING (000'S):
 MRP................................................          --             --             641              687
 RIA................................................           1              1               2               11
UNIT VALUE:
 MRP................................................          --             --     $      5.17     $       9.74
 RIA................................................    $  93.12       $  73.35     $    123.96     $     104.33

The accompanying notes are an integral part of these financial statements.

                                     FSA-51

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2009                               --------------------------------
------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                                      EQ/MID CAP     EQ/MID CAP        EQ/MONEY     EQ/PIMCO ULTRA
                                                         INDEX       VALUE PLUS         MARKET        SHORT BOND
------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in shares of The Trusts, at fair
 value..............................................   $ 29,099     $  7,526,004     $ 6,398,089     $ 1,855,131
Receivable for The Trusts shares sold...............         23           62,154          76,705          15,380
Receivable for policy-related transactions..........         --               --              --              --
------------------------------------------------------------------------------------------------------------------
 Total assets.......................................     29,122        7,588,158       6,474,794       1,870,511
==================================================================================================================
LIABILITIES:
Payable for The Trusts shares purchased.............         --               --              --              --
Payable for policy-related transactions.............         23           62,154          76,700          15,380
------------------------------------------------------------------------------------------------------------------
 Total liabilities..................................         23           62,154          76,700          15,380
------------------------------------------------------------------------------------------------------------------
NET ASSETS..........................................   $ 29,099     $  7,526,004     $ 6,398,094     $ 1,855,131
==================================================================================================================
NET ASSETS:
Accumulation Units..................................     29,099        7,526,004       6,398,094       1,855,131
------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS....................................   $ 29,099     $  7,526,004     $ 6,398,094     $ 1,855,131
==================================================================================================================
Investments in shares of The Trusts, at cost........   $ 42,930     $ 10,492,841     $ 6,398,070     $ 1,879,460
The Trusts shares held
 Class A............................................         --               --         153,666              --
 Class B............................................      4,375          916,791       6,244,146         187,250
UNITS OUSTANDING (000'S):
 MRP................................................         --              583             624             160
 RIA................................................         --                2               1              --
UNIT VALUE:
 MRP................................................         --     $      12.50     $     10.00     $     11.56
 RIA................................................   $ 104.63     $     158.48     $    175.24              --

The accompanying notes are an integral part of these financial statements.

                                     FSA-52

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2009                               --------------------------------
------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                                                                    EQ/T. ROWE    MULTIMANAGER
                                                      EQ/QUALITY      EQ/SMALL     PRICE GROWTH   MULTI-SECTOR
                                                       BOND PLUS   COMPANY INDEX       STOCK          BOND
--------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in shares of The Trusts, at fair
 value..............................................  $ 126,120     $ 3,593,047      $ 1,277       $ 517,884
Receivable for The Trusts shares sold...............        119          12,250            1           2,640
Receivable for policy-related transactions..........         --              --           --              --
--------------------------------------------------------------------------------------------------------------
 Total assets.......................................    126,239       3,605,297        1,278         520,524
--------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for The Trusts shares purchased.............         --              --           --              --
Payable for policy-related transactions.............        116          12,250            1           2,637
--------------------------------------------------------------------------------------------------------------
 Total liabilities..................................        116          12,250            1           2,637
--------------------------------------------------------------------------------------------------------------
NET ASSETS..........................................  $ 126,123     $ 3,593,047      $ 1,277       $ 517,887
==============================================================================================================
NET ASSETS:
Accumulation Units..................................    126,123       3,593,047        1,277         517,887
--------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS....................................  $ 126,123     $ 3,593,047      $ 1,277       $ 517,887
==============================================================================================================
Investments in shares of The Trusts, at cost........  $ 132,728     $ 4,483,782      $ 1,508       $ 542,213
The Trusts shares held
 Class A............................................     13,984              --           --          23,298
 Class B............................................         --         426,023           72         115,702
UNITS OUSTANDING (000'S):
 MRP................................................         --             289           --              51
 RIA................................................          1              --           --              --
UNIT VALUE:
 MRP................................................         --     $     12.45           --       $    8.47
 RIA................................................  $  221.89              --      $  8.28       $  187.39

The accompanying notes are an integral part of these financial statements.

                                     FSA-53

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2009                               --------------------------------
------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                                      MULTIMANAGER
                                                       SMALL CAP    MULTIMANAGER    TARGET 2015     TARGET 2025
                                                         VALUE       TECHNOLOGY      ALLOCATION      ALLOCATION
------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in shares of The Trusts, at fair
 value..............................................   $  75,818    $ 2,926,837     $ 1,413,336     $ 1,246,139
Receivable for The Trusts shares sold...............          46             --              --              --
Receivable for policy-related transactions..........          --         12,567           2,476           1,780
------------------------------------------------------------------------------------------------------------------
 Total assets.......................................      75,864      2,939,404       1,415,812       1,247,919
------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for The Trusts shares purchased.............          --         12,567           2,476           1,780
Payable for policy-related transactions.............          46             --              --              --
------------------------------------------------------------------------------------------------------------------
 Total liabilities..................................          46         12,567           2,476           1,780
------------------------------------------------------------------------------------------------------------------
NET ASSETS..........................................   $  75,818    $ 2,926,837     $ 1,413,336     $ 1,246,139
=================================================================================================================
NET ASSETS:
Accumulation Units..................................      75,818      2,926,837       1,413,336       1,246,139
------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS....................................   $  75,818    $ 2,926,837     $ 1,413,336     $ 1,246,139
=================================================================================================================
Investments in shares of The Trusts, at cost........   $ 111,446    $ 2,764,002     $ 1,452,951     $ 1,229,364
The Trusts shares held
 Class A............................................          --             --              --              --
 Class B............................................       8,733        268,955         170,170         154,240
UNITS OUSTANDING (000'S):
 MRP................................................          --            223             168             155
 RIA................................................          --              1              --              --
UNIT VALUE:
 MRP................................................          --    $     12.30     $      8.40     $      8.03
 RIA................................................   $  162.14    $    129.57              --              --

The accompanying notes are an integral part of these financial statements.

                                     FSA-54

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2009                               --------------------------------
------------------------------------------------


--------------------------------------------------------------------------------
                                                      TARGET 2035   TARGET 2045
                                                       ALLOCATION   ALLOCATION
--------------------------------------------------------------------------------
ASSETS:
Investments in shares of The Trusts, at fair
 value..............................................   $ 238,403    $ 230,963
Receivable for The Trusts shares sold...............         267           --
Receivable for policy-related transactions..........          --        2,303
--------------------------------------------------------------------------------
 Total assets.......................................     238,670      233,266
--------------------------------------------------------------------------------
LIABILITIES:
Payable for The Trusts shares purchased.............          --        2,303
Payable for policy-related transactions.............         267           --
--------------------------------------------------------------------------------
 Total liabilities..................................         267        2,303
--------------------------------------------------------------------------------
NET ASSETS..........................................   $ 238,403    $ 230,963
================================================================================
NET ASSETS:
Accumulation Units..................................     238,403      230,963
--------------------------------------------------------------------------------
TOTAL NET ASSETS....................................   $ 238,403    $ 230,963
================================================================================
Investments in shares of The Trusts, at cost........   $ 230,388    $ 206,102
The Trusts shares held
 Class A............................................          --           --
 Class B............................................      29,896       30,315
UNITS OUSTANDING (000'S):
 MRP................................................          31           31
 RIA................................................          --           --
UNIT VALUE:
 MRP................................................   $    7.79    $    7.50
 RIA................................................          --           --

The accompanying notes are an integral part of these financial statements.

                                     FSA-55

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2009                               --------------------------------
------------------------------------------------


----------------------------------------------------------------------------------------------------
                                             CONTRACT                              UNITS OUTSTANDING
                                             CHARGES*   SHARE CLASS   UNIT VALUE        (000'S)
----------------------------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION.................... 0.00%      B             $   7.67              169
AXA CONSERVATIVE ALLOCATION.................. 0.00%      B             $   9.93               87
AXA CONSERVATIVE-PLUS ALLOCATION............. 0.00%      B             $   9.31               59
AXA MODERATE ALLOCATION...................... 0.00%      B             $   8.89              740
AXA MODERATE-PLUS ALLOCATION................. 0.00%      B             $   8.30               81
EQ/ALLIANCEBERNSTEIN INTERNATIONAL........... 0.00%      A             $  16.37              788
EQ/ALLIANCEBERNSTEIN INTERNATIONAL........... 0.05%      A             $ 145.86                7
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........ 0.05%      A             $ 167.72                1
EQ/BLACKROCK BASIC VALUE EQUITY.............. 0.00%      B             $ 189.73                1
EQ/BLACKROCK INTERNATIONAL VALUE............. 0.00%      B             $ 138.63                1
EQ/CALVERT SOCIALLY RESPONSIBLE.............. 0.00%      B             $   6.67              249
EQ/CALVERT SOCIALLY RESPONSIBLE.............. 0.00%      B             $  79.16               --
EQ/CAPITAL GUARDIAN GROWTH................... 0.00%      B             $  68.44                1
EQ/CAPITAL GUARDIAN RESEARCH................. 0.00%      B             $  14.18              385
EQ/CAPITAL GUARDIAN RESEARCH................. 0.00%      B             $ 115.09                1
EQ/EQUITY 500 INDEX.......................... 0.05%      A             $ 304.57                5
EQ/EQUITY 500 INDEX.......................... 0.00%      B             $   7.60            2,024
EQ/EQUITY GROWTH PLUS........................ 0.00%      B             $ 143.43                1
EQ/EVERGREEN OMEGA........................... 0.00%      B             $ 108.39                1
EQ/GAMCO SMALL COMPANY VALUE................. 0.00%      B             $  11.43              110
EQ/GLOBAL MULTI-SECTOR EQUITY................ 0.00%      B             $  10.45              205
EQ/GLOBAL MULTI-SECTOR EQUITY................ 0.00%      B             $ 371.61                1
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........ 0.05%      A             $ 205.66               --
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........ 0.00%      B             $  11.06              284
EQ/INTERNATIONAL CORE PLUS................... 0.00%      B             $  11.38              307
EQ/INTERNATIONAL CORE PLUS................... 0.00%      B             $ 126.55               --
EQ/JPMORGAN VALUE OPPORTUNITIES.............. 0.00%      B             $ 125.18               --
EQ/LARGE CAP CORE PLUS....................... 0.00%      B             $  93.12                1
EQ/LARGE CAP GROWTH INDEX.................... 0.00%      B             $  73.35                1
EQ/LARGE CAP GROWTH PLUS..................... 0.00%      B             $   5.17              641
EQ/LARGE CAP GROWTH PLUS..................... 0.00%      B             $ 123.96                2
EQ/LARGE CAP VALUE PLUS...................... 0.00%      A             $ 104.33               11
EQ/LARGE CAP VALUE PLUS...................... 0.00%      B             $   9.74              687
EQ/MID CAP INDEX............................. 0.00%      B             $ 104.63               --
EQ/MID CAP VALUE PLUS........................ 0.00%      B             $  12.50              583
EQ/MID CAP VALUE PLUS........................ 0.00%      B             $ 158.48                2
EQ/MONEY MARKET.............................. 0.05%      A             $ 175.24                1
EQ/MONEY MARKET.............................. 0.00%      B             $  10.00              624
EQ/PIMCO ULTRA SHORT BOND.................... 0.00%      B             $  11.56              160
EQ/QUALITY BOND PLUS......................... 0.05%      A             $ 221.89                1
EQ/SMALL COMPANY INDEX....................... 0.00%      B             $  12.45              289
EQ/T. ROWE PRICE GROWTH STOCK................ 0.00%      B             $   8.28               --
MULTIMANAGER MULTI-SECTOR BOND............... 0.05%      A             $ 187.39               --
MULTIMANAGER MULTI-SECTOR BOND............... 0.00%      B             $   8.47               51
MULTIMANAGER SMALL CAP VALUE................. 0.00%      B             $ 162.14               --
MULTIMANAGER TECHNOLOGY...................... 0.00%      B             $  12.30              223
MULTIMANAGER TECHNOLOGY...................... 0.00%      B             $ 129.57                1
TARGET 2015 ALLOCATION....................... 0.00%      B             $   8.40              168
TARGET 2025 ALLOCATION....................... 0.00%      B             $   8.03              155
TARGET 2035 ALLOCATION....................... 0.00%      B             $   7.79               31
TARGET 2045 ALLOCATION....................... 0.00%      B             $   7.50               31

*   Excludes charges made directly to Contractowner accounts.

The accompanying notes are an integral part of these financial statements.

                                     FSA-56

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2009            --------------------------------
------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                      AXA AGGRESSIVE   AXA CONSERVATIVE   AXA CONSERVATIVE   AXA MODERATE
                                                        ALLOCATION        ALLOCATION      -PLUS ALLOCATION    ALLOCATION
-------------------------------------------------------------------------------------------------------------------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from The Trusts........................    $   11,107        $  18,100          $   9,404       $   82,087
 Expenses:..........................................
   Less: Asset-based charges........................            --               --                 --               --
-------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)........................        11,107           18,100              9,404           82,087
-------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
   Realized gain (loss) on investments..............      (160,782)         (17,366)           (44,350)        (266,960)
   Realized gain distribution from The Trusts.......       134,049           26,105             30,020          406,395
-------------------------------------------------------------------------------------------------------------------------
 Net realized gain (loss)...........................       (26,733)           8,739            (14,330)         139,435
-------------------------------------------------------------------------------------------------------------------------
 Change in unrealized appreciation (depreciation)
   of investments...................................       204,082           43,466             72,127          659,724
-------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................       177,349           52,205             57,797          799,159
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS....................................    $  188,456        $  70,305          $  67,201       $  881,246
=========================================================================================================================


The accompanying notes are an integral part of these financial statements.












                                     FSA-57

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009            --------------------------------
------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                                                                    EQ/              EQ/
                                                             AXA                EQ/          ALLIANCEBERNSTEIN    BLACKROCK
                                                          MODERATE       ALLIANCEBERNSTEIN       SMALL CAP       BASIC VALUE
                                                      -PLUS ALLOCATION     INTERNATIONAL           GROWTH          EQUITY
----------------------------------------------------------------------------------------------------------------------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from The Trusts........................     $   7,786          $  333,718           $     343       $   3,429
 Expenses:..........................................
   Less: Asset-based charges........................            --                 508                 132              --
----------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)........................         7,786             333,210                 211           3,429
----------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
   Realized gain (loss) on investments..............       (46,551)           (697,916)            (66,854)        (29,653)
   Realized gain distribution from The Trusts.......        52,374                  --                  --              --
----------------------------------------------------------------------------------------------------------------------------
 Net realized gain (loss)...........................         5,823            (697,916)            (66,854)        (29,653)
----------------------------------------------------------------------------------------------------------------------------
 Change in unrealized appreciation (depreciation)
   of investments...................................        88,575           3,410,780             164,473          70,413
----------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................        94,398           2,712,864              97,619          40,760
----------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS....................................     $ 102,184          $3,046,074           $  97,830       $  44,189
============================================================================================================================

The accompanying notes are an integral part of these financial statements.




                                     FSA-58

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009            --------------------------------
------------------------------------------------


-------------------------------------------------------------------------------------------------------------
                                                        EQ/BLACKROCK    EQ/CALVERT   EQ/CAPITAL    EQ/CAPITAL
                                                       INTERNATIONAL     SOCIALLY     GUARDIAN      GUARDIAN
                                                           VALUE       RESPONSIBLE     GROWTH       RESEARCH
-------------------------------------------------------------------------------------------------------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from The Trusts.........................    $   1,515      $   3,425     $    233    $   57,531
 Expenses:
   Less: Asset-based charges.........................           --             --           --            --
-------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS).........................        1,515          3,425          233        57,531
-------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
   Realized gain (loss) on investments...............      (14,897)       (57,261)      (2,221)     (230,431)
   Realized gain distribution from The Trusts........           --             --           --            --
-------------------------------------------------------------------------------------------------------------
 Net realized gain (loss)............................      (14,897)       (57,261)      (2,221)     (230,431)
-------------------------------------------------------------------------------------------------------------
 Change in unrealized appreciation (depreciation)
   of investments....................................       30,580        444,827       22,338     1,556,451
-------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS.........................................       15,683        387,566       20,117     1,326,020
-------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS.....................................    $  17,198      $ 390,991     $ 20,350    $1,383,551
=============================================================================================================

The accompanying notes are an integral part of these financial statements.




                                     FSA-59

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009            --------------------------------
------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                                                                                      EQ/GAMCO
                                                       EQ/EQUITY 500    EQ/EQUITY    EQ/EVERGREEN       SMALL
                                                           INDEX       GROWTH PLUS       OMEGA     COMPANY VALUE
----------------------------------------------------------------------------------------------------------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from The Trusts.........................   $  291,229       $ 1,027       $   133       $    4,264
 Expenses:
   Less: Asset-based charges.........................          753            --            --               --
----------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS).........................      290,476         1,027           133            4,264
----------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
   Realized gain (loss) on investments...............     (493,509)         (636)         (227)        (101,151)
   Realized gain distribution from The Trusts........       40,572            --            --               --
----------------------------------------------------------------------------------------------------------------
 Net realized gain (loss)............................     (452,937)         (636)         (227)        (101,151)
----------------------------------------------------------------------------------------------------------------
 Change in unrealized appreciation (depreciation)
   of investments....................................    3,717,145        32,019        30,467          421,879
----------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS.........................................    3,264,208        31,383        30,240          320,728
----------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS.....................................   $3,554,684       $32,410       $30,373       $  324,992
================================================================================================================

The accompanying notes are an integral part of these financial statements.




                                     FSA-60

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009            --------------------------------
------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                                        EQ/GLOBAL    EQ/INTERMEDIATE                       EQ/JPMORGAN
                                                      MULTI-SECTOR      GOVERNMENT     EQ/INTERNATIONAL       VALUE
                                                         EQUITY         BOND INDEX         CORE PLUS      OPPORTUNITIES
-----------------------------------------------------------------------------------------------------------------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from The Trusts........................   $   24,787      $   33,694         $   87,986        $    497
 Expenses:
   Less: Asset-based charges........................           --              33                 --              --
-----------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)........................       24,787          33,661             87,986             497
-----------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
   Realized gain (loss) on investments..............     (588,513)        (25,239)          (257,390)         (9,302)
   Realized gain distribution from The Trusts.......           --              --                 --              --
-----------------------------------------------------------------------------------------------------------------------
 Net realized gain (loss)...........................     (588,513)        (25,239)          (257,390)         (9,302)
-----------------------------------------------------------------------------------------------------------------------
 Change in unrealized appreciation (depreciation)
   of investments...................................    1,275,883         (92,412)           995,287          29,861
-----------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................      687,370        (117,651)           737,897          20,559
-----------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS....................................   $  712,157      $  (83,990)        $  825,883        $ 21,056
=======================================================================================================================

The accompanying notes are an integral part of these financial statements.




                                     FSA-61

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009            --------------------------------
------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                                       EQ/LARGE CAP   EQ/LARGE CAP   EQ/LARGE CAP   EQ/LARGE CAP
                                                         CORE PLUS    GROWTH INDEX    GROWTH PLUS    VALUE PLUS
----------------------------------------------------------------------------------------------------------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from The Trusts.........................    $  3,556       $  1,182       $ 39,786     $  155,656
 Expenses:
   Less: Asset-based charges.........................          --             --             --             --
----------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS).........................       3,556          1,182         39,786        155,656
----------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
   Realized gain (loss) on investments...............      (7,412)        (2,143)        10,033       (904,081)
   Realized gain distribution from The Trusts........          --             --             --             --
----------------------------------------------------------------------------------------------------------------
 Net realized gain (loss)............................      (7,412)        (2,143)        10,033       (904,081)
----------------------------------------------------------------------------------------------------------------
 Change in unrealized appreciation (depreciation)
   of investments....................................      29,529         20,632        893,309      2,164,512
----------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS.........................................      22,117         18,489        903,342      1,260,431
-----------------------------------------------------    --------       --------       --------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS.....................................    $ 25,673       $ 19,671       $943,128     $1,416,087
================================================================================================================

The accompanying notes are an integral part of these financial statements.




                                     FSA-62

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009            --------------------------------
------------------------------------------------


---------------------------------------------------------------------------------------------------------
                                                                                               EQ/PIMCO
                                                       EQ/MID CAP    EQ/MID CAP    EQ/MONEY   ULTRA SHORT
                                                          INDEX      VALUE PLUS     MARKET       BOND
---------------------------------------------------------------------------------------------------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from The Trusts.........................    $  269      $   69,918      $544     $  17,701
 Expenses:
   Less: Asset-based charges.........................        --              --       110            --
---------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS).........................       269          69,918       434        17,701
---------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
   Realized gain (loss) on investments...............      (266)       (524,692)      130       (65,874)
   Realized gain distribution from The Trusts........        --              --        --         5,089
---------------------------------------------------------------------------------------------------------
 Net realized gain (loss)............................      (266)       (524,692)      130       (60,785)
---------------------------------------------------------------------------------------------------------
 Change in unrealized appreciation (depreciation)
   of investments....................................     7,598       2,445,148        20       166,585
---------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS.........................................     7,332       1,920,456       150       105,800
---------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS.....................................    $7,601      $1,990,374      $584     $ 123,501
=========================================================================================================

The accompanying notes are an integral part of these financial statements.




                                     FSA-63

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009            --------------------------------
------------------------------------------------


---------------------------------------------------------------------------------------------------------------
                                                                                     EQ/T. ROWE   MULTIMANAGER
                                                       EQ/QUALITY      EQ/SMALL     PRICE GROWTH  MULTI-SECTOR
                                                        BOND PLUS   COMPANY INDEX       STOCK          BOND
---------------------------------------------------------------------------------------------------------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from The Trusts.........................  $   4,241     $   42,498         $  --       $  20,954
 Expenses:
   Less: Asset-based charges.........................        108             --            --              46
---------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS).........................      4,133         42,498            --          20,908
---------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
   Realized gain (loss) on investments...............    (21,616)      (375,210)           (3)        (22,534)
   Realized gain distribution from The Trusts........         --             --            --              --
---------------------------------------------------------------------------------------------------------------
 Net realized gain (loss)............................    (21,616)      (375,210)           (3)        (22,534)
---------------------------------------------------------------------------------------------------------------
 Change in unrealized appreciation (depreciation)
   of investments....................................     31,384      1,101,629           386          34,913
---------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS.........................................      9,768        726,419           383          12,379
---------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS.....................................  $  13,901     $  768,917         $ 383       $  33,287
===============================================================================================================

The accompanying notes are an integral part of these financial statements.




                                     FSA-64

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009            --------------------------------
------------------------------------------------


-------------------------------------------------------------------------------------------------------------
                                                       MULTIMANAGER
                                                        SMALL CAP    MULTIMANAGER   TARGET 2015   TARGET 2025
                                                          VALUE       TECHNOLOGY     ALLOCATION   ALLOCATION
-------------------------------------------------------------------------------------------------------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from The Trusts.........................   $     679     $       --     $ 50,017    $ 43,098
 Expenses:
   Less: Asset-based charges.........................          --             --           --          --
-------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS).........................         679             --       50,017      43,098
-------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
   Realized gain (loss) on investments...............     (13,401)       (19,054)      (6,836)   (129,193)
   Realized gain distribution from The Trusts........          --             --        2,254       2,587
-------------------------------------------------------------------------------------------------------------
 Net realized gain (loss)............................     (13,401)       (19,054)      (4,582)   (126,606)
-------------------------------------------------------------------------------------------------------------
 Change in unrealized appreciation (depreciation)
   of investments....................................      30,558      1,031,769      184,656     293,215
-------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS.........................................      17,157      1,012,715      180,074     166,609
-------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS.....................................   $  17,836     $1,012,715     $230,091    $209,707
=============================================================================================================

The accompanying notes are an integral part of these financial statements.




                                     FSA-65

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
STATEMENTS OF OPERATIONS (CONCLUDED)
FOR THE YEAR ENDED DECEMBER 31, 2009            --------------------------------
------------------------------------------------


--------------------------------------------------------------------------------
                                                       TARGET 2035   TARGET 2045
                                                        ALLOCATION   ALLOCATION
--------------------------------------------------------------------------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from The Trusts.........................   $   7,905    $   7,671
 Expenses:
   Less: Asset-based charges.........................          --           --
--------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS).........................       7,905        7,671
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
   Realized gain (loss) on investments...............     (11,439)     (10,019)
   Realized gain distribution from The Trusts........         680          901
--------------------------------------------------------------------------------
 Net realized gain (loss)............................     (10,759)      (9,118)
--------------------------------------------------------------------------------
 Change in unrealized appreciation (depreciation)
   of investments....................................      49,733       51,198
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS.........................................      38,974       42,080
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS.....................................   $  46,879    $  49,751
================================================================================

The accompanying notes are an integral part of these financial statements.




                                     FSA-66

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2009           --------------------------------
------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                       AXA AGGRESSIVE            AXA CONSERVATIVE        AXA CONSERVATIVE-PLUS
                                                         ALLOCATION                 ALLOCATION                ALLOCATION
                                                 --------------------------- ------------------------- -----------------------
                                                      2009          2008         2009         2008         2009         2008
------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................   $   11,107   $  4,584      $  18,100    $  23,446    $   9,404    $  15,893
 Net realized gain (loss) on investments........      (26,733)   (40,987)         8,739      (40,481)     (14,330)     (32,653)
 Change in unrealized appreciation
   (depreciation) of investments................      204,082   (214,814)        43,466      (45,146)      72,127      (72,118)
------------------------------------------------------------------------------------------------------------------------------
Net Increase (decrease) in net assets from
 operations.....................................      188,456   (251,217)        70,305      (62,181)      67,201      (88,878)
------------------------------------------------------------------------------------------------------------------------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners........      319,265    425,718        202,464      354,352       85,519      216,835
   Transfers between funds including
    guaranteed interest account, net............      352,858   (119,186)        16,373      114,676      (87,340)     108,626
   Transfers for contract benefits and
    terminations................................      (45,981)   (15,229)       (14,324)      (7,250)      (6,858)      (5,670)
   Contract maintenance charges.................       (7,973)        --        (10,434)          --       (7,461)          --
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 contractowners transactions....................      618,169    291,303        194,079      461,778      (16,140)     319,791
------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............      806,625     40,086        264,384      399,597       51,061      230,913
NET ASSETS--BEGINNING OF PERIOD.................      487,679    447,593        603,888      204,291      494,148      263,235
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS--END OF PERIOD.......................   $1,294,304   $487,679      $ 868,272    $ 603,888    $ 545,209    $ 494,148
==============================================================================================================================

The accompanying notes are an integral part of these financial statements.




                                     FSA-67

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009           --------------------------------
------------------------------------------------


------------------------------------------------------------------------------------------------------
                                                         AXA MODERATE            AXA MODERATE-PLUS
                                                          ALLOCATION                 ALLOCATION
                                                 ---------------------------- ------------------------
                                                      2009           2008         2009         2008
------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................   $   82,087    $   75,221    $   7,786   $  3,432
 Net realized gain (loss) on investments........      139,435        (6,972)       5,823     (4,750)
 Change in unrealized appreciation
   (depreciation) of investments................      659,724      (528,187)      88,575    (69,983)
------------------------------------------------------------------------------------------------------
Net Increase (decrease) in net assets from
 operations.....................................      881,246      (459,938)     102,184    (71,301)
------------------------------------------------------------------------------------------------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners........    4,634,536     3,200,322      386,310    189,489
   Transfers between funds including
    guaranteed interest account, net............     (355,945)     (630,209)      83,243     34,866
   Transfers for contract benefits and
    terminations................................     (596,372)     (207,221)     (83,448)   (21,744)
   Contract maintenance charges.................     (134,812)           --       (4,256)        --
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 contractowners transactions....................    3,547,407     2,362,892      381,849    202,611
------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............    4,428,653     1,902,954      484,033    131,310
NET ASSETS--BEGINNING OF PERIOD.................    2,151,811       248,857      191,717     60,407
------------------------------------------------------------------------------------------------------
NET ASSETS--END OF PERIOD.......................   $6,580,464    $2,151,811    $ 675,750   $191,717
======================================================================================================

--------------------------------------------------------------------------------
                                                       EQ/ALLIANCEBERNSTEIN
                                                          INTERNATIONAL
                                                 -------------------------------
                                                       2009            2008
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................... $   333,210     $   374,390
 Net realized gain (loss) on investments........    (697,916)      1,461,780
 Change in unrealized appreciation
   (depreciation) of investments................   3,410,780     (14,243,315)
--------------------------------------------------------------------------------
Net Increase (decrease) in net assets from
 operations.....................................   3,046,074     (12,407,145)
--------------------------------------------------------------------------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners........   1,487,348       2,562,643
   Transfers between funds including
    guaranteed interest account, net............    (658,518)     (2,184,889)
   Transfers for contract benefits and
    terminations................................  (1,141,615)     (2,966,485)
   Contract maintenance charges.................    (128,864)        (21,566)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 contractowners transactions....................    (441,649)     (2,610,297)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............   2,604,425     (15,017,442)
NET ASSETS--BEGINNING OF PERIOD.................  11,362,515      26,379,957
--------------------------------------------------------------------------------
NET ASSETS--END OF PERIOD....................... $13,966,940     $11,362,515
================================================================================

The accompanying notes are an integral part of these financial statements.




                                     FSA-68

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009           --------------------------------
------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                    EQ/ALLIANCEBERNSTEIN       EQ/BLACKROCK BASIC           EQ/BLACKROCK
                                                      SMALL CAP GROWTH            VALUE EQUITY           INTERNATIONAL VALUE
                                                 -------------------------- ------------------------- -------------------------
                                                     2009          2008         2009         2008         2009         2008
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................... $    211      $     (174)   $   3,429   $  3,460      $   1,515   $  1,316
 Net realized gain (loss) on investments........  (66,854)         10,750      (29,653)   (40,592)       (14,897)     9,856
 Change in unrealized appreciation
   (depreciation) of investments................  164,473        (231,888)      70,413    (66,764)        30,580    (49,743)
-------------------------------------------------------------------------------------------------------------------------------
Net Increase (decrease) in net assets from
 operations.....................................   97,830        (221,312)      44,189   (103,896)        17,198    (38,571)
-------------------------------------------------------------------------------------------------------------------------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners........    8,053          14,290       14,249     52,185         64,930      6,670
   Transfers between funds including
    guaranteed interest account, net............   26,793          (4,567)     (10,194)    56,393             --     (6,448)
   Transfers for contract benefits and
    terminations................................ (174,338)        (98,416)     (41,501)  (242,663)       (29,998)  (189,536)
   Contract maintenance charges.................   (2,583)         (4,025)      (1,573)    (2,975)          (638)    (1,293)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 contractowners transactions.................... (142,075)        (92,718)     (39,019)  (137,060)        34,294   (190,607)
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............  (44,245)       (314,030)       5,170   (240,956)        51,492   (229,178)
NET ASSETS--BEGINNING OF PERIOD.................  264,024         578,054      151,731    392,687         35,302    264,480
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS--END OF PERIOD....................... $219,779      $  264,024    $ 156,901   $151,731      $  86,794   $ 35,302
===============================================================================================================================

The accompanying notes are an integral part of these financial statements.




                                     FSA-69

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009           --------------------------------
------------------------------------------------


-------------------------------------------------------------------------------------------------------
                                                      EQ/CALVERT SOCIALLY        EQ/CAPITAL GUARDIAN
                                                          RESPONSIBLE                   GROWTH
                                                 ----------------------------- ------------------------
                                                      2009           2008          2009        2008
-------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................   $    3,425     $   (8,698)   $    233    $      149
 Net realized gain (loss) on investments........      (57,261)        32,984      (2,221)        2,188
 Change in unrealized appreciation
   (depreciation) of investments................      444,827       (819,989)     22,338       (43,049)
-------------------------------------------------------------------------------------------------------
Net Increase (decrease) in net assets from
 operations.....................................      390,991       (795,703)     20,350       (40,712)
-------------------------------------------------------------------------------------------------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners........      393,485        462,695       6,562        18,697
   Transfers between funds including
    guaranteed interest account, net............      (16,238)       (94,425)       (171)       (1,505)
   Transfers for contract benefits and
    terminations................................     (158,295)      (153,063)     (3,865)      (16,985)
   Contract maintenance charges.................      (14,816)           (32)       (758)       (1,015)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 contractowners transactions....................      204,136        215,175       1,768          (808)
-------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............      595,127       (580,528)     22,118       (41,520)
NET ASSETS--BEGINNING OF PERIOD.................    1,064,202      1,644,730      59,347       100,867
-------------------------------------------------------------------------------------------------------
NET ASSETS--END OF PERIOD.......................   $1,659,329     $1,064,202    $ 81,465    $   59,347
=======================================================================================================


------------------------------------------------------------------------------
                                                      EQ/CAPITAL GUARDIAN
                                                           RESEARCH
                                                 -----------------------------
                                                      2009           2008
------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................  $   57,531    $       1,900
 Net realized gain (loss) on investments........    (230,431)         412,194
 Change in unrealized appreciation
   (depreciation) of investments................   1,556,451       (3,606,831)
------------------------------------------------------------------------------
Net Increase (decrease) in net assets from
 operations.....................................   1,383,551       (3,192,737)
------------------------------------------------------------------------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners........     646,688          996,708
   Transfers between funds including
    guaranteed interest account, net............    (167,829)        (647,960)
   Transfers for contract benefits and
    terminations................................    (766,573)      (1,199,962)
   Contract maintenance charges.................     (52,853)          (3,079)
------------------------------------------------------------------------------
Net increase (decrease) in net assets from
  contractowners transactions...................    (340,567)        (854,293)
------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............   1,042,984       (4,047,030)
NET ASSETS--BEGINNING OF PERIOD.................   4,506,649        8,553,679
------------------------------------------------------------------------------
NET ASSETS--END OF PERIOD.......................  $5,549,633    $   4,506,649
==============================================================================

The accompanying notes are an integral part of these financial statements.




                                     FSA-70

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009           --------------------------------
------------------------------------------------


--------------------------------------------------------------------------------
                                                       EQ/EQUITY 500 INDEX
                                                 -------------------------------
                                                       2009            2008
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................... $   290,476     $   160,289
 Net realized gain (loss) on investments........    (452,937)        659,218
 Change in unrealized appreciation
   (depreciation) of investments................   3,717,145      (8,528,724)
--------------------------------------------------------------------------------
Net Increase (decrease) in net assets from
 operations.....................................   3,554,684      (7,709,217)
--------------------------------------------------------------------------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:...................
   Payments received from contractowners........   2,672,538       2,845,567
   Transfers between funds including
    guaranteed interest account, net............    (151,710)     (1,328,525)
   Transfers for contract benefits and
    terminations................................  (1,523,082)     (3,241,885)
   Contract maintenance charges.................    (157,206)        (26,846)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 contractowners transactions....................     840,540      (1,751,689)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............   4,395,224      (9,460,906)
NET ASSETS--BEGINNING OF PERIOD.................  12,553,986      22,014,892
--------------------------------------------------------------------------------
NET ASSETS--END OF PERIOD....................... $16,949,210     $12,553,986
================================================================================


-----------------------------------------------------------------------------------------------------
                                                         EQ/EQUITY
                                                        GROWTH PLUS            EQ/EVERGREEN OMEGA
                                                 -------------------------- -------------------------
                                                     2009          2008         2009         2008
-----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................   $  1,027    $     1,194    $    133    $      523
 Net realized gain (loss) on investments........       (636)       (57,858)       (227)         (383)
 Change in unrealized appreciation
   (depreciation) of investments................     32,019        (65,041)     30,467       (31,112)
-----------------------------------------------------------------------------------------------------
Net Increase (decrease) in net assets from
 operations.....................................     32,410       (121,705)     30,373       (30,972)
-----------------------------------------------------------------------------------------------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:...................
   Payments received from contractowners........      6,698           (226)        411           712
   Transfers between funds including
    guaranteed interest account, net............     10,232        (20,319)         --          (423)
   Transfers for contract benefits and
    terminations................................         --       (128,385)       (900)       (6,982)
   Contract maintenance charges.................       (915)        (2,362)       (564)         (726)
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 contractowners transactions....................     16,015       (151,292)     (1,053)       (7,419)
-----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............     48,425       (272,997)     29,320       (38,391)
NET ASSETS--BEGINNING OF PERIOD.................     87,275        360,272      75,849       114,240
-----------------------------------------------------------------------------------------------------
NET ASSETS--END OF PERIOD.......................   $135,700    $    87,275    $105,169    $   75,849
=====================================================================================================

The accompanying notes are an integral part of these financial statements.




                                     FSA-71

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009           --------------------------------
------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                                       EQ/GAMCO SMALL                  EQ/GLOBAL
                                                        COMPANY VALUE             MULTI-SECTOR EQUITY
                                                 --------------------------- -----------------------------
                                                      2009          2008          2009           2008
----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................  $    4,264    $    (1,508)  $   24,787    $     (16,772)
 Net realized gain (loss) on investments........    (101,151)       (13,665)    (588,513)        (226,865)
 Change in unrealized appreciation
   (depreciation) of investments................     421,879       (224,226)   1,275,883       (1,654,662)
----------------------------------------------------------------------------------------------------------
Net Increase (decrease) in net assets from
 operations.....................................     324,992       (239,399)     712,157       (1,898,299)
----------------------------------------------------------------------------------------------------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:...................
   Payments received from contractowners........     434,349        287,851      512,938          905,220
   Transfers between funds including
    guaranteed interest account, net............      50,054         95,984      (26,310)        (469,478)
   Transfers for contract benefits and
    terminations................................    (147,033)       (92,323)    (138,364)        (982,737)
   Contract maintenance charges.................      (9,227)            --      (19,188)          (5,741)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 contractowners transactions....................     328,143        291,512      329,076         (552,736)
----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............     653,135         52,113    1,041,233       (2,451,035)
NET ASSETS--BEGINNING OF PERIOD.................     601,368        549,255    1,400,473        3,851,508
----------------------------------------------------------------------------------------------------------
NET ASSETS--END OF PERIOD.......................  $1,254,503    $   601,368   $2,441,706    $   1,400,473
==========================================================================================================

-----------------------------------------------------------------------------
                                                       EQ/INTERMEDIATE
                                                    GOVERNMENT BOND INDEX
                                                 ----------------------------
                                                      2009           2008
-----------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................   $   33,661    $   80,615
 Net realized gain (loss) on investments........      (25,239)       (5,224)
 Change in unrealized appreciation
   (depreciation) of investments................      (92,412)        4,967
-----------------------------------------------------------------------------
Net Increase (decrease) in net assets from
 operations.....................................      (83,990)       80,358
-----------------------------------------------------------------------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:...................
   Payments received from contractowners........      988,213       795,711
   Transfers between funds including
    guaranteed interest account, net............     (704,118)       81,933
   Transfers for contract benefits and
    terminations................................     (508,586)     (664,817)
   Contract maintenance charges.................      (43,582)       (2,107)
-----------------------------------------------------------------------------
Net increase (decrease) in net assets from
 contractowners transactions....................     (268,073)      210,720
-----------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............     (352,063)      291,078
NET ASSETS--BEGINNING OF PERIOD.................    3,525,293     3,234,215
-----------------------------------------------------------------------------
NET ASSETS--END OF PERIOD.......................   $3,173,230    $3,525,293
=============================================================================

The accompanying notes are an integral part of these financial statements.




                                     FSA-72

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009           --------------------------------
------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                       EQ/INTERNATIONAL           EQ/JPMORGAN VALUE          EQ/LARGE CAP
                                                           CORE PLUS                OPPORTUNITIES              CORE PLUS
                                                 ----------------------------- ------------------------ -----------------------
                                                      2009           2008          2009        2008         2009        2008
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................  $   87,986    $     17,595    $     497  $    687      $   3,556   $     254
 Net realized gain (loss) on investments........    (257,390)       (210,338)      (9,302)  (45,602)        (7,412)     (1,680)
 Change in unrealized appreciation
   (depreciation) of investments................     995,287      (1,851,915)      29,861    (8,252)        29,529     (31,672)
Net Increase (decrease) in net assets from
 operations.....................................     825,883      (2,044,658)      21,056   (53,167)        25,673     (33,098)
-------------------------------------------------------------------------------------------------------------------------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners........     628,725         862,028           --       103          7,578       2,277
   Transfers between funds including
    guaranteed interest account, net............     (29,305)       (350,920)      20,464        --         20,464        (977)
   Transfers for contract benefits and
    terminations................................    (188,650)       (718,122)     (27,372) (208,112)       (12,078)    (14,543)
   Contract maintenance charges.................     (29,063)           (452)        (416)   (1,610)          (779)       (835)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 contractowners transactions....................     381,707        (207,466)      (7,324) (209,619)        15,185     (14,078)
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............   1,207,590      (2,252,124)      13,732  (262,786)        40,858     (47,176)
NET ASSETS--BEGINNING OF PERIOD.................   2,299,209       4,551,333       26,074   288,860         51,332      98,508
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS--END OF PERIOD.......................  $3,506,799    $  2,299,209    $  39,806  $ 26,074      $  92,190   $  51,332
===============================================================================================================================

The accompanying notes are an integral part of these financial statements.




                                     FSA-73

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009           --------------------------------
------------------------------------------------


---------------------------------------------------------------------------------------------------------
                                                       EQ/LARGE CAP                 EQ/LARGE CAP
                                                       GROWTH INDEX                 GROWTH PLUS
                                                 ------------------------- ------------------------------
                                                     2009         2008          2009            2008
---------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................  $  1,182    $       101    $   39,786    $     (22,918)
 Net realized gain (loss) on investments........    (2,143)        27,890        10,033          160,935
 Change in unrealized appreciation
   (depreciation) of investments................    20,632        (74,493)      893,309       (1,595,524)
---------------------------------------------------------------------------------------------------------
Net Increase (decrease) in net assets from
 operations.....................................    19,671        (46,502)      943,128       (1,457,507)
---------------------------------------------------------------------------------------------------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners........     6,413         17,200       633,627          697,320
   Transfers between funds including
    guaranteed interest account, net............        --         (2,813)      (17,308)        (118,424)
   Transfers for contract benefits and
    terminations................................    (8,100)      (185,157)     (292,598)        (591,516)
   Contract maintenance charges.................      (615)        (1,452)      (31,417)          (4,571)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 contractowners transactions....................    (2,302)      (172,222)      292,304          (17,191)
---------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............    17,369       (218,724)    1,235,432       (1,474,698)
NET ASSETS--BEGINNING OF PERIOD.................    48,233        266,957     2,345,425        3,820,123
---------------------------------------------------------------------------------------------------------
NET ASSETS--END OF PERIOD.......................  $ 65,602         48,233    $3,580,857    $   2,345,425
=========================================================================================================

------------------------------------------------------------------------------
                                                         EQ/LARGE CAP
                                                          VALUE PLUS
                                                 -----------------------------
                                                      2009           2008
------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................  $  155,656   $  212,576
 Net realized gain (loss) on investments........    (904,081)    (378,195)
 Change in unrealized appreciation
   (depreciation) of investments................   2,164,512   (5,220,497)
------------------------------------------------------------------------------
Net Increase (decrease) in net assets from
 operations.....................................   1,416,087   (5,386,116)
------------------------------------------------------------------------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners........   1,078,492    1,442,905
   Transfers between funds including
    guaranteed interest account, net............    (201,342)  (1,278,018)
   Transfers for contract benefits and
    terminations................................    (943,008)  (2,063,473)
   Contract maintenance charges.................     (71,300)     (21,507)
------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 contractowners transactions....................    (137,158)  (1,920,093)
------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............   1,278,929   (7,306,209)
NET ASSETS--BEGINNING OF PERIOD.................   6,544,997   13,851,206
------------------------------------------------------------------------------
NET ASSETS--END OF PERIOD.......................  $7,823,926   $6,544,997
==============================================================================

The accompanying notes are an integral part of these financial statements.




                                     FSA-74

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009           --------------------------------
------------------------------------------------


---------------------------------------------------------------------------------------------------
                                                                                    EQ/MID CAP
                                                     EQ/MID CAP INDEX               VALUE PLUS
                                                 ------------------------- ------------------------
                                                     2009         2008          2009        2008
---------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................   $   269    $       271   $   69,918   $   43,659
 Net realized gain (loss) on investments........      (266)       (29,320)    (524,692)    (668,756)
 Change in unrealized appreciation
   (depreciation) of investments................     7,598         (6,346)   2,445,148   (3,173,341)
---------------------------------------------------------------------------------------------------
Net Increase (decrease) in net assets from
 operations.....................................     7,601        (35,395)   1,990,374   (3,798,438)
---------------------------------------------------------------------------------------------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners........     2,270          3,100      846,233    1,218,914
   Transfers between funds including
    guaranteed interest account, net............        --        (76,851)    (314,601)    (918,712)
   Transfers for contract benefits and
    terminations................................        --             --     (448,101)  (1,124,047)
   Contract maintenance charges.................      (234)          (485)     (64,992)      (2,513)
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 contractowners transactions....................     2,036        (74,236)      18,539     (826,358)
---------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............     9,637       (109,631)   2,008,913   (4,624,796)
NET ASSETS--BEGINNING OF PERIOD.................    19,462        129,093    5,517,091   10,141,887
---------------------------------------------------------------------------------------------------
NET ASSETS--END OF PERIOD.......................   $29,099    $    19,462   $7,526,004   $5,517,091
===================================================================================================

--------------------------------------------------------------------------------
                                                         EQ/MONEY MARKET
                                                 -------------------------------
                                                       2009            2008
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................... $      434       $      12,777
 Net realized gain (loss) on investments........        130                  10
 Change in unrealized appreciation
   (depreciation) of investments................         20                 (10)
--------------------------------------------------------------------------------
Net Increase (decrease) in net assets from
 operations.....................................        584              12,777
--------------------------------------------------------------------------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners........ 10,292,623              54,290
   Transfers between funds including
    guaranteed interest account, net............   (423,555)             81,842
   Transfers for contract benefits and
    terminations................................ (3,430,779)         (1,110,816)
   Contract maintenance charges.................   (137,467)             (4,750)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 contractowners transactions....................  6,300,822            (979,434)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............  6,301,406            (966,657)
NET ASSETS--BEGINNING OF PERIOD.................     96,688           1,063,345
--------------------------------------------------------------------------------
NET ASSETS--END OF PERIOD....................... $6,398,094       $      96,688
================================================================================

The accompanying notes are an integral part of these financial statements.




                                     FSA-75

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009           --------------------------------
------------------------------------------------


---------------------------------------------------------------------------------------------------------
                                                        EQ/PIMCO ULTRA
                                                          SHORT BOND             EQ/QUALITY BOND PLUS
                                                 ---------------------------- ---------------------------
                                                      2009           2008          2009          2008
---------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................   $   17,701    $   26,221    $     4,133   $    15,231
 Net realized gain (loss) on investments........      (60,785)       46,480        (21,616)      (14,065)
 Change in unrealized appreciation
   (depreciation) of investments................      166,585      (205,856)        31,384       (26,821)
---------------------------------------------------------------------------------------------------------
Net Increase (decrease) in net assets from
 operations.....................................      123,501      (133,155)        13,901       (25,655)
---------------------------------------------------------------------------------------------------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners........      812,085       799,599         12,571        19,739
   Transfers between funds including
    guaranteed interest account, net............     (207,297)      328,540        (47,197)      (17,982)
   Transfers for contract benefits and
    terminations................................     (125,126)      (79,020)      (108,559)     (174,177)
   Contract maintenance charges.................      (21,678)           --         (2,337)       (4,248)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 contractowners transactions....................      457,984     1,049,119       (145,522)     (176,668)
---------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............      581,485       915,964       (131,621)     (202,323)
NET ASSETS--BEGINNING OF PERIOD.................    1,273,646       357,682        257,744       460,067
---------------------------------------------------------------------------------------------------------
NET ASSETS--END OF PERIOD.......................   $1,855,131    $1,273,646    $   126,123   $   257,744
=========================================================================================================

------------------------------------------------------------------------------
                                                           EQ/SMALL
                                                         COMPANY INDEX
                                                 -----------------------------
                                                      2009           2008
------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................  $   42,498    $      (3,963)
 Net realized gain (loss) on investments........    (375,210)         187,471
 Change in unrealized appreciation
   (depreciation) of investments................   1,101,629       (1,705,009)
------------------------------------------------------------------------------
Net Increase (decrease) in net assets from
 operations.....................................     768,917       (1,521,501)
------------------------------------------------------------------------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners........     623,011          726,480
   Transfers between funds including
    guaranteed interest account, net............    (247,120)        (478,921)
   Transfers for contract benefits and
    terminations................................    (315,557)        (569,906)
   Contract maintenance charges.................     (33,683)              --
------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 contractowners transactions....................      26,651         (322,347)
------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............     795,568       (1,843,848)
NET ASSETS--BEGINNING OF PERIOD.................   2,797,479        4,641,327
------------------------------------------------------------------------------
NET ASSETS--END OF PERIOD.......................  $3,593,047    $   2,797,479
==============================================================================

The accompanying notes are an integral part of these financial statements.




                                     FSA-76

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009           --------------------------------
------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                     EQ/T. ROWE PRICE            MULTIMANAGER              MULTIMANAGER
                                                       GROWTH STOCK            MULTI-SECTOR BOND          SMALL CAP VALUE
                                                 ------------------------- ------------------------- ---------------------
                                                     2009         2008         2009         2008         2009       2008
--------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................    $  --     $     --      $  20,908    $  16,834    $     679   $    266
 Net realized gain (loss) on investments........         (3)   (15,717)       (22,534)     (16,752)     (13,401)   (37,240)
 Change in unrealized appreciation
   (depreciation) of investments................      386        9,147         34,913      (48,459)      30,558    (14,345)
--------------------------------------------------------------------------------------------------------------------------
Net Increase (decrease) in net assets from
 operations.....................................      383       (6,570)        33,287      (48,377)      17,836    (51,319)
--------------------------------------------------------------------------------------------------------------------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners........       --           --        235,403       82,528        1,572      8,196
   Transfers between funds including
    guaranteed interest account, net............       --           --        144,337      (61,891)      (3,738)   (26,161)
   Transfers for contract benefits and
    terminations................................       --     (117,745)       (35,171)     (60,853)     (13,592)   (93,477)
   Contract maintenance charges.................         (8)      (379)        (4,471)      (1,915)        (627)    (1,388)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 contractowners transactions....................         (8)  (118,124)       340,098      (42,131)     (16,385)  (112,830)
--------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............      375     (124,694)       373,385      (90,508)       1,451   (164,149)
NET ASSETS--BEGINNING OF PERIOD.................      902      125,596        144,502      235,010       74,367    238,516
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS--END OF PERIOD.......................    $1,277    $    902      $ 517,887    $ 144,502    $  75,818   $ 74,367
==========================================================================================================================

The accompanying notes are an integral part of these financial statements.




                                     FSA-77

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009           --------------------------------
------------------------------------------------


------------------------------------------------------------------------------
                                                         MULTIMANAGER
                                                          TECHNOLOGY
                                                 -----------------------------
                                                      2009           2008
------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................  $       --    $     (20,184)
 Net realized gain (loss) on investments........     (19,054)          32,830
 Change in unrealized appreciation
   (depreciation) of investments................   1,031,769       (1,392,000)
------------------------------------------------------------------------------
Net Increase (decrease) in net assets from
 operations.....................................   1,012,715       (1,379,354)
------------------------------------------------------------------------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners........     451,500          436,853
   Transfers between funds including
    guaranteed interest account, net............     265,029          (87,095)
   Transfers for contract benefits and
    terminations................................    (241,860)        (275,478)
   Contract maintenance charges.................     (24,419)          (1,863)
------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 contractowners transactions....................     450,250           72,417
------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............   1,462,965       (1,306,937)
NET ASSETS--BEGINNING OF PERIOD.................   1,463,872        2,770,809
------------------------------------------------------------------------------
NET ASSETS-- END OF PERIOD......................  $2,926,837    $   1,463,872
==============================================================================

--------------------------------------------------------------------------------------------------------
                                                         TARGET 2015                  TARGET 2025
                                                          ALLOCATION                  ALLOCATION
                                                 ---------------------------- --------------------------
                                                      2009           2008          2009         2008
--------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................   $   50,017    $    22,825   $   43,098    $    22,577
 Net realized gain (loss) on investments........       (4,582)       (59,402)    (126,606)         3,753
 Change in unrealized appreciation
   (depreciation) of investments................      184,656       (207,086)     293,215       (273,245)
--------------------------------------------------------------------------------------------------------
Net Increase (decrease) in net assets from
 operations.....................................      230,091       (243,663)     209,707       (246,915)
--------------------------------------------------------------------------------------------------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners........      406,370        580,038      400,073        447,788
   Transfers between funds including
    guaranteed interest account, net............       12,290        149,598      (83,104)       484,054
   Transfers for contract benefits and
    terminations................................      (11,738)      (144,151)     (70,690)        (6,203)
   Contract maintenance charges.................      (11,463)            --      (10,201)            --
--------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 contractowners transactions....................      395,459        585,485      236,078        925,639
--------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............      625,550        341,822      445,785        678,724
NET ASSETS--BEGINNING OF PERIOD.................      787,786        445,964      800,354        121,630
--------------------------------------------------------------------------------------------------------
NET ASSETS-- END OF PERIOD......................   $1,413,336    $   787,786   $1,246,139    $   800,354
========================================================================================================

The accompanying notes are an integral part of these financial statements.




                                     FSA-78

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31, 2009           --------------------------------
------------------------------------------------


----------------------------------------------------------------------------------------------
                                                       TARGET 2035             TARGET 2045
                                                        ALLOCATION             ALLOCATION
                                                 ------------------------ --------------------
                                                     2009         2008        2009      2008
----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................  $   7,905    $   2,191  $  7,671    $ 1,348
 Net realized gain (loss) on investments........    (10,759)      (3,338)   (9,118)    (3,401)
 Change in unrealized appreciation
   (depreciation) of investments................     49,733      (38,507)   51,198    (25,517)
----------------------------------------------------------------------------------------------
Net Increase (decrease) in net assets from
 operations.....................................     46,879      (39,654)   49,751    (27,570)
----------------------------------------------------------------------------------------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners........    114,876       92,976   130,956    101,366
   Transfers between funds including
    guaranteed interest account, net............      3,102      (15,585)   (1,923)    16,380
   Transfers for contract benefits and
    terminations................................    (19,394)      (6,883)  (17,813)   (34,895)
   Contract maintenance charges.................     (1,997)          --    (1,966)        --
----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 contractowners transactions....................     96,587       70,508   109,254     82,851
----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............    143,466       30,854   159,005     55,281
NET ASSETS--BEGINNING OF PERIOD.................     94,937       64,083    71,958     16,677
----------------------------------------------------------------------------------------------
NET ASSETS--END OF PERIOD.......................  $ 238,403    $  94,937  $230,963    $71,958
==============================================================================================

The accompanying notes are an integral part of these financial statements.




                                     FSA-79

SEPARATE ACCOUNT NOS. 13 (POOLED), 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY

------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2009                               --------------------------------
------------------------------------------------

1. Organization

Separate Account Nos. 13 (Pooled), 10 (Pooled), 4 (Pooled), 3 (Pooled), and 66 (collectively, "the Funds" or "Accounts") of AXA Equitable Life Insurance Company ("AXA Equitable"), a subsidiary of AXA Financial, Inc., were established and maintained under New York State Insurance Law. Pursuant to such law, to the extent provided in the applicable contracts, the net assets in the Funds are not chargeable with liabilities arising out of any other business of AXA Equitable. These financial statements reflect the financial position and results of operations for each of the Separate Account Nos. 13, 10, 4, 3 and each of the Variable Investment Options of Separate Account No. 66. Annuity Contracts issued by AXA Equitable for which the Accounts are the funding vehicles are Retirement Investment Account ("RIA"), Members Retirement Program ("MRP"), and Equi-Pen-Plus ("EPP") (collectively, the Plans). Institutional reflects investments in Funds by contractowners of group annuity Contracts issued by AXA Equitable. Assets of the Plans and Institutional are invested in a number of investment Funds (available Funds vary by Plan).

Separate Account No. 66 consists of 38 Variable Investment Options. The Account invests in shares of mutual funds of EQ Advisors Trust ("EQAT") and AXA Premier VIP Trust ("VIP") (collectively "The Trusts"). The Trusts are open-end diversified management investment companies that sell shares of a portfolio ("Portfolio") of a mutual fund to separate accounts of insurance companies. Each Portfolio of the Trusts have separate investment objectives. These financial statements and notes are those of the Account.

The Contractowners invest in Separate Account Nos. 13, 10, 4, 3 and 66 under the following respective names:

     RIA                   POOLED SEPARATE ACCOUNT FUNDS**
                           -------------------------------
Separate Account No. 13    The AllianceBernstein Bond Fund
Separate Account No. 10    The AllianceBernstein Balanced Fund
Separate Account No. 4     The AllianceBernstein Common Stock Fund
Separate Account No. 3     The AllianceBernstein Mid Cap Growth Fund
Separate Account No. 66:   EQ ADVISORS TRUST*
                           ------------------                          EQ/JPMorgan Value Opportunities
                           EQ/AllianceBernstein International          EQ/Large Cap Core PLUS
                           EQ/AllianceBernstein Small Cap Growth       EQ/Large Cap Growth Index
                           EQ/BlackRock Basic Value Equity             EQ/Large Cap Growth PLUS
                           EQ/BlackRock International Value            EQ/Large Cap Value PLUS
                           EQ/Calvert Socially Responsible             EQ/Mid Cap Index
                           EQ/Capital Guardian Growth                  EQ/Mid Cap Value PLUS
                           EQ/Capital Guardian Research                EQ/Money Market
                           EQ/Equity 500 Index                         EQ/Quality Bond PLUS
                           EQ/Equity Growth PLUS(1)                    EQ/T. Rowe Price Growth Stock
                           EQ/Evergreen Omega                          AXA Premier VIP Trust*
                           EQ/Global Multi-Sector Equity(3)            Multimanager Multi-Sector Bond(5)
                           EQ/Intermediate Government Bond Index(2)    Multimanager Small Cap Value
                           EQ/International Core PLUS                  Multimanager Technology
    MRP                    POOLED SEPARATE ACCOUNT FUNDS**
                           -------------------------------
Separate Account No. 10    The AllianceBernstein Balanced Fund
Separate Account No. 4     The AllianceBernstein Common Stock Fund
Separate Account No. 3     The AllianceBernstein Mid Cap Growth Fund




                                     FSA-80

SEPARATE ACCOUNT NOS. 13 (POOLED), 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2009                               --------------------------------
------------------------------------------------

1. Organization (Concluded)

Separate Account No. 66:   EQ ADVISORS TRUST*                       EQ/Intermediate Government
                           ------------------                         Bond Index(2)
                           AXA Aggressive Allocation                EQ/Large Cap Core PLUS
                           AXA Conservative Allocation              EQ/Large Cap Growth PLUS
                           AXA Conservative-Plus Allocation         EQ/Mid Cap Value PLUS
                           AXA Moderate Allocation                  EQ/PIMCO Ultra Short Bond(4)
                           AXA Moderate-Plus Allocation             EQ/Small Company Index
                           EQ/AllianceBernstein International       AXA PREMIER VIP TRUST*
                           EQ/Calvert Socially Responsible          ----------------------
                           EQ/Capital Guardian Research             Multimanager Multi-Sector
                           EQ/Equity 500 Index                        Bond(5)
                           EQ/GAMCO Small Company Value             Multimanager Technology
                           EQ/Global Multi-Sector Equity(3)         Target 2015 Allocation
                                                                    Target 2025 Allocation
                                                                    Target 2035 Allocation
                                                                    Target 2045 Allocation

    EPP                    POOLED SEPARATE ACCOUNT FUNDS**
                           -------------------------------
Separate Account No. 10    The AllianceBernstein Balanced Fund
Separate Account No. 4     The AllianceBernstein Common Stock Fund
    INSTITUTIONAL          POOLED SEPARATE ACCOUNT FUNDS**
                           -------------------------------
Separate Account No. 13    Intermediate Duration Bond Account
Separate Account No. 10    Strategic Balanced Management Account
Separate Account No. 4     Growth Stock Account
Separate Account No. 3     Mid Cap Growth Stock Account

-----------
(1)   Formerly known as EQ/Focus PLUS
(2)   Formerly known as EQ/AllianceBernstein Intermediate Government Securities
(3)   Formerly known as EQ/Van Kampen Emerging Markets Equity
(4)   Formerly known as EQ/PIMCO Real Return
(5)   Formerly known as Multimanager High Yield
* An affiliate of AXA Equitable provides advisory services to one or more Portfolios of this Trust.
**    As defined in the respective Prospectus of the Plans.

Under applicable insurance law, the assets and liabilities of the Accounts are clearly identified and distinguished from AXA Equitable's other assets and liabilities. All Contracts are issued by AXA Equitable. The assets of the Accounts are the property of AXA Equitable. However, the portion of the Accounts' assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business AXA Equitable may conduct. The excess of assets over reserves and other contract liabilities, if any, in Separate Account Nos. 4 and 66 may be transferred to AXA Equitable's General Account. AXA Equitable's General Account is subject to creditor rights.

The amount retained by AXA Equitable in Separate Account Nos. 4 and 66 arises principally from (1) contributions from AXA Equitable, (2) expense risk charges accumulated in the account, and (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the account in excess of the net assets for the contracts. Amounts retained by AXA Equitable are not subject to charges for expense risks, assets-based administration charges are distribution charges. Amount retained by AXA Equitable in the Account may be transferred at any time by AXA Equitable to its General Accounts.


                                     FSA-81

SEPARATE ACCOUNT NOS. 13 (POOLED), 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2009                               --------------------------------
------------------------------------------------

2. Significant Accounting Policies

   The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America
   (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   Effective April 1, 2009, and as further described in Note 3 of the financial statements, the Accounts implemented the new guidance related to Fair Value Measurements and Disclosures. This modification retains the "exit price" objective of fair value measurement and provides additional guidance for estimating fair value when the volume and level of market activity for the asset or liability have significantly decreased in relation to normal market activity. This guidance also references guidance on distinguishing distressed or forced transactions not determinative of fair value from orderly transactions between market participants under prevailing market conditions. Implementation of the revised guidance did not have an impact on the net assets of the Account.

   Investment securities for Separate Account Nos. 13, 10, 4 and 3 are valued as follows:

   Stocks listed on national securities exchanges and certain over-the-counter issues traded on the National Association of Securities Dealers, Inc. Automated Quotation (NASDAQ) national market system are valued at the last sale price, or, if there is no sale, at the latest available bid price.

   Foreign securities not traded directly, or in American Depositary Receipt
   (ADR) form in the United States, are valued at the last sale price in the local currency on an exchange in the country of origin. Foreign currency is converted into its U.S. dollar equivalent at current exchange rates.

   Forward contracts are valued at their last sale price or, if there is no sale, at the latest available bid price.

   United States Treasury securities and other obligations issued or guaranteed by the United States Government, its agencies or instrumentalities are valued at representative quoted prices.

   Long-term (i.e., maturing in more than a year) publicly traded corporate bonds are valued at bid prices obtained from a bond pricing service of a major dealer in bonds when such prices are available; however, in circumstances where AXA Equitable and AllianceBernstein L.P. ("Alliance") deem it appropriate to do so, an over-the-counter or exchange quotation may be used.

   Convertible preferred stocks listed on national securities exchanges are valued at their last sale price or, if there is no sale, at the latest available bid price.

   Convertible bonds and unlisted convertible preferred stocks are valued at bid prices obtained from one or more major dealers in such securities; where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stock.

   Other assets that do not have a readily available market price are valued at fair value as determined in good faith by AXA Equitable's investment officers.

   Short-term debt securities purchased directly by the AXA Equitable Funds, which mature in 60 days or less, are valued at amortized cost. Short-term debt securities, which mature in more than 60 days, are valued at representative quoted prices.


                                     FSA-82

SEPARATE ACCOUNT NOS. 13 (POOLED), 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2009                               --------------------------------
------------------------------------------------

2. Significant Accounting Policies (Continued)

   The value of the investments in Separate Account No. 66 held in the Trusts is calculated by multiplying the number of shares held in each Portfolio by the net asset value per share of that Portfolio determined as of the close of business each day. The net asset value is determined by the Trusts using the market or fair value of the underlying assets of the Portfolio less liabilities. For Separate Account No. 66, realized gains and losses include
   (1) gains and losses on redemptions of Trust shares (determined on the identified cost basis) and (2) Trust distributions representing the net realized gains on Trust investment transactions. Dividends and distributions of capital gains of the Trusts are automatically reinvested on the ex-dividend date.

   Security transactions are recorded on the trade date. Amortized cost of debt securities where applicable is adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date; interest income (including amortization of premium and discount on securities using the effective yield method) is accrued daily. Realized gains and losses on the sale of investments are computed on the basis of the identified cost of the related investments sold.

   Transactions denominated in foreign currencies are recorded at the rate prevailing at the date of such transactions. Asset and liability accounts that are denominated in a foreign currency are adjusted to reflect the current exchange rate at the end of the period. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of the foreign currency transactions are reflected under "Realized and Unrealized Gain (Loss) on Investments" in the Statement of Operations.

   Separate Account No. 10 may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign security holdings.

   Forward contracts are agreements to buy or sell a foreign currency for a set price in the future. During the period the forward contracts are open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each trading day. The realized gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions. The use of forward transactions involves the risk of imperfect correlation in movements in the price of forward contracts, interest rates and the underlying hedged assets.

   Forward contracts involve elements of both market and credit risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The contract amounts of these forward contracts reflect the extent of the Fund's exposure to off-balance sheet risk. The Fund bears the market risk that arises from any changes in security values. Forward contracts are entered into directly with the counterparty and not through an exchange and can be terminated only by agreement of both parties to the contract. There is no daily margin settlement and the Fund is exposed to the risk of default by the counterparty.

   At December 31, 2009, Separate Account No. 10 had no outstanding forward currency contracts to buy/sell foreign currencies.

   Net assets allocated to Contracts in the payout period are computed according to various mortality tables, depending on the year the benefits were purchased. The tables used are the 1971 GAM table, the 1983 GAM table, and the 1994 GAR. The assumed investment returns vary by Contract and range from 4 percent to 6.5 percent. The Contracts are participating group annuities, and, thus, the mortality risk is borne by the contractowner, as long as the Contract has not been discontinued. AXA Equitable retains the ultimate obligation to pay the benefits if the Contract funds become insufficient and the contractowner elects to discontinue the contract.


                                     FSA-83

SEPARATE ACCOUNT NOS. 13 (POOLED), 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2009                               --------------------------------
------------------------------------------------

2. Significant Accounting Policies (Concluded)

   Amounts due to/from the General Account or receivable/payable for policy related transactions represent receivables/payables for policy related transactions predominately related to premiums, surrenders and death benefits.

   Payments received from contractowners represent contributions under the Contracts (excluding amounts allocated to the guaranteed interest option, reflected in the General Account). The amount allocated to the guaranteed interest option earns interest at the current guaranteed interest rate, which is an annual effective rate.

   The operations of the Account are included in the federal income tax return of AXA Equitable, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to contracts participating in the Funds by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by AXA Equitable is expected to affect the unit value of the Contracts participating in the Account. Accordingly, no provision for federal income taxes is required. However, AXA Equitable retains the right to charge for any federal income tax incurred which is applicable to the Account if the law is changed.


3. Fair Value Disclosures

   Under GAAP fair value is the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. GAAP also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

   Level 1-Quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

   Level 2-Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

   Level 3-Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.


                                     FSA-84

SEPARATE ACCOUNT NOS. 13 (POOLED), 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2009                               --------------------------------
------------------------------------------------

3. Fair Value Disclosures (Continued)

   Assets measured at fair value on a recurring basis are summarized below:

                                                  Fair Value Measurements at December 31, 2009

                                                                    LEVEL 1
                                           -------------------------------------------------------
                                            Separate      Separate       Separate       Separate
                                           Account No.   Account No.    Account No.    Account No.
                                                13            10             4              3
ASSETS
Investments:
Fixed Maturities, available for sale
  Corporate............................... $     --      $        --    $        --    $        --
  U.S. Treasury, government and
   agency.................................       --               --             --             --
  States and political subdivision........       --               --             --             --
  Foreign governments.....................       --               --             --             --
  Commercial mortgage-backed..............       --               --             --             --
  Residential mortgage-backed.............       --               --             --             --
  Asset-backed............................       --               --             --             --
                                           --------      -----------    -----------    -----------
    SUBTOTAL..............................       --               --             --             --
                                           --------      -----------    -----------    -----------
  Other equity investments*...............       --       24,438,987     76,343,853     20,637,414
  Short term..............................  577,777        1,702,456        566,129        225,895
                                           --------      -----------    -----------    -----------
    TOTAL LEVEL 1......................... $577,777      $26,141,443    $76,909,982    $20,863,309
                                           ========      ===========    ===========    ===========

                                                                   LEVEL 2
                                           --------------------------------------------------------
                                             Separate      Separate      Separate      Separate
                                            Account No.   Account No.   Account No.    Account No.
                                                 13            10            4              3
ASSETS
Investments:
Fixed Maturities, available for sale
  Corporate............................... $11,028,381   $ 6,321,783   $        --   $        --
  U.S. Treasury, government and
   agency.................................   4,595,637     3,750,219            --            --
  States and political subdivision........          --            --            --            --
  Foreign governments.....................     140,182       222,815            --            --
  Commercial mortgage-backed..............   1,083,290     1,077,917            --            --
  Residential mortgage-backed.............      75,478     2,350,190            --            --
  Asset-backed............................           -            --            --            --
                                           -----------   -----------   -----------   -----------
    SUBTOTAL..............................  16,922,968    13,722,924            --            --
                                           -----------   -----------   -----------   -----------
  Other equity investments*...............          --        78,704            --            --
  Short term..............................          --            --            --            --
                                           -----------   -----------   -----------   -----------
    TOTAL LEVEL 2......................... $16,922,968   $13,801,628   $        --   $        --
                                           ===========   ===========   ===========   ===========

                                     FSA-85

SEPARATE ACCOUNT NOS. 13 (POOLED), 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2009                               --------------------------------
------------------------------------------------

3. Fair Value Disclosures (Continued)


                                                                     LEVEL 3
                                             --------------------------------------------------------
                                               Separate      Separate      Separate      Separate
                                              Account No.   Account No.   Account No.    Account No.
                                                   13            10            4              3
ASSETS
Investments:
Fixed Maturities, available for sale........
  Corporate................................. $        --   $    26,390   $        --   $        --
  U.S. Treasury, government and
   agency...................................          --            --            --            --
  States and political subdivision..........          --            --            --            --
  Foreign governments.......................          --         4,163            --            --
  Commercial mortgage-backed................     249,337       383,176            --            --
  Residential mortgage-backed...............          --            --            --            --
  Asset-backed..............................     199,655       173,176            --            --
                                             -----------   -----------   -----------   -----------
    SUBTOTAL................................     448,992       586,905            --            --
                                             -----------   -----------   -----------   -----------
  Other equity investments*.................          --            --            --            --
  Short term................................          --            --            --            --
                                             -----------   -----------   -----------   -----------
    TOTAL LEVEL 3........................... $   448,992   $   586,905   $        --   $        --
                                             -----------   -----------   -----------   -----------
  TOTAL ASSETS.............................. $17,949,737   $40,529,976   $76,909,982   $20,863,309
                                             ===========   ===========   ===========   ===========

The table below presents a reconciliation for all Level 3 assets at December 31, 2009.

                                                                         LEVEL 3 INSTRUMENTS
                                                                       FAIR VALUE MEASUREMENTS
                                                                       SEPARATE ACCOUNT NO. 13
                                           -------------------------------------------------------------------------------
                                                                       COMMERCIAL
                                                          FOREIGN       MORTGAGE      ASSET     OTHER EQUITY      TOTAL
                                            CORPORATE   GOVERNMENTS      BACKED       BACKED    INVESTMENTS*   INVESTMENTS
BALANCE, DECEMBER 31, 2008................ $      --   $      --      $  466,349   $241,223       $      --   $707,572
  Total gains (losses) realized and
   unrealized, included in:
  Earnings as:
    Net investment income.................        --          --             194        886              --      1,080
    Investment (losses) gains, net........        --          --        (111,023)        --              --   (111,023)
                                           ---------   ---------      ----------   --------       ---------   --------
    SUBTOTAL..............................        --          --        (110,829)       886              --   (109,943)
                                           ---------   ---------      ----------   --------       ---------   --------
    Other comprehensive income............        --          --         189,012     15,874              --    204,886
    Purchases.............................        --          --              --         --              --         --
    Sales.................................        --          --        (295,195)   (58,328)             --   (353,523)
    Transfers into/out of Level 3.........        --          --              --         --              --         --
                                           ---------   ---------      ----------   --------       ---------   --------
BALANCE, DECEMBER 31, 2009................ $      --   $      --      $  249,337   $199,655       $      --   $448,992
                                           =========   =========      ==========   ========       =========   ========

                                     FSA-86

SEPARATE ACCOUNT NOS. 13 (POOLED), 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2009                               --------------------------------
------------------------------------------------

3. Fair Value Disclosures (Concluded)


                                                                         LEVEL 3 INSTRUMENTS
                                                                       FAIR VALUE MEASUREMENTS
                                                                       SEPARATE ACCOUNT NO. 10
                                           -------------------------------------------------------------------------------
                                                                       COMMERCIAL
                                                          FOREIGN       MORTGAGE      ASSET     OTHER EQUITY      TOTAL
                                            CORPORATE   GOVERNMENTS      BACKED       BACKED    INVESTMENTS*   INVESTMENTS
BALANCE, DECEMBER 31, 2008................  $  16,840   $  122,250    $  403,158   $269,859        $  --      $812,107
  Total gains (losses) realized and
   unrealized, included in:
  Earnings as:
    Net investment income.................          7            9            54         92           --           162
    Investment (losses) gains, net........     (2,978)       3,073       (20,682)        --           --       (20,587)
                                            ---------   ----------    ----------   --------        -----      --------
    SUBTOTAL..............................     (2,971)       3,082       (20,628)        92           --       (20,425)
                                            ---------   ----------    ----------   --------        -----      --------
    Other comprehensive income............     12,516          216       116,401    (39,616)         (13)       89,504
    Purchases.............................     24,999      146,953            --         --           13       171,965
    Sales.................................    (24,994)    (146,088)     (115,755)   (57,159)          --      (343,996)
    Transfers into/out of Level 3.........          -     (122,250)           --         --           --      (122,250)
                                            ---------   ----------    ----------   --------        -----      --------
BALANCE, DECEMBER 31, 2009................  $  26,390   $    4,163    $  383,176   $173,176        $  --      $586,905
                                            =========   ==========    ==========   ========        =====      ========

The table below details the changes in unrealized gains(losses) by category for Level 3 assets still held at December 31, 2009:


                                                SEPARATE ACCOUNT NO.13   SEPARATE ACCOUNT NO.10
                                               ------------------------ -----------------------
LEVEL 3 INSTRUMENTS FULL YEAR 2009
STILL HELD AT DECEMBER 31, 2009:
Change in unrealized gains or losses
    Fixed maturities, avaialable for sale:
  Corporate...................................          $    --                $   1,397
  U.S. Treasury, government and agency........               --                       --
  States and political subdividion............               --                       --
  Foreign governments.........................               --                      216
  Commercial mortgage-backed..................           82,098                   92,364
  Residential mortgage-backed.................               --                       --
  Asset- backed...............................           15,840                  (39,564)
                                                        -------                ---------
    SUBTOTAL..................................           97,938                   54,413
                                                        -------                ---------
  Other equity investments*...................               --                      (14)
  Short term..................................               --                       --
                                                        -------                ---------
    TOTAL.....................................          $97,938                $  54,399
                                                        =======                =========

*   See Portfolio of Investments for the classification of Other Equity
    Investments.

For Separate Account No. 66, all investment and receivable assets of each Variable Investment Option of the Account have been classified as Level 1. As described in Note 1 to the financial statements, the Account invests in open-ended mutual funds, available to Contractowners of variable insurance policies. The Variable Investment Options may, without restriction, transact at the daily Net Asset Value(s) ("NAV") of the mutual funds. The NAV represents the daily per share value of the Portfolio of investments of the mutual funds, at which sufficient volumes of transactions occur.

As of December 31, 2009, Separate Account No. 66 did not hold any investments with significant unobservable inputs (Level 3).


                                     FSA-87

SEPARATE ACCOUNT NOS. 13 (POOLED), 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2009                               --------------------------------
------------------------------------------------

4. Purchases and Sales on Investments

   The cost of purchases and proceeds from sales of investments for the year ended December 31, 2009 were as follows for Separate Account No. 66:

                                                   PURCHASES          SALES
                                                  ----------        ---------
AXA Aggressive Allocation....................     $  993,214        $ 229,889
AXA Conservative Allocation..................        390,919          152,636
AXA Conservative-Plus Allocation.............        196,868          173,583
AXA Moderate Allocation......................      4,821,923          786,034
AXA Moderate-Plus Allocation.................        670,128          228,119
EQ/AllianceBernstein International...........      1,454,951        1,563,390
EQ/AllianceBernstein Small Cap Growth........         38,763          180,627
EQ/BlackRock Basic Value Equity..............         29,339           64,930
EQ/BlackRock International Value.............         67,391           31,582
EQ/Calvert Socially Responsible..............        362,546          154,984
EQ/Capital Guardian Growth...................          6,733            4,731
EQ/Capital Guardian Research.................        617,452          900,489
EQ/Equity 500 Index..........................      2,836,966        1,665,378
EQ/Equity Growth Plus........................         17,928              886
EQ/Evergreen Omega...........................          5,446            6,366
EQ/GAMCO Small Company Value.................        598,301          265,894
EQ/Global Multi-Sector Equity................        725,531          371,668
EQ/Intermediate Government Bond Index........        925,637        1,160,049
EQ/International Core Plus...................        789,657          319,964
EQ/JPMorgan Value Opportunities..............         20,961           27,788
EQ/Large Cap Core Plus.......................         31,564           12,822
EQ/Large Cap Growth Index....................          7,596            8,716
EQ/Large Gap Growth Plus.....................        722,799          390,710
EQ/Large Cap Value Plus......................      1,117,135        1,098,637
EQ/Mid Cap Index.............................          2,539              235
EQ/Mid Cap Value Plus........................        758,835          670,378
EQ/Money Market..............................     10,526,774        4,225,519
EQ/PIMCO Ultra Short Bond....................      1,039,779          559,006
EQ/Quality Bond Plus.........................         50,607          191,995
EQ/Small Company Index.......................        565,840          496,690
EQ/T. Rowe Price Growth Stock................              -                8
Multimanager Multi-Sector Bond...............        592,655          231,648
Multimanager Small Cap Value.................          2,222           17,927
Multimanager Technology......................        737,211          286,961
Target 2015 Allocation.......................        461,809           14,079
Target 2025 Allocation.......................        489,592          207,828
Target 2035 Allocation.......................        124,350           19,178
Target 2045 Allocation.......................        141,175           23,350


                                     FSA-88

SEPARATE ACCOUNT NOS. 13 (POOLED), 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2009                               --------------------------------
------------------------------------------------

4. Purchases and Sales on Investments (Concluded)

   Investment Security Transactions

For the year ended December 31, 2009, investment security transactions, excluding short-term debt securities, were as follows for Separate Account Nos. 13, 10, 4 and 3:

                                           PURCHASES                          SALES
                                -------------------------------- -------------------------------
                                     STOCKS,           U.S.           STOCKS,           U.S.
                                 DEBT SECURITIES    GOVERNMENT    DEBT SECURITIES    GOVERNMENT
              FUND                   AND GIC       AND AGENCIES       AND GIC       AND AGENCIES
------------------------------------------------------------------------------------------------
Separate Account No. 13........    $ 4,373,832     $10,919,639      $ 8,380,866      $9,187,738
Separate Account No. 10........     26,174,472       6,859,204       29,963,237       4,299,285
Separate Account No. 4.........     80,977,087              --       90,700,616              --
Separate Account No. 3.........     39,627,890              --       43,472,628              --

5. Related Party Transactions

   In Separate Account No. 66, the assets in each Variable Investment Option are invested in shares of a corresponding mutual fund portfolio of the Trusts. Shares are offered by the Trusts at net asset value. Shares in which the Variable Investment Options are invested are in either one of two classes. Both classes are subject to fees for investment management and advisory services and other Trust expenses. One class of shares ("Class A shares") is not subject to distribution fees imposed pursuant to a distribution plan. The other class of shares ("Class B shares") is subject to distribution fees imposed under a distribution plan (herein, the "Rule 12b-1 Plans") adopted by the Trusts. The Rule 12b-1 Plans provide that the EQAT and VIP Trusts, on behalf of each related Portfolio, may charge a maximum annual distribution and/or service (12b-1) fee of 0.50% of the average daily net assets of a Portfolio attributable to its Class B shares in respect of activities primarily intended to result in the sale of the Class B shares. Under arrangements approved by each Trust Board of Trustees, the 12b-1 fee currently is limited to 0.25% of the average daily net assets. These fees are reflected in the net asset value of the shares.

   AXA Equitable serves as investment manager of the Trusts and as such receives management fees for services performed in its capacity as investment manager of the Trusts. AXA Equitable oversees the activities of the investment advisors with respect to the Trusts and is responsible for retaining or discontinuing the services of those advisors. Fees generally vary depending on net asset levels of individual portfolios and range for EQAT and VIP from a low of 0.07% to a high of 1.19% of average daily net assets. AXA Equitable as investment manager pays expenses for providing investment advisory services to the Portfolios, including the fees of the Advisors of each Portfolio. In addition, AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC, affiliates of AXA Equitable, may also receive distribution fees under Rule 12b-1 Plans as described above.

   AllianceBernstein L.P. ("AllianceBernstein") serves as an investment advisor for the EQ/AllianceBernstein Portfolios; EQ/Equity 500 Index and Separate Accounts 13, 10, 4 and 3; as well as a portion of AXA Premier VIP High Yield and EQ/Money Market. AllianceBernstein is a publicly traded limited partnership which is indirectly majority-owned by AXA Equitable and AXA Financial, Inc. (parent to AXA Equitable).

   AXA Advisors is an affiliate of AXA Equitable, and a distributor and principal underwriter of the policies ("contracts"). AXA Advisors is registered with the Securities and Exchange Commission ("SEC") as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA").


                                     FSA-89

SEPARATE ACCOUNT NOS. 13 (POOLED), 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2009                               --------------------------------
------------------------------------------------

5. Related Party Transactions (Concluded)

   The Contracts are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network, LLC ("AXA Network") or its subsidiaries (affiliates of AXA Equitable). AXA Advisors receives commissions and other service-related payments under its distribution agreement with AXA Equitable and its networking agreement with AXA Network.

   AXA Equitable, AllianceBernstein, and AXA Advisors seek to obtain the best price and execution of all orders placed for the portfolios of the Equitable Funds considering all circumstances. In addition to using brokers and dealers to execute portfolio security transactions for accounts under their management, AXA Equitable, AllianceBernstein, and AXA Advisors may also enter into other types of business and securities transactions with brokers and dealers, which will be unrelated to allocation of the AXA Equitable Funds' portfolio transactions.

   On April 30, 2008, AXA Equitable transferred the assets related to the American Dental Associations Members Retirement Program ("ADA") from Separate Account No. 4 to Separate Account No. 206. The assets were transferred by redeeming units in The Growth Equity Fund, and purchasing units in fund(s) of EQ Advisors Trust. The fair value of ADA assets held in Separate Account No. 4 immediately prior to the transfer was $461,160,573. The fair value of assets transferred to Separate Account No. 206 was $202,949,503. Separate Account No. 4 realized a gain of $33,302,848 upon redemption of the ADA units. The fair value of assets remaining in Separate Account No. 4 immediately after the transfer was $258,632,096.

   On September 30, 2008, AXA Equitable transferred the assets related to the interest of retirement and investment plan for employees, managers and agents of AXA Equitable from Separate Account Nos. 4 and 3 to Separate Account No.
   210. The assets were transferred by redeeming units in Growth Stock Account and Mid Cap Growth Stock Account, and purchasing units in Separate Account No. 206. The fair value of units of interest of retirement and investment plan for employees, managers and agents of AXA Equitable assets held in Separate Account Nos. 4 and 3 immediately prior to the transfer were $95,670,700 and $40,840,415, respectively. The fair value of assets transferred to Separate Account No. 210 was $474,951,003. Separate Account No. 4 realized a loss of $6,494,458 and Separate Account No. 3 realized a loss of $6,715,841 upon redemption of units of interest of retirement and investment plan for employees, managers and agents of AXA Equitable. The fair value of assets remaining in Separate Account Nos. 4 and 3 immediately after the transfer were $87,362,105 and $23,148,570, respectively.


6. Asset Charges

   Charges and fees relating to the Funds are paid to AXA Equitable and are deducted in accordance with the terms of the various contracts which participate in the Funds. Depending upon the terms of a contract, sales-related fees and operating expenses are paid (i) by a reduction of an appropriate number of Fund units or (ii) by a direct payment.

   RIA

   Charges and fees relating to the Funds are paid to AXA Equitable and are deducted in accordance with the terms of the various contracts which participate in the Funds. Depending upon the terms of a contract, sales-related fees and operating expenses are paid by the contract holders
   (i) by a reduction of an appropriate number of Fund units or (ii) by a direct payment from contractowners. Fees with respect to the Retirement Investment Account (RIA) contracts are as follows:


                                     FSA-90

SEPARATE ACCOUNT NOS. 13 (POOLED), 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2009                               --------------------------------
------------------------------------------------

6. Asset Charges (Continued)

   Investment Management Fee:

   An annual fee of 0.50% of the net assets attributable to RIA units is assessed for the AllianceBernstein Bond, AllianceBernstein Balanced, the AllianceBernstein Common Stock Fund, and AllianceBernstein Mid Cap Growth Funds.

   Administrative Fees:

   Contracts investing in the Funds are subject to certain administrative expenses according to contract terms. Depending upon the terms of a contract, fees are paid (i) by a reduction of an appropriate number of Fund units or
   (ii) by a direct payment. These fees may include:

   Ongoing Operations Fee -- An expense charge is made based on the combined net balances of each fund. Depending upon when the employer adopted RIA, the monthly rate ranges from 1/12 of 1.25% to 1/12 of 0.50% or from 1/12 of 1.25% to 1/12 of 0.25%. Depending upon the terms of a contract, fees are paid (i) by a reduction of an appropriate number of Fund units or (ii) by a direct payment.

   Participant Recordkeeping Services Charge -- Employers electing RIA's optional Participant Recordkeeping Services are subject to an annual charge of $25 per employee-participant under the employer plan. Depending upon the terms of a contract, fees are paid (i) by a reduction of an appropriate number of Fund units or (ii) by a direct payment.

   Contingent Withdrawal Charge -- Certain withdrawals are subject to defined contingent withdrawal charges. The maximum charge is 6% of the total plan assets withdrawn and is deducted as a liquidation of fund units.

   Loan Fee -- A loan fee equal to 1% of the amount withdrawn as loan principal is deducted on the date the plan loan is made.

   Operating and Expense Charges:

   In addition to the charges and fees mentioned above, the Funds are charged for certain costs and expenses directly related to their operations. These may include transfer taxes, SEC filing fees and certain related expenses including printing of SEC filings, prospectuses and reports. These charges and fees are reflected as reductions of unit value.

   MRP

   Charges and fees relating to the Funds paid to AXA Equitable are deducted in accordance with the terms of the various contracts which participate in the Funds. With respect to the Members Retirement Program these expenses consist of investment management, program expense charge, direct expenses, and record maintenance. These charges and fees are paid to AXA Equitable. Fees with respect to the Members Retirement Program contracts are as follows:

   The below discusses expenses related to Separate Accounts Nos. 3, 4, 10 and
   66:


   o Program Expense Charge--Effective January 1, 2009, AXA Equitable assesses a Program expense charge on a monthly basis, which is charged against accounts in the plans that invest in the Separate Accounts. AXA Equitable determines the Program expense charge for each plan on the last day of each month, based on two factors: (1) the average account value of the accounts in the plan, and (2) the value of the total plan assets invested in the Members Retirement Program by the plan, on that date. The Program expense charge is applied


                                     FSA-91

SEPARATE ACCOUNT NOS. 13 (POOLED), 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2009                               --------------------------------
------------------------------------------------

6. Asset Charges (Continued)

       to all assets in the plan. All participants in a plan pay the Program expense charge at the same percentage rate, regardless of individual account value.

   Prior to January 1, 2009, the Program expense charge was assessed as a daily charge at an annual rate of 1.00% of the net assets of the Separate Accounts and was reflected as a reduction of unit value.

   o Investment Management Fees--An expense charge is made daily at an effective annual rate of 0.50% of the net assets of the AllianceBernstein Growth Equity and AllianceBernstein Balanced Funds and an effective annual rate of 0.65% for the AllianceBernstein Mid Cap Growth Fund.

   o Direct Operating and Other Expenses--In addition to the charges and fees mentioned above, the Funds are charged for certain costs and expenses directly related to their operations. These may include transfer taxes, SEC filing fees and certain related expenses including printing of SEC filings, prospectuses and reports. These charges and fees are reflected as a reduction of the unit value.

   o A record maintenance and report fee of $3.75 per participant is deducted quarterly as a liquidation of fund units.

   EPP

   Charges and fees relating to the Funds are paid to AXA Equitable and are deducted in accordance with the terms of the various contracts, which participate in the Funds. Depending upon the terms of a contract, sales-related fees and operating expenses are paid (i) by a reduction of an appropriate number of Fund Units or (ii) by a direct payment. Fees with respect to the Equi-Pen-Plus Master Plan and Retirement Trust are as follows:

   Investment Management Fee:

   An annual fee of 0.25% of the total plan and trust net assets held in each Separate Account is deducted daily. This fee is reflected as reduction in EPP unit value.

   Administrative Fees:

   Ongoing Operations Fee -- An expense charge is made based on each client's combined balance of Master Plan and Trust net assets in the Funds and AXA Equitable's Fixed Income Accounts at a monthly rate of 1/12 of (i) 1% of the first $500,000, (ii) 0.75% of the next $500,000 and (iii) 0.50% of the excess over $1,000,000. The ongoing operations fee is generally paid via a liquidation of units held in the fund.

   Participant Recordkeeping Services Charge -- Employers electing Equi-Pen-Plus's optional Participant Recordkeeping Services are subject to an annual charge of $25 per employee-participant under the employer plan. The participant recordkeeping service charge is generally paid via a liquidation of units held in the fund.

   Withdrawal Charge -- A charge is applied if the client terminates plan participation in the Master Retirement Trust ("Master Trust") and if the client transfers assets to another funding agency before the fifth anniversary of the date AXA Equitable accepts the participation agreement. The redemption charge is generally paid via a liquidation of units held in the fund and will be based on the following schedule:


                                     FSA-92

SEPARATE ACCOUNT NOS. 13 (POOLED), 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2009                               --------------------------------
------------------------------------------------

6. Asset Charges (Continued)

       FOR TERMINATION OCCURRING IN:               WITHDRAWAL CHARGE:
      -------------------------------         -----------------------------
    Years 1 and 2......................       3% of all Master Trust assets
    Years 3 and 4......................       2% of all Master Trust assets
    Year 5.............................       1% of all Master Trust assets
    After Year 5.......................       No Withdrawal Charge

   Operating and Expense Charges:

   In addition to the charges and fees mentioned above, the Funds are charged for certain costs and expenses directly related to their operations. These may include custody, audit and printing of reports. These charges and fees are reflected as reduction of unit value.

   INSTITUTIONAL

   Asset Management Fees

   Asset management fees are charged to clients investing in the Separate Accounts. The fees are based on the prior month-end net asset value (as defined) of each client's aggregate interest in AXA Equitable's Separate Accounts, and are determined monthly. Clients can either pay the fee directly by remittance to the Separate Account or via liquidation of units held in the Separate Accounts. The fees are calculated for each client in accordance with the schedule set forth below:

        EACH CLIENT'S AGGREGATE INTEREST              ANNUAL RATE
       ----------------------------------            -------------
       Minimum Fee ......................                $5,000
       First $2 million .................              0.85 of 1%
       Next $3 million ..................              0.60 of 1%
       Next $5 million ..................              0.40 of 1%
       Next $15 million .................              0.30 of 1%
       Next $75 million .................              0.25 of 1%
       Excess over $100 million .........              0.20 of 1%

   There is an additional charge made to clients utilizing AXA Equitable's Active Investment Management Service (AIMS). The service is optional and delegates to AllianceBernstein the responsibility for actively managing the client's assets among AXA Equitable's Separate Accounts. In the event that the client chooses this service, the additional fee is based on the combined net asset value of the client's assets in the Separate Accounts. Clients electing this service either pay the fee directly by remittance to AXA Equitable Account or via liquidation of units held in the Separate Account. The charge is assessed on a monthly basis at the annual rates shown below:

          CLIENT'S AGGREGATE INTEREST                 ANNUAL RATE
         -----------------------------               -------------
         Minimum Fee .................                   $2,500
         First $5 million ............                   0.100%
         Next $5 million .............                   0.075%
         Next $5 million .............                   0.050%
         Over $15 million ............                   0.025%


                                     FSA-93

SEPARATE ACCOUNT NOS. 13 (POOLED), 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2009                               --------------------------------
------------------------------------------------

6. Asset Charges (Concluded)

   Asset management fees, asset allocation fees and AIMS fees are paid to AXA Equitable.

   Administrative Fees

   Certain client contracts provide for a fee for administrative services to be paid directly to AXA Equitable. This administrative fee is calculated according to the terms of the specific contract and is generally paid via a liquidation of units held in the funds in which the contract invests. Certain of these client contracts provide for administrative fees to be paid through a liquidation of units from a Short-term liquidity account. The payment of the fee for administrative services has no effect on other Separate Account clients or the unit values of the separate accounts.

   Operating and Expense Charges

   In addition to the charges and fees mentioned above, the Separate Accounts are charged for certain costs and expenses directly related to their operations. These charges may include custody and audit fees, and result in reduction of Separate Account unit values.

   Administrative fees paid through a liquidation of units in Separate Account No. 66 are shown in the Statements of Changes in Net Assets as Contract maintenance charges. The aggregate of all other fees are included in Asset-based charges in the Statements of Operations. Asset-based charges are comprised of accounting and administration fees.


7. Changes in Units Outstanding

   Accumulation units issued and redeemed during the year ended December 31, were (in thousands):

   SEPARATE ACCOUNT NOS. 13, 10, 4 AND 3:
   -------------------------------------

                            ALLIANCEBERNSTEIN  ALLIANCEBERNSTEIN   ALLIANCEBERNSTEIN   ALLIANCEBERNSTEIN
                                BOND FUND        BALANCED FUND     COMMON STOCK FUND          FUND
                            -----------------  -----------------  -------------------  -----------------
                             2009      2008      2009      2008      2009      2008      2009      2008
                            ------    -------  --------  -------- --------- ---------  --------  -------
RIA
Issued.....................   --        --          2        1         --        --          1         1
Redeemed...................   --        (1)       (17)      (8)        (2)       (4)        (3)       (4)
                            ----------------------------------------------------------------------------
Net Increase (Decrease)....   --        (1)       (15)      (7)        (2)       (4)        (2)       (3)
                            ----------------------------------------------------------------------------

                                                                     ALLIANCEBERNSTEIN
                            ALLIANCEBERNSTEIN    ALLIANCEBERNSTEIN    MID CAP GROWTH
                              BALANCED FUND     GROWTH EQUITY FUND         FUND
                            -----------------   ------------------   -----------------
                              2009      2008      2009       2008      2009     2008
                            -------- --------   --------- --------   -------- --------
MRP
Issued.....................    102        98       20         46         44       22
Redeemed...................   (128)     (176)     (23)       (54)       (61)     (37)
                            --------------------------------------------------------
Net Increase (Decrease)....    (26)      (78)        (3)        (8)     (17)     (15)
                            --------------------------------------------------------

                                     FSA-94

SEPARATE ACCOUNT NOS. 13 (POOLED), 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2009                               --------------------------------
------------------------------------------------

7. Changes in Units Outstanding (Continued)

                                         ALLIANCEBERNSTEIN    ALLIANCEBERNSTEIN
                                           BALANCED FUND      COMMON STOCK FUND
                                         -----------------    -----------------
                                           2009     2008        2009      2008
                                         -------  --------    --------  -------
EPP
Issued...................................   --       --          --        --
Redeemed.................................   --       (2)         (1)       (1)
                                          -------------------------------------
Net Increase (Decrease)..................   --       (2)         (1)       (1)
                                          -------------------------------------

                                                                STRATEGIC
                                                                BALANCED
                                          IMMEDIATE DURATION   MANAGEMENT      GROWTH STOCK     MID CAP GROWTH
                                             BOND ACCOUNT        ACCOUNT         ACCOUNT        STOCK ACCOUNT
                                          ------------------- ------------- ------------------ ----------------
                                             2009      2008    2009   2008     2009     2008    2009     2008
                                          --------- --------- ------ ------ --------- -------- ------ ---------
INSTITUTIONAL
Issued...................................       1         1      --     --        --        2     --        1
Redeemed.................................      (1)       (1)     --     --        (2)     (20)    --       (2)
                                          ---------------------------------------------------------------------
Net Increase (Decrease)..................      --        --      --     --        (2)     (18)    --       (1)
                                          ---------------------------------------------------------------------

SEPARATE ACCOUNT NO. 66:
-----------------------

                                                             AXA                AXA
                                                          AGGRESSIVE        CONSERVATIVE
                                                          ALLOCATION         ALLOCATION
                                                      ------------------ ------------------
                                                         2009     2008      2009     2008
                                                      --------- -------- --------- --------
RIA
Net Issued...........................................      --       --        --       --
Net Redeemed.........................................      --       --        --       --
                                                      -------------------------------------
Net Increase (Decreased).............................      --       --        --       --
                                                      -------------------------------------
MRP
Net Issued...........................................     123       51        37       76
Net Redeemed.........................................    (472)     (15)     (230)     (29)
                                                      -------------------------------------
Net Increase (Decreased).............................    (349)      36      (193)      47

                                                              AXA                 AXA
                                                         CONSERVATIVE-         MODERATE
                                                        PLUS ALLOCATION       ALLOCATION
                                                      ------------------- -------------------
                                                         2009      2008      2009      2008
                                                      --------- --------- --------- ---------
RIA
Net Issued...........................................      --      --          --        --
Net Redeemed.........................................      --      --          --        --
                                                      ---------------------------------------
Net Increase (Decreased).............................      --      --          --        --
                                                      ---------------------------------------
MRP
Net Issued...........................................      18      36         555       373
Net Redeemed.........................................    (299)     (1)       (846)     (113)
                                                      ---------------------------------------
Net Increase (Decreased).............................    (281)     35        (291)      260
                                                      ---------------------------------------

                                                             AXA               EQ/ALLIANCE-
                                                        MODERATE-PLUS            BERNSTEIN
                                                          ALLOCATION           INTERNATIONAL
                                                      ------------------ ---------------------
                                                         2009     2008        2009       2008
                                                      --------- -------- ------------- -------
RIA
Net Issued...........................................      --       --           1         --
Net Redeemed.........................................      --       --          (2)        (5)
                                                      ----------------------------------------
Net Increase (Decreased).............................      --       --          (1)        (5)
                                                      ----------------------------------------
MRP
Net Issued...........................................      83       38          80         39
Net Redeemed.........................................    (157)     (16)     (1,038)      (112)
                                                      ----------------------------------------
Net Increase (Decreased).............................     (74)      22        (958)       (73)
                                                      ----------------------------------------

                                                         EQ/ALLIANCE-
                                                           BERNSTEIN        EQ/BLACKROCK
                                                           SMALL CAP        BASIC VALUE
                                                            GROWTH             EQUITY
                                                      ------------------- ----------------
                                                         2009      2008    2009     2008
                                                      --------- --------- ------ ---------
RIA
Net Issued...........................................      0         0      --        1
Net Redeemed.........................................     (1)       (1)     --       (2)
                                                      ------------------------------------
Net Increase (Decreased).............................     (1)       (1)  --          (1)
                                                      ------------------------------------
MRP
Net Issued...........................................    --        --     --        --
Net Redeemed.........................................    --        --     --        --
                                                      ------------------------------------
Net Increase (Decreased).............................    --        --     --        --
                                                      ------------------------------------

                                     FSA-95

SEPARATE ACCOUNT NOS. 13 (POOLED), 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2009                               --------------------------------
------------------------------------------------

7. Changes in Units Outstanding (Continued)


                                                        EQ/BLACKROCK        EQ/CALVERT       EQ/CAPITAL        EQ/CAPITAL
                                                       INTERNATIONAL         SOCIALLY         GUARDIAN          GUARDIAN
                                                           VALUE           RESPONSIBLE         GROWTH           RESEARCH
                                                      ---------------- -------------------- ------------- ---------------------
                                                       2009     2008       2009      2008    2009   2008      2009       2008
                                                      ------ --------- ----------- -------- ------ ------ ----------- ---------
RIA
Net Issued...........................................    1        --         --        --      --     --        --         --
Net Redeemed.........................................   --        (1)        --        --      --     --        --        (2)
                                                      -------------------------------------------------------------------------
Net Increase (Decreased).............................    1        (1)        --        --      --     --        --        (2)
                                                      -------------------------------------------------------------------------
MRP
Net Issued...........................................   --        --         66        53      --     --        48         2
Net Redeemed.........................................   --        --     (1,231)      (19)     --     --    (5,171)      (44)
                                                      -------------------------------------------------------------------------
Net Increase (Decreased).............................   --        --     (1,165)       34      --     --    (5,123)      (42)
                                                      -------------------------------------------------------------------------

                                        EQ/EQUITY           EQ/EQUITY   EQ/EVERGREEN    EQ/GAMCO SMALL
                                        500 INDEX          GROWTH PLUS      OMEGA       COMPANY VALUE
                                 ------------------------ ------------- ------------- ------------------
                                     2009         2008     2009   2008   2009   2008     2009     2008
                                 ------------ ----------- ------ ------ ------ ------ --------- --------
RIA
Net Issued......................        1           1        --     --     --     --       --       --
Net Redeemed....................       (3)         (5)       --      1     --     --       --       --
                                 -----------------------------------------------------------------------
Net Increase (Decreased)........       (2)         (4)       --      1     --     --       --       --
                                 -----------------------------------------------------------------------
MRP
Net Issued......................      356         157        --     --     --     --       64       38
Net Redeemed....................    (4745)       (192)       --     --     --     --     (586)     (10)
                                 -----------------------------------------------------------------------
Net Increase (Decreased)........    (4389)        (35)       --     --     --     --     (522)      28
                                 -----------------------------------------------------------------------

                                                            EQ/GLOBAL          EQ/INTERMEDIATE
                                                          MULTI-SECTOR           GOVERNMENT
                                                             EQUITY              BOND INDEX
                                                      --------------------- ---------------------
                                                          2009       2008       2009       2008
                                                      ----------- --------- ----------- ---------
RIA
Net Issued...........................................        --        --          --        --
Net Redeemed.........................................        --        (1)         --        (2)
                                                      -------------------------------------------
Net Increase (Decreased).............................        --        (1)         --        (2)
                                                      -------------------------------------------
MRP
Net Issued...........................................        79        91          80       102
Net Redeemed.........................................    (2,054)      (74)     (2,861)      (61)
                                                      -------------------------------------------
Net Increase (Decreased).............................    (1,975)       17      (2,781)       41

                                                                               EQ/JPMORGAN
                                                        EQ/INTERNATIONAL          VALUE
                                                           CORE PLUS          OPPORTUNITIES
                                                      --------------------   ----------------
                                                          2009      2008      2009     2008
                                                      ----------- --------   ------ ---------
RIA
Net Issued...........................................        --        --        --       --
Net Redeemed.........................................        --        --        --       (2)
                                                      ---------------------------------------
Net Increase (Decreased).............................        --        --        --       (2)
                                                      ---------------------------------------
MRP
Net Issued...........................................        68        23        --       --
Net Redeemed.........................................    (2,929)      (41)       --       --
                                                      ---------------------------------------
Net Increase (Decreased).............................    (2,861)      (18)       --       --
                                                      ---------------------------------------

                                     FSA-96

SEPARATE ACCOUNT NOS. 13 (POOLED), 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2009                               --------------------------------
------------------------------------------------

7. Changes in Units Outstanding (Continued)


                                                                          EQ/LARGE
                                                      EQ/LARGE CAP       CAP GROWTH
                                                        CORE PLUS          INDEX
                                                      -------------   ----------------
                                                       2009   2008     2009     2008
                                                      ------ ------   ------ ---------
RIA
Net Issued...........................................     --     --       --       --
Net Redeemed.........................................     --     --       --       (2)
                                                      --------------------------------
Net Increase (Decreased).............................     --     --       --       (2)
                                                      --------------------------------
MRP
Net Issued...........................................     --     --       --        --
Net Redeemed.........................................     --     --       --        --
                                                      --------------------------------
Net Increase (Decreased).............................     --     --       --        --
                                                      --------------------------------

                                                             EQ/LARGE
                                                            CAP GROWTH               EQ/LARGE
                                                               PLUS               CAP VALUE PLUS
                                                      ----------------------- -----------------------
                                                           2009        2008        2009        2008
                                                      ------------- --------- ------------- ---------
RIA
Net Issued...........................................         --         --            1          1
Net Redeemed.........................................         (1)        (1)          (5)        (9)
                                                      -----------------------------------------------
Net Increase (Decreased).............................         (1)        (1)          (4)        (8)
                                                      -----------------------------------------------
MRP
Net Issued...........................................        160        108          108         27
Net Redeemed.........................................     (2,198)       (71)      (5,635)       (88)
                                                      -----------------------------------------------
Net Increase (Decreased).............................     (2,038)        37       (5,527)       (61)
                                                      -----------------------------------------------

                                                         EQ/MID CAP        EQ/MID CAP           EQ/MONEY          EQ/PIMCO ULTRA
                                                           INDEX           VALUE PLUS            MARKET             SHORT BOND
                                                      ---------------- ------------------ --------------------- ------------------
                                                       2009     2008      2009     2008       2009       2008      2009     2008
                                                      ------ --------- --------- -------- ----------- --------- --------- --------
RIA
Net Issued..                                              --       --        --       --          2          3        --       --
Net Redeemed.........................................     --       (1)       --       --         (2)        (8)       --       --
                                                      ----------------------------------------------------------------------------
Net Increase (Decreased).............................     --       (1)       --       --         --         (5)       --       --
                                                      ----------------------------------------------------------------------------
MRP
Net Issued..                                              --       --        69       18       1020         --         90     146
Net Redeemed.........................................     --       --        (6)     (76)      (396)        --       (773)    (59)
                                                      ----------------------------------------------------------------------------
Net Increase (Decreased).............................     --       --        63      (58)       624         --       (683)     87
                                                      ----------------------------------------------------------------------------

                                                                                                 EQ/T. ROWE     MULTIMANAGER
                                                          EQ/QUALITY            EQ/SMALL            PRICE       MULTI-SECTOR
                                                           BOND PLUS         COMPANY INDEX      GROWTH STOCK        BOND
                                                      ------------------- -------------------- --------------- ---------------
                                                         2009      2008       2009      2008    2009    2008     2009    2008
                                                      --------- --------- ----------- -------- ------ -------- -------- ------
RIA
Net Issued...........................................       --        --         --        --      --      --       --      --
Net Redeemed.........................................       (1)       (1)        --        --      --     (12)      --      --
                                                      -------------------------------------------------------------------------
Net Increase (Decreased).............................       (1)       (1)        --        --      --     (12)      --      --
                                                      -------------------------------------------------------------------------
MRP
Net Issued...........................................       --        --         55        20      --      --       70       4
Net Redeemed.........................................       --        --     (3,020)      (43)     --      --      (23)     --
                                                      -------------------------------------------------------------------------
Net Increase (Decreased).............................       --        --     (2,965)      (23)     --      --       47       4
                                                      -------------------------------------------------------------------------

                                     FSA-97

SEPARATE ACCOUNT NOS. 13 (POOLED), 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2009                               --------------------------------
------------------------------------------------

7. Changes in Units Outstanding (Concluded)

                                                      MULTIMANAGER
                                                        SMALL CAP       MULTIMANAGER        TARGET 2015         TARGET 2025
                                                          VALUE          TECHNOLOGY          ALLOCATION         ALLOCATION
                                                      ------------- -------------------- ------------------ -------------------
                                                       2009   2008      2009      2008      2009     2008      2009      2008
                                                      ------ ------ ----------- -------- --------- -------- --------- ---------
RIA
Net Issued...........................................     --     --        --        --        --       --        --        --
Net Redeemed.........................................     --     --        --        --        --       --        --        --
Net Increase (Decreased).............................     --     --        --        --        --       --        --        --
MRP
Net Issued...........................................     --     --        74        25        57       91        65       112
Net Redeemed.........................................     --     --    (1,715)      (20)     (343)     (22)     (205)       (1)
                                                      --------------------------------------------------------------------------
Net Increase (Decreased).............................     --     --    (1,641)        5      (286)      69      (140)      111
                                                      --------------------------------------------------------------------------

                                    TARGET 2035      TARGET 2045
                                     ALLOCATION       ALLOCATION
                                 ------------------ --------------
                                   2009      2008     2009    2008
                                 -------- --------- -------- -----
RIA
Net Issued......................      --        --       --      --
Net Redeemed....................      --        --       --      --
                                      --        --       --      --
Net Increase (Decreased)........      --        --       --      --
                                 ----------------------------------
MRP
Net Issued......................      18        11       22      11
Net Redeemed....................     (53)       (2)     (45)     --
                                 ----------------------------------
Net Increase (Decreased)........     (35)        9      (23)     11
                                 ----------------------------------



                                     FSA-98

SEPARATE ACCOUNT NOS. 13 (POOLED), 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2009                               --------------------------------
------------------------------------------------

8. Accumulation Unit Values

   AXA Equitable issues a number of registered group annuity contracts that allow employer plan assets to accumulate on a tax-deferred basis. The contracts are typically designed for employers wishing to fund defined benefit, defined contribution and/or 401(k) plans. Annuity contracts available through AXA Equitable are the Retirement Investment Account ("RIA"), Members Retirement Program ("MRP"), and Equi-Pen-Plus ("EPP") (collectively, the Plans). Assets of the Plans are invested in a number of investment Funds (available Funds vary by Plan).

   Institutional units presented on the Statement of Assets and Liabilities reflect investments in the Funds by clients other than contractholders of group annuity contracts issued by AXA Equitable. Institutional unit values are determined at the end of each business day. Institutional unit values reflect the investment performance of the underlying Fund for the day and charges and expenses deducted by the Fund. Contract unit values (RIA, MRP, and EPP) reflect the same investment results, prior to deduction for contract specific charges, earned by the Institutional units. Contract unit values reflect certain investment management and accounting fees, which vary by contract. These fees are charged as a percentage of net assets and are disclosed below for the Plans contracts as percentage of net assets attributable of such units.

   Shown below is accumulation unit value information for units outstanding of Separate Accounts 13, 10, 4, 3 and 66 for the periods indicated.

                                                            YEARS ENDED DECEMBER 31,
                                   ------------------------------------------------------------------------
                                         2009             2008           2007          2006          2005
                                   ---------------- --------------- ------------- ------------- -----------
SEPARATE ACCOUNT NO. 13
ALLIANCEBERNSTEIN BOND FUND
RIA, 0.50%*
Unit Value, end of period.........   $   100.78        $    90.68     $    88.11    $    83.09    $    80.20
Net Assets (000's)................   $       13        $       34     $       84    $       38    $       75
Number of units outstanding,
 end of period (000's)............           --                --              1            --             1
Total Return**....................        11.14%             2.92%          6.04%         3.60%         1.03%
INTERMEDIATE DURATION BOND ACCOUNT
INSTITUTIONAL
Unit Value, end of period.........   $10,888.23        $ 9,748.92     $ 9,424.53    $ 8,849.00    $ 8,499.67
Net Assets (000's)................   $   17,868        $   18,630     $   19,518    $   17,700    $   25,032
Number of units outstanding,
 end of period (000's)............            2                 2              2             2             3
Total Return**....................        11.69%             3.45%          6.50%         4.11%         1.54%

SEPARATE ACCOUNT NO. 10
ALLIANCEBERNSTEIN BALANCED FUND
RIA, 0.50%*
Unit Value, end of period.........   $   193.55        $   156.08     $   221.99    $   211.32    $   191.64
Net Assets (000's)................   $    4,521        $    5,210     $    8,924    $    9,979    $   11,497
Number of units outstanding,
 end of period (000's)............           23                33             40            47            60
Total Return**....................        24.01%           (29.69)%         5.05%        10.27%         6.06%

                                     FSA-99

SEPARATE ACCOUNT NOS. 13 (POOLED), 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2009                               --------------------------------
------------------------------------------------

8. Accumulation Unit Values (Continued)


                                                          YEARS ENDED DECEMBER 31,
                                                      --------------------------------
                                                            2009             2008
                                                      ---------------- ---------------
ALLIANCEBERNSTEIN BALANCED FUND
MRP (E)
Unit Value, end of period............................    $    46.33      $     37.35
Net Assets (000's)...................................    $   26,557      $    22,374
Number of units outstanding,
 end of period (000's)...............................           573              599
Total Return**.......................................         24.04%          (30.44)%
ALLIANCEBERNSTEIN BALANCED FUND
EPP, 0.25%*
Unit Value, end of period............................    $   201.26      $    161.90
Net Assets (000's)...................................    $      749      $       620
Number of units outstanding,
 end of period (000's)...............................             4                4
Total Return**.......................................         24.31%          (29.51)%
STRATEGIC BALANCED MANAGEMENT ACCOUNT
INSTITUTIONAL
Unit Value, end of period (i)                            $20,931.14      $ 16,794.82
Net Assets (000's)...................................    $    7,870      $     6,298
Number of units outstanding,
 end of period (000's)...............................            --               --
Total Return** (i)...................................         24.63%          (29.34)%
SEPARATE ACCOUNT NO. 4
ALLIANCEBERNSTEIN COMMON STOCK FUND
RIA, 0.50%*
Unit Value, end of period............................    $   704.77      $    508.49
Net Assets (000's)...................................    $    4,265      $     3,809
Number of units outstanding,
 end of period (000's)...............................             6                7
Total Return**.......................................         38.60%          (42.23)%
ALLIANCEBERNSTEIN GROWTH EQUITY FUND
MRP (F)
Unit Value, end of period............................    $   277.66      $    200.69
Net Assets (000's)...................................    $   27,765      $    20,675
Number of units outstanding,
 end of period (000's)...............................           100              103
Total Return**.......................................         38.35%          (42.87)%
ALLIANCEBERNSTEIN COMMON STOCK FUND
EPP, 0.25%*
Unit Value, end of period............................    $   731.27      $    527.45
Net Assets (000's)...................................    $    2,303      $     2,341
Number of units outstanding,
 end of period (000's)...............................             3                4
Total Return**.......................................         38.64%          (42.09)%

                                                                 YEARS ENDED DECEMBER 31,
                                                      ----------------------------------------------
                                                           2007            2006            2005
                                                      -------------- ---------------- --------------
ALLIANCEBERNSTEIN BALANCED FUND
MRP (E)
Unit Value, end of period............................  $     53.70     $     51.64      $     47.30
Net Assets (000's)...................................  $    36,357     $    35,755      $    35,401
Number of units outstanding,
 end of period (000's)...............................          677             692              748
Total Return**.......................................         3.99%           9.18%            5.27%
ALLIANCEBERNSTEIN BALANCED FUND
EPP, 0.25%*
Unit Value, end of period............................  $    229.69     $    218.09      $    197.29
Net Assets (000's)...................................  $     1,431     $     1,921      $     2,550
Number of units outstanding,
 end of period (000's)...............................            6               9               13
Total Return**.......................................         5.32%          10.54%            6.68%
STRATEGIC BALANCED MANAGEMENT ACCOUNT
INSTITUTIONAL
Unit Value, end of period (i)                          $ 23,767.57     $ 22,510.85      $ 20,312.61
Net Assets (000's)...................................  $     8,533     $     8,059      $     7,115
Number of units outstanding,
 end of period (000's)...............................           --              --               --
Total Return** (i)...................................         5.58%          10.82%            6.94%
SEPARATE ACCOUNT NO. 4
ALLIANCEBERNSTEIN COMMON STOCK FUND
RIA, 0.50%*
Unit Value, end of period............................  $    880.30     $    775.88      $    780.43
Net Assets (000's)...................................  $    10,082     $    11,854      $    16,152
Number of units outstanding,
 end of period (000's)...............................           11              15               21
Total Return**.......................................        13.46%          (0.58)%          12.17%
ALLIANCEBERNSTEIN GROWTH EQUITY FUND
MRP (F)
Unit Value, end of period............................  $    351.25     $    312.73      $    317.72
Net Assets (000's)...................................  $    39,048     $    39,076      $    44,826
Number of units outstanding,
 end of period (000's)...............................          111             125              141
Total Return**.......................................        12.32%          (1.57)%          10.97%
ALLIANCEBERNSTEIN COMMON STOCK FUND
EPP, 0.25%*
Unit Value, end of period............................  $    910.82     $    800.76      $    803.45
Net Assets (000's)...................................  $     4,999     $     9,730      $    14,152
Number of units outstanding,
 end of period (000's)...............................            5              12               18
Total Return**.......................................        13.74%          (0.33)%          12.45%

                                     FSA-100

SEPARATE ACCOUNT NOS. 13 (POOLED), 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2009                               --------------------------------
------------------------------------------------

8. Accumulation Unit Values (Continued)


                                                                  YEARS ENDED DECEMBER 31,
                                      --------------------------------------------------------------------------------
                                            2009             2008             2007            2006           2005
                                      ---------------- ---------------- ---------------- -------------- --------------
GROWTHSTOCK ACCOUNT
INSTITUTIONAL
Unit Value, end of period............   $  7,590.76      $  5,469.59      $  9,421.32     $  8,262.03     $  8,269.13
Net Assets (000's)...................   $    41,954      $    38,789      $   236,767     $   288,072     $   367,019
Number of units outstanding,
 end of period (000's)...............             5                7               25              35              44
Total Return**.......................         38.78%          (41.94)%          14.03%          (0.09)%         12.73%

SEPARATE ACCOUNT NO. 3
ALLIANCEBERNSTEIN MID CAP GROWTH FUND
RIA, 0.50%*
Unit Value, end of period............   $    240.56     $     162.98      $    297.76     $    264.84     $    260.60
Net Assets (000's)...................   $     2,225     $      1,878      $     4,516     $     5,706     $     7,131
Number of units outstanding,
 end of period (000's)...............             9               12               15              22              27
Total Return**.......................         47.60%          (45.26)%          12.43%           1.62%           7.16%
ALLIANCEBERNSTEIN MID CAP GROWTH FUND
MRP (G)
Unit Value, end of period............   $     49.53     $      33.60      $     62.17     $     55.94     $     55.68
Net Assets (000's)...................   $    15,918     $     11,361      $    21,924     $    21,414     $    22,571
Number of units outstanding,
 end of period (000's)...............           321              338              353             387             405
Total Return**.......................         47.41%          (45.95)%          11.14%           0.47%           5.86%
MIDCAP GROWTH STOCK ACCOUNT
INSTITUTIONAL
Unit Value, end of period............   $ 26,012.67     $  17,535.26      $ 31,875.82     $ 28,206.63     $ 27,618.80
Net Assets (000's)...................   $     2,497     $      3,886      $    63,879     $    69,134     $    80,757
Number of units outstanding,
 end of period (000's)...............            --               --                2               2               3
Total Return**.......................         48.34%          (44.98)%          13.01%           2.13%           7.70%
ALLIANCEBERNSTEIN MID CAP GROWTH FUND
EPP, 0.50%*
Unit Value, end of period............   $    240.56     $     162.98      $    297.76     $    264.82     $    260.60
Net Assets (000's)...................            --               --               --              --              --
Number of units outstanding,
 end of period (000's)...............            --               --               --              --              --
Total Return**.......................         47.60%          (45.26)%          12.44%           1.63%           7.16%
SEPARATE ACCOUNT NO. 66+
AXA AGGRESSIVE ALLOCATION
MRP (H)
Unit value, end of period............   $      7.67     $       6.03      $     10.02              --              --
Net Assets (000's)...................   $     1,294     $        487      $       447              --              --
Number of units outstanding,
 end of period (000's)...............           169               81               45              --              --
Total Return**.......................         27.20%          (39.82)%           0.23%             --              --

                                     FSA-101

SEPARATE ACCOUNT NOS. 13 (POOLED), 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2009                               --------------------------------
------------------------------------------------

8. Accumulation Unit Values (Continued)

                                                                            YEARS ENDED DECEMBER 31,
                                                      --------------------------------------------------------------------
                                                           2009          2008          2007          2006         2005
                                                      ------------- ------------- ------------- ------------- ------------
AXA CONSERVATIVE ALLOCATION
MRP (H)
Unit value, end of period............................    $  9.93       $   9.05      $  10.27           --           --
Net Assets (000's)...................................    $   868       $    604      $    204           --           --
Number of units outstanding,
 end of period (000's)...............................         87             67            20           --           --
Total Return**.......................................       9.72%        (11.88)%        2.73%          --           --
AXA CONSERVATIVE-PLUS ALLOCATION (A)
MRP (H)
Unit value, end of period............................    $  9.31       $   8.14      $  10.21           --           --
Net Assets (000's)...................................    $   545       $    494      $     60           --           --
Number of units outstanding,
 end of period (000's)...............................         59             61            26           --           --
Total Return**.......................................      14.37%        (20.27)%        2.08%          --           --
AXA MODERATE ALLOCATION (a)
MRP (H)
Unit value, end of period............................    $  8.89       $   7.60      $  10.17           --           --
Net Assets (000's)...................................    $ 6,580       $  2,158      $    249           --           --
Number of units outstanding,
 end of period (000's)...............................        740            284            24           --           --
Total Return**.......................................      16.97%        (25.27)%        1.69%          --           --
AXA MODERATE-PLUS ALLOCATION (a)
MRP (H)
Unit value, end of period............................    $  8.30       $   6.81      $  10.09           --           --
Net Assets (000's)...................................    $   676       $    192      $     60           --           --
Number of units outstanding,
 end of period (000's)...............................         81             28             6           --           --
Total Return**.......................................      21.88%        (32.52)%        0.89%          --           --
EQ/ALLIANCEBERNSTEIN INTERNATIONAL
RIA, 0.05%*
Unit value, end of period............................    $145.86       $ 114.54      $ 231.96    $   207.19    $ 167.42
Net Assets (000's)...................................    $ 1,056       $    996      $  3,230    $ 3,399.00    $  3,005
Number of units outstanding,
 end of period (000's)...............................          7              9            14           16           18
Total Return**.......................................      27.34%        (50.62)%       11.96%       23.75%       15.52%
MRP (H)
Unit value, end of period............................    $ 16.37       $  12.85      $  26.30        23.73     $  19.36
Net Assets (000's)...................................    $12,911       $ 10,366      $ 23,150    $  21,792     $ 16,873
Number of units outstanding,
 end of period (000's)...............................        788            807           880    $     919          871
Total Return**.......................................      27.39%        (51.14)%       10.83%       22.57        14.27%

                                     FSA-102

SEPARATE ACCOUNT NOS. 13 (POOLED), 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2009                               --------------------------------
------------------------------------------------

8. Accumulation Unit Values (Continued)

                                                                          YEARS ENDED DECEMBER 31,
                                                      ----------------------------------------------------------------
                                                          2009         2008         2007         2006         2005
                                                      ------------ ------------ ------------ ------------ ------------
EQ/AllianceBernstein Small Cap Growth
RIA, 0.05%*
Unit value, end of period............................   $167.72      $ 123.37     $ 222.47     $ 190.26     $ 174.22
Net Assets (000's)...................................   $   220      $    264     $    578     $    983     $  1,063
Number of units outstanding,
 end of period (000's)...............................         1             2            3            5            6
Total Return**.......................................     35.95%       (44.55)%      16.93%        9.21%       11.73%
EQ/BlackRock Basic Value Equity
RIA, 0.00%*
Unit value, end of period............................   $189.73      $ 145.63     $ 229.55     $ 226.87     $ 187.64
Net Assets (000's)...................................   $   157      $    152     $    393     $    403     $    461
Number of units outstanding,
 end of period (000's)...............................         1             1            2            2            2
Total Return**.......................................     30.28%       (36.56)%       1.18%       20.91%        2.95%
EQ/BlackRock International Value
RIA, 0.00%*
Unit value, end of period............................   $138.63      $ 106.43     $ 186.71     $ 169.44     $ 134.82
Net Assets (000's)...................................   $    87      $     35     $    264     $    401     $    518
Number of units outstanding,
 end of period (000's)...............................         1            --            1            2            4
Total Return**.......................................     30.25%       (43.00)%      10.19%       25.68%       10.84%
EQ/Calvert Socially Responsible
MRP (H)
Unit value, end of period............................   $  6.67      $   5.10     $   9.41     $   8.48     $   8.14
Net Assets (000's)...................................   $ 1,659      $  1,062     $  1,643     $  1,421     $  1,267
Number of units outstanding,
 end of period (000's)...............................       249           208          175          169          156
Total Return**.......................................     30.78%       (45.80)%      10.97%        4.18%        7.50%
RIA, 0.00%*
Unit value, end of period............................   $ 79.16      $  60.48     $ 110.41     $  98.46     $  93.56
Net Assets (000's)...................................   $    --      $      2     $      2     $      2     $      3
Number of units outstanding,
 end of period (000's)...............................        --            --           --           --           --
Total Return**.......................................     30.89%       (45.22)%      12.14%        5.24%        8.73%
EQ/Capital Guardian Growth
RIA, 0.00%*
Unit value, end of period............................   $ 68.44      $  51.29     $  86.07     $  81.60     $  75.98
Net Assets (000's)...................................   $    81      $     59     $    101     $     22     $     40
Number of units outstanding,
 end of period (000's)...............................         1             1            1           --            1
Total Return**.......................................     33.44%       (40.41)%       5.48%        7.40%        5.10%

                                     FSA-103

SEPARATE ACCOUNT NOS. 13 (POOLED), 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2009                               --------------------------------
------------------------------------------------

8. Accumulation Unit Values (Continued)

                                                                          YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------------------------------
                                                          2009          2008         2007         2006         2005
                                                      ------------ ------------- ------------ ------------ ------------
EQ/CAPITAL GUARDIAN RESEARCH
RIA, 0.00%*
Unit value, end of period............................   $115.09       $  87.55     $ 145.10     $ 142.74     $ 127.38
Net Assets (000's)...................................   $    96       $    100     $    399     $    397     $    370
Number of units outstanding,
 end of period (000's)...............................         1              1            3            3            3
Total Return**.......................................     31.46%        (39.66)%       1.66%       12.06%        6.05%
MRP (H)
Unit value, end of period............................   $ 14.18       $  10.79     $  18.06     $  17.96     $  16.19
Net Assets (000's)...................................   $ 5,454       $  4,407     $  8,155     $  6,551     $  6,001
Number of units outstanding,
 end of period (000's)...............................       385            409          451          362          371
Total Return**.......................................     31.42%        (40.25)%       0.56%       10.93%        4.85%
EQ/EQUITY 500 INDEX
RIA, 0.05%*
Unit value, end of period............................   $304.57       $ 241.50     $ 384.52     $ 365.64     $ 317.06
Net Assets (000's)...................................   $ 1,572       $  1,621     $  4,046     $  4,992     $  4,802
Number of units outstanding,
 end of period (000's)...............................         5              7           11           14           15
Total Return**.......................................     26.12%        (37.20)%       5.16%       15.32%        4.61%
MRP (H)
Unit value, end of period............................   $  7.60       $   6.04     $   9.73     $   9.37     $   8.23
Net Assets (000's)...................................   $15,377       $ 10,933     $ 17,969     $ 17,308     $ 14,545
Number of units outstanding,
 end of period (000's)...............................     2,024          1,811        1,846        1,844        1,768
Total Return**.......................................     25.83%        (37.92)%       3.84%       13.85%        3.21%
EQ/EQUITY GROWTH PLUS
RIA, 0.00%*
Unit value, end of period............................   $143.43       $ 112.22     $ 187.95     $ 164.80     $ 150.75
Net Assets (000's)...................................   $   136       $     87     $    360     $    468     $    676
Number of units outstanding,
 end of period (000's)...............................         1              1            2            3            4
Total Return**.......................................     27.81%        (40.29)%      14.05%        9.32%       10.71%
EQ/EVERGREEN OMEGA
RIA, 0.00%*
Unit value, end of period............................   $108.39       $  77.26     $ 106.71     $  95.85     $  90.54
Net Assets (000's)...................................   $   105       $     76     $    114     $    103           --
Number of units outstanding,
 end of period (000's)...............................         1              1            1            1           --
Total Return**.......................................     40.29%        (27.60)%      11.33%        5.86%        3.96%

                                     FSA-104

SEPARATE ACCOUNT NOS. 13 (POOLED), 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2009                               --------------------------------
------------------------------------------------

8. Accumulation Unit Values (Continued)


                                                                            YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------------------------------------
                                                           2009           2008          2007          2006         2005
                                                      -------------- ------------- ------------- ------------- ------------
EQ/GAMCO SMALL COMPANY VALUE
MRP (H)
Unit value, end of period............................    $ 11.43        $   8.08      $  11.78      $  10.90          --
Net Assets (000's)...................................    $ 1,255        $    601      $    549      $    176          --
Number of units outstanding,
 end of period (000's)...............................        110              74            47            16          --
Total Return**.......................................      41.46%         (31.41)%        8.08%         8.96%         --
EQ/GLOBAL MULTI-SECTOR EQUITY
RIA, 0.00%*
Unit value, end of period............................    $371.61        $ 247.64      $ 580.61      $ 408.83    $ 298.30
Net Assets (000's)...................................    $   298        $    229      $  1,357      $    875    $    516
Number of units outstanding,
 end of period (000's)...............................          1               1             2             2           2
Total Return**.......................................      50.06%         (57.35)%       42.02%        37.05%      32.78%
MRP (H)
Unit value, end of period............................    $ 10.45        $   6.96      $  16.51      $  11.75          --
Net Assets (000's)...................................    $ 2,144        $  1,171      $  2,495      $    495          --
Number of units outstanding,
 end of period (000's)...............................        205             168           151            42          --
Total Return**.......................................      50.14%         (57.84)%       40.51%        17.50%         --
EQ/INTERMEDIATE GOVERNMENT BOND INDEX
RIA, 0.05%*
Unit value, end of period............................    $205.66        $ 210.03      $ 202.34      $ 188.96    $ 182.87
Net Assets (000's)...................................    $    32        $     95      $    338      $    347    $    462
Number of units outstanding,
 end of period (000's)...............................         --              --             2             2           3
Total Return**.......................................      (2.08)%          3.80%         7.08%         3.33%       1.44%
MRP (H)
Unit value, end of period............................    $ 11.06        $  11.32      $  11.04      $  10.44    $  10.23
Net Assets (000's)...................................    $ 3,141        $  3,430      $  2,896      $  2,395    $  2,272
Number of units outstanding,
 end of period (000's)...............................        284             303           262           232         222
Total Return**.......................................      (2.08)%          2.54%         5.75%         2.05%       0.10%
EQ/INTERNATIONAL CORE PLUS
RIA, 0.00%*
Unit value, end of period............................    $126.55        $  93.51      $ 169.57      $ 147.17    $ 123.42
Net Assets (000's)...................................    $    16        $      3      $     60      $    277    $    184
Number of units outstanding,
 end of period (000's)...............................         --              --            --             2           1
Total Return**.......................................      35.33%         (44.86)%       15.22%        19.24%      17.13%

                                     FSA-105

SEPARATE ACCOUNT NOS. 13 (POOLED), 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2009                               --------------------------------
------------------------------------------------

8. Accumulation Unit Values (Continued)

                                                                            YEARS ENDED DECEMBER 31,
                                                      --------------------------------------------------------------------
                                                           2009          2008         2007          2006          2005
                                                      ------------- ------------- ------------ ------------- -------------
MRP (H)
Unit value, end of period............................    $ 11.38       $   8.41     $  15.41      $  13.52      $  11.46
Net Assets (000's)...................................    $ 3,491       $  2,296     $  4,492      $  3,525      $  1,834
Number of units outstanding,
 end of period (000's)...............................        307            273          291           260           160
Total Return**.......................................      35.32%        (45.42)%      13.98%        17.98%        15.76%
EQ/JPMORGAN VALUE OPPORTUNITIES
RIA, 0.00%*
Unit value, end of period............................    $125.18       $  94.61     $ 157.09      $ 159.01      $ 132.10
Net Assets (000's)...................................    $    40       $     26     $    289      $    399      $    360
Number of units outstanding,
 end of period (000's)...............................         --             --            2             3             3
Total Return**.......................................      32.31%        (39.77)%      (1.21)%       20.37%         3.93%
EQ/LARGE CAP CORE PLUS
RIA, 0.00%
Unit value, end of period............................    $ 93.12       $  73.61     $ 117.59      $ 113.19      $ 100.22
Net Assets (000's)...................................    $    92       $     51     $     99      $     89      $     97
Number of units outstanding,
 end of period (000's)...............................          1              1            1             1             1
Total Return**.......................................      26.50%        (37.40)%       3.89%        12.94%         7.19%
EQ/LARGE CAP GROWTH INDEX
RIA, 0.00%*
Unit value, end of period............................    $ 73.35       $  53.85     $  84.50      $  74.14      $  74.54
Net Assets (000's)...................................    $    66       $     50     $    267      $    273      $    417
Number of units outstanding,
 end of period (000's)...............................          1              1            3             4             6
Total Return**.......................................      36.21%        (36.27)%      13.98%        (0.54)%       14.92%
EQ/LARGE CAP GROWTH PLUS
RIA, 0.00%*
Unit value, end of period............................    $123.96       $  91.92     $ 148.82      $ 128.71      $ 119.42
Net Assets (000's)...................................    $   267       $    244     $    614      $    688      $    703
Number of units outstanding,
 end of period (000's)...............................          2              3            4             5             6
Total Return**.......................................      34.86%        (38.23)%      15.62%         7.78%         9.03%
MRP (H)
Unit value, end of period............................    $  5.17       $   3.84     $   6.28      $   5.49      $   5.14
Net Assets (000's)...................................    $ 3,314       $  2,100     $  3,206      $  2,458      $  2,233
Number of units outstanding,
 end of period (000's)...............................        641            547          510           446           434
Total Return**.......................................      34.64%        (38.85)%      14.39%         6.81%         7.78%

                                     FSA-106

SEPARATE ACCOUNT NOS. 13 (POOLED), 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2009                               --------------------------------
------------------------------------------------

8. Accumulation Unit Values (Continued)

                                                                          YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------------------------------
                                                          2009          2008         2007         2006         2005
                                                      ------------ ------------- ------------ ------------ ------------
EQ/LARGE CAP VALUE PLUS
RIA, 0.00%*
Unit value, end of period............................   $104.33       $  86.50     $ 151.76     $ 158.83     $ 130.84
Net Assets (000's)...................................   $ 1,135       $  1,263     $  3,547     $    793     $    843
Number of units outstanding,
 end of period (000's)...............................        11             15           23            5            6
Total Return**.......................................     20.61%        (43.00)%      (4.45)%      21.39%        5.43%
MRP (H)
Unit value, end of period............................   $  9.74       $   8.09     $  14.42     $  15.27     $  12.72
Net Assets (000's)...................................   $ 6,689       $  5,282     $ 10,304     $ 10,645     $  8,093
Number of units outstanding,
 end of period (000's)...............................       687            653          714          697          636
Total Return**.......................................     20.40%        (43.90)%      (5.57)%      20.05%        4.24%
EQ/MID CAP INDEX
RIA, 0.00%*
Unit value, end of period............................   $104.63       $  76.78     $ 151.40     $ 140.17     $ 125.66
Net Assets (000's)...................................   $    29       $     19     $    129     $    357     $    496
Number of units outstanding,
 end of period (000's)...............................        --             --            1            3            4
Total Return**.......................................     36.27%        (49.28)%       8.03%       11.52%        6.37%
EQ/MID CAP VALUE PLUS
RIA, 0.00%*
Unit value, end of period............................   $158.48       $ 116.66     $ 193.03     $ 196.16     $ 174.40
Net Assets (000's)...................................   $   239       $    178     $    325     $    575     $    746
Number of units outstanding,
 end of period (000's)...............................         2              2            2            3            4
Total Return**.......................................     35.85%        (39.56)%      (1.60)%      12.48%       11.32%
MRP (H)
Unit value, end of period............................   $ 12.50       $   9.20     $  15.39     $  15.80     $  14.20
Net Assets (000's)...................................   $ 7,287       $  5,339     $  9,817     $ 10,479     $ 10,150
Number of units outstanding,
 end of period (000's)...............................       583            580          638          663          715
Total Return**.......................................     35.87%        (40.22)%      (2.59)%      11.27%       10.06%
EQ/MONEY MARKET
RIA, 0.05%*
Unit value, end of period............................   $175.24       $ 174.81     $ 170.86     $ 162.84     $ 155.57
Net Assets (000's)...................................   $   153       $     96     $  1,063     $  1,295     $    969
Number of units outstanding,
 end of period (000's)...............................         1              1            6            8            6
Total Return**.......................................      0.25%          2.31%        4.93%        4.67%        2.84%

                                     FSA-107

SEPARATE ACCOUNT NOS. 13 (POOLED), 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2009                               --------------------------------
------------------------------------------------

8. Accumulation Unit Values (Continued)

                                                                            YEARS ENDED DECEMBER 31,
                                                      --------------------------------------------------------------------
                                                           2009          2008          2007          2006         2005
                                                      ------------- ------------- ------------- ------------- ------------
MRP (D)(H)
Unit value, end of period............................    $ 10.00             --            --            --          --
Net Assets (000's)...................................    $ 6,245             --            --            --          --
Number of units outstanding,
 end of period (000's)...............................        624             --            --            --          --
Total Return**.......................................       0.00%            --            --            --          --
EQ/PIMCO ULTRA SHORT BOND
MRP (H)
Unit value, end of period............................    $ 11.56       $  10.71      $  11.27      $  10.23          --
Net Assets (000's)...................................    $ 1,855       $  1,274      $    358      $     83          --
Number of units outstanding,
 end of period (000's)...............................        160            119            32             8          --
Total Return**.......................................       7.94%         (5.00)%       10.17%         2.30%         --
EQ/QUALITY BOND PLUS
RIA, 0.05%*
Unit value, end of period............................    $221.89       $ 208.88      $ 223.10      $ 212.99    $ 204.72
Net Assets (000's)...................................    $   126       $    258      $    460      $    551    $  1,063
Number of units outstanding,
 end of period (000's)...............................          1              1             2             3           5
Total Return**.......................................       6.23%         (6.37)%        4.75%         4.04%       2.20%
EQ/SMALL COMPANY INDEX
MRP (H)
Unit value, end of period............................    $ 12.45       $   9.87      $  15.14      $  15.59    $  13.38
Net Assets (000's)...................................    $ 3,593       $  2,798      $  4,641      $      5    $  3,168
Number of units outstanding,
 end of period (000's)...............................        289            284           307           312    $    237
Total Return**.......................................      26.14%        (34.82)%       (2.89)%       16.52%   $   3.07
EQ/T. ROWE PRICE GROWTH STOCK (B)
RIA, 0.00%*
Unit value, end of period............................    $  8.28       $   5.81      $  10.04            --          --
Net Assets (000's)...................................    $     1       $      1      $    126            --          --
Number of units outstanding,
 end of period (000's)...............................         --             --            12            --          --
Total Return**.......................................      42.51%        (42.13)%       (0.44)%          --          --
MULTIMANAGER MULTI-SECTOR BOND
RIA, 0.05%*
Unit value, end of period............................    $187.39       $ 170.57      $ 222.53      $ 215.33    $ 195.49
Net Assets (000's)...................................    $    87       $    112      $    235      $    458    $  1,099
Number of units outstanding,
 end of period (000's)...............................         --              1             1             2    $      6
Total Return**.......................................       9.86%        (23.35)%        3.34%        10.15%   $   3.26

                                     FSA-108

SEPARATE ACCOUNT NOS. 13 (POOLED), 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2009                               --------------------------------
------------------------------------------------

8. Accumulation Unit Values (Continued)

                                                                           YEARS ENDED DECEMBER 31,
                                                      ------------------------------------------------------------------
                                                           2009          2008         2007         2006         2005
                                                      ------------- ------------- ------------ ------------ ------------
MRP (C)(H)
Unit value, end of period............................    $  8.47       $   7.72            --          --            --
Net Assets (000's)...................................    $   431       $     32            --          --            --
Number of units outstanding,
 end of period (000's)...............................         51              4            --          --            --
Total Return**.......................................       9.72%        (22.79)%          --          --            --
MULTIMANAGER SMALL CAP VALUE
RIA, 0.00%*
Unit value, end of period............................    $162.14       $ 128.25      $ 206.41    $ 228.94      $ 197.17
Net Assets (000's)...................................    $    76       $     74      $    239    $    597      $    749
Number of units outstanding,
 end of period (000's)...............................         --              1             1           3      $      4
Total Return**.......................................      26.42%        (37.86)%       (9.84)%     16.11%     $   4.69
MULTIMANAGER TECHNOLOGY
RIA, 0.00%*
Unit value, end of period............................    $129.57       $  81.78      $ 154.53    $ 130.71      $ 121.82
Net Assets (000's)...................................    $   185       $     93      $    228    $    376      $    332
Number of units outstanding,
 end of period (000's)...............................          1              1             1           3      $      3
Total Return**.......................................      58.44%        (47.08)%       18.22%       7.30%     $  11.26
MRP (H)
Unit value, end of period............................    $ 12.30       $   7.76      $  14.82    $  12.67      $  11.94
Net Assets (000's)...................................    $ 2,742       $  1,371      $  2,543    $  2,017      $  1,761
Number of units outstanding,
 end of period (000's)...............................        223            177           172         157      $    147
Total Return**.......................................      58.51%        (47.64)%       16.97%       6.11%     $  10.05
TARGET 2015 ALLOCATION (A)
MRP (H)
Unit value, end of period............................    $  8.40       $   6.98      $  10.15           --           --
Net Assets (000's)...................................    $ 1,414       $    788      $    446           --           --
Number of units outstanding,
 end of period (000's)...............................        168            113            44           --           --
Total Return**.......................................      20.34%        (31.22)%        1.55%          --           --
TARGET 2025 ALLOCATION (A)
MRP (H)
Unit value, end of period............................    $  8.03       $   6.52      $  10.14           --           --
Net Assets (000's)...................................    $ 1,246       $    800      $    122           --           --
Number of units outstanding,
 end of period (000's)...............................        155            123            12           --           --
Total Return**.......................................      23.16%        (35.71)%        1.37%          --           --

                                     FSA-109

SEPARATE ACCOUNT NOS. 13 (POOLED), 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2009                               --------------------------------
------------------------------------------------

8. Accumulation Unit Values (Continued)

                                                                  YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------------------
                                                         2009         2008         2007     2006    2005
                                                      ---------- ------------- ----------- ------ -------
TARGET 2035 ALLOCATION (A)
MRP (H)
Unit value, end of period............................   $ 7.79      $   6.20      $ 10.12      --      --
Net Assets (000's)...................................   $  238      $     95      $    64      --      --
Number of units outstanding,
 end of period (000's)...............................       31            15            6      --      --
Total Return**.......................................    25.65%       (38.74)%       1.22%     --      --
TARGET 2045 ALLOCATION (A)
MRP (H)
Unit value, end of period............................   $ 7.50      $   5.87      $ 10.10      --      --
Net Assets (000's)...................................   $  231      $     72      $    17      --      --
Number of units outstanding,
 end of period (000's)...............................       31            12            2      --      --
Total Return**.......................................    27.77%       (41.94)%       1.07%     --      --

(a)   Units were made available for sale on May 1, 2007
(b)   Units were made available for sale on July 1, 2007
(c)   Units were made available for sale on May 1, 2008
(d)   Units were made available for sale on January 1, 2009.
(e) For Separate Account No. 10 (MRP), expense charges for the years ended December 31, 2009, 2008, 2007, 2006, and 2005 were 0.59%, 1.56%, 1.53%,
      1.50%, and 1.58%, respectively. These ratios exclude charges made directly to accounts through redemptions of units or direct payments.
(f) For Separate Account No. 4 (MRP), expense charges for the years ended December 31, 2009, 2008, 2007, 2006, and 2005 were 0.40%, 1.56%, 1.53%,
      1.50%, and 1.57%, respectively. These ratios exclude charges made directly to accounts through redemptions of units or direct payments.
(g) For Separate Account No. 3 (MRP), expense charges for the years ended December 31, 2009, 2008, 2007, 2006, and 2005 were 0.70%, 1.72%, 1.68%,
      1.66%, and 1.73%, respectively. These ratios exclude charges made directly to accounts through redemptions of units or direct payments.
(h) For Separate Account No. 66 (MRP), expense charges for the year ended December 31, 2009 was 0.00% and was 1.00% for periods ending on or prior to December 31, 2008. These ratios exclude charges made directly to accounts through redemptions of units or direct payments.
(i) Unit value as of December 31, 2008 and total return for the year then ended were previously reported in error as $16,714.08 and (29.67) %, respectively, and have been revised.

(*) Expenses as a percentage of Average Net Assets (at the rates indicated) for each period presented. Charges made directly to contract owner account through the redemption of units and expenses of the underlying fund have been excluded.

                                    FSA-110

SEPARATE ACCOUNT NOS. 13 (POOLED), 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2009                               --------------------------------
------------------------------------------------

8. Accumulation Unit Values (Concluded)

   (**) These amounts represent the total return for the periods indicated, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated from the effective date through the end of the reporting period.
   (+) Rates charged for the year ended December 31, 2009 are reflected under "Contract Charges" shown for each unit value class in the Statement of Assets and Liabilities.


9. Investment Income Ratios

   Shown below is the Investment Income Ratios throughout the periods indicated for Separate Accounts 13, 10, 4 and 3. The investment income ratio is calculated by taking the gross investment income earned divided by the average net assets of a fund during the periods indicated.

                                               YEAR ENDED DECEMBER 31,
                                 ---------------------------------------------------
                                   2009       2008       2007       2006       2005
                                 --------- ---------- ---------- ---------- --------
Separate Account No. 13........    4.44%      4.92%      5.08%      4.92%      4.10%
Separate Account No. 10........    3.50       4.01       3.40       3.03       2.57
Separate Account No. 4.........    1.70       0.75       0.68       0.69       0.46
Separate Account No. 3.........    0.59       0.20       0.22       0.40       0.11

   Shown below is the Investment Income Ratios throughout the periods indicated for Separate Account No. 66. These amounts represent the dividends, excluding distributions of capital gains, received by the Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Account is affected by the timing of the declaration of dividends by the underlying fund in which the Account invests.

                                                 2009       2008       2007       2006       2005
                                              ---------- ---------- ---------- ---------- ----------
AXA Aggressive Allocation....................    1.49%      1.93%      7.27%       --         --
AXA Conservative Allocation..................    2.53%      6.79%     30.47%       --         --
AXA Conservative-Plus Allocation.............    1.76%      1.38%      1.52%       --         --
AXA Moderate Allocation......................    1.76%      6.16%      6.75%       --         --
AXA Moderate-Plus Allocation.................    1.87%     11.06%     21.82%       --         --
EQ/AllianceBernstein International...........    2.76%      2.79%      1.48%     1.72%      1.75%
EQ/AllianceBernstein Small Cap Growth........    0.13%      0.01%        --        --         --
EQ/BlackRock Basic Value Equity..............    2.21%      1.12%      1.08%     2.69%      0.95%
EQ/BlackRock International Value.............    2.50%      1.02%      1.30%     2.42%      1.92%
EQ/Calvert Socially Responsible..............    0.26%      0.32%      0.23%       --         --
EQ/Capital Guardian Growth...................    0.34%      0.18%        --      0.14%      0.22%
EQ/Capital Guardian Research.................    1.19%      0.93%      1.07%     0.57%      0.55%
EQ/Equity 500 Index..........................    2.06%      1.74%      1.36%     1.64%      1.32%
EQ/Equity Growth Plus........................    0.93%      0.45%      0.19%     0.73%        --
EQ/Evergreen Omega...........................    0.15%      0.55%        --      4.52%      0.05%
EQ/GAMCO Small Company value.................    0.48%      0.68%      0.56%     2.28%        --
EQ/Global Multi-Sector Equity................    1.37%      0.13%        --      0.60%      0.51%
EQ/Intermediate Government Bond Index........    0.98%      3.17%      4.61%     4.02%      1.55%
EQ/International Core Plus...................    3.27%      1.41%      0.42%     1.53%      1.69%
EQ/JPMorgan Value Opportunities..............    1.12%      0.41%      1.23%     4.29%      1.52%
EQ/Large Cap Core Plus.......................    4.57%      0.33%      1.28%     0.87%      0.61%
EQ/Large Cap Growth Index....................    2.12%      0.08%        --        --         --
EQ/Large Cap Growth Plus.....................    1.35%      0.12%      0.37%       --         --
EQ/Large Cap Value Plus......................    2.29%      2.83%      1.59%     1.64%      0.78%


                                     FSA-111

SEPARATE ACCOUNT NOS. 13 (POOLED), 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2009                               --------------------------------
------------------------------------------------

9. Investment Income Ratios (Concluded)


                                          2009       2008       2007       2006       2005
                                       ---------- ---------- ---------- ---------- ----------
EQ/Mid Cap Index......................    1.17%      0.56%         --      2.75%      7.85%
EQ/Mid Cap Value Plus.................    1.14%      1.47%       0.98%     0.30%      5.10%
EQ/Money Market.......................    0.01%      2.81%       4.89%     3.80%      2.93%
EQ/PIMCO Ultra Short Bond.............    1.02%      3.23%       3.14%     8.98%        --
EQ/Quality Bond Plus..................    1.96%      3.79%       4.87%     3.24%      3.29%
EQ/Small Company Index................    1.42%      0.84%       1.30%     1.39%      1.15%
EQ/T. Rowe Price Growth Stock.........      --         --        0.07%       --         --
Multimanager Multi-Sector Bond........    5.56%      8.15%       4.53%     5.95%      7.88%
Multimanager Small Cap Value..........    0.92%      0.17%       0.22%     4.67%      3.93%
Multimanager Technology...............      --         --          --        --         --
Target 2015 Allocation................    4.61%      4.76%       8.76%       --         --
Target 2025 Allocation................    4.65%      4.98%       6.87%       --         --
Target 2035 Allocation................    4.81%      4.24%      11.67%       --         --
Target 2045 Allocation................    4.99%      4.23%       9.66%       --         --






                                    FSA-112

                   FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

            INDEX TO CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES

                      AXA EQUITABLE LIFE INSURANCE COMPANY


 Report of Independent Registered Public Accounting Firm.................... F-1

 Consolidated Financial Statements:
   Consolidated Balance Sheets, December 31, 2009 and 2008.................. F-2
   Consolidated Statements of (Loss) Earnings, Years Ended
     December 31, 2009, 2008 and 2007....................................... F-3
   Consolidated Statements of Equity, Years Ended
     December 31, 2009, 2008 and 2007....................................... F-5
   Consolidated Statements of Comprehensive (Loss) Income,
     Years Ended December 31, 2009, 2008 and 2007........................... F-6
   Consolidated Statements of Cash Flows, Years Ended
     December 31, 2009, 2008 and 2007....................................... F-7
   Notes to Consolidated Financial Statements............................... F-9

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and Shareholder of AXA Equitable Life Insurance Company

In our opinion, based on our audits, the accompanying consolidated balance sheets and the related consolidated statements of (loss) earnings, of equity, of comprehensive (loss) income and of cash flows present fairly, in all material respects, the financial position of AXA Equitable Life Insurance Company and its subsidiaries ("AXA Equitable") at December 31, 2009 and 2008, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2009 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of AXA Equitable's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 of the Notes to Consolidated Financial Statements, AXA Equitable changed its methods of accounting for noncontrolling interests in consolidated financial statements on January 1, 2009, for recognition and presentation of other-than-temporary impairment losses on April 1, 2009, fair value measurement on January 1, 2008 and for uncertainty in income taxes of January 1, 2007.



/s/ PricewaterhouseCoopers LLP
New York, New York

March 10, 2010

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2009 AND 2008


                                                                                    2009                 2008
                                                                              -----------------    -----------------
                                                                                         (IN MILLIONS)
ASSETS
Investments:
   Fixed maturities available for sale, at fair value.......................  $     27,470.2       $     23,831.0
   Mortgage loans on real estate............................................         3,554.8              3,673.9
   Equity real estate, held for the production of income....................            98.5                 56.3
   Policy loans.............................................................         3,616.8              3,700.3
   Other equity investments.................................................         1,562.3              1,646.8
   Trading securities......................................................            484.6                322.7
   Other invested assets....................................................         1,482.6              1,500.9
                                                                              -----------------    -----------------
     Total investments......................................................        38,269.8             34,731.9
Cash and cash equivalents...................................................         1,791.7              2,403.2
Cash and securities segregated, at fair value...............................           985.7              2,572.6
Broker-dealer related receivables...........................................         1,087.6              1,020.4
Deferred policy acquisition costs...........................................         7,745.2              7,482.0
Goodwill and other intangible assets, net...................................         3,676.5              3,702.9
Amounts due from reinsurers.................................................         3,028.2              2,897.2
Loans to affiliates.........................................................         1,048.3                588.3
Other assets................................................................         8,254.9             13,240.8
Separate Accounts' assets...................................................        84,016.5             67,627.0
                                                                              -----------------    -----------------

TOTAL ASSETS................................................................  $    149,904.4       $    136,266.3
                                                                              =================    =================

LIABILITIES
Policyholders' account balances.............................................  $     24,107.3       $     24,742.5
Future policy benefits and other policyholders liabilities..................        17,726.7             17,733.1
Broker-dealer related payables..............................................           279.4                485.5
Customers related payables..................................................         1,430.7              2,753.1
Amounts due to reinsurers...................................................            81.2                 64.2
Short-term and long-term debt...............................................           449.0                484.6
Loans from affiliates.......................................................         1,325.0              1,325.0
Income taxes payable........................................................         3,356.0              3,794.4
Noncontrolling interest subject to redemption rights........................             -                  135.0
Other liabilities...........................................................         3,002.2              2,861.4
Separate Accounts' liabilities..............................................        84,016.5             67,627.0
                                                                              -----------------    -----------------
     Total liabilities......................................................       135,774.0            122,005.8
                                                                              -----------------    -----------------

Commitments and contingent liabilities (Notes 2, 7, 10, 11, 12, 13, 18 and 19)

EQUITY
AXA Equitable's equity:
   Common stock, $1.25 par value, 2.0 million shares authorized, issued and
     outstanding............................................................             2.5                  2.5
   Capital in excess of par value...........................................         5,582.3              5,184.1
   Retained earnings........................................................         6,311.8              8,412.6
   Accumulated other comprehensive loss.....................................        (1,035.7)            (2,235.6)
                                                                              -----------------    -----------------
   Total AXA Equitable's equity.............................................        10,860.9             11,363.6
                                                                              -----------------    -----------------
Noncontrolling interest.....................................................         3,269.5              2,896.9
                                                                              -----------------    -----------------
     Total equity...........................................................        14,130.4             14,260.5
                                                                              -----------------    -----------------

TOTAL LIABILITIES AND EQUITY................................................  $    149,904.4       $    136,266.3
                                                                              =================    =================


                 See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF (LOSS) EARNINGS
                  YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007


                                                                      2009               2008               2007
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)
REVENUES
Universal life and investment-type product
  policy fee income...........................................  $     2,918.4      $      2,951.7     $      2,741.7
Premiums......................................................          431.1               758.6              804.9
Net investment (loss) income:
   Investment (loss) income from
     derivative instruments...................................       (3,079.4)            7,302.1               86.6
   Other investment income....................................        2,098.9             1,751.9            2,567.1
                                                                -----------------  -----------------  -----------------
       Total net investment (loss) income.....................         (980.5)            9,054.0            2,653.7
Investment gains (losses), net:
   Total other-than-temporary impairment losses...............         (169.2)             (285.9)             (77.8)
   Portion of loss recognized in other
     comprehensive income.....................................            5.9                 -                  -
                                                                -----------------  -----------------  -----------------
       Net impairment losses recognized.......................         (163.3)             (285.9)             (77.8)
   Other investment gains (losses), net.......................          217.0               (52.6)              70.6
                                                                -----------------  -----------------  -----------------
         Total investment gains (losses), net.................           53.7              (338.5)              (7.2)
Commissions, fees and other income............................        3,385.2             4,549.0            5,173.7
(Decrease) increase in fair value of
   reinsurance contracts......................................       (2,565.9)            1,566.8                6.9
                                                                -----------------  -----------------  -----------------
      Total revenues..........................................        3,242.0            18,541.6           11,373.7
                                                                -----------------  -----------------  -----------------

BENEFITS AND OTHER DEDUCTIONS
Policyholders' benefits.......................................        1,298.1             4,702.6            1,998.5
Interest credited to policyholders' account balances..........        1,004.3             1,065.3            1,065.2
Compensation and benefits.....................................        1,858.7             1,989.1            2,453.2
Commissions...................................................        1,033.0             1,437.1            1,744.2
Distribution plan payments....................................          207.6               274.4              335.1
Amortization of deferred sales commissions....................           54.9                79.1               95.5
Interest expense..............................................          107.8                51.5               58.2
Amortization of deferred policy acquisition costs.............          115.0             3,484.7            1,099.2
Capitalization of deferred policy acquisition costs...........         (975.3)           (1,394.1)          (1,719.3)
Rent expense..................................................          258.2               246.6              224.3
Amortization of other intangible assets.......................           24.1                23.7               23.2
Other operating costs and expenses............................        1,334.3             1,196.0            1,317.9
                                                                -----------------  -----------------  -----------------
      Total benefits and other deductions.....................        6,320.7            13,156.0            8,695.2
                                                                -----------------  -----------------  -----------------

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF (LOSS) EARNINGS
                  YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007
                                    CONTINUED


                                                                      2009               2008               2007
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)
(Loss) earnings from continuing operations
   before income taxes........................................  $    (3,078.7)     $      5,385.6     $      2,678.5
Income tax benefit (expense)..................................        1,272.1            (1,690.5)            (752.5)
                                                                -----------------  -----------------  -----------------

(Loss) earnings from continuing operations,
   net of income taxes........................................       (1,806.6)            3,695.1            1,926.0
Earnings (loss) from discontinued operations,
   net of income taxes........................................            2.7                (4.8)               7.7
Gains on disposal of discontinued operations,
   net of income taxes........................................            -                   6.3                2.8
                                                                -----------------  -----------------  -----------------

Net (loss) earnings...........................................       (1,803.9)            3,696.6            1,936.5
   Less: net earnings attributable to noncontrolling interest.         (358.9)             (470.0)            (702.9)
                                                                -----------------  -----------------  -----------------

Net (Loss) Earnings Attributable to AXA Equitable.............  $    (2,162.8)     $      3,226.6     $      1,233.6
                                                                =================  =================  =================


Amounts attributable to AXA Equitable:
   (Loss) earnings from continuing operations,
     net of income taxes......................................  $    (2,165.5)     $      3,225.1     $      1,223.1
   Earnings (loss) from discontinued operations,
     net of income taxes......................................            2.7                (4.8)               7.7
   Gain on disposal of discontinued operations,
     net of income taxes......................................            -                   6.3                2.8
                                                                -----------------  -----------------  -----------------
Net (Loss) Earnings...........................................  $    (2,162.8)     $      3,226.6     $      1,233.6
                                                                =================  =================  =================


                 See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                        CONSOLIDATED STATEMENTS OF EQUITY
                  YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007

                                                                         2009               2008               2007
                                                                   -----------------   ----------------   ----------------
                                                                                       (IN MILLIONS)
EQUITY
AXA Equitable's equity:
   Common stock, at par value, beginning and end of year.......... $          2.5      $         2.5      $         2.5
                                                                   -----------------   ----------------   ----------------

   Capital in excess of par value, beginning of year..............        5,184.1            5,265.4            5,139.6
   Issuance of AllianceBernstein Units to noncontrolling interest.          (54.5)               -                  -
   Changes in capital in excess of par value......................          452.7              (81.3)             125.8
                                                                   -----------------   ----------------   ----------------
   Capital in excess of par value, end of year....................        5,582.3            5,184.1            5,265.4
                                                                   -----------------   ----------------   ----------------

   Retained earnings, beginning of year...........................        8,412.6            5,186.0            4,507.6
   Net (loss) earnings attributable to AXA Equitable..............       (2,162.8)           3,226.6            1,233.6
   Impact of implementing new accounting guidance,
     net of taxes.................................................           62.0                -                 44.8
   Dividends on common stock......................................            -                  -               (600.0)
                                                                   -----------------   ----------------   ----------------
   Retained earnings, end of year.................................        6,311.8            8,412.6            5,186.0
                                                                   -----------------   ----------------   ----------------

   Accumulated other comprehensive loss, beginning of year........       (2,235.6)            (267.9)            (167.3)
   Impact of implementing new accounting guidance,
     net of taxes ................................................          (62.0)               -                  -
   Other comprehensive income (loss) attributable to
     AXA Equitable................................................        1,261.9           (1,967.7)            (100.6)
                                                                   -----------------   ----------------   ----------------
   Accumulated other comprehensive loss, end of year..............       (1,035.7)          (2,235.6)            (267.9)
                                                                   -----------------   ----------------   ----------------

     TOTAL AXA EQUITABLE'S EQUITY, END OF YEAR....................       10,860.9           11,363.6           10,186.0
                                                                   -----------------   ----------------   ----------------

   Noncontrolling interest, beginning of year.....................        2,896.9            2,478.9            2,289.9
   Net earnings attributable to noncontrolling interest...........          358.9              470.0              702.9
   Other comprehensive income (loss)
     attributable to noncontrolling interest......................           66.2              (69.9)               9.8
   Issuance of AllianceBernstein Units to
     noncontrolling interest......................................           65.2               32.5               48.5
   Exercise of AB Put.............................................          135.0              495.5                -
   Dividends paid to noncontrolling interest......................         (319.4)            (562.6)            (751.6)
   Capital contributions..........................................            -                 12.8                -
   Other changes in noncontrolling interest.......................           66.7               39.7              179.4
                                                                   -----------------   ----------------   ----------------

   Noncontrolling interest, end of year...........................        3,269.5            2,896.9            2,478.9
                                                                   -----------------   ----------------   ----------------

TOTAL EQUITY, END OF YEAR......................................... $     14,130.4      $    14,260.5      $    12,664.9
                                                                   =================   ================   ================

                      AXA EQUITABLE LIFE INSURANCE COMPANY
             CONSOLIDATED STATEMENTS OF COMPREHENSIVE (LOSS) INCOME
                  YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007

                                                                         2009               2008               2007
                                                                   -----------------   ----------------   ----------------
                                                                                       (IN MILLIONS)
COMPREHENSIVE (LOSS) INCOME
Net (loss) earnings............................................... $     (1,803.9)     $     3,696.6      $     1,936.5

Other comprehensive (loss) income, net of income taxes:
Change in unrealized gains (losses), net of
   reclassification adjustment....................................        1,331.2           (1,444.3)            (168.8)
Defined benefit plans:
   Net (loss) gain arising during year............................          (65.0)            (620.4)              38.8
   Prior service cost arising during year.........................            -                  -                  1.7
   Less: reclassification adjustment for:
     Amortization of net losses included in net periodic cost.....           64.6               30.8               41.2
     Amortization of net prior service credit
       included in net periodic cost..............................           (2.7)              (3.7)              (3.6)
     Amortization of net transition asset.........................            -                  -                  (.1)
                                                                   -----------------   ----------------   ----------------
       Other comprehensive (loss) income - defined benefit plans..           (3.1)            (593.3)              78.0
                                                                   -----------------   ----------------   ----------------

Comprehensive (loss) income.......................................         (475.8)           1,659.0            1,845.7
                                                                   -----------------   ----------------   ----------------

Comprehensive income attributable to noncontrolling interest......         (425.1)            (400.1)            (712.7)
                                                                   -----------------   ----------------   ----------------
Comprehensive (Loss) Income Attributable to AXA Equitable......... $       (900.9)     $     1,258.9      $     1,133.0
                                                                   =================   ================   ================






                 See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007

                                                                       2009                2008               2007
                                                                 -----------------   -----------------  -----------------
                                                                                      (IN MILLIONS)

Net (loss) earnings...........................................   $     (1,803.9)     $     3,696.6      $      1,936.5
Adjustments to reconcile net (loss) earnings to net cash
  provided by operating activities:
  Interest credited to policyholders' account balances........          1,004.3            1,065.3             1,065.2
  Universal life and investment-type product
     policy fee income........................................         (2,918.4)          (2,951.7)           (2,741.7)
  Net change in broker-dealer and customer related
     receivables/payables.....................................         (1,353.0)             618.9                98.5
  Change in net investment income related to
     derivative instruments...................................          3,079.4           (7,302.1)              (86.6)
  Change in reinsurance recoverable with affiliate............          1,485.7           (6,351.5)                -
  Investment (gains) losses, net..............................            (53.7)             338.5                 7.2
  Change in segregated cash and securities, net...............          1,586.8             (202.6)             (360.3)
  Change in deferred policy acquisition costs.................           (860.3)           2,090.6              (620.1)
  Change in future policy benefits............................           (755.2)           2,398.0                95.4
  Change in income taxes payable..............................         (1,223.2)           1,135.0               532.9
  Change in fair value of guaranteed minimum income benefit
     reinsurance contracts....................................          2,565.9           (1,566.8)               (6.9)
  Amortization of deferred sales commissions..................             54.9               79.1                95.5
  Amortization of reinsurance cost............................            318.3               11.0                 -
  Other depreciation and amortization.........................            156.0              140.4               133.8
  Amortization of other intangible assets, net................             24.1               23.7                23.2
  Gains on disposal of discontinued operations................              -                 (6.3)               (2.8)
  Other, net..................................................            109.5             (123.4)              167.6
                                                                 -----------------   -----------------  -----------------

Net cash provided by (used in) operating activities...........          1,417.2           (6,907.3)              337.4
                                                                 -----------------   -----------------  -----------------

Cash flows from investing activities:
  Maturities and repayments of fixed maturities and
     mortgage loans on real estate............................          2,058.2            1,727.5             2,143.1
  Sales of investments........................................          6,737.3              796.2             2,356.5
  Sale of AXA Equitable Life and Annuity......................              -                 60.8                 -
  Purchases of investments....................................         (8,994.8)          (2,106.8)           (3,525.3)
  Cash settlements related to derivative instruments..........         (2,564.6)           5,337.0               (98.3)
  Change in short-term investments............................            140.3               29.3               107.0
  Decrease in loans to affiliates.............................              1.1                -                 400.0
  Increase in loans to affiliates.............................           (250.0)               -                (650.0)
  Change in capitalized software, leasehold improvements
     and EDP equipment .......................................           (120.7)            (163.1)             (205.0)
  Other, net..................................................              9.4              155.2               (91.2)
                                                                 -----------------   -----------------  -----------------

Net cash (used in) provided by investing activities...........         (2,983.8)           5,836.1               436.8
                                                                 -----------------   -----------------  -----------------

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007
                                    CONTINUED

                                                                      2009               2008               2007
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)

Cash flows from financing activities:
  Policyholders' account balances:
    Deposits..................................................   $    3,394.9       $     4,384.5      $     4,102.1
    Withdrawals from and transfers to Separate Accounts.......       (2,160.9)           (2,602.8)          (3,831.7)
  Change in short-term financings.............................          (35.8)             (497.8)             199.0
  Increase in collateralized pledged liabilities..............          126.1               568.7                -
  Increase in collateralized pledged assets...................         (632.3)                -                  -
  Proceeds from loans from affiliates.........................            -               1,000.0                -
  Capital contribution........................................          438.9                 -                  -
  Shareholder dividends paid..................................            -                   -               (600.0)
  Other, net..................................................         (175.8)             (551.4)            (592.6)
                                                                -----------------  -----------------  -----------------

Net cash provided by (used in) financing activities...........          955.1             2,301.2             (723.2)
                                                                -----------------  -----------------  -----------------

Change in cash and cash equivalents...........................         (611.5)            1,230.0               51.0
Cash and cash equivalents, beginning of year..................        2,403.2             1,173.2            1,122.2
                                                                -----------------  -----------------  -----------------

Cash and Cash Equivalents, End of Year........................   $    1,791.7       $     2,403.2      $     1,173.2
                                                                =================  =================  =================

Supplemental cash flow information:
  Interest Paid...............................................   $       16.6       $        34.4      $        52.6
                                                                =================  =================  =================
  Income Taxes Paid...........................................   $       43.8       $       257.3      $       178.1
                                                                =================  =================  =================




                 See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1)      ORGANIZATION

        AXA Equitable Life Insurance Company ("AXA Equitable," and collectively with its consolidated subsidiaries the "Company") is an indirect, wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial," and collectively with its consolidated subsidiaries, "AXA Financial Group"). AXA Financial is a wholly owned subsidiary of AXA, a French holding company for an international group of insurance and related financial services companies.

        The Company conducts operations in two business segments: the Insurance and Investment Management segments. The Company's management evaluates the performance of each of these segments independently and allocates resources based on current and future requirements of each segment.

        Insurance
        ---------

        The Insurance segment offers a variety of traditional, variable and interest-sensitive life insurance products, variable and fixed-interest annuity products, mutual funds and other investment products and asset management principally to individuals and small and medium size businesses and professional and trade associations. This segment includes Separate Accounts for individual insurance and annuity products.

        The Company's insurance business is conducted principally by AXA Equitable and, until August 1, 2008, its wholly owned life insurance subsidiary, AXA Equitable Life and Annuity Company ("AXA Life"). On August 1, 2008 AXA Equitable sold AXA Life to AXA Equitable Financial Services, LLC, a wholly-owned subsidiary of AXA Financial, for $60.8 million in cash, which approximated AXA Equitable's investment in AXA Life.

        Investment Management
        ---------------------

        The Investment Management segment is principally comprised of the investment management business of AllianceBernstein L.P., a Delaware limited partnership (together with its consolidated subsidiaries "AllianceBernstein"). AllianceBernstein provides research, diversified investment management and related services globally to a broad range of clients. Its principal services include: (a) institutional investment services, servicing institutional clients including unaffiliated corporate and public employee pension funds, endowment funds, domestic and foreign institutions and governments, and affiliates such as AXA and certain of its insurance company subsidiaries, by means of separately-managed accounts, sub-advisory relationships, structured products, collective investments trusts, mutual funds, hedge funds and other investment vehicles, (b) retail services, servicing individual clients, primarily by means of retail mutual funds sponsored by AllianceBernstein or an affiliated company, sub-advisory relationships with mutual funds sponsored by third parties, separately-managed account programs servicing private clients, sponsored by financial intermediaries worldwide, and other investment vehicles, (c) private client services, including high-net-worth individuals, trusts and estates, charitable foundations, partnerships, private and family corporations, and other entities, by means of separately-managed accounts, hedge funds, mutual funds, and other investment vehicles, and
        (d) Bernstein research services by means of independent research, portfolio strategy, and brokerage-related services, and issuers of publicly-traded securities seeking equity capital markets services. Principal subsidiaries of AllianceBernstein include: SCB Inc., formerly known as Sanford C. Bernstein, Inc. ("Bernstein"); Sanford C. Bernstein & Co. LLC ("SCB LLC"); Sanford C. Bernstein Limited ("SCBL"); and SCB Partners, Inc. ("SCB Partners"). This segment includes institutional Separate Accounts principally managed by AllianceBernstein that provide various investment options for large group pension clients, primarily defined benefit and contribution plans, through pooled or single group accounts.

        AllianceBernstein is a private partnership for Federal income tax purposes and, accordingly, is not subject to Federal and state corporate income taxes. However, AllianceBernstein is subject to a 4.0% New York City unincorporated business tax ("UBT"). Domestic corporate subsidiaries of AllianceBernstein are subject to Federal, state and local income taxes. Foreign corporate subsidiaries are generally subject to taxes in the foreign jurisdictions where they are located. The Company provides Federal and state income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are permanently invested outside the United States.

        In October 2000, AllianceBernstein acquired substantially all of the assets and liabilities of SCB Inc. (the "Bernstein Acquisition"). Following a two-year lockout period that ended October 2002, the former Bernstein shareholders were permitted to exercise the right to sell private limited partnership interests in AllianceBernstein L.P. (the "AllianceBernstein Units") that were acquired in the Bernstein Acquisition to AXA Financial or an affiliated company (the "AB Put"). In February 2007, AXA Financial purchased a tranche of 8.16 million AllianceBernstein Units pursuant to an exercise of the AB Put at a purchase price of approximately $745.7 million and recorded additional goodwill of $392.8 million and other intangible assets of $209.5 million. After this purchase, AXA Financial Group's beneficial ownership in AllianceBernstein L.P. increased by approximately 3.0% to 63.3%. Through December 31, 2008, the Company acquired 32.7 million AllianceBernstein Units pursuant to the AB Put at the aggregate market price of $1,631.1 million and recorded additional goodwill of $733.8 million and other intangible assets of $251.7 million. On January 6, 2009, AXA America Holdings Inc. ("AXA America"), the holding company for AXA Financial and an indirect wholly owned subsidiary of AXA, purchased the remaining 8.16 million AllianceBernstein Units from SCB Partners at a price of $18.349 per Unit pursuant to the final installment of the AB Put. As a result of this transaction, minority interest subject to redemption rights totaling $135.0 million were reclassified as noncontrolling interests in first quarter 2009.

        On March 30, 2009, AXA Bermuda sold 41.9 million AllianceBernstein Units to an affiliate of AXA. As a result of the sale, AXA Financial Group's consolidated economic interest in AllianceBernstein was reduced to 46.4% upon completion of this transaction. AXA Equitable's economic interest remained unchanged at 37.1%. As AXA Equitable remains the General Partner of the limited partnership, AllianceBernstein continues to be consolidated in the Company's consolidated financial statements.

        In 2009, AllianceBernstein awarded 9.8 million restricted Holding Units in connection with compensation plans for senior officers and employees and in connection with certain employee's employment and separation agreements. The restricted Holding Units had grant date fair values ranging from $16.79 to $28.38 and vest over a period ranging between two and five years. As a result, AXA Financial Group's and the Company's economic ownership of AllianceBernstein decreased to 44.8% and 35.9%, respectively. In 2009, as a result of the issuance of these restricted Holding Units, AXA Financial Group and the Company's Capital in excess of par value decreased by $92.5 million and $65.2 million, respectively, net of applicable taxes with respective increases in noncontrolling interests of $92.5 million and $65.2 million. On March 1, 2010, AllianceBernstein management announced their intention to make open-market purchases of up to 3.0 million Holding Units, from time to time and at their discretion, to help fund their incentive compensation award program's obligations.

        At December 31, 2009 and 2008, the Company's beneficial ownership in AllianceBernstein was approximately 35.9% and 37.4%, respectively. At December 31, 2009, AXA and its subsidiaries' beneficial ownership in AllianceBernstein was approximately 62.1%.


2)      SIGNIFICANT ACCOUNTING POLICIES

        Basis of Presentation and Principles of Consolidation
        -----------------------------------------------------

        The preparation of the accompanying consolidated financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates. The accompanying consolidated financial statements reflect all adjustments necessary in the opinion of management for a fair statement of the consolidated financial position of the Company and its consolidated results of operations and cash flows for the periods presented.

        The accompanying consolidated financial statements include the accounts of AXA Equitable and its subsidiary engaged in insurance related businesses (collectively, the "Insurance Group"); other subsidiaries, principally AllianceBernstein; and those investment companies, partnerships and joint ventures in which AXA Equitable or its subsidiaries has control and a majority economic interest as well as those variable interest entities ("VIEs") that meet the requirements for consolidation.

        At December 31, 2009 and 2008, respectively, the Insurance Group's General Account held $1.0 million and $1.8 million of investment assets issued by VIEs and determined to be significant variable interests under Financial Accounting Standards Board ("FASB") guidance Consolidation of Variable Interest Entities - Revised. At December 31, 2009 and 2008, respectively, as reported in the consolidated balance sheet, these investments included zero and $0.8 million of fixed maturities (collateralized debt and loan obligations) and $1.0 million and $1.0 million of other equity investments (principally investment limited partnership interests) and are subject to ongoing review for impairment in value. These VIEs do not require consolidation because management has determined that the Insurance Group is not the primary beneficiary. These variable interests at December 31, 2009 represent the Insurance Group's maximum exposure to loss from its direct involvement with the VIEs. The Insurance Group has no further economic interest in these VIEs in the form of related guarantees, commitments, derivatives, credit enhancements or similar instruments and obligations.

        Management of AllianceBernstein reviews quarterly its investment management agreements and its investments in, and other financial arrangements with, certain entities that hold client assets under management ("AUM") to determine the entities that AllianceBernstein is required to consolidate under this guidance. These entities include certain mutual fund products, hedge funds, structured products, group trusts, collective investment trusts and limited partnerships.

        AllianceBernstein earned investment management fees on client AUM of these entities but derived no other benefit from those assets and cannot utilize those assets in its operations.

        At December 31, 2009, AllianceBernstein had significant variable interests in certain other structured products and hedge funds with approximately $60.3 million in client assets under management. However, these VIEs do not require consolidation because management has determined that AllianceBernstein is not the primary beneficiary of the expected losses or expected residual returns of these entities. AllianceBernstein's maximum exposure to loss in these entities is limited to its investments of $0.1 million in and prospective investment management fees earned from these entities.

        All significant intercompany transactions and balances have been eliminated in consolidation. The years "2009," "2008" and "2007" refer to the years ended December 31, 2009, 2008 and 2007, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform those periods to the current presentation.

        Accounting Changes
        ------------------

        Effective January 1, 2009, the Company adopted the new guidance for presentation of noncontrolling interests in consolidated financial statements and was required to retrospectively conform all prior periods presented to:
           o recharacterize minority interests, previously classified within liabilities, as noncontrolling interests reported as a component of consolidated equity on the balance sheet, and to
           o include total income in net income, with separate disclosure on the face of the consolidated income statement of the attribution of income between controlling and noncontrolling interests.

        As a result, total equity at December 31, 2008 increased by $2,896.9 million, representing noncontrolling interest, and total liabilities at December 31, 2008 decreased by $2,896.9 million as a result of the elimination of minority interest. Additionally, for the year 2008 and 2007 respectively, (loss) earnings from continuing operations, net of income taxes increased by $470.0 million and $702.9 million and net earnings attributable to the noncontrolling interest increased by $470.0 million and $702.9 million.

        On a prospective basis, beginning January 1, 2009, this guidance required that increases and decreases in noncontrolling interests be accounted for as equity transactions with any difference between proceeds of a purchase or issuance of noncontrolling interests recognized as a change to the controlling entity's equity instead of current period gains/losses in the consolidated income statement. Only when the controlling entity loses control and deconsolidates a subsidiary will a gain or loss be recognized. The Emerging Issues Task Force ("EITF") subsequently issued related guidance to clarify that insurers would not be required to include majority owned investments when the ownership is through a Separate Account in the insurance company's evaluation of whether to consolidated such investments. This consensus is expected to be considered for finalization during the March 2010 EITF meeting.

        Effective January 1, 2009, the Company adopted new guidance for business combinations to be applied prospectively for all future acquisitions. While retaining the requirement to use purchase accounting for all business combinations, this guidance's new rules include the following:
          o The acquirer will recognize 100% of the fair values of acquired assets and assumed liabilities (with few exceptions) upon initially obtaining control of the target company, and any noncontrolling interest;
          o Contingent consideration will be included in the purchase price consideration on a fair value basis while transaction costs will be expensed as incurred; and
          o Costs expected to be incurred to effect a restructuring plan will be recognized as post-combination expenses.

        Beginning second quarter 2009, the Company implemented the new guidance that modified the recognition guidance for other-than-temporary impairments ("OTTI") of debt securities to make it more operational and expanded the presentation and disclosure of OTTI on debt and equity securities in the financial statements. For Available for Sale ("AFS") debt securities in an unrealized loss position, the total fair value loss is to be recognized in earnings as an OTTI if management intends to sell the debt security or more-likely-than-not will be required to sell the debt security before its anticipated recovery. If these criteria are not met, both qualitative and quantitative assessments are required to evaluate the security's collectability and determine whether an OTTI is considered to have occurred.

        The guidance required only the credit loss component of any resulting OTTI to be recognized in earnings, as measured by the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security, while the remainder of the fair value loss is recognized in other comprehensive income ("OCI"). In periods subsequent to the recognition of an OTTI, the debt security is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis reduced by the amount of the OTTI recognized in earnings.

        As required by the transition provisions of this guidance, at April 1, 2009, a cumulative effect adjustment was calculated for all AFS debt securities held for which an OTTI previously was recognized and for which there was no intention or likely requirement to sell the security before recovery of its amortized cost. This resulted in an increase to Retained earnings of $62.0 million at that date with a corresponding decrease to Accumulated other comprehensive income ("AOCI") to reclassify the noncredit portion of these previously recognized OTTI amounts. In addition, at April 1, 2009, the amortized cost basis of the AFS debt securities impacted by the reclassification adjustment was increased by $115.5 equal to the amount of the cumulative effect adjustment, pre-DAC and tax. The fair value of AFS debt securities at April 1, 2009 was unchanged as a result of the implementation of this guidance.

        (Loss) earnings from continuing operations, net of income taxes, and Net
        (loss) earnings attributable to AXA Equitable for 2009 reflected increases of $5.9 million, from recognition in OCI of the noncredit portions of OTTI subsequent to initial implementation of this guidance at April 1, 2009. The consolidated financial statements have been modified to separately present the total OTTI recognized in Investment (losses) gains, net, with an offset for the amount of noncredit OTTI recognized in OCI, on the face of the consolidated statements of earnings, and to present the OTTI recognized in AOCI on the face of the consolidated statements of equity and comprehensive income for all periods subsequent to implementation of this guidance. In addition, Note 3 has been expanded to include new disclosures about OTTI for debt securities regarding expected cash flows, and credit losses, including the methodologies and significant inputs used to determine those amounts.

        Effective April 1, 2009, the Company implemented additional guidance related to fair value measurements and disclosures when the volume and level of market activity for the asset or liability have significantly decreased in relation to normal market activity. This modification retains the "exit price" objective of fair value measurement and provides specific factors to consider for distinguishing distressed or forced transactions not determinative of fair value from orderly transactions between market participants under prevailing market conditions. Beginning in fourth quarter 2008, the Company concluded under previous guidance, that markets for certain commercial mortgage-backed securities ("CMBS") were inactive and, consequently, changed its methodology for measuring the fair value of the CMBS to minimize reliance on market trading activity and the pricing of isolated transactions. Implementation of the revised guidance did not have an impact on the Company's consolidated results of operations or financial position. At December 31, 2009 and 2008, the fair value of the Company's CMBS portfolio was $1,489.8 million and $1,674.7 million, respectively.

        Effective December 31, 2009, the Company implemented the FASB's amended guidance on Employers' Disclosures about Pension and Other Postretirement Benefits which required additional disclosures about plan assets, including more granular disclosure of asset classes, investment strategies and allocations, and measurements of fair value.

        Effective January 1, 2008, the Company implemented new guidance which established a single authoritative definition of fair value, set out a framework for measuring fair value, and required additional disclosures about fair value measurements. It applies only to fair value measurements that were already required or permitted under U.S. GAAP, except for measurements of share-based payments and measurements that are similar to, but not intended to be, fair value. Fair value is the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Company's implementation of this guidance at January 1, 2008 required only a remeasurement of the fair value of the Guaranteed Minimum Income Benefit ("GMIB") reinsurance asset, resulting in an increase in net income of $68.8 million, related to an increase in the fair value of the GMIB reinsurance asset of $210.6 million, offset by increased DAC amortization of $104.7 million and increased Federal income taxes of $37.1 million. This increase in the GMIB reinsurance asset's fair value was due primarily to updates to the capital markets assumptions and risk margins, reflective of market participant assumptions required by the exit value model of this guidance.

        Effective January 1, 2008, new guidance permitted entities to elect to measure existing eligible financial assets and liabilities at fair value under the "fair value option." The objective was to provide entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. Management elected not to adopt the fair value option.

        On February 12, 2008, the FASB deferred the effective date of the fair value framework for one year for all non-financial assets and non-financial liabilities, including goodwill and other intangible assets, except for those items that are recognized or disclosed at fair value on a recurring basis (at least annually). This deferral delayed the application of this guidance to the Company's annual impairment testing of goodwill and other intangible assets until December 31, 2009. The adoption of this guidance did not have a significant impact on the methodologies, assumptions, or inputs used by the Company to measure fair value for these impairment assessments.

        Effective December 31, 2008, the Company adopted the new guidance for beneficial interests in securitized financial assets. This guidance conformed the other-than-temporary impairment assessment for interests in securitized financial assets to the model applicable to all other debt securities by permitting reasonable management judgment of the probability to collect all projected cash flows. Debt securities with amortized cost and fair values of approximately $1,631.1 million and $1,154.9 million, respectively at December 31, 2009 and $1,616.8 million and $1,156.3, respectively at December 31, 2008 were subject to this amendment. Adoption of this guidance had no impact on the Company's consolidated results of operations or financial position.

        On January 1, 2007, the Company adopted new guidance for accounting by insurance enterprises for deferred acquisition costs in connection with modifications or exchanges of insurance contracts. This guidance requires identification of transactions that result in a substantial change in an insurance contract. Transactions subject to review include internal contract exchanges, contract modifications via amendment, rider or endorsement and elections of benefits, features or rights contained within the contract. If determined that a substantial change has occurred, the related deferred policy acquisition costs ("DAC") and other related balances must be written off. The adoption of this guidance did not have a material impact on AXA Financial Group's consolidated results of operations or financial position.

        New Accounting Pronouncements
        -----------------------------

        On June 12, 2009, the FASB issued new guidance that eliminates the concept of qualifying special-purpose entities ("QSPEs") and their exemption from consolidation in the financial statements of a transferor of financial assets. In addition, the new guidance modifies and clarifies the conditions for derecognition of transferred financial assets, including partial transfers and subsequent measurement of retained interests. Enhanced disclosure also is required about financial asset transfers and any continuing involvement of the transferor. For calendar-year consolidated financial statements, such as those of the Company, this new guidance is effective for interim and annual reporting periods beginning January 1, 2010. Management does not expect the implementation will have a material effect on the Company's consolidated financial statements.

        Also issued by the FASB on June 12, 2009 was new guidance that modifies the approach and increases the frequency for assessing whether a VIE must be consolidated and requires additional disclosures about an entity's involvement with VIEs. The guidance removes the quantitative-based risks-and-rewards calculation for identifying the primary beneficiary and, instead, requires a variable-interest holder to qualitatively assess whether it has a controlling financial interest in a VIE, without consideration of kick-out and participating rights unless unilaterally held. Continuous reassessments of whether an enterprise is the primary beneficiary of a VIE are required. For calendar-year consolidated financial statements, such as the Company, this new guidance is effective for interim and annual reporting periods beginning January 1, 2010; earlier application is prohibited. At the date of initial adoption, all existing consolidation conclusions are required to be recalculated under the new guidance, resulting in the reassessment of certain VIEs in which AllianceBernstein has a minimal financial ownership interest for potential consolidated presentation in the Company's consolidated financial statements, with corresponding offsets to noncontrolling interest. However, on December 4, 2009, in response to concerns raised by the asset management industry, the FASB issued an amendment deferring the effective date of this guidance as would be applied to certain investment funds and for which many of Alliance Bernstein's VIEs likely will be eligible. Management is currently evaluating the impact this new guidance may have on the Company. The adoption of this guidance may require that a significant amount of assets, liabilities, revenues and expenses of certain VIEs in which the Company has a minimal financial ownership interest be included in its consolidated financial statements, with corresponding offsets to noncontrolling interest.

        Closed Block
        ------------

        As a result of demutualization, the Closed Block was established in 1992 for the benefit of certain individual participating policies that were in force on that date. Assets, liabilities and earnings of the Closed Block are specifically identified to support its participating policyholders.

        Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of AXA Equitable. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of AXA Equitable's General Account, any of its Separate Accounts or any affiliate of AXA Equitable without the approval of the Superintendent of The New York State Insurance Department (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account.

        The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in accumulated other comprehensive income) represents the expected maximum future post-tax earnings from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. As of January 1, 2001, the Company has developed an actuarial calculation of the expected timing of the Closed Block earnings.

        If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

        Many expenses related to Closed Block operations, including amortization of DAC, are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

        Investments
        -----------

        The carrying values of fixed maturities classified as available for sale are reported at fair value. Changes in fair value are reported in comprehensive income. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary which are recognized in Investment (losses) gains, net. The redeemable preferred stock investments that are reported in fixed maturities include real estate investment trusts ("REIT"), perpetual preferred stock, and redeemable preferred stock. These securities may not have a stated maturity, may not be cumulative and do not provide for mandatory redemption by the issuer.

        The Company determines the fair value of fixed maturities and equity securities based upon quoted prices in active markets, when available, or through the use of alternative approaches when market quotes are not readily accessible or available. These alternative approaches include matrix or model pricing and use of independent pricing services, each supported by reference to principal market trades or other observable market assumptions for similar securities. More specifically, the matrix pricing approach to fair value is a discounted cash flow methodology that incorporates market interest rates commensurate with the credit quality and duration of the investment.

        The Company's management, with the assistance of its investment advisors, monitors the investment performance of its portfolio and reviews AFS securities with unrealized losses for OTTI. Integral to this review is an assessment made each quarter, on a security-by-security basis, by the Company's Investments Under Surveillance Committee, of various indicators of credit deterioration to determine whether the investment security is expected to recover. This assessment includes, but is not limited to, consideration of the duration and severity of the unrealized loss, failure, if any, of the issuer of the security to make scheduled payments, actions taken by rating agencies, adverse conditions specifically related to the security or sector, the financial strength, liquidity, and continued viability of the issuer and, for equity securities only, the intent and ability to hold the investment until recovery, and results in identification of specific securities for which OTTI is recognized.

        If there is no intent to sell or likely requirement to dispose of the fixed maturity security before its recovery, only the credit loss component of any resulting OTTI is recognized in earnings and the remainder of the fair value loss is recognized in OCI. The amount of credit loss is the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security. The present value is calculated by discounting management's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. Projections of future cash flows are based on assumptions regarding probability of default and estimates regarding the amount and timing of recoveries. These assumptions and estimates require use of management judgment and consider internal credit analyses as well as market observable data relevant to the collectability of the security. For mortgage and asset-backed securities, projected future cash flows also include assumptions regarding prepayments and underlying collateral value.

        Mortgage loans on real estate are reported at their unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

        Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

        Mortgage loans on real estate are placed on nonaccrual status once management believes the collection of accrued interest is doubtful. Once mortgage loans on real estate are classified as nonaccrual loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan on real estate has been restructured to where the collection of interest is considered likely.

        Real estate held for the production of income, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in Investment (losses) gains, net.

        Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

        Policy loans are stated at unpaid principal balances.

        Partnerships, investment companies and joint venture interests that the Company has control of and has a majority economic interest in (that is, greater than 50% of the economic return generated by the entity) or those that meet the requirements for consolidation under accounting guidance for consolidation of VIEs, are consolidated. Those that the Company does not have control of and does not have a majority economic interest in and those that do not meet the VIE requirements for consolidation are reported on the equity basis of accounting and are reported either with equity real estate or other equity investments, as appropriate. The Company records its interests in certain of these partnerships on a one quarter lag.

        Equity securities, which include common stock, and non-redeemable preferred stock classified as available for sale securities, are carried at fair value and are included in other equity investments with changes in fair value reported in comprehensive income (loss).

        Trading securities, which include equity securities and fixed maturities, are carried at fair value based on quoted market prices, with unrealized gains and losses reported in Net earnings.

        Corporate owned life insurance ("COLI") is purchased by the Company on the lives of certain key employees; certain subsidiaries of the Company are named as beneficiaries under these policies. COLI is carried at the cash surrender value of the policies. At December 31, 2009 and 2008, the carrying value of COLI was $720.2 million and $687.3 million, respectively, and is reported in Other invested assets in the consolidated balance sheets.

        Short-term investments are reported at amortized cost that approximates fair value and are included with other invested assets.

        Cash and cash equivalents includes cash on hand, demand deposits, money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less. Due to the short-term nature of these investments, the recorded value is deemed to approximate fair value.

        All securities owned, including United States government and agency securities, mortgage-backed securities and futures and forwards transactions, are reported in the consolidated financial statements on a trade date basis.

        Derivatives
        -----------

        The Company has issued and continues to offer certain variable annuity products with Guaranteed Minimum Death Benefit ("GMDB"), GMIB and Guaranteed Withdrawal Benefit For Life ("GWBL") features. The risk associated with the GMDB feature is that under-performance of the financial markets could result in GMDB benefits, in the event of death, being higher than what accumulated policyholder account balances would support. The risk associated with the GMIB/GWBL feature is that under-performance of the financial markets could result in GMIB/GWBL benefits, in the event of elections, being higher than what accumulated policyholders account balances would support. The Company uses derivatives for asset/liability risk management primarily to reduce exposures to equity market declines and interest rate fluctuations. Derivative hedging strategies are designed to reduce these risks from an economic perspective while also considering their impacts on accounting results. Operation of these hedging programs is based on models involving numerous estimates and assumptions, including, among others, mortality, lapse, surrender and withdrawal rates, election rates, market volatility and interest rates.

        A wide range of derivative contracts are used in these hedging programs, including exchange traded equity and interest rate futures contracts, total return and/or other equity swaps, interest rate swap and floor contracts and swaptions. For both GMDB and GMIB, the Company retains basis and most volatility risk and risk associated with actual versus expected assumptions for mortality, lapse, surrender, withdrawal and contractholder election rates, among other things. The derivative contracts are managed to correlate with changes in the value of the GMDB and GMIB feature that result from financial markets movements. In addition, the Company has purchased reinsurance contracts to mitigate the risks associated with the impact of potential market fluctuations on future policyholder elections of GMIB features contained in certain annuity contracts issued by the Company.

        Reinsurance contracts covering GMIB exposure, as well as the GWBL features are considered derivatives for accounting purposes and, therefore, must be reported in the balance sheet at their fair value. GMIB reinsurance and GWBL features' fair values are reported in the consolidated balance sheets in Other assets and Future policy benefits and other policyholders liabilities, respectively. None of the derivatives used in these programs were designated as qualifying hedges under the guidance for derivatives and hedging. All gains (losses) on derivatives are reported in Net investment income in the consolidated statements of earnings except those resulting from changes in the fair values of the embedded derivatives: the GWBL features are reported in Policyholder's benefits, and the GMIB reinsurance contracts are reported on a separate line in the consolidated statement of earnings, respectively.

        In addition to its hedging program that seeks to mitigate economic exposures specifically related to variable annuity contracts with GMDB, GMIB, and GWBL features, beginning in fourth quarter 2008 and continuing in 2009, the Company implemented hedging programs to provide additional protection against the adverse effects of equity market and interest rate declines on its statutory liabilities.

        Margins (or "spreads") on interest-sensitive life insurance and annuity contracts are affected by interest rate fluctuations as the yield on portfolio investments, primarily fixed maturities, are intended to support required payments under these contracts, including interest rates credited to their policy and contract holders. The Company currently uses interest rate floors to reduce the risk associated with minimum crediting rate guarantees on these interest-sensitive contracts.

        The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. The Company controls and minimizes its counterparty exposure through a credit appraisal and approval process. In addition, the Company has executed various collateral arrangements with counterparties to over-the-counter derivative transactions that require both pledging and accepting collateral either in the form of cash or high-quality securities, such as Treasuries or those issued by government agencies. At December 31, 2009, the Company held $694.7 million in cash collateral delivered by trade counterparties, representing the fair value of the related derivative agreements. This unrestricted cash collateral is reported in Cash and cash equivalents, and the obligation to return it is reported in Other liabilities in the consolidated balance sheets.

        At December 31, 2009, the Company had open exchange-traded futures positions on the S&P 500, Russell 1000, NASDAQ 100 and Emerging Market indices, having initial margin requirements of $266.4 million. At December 31, 2009, the Company had open exchange-traded futures positions on the 10-year and 30-year U.S. Treasury Note, having initial margin requirements of $59.5 million. At that same date, the Company had open exchange-trade future positions on the Euro Stoxx, FTSE 100, European, Australasia, Far East ("EAFE") and Topix indices as well as corresponding currency futures on the Euro/U.S. dollar, Yen/U.S. dollar and Pound/U.S. dollar, having initial margin requirements of $2.0 million. All exchange-traded futures contracts are net cash settled daily. All outstanding equity-based and treasury futures contracts at December 31, 2009 are exchange-traded and net settled daily in cash.

        Although notional amount is the most commonly used measure of volume in the derivatives market, it is not used as a measure of credit risk. Generally, the current credit exposure of the Company's derivative contracts is limited to the net positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes. A derivative with positive value (a derivative asset) indicates existence of credit risk because the counterparty would owe money to the Company if the contract were closed. Alternatively, a derivative contract with negative value (a derivative liability) indicates the Company would owe money to the counterparty if the contract were closed. However, generally if there is more than one derivative transaction with a single counterparty, a master netting arrangement exists with respect to derivative transactions with that counterparty to provide for net settlement.

        Certain of the Company's standardized contracts for over-the-counter derivative transactions ("ISDA Master Agreements") contain credit risk related contingent provisions related to its credit rating. In some ISDA Master Agreements, if the credit rating falls below a specified threshold, either a default or a termination event permitting the counterparty to terminate the ISDA Master Agreement would be triggered. In all agreements that provide for collateralization, various levels of collateralization of net liability positions are applicable, depending upon the credit rating of the counterparty. The aggregate fair value of all collateralized derivative transactions that were in a liability position at December 31, 2009, was $598.3 million, for which the Company had posted collateral of $632.3 million in the normal operation of its collateral arrangements. If the investment grade related contingent features had been triggered on December 31, 2009, the Company would not have been required to post any additional collateral to its counterparties.

        Net Investment (Loss) Income, Investment (Losses) Gains, Net and Unrealized Investment Gains (Losses)
        ----------------------------------------------------------------

        Net investment income and realized investment (losses) gains, net (together, "investment results") related to certain participating group annuity contracts which are passed through to the contractholders are offset by amounts reflected as interest credited to policyholders' account balances.

        Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in Investment (losses) gains, net.

        Realized and unrealized holding gains (losses) on trading securities are reflected in Net investment income.

        Unrealized investment gains (losses) on fixed maturities and equity securities available for sale held by the Company are accounted for as a separate component of accumulated comprehensive income, net of related deferred income taxes, amounts attributable to certain pension operations, Closed Block's policyholders dividend obligation, DAC related to universal life policies, investment-type products and participating traditional life policies.

        Fair Value of Other Financial Instruments
        -----------------------------------------

        Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The accounting guidance established a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

          Level 1 Quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
          Level 2 Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.
          Level 3 Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

        At December 31, 2009, investments classified as Level 1 comprise approximately 74.0% of invested assets measured at fair value on a recurring basis and primarily include redeemable preferred stock, cash and cash equivalents and Separate Accounts assets. Fair value measurements classified as Level 1 include exchange-traded prices of fixed maturities, equity securities and derivative contracts, and net asset values for transacting subscriptions and redemptions of mutual fund shares held by Separate Accounts. Cash equivalents classified as Level 1 include money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less, and are carried at cost as a proxy for fair value measurement due to their short-term nature.

        At December 31, 2009, investments classified as Level 2 comprise approximately 23.5% of invested assets measured at fair value on a recurring basis and primarily include U.S. government and agency securities and certain corporate debt securities, such as private fixed maturities. As market quotes generally are not readily available or accessible for these securities, their fair value measures are determined utilizing relevant information generated by market transactions involving comparable securities and often are based on model pricing techniques that effectively discount prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. These valuation methodologies have been studied and evaluated by the Company and the resulting prices determined to be representative of exit values. Segregated securities classified as Level 2 are U.S. Treasury Bills segregated by AllianceBernstein in a special reserve bank custody account for the exclusive benefit of brokerage customers, as required by Rule 15c3-3 of the Exchange Act and for which fair values are based on quoted yields in secondary markets.

        Observable inputs generally used to measure the fair value of securities classified as Level 2 include benchmark yields, reported secondary trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data. Additional observable inputs are used when available, and as may be appropriate, for certain security types, such as prepayment, default, and collateral information for the purpose of measuring the fair value of mortgage- and asset-backed securities. At December 31, 2009, approximately $1,907.7 million of AAA-rated mortgage- and asset-backed securities are classified as Level 2, including commercial mortgage obligations, for which the observability of market inputs to their pricing models is supported by sufficient, albeit more recently contracted, market activity in these sectors.

        As disclosed in Note 3, the net fair value of freestanding derivative positions is approximately $168.8 million at December 31, 2009, or approximately 11.4% of Other invested assets measured at fair value on a recurring basis. The majority of these derivative contracts is traded in the over-the-counter ("OTC") derivative market and is classified in Level 2. The fair values of derivative assets and liabilities traded in the OTC market are determined using quantitative models that require use of the contractual terms of the derivative instruments and multiple market inputs, including interest rates, prices, and indices to generate continuous yield or pricing curves and volatility factors, which then are applied to value the positions. The predominance of market inputs is actively quoted and can be validated through external sources or reliably interpolated if less observable.

        The credit risk of the counterparty and of the Company are considered in determining the fair values of all OTC derivative asset and liability positions, respectively, after taking into account the effects of master netting agreements and collateral arrangements. Each reporting period, the Company values its derivative positions using the standard swap curve and evaluates whether to adjust the embedded credit spread to reflect changes in counterparty or its own credit standing. As a result, the Company reduced the fair value of its OTC derivative asset exposures by $2.2 million at December 31, 2009 to recognize incremental counterparty non-performance risk. The unadjusted swap curve was determined to be reflective of the non-performance risk of the Company for purpose of determining the fair value of its OTC liability positions at June 30, 2009.

        At December 31, 2009, investments classified as Level 3 comprise approximately 2.5% of invested assets measured at fair value on a recurring basis and primarily include corporate debt securities, such as private fixed maturities. Determinations to classify fair value measures within Level 3 of the valuation hierarchy generally are based upon the significance of the unobservable factors to the overall fair value measurement. Included in the Level 3 classification at December 31, 2009 were approximately $365.2 million of fixed maturities with indicative pricing obtained from brokers that otherwise could not be corroborated to market observable data. The Company applies various due-diligence procedures, as considered appropriate, to validate these non-binding broker quotes for reasonableness, based on its understanding of the markets, including use of internally-developed assumptions about inputs a market participant would use to price the security. In addition, approximately $1,706.9 million of mortgage- and asset-backed securities, including CMBS, are classified as Level 3 at December 31, 2009. Prior to fourth quarter 2008, pricing of the CMBS was sourced from a third-party service, whose process placed significant reliance on market trading activity. Beginning in fourth quarter 2008, the lack of sufficient observable trading data made it difficult, at best, to validate prices of CMBS below the senior AAA tranche. Consequently, the Company instead applied a risk-adjusted present value technique to the projected cash flows of these securities, as adjusted for origination year, default metrics, and level of subordination, with the objective of maximizing observable inputs, and weighted the result with a 10% attribution to pricing sourced from the third party service. At December 31, 2009, the company continued to apply this methodology to measure the fair value of CMBS below the senior AAA tranche, having demonstrated ongoing insufficient frequency and volume of observable trading activity in these securities.

        Level 3 also includes the GMIB reinsurance asset and the GWBL features' liability, which are accounted for as derivative contracts. The GMIB reinsurance asset's fair value reflects the present value of reinsurance premiums and recoveries and risk margins over a range of market consistent economic scenarios while the GWBL related liability reflects the present value of expected future payments (benefits) less fees, adjusted for risk margins, attributable to the GWBL feature over a range of market-consistent economic scenarios. The valuations of both the GMIB asset and GWBL features' liability incorporate significant non-observable assumptions related to policyholder behavior, risk margins and projections of equity Separate Account funds consistent with the S&P 500 Index. Using methodology similar to that described for measuring non-performance risk of OTC derivative exposures, incremental adjustment is made to the resulting fair values of the GMIB asset to reflect changes in the claims-paying ratings of counterparties to the reinsurance treaties and of AXA Equitable, respectively. After giving consideration to collateral arrangements, the Company reduced the fair value of its GMIB asset by $44.8 million at December 31, 2009 to recognize incremental counterparty non-performance risk. The unadjusted swap curve was determined to be reflective of the AA quality claims-paying rating of AXA Equitable, therefore, no incremental adjustment was made for non-performance risk for purpose of determining the fair value of the GWBL features' liability embedded derivative at December 31, 2009.

        The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are measured using present value or other valuation techniques. The fair value determinations are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such adjustments do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair values cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

        Fair value measurements are required on a non-recurring basis for certain assets, including goodwill, mortgage loans on real estate, equity real estate held for production of income, and equity real estate held for sale, only when an other-than-temporary impairment or other event occurs. When such fair value measurements are recorded, they must be classified and disclosed within the fair value hierarchy. In 2009 and 2008, no assets were measured at fair value on a non-recurring basis.

        Certain financial instruments are excluded from fair value disclosures, particularly insurance liabilities other than financial guarantees and investment contracts. Fair market values of off-balance-sheet financial instruments of the Insurance Group were not material at December 31, 2009 and 2008.

        Fair values for mortgage loans on real estate are measured by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the fair value of the underlying collateral if lower.

        Other limited partnership interests and other equity investments, including interests in investment companies, are accounted for under the equity method.

        The fair values for the Company's association plan contracts, supplementary contracts not involving life contingencies ("SCNILC"), deferred annuities and certain annuities, which are included in Policyholders' account balances, and guaranteed interest contracts are estimated using projected cash flows discounted at rates reflecting current market rates.

        Fair values for long-term debt are determined using published market values, when available, or contractual cash flows discounted at market interest rates. The fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate that takes into account the level of current market interest rates and collateral risk. The fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's fair value of short-term borrowings approximates its carrying value. The fair values of the Company's borrowing and lending arrangements with AXA affiliated entities are determined in the same manner as herein described for such transactions with third-parties.

        Recognition of Insurance Income and Related Expenses
        ----------------------------------------------------

        Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of fees assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

        Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized in income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

        For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as revenue when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

        Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

        DAC
        ---

        Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, including commissions, underwriting, agency and policy issue expenses, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

        For universal life and investment-type products, DAC is amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Account fees, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. When estimated gross profits are expected to be negative for multiple years of a contract's total life, DAC is amortized using the present value of estimated assessments. The effect on the amortization of DAC of revisions to estimated gross profits or assessments is reflected in earnings in the period such estimated gross profits or assessments are revised. A decrease in expected gross profits or assessments would accelerate DAC amortization. Conversely, an increase in expected gross profits or assessments would slow DAC amortization. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated equity as of the balance sheet date.

        A significant assumption in the amortization of DAC on variable and interest-sensitive life insurance and variable annuities relates to projected future Separate Account performance. Management sets estimated future gross profit or assessment assumptions related to Separate Account performance using a long-term view of expected average market returns by applying a reversion to the mean approach. In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance and subject to assessment of the reasonableness of resulting estimates of future return assumptions. For purposes of making this reasonableness assessment, management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. At December 31, 2009, the average gross short-term and long-term annual return estimate is 9.0% (6.9% net of product weighted average Separate Account fees), and the gross maximum and minimum annual rate of return limitations are 15.0% (12.9% net of product weighted average Separate Account fees) and 0% ((2.1%) net of product weighted average Separate Account fees), respectively. The maximum duration over which these rate limitations may be applied is 5 years. This approach will continue to be applied in future periods. If actual market returns continue at levels that would result in assuming future market returns of 15.0% for more than 5 years in order to reach the average gross long-term return estimate, the application of the 5 year maximum duration limitation would result in an acceleration of DAC amortization. Conversely, actual market returns resulting in assumed future market returns of 0.0% for more than 5 years would result in a required deceleration of DAC amortization. As of December 31, 2009, current projections of future average gross market returns assume a 0% annualized return for the next five quarters, which is within the maximum and minimum limitations, and assume a reversion to the mean of 9% after eight quarters.

        At the end of each accounting period, the present value of estimated gross profits or assessments is updated based on historical and anticipated future experience. Due primarily to the significant reduction in Separate Accounts balances during 2008 and a change in the estimate of average gross short-term annual return on Separate Account balances to 9.0%, future estimated gross profits for certain issue years for the Accumulator(R) products were expected to be negative as the increases in the fair values of derivatives used to hedge certain risks related to these products are recognized in current earnings while the related reserves do not fully and immediately reflect the impact of equity and interest market fluctuations. As required under U.S. GAAP, for those issue years with future estimated negative gross profits, the DAC amortization method was permanently changed in fourth quarter 2008 from one based on estimated gross profits to one based on estimated account balances for the Accumulator(R) products, subject to loss recognition test.

        In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated quarterly to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC amortization. Generally, life mortality experience has been improving in recent years.

        Other significant assumptions underlying gross profit estimates relate to contract persistency and General Account investment spread.

        For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2009, the average rate of assumed investment yields, excluding policy loans, was 6.23% grading to 5.5% over 10 years. Estimated gross margin includes anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the accumulated amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated equity as of the balance sheet date.

        For non-participating traditional life policies, DAC is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy.

        Contractholder Bonus Interest Credits
        -------------------------------------

        Contractholder bonus interest credits are offered on certain deferred annuity products in the form of either immediate bonus interest credited or enhanced interest crediting rates for a period of time. The interest crediting expense associated with these contractholder bonus interest credits is deferred and amortized over the lives of the underlying contracts in a manner consistent with the amortization of DAC. Unamortized balances are included in Other assets.

        Policyholders' Account Balances and Future Policy Benefits
        ----------------------------------------------------------

        Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

        AXA Equitable issues certain variable annuity products with GMDB and GWBL features and Guaranteed Minimum Accumulation Benefits ("GMAB"). AXA Equitable also issues certain variable annuity products that contain a GMIB feature which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a guaranteed minimum income benefit base. Reserves for GMDB and GMIB obligations are calculated on the basis of actuarial assumptions related to projected benefits and related contract charges generally over the lives of the contracts using assumptions consistent with those used in estimating gross profits for purposes of amortizing DAC. The determination of this estimated liability is based on models that involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender and withdrawal rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates. Assumptions regarding Separate Account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a reversion to the mean approach, consistent with that used for DAC amortization. There can be no assurance that ultimate actual experience will not differ from management's estimates.

        For reinsurance contracts other than those covering GMIB exposure, reinsurance recoverable balances are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

        Deferred cost of reinsurance associated with the reinsurance of GMDB and GMIB riders is amortized over the life of the underlying annuity contracts based on assessments.

        For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

        For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience that, together with interest and expense assumptions, includes a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 10.90% for life insurance liabilities and from 2.25% to 9.98% for annuity liabilities.

        Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its disability income ("DI") reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

        Policyholders' Dividends
        ------------------------

        The amount of policyholders' dividends to be paid (including dividends on policies included in the Closed Block) is determined annually by AXA Equitable's board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by AXA Equitable.

        At December 31, 2009, participating policies, including those in the Closed Block, represent approximately 8.4% ($25.9 billion) of directly written life insurance in-force, net of amounts ceded.

        Separate Accounts
        -----------------

        Generally, Separate Accounts established under New York State Insurance Law are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed Separate Accounts liabilities. Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk. Separate Accounts' assets and liabilities are shown on separate lines in the consolidated balance sheets. Assets held in Separate Accounts are reported at quoted market values or, where quoted values are not readily available or accessible for these securities, their fair value measures most often are determined through the use of model pricing that effectively discounts prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. The assets and liabilities of three Separate Accounts are presented and accounted for as General Account assets and liabilities due to the fact that not all of the investment performance in those Separate Accounts is passed through to policyholders. Investment assets in these Separate Accounts principally consist of fixed maturities that are classified as available for sale in the accompanying consolidated financial statements.

        The investment results of Separate Accounts, including unrealized (losses) gains, on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities and are not reported in revenues in the consolidated statements of earnings. For 2009, 2008 and 2007, investment results of such Separate Accounts were gains (losses) of $15,464.7 million, $(33,912.8) million and $5,347.4 million, respectively.

        Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all policies including those funded by Separate Accounts are included in revenues.

        The Company reports the General Account's interests in Separate Accounts as Trading securities in the consolidated balance sheets.

        Recognition of Investment Management Revenues and Related Expenses
        ------------------------------------------------------------------

        Commissions, fees and other income principally include the Investment Management segment's investment advisory and service fees, distribution revenues and institutional research services revenue. Investment advisory and service base fees, generally calculated as a percentage, referred to as basis points ("BPs"), of assets under management, are recorded as revenue as the related services are performed; they include brokerage transactions charges received by SCB LLC for certain retail, private client and institutional investment client transactions. Certain investment advisory contracts, including those with hedge funds, provide for a performance-based fee, in addition to or in lieu of a base fee that is calculated as either a percentage of absolute investment results or a percentage of the investment results in excess of or shortfall compared to a stated benchmark over a specified period of time. Performance-based fees are recorded as revenue at the end of each contract's measurement period. Institutional research services revenue consists of brokerage transaction charges received by SCB LLC and SCBL, for independent research and brokerage-related services provided to institutional investors. Brokerage transaction charges earned and related expenses are recorded on a trade date basis. Distribution revenues and shareholder servicing fees are accrued as earned.

        Commissions paid to financial intermediaries in connection with the sale of shares of open-end AllianceBernstein sponsored mutual funds sold without a front-end sales charge ("back-end load shares") are capitalized as deferred sales commissions and amortized over periods not exceeding five and one-half years for U.S. fund shares and four years for non-U.S. fund shares, the periods of time during which the deferred sales commissions are generally recovered. These commissions are recovered from distribution services fees received from those funds and from contingent deferred sales commissions ("CDSC") received from shareholders of those funds upon the redemption of their shares. CDSC cash recoveries are recorded as reductions of unamortized deferred sales commissions when received. Effective January 31, 2009, back-end load shares are no longer offered to new investors by AllianceBernstein's U.S. funds. Management tests the deferred sales commission asset for recoverability quarterly and determined that the balance as of December 31, 2009 was not impaired.

        AllianceBernstein's management tests the deferred sales commission asset for recoverability quarterly. AllianceBernstein's management determines recoverability by estimating undiscounted future cash flows to be realized from this asset, as compared to its recorded amount, as well as the estimated remaining life of the deferred sales commission asset over which undiscounted future cash flows are expected to be received. Undiscounted future cash flows consist of ongoing distribution services fees and CDSC. Distribution services fees are calculated as a percentage of average assets under management related to back-end load shares. CDSC are based on the lower of cost or current value, at the time of redemption, of back-end load shares redeemed and the point at which redeemed during the applicable minimum holding period under the mutual fund distribution system.

        Significant assumptions utilized to estimate future average assets under management and undiscounted future cash flows from back-end load shares include expected future market levels and redemption rates. Market assumptions are selected using a long-term view of expected average market returns based on historical returns of broad market indices. Future redemption rate assumptions are determined by reference to actual redemption experience over the five-year, three-year and one-year periods and current quarterly periods ended December 31, 2009. These assumptions are updated periodically. Estimates of undiscounted future cash flows and the remaining life of the deferred sales commission asset are made from these assumptions and the aggregate undiscounted cash flows are compared to the recorded value of the deferred sales commission asset. If AllianceBernstein's management determines in the future that the deferred sales commission asset is not recoverable, an impairment condition would exist and a loss would be measured as the amount by which the recorded amount of the asset exceeds its estimated fair value. Estimated fair value is determined using AllianceBernstein's management's best estimate of future cash flows discounted to a present value amount.

        Goodwill and Other Intangible Assets
        ------------------------------------

        Goodwill represents the excess of the purchase price over the fair value of identifiable assets of acquired companies, and relates principally to the Bernstein Acquisition and purchases of AllianceBernstein units. In accordance with the guidance for Goodwill and Other Intangible Assets, goodwill is tested annually for impairment and at interim periods if events or circumstances indicate an impairment could have occurred. Based on the 2009 impairment testing performed as of December 31, 2009, management determined that goodwill was not impaired.

        Intangible assets related to the Bernstein Acquisition and purchases of AllianceBernstein Units include values assigned to contracts of businesses acquired. These intangible assets continue to be amortized on a straight-line basis over estimated useful lives of twenty years.

        Other intangible assets are tested for impairment quarterly. Management determined that other intangible assets were not impaired at December 31, 2009.

        Other Accounting Policies
        -------------------------

        Capitalized internal-use software is amortized on a straight-line basis over the estimated useful life of the software that ranges between one and nine years.

        AXA Financial and certain of its consolidated subsidiaries, including the Company, file a consolidated Federal income tax return. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws. At January 1, 2007, as a result of adopting guidance for accounting for uncertainty in income taxes, the Company recognized a $44.8 million positive cumulative-effect adjustment to the January 1, 2007 balance of Retained earnings to reflect a decrease in the amount of unrecognized tax benefits.

        Discontinued operations include real estate held-for-sale.

        Real estate investments meeting the following criteria are classified as real estate held-for-sale:
           o Management having the authority to approve the action commits the organization to a plan to sell the property.
           o The property is available for immediate sale in its present condition subject only to terms that are usual and customary for the sale of such assets.
           o An active program to locate a buyer and other actions required to complete the plan to sell the asset have been initiated and are continuing.
           o The sale of the asset is probable and transfer of the asset is expected to qualify for recognition as a completed sale within one year.
           o The asset is being actively marketed for sale at a price that is reasonable in relation to its current fair value.
           o Actions required to complete the plan indicate that it is unlikely that significant changes to the plan will be made or that the plan will be withdrawn.

        Real estate held-for-sale is stated at depreciated cost less valuation allowances. Valuation allowances on real estate held-for-sale are computed using the lower of depreciated cost or current estimated fair value, net of disposition costs. Depreciation is discontinued on real estate held-for-sale.

        Real estate held-for-sale is included in the Other assets line in the consolidated balance sheets. The results of operations for real estate held-for-sale in each of the three years ended December 31, 2009 were not significant.

3)     INVESTMENTS

        Fixed Maturities and Equity Securities
        --------------------------------------

        The following table provides additional information for fixed maturities and equity securities classified as available for sale:

                 AVAILABLE-FOR-SALE SECURITIES BY CLASSIFICATION

                                                              GROSS               GROSS
                                          AMORTIZED         UNREALIZED         UNREALIZED                             OTTI
                                            COST              GAINS              LOSSES          FAIR VALUE        IN AOCI (3)
                                      ------------------ -----------------  ------------------ ----------------  ---------------
                                                                              (IN MILLIONS)

DECEMBER 31, 2009:
------------------
Fixed Maturities:
    Corporate........................ $      19,437.7     $       991.5     $          235.1   $    20,194.1     $         .7
    U.S. Treasury, government
      and agency.....................         1,830.1              12.4                152.5         1,690.0              -
    States and political
      subdivisions...................           388.6               7.3                 14.2           381.7              -
    Foreign governments..............           270.4              32.0                   .1           302.3              -
    Commercial mortgage-backed.......         1,979.6               2.2                492.0         1,489.8              1.8
    Residential mortgage-backed(1)...         1,604.6              46.2                   .2         1,650.6              -
    Asset-backed(2)..................           278.2              10.9                 21.4           267.7              7.9
    Redeemable preferred stock.......         1,707.6               8.5                222.1         1,494.0              -
                                      ------------------ -----------------  ------------------ ----------------  ---------------
      Total Fixed Maturities.........        27,496.8           1,111.0              1,137.6        27,470.2             10.4

Equity securities....................            43.9               9.7                  -              53.6              -
                                      ------------------ -----------------  ------------------ ----------------  ---------------

Total at December 31, 2009........... $      27,540.7     $     1,120.7     $        1,137.6   $    27,523.8     $       10.4
                                      ================== =================  ================== ================  ===============

December 31, 2008
-----------------
Fixed Maturities:
    Corporate........................ $      18,696.8     $       232.2     $        1,713.9   $    17,215.1
    U.S. Treasury, government
      and agency.....................         1,054.7             279.5                  -           1,334.2
    States and political
      subdivisions...................           181.5              12.0                  9.1           184.4
    Foreign governments..............           214.3              37.3                  5.6           246.0
    Commercial mortgage-backed.......         2,215.5               4.0                544.8         1,674.7
    Residential mortgage-backed(1)...         1,679.0              60.5                   .4         1,739.1
    Asset-backed(2)..................           348.3              12.1                 34.7           325.7
    Redeemable preferred stock.......         1,820.9               1.0                710.1         1,111.8
                                      ------------------ -----------------  ------------------ ----------------
      Total Fixed Maturities.........        26,211.0             638.6              3,018.6        23,831.0

Equity securities....................            31.7               -                    4.9            26.8
                                      ------------------ -----------------  ------------------ ----------------

Total at December 31, 2008........... $      26,242.7     $       638.6     $        3,023.5   $    23,857.8
                                      ================== =================  ================== ================

        (1) Includes publicly traded agency pass-through securities and collateralized mortgage obligations
        (2) Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans
        (3) Amounts represent OTTI losses in AOCI, which were not included in earnings as a result of the adoption of new guidance on April 1, 2009.

        At December 31, 2009 and 2008, respectively, the Company had trading fixed maturities with an amortized cost of $114.6 million and $79.6 million and carrying values of $125.9 million and $76.2 million. Gross unrealized gains on trading fixed maturities were $12.3 million and $0.1 million and gross unrealized losses were $1.0 million and $3.5 million for 2009 and 2008, respectively.

        The contractual maturities of AFS fixed maturities (excluding redeemable preferred stock) at December 31, 2009 are shown in the table below. Bonds not due at a single maturity date have been included in the table in the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                        AVAILABLE FOR SALE
                                                                ------------------------------------
                                                                   AMORTIZED
                                                                      COST            FAIR VALUE
                                                                -----------------  -----------------
                                                                           (IN MILLIONS)

Due in one year or less.......................................   $       874.9      $       898.9
Due in years two through five.................................         8,840.9            9,275.7
Due in years six through ten..................................         7,875.1            8,093.2
Due after ten years...........................................         4,335.9            4,300.3
                                                                -----------------  -----------------
     Subtotal.................................................        21,926.8           22,568.1
Commercial mortgage-backed bonds.............................          1,979.6            1,489.8
Residential mortgage-backed bonds.............................         1,604.6            1,650.6
Asset-backed bonds............................................           278.2              267.7
                                                                -----------------  -----------------
Total.........................................................   $    25,789.2      $    25,976.2
                                                                =================  =================

        During 2009, the Company recognized OTTI of $171.3 million on AFS fixed maturities, comprised of $165.4 million credit losses recognized in earnings and $5.9 million non-credit losses recognized in OCI. An additional $3.1 million OTTI was recognized in earnings related to AFS fixed maturities that the Company intended to sell or expected to be required to sell prior to recovering their amortized cost. No OTTI was recognized on equity securities.

        The following table sets forth the amount of credit loss impairments on fixed maturity securities held by the Company at the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts.


                   FIXED MATURITIES - CREDIT LOSS IMPAIRMENTS
                                  (IN MILLIONS)

        Balance at March 31, 2009                                                                      $         -
        Cumulative adjustment related to implementing new guidance on April 1, 2009...............            (121.7)
        Impact of Consolidation of Wind-up Annuities business.....................................              (5.6)
        Previously recognized impairments on securities that matured, paid, prepaid or sold.......             147.2
        Previously recognized impairments on securities impaired to fair value this period (1)....               -
        Impairments recognized this period on securities not previously impaired..................            (143.3)
        Additional impairments this period on securities previously impaired......................             (22.1)
        Increases due to passage of time on previously recorded credit losses.....................               -
        Accretion of previously recognized impairments due to increases in expected cash flows....               -
                                                                                                      -----------------
        Balance at December 31, 2009..............................................................     $      (145.5)
                                                                                                      =================

        (1) Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security's amortized cost.

        Net unrealized investment gains (losses) on fixed maturities and equity securities classified as available-for-sale are included in the consolidated balance sheets as a component of AOCI. The table below presents these amounts as of the dates indicated:

                                             DECEMBER 31,       December 31,
                                                 2009               2008
                                           -----------------  ------------------
                                                      (IN MILLIONS)

      AFS Securities:
        Fixed maturities:
          With OTTI loss.................   $        (10.9)    $          -
          All other......................            (15.7)          (2,380.0)
        Equity securities................              9.7               (4.9)
                                           -----------------  ------------------
      Net Unrealized Losses..............   $        (16.9)    $     (2,384.9)
                                           =================  ==================

        Changes in net unrealized investment gains (losses) recognized in AOCI include reclassification adjustments to reflect amounts realized in Net
        (loss) earnings for the current period that had been part of OCI in earlier periods. The tables that follow below present a rollforward of net unrealized investment gains (losses) recognized in AOCI, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other:

       NET UNREALIZED GAINS (LOSSES) ON FIXED MATURITIES WITH OTTI LOSSES

                                                                                                                          AOCI
                                               NET                                                  DEFERRED             (LOSS)
                                           UNREALIZED                                                INCOME          RELATED TO NET
                                              GAINS                                                    TAX             UNREALIZED
                                           (LOSSES) ON                         POLICYHOLDERS       (LIABILITY)         INVESTMENT
                                           INVESTMENTS           DAC            LIABILITIES           ASSET          GAINS (LOSSES)
                                         ----------------   ---------------   ----------------   ----------------   ----------------
                                                                                (IN MILLIONS)

Balance, January 1, 2009..............   $         -        $          -      $           -      $          -       $           -
Cumulative impact of implementing
  new guidance on April 1, 2009.......            (7.0)                 .8                -                 2.2                (4.0)
Net investment gains (losses)
  arising during the period...........           (21.4)                -                  -                 -                 (21.4)
Reclassification adjustment for
  OTTI (losses):
     Included in Net (loss) earnings..            22.1                 -                  -                 -                  22.1
     Excluded from Net
       (loss) earnings (1)............            (4.6)                -                  -                 -                  (4.6)
Impact of net unrealized investment
  gains (losses) on:
     DAC..............................             -                   4.8                -                 -                   4.8
     Deferred income taxes............             -                   -                  -                 (.3)                (.3)
     Policyholders liabilities........             -                   -                  -                 -                   -
Impact of consolidation of Wind-up
  Annuities business..................             -                   -                  -                 -                   -
                                         ----------------   ---------------   ----------------   ----------------   ----------------
Balance, December 31, 2009............   $       (10.9)     $          5.6    $           -      $          1.9     $          (3.4)
                                         ================   ===============   ================   ================   ================

        (1) Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

           ALL OTHER NET UNREALIZED INVESTMENT GAINS (LOSSES) IN AOCI

                                                                                                                        AOCI
                                               NET                                                DEFERRED             (LOSS)
                                           UNREALIZED                                              INCOME          RELATED TO NET
                                              GAINS                                                  TAX             UNREALIZED
                                           (LOSSES) ON                        POLICYHOLDERS      (LIABILITY)         INVESTMENT
                                           INVESTMENTS           DAC           LIABILITIES          ASSET          GAINS (LOSSES)
                                         ----------------   ---------------  ----------------  ----------------   -----------------
                                                                               (IN MILLIONS)

Balance January 1, 2009...............   $    (2,384.9)     $        553.6   $           -     $        681.3     $      (1,150.0)
Cumulative impact of implementing
  new guidance on April 1, 2009.......          (108.5)               19.2               -               31.2               (58.1)
Net investment gains (losses)
  arising during the period...........         2,657.4                 -                 -                -               2,657.4
Reclassification adjustment for
  OTTI (losses):
     Included in Net (loss) earnings..          (115.1)                -                 -                -                (115.1)
     Excluded from Net
       (loss) earnings (1)............             4.6                 -                 -                -                   4.6
Impact of net unrealized investment
  gains (losses) on:
     DAC..............................             -                (601.7)              -                -                (601.7)
     Deferred income taxes............             -                   -                 -             (715.0)             (715.0)
     Policyholders liabilities........             -                   -                 -                -                   -
Impact of consolidation of Wind-up
  Annuities business..................           (59.6)                -                 -                -                 (59.6)
                                         ----------------   ---------------  ----------------  ----------------   -----------------
Balance, December 31, 2009............   $        (6.1)     $        (28.9)  $           -     $         (2.5)    $         (37.5)
                                         ================   ===============  ================  ================   =================

        (1) Represents "transfers out" related to the portion of OTTI losses during the period that were not recognized in earnings for securities with no prior OTTI loss.

        The following tables disclose the fair values and gross unrealized losses of the 744 issues at December 31, 2009 and 1,373 issues at December 31, 2008 of fixed maturities that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position for the specified periods at the dates indicated:

                                                                 DECEMBER 31, 2009
                            --------------------------------------------------------------------------------------------
                               LESS THAN 12 MONTHS (1)        12 MONTHS OR LONGER (1)                TOTAL
                            -----------------------------  ----------------------------  -------------------------------
                                                GROSS                         GROSS                          GROSS
                                             UNREALIZED                     UNREALIZED                     UNREALIZED
                              FAIR VALUE       LOSSES        FAIR VALUE       LOSSES       FAIR VALUE        LOSSES
                            -------------  --------------  ------------   -------------  -------------   ---------------
                                                                   (IN MILLIONS)

  Fixed Maturities:
    Corporate.............. $     2,043.5  $      (53.9)   $    2,022.3   $     (181.2)  $     4,065.8   $     (235.1)
    U.S. Treasury,
      government and
      agency...............       1,591.7        (152.4)            -              -           1,591.7         (152.4)
    States and political
      subdivisions.........         209.7         (10.5)           23.5           (3.7)          233.2          (14.2)
    Foreign governments....          41.0           (.1)            5.1            -              46.1            (.1)
    Commercial
      mortgage-backed......          33.6         (15.7)        1,348.8         (476.2)        1,382.4         (491.9)
    Residential
      mortgage-backed......          54.1           (.1)            2.4            (.2)           56.5            (.3)
    Asset-backed...........          48.6          (8.5)           68.6          (12.9)          117.2          (21.4)
    Redeemable
      preferred stock......          51.2          (6.6)        1,283.3         (215.6)        1,334.5         (222.2)
                            -------------  --------------  ------------   -------------  -------------   ---------------
   Total                    $     4,073.4  $     (247.8)   $    4,754.0   $     (889.8)  $     8,827.4   $   (1,137.6)
                            =============  ==============  ============   =============  =============   ===============

        (1) The month count for aging of unrealized losses was reset back to historical unrealized loss month counts for securities impacted by the adoption of new guidance on April 1, 2009.

                                                                December 31, 2008
                           --------------------------------------------------------------------------------------------
                                Less Than 12 Months            12 Months or Longer                  Total
                           ------------------------------ -----------------------------  ------------------------------
                                              Gross                          Gross                          Gross
                                            Unrealized                     Unrealized                     Unrealized
                             Fair Value       Losses        Fair Value       Losses       Fair Value        Losses
                            -------------  --------------  ------------   -------------  -------------   ---------------
                                                                  (In Millions)

Fixed Maturities:
  Corporate..............   $     8,475.3  $     (985.0)   $    3,489.6   $     (728.9)  $   11,964.9    $   (1,713.9)
  U.S. Treasury,
    government and
    agency...............             -             -               -              -              -               -
  States and political
    subdivisions.........            52.2          (6.6)           17.7           (2.5)          69.9            (9.1)
  Foreign governments....            70.0          (5.6)            -              -             70.0            (5.6)
  Commercial mortgage-
     backed..............           308.7         (19.4)        1,342.5         (525.4)       1,651.2          (544.8)
  Residential mortgage-
     backed..............              .1           -               3.7            (.5)           3.8             (.5)
  Asset-backed...........            71.1          (6.7)           63.5          (28.0)         134.6           (34.7)
  Redeemable
    preferred stock......           510.0        (343.5)          521.8         (366.6)       1,031.8          (710.1)
                            -------------  --------------  ------------   -------------  -------------   ---------------

Total                       $     9,487.4  $   (1,366.8)   $    5,438.8   $   (1,651.9)  $   14,926.2    $   (3,018.7)
                            =============  ==============  ============   =============  =============  ================

        The Company's investments in fixed maturity securities do not include concentrations of credit risk of any single issuer greater than 10% of the consolidated equity of AXA Equitable other than securities of the U.S. government, U.S. government agencies, and certain securities guaranteed by the U.S. government. The

        Company maintains a diversified portfolio of corporate securities across industries and issuers and does not have exposure to any single issuer in excess of 0.39% of total investments. The largest exposures to a single issuer of corporate securities held at December 31, 2009 and 2008 were $149.8 million and $207.9 million, respectively. Corporate high yield securities, consisting primarily of public high yield bonds, are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or the National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2009 and 2008, respectively, approximately $2,211.7 million and $900.4 million, or 8.0% and 3.5%, of the $27,496.8 million and $26,211.0 million aggregate amortized cost of fixed maturities held by the Company were considered to be other than investment grade. These securities had net unrealized losses of $455.9 million and $214.2 million at December 31, 2009 and 2008, respectively.

        The Company does not originate, purchase or warehouse residential mortgages and is not in the mortgage servicing business. The Company's fixed maturity investment portfolio includes residential mortgage backed securities ("RMBS") backed by subprime and Alt-A residential mortgages, comprised of loans made by banks or mortgage lenders to residential borrowers with lower credit ratings. The criteria used to categorize such subprime borrowers include Fair Isaac Credit Organization ("FICO") scores, interest rates charged, debt-to-income ratios and loan-to-value ratios. Alt-A residential mortgages are mortgage loans where the risk profile falls between prime and subprime; borrowers typically have clean credit histories but the mortgage loan has an increased risk profile due to higher loan-to-value and debt-to-income ratios and/or inadequate documentation of the borrowers' income. At December 31, 2009, the Company owned $37.0 million in RMBS backed by subprime residential mortgage loans, and $23.0 million in RMBS backed by Alt-A residential mortgage loans. RMBS backed by subprime and Alt-A residential mortgages are fixed income investments supporting General Account liabilities.

        At December 31, 2009, the carrying value of fixed maturities that were non-income producing for the twelve months preceding that date was $20.6 million.

        For 2009, 2008 and 2007, respectively, investment income is shown net of investment expenses of $77.5 million, $101.3 million and $272.5 million.

        At December 31, 2009 and 2008, respectively, the Company's trading account securities had amortized costs of $331.7 million and $514.5 million and fair values of $484.6 million and $322.7 million. At December 31, 2009 and 2008, respectively, Other equity investments included the General Account's investment in Separate Accounts which had carrying values of $37.6 million and $38.5 million and costs of $34.9 million and $43.9 million as well as other equity securities with carrying values of $53.6 million and $26.8 million and costs of $43.9 million and $31.7 million.

        In 2009, 2008 and 2007, respectively, net unrealized and realized holding gains (losses) on trading account equity securities, including earnings (losses) on the General Account's investment in Separate Accounts, of $133.1 million, $(387.8) million and $35.6 million, respectively, were included in Net investment income in the consolidated statements of earnings.

        Mortgage Loans
        --------------

        The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to zero at December 31, 2009 and 2008, respectively. Gross interest income on these loans included in net investment income totaled zero, zero and $3.9 million in 2009, 2008 and 2007, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans was $3.3 million in 2007; there were no such amounts in 2009 and 2008.

        During 2009, 2008 and 2007, respectively, the Company's average recorded investment in impaired mortgage loans was $0.1 million, $7.4 million and $49.1 million. Interest income recognized on these impaired mortgage loans totaled $0.6 million and $4.5 million for 2008 and 2007, respectively; there was no such amount in 2009.

        At December 31, 2009 and 2008, respectively, there were no mortgage loans on real estate that had been classified as nonaccrual loans.

        Equity Real Estate
        ------------------

        The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures. At December 31, 2009 and 2008, respectively, the Company owned no real estate acquired in satisfaction of debt. During 2009, 2008 and 2007 no real estate was acquired in satisfaction of debt.

        Accumulated depreciation on real estate was zero and $189.8 million at December 31, 2009 and 2008, respectively. Depreciation expense on real estate totaled $9.2 million, $12.8 million and $14.2 million for 2009, 2008 and 2007, respectively.

        Valuation Allowances for Mortgage Loans and Equity Real Estate
        --------------------------------------------------------------

        There were no investment valuation allowances for mortgage loans and equity real estate at December 31, 2009. Investment valuation allowances for mortgage loans and equity real estate at December 31, 2008 and 2007 follows:

                                                     2008            2007
                                                -------------    -------------
                                                         (IN MILLIONS)

        Balances, beginning of year..........    $   1.4          $  21.0
        Additions charged to income..........        -               20.9
        Deductions for writedowns and
          asset dispositions.................       (1.4)           (40.5)
                                                -------------    -------------
        Balances, End of Year................    $   -            $   1.4
                                                =============    =============

        Balances, end of year comprise:
          Mortgage loans on real estate......    $   -            $   1.4
                                                -------------    -------------
        Total................................    $   -            $   1.4
                                                =============    =============

        Equity Method Investments
        -------------------------

        Included in other equity investments are interests in limited partnership interests and investment companies accounted for under the equity method with a total carrying value of $1,308.4 million and $1,414.6 million, respectively, at December 31, 2009 and 2008. Included in equity real estate are interests in real estate joint ventures accounted for under the equity method with a total carrying value of $90.6 million and $48.3 million, respectively, at December 31, 2009 and 2008. The Company's total equity in net (losses) earnings for these real estate joint ventures and limited partnership interests was $(77.6) million, $(58.1) million and $237.1 million, respectively, for 2009, 2008 and 2007.

        Summarized below is the combined financial information only for those real estate joint ventures and for those limited partnership interests accounted for under the equity method in which the Company has an investment of $10.0 million or greater and an equity interest of 10% or greater (3 and 4 individual ventures at

        December 31, 2009 and 2008, respectively) and the Company's carrying value and equity in net (loss) earnings for those real estate joint ventures and limited partnership interests:

                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     2009                2008
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)

        BALANCE SHEETS
        Investments in real estate, at depreciated cost......................    $      546.6       $      318.2
        Investments in securities, generally at fair value...................            33.9               47.3
        Cash and cash equivalents............................................            20.6                7.8
        Other assets.........................................................              .8                8.7
                                                                                ----------------   -----------------
        Total Assets.........................................................    $      601.9       $      382.0
                                                                                ================   =================

        Borrowed funds - third party.........................................    $      309.5       $      190.3
        Other liabilities....................................................            15.1                3.1
                                                                                ----------------   -----------------
        Total liabilities....................................................           324.6              193.4
                                                                                ----------------   -----------------

        Partners' capital....................................................           277.3              188.6
                                                                                ----------------   -----------------
        Total Liabilities and Partners' Capital..............................    $      601.9       $      382.0
                                                                                ================   =================

        The Company's Carrying Value in Those Entities Included Above........    $      155.4       $      110.6
                                                                                ================   =================


                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        STATEMENTS OF EARNINGS
        Revenues of real estate joint ventures.............. $        30.3       $       59.9       $       77.5
        Net revenues of other limited partnership interests.           (5.4)               -                 15.3
        Interest expense - third party......................          (6.8)             (14.1)             (18.2)
        Other expenses......................................         (17.4)             (37.3)             (43.8)
                                                            -----------------   ----------------   -----------------
        Net Earnings........................................ $          .7       $        8.5       $       30.8
                                                            =================   ================   =================

        The Company's Equity in Net (Loss) Earnings of
          Those Entities Included Above.....................$         (2.4)     $        12.3       $       24.6
                                                            =================   ================   =================

        Derivatives
        -----------

        The table below presents quantitative disclosures about the Company's derivative instruments at December 31, 2009, including those embedded in other contracts though required to be accounted for as derivative instruments.

                       DERIVATIVE INSTRUMENTS BY CATEGORY
                   AT OR FOR THE YEAR ENDED DECEMBER 31, 2009

                                                              FAIR VALUE             GAINS (LOSSES)
                                                     -----------------------------    REPORTED IN
                                          NOTIONAL       ASSET         LIABILITY       NET (LOSS)
                                           AMOUNT      DERIVATIVES    DERIVATIVES       EARNINGS
                                         ----------  --------------  -------------   --------------
                                                     (IN MILLIONS)

FREESTANDING DERIVATIVES:
Equity contracts(1):
   Futures.........................      $  3,399.4  $       -         $     -       $  (1,141.5)
   Swaps...........................           801.0           .8            19.1          (270.7)
   Options.........................        11,650.0        920.1         1,138.6          (817.6)

Interest rate contracts (1):
   Floors..........................        15,000.0        299.6             -            (128.2)
   Swaps...........................         2,100.0         86.2            24.8          (178.4)
   Futures.........................         3,790.9          -               -            (526.1)
   Swaptions.......................         1,200.0         44.6             -             (16.9)

Other freestanding contracts (2):..             -            -               -               -
                                                                                      ------------
   NET INVESTMENT LOSS                                                                  (3,079.4)
                                                                                      ------------

EMBEDDED DERIVATIVES:
GMIB reinsurance contracts(2)......             -        2,255.8             -          (2,565.9)

GWBL features (3)..................             -            -              54.9           217.7

                                         ----------  --------------  -------------   --------------
Balances, Dec. 31, 2009............      $ 37,941.3  $   3,607.1       $ 1,237.4     $  (5,427.9)
                                         ==========  ==============  =============   ==============

        (1) Reported in Other invested assets in the consolidated balance sheets.
        (2) Reported in Other assets in the consolidated balance sheets.
        (3) Reported in Future policy benefits and other policyholder liabilities.

4)      GOODWILL AND OTHER INTANGIBLE ASSETS

        The carrying value of goodwill related to AllianceBernstein totaled $3,410.5 million and $3,413.8 million at December 31, 2009 and 2008, respectively. The Company tests this goodwill for recoverability each annual reporting period at December 31 and at interim periods if facts or circumstances are indicative of potential impairment. In accordance with the accounting guidance, the Company determined that goodwill was not impaired at December 31, 2009 and 2008 as the fair value of its investment in AllianceBernstein, the reporting unit, exceeded its carrying value at each respective measurement date.

        The Company primarily uses a discounted cash flow valuation technique to measure the fair value of its AllianceBernstein reporting unit for purpose of goodwill impairment testing. The estimated fair value is determined using a discounted cash flow valuation technique consisting of applying business growth rate assumptions over the estimated life of the goodwill asset and then discounting the resulting expected cash flows to arrive at a present value amount that approximates fair value. In these tests, the discounted expected cash flow model uses AllianceBernstein's current business plan, which factors in current market conditions and all material events that have impacted, or that management believes at the time could potentially impact, future expected cash flows for the first four years and a compounded annual growth rate thereafter. The resulting amount, net of noncontrolling interest, was tax-effected to reflect taxes incurred at the Company level. At December 31, 2009, the impairment test indicated that goodwill was not impaired.

        The gross carrying amount of AllianceBernstein related intangible assets were $555.4 million and $553.8 million at December 31, 2009 and 2008, respectively and the accumulated amortization of these intangible assets were $289.4 million and $265.3 million at December 31, 2009 and 2008, respectively. Amortization expense related to the AllianceBernstein intangible assets totaled $24.1 million, $23.7 million and $23.5 million for 2009, 2008 and 2007, respectively, and estimated amortization expense for each of the next five years is expected to be approximately $22.0 million. AllianceBernstein tests intangible assets for impairment quarterly by comparing their fair value, as determined by applying a present value technique to expected cash flows, to their carrying value. Each quarter, significant assumptions used to estimate the expected cash flows from these intangible assets, primarily investment management contracts, are updated to reflect management's consideration of current market conditions on expectations made with respect to customer account attrition and asset growth rates. As of December 31, 2009, AllianceBernstein determined that these intangible assets were not impaired.

        At December 31, 2009 and 2008, respectively, net deferred sales commissions totaled $90.2 million and $113.5 million and are included within the Investment Management segment's Other assets. The estimated amortization expense of deferred sales commissions based on the December 31, 2009 net asset balance for each of the next five years is $41.2 million, $24.7 million, $15.2 million, $7.9 million and $1.1 million. AllianceBernstein tests the deferred sales commission asset for impairment quarterly by comparing undiscounted future cash flows to the recorded value, net of accumulated amortization. Each quarter, significant assumptions used to estimate the future cash flows are updated to reflect management's consideration of current market conditions on expectations made with respect to future market levels and redemption rates. As of December 31, 2009, AllianceBernstein determined that the deferred sales commission asset was not impaired.

        To the extent that securities valuations remain depressed for prolonged periods of time and market conditions stagnate or worsen as a result of the global financial crisis, AllianceBernstein's assets under management, revenues, profitability, and unit price likely would be adversely affected. As a result, more frequent impairment testing may be required and potentially could result in an impairment of the goodwill, intangible assets, and/or deferred sales commission asset attributable to AllianceBernstein. In addition, subsequent impairment testing may be based upon different assumptions and future cash flow projections than used at December 31, 2009 as management's current business plan could be negatively impacted by other risks to which AllianceBernstein's business is subject, including, but not limited to, retention of investment management contracts, selling and distribution agreements, and existing relationships with clients and various financial intermediaries. Any impairment would reduce the recorded goodwill, intangible assets, and/or deferred sales commission asset amounts with a corresponding charge to earnings.

5)      CLOSED BLOCK

        Summarized financial information for the Closed Block is as follows:

                                                                                         DECEMBER 31,
                                                                               ------------------------------
                                                                                    2009             2008
                                                                               -------------    -------------
                                                                                       (IN MILLIONS)

        CLOSED BLOCK LIABILITIES:
        Future policy benefits, policyholders' account balances and other....  $   8,411.7      $   8,544.8
        Other liabilities....................................................         69.8             71.3
                                                                               -------------    -------------
        Total Closed Block liabilities.......................................      8,481.5          8,616.1
                                                                               -------------    -------------

        ASSETS DESIGNATED TO THE CLOSED BLOCK:
        Fixed maturities, available for sale, at fair value (amortized
           cost of $5,575.5 and $5,517.6)....................................      5,631.2          5,041.5
        Mortgage loans on real estate........................................      1,028.5          1,107.1
        Policy loans.........................................................      1,157.5          1,180.3
        Cash and other invested assets.......................................         68.2            104.2
        Other assets.........................................................        264.1            472.4
                                                                               -------------    -------------
        Total assets designated to the Closed Block..........................      8,149.5          7,905.5
                                                                               -------------    -------------

        Excess of Closed Block liabilities over assets designated to
           the Closed Block..................................................        332.0            710.6

        Amounts included in accumulated other comprehensive income:
           Net unrealized investment gains (losses), net of deferred
             income tax (expense) benefit of $(23.4) and $166.4..............         43.6           (309.2)
                                                                               -------------    -------------

        Maximum Future Earnings To Be Recognized From
           Closed Block Assets and Liabilities...............................  $     375.6      $     401.4
                                                                               =============    =============

        Closed Block revenues and expenses were as follows:

                                                                   2009           2008           2007
                                                              -------------  -------------  -------------
                                                                           (IN MILLIONS)

        REVENUES:
        Premiums and other income............................ $      381.9   $     392.6    $     409.6
        Investment income (net of investment
           expenses of $.1, $1.1, and $.2)...................        481.6         496.0          501.8
        Investment (losses) gains, net:
            Total OTTI losses................................        (10.0)        (45.8)          (3.0)
            Portion of loss recognized in
              other comprehensive income.....................           .2           -              -
                                                              -------------  -------------  -------------
            Net impairment losses recognized.................         (9.8)        (45.8)          (3.0)
            Other investment gains (losses), net.............           .4          (1.7)          10.9
                                                              -------------  -------------  -------------
                Total investment (losses) gains, net.........         (9.4)        (47.5)           7.9
                                                              -------------  -------------  -------------
        Total revenues.......................................        854.1         841.1          919.3
                                                              -------------  -------------  -------------

        BENEFITS AND OTHER DEDUCTIONS:
        Policyholders' benefits and dividends................        811.7         818.7          828.2
        Other operating costs and expenses...................          2.6           7.4            2.7
                                                              -------------  -------------  -------------
        Total benefits and other deductions..................        814.3         826.1          830.9
                                                              -------------  -------------  -------------

        Net revenues before income taxes.....................         39.8          15.0           88.4
        Income tax expense...................................        (14.0)         (5.2)         (31.0)
                                                              -------------  -------------  -------------
        Net Revenues......................................... $       25.8   $       9.8    $      57.4
                                                              =============  =============  =============

        The balance for policyholder dividend obligation for both December 31, 2009 and December 31, 2008 was zero.

        During 2009, 2008 and 2007, the Closed Block's average recorded investment in impaired mortgage loans were zero, $0.4 million and $36.3 million, respectively. Interest income recognized on these impaired mortgage loans totaled zero, zero and $3.9 million for 2009, 2008 and 2007, respectively.

        There were no valuation allowances on mortgage loans at December 31, 2009 and 2008. Writedowns of fixed maturities were $9.8 million, $45.8 million and $3.0 million for 2009, 2008 and 2007, respectively.


6)      CONTRACTHOLDER BONUS INTEREST CREDITS

        Changes in the deferred asset for contractholder bonus interest credits are as follows:

                                                               DECEMBER 31,
                                                          ----------------------
                                                              2009        2008
                                                          ----------- ----------
                                                               (IN MILLIONS)

        Balance, beginning of year....................... $   807.9   $ 754.2
        Contractholder bonus interest credits deferred ..      60.6     137.6
        Amortization charged to income ..................     (73.6)    (83.9)
                                                          ----------- ----------
        Balance, End of Year ............................ $   794.9   $ 807.9
                                                          =========== ==========

7)      FAIR VALUE DISCLOSURES

        Assets and liabilities measured at fair value on a recurring basis are summarized below as of the dates indicated:

                  FAIR VALUE MEASUREMENTS AT DECEMBER 31, 2009

                                                 LEVEL 1          LEVEL 2         LEVEL 3           TOTAL
                                             -------------    -------------   -------------    -------------
                                                                     (IN MILLIONS)
ASSETS
Investments:
 Fixed maturities, available-for-sale:
    Corporate.........................       $       -        $   19,728.5    $      465.6     $  20,194.1
    U.S. Treasury, government
       and agency.....................               -             1,690.0             -           1,690.0
    States and political subdivisions.               -               334.3            47.4           381.7
    Foreign governments...............               -               281.6            20.7           302.3
    Commercial mortgage-backed(1).....               -                 -           1,489.8         1,489.8
    Residential mortgage-backed(1)....               -             1,650.6             -           1,650.6
    Asset-backed(2)...................               -                50.6           217.1           267.7
    Redeemable preferred stock........             190.6           1,291.0            12.4         1,494.0
                                             -------------    -------------   -------------    -------------
       Subtotal.......................             190.6          25,026.6         2,253.0        27,470.2
                                             -------------    -------------   -------------    -------------
 Other equity investments.............              90.3               -                .9            91.2
 Trading securities...................             423.0              60.9              .7           484.6
 Other invested assets................               -               (36.3)          299.6           263.3
Cash equivalents......................           1,366.5               -               -           1,366.5
Segregated securities.................               -               985.7             -             985.7
GMIB reinsurance contracts............               -                 -           2,255.8         2,255.8
Separate Accounts' assets.............          82,102.3           1,684.5           229.7        84,016.5
                                             -------------    -------------   -------------    -------------
    Total Assets......................       $  84,172.7      $   27,721.4    $    5,039.7     $ 116,933.8
                                             =============    =============   =============    =============

LIABILITIES
GWBL features' liability..............       $       -        $        -      $       54.9     $      54.9
                                             -------------    -------------   -------------    -------------
    Total Liabilities.................       $       -        $        -      $       54.9     $      54.9
                                             =============    =============   =============    =============

        (1) Includes publicly traded agency pass-through securities and collateralized obligations.
        (2) Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

                  Fair Value Measurements at December 31, 2008

                                                Level 1          Level 2         Level 3            Total
                                             -------------    -------------   -------------    --------------
                                                                     (In Millions)
ASSETS
Investments:
  Fixed maturities, available-for-sale       $     149.9      $   21,256.7    $    2,424.4     $   23,831.0
  Other equity investments............              63.4               -               2.0             65.4
  Trading securities..................             322.6               -                .1            322.7
  Other invested assets...............              31.1             419.0           547.0            997.1
Loans to affiliates...................               -               588.3             -              588.3
Cash equivalents......................           1,832.3               -               -            1,832.3
Segregated securities.................               -             2,572.6             -            2,572.6
GMIB reinsurance contracts............               -                 -           4,821.7          4,821.7
Separate Accounts' assets.............          66,044.4           1,248.3           334.3         67,627.0
                                             -------------    -------------   -------------    --------------
    Total Assets......................       $  68,443.7      $   26,084.9    $    8,129.5     $  102,658.1
                                             =============    =============   =============    ==============

LIABILITIES
GWBL features' liability..............       $       -        $        -      $      272.6     $      272.6
                                             -------------    -------------   -------------    --------------
    Total Liabilities.................       $       -        $        -      $      272.6     $      272.6
                                             =============    =============   =============    ==============

        The table below presents a reconciliation for all Level 3 assets at December 31, 2009 and 2008, respectively:

                               LEVEL 3 INSTRUMENTS
                             FAIR VALUE MEASUREMENTS
                                  (IN MILLIONS)

                                                   U.S.                   STATE AND
                                                TREASURY,                 POLITICAL     COMMERCIAL     RESIDENTIAL
                                                GOVT AND     FOREIGN         SUB-        MORTGAGE-      MORTGAGE-       ASSET-
                                   CORPORATE     AGENCY       GOVTS       DIVISIONS       BACKED          BACKED        BACKED
                                  -----------  ----------   ----------   -----------   ------------   -------------   ---------
Balance, January 1, 2009........   $   411.1    $   -        $   64.0     $   55.4      $  1,587.3     $       -      $ 304.1
Total gains (losses), realized
 and unrealized, included in:
   Earnings as:
    Net investment income.......         1.9        -             -            -               3.1             -         (1.7)
    Investment (losses), net....       (40.4)       -             -            -             (23.8)            -        (19.6)
    (Decrease) increase in
     the fair value of the
     reinsurance contracts......         -          -             -            -               -               -          -
                                  -----------  ----------   ----------   -----------   ------------   -------------   ---------
      Subtotal..................       (38.5)       -             -            -             (20.7)            -        (21.3)
                                  -----------  ----------   ----------   -----------   ------------   -------------   ---------
   Other comprehensive
    income (loss)...............        13.9        -             2.5         (7.2)           49.1             -         20.3
Purchases/issuances.............       107.1        -             1.0          -               -               -          -
Sales/settlements...............       (41.5)       -             (.2)         (.8)         (127.3)            -        (47.9)
Transfers into/out of
 Level 3 (2)....................        13.5        -           (46.6)         -               1.4             -        (38.1)
                                  -----------  ----------   ----------   -----------   ------------   -------------   ---------
Balance, Dec. 31, 2009..........   $   465.6    $   -        $   20.7     $   47.4      $  1,489.8     $       -      $ 217.1
                                  ===========  ==========   ==========   ===========   ============   =============   ==========

        (1) Includes Trading Securities' Level 3 amount.
        (2) Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

                                    REDEEMABLE        OTHER            OTHER             GMIB         SEPARATE          GWBL
                                     PREFERRED        EQUITY          INVESTED       REINSURANCE      ACCOUNTS        FEATURES
                                      STOCK        INVESTMENTS(1)      ASSETS           ASSET          ASSETS        LIABILITY
                                  --------------  ----------------  -------------   --------------  -------------  --------------
Balance, January 1, 2009......... $         2.5   $          2.1    $       547.0   $     4,821.7   $     334.3    $       272.6
Total gains (losses), realized
 and unrealized, included in:
   Earnings as:
    Net investment income....               -                -             (357.2)            -             -                -
    Investment (losses), net.             (45.1)             -                -               -           (94.8)             -
    (Decrease) increase in
     the fair value of the
     reinsurance contracts...               -                -                -          (2,746.3)          -                -
    Policyholders' benefits..               -                -                -               -             -             (229.6)
                                  --------------  ----------------  -------------   --------------  -------------  --------------
      Subtotal...............             (45.1)             -             (357.2)       (2,746.3)        (94.8)          (229.6)
                                  --------------  ----------------  -------------   --------------  -------------  --------------
   Other comprehensive
    income (loss)............              34.1              -                -               -             -                -
Purchases/issuances..........                                                 -             180.4           1.2             11.9
Sales/settlements............               -               (1.2)           109.8             -            (7.3)             -
Transfers into/out of
 Level 3 (2).................              20.9               .7              -               -            (3.7)             -
                                  --------------  ----------------  -------------   --------------  -------------  --------------
Balance, Dec. 31, 2009.......     $        12.4   $          1.6    $       299.6   $     2,255.8   $     229.7    $        54.9
                                  ==============  ================  =============   ==============  =============  ==============

        (1) Includes Trading securities' Level 3 amount.
        (2) Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

                               LEVEL 3 INSTRUMENTS
                             FAIR VALUE MEASUREMENTS
                                  (IN MILLIONS)

                                       Fixed
                                     Maturities        Other           Other           GMIB           Separate       GWBL
                                     Available         Equity         Invested      Reinsurance       Accounts      Features
                                      For Sale     Investments(1)      Assets          Asset           Assets      Liability
                                   ------------   ---------------    ----------    -------------    -----------   ----------

Balance, Dec. 31, 2007..........   $   2,503.4    $       3.0        $    160.9    $    124.7       $      40.8   $    -
 Impact of adopting fair value
   guidance, included in
   earnings .................              -              -                 -           210.6               -          -
                                   ------------   ---------------    ----------    -------------    -----------   ----------
Balance, Jan. 1, 2008........          2,503.4            3.0             160.9         335.3              40.8        -
                                   ------------   ---------------    ----------    -------------    -----------   ----------
 Total gains (losses), realized
  and unrealized, included in:
    Earnings as:
     Net investment income...              3.3            -               359.3           -                 -          -
     Investment (losses)
      gains, net.............           (144.5)          (1.1)              -             -               (17.4)       -
     Commissions, fees and
      other income...........              -              -                 -         3,571.2               -          -
     Policyholders' benefits.              -              -                 -             -                 -        265.2
                                   ------------   ---------------    ----------    -------------    -----------   ----------
           Subtotal..........           (141.2)          (1.1)            359.3       3,571.2             (17.4)     265.2
                                   ------------   ---------------    ----------    -------------    -----------   ----------
     Other comprehensive
       (loss) income.........           (384.6)            .6               -             -                 -          -
 Purchases/issuances and
  sales/settlements, net.....            (85.6)           (.4)             26.8         915.2             248.6        7.4
 Transfers into/out of
  Level 3(2).................            532.4            -                 -             -                62.3        -
                                   ------------   ---------------    ----------    -------------    -----------   ----------
Balance, Dec. 31, 2008.......      $   2,424.4    $       2.1        $    547.0    $  4,821.7       $     334.3   $  272.6
                                   ============   ===============    ==========    =============    ===========   ==========


        (1) Includes Trading securities' Level 3 amount.
        (2) Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

        The table below details changes in unrealized gains (losses) for 2009 and 2008 by category for Level 3 assets still held at December 31, 2009 and 2008, respectively:

                                                              EARNINGS
                                         ----------------------------------------------------
                                                          INVESTMENT        CHANGE IN
                                              NET            GAINS        FAIR VALUE OF                         POLICY-
                                          INVESTMENT       (LOSSES),       REINSURANCE                          HOLDERS'
                                            INCOME            NET           CONTRACTS            OCI            BENEFITS
                                         ------------    ------------    --------------     -------------    --------------
                                                                          (IN MILLIONS)
Level 3 Instruments
Full Year 2009
Still Held at December 31, 2009:
   Change in unrealized gains
   or losses
     Fixed maturities,
      available-for-sale:
        Corporate....................    $      -        $      -        $       -          $      (2.2)     $       -
        U.S. Treasury, government
          and agency.................           -               -                -                  -                -
        State and political
          subdivisions...............           -               -                -                 (7.3)             -
        Foreign governments..........           -               -                -                  2.5              -
        Commercial
          mortgage-backed............           -               -                -                 36.8              -
        Residential
          mortgage-backed............           -               -                -                  -                -
        Asset-backed.................           -               -                -                  7.1              -
        Redeemable preferred stock...           -               -                -                 34.1              -
                                         ------------    ------------    --------------     -------------    --------------
            Subtotal.................           -               -                -                 71.0              -
     Equity securities,
        available for sale...........           -               -                -                  -                -
     Other equity investments........           -               -                -                  0.2              -
     Other invested assets...........        (247.4)            -                -                  -                -
     Cash equivalents................           -               -                -                  -                -
     Segregated securities...........           -               -                -                  -                -
     GMIB reinsurance contracts......           -               -           (2,565.9)               -                -
     Separate Accounts' assets.......           -             (95.5)             -                  -                -
     GWBL features' liability........           -               -                -                  -              217.7
                                         ------------    ------------    --------------     -------------    --------------
         Total.......................    $   (247.4)     $    (95.5)     $  (2,565.9)       $      71.2      $     217.7
                                         ============    ============    ==============     =============    ==============

                                                               Earnings
                                              -------------------------------------------
                                                                              Change in
                                                  Net         Investment    Fair Value of                    Policy-
                                              Investment        Gains        Reinsurance                     holders'
                                                Income      (Losses), Net     Contracts          OCI         Benefits
                                              ----------    -------------   -------------    -----------    -----------
                                                                            (In Millions)
Full Year 2008
Still Held at December 31, 2008:
   Change in unrealized gains or losses
     Fixed maturities, available
       for sale....................           $       -     $        -      $        -      $     (394.1)   $        -
     Other equity investments......                   -              -               -                .6             -
     Other invested assets.........                 386.1            -               -               -               -
     Cash equivalents..............                   -              -               -               -               -
     Segregated securities.........                   -              -               -               -               -
     GMIB reinsurance contracts....                   -              -           3,571.2             -               -
     Separate Accounts' assets.....                   -            (16.6)            -               -               -
     GWBL features' liability......                   -              -               -               -             265.2
                                              -----------   -------------   ------------    -------------   ------------
       Total.......................           $     386.1   $      (16.6)   $    3,571.2    $     (393.5)   $      265.2
                                              ===========   =============   ============    =============   ============

        Fair value measurements are required on a non-recurring basis for certain assets, including goodwill, mortgage loans on real estate, equity real estate held for production of income, and equity real estate held for sale, only when an other-than-temporary impairment or other event occurs. When such fair value measurements are recorded, they must be classified and disclosed within the fair value hierarchy. At December 31, 2009 and 2008, no assets were required to be measured at fair value on a non-recurring basis.

        The carrying values and fair values for financial instruments not otherwise disclosed in Notes 3, 6, 11 and 17 are presented below. Certain financial instruments are exempt from the requirements for fair value disclosure, such as insurance liabilities other than financial guarantees and investment contracts and pension and other postretirement obligations.

                                                                           DECEMBER 31,
                                                --------------------------------------------------------------------
                                                              2009                               2008
                                                ---------------------------------  ---------------------------------
                                                   CARRYING           FAIR            Carrying            Fair
                                                    VALUE             VALUE            Value             Value
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (IN MILLIONS)
        Consolidated:
        -------------
          Mortgage loans on real estate......... $    3,554.8     $     3,547.4     $     3,673.9     $    3,624.5
          Other limited partnership interests...      1,308.4           1,308.4           1,414.6          1,414.6
          Policyholders liabilities:
            Investment contracts................      2,721.0           2,729.4           3,072.9          3,162.5
            Loans to Affiliates.................      1,048.3           1,077.2             588.3            588.3
          Long-term debt........................        199.9             226.0             199.9            190.8

        Closed Blocks:
        --------------
          Mortgage loans on real estate......... $    1,028.5     $     1,021.2     $     1,107.1     $    1,102.6
          Other equity investments..............          1.5               1.5               2.7              2.7
          SCNILC liability......................          7.6               7.6               8.6              8.6

        Wind-up Annuities(1):
        ---------------------
          Mortgage loans on real estate......... $        -       $         -       $         1.2     $        1.3
          Other equity investments..............          -                 -                 1.3              1.3
          Guaranteed interest contracts.........          -                 -                 5.5              6.2

        (1) At December 31, 2009, the remaining assets and liabilities of the group non-participating wind-up annuity line of business ("Wind-up Annuities") were consolidated into the Company's consolidated balance sheet on a line by line basis. At December 31, 2009 Wind-up Annuities had mortgage loans on real estate with a carrying value of $150.4 million and fair value of $156.4 million; other equity investment, with a carrying value and fair value of $1.3 million and guaranteed interest contracts with a carrying value of $5.4 million and a fair value of $5.6 million.

8)      GMDB, GMIB, GWBL AND NO LAPSE GUARANTEE FEATURES

        A) Variable Annuity Contracts - GMDB, GMIB and GWBL
           ------------------------------------------------

        The Company has certain variable annuity contracts with GMDB, GMIB, and/or GWBL features in-force that guarantee one of the following:

          o Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);

          o Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

          o Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages;

          o Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit which may include a five year or annual reset; or

          o Withdrawal: the withdrawal is guaranteed up to a maximum amount per year for life.

        The following table summarizes the GMDB and GMIB liabilities, before reinsurance ceded, reflected in the General Account in future policy benefits and other policyholders liabilities:

                                                                  GMDB               GMIB               TOTAL
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Balance at January 1, 2007.........................  $       163.7      $         228.3    $         392.0
          Paid guarantee benefits..........................          (30.6)                (2.7)             (33.3)
          Other changes in reserve.........................          120.0                 84.3              204.3
                                                            -----------------   ----------------   -----------------
        Balance at December 31, 2007.......................          253.1                309.9              563.0
          Paid guarantee benefits..........................          (72.8)                (8.2)             (81.0)
          Other changes in reserve.........................          800.6              1,678.2            2,478.8
                                                            -----------------   ----------------   -----------------
        Balance at December 31, 2008.......................          980.9              1,979.9            2,960.8
          Paid guarantee benefits..........................         (249.1)               (57.6)            (306.7)
          Other changes in reserve.........................          354.7               (309.4)              45.3
                                                            -----------------   ----------------   -----------------
        Balance at December 31, 2009.......................  $     1,086.5      $       1,612.9    $       2,699.4
                                                            =================   ================   =================

        Related GMDB reinsurance ceded amounts were:

                                                                  GMDB
                                                            -----------------
                                                             (IN MILLIONS)

        Balance at January 1, 2007.........................  $        23.6
          Paid guarantee benefits ceded....................           (7.6)
          Other changes in reserve.........................           11.5
                                                            -----------------
        Balance at December 31, 2007.......................           27.5
          Paid guarantee benefits..........................           (7.1)
          Other changes in reserve.........................          306.9
                                                            -----------------
        Balance at December 31, 2008.......................          327.3
          Paid guarantee benefits..........................          (86.6)
          Other changes in reserve.........................          164.3
                                                            -----------------
        Balance at December 31, 2009.......................  $       405.0
                                                            =================

        The GMIB reinsurance contracts are considered derivatives and are reported at fair value.

        The December 31, 2009 values for variable annuity contracts in-force on such date with GMDB and GMIB features are presented in the following table. For contracts with the GMDB feature, the net amount at risk in the event of death is the amount by which the GMDB benefits exceed related account values. For contracts with the GMIB feature, the net amount at risk in the event of annuitization is the amount by which the present value of the GMIB benefits exceeds related account values, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. Since variable annuity contracts with GMDB guarantees may also offer GMIB guarantees in the same contract, the GMDB and GMIB amounts listed are not mutually exclusive:

                                                     RETURN
                                                       OF
                                                     PREMIUM        RATCHET        ROLL-UP         COMBO             TOTAL
                                                 --------------  ------------   -------------   --------------   --------------
                                                                             (DOLLARS IN MILLIONS)
        GMDB:
        -----
          Account values invested in:
             General Account..................   $    11,156     $     279      $      161      $       531      $    12,127
             Separate Accounts................   $    25,729     $   6,944      $    4,231      $    31,686      $    68,590
          Net amount at risk, gross...........   $     2,444     $   1,728      $    2,861      $    10,511      $    17,544
          Net amount at risk, net of
             amounts reinsured................   $     2,444     $     1,102    $    1,933      $     4,357      $     9,836
          Average attained age of
             contractholders..................            49.7          62.3            67.0             62.5             53.4
          Percentage of contractholders
             over age 70......................             7.6%         24.8%           41.8%            23.8%            12.9%
          Range of contractually specified
             interest rates..................           N/A             N/A            3%-6%         3%-6.5%          3%-6.5%

        GMIB:
        -----
          Account values invested in:
             General Account..................          N/A             N/A     $       36      $       775      $       811
             Separate Accounts................          N/A             N/A     $    2,836      $    43,484      $    46,320
          Net amount at risk, gross...........          N/A             N/A     $    1,318      $     1,027      $     2,345
          Net amount at risk, net of
             amounts reinsured................          N/A             N/A     $      386      $       253      $       639
          Weighted average years remaining
             until annuitization..............          N/A             N/A              1.1              7.0              6.5
          Range of contractually
             specified interest rates........           N/A             N/A          3%-6%           3%-6.5%          3%-6.5%

        The GWBL related liability was $54.9 million at December 31, 2009; which is accounted for as an embedded derivative. This liability reflects the present value of expected future payments (benefits) less the fees attributable to the GWBL feature over a range of market consistent economic scenarios.

        B) Separate Account Investments by Investment Category Underlying GMDB and GMIB Features
           -------------------------------------------------------------------

        The total account values of variable annuity contracts with GMDB and GMIB features include amounts allocated to the guaranteed interest option, which is part of the General Account and variable investment options that invest through Separate Accounts in variable insurance trusts. The following table presents the aggregate fair value of assets, by major investment category, held by Separate Accounts that support variable annuity contracts with GMDB and GMIB benefits and guarantees. The investment performance of the assets impacts the related account values and, consequently, the net amount of risk associated with the GMDB and GMIB benefits and guarantees. Since variable annuity contracts with GMDB benefits and guarantees may also offer GMIB benefits and guarantees in each contract, the GMDB and GMIB amounts listed are not mutually exclusive:

               INVESTMENT IN VARIABLE INSURANCE TRUST MUTUAL FUNDS

                                                                 DECEMBER 31,
                                                        ---------------------------
                                                             2009           2008
                                                        ------------  -------------
                                                             (IN MILLIONS)

       GMDB:
          Equity......................................   $ 41,447      $ 30,428
          Fixed income................................      3,957         3,745
          Balanced....................................     20,940        17,469
          Other.......................................      2,246         2,410
                                                        ------------  -------------
          Total.......................................   $ 68,590      $ 54,052
                                                        ============  =============

       GMIB:
          Equity......................................   $ 27,837      $ 19,138
          Fixed income................................      2,514         2,219
          Balanced....................................     15,351        12,887
          Other.......................................        618         1,272
                                                        ------------  -------------
          Total.......................................   $ 46,320      $ 35,516
                                                        ============  =============


        C) Hedging Programs for GMDB, GWBL and GMIB Features
           -------------------------------------------------

        Beginning in 2003, AXA Equitable established a program intended to hedge certain risks associated first with the GMDB feature and, beginning in 2004, with the GMIB feature of the Accumulator(R) series of variable annuity products. This program currently utilizes derivative instruments, such as exchange-traded futures contracts, options and interest rate swap and floor contracts as well as repurchase agreement transactions, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in GMDB, GMIB and GWBL exposures attributable to movements in the equity and fixed income markets. At the present time, this program hedges such economic risks on products sold from 2001 forward, to the extent such risks are not reinsured. At December 31, 2009, the total account value and net amount at risk of the hedged Accumulator(R) series of variable annuity contracts were $36.45 billion and $6.99 billion, respectively, with the GMDB feature and $17.98 billion and $260.0 million, respectively, with the GMIB feature.

        These programs do not qualify for hedge accounting treatment. Therefore, gains or losses on the derivatives contracts used in these programs, including current period changes in fair value, are recognized in investment income in the period in which they occur, and may contribute to earnings volatility.

        D) Variable and Interest-Sensitive Life Insurance Policies - No Lapse Guarantee
            -------------------------------------------------------------

        The no lapse guarantee feature contained in variable and interest-sensitive life insurance policies keeps them in force in situations where the policy value is not sufficient to cover monthly charges then due. The no lapse guarantee remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements.

        The following table summarizes the no lapse guarantee liabilities reflected in the General Account in Future policy benefits and other policyholders liabilities, and the related reinsurance ceded:

                                                                 DIRECT       REINSURANCE
                                                               LIABILITY         CEDED             NET
                                                            -------------   --------------  ------------
                                                                             (IN MILLIONS)

       Balance at January 1, 2007.........................   $     66.8      $     (47.9)    $     18.9
          Other changes in reserves.......................         68.2            (59.7)           8.5
                                                            -------------   --------------  ------------
       Balance at December 31, 2007.......................        135.0           (107.6)          27.4
          Other changes in reserves.......................         68.0            (45.0)          23.0
                                                            -------------   --------------  ------------
       Balance at December 31, 2008.......................        203.0           (152.6)          50.4
          Other changes in reserves.......................         52.0            (21.0)          31.0
                                                            -------------   --------------  ------------
       Balance at December 31, 2009.......................   $    255.0      $    (173.6)    $     81.4
                                                            =============   ==============  ============


9)      REINSURANCE AGREEMENTS

        The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.

        The Insurance Group reinsures most of its new variable life, universal life and term life policies on an excess of retention basis. The Insurance Group maintains a maximum retention on each single life policy of $25.0 million and on each second-to-die policy of $30.0 million with the excess 100% reinsured. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks and in certain other cases.

        At December 31, 2009, the Company had reinsured with non-affiliates and affiliates in the aggregate approximately 6.5% and 37.4%, respectively, of its current exposure to the GMDB obligation on annuity contracts in-force and, subject to certain maximum amounts or caps in any one period, approximately 72.8% of its current liability exposure resulting from the GMIB feature. See Note 8.

        Based on management's estimates of future contract cash flows and experience, the estimated fair values of the GMIB reinsurance contracts, considered derivatives, at December 31, 2009 and 2008 were $2,255.8 million and $4,821.7 million, respectively. The (decreases) increases in estimated fair value were $(2,565.9) million, $1,566.8 million and $6.9 million for 2009, 2008 and 2007, respectively.

        At December 31, 2009 and 2008, respectively, third-party reinsurance recoverables related to insurance contracts amounted to $3,028.2 million and $2,897.2 million. Reinsurance payables related to insurance contracts totaling $79.7 million and $62.7 million are included in other liabilities in the consolidated balance sheets at December 31, 2009 and 2008, respectively.

        The Insurance Group cedes substantially all of its group life and health business to a third party insurer. Insurance liabilities ceded totaled $207.0 million and $236.8 million at December 31, 2009 and 2008, respectively.

        The Insurance Group also cedes a portion of its extended term insurance and paid-up life insurance and substantially all of its individual disability income business through various coinsurance agreements.

        The Insurance Group has also assumed accident, health, annuity, aviation and space risks by participating in or reinsuring various reinsurance pools and arrangements. In addition to the sale of insurance products, the Insurance Group currently acts as a professional retrocessionaire by assuming life reinsurance from professional reinsurers. Reinsurance assumed reserves at December 31, 2009 and 2008 were $648.1 million and $732.3 million, respectively.

        The following table summarizes the effect of reinsurance:

                                                                2009             2008           2007
                                                            -------------  --------------   ------------
                                                                           (IN MILLIONS)

        Direct premiums....................................  $     838.2    $    848.3       $    855.1
        Reinsurance assumed................................        202.0         193.8            193.0
        Reinsurance ceded..................................       (609.1)       (283.5)          (243.2)
                                                            -------------  --------------   ------------
        Premiums                                             $     431.1    $    758.6       $    804.9
                                                            =============  ==============   ============

        Universal Life and Investment-type Product
          Policy Fee Income Ceded..........................  $     197.1    $    169.1       $    153.9
                                                            =============  ==============   ============
        Policyholders' Benefits Ceded......................  $     485.2    $  1,221.8       $    510.7
                                                            =============  ==============   ============
        Interest Credited to Policyholders' Account
          Balances Ceded...................................  $       -      $     33.2       $     56.1
                                                            =============  ==============   ============

        Individual Disability Income and Major Medical
        ----------------------------------------------

        Claim reserves and associated liabilities net of reinsurance ceded for individual DI and major medical policies were $92.0 million and $94.4 million at December 31, 2009 and 2008, respectively. At December 31, 2009 and 2008, respectively, $1,667.4 million and $1,680.8 million of DI reserves and associated liabilities were ceded through indemnity reinsurance agreements with a singular reinsurance group. Net incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies are summarized below:

                                                                 2009             2008             2007
                                                            --------------   --------------   --------------
                                                                              (IN MILLIONS)

        Incurred benefits related to current year..........  $       37.6     $      35.5      $       32.9
        Incurred benefits related to prior years...........           6.4             4.2              13.2
                                                            --------------   --------------   --------------
        Total Incurred Benefits............................  $       44.0     $      39.7      $       46.1
                                                            ==============   ==============   ==============

        Benefits paid related to current year..............  $       12.7     $      10.8      $       11.9
        Benefits paid related to prior years...............          34.1            28.8              32.8
                                                            --------------   --------------   --------------
        Total Benefits Paid................................  $       46.8     $      39.6      $       44.7
                                                            ==============   ==============   ==============


10)     SHORT-TERM AND LONG-TERM DEBT

        Short-term and long-term debt consists of the following:

                                                                                          DECEMBER 31,
                                                                              ------------------------------
                                                                                    2009           2008
                                                                              --------------  --------------
                                                                                      (IN MILLIONS)
        Short-term debt:
        AllianceBernstein commercial paper
          (with interest rates of 0.2% and 1.8%).............................  $      249.1    $      284.8
                                                                              --------------  --------------
            Total short-term debt............................................         249.1           284.8
                                                                              --------------  --------------

        Long-term debt:
        AXA Equitable:
          Surplus Notes, 7.70%, due 2015.....................................         199.9           199.8
                                                                              --------------  --------------
            Total long-term debt.............................................         199.9           199.8
                                                                              --------------  --------------

        Total Short-term and Long-term Debt..................................  $      449.0    $      484.6
                                                                              ==============  ==============

        Short-term Debt
        ---------------

        On September 23, 2008, AXA Equitable repaid its $350.0 million promissory note, $101.7 million of which was included in Wind-up Annuities discontinued operations.

        On July 17, 2008, AXA Equitable was accepted as a member of the Federal Home Loan Bank of New York ("FHLBNY"), which provides AXA Equitable with access to collateralized borrowings and other FHLBNY products. As membership requires the ownership of member stock, AXA Equitable purchased stock to meet their membership requirement ($12.9 million, as of December 31, 2009). Any borrowings from the FHLBNY require the purchase of FHLBNY activity based stock in an amount equal to 4.5% of the borrowings. AXA Equitable's borrowing capacity with FHLBNY is $1.00 billion. As a member of FHLBNY, AXA Equitable can receive advances for which it would be required to pledge qualified mortgage-backed assets and government securities as collateral. At December 31, 2009, there were no outstanding borrowings from FHLBNY.

        As of December 31, 2009, SCB LLC maintained four separate uncommitted credit facilities with various banks totaling $525.0 million. In addition, SCB LLC has two lines of credit with a commercial bank as of December 31, 2009 and December 31, 2008, one for $75.0 million secured by U.S. Treasury Bills and a second for $50.0 million secured by pledges of equity securities.

        In January 2008, SCB LLC entered into a $950.0 million three-year revolving credit facility with a group of commercial banks to fund its obligations resulting from engaging in certain securities trading and other customer activities. Under the revolving credit facility, the interest rate, at the option of SCB LLC, is a floating rate generally based upon a defined prime rate, a rate related to the London Interbank Offered Rate ("LIBOR") or the Federal Funds rate.

        AllianceBernstein has a $1,000.0 million five-year revolving credit facility with a group of commercial banks and other lenders that expires in 2011. The revolving credit facility is intended to provide back-up liquidity for their $1,000.0 million commercial paper program although they borrow directly under the facility from time to time. Under the revolving credit facility, the interest rate, at the option of AllianceBernstein, is a floating rate generally based upon a defined prime rate, a rate related to LIBOR or the Federal Funds rate. The revolving credit facility contains covenants that, among other things, require AllianceBernstein to meet certain financial ratios. Amounts borrowed under the commercial paper program reduce amounts available for direct borrowing under the revolving credit facility on a dollar-for-dollar basis. AllianceBernstein was in compliance with the covenants as of December 31, 2009.

        Long-term Debt
        ---------------

        At December 31, 2009, the Company was not in breach of any long-term debt covenants.


11)     RELATED PARTY TRANSACTIONS

        Loans to Affiliates
        -------------------

        In September 2007, AXA issued $650.0 million in 5.40% senior unsecured notes to AXA Equitable. These notes pay interest semi-annually and mature on September 30, 2012.

        Loans from Affiliates
        ---------------------

        In 2005, AXA Equitable issued a note to AXA Financial in the amount of $325.0 million with an interest rate of 6.00% and a maturity date of December 1, 2035. Interest on this note is payable semi-annually.

        In November 2008, AXA Financial purchased a $500.0 million callable 7.1% surplus note from AXA Equitable. The note pays interest semi-annually and matures on December 1, 2018.

        In December 2008, AXA Financial purchased a $500.0 million callable 7.1% surplus note from AXA Equitable. The note pays interest semi-annually and matures on December 1, 2018.

        Other Transactions
        ------------------

        On June 17, 2009, AXA Equitable's continuing operations and its discontinued Wind-up Annuities business sold a jointly owned real estate property valued at $1.10 billion to a non-insurance subsidiary of AXA Financial in exchange for $700.0 million in cash and $400.0 million in 8% ten year term mortgage notes on the property reported in Loans to affiliates in the consolidated balance sheets. The $438.9 million after-tax excess of the property's fair value over its carrying value was accounted for as a capital contribution to AXA Equitable.

        The Company reimburses AXA Financial for expenses relating to the Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits. Such reimbursement was based on the cost to AXA Financial of the benefits provided which totaled $56.3 million, $76.2 million and $63.1 million, respectively, for 2009, 2008 and 2007.

        In 2009, 2008 and 2007, respectively, the Company paid AXA Distribution and its subsidiaries $634.0 million, $754.2 million and $806.9 million of commissions and fees for sales of insurance products. The Company charged AXA Distribution's subsidiaries $402.4 million, $320.5 million and $340.2 million, respectively, for their applicable share of operating expenses in 2009, 2008 and 2007, pursuant to the Agreements for Services.

        In fourth quarter 2008, AXA Equitable reinsured the GMDB and GMIB riders on the Accumulator(R) products sold on or after January 1, 2006 and in-force at September 30, 2008 with AXA Financial (Bermuda) Ltd. ("AXA Bermuda"), an affiliate that is an indirect wholly owned subsidiary of AXA Financial. AXA Equitable transferred cash and derivative instruments with a fair value of $6,892.5 million equal to the market value of the insurance liabilities assumed by AXA Bermuda on October 1, 2008 and income derived from the hedges related to these riders for the period from October through December 2008, to that entity. AXA Bermuda will manage the dynamic hedging program to mitigate risks related to the reinsured riders. In fourth quarter 2008, AXA Equitable recorded a GMDB reinsurance recoverable and a GMIB reinsurance asset totaling $3,385.7 resulting in a cost of reinsurance of $3,506.8 million. The cost of this arrangement has been deferred and will be amortized over the life of the underlying annuity contracts. Amortization of the cost in 2010 is expected to be approximately $348.0 million.

        Various AXA affiliates cede a portion of their life and health insurance business through reinsurance agreements to AXA Cessions, an AXA affiliated reinsurer. AXA Cessions, in turn, retroceded a quota share portion of these risks to AXA Equitable on a one-year term basis. Premiums earned in 2009, 2008 and 2007 under this arrangement totaled approximately $0.6 million, zero and $1.7 million, respectively. Claims and expenses paid in 2009, 2008 and 2007 were $0.5 million, zero and $1.1 million, respectively.

        Both AXA Equitable and AllianceBernstein, along with other AXA affiliates, participate in certain intercompany cost sharing and service agreements including technology and professional development arrangements. AXA Equitable and AllianceBernstein incurred expenses under such agreements of approximately $152.0 million, $157.8 million and $143.6 million in 2009, 2008 and 2007, respectively. Expense reimbursements by AXA and AXA affiliates to AXA Equitable under such agreements totaled approximately $50.3 million, $63.0 million and $58.4 million in 2009, 2008 and 2007, respectively. The net receivable related to these contracts was approximately $5.6 million and $3.4 million at December 31, 2009 and 2008, respectively.

        Commissions, fees and other income includes certain revenues for services provided to mutual funds managed by AllianceBernstein. These revenues are described below:

                                                                    2009               2008              2007
                                                              --------------      --------------    --------------
                                                                                  (IN MILLIONS)
        Investment advisory and services fees..............   $       658.5       $       870.5     $      1,027.6
        Distribution revenues..............................           277.3               378.4              473.4
        Other revenues - shareholder servicing fees........            90.1                99.0              103.6
        Other revenues - other.............................             7.0                 6.9                6.5
        Institutional research services....................             1.1                 1.2                1.6

12)     EMPLOYEE BENEFIT PLANS

        The Company (other than AllianceBernstein) sponsors qualified and non-qualified defined benefit plans covering substantially all employees (including certain qualified part-time employees), managers and certain agents. These pension plans are non-contributory and their benefits are generally based on a cash balance formula and/or, for certain participants, years of service and average earnings over a specified period in the plans. AllianceBernstein maintains a qualified, non-contributory, defined benefit retirement plan covering current and former employees who were employed by AllianceBernstein in the United States prior to October 2, 2000. AllianceBernstein's benefits are based on years of credited service and average final base salary. The Company uses a December 31 measurement date for its pension plans.

        For 2009, cash contributions by AllianceBernstein and the Company (other than AllianceBernstein) to their respective qualified pension plans were $12.8 million and $19.0 million. The Pension Protection Act of 2006 (the "Pension Act") introduced new funding requirements for single-employer defined benefit pension plans, provided guidelines for measuring pension plan assets and obligations for funding purposes, introduced benefit limitations for certain underfunded plans, and raised tax deduction limits for contributions to retirement plans. Most of these changes were effective by December 31, 2009, including funding-based limits on future benefit accruals and payments. The Company's funding policy to its qualified pension plans (other than those of AllianceBernstein) is to make annual aggregate contributions of approximately $30.0 million unless the minimum contribution required by the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended by the Pension Act, is greater. Cash contributions during 2010 are estimated to be approximately $215.0 million. AllianceBernstein's policy is to satisfy its funding obligation to its qualified retirement plan each year in an amount not less than the minimum required by ERISA, as amended by the Pension Act, and not greater than the maximum it can deduct for Federal income tax purposes.

        Effective December 31, 2008, AllianceBernstein amended its qualified pension plan to eliminate all future accruals for future services and compensation increases. This amendment was considered a plan curtailment and resulted in a decrease in the Projected Benefit Obligation ("PBO") of approximately $13.1 million, which was offset against existing deferred losses in accumulated other comprehensive income (loss). In addition, as a result of all future service being eliminated, AllianceBernstein accelerated recognition of the existing prior service credit of $3.5 million in fourth quarter 2008.

        Components of net periodic pension expense for the Company's qualified and non-qualified plans were as follows:

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Service cost.......................................  $        38.3       $       41.6       $       39.0
        Interest cost......................................          136.2              134.1              128.8
        Expected return on assets..........................         (125.6)            (194.4)            (191.0)
        Curtailment gain...................................            -                 (3.5)               -
        Net amortization...................................           95.3               42.6               57.5
        Plan amendments....................................            1.8                -                  -
                                                            -----------------   ----------------   -----------------
        Net Periodic Pension Expense.......................  $       146.0       $       20.4       $       34.3
                                                            =================   ================   =================

        Changes in the PBO of the Company's qualified and non-qualified plans were comprised of:

                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     2009                2008
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)

        Projected benefit obligation, beginning of year.......................   $    2,181.1       $    2,222.1
        Service cost..........................................................           30.3               33.6
        Interest cost.........................................................          136.2              134.1
        Actuarial losses (gains)..............................................           68.8              (27.6)
        Plan curtailment......................................................            -                (13.1)
        Benefits paid.........................................................         (177.0)            (168.0)
        Plan amendments.......................................................            1.8                -
                                                                                ----------------   -----------------
        Projected Benefit Obligation, End of Year..............................  $    2,241.2       $    2,181.1
                                                                                ================   =================

        The following table discloses the change in plan assets and the funded status of the Company's qualified and non-qualified pension plans:

                                                                                             DECEMBER 31,
                                                                                  -----------------------------------
                                                                                       2009               2008
                                                                                  ----------------  -----------------
                                                                                            (IN MILLIONS)

        Pension plan assets at fair value, beginning of year....................   $    1,460.4      $     2,415.7
        Actual return on plan assets............................................          104.1             (813.6)
        Contributions...........................................................           31.8               35.6
        Benefits paid and fees..................................................         (190.3)            (177.3)
                                                                                  ----------------  -----------------
        Pension plan assets at fair value, end of year..........................        1,406.0            1,460.4
        PBO.....................................................................        2,241.2            2,181.1
                                                                                  ----------------  -----------------
        Excess of PBO Over Pension Plan Assets..................................   $     (835.2)     $      (720.7)
                                                                                  ================  =================

        Amounts recognized in the accompanying consolidated balance sheets to reflect the funded status of these plans were accrued pension costs of $835.2 million and $720.7 million at December 31, 2009 and 2008, respectively. The aggregate PBO and fair value of pension plan assets for plans with PBOs in excess of those assets were $2,241.2 million and $1,406.0 million, respectively at December 31, 2009 and $2,181.1 million and $1,460.4 million, respectively, at December 31, 2008. The aggregate accumulated benefit obligation and fair value of pension plan assets for pension plans with accumulated benefit obligations in excess of those assets were $2,206.4 million and $1,406.0 million, respectively, at December 31, 2009 and $2,137.7 million and $1,460.4 million, respectively, at December 31, 2008. The accumulated benefit obligation for all defined benefit pension plans were $2,206.4 million and $2,137.7 million at December 31, 2009 and 2008, respectively.

        The following table discloses the amounts included in accumulated other comprehensive income at December 31, 2009 and 2008 that have not yet been recognized as components of net periodic pension cost:

                                                                                         DECEMBER 31,
                                                                            ----------------------------------------
                                                                                   2009                 2008
                                                                            -------------------  -------------------
                                                                                         (IN MILLIONS)

        Unrecognized net actuarial loss .................................... $      1,492.9       $      1,497.0
        Unrecognized prior service cost.....................................            7.5                  3.2
        Unrecognized net transition asset...................................            (.5)                 (.6)
                                                                            -------------------  -------------------
             Total ......................................................... $      1,499.9       $      1,499.6
                                                                            ===================  ===================

        The estimated net actuarial loss, prior service credit, and net transition asset expected to be reclassified from accumulated other comprehensive income and recognized as components of net periodic pension cost over the next year are $124.0 million, $(0.9) million, and (0.1) million, respectively.

        The following table discloses the allocation of the fair value of total plan assets for the qualified plans of the Company at December 31, 2009 and 2008:

                                                                                     DECEMBER 31,
                                                                            ------------------------
                                                                               2009         2008
                                                                            -----------  -----------
                                                                                  (IN MILLIONS)

       Fixed maturities..................................................        45.3%       27.9%
       Equity securities.................................................        37.0        54.1
       Equity real estate................................................        11.6        16.7
       Cash and short-term investments...................................         6.1         1.3
                                                                                -------     ------
                                                                                100.0%      100.0%
                                                                                =======     ======

        The primary investment objective of the qualified pension plans of the Company is to maximize return on assets, giving consideration to prudent risk. Guidelines regarding the allocation of plan assets are formalized by the Investment Committee established by the funded benefit plans of AXA Equitable and are designed with a long-term investment horizon. In January 2009, the asset allocation strategy of the qualified defined benefit pension plans was revised to target 30%-40% equities, 50%-60% high quality bonds, and 10%-15% equity real estate and other investments. Prior to this change, the target asset mix included equity securities, fixed maturities and real estate at 65%, 25% and 10%, respectively. Exposure to real estate investments offers diversity to the total portfolio and long-term inflation protection.

        During fourth quarter 2008, a short-term hedge program were executed by the AXA Equitable qualified pension plans to minimize further downside equity risk, which in 2009 was extended for a period of one year.

        The following table discloses the fair values of plan assets and their level of observability within the fair value hierarchy for the qualified pension plans of the Company at December 31, 2009.

                                                                       AT DECEMBER 31, 2009
                                                --------------------------------------------------------------------
                                                   LEVEL 1           LEVEL 2          LEVEL 3            TOTAL
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (IN MILLIONS)
        ASSET CATEGORIES
        Fixed maturities:
          Corporate............................. $        -       $       414.8     $         -       $      414.8
          US Treasury, government
            and agency..........................          -               192.4               -              192.4
          States and political subdivisions.....          -                 9.2               -                9.2
          Foreign governments...................          -                 -                 -                -
          Commercial mortgage-backed............          -                 -                 -                -
          Asset-backed..........................          -                 -                 -                -
          Other structured debt.................          -                 -                 6.5              6.5
        Common and preferred equity.............        574.7               1.4               -              576.1
        Mutual funds............................          5.0               -                 -                5.0
        Hedge funds.............................          -                 6.5               -                6.5
        Derivatives, net........................        (95.9)              -                 -              (95.9)
        Private real estate investment funds....          -                 -                12.1             12.1
        Private investment trusts...............          -                44.4             146.7            191.1
        Commercial mortgages....................          -                 -                 1.8              1.8
        Cash and cash equivalents...............         32.0               1.4               -               33.4
        Short-term investments..................         29.2              23.8               -               53.0
                                                ---------------  ----------------  ---------------   ---------------
          Total................................. $      545.0     $       693.9     $       167.1     $    1,406.0
                                                ===============  ================  ===============   ===============

        At December 31, 2009, assets classified as Level 1, Level 2 and Level 3 comprise approximately 38.8%, 49.3% and 11.9%, respectively, of qualified pension plan assets. See Note 2 for a description of the fair value hierarchy. The fair values of qualified plan assets are measured and ascribed to levels within the fair value hierarchy in a manner consistent with the invested assets of the Company that are measured at fair value on a recurring basis. Except for an investment of approximately $146.7 million in a private real estate investment trust through a pooled separate account, there are no significant concentrations of credit risk arising within or across categories of qualified plan assets.

        The table below presents a reconciliation for all Level 3 qualified plan assets at December 31, 2009.

                                                           PRIVATE REAL
                                                              ESTATE         PRIVATE
                                             FIXED          INVESTMENT     INVESTMENT      COMMERCIAL
                                          MATURITIES(1)       FUNDS          TRUSTS        MORTGAGES       TOTAL
                                          -------------   -------------   ------------   -------------   ----------
                                                                    (IN MILLIONS)

       Balance at
        December 31, 2008.............    $        5.9    $       15.4    $      224.4   $        2.1    $   247.8
       Actual return on Plan assets:
          Relating to assets still
          held at December 31, 2009...              .6            (2.6)          (77.7)           (.1)       (79.8)
          Relating to assets sold
          during 2009.................             -               (.1)            -               .1          -
       Purchases, sales, issues
        and settlements, net..........             -               (.6)            -              (.3)         (.9)
       Transfers into/
        out of Level 3................             -               -               -              -            -
       Balance at                         ------------    ------------    ------------   ------------    ----------
        December 31, 2009.............    $        6.5    $       12.1    $      146.7   $        1.8    $   167.1
                                          =============   =============   ============   =============   ===========

        (1) Includes commercial mortgage- and asset-backed securities and other structured debt.

        The discount rate assumptions used by the Company to measure the benefits obligations and related net periodic cost of its qualified and non-qualified pension plans reflect the rates at which those benefits could be effectively settled. Projected nominal cash outflows to fund expected annual benefits payments under each of the Company's qualified and non-qualified pension plans were discounted using a published high-quality bond yield curve. The discount rate used to measure each of the benefits obligation at December 31, 2009 and 2008 represents the level equivalent spot discount rate that produces the same aggregate present value measure of the total benefits obligation as the aforementioned discounted cash flow analysis. The following table discloses the weighted-average assumptions used to measure the Company's pension benefit obligations and net periodic pension cost at and for the years ended December 31, 2009 and 2008.

                                                                                   2009               2008
                                                                               -------------      -------------
       Discount rates:
         Benefit obligation...............................................         6.00%              6.50%
         Periodic cost....................................................         6.50%              6.25%(1)

       Rates of compensation increase:
         Benefit obligation and periodic cost.............................         6.00%              6.00%

       Expected long-term rates of return on pension
          plan assets (periodic cost).....................................         6.75%              8.50%

        (1) For pension plans remeasured in second quarter 2008, periodic cost was recalculated using a discount rate of 6.75% for the remainder of the year.

        The expected long-term rate of return assumption on plan assets is based upon the target asset allocation of the plan portfolio and is determined using forward-looking assumptions in the context of historical returns and volatilities for each asset class. The decrease in the expected long-term rate of return assumption in 2009 reflected the revised asset allocation strategy implemented in January 2009.

        Prior to 1987, participants' benefits under AXA Equitable's qualified plan were funded through the purchase of non-participating annuity contracts from AXA Equitable. Benefit payments under these contracts were approximately $15.5 million, $17.3 million and $18.9 million for 2009, 2008 and 2007, respectively.

        The following table provides an estimate of future benefits expected to be paid in each of the next five years, beginning January 1, 2010, and in the aggregate for the five years thereafter. These estimates are based on the same assumptions used to measure the respective benefit obligations at December 31, 2009 and include benefits attributable to estimated future employee service.

                                                              PENSION
                                                              BENEFITS
                                                          ----------------
                                                            (IN MILLIONS)
                               2010...................... $       185.7
                               2011......................         194.1
                               2012......................         195.7
                               2013......................         194.7
                               2014......................         194.1
                               Years 2015-2019...........         947.9

        AllianceBernstein maintains several unfunded long-term incentive compensation plans for the benefit of certain eligible employees and executives. The AllianceBernstein Capital Accumulation Plan was frozen on December 31, 1987 and no additional awards have been made, however, ACMC, Inc. ("ACMC"), a direct wholly owned subsidiary of the Company, is obligated to make capital contributions to AllianceBernstein in amounts equal to benefits paid under this plan as well as other assumed contractual unfunded deferred compensation arrangements covering certain executives. For the remaining active plans, benefits vest ratably over periods ranging from 3 to 8 years, and the related costs are amortized as compensation and benefit expense over the shorter of the vesting period or other basis provided for by specific plan provisions. Prior to 2009, participants in these plans designated the percentages of their awards to be allocated among notional investments in Holding Units, AllianceBernstein investment services, and, in certain instances, options to acquire Holding Units. Beginning in 2009, annual awards granted under the Amended and Restated AllianceBernstein Incentive Compensation Award Program were in the form of restricted Holding Units. The Company recorded compensation and benefit expenses in connection with these long-term incentive compensation plans of AllianceBernstein totaling $221.1 million, $133.1 million and $289.1 million for 2009, 2008 and 2007, respectively. As further described in Note 13, the cost of the 2009 awards made in the form of restricted Holding Units was measured, recognized, and disclosed as a share-based compensation program.


13)     SHARE-BASED COMPENSATION AND OTHER COMPENSATION PROGRAMS

        AXA and AXA Financial sponsor various share-based compensation plans for eligible employees and associates of AXA Financial and its subsidiaries, including the Company. AllianceBernstein also sponsors its own unit option plans for certain of its employees. Activity in these share-based plans in the discussions that follow relates to awards granted to eligible employees and associates of AXA Financial and its subsidiaries under each of these plans in the aggregate, except where otherwise noted.

        For 2009, 2008 and 2007, respectively, the Company recognized compensation costs of $78.4 million, $33.8 million and $81.2 million for share-based payment arrangements as further described herein.

        Performance Units. On May 10, 2009, approximately 318,051 performance units earned under the AXA Performance Unit Plan 2007 were fully vested for total value of approximately $5.1 million. Distributions to participants were made on May 21, 2009, resulting in cash settlements of approximately 85% of these performance units for aggregate value of approximately $4.3 million and equity settlements of the remainder with approximately 46,615 restricted AXA ADRs for aggregate value of approximately $0.8 million.

        On March 20, 2009, under the terms of the AXA Performance Unit Plan 2009, the AXA Management Board awarded approximately 1.3 million unearned performance units to employees of AXA Financial's subsidiaries. During each year that the performance unit awards are outstanding, a pro-rata portion of the units may be earned based on criteria measuring the performance of AXA and AXA Financial Group. The extent to which performance targets are met determines the number of performance units earned, which may vary between 0% and 130% of the number of performance units at stake. Performance units earned under the 2009 plan generally cliff-vest on the second anniversary of their award date. When fully-vested, the performance units earned will be settled in cash or, in some cases, a combination of cash (70%) and stock (30%), the latter equity portion having transfer restrictions for a two-year period. For 2009 awards, the price used to value the performance units at settlement will be the average opening price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on the last day of the vesting period. For 2009, the Company recognized compensation expense of approximately $4.6 million in respect of the March 20, 2009 grant of performance units.

        On March 31, 2008, approximately 702,404 performance units earned under the AXA Performance Unit Plan 2006 were fully vested for total value of approximately $24.2 million, including incremental units earned from having exceeded targeted 2007 performance criteria by 0.68%. Distributions to participants were made on April 10, 2008, resulting in cash settlements of approximately 78% of these performance units for aggregate value of approximately $18.6 million and equity settlements of the remainder with approximately 153,494 restricted AXA ADRs for aggregate value of approximately $5.6 million.

        For 2009, 2008 and 2007, the Company recognized compensation costs of $4.6 million, $5.5 million and $11.6 million, respectively, for performance units earned to date. The change in fair value of these awards is measured by the closing price of the underlying AXA ordinary shares or AXA ADRs. The cost of performance unit awards are, as adjusted for achievement of performance targets and pre-vesting forfeitures is attributed over the shorter of the cliff-vesting period or to the date at which retirement eligibility is achieved. The value of performance units earned and reported in Other liabilities in the consolidated balance sheets at December 31, 2009 and 2008 was $17.5 million and $17.3 million, respectively. Approximately 718,754 outstanding performance units are at risk to achievement of 2010 performance criteria, primarily representing one-half of the award granted on March 31, 2009.

        Option Plans. On March 20, 2009, approximately 1.7 million options to purchase AXA ordinary shares were granted under the terms of the Stock Option Plan at an exercise price of 10.00 Euros. Approximately 1.4 million of those options have a four-year graded vesting schedule, with one-third vesting on each of the second, third, and fourth anniversaries of the grant date, and approximately 0.3 million have a four-year cliff vesting term. In addition, approximately 0.2 million of the total options awarded on March 20, 2009 are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index measured between March 20, 2009 and March 20, 2013. All of the options granted on March 20, 2009 have a ten-year contractual term. Beginning at the grant date, the total fair value of this award, net of expected forfeitures, of approximately $3.7 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. For 2009, the expense associated with the March 20, 2009 grant of options was approximately $1.4 million.

        On January 23, 2009, AllianceBernstein granted to selected senior officers approximately 6.5 million options to purchase Holding Units under the terms of its long-term incentive plan, having an aggregate fair value of approximately $22.9 million. Except for certain option awards granted in 2007 pursuant to a special deferred compensation program, outstanding options to purchase AllianceBernstein Holding Units generally vest ratably over a five year period.

        The number of AXA ADRs authorized to be issued pursuant to option grants and, as further described below, restricted stock grants under The AXA Financial, Inc. 1997 Stock Incentive Plan (the "Stock Incentive Plan") is approximately 124.5 million less the number of shares issued pursuant to option grants under The AXA Financial, Inc. 1991 Stock Incentive Plan (the predecessor plan to the Stock Incentive Plan). The aggregate number of AllianceBernstein Holding Units subject to options granted or otherwise awarded under its long-term incentive compensation plans, may not exceed 41.0 million. At December 31, 2009, approximately 19.6 million options to purchase AllianceBernstein Holding Units and 15.2 million other unit awards, net of forfeitures, were subject to the aggregate allowable maximum.

        A summary of the activity in the AXA, AXA Financial and AllianceBernstein option plans during 2009 follows:

                                                                     Options Outstanding
                           ------------------------------------------------------------------------------------------------------
                                  AXA Ordinary Shares                     AXA ADRs               AllianceBernstein Holding Units
                           ---------------------------------   ------------------------------   ---------------------------------
                                                Weighted                          Weighted                           Weighted
                               Number           Average             Number         Average          Number            Average
                             Outstanding        Exercise         Outstanding       Exercise       Outstanding         Exercise
                            (In Millions)        Price          (In Millions)       Price        (In Millions)         Price
                           --------------    ---------------   --------------   -------------   ---------------  ----------------
Options outstanding at
   January 1, 2009........          13.8     (euro)    26.54           12.3      $     20.40             6.7     $        66.11
Options granted...........           2.1     (euro)    10.78             .2      $     12.00             6.6     $        17.06
Options exercised.........            .3     (euro)     -              (1.0)     $     16.01             -       $         -
Options forfeited, net....          (1.2)    (euro)    27.06            (.6)     $     26.74            (0.9)    $        45.09
Options expired...........           -                                  -                                (.3)    $        30.21
                           --------------                     ---------------                   ---------------
Options Outstanding at
   December 31, 2009......          15.0     (euro)    23.75           10.9      $     19.95            12.1     $        41.79
                           ==============    ===============  ===============   =============   ===============  ================
Aggregate Intrinsic
   Value(1)...............                   (euro)     -                        $     64.4                      $         -
                                             ===============                    =============                    ================
Weighted Average
   Remaining
   Contractual Term
   (in years).............           6.92                               3.18                               -
                           ==============                     ===============                   ===============
Options Exercisable at
   December 31, 2009......           6.2     (euro)    24.85           10.9      $     19.4              2.8     $        51.91
                           ==============    ===============  ===============   =============   ===============  ================
Aggregate Intrinsic
   Value(1)...............                   (euro)     -(2)                     $     64.0                      $         -(2)
                                             ===============                    =============                    ================
Weighted Average
   Remaining
   Contractual Term
   (in years).............           5.54                               3.16                             2.9
                           ==============                     ===============                   ===============

        (1) Intrinsic value, presented in millions, is calculated as the excess of the closing market price on December 31, 2009 of the respective underlying shares over the strike prices of the option awards.

        (2) The aggregate intrinsic value on options outstanding, exercisable and expected to vest is negative and is therefore presented as zero in the table above.

        Cash proceeds received from employee exercises of options to purchase AXA ADRs in 2009 was $15.8 million. The intrinsic value related to employee exercises of options to purchase AXA ADRs during 2009, 2008 and 2007 were $7.7 million, $43.5 million and $141.4 million, respectively, resulting in amounts currently deductible for tax purposes of $2.7 million, $14.6 million and $48.0 million, respectively, for the periods then ended. In 2009, 2008 and 2007, windfall tax benefits of approximately $2.3 million, $10.0 million and $34.3 million, respectively, resulted from employee exercises of stock option awards.

        At December 31, 2009, AXA Financial held 1.3 million AXA ADRs in treasury at a weighted average cost of approximately $25.38 per ADR, of which approximately 1.1 million were designated to fund future exercises of outstanding employee stock options and the remainder of approximately
        0.2 million units was available for general corporate purposes, including funding other stock-based compensation programs. These AXA ADRs were obtained primarily by exercise of call options that had been purchased by AXA Financial beginning in fourth quarter 2004 to mitigate the U.S. dollar price and foreign exchange risks associated with funding exercises of employee stock options. These call options expired on November 23, 2009. During 2009, AXA Financial utilized approximately 1.0 million AXA ADRs from treasury to fund exercises of employee stock options. Outstanding employee options to purchase AXA ordinary shares began to become exercisable on March 29, 2007, coincident with the second anniversary of the first award made in 2005, and exercises of these awards are funded by newly issued AXA ordinary shares.

        For the purpose of estimating the fair value of employee stock option awards, the Company applies the Black-Scholes-Merton formula and attributes the result over the requisite service period using the graded-vesting method. A Monte-Carlo simulation approach was used to model the fair value of the conditional vesting feature of the awards of options to purchase AXA ordinary shares. Shown below are the relevant input assumptions used to derive the fair values of options awarded in 2009, 2008 and 2007, respectively.

                                                 AXA Ordinary Shares               AllianceBernstein Holding Units
                                           ---------------------------------   ----------------------------------------
                                             2009       2008        2007           2009          2008         2007
                                           --------   ---------   ----------   ------------   ----------   ------------

        Dividend yield....................  10.69%      7.12%       4.10%         5.2-6.1%        5.4%       5.6-5.7%

        Expected volatility...............   57.5%      34.7%       27.5%          0-44.6%       29.3%     27.7-30.8%

        Risk-free interest rates..........   2.74%      4.19%       4.40%         1.6-2.1%        3.2%       3.5-4.9%

        Expected life in years............    5.5        6.0         5.5          6.0-6.5         6.0        6.0-9.5

        Weighted average fair value per
          option at grant date............ $ 2.57     $ 5.70      $ 9.61       $     3.52     $ 10.85      $   15.96

        For 2009, 2008 and 2007, the Company recognized compensation costs for employee stock options of $20.2 million, $27.0 million, and $38.8 million, respectively. As of December 31, 2009, approximately $53.5 million of unrecognized compensation cost related to unvested employee stock option awards, net of estimated pre-vesting forfeitures, is expected to be recognized by the Company over a weighted average period of 4.2 years.

        Restricted Awards. Under the Stock Incentive Plan, AXA Financial grants restricted AXA ADRs to employees of its subsidiaries. Generally, all outstanding restricted AXA ADR awards have vesting terms ranging from three to five years. Under The Equity Plan for Directors (the "Equity Plan"), AXA Financial grants non-officer directors restricted AXA ADRs and unrestricted AXA ADRs annually. Similarly, AllianceBernstein awards restricted AllianceBernstein Holding Units to independent directors of its General Partner. In addition, under its Century Club Plan, awards of restricted AllianceBernstein Holding Units that vest ratably over three years are made to eligible AllianceBernstein employees whose primary responsibilities are to assist in the distribution of company-sponsored mutual funds.

        In 2009, AllianceBernstein awarded approximately 1.4 million restricted Holding Units in connection with certain employment and separation agreements with vesting terms ranging from two to five years. In addition, approximately 8.4 million restricted Holding Units were granted by AllianceBernstein under its 2009 incentive compensation program with ratable vesting over a four year period. The aggregate grant date fair values of these 2009 restricted Holding Unit awards was approximately $256.6 million. On December 19, 2008, in accordance with the terms of his employment agreement, AllianceBernstein awarded Mr. Kraus, Chairman and CEO of AllianceBernstein, approximately 2.7 million restricted AllianceBernstein Holding Units with a grant date fair value of $19.20 per Holding Unit. These Holding Units vest ratably over a 5-year period and are subject to accelerated vesting.

        For 2009, 2008 and 2007, respectively, the Company recognized compensation costs of $44.6 million, $6.1 million and $8.6 million for awards outstanding under these restricted award plans. The fair values of awards made under these plans are measured at the date of grant by reference to the closing price of the unrestricted shares, and the result generally is attributed over the shorter of the requisite service period, the performance period, if any, or to the date at which retirement eligibility is achieved and subsequent service no longer is required for continued vesting of the award. At December 31, 2009, approximately 12.5 million restricted awards remain unvested, including restricted awards of AllianceBernstein Holding units. At December 31, 2009, approximately $236.6 million of unrecognized compensation cost related to these unvested awards, net of estimated pre-vesting forfeitures, is expected to be recognized over a weighted average period of 3.9 years.

        The following table summarizes unvested restricted AXA ADR activity for 2009.

                                                                  Weighted
                                                 Shares of        Average
                                                Restricted       Grant Date
                                                   Stock         Fair Value
                                              --------------   ---------------

        Unvested as of January 1, 2009.......      461,102      $      31.92
        Granted..............................       63,088      $      12.30
        Vested...............................      118,626      $      22.31
        Forfeited............................        1,079
                                              --------------
        Unvested as of December 31, 2009.....      404,485      $      31.74
                                              ==============

        Restricted AXA ADRs vested in 2009, 2008 and 2007 had aggregate vesting date fair values of approximately $1.5 million, $3.3 million and $7.0 million, respectively. In 2008, 149,413 restricted AXA ADRs were granted, having an aggregate grant-date fair value of $5.6 million.

        Tandem SARs/NSOs. In January 2001, certain employees exchanged fully vested in-the-money AXA ADR options for tandem Stock Appreciation Rights/AXA ADR non-statutory options ("tandem SARs/NSOs") of then-equivalent intrinsic value. The Company recorded compensation expense for these fully-vested awards of $(0.5) million, $(5.5) million and zero for 2009, 2008 and 2007, respectively, reflecting the impact in those periods of the change in the market price of the AXA ADR on the cash-settlement value of the SARs component of the outstanding tandem SARs/NSOs. The value of these tandem SARs/NSOs at December 31, 2009 and 2008 was $0.7 million and $1.2 million, respectively. At December 31, 2009, 133,266 tandem SARs/NSOs were outstanding, for which the SARs component had maximum value of $2.0 million. Approximately 80% of these tandem SARs/NSOs expired on February 16, 2010, with the remainder to expire in third quarter 2010. During 2009, 2008 and 2007, respectively, approximately 11,368, 0.7 million and 0.4 million of these awards were exercised at an aggregate cash-settlement value of $0.1 million, $9.2 million and $7.2 million.

        SARs. On March 20, 2009, 129,722 Stock Appreciation Rights ("SARs") with a 4-year cliff-vesting schedule were granted to certain associates of AXA Financial subsidiaries. These SARs entitle the holder to a cash payment equal to any appreciation in the value of the AXA ordinary share over 10.00 Euros as of the date of exercise. At December 31, 2009, 731,959 million SARs were outstanding, having weighted average remaining contractual term of 8.0 years. The accrued value of SARs at December 31, 2009 and 2008 was $1.1 million and $0.4 million, respectively, and recorded as liabilities in the consolidated balance sheets. For 2009, 2008 and 2007, the Company recorded compensation expense for SARs of $0.7 million, $(2.3) million and $1.0 million, respectively, reflecting the impact in those periods of the changes in their fair values as determined by applying the Black Scholes-Merton formula and assumptions used to price employee stock option awards.

        AXA Shareplan. In 2009, eligible employees of participating AXA Financial subsidiaries were offered the opportunity to reserve a subscription to purchase newly issued AXA stock, subject to plan limits, under the terms of AXA Shareplan 2009. Similar to the AXA Shareplan programs previously offered in 2001 through 2008, the plan offered two investment alternatives that, with limited exceptions, restrict sale or transfer of the purchased shares for a period of five years. "Investment Option A" permitted participants to purchase AXA ADRs at a 20% formula discounted price of $22.06 per share. "Investment Option B" permitted participants to purchase AXA ordinary shares at the same formula discounted price on a leveraged basis with a guaranteed return of initial investment plus a variable percentage of any appreciation in the value of the total shares purchased. The Company recognized compensation expense of $7.0 million in 2009, $1.1 million in 2008 and $27.7 million in 2007 in connection with each respective year's offering of AXA Shareplan, representing the aggregate discount provided to participants for their purchase of AXA stock under each of those plans, as adjusted for the post-vesting, five-year holding period. Participants in AXA Shareplans 2009, 2008 and 2007 primarily invested under Investment Option B for the purchase of approximately 5.5 million, 6.5 million and
        5.3 million AXA ordinary shares, respectively.

        AXA Miles Program. On July 1, 2007, under the terms of the AXA Miles Program 2007, the AXA Management Board granted 50 AXA Miles to every employee of AXA for purpose of enhancing long-term employee-shareholder engagement. Each AXA Mile represents the right to receive one unrestricted AXA ordinary share on July 1, 2011, conditional only upon continued employment with AXA at the close of the four-year cliff-vesting period with exceptions for retirement, death, and disability. For AXA Financial participants, settlement of the right to receive each unrestricted AXA ordinary share will be made in the form of an AXA ADR. The grant date fair value of approximately 449,400 AXA Miles awarded to employees of AXA Financial's subsidiaries was approximately $19.4 million, measured as the market equivalent of a vested AXA ordinary share. Beginning on July 1, 2007, the total fair value of this award, net of expected forfeitures, has been expensed over the shorter of the vesting term or to the date at which the participant becomes retirement eligible. For 2009, 2008 and 2007, respectively, AXA Financial Group recognized compensation expense of approximately $1.8 million, $1.9 million and $5.4 million in respect of this grant of AXA Miles. Provided certain performance targets are achieved, an additional allocation of 50 AXA Miles per employee will be considered for future award under terms then-to-be-determined and approved by the AXA Management Board.

14)     NET INVESTMENT (LOSS) INCOME AND INVESTMENT GAINS (LOSSES), NET

        The following table breaks out Net investment (loss) income by asset category:

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Fixed maturities...................................  $    1,582.3        $    1,668.6       $    1,728.5
        Mortgage loans on real estate......................         231.3               251.7              233.5
        Equity real estate.................................           5.7                11.7               14.2
        Other equity investments...........................         (67.8)             (110.9)             236.6
        Policy loans.......................................         238.3               251.3              255.9
        Short-term investments.............................          20.5                30.8               55.1
        Derivative investments.............................      (3,079.4)            7,302.1               86.6
        Broker-dealer related receivables..................          14.8                65.5              234.6
        Trading securities.................................         137.2              (343.5)              29.5
        Other investment income............................          14.2                27.9               51.7
                                                            -----------------   ----------------   -----------------
          Gross investment (loss) income...................        (902.9)            9,155.2            2,926.2

        Investment expenses................................         (73.2)              (64.7)             (78.1)
        Interest expense...................................          (4.4)              (36.5)            (194.4)
                                                            -----------------   ----------------   -----------------

        Net Investment (Loss) Income.......................  $     (980.5)       $    9,054.0       $    2,653.7
                                                            =================   ================   =================

        For 2009, 2008 and 2007, respectively, Net investment (loss) income from derivatives included $(1,769.1) million, $6,622.6 million and $16.4 million of realized (losses) gains on contracts closed during those periods and $(1,310.3) million, $679.5 million and $70.2 million of unrealized (losses) gains on derivative positions at each respective year end.

        Investment gains (losses), net including changes in the valuation allowances, are as follows:

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Fixed maturities...................................  $        (2.5)      $     (367.3)      $      (55.6)
        Mortgage loans on real estate......................            -                  2.3                7.8
        Equity real estate.................................            (.1)              (1.6)               7.3
        Other equity investments...........................           53.3               11.5               16.9
        Other(1)...........................................            3.0               16.6               16.4
                                                            -----------------   ----------------   -----------------
        Investment Gains (Losses), Net.....................  $        53.7       $     (338.5)      $       (7.2)
                                                            =================   ================   =================

        (1) In 2008 and 2007, respectively, AllianceBernstein issued units to its employees under long-term incentive plans. As a result of these transactions, the Company recorded non-cash realized gains of $9.9 million and $15.5 million for 2008 and 2007, respectively. In 2009, the FASB issued new guidance in which a gain or loss will be recognized only when an entity loses control and deconsolidates a subsidiary. As a result, in 2009, no gain or loss was recorded on these transactions.

        Writedowns of fixed maturities were $163.4 million, $285.9 million and $79.0 million in 2009, 2008 and 2007, respectively. There were no writedowns of mortgage loans on real estate in 2009, 2008 and 2007. There were no writedowns of equity real estate in 2009, 2008 and 2007.

        For 2009, 2008 and 2007, respectively, proceeds received on sales of fixed maturities classified as AFS amounted to $2,900.7 million, $324.4 million and $1,554.6 million. Gross gains of $319.5 million, $3.3 million and $12.6 million and gross losses of $127.8 million, $94.5 million and $20.3 million were realized on these sales in 2009, 2008 and 2007, respectively. The change in unrealized investment gains (losses) related to fixed maturities classified as available for sale for 2009, 2008 and 2007 amounted to $2,353.4 million, $(2,525.8) million and $(376.4) million, respectively.

        For 2009, 2008 and 2007, respectively, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances totaled $39.5 million, $47.7 million and $52.7 million.

        Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities and equity securities classified as available for sale and do not reflect any changes in fair value of policyholders' account balances and future policy benefits.

        The net unrealized investment gains (losses) included in the consolidated balance sheets as a component of accumulated other comprehensive income and the changes for the corresponding years, including Wind-up Annuities on a line-by-line basis, follow:

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Balance, Attributable to AXA Equitable,
          beginning of year................................ $     (1,270.8)     $       103.6      $       282.2
        Changes in unrealized investment gains
          (losses) on investments..........................        2,494.0           (2,608.8)            (380.5)
        Impact of unrealized investment gains (losses)
          attributable to:
            Participating group annuity contracts, Closed
               Block policyholder dividend
               obligation and other........................           58.2             (163.7)              24.8
            DAC............................................         (578.4)             582.0               83.5
            Deferred income tax (expense) benefit..........         (704.6)             746.2              103.4
                                                            -----------------   ----------------   -----------------
        Total..............................................           (1.6)          (1,340.7)             113.4
        Less: Changes in unrealized investment (gains)
          losses attributable to noncontrolling interest...          (66.2)              69.9               (9.8)
                                                            -----------------   ----------------   -----------------
        Balance Attributable to AXA Equitable,
          End of Year...................................... $       (67.8)      $    (1,270.8)     $       103.6
                                                           =================   ================   =================

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Balance, end of year comprises:
          Unrealized investment gains (losses) on:
            Fixed maturities............................... $         33.0      $    (2,450.4)     $       155.5
            Other equity investments.......................            8.5               (2.1)               0.8
                                                            -----------------   ----------------   -----------------
              Total........................................           41.5           (2,452.5)             156.3
          Impact of unrealized investment (losses) gains
            attributable to:
            Participating group annuity contracts, Closed
               Block policyholder dividend
               obligation and other........................          (70.4)            (128.6)              35.1
            DAC............................................          (23.3)             555.1              (26.9)
            Deferred income tax (expense) benefit .........           (0.6)             704.0              (42.2)
                                                            -----------------   ----------------   -----------------
        Total..............................................          (52.8)          (1,322.0)             122.3
        Less: (Income) loss attributable to
          noncontrolling interest..........................          (15.0)              51.2              (18.7)
                                                            -----------------   ----------------   -----------------
        Balance Attributable to AXA Equitable,
          End of Year...................................... $        (67.8)     $    (1,270.8)     $       103.6
                                                            =================   ================   =================

15)     INCOME TAXES

        A summary of the income tax expense in the consolidated statements of earnings follows:

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Income tax expense:
          Current (benefit) expense .......................  $       (81.1)      $     (319.7)      $      464.0
          Deferred (benefit) expense.......................       (1,191.0)           2,010.2              288.5
                                                            -----------------   ----------------   -----------------
        Total..............................................  $    (1,272.1)      $    1,690.5       $      752.5
                                                            =================   ================   =================

        The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before income taxes and minority interest by the expected Federal income tax rate of 35%. The sources of the difference and their tax effects are as follows:

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Expected income tax (benefit) expense..............  $    (1,077.5)      $    1,885.1       $      937.5
        Noncontrolling interest............................         (104.8)            (132.3)            (227.3)
        Separate Accounts investment activity..............          (71.6)             (66.5)             (52.0)
        Non-taxable investment (loss) income...............          (26.9)              26.1              (21.7)
        Adjustment of tax audit reserves...................           (7.4)               9.9               21.5
        State income taxes.................................           11.6               20.5               50.2
        AllianceBernstein Federal and foreign taxes........            6.3              (53.3)              40.2
        Other..............................................           (1.8)               1.0                4.1
                                                            -----------------   ----------------   -----------------
        Income Tax (Benefit) Expense.......................  $    (1,272.1)      $    1,690.5       $      752.5
                                                            =================   ================   =================

        On August 16, 2007, the IRS issued Revenue Ruling 2007-54 that purported to change accepted industry and IRS interpretations of the statutes governing the computation of the Separate Account dividends received deduction ("DRD"). This ruling was suspended on September 25, 2007 in Revenue Ruling 2007-61, and the U.S. Department of the Treasury (the "Treasury") indicated that it would address the computational issues in a regulation project. Any regulations that the Treasury ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other members of the public will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. The ultimate timing and substance of any such regulations are unknown, but they could result in the elimination of some or all of the Separate Account DRD tax benefit that the Company receives.

        The components of the net deferred income taxes are as follows:

                                                       DECEMBER 31, 2009                  December 31, 2008
                                                ---------------------------------  ---------------------------------
                                                    ASSETS         LIABILITIES         Assets         Liabilities
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (IN MILLIONS)

        Compensation and related benefits......  $     438.0      $        -        $      297.1      $       -
        Reserves and reinsurance...............          -               878.7               -            1,465.8
        DAC....................................          -             2,307.6               -            2,209.5
        Unrealized investment losses...........         40.2               -               683.6              -
        Investments............................          -               584.7               -              722.2
        Other..................................         67.0               -                 -               47.0
                                                ---------------  ----------------  ---------------   ---------------
        Total..................................  $     545.2      $    3,771.0      $      980.7      $   4,444.5
                                                ===============  ================  ===============   ===============

        The Company provides income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are permanently invested outside the United States. As of December 31, 2009, $534.4 million of accumulated undistributed earnings of non-U.S. corporate subsidiaries were permanently invested. At existing applicable income tax rates, additional taxes of approximately $88.1 million would need to be provided if such earnings were remitted.

        At December 31, 2009, the total amount of unrecognized tax benefits was $599.9 million, of which $425.5 million would affect the effective rate and $174.4 million was temporary in nature. At December 31, 2008, the total amount of unrecognized tax benefits was $506.6 million, of which $372.6 million would affect the effective rate and $134.0 million was temporary in nature.

        The Company recognizes accrued interest and penalties related to unrecognized tax benefits in tax expense. Interest and penalties included in the amounts of unrecognized tax benefits at December 31, 2009 and 2008 were $81.0 million and $77.3 million, respectively. Tax (benefit) expense for 2009, 2008 and 2007, respectively, reflected $3.7 million, $8.7 million and $22.5 million in interest related to unrecognized tax benefits.

        A reconciliation of unrecognized tax benefits (excluding interest and penalties) follows:

                                                                    2009               2008               2007
                                                              ----------------   ----------------   ----------------
                                                                                   (IN MILLIONS)
       Balance at January 1...............................    $         428.6    $         343.6    $         325.2
       Additions for tax positions of prior years.........              146.2               81.3               19.2
       Reductions for tax positions of prior years........              (50.2)              (4.9)              (1.5)
       Additions for tax positions of current years.......                1.3                 .9                3.4
       Reductions for tax positions of current year.......                -                  -                 (0.3)
       Settlements with tax authorities...................               (5.8)               7.7               (2.4)
                                                              ----------------   ----------------   ----------------
       Balance, December 31...............................    $         520.1    $         428.6    $         343.6
                                                              ================   ================   ================

        The IRS completed its examination of the Company's 2002 and 2003 Federal corporate income tax returns and issued its Revenue Agent's Report in second quarter 2008. The Company has appealed an issue to the Appeals Office of the IRS. In addition, AllianceBernstein settled various examinations by state and local tax authorities. It is reasonably possible that the total amounts of unrecognized tax benefits will change due to IRS proceedings and the addition of new issues for open tax years. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.

        In 2009, IRS examinations for years subsequent to 2003 for the Company have been initiated. It is reasonably possible that the total amounts of unrecognized tax benefits will change due to IRS proceedings and the addition of new issues for open tax years. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.


16)     DISCONTINUED OPERATIONS

        The Company's discontinued operations include: equity real estate held-for-sale; disposals of businesses; and, through December 31, 2009, Wind-up Annuities. No real estate was held for sale at December 31, 2009 and 2008. The following tables reconcile the Earnings (losses) from discontinued operations, net of income taxes and Gains on disposal of discontinued operations, net of income taxes to the amounts reflected in the consolidated statements of earnings for the three years in the period ended December 31, 2009:

                                                                          2009          2008            2007
                                                                      -------------  ------------   -------------
                                                                                    (IN MILLIONS)

       EARNINGS (LOSSES) FROM DISCONTINUED OPERATIONS,
          NET OF INCOME TAXES:
       Wind-up Annuities.............................................  $     (9.7)    $   (27.5)     $      (.1)
       Real estate held-for-sale.....................................        12.4          22.7             6.8
       Disposal of business - Enterprise.............................         -             -               1.0
                                                                      -------------  ------------   -------------
       Total.........................................................  $      2.7     $    (4.8)     $      7.7
                                                                      =============  ============   =============

       GAINS ON DISPOSAL OF DISCONTINUED OPERATIONS,
          NET OF INCOME TAXES:
       Real estate held for sale.....................................  $      -       $     6.3      $      3.2
       Disposal of business - Enterprise.............................         -             -               (.4)
                                                                      -------------  ------------   -------------
       Total.........................................................  $      -       $     6.3      $      2.8
                                                                      =============  ============   =============

        During second quarter 2009, an equity real estate property jointly owned by Wind-up Annuities and AXA Equitable's continuing operations was sold to a wholly owned subsidiary of AXA Financial. Wind-up Annuities recorded book value at the date of sale was of $123.5 million. Proceeds on the sale that were received by Wind-up Annuities' were $319.6 million. In connection with the sale, Wind-up Annuities acquired a $150.0 million mortgage from the affiliate on the property sold and a $50.3 million interest in another equity real estate property from continuing operations.

        Disposal of Businesses
        ----------------------

        In accordance with their October 2006 agreement, during 2007, AXA Financial and its subsidiaries, AXA Equitable, Enterprise and Enterprise Fund Distributors, Inc., ("EFD") transferred to Goldman Sachs Asset Management L.P. ("GSAM") assets of the business of serving as sponsor of and investment manager to 27 of the 31 funds of AXA Enterprise Multi-manager Funds Trust, AXA Enterprise Funds Trust and The Enterprise

        Group of Funds, Inc. (collectively, the "AXA Enterprise Funds") and completed the reorganization of such funds to corresponding mutual funds managed by GSAM. In 2008, AXA Financial completed the reorganization and/or liquidation of the remaining four retail mutual funds in AXA Enterprise Funds of the remaining funds which together had approximately $661.9 million in assets under management as of December 31, 2007. As a result of management's disposition plan, AXA Enterprise Funds advisory and distribution and investment management contracts and operations were reported as Discontinued Operations. In 2007, $0.7 million pre-tax ($0.4 million post-tax) of severance and transaction costs were recorded as a result of the disposition of the funds. Proceeds received in 2007, on the disposition of the AXA Enterprise Funds totaled $26.3 million.

        In 2009 and 2008, there were no impairments recorded on intangible assets associated with AXA Enterprise Fund's investment management contracts based upon fair value. At December 31, 2009 and 2008, there were no assets or liabilities related to these operations.

        Wind-up Annuities
        -----------------

        In 1991, management discontinued the business of Wind-up Annuities, the terms of which were fixed at issue, and which were sold to corporate sponsors of terminated qualified defined benefit plans, and for which a premium deficiency reserve and an allowance for future losses based upon projected future cash flows had been established. Due to the significant decline in in-force business, at December 31, 2009 the remaining assets and liabilities of the Wind-up Annuities were consolidated into the Company's consolidated balance sheet on a line-by-line basis.

        The Company evaluates the need for an allowance for future losses quarterly; the process involved comparison of the current period's results of Wind-up Annuities to previous projections and re-estimation of future expected losses, if appropriate, to determine whether an adjustment was required. Investment and benefit cash flow projections were updated annually as part of the Company's annual planning process. If the Company's analysis in any given period indicates that an allowance for future losses was not necessary, any current period Wind-up Annuities' operating losses or earnings were recognized as (Losses) earnings from discontinued operations, net of income taxes in the consolidated statements of earnings. At December 31, 2009, no allowance for future losses was necessary based upon projections of reasonably assured future net investing and operating cash flows.

        The determination of projected future cash flows involved numerous estimates and subjective judgments regarding the expected performance of invested assets held for the Wind-up Annuities' business and the expected run-off of Wind-up Annuities liabilities. There can be no assurance the projected future cash flows will not differ from the cash flows ultimately realized. To the extent actual results or future projections of Wind-up Annuities are lower than management's current estimates and assumptions and result in operating losses not being offset by reasonably assured future net investing and operating cash flows, an allowance for future losses may be necessary. In particular, to the extent income, sales proceeds and holding periods for equity real estate differ from management's previous assumptions, the establishment of a loss allowance liability may result.

        Summarized financial information for Wind-up Annuities follows:

                                                                                          DECEMBER 31,
                                                                              --------------------------------------
                                                                                  2009(1)                2008
                                                                              -----------------    -----------------
                                                                                          (IN MILLIONS)

        BALANCE SHEETS
        Fixed maturities, available for sale, at estimated fair value
          (amortized cost of $530.5 and $661.8)..............................  $      543.5         $      602.1
        Mortgage loans on real estate........................................         150.4                  1.2
        Equity real estate...................................................          92.2                162.2
        Other invested assets................................................          84.4                  1.3
                                                                              -----------------    -----------------
          Total investments..................................................         870.5                766.8
        Other assets.........................................................            .5                 77.1
                                                                              -----------------    -----------------
        Total Assets.........................................................  $      871.0         $      843.9
                                                                              =================    =================

        Policyholders liabilities............................................  $      705.1         $      723.4
        Other liabilities....................................................         165.9                120.5
                                                                              -----------------    -----------------
        Total Liabilities....................................................  $      871.0         $      843.9
                                                                              =================    =================

        (1) Amounts are now included in the consolidated balance sheet at December 31, 2009 on a line-by-line basis.

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        STATEMENTS OF EARNINGS
        Investment income (net of investment
          expenses of $10.2, $19.3 and $19.6)..............  $        60.0       $       64.0       $       64.9
        Investment (losses) gains, net:
          Total OTTI losses................................           (5.1)              (5.6)              (8.6)
          Portion of loss recognized in other
             comprehensive income..........................            -                  -                  -
                                                            -----------------   ----------------   -----------------
               Net impairment losses recognized............           (5.1)              (5.6)              (8.6)
          Other investment (losses) gains, net.............           (1.3)                .8                7.8
                                                            -----------------   ----------------   -----------------
                 Total investment losses, net..............           (6.4)              (4.8)               (.8)
                                                            -----------------   ----------------   -----------------
        Policy fees, premiums and other income.............           (2.8)                .1                 .2
                                                            -----------------   ----------------   -----------------
        Total revenues.....................................           50.8               59.3               64.3
                                                            -----------------   ----------------   -----------------

        Benefits and other deductions......................           69.2              101.7               80.0
        Losses charged to the
          allowance for future losses......................            -                  -                (15.6)
                                                            -----------------   ----------------   -----------------
        Pre-tax loss from operations.......................          (18.4)             (42.4)               (.1)

        Income tax benefit ................................            8.7               14.9                -
                                                            -----------------   ----------------   -----------------

        Losses from Wind-up Annuities......................  $        (9.7)      $      (27.5)      $        (.1)
                                                            =================   ================   =================

17)     ACCUMULATED OTHER COMPREHENSIVE (LOSS) INCOME

        Accumulated other comprehensive (loss) income represents cumulative gains and losses on items that are not reflected in earnings. The balances for the past three years follow:

                                                                                 DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Unrealized gains (losses) on investments........... $          9.2      $    (1,322.0)     $       122.3
        Defined benefit pensions plans.....................         (967.9)            (964.8)            (371.5)
        Impact of implementing new accounting guidance,
          net of taxes.....................................          (62.0)               -                  -
                                                            -----------------   ----------------   -----------------
        Total accumulated other
          comprehensive loss...............................       (1,020.7)          (2,286.8)            (249.2)
        Accumulated other comprehensive (income) loss
          attributable to noncontrolling interest..........          (15.0)              51.2              (18.7)
                                                            -----------------   ----------------   -----------------
        Accumulated Other Comprehensive Loss Attributable
          to AXA Equitable................................. $     (1,035.7)     $    (2,235.6)     $      (267.9)
                                                            =================   ================   =================

        The components of other comprehensive loss for the past three years follow:

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Net unrealized gains (losses) on investments:
          Net unrealized gains (losses) arising during
            the period..................................... $      2,391.1      $    (2,533.5)     $      (357.8)
          (Gains) losses reclassified into net (loss)
            earnings during the period.....................         (164.9)              75.3               22.7
                                                            -----------------   ----------------   -----------------
        Net unrealized gains (losses) on investments.......        2,556.0           (2,608.8)            (380.5)
        Adjustments for policyholders liabilities,
            DAC and deferred income taxes..................       (1,224.8)           1,164.5              211.7
                                                            -----------------   ----------------   -----------------

        Change in unrealized gains (losses),
          net of adjustments...............................        1,331.2           (1,444.3)            (168.8)
        Change in defined benefits pension plans...........           (3.1)            (593.3)              78.0
                                                            -----------------   ----------------   -----------------
        Total other comprehensive income (loss),
          net of income taxes..............................        1,328.1           (2,037.6)             (90.8)
        Other comprehensive (income) loss
          attributable to noncontrolling interest..........          (66.2)              69.9               (9.8)
                                                            -----------------   ----------------   -----------------
        Other Comprehensive Income (Loss)
          Attributable to AXA Equitable.................... $      1,261.9      $    (1,967.7)     $      (100.6)
                                                            =================   ================   =================


18)     COMMITMENTS AND CONTINGENT LIABILITIES

        Debt Maturities
        ---------------

        At December 31, 2009, aggregate maturities of the long-term debt, including any current portion of long-term debt, based on required principal payments at maturity were none for 2010-2014 and $200.0 million thereafter.

        Leases
        ------

        The Company has entered into operating leases for office space and certain other assets, principally information technology equipment and office furniture and equipment. Future minimum payments under non-cancelable operating leases for 2010 and the four successive years are $203.9 million, $205.2 million, $212.5 million, $218.8 million, $210.7 million and $2,243.3 million thereafter. Minimum future sublease rental income on these non-cancelable operating leases for 2010 and the four successive years is $8.4 million, $5.4 million, $4.0 million, $3.9 million, $3.6 million and $9.4 million thereafter.

        The Company has entered into capital leases for certain information technology equipment. Future minimum payments under non-cancelable capital leases for 2010 and the four successive years is $0.6 million, $0.5 million, $0.4 million, $0.2 million, $0.1 million and zero thereafter.

        Restructuring
        -------------

        As part of the Company's on-going efforts to reduce costs and operate more efficiently, from time to time, management has approved and initiated plans to reduce headcount and relocate certain operations. The restructuring costs and liabilities associated with the Company's initiatives were as follows:

                                                                                  DECEMBER 31,
                                                            ---------------------------------------------------------
                                                                  2009                2008               2007
                                                            ------------------  -----------------  ------------------
                                                                                 (IN MILLIONS)

        Balance, beginning of year.......................... $        59.6      $        30.7      $        18.3
        Additions  .........................................          79.1               67.9               24.9
        Cash payments ......................................        (111.5)             (33.8)             (10.8)
        Other reductions....................................          (6.9)              (5.2)              (1.7)
                                                            ------------------  -----------------  ------------------
        Balance, End of Year ............................... $        20.3      $        59.6      $        30.7
                                                            ==================  =================  ==================

        Guarantees and Other Commitments
        --------------------------------

        The Company provides certain guarantees or commitments to affiliates, investors and others. At December 31, 2009, these arrangements include commitments by the Company to provide equity financing of $615.1 million to certain limited partnerships under certain conditions. Management believes the Company will not incur material losses as a result of these commitments.

        AXA Equitable is the obligor under certain structured settlement agreements it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, AXA Equitable owns single premium annuities issued by previously wholly owned life insurance subsidiaries. AXA Equitable has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the need for AXA Equitable to satisfy those obligations is remote.

        The Company had $59.8 million of undrawn letters of credit related to reinsurance at December 31, 2009. AXA Equitable had $56.8 million of commitments under existing mortgage loan agreements at December 31, 2009.

        In February 2002, AllianceBernstein signed a $125.0 million agreement with a commercial bank under which it guaranteed certain obligations of SCBL incurred in the ordinary course of its business in the event SCBL is unable to meet these obligations. During 2009, AllianceBernstein was not required to perform under the agreement and at December 31, 2009 had no liability outstanding in connection with the agreement.


19)     LITIGATION

        A putative class action entitled Eagan et al. v. AXA Equitable Life Insurance Company was filed in the District Court for the Central District of California in December 2006 against AXA Equitable as plan sponsor and fiduciary for an ERISA retiree health plan. The action was brought by two plan participants on behalf of all past and present employees and agents who received retiree medical benefits from AXA Equitable at any time after January 1, 2004, or who will receive such benefits in 2006 or later, excluding certain retired agents. Plaintiffs allege that AXA Equitable's adoption of a revised version of its retiree health plan in 1993 (the "1993 Plan") was not authorized or effective. Plaintiffs contend that AXA Equitable has therefore breached the retiree health plan by imposing the terms of the 1993 Plan on plaintiffs and other retirees. Plaintiffs allege that, even if the 1993 Plan is controlling, AXA Equitable has violated the terms of the retiree health plan by imposing health care costs and coverages on plaintiffs and other retirees that are not authorized under the 1993 Plan. Plaintiffs also allege that AXA Equitable breached fiduciary duties owed to plaintiffs and retirees by allegedly misrepresenting and failing to disclose information to them. The plaintiffs seek compensatory damages, restitution and injunctive relief prohibiting AXA Equitable from violating the terms of the applicable plan, together with interest and attorneys' fees. In March 2007, AXA Equitable filed a motion to dismiss. In July 2007, the plaintiffs filed an amended complaint that (i) redefined the scope of the class to now include all retired employee and independent contractor agents formerly employed by AXA Equitable who received medical benefits after December 1, 2000 or who will receive such benefits in the future, excluding certain retired agents, and (ii) eliminated the claim based on a breach of fiduciary duty and certain claims related to health care costs. In September 2007, AXA Equitable filed its answer to the amended complaint. In April 2008, the plaintiffs filed a motion for class certification. In January 2009, AXA Equitable filed a motion to dismiss the complaint for lack of subject matter jurisdiction, which was denied by the Court in February 2009. In March 2009, AXA Equitable stipulated to class certification relating to the imposition of a "cap" or "company contribution limit" on the amount it would contribute to retiree's health care costs. In June 2009, AXA Equitable filed an opposition to class certification of the claim in which plaintiffs allege that AXA Equitable improperly replaced certain health care options with purportedly inferior options. In December 2009, the Court denied the health care options class certification, allowing plaintiffs to replead. In January 2010, the plaintiffs filed a second amended complaint. The trial date is currently scheduled for June 2010.

        ALLIANCEBERNSTEIN LITIGATION

        Market Timing-Related Matters

        In October 2003, a purported class action complaint entitled HINDO, ET AL. V. ALLIANCEBERNSTEIN GROWTH & INCOME FUND, ET AL. ("Hindo Complaint") was filed against AllianceBernstein, AllianceBernstein Holding, AllianceBernstein Corporation, AXA Financial, certain investment company funds (the "U.S. Funds") distributed by AllianceBernstein Investments, Inc., a wholly-owned subsidiary of AllianceBernstein, the registrants and issuers of those funds, certain officers of AllianceBernstein (the "AllianceBernstein defendants"), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint alleges that certain defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of U.S. Fund securities, violating various securities laws.

        Following October 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various Federal and state courts against AllianceBernstein and certain other defendants. In September 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of AllianceBernstein Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of AllianceBernstein.

        In April 2006, AllianceBernstein and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which AllianceBernstein previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of AllianceBernstein Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

                       -----------------------------------

        Although the outcome of litigation generally cannot be predicted with certainty, management intends to vigorously defend against the allegations made by the plaintiffs in the actions described above and believes that the ultimate resolution of the litigations described above involving AXA Equitable and/or its subsidiaries should not have a material adverse effect on the consolidated financial position of the Company. Management cannot make an estimate of loss, if any, or predict whether or not any of the litigations described above will have a material adverse effect on the Company's consolidated results of operations in any particular period.

        In addition to the type of matters described above, a number of lawsuits have been filed against life and health insurers in the jurisdictions in which AXA Equitable and its respective insurance subsidiaries do business involving insurers' sales practices, alleged agent misconduct, alleged failure to properly supervise agents, contract administration and other matters. The resolution of the lawsuits alleging these and other claims in the past have resulted in the award of substantial judgments against other insurers, including material amounts of punitive damages, or in substantial settlements. In some states, juries have substantial discretion in awarding punitive damages. AXA Equitable and AXA Life, like other life and health insurers, from time to time are involved in such litigations. Some of these actions and proceedings filed against AXA Equitable and its subsidiaries have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on the Company's consolidated financial position or results of operations. However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given matter.


20)     INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

        AXA Equitable is restricted as to the amounts it may pay as dividends to AXA Financial. Under the applicable states' insurance law, a domestic life insurer may, without prior approval of the Superintendent, pay a dividend to its shareholders not exceeding an amount calculated based on a statutory formula. This formula would permit AXA Equitable to pay shareholder dividends not greater than $311.6 million during 2010. Payment of dividends exceeding this amount requires the insurer to file notice of its intent to declare such dividends with the Superintendent who then has 30 days to disapprove the distribution. For 2009, 2008 and 2007, the Insurance Group statutory net income (loss) totaled $1,782.9 million, $(1,074.8) million and $605.8 million, respectively. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $3,838.0 million and $3,588.1 million at December 31, 2009 and 2008, respectively. In 2007, AXA Equitable paid $600.0 million in shareholder dividends; no dividends were paid in 2009 and 2008.

        At December 31, 2009, AXA Equitable, in accordance with various government and state regulations, had $84.4 million of securities on deposit with such government or state agencies.

        In fourth quarter 2008, AXA Equitable issued two $500.0 million surplus notes to AXA Financial. The notes, both of which mature on December 1, 2018, have a fixed interest rate of 7.1%. The accrual and payment of interest expense and the payment of principal related to surplus notes require approval from the New York State Insurance Department ("the NYID"). Interest expense in 2010 will approximate $71.0 million.

        At December 31, 2009 and for the year then ended, there were no differences in net income and capital and surplus resulting from practices prescribed and permitted by NYID and those prescribed by NAIC Accounting Practices and Procedures effective at December 31, 2009.

        Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from U.S. GAAP. The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total equity under U.S. GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from U.S. GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under U.S. GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, Federal income taxes are provided on the basis of amounts currently payable with limited recognition of deferred tax assets while under U.S. GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured; (e) the valuation of assets under SAP and U.S. GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) the valuation of the investment in AllianceBernstein and AllianceBernstein Holding under SAP reflects a portion of the market value appreciation rather than the equity in the underlying net assets as required under U.S. GAAP; (g) the provision for future losses of the discontinued Wind-Up Annuities business is only required under U.S. GAAP; (h) reporting the surplus notes as a component of surplus in SAP but as a liability in U.S. GAAP; (i) computer software development costs are capitalized under U.S. GAAP but expensed under SAP; (j) certain assets, primarily pre-paid assets, are not admissible under SAP but are admissible under U.S. GAAP and (k) the fair valuing of all acquired assets and liabilities including intangible assets are required for U.S. GAAP purchase accounting.

        The following reconciles the Insurance Group's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by NYID laws and regulations with net earnings and equity on a U.S. GAAP basis.

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Net change in statutory surplus and
          capital stock.................................... $        (39.1)     $    (3,414.3)     $        71.7
        Change in AVR......................................          288.9             (808.4)            (167.2)
                                                            -----------------   ----------------   -----------------
        Net change in statutory surplus, capital stock
          and AVR..........................................          249.8           (4,222.7)             (95.5)
        Adjustments:
          Future policy benefits and policyholders'
            account balances...............................       (5,995.3)               3.2              415.1
          DAC..............................................          860.4           (2,089.9)             620.1
          Deferred income taxes............................        1,167.0           (4,116.6)            (677.8)
          Valuation of investments.........................         (659.3)           3,695.4                2.8
          Valuation of investment subsidiary...............         (578.9)           5,046.4              461.7
          Change in fair value of GMIB
             reinsurance contracts.........................       (2,565.9)           1,566.8                6.9
          Pension adjustment..............................            17.0            1,389.7                -
          Premiums and benefits ceded to AXA Bermuda......         5,540.8            2,846.7                -
          Issuance of surplus notes.......................             -             (1,000.0)               -
          Shareholder dividends paid......................             -                  -                600.0
          Changes in non-admitted assets...................           29.5              136.9               19.4
          Other, net.......................................          (32.4)             (12.6)            (150.3)
          U.S. GAAP adjustments for Wind-up Annuities .....         (195.5)             (16.7)              31.2
                                                            -----------------   ----------------   -----------------
        U.S. GAAP Net (Loss) Earnings ..................... $     (2,162.8)     $     3,226.6      $     1,233.6
                                                            =================   ================   =================

                                                                                  DECEMBER 31,
                                                            ---------------------------------------------------------
                                                                  2009               2008                2007
                                                            -----------------   ----------------   ------------------
                                                                                 (IN MILLIONS)

        Statutory surplus and capital stock................ $      3,115.9      $     3,155.0      $     6,569.3
        AVR................................................          722.0              433.1            1,242.7
                                                            -----------------   ----------------   ------------------
        Statutory surplus, capital stock and AVR...........        3,837.9            3,588.1            7,812.0
        Adjustments:
          Future policy benefits and policyholders'
             account balances..............................       (1,463.6)          (1,487.3)          (2,270.2)
          DAC..............................................        7,745.2            7,482.0            9,019.3
          Deferred income taxes............................       (3,704.9)          (4,585.1)          (1,089.3)
          Valuation of investments.........................          672.8           (2,312.5)             457.1
          Valuation of investment subsidiary...............       (1,018.9)             588.1           (4,458.3)
          Fair value of GMIB reinsurance contracts.........        2,255.8            4,821.7              124.7
          Deferred cost of insurance ceded
             to AXA Bermuda................................        3,177.5            3,495.8                -
          Non-admitted assets..............................        1,036.2            1,144.0            1,014.5
          Issuance of surplus notes........................       (1,524.9)          (1,524.9)            (524.8)
          Other, net.......................................         (152.2)             141.3               76.0
          U.S. GAAP adjustments for Wind-up Annuities......            -                 12.4                1.5
                                                            -----------------   ----------------   ------------------
        U.S. GAAP Total AXA Equitable Equity............... $     10,860.9      $    11,363.6      $    10,162.5
                                                            =================   ================   ==================

21)     BUSINESS SEGMENT INFORMATION

        The following tables reconcile segment revenues and earnings from continuing operations before income taxes to total revenues and earnings as reported on the consolidated statements of earnings and segment assets to total assets on the consolidated balance sheets, respectively.

                                                                  2009               2008               2007
                                                            -----------------   ----------------  ------------------
                                                                                 (IN MILLIONS)

       SEGMENT REVENUES:
       Insurance..........................................   $       336.3       $    15,075.4     $     6,903.3
       Investment Management (1)..........................         2,941.7             3,542.7           4,561.8
       Consolidation/elimination..........................           (36.0)              (76.5)            (91.4)
                                                            -----------------   ----------------  ------------------
       Total Revenues.....................................   $     3,242.0       $    18,541.6     $    11,373.7
                                                            =================   ================  ==================

        (1) Intersegment investment advisory and other fees of approximately $55.6 million, $93.3 million and $128.9 million for 2009, 2008 and 2007, respectively, are included in total revenues of the Investment Management segment.

       SEGMENT (LOSS) EARNINGS FROM CONTINUING                    2009                2008               2007
          OPERATIONS BEFORE INCOME TAXES:                   -----------------   -----------------  -----------------
                                                                                   (IN MILLIONS)

       Insurance..........................................   $    (3,665.7)     $     4,453.8      $     1,278.0
       Investment Management..............................           588.7              932.2            1,400.5
       Consolidation/elimination..........................            (1.7)               (.4)               -
                                                            -----------------   -----------------  -----------------
       Total (Loss) Earnings from Continuing Operations
          before Income Taxes.............................   $    (3,078.7)     $     5,385.6      $     2,678.5
                                                            =================   =================  =================

                                                                                     DECEMBER 31,
                                                                    ------------------------------------------------
                                                                             2009                     2008
                                                                    -----------------------   ----------------------
                                                                                     (IN MILLIONS)
       SEGMENT ASSETS:
       Insurance..........................................            $    139,202.3           $    123,757.3
       Investment Management..............................                  10,770.7                 12,520.2
       Consolidation/elimination..........................                     (68.6)                   (11.2)
                                                                    -----------------------   ----------------------
       Total Assets.......................................            $    149,904.4           $    136,266.3
                                                                    =======================   ======================

        In accordance with SEC regulations, securities with a fair value of $947.9 million and $2,547.9 million have been segregated in a special reserve bank custody account at December 31, 2009 and 2008, respectively, for the exclusive benefit of securities broker-dealer or brokerage customers under Rule 15c3-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

22)     QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

        The quarterly results of operations for 2009 and 2008 are summarized below:

                                                                    THREE MONTHS ENDED
                                       ------------------------------------------------------------------------------
                                           MARCH 31           JUNE 30           SEPTEMBER 30          DECEMBER 31
                                       -----------------  -----------------   ------------------   ------------------
                                                                       (IN MILLIONS)
        2009
        ----
        Total Revenues................ $      1,320.3     $     (1,033.8)     $     1,685.1        $     1,270.4
                                       =================  =================   ==================   ==================

        Loss from Continuing
          Operations, Net of Income
          Taxes....................... $       (315.4)    $     (1,347.4)     $      (140.6)       $      (362.1)
                                       =================  =================   ==================   ==================

        Net Loss, Attributable to
          AXA Equitable............... $       (310.3)    $     (1,343.9)     $      (145.1)       $      (363.5)
                                       =================  =================   ==================   ==================

        2008
        ----
        Total Revenues................ $      3,782.6     $      2,401.3      $     3,377.7        $     8,980.0
                                       =================  =================   ==================   ==================

        Earnings from Continuing
          Operations, Net of
          Income Taxes................ $        595.6     $        505.1      $        91.6        $     2,032.8
                                       =================  =================   ==================   ==================

        Net Earnings, Attributable to
          AXA Equitable............... $        607.4     $        510.6      $        96.6        $     2,012.0
                                       =================  =================   ==================   ==================

Retirement Investment Account(R)



PROSPECTUS DATED MAY 1, 2010


Please read this prospectus and keep it for future reference. It contains important information that you should know before purchasing, or taking any other action under a contract. Also, you should read the prospectuses for AXA Premier VIP Trust and EQ Advisors Trust which contain important information about their portfolios.
--------------------------------------------------------------------------------


ABOUT THE RETIREMENT INVESTMENT ACCOUNT(R)

The Retirement Investment Account(R) ("RIA") is an investment program that allows employer plan assets to accumulate on a tax-deferred basis. The investment funds ("Funds") and a guaranteed interest option listed in the table below, are available under RIA. The Funds and guaranteed interest option comprise the "investment options" covered by this prospectus. RIA is offered under a group annuity contract issued by AXA EQUITABLE LIFE INSURANCE COMPANY.

This contract is no longer being sold. This prospectus is used with current contract owners only. You should note that your contract features and charges, and your investment options, may vary depending on your state and/or the date on which you purchased your contract. For more information about the particular features, charges and options applicable to you, please contact your financial professional and/or refer to copies of the documents you received when you enrolled.


--------------------------------------------------------------------------------
 FUNDS
--------------------------------------------------------------------------------
 POOLED SEPARATE ACCOUNTS
--------------------------------------------------------------------------------
o AllianceBernstein Balanced --        o AllianceBernstein Common Stock --
  Separate Account No. 10                Separate Account No. 4
o AllianceBernstein Bond -- Separate   o AllianceBernstein Mid Cap Growth --
  Account No. 13**                       Separate Account No. 3
--------------------------------------------------------------------------------
 SEPARATE ACCOUNT NO. 66
--------------------------------------------------------------------------------
o EQ/AllianceBernstein International   o EQ/Large Cap Core PLUS
o EQ/AllianceBernstein Small Cap       o EQ/Large Cap Growth Index
  Growth                               o EQ/Large Cap Growth PLUS
o EQ/BlackRock Basic Value Equity      o EQ/Large Cap Value PLUS
o EQ/BlackRock International Value     o EQ/Mid Cap Index
o EQ/Calvert Socially Responsible      o EQ/Mid Cap Value PLUS
o EQ/Capital Guardian Growth           o EQ/Money Market
o EQ/Capital Guardian Research         o EQ/Quality Bond PLUS
o EQ/Equity 500 Index                  o EQ/T. Rowe Price Growth Stock
o EQ/Equity Growth PLUS                o EQ/Wells Fargo Advantage Omega
o EQ/Global Multi-Sector Equity          Growth*
o EQ/Intermediate Government Bond      o Multimanager Multi-Sector Bond
  Index                                o Multimanager Small Cap Value
o EQ/International Core PLUS           o Multimanager Technology
o EQ/JPMorgan Value Opportunities
--------------------------------------------------------------------------------



(*) This is the variable investment option's new name, effective on or about May 1, 2010, subject to regulatory approval. Please see "Portfolios of the Trusts" under "RIA features and benefits" later in this Prospectus for the variable investment option's former name.

(**) This Fund will no longer be available on or about July 1, 2010.


The AllianceBernstein Bond, AllianceBernstein Balanced, AllianceBernstein Common Stock, and AllianceBernstein Mid Cap Growth Funds (the "Pooled Separate Accounts") are managed by AXA Equitable. The AllianceBernstein Bond Fund is available only to employer plans that signed an agreement to allocate monies in the AllianceBernstein Bond Fund before June 1, 1994.

Separate Account No. 66 Funds invest in shares of a corresponding portfolio ("portfolio") of AXA Premier VIP Trust and EQ Advisors Trust (the "Trusts"). In each case, the Funds and the corresponding portfolios have the same name. You should read the prospectuses for each Trust and keep them for future reference.

GUARANTEED INTEREST OPTION. The guaranteed interest option credits interest daily and we guarantee principal.


Registration statements relating to this offering have been filed with the Securities and Exchange Commission ("SEC"). The Statement of Additional Information ("SAI") dated May 1, 2010, is a part of the registration statement is available free of charge upon request by writing us or calling us toll-free. The SAI has been incorporated by reference into this prospectus. This prospectus and the SAI can also be obtained from the SEC's website at www.sec.gov. The table of contents for the SAI appears at the back of this prospectus. The SAI is available free of charge. You may request one by writing to our processing office at AXA Equitable, RIA Service Office, P.O. Box 8095, Boston, MA 02266-8095 or calling 1-800-967-4560.



THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE SECURITIES ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.


                                                                          x02880

Contents of this prospectus

--------------------------------------------------------------------------------

RETIREMENT INVESTMENT ACCOUNT(R)
--------------------------------------------------------------------------------
Index of key words and phrases                                                 4
Who is AXA Equitable?                                                          5
How to reach us                                                                6
RIA at a glance - key features                                                 7

--------------------------------------------------------------------------------
FEE TABLE                                                                      9
--------------------------------------------------------------------------------
Examples                                                                      11
Condensed financial information                                               13

--------------------------------------------------------------------------------
1. RIA FEATURES AND BENEFITS                                                  14
--------------------------------------------------------------------------------
Investment options                                                            14
The AllianceBernstein Bond Fund                                               14
The AllianceBernstein Balanced Fund                                           15
The AllianceBernstein Common Stock Fund                                       16
The AllianceBernstein Mid Cap Growth Fund                                     17
Investment manager of the AllianceBernstein Bond,
  AllianceBernstein Balanced, AllianceBernstein
  Common Stock and AllianceBernstein Mid Cap Growth Funds                     17
Portfolio holdings policy for the Pooled Separate Accounts                    18
Funds investing in the Trusts                                                 18
Portfolios of the Trusts                                                      19
Risks of investing in the Funds                                               22
Risk factors -- AllianceBernstein Bond, AllianceBernstein
  Common Stock, AllianceBernstein Mid Cap Growth and
  AllianceBernstein Balanced Funds                                            22
Change of investment objectives                                               23
Guaranteed interest option                                                    23

--------------------------------------------------------------------------------
2. HOW WE VALUE YOUR ACCOUNT VALUE                                            25
--------------------------------------------------------------------------------
How we determine the unit value                                               25
How we value the assets of the Funds                                          25

--------------------------------------------------------------------------------
3. TRANSFERS                                                                  27
--------------------------------------------------------------------------------
Transfers among investment options                                            27
Special rules applicable to the AllianceBernstein Bond Fund                   27
Disruptive transfer activity                                                  27



----------------------
When we use the words "we," "us" and "our," we mean AXA Equitable.

When we address the reader of this prospectus with words such as "you" and "your," we generally mean the employer or plan sponsor of the plans who use RIA as an investment vehicle, unless otherwise explained.

Further, the terms and conditions of the employer's plan govern the aspects of RIA available to plan participants. Accordingly, participants also should carefully consider the features of their employer's plan, which may be different from the features of RIA described in this prospectus.


2  Contents of this prospectus

--------------------------------------------------------------------------------
4. ACCESS TO YOUR ACCOUNT VALUE                                               29
--------------------------------------------------------------------------------
Participant loans                                                             29
Choosing benefit payment options                                              29

--------------------------------------------------------------------------------
5. RIA                                                                        30
--------------------------------------------------------------------------------
Summary of plan choices of RIA                                                30
How to make contributions                                                     30
Selecting investment options                                                  30
Allocating program contributions                                              31

--------------------------------------------------------------------------------
6. DISTRIBUTIONS                                                              32
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
7. OPTIONAL PARTICIPANT RECORDKEEPING SERVICES                                34
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
8. CHARGES AND EXPENSES                                                       35
--------------------------------------------------------------------------------
Charges reflected in the unit values                                          35
Indirect expenses borne by the Funds                                          35
Charges which reduce the number of units                                      35
Participant recordkeeping services charge                                     36
Other billing arrangements                                                    36
Individual annuity charges                                                    36
General information on fees and charges                                       36

--------------------------------------------------------------------------------
9. TAX INFORMATION                                                            37
--------------------------------------------------------------------------------
Buying a contract to fund a retirement arrangement                            37
Impact of taxes to AXA Equitable                                              37
Certain rules applicable to plans designed to comply
  with Section 404(c) of ERISA                                                37

--------------------------------------------------------------------------------
10. MORE INFORMATION                                                          39
--------------------------------------------------------------------------------
About changes or terminations                                                 39
IRS disqualification                                                          39
About the separate accounts                                                   39
About the Trusts                                                              39
About the general account                                                     39
When we pay proceeds                                                          40
When transaction requests are effective                                       40
Voting rights                                                                 40
About legal proceedings                                                       40
Financial Statements                                                          40
About the trustee                                                             41
Reports we provide and available information                                  41
Acceptance and responsibilities                                               41
About registered units                                                        41
Assignment and creditors' claims                                              41
Distribution of the contracts                                                 41
Commissions and service fees we pay                                           42

--------------------------------------------------------------------------------
APPENDIX: CONDENSED FINANCIAL INFORMATION                                    I-1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION
  TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                  Contents of this prospectus  3

Contents of this Prospectus (Cont'd.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SUMMARY PROSPECTUSES FOR THE PORTFOLIOS OF AXA PREMIER VIP TRUST AND EQ
   ADVISORS TRUST
--------------------------------------------------------------------------------
Multimanager Multi-Sector Bond                                          MMSB 1-4
Multimanager Small Cap Value                                           MMSCV 1-4
Multimanager Technology                                                  MMT 1-4
EQ/AllianceBernstein International                                     EQABI 1-3
EQ/AllianceBernstein Small Cap Growth                                 EQASCG 1-3
EQ/BlackRock Basic Value Equity                                        EQBBV 1-3
EQ/BlackRock International Value                                      EQBINT 1-3
EQ/Calvert Socially Responsible                                        EQCSR 1-4
EQ/Capital Guardian Growth                                             EQCGG 1-3
EQ/Capital Guardian Research                                           EQCGR 1-3
EQ/Equity 500 Index                                                   EQ500I 1-3
EQ/Equity Growth PLUS                                                  EQEGP 1-4
EQ/Global Multi-Sector Equity                                         EQGMSE 1-4
EQ/Intermediate Government Bond Index                                 EQIGBI 1-3
EQ/International Core PLUS                                             EQICP 1-4
EQ/JPMorgan Value Opportunities                                       EQJPMV 1-3
EQ/Large Cap Core PLUS                                                EQLCCP 1-4
EQ/Large Cap Growth Index                                             EQLCGI 1-3
EQ/Large Cap Growth PLUS                                              EQLCGP 1-4
EQ/Large Cap Value PLUS                                               EQLCVP 1-4
EQ/Mid Cap Index                                                       EQMCI 1-3
EQ/Mid Cap Value PLUS                                                 EQMCVP 1-4
EQ/Money Market                                                         EQMM 1-3
EQ/Quality Bond PLUS                                                   EQQBP 1-4
EQ/T.Rowe Price Growth Stock                                           EQTGS 1-3
EQ/Wells Fargo Advantage Omega Growth                                 EQWFAO 1-3



3-a  Contents of this Prospectus (Cont'd.)

Index of key words and phrases

--------------------------------------------------------------------------------
Below is an index of key words and phrases used in this prospectus. The index will refer you to the page where particular terms are defined or explained.
This index should help you locate more information on the terms used in this prospectus.


                                                                      PAGE
  AXA Equitable                                                          5
  business day                                                          25
  benefit payment options                                               29
  Code                                                                   7
  contracts                                                             30
  contributions                                                         30
  CWC                                                                   35
  current rate                                                          23
  disruptive transfer activity                                          27
  DOL                                                                   30
  ERISA                                                                  7
  exclusive funding employer plan                                       30
  Fair valuation                                                        26
  financial professional                                                41
  Funds                                                              cover
  guaranteed interest option                                        cover
  IRS                                                                   35
  investment options                                                 cover
  market timing                                                         27
  Master Retirement Trust                                               30
  minimum rate                                                          23
  optional participant recordkeeping service                            34
  PRS                                                                    7
  partial funding employer plan                                         30
  participant-directed plans                                            27
  portfolios                                                         cover
  QDRO                                                                  41
  RIA                                                                cover
  SAI                                                                cover
  separate accounts                                                     39
  Trusts                                                             cover
  trustee-directed plans                                                27
  unit                                                                  25
  unit value                                                            25

                                               Index of key words and phrases  4

Who is AXA Equitable?

--------------------------------------------------------------------------------


We are AXA Equitable Life Insurance Company ("AXA Equitable"), a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable is an indirect, wholly-owned subsidiary of AXA Financial, Inc., a holding company, which is itself an indirect, wholly-owned subsidiary of AXA SA ("AXA"). AXA is a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, and under its other arrangements with AXA Equitable and AXA Equitable's parent, AXA exercises significant influence over the operations and capital structure of AXA Equitable and its parent. AXA holds its interest in AXA Equitable through a number of other intermediate holding companies, including Oudinot Participations, AXA America Holdings, Inc. and AXA Equitable Financial Services, LLC. AXA Equitable is obligated to pay all amounts that are promised to be paid under the contracts. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $581.2 billion in assets as of December 31, 2009. For more than 150 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.



5  Who is AXA Equitable?

HOW TO REACH US

Please communicate with us at the mailing addresses listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically may be unavailable or delayed. For example, our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing. In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location listed below.

We reserve the right to limit access to these services if we determine that you are engaged in a disruptive transfer activity, such as "market timing" (see "Disruptive transfer activity" in "Transfers" later in this prospectus).

You can reach us to obtain:

o   Participation agreements, or enrollment or other forms used in RIA

o   Unit values and other values under your plan

o   Any other information or materials that we provide in connection with RIA


--------------------------------------------------------------------------------
 BY PHONE:
--------------------------------------------------------------------------------
1-800-967-4560
(Service consultants are available weekdays 9 a.m. to 5 p.m. Eastern time.)


--------------------------------------------------------------------------------
 FOR CORRESPONDENCE AND CONTRIBUTION CHECKS SENT BY
 REGULAR MAIL:
--------------------------------------------------------------------------------
AXA Equitable
P.O. Box 8095
Boston, MA 02266-8095


--------------------------------------------------------------------------------
 FOR CONTRIBUTION CHECKS ONLY SENT BY REGISTERED, CERTI-
 FIED, OR OVERNIGHT DELIVERY:
--------------------------------------------------------------------------------

AXA Equitable
30 Dan Road
Canton, MA 02021


Your correspondence will be picked up at the mailing address noted above and delivered to our processing office. Your correspondence, however, is not considered received by us until it is received at our processing office. Our processing office is 30 Dan Road, Canton, MA.

NO PERSON IS AUTHORIZED BY AXA EQUITABLE TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND THE SAI, OR IN OTHER PRINTED OR WRITTEN MATERIAL ISSUED BY AXA EQUITABLE. YOU SHOULD NOT RELY ON ANY OTHER INFORMATION OR REPRESENTATION.


                                                        Who is AXA Equitable?  6

RIA at a glance -- key features

------------------------------------------------------------------------------------------------------------------------------------
EMPLOYER               RIA is an investment program designed for employer plans that qualify for tax-favored treatment under Section
PLAN                   401(a) of the Internal Revenue Code of 1986, as amended ("Code"). Eligible employer plans include defined
ARRANGEMENTS           benefit plans, defined contribution plans or profit-sharing plans, including 401(k) plans. These employer
THAT                   plans generally also must meet the requirements of the Employee Retirement Income Security Act of 1974, as
USE THE                amended ("ERISA").
RIA CONTRACT
                       Employer plan arrangements chose RIA:

                       o   As the exclusive funding vehicle for an employer plan. If you chose this option, the annual amount of plan contributions must be at least $10,000.

                       o   As a partial investment funding vehicle for an employer plan. Under this option, the aggregate amount of contributions in the initial participation year were at least $50,000, and the annual aggregate amount of contributions thereafter must be at least $25,000. The guaranteed interest option is not available. Also, a partial funding agreement was completed.
------------------------------------------------------------------------------------------------------------------------------------
RIA FEATURES           o   31 investment options. The maximum number of active investment options that may be selected at any time is 25.

                       o   Benefit distribution payments.

                       o   Optional Participant Recordkeeping Services ("PRS"), which includes participant-level recordkeeping and making benefit payments.

                       o   Available for trustee-directed or participant-directed plans.
                       -------------------------------------------------------------------------------------------------------------
                       A participant-directed employer plan is an employer plan that permits investment direction by plan participants for contribution allocations or transfers among investment options. A trustee-directed employer plan is an employer plan that permits those same types of investment decisions only by the employer, a trustee or any named fiduciary or an authorized delegate of the plan.
                       -------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
CONTRIBUTIONS          o   Can be allocated to any one investment option or divided among them.

                       o   May be made by check or wire transfer.

                       o   Are credited on the day of receipt if accompanied by properly completed forms.
------------------------------------------------------------------------------------------------------------------------------------
TRANSFERS AMONG        o   Generally, amounts may be transferred among the investment options.
INVESTMENT OPTIONS
                       o   There is no charge for transfers and no tax liability.

                       o   Transfers to the AllianceBernstein Bond Fund and from the guaranteed interest option may be subject to limitations.
------------------------------------------------------------------------------------------------------------------------------------
PROFESSIONAL           The Funds are managed by professional investment advisers.
INVESTMENT MANAGEMENT
------------------------------------------------------------------------------------------------------------------------------------
GUARANTEED             The guaranteed interest option pays interest at guaranteed rates and provides guarantees of principal.
OPTIONS
------------------------------------------------------------------------------------------------------------------------------------
TAX CONSIDERATIONS     o   On earnings    No tax until you make withdrawals under the plan.

                       o   On transfers   No tax on internal transfers among the investment options.
                       -------------------------------------------------------------------------------------------------------------
                       Because you are enrolling in an annuity contract that funds a qualified employer sponsored retirement arrangement, you should be aware that such annuities do not provide tax deferral benefits beyond those already provided by the Code. Before purchasing one of these annuities, you should consider whether its features and benefits beyond tax deferral meet your needs and goals. You may also want to consider the relative features, benefits and costs of these annuities with any other investment that you may use in connection with your retirement plan or arrangement. (For more information, see "Tax information" later in this prospectus.)
------------------------------------------------------------------------------------------------------------------------------------

7 RIA at a glance -- key features

------------------------------------------------------------------------------------------------------------------------------------
CHARGES AND EXPENSES   o   Ongoing operations fee assessed against assets invested in investment options including any outstanding loan balance.

                       o   Investment management and financial accounting fees and other expenses charged on a Fund-by-Fund basis, as applicable.

                       o   No sales charges deducted from contributions, but contingent withdrawal charges may apply for non-benefit distributions.

                       o   Charges of the Trusts' portfolios for management fees and other expenses, and 12b-1 fees.

                       o   Administrative fee if you purchase an annuity payout option.

                       o   Participant recordkeeping (optional) charge per participant annual fee of $25.

                       o   Loan fee of 1% of loan principal amount at the time the plan loan is made.

                       o   Administrative charge for certain Funds of Separate Account No. 66.

                       o   We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. This charge is generally deducted from the amount applied to an annuity payout option.
------------------------------------------------------------------------------------------------------------------------------------
BENEFIT                o   Lump sum.
PAYMENT
OPTIONS                o   Installments on a time certain or dollar certain basis.

                       o   Variety of fixed annuity benefit payout options as available under an employer's plan.
------------------------------------------------------------------------------------------------------------------------------------
ADDITIONAL             o   Participant loans (if elected by your employer; some restrictions apply).
FEATURES
                       o   Quarterly reports showing:

                           -  transactions in the investment options during the quarter for the employer plan;

                           -  the number of units in the Funds credited to the employer plan; and

                           -  the unit values and/or the balances in all of the investment options as of the end of the quarter.

                       o   Automatic confirmation notice to employer/trustee following the processing of an investment option transfer.

                       o   Annual and semiannual report of the Funds.
------------------------------------------------------------------------------------------------------------------------------------

THE ABOVE IS NOT A COMPLETE DESCRIPTION OF ALL MATERIAL PROVISIONS OF THE CONTRACT. IN SOME CASES RESTRICTIONS OR EXCEPTIONS APPLY. ALSO, ALL FEATURES OF THE CONTRACT ARE NOT NECESSARILY AVAILABLE IN YOUR STATE OR AT CERTAIN AGES.

For more detailed information, we urge you to read the contents of this prospectus, as well as your contract. This prospectus is not your contract. Your contract and any endorsements, riders and data pages are the entire contract between you and AXA Equitable and governs with respect to all features, benefits, rights and obligations. The contract should be read carefully before investing. Please feel free to call us if you have any questions.


OTHER CONTRACTS

We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, fees and/or charges that are different from those in the contracts offered by this prospectus. Not every contract is offered through the same distributor. Upon request, your financial professional can show you information regarding other AXA Equitable annuity contracts that he or she distributes. You can also contact us to find out more about any of the AXA Equitable annuity contracts.


                                               RIA at a glance -- key features 8

Fee table

--------------------------------------------------------------------------------
The following tables describe the fees and expenses that you will pay when enrolling in, owning, and surrendering the RIA contract. The tables reflect charges that affect plan balances participating in the Funds through the group annuity contract, as well as charges you will bear directly under your contract. The table also shows charges and expenses of the portfolios of each Trust that you will bear indirectly. Each of the charges and expenses is more fully described in "Charges and expenses" later in this prospectus.

The first table describes fees and expenses that you will pay at the time that you surrender the contract, make certain withdrawals, purchase an annuity payout option or take a loan from the contract. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply. We deduct no sales charge at the time you make a contribution, and there are no transfer or exchange fees when you transfer assets among the investment options under the contract.

------------------------------------------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE AT THE TIME YOU REQUEST CERTAIN TRANSACTIONS:
------------------------------------------------------------------------------------------------------------------------------------
Maximum contingent withdrawal charge (as a percentage of Fund assets)(1)                   6%

Administrative fee if you purchase an annuity payout option                                $175

Loan fee (as a percentage of amount withdrawn as loan principal at the time the            1%
loan is made)

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including underlying Trust portfolio fees and expenses.



------------------------------------------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM THE FUNDS EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS:
------------------------------------------------------------------------------------------------------------------------------------
Maximum annual ongoing operations fee (as an annual percentage of daily net              1.25%
Fund assets)(2)

Administrative charge (applies only to certain Funds(3) in Separate Account No. 66)(4)   0.05%

Investment management and accounting fees (applies only to the Pooled Separate
Accounts)(4):

AllianceBernstein Bond Fund(5), AllianceBernstein Balanced Fund and
AllianceBernstein Mid Cap Growth Fund                                                    0.50%

AllianceBernstein Common Stock Fund                                                      0.50%




------------------------------------------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT AT THE END OF EACH MONTH
------------------------------------------------------------------------------------------------------------------------------------
Annual Optional Participant Recordkeeping Services Fee(6)   $25 per plan participant
------------------------------------------------------------------------------------------------------------------------------------
A proportionate share of all fees and expenses paid by a portfolio that corresponds to any variable investment option of the Trusts to which plan balances are allocated also applies. The table below shows the lowest and highest total operating expenses as of
December 31, 2009 charged by any of the portfolios. These fees and expenses are reflected in the portfolio's net asset value each day. Therefore, they reduce the investment return of the portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concern- ing each portfolio's fees and expenses is contained in the
Trust prospectus for the portfolio.
------------------------------------------------------------------------------------------------------------------------------------
 PORTFOLIO OPERATING EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2008 (expenses that are deducted     Lowest     Highest
from portfolio assets including management fees, 12b-1 fees, service fees, and/or  ------     -------
other expenses)(7)                                                                  0.39%      1.48%


9 Fee table

This table shows the fees and expenses for 2009 as an annual percentage of each Portfolio's daily average net assets.



------------------------------------------------------------------------------------------------------------------------------------
                                                                          TRUST RELATED EXPENSES
                                      SEPARATE                                                     TOTAL
                                      ACCOUNT                                          ACQUIRED    ANNUAL
                                       ANNUAL                                         FUND FEES   EXPENSES   FEE WAIV-   NET ANNUAL
                                      EXPENSE                                            AND       (BEFORE  ERS AND/OR    EXPENSES
                                    ADMINISTRA-                                        EXPENSES    EXPENSE    EXPENSE      (AFTER
                                        TIVE         MANAGE-     12B-1     OTHER     (UNDERLYING   LIMITA-  REIMBURSE-    EXPENSE
PORTFOLIO NAME                     CHARGE (3)(4)  MENT FEES(8)  FEES(9) EXPENSES(10) PORTFOLIOS)   TIONS)    MENTS(11)  LIMITATIONS)
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP TRUST:
------------------------------------------------------------------------------------------------------------------------------------
Multimanager Multi-Sector Bond          0.05%         0.53%       --        0.21%          --       0.74%         --         0.74%
Multimanager Small Cap Value              --          0.85%     0.25%       0.20%          --       1.30%         --         1.30%
Multimanager Technology                   --          0.95%     0.25%       0.24%        0.04%      1.48%         --         1.48%
------------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST:
------------------------------------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein International      0.05%         0.73%       --        0.14%          --       0.87%       0.00%        0.87%
EQ/AllianceBernstein Small Cap Growth   0.05%         0.75%       --        0.15%          --       0.90%         --         0.90%
EQ/BlackRock Basic Value Equity           --          0.57%     0.25%       0.15%          --       0.97%         --         0.97%
EQ/BlackRock International Value          --          0.83%     0.25%       0.19%          --       1.27%       0.00%        1.27%
EQ/Calvert Socially Responsible           --          0.65%     0.25%       0.27%          --       1.17%      (0.02)%       1.15%
EQ/Capital Guardian Growth                --          0.65%     0.25%       0.16%          --       1.06%      (0.11)%       0.95%
EQ/Capital Guardian Research              --          0.65%     0.25%       0.14%          --       1.04%      (0.07)%       0.97%
EQ/Equity 500 Index                     0.05%         0.25%       --        0.14%          --       0.39%         --         0.39%
EQ/Equity Growth PLUS                     --          0.50%     0.25%       0.19%          --       0.94%       0.00%        0.94%
EQ/Global Multi-Sector Equity             --          0.73%     0.25%       0.24%          --       1.22%         --         1.22%
EQ/Intermediate Government Bond Index   0.05%         0.35%       --        0.14%        0.03%      0.52%         --         0.52%
EQ/International Core PLUS                --          0.60%     0.25%       0.25%        0.06%      1.16%       0.00%        1.16%
EQ/JPMorgan Value Opportunities           --          0.60%     0.25%       0.16%          --       1.01%      (0.01)%       1.00%
EQ/Large Cap Core PLUS                    --          0.50%     0.25%       0.20%        0.02%      0.97%       0.00%        0.97%
EQ/Large Cap Growth Index                 --          0.35%     0.25%       0.15%          --       0.75%         --         0.75%
EQ/Large Cap Growth PLUS                  --          0.50%     0.25%       0.20%        0.02%      0.97%       0.00%        0.97%
EQ/Large Cap Value PLUS                   --          0.47%       --        0.23%          --       0.70%       0.00%        0.70%
EQ/Mid Cap Index                          --          0.35%     0.25%       0.16%          --       0.76%         --         0.76%
EQ/Mid Cap Value PLUS                     --          0.55%     0.25%       0.19%        0.04%      1.03%       0.00%        1.03%
EQ/Money Market                         0.05%         0.31%       --        0.16%          --       0.47%         --         0.47%
EQ/Quality Bond PLUS                    0.05%         0.40%       --        0.19%          --       0.59%         --         0.59%
EQ/T. Rowe Price Growth Stock             --          0.79%     0.25%       0.17%          --       1.21%      (0.01)%       1.20%
EQ/Wells Fargo Advantage Omega Growth     --          0.65%     0.25%       0.20%          --       1.10%       0.00%        1.10%
------------------------------------------------------------------------------------------------------------------------------------


Notes:

(1) The contingent withdrawal charge is waived in certain circumstances. The charge reduces to 2% of the amount withdrawn in the ninth participation year and cannot be imposed after the ninth anniversary of a plan's participation in RIA.

(2) The annual ongoing operations fee is deducted monthly and applied on a decremental scale, declining to 0.50% on the account value over $1,000,000, except for plans that adopted RIA before February 9, 1986.

(3) The Funds that have an Administrative charge are: Multimanager Multi-Sector Bond, EQ/Intermediate Government Bond Index, EQ/AllianceBernstein International, EQ/Quality Bond PLUS, EQ/AllianceBernstein Small Cap Growth, EQ/Equity 500 Index and EQ/Money Market.

(4) The Fund annual expenses and the Trusts' annual expenses (if applicable) are reflected in the unit value.


(5)  This Fund will no longer be available on or about July 1, 2010

(6) We deduct this fee on a monthly basis at the rate of $2.08 per participant.

(7) "Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts for options added during the fiscal year 2009 and for the underlying portfolios.

(8) The management fee for each portfolio cannot be increased without a vote of each portfolio's shareholders. See footnote (9) for any expense limitation agreement information.

(9) Portfolio shares are subject to fees imposed under the distribution plans (the "Rule 12b-1 Plan") adopted by the Trusts pursuant to Rule 12b-1 under the Investment Company Act of 1940. The maximum annual distribution and/or service (12b-1) fee for Class B and IB shares is 0.50% of the average daily net assets attributable to those shares. Under arrangements approved by each Trust's Board of Trustees, the distribution and/or service (12b-1) fee currently is limited to 0.25% of the average daily net assets attributable to Class B and Class IB shares of the portfolios. These arrangements will be in effect at least until April 30, 2011. A "--" indicates that there is no Rule 12b-1 Plan in place for the portfolio shown.

(10) The amount shown as "Other Expenses" will fluctuate from year to year depending on actual expenses. See footnote (9) for any expense limitation agreement information.

(11) The amounts shown reflect any contractual fee waivers and/or expense reimbursements that apply to each portfolio that are in place through at least April 2011. A"--" indicates that there is no expense limitation in effect, and "0.00%" indicates that the expense limitation arrangements did not result in a fee waiver or reimbursement. AXA Equitable, the manager of the AXA Premier VIP Trust and the EQ Advisors Trust, has entered into expense limitation agreements with respect to certain portfolios, which are effective through April 30, 2011 (unless the Board of Trustees, including a majority of the independent Trustees, of AXA Premier VIP Trust or EQ Advisors Trust, as applicable, consents to an earlier



                                                                    Fee table 10
     revision or termination of this arrangement). Under these Agreements, AXA Equitable has agreed to waive or limit its fees and assume other expenses of certain portfolios, if necessary, in an amount that limits such Portfolio's Total Annual Expenses (exclusive of interest, taxes, brokerage commissions, capitalized expenditures and extraordinary expenses) to not more than the amounts specified in the agreements. Each portfolio may at a later date make a reimbursement to AXA Equitable for any of the management fees waived or limited and other expenses assumed and paid by AXA Equitable pursuant to the expense limitation agreement provided that the portfolio's current annual operating expenses do not exceed the operating expense limit determined for such portfolio. See the prospectus for each applicable underlying trust for more information about the arrangements. In addition, a portion of the brokerage commissions of certain portfolios of AXA Premier VIP Trust and EQ Advisors Trust is used to reduce the applicable portfolio's expenses. If the above table reflected both the expense limitation arrangements, plus the portion of the brokerage commissions used to reduce portfolio expenses, the net expenses would be as shown in the table below:


     ----------------------------------------------
     PORTFOLIO NAME
     ----------------------------------------------
     Multimanager Small Cap Value            1.29%
     ----------------------------------------------
     Multimanager Technology                 1.46%
     ----------------------------------------------
     EQ/AllianceBernstein Small Cap Growth   0.89%
     ----------------------------------------------
     EQ/BlackRock Basic Value Equity         0.96%
     ----------------------------------------------
     EQ/Capital Guardian Growth              0.94%
     ----------------------------------------------
     EQ/Capital Guardian Research            0.96%
     ----------------------------------------------
     EQ/Large Cap Core PLUS                  0.95%
     ----------------------------------------------
     EQ/Large Cap Growth PLUS                0.96%
     ----------------------------------------------
     EQ/Large Cap Value PLUS                 0.69%
     ----------------------------------------------
     EQ/Wells Fargo Advantage Omega Growth   1.09%
     ----------------------------------------------


EXAMPLES

These examples are intended to help you compare the cost of investing in the RIA contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and underlying Trust fees and expenses.


The examples below show the expenses (which expenses, including the Optional Participants Recordkeeping Services fee, are directly reflected in the participant's retirement account value) that a hypothetical contract owner would pay in the situations illustrated. For purposes of the two sets of examples below, the ongoing operations fee is computed by reference to the actual aggregate annual ongoing operations fee as a percentage of total assets by employer plans in the RIA annuity contract other than corporate plans, resulting in an estimated ongoing operations fee of $258.56 per $10,000. The examples reflect the $25 annual charge for the Optional Participant Recordkeeping Services.


We assume there is no waiver of the withdrawal charge and that no loan has been taken. The charges used in the examples are the maximum expenses rather than the lower current expenses. The guaranteed interest option is not covered by the fee table and examples. However, the ongoing operations fee, the withdrawal charge, the loan fee, the Optional Participant Recordkeeping Services fee, and the administrative fee if you purchase an annuity payout option do apply to amounts in the guaranteed interest option. These examples should not be considered a representation of past or future expenses for any option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

11 Fee table

SEPARATE ACCOUNT NO. 66 EXAMPLES:


These examples assume that you invest $10,000 in the Funds in Separate Account No. 66 under the contract for the time periods indicated. The examples also assume that your investment has a 5% return each year and assume the highest and lowest fees and expenses of any of the available portfolios (before expense limitations) of each Trust. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



SEPARATE ACCOUNT NO. 66


------------------------------------------------------------------------------------------------------------------------------------
                                                         IF YOU SURRENDER YOUR CONTRACT AT       IF YOU ANNUITIZE AT THE END OF
                                                                  THE END OF THE                               THE
                                                              APPLICABLE TIME PERIOD                 APPLICABLE TIME PERIOD
------------------------------------------------------------------------------------------------------------------------------------
                                                                     3         5        10                  3         5        10
                                                        1 YEAR    YEARS     YEARS     YEARS    1 YEAR    YEARS     YEARS     YEARS
------------------------------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST:
------------------------------------------------------------------------------------------------------------------------------------
(a) assuming maximum fees and expenses of any of the
    Portfolios                                         $1,051    $1,858    $2,672    $4,580     $623    $1,525    $2,437    $4,755
(b) assuming minimum fees and expenses of any of the
    Portfolios                                         $  951    $1,564    $2,191    $3,652     $516    $1,215    $1,934    $3,827
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                                         IF YOU DO NOT SURRENDER YOUR CON-
                                                                   TRACT AT THE
                                                         END OF THE APPLICABLE TIME PERIOD
----------------------------------------------------------------------------------------------
                                                                     3         5        10
                                                         1 YEAR    YEARS     YEARS     YEARS
----------------------------------------------------------------------------------------------
AXA PREMIER VIP TRUST:
----------------------------------------------------------------------------------------------
(a) assuming maximum fees and expenses of any of the
    Portfolios                                            $448    $1,350    $2,262    $4,580
(b) assuming minimum fees and expenses of any of the
    Portfolios                                            $341    $1,040    $1,759    $3,652
----------------------------------------------------------------------------------------------



                                                                    Fee table 12

POOLED SEPARATE ACCOUNT EXAMPLES:

These examples assume that you invest $10,000 in the Funds in the Pooled separate accounts under the contract for the time periods indicated. The examples also assume that your investment has a 5% return each year. The example also assumes maximum contract charges and total annual expenses of the portfolios (before expense limitations) set forth in the previous charts. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


-----------------------------------------------------------------------------------------------------------------
                                       IF YOU SURRENDER YOUR CONTRACT
                                      AT THE END OF THE APPLICABLE TIME      IF YOU ANNUITIZE AT THE END OF THE
                                                   PERIOD                          APPLICABLE TIME PERIOD
-----------------------------------------------------------------------------------------------------------------
                                                                      10                                      10
                                     1 YEAR    3 YEARS    5 YEARS   YEARS    1 YEAR    3 YEARS    5 YEARS   YEARS
-----------------------------------------------------------------------------------------------------------------
AllianceBernstein Bond                $117      $220       $322     $562      $232      $346       $459     $737
AllianceBernstein Balanced            $117      $220       $322     $562      $232      $346       $459     $737
AllianceBernstein Common Stock        $115      $214       $313     $545      $230      $340       $449     $720
AllianceBernstein Mid Cap Growth      $117      $220       $322     $562      $232      $346       $459     $737
-----------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------
                                   IF YOU DO NOT SURRENDER YOUR CONTRACT
                                     AT THE END OF THE APPLICABLE TIME
                                                   PERIOD
------------------------------------------------------------------------
                                                                      10
                                     1 YEAR    3 YEARS    5 YEARS   YEARS
------------------------------------------------------------------------
AllianceBernstein Bond                $57       $171       $284     $562
AllianceBernstein Balanced            $57       $171       $284     $562
AllianceBernstein Common Stock        $55       $165       $274     $545
AllianceBernstein Mid Cap Growth      $57       $171       $284     $562
------------------------------------------------------------------------



CONDENSED FINANCIAL INFORMATION


Please see the Appendix at the end of this prospectus for unit values and the number of units outstanding of each Fund available as of December 31, 2009.



FINANCIAL STATEMENTS OF THE FUNDS

Each Fund is, or is part of, one of our separate accounts as described in "About the separate accounts" under "More information" later in this prospectus. The financial statements of the Funds are contained in the SAI. The financial statements for the portfolios of each Trust are included in the SAI for each Trust.

13 Fee table

1. RIA features and benefits

--------------------------------------------------------------------------------
INVESTMENT OPTIONS

We offer various investment options under RIA, including the Funds and the guaranteed interest option. Each Fund has a different investment objective. The Funds try to meet their investment objectives by investing either in a portfolio of securities or by holding mutual fund shares. The maximum number of active investment options that can be available under any RIA annuity contract at any time is 25. We cannot assure you that any of the Funds will meet their investment objectives.

You can lose your principal when investing in the Funds. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market Fund.


THE ALLIANCEBERNSTEIN BOND FUND


This Fund will no longer be available on or about July 1, 2010.


OBJECTIVE

The AllianceBernstein Bond Fund (Separate Account No. 13) is available only to employer plans that signed an agreement to invest monies through the RIA annuity contract in the AllianceBernstein Bond Fund before June 1, 1994. The AllianceBernstein Bond Fund seeks to achieve maximum total return, consistent with investment quality, with less volatility than a long-term bond account, by investing primarily in publicly traded fixed-income securities, such as bonds, debentures and notes. The Fund maintains its own portfolio of securities. The AllianceBernstein Bond Fund is designed for participants who seek a greater rate of return than that normally provided by money market investments and less volatility than that experienced by long-term bond investments. While this Fund may have less volatility than that experienced by long-term bond investments, it may have more risk than that normally provided by money market investments.

INVESTMENT STRATEGIES

This AllianceBernstein Bond Fund seeks to consistently add value relative to the broad bond market and intermediate fixed income managers through a research driven, disciplined search for relative value opportunities across the full range of fixed income market sectors. It is actively managed, seeking to add value through a combination of sector and security-specific selections.

The Fixed Income process capitalizes on our firm's independent fundamental and quantitative research in an effort to add value. The process begins with proprietary expected return forecasts of our quantitative research team, which narrow the investment universe and identify those sectors, securities, countries and currencies that appear most/ least attractive. These quantitative forecasts enable us to prioritize the further in-depth analysis of our fundamental credit and economic research teams. These fundamental research teams are focused on forecasting credit and economic fundamentals which confirm or refute our quantitative model findings.

Once the quantitative and fundamental forecasts have been made, our most senior research and portfolio management professionals meet in "research review" sessions where the forecasts are vetted with the goal of reconciling any differences between quantitative and fundamental projections and determining conviction level in each forecast, and identifying major themes to be implemented in the portfolios. The US Core team then translates the final research recommendations--the output of the research review sessions--into an appropriate portfolio risk target (tracking error). The US Core Team budgets this risk across the primary decisions (sector allocation, security selection and yield curve structure) with the use of proprietary portfolio construction tools.

The AllianceBernstein Bond Fund invests primarily in investment grade fixed-income securities including, but not limited to, the following: obligations issued or guaranteed by the U.S. Government (such as U.S. Treasury securities), its agencies (such as the Government National Mortgage Association), or instrumentalities (such as the Federal National Mortgage Association); U.S. dollar-denominated sovereign and corporate debt of developed and developing nations; mortgage related securities (including agency and non-agency fixed, ARM and hybrid pass-throughs, agency and non-agency CMO's, commercial mortgage-backed securities and dollar rolls); collateralized mortgage obligations; bank obligations; notes; asset-backed securities; zero coupon bonds; preferred stocks and trust preferred securities; and inflation protected securities. At the time in which the fund enters into a transaction involving the future delivery of securities, the Adviser will maintain cash equivalents or other liquid securities in the portfolio having an amount equal to or greater than the market value of the position/commitment in question. In addition, the Advisor will monitor the account on a periodic basis to ensure that adequate coverage is maintained. The Fund will not invest more than 5% of its assets in obligations of a single issuer, except government securities. The Fund may also purchase 144A restricted securities. The Fund may also buy debt securities with equity features, such as conversion or exchange rights or warrants for the acquisition of stock or participations based on revenues, sales or profits. All such securities will be investment grade at the time of acquisition. Investment grade securities are those rated within the four highest credit categories (AAA, AA, A or BBB) by Standard & Poor's Corp. ("S&P") or (Aaa, Aa, A or Baa) by Moody's Investors Service, Inc. ("Moody's"), BBB or higher by Fitch or, if unrated, are of comparable investment quality as determined by our credit analysis.

The overall fund duration is maintained approximately within 10% of the Barclays Capital Intermediate Government/Credit Index. Duration is a principle used in selecting portfolio securities that indicates a particular fixed-income security's price volatility. Duration is measured by taking into account (1) all of the expected payments relating to that security and (2) the time in the future when each payment will be made, and then weighting all such times by the present value of the corresponding payments. The duration of a fixed-income security with interest payments occurring prior to its maturity is always shorter than its term to maturity (except in the case of a zero coupon security). In

                                                    RIA features and benefits 14
addition, given identical maturities, the lower the stated rate of interest of a fixed-income security, the longer its duration, and, conversely, the higher the stated rate of interest of a fixed-income security, the shorter its duration. We believe that the AllianceBernstein Bond Fund's policy of maintaining the duration close to the duration of the Barclays Capital Intermediate Government/Credit Index reduces the interest rate risk of the fund relative to a longer duration limit.

Additionally, the AllianceBernstein Bond Fund also may invest in investment grade money market securities, including, but not limited to, obligations of the U.S. Government, its agencies and instrumentalities; negotiable certificates of deposit; banker's acceptances or bank time deposits; repurchase agreements; master demand notes; and other money market instruments. For temporary or defensive purposes, the AllianceBernstein Bond Fund also may invest in money market securities without limitation. Cash equivalent investments are defined as any security that has a maturity less than one year including repurchase agreements in accordance with AXA Equitable guidelines. The Fund may invest in cash equivalents in a commingled investment fund managed by the Adviser.

Finally, the AllianceBernstein Bond Fund may purchase fixed-income securities and money market securities having adjustable rates of interest with periodic demand features. The AllianceBernstein Bond Fund also may purchase fixed-income securities and certain money market securities on a when-issued or delayed delivery basis.

Swap transactions are prohibited.

RISKS OF INVESTMENT STRATEGIES

See "Risks of investing in the Funds" later in this prospectus, for information on the risks associated with an investment in the Funds generally, and in the AllianceBernstein Bond Fund specifically.


THE ALLIANCEBERNSTEIN BALANCED FUND

OBJECTIVES

The Balanced Fund ("the Portfolio") seeks to achieve both appreciation of capital and current income through investment in a diversified Portfolio of publicly traded common stocks, equity-type securities, debt securities and short-term money-market instruments. The Balanced Fund will include allocations to three sub-portfolios: Global Structured Equity, US Core Fixed Income and Cash.

INVESTMENT STRATEGIES

The Global Structured Equity sub-portfolio's objective is to deliver consistent excess returns driven by intensive company research combined with a disciplined portfolio construction process focused on risk control. The sub-portfolio targets long-term growth of capital and to outperform the Morgan Stanley Capital International (MSCI) World Index over any three year period.

The Global Structured Equity sub-portfolio invests primarily in equity and equity type securities (such as convertible bonds, convertible preferred and warrants) by using a disciplined investment approach to identify attractive investment candidates based on internally generated research. The Advisor's global industry research analysts are responsible for a primary research universe of companies that are primarily stocks in the MSCI World Index or stocks with similar characteristics that meet the Advisor's investment criteria. The analysts conduct in-depth research on these companies to uncover the most attractive investment opportunities. The sub-portfolio is constructed to maximize exposure to stocks selected by the Advisor's analysts and Portfolio Managers. Individual security weights are a function of the analyst view, ownership within other portfolios, volatility, correlation and index weight. It may also hold securities to control risk and to limit the traditional sources of risk such as style/theme exposures. The result is a combination of stocks in the sub-portfolio with fundamental characteristics, as well as country and sector weightings that approximate those of the benchmark. The sub-portfolio primarily invests its assets in countries included in the MSCI World Index, however the portfolio may not invest in Emerging Market securities that fall into the MSCI Emerging Markets country definition. The sub-portfolio may also utilize currency hedging through the use of currency forwards. For the currency hedging process, the Advisor uses forward contracts that require the purchase or delivery of a foreign currency at some future date. The price paid for the contract is the current price of the foreign currency in U.S. dollars plus or minus an adjustment based on the interest rate differential between the U.S. dollar and the foreign currency. This process utilizes the Advisor's currency multi-factor expected return model based upon: interest rate differentials, current account imbalances, convergence to purchasing-power parity and market momentum. The strategy is implemented using optimization tools that explicitly recognize the link between return potential and risk. The use of currency forwards may only be used for currency hedging purposes. The use of cross hedging may only be utilized with prior approval of AXA Equitable.

The US Core Fixed Income's sub-portfolio seeks to consistently add value relative to the broad bond market and core fixed income managers through a research driven, disciplined search for relative value opportunities across the full range of fixed income market sectors. It is actively managed, seeking to add value through a combination of sector and security-specific selections.

The Fixed Income process capitalizes on our firm's independent fundamental and quantitative research in an effort to add value. The process begins with proprietary expected return forecasts of our quantitative research team, which narrow the investment universe and identify those sectors, securities, countries and currencies that appear most/ least attractive. These quantitative forecasts enable us to prioritize the further in-depth analysis of our fundamental credit and economic research teams. These fundamental research teams are focused on forecasting credit and economic fundamentals which confirm or refute our quantitative model findings.

Once the quantitative and fundamental forecasts have been made, our most senior research and portfolio management professionals meet in "research review" sessions where the forecasts are vetted with the goal of reconciling any differences between quantitative and fundamental projections and determining conviction level in each forecast, and identifying major themes to be implemented in the portfolios. The US Core team then translates the final research recommendations--the output of the research review sessions--into an appropriate portfolio risk target (tracking error). The US Core Team budgets this

15 RIA features and benefits
risk across the primary decisions (sector allocation, security selection and yield curve structure) with the use of proprietary portfolio construction tools.

The US Core Fixed Income sub-portfolio may invest in a wide variety of publicly traded debt instruments. The sub-portfolio's non-money market securities will consist primarily of publicly-traded securities issued or guaranteed by the United States Government (such as U.S. Treasury securities) or its agencies (such as the Government National Mortgage Association), or instrumentalities (such as the Federal National Mortgage Association), US dollar-denominated sovereign and corporate debt of developed and developing nations, including, but not limited to, bank obligations, notes, asset-backed securities, mortgage-related securities (includes agency and non-agency fixed, Adjustable Rate Mortgage and hybrid pass-throughs, agency and non-agency Collateralized Mortgage Obligations, and dollar rolls), zero coupon bonds, preferred stock, trust preferred securities and inflation protected securities. At the time in which the account enters into a transaction involving the future delivery of securities, the Advisor will maintain cash equivalents or other liquid securities in the portfolio having an amount equal to or greater than the market value of the position/ commitment in question. In addition, the Advisor will monitor the account on a periodic basis to ensure that adequate coverage is maintained. It may also purchase 144A securities. The sub-portfolio may also buy debt securities with equity features, such as conversion or exchange rights or warrants for the acquisition of stock or participations based on revenues, sales or profits. All such securities will be investment grade, at the time of acquisition, i.e., rated BBB or higher by Standard & Poor's Corporation (S&P), Baa or higher by Moody's Investor Services, Inc. (Moody's), BBB or higher by Fitch or if unrated, will be of comparable investment quality. It may invest directly in investment grade money market instruments. Cash equivalent investments are defined as any security that has a maturity less than one year, including repurchase agreements, in accordance with AXA Equitable guidelines.

Swap transactions are prohibited.

The overall sub-portfolio duration is maintained approximately within 10% of the Barclays Capital Aggregate Bond Index.

The Cash sub-portfolio may invest directly in investment-grade money market instruments.

The portfolio may invest in cash equivalents in a commingled investment fund managed by the Adviser.


ASSET ALLOCATION POLICIES

The Portfolio includes an asset allocation with a 60% weighting for equity securities and a 40% weighting for debt securities (see chart below). This asset allocation, which has been adapted to AXA Equitable specifications, is summarized below. The Advisor will allow the relative weightings of the Portfolio's debt and equity components to vary in response to markets, but ordinarily only by +/- 3% of the portfolio. Beyond those ranges, the Advisor may generally rebalance the Portfolio toward the targeted asset allocation, in line with AXA Equitable specifications. However, under extraordinary circumstances, when the Advisor believes that conditions favoring one investment style are compelling, the ranges may expand to 10% of the Portfolio, with AXA Equitable's prior consent. Furthermore, the Advisor reserves the right to modify the rebalancing targets which are based on the Advisor's current quantitative research, should prevailing market conditions and other factors necessitate.

--------------------------------------------------------------------------------
ALLOCATION                                          AXA EQUITABLE'S
PORTFOLIO TYPE           SUB-PORTFOLIO              SPECIFIED TARGET
--------------------------------------------------------------------------------
Global Equity           Global Structured Equity          60%
--------------------------------------------------------------------------------
Total fixed and money
market instruments:                                       40%

  o  Fixed              o 35%-US Core Fixed Income

  o  Money market       o 5%-Cash
     instruments
--------------------------------------------------------------------------------

RISKS OF INVESTMENT STRATEGIES

See "Risks of investing in the Funds" later in this prospectus, for information on the risks associated with an investment in the Funds generally, and in the AllianceBernstein Balanced Fund specifically.


THE ALLIANCEBERNSTEIN COMMON STOCK FUND


OBJECTIVE

The investment objective of the AllianceBernstein Common Stock Fund is to achieve long-term growth of capital. The Fund seeks to achieve its objective by investing its assets in securities represented in the Russell 1000 Growth Index ("Index"); it is intended that the Fund seeks to approximate the performance of the Index on an annualized basis.


INVESTMENT STRATEGIES

The Manager will use a replication construction technique to initiate and maintain the portfolio. The Fund seeks to approximate the Russell 1000 Growth Index by owning all securities in the portfolio in the approximate weight each represents in the Index. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. (Source: Russell Investment Group).

The majority of trading in the Fund will take place in June after the annual reconstitution of the Russell indexes by Russell Investments. The list of constituents is ranked based on total market capitalization as of May 31st of each year, with the actual reconstitution effective in June. Changes to the membership lists are pre-announced and subject to change if any corporate activity occurs or if any new information is received prior to release.

Typically, passively managed portfolios are rebalanced when cash is accumulated due to dividend and interest receipts, monies received from corporate reorganizations (i.e. tenders, mergers and buybacks) and external cash flows.

AllianceBernstein will utilize index futures and Exchange Traded Funds to equitize short-term cash balances or effect basis trades to minimize transaction costs. These instruments are used if they provide a more cost-effective alternative than transacting in the cash market.

The Fund is valued daily.

                                                    RIA features and benefits 16

RISKS OF INVESTMENT STRATEGIES

See "Risks of investing in the Funds" later in this prospectus, for information on the risks associated with an investment in the Funds generally, and in the AllianceBernstein Common Stock Fund specifically.


THE ALLIANCEBERNSTEIN MID CAP GROWTH FUND

OBJECTIVE

The AllianceBernstein Mid Cap Growth Fund (Separate Account No. 3) seeks to achieve long-term capital growth through a diversified portfolio of equity securities. The account will attempt to achieve this objective by investing primarily in the common stock of medium-sized companies which have the potential to grow faster than the general economy and to grow into much larger companies.

INVESTMENT STRATEGIES

The AllianceBernstein Mid Cap Growth Fund is actively managed to obtain excess return versus the Russell Mid Cap Growth Index. The Fund invested at least 80% of its total assets in the common stock of companies with medium capitalizations at the time of the Fund's investment, similar to the market capitalizations of companies in the Russell Mid Cap Growth Index. Companies whose capitalizations no longer meet this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 80% policy. If deemed appropriate, in order to meet the investment objectives, the Fund may invest in companies in cyclical industries as well as in securities that the adviser believes are temporarily undervalued. The Fund may also invest in foreign companies without substantial business in the United States.

The Fund may also invest in other types of securities including convertible preferred stocks, convertible debt securities and short-term securities such as corporate notes, and temporarily invest in money market instruments. Additionally, the Fund may invest up to 10% of its total assets in restricted securities.

The Fund attempts to generate excess return by taking active risk in security selection by looking for companies with unique growth potential. The Fund may also be concentrated in industries where research resources indicate there is high growth potential.

RISKS OF INVESTMENT STRATEGIES

See "Risks of investing in the Funds" later in this prospectus, for information on the risks associated with an investment in the Funds generally, and in the AllianceBernstein Mid Cap Growth Fund specifically. Note, however, that due to the AllianceBernstein Mid Cap Growth Fund's investment policies, this Fund provides greater growth potential and greater risk than the AllianceBernstein Bond, AllianceBernstein Common Stock and AllianceBernstein Balanced Funds. As a result, you should consider limiting the amount allocated to this Fund, particularly as you near retirement.


INVESTMENT MANAGER OF THE ALLIANCEBERNSTEIN BOND, ALLIANCEBERNSTEIN BALANCED, ALLIANCEBERNSTEIN COMMON STOCK AND ALLIANCEBERNSTEIN MID CAP GROWTH FUNDS

We manage the AllianceBernstein Bond, AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds. We currently use the personnel and facilities of AllianceBernstein L.P. ("AllianceBernstein") for portfolio management, securities selection and transaction services. We are the majority-owners of AllianceBernstein, a limited partnership. We and AllianceBernstein are each registered investment advisers under the Investment Advisers Act of 1940, as amended.

AllianceBernstein acts as investment adviser to various separate accounts and general accounts of AXA Equitable and other affiliated insurance companies. AllianceBernstein also provides investment management and advisory services to mutual funds, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations. The following portfolio managers are primarily responsible for the day-to-day management of the Funds:



--------------------------------------------------------------------------------
                                                  BUSINESS EXPERIENCE
 FUND                         PORTFOLIO MANAGER   FOR PAST 5 YEARS
--------------------------------------------------------------------------------
AllianceBernstein Bond       Alison Martier       Portfolio Manager at
Fund                                              AllianceBernstein since
                                                  1993
                             Shawn Keegan         Portfolio Manager at
                                                  AllianceBernstein since
                                                  2001
                             Greg Wilensky        Portfolio Manager at
                                                  AllianceBernstein since
                                                  1996.
--------------------------------------------------------------------------------
AllianceBernstein Balanced   Alison Martier       Portfolio Manager at
Fund                                              AllianceBernstein since
                                                  1993
                             Shawn Keegan         Portfolio Manager at
                                                  AllianceBernstein since
                                                  2001
                             Greg Wilensky        Portfolio Manager at
                                                  AllianceBernstein since
                                                  1996
                             Joshua Lisser        Portfolio Manager at
                                                  AllianceBernstein since
                                                  1992
                             Seth Masters         Portfolio Manager at
                                                  AllianceBernstein since
                                                  1995
--------------------------------------------------------------------------------
AllianceBernstein Common     Judith A. De Vivo    Portfolio Manager at
Stock Fund                                        AllianceBernstein since
                                                  1984
--------------------------------------------------------------------------------
AllianceBernstein Mid Cap    John H. Fogarty      Portfolio Manager at
Growth Fund                                       AllianceBernstein since
                                                  1997
--------------------------------------------------------------------------------


17 RIA features and benefits

The SAI provides additional information about the portfolio managers including compensation, other accounts managed and ownership of securities of the Funds.


As of December 31, 2009 AllianceBernstein had total assets under management of approximately $496 billion. AllianceBernstein's main office is located at 1345 Avenue of the Americas, New York, New York 10105.


The Investment Committee of our Board of Directors must authorize or approve the securities held in the AllianceBernstein Bond, AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds. Subject to the Investment Committee's broad supervisory authority, our investment officers and managers have complete discretion over the assets of these Funds and have been given discretion as to sales and, within specified limits, purchases of stocks, other equity securities and certain debt securities. When an investment opportunity arises that is consistent with the objectives of more than one account, we allocate investment opportunities among accounts in an impartial manner based on certain factors such as investment objective and current investment and cash positions.


PORTFOLIO HOLDINGS POLICY FOR THE POOLED SEPARATE ACCOUNTS

A description of the policies and procedures with respect to disclosure of the portfolio securities of The AllianceBernstein Bond Fund, The AllianceBernstein Balanced Fund, The AllianceBernstein Common Stock Fund and the AllianceBernstein Mid Cap Growth Fund is available in the SAI. Generally, portfolio information is available 15 days after the month and free of charge by calling 1(866) 642-3127.


FUNDS INVESTING IN THE TRUSTS

The Funds of Separate Account No. 66 invest in corresponding portfolios of AXA Premier VIP Trust and EQ Advisors Trust. The investment results you will experience in any one of those Funds will depend on the investment performance of the corresponding portfolios. The table below shows the names of the corresponding portfolios, their investment objectives, and their advisers.


                                                    RIA features and benefits 18

PORTFOLIOS OF THE TRUSTS

AXA Equitable serves as the investment manager of the Portfolios of AXA Premier VIP Trust and EQ Advisors Trust. AXA Equitable has entered into sub-advisory agreements with investment advisers (the "sub-advisers") to carry out the day-to-day investment decisions for the Portfolios. As such, AXA Equitable oversees the activities of the sub-advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below shows the names of the corresponding Portfolios, their investment objectives and their sub-adviser(s).


------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP TRUST         SHARE
PORTFOLIO NAME                CLASS    OBJECTIVE                                        SUB-ADVISER(S)
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MULTI-SECTOR        A     Seeks high total return through a combination    o Pacific Investment Management Company LLC
 BOND                                  of current income and capital appreciation.      o Post Advisory Group, LLC
                                                                                        o SSgA Funds Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP           B     Seeks long-term growth of capital.               o AXA Equitable
 VALUE                                                                                  o BlackRock Investment Management, LLC
                                                                                        o Franklin Advisory Services, LLC
                                                                                        o Pacific Global Investment Management
                                                                                          Company
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY          B     Seeks long-term growth of capital.               o AXA Equitable
                                                                                        o RCM Capital Management LLC
                                                                                        o SSgA Funds Management, Inc.
                                                                                        o Wellington Management Company, LLP
------------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST             SHARE
PORTFOLIO NAME                CLASS    OBJECTIVE                                        SUB-ADVISER(S)
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN            IA     Seeks to achieve long-term growth of capital.    o AllianceBernstein L.P.
 INTERNATIONAL
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN SMALL      IA     Seeks to achieve long-term growth of capital.    o AllianceBernstein L.P.
 CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK BASIC VALUE        IB     Seeks to achieve capital appreciation and sec-   o BlackRock Investment Management, LLC
 EQUITY                                ondarily, income.
------------------------------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK INTERNATIONAL      IB     Seeks to provide current income and long-        o BlackRock International Limited
 VALUE                                 term growth of income, accompanied by
                                       growth of capital.
------------------------------------------------------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY             IB     Seeks to achieve long-term capital apprecia-     o Bridgeway Capital Management Inc.
 RESPONSIBLE                           tion.                                            o Calvert Asset Management Company, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN GROWTH      IB     Seeks to achieve long-term growth of capital.    o Capital Guardian Trust Company
------------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN             IB     Seeks to achieve long-term growth of capital.    o Capital Guardian Trust Company
 RESEARCH
------------------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX             IA     Seeks to achieve a total return before           o AllianceBernstein L.P.
                                       expenses that approximates the total return
                                       performance of the S&P 500 Index, including
                                       reinvestment of dividends, at a risk level con-
                                       sistent with that of the S&P 500 Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY GROWTH PLUS           IB     Seeks to achieve long-term growth of capital.    o AXA Equitable
                                                                                        o BlackRock Capital Management, Inc.
                                                                                        o BlackRock Investment Management, LLC
------------------------------------------------------------------------------------------------------------------------------------


19 RIA features and benefits

------------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST             SHARE
PORTFOLIO NAME                CLASS    OBJECTIVE                                        SUB-ADVISER(S)
------------------------------------------------------------------------------------------------------------------------------------
EQ/GLOBAL MULTI-SECTOR          IB     Seeks to achieve long-term capital apprecia-     o AXA Equitable
 EQUITY                                tion.                                            o BlackRock Investment Management, LLC
                                                                                        o Morgan Stanley Investment Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE GOVERNMENT      IA     Seeks to achieve a total return before           o SSgA Funds Management, Inc.
 BOND INDEX                            expenses that approximates the total return
                                       performance of the Barclays Capital Intermedi-
                                       ate U.S. Government Bond Index, including
                                       reinvestment of dividends, at a risk level con-
                                       sistent with that of the Barclays Capital
                                       Intermediate Government Bond Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL CORE PLUS      IB     Seeks to achieve long-term growth of capital.    o AXA Equitable
                                                                                        o BlackRock Investment Management, LLC
                                                                                        o Hirayama Investments, LLC
                                                                                        o Wentworth Hauser and Violich, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/JPMORGAN VALUE               IB     Seeks to achieve long-term capital apprecia-     o J.P.Morgan Investment Management Inc.
 OPPORTUNITIES                         tion.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP CORE PLUS          IB     Seeks to achieve long-term growth of capital     o AXA Equitable
                                       with a secondary objective to seek reasonable    o BlackRock Investment Management, LLC
                                       current income. For purposes of this Portfolio,  o Institutional Capital LLC the words "reasonable current income" mean
                                       moderate income.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH INDEX       IB     Seeks to achieve a total return before           o AllianceBernstein L.P.
                                       expenses that approximates the total return
                                       performance of the Russell 1000 Growth
                                       Index, including reinvestment of dividends at a
                                       risk level consistent with that of the Russell
                                       1000 Growth Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH PLUS        IB     Seeks to provide long-term capital growth.       o AXA Equitable
                                                                                        o BlackRock Investment Management, LLC
                                                                                        o Marsico Capital Management LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE PLUS         IA     Seeks to achieve long-term growth of capital.    o AllianceBernstein L.P.
                                                                                        o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP INDEX                IB     Seeks to achieve a total return before           o SSgA Funds Management, Inc.
                                       expenses that approximates the total return
                                       performance of the S&P Mid Cap 400 Index,
                                       including reinvestment of dividends, at a risk
                                       level consistent with that of the S&P Mid Cap
                                       400 Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP VALUE PLUS           IB     Seeks to achieve long-term capital apprecia-     o AXA Equitable
                                       tion.                                            o BlackRock Investment Management, LLC
                                                                                        o Wellington Management Company LLP
------------------------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET                 IA     Seeks to obtain a high level of current income,  o The Dreyfus Corporation preserve its assets and maintain liquidity.
------------------------------------------------------------------------------------------------------------------------------------


                                                    RIA features and benefits 20

------------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST           SHARE
PORTFOLIO NAME              CLASS      OBJECTIVE                                        SUB-ADVISER(S)
------------------------------------------------------------------------------------------------------------------------------------
EQ/QUALITY BOND PLUS          IA       Seeks to achieve high current income consis-     o AllianceBernstein L.P.
                                       tent with moderate risk to capital.              o AXA Equitable
                                                                                        o SSgA Funds Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/T. ROWE PRICE GROWTH       IB       Seeks to achieve long-term capital apprecia-     o T. Rowe Price Associates, Inc.
 STOCK                                 tion and secondarily, income.
------------------------------------------------------------------------------------------------------------------------------------
EQ/WELLS FARGO ADVANTAGE      IB       Seeks to achieve long-term capital growth.       o Wells Capital Management, Inc.
 OMEGA GROWTH(1)
------------------------------------------------------------------------------------------------------------------------------------



(1) This is the Portfolio's new name, effective on or about May 1, 2010, subject to regulatory approval. The Portfolio's former name was EQ/Evergreen Omega.


YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE PORTFOLIOS CAREFULLY BEFORE INVESTING. THE PROSPECTUSES FOR THE TRUSTS CONTAIN THIS AND OTHER IMPORTANT INFORMATION ABOUT THE PORTFOLIOS. THE PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING. IN ORDER TO OBTAIN COPIES OF TRUST PROSPECTUSES THAT DO NOT ACCOMPANY THIS PROSPECTUS, YOU MAY CALL ONE OF OUR CUSTOMER SERVICE REPRESENTATIVES AT 1-800-967-4560.


21 RIA features and benefits

RISKS OF INVESTING IN THE FUNDS

All of the Funds invest in securities of one type or another. You should be aware that any investment in securities carries with it a risk of loss, and you could lose money investing in the Funds. The different investment objectives and policies of each Fund may affect the return of each Fund and the risks associated with an investment in that Fund.

Additionally, market and financial risks are inherent in any securities investment. By market risks, we mean factors which do not necessarily relate to a particular issuer, but affect the way markets, and securities within those markets, perform. Market risks can be described in terms of volatility, that is, the range and frequency of market value changes. Market risks include such things as changes in interest rates, general economic conditions and investor perceptions regarding the value of debt and equity securities. By financial risks we mean factors associated with a particular issuer which may affect the price of its securities, such as its competitive posture, its earnings and its ability to meet its debt obligations.

The risk factors associated with an investment in the AllianceBernstein Bond, AllianceBernstein Common Stock, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds are described below. See the SAI for additional information regarding certain investment techniques used by these Funds. See the prospectuses for each Trust for risk factors and investment techniques associated with the portfolios in which the other Funds invest.


RISK FACTORS -- ALLIANCEBERNSTEIN BOND, ALLIANCEBERNSTEIN COMMON STOCK, ALLIANCEBERNSTEIN MID CAP GROWTH AND ALLIANCEBERNSTEIN BALANCED FUNDS

COMMON STOCK. Investing in common stocks and related securities involves the risk that the value of the stocks or related securities purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the Fund's investments -- and, therefore, the value of the Fund's units -- to fluctuate.

SECURITIES OF MEDIUM AND SMALLER-SIZED COMPANIES.

The AllianceBernstein Mid Cap Growth Fund invests primarily in the securities of medium-sized companies. The AllianceBernstein Balanced Fund may also make these investments, as well as investments in smaller-sized companies. The securities of small and medium-sized, less mature, lesser known companies involve greater risks than those normally associated with larger, more mature, well-known companies. Therefore, consistent earnings may not be as likely in small companies as in large companies.

The Funds also run a risk of increased and more rapid fluctuations in the value of their investments in securities of small or medium-sized companies. This is due to the greater business risks of small-size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small (less than $1 billion) and medium (between $1 and $15 billion) capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks and the overall stock market. One reason is that small and medium-sized companies have a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

NON-EQUITY SECURITIES. Investing in non-equity securities, such as bonds and debentures, involves the risk that the value of these securities held by the AllianceBernstein Bond and the AllianceBernstein Balanced Funds -- and, therefore, the value of each of the Fund's units -- will fluctuate with changes in interest rates (interest rate risk) and the perceived ability of the issuer to make interest or principal payments on time (credit risk). A decline in prevailing interest rates generally will increase the value of the securities held by the AllianceBernstein Bond Fund and the AllianceBernstein Balanced Fund, while an increase in prevailing interest rates usually reduces the value of the AllianceBernstein Bond Fund's and the AllianceBernstein Balanced Fund's holdings. As a result, interest rate fluctuations will affect the value of AllianceBernstein Bond Fund and the AllianceBernstein Balanced Fund units, but will not affect the income received from the Fund's current portfolio holdings. Moreover, convertible securities, which may be in the AllianceBernstein Bond, AllianceBernstein Balanced and AllianceBernstein Mid Cap Growth Funds, such as convertible preferred stocks or convertible debt instruments, contain both debt and equity features, and may lose significant value in periods of extreme market volatility.

FOREIGN INVESTING. Investing in securities of foreign companies that may not do substantial business in the United States involves additional risks, including risk of loss from changes in the political or economic climate of the countries in which these companies do business. Foreign currency fluctuations, exchange controls or financial instability could cause the value of the AllianceBernstein, Mid Cap Growth and Balanced Funds' foreign investments to fluctuate. Additionally, foreign accounting, auditing and disclosure standards may differ from domestic standards, and there may be less regulation in foreign countries of stock exchanges, brokers, banks, and listed companies than in the United States. As a result, the Fund's foreign investments may be less liquid and their prices may be subject to greater fluctuations than comparable investments in securities of U.S. issuers.

RESTRICTED SECURITIES. Investing in restricted securities involves additional risks because these securities generally (1) are less liquid than non-restricted securities and (2) lack readily available market quotations. Accordingly, the AllianceBernstein Bond, AllianceBernstein Balanced and the AllianceBernstein Mid Cap Growth Funds may be unable to quickly sell their restricted security holdings at fair market value.

The following discussion describes investment risks unique to either the AllianceBernstein Common Stock Fund, AllianceBernstein Mid Cap Growth Fund or the AllianceBernstein Balanced Fund.

RISKS OF INVESTMENT STRATEGIES. Due to the AllianceBernstein Mid Cap Growth Fund's aggressive investment policies, this Fund provides greater growth potential and may have greater risk than other equity offerings. As a result, you should consider limiting the amount allocated to this Fund, particularly as you near retirement.


                                                    RIA features and benefits 22

RISKS ASSOCIATED WITH THE ALLIANCEBERNSTEIN COMMON STOCK FUND

While the objective of the Fund is to approximate the return of the Russell 1000 Growth Index, the actual performance of the Fund may deviate from the Index as a result of transaction costs, equitization of cash, security price deviations, investment management fees, operating expense charges such as custody and audit fees, any potential future exchange trading limits, and internal stock restrictions, all of which affects the Fund but not the Index. This deviation is commonly referred to as "tracking error." The Fund attempts to minimize these deviations through a management process which strives to minimize transactions costs, keep the account fully invested and maintain a portfolio with characteristics that are systematically the same as those of the Russell 1000 Growth Index.


RISKS ASSOCIATED WITH THE ALLIANCEBERNSTEIN BOND AND
ALLIANCEBERNSTEIN BALANCED FUNDS

Bonds rated below A by S&P, Moody's or Fitch are more susceptible to adverse economic conditions or changing circumstances than those rated A or higher, but we regard these lower-rated bonds as having an adequate capacity to pay principal and interest.


CHANGE OF INVESTMENT OBJECTIVES

We can change the investment objectives of the AllianceBernstein Bond, AllianceBernstein Common Stock, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds if the New York State Insurance Department approves the change.

The investment objectives of the portfolios of the Trusts may be changed by the Board of Trustees of each Trust without the approval of shareholders. See "Voting rights" under "More information" later in this prospectus.


GUARANTEED INTEREST OPTION

The guaranteed interest option is part of our general account and pays interest at guaranteed rates. We discuss our general account under "More information" later in this prospectus.

The amount allocated to the guaranteed interest option earns interest at the current guaranteed interest rate which is an annual effective rate. After we credit the interest, we deduct certain charges and fees.

We credit interest through and allocate interest on the date of any transfer or withdrawal transaction. We credit interest each day of the month to the account value in the guaranteed interest account at the beginning of the day at a daily rate equivalent to the guaranteed interest rate that applies to those amounts.


CURRENT AND MINIMUM INTEREST RATES

Except as described below, the "current rate" is the rate of interest that we actually credit to amounts in the guaranteed interest option for any given calendar year. We declare current rates for each class of employer plan that is using the RIA annuity contract as its funding vehicle before the beginning of each calendar year. In addition to the current rate, we declare "minimum rates" for the next two calendar years. Except as stated below, the minimum interest rates will never be lower than 4%. If the employer plan's contract permits investment in the AllianceBernstein Bond Fund, we may at times have the right to declare a lower current rate of interest ("revised rate") which will remain in effect for the remainder of the calendar year only for new amounts contributed or transferred by the employer plan to the guaranteed interest option. See "Special rules applicable to the AllianceBernstein Bond Fund" later in this prospectus, for the circumstances under which a revised rate might be declared. Such revised rate will reflect market interest rates for money market instruments and other short-term investments existing at the time any such amount is contributed or transferred to the guaranteed interest option without regard to any previously declared minimum rate.


The current interest rate for 2010 and the minimum interest rates for 2011 and 2012 guaranteed for each class are stated in the proposal documents submitted to sponsors of prospective RIA employer plans. The establishment of new classes will not decrease the rates that apply to employer plans already assigned to a previous class. The effective current rate for 2011 and the minimum rates effective for calendar year 2012 and 2013 will be declared in December 2010.



CLASSES OF EMPLOYER PLANS

We assigned an employer plan to a "class" of employer plans upon its participation in the Master Retirement Trust in order to help us determine the current and minimum guaranteed rates of interest that apply for the employer plan participating in the guaranteed interest option under the RIA annuity contract. The initial class of employer plans to which an employer plan was assigned depended on the date the plan was adopted.


REVISED INTEREST RATES

All of the following conditions must exist for us to declare a revised rate:

o on the date of the allocation, the aggregate amount held in the AllianceBernstein Bond Fund with respect to all employer plans comprising AXA Equitable's Small Pension book of business is at least 10% of the aggregate amount then held under all the contracts which fund those plans;


o on the date of the allocation, the "current" guaranteed interest rate with respect to the employer plan's guaranteed interest option that would otherwise apply, exceeds the benchmark treasury rate by at least 0.75%; and

o prior allocations to the guaranteed interest option for the employer plan during that calendar year equal or exceed 110% of the average annual allocations to the guaranteed interest option for the employer plan during the three immediately preceding calendar years.

If we declare a revised rate for plans permitted to invest in the AllianceBernstein Bond Fund the employer or plan trustee may, by written notice, withdraw all or part of the amount that would be credited with such lower revised rate, without deduction of the contingent withdrawal charge. The investment, for the remainder of the calendar year, of such withdrawn or returned amounts in a funding vehicle other than RIA shall not be considered a violation of an employer plan's

23 RIA features and benefits
exclusive funding obligation provided such amount is contributed to RIA at the beginning of the following calendar year.


                                                    RIA features and benefits 24

2. How we value your account value

--------------------------------------------------------------------------------
FOR THE FUNDS. When you invest in a Fund, your contribution or transfer purchases "units" of that Fund. The unit value on any day reflects the value of the Fund's investments for the day and the charges and expenses we deduct from the Fund. We calculate the number of units you purchase by dividing the amount you invest by the unit value of the Fund as of the close of business on the day we receive your contribution or transfer instruction.

--------------------------------------------------------------------------------
Generally, our "business day" is any day on which the New York Stock Exchange is open for trading. A business day does not include any day we choose not to open due to emergency conditions. We may also close early due to emergency conditions.
--------------------------------------------------------------------------------

On any given day, your account value in any Fund equals the number of the Fund's units credited to your account, adjusted for any Fund's units cancelled from your account, multiplied by that day's value for one Fund unit. In order to take deductions from any Fund, we cancel units having a value equal to the amount we need to deduct. Otherwise, the number of your Fund units of any Fund does not change unless you make additional contributions, make a withdrawal, make a transfer, or request some other transaction that involves moving assets into or out of that Fund.

FOR THE GUARANTEED INTEREST OPTION. The value of any investment in the guaranteed interest option is, at any time, the total contributions allocated to the guaranteed interest option, plus the interest earned, less (i) withdrawals to make employer plan benefit payments, (ii) withdrawals to make other employer plan withdrawals (including loans) and (iii) charges and fees provided for under the contracts.


HOW WE DETERMINE THE UNIT VALUE

When contributions are invested in the Funds, the number of units outstanding attributable to each Fund is correspondingly increased; and when amounts are withdrawn from one of these Funds, the number of units outstanding attributable to that Fund is correspondingly decreased.

For the AllianceBernstein Bond, AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds, the unit values reflect investment performance and investment management and financial accounting fees. We determine the respective unit values for these Funds by multiplying the unit value for the preceding business day by the net investment factor for that subsequent day. We determine the net investment factor as follows:

o First, we take the value of the Fund's assets at the close of busi ness on the preceding business day.

o Next, we add the investment income and capital gains, realized and unrealized, that are credited to the assets of the Fund during the business day for which the net investment factor is being determined.

o Then, we subtract the capital losses, realized and unrealized, and investment management and financial accounting fees charged to the Fund during that business day.

o Finally, we divide this amount by the value of the Fund's assets at the close of the preceding business day.

Prior to June 1, 1994, for the AllianceBernstein Bond, AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds, the investment management and financial accounting fees were deducted monthly from employer plan balances in these Funds.

For a Fund of Separate Account No. 66, the unit value for any business day together with any preceding non-business days ("valuation period") is equal to the unit value for the preceding valuation period multiplied by the net investment factor for that Investment Fund for that valuation period. The net investment factor for a valuation period is:

         ( a )
         (---) - c
         ( b )

where:

(a) is the value of the Fund's shares of the corresponding portfolio at the end of the valuation period before giving effect to any amounts allocated to or withdrawn from the Investment Fund for the valuation period. For this purpose, we use the share value reported to us by the applicable Trust. This share value is after deduction for investment advisory fees and other expenses of each Trust.

(b) is the value of the Fund's shares of the corresponding portfolio at the end of the preceding valuation period (after any amounts are allocated or withdrawn for that valuation period).

(c) is the daily factor for the separate account administrative charge multiplied by the number of calendar days in the valuation period.


HOW WE VALUE THE ASSETS OF THE FUNDS

Assets of the AllianceBernstein Bond, AllianceBernstein Balanced,
AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds are valued as follows:

o Common stocks listed on national securities exchanges are valued at the last sale price. If on a particular day there is no sale, the stocks are valued at the latest available bid price reported on a composite tape. Other unlisted securities reported on the NASDAQ Stock Exchange are valued at inside (highest) quoted bid prices.

o Foreign securities not traded directly, or in ADR form, in the United States, are valued at the last sale price in the local currency on an exchange in the country of origin. Foreign currency is converted into dollars at current exchange rates.

25 How we value your account value

o United States Treasury securities and other obligations issued or guaranteed by the United States Government, its agencies or instrumentalities are valued at representative quoted prices.

o Long-term publicly traded corporate bonds (i.e., maturing in more than one year) are valued at prices obtained from a bond pricing service of a major dealer in bonds when such prices are available; however, in circumstances where it is deemed appropriate to do so, an over-the-counter or exchange quotation may be used.

o Convertible preferred stocks listed on national securities exchanges are valued at their last sale price or, if there is no sale, at the latest available bid price.

o Convertible bonds and unlisted convertible preferred stocks are valued at bid prices obtained from one or more major dealers in such securities; where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stock.

o Short-term debt securities that mature in more than 60 days are valued at representative quoted prices. Short-term debt securities that mature in 60 days or less are valued at amortized cost, which approximates market value.

o Option contracts listed on organized exchanges are valued at last sale prices or closing asked prices, in the case of calls, and at quoted bid prices, in the case of puts. The market value of a put or call will usually reflect, among other factors, the market price of the underlying security. When a Fund writes a call option, an amount equal to the premium received by the Fund is included in the Fund's financial statements as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the last offering price. When an option expires on its stipulated expiration date or a Fund enters into a closing purchase or sales transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When an option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received, or reduced by the price paid for the option.


FAIR VALUATION

For the Pooled Separate Accounts, securities and other assets for which market quotations are not readily available (or for which market quotations may not be reliable) are valued at their fair value under the direction of our investment officers in accordance with accepted accounting practices and applicable laws and regulations. Market quotations may not be readily available or reliable if, for example, trading has been halted in the particular security; the security does not trade for an extended period of time; or a trading limit has been imposed.

For the Funds offered under Separate Account No. 66, securities and other assets for which market quotations are not readily available (or for which market quotations may not be reliable) are valued at their fair value under policies and procedures established by the Trusts. For more information, please see the prospectuses for the applicable Trust.

The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method deemed to reflect fair value. Such a policy is intended to assure that the net asset value of a separate account or fund fairly reflects security values as of the time of pricing.

                                              How we value your account value 26

3. Transfers

--------------------------------------------------------------------------------
TRANSFERS AMONG INVESTMENT OPTIONS

You may transfer accumulated amounts among the investment options at any time and in any amount, subject to the transfer limitations described below. In addition to our rules, transfers among the investment options may be subject to employer plan provisions which may limit or disallow such movements. We do not impose a charge for transfers among the investment options.

The following section describes transfer limitations that apply, under certain situations, to amounts transferred out of the guaranteed interest option during the calendar quarter in which the request is made and the three preceding calendar quarters ("transfer period").

PARTICIPANT-DIRECTED PLANS. Under these plans, the contract owner has instructed us to accept the plan trustee's allocations that are in accordance with the plan participants' directions. If the employer elects to fund the employer plan with the guaranteed interest option and the EQ/Money Market, AllianceBernstein Bond, EQ/Intermediate Government Bond Index, EQ/Quality Bond PLUS or Multimanager Multi-Sector Bond Funds, during any transfer period, the following limitations apply:

For plans electing the optional participant recordkeeping services ("PRS"), the maximum amount that may be transferred by the trustee on behalf of a participant from the guaranteed interest option is equal to the greater of: (i) 25% of the amount the participant had in the guaranteed interest option as of the last calendar day of the prior calendar year, or (ii) the total of all amounts transferred out of the guaranteed interest option during the prior calendar year on the participant's behalf. Generally, this means that new participants will not be able to direct the trustee to transfer amounts out of the guaranteed interest option during the first calendar year of their participation under the contract.


If assets have been transferred from another funding vehicle by the employer, then the participant, for the transfer period in which the transfer occurred, may direct the trustee to transfer to the Funds up to 25% of such transferred amount that the participant initially allocated to the guaranteed interest option.


For plans not electing the PRS, the maximum amount that may be transferred from the guaranteed interest option is equal to the greater of: (i) 25% of the amount the employer plan had in the guaranteed interest option as of the last calendar day of the prior calendar year, or (ii) the total of all amounts the employer plan transferred out of the guaranteed interest option during the prior calendar year. The employer plan is responsible for monitoring this transfer limitation. PRS is discussed in "Optional participant recordkeeping services" later in this prospectus.


If assets have been transferred from another funding vehicle by the employer, then the trustee on behalf of the participant, for the transfer period in which the transfer occurred, may transfer to the Funds up to 25% of such transferred amount that was initially allocated to the guaranteed interest option.


From time to time, we may remove certain restrictions that apply to transferring amounts out of the guaranteed interest option. If we do so, we will tell you. We will also tell you at least 45 days in advance of the day that we intend to reimpose the transfer restrictions.


TRUSTEE-DIRECTED PLANS. Transfers of accumulated amounts among the investment options will be permitted as determined by us in our sole discretion only and subject to our rules then in effect.



SPECIAL RULES APPLICABLE TO THE ALLIANCEBERNSTEIN BOND FUND

The AllianceBernstein Bond Fund is available only to participant-directed employer plans that signed an agreement to participate in that Fund prior to June 1, 1994 ("old employer plans"). If the employer has not made Funds of Separate Account No. 66 available under a participant-directed employer plan, special transfer rules which provide transfer restrictions, described below will apply. If an old employer plan adds any of the Funds held in Separate Account No. 66, the AllianceBernstein Bond Fund will no longer be subject to any transfer restrictions. However, transfers out of the guaranteed interest option will be subject to certain restrictions described above.

TRANSFERS TO THE ALLIANCEBERNSTEIN BOND FUND. Except as described below, a plan participant in an old employer plan may elect to transfer to the AllianceBernstein Bond Fund any amount (in whole percentages) arising from participant-directed contributions. We will process requests to transfer amounts to the AllianceBernstein Bond Fund only if, at the time of the transfer request, the current guaranteed interest rate for the plan's guaranteed interest option is higher than the then-current "benchmark treasury rate." The benchmark treasury rate, as determined in accordance with our procedures, can be obtained via a daily tape recording by calling the RIA service office at 1-800-967-4560.

If we will not process a transfer request, we will notify the employer within four business days. We will not redirect the transfer to another investment option and will not maintain any record of such request for future processing.

TRANSFERS FROM THE ALLIANCEBERNSTEIN BOND FUND. A plan participant in an old employer plan may elect to transfer any amount (in whole percentages) held in the AllianceBernstein Bond Fund to one or more investment options.


DISRUPTIVE TRANSFER ACTIVITY

You should note that the contract is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the Fund or the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the Funds or the underlying portfolios in which the Funds invest. Disruptive transfer

27 Transfers
activity may adversely affect performance and the interests of long-term investors by requiring a Fund or portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a Fund or portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so investment performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a Fund or portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of Fund or portfolio investments may impede efficient Fund or portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the Fund or portfolio manager to effect more frequent purchases and sales of Fund or portfolio securities. Similarly, a Fund or portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Funds or portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than Funds or portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting Fund or portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the Fund or underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all contract owners.

We offer investment options with underlying portfolios that are part of AXA Premier VIP Trust and EQ Advisors Trust (together the "trusts"). The trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the trust obtains from us owner trading activity. The trusts currently consider transfers into and out of (or vice versa) the same Fund within a five business day period as potentially disruptive transfer activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.

When a contract is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the contract owner explaining that AXA Equitable has a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the contract owner is identified a second time as engaged in potential disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all contract owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

For the Pooled Separate Accounts, the portfolio managers review aggregate cash flows on a daily basis. If the portfolio managers consider transfer activity with respect to an account to be disruptive, AXA Equitable reviews contract owner's trading activity to identify any potentially disruptive transfer activity. AXA Equitable follows the same policies and procedures identified in the previous paragraph. We may change those policies and procedures, and any new or revised policies or procedures will apply to all contract owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

It is possible that the trusts may impose a redemption fee designed to discourage frequent or disruptive trading by contract owners. As of the date of this prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by the trusts, that fee, like any other trust fee, will be borne by the contract owner.

Contract owners should note that it is not always possible for us and the trusts to identify and prevent disruptive transfer activity. Our ability to monitor potentially disruptive transfer activity is limited in particular with respect to certain group contracts. Group annuity contracts may be owned by retirement plans that provide transfer instructions on an omnibus (aggregate) basis, which may mask the disruptive transfer activity of individual plan participants, and/or interfere with our ability to restrict communication services. In addition, because we do not monitor for all frequent trading in the trust portfolios at the separate account level, contract owners may engage in frequent trading which may not be detected, for example due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the affiliated trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners may be treated differently than others, resulting in the risk that some contract owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

                                                                    Transfers 28

4. Access to your account value

--------------------------------------------------------------------------------
PARTICIPANT LOANS

Contract withdrawals to make participant loans are available under RIA, if the employer plan permits them. Participants must apply for a plan loan through the employer plan. The plan administrator is responsible for administering the loan program. Loans are subject to restrictions under federal tax rules and ERISA. See "Tax information" later in this prospectus.

Below we briefly summarize some of the important terms of the loan provisions under RIA. A more detailed discussion is provided in the SAI under "Loan provisions."

Generally, all loan amounts must be taken from the guaranteed interest option. The participant must pay the interest as required by federal income tax rules. All repayments are made back into the guaranteed interest option. If the participant fails to repay the loan when due, the amount of the unpaid balance may be subject to a contingent withdrawal charge, taxes, and additional penalty taxes. Interest paid on a retirement plan loan is not deductible.

The minimum amount of a loan for a participant is $1,000, and the maximum amount is 90% of the balances attributable to the plan participant in all the investment options. We also charge a loan fee in an amount equal to 1% of the loan principal amount on the date a loan is made. In addition, while the maximum amount of a loan under the Contract is 90% of the balances attributable to the plan participant, the amount of the loan to a participant under the plan is limited by federal tax rules. Those rules will limit the amount of a loan the participant may withdraw under the Contract.


CHOOSING BENEFIT PAYMENT OPTIONS

RIA offers a variety of benefit payment options, subject to the provisions of an employer's plan. Plan participants should consult their employer for details. An employer's plan may allow a choice of one or more of the following forms of distribution:

o   purchase of one of our annuities;

o   lump sum distribution;

o use of part of the proceeds to purchase one of our annuities with the balance to be paid as a lump sum; or

o   permitted cash withdrawals.

Subject to the provisions of your plan, RIA makes available the following forms of fixed annuities:

o   life annuity;

o   life annuity - period certain;

o   life annuity - refund certain;

o   period certain annuity; and

o   qualified joint and survivor life annuity.


All of the forms outlined above (with the exception of the qualified joint and survivor life annuity) are available as either single or joint life annuities. We also offer other annuity forms not outlined here. The distribution will be in the form of a life annuity or another form offered by us at the time. We reserve the right to remove or change these annuity payout options, other than the life annuity, or to add another payout option at any time.


The various fixed annuities we offer under RIA are described in greater detail in the SAI under "Annuity benefits." As a general matter, the minimum amount that can be used to purchase any type of annuity, net of all applicable charges and fees, is $3,500. An annuity administrative fee of $175 will be deducted from the amount used to purchase an annuity.

We require that the amount of any benefit distribution from an employer plan that uses RIA as a partial investment funding vehicle be in proportion to the amount of plan assets held in RIA, unless we and the plan trustees specifically agree in writing to some other method.

Requests for cash distributions must be made to us on an aggregate basis opposed to a participant-by-participant basis, except for employer plans using the PRS discussed in "Optional participant recordkeeping services" later in this prospectus. Cash withdrawals by a plan participant prior to retirement may give rise to contingent withdrawal charges, and tax penalties or other adverse tax consequences. See "Tax information" later in this prospectus.

We make distribution checks payable to the trustees of the plan. The plan trustees are responsible for distribution of Funds to the participant or other payee and for any applicable federal and state income tax withholding and reporting. See "Tax information" later in this prospectus.

RIA does not have separate disability or death benefit provisions. All disability and death benefits are provided in accordance with the employer plan.

29 Access to your account value

5. RIA

--------------------------------------------------------------------------------
This section explains RIA in further detail. It is intended for employers who use RIA, but contains information of interest to plan participants as well.
Plan participants should, of course, understand the provisions of their plan that describes their rights in more specific terms.

RIA is an investment program designed for employer plans that qualify for tax-favored treatment under Section 401(a) of the Code. Eligible employer plans include defined benefit plans, defined contribution plans or profit-sharing plans, including 401(k) plans. These employer plans generally must also meet the requirements of ERISA.


RIA consists of two group annuity contracts ("contracts") issued by AXA Equitable, a Master Retirement Trust agreement, a participation or installation agreement, and an optional participant recordkeeping services ("PRS") agreement. RIA had $64.7 million in assets as of December 31, 2009.


Our service consultants are available to answer your questions about RIA. Please contact us by using the telephone number or addresses listed under "How to reach us - Information on joining RIA" earlier in this prospectus.


SUMMARY OF PLAN CHOICES OF RIA

RIA is used:

o as the exclusive funding vehicle for the assets of an employer plan. Under this option, the annual amount of plan contributions must be at least $10,000. We call this type of plan an "exclusive funding employer plan"; or

o as a partial investment funding vehicle for an employer plan. Under this option, the aggregate amount of contributions in the initial participation year must be at least $50,000, and the annual aggregate amount of contributions thereafter must be at least $25,000. We call this type of plan a "partial funding employer plan." We do not offer the guaranteed interest option with a partial funding employer plan. A partial funding agreement with us was required to use this partial funding employer plan.

An exclusive funding employer plan may not change its participation basis to that of a partial funding employer plan, or vice versa, unless the underwriting and other requirements referred to above are satisfied and approved by us. We reserve the right to impose higher annual minimums for certain plans. We will give you advance notice of any such changes.

You have the choice of using RIA with two types of plans. You may use RIA for:

o participant-directed employer plans, which permit participants to allocate contributions and transfer account accumulations among the investment options; or

o trustee-directed employer plans, which permit these types of investment decisions to be made only by the employer, a trustee or any named fiduciary or an authorized delegate of the plan.

At our sole discretion, a trustee-directed plan may change its participation basis to a participant-directed plan.

MAKING THE RIGHT CHOICES FOR YOUR PLAN DEPENDS ON YOUR OWN SET OF CIRCUMSTANCES. WE RECOMMEND THAT YOU REVIEW ALL CONTRACTS AND TRUST, PARTICIPATION AND RELATED AGREEMENTS WITH YOUR LEGAL AND TAX COUNSEL.


HOW TO MAKE CONTRIBUTIONS

REGULAR CONTRIBUTIONS. Contributions may be made by check or by wire transfer. All contributions under an employer plan should be sent to the address under "For contributions checks only" in "How to reach us" earlier in this prospectus. All contributions made by check must be drawn on a U.S. bank, in U.S. dollars, and made payable to AXA Equitable. Third-party checks are not acceptable, except for rollover contributions, tax-free exchanges or trustee checks that involve no refund. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form.

Contributions are normally credited on the business day that we receive them. Contributions are only accepted from the employer or plan trustee.

There is no minimum amount for each contribution where employer plan contributions are made on a basis more frequent than annually. The total amount of contributions under an employer plan is limited by law. See "Tax information" later in this prospectus.

To make a rollover or transfer to an existing RIA Plan, funds must be in cash. Therefore, any assets accumulated under another existing plan will have to be liquidated for cash.


SELECTING INVESTMENT OPTIONS

You can select from the investment options available under the contracts. The maximum number of active options you may select at any time is 25. Plan participant choices will be limited to the investment options selected. If the Plan is intended to comply with the requirements of ERISA Section 404(c), the employer or the plan trustee is responsible for making sure that the investment options chosen constitute a broad range of investment choices as required by the Department of Labor ("DOL") Section 404(c) regulations.

Generally, for participant-directed plans, if you intend for your plan to comply with ERISA Section 404(c), you should, among other things:

o select the EQ/Money Market Fund if you select any of the EQ/Intermediate Government Bond Index, EQ/Quality Bond PLUS, or Multimanager Multi-Sector Bond Funds; or

o select the guaranteed interest option if you do not select any of the EQ/Money Market, EQ/Intermediate Government Bond Index, EQ/Quality Bond PLUS, Multimanager Multi-Sector Bond or EQ/AllianceBernstein Small Cap Growth Funds.

                                                                          RIA 30

If you select any of the EQ/Money Market, AllianceBernstein Bond, EQ/Intermediate Government Bond Index, EQ/Quality Bond PLUS or Multimanager Multi-Sector Bond Funds and the guaranteed interest option, certain restrictions will apply to transfers out of the guaranteed interest option. The AllianceBernstein Bond Fund is available only to employer plans that signed an agreement to participate in that Fund through the RIA annuity contract prior to June 1, 1994, and, as described above, special transfer rules apply for these employer plans. If you add any of the Funds of Separate Account No. 66, the AllianceBernstein Bond Fund will no longer be subject to any transfer restrictions. However, transfers out of the guaranteed interest option will be subject to certain restrictions.


ALLOCATING PROGRAM CONTRIBUTIONS

We allocate contributions to the investment options in accordance with the allocation instructions provided to us by the plan trustee or the individual who the plan trustee has previously authorized in writing. Allocations may be made by dollar amounts or in any whole number percentages that total 100%.

Allocation changes may be made without charge, but may be subject to employer plan provisions that may limit or disallow such movements.

31 RIA

6. Distributions

--------------------------------------------------------------------------------
Keep in mind two sets of rules when considering distributions or withdrawals from RIA. The first are rules and procedures that apply to the investment options, exclusive of the provisions of your plan. We discuss those in this section. The second are rules specific to your plan, which are not described here.

Moreover, distribution and benefit payment options under a tax qualified retirement plan are subject to complicated legal requirements. A general explanation of the federal income tax treatment of distributions and benefit payment options is provided in "Tax information" later in this prospectus and the SAI. The participant should discuss his or her options with a qualified financial adviser. Our service consultants also can be of assistance. Certain plan distributions may be subject to a contingent withdrawal charge, federal income tax, and penalty taxes. See "Charges and expenses" and "Tax information" later in this prospectus.

AMOUNTS IN THE FUNDS. These are generally available for distribution at any time, subject to the provisions of your plan. Distributions from the AllianceBernstein Bond, AllianceBernstein Common Stock, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds are permitted at any time. Distributions from remaining Funds are permitted at any time except if there is any delay in redemptions from the corresponding portfolio of each Trust, as applicable. See "When we pay proceeds" later in this prospectus.

AMOUNTS IN THE GUARANTEED INTEREST OPTION. These are generally available for distribution at any time, subject to the provisions of your plan. A deferred payout provision, however, applies to trustee-directed employer plans which are terminating their RIA contract. Under that provision, we can defer payment of the employer plan balance held in the guaranteed interest option, less the contingent withdrawal charge, by paying out the balance in six installments over five years. During the deferred payout period, we credit the balances upon which we defer payment with the current interest rate declared for each year. We also continue to deduct the ongoing operations fee monthly from the balance during the deferred payout period.

When we impose the deferred payout provision, any trustee-directed employer plan benefits becoming due during the deferred payout period will not be paid from the employer plan balance in the guaranteed interest option. If, however, sufficient funds are available, the benefits would be paid from the new funding vehicle for the trustee-directed employer plan.

Participant-directed employer plans are not subject to the deferred payout provision.

                                                                Distributions 32

                   ILLUSTRATION OF DEFERRED PAYOUT PROVISION

             Transaction Date                        End of Year 1                    End of Year 2
-------------------------------------------------------------------------------------------------------------
  guaranteed interest option                Balance 1                        Balance 2
  Plan Assets                               + Interest                       + Interest
- Withdrawal Charge                         - Operations Fee                 - Operations Fee
---------------------                       ----------------                 ----------------
Distribution Amount 1                       Distribution Amount 2            Distribution Amount 3
Dist. Amt. 1                = 1st Payment   Dist. Amt. 2     = 2nd Payment   Dist. Amt. 3     = 3rd Payment
---------------------                       ----------------                 ----------------
        6                                          5                                4
Dist. Amount 1                              Dist. Amount 2                   Dist. Amount 3
- 1st Payment                               - 2nd Payment                    - 3rd Payment
---------------------                       ----------------                 ----------------
     Balance 1       ->                             Balance     ->                    Balance     ->



                                     End of Year 3                    End of Year 4           End of Year 5
-------------------------------------------------------------------------------------------------------------
  guaranteed interest option Balance 3                       Balance 4                       Balance 5
  Plan Assets               + Interest                       + Interest                      + Interest
- Withdrawal Charge         - Operations Fee                 - Operations Fee                - Operations Fee
---------------------       ----------------                 ----------------                ----------------
Distribution Amount 1       Distribution Amount 4            Distribution Amount 5           Final Distribution
Dist. Amt. 1                Dist. Amt. 4     = 4th Payment   Dist. Amt. 5     = 5th Payment
---------------------       ----------------                 ----------------
        6                          3                                2
Dist. Amount 1              Dist. Amount 4                   Dist. Amount 5
- 1st Payment               - 4th Payment                    - 5th Payment
---------------------       ----------------                 ----------------
     Balance 1       ->            Balance     ->                   Balance     ->

33 Distributions

7. Optional participant recordkeeping services

--------------------------------------------------------------------------------

SERVICES PROVIDED. If you elected the participant recordkeeping services program ("PRS"), we:

o establish an individual participant account for each participant covered by your plan based on data you provide;

o receive and deposit contributions on behalf of participants to individual participant accounts;

o maintain records reflecting, for each participant, contributions, transfers, loan transactions, withdrawals and investment experience and interest accrued, as applicable, on an individual participant's proportionate values in the plan;

o provide to you individual participant's reports reflecting the activity in the individual participant's proportionate interest in the plan; and

o process transfers and distributions of the participant's portion of his or her share of the employer plan assets among the investment options as you instruct.

You are responsible for providing AXA Equitable with required information and for complying with our procedures relating to the PRS program. We will not be liable for errors in recordkeeping if the information you provide is not provided on a timely basis or is incorrect. The plan administrator retains full responsibility for the income tax withholding and reporting requirements including required notices to the plan participants, as set forth in the federal income tax rules and applicable Treasury Regulations.

INVESTMENT OPTIONS. You must include the guaranteed interest option in the investment options if you select PRS.

FEES. We charge an annual fee of $25 per active participant paid in twelve equal monthly installments of $2.08. We deduct the fee from the amounts attributable to each individual participant at the end of each month by means of a reduction of units or a cash withdrawal from the guaranteed interest option. We retain the right to change the fee upon 30 days' notice to the employer. See "Charges and expenses" later in this prospectus.

ENROLLMENT. Enrollment of your plan in PRS is no longer available.

                                  Optional participant recordkeeping services 34

8. Charges and expenses

--------------------------------------------------------------------------------
You will incur two general types of charges under RIA:

(1) Charges reflected as reductions in the unit values of the Funds which are recorded as expenses of the Fund. These charges apply to all amounts invested in RIA, including installment payout option payments.

(2) Charges stated as a defined percentage or fixed dollar amount and deducted by reducing the number of units in the appropriate Funds and the dollars in the guaranteed interest option.

We make no deduction from your contributions for sales expenses.


CHARGES REFLECTED IN THE UNIT VALUES


INVESTMENT MANAGEMENT AND ACCOUNTING FEES


The computation of unit values for the AllianceBernstein Bond, AllianceBernstein Common Stock, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds reflects fees we charge for investment management and accounting. We receive fees for investment management and financial accounting services we provide for these Funds, as well as a portion of our related administrative costs. This fee is charged daily at an effective annual rate of 0.50% of the net assets of the AllianceBernstein Bond, AllianceBernstein Common Stock, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds.



ADMINISTRATIVE CHARGE FOR CERTAIN OF THE FUNDS OF SEPARATE ACCOUNT NO. 66

We make a daily charge at an annual rate of 0.05% of the assets invested in certain of the Funds of Separate Account No. 66 as indicated under the "Fee Table" earlier in this prospectus. The charge is designed to reimburse us for our costs in providing administrative services in connection with the contracts.


INDIRECT EXPENSES BORNE BY THE FUNDS

ANNUAL EXPENSES OF THE TRUSTS. The Funds that invest in portfolios of the Trusts are indirectly subject to investment advisory and other expenses charged against assets of their corresponding portfolios. These expenses are described in the prospectuses for the Trusts.


CHARGES WHICH REDUCE THE NUMBER OF UNITS

CONTINGENT WITHDRAWAL CHARGE

We may impose a contingent withdrawal charge ("CWC") against withdrawals made from any of the Funds or the guaranteed interest option at any time up to and including the ninth anniversary of the date on which the employer plan began its participation in RIA. The CWC is designed to recover the unamortized sales and promotion expenses and initial enrollment expenses incurred by us.

We will not apply a CWC against amounts withdrawn for the purpose of making benefit distribution payments unless such withdrawals are made (i) on or after the date of discontinuance of an employer plan's participation in RIA or (ii) as a result of a full or partial termination, within the meaning of applicable Internal Revenue Service ("IRS") or court interpretations.

We will apply a CWC against amounts withdrawn for purposes of making benefit payments to participants who terminated employment either voluntarily or involuntarily, but only when such terminations are attributable to (i) the employer's merger with another company, (ii) the sale of the employer or (iii) the bankruptcy of the employer which leads to the full or partial termination of the plan or the discontinuance of the employer plan's participation in RIA.

We do not apply a CWC on transfers between the investment options. However, we do apply a CWC to withdrawals from RIA for the purpose of transferring to another funding vehicle under the employer plan, unless an officer of AXA Equitable agrees, in writing, to waive this charge. We do not consider withdrawals from RIA for the purpose of paying plan expenses or the premium on a life insurance policy, including one held under the employer plan, to be in-service withdrawals or any other type of benefit distribution. These withdrawals are subject to the CWC.

The amount of any CWC is determined in accordance with the rate schedule set forth below. We include outstanding loan balances in the plan's assets for purposes of assessing the CWC.


--------------------------------------------------------------------------------
        WITHDRAWAL IN
     PARTICIPATION YEARS                      CONTINGENT WITHDRAWAL CHARGE
--------------------------------------------------------------------------------
            1 or 2                             6% of Amount Withdrawn
            3 or 4                                       5%
            5 or 6                                       4%
            7 or 8                                       3%
              9                                          2%
         10 and later                                    0%
--------------------------------------------------------------------------------
Benefit distribution payments are those payments that become payable with respect to participants under the terms of the employer plan as follows:

1.  as the result of the retirement, death or disability of a participant;

2.  as the result of a participant's separation from service as defined under
    Section 402(d)(4)(A) of the Code;

3. in connection with a loan transaction, if the loan is repaid in accordance with its terms;

4.  as a minimum distribution pursuant to Section 401(a)(9) of the Code;

5.  as a hardship withdrawal pursuant to Section 401(k) of the Code;

6. pursuant to a qualified domestic relations order ("QDRO") under Section 414(p) of the Code, but only if the QDRO specifically requires that the plan administrator withdraw amounts for payment to an alternate payee;

35 Charges and expenses

7. as a result of an in-service withdrawal attributable to the after-tax contributions of a participant; or

8. as a result of an in-service withdrawal from a profit-sharing plan after meeting a minimum number of years of service and/or participation in the plan, and the attainment of a minimum age specified in the plan.

Prior to any withdrawal from RIA for benefit distribution purposes, AXA Equitable reserves the right to receive from the employer and/or trustees of the plan, evidence satisfactory to it that such benefit distribution conforms to at least one of the types mentioned above.


ONGOING OPERATIONS FEE

The ongoing operations fee is based on the combined net balances (including any outstanding loan balance) of an employer plan in the investment options at the close of business on the last business day of each month. The amount of the ongoing operations fee is determined under the rate schedule that applies to the employer plan. Unless you make other arrangements, we deduct the charge from employer plan balances at the close of business on the last business day of the following month.

Set forth below is the rate schedule for employer plans which adopted RIA after February 9, 1986. Information concerning the rate schedule for employer plans that adopted RIA on or before February 9, 1986 is included in the SAI under "Additional information about RIA."

--------------------------------------------------------------------------------
        COMBINED BALANCE                        MONTHLY
     OF INVESTMENT OPTIONS                       RATE
--------------------------------------------------------------------------------
        First $  150,000                     1/12 of 1.25%
        Next  $  350,000                     1/12 of 1.00%
        Next  $  500,000                     1/12 of 0.75%
        Next  $1,500,000                     1/12 of 0.50%
        Over  $2,500,000                     1/12 of 0.25%
--------------------------------------------------------------------------------

The ongoing operations fee is designed to cover such expenses as contract underwriting and issuance for employer plans, employer plan-level recordkeeping, processing transactions and benefit distributions, administratively maintaining the investment options, commissions, promotion of RIA, administrative costs (including certain enrollment and other servicing costs), systems development, legal and technical support, product and financial planning and part of our general overhead expenses. Administrative costs and overhead expenses include such items as salaries, rent, postage, telephone, travel, office equipment and stationery, and legal, actuarial and accounting fees.


PARTICIPANT RECORDKEEPING SERVICES CHARGE

The PRS is an optional service. If you elected this service, we charge a per participant annual fee of $25. We deduct this fee on a monthly basis at the rate of $2.08 per participant. We determine the amount of the fee for an employer plan at the close of business on the last business day of each month based on the number of participants enrolled with us at that time. Unless you make other arrangements, we deduct this fee from the balances attributable to each participant in the investment options at the close of business on the last business day of the following month. The PRS fee covers expenses incurred for establishing and maintaining individual records, issuing statements and reports for individual employees and employer plans, and processing individual transactions and benefit distributions. We are not responsible for reconciling participants' individual account balances with the entire amount of the employer plan where we do not maintain individual account balances.


LOAN FEE

We charge a loan fee in an amount equal to 1% of the amount withdrawn as loan principal on the date the plan loan is made.


OTHER BILLING ARRANGEMENTS

The ongoing operations and participant recordkeeping services fees can be paid by a direct billing arrangement we have with the employer subject to a written agreement between AXA Equitable and the employer.


INDIVIDUAL ANNUITY CHARGES

ANNUITY ADMINISTRATIVE CHARGE. If a participant elects an annuity payout option, we deduct a $175 charge from the amount used to purchase the annuity. This charge reimburses us for administrative expenses associated with processing the application for the annuity and issuing each month's annuity payment.

CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES. We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. Generally, we deduct the charge from the amount applied to provide an annuity payout option. The current tax charge that might be imposed by us varies by state and ranges from 0% to 1%.


GENERAL INFORMATION ON FEES AND CHARGES

We reserve the right (1) to change from time to time the charges and fees described in this prospectus upon prior notice to the employer and (2) to establish separate fee schedules for requested non-routine administrative services and for newly scheduled services not presently contemplated under the contracts.

                                                         Charges and expenses 36

9. Tax information

--------------------------------------------------------------------------------
In this section, we briefly outline current federal income tax rules relating to the adoption of the program, contributions to the program and distributions to participants under qualified retirement plans.

Federal income tax rules include the United States laws in the Internal Revenue Code, Treasury Department Regulations and Internal Revenue Service ("IRS") interpretations of the Internal Revenue Code.

Employer retirement plans that may qualify for tax-favored treatment are governed by the provisions of the Code and ERISA. The Code is administered by the IRS. ERISA is administered primarily by the DOL.

Provisions of the Code and ERISA include requirements for various features including:

o   participation, vesting and funding;

o   nondiscrimination;

o   limits on contributions and benefits;

o   distributions;

o   penalties;

o   duties of fiduciaries;

o   prohibited transactions; and

o   withholding, reporting and disclosure.

IT IS THE RESPONSIBILITY OF THE EMPLOYER, PLAN TRUSTEE AND PLAN ADMINISTRATOR TO SATISFY THE REQUIREMENTS OF THE CODE AND ERISA.

This prospectus does not provide detailed tax or ERISA information. The following discussion briefly outlines the Code provisions relating to contributions to and distributions from certain tax-qualified retirement plans, although some information on other provisions is also provided. Various tax disadvantages, including penalties, may result from actions that conflict with requirements of the Code or ERISA, and regulations or other interpretations thereof. In addition, federal tax laws and ERISA are continually under review by the Congress, and any changes in those laws, or in the regulations pertaining to those laws, may affect the tax treatment of amounts contributed to tax-qualified retirement plans or the legality of fiduciary actions under ERISA. These tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect annuity contracts purchased before the change. Congress may also consider proposals in the future to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of an annuity contract. We cannot predict, what, if any, legislation will actually be proposed or enacted that may affect annuity contracts.

Certain tax advantages of tax-qualified retirement plans may not be available under certain state and local tax laws. This outline does not discuss the effect of any state or local tax laws. It also does not discuss the effect of federal estate and gift tax laws (or state and local estate, or federal income tax and withholding rules for non-U.S. taxpayers, inheritance and other similar tax laws). Rights or values under plans or contracts or payments under the contracts, for example, amounts due to beneficiaries, may be subject to gift or estate taxes. You should not rely only on this document, but should consult your tax adviser before your purchase. This outline assumes that the participant does not participate in any other qualified retirement plan. Finally, it should be noted that many tax consequences depend on the particular jurisdiction or circumstances of a participant or beneficiary.

We cannot provide detailed information on all tax aspects of the plans or contracts. Moreover, the tax aspects that apply to a particular person's plan or contract may vary depending on the facts applicable to that person.

The provisions of the Code and ERISA are highly complex. For complete information on these provisions, as well as all other federal, state, local and other tax considerations, qualified legal and tax advisers should be consulted.


BUYING A CONTRACT TO FUND A RETIREMENT ARRANGEMENT

Annuity contracts can be purchased in connection with retirement plans qualified under Code Section 401. You should be aware that the funding vehicle for a qualified arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, one should consider the annuity's features and benefits, such as the selection of investment funds and guaranteed interest option and choices of pay-out options, as well as the features and benefits of other permissible funding vehicles and the relative costs of annuities and other arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the investment options or funds that you select.

IMPACT OF TAXES TO AXA EQUITABLE

Under existing federal income tax law, no taxes are payable on investment income and capital gains of the Funds that are applied to increase the reserves under the contracts. Accordingly, AXA Equitable does not anticipate that it will incur any federal income tax liability attributable to income allocated to the variable annuity contracts participating in the Funds and it does not currently impose a charge for federal income tax on this income when it computes unit values for the Funds. If changes in federal tax laws or interpretations thereof would result in AXA Equitable being taxed, then AXA Equitable may impose a charge against the Funds (on some or all contracts) to provide for payment of such taxes.

CERTAIN RULES APPLICABLE TO PLANS DESIGNED TO COMPLY WITH SECTION 404(C) OF
ERISA

Section 404(c) of ERISA, and the related DOL regulation, provide that if a plan complies with that subsection and its regulations, and if a

37 Tax information
plan participant or beneficiary exercises control over the assets in his or her plan account, plan fiduciaries will not be severally liable for any loss that is the direct and necessary result of the plan participant's or beneficiary's exercise of control. The plan participant can make and is responsible for the results of his or her own investment decisions.

Plans that comply with Section 404(c) must provide, among other things, a broad range of investment choices to plan participants and beneficiaries and must provide such plan participants and beneficiaries with enough information to make informed investment decisions. Compliance by the plan sponsor with the
Section 404(c) and its regulation is completely voluntary.

The RIA Program provides employer plans with the broad range of investment choices and information needed to meet the requirements of Section 404(c) and its regulation. If it is the intention of the plan's sponsor to meet the requirement of Section 404(c), it is the plan's sponsor's responsibility to comply with the requirements of the regulation. AXA Equitable and its agents shall not be responsible if a plan fails to meet the requirements of Section 404(c).

                                                              Tax information 38

10. More information

--------------------------------------------------------------------------------
ABOUT CHANGES OR TERMINATIONS

AMENDMENTS. The contracts have been amended in the past and we and the trustee under the Master Trust Agreement may agree to amendments in the future. No future change can affect annuity benefits in the course of payment. If certain conditions are met, we may: (1) terminate the offer of any of the investment options and (2) offer new investment options with different terms.

We may unilaterally amend or modify the contracts or the Master Retirement Trust without the consent of the employer or plan sponsor, as the case may be, in order to keep the contracts or the Master Retirement Trust in compliance with law.

TERMINATION. We can discontinue offering RIA at any time. Discontinuance of RIA would not affect annuities in the course of payment, but we would not accept further contributions. The employer may elect to maintain investment options balances with us to provide annuity benefits in accordance with the terms of the contracts. The employer may elect to discontinue the participation of the employer plan in RIA at any time upon advance written notice to us.

We may elect, upon written notice to the employer, to discontinue the participation of the employer plan in RIA if (1) the employer fails to comply with any terms of the Master Retirement Trust, (2) the employer fails to make the required minimum contributions, (3) as may be agreed upon in writing between AXA Equitable and the employer if the plan fails to maintain minimum amounts of Funds invested in RIA, or (4) the employer fails to comply with any representations and warranties made by the employer, trustees or employer plan to AXA Equitable in connection with the employer plan's participation in RIA.

At any time on or after the participation of the employer in RIA has been discontinued, we may withdraw the entire amount of the employer plan assets held in the investment options, and pay them to the trustee of the employer plan, subject to our right to defer payout of amounts held in the guaranteed interest option, less any applicable charges and fees and outstanding loan balances.


IRS DISQUALIFICATION

If your plan is found not to qualify under the Code, we can terminate your participation under RIA. In this event, we will withdraw the employer plan balances from the investment options, less applicable charges and fees and any outstanding loan balances, and pay the amounts to the trustees of the plan.


ABOUT THE SEPARATE ACCOUNTS

Each Fund is one, or part of one, of our separate accounts. We established the separate accounts under provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our Funds for owners of our variable annuity contracts, including our group annuity contracts. The results of each separate account's operations are accounted for without regard to AXA Equitable's, or any other separate account's, operating results. We are the legal owner of all of the assets in the separate accounts and may withdraw any amounts we have in the separate accounts that exceed our reserves and other liabilities under variable annuity contracts. The amount of some of our obligations under the contracts is based on the assets in the separate accounts. However, the obligations themselves are obligations of AXA Equitable. We reserve the right to take certain actions in connection with our operations and the operations of the Funds as permitted by applicable law. If necessary, we will seek approval by participants in RIA.

We established the AllianceBernstein Bond Fund in 1981, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds in 1969, and AllianceBernstein Balanced Fund in 1979. We established Separate Account No. 66, which holds the other Funds offered under the contract, in 1997. AXA Equitable is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

Because of exclusionary provisions, none of the Funds is subject to regulation under the Investment Company Act of 1940, as amended ("1940 Act"). The Trusts' shares are purchased by Separate Account No. 66.


ABOUT THE TRUSTS

AXA Premier VIP Trust and EQ Advisors Trust are registered under the Investment Company Act of 1940. They are classified as "open-end management investment companies," more commonly called mutual funds. Each Trust issues different shares relating to each portfolio. AXA Equitable serves as the investment manager of the Trusts. As such, AXA Equitable oversees the activities of the investment advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those advisers.

The Trusts do not impose sales charges or "loads" for buying and selling their shares. All dividends and other distributions on Trust shares are reinvested in full. The Board of Trustees of each Trust may establish additional portfolios or eliminate existing portfolios at any time. More detailed information about each Trust, its portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 Plan relating to class 1B/B shares and other aspects of its operations, appears in the prospectuses for each Trust, which accompany this prospectus, or in their respective SAIs which are available upon request.


ABOUT THE GENERAL ACCOUNT


Our general obligations and any guaranteed benefits under the contract, including those that apply to the guaranteed interest options, are supported by AXA Equitable's general account and are subject to AXA Equitable's claims paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to the insurer's


39 More information
general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about AXA Equitable's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the Funds.

The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the contracts in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940.


We have been advised that the staff of the SEC has not reviewed the portions of this prospectus that relate to the general account. The disclosure, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.


WHEN WE PAY PROCEEDS

Ordinarily we will apply proceeds to an annuity and make payments or withdrawals out of the investment options promptly after the date of the transaction. However, we can defer payments, apply proceeds to an annuity and process withdrawals from the Funds for any period during which:

(1) the New York Stock Exchange is closed or restricts trading,

(2) the SEC determines that an emergency exists as a result of which sales of securities or determination of fair value of a variable investment option's assets is not reasonably practicable, or

(3) the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.

We may also defer withdrawals from the plan in installments in order to protect the interests of the other contract holder in a Fund.


WHEN TRANSACTION REQUESTS ARE EFFECTIVE

Transaction requests may be made by the authorized person for the employer plan as shown on our records, in written or facsimile form acceptable to us and signed by the employer. All requests will be effective on the business day we receive a properly completed and signed written or facsimile request for a financial transaction at the RIA service office. Transaction requests received after the end of a business day will be processed the next business day.

We will honor your properly completed transaction requests received via facsimile only if we receive a properly completed transaction form. The request form must be signed by an individual who the plan trustees have previously authorized in writing. We are not responsible for determining the accuracy of a transmission and are not liable for any consequences, including but not limited to, investment losses and lost investment gains, resulting from a faulty or incomplete transmission. If your request form is not properly completed, we will contact you within 24 hours of our receipt of your facsimile.

We will use our best efforts to acknowledge receipt of a facsimile transmission, but our failure to acknowledge or a failure in your receipt of such acknowledgment will not invalidate your transaction request. If you do not receive acknowledgment of your facsimile within 24 hours, contact the RIA service office at the toll free 800 number.


VOTING RIGHTS

No voting rights apply to any of the separate accounts or to the guaranteed interest option. We do, however, have the right to vote shares of the Trusts held by the Funds.

If a Trust holds a meeting of shareholders, we will vote shares of the portfolios of the Trusts allocated to the corresponding Funds in accordance with instructions received from employers, participants or trustees, as the case may be. Shares will be voted in proportion to the voter's interest in the Funds holding the shares as of the record date for the shareholders meeting. We will vote the shares for which no instructions have been received in the same proportion as we vote shares for which we have received instructions. Employers, participants or trustees will receive: (1) periodic reports relating to each Trust and (2) proxy materials, together with a voting instruction form, in connection with shareholder meetings.

The Trusts sell their shares to AXA Equitable separate accounts in connection with AXA Equitable's variable annuity and/or life insurance products, and to separate accounts of insurance companies, both affiliated and unaffiliated with AXA Equitable. AXA Premier VIP Trust and EQ Advisors Trust also sell their shares to the trustee of a qualified plan for AXA Equitable. We currently do not foresee any disadvantages to our contractowners arising out of these arrangements. However, the Board of Trustees or Directors of each Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our contractowners, we will see to it that appropriate action is taken to do so.


ABOUT LEGAL PROCEEDINGS

AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a contract owner's interest in the separate accounts, nor would any of these proceedings be likely to have a material adverse effect upon the separate accounts, our ability to meet our obligations under RIA, or the distribution of group annuity contract interests under RIA.


FINANCIAL STATEMENTS

The financial statements of Separate Accounts 3, 4, 10, 13, and 66, as well as the consolidated financial statements of AXA Equitable, are in the SAI. The financial statements of AXA Equitable have relevance to the contracts only to the extent that they bear upon the ability of AXA Equitable to meet its obligations under the contracts. The SAI is available free of charge. You may request one by writing to our processing office or calling 1-800-967-4560.

                                                             More information 40

ABOUT THE TRUSTEE

As trustee, JPMorgan Chase Bank serves as a party to the group annuity contracts. It has no responsibility for the administration of RIA or for any distributions or duties under the group annuity contracts.


REPORTS WE PROVIDE AND AVAILABLE INFORMATION

We send the employer a report each quarter that shows transactions in the investment options during the quarter for the employer plan, the number of units in the Funds credited to the employer plan, the unit values and the balances in all of the investment options as of the end of the quarter. The employer automatically receives a confirmation notice following the processing of a financial investment option transaction.

The employer will also receive an annual report and a semiannual report containing financial statements of the Funds and a list of the Funds' or Trust's portfolio securities. As permitted by the SEC's rules, we omitted certain portions of the registration statement filed with the SEC from this prospectus and the SAI. You may obtain the omitted information by: (1) requesting a copy of the registration statement from the SEC's principal office in Washington, D.C., and paying prescribed fees, or (2) by accessing the EDGAR Database at the SEC's Web site at www.sec.gov.


ACCEPTANCE AND RESPONSIBILITIES

The employer or plan sponsor, as the case may be, was solely responsible for determining whether RIA is a suitable funding vehicle and entered into a participation or installation agreement with us.

Our duties and responsibilities are limited to those described in this prospectus. Except as explicitly set forth in the PRS program, we do not provide administrative services in connection with an employer plan. In addition, no financial professional or firm operated by a financial professional is authorized to solicit or agree to perform plan administrative services in his capacity as a financial professional. If an employer or trustee engages a financial professional to provide administrative support services to an employer plan, the employer or trustee engages that financial professional as its representative rather than AXA Equitable's. WE ARE NOT LIABLE TO ANY EMPLOYER, TRUSTEE OR EMPLOYER PLAN FOR ANY DAMAGES ARISING FROM OR IN CONNECTION WITH ANY PLAN ADMINISTRATION SERVICES PERFORMED OR AGREED TO BE PERFORMED BY A FINANCIAL PROFESSIONAL.


ABOUT REGISTERED UNITS

This prospectus relates to our offering of units of interest in the Funds that are registered under the 1933 Act. Financial data and other information contained in this prospectus may refer to such "registered units," as offered in the RIA program. We also offer units under RIA to retirement plans maintained by corporations or governmental entities (collectively, "corporate plans"). However, because of an exemption under the 1933 Act, these corporate plan units are not registered under the 1933 Act or covered by this prospectus.


ASSIGNMENT AND CREDITORS' CLAIMS

Employers and plan participants cannot assign, sell, alienate, discount or pledge as collateral for a loan or other obligation to any party the employer plan balances and rights under RIA, except to the extent allowed by law for a QDRO as that term is defined in the Code. (This reference to a loan does not apply to a loan under RIA.) Proceeds we pay under our contracts cannot be assigned or encumbered by the payee. We will pay all proceeds under our contracts free from the claims of creditors to the extent allowed by law.


DISTRIBUTION OF THE CONTRACTS

AXA Advisors, LLC ("AXA Advisors"), an affiliate of AXA Equitable and the successor to EQ Financial Consultants, Inc., is the distributor of the contracts and has responsibility for marketing and service functions of the contracts. AXA Advisors is registered with the SEC as a broker-dealer and a member of the Financial Industry Regulatory Authority Inc. ("FINRA") The principal business address of AXA Advisors is 1290 Avenue of the Americas, New York, New York 10104. AXA Advisors also acts as distributor for other AXA Equitable annuity products.

As of July 9, 2003 the RIA contract is no longer offered as a funding vehicle to new employer plans; however, we continue to support existing RIA contracts, and new participants may continue to be enrolled under existing RIA plans.

The contracts are serviced by financial professionals who are registered representatives of AXA Advisors and its affiliates, who are also licensed insurance agents of AXA Equitable. The offering of units of interest under the contracts is intended to be continuous.

AXA Equitable pays sales compensation to AXA Advisors. In general, AXA Advisors will pay all or a portion of the sales compensation it receives from AXA Equitable to individual financial representatives or selling broker-dealers. Selling broker-dealers will, in turn, pay all or a portion of the compensation they receive from AXA Advisors to individual financial representatives as commissions related to the sale of the contracts.

Sales compensation paid to AXA Advisors will generally not exceed 6.0% of the total contributions made under the contracts.

AXA Advisors may also pay certain affiliated and/or unaffiliated selling broker-dealers and other financial intermediaries additional compensation for certain services and/or in recognition of certain expenses that may be incurred by them or on their behalf (commonly referred to as "marketing allowances"). Services for which such payments are made may include, but are not limited to, the preferred placement of AXA Equitable and/or its products on a company and/or product list; sales personnel training; due diligence and related costs; marketing and related services; conferences; and/or other support services, including some that may benefit the contract owner. Payments may be based on the amount of assets or purchase payments attributable to contracts sold through a broker-dealer or may be a fixed amount. AXA Advisors may also make fixed payments to broker-dealers in connection with the initiation of a new relationship or the introduction of a new product. These payments may serve as an incentive for selling broker-dealers to promote the sale of particular products. Additionally, as an incentive for financial professionals of selling broker-dealers to promote the sale of AXA Equitable products, AXA Advisors may increase the sales compensation paid to the selling broker-dealer for a period of time (commonly referred to as "compensation enhancements"). Marketing allowances are made out of AXA Advisors' assets.

41 More information

Not all selling broker-dealers receive these kinds of payments. For more information about any such arrangements, ask your financial professional.

AXA Advisors receives 12b-1 fees from certain portfolios for providing certain distribution and/or shareholder support services. AXA Advisors or its affiliates may also receive payments from the advisers of the portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the policies and/or the advisers' respective portfolios.

In an effort to promote the sale of our products, AXA Advisors may provide its financial professionals and managerial personnel with a higher percentage of sales commissions and/or compensation for the sale of an affiliated variable product than it would the sale of an unaffiliated product. Such practice is known as providing "differential compensation." In addition, managerial personnel may receive expense reimbursements, marketing allowances and commission-based payments known as "overrides." AXA Advisors may provide other forms of compensation to its financial professionals, including health and retirement benefits. For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of our affiliated products.

These payments and differential compensation (together, the "payments") can vary in amount based on the applicable product and/or entity or individual involved. As with any incentive, such payments may cause the financial professional to show preference in recommending the purchase or sale of AXA Equitable products. However, under applicable rules of the FINRA, AXA Advisors may only recommend to you products that they reasonably believe are suitable for you based on facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of AXA Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation between products in the same category.

In addition, AXA Advisors may offer sales incentive programs to financial professionals who meet specified production levels for the sale of both affiliated and unaffiliated products which provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid educational seminars and merchandise.

Although AXA Equitable takes all of its costs into account in establishing the level of fees and expenses in its products, any compensation paid will not result in any separate charge to you under your contract. All payments made will be in compliance with all applicable FINRA rules and other laws and regulations.


COMMISSIONS AND SERVICE FEES WE PAY

Financial professionals who assisted in establishing employer plans in RIA and who are providing necessary services (not including recordkeeping services) are entitled to receive commissions and service fees from us as stated above. Such commissions and fees are not in addition to the fees and charges we describe in "Charges and expenses" earlier in this prospectus. Any service fees we pay to financial professionals are contingent upon their providing service satisfactory to us. While the charges and expenses that we receive from a RIA employer plan initially may be less than the commissions and service fees we pay to financial professionals, we expect that over time those charges and expenses we collect will be adequate to cover all of our expenses.

CERTAIN RETIREMENT PLANS THAT USE RIA MAY ALLOW EMPLOYER PLAN ASSETS TO BE USED IN PART TO BUY LIFE INSURANCE POLICIES RATHER THAN APPLYING ALL OF THE CONTRIBUTIONS TO RIA. Financial professionals will receive commissions on any such AXA Equitable insurance policies at standard rates. These commissions are subject to regulation by state law and are at rates higher than those applicable to commissions payable for placing an employer plan under RIA.

                                                             More information 42

Appendix I: Condensed financial information

--------------------------------------------------------------------------------

These selected per unit data and ratios for the years ended December 31, 2000 through 2009 have been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The financial statements of each of the Funds as well as the consolidated financial statements of AXA Equitable are contained in the SAI. Information is provided for the period that each Fund has been available under RIA, but not longer than ten years.



SEPARATE ACCOUNT NO. 13 -- POOLED (ALLIANCEBERNSTEIN BOND FUND) OF AXA EQUITABLE LIFE INSURANCE COMPANY


INCOME, EXPENSES AND CAPITAL CHANGES PER REGISTERED UNIT OUTSTANDING DURING THE
         PERIOD INDICATED AND OTHER SUPPLEMENTARY DATA (NOTES E AND F)


------------------------------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------
                               2009        2008     2007       2006       2005       2004       2003       2002     2001       2000
------------------------------------------------------------------------------------------------------------------------------------
Income                       $  4.18     $ 4.47   $ 4.37     $ 3.99     $ 3.27     $ 2.98     $ 2.64     $ 2.99   $ 3.88     $ 3.77
Expenses (Note B)              (0.48)     (0.46)   (0.43)     (0.40)     (0.40)     (0.39)     (0.39)     (0.36)   (0.34)     (0.29)
------------------------------------------------------------------------------------------------------------------------------------
Net investment income           3.70       4.01     3.94       3.59       2.87       2.59       2.25       2.63     3.54       3.48
Net realized and unrealized
  gain (loss) on invest-
  ments (Note C)                6.38      (1.43)    1.03      (0.71)     (2.05)    ( 0.41)      1.04       1.43     2.16       2.47
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
  unit value                   10.08       2.58     4.97       2.88       0.82       2.18       3.29       4.06     5.70       5.95
AllianceBernstein Bond Fund
  unit value (Note A):
Beginning of Period            90.63      88.05    83.08      80.20      79.38      77.20      73.91      69.85    64.15      58.20
------------------------------------------------------------------------------------------------------------------------------------
End of Period                $100.71     $90.63   $88.05     $83.08     $80.20     $79.38     $77.20     $73.91   $69.85     $64.15
====================================================================================================================================
Ratio of expenses to average
  net assets (Note B)           0.50%      0.50%    0.50%      0.50%      0.50%      0.50%      0.50%      0.50%    0.50%      0.50%
Ratio of net investment
  income to average net
  assets                        4.44%      4.43%    4.58%      4.43%      3.60%      3.32%      2.97%      3.75%    5.28%      5.81%
Number of units outstanding
  at end of period                 0          0        0          0          0          0          0          0        0          0
Portfolio turnover rate
  (Note D)                        83%        71%     136%       219%       260%       302%       427%       458%     212%       337%
====================================================================================================================================


See Notes following tables.

I-1 Appendix I: Condensed financial information

SEPARATE ACCOUNT NO. 10 -- POOLED (ALLIANCEBERNSTEIN BALANCED FUND) OF AXA EQUITABLE LIFE INSURANCE COMPANY


INCOME, EXPENSES AND CAPITAL CHANGES PER REGISTERED UNIT OUTSTANDING DURING THE
            PERIODS INDICATED AND OTHER SUPPLEMENTARY DATA (NOTE E)


------------------------------------------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------
                                2009     2008      2007        2006     2005       2004       2003       2002     2001       2000
------------------------------------------------------------------------------------------------------------------------------------
Income                        $  5.86  $  7.87   $  7.46     $  6.02  $  4.71    $  3.73    $  3.38    $  4.23   $  5.32   $  5.89
Expenses (Note B)               (0.83)   (0.96)    (1.10)      (0.99)   (0.92)     (0.85)     (0.76)     (0.73)    (0.79)    (0.84)
------------------------------------------------------------------------------------------------------------------------------------
Net investment income            5.03     6.91      6.36        5.03     3.79       2.88       2.62       3.50      4.53      5.05
Net realized and unrealized
  gain (loss) on invest-
  ments (Note C)                32.44   (72.82)     4.32       14.65     7.76      11.51      21.84     (16.02)   (11.65)    (8.98)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
  unit value                    37.47   (65.91)    10.68       19.68    11.55      14.39      24.46     (12.52)    (7.12)    (3.93)
AllianceBernstein Balanced
  Fund unit value (Note A):
Beginning of Period            156.09   222.00    211.32      191.64   180.09     165.70     141.24     153.76    160.88    164.81
------------------------------------------------------------------------------------------------------------------------------------
End of Period                 $193.56  $156.09   $222.00     $211.32  $191.64   $ 180.09    $165.70    $141.24   $153.76   $160.88
====================================================================================================================================
Ratio of expenses to average
  net assets (Note B)            0.50%    0.50%     0.50%       0.50%    0.50%      0.50%      0.50%      0.50%     0.50%     0.50%
Ratio of net investment
  income to average net
  assets                         3.00%    3.52%     2.90%       2.53%    2.07%      2.19%      1.74%      2.39%     2.93%     3.06%
Number of units outstanding
  at end of period              2,661    3,500     4,677       5,618    6,805      7,241      7,314      8,071     6,834     9,759
Portfolio turnover rate
  (Note D)                         95%      61%      105%        146%     211%       283%       339%       288%      168%      145%
====================================================================================================================================


See Notes following tables.

                                Appendix I: Condensed financial information  I-2

SEPARATE ACCOUNT NO. 4 -- POOLED (ALLIANCEBERNSTEIN COMMON STOCK FUND) OF AXA EQUITABLE LIFE INSURANCE COMPANY


INCOME, EXPENSES AND CAPITAL CHANGES PER REGISTERED UNIT OUTSTANDING DURING THE
            PERIODS INDICATED AND OTHER SUPPLEMENTARY DATA (NOTE E)


------------------------------------------------------------------------------------------------------------------------------------
                                                       YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------
                                 2009        2008     2007     2006     2005       2004       2003       2002       2001      2000
------------------------------------------------------------------------------------------------------------------------------------
Income                         $  9.85    $  5.33  $  5.67   $  5.26  $  3.28   $  2.89    $  2.37    $  2.07    $  3.00   $  3.61
Expenses (Note B)                (2.90)     (3.48)   (4.18)    (3.74)   (3.56)    (3.19)     (2.55)     (2.58)     (3.29)    (4.02)
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)      6.95       1.85     1.49      1.52    (0.28)    (0.30)     (0.18)     (0.51)     (0.29)    (0.41)
Net realized and unrealized
  gain (loss) on invest-
  ments (Note C)                187.58    (371.47)  102.98     (6.08)   84.97     93.14     159.26    (167.15)   (137.35)  (149.19)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
  unit value                    194.53    (369.62)  104.47     (4.56)   84.69     92.84     159.08    (167.66)   (137.64)  (149.60)
AllianceBernstein Common
  Stock Fund unit value
  (Note A):
Beginning of Period             510.72     880.34   775.87    780.43   695.74    602.90     443.82     611.48     749.12    898.72
------------------------------------------------------------------------------------------------------------------------------------
End of Period                  $705.25    $510.72  $880.34   $775.87  $780.43   $695.74    $602.90    $443.82    $611.48   $749.12
====================================================================================================================================
Ratio of expenses to average
  net assets (Note B)             0.50%      0.50%    0.50%     0.50%    0.50%     0.50%      0.50%      0.50%      0.50%     0.50%
Ratio of net investment
  income (loss) to average
  net assets                      1.20%      0.26%    0.18%     0.20%   (0.04)%   (0.05)%    (0.03)%    (0.10)%    (0.04)%   (0.05)%
Number of units outstanding
  at end of period               1,449      1,543    1,664     2,058    2,499     2,912      3,370      4,305      5,420     7,195
Portfolio turnover rate
  (Note D)                         119%       106%      60%       55%      49%       60%        51%        39%       132%       48%
====================================================================================================================================


See Notes following tables.

I-3 Appendix I: Condensed financial information

SEPARATE ACCOUNT NO. 3 -- POOLED (ALLIANCEBERNSTEIN MID CAP GROWTH FUND) OF AXA EQUITABLE LIFE INSURANCE COMPANY


INCOME, EXPENSES AND CAPITAL CHANGES PER REGISTERED UNIT OUTSTANDING DURING THE
            PERIODS INDICATED AND OTHER SUPPLEMENTARY DATA (NOTE E)


------------------------------------------------------------------------------------------------------------------------------------
                                                       YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------
                                2009     2008       2007       2006      2005      2004      2003       2002      2001       2000
------------------------------------------------------------------------------------------------------------------------------------
Income                        $  1.11  $   0.47   $   0.61   $   1.06   $  0.26   $  0.29   $  0.42    $  0.36   $  0.80    $ 1.70
Expenses (Note B)               (0.95)    (1.18)     (1.43)     (1.31)    (1.17)    (1.08)    (0.78)     (0.69)    (0.89)    (1.15)
Net investment income (loss)     0.16     (0.71)     (0.82)     (0.25)    (0.91)    (0.79)    (0.36)     (0.33)    (0.09)    0.55
Net realized and unrealized
  gain (loss) on invest-
  ments (Note C)                78.30   (134.09)     33.82       4.47     18.33     41.07     82.82     (49.92)   (36.98)   (31.20)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
  unit value                    78.46   (134.80)     33.00       4.22     17.42     40.28     82.46     (50.25)   (37.07)   (30.65)
AllianceBernstein Mid Cap
  Growth Fund unit value
  (Note A):
Beginning of Period            163.02    297.82     264.82     260.60    243.18    202.90    120.44     170.69    207.76   238.41
------------------------------------------------------------------------------------------------------------------------------------
End of Period                 $241.48   $163.02    $297.82    $264.82   $260.60   $243.18   $202.90    $120.44   $170.69   $207.76
====================================================================================================================================
Ratio of expenses to average
  net assets (Note B)            0.50%     0.50%      0.50%      0.50%     0.50%     0.50%     0.50%      0.50%     0.50%     0.50%
Ratio of net investment
  income (loss) to average
  net assets                     0.09%    (0.29)%    (0.29)%    (0.09)%   (0.39)%   (0.37)%   (0.23)%    (0.24)%   (0.05)%    0.24%
Number of units outstanding
  at end of period              1,954     2,130      2,370      3,016     3,819     4,086     4,858      4,909     5,338     7,276
Portfolio turnover rate
  (Note D)                        221%      129%       111%       120%      102%      134%      113%       161%      200%      136%
====================================================================================================================================


See Notes following tables.

                                 Appendix I: Condensed financial information I-4

Notes:

A. The values for a registered AllianceBernstein Bond Fund, AllianceBernstein Balanced Fund, AllianceBernstein Common Stock Fund and AllianceBernstein Mid Cap Growth Fund unit on May 1, 1992, January 23, 1985, April 8, 1985 and July 7, 1986, the first date on which payments were allocated to purchase registered units in each Fund, were $36.35, $28.07, $84.15 and $44.82, respectively.

B. Certain expenses under RIA are borne directly by employer plans participating in RIA. Accordingly, those charges and fees discussed in "Charges and expenses" earlier in this prospectus, are not included above and did not affect the Fund unit values. Those charges and fees are recovered by AXA Equitable through an appropriate reduction in the number of units credited to each employer plan participating in the Fund unless the charges and fees are billed directly to and paid by the employer. The dollar amount recovered is included under the caption "For Contributions and Withdrawals" as administrative fees and asset management fees in the Statement of Changes in Net Assets for each Fund, which appear in the Financial Statements in the SAI.


   As of June 1, 1994, the annual investment management and financial accounting fee is deducted from the assets of the AllianceBernstein Bond, AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds and is reflected in the computation of their unit values. If all charges and fees had been made directly against employer plan assets in the Funds and had been reflected in the computation of Fund unit value, RIA registered unit expenses would have amounted to $1.57, $2.67, $9.21 and $2.91 for the year ended December 31, 2009 on a per unit basis for the AllianceBernstein Bond, AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds, respectively. For the same reporting periods, the ratio of expenses to average net assets attributable to registered units would have been (on an annualized basis), 1.67%, 1.59%, 1.59% and 1.54% for the AllianceBernstein Bond, AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds, respectively. (See Note F.)


C. See Note 2 to Financial Statements of Separate Account Nos. 13 (Pooled), 10 (Pooled), 4 (Pooled), 3 (Pooled) and 66 (Pooled) which appear in the SAI.

D. The portfolio turnover rate excludes all short-term U.S. Government securities and all other securities whose maturities at the time of acquisition were one year or less. The rate stated is the annual turnover rate for the entire Separate Account Nos. 13 -- Pooled, 10 -- Pooled, 4 -- Pooled and 3 -- Pooled.

E. Income, expenses, gains and losses shown above pertain only to employer plans' accumulations attributable to RIA registered units. Other plans and trusts also participate in Separate Account Nos. 13 -- Pooled, 10 -- Pooled, 4 -- Pooled and 3 -- Pooled and may have operating results and other supplementary data different from those shown above.

F. Because contractholders withdrew their participating interest in Separate Account No. 13 during March of 2000, the per unit data and ratios shown are hypothetical for these registered units. However, the per unit data and ratios developed are based upon actual values for non-registered units of Separate Account No. 13, which carry fees and expenses identical to those imposed upon registered units of the Separate Account.

I-5 Appendix I: Condensed financial information

SEPARATE ACCOUNT NO. 66 (POOLED) UNIT VALUES AND NUMBER OF REGISTERED UNITS OUTSTANDING


------------------------------------------------------------------------------------------------------------------------------------
                                                   EQ/ALLIANCE
                                   EQ/ALLIANCE     BERNSTEIN     EQ/BLACKROCK    EQ/BLACKROCK     EQ/CALVERT     EQ/CAPITAL
                                   BERNSTEIN       SMALL CAP     BASIC VALUE    INTERNATIONAL     SOCIALLY       GUARDIAN
                                 INTERNATIONAL      GROWTH          EQUITY          VALUE        RESPONSIBLE      GROWTH
------------------------------------------------------------------------------------------------------------------------------------
Unit value as of:
December 31, 2000                   $130.25         $159.12        $142.86         $119.37         $103.48        $99.31
------------------------------------------------------------------------------------------------------------------------------------
Number of units outstanding at
December 31, 2000                     1,522           1,166            110             125              --           400
------------------------------------------------------------------------------------------------------------------------------------
Unit value as of:
December 31, 2001                   $100.42         $138.34        $150.76         $ 93.68         $ 88.27        $75.02
------------------------------------------------------------------------------------------------------------------------------------
Number of units outstanding at
December 31, 2001                     1,519             475          1,078             459              --           448
------------------------------------------------------------------------------------------------------------------------------------
Unit value as of:
December 31, 2002                   $ 90.42         $ 96.68        $125.65         $ 78.10         $ 64.92        $55.26
------------------------------------------------------------------------------------------------------------------------------------
Number of units outstanding at
December 31, 2002                     3,854             593            228             605              --           389
------------------------------------------------------------------------------------------------------------------------------------
Unit value as of:
December 31, 2003                   $122.39         $136.53        $164.81         $ 99.99         $ 83.07        $68.49
------------------------------------------------------------------------------------------------------------------------------------
Number of units outstanding at
December 31, 2003                     4,074             365            192             430              --           498
------------------------------------------------------------------------------------------------------------------------------------
Unit value as of:
December 31, 2004                   $144.93         $155.93        $182.26         $121.64         $ 86.05        $72.29
------------------------------------------------------------------------------------------------------------------------------------
Number of units outstanding at
December 31, 2004                     3,017             373            122             129              --           492
------------------------------------------------------------------------------------------------------------------------------------
Unit value as of:
December 31, 2005                   $167.42         $174.22        $187.64         $134.82         $ 93.56        $75.98
------------------------------------------------------------------------------------------------------------------------------------
Number of units outstanding at
December 31, 2005                     2,750              99            336             473              --           487
------------------------------------------------------------------------------------------------------------------------------------
Unit value as of:
December 31, 2006                   $207.19         $190.26        $226.87         $169.44         $ 98.46        $81.60
------------------------------------------------------------------------------------------------------------------------------------
Number of units outstanding at
December 31, 2006                     2,372              61             --              72              --           224
------------------------------------------------------------------------------------------------------------------------------------
Unit value as of:
December 31, 2007                   $231.96         $222.47        $229.55         $186.71         $110.41        $86.07
------------------------------------------------------------------------------------------------------------------------------------
Number of units outstanding at
December 31, 2007                     1,578              74             --              71              --           222
------------------------------------------------------------------------------------------------------------------------------------
Unit value as of:
December 31, 2008                   $114.54         $123.37        $145.63         $106.43         $ 60.48        $51.29
------------------------------------------------------------------------------------------------------------------------------------
Number of units outstanding at
December 31, 2008                     1,116              71             --              19              --            --
------------------------------------------------------------------------------------------------------------------------------------
Unit value as of
December 31, 2009                   $145.86         $167.72        $189.73         $138.63         $ 79.16        $68.44
------------------------------------------------------------------------------------------------------------------------------------
Number of units outstanding at
December 31, 2009                     1,136              96             --              18               6            --
------------------------------------------------------------------------------------------------------------------------------------



                                 Appendix I: Condensed financial information I-6

SEPARATE ACCOUNT NO. 66 (POOLED) UNIT VALUES AND NUMBER OF REGISTERED UNITS OUTSTANDING (CONTINUED)



------------------------------------------------------------------------------------------------------------------------------------
                                EQ/CAPITAL  EQ/EQUITY                                  EQ/GLOBAL   EQ/INTERMEDIATE
                                 GUARDIAN      500        EQ/EQUITY   EQ/EVERGREEN   MULTI-SECTOR    GOVERNMENT     EQ/INTERNATIONAL
                                 RESEARCH     INDEX     GROWTH PLUS      OMEGA          EQUITY       BOND INDEX        CORE PLUS
------------------------------------------------------------------------------------------------------------------------------------
Unit value as of:
December 31, 2000                $111.58     $313.02           --       $ 93.36         $130.53       $146.61           $104.06
------------------------------------------------------------------------------------------------------------------------------------
Number of units outstanding at
December 31, 2000                     --       5,112           --             1             190            --                 1
------------------------------------------------------------------------------------------------------------------------------------
Unit value as of:
December 31, 2001                $109.33     $275.50      $106.25       $ 77.48         $123.81       $158.49           $ 82.32
------------------------------------------------------------------------------------------------------------------------------------
Number of units outstanding at
December 31, 2001                    263       3,528           --            16             209            --               301
------------------------------------------------------------------------------------------------------------------------------------
Unit value as of:
December 31, 2002                $ 82.36     $214.26      $ 93.97       $ 58.87         $116.49       $172.44           $ 69.94
------------------------------------------------------------------------------------------------------------------------------------
Number of units outstanding at
December 31, 2002                    445       2,322           --            59             158            --               296
------------------------------------------------------------------------------------------------------------------------------------
Unit value as of:
December 31, 2003                $108.30     $274.41      $123.22       $ 81.36         $181.64       $176.49           $ 92.75
------------------------------------------------------------------------------------------------------------------------------------
Number of units outstanding at
December 31, 2003                    320       1,595           --            80              66            --               293
------------------------------------------------------------------------------------------------------------------------------------
Unit value as of:
December 31, 2004                $120.11     $303.09      $136.17       $487.09         $224.66       $180.27           $105.37
------------------------------------------------------------------------------------------------------------------------------------
Number of units outstanding at
December 31, 2004                    178       1,365           --           100              63            --                --
------------------------------------------------------------------------------------------------------------------------------------
Unit value as of:
December 31, 2005                $127.38     $317.06      $150.75       $ 90.54         $298.30       $182.87           $123.42
------------------------------------------------------------------------------------------------------------------------------------
Number of units outstanding at
December 31, 2005                    192       1,333           --            --              86            --                --
------------------------------------------------------------------------------------------------------------------------------------
Unit value as of:
December 31, 2006                $142.74     $365.64      $164.80       $ 95.85         $408.83       $188.96           $147.17
------------------------------------------------------------------------------------------------------------------------------------
Number of units outstanding at
December 31, 2006                     --       1,190           --            --              --            --                --
------------------------------------------------------------------------------------------------------------------------------------
Unit value as of:
December 31, 2007                $145.10     $384.52      $187.95       $106.71         $580.61       $202.34           $169.57
------------------------------------------------------------------------------------------------------------------------------------
Number of units outstanding at
December 31, 2007                     --         726           --            --              --            --                --
------------------------------------------------------------------------------------------------------------------------------------
Unit value as of:
December 31, 2008                $ 87.55     $241.50      $112.22       $ 77.26         $247.64       $210.03           $ 93.51
------------------------------------------------------------------------------------------------------------------------------------
Number of units outstanding at
December 31, 2008                     --         563           --            --              --            --                --
------------------------------------------------------------------------------------------------------------------------------------
Unit value as of
December 31, 2009                $115.09     $304.57      $143.43       $108.39         $371.61       $205.66           $126.55
------------------------------------------------------------------------------------------------------------------------------------
Number of units outstanding at
December 31, 2009                     --         481           --            --              --            --                --
------------------------------------------------------------------------------------------------------------------------------------


I-7 Appendix I: Condensed financial information

SEPARATE ACCOUNT NO. 66 (POOLED) UNIT VALUES AND NUMBER OF REGISTERED UNITS OUTSTANDING (CONTINUED)


------------------------------------------------------------------------------------------------------------------------------------
                                   EQ/JPMORGAN                    EQ/LARGE CAP
                                     VALUE        EQ/LARGE CAP      GROWTH      EQ/LARGE CAP    EQ/LARGE CAP   EQ/MIDCAP   EQ/MIDCAP
                                 OPPORTUNITIES     CORE PLUS         INDEX      GROWTH PLUS      VALUE PLUS      INDEX    VALUE PLUS
------------------------------------------------------------------------------------------------------------------------------------
Unit value as of:
December 31, 2000                    $119.84        $103.62         $92.79        $173.64         $ 97.35        $100.42     $112.45
------------------------------------------------------------------------------------------------------------------------------------
Number of units outstanding at
December 31, 2000                        475            478          1,017          3,680              --             --          32
------------------------------------------------------------------------------------------------------------------------------------
Unit value as of:
December 31, 2001                    $111.68        $ 87.07         $70.55        $114.52         $ 98.39        $ 86.96     $116.95
------------------------------------------------------------------------------------------------------------------------------------
Number of units outstanding at
December 31, 2001                        487            472          1,220          2,173             156            123          37
------------------------------------------------------------------------------------------------------------------------------------
Unit value as of:
December 31, 2002                    $ 90.40        $ 68.77         $48.57        $ 75.21         $ 84.97        $ 70.90     $ 99.75
------------------------------------------------------------------------------------------------------------------------------------
Number of units outstanding at
December 31, 2002                        487            466          1,226          1,328             158            496         547
------------------------------------------------------------------------------------------------------------------------------------
Unit value as of:
December 31, 2003                    $114.64        $ 83.93         $59.84        $ 97.26         $109.39        $101.82     $132.94
------------------------------------------------------------------------------------------------------------------------------------
Number of units outstanding at
December 31, 2003                        472            415            480          1,340             157             87         405
------------------------------------------------------------------------------------------------------------------------------------
Unit value as of:
December 31, 2004                    $127.11        $ 93.50         $64.86        $109.53         $124.10        $118.14     $156.66
------------------------------------------------------------------------------------------------------------------------------------
Number of units outstanding at
December 31, 2004                        468            410            622          1,478             109             --         419
------------------------------------------------------------------------------------------------------------------------------------
Unit value as of:
December 31, 2005                    $132.10        $100.22         $74.54        $119.42         $130.84        $125.66     $174.40
------------------------------------------------------------------------------------------------------------------------------------
Number of units outstanding at
December 31, 2005                     464.02            404            710            365             111            334         657
------------------------------------------------------------------------------------------------------------------------------------
Unit value as of:
December 31, 2006                    $159.01        $113.19         $74.14        $128.71         $158.83        $140.14     $196.16
------------------------------------------------------------------------------------------------------------------------------------
Number of units outstanding at
December 31, 2006                        412            108            796          1,469              --             --           8
------------------------------------------------------------------------------------------------------------------------------------
Unit value as of:
December 31, 2007                    $157.09        $117.59         $84.50        $148.82         $151.76        $151.40     $193.03
------------------------------------------------------------------------------------------------------------------------------------
Number of units outstanding at
December 31, 2007                        407            107            787          1,608           1,498             --           8
------------------------------------------------------------------------------------------------------------------------------------
Unit value as of:
December 31, 2008                    $ 94.61        $ 73.61         $53.85        $ 91.92         $ 86.50        $ 76.78     $116.66
------------------------------------------------------------------------------------------------------------------------------------
Number of units outstanding at
December 31, 2008                         40             --            831          1,683             940             --           8
------------------------------------------------------------------------------------------------------------------------------------
Unit value as of
December 31, 2009                    $125.18        $ 93.12         $73.35        $123.96         $104.33        $104.63     $158.48
------------------------------------------------------------------------------------------------------------------------------------
Number of units outstanding at
December 31, 2009                         40             --            889          1,870             990             --           8
------------------------------------------------------------------------------------------------------------------------------------


                                 Appendix I: Condensed financial information I-8

SEPARATE ACCOUNT NO. 66 (POOLED) UNIT VALUES AND NUMBER OF REGISTERED UNITS OUTSTANDING (CONTINUED)


------------------------------------------------------------------------------------------------------------------------------------
                                                 EQ/QUALITY       EQ/T. ROWE       MULTIMANAGER       MULTIMANAGER
                                     EQ/MONEY       BOND        PRICE GROWTH      MULTI-SECTOR        SMALL CAP         MULTIMANAGER
                                     MARKET         PLUS            STOCK             BOND              VALUE           TECHNOLOGY
------------------------------------------------------------------------------------------------------------------------------------
Unit value as of:
December 31, 2000                    $141.19      $159.04              --            $144.28           $115.42                --
------------------------------------------------------------------------------------------------------------------------------------
Number of units outstanding at
December 31, 2000                        438        4,295              --                414                --                --
------------------------------------------------------------------------------------------------------------------------------------
Unit value as of:
December 31, 2001                    $146.56      $172.14              --            $145.57           $135.90                --
------------------------------------------------------------------------------------------------------------------------------------
Number of units outstanding at
December 31, 2001                        653        3,094              --                464                57                --
------------------------------------------------------------------------------------------------------------------------------------
Unit value as of:
December 31, 2002                    $148.67      $185.72              --            $141.56           $117.08                --
------------------------------------------------------------------------------------------------------------------------------------
Number of units outstanding at
December 31, 2002                      4,189        1,262              --                156               262                --
------------------------------------------------------------------------------------------------------------------------------------
Unit value as of:
December 31, 2003                    $149.82      $192.69              --            $173.86           $160.84                --
------------------------------------------------------------------------------------------------------------------------------------
Number of units outstanding at
December 31, 2003                        223        1,014              --                143                62                --
------------------------------------------------------------------------------------------------------------------------------------
Unit value as of:
December 31, 2004                    $151.28      $200.31              --            $189.31           $188.35           $109.49
------------------------------------------------------------------------------------------------------------------------------------
Number of units outstanding at
December 31, 2004                        141        1,176              --                158                 7               367
------------------------------------------------------------------------------------------------------------------------------------
Unit value as of:
December 31, 2005                    $155.57      $204.72              --            $195.49           $197.17           $121.82
------------------------------------------------------------------------------------------------------------------------------------
Number of units outstanding at
December 31, 2005                        140        1,319              --                 22               211               437
------------------------------------------------------------------------------------------------------------------------------------
Unit value as of:
December 31, 2006                    $162.84      $212.99              --            $215.33           $228.94           $130.71
------------------------------------------------------------------------------------------------------------------------------------
Number of units outstanding at
December 31, 2006                      2,598          334              --                 14                 6               486
------------------------------------------------------------------------------------------------------------------------------------
Unit value as of:
December 31, 2007                    $170.86      $223.10          $10.04            $222.53           $206.41           $154.53
------------------------------------------------------------------------------------------------------------------------------------
Number of units outstanding at
December 31, 2007                      2,215          330             136                 14                 6               586
------------------------------------------------------------------------------------------------------------------------------------
Unit value as of:
December 31, 2008                    $174.81      $208.88          $ 5.81            $170.57           $128.25           $ 81.78
------------------------------------------------------------------------------------------------------------------------------------
Number of units outstanding at
December 31, 2008                        136          108             134                 14                 6               558
------------------------------------------------------------------------------------------------------------------------------------
Unit value as of
December 31, 2009                    $175.24      $221.89          $ 8.28            $187.39           $162.14           $129.57
------------------------------------------------------------------------------------------------------------------------------------
Number of units outstanding at
December 31, 2009                        135           92             133                 14                --               636
------------------------------------------------------------------------------------------------------------------------------------


I-9 Appendix I: Condensed financial information

Statement of additional information

--------------------------------------------------------------------------------
TABLE OF CONTENTS
                                                                            PAGE

Who is AXA Equitable?                                                        2
FUND INFORMATION                                                             2
General                                                                      2
Restrictions and requirements of the AllianceBernstein Bond, AllianceBernstein Balanced, AllianceBernstein Common
 Stock and AllianceBernstein Mid Cap Growth Funds                            2
Certain investments of the AllianceBernstein Bond, AllianceBernstein Mid Cap Growth and/or AllianceBernstein
 Balanced Funds                                                              2
Portfolio holdings policy for the Pooled Separate Accounts                   3
Brokerage fees and charges for securities transactions                       4
ADDITIONAL INFORMATION ABOUT RIA                                             5
Loan provisions                                                              5
Annuity benefits                                                             6
Amount of fixed-annuity payments                                             6
Ongoing operations fee                                                       6
MANAGEMENT FOR THE ALLIANCEBERNSTEIN BOND, ALLIANCEBERNSTEIN BALANCED,
 ALLIANCEBERNSTEIN COMMON STOCK AND ALLIANCEBERNSTEIN MID CAP GROWTH FUNDS
 AND AXA EQUITABLE                                                           7
Funds                                                                        7
Portfolio managers' information (AllianceBernstein Bond Fund, AllianceBernstein Balanced Fund, AllianceBernstein Common Stock
 Fund and AllianceBernstein Mid Cap Growth Fund)                             7
Investment professional conflict of interest disclosure                     12
Portfolio manager compensation                                              12
Distribution of the contracts                                               13
Custodian and independent registered public accounting firm                 13
AXA Equitable                                                               14
 Directors                                                                  14
 Directors -- Officers                                                      16
 Other Officers                                                             16
Separate Account Units of Interest Under Group Annuity Contracts            21
FINANCIAL STATEMENTS INDEX                                                  22
Financial statements                                                     FSA-1

SEND THIS REQUEST FORM TO RECEIVE A STATEMENT OF ADDITIONAL INFORMATION

To: AXA Equitable--RIA Service Office
    P.O. Box 8095
    Boston, MA 02266-8095

-----------------------------------------------------------------------------


Please send me a Retirement Investment Account(R) SAI for May 1, 2010.



--------------------------------------------------------------------------------
Name


--------------------------------------------------------------------------------
Address


--------------------------------------------------------------------------------
City            State       Zip



Client number:
--------------------------------------------------------------------








                                                                          x02880

Retirement Investment Account(R)



STATEMENT OF ADDITIONAL INFORMATION DATED
MAY 1, 2010



--------------------------------------------------------------------------------



This statement of additional information ("SAI") is not a prospectus. It should be read in conjunction with the prospectus for our Retirement Investment Account(R) ("RIA"), dated May 1, 2010 ("prospectus"), and any supplements.

Terms defined in the prospectus have the same meaning in the SAI unless the context otherwise requires.


You can obtain a copy of the prospectus, and any supplements to the prospectus, from us free of charge by writing or calling the RIA service office listed on the back of this SAI, or by contacting your financial professional. Our home office is located at 1290 Avenue of the Americas, New York, N.Y. 10104 and our telephone number is (212) 554-1234.


TABLE OF CONTENTS
Who is AXA Equitable?                                                        2
FUND INFORMATION                                                             2
General                                                                      2
Restrictions and requirements of the AllianceBernstein Bond,
     AllianceBernstein Balanced, AllianceBernstein Common
     Stock and AllianceBernstein Mid Cap Growth Funds                        2
Certain investments of the AllianceBernstein Bond,
     AllianceBernstein Mid Cap Growth and/or
     AllianceBernstein Balanced Funds                                        2
Portfolio holdings policy for the Pooled Separate Accounts                   3
Brokerage fees and charges for securities transactions                       4
ADDITIONAL INFORMATION ABOUT RIA                                             5
Loan provisions                                                              5
Annuity benefits                                                             6
Amount of fixed-annuity payments                                             6
Ongoing operations fee                                                       6
MANAGEMENT FOR THE ALLIANCEBERNSTEIN BOND,
     ALLIANCEBERNSTEIN BALANCED, ALLIANCEBERNSTEIN
     COMMON STOCK AND ALLIANCEBERNSTEIN MID CAP
     GROWTH FUNDS AND AXA EQUITABLE                                          7
Funds                                                                        7
Portfolio managers' information (AllianceBernstein Bond Fund,
     AllianceBernstein Balanced Fund, AllianceBernstein
     Common Stock Fund and AllianceBernstein Mid Cap
     Growth Fund)                                                            7
Investment professional conflict of interest disclosure                     12
Portfolio manager compensation                                              12
Distribution of the contracts                                               13
Custodian and independent registered public accounting firm                 13
AXA Equitable                                                               14
     Directors                                                              14
     Officers -- Directors                                                  16
     Other Officers                                                         16
Separate Accounts Units of Interest Under Group
     Annuity Contracts                                                      21
FINANCIAL STATEMENTS INDEX                                                  22
Financial statements                                                     FSA-1




              Copyright 2010. AXA Equitable Life Insurance Company
            1290 Avenue of the Americas, New York, New York 10104.
All rights reserved. Retirement Investment Account(R) is a registered service mark of The AXA Equitable Life Insurance Company.

SAI 4ACS (5/10)


                                                                          x02884

WHO IS AXA EQUITABLE?


AXA Equitable is a wholly-owned subsidiary of AXA Financial Services, LLC, a holding company, which is itself a wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"). Interests in AXA Financial are held by the immediate holding company, AXA America Holdings, Inc., and the following affiliated companies: Coliseum Reinsurance Company and AXA Belgium SA. AXA SA ("AXA") holds its interest in AXA America Holdings, Inc. and Coliseum Reinsurance Company, directly and indirectly, through its wholly-owned subsidiary holding company, Ouidinot Participations. AXA holds its interest in AXA Belgium SA, through its wholly-owned subsidiary holding company, AXA Holdings Belgium SA.




FUND INFORMATION


GENERAL

In our prospectus we discuss in more detail, among other things, the structure of the AllianceBernstein Bond, AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds, their investment objectives and policies, including the types of portfolio securities that they may hold and levels of investment risks that may be involved, and investment management. We also summarize certain of these matters with respect to the Investment Funds and their corresponding portfolios. See "Investment options" in the prospectus.

Here we will discuss special restrictions, requirements and transaction expenses that apply to the AllianceBernstein Bond, AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds, certain investments of the AllianceBernstein Bond Fund and determination of the value of units for all Funds, including some historical information. You can find information about the investment objectives and policies, as well as restrictions, requirements and risks pertaining to the corresponding AXA Premier VIP Trust or EQ Advisors Trust portfolio in which the Investment Funds invest in the prospectus and SAI for each Trust.


RESTRICTIONS AND REQUIREMENTS OF THE ALLIANCEBERNSTEIN BOND, ALLIANCEBERNSTEIN BALANCED, ALLIANCEBERNSTEIN COMMON STOCK AND ALLIANCEBERNSTEIN MID CAP GROWTH FUNDS


AllianceBernstein Bond Fund will no longer be available on or about July 1, 2010.


Neither the AllianceBernstein Common Stock Fund nor the AllianceBernstein Balanced Fund will make an investment in an industry if that investment would cause either Fund's holding in that industry to exceed 25% of either Fund's assets. The United States government, and its agencies and instrumentalities, are not considered members of any industry.

The AllianceBernstein Bond Fund, AllianceBernstein Balanced Fund and AllianceBernstein Common Stock Fund will not purchase or write puts or calls (options). The AllianceBernstein Mid Cap Growth Fund will not purchase or write puts (options).

The following investment restrictions apply to the AllianceBernstein Bond, AllianceBernstein Balanced, AllianceBernstein Common Stock and
AllianceBernstein Mid Cap Growth Funds. None of these Funds will:

o trade in foreign exchanges (however, the AllianceBernstein Bal anced Fund will trade in foreign exchanges, except those that fall into the MSCI Emerging Markets country definition, with respect to the Global Equity sub-portfolio);


o trade in commodities or commodity contracts (except the AllianceBernstein Balanced Fund is permitted to enter into hedging transactions through the use of currency forwards, as described in the prospectus);


o purchase real estate or mortgages, except as stated below. The Funds may buy shares of real estate investment trusts listed on stock exchanges or reported on the NASDAQ which is now a national stock market exchange;

o  make an investment in order to exercise control or management over a company;

o underwrite the securities of other companies, including purchasing securities that are restricted under the 1933 Act or rules or regulations thereunder (restricted securities cannot be sold publicly until they are registered under the 1933 Act), except as stated below;

o make short sales, except when the Fund has, by reason of owner ship of other securities, the right to obtain securities of equivalent kind and amount that will be held as long as they are in short position;

o have more than 5% of its assets invested in the securities of any one registered investment company. A Fund may not own more than 3% of a registered investment company's outstanding voting securities. The Fund's total holdings of registered investment company securities may not exceed 10% of the value of the Fund's assets;

o purchase any security on margin or borrow money except for short-term credits necessary for clearance of securities transactions;

o make loans, except loans through the purchase of debt obligations or through entry into repurchase agreements; or

o invest more than 10% of its total assets in restricted securities, real estate investments, or portfolio securities not readily marketable (The AllianceBernstein Common Stock Fund will not invest in restricted securities).


CERTAIN INVESTMENTS OF THE ALLIANCEBERNSTEIN BOND, ALLIANCEBERNSTEIN MID CAP GROWTH AND/OR ALLIANCEBERNSTEIN BALANCED FUNDS

The following are brief descriptions of certain types of investments which may be made by the AllianceBernstein Bond, AllianceBernstein Mid Cap Growth and/or AllianceBernstein Balanced Funds and certain risks and investment techniques.

MORTGAGE-RELATED SECURITIES. The AllianceBernstein Bond and AllianceBernstein Balanced Funds may invest in mortgage-related securities (including agency and non-agency fixed, ARM and hybrid pass throughs, agency and non-agency CMO's, commercial mortgage-backed securities and dollar rolls). Principal and interest payments made on mortgages in the pools are passed through to the holder of securities. Payment of principal and interest on some mortgage-related securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association, or "GNMA"), or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Corporation ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-related securities created by non-governmental issuers (such as financial institutions, and other secondary market issuers) may be supported by various forms of insurance or guarantees.

COLLATERALIZED MORTGAGE OBLIGATIONS. The AllianceBernstein Bond and AllianceBernstein Balanced Funds may invest in collateralized mortgage obligations ("CMOs"). CMOs are debt obligations that were developed specifically to reallocate the various risks inherent in mortgage-backed securities across various bond classes or tranches. They are collateralized by underlying mortgage loans or pools of mortgage-pass-through securities. They can be issued by both agency (GNMA, FHLMC or FNMA) or non-agency issuers. CMOs are not mortgage pass-through securities. Rather, they are pay-through securities, i.e. securities backed by cash flow from the underlying mortgages. CMOs are typically structured into multiple classes, with each class bearing a different stated maturity and having different payment streams. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding longer maturity classes receive principal payments only after the shorter class or classes have been retired.

ASSET-BACKED SECURITIES. The AllianceBernstein Bond and AllianceBernstein Balanced Funds may purchase asset-backed securities. The securitization techniques used to develop mortgage-backed securities are also applied to a broad range of financial assets. Through the use of trusts and special purpose vehicles, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are securitized in structures similar to the structures used in mortgage securitizations. The AllianceBernstein Balanced and the AllianceBernstein Bond Funds may invest in other asset-backed securities that may be developed in the future or as would be deemed appropriate.

NON-US DEBT. The AllianceBernstein Balanced Fund may invest in non-U.S. sovereign and corporate debt issued in U.S. Dollars.

ZERO COUPON BONDS. The AllianceBernstein Bond and AllianceBernstein Balanced Funds may invest in zero coupon bonds. Such bonds may be issued directly by agencies and instrumentalities of the U.S. Government or by private corporations. Zero coupon bonds may originate as such or may be created by stripping an outstanding bond. Zero coupon bonds do not make regular interest payments. Instead, they are sold at a deep discount from their face value. Because a zero coupon bond does not pay current income, its price can be very volatile when interest rates change.


REPURCHASE AGREEMENTS. Repurchase agreements are currently entered into with creditworthy counterparties including broker-dealers, member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Repurchase agreements are often for short periods such as one day or a week, but may be longer. Investment may be made in repurchase agreements pertaining to the marketable obligations, or marketable obligations guaranteed by the United States Government, its agencies or instrumentalities.

DEBT SECURITIES SUBJECT TO PREPAYMENT RISKS. Mortgage-related securities and certain collateralized mortgage obligations, asset-backed securities and other debt instruments in which the AllianceBernstein Balanced Fund and AllianceBernstein Bond Fund may invest are subject to prepayments prior to their stated maturity. The Fund usually is unable to accurately predict the rate at which prepayments will be made, which rate may be affected, among other things, by changes in generally prevailing market interest rates. If prepayments occur, the Fund suffers the risk that it will not be able to reinvest the proceeds at as high a rate of interest as it had previously been receiving. Also, the Fund will incur a loss to the extent that prepayments are made for an amount that is less than the value at which the security was then being carried by the Fund.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The AllianceBernstein Bond, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds may purchase and sell securities on a when-issued or delayed delivery basis. In these transactions, securities are purchased or sold by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. When a Fund engages in when-issued or delayed delivery transactions, the Fund relies on the other party to consummate the transaction. Failure to consummate the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When-issued and delayed delivery transactions are generally expected to settle within three months from the date the transactions are entered into, although the Fund may close out its position prior to the settlement date. The Fund will sell on a forward settlement basis only securities it owns or has the right to acquire.

FOREIGN CURRENCY FORWARD CONTRACTS. The AllianceBernstein Balanced Fund may enter into contracts for the purchase or sale of a specific foreign currency at a future date at a price set at the time of the contract. The Fund will enter into such forward contracts for hedging purposes only.

HEDGING TRANSACTIONS. The AllianceBernstein Balanced Fund may engage in transactions which are designed to protect against potential adverse price movements in securities owned or intended to be purchased by the Fund.

PORTFOLIO HOLDINGS POLICY FOR THE POOLED SEPARATE ACCOUNTS

It is the policy of the Pooled Separate Accounts (the "Separate Accounts") to safeguard against misuse of their portfolio holdings information and to prevent the selective disclosure of such information. Each Separate Account will publicly disclose its holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. The portfolio holdings information for the Separate Accounts including, among other things, the top ten holdings and complete portfolio holdings, is available on a monthly basis and generally can be obtained by contract holders/participants or their consultants, free of charge, 15 days after the month end by calling 1-866-642-3127. AXA Equitable has established this procedure to provide prompt portfolio holdings information so that contractholders and their consultants can perform effective oversight of plan investments.

On a case-by-case basis, AXA Equitable may approve the disclosure of non-public portfolio holdings and trading information to particular individuals or entities in appropriate circumstances. In all cases, the approval of release of non-public portfolio holdings or trading information will be conditioned on the obligation of the recipient to maintain the confidentiality of the information including an obligation not to trade on non-public information. Neither AXA Equitable nor its investment adviser, AllianceBernstein L.P., discloses non-public portfolio holdings or portfolio trade information of any Separate Account to the media.

In addition, with the approval of our investment officers, non-public portfolio holdings information may be provided as part of the legitimate business activities of each Separate Account to the following service providers and other organizations: auditors; the custodian; the accounting service provider, the administrator; the transfer agent; counsel to the Separate Accounts; regulatory authorities; pricing services; and financial printers. The entities to whom we or the investment advisor voluntarily provide holdings information, either by explicit agreement or by virtue of their respective duties to each Separate Account, are required to maintain the confidentiality of the information disclosed, including an obligation not to trade on non-public information. As of the date of this SAI, we have ongoing arrangements to provide non-public portfolio holdings information to the following service providers: JPMorgan Chase, State Street-Kansas City, PricewaterhouseCoopers LLP, Capital Printing Systems, Inc., and RR Donnelley. Each of these arrangements provides for ongoing disclosure of current portfolio holdings information so that the entity can provide services to the Separate Accounts. These service providers do not provide any compensation to AXA Equitable, the Separate Accounts or any affiliates in return for the disclosure of non-public portfolio holdings information.

Until particular portfolio holdings information has been released in regulatory filings or is otherwise available to contract holders and/or participants, and except with regard to the third parties described above, no such information may be provided to any party without the approval of our investment officers or the execution by such third party of an agreement containing appropriate confidentiality language which has been approved by our Legal Department. Our investment officers will monitor and review any potential conflicts of interest between the contract holders/participants and AXA Equitable and its affiliates that may arise from potential release of non-public portfolio holdings information. We will not release portfolio holdings information unless it is determined that the disclosure is in the best interest of its contract holders/participants and there is a legitimate business purpose for such disclosure. No compensation is received by AXA Equitable or its affiliates or any other person in connection with the disclosure of portfolio holdings information.


BROKERAGE FEES AND CHARGES FOR SECURITIES TRANSACTIONS

We discuss in the prospectus that we are the investment manager of the AllianceBernstein Bond, AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds. As the investment manager of these Funds, we invest and reinvest the assets of these Funds in a manner consistent with the policies described in the prospectus. In providing these services we currently use the personnel and facilities of our majority-owned subsidiary, AllianceBernstein L.P. ("AllianceBernstein"), for portfolio selection and transaction services, including arranging the execution of portfolio transactions. AllianceBernstein is also an adviser for certain portfolios in EQ Advisors Trust and AXA Premier VIP Trust. Information on brokerage fees and charges for securities transactions for the Trusts' portfolios is provided in the prospectus for each Trust.

The AllianceBernstein Bond, AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds are charged for securities brokers commissions, transfer taxes and other fees and expenses relating to their operation. Transactions in equity securities for a Fund are executed primarily through brokers which receive a commission paid by the Fund. Brokers are selected by AllianceBernstein. AllianceBernstein seeks to obtain the best price and execution of all orders placed for the portfolio of the Funds, considering all the circumstances. If transactions are executed in the over-the-counter market AllianceBernstein will deal with the principal market makers, unless more favorable prices or better execution is otherwise obtainable. There are occasions on which portfolio transactions for the Funds may be executed as part of concurrent authorizations to purchase or sell the same security for certain other accounts or clients advised by AllianceBernstein. Although these concurrent authorizations potentially can be either advantageous or disadvantageous to the Funds, they are effected only when it is believed that to do so is in the best interest of the Funds. When these concurrent authorizations occur, the objective is to allocate the executions among the accounts or clients in a fair manner.

Recently, the increasing number of low-cost automated order execution services have contributed to lower commission rates. These services, often referred to as "low touch" trading, take advantage of the electronic connectivity of market centers, eliminating the need for human intervention and thereby lowering the cost of execution. These services include: 1) direct market access (DMA) options, in which orders are placed directly with market centers, such as NASDAQ or Archipelago; 2) aggregators, which allow access to multiple markets simultaneously; and 3) algorithmic trading platforms, which use complex mathematical models to optimize trade routing and timing.

We try to choose only brokers which we believe will obtain the best prices and executions on securities transactions. Subject to this general requirement, we also consider the amount and quality of securities research services provided by a broker. Typical research services include general economic information and analyses and specific information on and analyses of companies, industries and markets. Factors we use in evaluating research services include the diversity of sources used by the broker and the broker's experience, analytical ability and professional stature.

The receipt of research services from brokers tends to reduce our expenses in managing the AllianceBernstein Bond, AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds. We take this into account when setting the expense charges. Brokers who provide research services may charge somewhat higher commissions than those who do not. However, we will select only brokers whose commissions we believe are reasonable in all the circumstances.

We periodically evaluate the services provided by brokers and prepare internal proposals for allocating among those various brokers business for all the accounts we manage or advise. That evaluation involves consideration of the overall capacity of the broker to execute transactions, its financial condition, its past performance and the value of research services provided by the broker in servicing the various accounts advised or managed by us. Generally, we do not tell brokers that we will try to allocate a particular amount of business to them. We do occasionally let brokers know how their performance has been evaluated.

Research information that we obtain may be used in servicing all clients or accounts under our management, including our general account. Similarly, we will not necessarily use all research provided by a broker or dealer with which the Funds transact business in connection with those Funds.

Transactions for the AllianceBernstein Bond, AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds in the over-the-counter market are normally executed as principal transactions with a dealer that is a principal market maker in the security, unless a better price or better execution can be obtained from another source. Under these circumstances, the Funds pay no commission. Similarly, portfolio transactions in money market and debt securities will normally be executed through dealers or underwriters under circumstances where the Fund pays no commission.

When making securities transactions for the AllianceBernstein Bond, AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds that do not involve paying a brokerage commission (such as the purchase of short-term debt securities), we seek to obtain prompt execution in an effective manner at the best price. Subject to this general objective, we may give orders to dealers or underwriters who provide investment research. None of the Funds will pay a higher price, however, and the fact that we may benefit from such research is not considered in setting the expense charges.

In addition to using brokers and dealers to execute portfolio securities transactions for clients or accounts we manage, we may enter into other types of business transactions with brokers or dealers. These other transactions will be unrelated to allocation of the Funds' portfolio transactions.


For the years ended December 31, 2009, 2008 and 2007, total brokerage commissions for Separate Account No. 10 -- Pooled were $18,835, $16,477 and $30,630, respectively; for Separate Account No. 4 -- Pooled were $39,453, $348,431 and $441,947, respectively; for Separate Account No. 3 -- Pooled were $47,190, $194,311 and $204,085, respectively; and for Separate Account No. 13 -- Pooled were $0, $0 and $0, respectively. For the fiscal year ended December 31, 2009, commissions of $150, $11,133 and $17,090 were paid to brokers providing research services to Separate Account No. 10 -- Pooled, Separate Account No. 4 -- Pooled and Separate Account No. 3 -- Pooled, respectively, on portfolio transactions of $68,296,196, $171,677,704 and $83,100,519, respectively.




ADDITIONAL INFORMATION ABOUT RIA


LOAN PROVISIONS

Loans to plan trustees on behalf of participants are permitted in our RIA program. It is the plan administrator's responsibility to administer the loan program.

The following are important features of the RIA loan provision:

o We will only permit loans from the guaranteed interest option. If the amount requested to be borrowed plus the loan fee and loan reserve we discuss below is more than the amount available in the guaranteed interest option for the loan transaction, the employer can move the additional amounts necessary from one or more Funds to the guaranteed interest option.

o The plan administrator determines the interest rate, the maximum term and all other terms and conditions of the loan.

o Repayment of loan principal and interest can be made only to the guaranteed interest option. The employer must identify the portion of the repayment amount which is principal and which is interest.

o Upon repayment of a loan amount, any repayment of loan princi pal and loan reserve (see below) taken from one or more Funds for loan purposes may be moved back to a Fund.

o We charge a loan fee in an amount equal to 1% of the loan prin cipal amount on the date a loan is made. The contingent withdrawal charge will be applied to any unpaid principal, as if the amount had been withdrawn on the day the principal payment was due. See "Charges and expenses" in the prospectus.

o The minimum amount of a loan for a participant is $1,000, and the maximum amount is 90% of the balances in all the investment options for a participant. An employer plan, the Code and the DOL (as described in "Tax information" in the prospectus) may impose additional conditions or restrictions on loan transactions.

o On the date a loan is made, we create a loan reserve account in the guaranteed interest option in an amount equal to 10% of the loan amount. The 10% loan reserve is intended to cover (1) the ongoing operations fee applicable to amounts borrowed, (2) the possibility of our having to deduct applicable contingent withdrawal charges (see "Charges and expenses" in the prospectus) and (3) the deduction of any other withholdings, if required. The loan amount will not earn any interest under the contracts while the loan is outstanding. The amount of the loan reserve will continue to earn interest at the guaranteed interest option rate applicable for the employer plan.

o The ongoing operations fee will apply to the sum of the invest ment option balances (including the loan reserve) plus any unpaid loan principal. If the employer plan is terminated or any amount is withdrawn, or if any withdrawal from RIA results in the reduction of the 10% loan reserve amount in the guaranteed interest option, during the time a loan is outstanding, the contingent withdrawal charge will be applied to any principal loan balances outstanding as well as to any employer plan balances (including the loan reserve) in the investment options. See "Charges and expenses" in the prospectus.


ANNUITY BENEFITS

Subject to the provisions of an employer plan, we have available under RIA the following forms of fixed annuities.

o LIFE ANNUITY: An annuity which guarantees a lifetime income to the retired employee-participant ("annuitant") and ends with the last monthly payment before the annuitant's death. There is no death benefit associated with this annuity form and it provides the highest monthly amount of any of the guaranteed life annuity forms. If this form of annuity is selected, it is possible that only one payment will be made if the annuitant dies after that payment.

o LIFE ANNUITY -- PERIOD CERTAIN: This annuity form guarantees a lifetime income to the annuitant and, if the annuitant dies during a previously selected minimum payment period, continuation of payments to a designated beneficiary for the balance of the period. The minimum period is usually 5, 10, 15 or 20 years.

o LIFE ANNUITY -- REFUND CERTAIN: This annuity form guarantees a lifetime income to the annuitant and, if the annuitant dies before the initial single premium has been recovered, payments will continue to a designated beneficiary until the single premium has been recovered. If no beneficiary survives the annuitant, the refund will be paid in one lump sum to the estate.

o PERIOD CERTAIN ANNUITY: Instead of guaranteed lifetime income, this annuity form provides for payments to the annuitant over a specified period, usually 5, 10, 15 or 20 years, with payments continuing to the designated beneficiary for the balance of the period if the annuitant dies before the period expires.

o QUALIFIED JOINT AND SURVIVOR LIFE ANNUITY: This annuity form guarantees lifetime income to the annuitant, and, after the annuitant's death, the continuation of income to the surviving spouse. Generally, unless a married annuitant elects otherwise with the written consent of his spouse, this will be the form of annuity payment. If this form of annuity is selected, it is possible that only one payment will be made if both the annuitant and the spouse die after that payment.

All of the forms outlined above (with the exception of qualified joint and survivor life annuity) are available as either Single or Joint life annuities. We offer other forms not outlined here. Your financial professional can provide details.


AMOUNT OF FIXED-ANNUITY PAYMENTS

Our forms of a fixed annuity provide monthly payments of specified amounts. Fixed-annuity payments, once begun, will not change. The size of payments will depend on the form of annuity that is chosen, our annuity rate tables in effect when the first payment is made, and, in the case of a life income annuity, on the annuitant's age. The tables in our contracts show monthly payments for each $1,000 of proceeds applied under an annuity. If our annuity rates in effect on the annuitant's retirement date would yield a larger payment, those current rates will apply instead of the tables. Our annuity rate tables are designed to determine the amounts required for the annuity benefits elected and for administrative and investment expenses and mortality and expense risks. Under our contracts we can change the annuity rate tables every five years. Such changes would not affect annuity payments being made.


ONGOING OPERATIONS FEE

We determine the ongoing operations fee based on the combined net balances of an employer plan in all the investment options (including any outstanding loan balances) at the close of business on the last business day of each month. For employer plans that adopted RIA on or before February 9, 1986, we use the rate schedule set forth below, and apply it to the employer plan balances at the close of business on the last business day of the following month. For employer plans that adopted RIA after February 9, 1986 we use the rate schedule set forth in the prospectus. See "Charges and expenses" in the prospectus.

--------------------------------------------------------------------------------
      COMBINED BALANCE                      MONTHLY
   OF INVESTMENT OPTIONS                     RATE
--------------------------------------------------------------------------------
First           $150,000                 1/12 of 1.25%
Next            $350,000                 1/12 of 1.00%
Next            $500,000                 1/12 of 0.75%
Next          $1,500,000                 1/12 of 0.50%
Over          $2,500,000                 1/12 of 0.25%
--------------------------------------------------------------------------------

MANAGEMENT FOR THE ALLIANCEBERNSTEIN BOND, ALLIANCEBERNSTEIN BALANCED, ALLIANCEBERNSTEIN COMMON STOCK AND ALLIANCEBERNSTEIN MID CAP GROWTH FUNDS AND AXA EQUITABLE


FUNDS


In the Prospectus we give information about us, the AllianceBernstein Bond, AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds and how we, together with AllianceBernstein, provide investment management for the investments and operations of these Funds. See "More information" in the prospectus. The amounts of the investment management and financial accounting fees we received from employer plans participating through registered contracts in the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds in 2009 were $2,333, $4,238 and $1,894, respectively; in 2008 were $3,957, $5,562, and $2,710, respectively; and in 2007 were $5,731, $8,277 and $4,071, respectively. The amount of such fees received under the AllianceBernstein Bond Fund in 2009, 2008 and 2007 were $0, $0 and $0, respectively.



PORTFOLIO MANAGERS' INFORMATION (ALLIANCEBERNSTEIN BOND FUND, ALLIANCEBERNSTEIN BALANCED FUND, ALLIANCEBERNSTEIN COMMON STOCK FUND AND ALLIANCEBERNSTEIN MID CAP GROWTH FUND)

The tables and discussion below provide information with respect to the portfolio managers who are primarily responsible for the day-to-day management of each Fund.



-----------------------------------------------------------------------------------------------------------------------------------
                              ALLIANCEBERNSTEIN BOND FUND, SEPARATE ACCOUNT NO. 13 ("FUND")*
                                            ALLIANCEBERNSTEIN L.P. ("ADVISER")
                                           INFORMATION AS OF DECEMBER 31, 2009
-----------------------------------------------------------------------------------------------------------------------------------
                                                      (a)(2) For each person identified in column (a)(1), the number of other accounts of the Adviser managed by the person within each category
(a)(1) Portfolio manager(s) of the                    below and the total assets in the accounts managed within each cat-
Adviser named in the prospectus                       egory below
                                                      -----------------------------------------------------------------------------
                                                      Registered Invest-  Other Pooled Invest-
                                                      ment Companies      ment Vehicles          Other Accounts
                                                      -----------------------------------------------------------------------------
                                                      Number     Total    Number     Total       Number     Total
                                                      of         Assets   of         Assets      of         Assets
                                                      Accounts   ($MM)    Accounts   ($MM)       Accounts   ($MM)
-----------------------------------------------------------------------------------------------------------------------------------
Alison Martier                                              38   10,785         40      265           90     6,215
-----------------------------------------------------------------------------------------------------------------------------------
Greg Wilensky                                               91   13,584         71    2,872          195    11,274
-----------------------------------------------------------------------------------------------------------------------------------
Shawn Keegan                                                38   10,785         40      265           90     6,215
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
(a)(1) Portfolio manager(s) of the                    (a)(3) For each of the categories in column (a)(2), the number of
Adviser named in the prospectus                       accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
                                                      -----------------------------------------------------------------------------
                                                      Registered Invest-  Other Pooled Invest-
                                                      ment Companies      ment Vehicles          Other Accounts
                                                      -----------------------------------------------------------------------------
                                                      Number     Total    Number     Total       Number     Total
                                                      of         Assets   of         Assets      of         Assets
                                                      Accounts   ($MM)    Accounts   ($MM)       Accounts   ($MM)
-----------------------------------------------------------------------------------------------------------------------------------
Alison Martier                                              --       --         --       --             2      629
-----------------------------------------------------------------------------------------------------------------------------------
Greg Wilensky                                                1       12          3      396             3    1,278
-----------------------------------------------------------------------------------------------------------------------------------
Shawn Keegan                                                --       --         --       --             2      629
-----------------------------------------------------------------------------------------------------------------------------------


Note: $MM means millions


*  This Fund will no longer be available on or about July 1, 2010.


For a description of any material conflicts, please see "Investment professional conflict of interest" later in the SAI.

For compensation information, please see "AllianceBernstein's compensation program" later in the SAI.

Ownership of Securities of AXA's insurance products for which the Fund serves as an investment option (Retirement Investment Account and Members Retirement Program):


------------------------------------------------------------------------------------------------------------
                                            $10,001-    $50,001-    $100,001-    $500,001 -    OVER
 PORTFOLIO MANAGER    NONE    $1-$10,000    $50,000     $100,000    $500,000     $1,000,000    $1,000,000
------------------------------------------------------------------------------------------------------------
Alison Martier        X*
------------------------------------------------------------------------------------------------------------
Shawn Keegan          X
------------------------------------------------------------------------------------------------------------
Greg Wilensky         X
------------------------------------------------------------------------------------------------------------


* Alison Martier does not own any shares in the Fund. While there are no insurance products ownership to report, Ms. Martier participates in the AXA Equitable Savings and Invest ment Plan and owns shares as follows:
   13,339.6006 shares in the AXA Target 2020.



SHAWN KEEGAN AND GREG WILENSKY HAVE NO OWNERSHIP SHARES TO REPORT.


Alison M. Martier -- Senior Vice President and Senior Portfolio Manager

Ms. Martier is a Senior Portfolio Manager and a member of the Rates & Currencies Research Review Team. She also serves as Director of the Fixed Income Senior Portfolio Manager Team. Prior to assuming her current role, Ms Martier served as Director of our US Core Fixed Income service from 2002 to 2007. She remains a member of the US Core Portfolio Management team. Ms. Martier joined the firm in 1993 from Equitable Capital. She joined Equitable as a trader in 1979 and has been a portfolio manager since 1983. Ms. Martier holds a BA from Northwestern University and an MBA from New York University's Graduate School of Business Administration. CFA Charterholder. Location: New York

Greg Wilensky -- Senior Vice President and Portfolio Manager -- US Core and Absolute Return

Mr. Wilensky is a member of the US Core and Absolute Return teams and also manages US Inflation-Linked Securities portfolios. In addition, Mr. Wilensky has been responsible for the firm's stable value business since 1998. Prior to joining AllianceBernstein as a portfolio manager in 1996, Mr. Wilensky was a treasury manager in the corporate finance group at AT&T Corp. He earned a BS in Business Administration from Washington University and an MBA from the University of Chicago. Member of the New York Society of Security Analysts. CFA Charterholder. Location: New York

Shawn Keegan -- Vice President and Portfolio Manager


Mr. Keegan is the credit specialist for AllianceBernstein's multi-sector strategies. He is a member of the firm's Credit Research Review Team as well as the Credit and US Core Fixed Income Portfolio Management Teams. He joined the firm in 1993 as a portfolio assistant. He spent a year at Aladdin Capital as a trader before joining the US Core Fixed Income Team in early 2001. He holds a BS in Finance from Siena College. Location: New York





-----------------------------------------------------------------------------------------------------------------------------------
                                  ALLIANCEBERNSTEIN BALANCED FUND, SEPARATE ACCOUNT NO. 10 ("FUND")
                                                 ALLIANCEBERNSTEIN L.P. ("ADVISER")
                                                 INFORMATION AS OF DECEMBER 31, 2009
-----------------------------------------------------------------------------------------------------------------------------------
                                                      (a)(2) For each person identified in column (a)(1), the number of other accounts of the Adviser managed by the person within each category
(a)(1) Portfolio manager(s) of the                    below and the total assets in the accounts managed within each cat-
Adviser named in the prospectus                       egory below
                                                      -----------------------------------------------------------------------------
                                                      Registered Invest-  Other Pooled Invest-
                                                      ment Companies      ment Vehicles          Other Accounts
                                                      -----------------------------------------------------------------------------
                                                      Number     Total    Number     Total       Number     Total
                                                      of         Assets   of         Assets      of         Assets
                                                      Accounts   ($MM)    Accounts   ($MM)       Accounts   ($MM)
-----------------------------------------------------------------------------------------------------------------------------------
Alison Martier                                              38    10,785        40       265           90    6,218
-----------------------------------------------------------------------------------------------------------------------------------
Joshua Lisser                                               87    42,604       356    15,775          213   43,113
-----------------------------------------------------------------------------------------------------------------------------------
Greg Wilensky                                               91    13,584        71     2,872          195   11,277
-----------------------------------------------------------------------------------------------------------------------------------
Shawn Keegan                                                38    10,785        40       265           90    6,218
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
(a)(1) Portfolio manager(s) of the                    (a)(3) For each of the categories in column (a)(2), the number of
Adviser named in the prospectus                       accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
                                                      -----------------------------------------------------------------------------
                                                      Registered Invest-  Other Pooled Invest-
                                                      ment Companies      ment Vehicles          Other Accounts
                                                      -----------------------------------------------------------------------------
                                                      Number     Total    Number     Total       Number     Total
                                                      of         Assets   of         Assets      of         Assets
                                                      Accounts   ($MM)    Accounts   ($MM)       Accounts   ($MM)
-----------------------------------------------------------------------------------------------------------------------------------
Alison Martier                                              --       --         --       --            2      629
-----------------------------------------------------------------------------------------------------------------------------------
Joshua Lisser                                               --       --         11      657           25    4,026
-----------------------------------------------------------------------------------------------------------------------------------
Greg Wilensky                                                1       12          3      396            3    1,278
-----------------------------------------------------------------------------------------------------------------------------------
Shawn Keegan                                                --       --         --       --            2      629
-----------------------------------------------------------------------------------------------------------------------------------


Note: $MM means millions

For a description of any material conflicts, please see "Investment professional conflict of interest" later in the SAI.

For compensation information, please see "AllianceBernstein's compensation program" later in the SAI.

Ownership of Securities of AXA's insurance products for which the Fund serves as an investment option (Retirement Investment Account and Members Retirement Program):


------------------------------------------------------------------------------------------------------------
                                           $10,001-    $50,001-    $100,001-    $500,001 -    OVER
 PORTFOLIO MANAGER    NONE    $1-$10,000   $50,000     $100,000    $500,000     $1,000,000    $1,000,000
------------------------------------------------------------------------------------------------------------
Alison Martier        X*
------------------------------------------------------------------------------------------------------------
Joshua Lisser         X
------------------------------------------------------------------------------------------------------------
Shawn Keegan          X
------------------------------------------------------------------------------------------------------------
Greg Wilensky         X
------------------------------------------------------------------------------------------------------------

* Alison Martier does not own any shares in the Fund. While there are no insurance products ownership to report, Ms. Martier participates in AXA Equitable Savings and Investment Plan and owns shares, pursuant to her prior employment at AXA, as follows:

   o  13,339.6006 shares in the AXA Target 2020.

JOSHUA LISSER, SHAWN KEEGAN AND GREG WILENSKY HAVE NO OWNERSHIP SHARES TO
REPORT.


AllianceBernstein Balanced Fund, Separate Account No. 10 ("Fund") is managed by the following team members:

Alison M. Martier -- Senior Vice President and Senior Portfolio Manager

Ms. Martier is a Senior Portfolio Manager and a member of the Rates & Currencies Research Review Team. She also serves as Director of the Fixed Income Senior Portfolio Manager Team. Prior to assuming her current role, Ms Martier served as Director of our US Core Fixed Income service from 2002 to 2007. She remains a member of the US Core Portfolio Management team. Ms. Martier joined the firm in 1993 from Equitable Capital. She joined Equitable as a trader in 1979 and has been a portfolio manager since 1983. Ms. Martier holds a BA from Northwestern University and an MBA from New York University's Graduate School of Business Administration. CFA Charterholder. Location: New York

Joshua B. Lisser -- Chief Investment Officer -- Structured Equities

Mr. Lisser is the CIO -- Structured Equities and is a member of the Blend Strategies team. He joined the firm in 1992 as a portfolio manager in the index strategies group and developed the international and global risk controlled equity services. Prior to joining Alliance Capital, Mr. Lisser was with Equitable Capital specializing in derivative investment strategies. Mr. Lisser received a BA from the State University of New York at Binghamton, where he was elected a member of Phi Beta Kappa, and an MBA from New York University.
Location: New York

Dokyoung Lee -- Director of Research -- Blend Strategies


Mr. Lee was appointed Director of Research in June 2008, in addition to his responsibilities as senior portfolio manager, a position he has held since 2005. From 2001 to 2005, Mr. Lee served on the Japan Value Investment Policy Group as a senior portfolio manager and senior quantitative analyst. Mr. Lee joined AllianceBernstein in 1994 as a quantitative analyst working on the US Small Cap Value team, and was named a portfolio manager for Emerging Markets Value in 1997. Previously, Mr. Lee was a consultant with Andersen Consulting and KPMG Peat Marwick. He earned a BSE from Princeton University. CFA Charterholder. Location: London


Shawn Keegan -- Vice President and Portfolio Manager

Mr. Keegan is the credit specialist for AllianceBernstein's multi-sector strategies. He is a member of the firm's Credit Research Review Team as well as the Credit and US Core Fixed Income Portfolio Management Teams. He joined the firm in 1993 as a portfolio assistant. He spent a year at Aladdin Capital as a trader before joining the US Core Fixed Income Team in early 2001. He holds a BS in Finance from Siena College. Location: New York

Greg Wilensky -- Senior Vice President and Portfolio Manager --US Core and Absolute Return


Mr. Wilensky is a member of the US Core and Absolute Return teams and also manages US Inflation-Linked Securities portfolios. In addition, Mr. Wilensky has been responsible for the firm's stable value business since 1998. Prior to joining AllianceBernstein as a portfolio manager in 1996, Mr. Wilensky was a treasury manager in the corporate finance group at AT&T Corp. He earned a BS in Business Administration from Washington University and an MBA from the University of Chicago. Member of the New York Society of Security Analysts. CFA Charterholder. Location: New York

Seth Masters -- Chief Investment Officer -- Blend Strategies & Defined Contribution


Mr. Masters is CIO -- AllianceBernstein Blend Strategies & Defined Contribution, having reassumed the role of CIO Blend Strategies in February 2009. He had previously held the position from the inception of the firm's Blend services in 2002 through June 2008, guiding them from creation to leading forces in the style-blend space. Seth has throughout remained a member of the Blend investment team. In June 2008, Mr. Masters was appointed to head up the newly formed Defined Contribution business unit, and he will continue his oversight of our firm's services in this area. He is also responsible for overseeing research on liability-driven investing, portable alpha, and risk mitigation strategies. Mr. Masters serves on AllianceBernstein's Management Executive Committee, a group of key senior professionals responsible for managing the firm, enacting key strategic initiatives and allocating resources. Between 1994 and 2002, Mr. Masters was Chief Investment Officer for Emerging Market Value Equities. He joined Bernstein in 1991 as a research analyst covering banks, insurance companies, and other financial firms. Over the years, Mr. Masters has published numerous articles, including "Is There a Better Way to Rebalance?," "Emerging Markets: Managing the Impact of High Costs," "After the Fall: The Case for Emerging Markets Revisited," and more recently "Is There a Better Way to Fix Benchmarks" and "The Future of Defined Contribution Pension Plans." Prior to AllianceBernstein, Mr. Masters worked as a senior associate at Booz, Allen & Hamilton from 1986 to 1990 and taught economics in China from 1983 to 1985. He earned a BA from Princeton University and an MPhil in economics from Oxford University. Location: New York


Judith A. DeVivo -- Senior Portfolio Manager -- Index Strategies

Ms. DeVivo is a senior vice president and senior portfolio manager. Ms. DeVivo manages equity portfolios benchmarked to a variety of indices including the S&P 500, S&P Midcap, MSCI EAFE, S&P Small Cap and Russell 2000 in addition to several customized accounts. Ms. DeVivo joined Alliance in 1971 and has held a variety of positions throughout the firm. Just prior to joining the Passive Management Group in 1984, Ms. DeVivo was head of portfolio administration for the firm. Location: New York

Rajen Jadav -- Vice President and Portfolio Manager

Mr. Jadav is currently a portfolio manager in the Global Fixed Income team. Prior to joining the team, he managed several tax-exempt money market funds in the Money Market group. Prior to joining the firm, Mr. Jadav was a fund accountant at Bankers Trust. Mr. Jadav holds a MA from New York University in Economics and a BS from SUNY at Stony Brook in Business Management and Economics. CFA Charterholder. Location: New York

Patrick Rudden -- Head -- Blend Strategies

Mr. Rudden was appointed Head -- Blend Strategies in 2009. Prior to this appointment, he was Head of Institutional Investment Solutions within the Blend team. In addition, for over eight years Mr. Rudden served as a Senior Portfolio Manager for our Value Equities services, having joined the firm in 2001. Mr. Rudden has published numerous articles and research papers including, "What It Means to be a Value Investor", "An Integrated Approach to Asset Allocation" (with Seth Masters) and "Taking the Risk out of Defined Benefit Pension Plans:
The Lure of LDI" (with Drew Demakis). Previously, Mr. Rudden was a managing director and head of global equity research at BARRA RogersCasey, an investment-consulting firm. Mr. Rudden earned an MA from Oxford University and an MBA from Cornell University. He is a CFA charterholder. Location: London

Karen Watkin -- Portfolio Manager -- Index Strategies

Ms. Watkin is a vice president and portfolio manager for the Blend Strategies group. Prior to this appointment in June 2008 she was Manager of the Blend and Value Portfolio Management Group (PMG) in London from 2006. She joined the firm in 2003 as an Associate Portfolio Manager for the Value Equities business and in 2005 she joined the Blend Strategies group to set up the PMG in London to support the fast growing Blend business. Prior to joining AllianceBernstein Ms. Watkin worked as a Management Consultant in the Capital Markets group of Accenture for 3 years where she focused on a number of strategic front-office initiatives at top tier investment banks. She holds a B.A. in Economics with European Study from Exeter University and is a CFA Charterholder. Location:
London



-----------------------------------------------------------------------------------------------------------------------------------
                                ALLIANCEBERNSTEIN COMMON STOCK FUND, SEPARATE ACCOUNT NO. 4 ("FUND")
                                                 ALLIANCEBERNSTEIN L.P. ("ADVISER")
                                                 INFORMATION AS OF DECEMBER 31, 2009
-----------------------------------------------------------------------------------------------------------------------------------
(a)(1) Portfolio manager(s) of the                    (a)(2) For each person identified in column (a)(1), the number of other
Adviser named in the prospectus                       accounts of the Adviser managed by the person within each category below and the total assets in the accounts managed within each cat-
                                                      egory below
                                                      -----------------------------------------------------------------------------
                                                      Registered Invest-  Other Pooled Invest-
                                                      ment Companies      ment Vehicles          Other Accounts
                                                      -----------------------------------------------------------------------------
                                                      Number     Total    Number     Total       Number     Total
                                                      of         Assets   of         Assets      of         Assets
                                                      Accounts   ($MM)    Accounts   ($MM)       Accounts   ($MM)
-----------------------------------------------------------------------------------------------------------------------------------
Judith A. DeVivo                                         10      15,441         2       191         46      10,624
-----------------------------------------------------------------------------------------------------------------------------------






-----------------------------------------------------------------------------------------------------------------------------------
(a)(1) Portfolio manager(s) of the                    (a)(3) For each of the categories in column (a)(2), the number of
Adviser named in the prospectus                       accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
                                                      -----------------------------------------------------------------------------
                                                      Registered Invest-  Other Pooled Invest-
                                                      ment Companies      ment Vehicles          Other Accounts
                                                      -----------------------------------------------------------------------------
                                                      Number              Number                 Number
                                                      of         Total    of         Total       of         Total
                                                      Accounts   Assets   Accounts   Assets      Accounts  Assets
-----------------------------------------------------------------------------------------------------------------------------------
Judith A. DeVivo                                         --        --        --        --           --       --
-----------------------------------------------------------------------------------------------------------------------------------

Note: $MM means millions

For a description of any material conflicts, please see "Investment professional conflict of interest" later in the SAI.

For compensation information, please see "AllianceBernstein's compensation program" later in the SAI.

Ownership of Securities of AXA's insurance products for which the Fund serves as an investment option (Retirement Investment Account and Members Retirement Program):

------------------------------------------------------------------------------------------------------------
                                            $10,001-    $50,001-    $100,001-    $500,001 -    over
PORTFOLIO MANAGER     NONE    $1-$10,000    $50,000     $100,000    $500,000     $1,000,000    $1,000,000
------------------------------------------------------------------------------------------------------------
Judith A. DeVivo      X
------------------------------------------------------------------------------------------------------------

The management of and investment decisions for the Fund's portfolio are made by AllianceBernstein's US Passive Team, which is responsible for management of all of AllianceBernstein's Passive accounts.

Judith A. DeVivo -- Senior Vice President and Senior Portfolio Manager--Blend Solutions

Ms. DeVivo is a Senior Vice President and Senior Portfolio Manager. Ms. DeVivo manages equity portfolios benchmarked to a variety of indices including the S&P 500, S&P Midcap, MSCI EAFE, S&P Small Cap and Russell 2000 in addition to several customized accounts. Ms. DeVivo joined Alliance in 1971 and has held a variety of positions throughout the firm. Just prior to joining the Passive Management Group in 1984, Ms. DeVivo was head of portfolio administration for the firm. Location: New York
                                  ----------

-----------------------------------------------------------------------------------------------------------------------------------
                               ALLIANCEBERNSTEIN MID CAP GROWTH FUND, SEPARATE ACCOUNT NO. 3 ("FUND")
                                                 ALLIANCEBERNSTEIN L.P. ("ADVISER")
                                                 INFORMATION AS OF DECEMBER 31, 2009
-----------------------------------------------------------------------------------------------------------------------------------
(a)(1) Portfolio manager(s) of the                    (a)(2) For each person identified in column (a)(1), the number of other
Adviser named in the Fund                             accounts of the Adviser managed by the person within each category
prospectus                                            below and the total assets in the accounts managed within each cat-
                                                      egory below
                                                      -----------------------------------------------------------------------------
                                                      Registered Invest-  Other Pooled Invest-   Other
                                                      ment Companies      ment Vehicles          Accounts
                                                      -----------------------------------------------------------------------------
                                                      Number     Total    Number     Total       Number       Total
                                                      of         Assets   of         Assets      of          Assets
                                                      Accounts   ($MM)    Accounts   ($MM)       Accounts    ($MM)
------------------------------------------------------------------------------------------------------------------------------------
John H. Fogarty                                           3       1,018       2         6           5         452
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
(a)(1) Portfolio manager(s) of the                    (a)(3) For each of the categories in column (a)(2), the number of
Adviser named in the Fund                             accounts and the total assets in the accounts with respect to which
prospectus                                            the advisory fee is based on the performance of the account
                                                      -----------------------------------------------------------------------------
                                                      Registered Invest-  Other Pooled Invest-   Other
                                                      ment Companies      ment Vehicles          Accounts
                                                      -----------------------------------------------------------------------------
                                                      Number     Total    Number     Total       Number     Total
                                                      of         Assets   of         Assets      of         Assets
                                                      Accounts            Accounts               Accounts
-----------------------------------------------------------------------------------------------------------------------------------
John H. Fogarty                                           --        --        --        --          1        1,165
-----------------------------------------------------------------------------------------------------------------------------------

Note: $MM means millions

*  includes wrap fee accounts at the sponsor level

For a description of any material conflicts, please see "Investment professional conflict of interest" later in the SAI.

For compensation information, please see "AllianceBernstein's compensation program" later in the SAI.

Ownership of Securities of AXA's insurance products for which the Fund serves as an investment option (Retirement Investment Account and Members Retirement Program):

------------------------------------------------------------------------------------------------------------
                                            $10,001-    $50,001-    $100,001-    $500,001 -    over
PORTFOLIO MANAGER    NONE    $1-$10,000     $50,000     $100,000    $500,000     $1,000,000    $1,000,000
------------------------------------------------------------------------------------------------------------
John H. Fogarty       X
------------------------------------------------------------------------------------------------------------

The management of and investment decisions for the Fund's portfolio are made by Mr. John H. Fogarty. Mr. Fogarty relies heavily on the fundamental research efforts of the firm's extensive internal research staff.

John H. Fogarty -- Senior Vice President , US Sector Head and Research Analyst

Mr. Fogarty joined the growth fundamental research team covering consumer stocks in 2007. He began his career at Alliance Capital in 1988 performing quantitative research while attending Columbia. Mr. Fogarty started full time with the firm in 1992, joined the US Large Cap Growth team as a generalist and quantitative analyst in 1995, and became a US Large Cap Growth portfolio manager in 1997. He re-joined the firm in 2006 after spending nearly 3 years as a hedge fund manager at Dialectic Capital and Vardon Partners, respectively. Mr. Fogarty received his BA from Columbia University. CFA Charterholder.
Location: New York

INVESTMENT PROFESSIONAL CONFLICT OF INTEREST DISCLOSURE


As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.



EMPLOYEE PERSONAL TRADING


AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell secu rities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a 90 day holding period for securities purchased by employees to discourage short-term trading.



MANAGING MULTIPLE ACCOUNTS FOR MULTIPLE CLIENTS


AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.



ALLOCATING INVESTMENT OPPORTUNITIES


AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein's procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

To address these conflicts of interest, AllianceBernstein's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.



PORTFOLIO MANAGER COMPENSATION


AllianceBernstein's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:


(i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

(ii) Discretionary incentive compensation in the form of an annual cash bonus:
AllianceBernstein's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of the Adviser. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein's leadership criteria.

(iii) Discretionary incentive compensation in the form of awards under the Adviser's Partners Compensation Plan ("deferred awards"): AllianceBernstein's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. Deferred awards, which are in the form of AllianceBernstein's publicly traded units for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment.



CONTRIBUTIONS UNDER ALLIANCEBERNSTEIN'S PROFIT SHARING/401(K) PLAN

The contributions are based on AllianceBernstein's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.


DISTRIBUTION OF THE CONTRACTS


Pursuant to a Distribution and Servicing Agreement between AXA Advisors, AXA Equitable, and certain of AXA Equitable's separate accounts, AXA Equitable paid AXA Advisors a fee of $325,380 for each of the years 2009, 2008 and 2007. AXA Equitable paid AXA Advisors as the distributor of certain contracts, including these contracts, and as the principal underwriter of several AXA Equitable separate accounts $557,277,070 in 2009, $677,871,467 in 2008 and $731,920,627
in 2007. Of these amounts, AXA Advisors retained $306,063,542, $356,304,358 and $386,036,299, respectively.



CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

JPMorgan Chase Bank, N.A. is the custodian for the shares of the Trusts owned by Separate Account Nos. 3, 4, 10 and 13. There is no custodian for the shares of the Trusts owned by Separate Account No. 66.


The financial statements of each Separate Account at December 31, 2009 and for each of the two years in the period ended December 31, 2009, and the consolidated financial statements of AXA Equitable at December 31, 2009 and 2008 and for each of the three years in the period ended December 31, 2009 are included in this SAI in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


PricewaterhouseCoopers LLP provides independent audit services and certain other non-audit services to AXA Equitable as permitted by the applicable SEC independence rules, and as disclosed in AXA Equitable's Form 10-K. PricewaterhouseCoopers LLP's address is 300 Madison Avenue, New York, New York 10017.

AXA EQUITABLE


We are managed by a Board of Directors which is elected by our shareholder(s). Our directors and certain of our executive officers and their principal occupations are as follows. Unless otherwise indicated, the following persons have been involved in the management of AXA Equitable and/or its affiliates in various executive positions during the last five years.

DIRECTORS



-----------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
Henri de Castries                      Director, MONY Life and MONY America (since July 2004); Director of AXA Equitable (since
AXA                                    September 1993); Chairman of the Board of AXA Financial (since April 1998); Vice Chairman
25, Avenue Matignon                    (February 1996 to April 1998). Chairman of the Management Board (since May 2001) and
75008 Paris, France                    Chief Executive Officer of AXA (January 2000 to May 2002); Vice Chairman of AXA's
                                       Management Board (January 2000 to May 2001). Director or officer of various subsidiaries and affiliates  of the AXA Group. Director of AllianceBernstein Corporation, the general partner of AllianceBernstein Holding and AllianceBernstein. A former Director of Donaldson,
                                       Lufkin and Jenrette ("DLJ") (July 1993 to November 2000).
-----------------------------------------------------------------------------------------------------------------------------------
Denis Duverne                          Director, MONY Life and MONY America (since July 2004); Director of AXA Equitable (since
AXA                                    February 1998). Member of the AXA Management Board (since February 2003) and Chief
25, Avenue Matignon                    Financial Officer (since May 2003), prior thereto, Executive Vice President, Finance,
75008 Paris, France                    Control and Strategy, AXA (January 2000 to May 2003); prior thereto Senior Executive Vice
                                       President, International (US-UK-Benelux) AXA (January 1997 to January 2000); Member of the
                                       AXA Executive Committee (since January 2000); Director, AXA Financial (since November
                                       2003), AllianceBernstein (since February 1996) and various AXA affiliated companies.
                                       Former Director of DLJ (February 1997 to November 2000).
-----------------------------------------------------------------------------------------------------------------------------------
Mary (Nina) Henderson                  Director, MONY Life and MONY America (since July 2004); Founder of Henderson Advisory
Henderson Advisory Consulting          Consulting (since January 2001); Retired Corporate Vice President, Core Business
425 East 86th Street, Apt. 12-C        Development of Bestfoods (June 1999 to December 2000). Prior thereto, President, Bestfoods
New York, NY 10028                     Grocery (formerly CPC International, Inc.) and Vice President, Bestfoods (1997 to 2000).
                                       Director and Chairperson of the Nominating & Governance Committee and Lead Director of
                                       DelMonte Foods Co., Director and Member of the Audit Committee of PACTIV Corporation and
                                       Royal Dutch Shell plc; Former Director, Hunt Corporation (1992 to 2002); Director, AXA
                                       Financial and AXA Equitable (since December 1996).
-----------------------------------------------------------------------------------------------------------------------------------
James F. Higgins                       Director, MONY Life and MONY America (since July 2004); Director of AXA Equitable (since
Morgan Stanley                         December 2002). Former Senior Advisor, Morgan Stanley (June 2000 to 2004);
Harborside Financial Center            Director/Trustee, Morgan Stanley Funds (since June 2000); Director, AXA Financial (since
Plaza Two, Second Floor                December 2002); President and Chief Operating Officer -- Individual Investor Group, Morgan
Jersey City, NJ 07311                  Stanley Dean Witter (June 1997 to June 2000); President and Chief Operating Officer --
                                       Dean Witter Securities, Dean Witter Discover & Co. (1993 to May 1997); Director and
                                       Chairman of the Executive Committee, Georgetown University Board of Regents; Director, The
                                       American Ireland Fund; and a member of The American Association of Sovereign Military
                                       Order of Malta.
-----------------------------------------------------------------------------------------------------------------------------------
Scott D. Miller                        Director, MONY Life and MONY America (since July 2004); Director of AXA Equitable (since
SSA & Company                          September 2002). Chief Executive Officer, (since February 2005) of SSA & Company. Prior
315 East Hopkins Avenue                thereto, President (May 2004 to February 2005). Prior thereto, Vice Chairman (March 2003
Aspen, CO 81611                        to May 2004), Hyatt Hotels Corporation; President (January 2000 to March 2003); Director,
                                       AXA Financial (since September 2002); NAVTEQ (May 2004 to 2009); Director, Interval
                                       International (January 1998 to June 2003); Executive Vice President, Hyatt Development
                                       Corporation (1997 to 2000); Director, Schindler Holdings, Ltd. (January 2002 to 2006).
-----------------------------------------------------------------------------------------------------------------------------------
Joseph H. Moglia                       Director, MONY Life and MONY America (since July 2004); Director of AXA Equitable (since
TD Ameritrade Holding Corporation      November 2002). Chairman of the Board, TD Ameritrade Holding Corporation (since October
4211 South 102nd Street                2008) Prior thereto, Chief Executive Officer (March 2001 to October 2008); Director, AXA
Omaha, NE 68127                        Financial (since November 2002); Senior Vice President, Merrill Lynch & Co., Inc. (1984 to
                                       March 2001).
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
Peter J. Tobin                         Director, MONY Life and MONY America (since July 2004); Director of AXA Equitable (since
1 Briarwood Lane                       March 1999); Special Assistant to the President, St. John's University (September 2003 to
Denville, NJ 07834                     June 2005); prior thereto, Dean, Peter J. Tobin College of Business, St. John's University
                                       (August 1998 to September 2003). Director, AllianceBernstein Corporation (since May 2000);
                                       CIT Group, Inc. (May 1984 to June 2001, June 2002 to February 2010), H. W. Wilson Co. and
                                       Junior Achievement of New York, Inc. and Member and Officer of Rock Valley Tool, LLC.
                                       Director of AXA Financial (since March 1999).
-----------------------------------------------------------------------------------------------------------------------------------
Charlynn Goins                         Director of AXA Financial, Inc., AXA Equitable, MONY Life and MONY America (since
30 Beekman Place                       September 2006). Vice Chairman of the Board (Distribution Committee) of The New York
Apt. 8A                                Community Trust (since June 2008). Formerly, Chairperson of New York City Health and
New York, NY 10022                     Hospitals Corporation (June 2004 to June 2008). Prior thereto, Independent Trustee of the
                                       Mainstay Funds, c/o New York Life Insurance Company's family of mutual funds (March 2001 to July 2006). Member of the Distribution Committee of The New York Community Trust (since
                                       2002); Member of the Board of Trustees of the Brooklyn Museum (since 2002); Member of the
                                       Council on Foreign Relations (since 1991). Member of the Board of Directors of Fannie Mae
                                       (since December 2008).
-----------------------------------------------------------------------------------------------------------------------------------
Anthony J. Hamilton                    Director of AXA Financial, Inc. (since December 1995). Director of AXA Equitable, MONY
AXA UK plc                             Life and MONY America (since May 2006). Chairman of AXA UK plc (since 1997). Prior
5 Old Broad Street                     thereto, Chief Executive Officer (1978 to October 2002) and Director (April 1978 to
London, England EC2N 1AD               January 2005) of Fox-Pitt, Kelton Group Limited. Currently, Chairman of the Investment
                                       Committee and Chairman of the Remuneration and Nomination Committee of AXA UK plc; Member
                                       of the Supervisory Board and Chairman of the Audit Committee and Member of the
                                       Compensation Committee of AXA (since 1997); Director of Binley Limited (since 1994);
                                       Director of TAWA plc (since 2004); Member of the Board of Governors of Club de Golf
                                       Valderrama (since June 2006).
-----------------------------------------------------------------------------------------------------------------------------------
Lorie A. Slutsky                       Director of AXA Financial, Inc., AXA Equitable, MONY Life and MONY America (since
The New York Community Trust           September 2006). President of The New York Community Trust (since 1990). Prior thereto,
909 Third Avenue                       Executive Vice President of The New York Community Trust (1987 to 1990). Director and
New York, NY 10022                     Chairperson of Corporate Governance Committee and Member of Executive and Compensation
                                       Committees of AllianceBernstein Corporation (since July 2002); Director (since 1997) and
                                       Chairman of the Board (since April 2004) of BoardSource; Co-Chairperson of Panel on the
                                       Nonprofit Sector (since May 2005); Trustee of The New School University (since 1999);
                                       Chairman of the Board of Governors of the Milano School of Management & Urban Policy (The
                                       New School) (since September 2003).
-----------------------------------------------------------------------------------------------------------------------------------
Ezra Suleiman                          Director of AXA Financial, Inc., AXA Equitable, MONY Life and MONY America (since May
Princeton University                   2006). Professor of Politics, IBM Professor of International Studies - Director. Formerly,
Corwin Hall                            Director, Program in European Studies at Princeton University (September 1979 to 2008) and
Princeton, NJ 08544                    Professor of Politics (since September 1979) of Princeton University. Member of AXA's
                                       Supervisory Board (since April 2003); Currently, President of the Advisory Board of
                                       Institut Montaigne; President of the Editorial Board of Comparative Politics; President of
                                       the Editorial Committee of La Revue des Deux Mondes and Politique Am-ricaine; Member of
                                       HEC International Advisory Board.
-----------------------------------------------------------------------------------------------------------------------------------
Peter S. Kraus                         Director of AXA Financial, Inc., AXA Equitable, MONY Life and MONY America (since February
AllianceBernstein Corporation          2009). Director, Chairman of the Board and Chief Executive Officer of AllianceBernstein
1345 Avenue of the Americas            Corporation (since December 2008). Prior thereto, Executive Vice President of Merrill
New York, NY 10105                     Lynch & Co. (September 2008 to December 2008). Prior thereto, Co-Head, Investment
                                       Management Division of Goldman Sachs Group, Inc. (March 1986 to March 2008); also held the following positions: Co-Head of the Financial Institutions Group Tokyo (1990-1996);
                                       Partner (1994); Managing Director (1996). Currently, Director of Keewaydin Camp; Chairman
                                       of the Investment Committee of Trinity College; Chairman of the Board of Overseers of
                                       California Institute of the Arts; and Co-Chair of Friends of the Carnegie International.
-----------------------------------------------------------------------------------------------------------------------------------

OFFICERS -- DIRECTORS



-----------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
Christopher M. Condron                 Director, Chairman of the Board, President (July 2004 to September 2005, February 2006 to
                                       present) and Chief Executive Officer, MONY Life and MONY America (since July 2004);
                                       Chairman of the Board, President (July 2004 to September 2005) and Chief Executive
                                       Officer, MONY Holdings, LLC (July 2004 to November 2007); Director, Chairman of the Board,
                                       President (May 2002 to September 2005, February 2006 to present) and Chief Executive
                                       Officer, AXA Equitable (since May 2001); Director, President and Chief Executive Officer,
                                       AXA Financial (since May 2001); Chairman of the Board, President (May 2001 to September
                                       2005, February 2006 to present) and Chief Executive Officer (AXA Equitable Financial
                                       Services, LLC (since May 2001); Member of AXA's Management Board (since May 2001); Member of AXA's Executive Committee; Director (since May 2004) and President (since September
                                       2005), AXA America Holdings, Inc.; Director, AllianceBernstein Corporation (since May
                                       2001); Director, Chairman of the Board, President (June 2001 to September 2005, January
                                       2006 to present) and Chief Executive Officer, AXA Equitable Life and Annuity Company
                                       (since June 2001); Director and Chairman, U.S. Financial Life Insurance Company (December
                                       2006 to May 2007); Member of the Board, American Council of Life Insurers (since January
                                       2007); Director, Chairman of the Compensation Committee and Member of the Audit Committee
                                       and Corporate Governance and Nominating Committee, KBW, Inc. (since January 2007);
                                       Director, Vice Chairman and Member of Financial Services Roundtable; Director, The Advest
                                       Group, Inc. (July 2004 to December 2005); Director and Treasurer, The American Ireland
                                       Fund (since 1999); Board of Trustees of The University of Scranton (1995 to 2002); Former
                                       Member of the Investment Company Institute's Board of Governors (October 2001 to 2005);
                                       prior thereto, October 1997 to October 2000) and Executive Committee (1998 to 2000);
                                       Former Trustee of The University of Pittsburgh; Former Director, St. Sebastian Country Day
                                       School (1990 to June 2005); Former Director, the Massachusetts Bankers Association;
                                       President and Chief Operating Officer, Mellon Financial Corporation (1999 to 2001);
                                       Chairman and Chief Executive Officer, Dreyfus Corporation (1995 to 2001).
-----------------------------------------------------------------------------------------------------------------------------------


OTHER OFFICERS



-----------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
Jennifer Blevins                       Executive Vice President, MONY Life and MONY America (since July 2004); Executive Vice
                                       President (since January 2002), AXA Equitable; Executive Vice President (since January
                                       2002), AXA Equitable Financial Services, LLC; Director, MONY Assets Corp. (since June
                                       2006); Director, MONY Benefits Management Corp. (since July 2004); prior thereto, Senior
                                       Vice President and Managing Director, Worldwide Human Resources, Chubb and Son, Inc. (1999
                                       to 2001); Senior Vice President and Deputy Director of Worldwide Human Resources, Chubb
                                       and Son, Inc. (1998 to 1999).
-----------------------------------------------------------------------------------------------------------------------------------
Harvey Blitz                           Senior Vice President (since July 2004) MONY Life and MONY America; Senior Vice President
                                       (September 1987 to present) AXA Equitable; Senior Vice President (since July 1992) AXA
                                       Financial, Inc.; Senior Vice President (since September 1999) AXA Equitable Financial
                                       Services, LLC; Senior Vice President, AXA America Holdings, Inc. (since September 2005);
                                       Senior Vice President (since December 1999) AXA Equitable Life and Annuity Company;
                                       Director (since January 2006) and Chairman of the Board (June 2003 to March 2005) Frontier
                                       Trust Company, FSB ("Frontier"); Director (since July 1999) AXA Advisors LLC; Senior Vice
                                       President (since July 1999) and former Director (July 1999 until July 2004) AXA Network,
                                       LLC (formerly EquiSource); Director and Officer of various AXA Equitable affiliates.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
Kevin R. Byrne                         Executive Vice President (November 2008 to present), Treasurer (July 2004 to present) and
                                       Chief Investment Officer (September 2004 to present) of MONY Financial Services, Inc.,
                                       MONY Life and MONY America; prior thereto, Senior Vice President (July 2004 to November
                                       2008). Executive Vice President (November to present), Treasurer (September 2003 to present) and Chief Investment Officer (September 2004 to present) of AXA Equitable; prior thereto, Senior Vice President (July 1997 to November 2008), Vice President (February 1989
                                       to July 1997), Deputy Treasurer (February 1989 to September 1993). Executive Vice
                                       President (November 2008 to present), Treasurer (September 1993 to present) and Chief
                                       Investment Officer (September 2004 to present) of AXA Financial, Inc.; prior thereto,
                                       Senior Vice President (September 1997 to November 2008); Vice President (May 1992 to
                                       September 1997) and Assistant Treasurer (May 1992 to September 1993). Executive Vice
                                       President (November 2008 to present), Treasurer (September 1999 to present) and Chief
                                       Investment Officer (September 2004 to present) of AXA Equitable Financial Services, LLC;
                                       prior thereto, Senior Vice President (September 1999 to November 2008). Senior Vice
                                       President (September 2005 to present) and Treasurer (November 2008 to present) of AXA
                                       America Holdings, Inc. Director, Chairman of the Board and President (July 2004 to
                                       December 2005), MONY Capital Management, Inc. Director, Senior Vice President and
                                       Treasurer (since July 2004), MONY Benefits Management Corp. Director and Chairman of the
                                       Board (July 2004 to May 2005), Matrix Private Equities, Inc. and Matrix Capital Markets
                                       Group, Inc. Director, Treasurer (July 2004 to May 2005), and Senior Vice President (since
                                       December 2006); 1740 Advisers, Inc. Director, Executive Vice President and Treasurer
                                       (since July 2004), MONY Asset Management, Inc.; Director (since July 2004) and Chief
                                       Financial Officer (since April 2006), MONY Agricultural Investment Advisers, Inc.
                                       President and Treasurer (since October 2004), MONY International Holdings, LLC. Director,
                                       President and Treasurer (since November 2004), MONY Life Insurance Company of the
                                       Americas, Ltd. and MONY Bank & Trust Company of the Americas, Ltd. Director and Deputy
                                       Treasurer (since December 2001), AXA Technology Services. Senior Vice President, Chief
                                       Investment Officer (since September 2004) and Treasurer (since December 1997), AXA
                                       Equitable Life & Annuity Company. Treasurer, Frontier Trust Company, FSB (June 2000 until
                                       July 2007); and AXA Network, LLC (since December 1999). Director (since July 1998),
                                       Chairman (since August 2000), and Chief Executive Officer (since September 1997),
                                       Equitable Casualty Insurance Company. Executive Vice President (since October 2009), Chief
                                       Financial Officer (since March 2010) and Treasurer, AXA Distribution Holding Corporation
                                       (since November 1999); and AXA Advisors, LLC (since December 2001). Director, Chairman,
                                       President and Chief Executive Officer (August 1997 to June 2002), Equitable JV Holding
                                       Corporation. Director (since July 1997), and Senior Vice President and Chief Financial
                                       Officer (since April 1998), ACMC, Inc. Director, President and Chief Executive Officer
                                       (since December 2003), AXA Financial (Bermuda) Ltd. Director (since January 2005), Senior
                                       Vice President and Chief Investment Officer (since February 2005), Director (since March
                                       2010), Executive Vice President (since December 2008), Chief Financial Officer (since
                                       March 2010), Chief Investment Officer and Treasurer (since December 2008), MONY Financial
                                       Services, Inc. U.S. Financial Life Insurance Company; Treasurer (November 2000 to December
                                       2003), Paramount Planners, LLC. Vice President and Treasurer (March 1997 to December 2002)
                                       EQ Advisors Trust. Director (July 1997 to May 2001) and President and CEO (August 1997 to
                                       May 2001), EQ Services, Inc. Director, AXA Alternative Advisors, Inc. (formerly AXA Global
                                       Structured Products); Director, Executive Vice President and Treasurer (July 2004 to
                                       February 2005), MONY Realty Capital, Inc. and MONY Realty Partners, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
Claude Methot                          Executive Vice President of AXA Equitable Financial Services, LLC, AXA Equitable, MONY
                                       Life and MONY America (September 2008 to present); prior thereto, Senior Vice President of
                                       AXA Equitable Financial Services, LLC, AXA Equitable, MONY Life and MONY Life and MONY
                                       America (September 2007 to September 2008). Offer and Innovation Director - Life and P&C
                                       in Group Marketing of AXA Group (date unknown to September 2007); prior thereto, Group
                                       Chief Actuary and Director - Product Development of AXA Group (2002 to date unknown);
                                       Corporate Actuary of AXA Group (1999 to 2002).
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
Richard S. Dziadzio                    Senior Executive Vice President (since January 2010) and Chief Financial Officer (since
                                       December 2006), AXA Equitable, prior thereto, Executive Vice President (September 2004 to
                                       January 2010) and Chief Financial Officer (since December 2006); Executive Vice President and Deputy Chief Financial Officer (September 2005 to December 2006); Executive Vice
                                       President (since July 2004) and Chief Financial Officer (since December 2006), MONY Life and MONY America, prior thereto, Executive Vice President and Deputy Chief Financial
                                       Officer (September 2005 to December 2006); Executive Vice President (since September 2005)
                                       and Chief Financial Officer (since December 2006), AXA Financial, prior thereto, Executive
                                       Vice President and Deputy Chief Financial Officer (September 2005 to December 2006);
                                       Director (since January 2007), Senior Executive Vice President (since January 2010) and
                                       Chief Financial Officer (since December 2006), AXA Equitable Financial Services, LLC;
                                       prior thereto, Executive Vice President (September 2004 to January 2010) and Chief
                                       Financial Officer (since December 2006); Director (since July 2004), AXA Advisors, LLC;
                                       Director, Chairman, President and Chief Executive Officer (since March 2010), ACMC, Inc.;
                                       Director and Executive Vice President (since December 2006), AXA America Holdings, Inc.;
                                       Executive Vice President and Chief Financial Officer (since December 2006), AXA Equitable
                                       Life and Annuity Company; Director, Chairman of the Board, President and Chief Executive
                                       Officer (since March 2010), AXA Distribution Holding Corporation, formerly, Executive Vice
                                       President and Chief Financial Officer (December 2006 to March 2010),; Director (since July
                                       2004), MONY Capital Management, Inc. and MONY Agricultural Investment Advisers, Inc.;
                                       Director (since December 2006), Chairman of the Board, President and Chief Executive
                                       Officer (since March 2010), MONY Financial Services, Inc; prior thereto, Executive Vice
                                       President and Chief Financial Officer (December 2006 to March 2010);.Executive Vice
                                       President and Chief Financial Officer (December 2006 to November 2007), MONY Holdings,
                                       LLC; 1740 Advisers, Inc. and MONY Asset Management, Inc.; Director (since November 2004),
                                       Frontier Trust Company, FSB; Director (January 2005 to July 2007), MONY Financial
                                       Resources of the Americas Limited. Formerly, Director (July 2004 to December 2005), The
                                       Advest Group, Inc.; Director (July 2004 to February 2005), MONY Realty Capital, Inc. and
                                       MONY Realty Partners, Inc.; Director (July 2004 to May 2005), Matrix Capital Markets
                                       Group, Inc. and Matrix Private Equities, Inc. Business Support and Development (February
                                       2001 to June 2004), GIE AXA; Head of Finance Administration (November 1998 to February
                                       2001), AXA Real Estate Investment Managers.
-----------------------------------------------------------------------------------------------------------------------------------
Alvin H. Fenichel                      Senior Vice President (July 2004 to present) and Chief Accounting Officer (May 2008 to present) of MONY Life and MONY America; prior thereto, Controller (July 2004 to May 2008).
                                       Senior Vice President (December 1999 to present) and Chief Accounting Officer (May 2008 to present) of AXA Financial, AXA Equitable, AXA Equitable Financial Services, LLC and MONY
                                       Financial Services, Inc.; prior thereto, Controller (December 1999 to May 2008). Senior
                                       Vice President (December 1999 to present) and Chief Accounting Officer (May 2008 to present) of AXA Equitable Life and Annuity Company. Previously held other Officerships with AXA Equitable and its affiliates.
-----------------------------------------------------------------------------------------------------------------------------------
Barbara Goodstein                      Executive Vice President (since July 2005), MONY Life, MONY America and AXA Equitable
                                       Financial Services, LLC. Executive Vice President (since July 2005), AXA Equitable.
                                       Director (since November 2005), AXA Advisors, LLC. Senior Vice President (September 2001
                                       to January 2005), JP Morgan Chase; President and Chief Executive Officer (February 1998 to
                                       August 2001), Instinet.com.
-----------------------------------------------------------------------------------------------------------------------------------
Dave S. Hattem                         Senior Vice President (September 1999 to present) and General Counsel (February 2010 to present) of AXA Equitable and AXA Equitable Financial Services, LLC; prior thereto, Senior
                                       Vice President (September 1999 to present) and Deputy General Counsel (May 2004 to
                                       February 2010), Associate General Counsel (September 1999 to May 2004). Senior Vice
                                       President and Deputy General Counsel of AXA Financial, Inc. (September 2008 to present).
                                       Senior Vice President and Deputy General Counsel of MONY Life, MONY America and MONY
                                       Financial Services, Inc. (July 2004 to present). Senior Vice President and Deputy General
                                       Counsel of AXA Equitable Life and Annuity Company (since August 2008). Senior Vice
                                       President and Deputy General Counsel of MONY Holdings, LLC (July 2004 to November 2007).
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
Jeffrey Green                          Senior Vice President (since July 2004) of MONY Life and MONY America. Senior Vice
                                       President (September 2002 to present) AXA Equitable. Senior Vice President (since
                                       September 2002) of AXA Equitable Financial Services, LLC; Director, President and Chief
                                       Operating Officer (since November 2002) AXA Network, LLC; Senior Vice President (since
                                       October 2002) AXA Advisors, LLC. Director, President and Chief Operating Officer (since
                                       July 2004), MONY Brokerage, Inc. and its subsidiaries. Senior Vice President, Product
                                       Manager of Solomon Smith Barney (1996 to September 2002).
-----------------------------------------------------------------------------------------------------------------------------------
Karen Field Hazin                      Vice President, Secretary and Associate General Counsel (since June 2005), MONY Life, MONY
                                       America and AXA Equitable Financial Services, LLC. Vice President, Secretary and Associate
                                       General Counsel (since June 2005), AXA Equitable; prior thereto, Counsel (April 2005 to
                                       June 2005), Assistant Vice President and Counsel (December 2001 to June 2003), Counsel
                                       (December 1996 to December 2001). Vice President, Secretary and Associate General Counsel
                                       (since June 2005), AXA Financial, Inc. Vice President and Secretary (since September
                                       2005), AXA America Holdings, Inc. Vice President, Secretary and Associate General Counsel
                                       (since June 2005), AXA Equitable Life and Annuity Company. Vice President, Secretary and
                                       Associate General Counsel (since June 2005), AXA Distribution Holding Corporation. Vice
                                       President, Secretary and Associate General Counsel (June 2005 until November 2007), MONY
                                       Holdings, LLC.
-----------------------------------------------------------------------------------------------------------------------------------
Gary W. Hirschkron                     Senior Vice President, MONY Life and MONY America (since July 2004); Senior Vice
                                       President, AXA Equitable (since September 2002), Senior Vice President, AXA Equitable
                                       Financial Services, LLC (since September 2002); prior thereto, Managing Director,
                                       Management Compensation Group Northwest, LLC (1983 to September 2002).
-----------------------------------------------------------------------------------------------------------------------------------
Andrew McMahon                         Executive Vice President (since September 2005), MONY Life and MONY America; prior thereto, Senior Vice President (March 2005 to September 2005). Senior Executive Vice
                                       President and President, Financial Protection and Wealth Management (since January 2010),
                                       AXA Equitable and AXA Equitable Financial Services, LLC; prior thereto, Executive Vice
                                       President (September 2005 to January 2010), Senior Vice President (March 2005 to September
                                       2005). Director (since December 2005) and Chairman of the Board (since July 2007); prior thereto, Vice Chairman of the Board (December 2005 until July 2007), AXA Network, LLC, AXA
                                       Network of Connecticut, Maine and New York, LLC, AXA Network Insurance Agency of
                                       Massachusetts, LLC. Director and Vice Chairman of the Board (since January 2006), MONY
                                       Brokerage, Inc and its subsidiaries. Director (since February 2007) and Chairman of the
                                       Board (since July 2007), AXA Advisors, LLC. Partner (June 1997 to March 2005), McKinsey &
                                       Company.
-----------------------------------------------------------------------------------------------------------------------------------
Charles A. Marino                      Executive Vice President (since September 2006) and Chief Actuary (since September 2005),
                                       AXA Equitable, prior thereto, Senior Vice President (September 2000 to September 2006),
                                       Actuary (May 1998 to September 2005), Vice President (May 1998 to September 2000),
                                       Assistant Vice President (October 1991 to May 1998); Executive Vice President (since
                                       September 2006) and Chief Actuary (since September 2005), MONY Life and MONY America, prior thereto, Senior Vice President (July 2004 to September 2006); Executive Vice
                                       President (since September 2006) and Chief Actuary (since September 2005), AXA Equitable
                                       Financial Services, LLC, prior thereto, Senior Vice President (September 2000 to September
                                       2006), Actuary (September 1999 to September 2005). Director and Vice President (since
                                       December 2003), AXA Financial (Bermuda) Ltd. Senior Vice President and Appointed Actuary,
                                       AXA Equitable Life and Annuity Company. Director (since May 2007) and President (since
                                       January 2008), U.S. Financial Life Insurance Company, prior thereto, Senior Vice President
                                       (December 2004 to January 2008) and Chief Actuary (August 2006 to January 2008); Appointed
                                       Actuary (December 2004 to August 2006). Senior Vice President and Actuary, AXA Corporate
                                       Solutions Life Reinsurance Company.
-----------------------------------------------------------------------------------------------------------------------------------
Kevin E. Murray                        Executive Vice President and Chief Information Officer (February 2005 to present) of MONY
                                       Life and MONY America. Executive Vice President and Chief Information Officer (February
                                       2005 to present); prior thereto, Senior Vice President (September 2004 to February 2005)
                                       AXA Equitable. Senior Vice President (February 2005 to present) of AXA Equitable Financial
                                       Services, LLC. Senior Vice President / Group Chief Information Officer (1996 to September
                                       2004) of AIG.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
Andrew Raftis                          Senior Vice President and Auditor, AXA Financial, Inc., AXA Equitable Financial Services,
                                       LLC, MONY Life Insurance Company and MONY Life Insurance Company of America (since
                                       September 2007); Deputy Head of AXA Group Audit, GIE AXA (January 2002 to June 2007);
                                       Group Risk Management Executive, AXA Asia Pacific (October 1997 to December 2001); Group
                                       Compliance Manager and Corporate Lawyer, AXA National Mutual (February 1989 to October
                                       1997); Lawyer, Molomby & Molomby (Middletons) (February 1986 to January 1989).
-----------------------------------------------------------------------------------------------------------------------------------
Anthony F. Recine                      Senior Vice President, Chief Compliance Officer and Associate General Counsel (February
                                       2005 to present) of MONY Life and MONY America. Senior Vice President, Chief Compliance
                                       Officer (February 2005 to present), and Deputy General Counsel (February 2010 to present)
                                       AXA Equitable and AXA Equitable Financial Services, LLC, prior thereto, Senior Vice
                                       President, Chief Compliance Officer and Associate General Counsel (February 2005 to
                                       February 2010), AXA Equitable and AXA Equitable Financial Services, LLC, Vice President,
                                       Deputy General and Chief Litigation Counsel (2000 to February 2005) of The MONY Group;
                                       prior thereto, Vice President and Chief Litigation Counsel (1990 to 2000).
-----------------------------------------------------------------------------------------------------------------------------------
James A. Shepherdson                   Executive Vice President (since September 2005), MONY Life and MONY America. Senior
                                       Executive Vice President and President, Retirement Savings (since January 2010), AXA
                                       Equitable and AXA Equitable Financial Services, LLC, prior thereto, Executive Vice
                                       President (September 2005 to January 2010). Director (since August 2005), AXA Advisors,
                                       LLC. Director, Chairman of the Board, President and Chief Executive Officer (since August
                                       2005), AXA Distributors, LLC, AXA Distributors Insurance Agency, LLC, AXA Distributors
                                       Insurance Agency of Alabama, LLC, AXA Distributors Insurance Agency of Massachusetts, LLC.
                                       Chief Executive Officer (February 2003 to August 2005), John Hancock Financial Services /
                                       John Hancock Funds. Co-Chief Executive Officer (March 2000 to June 2002), Met Life
                                       Investors Group.
-----------------------------------------------------------------------------------------------------------------------------------
Richard V. Silver                      Executive Vice President and General Counsel, MONY Life and MONY America (since July
                                       2004); Executive Vice President and General Counsel, LLC, MONY Holdings, LLC (July 2004
                                       until November 2007); Senior Executive Vice President, Chief Administrative Officer and
                                       Chief Legal Officer (since January 2010), AXA Equitable. Prior thereto, Executive Vice
                                       President (since September 2001) and General Counsel (November 1999 to January 2010),
                                       Senior Vice President (February 1995 to September 2001), Deputy General Counsel (October
                                       1996 to November 1999). Executive Vice President and General Counsel (since September
                                       2001), AXA Financial; prior thereto, Senior Vice President and Deputy General Counsel
                                       (October 1996 to September 2001). Executive Vice President (since September 2001) and
                                       General Counsel (since November 1999), AXA Equitable Financial Services, LLC. Executive
                                       Vice President (since September 2001) and General Counsel (since December 1999), AXA
                                       Equitable Life and Annuity Company. Director, Executive Vice President and General Counsel
                                       (since July 2004), MONY Financial Services, Inc. Director (since January 2007), AXA
                                       Distribution Holding Corporation. Previously, Director of AXA Advisors, LLC.
-----------------------------------------------------------------------------------------------------------------------------------
Mary Fernald                           Senior Vice President and Chief Underwriting Officer of AXA Equitable, AXA Equitable
                                       Financial Services, LLC, MONY Life and MONY America (September 2008 to present); Senior
                                       Vice President, Chief Underwriter of Scottish Re (2000 to September 2008).
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Retirement Investment Account(R)
--------------------------------------------------------------------------------

                      SEPARATE ACCOUNTS UNITS OF INTEREST
                         UNDER GROUP ANNUITY CONTRACTS


                                     FUNDS
--------------------------------------------------------------------------------

POOLED SEPARATE ACCOUNTS

o    AllianceBernstein Balanced, Separate Account No. 10 -- Pooled

o    AllianceBernstein Bond, Separate Account No. 13 -- Pooled

o    AllianceBernstein Common Stock, Separate Account No. 4 -- Pooled

o    AllianceBernstein Mid Cap Growth, Separate Account No. 3 -- Pooled


SEPARATE ACCOUNT NO. 66

o    Multimanager Multi-Sector Bond
o    Multimanager Small Cap Value
o    Multimanager Technology
o    EQ/AllianceBernstein International
o    EQ/AllianceBernstein Small Cap Growth
o    EQ/BlackRock Basic Value Equity
o    EQ/BlackRock International Value
o    EQ/Calvert Socially Responsible
o    EQ/Capital Guardian Growth
o    EQ/Capital Guardian Research

o    EQ/Equity Growth PLUS
o    EQ/Equity 500 Index

o    EQ/Global Multi-Sector Equity
o    EQ/Intermediate Government Bond Index
o    EQ/International Core PLUS
o    EQ/JPMorgan Value Opportunities
o    EQ/Large Cap Core PLUS
o    EQ/Large Cap Growth Index
o    EQ/Large Cap Growth PLUS
o    EQ/Large Cap Value PLUS
o    EQ/Mid Cap Index
o    EQ/Mid Cap Value PLUS
o    EQ/Money Market
o    EQ/Quality Bond Plus
o    EQ/T. Rowe Price Growth Stock

o    EQ/Wells Fargo Advantage Omega Growth



                                       OF
                      AXA EQUITABLE LIFE INSURANCE COMPANY

                      BY PHONE:                   BY REGULAR MAIL (CORRESPONDENCE       BY REGISTERED, CERTIFIED, OR OVERNIGHT
                                                     AND CONTRIBUTION CHECKS):           DELIVERY (CONTRIBUTION CHECKS ONLY):
                   1-800-967-4560                          AXA Equitable                             AXA Equitable
  (service consultants are available weekdays              P.O. Box 8095                              30 Dan Road
     9 a.m. to 5 p.m. Eastern time)                    Boston, MA 02266-8095                       Canton, MA 02021

-----------------------------------------------------------------------------------------------------------------------------------
                                              FINANCIAL STATEMENTS INDEX
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               Page
-----------------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT NOS. 13 (POOLED),   Report of Independent Registered Public Accounting Firm...............   FSA-1
10 (POOLED), 4 (POOLED), 3 (POOLED)
AND 66 (POOLED)
-----------------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 13 (POOLED)     Statement of Assets and Liabilities, December 31, 2009................   FSA-2
                                     Statement of Operations for the Year Ended December 31, 2009..........   FSA-3
                                     Statements of Changes in Net Assets for the Years
                                     Ended December 31, 2009 and 2008......................................   FSA-4
                                     Portfolio of Investments, December 31, 2009...........................   FSA-5
-----------------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 10 (POOLED)     Statement of Assets and Liabilities, December 31, 2009................  FSA-12
                                     Statement of Operations for the Year Ended December 31, 2009..........  FSA-13
                                     Statements of Changes in Net Assets for the Years
                                     Ended December 31, 2009 and 2008......................................  FSA-14
                                     Portfolio of Investments, December 31, 2009...........................  FSA-15
-----------------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)      Statement of Assets and Liabilities, December 31, 2009................  FSA-28
                                     Statement of Operations for the Year Ended December 31, 2009..........  FSA-29
                                     Statements of Changes in Net Assets for the Years
                                     Ended December 31, 2009 and 2008......................................  FSA-30
                                     Portfolio of Investments, December 31, 2009...........................  FSA-31
-----------------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 3 (POOLED)      Statement of Assets and Liabilities, December 31, 2009................  FSA-40
                                     Statements of Operations for the Year Ended December 31, 2009.........  FSA-41
                                     Statements of Changes in Net Assets for the Years
                                     Ended December 31, 2009 and 2008......................................  FSA-42
                                     Portfolio of Investments, December 31, 2009...........................  FSA-43
-----------------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 66 (POOLED)     Statements of Assets and Liabilities, December 31, 2009...............  FSA-46
                                     Statements of Operations for the Year Ended December 31, 2009.........  FSA-57
                                     Statements of Changes in Net Assets for the Years
                                     Ended December 31, 2009 and 2008......................................  FSA-67
-----------------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT NOS. 13 (POOLED),   Notes to Financial Statements.........................................  FSA-80
10 (POOLED), 4 (POOLED), 3 (POOLED)
AND 66 (POOLED)
-----------------------------------------------------------------------------------------------------------------------------------
AXA EQUITABLE LIFE                   Reports of Independent Registered Public Accounting Firm..............     F-1
INSURANCE COMPANY                    Consolidated Balance Sheets as of December 31, 2009 and 2008..........     F-2
                                     Consolidated Statements of Earnings, Years
                                     Ended December 31, 2009, 2008 and 2007................................     F-3
                                     Consolidated Statements of Shareholder's Equity, Years
                                     Ended December 31, 2009, 2008 and 2007................................     F-5
                                     Consolidated Statements of Comprehensive Income, Years
                                     Ended December 31, 2009, 2008 and 2007................................     F-6
                                     Consolidated Statements of Cash Flows, Years
                                     Ended December 31, 2009, 2008 and 2007................................     F-7
                                     Notes to Consolidated Financial Statements............................     F-9
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               The financial statements of the Funds reflect fees, charges and other expenses of the Separate Accounts applicable to contracts under RIA as in effect during the periods covered, as well as the expense charges made in accordance with the terms of all other contracts participating in the respective Funds.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors of
AXA Equitable Life Insurance Company
and Contractowners of Separate Account Nos. 13, 10, 4, 3 and 66 of AXA Equitable Life Insurance Company:


In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of Separate Account Nos. 13 (Pooled), 10 (Pooled), 4 (Pooled), 3 (Pooled), and each of the Separate Variable Investment Options of 66 of AXA Equitable Life Insurance Company ("AXA Equitable") at December 31, 2009, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of AXA Equitable's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, brokers and the underlying funds' transfer agents, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
New York, New York
April 19, 2010

                                     FSA-1

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 13 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

Statement of Assets and Liabilities
DECEMBER 31, 2009

------------------------------------------------------------------------------------
ASSETS:
Investments (Notes 2 and 3):
 Long-term debt securities -- at value (amortized cost: $17,378,499)  .  $17,371,960
Cash...................................................................      152,734
Receivable for investment securities sold..............................      228,029
Interest and other receivables.........................................      197,014
------------------------------------------------------------------------------------
Total assets...........................................................   17,949,737
------------------------------------------------------------------------------------
LIABILITIES:
Payable for investment securities purchased............................       40,130
Due to AXA Equitable's General Account.................................           12
Due to custodian.......................................................        4,933
Accrued expenses.......................................................       20,208
------------------------------------------------------------------------------------
Total liabilities......................................................       65,283
------------------------------------------------------------------------------------
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION...........  $17,884,454
====================================================================================


                                                    UNITS OUTSTANDING    UNIT VALUES
                                                    -----------------    -----------
Institutional ....................................        1,641          $ 10,888.23
RIA ..............................................          125              100.78

The accompanying notes are an integral part of these financial statements.

                                     FSA-2

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 13 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

Statement of Operations
YEAR ENDED DECEMBER 31, 2009

----------------------------------------------------------------------------------
INVESTMENT INCOME (NOTE 2):
Interest.............................................................  $  845,829
----------------------------------------------------------------------------------
EXPENSES (NOTE 6):
Operating and expense charges........................................      (7,076)
----------------------------------------------------------------------------------
Total expenses.......................................................      (7,076)
----------------------------------------------------------------------------------
Net investment income................................................     838,753
----------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 2):
Realized gain from security transactions.............................     180,782
Change in unrealized appreciation/depreciation of investments........   1,151,694
----------------------------------------------------------------------------------
Net realized and unrealized gain on investments......................   1,332,476
----------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS ATTRIBUTABLE TO OPERATIONS................  $2,171,229
=================================================================================

The accompanying notes are an integral part of these financial statements.

                                     FSA-3

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 13 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

Statements of Changes in Net Assets

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                     YEAR ENDED
                                                                                        DECEMBER 31, 2009   DECEMBER 31, 2008
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income.................................................................    $    838,753        $    970,731
Net realized gain on investments......................................................         180,782             836,901
Change in unrealized appreciation/depreciation of investments.........................       1,151,694          (1,218,892)
-----------------------------------------------------------------------------------------------------------------------------
Net increase in net assets attributable to operations.................................       2,171,229             588,740
-----------------------------------------------------------------------------------------------------------------------------
FROM CONTRIBUTIONS AND WITHDRAWALS:
Contributions.........................................................................       5,000,531           5,003,743
Withdrawals...........................................................................      (7,869,891)         (6,727,239)
Asset management fees (Note 6)........................................................         (81,245)            (83,188)
Administrative fees (Note 6)..........................................................            (227)               (905)
-----------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets attributable to contributions and withdrawals..............      (2,950,832)         (1,807,589)
-----------------------------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS................................................................        (779,603)         (1,218,849)
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION - BEGINNING OF PERIOD....      18,664,057          19,882,906
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION - END OF PERIOD..........    $ 17,884,454        $ 18,664,057
=============================================================================================================================

The accompanying notes are an integral part of these financial statements.

                                     FSA-4

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 13 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2009

------------------------------------------------------------------------------------
                                                           PRINCIPAL
                                                            AMOUNT
                                                             (000)      U.S. $ VALUE
------------------------------------------------------------------------------------
LONG-TERM DEBT SECURITIES - 97.1%
CORPORATES - INVESTMENT GRADES - 42.1%
INDUSTRIAL - 21.5%
BASIC - 2.4%
BHP Billiton Finance USA Ltd.
   7.25%, 3/01/16.....................................      $ 8            $ 9,118
Celulosa Arauco Y Constitucion
   8.625%, 8/15/10....................................       14             14,661
The Dow Chemical Co.
   8.55%, 5/15/19.....................................       77             91,872
Eastman Chemical
   5.50%, 11/15/19....................................       13             12,959
EI Du Pont de Nemours & Co.
   5.875%, 1/15/14....................................       27             29,825
Freeport-McMoRan Copper & Gold, Inc.
   8.375%, 4/01/17....................................       60             65,700
Ispat Inland ULC
   9.75%, 4/01/14.....................................       10             10,500
Lubrizol Corp
   8.875%, 2/01/19....................................       40             49,731
Packaging Corp. of America
   5.75%, 8/01/13.....................................       45             48,227
PPG Industries, Inc.
   5.75%, 3/15/13.....................................       40             42,708
Rio Tinto Finance USA Ltd.
   6.50%, 7/15/18.....................................       50             54,924
                                                                           -------
                                                                           430,225
                                                                           -------
CAPITAL GOODS - 1.8%
Boeing Co.
   6.00%, 3/15/19.....................................       45             48,832
CRH America, Inc.
   5.625%, 9/30/11....................................       49             51,509
John Deere Capital Corp.
   5.25%, 10/01/12....................................       45             48,597
Lafarge SA
   6.50%, 7/15/16.....................................       15             15,903
Republic Services, Inc.
   5.50%, 9/15/19.....................................       25             25,386
Tyco International Finance SA
   6.00%, 11/15/13....................................       25             27,385
   8.50%, 1/15/19.....................................       30             36,232
United Technologies Corp.
   4.875%, 5/01/15....................................       29             31,129
Vulcan Materials Co.
   5.60%, 11/30/12....................................       40             42,542
                                                                           -------
                                                                           327,515
                                                                           -------

------------------------------------------------------------------------------------
                                                           PRINCIPAL
                                                            AMOUNT
                                                             (000)      U.S. $ VALUE
------------------------------------------------------------------------------------
COMMUNICATIONS - MEDIA - 2.5%
BSKYB Finance UK PLC
   5.625%, 10/15/15...................................     $ 55            $60,029
CBS Corp.
   5.625%, 8/15/12....................................       10             10,453
   6.625%, 5/15/11....................................       63             66,021
Comcast Corp.
   5.50%, 3/15/11.....................................      120            125,577
DirecTV Holdings LLC / DirecTV Financing Co., Inc.
   4.75%, 10/01/14....................................       25             25,483
News America Holdings, Inc.
   9.25%, 2/01/13.....................................       45             52,503
Reed Elsevier Capital, Inc.
   8.625%, 1/15/19....................................       20             24,335
RR Donnelley & Sons Co.
   4.95%, 4/01/14.....................................       15             15,005
Time Warner Cable, Inc.
   7.50%, 4/01/14.....................................       45             51,848
WPP Finance UK
   5.875%, 6/15/14....................................       25             25,818
                                                                           -------
                                                                           457,072
                                                                           -------
COMMUNICATIONS - TELECOMMUNICATIONS - 3.7%
British Telecommunications PLC
   9.125%, 12/15/10 (a)...............................       85             91,062
Embarq Corp.
   7.082%, 6/01/16....................................       65             71,798
New Cingular Wireless Services, Inc.
   7.875%, 3/01/11....................................       60             64,464
Qwest Corp.
   7.50%, 10/01/14....................................       60             62,325
Telecom Italia Capital SA
   5.25%, 11/15/13....................................      115            120,956
   6.175%, 6/18/14....................................       35             37,936
Verizon Communications, Inc.
   4.90%, 9/15/15.....................................       15             15,921
   5.25%, 4/15/13.....................................       35             37,729
Verizon New Jersey, Inc.
   Series A
   5.875%, 1/17/12....................................       30             31,963
Vodafone Group PLC
   5.00%, 12/16/13....................................       20             21,177
   5.50%, 6/15/11.....................................       35             36,913
   5.75%, 3/15/16.....................................       60             64,536
                                                                           -------
                                                                           656,780
                                                                           -------
CONSUMER CYCLICAL - AUTOMOTIVE - 0.8%
Daimler Finance North America LLC
   7.30%, 1/15/12.....................................        8              8,697
   7.75%, 1/18/11.....................................        4              4,253

                                      FSA-5

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 13 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2009 (Continued)

------------------------------------------------------------------------------------
                                                           PRINCIPAL
                                                            AMOUNT
                                                             (000)      U.S. $ VALUE
------------------------------------------------------------------------------------
   8.00%, 6/15/10.....................................      $50            $51,507
Harley-Davidson Funding Corp.
   5.75%, 12/15/14....................................       20             20,305
Johnson Controls, Inc.
   5.50%, 1/15/16.....................................       50            $50,854
                                                                           -------
                                                                           135,616
                                                                           -------
CONSUMER CYCLICAL - ENTERTAINMENT - 0.8%
Historic TW, Inc.
   9.125%, 1/15/13....................................       43             49,894
Turner Broadcasting System, Inc.
   8.375%, 7/01/13....................................       11             12,535
Viacom, Inc.
   5.625%, 9/15/19....................................       40             41,764
The Walt Disney Co.
   5.50%, 3/15/19.....................................       35             37,500
                                                                           -------
                                                                           141,693
                                                                           -------
CONSUMER CYCLICAL - OTHER - 0.1%
Toll Brothers Finance Corp.
   5.15%, 5/15/15.....................................       10              9,568
   6.875%, 11/15/12...................................        5              5,237
                                                                           -------
                                                                            14,805
                                                                           -------
CONSUMER CYCLICAL - RETAILERS - 0.3%
Target Corp.
   6.35%, 1/15/11.....................................       47             49,630
                                                                           -------
CONSUMER NON-CYCLICAL - 4.7%
Altria Group, Inc.
   9.70%, 11/10/18....................................       35             43,266
Bottling Group LLC
   6.95%, 3/15/14.....................................       40             46,024
Bunge Ltd. Finance Corp.
   5.10%, 7/15/15.....................................       26             25,778
Cadbury Schweppes US Finance LLC
   5.125%, 10/01/13...................................       45             46,799
Campbell Soup Co.
   6.75%, 2/15/11.....................................       40             42,559
Cardinal Health Inc
   5.80%, 10/15/16....................................       50             50,292
The Coca-Cola Co.
   5.35%, 11/15/17....................................       40             43,089
ConAgra Foods, Inc.
   7.875%, 9/15/10....................................        3              3,141
Delhaize Group SA
   5.875%, 2/01/14....................................       15             16,110
Diageo Capital PLC
   7.375%, 1/15/14....................................       40             46,273
Fisher Scientific International, Inc.
   6.125%, 7/01/15....................................       55             56,719
Fortune Brands, Inc.


------------------------------------------------------------------------------------
                                                          PRINCIPAL
                                                           AMOUNT
                                                            (000)       U.S. $ VALUE
------------------------------------------------------------------------------------
   5.375%, 1/15/16....................................      $65            $64,698
Johnson & Johnson
   5.55%, 8/15/17.....................................       40             44,120
Pepsico, Inc.
   4.65%, 2/15/13.....................................       40             42,727
Pfizer, Inc.
   5.35%, 3/15/15.....................................       45             49,181
The Procter & Gamble Co.
   4.70%, 2/15/19.....................................       43             44,018
Reynolds American, Inc.
   7.25%, 6/01/13.....................................       40             43,641
   7.625%, 6/01/16....................................       10             10,902
Safeway, Inc.
   5.80%, 8/15/12.....................................       65             70,203
   6.50%, 3/01/11.....................................       10             10,569
Wyeth
   5.50%, 2/01/14.....................................       36             39,221
                                                                           -------
                                                                           839,330
                                                                           -------
ENERGY - 2.4%
Anadarko Petroleum Corp.
   5.95%, 9/15/16.....................................       52             56,248
Apache Corp.
   5.25%, 4/15/13.....................................       30             32,150
Baker Hughes, Inc.
   6.50%, 11/15/13....................................       20             22,575
Canadian Natural Resources Ltd.
   5.15%, 2/01/13.....................................       15             15,965
Conoco Funding Co.
   6.35%, 10/15/11....................................       75             81,597
Nabors Industries, Inc.
   9.25%, 1/15/19.....................................       45             55,112
Noble Energy, Inc.
   8.25%, 3/01/19.....................................       44             52,641
Valero Energy Corp.
   6.875%, 4/15/12....................................       50             54,594
Weatherford International Ltd.
   5.15%, 3/15/13.....................................       20             20,945
   6.00%, 3/15/18.....................................       10             10,070
   9.625%, 3/01/19....................................       25             31,168
                                                                           -------
                                                                           433,065
                                                                           -------
TECHNOLOGY - 1.5%
Cisco Systems, Inc.
   5.25%, 2/22/11.....................................       40             41,973
Computer Sciences Corp.
   5.50%, 3/15/13.....................................       25             26,505
Electronic Data Systems Corp.
   Series B
   6.00%, 8/01/13 (a).................................       55             60,798

                                      FSA-6

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 13 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2009 (Continued)

------------------------------------------------------------------------------------
                                                          PRINCIPAL
                                                           AMOUNT
                                                            (000)       U.S. $ VALUE
------------------------------------------------------------------------------------
Motorola, Inc.
   7.625%, 11/15/10...................................      $ 7          $   7,252
Oracle Corp.
   5.25%, 1/15/16.....................................       70             75,590
Xerox Corp.
   7.625%, 6/15/13....................................       50             50,998
   8.25%, 5/15/14.....................................       10             11,471
                                                                         ---------
                                                                           274,587
                                                                         ---------
TRANSPORTATION - AIRLINES - 0.2%
Southwest Airlines Co.
   5.25%, 10/01/14....................................       15             15,193
   5.75%, 12/15/16....................................       25             24,708
                                                                         ---------
                                                                            39,901
                                                                         ---------
TRANSPORTATION - SERVICES - 0.3%
Fedex Corp
   8.00%, 1/15/19.....................................       40             48,178
                                                                         ---------
                                                                         3,848,397
                                                                         ---------
FINANCIAL INSTITUTIONS - 16.5%
BANKING - 9.6%
American Express Co.
   7.25%, 5/20/14.....................................       60             67,702
   8.125%, 5/20/19....................................       40             47,402
Bank of America Corp.
   4.50%, 8/01/10.....................................      145            148,033
   7.40%, 1/15/11.....................................       21             22,229
BB&T Corp.
   6.50%, 8/01/11.....................................       50             53,105
The Bear Stearns Co., Inc.
   5.30%, 10/30/15....................................       65             68,748
   5.55%, 1/22/17.....................................       65             65,019
Citigroup, Inc.
   4.625%, 8/03/10....................................      100            102,034
   5.00%, 9/15/14.....................................       81             78,086
   6.50%, 8/19/13................................. ...       40             42,608
Comerica, Inc.
   4.80%, 5/01/15.....................................       55             50,871
Countrywide Financial Corp.
   5.80%, 6/07/12.....................................       12             12,738
Countrywide Home Loans, Inc.
   Series L
   4.00%, 3/22/11.....................................       17             17,362
Deutsche Bank Financial LLC
   5.375%, 3/02/15....................................       55             57,366
The Goldman Sachs Group, Inc.
   4.75%, 7/15/13.....................................       55             57,543
   5.625%, 1/15/17....................................       65             66,388
   7.50%, 2/15/19.....................................       50             58,290
JP Morgan Chase & Co.
   6.75%, 2/01/11.....................................      155            163,502


------------------------------------------------------------------------------------
                                                          PRINCIPAL
                                                           AMOUNT
                                                            (000)       U.S. $ VALUE
------------------------------------------------------------------------------------
Merrill Lynch & Co Inc
   5.77%, 7/25/11.....................................    $ 47           $  49,686
Morgan Stanley
   5.30%, 3/01/13.....................................      70              73,780
   6.625%, 4/01/18....................................      60              64,870
   6.75%, 4/15/11.....................................      47              49,796
Regions Financial Corp.
   7.00%, 3/01/11.....................................      35              34,479
Royal Bank of Scotland Group PLC
   5.00%, 10/01/14....................................      55              48,607
Union Planters Corp.
   7.75%, 3/01/11.....................................      34              33,804
Wachovia Corp.
   5.35%, 3/15/11.....................................      20              20,854
   5.50%, 5/01/13.....................................      55              58,428
Wells Fargo & Co.
   4.20%, 1/15/10.....................................      25              25,022
   5.625%, 12/11/17...................................      80              83,213
                                                                         ---------
                                                                         1,721,565
                                                                         ---------
BROKERAGE - 0.1%
Ameriprise Financial, Inc.
   5.65%, 11/15/15....................................      20              21,088
                                                                         ---------
FINANCE - 2.7%
General Electric Capital Corp.
   4.80%, 5/01/13.....................................     195             203,827
   5.625%, 5/01/18....................................      20              20,495
HSBC Finance Corp.
   5.90%, 6/19/12.....................................     100             106,859
   7.00%, 5/15/12.....................................      60              65,242
SLM Corp.
   Series A
   4.50%, 7/26/10.................. ..................      75              74,731
                                                                         ---------
                                                                           471,154
                                                                         ---------
INSURANCE - 3.6%
Aegon NV
   4.75%, 6/01/13.....................................      10              10,055
Aetna, Inc.
   6.00%, 6/15/16.....................................      20              20,998
Allstate Life Global Funding Trusts
   5.375%, 4/30/13....................................      55              58,711
American International Group, Inc.
   4.25%, 5/15/13 (a).................................      30              27,711
Assurant, Inc.
   5.625%, 2/15/14....................................      30              30,760
Berkshire Hathaway Finance Corp.
   4.20%, 12/15/10....................................      45              46,588

                                      FSA-7

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 13 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2009 (Continued)

------------------------------------------------------------------------------------
                                                          PRINCIPAL
                                                           AMOUNT
                                                            (000)       U.S. $ VALUE
------------------------------------------------------------------------------------
Coventry Health Care, Inc.
   5.95%, 3/15/17.....................................     $35           $  31,737
   6.125%, 1/15/15....................................       5               4,776
   6.30%, 8/15/14.....................................      15              14,671
Humana, Inc.
   6.30%, 8/01/18.....................................      10               9,685
   6.45%, 6/01/16.....................................      10              10,108
   7.20%, 6/15/18.....................................      40              40,910
Liberty Mutual Group, Inc.
   5.75%, 3/15/14.....................................      30              29,570
Lincoln National Corp.
   8.75%, 7/01/19.....................................      12              13,711
MetLife, Inc.
   5.375%, 12/15/12...................................      15              15,942
   7.717%, 2/15/19....................................      14              16,452
Principal Financial Group, Inc.
   7.875%, 5/15/14....................................      35              38,629
Prudential Financial, Inc.
   5.15%, 1/15/13.....................................      35              36,819
   6.20%, 1/15/15.....................................      10              10,759
   Series D
   7.375%, 6/15/19....................................       5               5,606
The Travelers Cos, Inc.
   5.50%, 12/01/15....................................      30              32,498
UnitedHealth Group, Inc.
   5.25%, 3/15/11.....................................      50              51,810
Wellpoint, Inc.
   5.875%, 6/15/17....................................      10              10,302
   7.00%, 2/15/19.....................................      20              22,369
XL Capital Ltd.
   5.25%, 9/15/14.....................................      55              53,863
                                                                         ---------
                                                                           645,040
                                                                         ---------
REITS - 0.5%
Nationwide Health Properties, Inc.
   6.50%, 7/15/11.....................................      15              15,597
Simon Property Group LP
   5.00%, 3/01/12.....................................      20              20,672
   5.625%, 8/15/14....................................      55              56,647
                                                                         ---------
                                                                            92,916
                                                                         ---------
                                                                         2,951,763
                                                                         ---------
UTILITY - 3.8%
ELECTRIC - 2.9%
Allegheny Energy Supply
   5.75%, 10/15/19....................................      50              48,566
American Transmission Systems
   5.25%, 1/15/22.....................................      20              19,749
Carolina Power & Light Co.
   6.50%, 7/15/12.....................................      95             104,156
FirstEnergy Corp.


------------------------------------------------------------------------------------
                                                          PRINCIPAL
                                                           AMOUNT
                                                            (000)       U.S. $ VALUE
------------------------------------------------------------------------------------
   Series B
   6.45%, 11/15/11.................................... $       34      $  36,457
MidAmerican Energy Holdings Co.
   5.875%, 10/01/12...................................         35         38,118
Nisource Finance Corp.
   7.875%, 11/15/10...................................         55         57,660
Pacific Gas & Electric Co.
   4.80%, 3/01/14.....................................         65         69,030
PSEG Power LLC
   7.75%, 4/15/11.....................................         45         48,152
Public Service Company of Colorado
   Series 10
   7.875%, 10/01/12...................................         30         34,422
The Southern Co.
   Series A
   5.30%, 1/15/12.....................................         19         20,357
SPI Electricity & Gas Australia Holdings Pty Ltd.
   6.15%, 11/15/13....................................         30         31,309
Union Electric Co.
   6.70%, 2/01/19.....................................         10         11,041
                                                                       ---------
                                                                         519,017
                                                                       ---------
NATURAL GAS - 0.9%
Duke Energy Field Services Corp.
   7.875%, 8/16/10....................................         15         15,594
Energy Transfer Partners
   5.65%, 8/01/12.....................................         60         63,771
Enterprise Products Operating LLC
   Series G
   5.60%, 10/15/14....................................         35         37,269
Williams Co., Inc.
   8.125%, 3/15/12....................................         32         34,991
                                                                       ---------
                                                                         151,625
                                                                       ---------
                                                                         670,642
                                                                       ---------
NON CORPORATE SECTORS - 0.3%
AGENCIES - NOT GOVERNMENT GUARANTEED - 0.3%
Petrobras International Finance
   5.75%, 1/20/20.....................................         60         61,037
                                                                       ---------
Total Corporates - Investment Grades.                                  7,531,839
                                                                       ---------
GOVERNMENTS - TREASURIES - 24.6%
UNITED STATES - 24.6%
U.S. Treasury Bonds
   3.75%, 11/15/18....................................        545        545,157
U.S. Treasury Notes
   0.875%, 5/31/11....................................        735        735,890
   1.75%, 11/15/11 - 1/31/14..........................      1,270      1,260,743
   2.375%, 8/31/14....................................        565        560,851
   2.625%, 7/31/14....................................        135        135,675

                                      FSA-8

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 13 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2009 (Continued)

------------------------------------------------------------------------------------
                                                          PRINCIPAL
                                                           AMOUNT
                                                            (000)       U.S. $ VALUE
------------------------------------------------------------------------------------
   4.25%, 11/15/17....................................     $1,110       $1,163,419
                                                                        ----------
Total Governments - Treasuries........................                   4,401,735
                                                                        ----------
AGENCIES - 16.2%
AGENCY DEBENTURES - 16.2%
Federal Home Loan Bank
   5.00%, 11/17/17....................................        115          124,398
Federal National Mortgage Association
   3.25%, 4/09/13.....................................      1,990        2,065,299
   5.375%, 6/12/17....................................        645          715,150
                                                                        ----------
Total Agencies........................................                   2,904,847
                                                                        ----------
COMMERCIAL MORTGAGE-BACKED SECURITIES - 6.1%
NON-AGENCY FIXED RATE CMBS - 6.1%
Banc of America Commercial Mortgage, Inc.
   Series 2007-5, Class A4
   5.492%, 2/10/51....................................        120          101,236
Commercial Mortgage Pass Through Certificates
   Series 2007-C9, Class A4
   5.816%, 12/10/49...................................        135          122,428
Credit Suisse Mortgage Capital Certificates
   Series 2006-C3, Class A3
   5.826%, 6/15/38....................................         90           77,343
   Series 2006-C5, Class A3
   5.311%, 12/15/39...................................         50           41,711
CS First Boston Mortgage Securities Corp.
   Series 2004-C1, Class A4
   4.75%, 1/15/37.....................................         60           59,245
JP Morgan Chase Commercial Mortgage Securities Corp.
   Series 2006-CB15, Class A4
   5.814%, 6/12/43....................................         90           86,611
   Series 2006-CB17, Class A4
   5.429%, 12/12/43...................................         95           89,741
   Series 2007-C1, Class A4
   5.716%, 2/15/51....................................        120           95,240
   Series 2007-LD11, Class A4
   5.818%, 6/15/49....................................        110           95,793
LB-UBS Commercial Mortgage Trust
   Series 2004-C4, Class A4
   5.224%, 6/15/29....................................         35           34,872
   Series 2006-C6, Class A4
   5.372%, 9/15/39....................................        110          104,858
Wachovia Bank Commercial Mortgage Trust
   Series 2007-C31, Class A4
   5.509%, 4/15/47....................................         95           76,233
   Series 2007-C32, Class A3
   5.74%, 6/15/49.....................................        120           97,979
                                                                        ----------
Total Commercial Mortgage-Backed Securities                              1,083,290
                                                                        ----------


------------------------------------------------------------------------------------
                                                          PRINCIPAL
                                                           AMOUNT
                                                            (000)       U.S. $ VALUE
------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 1.4%
HOME EQUITY LOANS - FLOATING RATE - 1.0%
Credit-Based Asset Servicing and Securitization LLC
   Series 2003-CB1, Class AF
   3.95%, 1/25/33 (b).................................     $ 52        $ 45,040
HFC Home Equity Loan Asset Backed Certificates
   Series 2007-2, Class M1
   0.543%, 7/20/36 (b)................................       80          28,360
   Series 2007-2, Class M2
   0.603%, 7/20/36 (b)................................       80          26,642
Indymac Residential Asset Backed Trust
   Series 2006-D, Class 2A2
   0.341%, 11/25/36 (b)...............................      115          82,063
RAAC Series
   Series 2006-SP3, Class A1
   0.311%, 8/25/36 (b)................................        2           2,374
                                                                     ----------
                                                                        184,479
                                                                     ----------
OTHER ABS - FIXED RATE - 0.3%
College & University Facility Loan Trust
   Series 2, Class D
   4.00%, 6/01/18.....................................       49          41,883
                                                                     ----------
HOME EQUITY LOANS - FIXED RATE - 0.1%
Citifinancial Mortgage Securities, Inc.
   Series 2003-1, Class AFPT
   3.36%, 1/25/33.....................................       21          17,464
Home Equity Mortgage Trust
   Series 2005-4, Class A3
   4.742%, 1/25/36....................................        1             869
                                                                     ----------
                                                                         18,333
                                                                     ----------
Total Asset-Backed Securities.........................                  244,695
                                                                     ----------
GOVERNMENTS - SOVEREIGN BONDS - 1.3%
PERU - 0.3%
Republic of Peru
   8.375%, 5/03/16....................................       15          18,112
   9.875%, 2/06/15....................................       35          44,275
                                                                     ----------
                                                                         62,387
                                                                     ----------
POLAND - 0.2%
Poland Government International Bond
   6.375%, 7/15/19....................................       30          32,535
                                                                     ----------
RUSSIA - 0.8%
Russian Ministry of Finance
   Series VII
   3.00%, 5/14/11.....................................      140         140,182
                                                                     ----------
Total Governments - Sovereign Bonds.                                    235,104
                                                                     ----------

                                      FSA-9

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 13 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2009 (Continued)

------------------------------------------------------------------------------------
                                                          PRINCIPAL
                                                           AMOUNT
                                                            (000)       U.S. $ VALUE
------------------------------------------------------------------------------------
CMOS - 1.1%
NON-AGENCY ARMS - 0.8%
Bear Stearns Alt-A Trust
   Series 2006-1, Class 22A1
   5.203%, 2/25/36 (c)................................      $ 68         $ 39,752
   Series 2007-1, Class 21A1
   5.56%, 1/25/47 (c).................................        49           26,318
Citigroup Mortgage Loan Trust, Inc.
   Series 2006-AR1, Class 3A1
   5.50%, 3/25/36 (b).................................        95           61,389
Indymac Index Mortgage Loan Trust
   Series 2006-AR7, Class 4A1
   5.856%, 5/25/36 (c)................................        42           23,318
                                                                      -----------
                                                                          150,777
                                                                      -----------
NON-AGENCY FLOATING RATE - 0.3%
Countrywide Alternative Loan Trust
   Series 2006-OA14, Class 3A1
   1.394%, 11/25/46 (b)...............................       112           48,280
WaMu Mortgage Pass Through Certificates
   Series 2005-AR13, Class B1
   0.831%, 10/25/45 (b)...............................        35            2,691
   Series 2005-AR13, Class B2
   0.861%, 10/25/45 (b)...............................        35            2,549
                                                                      -----------
                                                                           53,520
                                                                      -----------
Total CMOs............................................                    204,297
                                                                      -----------
GOVERNMENTS - SOVEREIGN AGENCIES - 1.1%
UNITED KINGDOM - 1.1%
The Royal Bank of Scotland PLC
   1.45%, 10/20/11....................................       195          194,564
                                                                      -----------
INFLATION-LINKED SECURITIES - 1.1%
UNITED STATES - 1.1%
U.S. Treasury Notes
   3.00%, 7/15/12 (TIPS)..............................       150          193,902
                                                                      -----------


------------------------------------------------------------------------------------
                                                          PRINCIPAL
                                                           AMOUNT
                                                            (000)       U.S. $ VALUE
------------------------------------------------------------------------------------
CORPORATES - NON-INVESTMENT GRADES - 1.1%
INDUSTRIAL - 0.8%
BASIC - 0.1%
United States Steel Corp.
   5.65%, 6/01/13.....................................     $ 25        $    24,875
                                                                       -----------
CAPITAL GOODS - 0.4%
Masco Corp.
   5.875%, 7/15/12....................................       60             61,292
                                                                       -----------
CONSUMER CYCLICAL - RETAILERS - 0.3%
JC Penney Corp. Inc.
   7.95%, 4/01/17.....................................       55             60,087
                                                                       -----------
                                                                           146,254
                                                                       -----------
FINANCIAL INSTITUTIONS - 0.3%
BANKING - 0.1%
Zions Bancorporation
   5.50%, 11/16/15....................................       10              7,070
                                                                       -----------
FINANCE - 0.2%
American General Finance Corp.
   5.85%, 6/01/13.....................................       50             39,510
                                                                       -----------
                                                                            46,580
                                                                       -----------
Total Corporates - Non-Investment Grades                                   192,834
                                                                       -----------
QUASI-SOVEREIGNS - 0.6%
RUSSIA - 0.6%
RSHB Capital SA for OJSC Russian Agricultural Bank
   7.75%, 5/29/18.....................................      100            109,375
                                                                       -----------
MORTGAGE PASS-THRU'S - 0.4%
AGENCY FIXED RATE 30-YEAR - 0.4%
Federal Home Loan Mortgage Corp. Gold
   Series 2008
   6.50%, 5/01/35.....................................       70             75,478
                                                                       -----------
TOTAL INVESTMENTS IN LONG-TERM DEBT SECURITIES - 97.1%
   (amortized cost $17,378,499).......................                  17,371,960
Other assets less liabilities - 2.9%..................                     512,494
                                                                       -----------
NET ASSETS - 100.0%...................................                 $17,884,454
                                                                       ===========


                                     FSA-10

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 13 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2009 (Concluded)


(a) Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 2009.
(b) Floating Rate Security. Stated interest rate was in effect at December 31, 2009.
(c) Variable rate coupon, rate shown as of December 31, 2009.

The fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of December 31, 2009, the fund's total exposure to subprime investments was 2.28% of net assets. These investments are valued in accordance with the fund's Valuation Policies (see Note A for additional details).

   Glossary:
   ABS  - Asset-Backed Securities
   ARMs - Adjustable Rate Mortgages
   CMBS - Commercial Mortgage-Backed Securities
   CMOs - Collateralized Mortgage Obligations
   LP   - Limited Partnership
   OJSC - Open Joint Stock Company
   REIT - Real Estate Investment Trust
   TIPS - Treasury Inflation Protected Security

   The accompanying notes are an integral part of these financial statements.


                                     FSA-11

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

Statement of Assets and Liabilities
DECEMBER 31, 2009

------------------------------------------------------------------------------------
ASSETS:
Investments (Notes 2 and 3):
 Common stocks -- at value (cost: $22,658,639)  .                        $24,517,691
 Long-term debt securities -- at value (amortized cost: $14,780,997)  .   14,309,829
 Short-term debt securities -- at value (amortized cost: $1,195,042)  .    1,195,042
Cash...................................................................      157,505
Receivable for investment securities sold..............................      134,370
Interest and dividends receivable......................................      215,539
------------------------------------------------------------------------------------
Total assets...........................................................   40,529,976
------------------------------------------------------------------------------------
LIABILITIES:
Payable for investment securities purchased............................      646,436
Due to AXA Equitable's General Account.................................       98,090
Due to custodian.......................................................       28,337
Accrued expenses.......................................................       65,950
------------------------------------------------------------------------------------
Total liabilities......................................................      838,813
------------------------------------------------------------------------------------
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION...........  $39,691,163
====================================================================================


                                                 UNITS OUTSTANDING       UNIT VALUES
                                                 -----------------       -----------
Institutional.................................                 376      $ 20,931.14
RIA...........................................              23,359           193.55
MRP...........................................             573,279            46.33
EPP...........................................               3,722           201.26

The accompanying notes are an integral part of these financial statements.

                                     FSA-12

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Statement of Operations
YEAR ENDED DECEMBER 31, 2009

--------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (NOTE 2):
Dividends (net of foreign taxes withheld of $31,992)  .                                     $    613,874
Interest..................................................................................       646,780
--------------------------------------------------------------------------------------------------------
Total investment income...................................................................     1,260,654
--------------------------------------------------------------------------------------------------------
EXPENSES (NOTE 6):
Investment management fees................................................................      (118,138)
Operating and expense charges.............................................................      (310,287)
--------------------------------------------------------------------------------------------------------
Total expenses............................................................................      (428,425)
--------------------------------------------------------------------------------------------------------
Net investment income.....................................................................       832,229
--------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 2):
Realized loss from security and foreign currency transactions.............................    (5,399,769)
Change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and
liabilities...............................................................................    12,440,153
--------------------------------------------------------------------------------------------------------
Net realized and unrealized gains on investments..........................................     7,040,384
--------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS ATTRIBUTABLE TO OPERATIONS.....................................  $  7,872,613
========================================================================================================

The accompanying notes are an integral part of these financial statements.

                                     FSA-13

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Statements of Changes in Net Assets

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                         YEAR ENDED
                                                                                            DECEMBER 31, 2009   DECEMBER 31, 2008
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income.....................................................................    $    832,229       $   1,327,426
Net realized loss on investments and foreign currency transactions........................      (5,399,769)         (3,305,997)
Change in unrealized appreciation/depreciation of investments and foreign currency
denominated assets and liabilities........................................................      12,440,153         (14,741,359)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets attributable to operations..........................       7,872,613         (16,719,930)
---------------------------------------------------------------------------------------------------------------------------------
FROM CONTRIBUTIONS AND WITHDRAWALS:
Contributions.............................................................................       4,494,460           5,370,448
Withdrawals...............................................................................      (6,951,512)        (11,826,594)
Asset management fees (Note 6)............................................................         (51,051)            (55,141)
Administrative fees (Note 6)..............................................................         (61,647)            (93,471)
---------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets attributable to contributions and withdrawals..................      (2,569,750)         (6,604,758)
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS.........................................................       5,302,863         (23,324,688)
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- BEGINNING OF PERIOD.......      34,388,300          57,712,988
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- END OF PERIOD.............    $ 39,691,163       $  34,388,300
=================================================================================================================================

The accompanying notes are an integral part of these financial statements.

                                     FSA-14

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2009

---------------------------------------------------------------------------
COMPANY                                        SHARES     U.S. $ VALUE
---------------------------------------------------------------------------
COMMON STOCKS - 61.8%
FINANCIALS - 12.2%
CAPITAL MARKETS - 2.4%
Bank of New York Mellon Corp.............       1,400       $  39,158
Credit Suisse Group AG...................       3,343         165,574
Deutsche Bank AG (Germany)...............       1,300          92,475
Deutsche Bank AG (New York)..............       1,380          97,856
Franklin Resources, Inc..................         700          73,745
The Goldman Sachs Group, Inc.............       1,600         270,144
Julius Baer Group Ltd....................       1,000          35,192
Macquarie Group Ltd......................       1,755          76,393
Man Group PLC............................       6,100          30,320
Morgan Stanley...........................       1,500          44,400
UBS AG (a)...............................       2,461          38,209
                                                            ---------
                                                              963,466
                                                            ---------
COMMERCIAL BANKS - 5.6%
Australia & New Zealand Banking
    Group Ltd............................       4,900         100,828
Banca Popolare di Milano Scarl...........       6,200          44,299
Banco Bilbao Vizcaya Argentaria
    SA...................................       3,759          68,656
Banco Santander Central Hispano
    SA...................................      14,336         237,567
Bank of Nova Scotia......................       1,400          65,730
Barclays PLC.............................      18,700          83,270
BB&T Corp................................       1,600          40,592
Bendigo Bank Limited.....................       5,100          45,133
BNP Paribas SA...........................       2,238         179,493
Canadian Imperial Bank of
    Commerce/Canada......................         500          32,503
Commonwealth Bank of Australia...........       1,700          83,860
Credit Agricole SA.......................       2,310          40,964
Danske Bank A/S (a)......................       2,300          52,331
HSBC Holdings PLC........................      18,300         209,611
Intesa Sanpaolo SpA (a)..................       9,500          42,935
Mitsubishi UFJ Financial Group, Inc.            9,900          48,067
National Australia Bank Ltd..............       3,200          78,855
National Bank of Canada..................         800          45,969
Royal Bank of Canada.....................       1,700          91,458
Societe Generale-Class A.................         976          68,546
Standard Chartered PLC...................       4,400         111,376
Toronto-Dominion Bank....................       1,200          75,502
U.S. Bancorp.............................       2,400          54,024
UniCredito Italiano SpA (a)..............      25,248          84,856
Wells Fargo & Co.........................       5,400         145,746
Westpac Banking Corp.....................       3,700          84,188
                                                            ---------
                                                            2,216,359
                                                            ---------
CONSUMER FINANCE - 0.1%
ORIX Corp................................         600          40,411
                                                            ---------


---------------------------------------------------------------------------
COMPANY                                        SHARES     U.S. $ VALUE
---------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 1.4%
Bank of America Corp.....................       8,800       $ 132,528
Citigroup, Inc...........................      20,900          69,179
CME Group, Inc.-Class A..................         200          67,190
JP Morgan Chase & Co.....................       5,756         239,853
SNS Reaal (a)............................       3,700          22,508
                                                            ---------
                                                              531,258
                                                            ---------
INSURANCE - 2.0%
ACE Ltd..................................       2,000         100,800
Allianz SE...............................         800         100,582
Berkshire Hathaway Cl. B (a).............          10          32,860
Catlin Group Ltd.........................       8,100          44,565
Irish Life & Permanent PLC (a)...........       5,360          24,109
Manulife Financial Corp..................       2,100          38,721
MetLife, Inc.............................       1,700          60,095
Muenchener Rueckversicherungs
    AG (MunichRe)........................         500          78,101
Old Mutual PLC (a).......................      33,800          59,603
Principal Financial Group, Inc...........       1,200          28,848
QBE Insurance Group Ltd..................       3,746          86,245
Swiss Life Holding AG....................         400          51,076
The Travelers Co., Inc...................       1,654          82,468
                                                            ---------
                                                              788,073
                                                            ---------
REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.3%
ING Office Fund..........................      74,600          42,939
Unibail-Rodamco SE.......................         400          88,208
                                                            ---------
                                                              131,147
                                                            ---------
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.4%
Mitsubishi Estate Co. Ltd................       2,000          31,752
Mitsui Fudosan Co. Ltd...................       2,000          33,471
NTT Urban Development Corp...............          40          26,468
Sumitomo Realty & Development............       2,000          37,360
Tokyo Tatemono Co. Ltd...................       9,000          34,223
                                                            ---------
                                                              163,274
                                                            ---------
                                                            4,833,988
                                                            ---------
INFORMATION TECHNOLOGY - 7.5%
COMMUNICATIONS EQUIPMENT - 1.4%
Alcatel-Lucent (a).......................       9,800          33,492
Cisco Systems, Inc. (a)..................       7,200         172,368
Juniper Networks, Inc. (a)...............       1,400          37,338
Motorola, Inc. (a).......................       5,500          42,680
Nokia OYJ................................       8,230         105,327
QUALCOMM, Inc............................       1,500          69,390
Research In Motion Ltd. (a)..............         600          40,653
Tandberg ASA.............................       1,100          31,419
Telefonaktiebolaget LM Ericsson-
    Class B..............................       4,000          36,918
                                                            ---------
                                                              569,585
                                                            ---------

                                     FSA-15

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2009 (Continued)

---------------------------------------------------------------------------
COMPANY                                        SHARES     U.S. $ VALUE
---------------------------------------------------------------------------
COMPUTERS & PERIPHERALS - 2.1%
Apple, Inc. (a)..........................         700       $ 147,602
Dell, Inc. (a)...........................       6,400          91,904
EMC Corp. (a)............................       3,700          64,639
Hewlett-Packard Co.......................       3,900         200,889
International Business Machines
    Corp.................................       1,540         201,586
NetApp, Inc. (a).........................       1,400          48,146
Toshiba Corp. (a)........................       8,000          43,912
Western Digital Corp. (a)................       1,200          52,980
                                                            ---------
                                                              851,658
                                                            ---------
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 0.5%
Corning, Inc.............................       5,900         113,929
Tyco Electronics Ltd.....................       3,100          76,105
                                                            ---------
                                                              190,034
                                                            ---------
INTERNET SOFTWARE & SERVICES - 0.5%
AOL, Inc. (a)............................         387           9,009
Google, Inc.-Class A (a).................         310         192,194
                                                            ---------
                                                              201,203
                                                            ---------
IT SERVICES - 0.5%
Cap Gemini SA............................       1,500          68,803
Cognizant Technology Solutions
    Corp.-Class A (a)....................       1,000          45,300
Nihon Unisys Ltd.........................       4,400          31,336
Visa, Inc.-Class A.......................         800          69,968
                                                            ---------
                                                              215,407
                                                            ---------
OFFICE ELECTRONICS - 0.3%
Canon, Inc...............................       1,400          58,800
Konica Minolta Holdings, Inc.............       4,500          46,018
                                                            ---------
                                                              104,818
                                                            ---------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.7%
Elpida Memory, Inc. (a)..................       2,900          46,913
Intel Corp...............................       8,800         179,520
Texas Instruments, Inc...................       1,900          49,514
                                                            ---------
                                                              275,947
                                                            ---------
SOFTWARE - 1.5%
Activision Blizzard, Inc. (a)............       5,000          55,550
Adobe Systems, Inc. (a)..................       1,100          40,458
Microsoft Corp...........................      10,200         310,998
Oracle Corp..............................       5,500         134,970
Symantec Corp. (a).......................       2,200          39,358
                                                            ---------
                                                              581,334
                                                            ---------
                                                            2,989,986
                                                            ---------
ENERGY - 7.5%
ENERGY EQUIPMENT & SERVICES - 0.9%
Cameron International Corp. (a)..........       2,100          87,780
Cie Generale de Geophysique-
    Veritas (a)..........................       2,200          47,126


---------------------------------------------------------------------------
COMPANY                                        SHARES      U.S. $ VALUE
---------------------------------------------------------------------------
Ensco International PLC (Sponsored
    ADR).................................       1,000       $  39,940
Petroleum Geo-Services ASA (a)...........       5,300          61,011
Schlumberger Ltd.........................       1,600         104,144
                                                            ---------
                                                              340,001
                                                            ---------
OIL, GAS & CONSUMABLE FUELS - 6.6%
Anadarko Petroleum Corp..................         600          37,452
Apache Corp..............................         400          41,268
BG Group PLC.............................       6,900         125,130
BP PLC...................................      21,600         209,529
Canadian Natural Resources Ltd...........         800          57,996
Chevron Corp.............................       2,500         192,475
Cimarex Energy Co........................         900          47,673
ConocoPhillips...........................       2,400         122,568
Devon Energy Corp........................       2,200         161,700
EnCana Corp..............................         875          28,470
ENI SpA..................................       3,094          79,016
EOG Resources, Inc.......................         300          29,190
Exxon Mobil Corp.........................       5,612         382,682
Nexen, Inc. (Toronto)....................       1,603          38,563
Nexen, Inc. (New York) (a)...............       3,500          83,755
Occidental Petroleum Corp................       1,850         150,497
OMV AG...................................       1,000          44,047
Penn West Energy Trust...................       2,400          42,467
Royal Dutch Shell PLC-Class B............       1,700          49,730
Royal Dutch Shell PLC (Euronext
    Amsterdam)-Class A...................       4,500         136,230
Royal Dutch Shell PLC (London Virt-
    X)-Class A...........................       2,200          66,772
StatoilHydro ASA.........................       2,000          50,132
Suncor Energy, Inc. (Toronto)............       2,500          88,735
Talisman Energy, Inc.....................       3,400          63,858
Total SA.................................       2,200         142,056
Tullow Oil PLC...........................       3,180          67,066
Woodside Petroleum Ltd...................       2,200          93,388
                                                            ---------
                                                            2,632,445
                                                            ---------
                                                            2,972,446
                                                            ---------
CONSUMER DISCRETIONARY - 6.8%
AUTO COMPONENTS - 0.3%
Bridgestone Corp.........................       2,300          40,172
Johnson Controls, Inc....................       1,600          43,584
NGK Spark Plug Co. Ltd...................       3,000          33,675
                                                            ---------
                                                              117,431
                                                            ---------
AUTOMOBILES - 1.1%
Bayerische Motoren Werke AG..............       2,100          96,415
Fiat SpA (a).............................       2,478          36,442
Ford Motor Co. (a).......................       8,400          84,000
Honda Motor Co. Ltd......................       1,300          43,429
Nissan Motor Co. Ltd. (a)................      11,400          99,189
Toyota Motor Corp........................       2,200          91,691
                                                            ---------
                                                              451,166
                                                            ---------

                                     FSA-16

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2009 (Continued)

---------------------------------------------------------------------------
COMPANY                                         SHARES      U.S. $ VALUE
---------------------------------------------------------------------------
DISTRIBUTORS - 0.1%
Li & Fung Ltd............................       10,000       $  41,591
                                                             ---------
HOTELS, RESTAURANTS & LEISURE - 0.8%
Carnival PLC (a).........................        1,750          60,392
Enterprise Inns PLC......................       21,900          33,137
Greene King PLC..........................        6,700          44,349
Hyatt Hotels Corp. (a)...................        1,400          41,734
McDonald's Corp..........................        1,352          84,419
TABCORP Holdings Ltd.....................        6,400          40,003
Thomas Cook Group PLC....................        5,500          20,561
                                                             ---------
                                                               324,595
                                                             ---------
HOUSEHOLD DURABLES - 0.2%
Garmin Ltd...............................        1,300          39,910
Sharp Corp...............................        2,000          25,071
                                                             ---------
                                                                64,981
                                                             ---------
INTERNET & CATALOG RETAIL - 0.3%
Amazon.Com, Inc. (a).....................          800         107,616
                                                             ---------
LEISURE EQUIPMENT & PRODUCTS - 0.1%
Namco Bandai Holdings, Inc...............        5,000          47,693
                                                             ---------
MEDIA - 1.8%
Comcast Corp.-Class A....................        3,700          62,382
News Corp.-Class B.......................        4,000          63,680
News Corp.-Class A.......................        6,000          82,140
Time Warner Cable, Inc.-Class A..........        2,470         102,233
Time Warner, Inc.........................        4,266         124,311
Vivendi SA...............................        2,820          84,137
The Walt Disney Co.......................        1,700          54,825
WPP PLC..................................       13,000         127,743
                                                             ---------
                                                               701,451
                                                             ---------
MULTILINE RETAIL - 0.8%
JC Penney Co., Inc.......................        1,500          39,915
Kohl's Corp. (a).........................        1,200          64,716
Macy's, Inc..............................        4,400          73,744
Marks & Spencer Group PLC................        9,700          62,907
Myer Holdings Ltd. (a)...................       12,400          40,593
Target Corp..............................          700          33,859
                                                             ---------
                                                               315,734
                                                             ---------
SPECIALTY RETAIL - 1.2%
Esprit Holdings Ltd......................        8,900          59,398
Hennes & Mauritz AB-Class B..............          650          36,178
Home Depot, Inc..........................        2,440          70,589
Lowe's Cos, Inc..........................        5,900         138,001
Point, Inc...............................          610          34,073
Shimamura Co., Ltd.......................          700          66,620
TJX Cos, Inc.............................        1,200          43,860
WH Smith PLC.............................        6,500          52,409
                                                             ---------
                                                               501,128
                                                             ---------


---------------------------------------------------------------------------
COMPANY                                         SHARES      U.S. $ VALUE
---------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS - 0.1%
Compagnie Financiere Richemont
    SA...................................        1,200       $  40,315
                                                             ---------
                                                             2,713,701
                                                             ---------
HEALTH CARE - 6.6%
BIOTECHNOLOGY - 0.8%
Amgen, Inc. (a)..........................        1,900         107,483
Celgene Corp. (a)........................        1,000          55,680
Gilead Sciences, Inc. (a)................        2,000          86,560
Vertex Pharmaceuticals, Inc. (a).........        1,100          47,135
                                                             ---------
                                                               296,858
                                                             ---------
HEALTH CARE EQUIPMENT & SUPPLIES - 0.6%
Alcon, Inc...............................          400          65,740
Baxter International, Inc................        1,600          93,888
Covidien PLC.............................        1,675          80,216
                                                             ---------
                                                               239,844
                                                             ---------
HEALTH CARE PROVIDERS & SERVICES - 0.7%
Aetna, Inc...............................          900          28,530
Fresenius Medical Care AG & Co.
    KGaA.................................          800          42,492
Medco Health Solutions, Inc. (a).........        1,400          89,474
UnitedHealth Group, Inc..................        2,100          64,008
WellPoint, Inc. (a)......................        1,100          64,119
                                                             ---------
                                                               288,623
                                                             ---------
PHARMACEUTICALS - 4.5%
Abbott Laboratories......................        2,300         124,177
AstraZeneca PLC..........................        2,200         103,329
Bayer AG.................................        1,400         112,866
Bristol-Myers Squibb Co..................        1,500          37,875
GlaxoSmithKline PLC......................        6,000         127,848
Hisamitsu Pharmaceutical Co., Inc........        1,300          41,893
Johnson & Johnson........................        3,200         206,112
Merck & Co., Inc.........................        6,514         238,021
Mitsubishi Tanabe Pharma Corp............        4,000          49,884
Novartis AG..............................        2,515         137,458
Pfizer, Inc..............................       12,874         234,178
Roche Holding AG.........................          870         147,953
Sanofi-Aventis SA........................        1,800         142,195
Shire PLC................................        2,500          48,890
Takeda Pharmaceutical Co. Ltd............        1,000          41,141
                                                             ---------
                                                             1,793,820
                                                             ---------
                                                             2,619,145
                                                             ---------
CONSUMER STAPLES - 6.0%
BEVERAGES - 1.6%
Anheuser-Busch InBev NV..................        1,920         100,258
Asahi Breweries Ltd......................        3,800          69,881
Carlsberg A/S-Class B....................          825          61,085
The Coca-Cola Co.........................        2,600         148,200
Coca-Cola Enterprises, Inc...............        1,900          40,280

                                     FSA-17

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2009 (Continued)

---------------------------------------------------------------------------
COMPANY                                          SHARES     U.S. $ VALUE
---------------------------------------------------------------------------
Constellation Brands, Inc.-
    Class A (a)..........................         2,300       $  36,639
Diageo PLC...............................         2,600          45,513
Pepsico, Inc.............................         2,000         121,600
                                                              ---------
                                                                623,456
                                                              ---------
FOOD & STAPLES RETAILING - 1.2%
Costco Wholesale Corp....................           800          47,336
CVS Caremark Corp........................         1,300          41,873
Koninklijke Ahold NV.....................         5,000          66,429
Supervalu, Inc...........................         2,400          30,504
Tesco PLC................................        16,600         114,598
Wal-Mart Stores, Inc.....................         3,000         160,350
                                                              ---------
                                                                461,090
                                                              ---------
FOOD PRODUCTS - 1.6%
Archer-Daniels-Midland Co................         2,600          81,406
Bunge Ltd................................         1,200          76,596
Dean Foods Co. (a).......................         3,000          54,120
General Mills, Inc.......................           800          56,648
Kraft Foods, Inc.-Class A................         1,844          50,120
Nestle SA................................         4,685         227,509
Smithfield Foods, Inc. (a)...............         1,800          27,342
Tate & Lyle PLC..........................         9,400          65,864
                                                              ---------
                                                                639,605
                                                              ---------
HOUSEHOLD PRODUCTS - 0.8%
Colgate-Palmolive Co.....................           600          49,290
Kao Corp.................................         1,000          23,363
Kimberly-Clark Corp......................           800          50,968
Procter & Gamble Co......................         3,200         194,016
                                                              ---------
                                                                317,637
                                                              ---------
TOBACCO - 0.8%
Altria Group, Inc........................         5,000          98,150
British American Tobacco PLC.............         2,700          87,921
Philip Morris International, Inc.........         2,800         134,932
                                                              ---------
                                                                321,003
                                                              ---------
                                                              2,362,791
                                                              ---------
INDUSTRIALS - 5.8%
AEROSPACE & DEFENSE - 1.0%
BAE Systems PLC..........................        15,100          87,393
Boeing Co................................         1,000          54,130
Honeywell International, Inc.............         1,200          47,040
Lockheed Martin Corp.....................           500          37,675
Northrop Grumman Corp....................         1,100          61,435
United Technologies Corp.................         1,700         117,997
                                                              ---------
                                                                405,670
                                                              ---------
AIR FREIGHT & LOGISTICS - 0.3%
Deutsche Post AG.........................         4,670          90,789
FedEx Corp...............................           400          33,380
                                                              ---------
                                                                124,169
                                                              ---------


---------------------------------------------------------------------------
COMPANY                                          SHARES     U.S. $ VALUE
---------------------------------------------------------------------------
BUILDING PRODUCTS - 0.1%
Cie de Saint-Gobain......................           800       $  43,697
                                                              ---------
ELECTRICAL EQUIPMENT - 0.6%
ABB Ltd..................................         2,900          55,938
Cooper Industries Ltd.-Class A...........         1,700          72,488
Emerson Electric Co......................         1,600          68,160
Nexans SA................................           410          32,836
                                                              ---------
                                                                229,422
                                                              ---------
INDUSTRIAL CONGLOMERATES - 1.0%
3M Co....................................         1,000          82,670
General Electric Co......................        11,800         178,534
Siemens AG...............................         1,500         138,532
                                                              ---------
                                                                399,736
                                                              ---------
MACHINERY - 1.0%
Atlas Copco AB-Class A...................            66             973
Caterpillar, Inc.........................           800          45,592
Deere & Co...............................           900          48,681
Illinois Tool Works, Inc.................           900          43,191
Ingersoll-Rand PLC.......................         2,407          86,026
Komatsu Ltd..............................         2,000          41,549
SPX Corp.................................           700          38,290
Vallourec................................           300          54,686
Volvo AB-Class B.........................         5,950          51,208
                                                              ---------
                                                                410,196
                                                              ---------
PROFESSIONAL SERVICES - 0.5%
Adecco SA................................         1,000          55,187
Hays PLC.................................        37,000          61,900
Randstad Holding NV (a)..................         1,300          65,095
                                                              ---------
                                                                182,182
                                                              ---------
ROAD & RAIL - 0.3%
East Japan Railway Co....................           800          50,443
Union Pacific Corp.......................         1,000          63,900
                                                              ---------
                                                                114,343
                                                              ---------
TRADING COMPANIES & DISTRIBUTORS - 0.7%
Mitsubishi Corp..........................         6,200         153,510
Rexel SA (a).............................         5,200          76,099
Wolseley PLC (a).........................         2,800          56,475
                                                              ---------
                                                                286,084
                                                              ---------
TRANSPORTATION INFRASTRUCTURE - 0.3%
Macquarie Airports Management
    Ltd..................................        24,218          65,995
Macquarie Infrastructure Group...........        29,500          35,418
                                                              ---------
                                                                101,413
                                                              ---------
                                                              2,296,912
                                                              ---------

                                     FSA-18

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2009 (Continued)

---------------------------------------------------------------------------
COMPANY                                          SHARES     U.S. $ VALUE
---------------------------------------------------------------------------
MATERIALS - 4.3%
CHEMICALS - 1.4%
Air Products & Chemicals, Inc............           600       $   48,636
BASF SE..................................         1,140           71,542
E.I. Du Pont de Nemours & Co.............         1,500           50,505
Huntsman Corp............................         5,300           59,837
Koninklijke Dsm NV.......................         1,300           64,274
Mitsubishi Gas Chemical Co., Inc.........         9,000           45,050
Monsanto Co..............................           600           49,050
Nippon Shokubai Co. Ltd..................         5,000           42,913
Potash Corp Of Saskatchewan..............           300           32,734
Yara International ASA...................         1,700           77,602
                                                              ----------
                                                                 542,143
                                                              ----------
CONSTRUCTION MATERIALS - 0.1%
Fletcher Building Ltd....................         4,400           25,484
                                                              ----------
CONTAINERS & PACKAGING - 0.3%
Amcor Ltd................................        13,600           76,200
Rexam PLC................................         8,000           37,452
                                                              ----------
                                                                 113,652
                                                              ----------
METALS & MINING - 2.5%
Anglo American PLC (a)...................           900           39,386
ArcelorMittal (Euronext Amsterdam)                2,000           92,341
Barrick Gold Corp........................         1,000           39,548
BHP Billiton Ltd.........................         3,743          145,153
BHP Billiton PLC.........................         2,000           64,449
Freeport-McMoRan Copper & Gold,
    Inc. (a).............................           700           56,203
Goldcorp, Inc............................         1,000           39,443
JFE Holdings, Inc........................         1,200           47,049
Mitsubishi Materials Corp. (a)...........        13,000           31,699
Nippon Steel Corp........................        10,000           40,281
Rio Tinto Ltd............................         1,000           67,352
Rio Tinto PLC............................         2,776          152,035
Steel Dynamics, Inc......................         3,400           60,248
ThyssenKrupp AG..........................         1,200           45,763
Xstrata PLC (a)..........................         5,286           95,732
                                                              ----------
                                                               1,016,682
                                                              ----------
                                                               1,697,961
                                                              ----------
TELECOMMUNICATION SERVICES - 3.1%
DIVERSIFIED TELECOMMUNICATION SERVICES - 2.2%
AT&T, Inc................................        10,100          283,103
BT Group PLC.............................        18,140           39,546
France Telecom SA........................         3,900           97,530
Nippon Telegraph & Telephone Corp.                1,600           62,732
Royal KPN NV.............................         2,400           40,770
Telecom Corp. of New Zealand Ltd........         24,126           43,829
Telecom Italia SpA (ordinary shares)             33,800           52,762
Telecom Italia SpA (savings shares)              50,300           55,786
Telefonica SA............................         6,510          182,321
                                                              ----------
                                                                 858,379
                                                              ----------


---------------------------------------------------------------------------
COMPANY                                          SHARES      U.S. $ VALUE
---------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES - 0.9%
KDDI Corp................................            10       $   52,957
NTT DoCoMo, Inc..........................            19           26,450
Sprint Nextel Corp. (a)..................        16,081           58,856
Vodafone Group PLC.......................       102,700          238,071
                                                              ----------
                                                                 376,334
                                                              ----------
                                                               1,234,713
                                                              ----------
UTILITIES - 2.0%
ELECTRIC UTILITIES - 1.6%
Duke Energy Corp.........................         2,800           48,188
E.ON AG..................................         2,950          123,208
Electricite de France....................         1,100           65,591
Enel SpA.................................        13,812           80,208
Exelon Corp..............................           850           41,539
Iberdrola SA.............................         4,436           42,452
The Kansai Electric Power Co., Inc......          3,800           85,719
Pepco Holdings, Inc......................         2,400           40,440
The Tokyo Electric Power Co., Inc........         4,000          100,328
                                                              ----------
                                                                 627,673
                                                              ----------
GAS UTILITIES - 0.1%
Tokyo Gas Co. Ltd........................        10,000           39,860
                                                              ----------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.2%
Drax Group PLC...........................         3,000           20,023
RRI Energy, Inc. (a).....................         9,600           54,912
                                                              ----------
                                                                  74,935
                                                              ----------
MULTI-UTILITIES - 0.1%
PG&E Corp................................         1,200           53,580
                                                              ----------
                                                                 796,048
                                                              ----------
TOTAL COMMON STOCKS
   (cost $22,658,626)....................                     24,517,691
                                                              ----------

                                     FSA-19

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2009 (Continued)

---------------------------------------------------------------------------------------
                                                         PRINCIPAL
                                                          AMOUNT
COMPANY                                                    (000)      U.S. $ VALUE
---------------------------------------------------------------------------------------
LONG-TERM DEBT SECURITIES - 36.0%
CORPORATES - INVESTMENT GRADES - 11.7%
INDUSTRIAL - 5.5%
BASIC - 1.0%
ArcelorMittal
   6.125%, 6/01/18..................................        $50         $51,592
BHP Billiton Finance USA Ltd.
   7.25%, 3/01/16...................................         33          37,610
The Dow Chemical Co.
   7.375%, 11/01/29.................................          5           5,459
   8.55%, 5/15/19...................................         44          52,498
Eastman Chemical
   5.50%, 11/15/19..................................         10           9,969
EI Du Pont de Nemours & Co.
   5.875%, 1/15/14..................................         17          18,779
Freeport-McMoRan Copper & Gold, Inc.
   8.375%, 4/01/17..................................         30          32,850
International Paper Co.
   5.30%, 4/01/15...................................         45          46,391
Ispat Inland ULC
   9.75%, 4/01/14...................................         25          26,250
Packaging Corp. of America
   5.75%, 8/01/13...................................         30          32,151
PPG Industries, Inc.
   5.75%, 3/15/13...................................         25          26,692
Rio Tinto Finance USA Ltd.
   6.50%, 7/15/18...................................         35          38,447
                                                                        -------
                                                                        378,688
                                                                        -------
CAPITAL GOODS - 0.5%
CRH America, Inc.
   6.95%, 3/15/12...................................         40          43,328
Holcim US Finance Sarl & Cie SCS
   6.00%, 12/30/19..................................          4           4,164
John Deere Capital Corp.
   5.25%, 10/01/12..................................         30          32,398
Lafarge SA
   6.15%, 7/15/11...................................         28          29,178
Republic Services, Inc.
   5.50%, 9/15/19...................................         20          20,309
Tyco International Finance SA
   8.50%, 1/15/19...................................         25          30,194
United Technologies Corp.
   4.875%, 5/01/15..................................         16          17,174
                                                                        -------
                                                                        176,745
                                                                        -------
COMMUNICATIONS - MEDIA - 0.7%
BSKYB Finance UK PLC
   5.625%, 10/15/15.................................         40          43,658
Comcast Cable Communications Holdings, Inc.
   9.455%, 11/15/22.................................         15          19,292



---------------------------------------------------------------------------------------
                                                         PRINCIPAL
                                                          AMOUNT
COMPANY                                                    (000)       U.S. $ VALUE
---------------------------------------------------------------------------------------
DirecTV Holdings LLC / DirecTV Financing Co., Inc.
   4.75%, 10/01/14..................................        $15          $15,290
News America Holdings, Inc.
   9.25%, 2/01/13...................................         15           17,501
News America, Inc.
   6.55%, 3/15/33...................................         25           25,606
Reed Elsevier Capital, Inc.
   8.625%, 1/15/19..................................         15           18,251
RR Donnelley & Sons Co.
   4.95%, 4/01/14...................................         15           15,004
   5.50%, 5/15/15...................................         25           24,205
TCI Communications, Inc.
   7.875%, 2/15/26..................................         25           28,024
Time Warner Cable, Inc.
   7.50%, 4/01/14...................................         10           11,522
Time Warner Entertainment Co.
   8.375%, 3/15/23..................................         35           41,461
WPP Finance UK
   5.875%, 6/15/14..................................         15           15,491
                                                                         -------
                                                                         275,305
                                                                         -------
COMMUNICATIONS - TELECOMMUNICATIONS - 0.8%
AT&T Corp.
   8.00%, 11/15/31 (b)..............................          5            6,103
Embarq Corp.
   7.082%, 6/01/16..................................         40           44,183
Pacific Bell Telephone Co.
   6.625%, 10/15/34.................................         35           34,680
Qwest Corp.
   7.50%, 10/01/14..................................         55           57,131
Telecom Italia Capital SA
   6.175%, 6/18/14..................................         25           27,097
   6.375%, 11/15/33.................................         10            9,859
US Cellular Corp.
   6.70%, 12/15/33..................................         40           39,338
Verizon Communications, Inc.
   5.25%, 4/15/13...................................         15           16,170
Verizon New Jersey, Inc.
   Series A
   5.875%, 1/17/12..................................         35           37,291
Vodafone Group PLC
   5.50%, 6/15/11...................................         20           21,093
   7.75%, 2/15/10...................................         30           30,229
                                                                         -------
                                                                         323,174
                                                                         -------
CONSUMER CYCLICAL - AUTOMOTIVE - 0.1%
Daimler Finance North America LLC
   5.75%, 9/08/11...................................         15           15,756
   7.30%, 1/15/12...................................         12           13,046
   7.75%, 1/18/11...................................          6            6,379

                                     FSA-20

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2009 (Continued)

---------------------------------------------------------------------------------------
                                                         PRINCIPAL
                                                          AMOUNT
COMPANY                                                    (000)       U.S. $ VALUE
---------------------------------------------------------------------------------------
Harley-Davidson Funding Corp.
   5.75%, 12/15/14......................                    $15          $  15,229
                                                                         ---------
                                                                            50,410
                                                                         ---------
CONSUMER CYCLICAL - ENTERTAINMENT - 0.2%
Time Warner, Inc.
   6.875%, 5/01/12......................                     30             32,842
   7.625%, 4/15/31......................                     25             29,041
Viacom, Inc.
   5.625%, 9/15/19......................                     30             31,323
                                                                         ---------
                                                                            93,206
                                                                         ---------
CONSUMER CYCLICAL - OTHER - 0.0%
MDC Holdings, Inc.
   5.50%, 5/15/13.......................                     10             10,047
                                                                         ---------
CONSUMER CYCLICAL - RETAILERS - 0.1%
Wal-Mart Stores, Inc.
   4.25%, 4/15/13.......................                     30             31,808
                                                                         ---------
CONSUMER NON-CYCLICAL - 0.9%
Altria Group, Inc.
   9.70%, 11/10/18......................                     20             24,723
Bottling Group LLC
   6.95%, 3/15/14.......................                     25             28,765
Bunge Ltd. Finance Corp.
   5.10%, 7/15/15.......................                     19             18,838
   5.875%, 5/15/13......................                     25             26,023
Cadbury Schweppes US Finance LLC
   5.125%, 10/01/13.....................                     20             20,800
Campbell Soup Co.
   6.75%, 2/15/11.......................                     25             26,600
Delhaize Group SA
   5.875%, 2/01/14......................                     10             10,740
Diageo Capital PLC
   7.375%, 1/15/14......................                     25             28,920
Fisher Scientific International, Inc.
   6.125%, 7/01/15......................                     20             20,625
The Kroger Co.
   6.80%, 12/15/18......................                     20             22,219
Pepsico, Inc.
   4.65%, 2/15/13.......................                     25             26,704
Pfizer, Inc.
   5.35%, 3/15/15.......................                     30             32,787
The Procter & Gamble Co.
   4.70%, 2/15/19.......................                     28             28,663
Wyeth
   5.50%, 2/01/14.......................                     38             41,400
                                                                         ---------
                                                                           357,807
                                                                         ---------
ENERGY - 0.7%
Amerada Hess Corp.
   7.875%, 10/01/29.....................                     30             35,981


---------------------------------------------------------------------------------------
                                                         PRINCIPAL
                                                          AMOUNT
COMPANY                                                    (000)       U.S. $ VALUE
---------------------------------------------------------------------------------------
Anadarko Petroleum Corp.
   5.95%, 9/15/16.......................                    $34          $  36,778
   6.45%, 9/15/36.......................                     11             11,488
Apache Corp.
   5.25%, 4/15/13.......................                     15             16,075
Baker Hughes, Inc.
   6.50%, 11/15/13......................                     15             16,932
Canadian Natural Resources Ltd.
   5.15%, 2/01/13.......................                     20             21,286
Nabors Industries, Inc.
   9.25%, 1/15/19.......................                     30             36,741
Noble Energy, Inc.
   8.25%, 3/01/19.......................                     29             34,695
The Premcor Refining Group, Inc.
   7.50%, 6/15/15.......................                     28             27,794
Valero Energy Corp.
   6.875%, 4/15/12......................                     10             10,919
Weatherford International Ltd.
   5.15%, 3/15/13.......................                     20             20,945
   9.625%, 3/01/19......................                     15             18,700
                                                                         ---------
                                                                           288,334
                                                                         ---------
TECHNOLOGY - 0.4%
Cisco Systems, Inc.
   5.25%, 2/22/11.......................                     25             26,233
Dell, Inc.
   5.625%, 4/15/14......................                     15             16,342
Electronic Data Systems Corp.
   7.45%, 10/15/29......................                     15             17,749
Motorola, Inc.
   6.50%, 9/01/25.......................                     35             30,408
   7.50%, 5/15/25.......................                     10              9,569
   7.625%, 11/15/10.....................                      5              5,180
Oracle Corp.
   5.00%, 1/15/11.......................                     25             25,998
Xerox Capital Trust I
   8.00%, 2/01/27.......................                     45             44,550
                                                                         ---------
                                                                           176,029
                                                                         ---------
TRANSPORTATION - AIRLINES - 0.1%
Southwest Airlines Co.
   5.25%, 10/01/14......................                     10             10,129
   5.75%, 12/15/16......................                     20             19,766
                                                                         ---------
                                                                            29,895
                                                                         ---------
                                                                         2,191,448
                                                                         ---------
FINANCIAL INSTITUTIONS - 4.9%
BANKING - 2.6%
American Express Co.
   7.25%, 5/20/14.......................                     25             28,209
   8.125%, 5/20/19......................                     25             29,627

                                     FSA-21

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2009 (Continued)

---------------------------------------------------------------------------------------
                                                         PRINCIPAL
                                                          AMOUNT
COMPANY                                                    (000)       U.S. $ VALUE
---------------------------------------------------------------------------------------
Bank of America Corp.
   7.375%, 5/15/14......................                    $20         $  22,694
   7.625%, 6/01/19......................                     30            34,705
   Series L
   5.65%, 5/01/18.......................                     25            25,390
Barclays Bank PLC
   8.55%, 6/15/11 (c)...................                     75            69,000
The Bear Stearns Co., Inc.
   5.70%, 11/15/14......................                     35            38,512
Citigroup, Inc.
   5.50%, 4/11/13.......................                     35            36,287
   6.50%, 8/19/13.......................                     30            31,956
   8.50%, 5/22/19.......................                     30            34,643
Compass Bank
   5.50%, 4/01/20.......................                     65            59,960
Countrywide Financial Corp.
   5.80%, 6/07/12.......................                     30            31,845
Credit Suisse USA, Inc.
   5.50%, 8/15/13.......................                     12            13,036
The Goldman Sachs Group, Inc.
   4.75%, 7/15/13.......................                     35            36,618
   5.125%, 1/15/15......................                     25            26,269
   7.50%, 2/15/19.......................                     35            40,803
JP Morgan Chase & Co.
   4.75%, 5/01/13.......................                     25            26,388
   6.75%, 2/01/11.......................                     25            26,371
Marshall & Ilsley Bank
   5.00%, 1/17/17.......................                     45            35,003
Morgan Stanley
   5.30%, 3/01/13.......................                     40            42,160
   6.625%, 4/01/18......................                     40            43,247
Regions Financial Corp.
   6.375%, 5/15/12......................                     50            47,620
UBS Preferred Funding Trust I
   8.622%, 10/01/10 (c).................                     40            37,219
UFJ Finance Aruba AEC
   6.75%, 7/15/13.......................                    100           111,336
Wachovia Corp.
   5.50%, 5/01/13.......................                     50            53,117
Wells Fargo & Co.
   4.20%, 1/15/10.......................                     35            35,030
                                                                        ---------
                                                                        1,017,045
                                                                        ---------
FINANCE - 0.4%
General Electric Capital Corp.
   4.80%, 5/01/13.......................                     30            31,358
   5.625%, 5/01/18......................                     35            35,866
   Series A
   4.375%, 11/21/11.....................                     15            15,622


---------------------------------------------------------------------------------------
                                                         PRINCIPAL
                                                          AMOUNT
COMPANY                                                    (000)       U.S. $ VALUE
---------------------------------------------------------------------------------------
HSBC Finance Corp.
   7.00%, 5/15/12.......................                    $25         $  27,184
SLM Corp.
   5.45%, 4/25/11.......................                     30            29,917
   Series A
   5.375%, 1/15/13......................                     15            14,150
                                                                        ---------
                                                                          154,097
                                                                        ---------
INSURANCE - 1.5%
Aegon NV
   4.75%, 6/01/13.......................                     15            15,082
Aetna, Inc.
   6.00%, 6/15/16.......................                     15            15,748
Allied World Assurance Co. Holdings Ltd.
   7.50%, 8/01/16.......................                     25            26,696
The Allstate Corp.
   6.125%, 5/15/37 (c)..................                     50            43,500
Assurant, Inc.
   5.625%, 2/15/14......................                     15            15,380
Coventry Health Care, Inc.
   5.95%, 3/15/17.......................                     10             9,068
   6.125%, 1/15/15......................                      5             4,776
   6.30%, 8/15/14.......................                     25            24,452
Genworth Financial, Inc.
   6.515%, 5/22/18......................                     45            41,179
Guardian Life Insurance
   7.375%, 9/30/39......................                     15            15,341
Hartford Financial Services Group, Inc.
   6.10%, 10/01/41......................                     50            39,959
Humana, Inc.
   6.30%, 8/01/18.......................                     30            29,055
   6.45%, 6/01/16.......................                     10            10,108
Liberty Mutual Group, Inc.
   5.75%, 3/15/14.......................                     30            29,570
Lincoln National Corp.
   8.75%, 7/01/19.......................                      9            10,283
Massachusetts Mutual Life Insurance Co.
   8.875%, 6/01/39......................                     15            18,397
MetLife, Inc.
   7.717%, 2/15/19......................                     14            16,452
Nationwide Mutual Insurance Co.
   9.375%, 8/15/39......................                     25            26,392
Principal Financial Group, Inc.
   7.875%, 5/15/14......................                     20            22,074
Prudential Financial, Inc.
   5.15%, 1/15/13.......................                     30            31,559
   6.20%, 1/15/15.......................                     10            10,759
   Series D
   7.375%, 6/15/19......................                      5             5,606

                                     FSA-22

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2009 (Continued)

---------------------------------------------------------------------------------------
                                                         PRINCIPAL
                                                          AMOUNT
COMPANY                                                    (000)       U.S. $ VALUE
---------------------------------------------------------------------------------------
UnitedHealth Group, Inc.
   6.00%, 2/15/18................................           $45         $  46,483
Wellpoint, Inc.
   5.875%, 6/15/17...............................            10            10,303
   7.00%, 2/15/19................................            15            16,776
XL Capital Ltd.
   6.25%, 5/15/27................................            50            45,468
                                                                        ---------
                                                                          580,466
                                                                        ---------
REITS - 0.4%
ERP Operating LP
   5.25%, 9/15/14................................            45            45,767
HCP, Inc.
   5.95%, 9/15/11................................            55            56,745
Healthcare Realty Trust, Inc.
   5.125%, 4/01/14...............................            30            28,947
Simon Property Group LP
   5.625%, 8/15/14...............................            44            45,317
                                                                        ---------
                                                                          176,776
                                                                        ---------
                                                                        1,928,384
                                                                        ---------
UTILITY - 1.2%
ELECTRIC - 0.7%
Allegheny Energy Supply
   5.75%, 10/15/19...............................            35            33,996
Enersis SA
   7.375%, 1/15/14...............................            30            33,443
FirstEnergy Corp.
   Series B
   6.45%, 11/15/11...............................             1             1,072
   Series C
   7.375%, 11/15/31..............................            25            27,097
MidAmerican Energy Holdings Co.
   5.875%, 10/01/12..............................            30            32,673
Nisource Finance Corp.
   6.80%, 1/15/19................................            35            37,431
The Southern Co.
   Series A
   5.30%, 1/15/12................................            11            11,786
SPI Electricity & Gas Australia Holdings Pty Ltd.
   6.15%, 11/15/13...............................            55            57,400
Union Electric Co.
   6.70%, 2/01/19................................             5             5,520
Wisconsin Energy Corp.
   6.25%, 5/15/67 (c)............................            52            46,280
                                                                        ---------
                                                                          286,698
                                                                        ---------
NATURAL GAS - 0.4%
Duke Energy Field Services Corp.
   7.875%, 8/16/10...............................            10            10,396


---------------------------------------------------------------------------------------
                                                         PRINCIPAL
                                                          AMOUNT
COMPANY                                                    (000)       U.S. $ VALUE
---------------------------------------------------------------------------------------
Energy Transfer Partners LP
   6.125%, 2/15/17...............................           $35         $  36,303
   6.625%, 10/15/36..............................             5             4,990
Enterprise Products Operating LLC
   Series G
   5.60%, 10/15/14...............................            20            21,297
TransCanada Pipelines Ltd.
   6.35%, 5/15/67 (c)............................            60            56,296
Williams Co., Inc.
   7.125%, 9/01/11...............................            25            26,718
   8.125%, 3/15/12...............................            20            21,869
                                                                        ---------
                                                                          177,869
                                                                        ---------
OTHER UTILITY - 0.1%
Veolia Environnement
   6.00%, 6/01/18................................            30            31,678
                                                                        ---------
                                                                          496,245
                                                                        ---------
NON CORPORATE SECTORS - 0.1%
AGENCIES - NOT GOVERNMENT GUARANTEED - 0.1%
Petrobras International Finance
   5.75%, 1/20/20................................            50            50,864
                                                                        ---------
Total Corporates - Investment Grades                                    4,666,941
                                                                        ---------
GOVERNMENTS - TREASURIES - 9.1%
TREASURIES - 9.1%
UNITED STATES - 9.1%
U.S. Treasury Bonds
   3.75%, 11/15/18...............................           910           909,429
   4.50%, 2/15/36................................           220           216,700
U.S. Treasury Notes
   0.875%, 5/31/11...............................           609           609,237
   1.75%, 11/15/11 - 1/31/14.....................           555           552,048
   2.375%, 8/31/14...............................           520           516,181
   2.625%, 7/31/14...............................           656           659,079
   3.625%, 12/31/12..............................           130           137,465
                                                                        ---------
Total Governments - Treasuries...................                       3,600,139
                                                                        ---------
MORTGAGE PASS-THRU'S - 5.9%
AGENCY FIXED RATE 30-YEAR - 5.9%
Federal Home Loan Mortgage Corp. Gold
   Series 2005
   4.50%, 9/01/35................................           106           106,089
   Series 2007
   5.50%, 7/01/35................................            61            63,864
Federal National Mortgage Association
   6.00%, TBA....................................           215           227,698
   Series 2003
   5.00%, 11/01/33...............................            66            68,171
   5.50%, 4/01/33 - 7/01/33......................           281           295,611

                                     FSA-23

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2009 (Continued)

---------------------------------------------------------------------------------------
                                                         PRINCIPAL
                                                          AMOUNT
COMPANY                                                    (000)       U.S. $ VALUE
---------------------------------------------------------------------------------------
   Series 2004
   5.50%, 4/01/34 - 11/01/34........................        $178        $ 187,326
   6.00%, 9/01/34...................................         114          121,846
   Series 2005
   4.50%, 8/01/35...................................         140          140,293
   5.50%, 2/01/35...................................         274          288,388
   Series 2006
   5.00%, 2/01/36...................................         240          246,492
   Series 2007
   4.50%, 9/01/35...................................         153          153,913
   Series 2008
   6.00%, 3/01/37...................................         225          239,640
Government National Mortgage Association
   5.50%, TBA.......................................         125          130,937
   6.50%, TBA.......................................          75           79,922
                                                                        ---------
Total Mortgage Pass-Thru's..........................                    2,350,190
                                                                        ---------
AGENCIES - 2.8%
AGENCY DEBENTURES - 2.8%
Citigroup Funding, Inc. - FDIC Insured
   0.198%, 5/05/11 (d)..............................         200          199,877
Federal Home Loan Bank
   4.625%, 10/10/12.................................         320          344,794
   5.00%, 11/17/17..................................         190          205,527
Federal National Mortgage Association
   6.25%, 5/15/29...................................         150          171,532
   6.625%, 11/15/30.................................         145          174,262
                                                                        ---------
Total Agencies......................................                    1,095,992
                                                                        ---------
COMMERCIAL MORTGAGE-BACKED SECURITIES - 2.7%
NON-AGENCY FIXED RATE CMBS - 2.7%
Banc of America Commercial Mortgage, Inc.
   Series 2006-5, Class A4
   5.414%, 9/10/47..................................         115          108,013
Citigroup Commercial Mortgage Trust
   Series 2004-C1, Class A4
   5.37%, 4/15/40...................................         145          145,100
Credit Suisse Mortgage Capital Certificates
   Series 2006-C5, Class A3
   5.311%, 12/15/39.................................          60           50,053
CS First Boston Mortgage Securities Corp.
   Series 2004-C1, Class A4
   4.75%, 1/15/37...................................          45           44,434
   Series 2005-C1, Class A4
   5.014%, 2/15/38..................................         105          103,049
GS Mortgage Securities Corp. II
   Series 2004-GG2, Class A6
   5.396%, 8/10/38..................................         100           98,268


---------------------------------------------------------------------------------------
                                                         PRINCIPAL
                                                          AMOUNT
COMPANY                                                    (000)       U.S. $ VALUE
---------------------------------------------------------------------------------------
JP Morgan Chase Commercial Mortgage Securities Corp.
   Series 2007-LD11, Class A4
   5.818%, 6/15/49..................................        $ 80        $  69,668
LB-UBS Commercial Mortgage Trust
   Series 2004-C4, Class A4
   5.224%, 6/15/29..................................          35           34,872
   Series 2006-C1, Class A4
   5.156%, 2/15/31..................................         115          111,328
   Series 2006-C4, Class A4
   5.882%, 6/15/38..................................          50           47,332
Merrill Lynch Mortgage Trust
   Series 2005-CKI1, Class A6
   5.233%, 11/12/37.................................          55           54,444
Morgan Stanley Capital I
   Series 2005-HQ5, Class A4
   5.168%, 1/14/15..................................          70           68,997
   Series 2005-T17, Class A5
   4.78%, 12/13/41..................................         145          142,359
                                                                        ---------
Total Commercial Mortgage-Backed Securities                             1,077,917
                                                                        ---------
GOVERNMENTS - SOVEREIGN BONDS - 1.0%
BRAZIL - 0.2%
Republic of Brazil
   8.25%, 1/20/34...................................          65           82,713
                                                                        ---------
PERU - 0.2%
Republic of Peru
   8.375%, 5/03/16..................................          10           12,075
   9.875%, 2/06/15..................................          60           75,900
                                                                        ---------
                                                                           87,975
                                                                        ---------
POLAND - 0.0%
Poland Government International Bond
   6.375%, 7/15/19..................................          20           21,690
                                                                        ---------
RUSSIA - 0.6%
Russian Federation
   7.50%, 3/31/30 (b)...............................         197          222,815
                                                                        ---------
Total Governments - Sovereign Bonds                                       415,193
                                                                        ---------
CMOS - 0.9%
NON-AGENCY ARMS - 0.4%
Bear Stearns Alt-A Trust
   Series 2006-1, Class 22A1
   5.203%, 2/25/36 (c)..............................          77           44,522
   Series 2006-3, Class 22A1
   5.873%, 5/25/36 (c)..............................          32           19,879
   Series 2007-1, Class 21A1
   5.56%, 1/25/47 (c)...............................          45           24,294

                                     FSA-24

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2009 (Continued)

---------------------------------------------------------------------------------------
                                                         PRINCIPAL
                                                          AMOUNT
COMPANY                                                    (000)       U.S. $ VALUE
---------------------------------------------------------------------------------------
Citigroup Mortgage Loan Trust, Inc.
   Series 2006-AR1, Class 3A1
   5.50%, 3/25/36 (d)..............................         $ 89        $57,552
Indymac Index Mortgage Loan Trust
   Series 2006-AR7, Class 4A1
   5.856%, 5/25/36 (c).............................           38         21,524
                                                                        -------
                                                                        167,771
                                                                        -------
NON-AGENCY FLOATING RATE - 0.3%
Banc of America Funding Corp.
   Series 2007-B, Class A1
   0.443%, 4/20/47 (d).............................           73         39,282
Countrywide Alternative Loan Trust
   Series 2005-62, Class 2A1
   1.544%, 12/25/35 (d)............................           30         16,660
   Series 2006-OA14, Class 3A1
   1.394%, 11/25/46 (d)............................           96         41,128
Lehman XS Trust
   Series 2007-4N, Class M1
   0.681%, 3/25/47 (d).............................          110            495
                                                                        -------
                                                                         97,565
                                                                        -------
NON-AGENCY FIXED RATE - 0.2%
JP Morgan Alternative Loan Trust
   Series 2006-A3, Class 2A1
   6.05%, 7/25/36..................................           81         46,816
Merrill Lynch Mortgage Investors, Inc.
   Series 2005-A8, Class A1C1
   5.25%, 8/25/36..................................           38         34,095
                                                                        -------
                                                                         80,911
                                                                        -------
Total CMOs.........................................                     346,247
                                                                        -------
ASSET-BACKED SECURITIES - 0.5%
HOME EQUITY LOANS - FLOATING RATE - 0.4%
Credit-Based Asset Servicing and Securitization LLC
   Series 2003-CB1, Class AF
   3.95%, 1/25/33 (d)..............................           43         37,423
Indymac Residential Asset Backed Trust
   Series 2006-D, Class 2A2
   0.341%, 11/25/36 (d)............................           98         69,906
   Series 2007-B, Class M1
   0.541%, 7/25/37 (d).............................          115          3,253
Master Asset Backed Securities Trust
   Series 2006-NC2, Class A3
   0.341%, 8/25/36 (d).............................          110         57,313
Option One Mortgage Loan Trust
   Series 2007-4, Class M1
   0.601%, 4/25/37 (d).............................          110          4,019
RAAC Series
   Series 2006-SP3, Class A1
   0.311%, 8/25/36 (d).............................            2          2,035


---------------------------------------------------------------------------------------
                                                         PRINCIPAL
                                                          AMOUNT
COMPANY                                                    (000)       U.S. $ VALUE
---------------------------------------------------------------------------------------
Residential Asset Securities Corp.
   Series 2003-KS3, Class A2
   0.831%, 5/25/33 (d).............................         $ 3         $ 1,819
                                                                        -------
                                                                        175,768
                                                                        -------
HOME EQUITY LOANS - FIXED RATE - 0.1%
Asset Backed Funding Certificates
   Series 2003-WF1, Class A2
   1.361%, 12/25/32................................          26          19,108
Citifinancial Mortgage Securities, Inc.
   Series 2003-1, Class AFPT
   3.36%, 1/25/33..................................          17          14,483
Home Equity Mortgage Trust
   Series 2005-4, Class A3
   4.742%, 1/25/36.................................           1             744
                                                                        -------
                                                                         34,335
                                                                        -------
Total Asset-Backed Securities......................                     210,103
                                                                        -------
CORPORATES - NON-INVESTMENT GRADES - 0.5%
INDUSTRIAL - 0.4%
BASIC - 0.2%
United States Steel Corp.
   6.65%, 6/01/37..................................          60          48,269
Westvaco Corp.
   8.20%, 1/15/30..................................          10          10,288
                                                                        -------
                                                                         58,557
                                                                        -------
CAPITAL GOODS - 0.1%
Masco Corp.
   4.80%, 6/15/15..................................          30          27,578
Textron Financial Corp.
   5.125%, 11/01/10................................          25          25,202
                                                                        -------
                                                                         52,780
                                                                        -------
CONSUMER CYCLICAL - OTHER - 0.1%
Wyndham Worldwide Corp.
   6.00%, 12/01/16.................................          60          55,896
                                                                        -------
                                                                        167,233
                                                                        -------
FINANCIAL INSTITUTIONS - 0.1%
BANKING - 0.1%
BankAmerica Capital II
   Series 2
   8.00%, 12/15/26.................................          25          24,500
Zions Bancorporation
   5.50%, 11/16/15.................................          15          10,605
                                                                        -------
                                                                         35,105
                                                                        -------
Total Corporates - Non-Investment Grades                                202,338
                                                                        -------

                                     FSA-25

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2009 (Continued)

---------------------------------------------------------------------------------------
                                                         PRINCIPAL
                                                          AMOUNT
COMPANY                                                    (000)       U.S. $ VALUE
---------------------------------------------------------------------------------------
GOVERNMENTS - SOVEREIGN AGENCIES - 0.4%
GERMANY - 0.0%
Landwirtschaftliche Rentenbank
   5.125%, 2/01/17.....................                     $ 20        $   21,446
                                                                        ----------
UNITED KINGDOM - 0.4%
The Royal Bank of Scotland PLC
   1.45%, 10/20/11.....................                      145           144,675
                                                                        ----------
Total Governments - Sovereign Agencies                                     166,121
                                                                        ----------
INFLATION-LINKED SECURITIES - 0.4%
UNITED STATES - 0.4%
U.S. Treasury Notes
   3.00%, 7/15/12 (TIPS)...............                      116           150,080
                                                                        ----------
SUPRANATIONALS - 0.1%
European Investment Bank
   4.875%, 2/15/36.....................                       30            28,568
                                                                        ----------
TOTAL LONG-TERM DEBT SECURITIES
   (amortized cost $14,780,997)........                                 14,309,829
                                                                        ----------


---------------------------------------------------------------------------------------
                                                                           % OF
COUNTRY DIVERSIFICATION                                                 NET ASSETS
---------------------------------------------------------------------------------------
United States..........................                                    61.4%
United Kingdom.........................                                     8.3%
Japan..................................                                     5.1%
France.................................                                     3.3%
Australia..............................                                     3.3%
Germany................................                                     2.9%
Switzerland............................                                     2.7%
Canada.................................                                     2.5%
Netherlands............................                                     1.4%
Spain..................................                                     1.3%
Italy..................................                                     1.3%
Russia.................................                                     0.6%
Norway.................................                                     0.6%
Ireland................................                                     0.5%
Other..................................                                     2.6%
Cash and Equivalents, net..............                                     2.2%
                                                                          -----
TOTAL..................................                                   100.0%
                                                                          =====


---------------------------------------------------------------------------------------
                                                         PRINCIPAL
                                                          AMOUNT
COMPANY                                                    (000)       U.S. $ VALUE
---------------------------------------------------------------------------------------
RIGHTS - 0.0%
FINANCIALS - 0.0%
DIVERSIFIED FINANCIAL SERVICES - 0.0%
Fortis (a)...........                                       3,600          $0
                                                                           --
Total Rights - 0.0%
   (cost $13)........                                                      $0
                                                                           --

                                                         ---------
                                                         PRINCIPAL
                                                          AMOUNT
                                                          (000)
                                                         ---------
SHORT-TERM DEBT SECURITIES - 3.0%
TIME DEPOSIT - 3.0%
JPMorgan Nassau
   0.10%, 1/04/10.............................             $1,195       1,195,042
                                                                        ---------
TOTAL SHORT-TERM DEBT SECURITIES - 3.0%
   (amortized cost $1,195,042)................                          1,195,042
                                                                        ---------
TOTAL INVESTMENTS - 100.8%
   (cost/amortized cost $38,634,678)                                   40,022,562
Other assets less liabilities - (0.8)%........                           (331,399)
                                                                       ----------
NET ASSETS - 100.0%...........................                        $39,691,163
                                                                      ===========

                                     FSA-26

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2009 (Concluded)
(a) Non-income producing security.
(b) Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 2009.
(c) Variable rate coupon, rate shown as of December 31, 2009.
(d) Floating Rate Security. Stated interest rate was in effect at December 31, 2009.

The fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of December 31, 2009, the fund's total exposure to subprime investments was 1.40% of net assets. These investments are valued in accordance with the fund's Valuation Policies (see Note A for additional details).

    Glossary:
    ADR   - American Depositary Receipt
    ARMs  - Adjustable Rate Mortgages
    CMBS  - Commercial Mortgage-Backed Securities
    CMOs  - Collateralized Mortgage Obligations
    FDIC  - Federal Deposit Insurance Corporation
    LP    - Limited Partnership
    REIT  - Real Estate Investment Trust
    TBA   - To Be Announced
    TIPS  - Treasury Inflation Protected Security

    The accompanying notes are an integral part of these financial statements.


                                    FSA-27

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

Statement of Assets and Liabilities
DECEMBER 31, 2009

----------------------------------------------------------------------------------
ASSETS:
Investments (Notes 2 and 3):
 Common stocks -- at value (cost: $58,703,875)  .                      $76,343,853
 Short-term debt securities -- at value (amortized cost: $342,294)  .      342,294
Cash.................................................................      100,000
Receivable for investment securities sold............................       35,151
Interest and dividends receivable....................................       88,684
----------------------------------------------------------------------------------
Total assets.........................................................   76,909,982
----------------------------------------------------------------------------------
LIABILITIES:
Due to AXA Equitable's General Account...............................      379,102
Due to custodian.....................................................       51,770
Accrued expenses.....................................................      194,918
----------------------------------------------------------------------------------
Total liabilities....................................................      625,790
----------------------------------------------------------------------------------
NET ASSETS...........................................................  $76,284,192
==================================================================================
Amount retained by AXA Equitable in Separate Account No. 4...........  $ 2,371,263
Net assets attributable to contract owners...........................   46,469,829
Net assets allocated to contracts in payout period...................   27,443,100
----------------------------------------------------------------------------------
NET ASSETS...........................................................  $76,284,192
==================================================================================


                                                UNITS OUTSTANDING    UNIT VALUES
                                               ------------------- --------------
Institutional...............................                 5,527     $ 7,590.76
RIA.........................................                 6,051        704.77
MRP.........................................                99,998        277.66
EPP.........................................                 3,150        731.27

The accompanying notes are an integral part of these financial statements.

                                     FSA-28

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

Statement of Operations
YEAR ENDED DECEMBER 31, 2009

-----------------------------------------------------------------------------------
INVESTMENT INCOME (NOTE 2):
Dividends (net of foreign taxes withheld of $2,366)  .                 $  1,158,131
Interest.............................................................           235
-----------------------------------------------------------------------------------
Total investment income..............................................     1,158,366
-----------------------------------------------------------------------------------
EXPENSES (NOTE 6):
Investment management fees...........................................       (75,657)
Operating and expense charges........................................      (366,726)
-----------------------------------------------------------------------------------
Total expenses.......................................................      (442,383)
-----------------------------------------------------------------------------------
Net investment income................................................       715,983
-----------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 2):
Realized loss from security and foreign currency transactions........    (8,236,908)
Change in unrealized appreciation/depreciation of investments........    30,242,854
-----------------------------------------------------------------------------------
Net realized and unrealized gain on investments......................    22,005,946
-----------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS ATTRIBUTABLE TO OPERATIONS................  $ 22,721,929
===================================================================================

The accompanying notes are an integral part of these financial statements.

                                     FSA-29

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Statements of Changes in Net Assets

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         YEAR ENDED
                                                                                            DECEMBER 31, 2009   DECEMBER 31, 2008
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income.....................................................................    $     715,983      $      658,663
Net realized loss on investments and foreign currency transactions........................       (8,236,908)         (5,160,027)
Change in unrealized appreciation/depreciation of investments.............................       30,242,854        (108,135,363)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets attributable to operations..........................       22,721,929        (112,636,727)
------------------------------------------------------------------------------------------------------------------------------------
FROM CONTRIBUTIONS AND WITHDRAWALS:
Contributions.............................................................................        5,310,284          19,004,561
Withdrawals...............................................................................      (17,293,999)       (372,363,828)
Asset management fees (Note 6)............................................................          (50,351)           (513,538)
Administrative fees (Note 6)..............................................................          (79,593)           (129,063)
------------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets attributable to contributions and withdrawals..................      (12,113,659)       (354,001,868)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets attributable to AXA Equitable's transactions........               --               4,204
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS.........................................................       10,608,270        (466,634,391)
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- BEGINNING OF PERIOD.......       65,675,922         532,310,313
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- END OF PERIOD.............    $  76,284,192      $   65,675,922
====================================================================================================================================

The accompanying notes are an integral part of these financial statements.

                                     FSA-30

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2009

--------------------------------------------------------------------------------
COMPANY                                           SHARES            U.S. $ VALUE
--------------------------------------------------------------------------------
COMMON STOCKS - 100.1%
INFORMATION TECHNOLOGY - 33.2%
COMMUNICATIONS EQUIPMENT - 4.3%
Brocade Communications Systems,
    Inc. (a)................................       2,000              $   15,260
Ciena Corp. (a).............................         100                   1,084
Cisco Systems, Inc. (a).....................      78,700               1,884,078
F5 Networks, Inc. (a).......................       1,050                  55,629
Harris Corp.................................       1,400                  66,570
JDS Uniphase Corp. (a)......................       1,450                  11,963
Juniper Networks, Inc. (a)..................       7,110                 189,624
Motorola, Inc. (a)..........................       2,000                  15,520
QUALCOMM, Inc...............................      22,570               1,044,088
                                                                      ----------
                                                                       3,283,816
                                                                      ----------
COMPUTERS & PERIPHERALS - 9.4%
Apple, Inc. (a).............................      12,201               2,572,703
Dell, Inc. (a)..............................      23,350                 335,306
Diebold, Inc................................         750                  21,337
EMC Corp. (a)...............................       2,850                  49,789
Hewlett-Packard Co..........................      25,250               1,300,627
International Business Machines
    Corp....................................      18,050               2,362,745
NCR Corp. (a)...............................       2,150                  23,929
NetApp, Inc. (a)............................       4,550                 156,475
QLogic Corp. (a)............................       1,600                  30,192
SanDisk Corp. (a)...........................       1,450                  42,036
Seagate Technology..........................       6,000                 109,140
Teradata Corp. (a)..........................       1,900                  59,717
Western Digital Corp. (a)...................       2,750                 121,413
                                                                      ----------
                                                                       7,185,409
                                                                      ----------
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 1.1%
Agilent Technologies, Inc. (a)..............       4,650                 144,476
Amphenol Corp.-Class A......................       2,350                 108,523
Arrow Electronics, Inc. (a).................         650                  19,247
Avnet, Inc. (a).............................         650                  19,604
AVX Corp....................................         100                   1,267
Corning, Inc................................      18,100                 349,511
Dolby Laboratories, Inc.-Class A (a)........         700                  33,411
Flir Systems, Inc. (a).................... .       2,050                  67,076
Itron, Inc. (a).............................         500                  33,785
Jabil Circuit, Inc..........................       1,250                  21,712
Molex, Inc..................................         150                   3,232
National Instruments Corp...................         750                  22,088
Trimble Navigation Ltd. (a).................       1,600                  40,320
Vishay Intertechnology, Inc. (a)............         500                   4,175
                                                                      ----------
                                                                         868,427
                                                                      ----------
INTERNET SOFTWARE & SERVICES - 3.4%
Akamai Technologies, Inc. (a)...............       2,350                  59,525
Ebay, Inc. (a)..............................       3,550                  83,567
Equinix, Inc. (a)...........................         550                  58,382


--------------------------------------------------------------------------------
COMPANY                                           SHARES            U.S. $ VALUE
--------------------------------------------------------------------------------
Google, Inc.-Class A (a)....................       3,270              $2,027,335
IAC/InterActiveCorp. (a)....................         550                  11,264
Sohu.com, Inc. (a)..........................         400                  22,912
VeriSign, Inc. (a)..........................       2,600                  63,024
WebMD Health Corp.-Class A (a)..............         722                  27,790
Yahoo!, Inc. (a)............................      15,150                 254,217
                                                                      ----------
                                                                       2,608,016
                                                                      ----------
IT SERVICES - 3.0%
Affiliated Computer Services, Inc.-
    Class A (a).............................         750                  44,768
Alliance Data Systems Corp. (a).............         750                  48,443
Amdocs Ltd. (a).............................         350                   9,986
Automatic Data Processing, Inc..............       6,850                 293,317
Broadridge Financial Solutions, Inc.........       1,150                  25,944
Cognizant Technology Solutions
    Corp.-Class A (a).......................       4,000                 181,200
Convergys Corp. (a).........................         150                   1,612
DST Systems, Inc. (a).......................         450                  19,597
Fidelity National Information
    Services, Inc...........................       2,737                  64,155
Fiserv, Inc. (a)............................       2,150                 104,232
Genpact Ltd. (a)............................         850                  12,665
Global Payments, Inc........................       1,100                  59,246
Hewitt Associates, Inc.-Class A (a).........       1,150                  48,599
Lender Processing Services, Inc.............       1,300                  52,858
Mastercard, Inc.-Class A....................       1,200                 307,176
NeuStar, Inc.-Class A (a)...................         950                  21,888
Paychex, Inc................................       4,400                 134,816
SAIC, Inc. (a)..............................       3,980                  75,381
Total System Services, Inc..................       1,550                  26,768
Visa, Inc.-Class A..........................       6,150                 537,879
The Western Union Co.-Class W...............       9,550                 180,018
                                                                      ----------
                                                                       2,250,548
                                                                      ----------
OFFICE ELECTRONICS - 0.0%
Zebra Technologies Corp.-
    Class A (a).............................         700                  19,852
                                                                      ----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.9%
Advanced Micro Devices, Inc. (a)............       4,000                  38,720
Altera Corp.................................       4,000                  90,520
Analog Devices, Inc.........................       3,950                 124,741
Broadcom Corp.-Class A (a)..................       6,700                 210,715
Cree, Inc. (a)..............................       1,400                  78,918
Cypress Semiconductor Corp. (a).............       1,900                  20,064
Integrated Device Technology, ..............
    Inc. (a)................................         450                   2,911
Intel Corp..................................      46,990                 958,596
International Rectifier Corp. (a)...........         400                   8,848
Intersil Corp.-Class A......................         800                  12,272
Lam Research Corp. (a)......................       1,700                  66,657
Linear Technology Corp......................       3,000                  91,620

                                     FSA-31

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2009 (Continued)


--------------------------------------------------------------------------------
COMPANY                                          SHARES             U.S. $ VALUE
--------------------------------------------------------------------------------
Marvell Technology Group Ltd. (a)...........      6,300               $  130,725
Maxim Integrated Products, Inc..............      3,450                   70,035
MEMC Electronic Materials, Inc. (a).........      3,050                   41,541
Microchip Technology, Inc...................      2,250                   65,385
Micron Technology, Inc. (a).................      2,000                   21,120
National Semiconductor Corp.................      3,100                   47,616
Novellus Systems, Inc. (a)..................        800                   18,672
Nvidia Corp. (a)............................      7,450                  139,166
ON Semiconductor Corp. (a)..................      5,700                   50,217
Rambus, Inc. (a)............................      1,400                   34,160
Silicon Laboratories, Inc. (a)..............        600                   29,004
Teradyne, Inc. (a)..........................      2,350                   25,216
Texas Instruments, Inc......................     17,350                  452,141
Varian Semiconductor Equipment
    (a).....................................      1,000                   35,880
Xilinx, Inc.................................      3,700                   92,722
                                                                      ----------
                                                                       2,958,182
                                                                      ----------
SOFTWARE - 8.1%
Activision Blizzard, Inc. (a)...............      4,400                   48,884
Adobe Systems, Inc. (a).....................      7,160                  263,345
Ansys, Inc. (a).............................      1,200                   52,152
Autodesk, Inc. (a)..........................      2,100                   53,361
BMC Software, Inc. (a)......................      2,500                  100,250
CA, Inc.....................................      4,100                   92,086
Cadence Design Systems, Inc. (a)............      3,550                   21,265
Citrix Systems, Inc. (a)....................      2,450                  101,944
Electronic Arts, Inc. (a)...................      4,400                   78,100
Factset Research Systems, Inc...............        600                   39,522
Intuit, Inc. (a)............................      4,400                  135,124
McAfee, Inc. (a)............................      2,100                   85,197
MICROS Systems, Inc. (a)....................      1,100                   34,133
Microsoft Corp..............................    105,200                3,207,548
Novell, Inc. (a)............................      2,100                    8,715
Nuance Communications, Inc. (a).............      2,750                   42,735
Oracle Corp.................................     52,150                1,279,761
Red Hat, Inc. (a)...........................      2,550                   78,795
Rovi Corp. (a)..............................        950                   30,276
Salesforce.com, Inc. (a)....................      1,500                  110,655
Sybase, Inc. (a)............................      1,150                   49,910
Symantec Corp. (a)..........................     11,200                  200,368
Synopsys, Inc. (a)..........................      1,200                   26,736
VMware, Inc.-Class A (a)....................        700                   29,666
                                                                      ----------
                                                                       6,170,528
                                                                      ----------
                                                                      25,344,778
                                                                      ----------
HEALTH CARE - 15.9%
BIOTECHNOLOGY - 3.3%
Abraxis Bioscience, Inc. (a)................        100                    4,055
Alexion Pharmaceuticals, Inc. (a)...........      1,200                   58,584
Amgen, Inc. (a).............................     13,800                  780,666
Amylin Pharmaceuticals, Inc. (a)............      1,900                   26,961


--------------------------------------------------------------------------------
COMPANY                                          SHARES             U.S. $ VALUE
--------------------------------------------------------------------------------
Biogen Idec, Inc. (a).......................      3,950              $  211,325
BioMarin Pharmaceutical, Inc. (a)...........      1,350                  25,394
Celgene Corp. (a)...........................      6,300                 350,784
Cephalon, Inc. (a)..........................      1,000                  62,410
Dendreon Corp. (a)..........................      1,550                  40,734
Genzyme Corp. (a)...........................      3,700                 181,337
Gilead Sciences, Inc. (a)...................     12,390                 536,239
Myriad Genetics, Inc. (a)...................      1,300                  33,930
OSI Pharmaceuticals, Inc. (a)...............        800                  24,824
Talecris Biotherapeutics (a)................        600                  13,362
United Therapeutics Corp. (a)...............        650                  34,222
Vertex Pharmaceuticals, Inc. (a)............      2,650                 113,553
                                                                     ----------
                                                                      2,498,380
                                                                     ----------
HEALTH CARE EQUIPMENT & SUPPLIES - 3.6%
Baxter International, Inc...................      8,250                 484,110
Beckman Coulter, Inc........................        950                  62,168
Becton Dickinson & Co.......................      3,300                 260,238
Boston Scientific Corp. (a).................      7,300                  65,700
CR Bard, Inc................................      1,350                 105,165
Dentsply International, Inc.................      2,000                  70,340
Edwards Lifesciences Corp. (a)..............        800                  69,480
Gen-Probe, Inc. (a).........................        700                  30,030
Hill-Rom Holdings, Inc......................        300                   7,197
Hologic, Inc. (a)...........................        300                   4,350
Hospira, Inc. (a)...........................      2,200                 112,200
Idexx Laboratories, Inc. (a)................        800                  42,752
Intuitive Surgical, Inc. (a)................        550                 166,826
Inverness Medical Innovations,
    Inc. (a)................................        500                  20,755
Kinetic Concepts, Inc. (a)..................        300                  11,295
Medtronic, Inc..............................     15,250                 670,695
Resmed, Inc. (a)............................      1,050                  54,883
St. Jude Medical, Inc. (a)..................      4,700                 172,866
Stryker Corp................................      4,600                 231,702
Teleflex, Inc...............................        250                  13,473
Varian Medical Systems, Inc. (a)............      1,700                  79,645
                                                                     ----------
                                                                      2,735,870
                                                                     ----------
HEALTH CARE PROVIDERS & SERVICES - 2.2%
Aetna, Inc..................................      1,300                  41,210
AmerisourceBergen Corp.-Class A.............      3,600                  93,852
Cigna Corp..................................        250                   8,818
Community Health Systems, Inc. (a)                  600                  21,360
Coventry Health Care, Inc. (a)..............        550                  13,359
DaVita, Inc. (a)............................      1,400                  82,236
Emdeon, Inc. (a)............................        250                   3,812
Express Scripts, Inc.-Class A (a)...........      3,750                 324,187
Health Management Associates,
    Inc.-Class A (a)........................      3,350                  24,354
Henry Schein, Inc. (a)......................      1,250                  65,750
Humana, Inc. (a)............................        850                  37,307

                                     FSA-32

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2009 (Continued)

--------------------------------------------------------------------------------
COMPANY                                             SHARES          U.S. $ VALUE
--------------------------------------------------------------------------------
Laboratory Corp. of America
    Holdings (a)............................         1,500            $  112,260
Lincare Holdings, Inc. (a)..................           750                27,840
McKesson Corp...............................         1,800               112,500
Medco Health Solutions, Inc. (a)............         6,600               421,806
Mednax, Inc. (a)............................           200                12,024
Omnicare, Inc...............................           650                15,724
Patterson Cos, Inc. (a).....................         1,350                37,773
Quest Diagnostics, Inc......................         2,150               129,817
Tenet Healthcare Corp. (a)..................         4,400                23,716
Universal Health Services, Inc.-
    Class B.................................           100                 3,050
VCA Antech, Inc. (a)........................         1,150                28,658
WellPoint, Inc. (a).........................           450                26,231
                                                                      ----------
                                                                       1,667,644
                                                                      ----------
HEALTH CARE TECHNOLOGY - 0.1%
Allscripts-Misys Healthcare
    Solutions, Inc. (a).....................           850                17,196
Cerner Corp. (a)............................           950                78,318
IMS Health, Inc.............................           550                11,583
                                                                      ----------
                                                                         107,097
                                                                      ----------
LIFE SCIENCES TOOLS & SERVICES - 0.7%
Bio-Rad Laboratories, Inc.-
    Class A (a).............................           300                28,938
Charles River Laboratories
    International, Inc. (a).................           600                20,214
Covance, Inc. (a)...........................           900                49,113
Illumina, Inc. (a)..........................         1,650                50,572
Life Technologies Corp. (a).................         2,100               109,683
Mettler Toledo International, Inc. (a).....            450                47,245
Millipore Corp. (a).........................           750                54,263
PerkinElmer, Inc............................           300                 6,177
Pharmaceutical Product
    Development, Inc........................         1,400                32,816
Techne Corp.................................           500                34,280
Thermo Fisher Scientific, Inc. (a)..........           450                21,461
Waters Corp. (a)............................         1,300                80,548
                                                                      ----------
                                                                         535,310
                                                                      ----------
PHARMACEUTICALS - 6.0%
Abbott Laboratories.........................        21,080             1,138,109
Allergan, Inc...............................         4,150               261,492
Bristol-Myers Squibb Co.....................        12,950               326,988
Eli Lilly & Co..............................         7,250               258,897
Johnson & Johnson...........................        29,100             1,874,331
Merck & Co., Inc............................        16,080               587,563
Mylan, Inc. (a).............................         2,950                54,368
Perrigo Co..................................         1,100                43,824
Valeant Pharmaceuticals
    International (a).......................           900                28,611
                                                                      ----------
                                                                       4,574,183
                                                                      ----------
                                                                      12,118,484
                                                                      ----------


--------------------------------------------------------------------------------
COMPANY                                             SHARES          U.S. $ VALUE
--------------------------------------------------------------------------------
CONSUMER STAPLES - 15.8%
BEVERAGES - 3.9%
Brown-Forman Corp.-Class B..................         1,000            $   53,570
The Coca-Cola Co............................        24,850             1,416,450
Coca-Cola Enterprises, Inc..................         3,550                75,260
Hansen Natural Corp. (a)....................           950                36,480
Molson Coors Brewing Co.-Class B...........            100                 4,516
Pepsi Bottling Group, Inc...................         1,550                58,125
Pepsico, Inc................................        21,250             1,292,000
                                                                      ----------
                                                                       2,936,401
                                                                      ----------
FOOD & STAPLES RETAILING - 4.0%
BJ's Wholesale Club, Inc. (a)...............           100                 3,271
Costco Wholesale Corp.......................         5,950               352,061
CVS Caremark Corp...........................         6,050               194,871
The Kroger Co...............................         7,500               153,975
Sysco Corp..................................         8,050               224,917
Walgreen Co.................................        13,550               497,556
Wal-Mart Stores, Inc........................        30,200             1,614,190
Whole Foods Market, Inc. (a)................         1,250                34,312
                                                                      ----------
                                                                       3,075,153
                                                                      ----------
FOOD PRODUCTS - 1.2%
Archer-Daniels-Midland Co...................         4,900               153,419
Campbell Soup Co............................         1,800                60,840
Dean Foods Co. (a)..........................         2,450                44,198
Flowers Foods, Inc..........................           850                20,196
General Mills, Inc..........................         1,850               130,998
Green Mountain Coffee Roasters,
    Inc. (a)................................           500                40,735
Hershey Co..................................         1,200                42,948
HJ Heinz Co.................................         3,500               149,660
Hormel Foods Corp...........................           100                 3,845
Kellogg Co..................................         3,500               186,200
McCormick & Co., Inc........................         1,750                63,228
Sara Lee Corp...............................         2,350                28,623
Smithfield Foods, Inc. (a)..................           100                 1,519
                                                                      ----------
                                                                         926,409
                                                                      ----------
HOUSEHOLD PRODUCTS - 3.5%
Church & Dwight Co., Inc....................           950                57,427
Clorox Co...................................         1,700               103,700
Colgate-Palmolive Co........................         6,850               562,727
Energizer Holdings, Inc. (a)................           800                49,024
Kimberly-Clark Corp.........................         4,950               315,365
Procter & Gamble Co.........................        26,050             1,579,412
                                                                      ----------
                                                                       2,667,655
                                                                      ----------
PERSONAL PRODUCTS - 0.5%
Alberto-Culver Co.-Class B..................           950                27,826
Avon Products, Inc..........................         5,800               182,700
The Estee Lauder Cos., Inc.-Class A                  1,500                72,540
Herbalife Ltd...............................           850                34,484

                                     FSA-33

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2009 (Continued)

--------------------------------------------------------------------------------
COMPANY                                           SHARES            U.S. $ VALUE
--------------------------------------------------------------------------------
Mead Johnson Nutrition Co.-Class A                 1,450              $   63,365
NBTY, Inc. (a)............................           500                  21,770
                                                                      ----------
                                                                         402,685
                                                                      ----------
TOBACCO - 2.7%
Altria Group, Inc.........................        28,200                 553,566
Lorillard, Inc............................         2,050                 164,472
Philip Morris International, Inc..........        26,800               1,291,492
                                                                      ----------
                                                                       2,009,530
                                                                      ----------
                                                                      12,017,833
                                                                      ----------
CONSUMER DISCRETIONARY - 10.5%
AUTO COMPONENTS - 0.4%
BorgWarner, Inc...........................         1,450                  48,169
Federal Mogul Corp. (a)...................            50                     865
Gentex Corp...............................         1,850                  33,022
The Goodyear Tire & Rubber Co. (a).......          3,300                  46,530
Johnson Controls, Inc.....................         5,050                 137,562
TRW Automotive Holdings Corp. (a)........            150                   3,582
WABCO Holdings, Inc.......................           750                  19,343
                                                                      ----------
                                                                         289,073
                                                                      ----------
AUTOMOBILES - 0.0%
Thor Industries, Inc......................           250                   7,850
                                                                      ----------
DISTRIBUTORS - 0.1%
LKQ Corp. (a).............................         1,900                  37,221
                                                                      ----------
DIVERSIFIED CONSUMER SERVICES - 0.5%
Apollo Group, Inc.-Class A (a)............         1,800                 109,044
Brink's Home Security Holdings,
    Inc. (a)..............................           600                  19,584
Career Education Corp. (a)................           850                  19,814
DeVry, Inc................................           850                  48,220
Education Management Corp. (a)............           200                   4,402
H&R Block, Inc............................         4,600                 104,052
Hillenbrand, Inc..........................           300                   5,652
ITT Educational Services, Inc. (a)........           550                  52,778
Strayer Education, Inc....................           210                  44,623
Weight Watchers International, Inc.......             50                   1,458
                                                                      ----------
                                                                         409,627
                                                                      ----------
HOTELS, RESTAURANTS & LEISURE - 2.5%
Brinker International, Inc................         1,350                  20,142
Burger King Holdings, Inc.................         1,450                  27,289
Carnival Corp. (a)........................         2,700                  85,563
Chipotle Mexican Grill, Inc.-Class A
    (a)...................................           450                  39,672
Choice Hotels International, Inc..........           100                   3,166
Darden Restaurants, Inc...................         1,850                  64,879
Hyatt Hotels Corp. (a)....................           400                  11,924
International Game Technology.............         3,350                  62,879
Las Vegas Sands Corp. (a).................         3,050                  45,567
Marriott International, Inc.-Class A......         1,928                  52,538
McDonald's Corp...........................        15,050                 939,722


--------------------------------------------------------------------------------
COMPANY                                           SHARES            U.S. $ VALUE
--------------------------------------------------------------------------------
MGM Mirage (a)............................         1,200              $   10,944
Panera Bread Co.-Class A (a)..............           400                  26,788
Royal Caribbean Cruises Ltd. (a)..........           550                  13,904
Scientific Games Corp.-Class A (a)........           850                  12,368
Starbucks Corp. (a).......................        10,000                 230,600
Starwood Hotels & Resorts
    Worldwide, Inc........................           400                  14,628
Wendy's/Arby's Group, Inc.-Class A                 2,000                   9,380
WMS Industries, Inc. (a)..................           700                  28,000
Wyndham Worldwide Corp....................         1,050                  21,179
Yum! Brands, Inc..........................         6,300                 220,311
                                                                      ----------
                                                                       1,941,443
                                                                      ----------
HOUSEHOLD DURABLES - 0.2%
Garmin Ltd................................         1,250                  38,375
Harman International Industries, Inc.                550                  19,404
KB Home...................................            50                     684
Leggett & Platt, Inc......................         1,300                  26,520
MDC Holdings, Inc.........................           200                   6,208
Newell Rubbermaid, Inc....................           600                   9,006
NVR, Inc. (a).............................            50                  35,536
Pulte Homes, Inc. (a).....................           450                   4,500
                                                                      ----------
                                                                         140,233
                                                                      ----------
INTERNET & CATALOG RETAIL - 1.1%
Amazon.Com, Inc. (a)......................         4,500                 605,340
Expedia, Inc. (a).........................         2,250                  57,848
NetFlix, Inc. (a).........................           550                  30,327
priceline.com, Inc. (a)...................           600                 131,100
                                                                      ----------
                                                                         824,615
                                                                      ----------
LEISURE EQUIPMENT & PRODUCTS - 0.1%
Hasbro, Inc...............................         1,000                  32,060
Mattel, Inc...............................         3,750                  74,925
                                                                      ----------
                                                                         106,985
                                                                      ----------
MEDIA - 1.0%
Comcast Corp.-Class A.....................         2,900                  48,894
CTC Media, Inc. (a).......................           450                   6,705
DIRECTV (a)...............................         6,250                 208,437
Discovery Communications, Inc.-
    Class C (a)...........................         3,550                  94,146
Interactive Data Corp.....................           200                   5,060
John Wiley & Sons, Inc.-Class A...........           550                  23,034
The McGraw-Hill Cos, Inc..................         4,300                 144,093
Morningstar, Inc. (a).....................           250                  12,085
New York Times Co.-Class A (a)............            50                     618
Omnicom Group, Inc........................         4,250                 166,388
Regal Entertainment Group-Class A                    550                   7,942
Scripps Networks Interactive, Inc.-
    Class A...............................           700                  29,050
Warner Music Group Corp. (a)..............            50                     283
                                                                      ----------
                                                                         746,735
                                                                      ----------

                                     FSA-34

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2009 (Continued)

--------------------------------------------------------------------------------
COMPANY                                           SHARES            U.S. $ VALUE
--------------------------------------------------------------------------------
MULTILINE RETAIL - 1.2%
Big Lots, Inc. (a)........................           100               $   2,898
Dollar General Corp. (a)..................           300                   6,729
Dollar Tree, Inc. (a).....................         1,250                  60,375
Family Dollar Stores, Inc.................         1,900                  52,877
Kohl's Corp. (a)..........................         3,900                 210,327
Nordstrom, Inc............................         2,250                  84,555
Target Corp...............................        10,250                 495,792
                                                                       ---------
                                                                         913,553
                                                                       ---------
SPECIALTY RETAIL - 2.6%
Aaron's, Inc..............................           650                  18,025
Abercrombie & Fitch Co.-Class A...........           600                  20,910
Advance Auto Parts, Inc...................         1,300                  52,624
Aeropostale, Inc. (a).....................           900                  30,645
American Eagle Outfitters, Inc............         2,300                  39,054
AutoNation, Inc. (a)......................            50                     958
Autozone, Inc. (a)........................           400                  63,228
Barnes & Noble, Inc.......................           100                   1,907
Bed Bath & Beyond, Inc. (a)...............         3,550                 137,137
Best Buy Co., Inc.........................         4,600                 181,516
Carmax, Inc. (a)..........................         2,100                  50,925
Chico's FAS, Inc. (a).....................         2,250                  31,612
Dick's Sporting Goods, Inc. (a)...........         1,150                  28,600
Foot Locker, Inc..........................           900                  10,026
GameStop Corp.-Class A (a)................         1,950                  42,783
The Gap, Inc..............................         5,800                 121,510
Guess?, Inc...............................           800                  33,840
Home Depot, Inc...........................         1,550                  44,841
Limited Brands, Inc.......................         2,400                  46,176
Lowe's Cos, Inc...........................         6,300                 147,357
Office Depot, Inc. (a)....................           650                   4,192
O'Reilly Automotive, Inc. (a).............         1,850                  70,522
Penske Auto Group, Inc. (a)...............           150                   2,277
PetSmart, Inc.............................         1,700                  45,373
RadioShack Corp...........................           200                   3,900
Ross Stores, Inc..........................         1,750                  74,742
The Sherwin-Williams Co...................         1,150                  70,897
Staples, Inc..............................         9,750                 239,753
Tiffany & Co..............................         1,550                  66,650
TJX Cos, Inc..............................         5,650                 206,508
Urban Outfitters, Inc. (a)................         1,750                  61,233
Williams-Sonoma, Inc......................           500                  10,390
                                                                       ---------
                                                                       1,960,111
                                                                       ---------
TEXTILES, APPAREL & LUXURY GOODS - 0.8%
Coach, Inc................................         4,350                 158,905
Hanesbrands, Inc. (a).....................         1,250                  30,137
Nike, Inc.-Class B........................         4,950                 327,047
Phillips-Van Heusen Corp..................           450                  18,306
Polo Ralph Lauren Corp.-Class A...........           700                  56,686


--------------------------------------------------------------------------------
COMPANY                                           SHARES            U.S. $ VALUE
--------------------------------------------------------------------------------
VF Corp...................................           300               $  21,972
                                                                       ---------
                                                                         613,053
                                                                       ---------
                                                                       7,990,499
                                                                       ---------
INDUSTRIALS - 10.2%
AEROSPACE & DEFENSE - 3.0%
Alliant Techsystems, Inc. (a).............           450                  39,722
BE Aerospace, Inc. (a)....................           600                  14,100
Boeing Co.................................           800                  43,304
General Dynamics Corp.....................           450                  30,676
Goodrich BF Company.......................         1,700                 109,225
Honeywell International, Inc..............        10,150                 397,880
ITT Corp..................................           250                  12,435
Lockheed Martin Corp......................         4,350                 327,772
Northrop Grumman Corp.....................           550                  30,717
Precision Castparts Corp..................         1,950                 215,183
Raytheon Co...............................         4,150                 213,808
Rockwell Collins, Inc.....................         2,150                 119,024
Spirit Aerosystems Holdings, Inc.-
    Class A (a)...........................           450                   8,937
TransDigm Group, Inc......................           550                  26,120
United Technologies Corp..................        10,500                 728,805
                                                                       ---------
                                                                       2,317,708
                                                                       ---------
AIR FREIGHT & LOGISTICS - 1.1%
CH Robinson Worldwide, Inc................         2,300                 135,079
Expeditors International of
    Washington, Inc.......................         2,900                 100,717
United Parcel Service, Inc.-Class B......          9,450                 542,147
UTI Worldwide, Inc........................         1,250                  17,900
                                                                       ---------
                                                                         795,843
                                                                       ---------
AIRLINES - 0.3%
AMR Corp. (a).............................         4,500                  34,785
Continental Airlines, Inc.-Class B (a)             1,850                  33,152
Copa Holdings Sa-class A-Class A..........           400                  21,788
Delta Air Lines, Inc. (a).................        10,500                 119,490
Southwest Airlines Co.....................         3,150                  36,004
                                                                       ---------
                                                                         245,219
                                                                       ---------
BUILDING PRODUCTS - 0.1%
Armstrong World Industries, Inc. (a).....            100                   3,893
Lennox International, Inc.................           650                  25,376
Masco Corp................................         2,300                  31,763
Owens Corning (a).........................           500                  12,820
                                                                       ---------
                                                                          73,852
                                                                       ---------
COMMERCIAL SERVICES & SUPPLIES - 0.6%
Avery Dennison Corp.......................           300                  10,947
The Brink's Co............................           600                  14,604
Cintas Corp...............................           300                   7,815
Copart, Inc. (a)..........................           900                  32,967
Corrections Corp. of America (a)..........           150                   3,682
Iron Mountain, Inc. (a)...................         2,450                  55,762

                                     FSA-35

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2009 (Continued)

--------------------------------------------------------------------------------
COMPANY                                            SHARES           U.S. $ VALUE
--------------------------------------------------------------------------------
Republic Services, Inc.-Class A............         1,400              $  39,634
RR Donnelley & Sons Co.....................           700                 15,589
Stericycle, Inc. (a).......................         1,150                 63,446
Waste Connections, Inc. (a)................           800                 26,656
Waste Management, Inc......................         6,000                202,860
                                                                       ---------
                                                                         473,962
                                                                       ---------
CONSTRUCTION & ENGINEERING - 0.3%
Aecom Technology Corp. (a).................         1,250                 34,375
Fluor Corp.................................         2,450                110,348
Jacobs Engineering Group, Inc. (a).........         1,680                 63,185
Shaw Group, Inc. (a).......................           900                 25,875
URS Corp. (a)..............................           150                  6,678
                                                                       ---------
                                                                         240,461
                                                                       ---------
ELECTRICAL EQUIPMENT - 0.9%
A123 Systems, Inc. (a).....................           200                  4,488
Ametek, Inc................................         1,435                 54,874
Emerson Electric Co........................        10,250                436,650
First Solar, Inc. (a)......................           700                 94,780
Hubbell, Inc.-Class B......................           100                  4,730
Rockwell Automation, Inc...................           200                  9,396
Roper Industries, Inc......................         1,050                 54,989
Sunpower Corp.-Class A (a).................         1,300                 30,784
Thomas & Betts Corp. (a)...................           200                  7,158
                                                                       ---------
                                                                         697,849
                                                                       ---------
INDUSTRIAL CONGLOMERATES - 1.1%
3M Co......................................         9,500                785,365
Carlisle Cos, Inc..........................           200                  6,852
McDermott International, Inc. (a)..........         3,100                 74,431
                                                                       ---------
                                                                         866,648
                                                                       ---------
MACHINERY - 1.6%
Bucyrus International, Inc.-Class A........           250                 14,093
Caterpillar, Inc...........................         4,100                233,659
Crane Co...................................           350                 10,717
Cummins, Inc...............................           900                 41,274
Danaher Corp...............................         2,190                164,688
Deere & Co.................................         1,450                 78,430
Donaldson Co., Inc.........................         1,050                 44,667
Dover Corp.................................         1,800                 74,898
Flowserve Corp.............................           800                 75,624
Graco, Inc.................................           350                  9,999
Harsco Corp................................           800                 25,784
IDEX Corp..................................           650                 20,247
Joy Global, Inc............................         1,250                 64,488
Navistar International Corp. (a)...........           850                 32,853
PACCAR, Inc................................         4,600                166,842
Pall Corp..................................         1,600                 57,920
Pentair, Inc...............................           350                 11,305
Snap-On, Inc...............................           200                  8,452
Toro Co....................................           500                 20,905


--------------------------------------------------------------------------------
COMPANY                                            SHARES           U.S. $ VALUE
--------------------------------------------------------------------------------
Valmont Industries, Inc....................           300              $  23,535
Wabtec Corp................................           650                 26,546
                                                                       ---------
                                                                       1,206,926
                                                                       ---------
MARINE - 0.0%
Kirby Corp. (a)............................           150                  5,225
                                                                       ---------
PROFESSIONAL SERVICES - 0.4%
Dun & Bradstreet Corp......................           750                 63,277
Equifax, Inc...............................         1,350                 41,701
FTI Consulting, Inc. (a)...................           700                 33,012
IHS, Inc.-Class A (a)......................           650                 35,627
Monster Worldwide, Inc. (a)................         1,000                 17,400
Robert Half International, Inc.............         2,050                 54,797
Verisk Analytics Inc-cl A (a)..............         1,007                 30,492
                                                                       ---------
                                                                         276,306
                                                                       ---------
ROAD & RAIL - 0.5%
Con-way, Inc...............................           200                  6,982
JB Hunt Transport Services, Inc............         1,200                 38,724
Kansas City Southern (a)...................           550                 18,309
Landstar System, Inc.......................           700                 27,139
Norfolk Southern Corp......................           650                 34,073
Union Pacific Corp.........................         3,650                233,235
                                                                       ---------
                                                                         358,462
                                                                       ---------
TRADING COMPANIES & DISTRIBUTORS - 0.3%
Fastenal Co................................         1,800                 74,952
GATX Corp..................................           250                  7,187
MSC Industrial Direct Co.-Class A..........           600                 28,200
WESCO International, Inc. (a)..............           300                  8,103
WW Grainger, Inc...........................           850                 82,306
                                                                       ---------
                                                                         200,748
                                                                       ---------
                                                                       7,759,209
                                                                       ---------
FINANCIALS - 5.0%
CAPITAL MARKETS - 2.1%
Affiliated Managers Group, Inc. (a)........           550                 37,043
Ameriprise Financial, Inc..................           250                  9,705
Bank of New York Mellon Corp...............         3,350                 93,700
BlackRock, Inc.-Class A....................           200                 46,440
The Charles Schwab Corp....................        12,960                243,907
Eaton Vance Corp...........................         1,600                 48,656
Federated Investors, Inc.-Class B..........         1,100                 30,250
Franklin Resources, Inc....................           950                100,082
The Goldman Sachs Group, Inc...............           450                 75,978
Greenhill & Co., Inc.......................           300                 24,072
Invesco Ltd................................           450                 10,570
Investment Technology Group,
    Inc. (a)...............................            50                    985
Janus Capital Group, Inc...................         2,150                 28,917
Jefferies Group, Inc. (a)..................         1,200                 28,476
Lazard Ltd.-Class A........................         1,050                 39,869
Morgan Stanley.............................         4,300                127,280

                                     FSA-36

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2009 (Continued)

--------------------------------------------------------------------------------
COMPANY                                          SHARES             U.S. $ VALUE
--------------------------------------------------------------------------------
Northern Trust Corp......................        3,300                 $ 172,920
SEI Investments Co.......................        1,650                    28,908
State Street Corp........................        3,600                   156,744
T Rowe Price Group, Inc..................        3,500                   186,375
TD Ameritrade Holding Corp. (a)..........        3,550                    68,799
Waddell & Reed Financial, Inc.-
    Class A..............................        1,150                    35,121
                                                                       ---------
                                                                       1,594,797
                                                                       ---------
COMMERCIAL BANKS - 0.4%
BOK Financial Corp.......................          100                     4,752
CapitalSource, Inc.......................          500                     1,985
Commerce Bancshares, Inc./Kansas
    City MO..............................          315                    12,197
Wells Fargo & Co.........................        9,600                   259,104
                                                                       ---------
                                                                         278,038
                                                                       ---------
CONSUMER FINANCE - 0.2%
American Express Co......................        2,545                   103,123
AmeriCredit Corp. (a)....................          350                     6,664
Capital One Financial Corp...............        1,750                    67,095
SLM Corp. (a)............................        1,350                    15,214
The Student Loan Corp....................           50                     2,329
                                                                       ---------
                                                                         194,425
                                                                       ---------
DIVERSIFIED FINANCIAL SERVICES - 0.4%
CME Group, Inc.-Class A..................           50                    16,797
GLG Partners, Inc. (a)...................        2,550                     8,211
IntercontinentalExchange, Inc. (a).......        1,000                   112,300
Leucadia National Corp. (a)..............          900                    21,411
Moody's Corp.............................        2,550                    68,340
MSCI, Inc.-Class A (a)...................        1,350                    42,930
Nasdaq QMX Group, Inc. (a)...............          800                    15,856
NYSE Euronext............................          900                    22,770
                                                                       ---------
                                                                         308,615
                                                                       ---------
INSURANCE - 1.0%
Aflac, Inc...............................        6,400                   296,000
American International Group,
    Inc. (a).............................          635                    19,037
Arthur J Gallagher & Co..................        1,250                    28,137
Axis Capital Holdings Ltd................          550                    15,626
Brown & Brown, Inc.......................        1,150                    20,666
CNA Financial Corp. (a)..................          150                     3,600
Endurance Specialty Holdings Ltd.........          200                     7,446
Erie Indemnity Co.-Class A...............          300                    11,706
Fidelity National Financial, Inc.-
    Class A..............................          450                     6,057
Genworth Financial, Inc.-Class A (a)             2,800                    31,780
The Hanover Insurance Group, Inc........            50                     2,221
Lincoln National Corp....................        1,250                    31,100
Marsh & McLennan Cos, Inc................          500                    11,040
Principal Financial Group, Inc...........        4,200                   100,968


--------------------------------------------------------------------------------
COMPANY                                          SHARES             U.S. $ VALUE
--------------------------------------------------------------------------------
The Progressive Corp. (a)................          900                 $  16,191
Prudential Financial, Inc................        3,250                   161,720
Reinsurance Group of America,
    Inc.-Class A.........................          100                     4,765
Validus Holdings Ltd.....................          150                     4,041
WR Berkley Corp..........................          600                    14,784
                                                                       ---------
                                                                         786,885
                                                                       ---------
REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.7%
Alexandria Real Estate Equities, Inc.              200                    12,858
Digital Realty Trust, Inc................        1,050                    52,794
Federal Realty Investment Trust..........          100                     6,772
HCP, Inc.................................        1,550                    47,337
Health Care REIT, Inc....................          800                    35,456
Nationwide Health Properties, Inc........        1,150                    40,457
Plum Creek Timber Co., Inc. (REIT).......          800                    30,208
Public Storage...........................        1,850                   150,683
Rayonier, Inc............................          500                    21,080
Simon Property Group, Inc................        1,419                   113,236
                                                                       ---------
                                                                         510,881
                                                                       ---------
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.1%
CB Richard Ellis Group, Inc.-Class A
    (a)..................................        3,200                    43,424
The St Joe Co. (a).......................        1,250                    36,113
                                                                       ---------
                                                                          79,537
                                                                       ---------
THRIFTS & MORTGAGE FINANCE - 0.1%
Capitol Federal Financial................          250                     7,865
Hudson City Bancorp, Inc.................        3,500                    48,055
TFS Financial Corp.......................          100                     1,214
                                                                       ---------
                                                                          57,134
                                                                       ---------
                                                                       3,810,312
                                                                       ---------
ENERGY - 4.1%
ENERGY EQUIPMENT & SERVICES - 1.3%
Atwood Oceanics, Inc. (a)................          650                    23,303
Cameron International Corp. (a)..........        3,070                   128,326
Diamond Offshore Drilling, Inc...........          950                    93,499
Dresser-Rand Group, Inc. (a).............        1,100                    34,771
Exterran Holdings, Inc. (a)..............          350                     7,507
FMC Technologies, Inc. (a)...............        1,700                    98,328
Helmerich & Payne, Inc...................          450                    17,946
Oceaneering International, Inc. (a)......          750                    43,890
Patterson-UTI Energy, Inc................          300                     4,605
Pride International, Inc. (a)............        1,100                    35,101
Rowan Cos, Inc. (a)......................          250                     5,660
Schlumberger Ltd.........................        7,440                   484,270
Seahawk Drilling Inc (a).................           73                     1,645
Smith International, Inc.................        1,950                    52,981
                                                                       ---------
                                                                       1,031,832
                                                                       ---------

                                     FSA-37

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2009 (Continued)

--------------------------------------------------------------------------------
COMPANY                                         SHARES              U.S. $ VALUE
--------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS - 2.8%
Alpha Natural Resources, Inc. (a).......         1,650                 $  71,577
CNX Gas Corp. (a).......................           300                     8,856
Comstock Resources, Inc. (a)............            50                     2,028
Consol Energy, Inc......................         2,450                   122,010
Continental Resources, Inc./OK (a)......           200                     8,578
El Paso Corp............................         2,650                    26,049
EXCO Resources, Inc.....................         1,650                    35,029
Exxon Mobil Corp........................        17,170                 1,170,822
Forest Oil Corp. (a)....................           550                    12,237
Frontier Oil Corp.......................         1,100                    13,244
Holly Corp..............................           550                    14,097
Mariner Energy, Inc. (a)................         1,200                    13,932
Massey Energy Co........................           950                    39,910
Peabody Energy Corp.....................         3,650                   165,017
PetroHawk Energy Corp. (a)..............         4,100                    98,359
Plains Exploration & Production
    Co. (a).............................         1,000                    27,660
Quicksilver Resources, Inc. (a).........         1,600                    24,016
Range Resources Corp....................           300                    14,955
Southwestern Energy Co. (a).............         4,700                   226,540
St Mary Land & Exploration Co...........           200                     6,848
Teekay Corp.............................           250                     5,803
Tesoro Corp.............................           750                    10,163
                                                                       ---------
                                                                       2,117,730
                                                                       ---------
                                                                       3,149,562
                                                                       ---------
MATERIALS - 3.9%
CHEMICALS - 2.5%
Air Products & Chemicals, Inc...........         1,000                    81,060
Albemarle Corp..........................            50                     1,819
Ashland, Inc............................            50                     1,981
Celanese Corp.-Class A..................         1,950                    62,595
CF Industries Holdings, Inc.............           550                    49,929
E.I. Du Pont de Nemours & Co............         4,050                   136,363
Ecolab, Inc.............................         3,250                   144,917
FMC Corp................................           850                    47,396
International Flavors & Fragrances,
    Inc.................................         1,000                    41,140
Intrepid Potash, Inc. (a)...............           500                    14,585
Lubrizol Corp...........................           800                    58,360
Monsanto Co.............................         7,450                   609,037
The Mosaic Co...........................         2,150                   128,419
Nalco Holding Co........................         1,850                    47,194
Praxair, Inc............................         4,200                   337,302
RPM International, Inc..................           900                    18,297
The Scotts Miracle-Gro Co.-Class A.....            600                    23,586
Sigma-Aldrich Corp......................         1,650                    83,375
Terra Industries, Inc...................           950                    30,581
Valhi, Inc..............................            50                       699
                                                                       ---------
                                                                       1,918,635
                                                                       ---------


--------------------------------------------------------------------------------
COMPANY                                         SHARES              U.S. $ VALUE
--------------------------------------------------------------------------------
CONSTRUCTION MATERIALS - 0.0%
Eagle Materials, Inc....................           600                 $  15,630
Martin Marietta Materials, Inc..........           250                    22,353
                                                                       ---------
                                                                          37,983
                                                                       ---------
CONTAINERS & PACKAGING - 0.3%
Ball Corp...............................           850                    43,945
Crown Holdings, Inc. (a)................         2,150                    54,997
Owens-Illinois, Inc. (a)................         1,850                    60,809
Packaging Corp. of America..............           100                     2,301
Pactiv Corp. (a)........................         1,450                    35,003
                                                                       ---------
                                                                         197,055
                                                                       ---------
METALS & MINING - 1.1%
Alcoa, Inc..............................         6,150                    99,138
Cliffs Natural Resources, Inc...........           150                     6,913
Compass Minerals International,
    Inc.................................           250                    16,797
Freeport-McMoRan Copper & Gold,
    Inc. (a)............................         3,400                   272,986
Newmont Mining Corp.....................         6,550                   309,880
Royal Gold, Inc.........................           150                     7,065
Schnitzer Steel Industries, Inc.-
    Class A.............................           250                    11,925
Southern Copper Corp....................         1,750                    57,593
Walter Energy, Inc......................           750                    56,483
                                                                       ---------
                                                                         838,780
                                                                       ---------
                                                                       2,992,453
                                                                       ---------
UTILITIES - 0.9%
ELECTRIC UTILITIES - 0.4%
Allegheny Energy, Inc...................         1,400                    32,872
DPL, Inc................................           200                     5,520
Exelon Corp.............................           800                    39,096
FPL Group, Inc..........................           750                    39,615
ITC Holdings Corp.......................           700                    36,463
NV Energy, Inc..........................         1,350                    16,713
PPL Corp................................         5,100                   164,781
                                                                       ---------
                                                                         335,060
                                                                       ---------
GAS UTILITIES - 0.1%
EQT Corp................................         1,800                    79,056
                                                                       ---------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.3%
The AES Corp. (a).......................         7,300                    97,163
Calpine Corp. (a).......................         2,450                    26,950
Constellation Energy Group, Inc.........         2,100                    73,857
Ormat Technologies, Inc.................           250                     9,460
                                                                       ---------
                                                                         207,430
                                                                       ---------
MULTI-UTILITIES - 0.1%
Centerpoint Energy, Inc.................         4,450                    64,569
Integrys Energy Group, Inc..............           200                     8,398
                                                                       ---------
                                                                          72,967
                                                                       ---------

                                     FSA-38

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2009 (Concluded)

--------------------------------------------------------------------------------
COMPANY                                         SHARES              U.S. $ VALUE
--------------------------------------------------------------------------------
WATER UTILITIES - 0.0%
American Water Works Co., Inc...........           100                $    2,240
                                                                      ----------
                                                                         696,753
                                                                      ----------
TELECOMMUNICATION SERVICES - 0.6%
DIVERSIFIED TELECOMMUNICATION
    SERVICES - 0.1%
Frontier Communications Corp............         1,850                    14,448
tw telecom, Inc. (a)....................         2,000                    34,280
Windstream Corp.........................         2,750                    30,223
                                                                      ----------
                                                                          78,951
                                                                      ----------
WIRELESS TELECOMMUNICATION SERVICES - 0.5%
American Tower Corp.-Class A (a)........         5,450                   235,496
Crown Castle International
    Corp. (a)...........................         1,400                    54,656
Leap Wireless International,
    Inc. (a)............................           600                    10,530
MetroPCS Communications,
    Inc. (a)............................         3,450                    26,323
NII Holdings Inc.-Class B (a)...........           100                     3,358
SBA Communications Corp.-Class A
    (a).................................         1,600                    54,656
                                                                      ----------
                                                                         385,019
                                                                      ----------
                                                                         463,970
                                                                      ----------
TOTAL COMMON STOCKS - 100.1%
   (cost $58,703,875)...................                              76,343,853
                                                                      ----------


--------------------------------------------------------------------------------
                                              PRINCIPAL
                                               AMOUNT
COMPANY                                         (000)               U.S. $ VALUE
--------------------------------------------------------------------------------
SHORT-TERM DEBT SECURITIES - 0.4%
TIME DEPOSIT - 0.4%
JPMorgan Nassau
   0.10%, 1/04/10.......................         $342                $   342,294
                                                                     -----------
TOTAL SHORT-TERM DEBT SECURITIES - 0.4%
   (amortized cost $342,294)............                                 342,294
                                                                     -----------
TOTAL INVESTMENTS - 100.5%
   (cost/amortized cost
     $59,046,169).......................                              76,686,147
Other assets less liabilities - (0.5)%                                  (401,955)
                                                                     -----------
NET ASSETS - 100.0%.....................                             $76,284,192
                                                                     ===========


(a)   Non-income producing security.

     Glossary:
     REIT - Real Estate Investment Trust

     The accompanying notes are an integral part of these financial statements.

                                     FSA-39

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

Statement of Assets and Liabilities
DECEMBER 31, 2009

----------------------------------------------------------------------------------
ASSETS:
Investments (Notes 2 and 3):
 Common stocks -- at value (cost: $16,488,729)  .                      $20,637,414
 Short-term debt securities -- at value (amortized cost: $120,058)  .      120,058
Cash.................................................................      100,000
Interest and dividends receivable....................................        5,837
----------------------------------------------------------------------------------
Total assets.........................................................   20,863,309
----------------------------------------------------------------------------------
LIABILITIES:
Due to AXA Equitable's General Account...............................      193,521
Accrued expenses.....................................................       41,028
----------------------------------------------------------------------------------
Total liabilities....................................................      234,549
----------------------------------------------------------------------------------
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION.........  $20,628,760
==================================================================================


                                                  UNITS OUTSTANDING    UNIT VALUES
                                                  -----------------    -----------
Institutional...................................                 96    $ 26,012.67
RIA.............................................              9,251        240.56
MRP.............................................            321,367         49.53

The accompanying notes are an integral part of these financial statements.

                                     FSA-40

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

Statement of Operations
YEAR ENDED DECEMBER 31, 2009

----------------------------------------------------------------------------------
INVESTMENT INCOME (NOTE 2):
Dividends (net of foreign taxes withheld of $1,896)  .                $    106,808
Interest.............................................................          141
----------------------------------------------------------------------------------
Total investment income..............................................      106,949
----------------------------------------------------------------------------------
EXPENSES (NOTE 6):
Investment management fees...........................................      (82,952)
Operating and expense charges........................................     (193,988)
----------------------------------------------------------------------------------
Total expenses.......................................................     (276,940)
----------------------------------------------------------------------------------
Net investment loss..................................................     (169,991)
----------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 2):
Realized loss from security and foreign currency transactions........   (3,666,791)
Change in unrealized appreciation/depreciation of investments........   11,059,589
----------------------------------------------------------------------------------
Net realized and unrealized gain on investments......................    7,392,798
----------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS ATTRIBUTABLE TO OPERATIONS................ $  7,222,807
==================================================================================

The accompanying notes are an integral part of these financial statements.

                                     FSA-41

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Statements of Changes in Net Assets

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         YEAR ENDED
                                                                                            DECEMBER 31, 2009   DECEMBER 31, 2008
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment loss.......................................................................    $   (169,991)      $    (245,570)
Net realized loss on investments and foreign currency transactions........................      (3,666,791)        (22,729,608)
Change in unrealized appreciation/depreciation of investments.............................      11,059,589          (5,710,789)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets attributable to operations..........................       7,222,807         (28,685,967)
------------------------------------------------------------------------------------------------------------------------------------
FROM CONTRIBUTIONS AND WITHDRAWALS:
Contributions.............................................................................       1,921,743           9,697,929
Withdrawals...............................................................................      (5,623,682)        (54,409,853)
Asset management fees (Note 6)............................................................         (18,805)           (120,901)
Administrative fees (Note 6)..............................................................         (27,476)            (41,182)
------------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets attributable to contributions and withdrawals..................      (3,748,220)        (44,874,007)
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS.........................................................       3,474,587         (73,559,974)
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- BEGINNING OF PERIOD.......      17,154,173          90,714,147
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- END OF PERIOD.............    $ 20,628,760       $  17,154,173
====================================================================================================================================

The accompanying notes are an integral part of these financial statements.

                                     FSA-42

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2009

--------------------------------------------------------------------------------
COMPANY                                           SHARES            U.S. $ VALUE
--------------------------------------------------------------------------------
COMMON STOCKS - 99.9%
TECHNOLOGY - 22.1%
COMPUTER SERVICES SOFTWARE & SYSTEMS - 12.4%
Blue Coat Systems, Inc. (a)...............         6,700               $ 191,218
Cognizant Technology Solutions
    Corp.-Class A (a).....................        10,650                 482,445
F5 Networks, Inc. (a).....................         7,450                 394,701
Nuance Communications, Inc. (a)...........        16,100                 250,194
Red Hat, Inc. (a).........................        13,045                 403,091
Rovi Corp. (a)............................         7,600                 242,212
SuccessFactors, Inc. (a)..................        14,900                 247,042
VMware, Inc.-Class A (a)..................         8,150                 345,397
                                                                       ---------
                                                                       2,556,300
                                                                       ---------
ELECTRONIC COMPONENTS - 1.3%
Tyco Electronics Ltd......................        10,500                 257,775
                                                                       ---------
SEMICONDUCTORS & COMPONENT - 8.4%
Analog Devices, Inc.......................        13,200                 416,856
Fairchild Semiconductor
    International, Inc.-Class A (a).......        26,100                 260,739
Micron Technology, Inc. (a)...............        29,000                 306,240
ON Semiconductor Corp. (a)................        37,100                 326,851
PMC - Sierra, Inc. (a)....................        19,600                 169,736
Silicon Laboratories, Inc. (a)............         5,289                 255,670
                                                                       ---------
                                                                       1,736,092
                                                                       ---------
                                                                       4,550,167
                                                                       ---------
CONSUMER DISCRETIONARY - 19.2%
ADVERTISING AGENCIES - 1.1%
Lamar Advertising Co.-Class A (a).........         7,100                 220,739
                                                                       ---------
CONSUMER SERVICES: MISC. - 0.8%
The Western Union Co.-Class W.............         9,200                 173,420
                                                                       ---------
COSMETICS - 1.6%
Avon Products, Inc........................        10,700                 337,050
                                                                       ---------
DIVERSIFIED MEDIA - 0.7%
Discovery Communications, Inc.-
    Class A (a)...........................         4,640                 142,309
                                                                       ---------
DIVERSIFIED RETAIL - 2.1%
Dollar Tree, Inc. (a).....................         9,120                 440,496
                                                                       ---------
EDUCATION SERVICES - 1.2%
Strayer Education, Inc....................         1,180                 250,738
                                                                       ---------
HOUSEHOLD FURNISHINGS - 2.7%
Tempur-Pedic International, Inc. (a).....         23,800                 562,394
                                                                       ---------
LEISURE TIME - 1.2%
Ctrip.com International Ltd. (ADR)
    (a)...................................         3,500                 251,510
                                                                       ---------
PRINTING AND COPYING SERVICES - 0.9%
VistaPrint NV (a).........................         3,300                 186,978
                                                                       ---------


--------------------------------------------------------------------------------
COMPANY                                           SHARES            U.S. $ VALUE
--------------------------------------------------------------------------------
SPECIALTY RETAIL - 2.7%
American Eagle Outfitters, Inc............        18,900               $ 320,922
NetFlix, Inc. (a).........................         4,100                 226,074
                                                                       ---------
                                                                         546,996
                                                                       ---------
TEXTILES APPAREL & SHOES - 3.3%
Carter's, Inc. (a)........................         8,300                 217,875
Coach, Inc................................         5,700                 208,221
Polo Ralph Lauren Corp.-Class A...........         3,050                 246,989
                                                                       ---------
                                                                         673,085
                                                                       ---------
WHOLESALE & INTERNATIONAL TRADE - 0.9%
Tech Data Corp. (a).......................         3,800                 177,308
                                                                       ---------
                                                                       3,963,023
                                                                       ---------
HEALTH CARE - 15.4%
BIOTECHNOLOGY - 2.0%
Alexion Pharmaceuticals, Inc. (a).........         4,100                 200,162
Dendreon Corp. (a)........................         8,400                 220,752
                                                                       ---------
                                                                         420,914
                                                                       ---------
HEALTH CARE FACILITIES - 0.9%
DaVita, Inc. (a)..........................         3,100                 182,094
                                                                       ---------
HEALTH CARE MANAGEMENT SERVICES - 1.2%
Humana, Inc. (a)..........................         5,850                 256,757
                                                                       ---------
HEALTH CARE SERVICES - 1.9%
HMS Holdings Corp. (a)....................         5,100                 248,319
McKesson Corp.............................         2,470                 154,375
                                                                       ---------
                                                                         402,694
                                                                       ---------
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES - 2.8%
NuVasive, Inc. (a)........................         5,700                 182,286
Resmed, Inc. (a)..........................         7,400                 386,798
                                                                       ---------
                                                                         569,084
                                                                       ---------
MEDICAL EQUIPMENT - 2.4%
Illumina, Inc. (a)........................         8,900                 272,785
Masimo Corp. (a)..........................         7,000                 212,940
                                                                       ---------
                                                                         485,725
                                                                       ---------
PHARMACEUTICALS - 4.2%
Cardinal Health, Inc......................         5,900                 190,216
Qiagen NV (a).............................         8,300                 185,256
United Therapeutics Corp. (a).............         3,620                 190,593
Vertex Pharmaceuticals, Inc. (a)..........         7,110                 304,663
                                                                       ---------
                                                                         870,728
                                                                       ---------
                                                                       3,187,996
                                                                       ---------
PRODUCER DURABLES - 14.7%
AIR TRANSPORT - 4.2%
Allegiant Travel Co. (a)..................         5,100                 240,567
Continental Airlines, Inc.-Class B (a)            34,393                 616,322
                                                                       ---------
                                                                         856,889
                                                                       ---------

                                     FSA-43

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2009 (Continued)

--------------------------------------------------------------------------------
COMPANY                                           SHARES            U.S. $ VALUE
--------------------------------------------------------------------------------
ENGINEERING & CONTRACTING SERVICES - 5.0%
Aecom Technology Corp. (a).................        10,750             $  295,625
Foster Wheeler AG (a)......................        12,100                356,224
McDermott International, Inc. (a)..........        15,400                369,754
                                                                      ----------
                                                                       1,021,603
                                                                      ----------
MACHINERY: SPECIALTY - 0.8%
Bucyrus International, Inc.-Class A........         2,910                164,037
                                                                      ----------
RAILROADS - 1.4%
Kansas City Southern (a)...................         8,800                292,952
                                                                      ----------
SCIENTIFIC INSTRUMENTS: ELECTRICAL - 0.7%
Ametek, Inc................................         4,000                152,960
                                                                      ----------
SHIPPING - 1.1%
Kirby Corp. (a)............................         6,800                236,844
                                                                      ----------
TRUCKERS - 1.5%
Knight Transportation, Inc.................        15,600                300,924
                                                                      ----------
                                                                       3,026,209
                                                                      ----------
ENERGY - 10.8%
ALTERNATIVE ENERGY - 2.3%
Trina Solar Ltd. (Sponsored ADR) (a)                8,700                469,539
                                                                      ----------
OIL WELL EQUIPMENT & SERVICES - 3.6%
Cameron International Corp. (a)............        11,550                482,790
Oceaneering International, Inc. (a)........         4,700                275,044
                                                                      ----------
                                                                         757,834
                                                                      ----------
OIL: CRUDE PRODUCERS - 4.9%
Cabot Oil & Gas Corp.......................         5,600                244,104
Continental Resources, Inc./OK (a).........         7,430                318,673
Newfield Exploration Co. (a)...............         5,170                249,349
Noble Energy, Inc..........................         2,800                199,416
                                                                      ----------
                                                                       1,011,542
                                                                      ----------
                                                                       2,238,915
                                                                      ----------
FINANCIAL SERVICES - 9.7%
ASSET MANAGEMENT & CUSTODIAN - 1.6%
Affiliated Managers Group, Inc. (a)........         3,400                228,990
Waddell & Reed Financial, Inc.-
    Class A................................         3,400                103,836
                                                                      ----------
                                                                         332,826
                                                                      ----------
DIVERSIFIED FINANCIAL SERVICES - 3.0%
The Blackstone Group LP....................        29,600                388,352
Greenhill & Co., Inc.......................         2,900                232,696
                                                                      ----------
                                                                         621,048
                                                                      ----------
FINANCIAL DATA & SYSTEMS - 2.7%
Alliance Data Systems Corp. (a)............         5,850                377,851
Global Payments, Inc.......................         3,500                188,510
                                                                      ----------
                                                                         566,361
                                                                      ----------


--------------------------------------------------------------------------------
COMPANY                                           SHARES            U.S. $ VALUE
--------------------------------------------------------------------------------
SECURITIES BROKERAGE & SERVICES - 2.4%
IntercontinentalExchange, Inc. (a).........         2,830             $  317,809
TD Ameritrade Holding Corp. (a)............         8,600                166,668
                                                                      ----------
                                                                         484,477
                                                                      ----------
                                                                       2,004,712
                                                                      ----------
UTILITIES - 3.0%
UTILITIES: TELECOMMUNICATIONS - 3.0%
Clearwire Corp.-Class A (a)................        59,000                398,840
Leap Wireless International, Inc. (a).....         12,300                215,865
                                                                      ----------
                                                                         614,705
                                                                      ----------
CONSUMER STAPLES - 2.8%
BEVERAGE: SOFT DRINKS - 1.5%
Green Mountain Coffee Roasters,
    Inc. (a)...............................         3,650                297,366
                                                                      ----------
TOBACCO - 1.3%
Lorillard, Inc.............................         3,400                272,782
                                                                      ----------
                                                                         570,148
                                                                      ----------
MATERIALS & PROCESSING - 2.2%
CHEMICALS: DIVERSIFIED - 2.2%
Ecolab, Inc................................        10,270                457,939
                                                                      ----------
Total Common Stocks
   (cost $16,470,571)......................                           20,613,814
                                                                      ----------
RIGHTS - 0.1%
UTILITIES - 0.1%
UTILITIES: TELECOMMUNICATIONS - 0.1%
Clearwire Corp. (a)
   (cost $18,158)..........................        59,000                 23,600
                                                                      ----------
                                                 ---------
                                                 PRINCIPAL
                                                  AMOUNT
                                                   (000)
                                                 ---------
SHORT-TERM DEBT SECURITIES - 0.6%
TIME DEPOSIT - 0.6%
JPMorgan Nassau
   0.10%, 1/04/10.......................           $ 120             $   120,058
                                                                     -----------
TOTAL SHORT-TERM DEBT SECURITIES - 0.6%
   (amortized cost $120,058)............                                 120,058
                                                                     -----------
TOTAL INVESTMENTS - 100.6%
   (cost/amortized cost
     $16,608,787).......................                              20,757,472
Other assets less liabilities - (0.6)%                                  (128,712)
                                                                     -----------
NET ASSETS - 100.0%.....................                             $20,628,760
                                                                     ===========

                                     FSA-44

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2009 (Concluded)

(a) Non-income producing security.

    Glossary:
    ADR  - American Depositary Receipt
    LP   - Limited Partnership

    The accompanying notes are an integral part of these financial statements.

                                     FSA-45

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2009                   --------------------------------------------
------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                                      AXA AGGRESSIVE   AXA CONSERVATIVE   AXA CONSERVATIVE    AXA MODERATE
                                                        ALLOCATION        ALLOCATION      -PLUS ALLOCATION     ALLOCATION
---------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in shares of The Trusts, at fair
 value..............................................   $ 1,294,304        $ 868,272          $ 545,209        $ 6,580,464
Receivable for The Trusts shares sold...............            --              499                669             17,910
Receivable for policy-related transactions..........            19               --                 --                 --
---------------------------------------------------------------------------------------------------------------------------
   Total assets.....................................     1,294,323          868,771            545,878          6,598,374
---------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for The Trusts shares purchased.............            19               --                 --                 --
Payable for policy-related transactions.............            --              499                669             17,910
---------------------------------------------------------------------------------------------------------------------------
 Total liabilities..................................            19              499                669             17,910
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS..........................................   $ 1,294,304        $ 868,272          $ 545,209        $ 6,580,464
===========================================================================================================================
NET ASSETS:
Accumulation Units..................................     1,294,304          868,272            545,209          6,580,464
---------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS....................................   $ 1,294,304        $ 868,272          $ 545,209        $ 6,580,464
===========================================================================================================================
Investments in shares of The Trusts, at cost........   $ 1,318,209        $ 877,470          $ 553,468        $ 6,454,471
The Trusts shares held
 Class A............................................            --               --                 --                 --
 Class B............................................       140,592           91,240             69,683            517,262
UNITS OUSTANDING (000'S):
 MRP................................................           169               87                 59                740
 RIA................................................            --               --                 --                 --
UNIT VALUE:
 MRP................................................   $      7.67        $    9.93          $    9.31        $      8.89
 RIA................................................            --               --                 --                 --

The accompanying notes are an integral part of these financial statements.

                                     FSA-46

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2009                               --------------------------------
------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                                                                                 EQ/
                                                           AXA               EQ/          ALLIANCEBERNSTEIN   EQ/BLACKROCK
                                                     MODERATE-PLUS    ALLIANCEBERNSTEIN       SMALL CAP       BASIC VALUE
                                                        ALLOCATION      INTERNATIONAL           GROWTH           EQUITY
---------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in shares of The Trusts, at fair
 value..............................................    $ 675,750       $ 13,966,927          $ 219,775        $ 156,901
Receivable for The Trusts shares sold...............          555             46,926                173              126
Receivable for policy-related transactions..........           --                 --                 --               --
---------------------------------------------------------------------------------------------------------------------------
 Total assets.......................................      676,305         14,013,853            219,948          157,027
---------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for The Trusts shares purchased.............           --                 --                 --               --
Payable for policy-related transactions.............          555             46,913                169              126
---------------------------------------------------------------------------------------------------------------------------
 Total liabilities..................................          555             46,913                169              126
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS..........................................    $ 675,750       $ 13,966,940          $ 219,779        $ 156,901
===========================================================================================================================
NET ASSETS:
Accumulation Units..................................      675,750         13,966,940            219,779          156,901
---------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                        $ 675,750       $ 13,966,940          $ 219,779        $ 156,901
===========================================================================================================================
Investments in shares of The Trusts, at cost........    $ 660,079       $ 20,367,401          $ 254,853        $ 159,606
The Trusts shares held
 Class A............................................           --          1,671,702             17,825               --
 Class B............................................       58,850                 --                 --           12,720
UNITS OUSTANDING (000'S):
 MRP................................................           81                788                 --               --
 RIA................................................           --                  7                  1                1
UNIT VALUE:
 MRP................................................    $    8.30       $      16.37                 --               --
 RIA................................................           --       $     145.86          $  167.72        $  189.73

The accompanying notes are an integral part of these financial statements.

                                     FSA-47

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2009                               --------------------------------
------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                                       EQ/BLACKROCK     EQ/CALVERT    EQ/CAPITAL     EQ/CAPITAL
                                                      INTERNATIONAL      SOCIALLY      GUARDIAN       GUARDIAN
                                                          VALUE        RESPONSIBLE      GROWTH        RESEARCH
-----------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in shares of The Trusts, at fair
 value..............................................    $ 86,794       $ 1,659,329     $ 81,465     $ 5,549,633
Receivable for The Trusts shares sold...............          79               719           72          62,585
Receivable for policy-related transactions..........          --                --           --              --
-----------------------------------------------------------------------------------------------------------------
 Total assets.......................................      86,873         1,660,048       81,537       5,612,218
-----------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for The Trusts shares purchased.............          --                --           --              --
Payable for policy-related transactions.............          79               719           72          62,585
-----------------------------------------------------------------------------------------------------------------
 Total liabilities..................................          79               719           72          62,585
-----------------------------------------------------------------------------------------------------------------
NET ASSETS..........................................    $ 86,794       $ 1,659,329     $ 81,465     $ 5,549,633
=================================================================================================================
NET ASSETS:
Accumulation Units..................................      86,794         1,659,329       81,465       5,549,633
-----------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS....................................    $ 86,794       $ 1,659,329     $ 81,465     $ 5,549,633
=================================================================================================================
Investments in shares of The Trusts, at cost........    $ 82,254       $ 1,890,134     $ 95,276     $ 6,532,718
The Trusts shares held
 Class A............................................          --                --           --              --
 Class B............................................       7,807           259,441        6,970         524,935
UNITS OUSTANDING (000'S):
 MRP................................................          --               249           --             385
 RIA................................................           1                --            1               1
UNIT VALUE:
 MRP................................................          --       $      6.67           --     $     14.18
 RIA................................................    $ 138.63       $     79.16     $  68.44     $    115.09

The accompanying notes are an integral part of these financial statements.

                                     FSA-48

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2009                               --------------------------------
------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                                                                                     EQ/GAMCO
                                                      EQ/EQUITY 500    EQ/EQUITY    EQ/EVERGREEN  SMALL COMPANY
                                                          INDEX       GROWTH PLUS       OMEGA          VALUE
-----------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in shares of The Trusts, at fair
 value..............................................$16,949,190        $ 135,700     $ 105,169     $ 1,254,503
Receivable for The Trusts shares sold...............     14,328               90            54           1,057
Receivable for policy-related transactions..........         --               --            --              --
-----------------------------------------------------------------------------------------------------------------
 Total assets....................................... 16,963,518          135,790       105,223       1,255,560
-----------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for The Trusts shares purchased.............         --               --            --              --
Payable for policy-related transactions.............     14,308               90            54           1,057
-----------------------------------------------------------------------------------------------------------------
 Total liabilities..................................     14,308               90            54           1,057
-----------------------------------------------------------------------------------------------------------------
NET ASSETS..........................................$16,949,210        $ 135,700     $ 105,169     $ 1,254,503
=================================================================================================================
NET ASSETS:
Accumulation Units..................................  16,949,210         135,700       105,169       1,254,503
-----------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.................................... $16,949,210       $ 135,700     $ 105,169     $ 1,254,503
=================================================================================================================
Investments in shares of The Trusts, at cost........ $19,311,488       $ 173,411     $ 103,352     $ 1,078,055
The Trusts shares held
 Class A............................................      80,937              --            --              --
 Class B............................................     794,866          10,437        11,686          42,437
UNITS OUSTANDING (000'S):
 MRP................................................       2,024              --            --             110
 RIA................................................           5               1             1              --
UNIT VALUE:
 MRP................................................ $      7.60              --            --     $     11.43
 RIA................................................ $    304.57       $  143.43     $  108.39              --

The accompanying notes are an integral part of these financial statements.

                                     FSA-49

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2009                               --------------------------------
------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                                        EQ/GLOBAL    EQ/INTERMEDIATE        EQ/         EQ/JPMORGAN
                                                      MULTI-SECTOR      GOVERNMENT     INTERNATIONAL       VALUE
                                                         EQUITY         BOND INDEX       CORE PLUS     OPPORTUNITIES
--------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in shares of The Trusts, at fair
 value..............................................  $ 2,441,706      $ 3,173,229      $ 3,506,799      $ 39,806
Receivable for The Trusts shares sold...............           --           23,496           11,887            34
Receivable for policy-related transactions..........       10,006               --               --            --
--------------------------------------------------------------------------------------------------------------------
 Total assets.......................................    2,451,712        3,196,725        3,518,686        39,840
--------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for The Trusts shares purchased.............       10,006               --               --            --
Payable for policy-related transactions.............           --           23,495           11,887            34
--------------------------------------------------------------------------------------------------------------------
 Total liabilities..................................       10,006           23,495           11,887            34
--------------------------------------------------------------------------------------------------------------------
NET ASSETS..........................................  $ 2,441,706      $ 3,173,230      $ 3,506,799      $ 39,806
====================================================================================================================
NET ASSETS:
Accumulation Units..................................    2,441,706        3,173,230        3,506,799        39,806
--------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS....................................  $ 2,441,706      $ 3,173,230      $ 3,506,799      $ 39,806
====================================================================================================================
Investments in shares of The Trusts, at cost........  $ 2,805,612      $ 3,272,544      $ 4,520,257      $ 27,099
The Trusts shares held
 Class A............................................           --            3,421               --            --
 Class B............................................      215,873          329,214          391,460         4,508
UNITS OUSTANDING (000'S):
 MRP................................................          205              284              307            --
 RIA................................................            1               --               --            --
UNIT VALUE:
 MRP................................................  $     10.45      $     11.06      $     11.38            --
 RIA................................................  $    371.61      $    205.66      $    126.55      $ 125.18

The accompanying notes are an integral part of these financial statements.

                                     FSA-50

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2009                               --------------------------------
------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                                      EQ/LARGE CAP   EQ/LARGE CAP   EQ/LARGE CAP    EQ/LARGE CAP
                                                        CORE PLUS    GROWTH INDEX    GROWTH PLUS     VALUE PLUS
-----------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in shares of The Trusts, at fair
 value..............................................    $ 92,190       $ 65,602     $ 3,579,536     $  7,823,913
Receivable for The Trusts shares sold...............          77             59             726           12,130
Receivable for policy-related transactions..........          --             --             595               --
-----------------------------------------------------------------------------------------------------------------
 Total assets.......................................      92,267         65,661       3,580,857        7,836,043
-----------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for The Trusts shares purchased.............          --             --              --               --
Payable for policy-related transactions.............          77             59              --           12,117
-----------------------------------------------------------------------------------------------------------------
 Total liabilities..................................          77             59              --           12,117
-----------------------------------------------------------------------------------------------------------------
NET ASSETS..........................................    $ 92,190       $ 65,602     $ 3,580,857     $  7,823,926
================================================================================================================
NET ASSETS:
Accumulation Units..................................      92,190         65,602       3,580,857        7,823,926
-----------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS....................................    $ 92,190       $ 65,602     $ 3,580,857     $  7,823,926
================================================================================================================
Investments in shares of The Trusts, at cost........    $ 97,030       $ 66,600     $ 3,520,981     $ 11,462,856
The Trusts shares held
 Class A............................................          --             --              --          124,115
 Class B............................................      13,392          8,810         245,317          733,090
UNITS OUSTANDING (000'S):
 MRP................................................          --             --             641              687
 RIA................................................           1              1               2               11
UNIT VALUE:
 MRP................................................          --             --     $      5.17     $       9.74
 RIA................................................    $  93.12       $  73.35     $    123.96     $     104.33

The accompanying notes are an integral part of these financial statements.

                                     FSA-51

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2009                               --------------------------------
------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                                      EQ/MID CAP     EQ/MID CAP        EQ/MONEY     EQ/PIMCO ULTRA
                                                         INDEX       VALUE PLUS         MARKET        SHORT BOND
------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in shares of The Trusts, at fair
 value..............................................   $ 29,099     $  7,526,004     $ 6,398,089     $ 1,855,131
Receivable for The Trusts shares sold...............         23           62,154          76,705          15,380
Receivable for policy-related transactions..........         --               --              --              --
------------------------------------------------------------------------------------------------------------------
 Total assets.......................................     29,122        7,588,158       6,474,794       1,870,511
==================================================================================================================
LIABILITIES:
Payable for The Trusts shares purchased.............         --               --              --              --
Payable for policy-related transactions.............         23           62,154          76,700          15,380
------------------------------------------------------------------------------------------------------------------
 Total liabilities..................................         23           62,154          76,700          15,380
------------------------------------------------------------------------------------------------------------------
NET ASSETS..........................................   $ 29,099     $  7,526,004     $ 6,398,094     $ 1,855,131
==================================================================================================================
NET ASSETS:
Accumulation Units..................................     29,099        7,526,004       6,398,094       1,855,131
------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS....................................   $ 29,099     $  7,526,004     $ 6,398,094     $ 1,855,131
==================================================================================================================
Investments in shares of The Trusts, at cost........   $ 42,930     $ 10,492,841     $ 6,398,070     $ 1,879,460
The Trusts shares held
 Class A............................................         --               --         153,666              --
 Class B............................................      4,375          916,791       6,244,146         187,250
UNITS OUSTANDING (000'S):
 MRP................................................         --              583             624             160
 RIA................................................         --                2               1              --
UNIT VALUE:
 MRP................................................         --     $      12.50     $     10.00     $     11.56
 RIA................................................   $ 104.63     $     158.48     $    175.24              --

The accompanying notes are an integral part of these financial statements.

                                     FSA-52

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2009                               --------------------------------
------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                                                                    EQ/T. ROWE    MULTIMANAGER
                                                      EQ/QUALITY      EQ/SMALL     PRICE GROWTH   MULTI-SECTOR
                                                       BOND PLUS   COMPANY INDEX       STOCK          BOND
--------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in shares of The Trusts, at fair
 value..............................................  $ 126,120     $ 3,593,047      $ 1,277       $ 517,884
Receivable for The Trusts shares sold...............        119          12,250            1           2,640
Receivable for policy-related transactions..........         --              --           --              --
--------------------------------------------------------------------------------------------------------------
 Total assets.......................................    126,239       3,605,297        1,278         520,524
--------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for The Trusts shares purchased.............         --              --           --              --
Payable for policy-related transactions.............        116          12,250            1           2,637
--------------------------------------------------------------------------------------------------------------
 Total liabilities..................................        116          12,250            1           2,637
--------------------------------------------------------------------------------------------------------------
NET ASSETS..........................................  $ 126,123     $ 3,593,047      $ 1,277       $ 517,887
==============================================================================================================
NET ASSETS:
Accumulation Units..................................    126,123       3,593,047        1,277         517,887
--------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS....................................  $ 126,123     $ 3,593,047      $ 1,277       $ 517,887
==============================================================================================================
Investments in shares of The Trusts, at cost........  $ 132,728     $ 4,483,782      $ 1,508       $ 542,213
The Trusts shares held
 Class A............................................     13,984              --           --          23,298
 Class B............................................         --         426,023           72         115,702
UNITS OUSTANDING (000'S):
 MRP................................................         --             289           --              51
 RIA................................................          1              --           --              --
UNIT VALUE:
 MRP................................................         --     $     12.45           --       $    8.47
 RIA................................................  $  221.89              --      $  8.28       $  187.39

The accompanying notes are an integral part of these financial statements.

                                     FSA-53

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2009                               --------------------------------
------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                                      MULTIMANAGER
                                                       SMALL CAP    MULTIMANAGER    TARGET 2015     TARGET 2025
                                                         VALUE       TECHNOLOGY      ALLOCATION      ALLOCATION
------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in shares of The Trusts, at fair
 value..............................................   $  75,818    $ 2,926,837     $ 1,413,336     $ 1,246,139
Receivable for The Trusts shares sold...............          46             --              --              --
Receivable for policy-related transactions..........          --         12,567           2,476           1,780
------------------------------------------------------------------------------------------------------------------
 Total assets.......................................      75,864      2,939,404       1,415,812       1,247,919
------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for The Trusts shares purchased.............          --         12,567           2,476           1,780
Payable for policy-related transactions.............          46             --              --              --
------------------------------------------------------------------------------------------------------------------
 Total liabilities..................................          46         12,567           2,476           1,780
------------------------------------------------------------------------------------------------------------------
NET ASSETS..........................................   $  75,818    $ 2,926,837     $ 1,413,336     $ 1,246,139
=================================================================================================================
NET ASSETS:
Accumulation Units..................................      75,818      2,926,837       1,413,336       1,246,139
------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS....................................   $  75,818    $ 2,926,837     $ 1,413,336     $ 1,246,139
=================================================================================================================
Investments in shares of The Trusts, at cost........   $ 111,446    $ 2,764,002     $ 1,452,951     $ 1,229,364
The Trusts shares held
 Class A............................................          --             --              --              --
 Class B............................................       8,733        268,955         170,170         154,240
UNITS OUSTANDING (000'S):
 MRP................................................          --            223             168             155
 RIA................................................          --              1              --              --
UNIT VALUE:
 MRP................................................          --    $     12.30     $      8.40     $      8.03
 RIA................................................   $  162.14    $    129.57              --              --

The accompanying notes are an integral part of these financial statements.

                                     FSA-54

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2009                               --------------------------------
------------------------------------------------


--------------------------------------------------------------------------------
                                                      TARGET 2035   TARGET 2045
                                                       ALLOCATION   ALLOCATION
--------------------------------------------------------------------------------
ASSETS:
Investments in shares of The Trusts, at fair
 value..............................................   $ 238,403    $ 230,963
Receivable for The Trusts shares sold...............         267           --
Receivable for policy-related transactions..........          --        2,303
--------------------------------------------------------------------------------
 Total assets.......................................     238,670      233,266
--------------------------------------------------------------------------------
LIABILITIES:
Payable for The Trusts shares purchased.............          --        2,303
Payable for policy-related transactions.............         267           --
--------------------------------------------------------------------------------
 Total liabilities..................................         267        2,303
--------------------------------------------------------------------------------
NET ASSETS..........................................   $ 238,403    $ 230,963
================================================================================
NET ASSETS:
Accumulation Units..................................     238,403      230,963
--------------------------------------------------------------------------------
TOTAL NET ASSETS....................................   $ 238,403    $ 230,963
================================================================================
Investments in shares of The Trusts, at cost........   $ 230,388    $ 206,102
The Trusts shares held
 Class A............................................          --           --
 Class B............................................      29,896       30,315
UNITS OUSTANDING (000'S):
 MRP................................................          31           31
 RIA................................................          --           --
UNIT VALUE:
 MRP................................................   $    7.79    $    7.50
 RIA................................................          --           --

The accompanying notes are an integral part of these financial statements.

                                     FSA-55

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2009                               --------------------------------
------------------------------------------------


----------------------------------------------------------------------------------------------------
                                             CONTRACT                              UNITS OUTSTANDING
                                             CHARGES*   SHARE CLASS   UNIT VALUE        (000'S)
----------------------------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION.................... 0.00%      B             $   7.67              169
AXA CONSERVATIVE ALLOCATION.................. 0.00%      B             $   9.93               87
AXA CONSERVATIVE-PLUS ALLOCATION............. 0.00%      B             $   9.31               59
AXA MODERATE ALLOCATION...................... 0.00%      B             $   8.89              740
AXA MODERATE-PLUS ALLOCATION................. 0.00%      B             $   8.30               81
EQ/ALLIANCEBERNSTEIN INTERNATIONAL........... 0.00%      A             $  16.37              788
EQ/ALLIANCEBERNSTEIN INTERNATIONAL........... 0.05%      A             $ 145.86                7
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........ 0.05%      A             $ 167.72                1
EQ/BLACKROCK BASIC VALUE EQUITY.............. 0.00%      B             $ 189.73                1
EQ/BLACKROCK INTERNATIONAL VALUE............. 0.00%      B             $ 138.63                1
EQ/CALVERT SOCIALLY RESPONSIBLE.............. 0.00%      B             $   6.67              249
EQ/CALVERT SOCIALLY RESPONSIBLE.............. 0.00%      B             $  79.16               --
EQ/CAPITAL GUARDIAN GROWTH................... 0.00%      B             $  68.44                1
EQ/CAPITAL GUARDIAN RESEARCH................. 0.00%      B             $  14.18              385
EQ/CAPITAL GUARDIAN RESEARCH................. 0.00%      B             $ 115.09                1
EQ/EQUITY 500 INDEX.......................... 0.05%      A             $ 304.57                5
EQ/EQUITY 500 INDEX.......................... 0.00%      B             $   7.60            2,024
EQ/EQUITY GROWTH PLUS........................ 0.00%      B             $ 143.43                1
EQ/EVERGREEN OMEGA........................... 0.00%      B             $ 108.39                1
EQ/GAMCO SMALL COMPANY VALUE................. 0.00%      B             $  11.43              110
EQ/GLOBAL MULTI-SECTOR EQUITY................ 0.00%      B             $  10.45              205
EQ/GLOBAL MULTI-SECTOR EQUITY................ 0.00%      B             $ 371.61                1
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........ 0.05%      A             $ 205.66               --
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........ 0.00%      B             $  11.06              284
EQ/INTERNATIONAL CORE PLUS................... 0.00%      B             $  11.38              307
EQ/INTERNATIONAL CORE PLUS................... 0.00%      B             $ 126.55               --
EQ/JPMORGAN VALUE OPPORTUNITIES.............. 0.00%      B             $ 125.18               --
EQ/LARGE CAP CORE PLUS....................... 0.00%      B             $  93.12                1
EQ/LARGE CAP GROWTH INDEX.................... 0.00%      B             $  73.35                1
EQ/LARGE CAP GROWTH PLUS..................... 0.00%      B             $   5.17              641
EQ/LARGE CAP GROWTH PLUS..................... 0.00%      B             $ 123.96                2
EQ/LARGE CAP VALUE PLUS...................... 0.00%      A             $ 104.33               11
EQ/LARGE CAP VALUE PLUS...................... 0.00%      B             $   9.74              687
EQ/MID CAP INDEX............................. 0.00%      B             $ 104.63               --
EQ/MID CAP VALUE PLUS........................ 0.00%      B             $  12.50              583
EQ/MID CAP VALUE PLUS........................ 0.00%      B             $ 158.48                2
EQ/MONEY MARKET.............................. 0.05%      A             $ 175.24                1
EQ/MONEY MARKET.............................. 0.00%      B             $  10.00              624
EQ/PIMCO ULTRA SHORT BOND.................... 0.00%      B             $  11.56              160
EQ/QUALITY BOND PLUS......................... 0.05%      A             $ 221.89                1
EQ/SMALL COMPANY INDEX....................... 0.00%      B             $  12.45              289
EQ/T. ROWE PRICE GROWTH STOCK................ 0.00%      B             $   8.28               --
MULTIMANAGER MULTI-SECTOR BOND............... 0.05%      A             $ 187.39               --
MULTIMANAGER MULTI-SECTOR BOND............... 0.00%      B             $   8.47               51
MULTIMANAGER SMALL CAP VALUE................. 0.00%      B             $ 162.14               --
MULTIMANAGER TECHNOLOGY...................... 0.00%      B             $  12.30              223
MULTIMANAGER TECHNOLOGY...................... 0.00%      B             $ 129.57                1
TARGET 2015 ALLOCATION....................... 0.00%      B             $   8.40              168
TARGET 2025 ALLOCATION....................... 0.00%      B             $   8.03              155
TARGET 2035 ALLOCATION....................... 0.00%      B             $   7.79               31
TARGET 2045 ALLOCATION....................... 0.00%      B             $   7.50               31

*   Excludes charges made directly to Contractowner accounts.

The accompanying notes are an integral part of these financial statements.

                                     FSA-56

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2009            --------------------------------
------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                      AXA AGGRESSIVE   AXA CONSERVATIVE   AXA CONSERVATIVE   AXA MODERATE
                                                        ALLOCATION        ALLOCATION      -PLUS ALLOCATION    ALLOCATION
-------------------------------------------------------------------------------------------------------------------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from The Trusts........................    $   11,107        $  18,100          $   9,404       $   82,087
 Expenses:..........................................
   Less: Asset-based charges........................            --               --                 --               --
-------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)........................        11,107           18,100              9,404           82,087
-------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
   Realized gain (loss) on investments..............      (160,782)         (17,366)           (44,350)        (266,960)
   Realized gain distribution from The Trusts.......       134,049           26,105             30,020          406,395
-------------------------------------------------------------------------------------------------------------------------
 Net realized gain (loss)...........................       (26,733)           8,739            (14,330)         139,435
-------------------------------------------------------------------------------------------------------------------------
 Change in unrealized appreciation (depreciation)
   of investments...................................       204,082           43,466             72,127          659,724
-------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................       177,349           52,205             57,797          799,159
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS....................................    $  188,456        $  70,305          $  67,201       $  881,246
=========================================================================================================================


The accompanying notes are an integral part of these financial statements.












                                     FSA-57

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009            --------------------------------
------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                                                                    EQ/              EQ/
                                                             AXA                EQ/          ALLIANCEBERNSTEIN    BLACKROCK
                                                          MODERATE       ALLIANCEBERNSTEIN       SMALL CAP       BASIC VALUE
                                                      -PLUS ALLOCATION     INTERNATIONAL           GROWTH          EQUITY
----------------------------------------------------------------------------------------------------------------------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from The Trusts........................     $   7,786          $  333,718           $     343       $   3,429
 Expenses:..........................................
   Less: Asset-based charges........................            --                 508                 132              --
----------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)........................         7,786             333,210                 211           3,429
----------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
   Realized gain (loss) on investments..............       (46,551)           (697,916)            (66,854)        (29,653)
   Realized gain distribution from The Trusts.......        52,374                  --                  --              --
----------------------------------------------------------------------------------------------------------------------------
 Net realized gain (loss)...........................         5,823            (697,916)            (66,854)        (29,653)
----------------------------------------------------------------------------------------------------------------------------
 Change in unrealized appreciation (depreciation)
   of investments...................................        88,575           3,410,780             164,473          70,413
----------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................        94,398           2,712,864              97,619          40,760
----------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS....................................     $ 102,184          $3,046,074           $  97,830       $  44,189
============================================================================================================================

The accompanying notes are an integral part of these financial statements.




                                     FSA-58

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009            --------------------------------
------------------------------------------------


-------------------------------------------------------------------------------------------------------------
                                                        EQ/BLACKROCK    EQ/CALVERT   EQ/CAPITAL    EQ/CAPITAL
                                                       INTERNATIONAL     SOCIALLY     GUARDIAN      GUARDIAN
                                                           VALUE       RESPONSIBLE     GROWTH       RESEARCH
-------------------------------------------------------------------------------------------------------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from The Trusts.........................    $   1,515      $   3,425     $    233    $   57,531
 Expenses:
   Less: Asset-based charges.........................           --             --           --            --
-------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS).........................        1,515          3,425          233        57,531
-------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
   Realized gain (loss) on investments...............      (14,897)       (57,261)      (2,221)     (230,431)
   Realized gain distribution from The Trusts........           --             --           --            --
-------------------------------------------------------------------------------------------------------------
 Net realized gain (loss)............................      (14,897)       (57,261)      (2,221)     (230,431)
-------------------------------------------------------------------------------------------------------------
 Change in unrealized appreciation (depreciation)
   of investments....................................       30,580        444,827       22,338     1,556,451
-------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS.........................................       15,683        387,566       20,117     1,326,020
-------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS.....................................    $  17,198      $ 390,991     $ 20,350    $1,383,551
=============================================================================================================

The accompanying notes are an integral part of these financial statements.




                                     FSA-59

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009            --------------------------------
------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                                                                                      EQ/GAMCO
                                                       EQ/EQUITY 500    EQ/EQUITY    EQ/EVERGREEN       SMALL
                                                           INDEX       GROWTH PLUS       OMEGA     COMPANY VALUE
----------------------------------------------------------------------------------------------------------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from The Trusts.........................   $  291,229       $ 1,027       $   133       $    4,264
 Expenses:
   Less: Asset-based charges.........................          753            --            --               --
----------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS).........................      290,476         1,027           133            4,264
----------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
   Realized gain (loss) on investments...............     (493,509)         (636)         (227)        (101,151)
   Realized gain distribution from The Trusts........       40,572            --            --               --
----------------------------------------------------------------------------------------------------------------
 Net realized gain (loss)............................     (452,937)         (636)         (227)        (101,151)
----------------------------------------------------------------------------------------------------------------
 Change in unrealized appreciation (depreciation)
   of investments....................................    3,717,145        32,019        30,467          421,879
----------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS.........................................    3,264,208        31,383        30,240          320,728
----------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS.....................................   $3,554,684       $32,410       $30,373       $  324,992
================================================================================================================

The accompanying notes are an integral part of these financial statements.




                                     FSA-60

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009            --------------------------------
------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                                        EQ/GLOBAL    EQ/INTERMEDIATE                       EQ/JPMORGAN
                                                      MULTI-SECTOR      GOVERNMENT     EQ/INTERNATIONAL       VALUE
                                                         EQUITY         BOND INDEX         CORE PLUS      OPPORTUNITIES
-----------------------------------------------------------------------------------------------------------------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from The Trusts........................   $   24,787      $   33,694         $   87,986        $    497
 Expenses:
   Less: Asset-based charges........................           --              33                 --              --
-----------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)........................       24,787          33,661             87,986             497
-----------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
   Realized gain (loss) on investments..............     (588,513)        (25,239)          (257,390)         (9,302)
   Realized gain distribution from The Trusts.......           --              --                 --              --
-----------------------------------------------------------------------------------------------------------------------
 Net realized gain (loss)...........................     (588,513)        (25,239)          (257,390)         (9,302)
-----------------------------------------------------------------------------------------------------------------------
 Change in unrealized appreciation (depreciation)
   of investments...................................    1,275,883         (92,412)           995,287          29,861
-----------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................      687,370        (117,651)           737,897          20,559
-----------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS....................................   $  712,157      $  (83,990)        $  825,883        $ 21,056
=======================================================================================================================

The accompanying notes are an integral part of these financial statements.




                                     FSA-61

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009            --------------------------------
------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                                       EQ/LARGE CAP   EQ/LARGE CAP   EQ/LARGE CAP   EQ/LARGE CAP
                                                         CORE PLUS    GROWTH INDEX    GROWTH PLUS    VALUE PLUS
----------------------------------------------------------------------------------------------------------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from The Trusts.........................    $  3,556       $  1,182       $ 39,786     $  155,656
 Expenses:
   Less: Asset-based charges.........................          --             --             --             --
----------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS).........................       3,556          1,182         39,786        155,656
----------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
   Realized gain (loss) on investments...............      (7,412)        (2,143)        10,033       (904,081)
   Realized gain distribution from The Trusts........          --             --             --             --
----------------------------------------------------------------------------------------------------------------
 Net realized gain (loss)............................      (7,412)        (2,143)        10,033       (904,081)
----------------------------------------------------------------------------------------------------------------
 Change in unrealized appreciation (depreciation)
   of investments....................................      29,529         20,632        893,309      2,164,512
----------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS.........................................      22,117         18,489        903,342      1,260,431
-----------------------------------------------------    --------       --------       --------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS.....................................    $ 25,673       $ 19,671       $943,128     $1,416,087
================================================================================================================

The accompanying notes are an integral part of these financial statements.




                                     FSA-62

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009            --------------------------------
------------------------------------------------


---------------------------------------------------------------------------------------------------------
                                                                                               EQ/PIMCO
                                                       EQ/MID CAP    EQ/MID CAP    EQ/MONEY   ULTRA SHORT
                                                          INDEX      VALUE PLUS     MARKET       BOND
---------------------------------------------------------------------------------------------------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from The Trusts.........................    $  269      $   69,918      $544     $  17,701
 Expenses:
   Less: Asset-based charges.........................        --              --       110            --
---------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS).........................       269          69,918       434        17,701
---------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
   Realized gain (loss) on investments...............      (266)       (524,692)      130       (65,874)
   Realized gain distribution from The Trusts........        --              --        --         5,089
---------------------------------------------------------------------------------------------------------
 Net realized gain (loss)............................      (266)       (524,692)      130       (60,785)
---------------------------------------------------------------------------------------------------------
 Change in unrealized appreciation (depreciation)
   of investments....................................     7,598       2,445,148        20       166,585
---------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS.........................................     7,332       1,920,456       150       105,800
---------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS.....................................    $7,601      $1,990,374      $584     $ 123,501
=========================================================================================================

The accompanying notes are an integral part of these financial statements.




                                     FSA-63

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009            --------------------------------
------------------------------------------------


---------------------------------------------------------------------------------------------------------------
                                                                                     EQ/T. ROWE   MULTIMANAGER
                                                       EQ/QUALITY      EQ/SMALL     PRICE GROWTH  MULTI-SECTOR
                                                        BOND PLUS   COMPANY INDEX       STOCK          BOND
---------------------------------------------------------------------------------------------------------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from The Trusts.........................  $   4,241     $   42,498         $  --       $  20,954
 Expenses:
   Less: Asset-based charges.........................        108             --            --              46
---------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS).........................      4,133         42,498            --          20,908
---------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
   Realized gain (loss) on investments...............    (21,616)      (375,210)           (3)        (22,534)
   Realized gain distribution from The Trusts........         --             --            --              --
---------------------------------------------------------------------------------------------------------------
 Net realized gain (loss)............................    (21,616)      (375,210)           (3)        (22,534)
---------------------------------------------------------------------------------------------------------------
 Change in unrealized appreciation (depreciation)
   of investments....................................     31,384      1,101,629           386          34,913
---------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS.........................................      9,768        726,419           383          12,379
---------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS.....................................  $  13,901     $  768,917         $ 383       $  33,287
===============================================================================================================

The accompanying notes are an integral part of these financial statements.




                                     FSA-64

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009            --------------------------------
------------------------------------------------


-------------------------------------------------------------------------------------------------------------
                                                       MULTIMANAGER
                                                        SMALL CAP    MULTIMANAGER   TARGET 2015   TARGET 2025
                                                          VALUE       TECHNOLOGY     ALLOCATION   ALLOCATION
-------------------------------------------------------------------------------------------------------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from The Trusts.........................   $     679     $       --     $ 50,017    $ 43,098
 Expenses:
   Less: Asset-based charges.........................          --             --           --          --
-------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS).........................         679             --       50,017      43,098
-------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
   Realized gain (loss) on investments...............     (13,401)       (19,054)      (6,836)   (129,193)
   Realized gain distribution from The Trusts........          --             --        2,254       2,587
-------------------------------------------------------------------------------------------------------------
 Net realized gain (loss)............................     (13,401)       (19,054)      (4,582)   (126,606)
-------------------------------------------------------------------------------------------------------------
 Change in unrealized appreciation (depreciation)
   of investments....................................      30,558      1,031,769      184,656     293,215
-------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS.........................................      17,157      1,012,715      180,074     166,609
-------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS.....................................   $  17,836     $1,012,715     $230,091    $209,707
=============================================================================================================

The accompanying notes are an integral part of these financial statements.




                                     FSA-65

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
STATEMENTS OF OPERATIONS (CONCLUDED)
FOR THE YEAR ENDED DECEMBER 31, 2009            --------------------------------
------------------------------------------------


--------------------------------------------------------------------------------
                                                       TARGET 2035   TARGET 2045
                                                        ALLOCATION   ALLOCATION
--------------------------------------------------------------------------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from The Trusts.........................   $   7,905    $   7,671
 Expenses:
   Less: Asset-based charges.........................          --           --
--------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS).........................       7,905        7,671
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
   Realized gain (loss) on investments...............     (11,439)     (10,019)
   Realized gain distribution from The Trusts........         680          901
--------------------------------------------------------------------------------
 Net realized gain (loss)............................     (10,759)      (9,118)
--------------------------------------------------------------------------------
 Change in unrealized appreciation (depreciation)
   of investments....................................      49,733       51,198
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS.........................................      38,974       42,080
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS.....................................   $  46,879    $  49,751
================================================================================

The accompanying notes are an integral part of these financial statements.




                                     FSA-66

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2009           --------------------------------
------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                       AXA AGGRESSIVE            AXA CONSERVATIVE        AXA CONSERVATIVE-PLUS
                                                         ALLOCATION                 ALLOCATION                ALLOCATION
                                                 --------------------------- ------------------------- -----------------------
                                                      2009          2008         2009         2008         2009         2008
------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................   $   11,107   $  4,584      $  18,100    $  23,446    $   9,404    $  15,893
 Net realized gain (loss) on investments........      (26,733)   (40,987)         8,739      (40,481)     (14,330)     (32,653)
 Change in unrealized appreciation
   (depreciation) of investments................      204,082   (214,814)        43,466      (45,146)      72,127      (72,118)
------------------------------------------------------------------------------------------------------------------------------
Net Increase (decrease) in net assets from
 operations.....................................      188,456   (251,217)        70,305      (62,181)      67,201      (88,878)
------------------------------------------------------------------------------------------------------------------------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners........      319,265    425,718        202,464      354,352       85,519      216,835
   Transfers between funds including
    guaranteed interest account, net............      352,858   (119,186)        16,373      114,676      (87,340)     108,626
   Transfers for contract benefits and
    terminations................................      (45,981)   (15,229)       (14,324)      (7,250)      (6,858)      (5,670)
   Contract maintenance charges.................       (7,973)        --        (10,434)          --       (7,461)          --
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 contractowners transactions....................      618,169    291,303        194,079      461,778      (16,140)     319,791
------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............      806,625     40,086        264,384      399,597       51,061      230,913
NET ASSETS--BEGINNING OF PERIOD.................      487,679    447,593        603,888      204,291      494,148      263,235
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS--END OF PERIOD.......................   $1,294,304   $487,679      $ 868,272    $ 603,888    $ 545,209    $ 494,148
==============================================================================================================================

The accompanying notes are an integral part of these financial statements.




                                     FSA-67

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009           --------------------------------
------------------------------------------------


------------------------------------------------------------------------------------------------------
                                                         AXA MODERATE            AXA MODERATE-PLUS
                                                          ALLOCATION                 ALLOCATION
                                                 ---------------------------- ------------------------
                                                      2009           2008         2009         2008
------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................   $   82,087    $   75,221    $   7,786   $  3,432
 Net realized gain (loss) on investments........      139,435        (6,972)       5,823     (4,750)
 Change in unrealized appreciation
   (depreciation) of investments................      659,724      (528,187)      88,575    (69,983)
------------------------------------------------------------------------------------------------------
Net Increase (decrease) in net assets from
 operations.....................................      881,246      (459,938)     102,184    (71,301)
------------------------------------------------------------------------------------------------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners........    4,634,536     3,200,322      386,310    189,489
   Transfers between funds including
    guaranteed interest account, net............     (355,945)     (630,209)      83,243     34,866
   Transfers for contract benefits and
    terminations................................     (596,372)     (207,221)     (83,448)   (21,744)
   Contract maintenance charges.................     (134,812)           --       (4,256)        --
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 contractowners transactions....................    3,547,407     2,362,892      381,849    202,611
------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............    4,428,653     1,902,954      484,033    131,310
NET ASSETS--BEGINNING OF PERIOD.................    2,151,811       248,857      191,717     60,407
------------------------------------------------------------------------------------------------------
NET ASSETS--END OF PERIOD.......................   $6,580,464    $2,151,811    $ 675,750   $191,717
======================================================================================================

--------------------------------------------------------------------------------
                                                       EQ/ALLIANCEBERNSTEIN
                                                          INTERNATIONAL
                                                 -------------------------------
                                                       2009            2008
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................... $   333,210     $   374,390
 Net realized gain (loss) on investments........    (697,916)      1,461,780
 Change in unrealized appreciation
   (depreciation) of investments................   3,410,780     (14,243,315)
--------------------------------------------------------------------------------
Net Increase (decrease) in net assets from
 operations.....................................   3,046,074     (12,407,145)
--------------------------------------------------------------------------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners........   1,487,348       2,562,643
   Transfers between funds including
    guaranteed interest account, net............    (658,518)     (2,184,889)
   Transfers for contract benefits and
    terminations................................  (1,141,615)     (2,966,485)
   Contract maintenance charges.................    (128,864)        (21,566)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 contractowners transactions....................    (441,649)     (2,610,297)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............   2,604,425     (15,017,442)
NET ASSETS--BEGINNING OF PERIOD.................  11,362,515      26,379,957
--------------------------------------------------------------------------------
NET ASSETS--END OF PERIOD....................... $13,966,940     $11,362,515
================================================================================

The accompanying notes are an integral part of these financial statements.




                                     FSA-68

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009           --------------------------------
------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                    EQ/ALLIANCEBERNSTEIN       EQ/BLACKROCK BASIC           EQ/BLACKROCK
                                                      SMALL CAP GROWTH            VALUE EQUITY           INTERNATIONAL VALUE
                                                 -------------------------- ------------------------- -------------------------
                                                     2009          2008         2009         2008         2009         2008
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................... $    211      $     (174)   $   3,429   $  3,460      $   1,515   $  1,316
 Net realized gain (loss) on investments........  (66,854)         10,750      (29,653)   (40,592)       (14,897)     9,856
 Change in unrealized appreciation
   (depreciation) of investments................  164,473        (231,888)      70,413    (66,764)        30,580    (49,743)
-------------------------------------------------------------------------------------------------------------------------------
Net Increase (decrease) in net assets from
 operations.....................................   97,830        (221,312)      44,189   (103,896)        17,198    (38,571)
-------------------------------------------------------------------------------------------------------------------------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners........    8,053          14,290       14,249     52,185         64,930      6,670
   Transfers between funds including
    guaranteed interest account, net............   26,793          (4,567)     (10,194)    56,393             --     (6,448)
   Transfers for contract benefits and
    terminations................................ (174,338)        (98,416)     (41,501)  (242,663)       (29,998)  (189,536)
   Contract maintenance charges.................   (2,583)         (4,025)      (1,573)    (2,975)          (638)    (1,293)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 contractowners transactions.................... (142,075)        (92,718)     (39,019)  (137,060)        34,294   (190,607)
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............  (44,245)       (314,030)       5,170   (240,956)        51,492   (229,178)
NET ASSETS--BEGINNING OF PERIOD.................  264,024         578,054      151,731    392,687         35,302    264,480
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS--END OF PERIOD....................... $219,779      $  264,024    $ 156,901   $151,731      $  86,794   $ 35,302
===============================================================================================================================

The accompanying notes are an integral part of these financial statements.




                                     FSA-69

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009           --------------------------------
------------------------------------------------


-------------------------------------------------------------------------------------------------------
                                                      EQ/CALVERT SOCIALLY        EQ/CAPITAL GUARDIAN
                                                          RESPONSIBLE                   GROWTH
                                                 ----------------------------- ------------------------
                                                      2009           2008          2009        2008
-------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................   $    3,425     $   (8,698)   $    233    $      149
 Net realized gain (loss) on investments........      (57,261)        32,984      (2,221)        2,188
 Change in unrealized appreciation
   (depreciation) of investments................      444,827       (819,989)     22,338       (43,049)
-------------------------------------------------------------------------------------------------------
Net Increase (decrease) in net assets from
 operations.....................................      390,991       (795,703)     20,350       (40,712)
-------------------------------------------------------------------------------------------------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners........      393,485        462,695       6,562        18,697
   Transfers between funds including
    guaranteed interest account, net............      (16,238)       (94,425)       (171)       (1,505)
   Transfers for contract benefits and
    terminations................................     (158,295)      (153,063)     (3,865)      (16,985)
   Contract maintenance charges.................      (14,816)           (32)       (758)       (1,015)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 contractowners transactions....................      204,136        215,175       1,768          (808)
-------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............      595,127       (580,528)     22,118       (41,520)
NET ASSETS--BEGINNING OF PERIOD.................    1,064,202      1,644,730      59,347       100,867
-------------------------------------------------------------------------------------------------------
NET ASSETS--END OF PERIOD.......................   $1,659,329     $1,064,202    $ 81,465    $   59,347
=======================================================================================================


------------------------------------------------------------------------------
                                                      EQ/CAPITAL GUARDIAN
                                                           RESEARCH
                                                 -----------------------------
                                                      2009           2008
------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................  $   57,531    $       1,900
 Net realized gain (loss) on investments........    (230,431)         412,194
 Change in unrealized appreciation
   (depreciation) of investments................   1,556,451       (3,606,831)
------------------------------------------------------------------------------
Net Increase (decrease) in net assets from
 operations.....................................   1,383,551       (3,192,737)
------------------------------------------------------------------------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners........     646,688          996,708
   Transfers between funds including
    guaranteed interest account, net............    (167,829)        (647,960)
   Transfers for contract benefits and
    terminations................................    (766,573)      (1,199,962)
   Contract maintenance charges.................     (52,853)          (3,079)
------------------------------------------------------------------------------
Net increase (decrease) in net assets from
  contractowners transactions...................    (340,567)        (854,293)
------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............   1,042,984       (4,047,030)
NET ASSETS--BEGINNING OF PERIOD.................   4,506,649        8,553,679
------------------------------------------------------------------------------
NET ASSETS--END OF PERIOD.......................  $5,549,633    $   4,506,649
==============================================================================

The accompanying notes are an integral part of these financial statements.




                                     FSA-70

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009           --------------------------------
------------------------------------------------


--------------------------------------------------------------------------------
                                                       EQ/EQUITY 500 INDEX
                                                 -------------------------------
                                                       2009            2008
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................... $   290,476     $   160,289
 Net realized gain (loss) on investments........    (452,937)        659,218
 Change in unrealized appreciation
   (depreciation) of investments................   3,717,145      (8,528,724)
--------------------------------------------------------------------------------
Net Increase (decrease) in net assets from
 operations.....................................   3,554,684      (7,709,217)
--------------------------------------------------------------------------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:...................
   Payments received from contractowners........   2,672,538       2,845,567
   Transfers between funds including
    guaranteed interest account, net............    (151,710)     (1,328,525)
   Transfers for contract benefits and
    terminations................................  (1,523,082)     (3,241,885)
   Contract maintenance charges.................    (157,206)        (26,846)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 contractowners transactions....................     840,540      (1,751,689)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............   4,395,224      (9,460,906)
NET ASSETS--BEGINNING OF PERIOD.................  12,553,986      22,014,892
--------------------------------------------------------------------------------
NET ASSETS--END OF PERIOD....................... $16,949,210     $12,553,986
================================================================================


-----------------------------------------------------------------------------------------------------
                                                         EQ/EQUITY
                                                        GROWTH PLUS            EQ/EVERGREEN OMEGA
                                                 -------------------------- -------------------------
                                                     2009          2008         2009         2008
-----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................   $  1,027    $     1,194    $    133    $      523
 Net realized gain (loss) on investments........       (636)       (57,858)       (227)         (383)
 Change in unrealized appreciation
   (depreciation) of investments................     32,019        (65,041)     30,467       (31,112)
-----------------------------------------------------------------------------------------------------
Net Increase (decrease) in net assets from
 operations.....................................     32,410       (121,705)     30,373       (30,972)
-----------------------------------------------------------------------------------------------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:...................
   Payments received from contractowners........      6,698           (226)        411           712
   Transfers between funds including
    guaranteed interest account, net............     10,232        (20,319)         --          (423)
   Transfers for contract benefits and
    terminations................................         --       (128,385)       (900)       (6,982)
   Contract maintenance charges.................       (915)        (2,362)       (564)         (726)
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 contractowners transactions....................     16,015       (151,292)     (1,053)       (7,419)
-----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............     48,425       (272,997)     29,320       (38,391)
NET ASSETS--BEGINNING OF PERIOD.................     87,275        360,272      75,849       114,240
-----------------------------------------------------------------------------------------------------
NET ASSETS--END OF PERIOD.......................   $135,700    $    87,275    $105,169    $   75,849
=====================================================================================================

The accompanying notes are an integral part of these financial statements.




                                     FSA-71

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009           --------------------------------
------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                                       EQ/GAMCO SMALL                  EQ/GLOBAL
                                                        COMPANY VALUE             MULTI-SECTOR EQUITY
                                                 --------------------------- -----------------------------
                                                      2009          2008          2009           2008
----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................  $    4,264    $    (1,508)  $   24,787    $     (16,772)
 Net realized gain (loss) on investments........    (101,151)       (13,665)    (588,513)        (226,865)
 Change in unrealized appreciation
   (depreciation) of investments................     421,879       (224,226)   1,275,883       (1,654,662)
----------------------------------------------------------------------------------------------------------
Net Increase (decrease) in net assets from
 operations.....................................     324,992       (239,399)     712,157       (1,898,299)
----------------------------------------------------------------------------------------------------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:...................
   Payments received from contractowners........     434,349        287,851      512,938          905,220
   Transfers between funds including
    guaranteed interest account, net............      50,054         95,984      (26,310)        (469,478)
   Transfers for contract benefits and
    terminations................................    (147,033)       (92,323)    (138,364)        (982,737)
   Contract maintenance charges.................      (9,227)            --      (19,188)          (5,741)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 contractowners transactions....................     328,143        291,512      329,076         (552,736)
----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............     653,135         52,113    1,041,233       (2,451,035)
NET ASSETS--BEGINNING OF PERIOD.................     601,368        549,255    1,400,473        3,851,508
----------------------------------------------------------------------------------------------------------
NET ASSETS--END OF PERIOD.......................  $1,254,503    $   601,368   $2,441,706    $   1,400,473
==========================================================================================================

-----------------------------------------------------------------------------
                                                       EQ/INTERMEDIATE
                                                    GOVERNMENT BOND INDEX
                                                 ----------------------------
                                                      2009           2008
-----------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................   $   33,661    $   80,615
 Net realized gain (loss) on investments........      (25,239)       (5,224)
 Change in unrealized appreciation
   (depreciation) of investments................      (92,412)        4,967
-----------------------------------------------------------------------------
Net Increase (decrease) in net assets from
 operations.....................................      (83,990)       80,358
-----------------------------------------------------------------------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:...................
   Payments received from contractowners........      988,213       795,711
   Transfers between funds including
    guaranteed interest account, net............     (704,118)       81,933
   Transfers for contract benefits and
    terminations................................     (508,586)     (664,817)
   Contract maintenance charges.................      (43,582)       (2,107)
-----------------------------------------------------------------------------
Net increase (decrease) in net assets from
 contractowners transactions....................     (268,073)      210,720
-----------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............     (352,063)      291,078
NET ASSETS--BEGINNING OF PERIOD.................    3,525,293     3,234,215
-----------------------------------------------------------------------------
NET ASSETS--END OF PERIOD.......................   $3,173,230    $3,525,293
=============================================================================

The accompanying notes are an integral part of these financial statements.




                                     FSA-72

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009           --------------------------------
------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                       EQ/INTERNATIONAL           EQ/JPMORGAN VALUE          EQ/LARGE CAP
                                                           CORE PLUS                OPPORTUNITIES              CORE PLUS
                                                 ----------------------------- ------------------------ -----------------------
                                                      2009           2008          2009        2008         2009        2008
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................  $   87,986    $     17,595    $     497  $    687      $   3,556   $     254
 Net realized gain (loss) on investments........    (257,390)       (210,338)      (9,302)  (45,602)        (7,412)     (1,680)
 Change in unrealized appreciation
   (depreciation) of investments................     995,287      (1,851,915)      29,861    (8,252)        29,529     (31,672)
Net Increase (decrease) in net assets from
 operations.....................................     825,883      (2,044,658)      21,056   (53,167)        25,673     (33,098)
-------------------------------------------------------------------------------------------------------------------------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners........     628,725         862,028           --       103          7,578       2,277
   Transfers between funds including
    guaranteed interest account, net............     (29,305)       (350,920)      20,464        --         20,464        (977)
   Transfers for contract benefits and
    terminations................................    (188,650)       (718,122)     (27,372) (208,112)       (12,078)    (14,543)
   Contract maintenance charges.................     (29,063)           (452)        (416)   (1,610)          (779)       (835)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 contractowners transactions....................     381,707        (207,466)      (7,324) (209,619)        15,185     (14,078)
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............   1,207,590      (2,252,124)      13,732  (262,786)        40,858     (47,176)
NET ASSETS--BEGINNING OF PERIOD.................   2,299,209       4,551,333       26,074   288,860         51,332      98,508
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS--END OF PERIOD.......................  $3,506,799    $  2,299,209    $  39,806  $ 26,074      $  92,190   $  51,332
===============================================================================================================================

The accompanying notes are an integral part of these financial statements.




                                     FSA-73

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009           --------------------------------
------------------------------------------------


---------------------------------------------------------------------------------------------------------
                                                       EQ/LARGE CAP                 EQ/LARGE CAP
                                                       GROWTH INDEX                 GROWTH PLUS
                                                 ------------------------- ------------------------------
                                                     2009         2008          2009            2008
---------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................  $  1,182    $       101    $   39,786    $     (22,918)
 Net realized gain (loss) on investments........    (2,143)        27,890        10,033          160,935
 Change in unrealized appreciation
   (depreciation) of investments................    20,632        (74,493)      893,309       (1,595,524)
---------------------------------------------------------------------------------------------------------
Net Increase (decrease) in net assets from
 operations.....................................    19,671        (46,502)      943,128       (1,457,507)
---------------------------------------------------------------------------------------------------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners........     6,413         17,200       633,627          697,320
   Transfers between funds including
    guaranteed interest account, net............        --         (2,813)      (17,308)        (118,424)
   Transfers for contract benefits and
    terminations................................    (8,100)      (185,157)     (292,598)        (591,516)
   Contract maintenance charges.................      (615)        (1,452)      (31,417)          (4,571)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 contractowners transactions....................    (2,302)      (172,222)      292,304          (17,191)
---------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............    17,369       (218,724)    1,235,432       (1,474,698)
NET ASSETS--BEGINNING OF PERIOD.................    48,233        266,957     2,345,425        3,820,123
---------------------------------------------------------------------------------------------------------
NET ASSETS--END OF PERIOD.......................  $ 65,602         48,233    $3,580,857    $   2,345,425
=========================================================================================================

------------------------------------------------------------------------------
                                                         EQ/LARGE CAP
                                                          VALUE PLUS
                                                 -----------------------------
                                                      2009           2008
------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................  $  155,656   $  212,576
 Net realized gain (loss) on investments........    (904,081)    (378,195)
 Change in unrealized appreciation
   (depreciation) of investments................   2,164,512   (5,220,497)
------------------------------------------------------------------------------
Net Increase (decrease) in net assets from
 operations.....................................   1,416,087   (5,386,116)
------------------------------------------------------------------------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners........   1,078,492    1,442,905
   Transfers between funds including
    guaranteed interest account, net............    (201,342)  (1,278,018)
   Transfers for contract benefits and
    terminations................................    (943,008)  (2,063,473)
   Contract maintenance charges.................     (71,300)     (21,507)
------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 contractowners transactions....................    (137,158)  (1,920,093)
------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............   1,278,929   (7,306,209)
NET ASSETS--BEGINNING OF PERIOD.................   6,544,997   13,851,206
------------------------------------------------------------------------------
NET ASSETS--END OF PERIOD.......................  $7,823,926   $6,544,997
==============================================================================

The accompanying notes are an integral part of these financial statements.




                                     FSA-74

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009           --------------------------------
------------------------------------------------


---------------------------------------------------------------------------------------------------
                                                                                    EQ/MID CAP
                                                     EQ/MID CAP INDEX               VALUE PLUS
                                                 ------------------------- ------------------------
                                                     2009         2008          2009        2008
---------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................   $   269    $       271   $   69,918   $   43,659
 Net realized gain (loss) on investments........      (266)       (29,320)    (524,692)    (668,756)
 Change in unrealized appreciation
   (depreciation) of investments................     7,598         (6,346)   2,445,148   (3,173,341)
---------------------------------------------------------------------------------------------------
Net Increase (decrease) in net assets from
 operations.....................................     7,601        (35,395)   1,990,374   (3,798,438)
---------------------------------------------------------------------------------------------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners........     2,270          3,100      846,233    1,218,914
   Transfers between funds including
    guaranteed interest account, net............        --        (76,851)    (314,601)    (918,712)
   Transfers for contract benefits and
    terminations................................        --             --     (448,101)  (1,124,047)
   Contract maintenance charges.................      (234)          (485)     (64,992)      (2,513)
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 contractowners transactions....................     2,036        (74,236)      18,539     (826,358)
---------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............     9,637       (109,631)   2,008,913   (4,624,796)
NET ASSETS--BEGINNING OF PERIOD.................    19,462        129,093    5,517,091   10,141,887
---------------------------------------------------------------------------------------------------
NET ASSETS--END OF PERIOD.......................   $29,099    $    19,462   $7,526,004   $5,517,091
===================================================================================================

--------------------------------------------------------------------------------
                                                         EQ/MONEY MARKET
                                                 -------------------------------
                                                       2009            2008
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................... $      434       $      12,777
 Net realized gain (loss) on investments........        130                  10
 Change in unrealized appreciation
   (depreciation) of investments................         20                 (10)
--------------------------------------------------------------------------------
Net Increase (decrease) in net assets from
 operations.....................................        584              12,777
--------------------------------------------------------------------------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners........ 10,292,623              54,290
   Transfers between funds including
    guaranteed interest account, net............   (423,555)             81,842
   Transfers for contract benefits and
    terminations................................ (3,430,779)         (1,110,816)
   Contract maintenance charges.................   (137,467)             (4,750)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 contractowners transactions....................  6,300,822            (979,434)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............  6,301,406            (966,657)
NET ASSETS--BEGINNING OF PERIOD.................     96,688           1,063,345
--------------------------------------------------------------------------------
NET ASSETS--END OF PERIOD....................... $6,398,094       $      96,688
================================================================================

The accompanying notes are an integral part of these financial statements.




                                     FSA-75

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009           --------------------------------
------------------------------------------------


---------------------------------------------------------------------------------------------------------
                                                        EQ/PIMCO ULTRA
                                                          SHORT BOND             EQ/QUALITY BOND PLUS
                                                 ---------------------------- ---------------------------
                                                      2009           2008          2009          2008
---------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................   $   17,701    $   26,221    $     4,133   $    15,231
 Net realized gain (loss) on investments........      (60,785)       46,480        (21,616)      (14,065)
 Change in unrealized appreciation
   (depreciation) of investments................      166,585      (205,856)        31,384       (26,821)
---------------------------------------------------------------------------------------------------------
Net Increase (decrease) in net assets from
 operations.....................................      123,501      (133,155)        13,901       (25,655)
---------------------------------------------------------------------------------------------------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners........      812,085       799,599         12,571        19,739
   Transfers between funds including
    guaranteed interest account, net............     (207,297)      328,540        (47,197)      (17,982)
   Transfers for contract benefits and
    terminations................................     (125,126)      (79,020)      (108,559)     (174,177)
   Contract maintenance charges.................      (21,678)           --         (2,337)       (4,248)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 contractowners transactions....................      457,984     1,049,119       (145,522)     (176,668)
---------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............      581,485       915,964       (131,621)     (202,323)
NET ASSETS--BEGINNING OF PERIOD.................    1,273,646       357,682        257,744       460,067
---------------------------------------------------------------------------------------------------------
NET ASSETS--END OF PERIOD.......................   $1,855,131    $1,273,646    $   126,123   $   257,744
=========================================================================================================

------------------------------------------------------------------------------
                                                           EQ/SMALL
                                                         COMPANY INDEX
                                                 -----------------------------
                                                      2009           2008
------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................  $   42,498    $      (3,963)
 Net realized gain (loss) on investments........    (375,210)         187,471
 Change in unrealized appreciation
   (depreciation) of investments................   1,101,629       (1,705,009)
------------------------------------------------------------------------------
Net Increase (decrease) in net assets from
 operations.....................................     768,917       (1,521,501)
------------------------------------------------------------------------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners........     623,011          726,480
   Transfers between funds including
    guaranteed interest account, net............    (247,120)        (478,921)
   Transfers for contract benefits and
    terminations................................    (315,557)        (569,906)
   Contract maintenance charges.................     (33,683)              --
------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 contractowners transactions....................      26,651         (322,347)
------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............     795,568       (1,843,848)
NET ASSETS--BEGINNING OF PERIOD.................   2,797,479        4,641,327
------------------------------------------------------------------------------
NET ASSETS--END OF PERIOD.......................  $3,593,047    $   2,797,479
==============================================================================

The accompanying notes are an integral part of these financial statements.




                                     FSA-76

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009           --------------------------------
------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                     EQ/T. ROWE PRICE            MULTIMANAGER              MULTIMANAGER
                                                       GROWTH STOCK            MULTI-SECTOR BOND          SMALL CAP VALUE
                                                 ------------------------- ------------------------- ---------------------
                                                     2009         2008         2009         2008         2009       2008
--------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................    $  --     $     --      $  20,908    $  16,834    $     679   $    266
 Net realized gain (loss) on investments........         (3)   (15,717)       (22,534)     (16,752)     (13,401)   (37,240)
 Change in unrealized appreciation
   (depreciation) of investments................      386        9,147         34,913      (48,459)      30,558    (14,345)
--------------------------------------------------------------------------------------------------------------------------
Net Increase (decrease) in net assets from
 operations.....................................      383       (6,570)        33,287      (48,377)      17,836    (51,319)
--------------------------------------------------------------------------------------------------------------------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners........       --           --        235,403       82,528        1,572      8,196
   Transfers between funds including
    guaranteed interest account, net............       --           --        144,337      (61,891)      (3,738)   (26,161)
   Transfers for contract benefits and
    terminations................................       --     (117,745)       (35,171)     (60,853)     (13,592)   (93,477)
   Contract maintenance charges.................         (8)      (379)        (4,471)      (1,915)        (627)    (1,388)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 contractowners transactions....................         (8)  (118,124)       340,098      (42,131)     (16,385)  (112,830)
--------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............      375     (124,694)       373,385      (90,508)       1,451   (164,149)
NET ASSETS--BEGINNING OF PERIOD.................      902      125,596        144,502      235,010       74,367    238,516
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS--END OF PERIOD.......................    $1,277    $    902      $ 517,887    $ 144,502    $  75,818   $ 74,367
==========================================================================================================================

The accompanying notes are an integral part of these financial statements.




                                     FSA-77

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009           --------------------------------
------------------------------------------------


------------------------------------------------------------------------------
                                                         MULTIMANAGER
                                                          TECHNOLOGY
                                                 -----------------------------
                                                      2009           2008
------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................  $       --    $     (20,184)
 Net realized gain (loss) on investments........     (19,054)          32,830
 Change in unrealized appreciation
   (depreciation) of investments................   1,031,769       (1,392,000)
------------------------------------------------------------------------------
Net Increase (decrease) in net assets from
 operations.....................................   1,012,715       (1,379,354)
------------------------------------------------------------------------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners........     451,500          436,853
   Transfers between funds including
    guaranteed interest account, net............     265,029          (87,095)
   Transfers for contract benefits and
    terminations................................    (241,860)        (275,478)
   Contract maintenance charges.................     (24,419)          (1,863)
------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 contractowners transactions....................     450,250           72,417
------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............   1,462,965       (1,306,937)
NET ASSETS--BEGINNING OF PERIOD.................   1,463,872        2,770,809
------------------------------------------------------------------------------
NET ASSETS-- END OF PERIOD......................  $2,926,837    $   1,463,872
==============================================================================

--------------------------------------------------------------------------------------------------------
                                                         TARGET 2015                  TARGET 2025
                                                          ALLOCATION                  ALLOCATION
                                                 ---------------------------- --------------------------
                                                      2009           2008          2009         2008
--------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................   $   50,017    $    22,825   $   43,098    $    22,577
 Net realized gain (loss) on investments........       (4,582)       (59,402)    (126,606)         3,753
 Change in unrealized appreciation
   (depreciation) of investments................      184,656       (207,086)     293,215       (273,245)
--------------------------------------------------------------------------------------------------------
Net Increase (decrease) in net assets from
 operations.....................................      230,091       (243,663)     209,707       (246,915)
--------------------------------------------------------------------------------------------------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners........      406,370        580,038      400,073        447,788
   Transfers between funds including
    guaranteed interest account, net............       12,290        149,598      (83,104)       484,054
   Transfers for contract benefits and
    terminations................................      (11,738)      (144,151)     (70,690)        (6,203)
   Contract maintenance charges.................      (11,463)            --      (10,201)            --
--------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 contractowners transactions....................      395,459        585,485      236,078        925,639
--------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............      625,550        341,822      445,785        678,724
NET ASSETS--BEGINNING OF PERIOD.................      787,786        445,964      800,354        121,630
--------------------------------------------------------------------------------------------------------
NET ASSETS-- END OF PERIOD......................   $1,413,336    $   787,786   $1,246,139    $   800,354
========================================================================================================

The accompanying notes are an integral part of these financial statements.




                                     FSA-78

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31, 2009           --------------------------------
------------------------------------------------


----------------------------------------------------------------------------------------------
                                                       TARGET 2035             TARGET 2045
                                                        ALLOCATION             ALLOCATION
                                                 ------------------------ --------------------
                                                     2009         2008        2009      2008
----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................  $   7,905    $   2,191  $  7,671    $ 1,348
 Net realized gain (loss) on investments........    (10,759)      (3,338)   (9,118)    (3,401)
 Change in unrealized appreciation
   (depreciation) of investments................     49,733      (38,507)   51,198    (25,517)
----------------------------------------------------------------------------------------------
Net Increase (decrease) in net assets from
 operations.....................................     46,879      (39,654)   49,751    (27,570)
----------------------------------------------------------------------------------------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners........    114,876       92,976   130,956    101,366
   Transfers between funds including
    guaranteed interest account, net............      3,102      (15,585)   (1,923)    16,380
   Transfers for contract benefits and
    terminations................................    (19,394)      (6,883)  (17,813)   (34,895)
   Contract maintenance charges.................     (1,997)          --    (1,966)        --
----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 contractowners transactions....................     96,587       70,508   109,254     82,851
----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............    143,466       30,854   159,005     55,281
NET ASSETS--BEGINNING OF PERIOD.................     94,937       64,083    71,958     16,677
----------------------------------------------------------------------------------------------
NET ASSETS--END OF PERIOD.......................  $ 238,403    $  94,937  $230,963    $71,958
==============================================================================================

The accompanying notes are an integral part of these financial statements.




                                     FSA-79

SEPARATE ACCOUNT NOS. 13 (POOLED), 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY

------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2009                               --------------------------------
------------------------------------------------

1. Organization

Separate Account Nos. 13 (Pooled), 10 (Pooled), 4 (Pooled), 3 (Pooled), and 66 (collectively, "the Funds" or "Accounts") of AXA Equitable Life Insurance Company ("AXA Equitable"), a subsidiary of AXA Financial, Inc., were established and maintained under New York State Insurance Law. Pursuant to such law, to the extent provided in the applicable contracts, the net assets in the Funds are not chargeable with liabilities arising out of any other business of AXA Equitable. These financial statements reflect the financial position and results of operations for each of the Separate Account Nos. 13, 10, 4, 3 and each of the Variable Investment Options of Separate Account No. 66. Annuity Contracts issued by AXA Equitable for which the Accounts are the funding vehicles are Retirement Investment Account ("RIA"), Members Retirement Program ("MRP"), and Equi-Pen-Plus ("EPP") (collectively, the Plans). Institutional reflects investments in Funds by contractowners of group annuity Contracts issued by AXA Equitable. Assets of the Plans and Institutional are invested in a number of investment Funds (available Funds vary by Plan).

Separate Account No. 66 consists of 38 Variable Investment Options. The Account invests in shares of mutual funds of EQ Advisors Trust ("EQAT") and AXA Premier VIP Trust ("VIP") (collectively "The Trusts"). The Trusts are open-end diversified management investment companies that sell shares of a portfolio ("Portfolio") of a mutual fund to separate accounts of insurance companies. Each Portfolio of the Trusts have separate investment objectives. These financial statements and notes are those of the Account.

The Contractowners invest in Separate Account Nos. 13, 10, 4, 3 and 66 under the following respective names:

     RIA                   POOLED SEPARATE ACCOUNT FUNDS**
                           -------------------------------
Separate Account No. 13    The AllianceBernstein Bond Fund
Separate Account No. 10    The AllianceBernstein Balanced Fund
Separate Account No. 4     The AllianceBernstein Common Stock Fund
Separate Account No. 3     The AllianceBernstein Mid Cap Growth Fund
Separate Account No. 66:   EQ ADVISORS TRUST*
                           ------------------                          EQ/JPMorgan Value Opportunities
                           EQ/AllianceBernstein International          EQ/Large Cap Core PLUS
                           EQ/AllianceBernstein Small Cap Growth       EQ/Large Cap Growth Index
                           EQ/BlackRock Basic Value Equity             EQ/Large Cap Growth PLUS
                           EQ/BlackRock International Value            EQ/Large Cap Value PLUS
                           EQ/Calvert Socially Responsible             EQ/Mid Cap Index
                           EQ/Capital Guardian Growth                  EQ/Mid Cap Value PLUS
                           EQ/Capital Guardian Research                EQ/Money Market
                           EQ/Equity 500 Index                         EQ/Quality Bond PLUS
                           EQ/Equity Growth PLUS(1)                    EQ/T. Rowe Price Growth Stock
                           EQ/Evergreen Omega                          AXA Premier VIP Trust*
                           EQ/Global Multi-Sector Equity(3)            Multimanager Multi-Sector Bond(5)
                           EQ/Intermediate Government Bond Index(2)    Multimanager Small Cap Value
                           EQ/International Core PLUS                  Multimanager Technology
    MRP                    POOLED SEPARATE ACCOUNT FUNDS**
                           -------------------------------
Separate Account No. 10    The AllianceBernstein Balanced Fund
Separate Account No. 4     The AllianceBernstein Common Stock Fund
Separate Account No. 3     The AllianceBernstein Mid Cap Growth Fund




                                     FSA-80

SEPARATE ACCOUNT NOS. 13 (POOLED), 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2009                               --------------------------------
------------------------------------------------

1. Organization (Concluded)

Separate Account No. 66:   EQ ADVISORS TRUST*                       EQ/Intermediate Government
                           ------------------                         Bond Index(2)
                           AXA Aggressive Allocation                EQ/Large Cap Core PLUS
                           AXA Conservative Allocation              EQ/Large Cap Growth PLUS
                           AXA Conservative-Plus Allocation         EQ/Mid Cap Value PLUS
                           AXA Moderate Allocation                  EQ/PIMCO Ultra Short Bond(4)
                           AXA Moderate-Plus Allocation             EQ/Small Company Index
                           EQ/AllianceBernstein International       AXA PREMIER VIP TRUST*
                           EQ/Calvert Socially Responsible          ----------------------
                           EQ/Capital Guardian Research             Multimanager Multi-Sector
                           EQ/Equity 500 Index                        Bond(5)
                           EQ/GAMCO Small Company Value             Multimanager Technology
                           EQ/Global Multi-Sector Equity(3)         Target 2015 Allocation
                                                                    Target 2025 Allocation
                                                                    Target 2035 Allocation
                                                                    Target 2045 Allocation

    EPP                    POOLED SEPARATE ACCOUNT FUNDS**
                           -------------------------------
Separate Account No. 10    The AllianceBernstein Balanced Fund
Separate Account No. 4     The AllianceBernstein Common Stock Fund
    INSTITUTIONAL          POOLED SEPARATE ACCOUNT FUNDS**
                           -------------------------------
Separate Account No. 13    Intermediate Duration Bond Account
Separate Account No. 10    Strategic Balanced Management Account
Separate Account No. 4     Growth Stock Account
Separate Account No. 3     Mid Cap Growth Stock Account

-----------
(1)   Formerly known as EQ/Focus PLUS
(2)   Formerly known as EQ/AllianceBernstein Intermediate Government Securities
(3)   Formerly known as EQ/Van Kampen Emerging Markets Equity
(4)   Formerly known as EQ/PIMCO Real Return
(5)   Formerly known as Multimanager High Yield
* An affiliate of AXA Equitable provides advisory services to one or more Portfolios of this Trust.
**    As defined in the respective Prospectus of the Plans.

Under applicable insurance law, the assets and liabilities of the Accounts are clearly identified and distinguished from AXA Equitable's other assets and liabilities. All Contracts are issued by AXA Equitable. The assets of the Accounts are the property of AXA Equitable. However, the portion of the Accounts' assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business AXA Equitable may conduct. The excess of assets over reserves and other contract liabilities, if any, in Separate Account Nos. 4 and 66 may be transferred to AXA Equitable's General Account. AXA Equitable's General Account is subject to creditor rights.

The amount retained by AXA Equitable in Separate Account Nos. 4 and 66 arises principally from (1) contributions from AXA Equitable, (2) expense risk charges accumulated in the account, and (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the account in excess of the net assets for the contracts. Amounts retained by AXA Equitable are not subject to charges for expense risks, assets-based administration charges are distribution charges. Amount retained by AXA Equitable in the Account may be transferred at any time by AXA Equitable to its General Accounts.


                                     FSA-81

SEPARATE ACCOUNT NOS. 13 (POOLED), 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2009                               --------------------------------
------------------------------------------------

2. Significant Accounting Policies

   The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America
   (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   Effective April 1, 2009, and as further described in Note 3 of the financial statements, the Accounts implemented the new guidance related to Fair Value Measurements and Disclosures. This modification retains the "exit price" objective of fair value measurement and provides additional guidance for estimating fair value when the volume and level of market activity for the asset or liability have significantly decreased in relation to normal market activity. This guidance also references guidance on distinguishing distressed or forced transactions not determinative of fair value from orderly transactions between market participants under prevailing market conditions. Implementation of the revised guidance did not have an impact on the net assets of the Account.

   Investment securities for Separate Account Nos. 13, 10, 4 and 3 are valued as follows:

   Stocks listed on national securities exchanges and certain over-the-counter issues traded on the National Association of Securities Dealers, Inc. Automated Quotation (NASDAQ) national market system are valued at the last sale price, or, if there is no sale, at the latest available bid price.

   Foreign securities not traded directly, or in American Depositary Receipt
   (ADR) form in the United States, are valued at the last sale price in the local currency on an exchange in the country of origin. Foreign currency is converted into its U.S. dollar equivalent at current exchange rates.

   Forward contracts are valued at their last sale price or, if there is no sale, at the latest available bid price.

   United States Treasury securities and other obligations issued or guaranteed by the United States Government, its agencies or instrumentalities are valued at representative quoted prices.

   Long-term (i.e., maturing in more than a year) publicly traded corporate bonds are valued at bid prices obtained from a bond pricing service of a major dealer in bonds when such prices are available; however, in circumstances where AXA Equitable and AllianceBernstein L.P. ("Alliance") deem it appropriate to do so, an over-the-counter or exchange quotation may be used.

   Convertible preferred stocks listed on national securities exchanges are valued at their last sale price or, if there is no sale, at the latest available bid price.

   Convertible bonds and unlisted convertible preferred stocks are valued at bid prices obtained from one or more major dealers in such securities; where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stock.

   Other assets that do not have a readily available market price are valued at fair value as determined in good faith by AXA Equitable's investment officers.

   Short-term debt securities purchased directly by the AXA Equitable Funds, which mature in 60 days or less, are valued at amortized cost. Short-term debt securities, which mature in more than 60 days, are valued at representative quoted prices.


                                     FSA-82

SEPARATE ACCOUNT NOS. 13 (POOLED), 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2009                               --------------------------------
------------------------------------------------

2. Significant Accounting Policies (Continued)

   The value of the investments in Separate Account No. 66 held in the Trusts is calculated by multiplying the number of shares held in each Portfolio by the net asset value per share of that Portfolio determined as of the close of business each day. The net asset value is determined by the Trusts using the market or fair value of the underlying assets of the Portfolio less liabilities. For Separate Account No. 66, realized gains and losses include
   (1) gains and losses on redemptions of Trust shares (determined on the identified cost basis) and (2) Trust distributions representing the net realized gains on Trust investment transactions. Dividends and distributions of capital gains of the Trusts are automatically reinvested on the ex-dividend date.

   Security transactions are recorded on the trade date. Amortized cost of debt securities where applicable is adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date; interest income (including amortization of premium and discount on securities using the effective yield method) is accrued daily. Realized gains and losses on the sale of investments are computed on the basis of the identified cost of the related investments sold.

   Transactions denominated in foreign currencies are recorded at the rate prevailing at the date of such transactions. Asset and liability accounts that are denominated in a foreign currency are adjusted to reflect the current exchange rate at the end of the period. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of the foreign currency transactions are reflected under "Realized and Unrealized Gain (Loss) on Investments" in the Statement of Operations.

   Separate Account No. 10 may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign security holdings.

   Forward contracts are agreements to buy or sell a foreign currency for a set price in the future. During the period the forward contracts are open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each trading day. The realized gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions. The use of forward transactions involves the risk of imperfect correlation in movements in the price of forward contracts, interest rates and the underlying hedged assets.

   Forward contracts involve elements of both market and credit risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The contract amounts of these forward contracts reflect the extent of the Fund's exposure to off-balance sheet risk. The Fund bears the market risk that arises from any changes in security values. Forward contracts are entered into directly with the counterparty and not through an exchange and can be terminated only by agreement of both parties to the contract. There is no daily margin settlement and the Fund is exposed to the risk of default by the counterparty.

   At December 31, 2009, Separate Account No. 10 had no outstanding forward currency contracts to buy/sell foreign currencies.

   Net assets allocated to Contracts in the payout period are computed according to various mortality tables, depending on the year the benefits were purchased. The tables used are the 1971 GAM table, the 1983 GAM table, and the 1994 GAR. The assumed investment returns vary by Contract and range from 4 percent to 6.5 percent. The Contracts are participating group annuities, and, thus, the mortality risk is borne by the contractowner, as long as the Contract has not been discontinued. AXA Equitable retains the ultimate obligation to pay the benefits if the Contract funds become insufficient and the contractowner elects to discontinue the contract.


                                     FSA-83

SEPARATE ACCOUNT NOS. 13 (POOLED), 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2009                               --------------------------------
------------------------------------------------

2. Significant Accounting Policies (Concluded)

   Amounts due to/from the General Account or receivable/payable for policy related transactions represent receivables/payables for policy related transactions predominately related to premiums, surrenders and death benefits.

   Payments received from contractowners represent contributions under the Contracts (excluding amounts allocated to the guaranteed interest option, reflected in the General Account). The amount allocated to the guaranteed interest option earns interest at the current guaranteed interest rate, which is an annual effective rate.

   The operations of the Account are included in the federal income tax return of AXA Equitable, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to contracts participating in the Funds by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by AXA Equitable is expected to affect the unit value of the Contracts participating in the Account. Accordingly, no provision for federal income taxes is required. However, AXA Equitable retains the right to charge for any federal income tax incurred which is applicable to the Account if the law is changed.


3. Fair Value Disclosures

   Under GAAP fair value is the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. GAAP also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

   Level 1-Quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

   Level 2-Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

   Level 3-Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.


                                     FSA-84

SEPARATE ACCOUNT NOS. 13 (POOLED), 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2009                               --------------------------------
------------------------------------------------

3. Fair Value Disclosures (Continued)

   Assets measured at fair value on a recurring basis are summarized below:

                                                  Fair Value Measurements at December 31, 2009

                                                                    LEVEL 1
                                           -------------------------------------------------------
                                            Separate      Separate       Separate       Separate
                                           Account No.   Account No.    Account No.    Account No.
                                                13            10             4              3
ASSETS
Investments:
Fixed Maturities, available for sale
  Corporate............................... $     --      $        --    $        --    $        --
  U.S. Treasury, government and
   agency.................................       --               --             --             --
  States and political subdivision........       --               --             --             --
  Foreign governments.....................       --               --             --             --
  Commercial mortgage-backed..............       --               --             --             --
  Residential mortgage-backed.............       --               --             --             --
  Asset-backed............................       --               --             --             --
                                           --------      -----------    -----------    -----------
    SUBTOTAL..............................       --               --             --             --
                                           --------      -----------    -----------    -----------
  Other equity investments*...............       --       24,438,987     76,343,853     20,637,414
  Short term..............................  577,777        1,702,456        566,129        225,895
                                           --------      -----------    -----------    -----------
    TOTAL LEVEL 1......................... $577,777      $26,141,443    $76,909,982    $20,863,309
                                           ========      ===========    ===========    ===========

                                                                   LEVEL 2
                                           --------------------------------------------------------
                                             Separate      Separate      Separate      Separate
                                            Account No.   Account No.   Account No.    Account No.
                                                 13            10            4              3
ASSETS
Investments:
Fixed Maturities, available for sale
  Corporate............................... $11,028,381   $ 6,321,783   $        --   $        --
  U.S. Treasury, government and
   agency.................................   4,595,637     3,750,219            --            --
  States and political subdivision........          --            --            --            --
  Foreign governments.....................     140,182       222,815            --            --
  Commercial mortgage-backed..............   1,083,290     1,077,917            --            --
  Residential mortgage-backed.............      75,478     2,350,190            --            --
  Asset-backed............................           -            --            --            --
                                           -----------   -----------   -----------   -----------
    SUBTOTAL..............................  16,922,968    13,722,924            --            --
                                           -----------   -----------   -----------   -----------
  Other equity investments*...............          --        78,704            --            --
  Short term..............................          --            --            --            --
                                           -----------   -----------   -----------   -----------
    TOTAL LEVEL 2......................... $16,922,968   $13,801,628   $        --   $        --
                                           ===========   ===========   ===========   ===========

                                     FSA-85

SEPARATE ACCOUNT NOS. 13 (POOLED), 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2009                               --------------------------------
------------------------------------------------

3. Fair Value Disclosures (Continued)


                                                                     LEVEL 3
                                             --------------------------------------------------------
                                               Separate      Separate      Separate      Separate
                                              Account No.   Account No.   Account No.    Account No.
                                                   13            10            4              3
ASSETS
Investments:
Fixed Maturities, available for sale........
  Corporate................................. $        --   $    26,390   $        --   $        --
  U.S. Treasury, government and
   agency...................................          --            --            --            --
  States and political subdivision..........          --            --            --            --
  Foreign governments.......................          --         4,163            --            --
  Commercial mortgage-backed................     249,337       383,176            --            --
  Residential mortgage-backed...............          --            --            --            --
  Asset-backed..............................     199,655       173,176            --            --
                                             -----------   -----------   -----------   -----------
    SUBTOTAL................................     448,992       586,905            --            --
                                             -----------   -----------   -----------   -----------
  Other equity investments*.................          --            --            --            --
  Short term................................          --            --            --            --
                                             -----------   -----------   -----------   -----------
    TOTAL LEVEL 3........................... $   448,992   $   586,905   $        --   $        --
                                             -----------   -----------   -----------   -----------
  TOTAL ASSETS.............................. $17,949,737   $40,529,976   $76,909,982   $20,863,309
                                             ===========   ===========   ===========   ===========

The table below presents a reconciliation for all Level 3 assets at December 31, 2009.

                                                                         LEVEL 3 INSTRUMENTS
                                                                       FAIR VALUE MEASUREMENTS
                                                                       SEPARATE ACCOUNT NO. 13
                                           -------------------------------------------------------------------------------
                                                                       COMMERCIAL
                                                          FOREIGN       MORTGAGE      ASSET     OTHER EQUITY      TOTAL
                                            CORPORATE   GOVERNMENTS      BACKED       BACKED    INVESTMENTS*   INVESTMENTS
BALANCE, DECEMBER 31, 2008................ $      --   $      --      $  466,349   $241,223       $      --   $707,572
  Total gains (losses) realized and
   unrealized, included in:
  Earnings as:
    Net investment income.................        --          --             194        886              --      1,080
    Investment (losses) gains, net........        --          --        (111,023)        --              --   (111,023)
                                           ---------   ---------      ----------   --------       ---------   --------
    SUBTOTAL..............................        --          --        (110,829)       886              --   (109,943)
                                           ---------   ---------      ----------   --------       ---------   --------
    Other comprehensive income............        --          --         189,012     15,874              --    204,886
    Purchases.............................        --          --              --         --              --         --
    Sales.................................        --          --        (295,195)   (58,328)             --   (353,523)
    Transfers into/out of Level 3.........        --          --              --         --              --         --
                                           ---------   ---------      ----------   --------       ---------   --------
BALANCE, DECEMBER 31, 2009................ $      --   $      --      $  249,337   $199,655       $      --   $448,992
                                           =========   =========      ==========   ========       =========   ========

                                     FSA-86

SEPARATE ACCOUNT NOS. 13 (POOLED), 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2009                               --------------------------------
------------------------------------------------

3. Fair Value Disclosures (Concluded)


                                                                         LEVEL 3 INSTRUMENTS
                                                                       FAIR VALUE MEASUREMENTS
                                                                       SEPARATE ACCOUNT NO. 10
                                           -------------------------------------------------------------------------------
                                                                       COMMERCIAL
                                                          FOREIGN       MORTGAGE      ASSET     OTHER EQUITY      TOTAL
                                            CORPORATE   GOVERNMENTS      BACKED       BACKED    INVESTMENTS*   INVESTMENTS
BALANCE, DECEMBER 31, 2008................  $  16,840   $  122,250    $  403,158   $269,859        $  --      $812,107
  Total gains (losses) realized and
   unrealized, included in:
  Earnings as:
    Net investment income.................          7            9            54         92           --           162
    Investment (losses) gains, net........     (2,978)       3,073       (20,682)        --           --       (20,587)
                                            ---------   ----------    ----------   --------        -----      --------
    SUBTOTAL..............................     (2,971)       3,082       (20,628)        92           --       (20,425)
                                            ---------   ----------    ----------   --------        -----      --------
    Other comprehensive income............     12,516          216       116,401    (39,616)         (13)       89,504
    Purchases.............................     24,999      146,953            --         --           13       171,965
    Sales.................................    (24,994)    (146,088)     (115,755)   (57,159)          --      (343,996)
    Transfers into/out of Level 3.........          -     (122,250)           --         --           --      (122,250)
                                            ---------   ----------    ----------   --------        -----      --------
BALANCE, DECEMBER 31, 2009................  $  26,390   $    4,163    $  383,176   $173,176        $  --      $586,905
                                            =========   ==========    ==========   ========        =====      ========

The table below details the changes in unrealized gains(losses) by category for Level 3 assets still held at December 31, 2009:


                                                SEPARATE ACCOUNT NO.13   SEPARATE ACCOUNT NO.10
                                               ------------------------ -----------------------
LEVEL 3 INSTRUMENTS FULL YEAR 2009
STILL HELD AT DECEMBER 31, 2009:
Change in unrealized gains or losses
    Fixed maturities, avaialable for sale:
  Corporate...................................          $    --                $   1,397
  U.S. Treasury, government and agency........               --                       --
  States and political subdividion............               --                       --
  Foreign governments.........................               --                      216
  Commercial mortgage-backed..................           82,098                   92,364
  Residential mortgage-backed.................               --                       --
  Asset- backed...............................           15,840                  (39,564)
                                                        -------                ---------
    SUBTOTAL..................................           97,938                   54,413
                                                        -------                ---------
  Other equity investments*...................               --                      (14)
  Short term..................................               --                       --
                                                        -------                ---------
    TOTAL.....................................          $97,938                $  54,399
                                                        =======                =========

*   See Portfolio of Investments for the classification of Other Equity
    Investments.

For Separate Account No. 66, all investment and receivable assets of each Variable Investment Option of the Account have been classified as Level 1. As described in Note 1 to the financial statements, the Account invests in open-ended mutual funds, available to Contractowners of variable insurance policies. The Variable Investment Options may, without restriction, transact at the daily Net Asset Value(s) ("NAV") of the mutual funds. The NAV represents the daily per share value of the Portfolio of investments of the mutual funds, at which sufficient volumes of transactions occur.

As of December 31, 2009, Separate Account No. 66 did not hold any investments with significant unobservable inputs (Level 3).


                                     FSA-87

SEPARATE ACCOUNT NOS. 13 (POOLED), 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2009                               --------------------------------
------------------------------------------------

4. Purchases and Sales on Investments

   The cost of purchases and proceeds from sales of investments for the year ended December 31, 2009 were as follows for Separate Account No. 66:

                                                   PURCHASES          SALES
                                                  ----------        ---------
AXA Aggressive Allocation....................     $  993,214        $ 229,889
AXA Conservative Allocation..................        390,919          152,636
AXA Conservative-Plus Allocation.............        196,868          173,583
AXA Moderate Allocation......................      4,821,923          786,034
AXA Moderate-Plus Allocation.................        670,128          228,119
EQ/AllianceBernstein International...........      1,454,951        1,563,390
EQ/AllianceBernstein Small Cap Growth........         38,763          180,627
EQ/BlackRock Basic Value Equity..............         29,339           64,930
EQ/BlackRock International Value.............         67,391           31,582
EQ/Calvert Socially Responsible..............        362,546          154,984
EQ/Capital Guardian Growth...................          6,733            4,731
EQ/Capital Guardian Research.................        617,452          900,489
EQ/Equity 500 Index..........................      2,836,966        1,665,378
EQ/Equity Growth Plus........................         17,928              886
EQ/Evergreen Omega...........................          5,446            6,366
EQ/GAMCO Small Company Value.................        598,301          265,894
EQ/Global Multi-Sector Equity................        725,531          371,668
EQ/Intermediate Government Bond Index........        925,637        1,160,049
EQ/International Core Plus...................        789,657          319,964
EQ/JPMorgan Value Opportunities..............         20,961           27,788
EQ/Large Cap Core Plus.......................         31,564           12,822
EQ/Large Cap Growth Index....................          7,596            8,716
EQ/Large Gap Growth Plus.....................        722,799          390,710
EQ/Large Cap Value Plus......................      1,117,135        1,098,637
EQ/Mid Cap Index.............................          2,539              235
EQ/Mid Cap Value Plus........................        758,835          670,378
EQ/Money Market..............................     10,526,774        4,225,519
EQ/PIMCO Ultra Short Bond....................      1,039,779          559,006
EQ/Quality Bond Plus.........................         50,607          191,995
EQ/Small Company Index.......................        565,840          496,690
EQ/T. Rowe Price Growth Stock................              -                8
Multimanager Multi-Sector Bond...............        592,655          231,648
Multimanager Small Cap Value.................          2,222           17,927
Multimanager Technology......................        737,211          286,961
Target 2015 Allocation.......................        461,809           14,079
Target 2025 Allocation.......................        489,592          207,828
Target 2035 Allocation.......................        124,350           19,178
Target 2045 Allocation.......................        141,175           23,350


                                     FSA-88

SEPARATE ACCOUNT NOS. 13 (POOLED), 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2009                               --------------------------------
------------------------------------------------

4. Purchases and Sales on Investments (Concluded)

   Investment Security Transactions

For the year ended December 31, 2009, investment security transactions, excluding short-term debt securities, were as follows for Separate Account Nos. 13, 10, 4 and 3:

                                           PURCHASES                          SALES
                                -------------------------------- -------------------------------
                                     STOCKS,           U.S.           STOCKS,           U.S.
                                 DEBT SECURITIES    GOVERNMENT    DEBT SECURITIES    GOVERNMENT
              FUND                   AND GIC       AND AGENCIES       AND GIC       AND AGENCIES
------------------------------------------------------------------------------------------------
Separate Account No. 13........    $ 4,373,832     $10,919,639      $ 8,380,866      $9,187,738
Separate Account No. 10........     26,174,472       6,859,204       29,963,237       4,299,285
Separate Account No. 4.........     80,977,087              --       90,700,616              --
Separate Account No. 3.........     39,627,890              --       43,472,628              --

5. Related Party Transactions

   In Separate Account No. 66, the assets in each Variable Investment Option are invested in shares of a corresponding mutual fund portfolio of the Trusts. Shares are offered by the Trusts at net asset value. Shares in which the Variable Investment Options are invested are in either one of two classes. Both classes are subject to fees for investment management and advisory services and other Trust expenses. One class of shares ("Class A shares") is not subject to distribution fees imposed pursuant to a distribution plan. The other class of shares ("Class B shares") is subject to distribution fees imposed under a distribution plan (herein, the "Rule 12b-1 Plans") adopted by the Trusts. The Rule 12b-1 Plans provide that the EQAT and VIP Trusts, on behalf of each related Portfolio, may charge a maximum annual distribution and/or service (12b-1) fee of 0.50% of the average daily net assets of a Portfolio attributable to its Class B shares in respect of activities primarily intended to result in the sale of the Class B shares. Under arrangements approved by each Trust Board of Trustees, the 12b-1 fee currently is limited to 0.25% of the average daily net assets. These fees are reflected in the net asset value of the shares.

   AXA Equitable serves as investment manager of the Trusts and as such receives management fees for services performed in its capacity as investment manager of the Trusts. AXA Equitable oversees the activities of the investment advisors with respect to the Trusts and is responsible for retaining or discontinuing the services of those advisors. Fees generally vary depending on net asset levels of individual portfolios and range for EQAT and VIP from a low of 0.07% to a high of 1.19% of average daily net assets. AXA Equitable as investment manager pays expenses for providing investment advisory services to the Portfolios, including the fees of the Advisors of each Portfolio. In addition, AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC, affiliates of AXA Equitable, may also receive distribution fees under Rule 12b-1 Plans as described above.

   AllianceBernstein L.P. ("AllianceBernstein") serves as an investment advisor for the EQ/AllianceBernstein Portfolios; EQ/Equity 500 Index and Separate Accounts 13, 10, 4 and 3; as well as a portion of AXA Premier VIP High Yield and EQ/Money Market. AllianceBernstein is a publicly traded limited partnership which is indirectly majority-owned by AXA Equitable and AXA Financial, Inc. (parent to AXA Equitable).

   AXA Advisors is an affiliate of AXA Equitable, and a distributor and principal underwriter of the policies ("contracts"). AXA Advisors is registered with the Securities and Exchange Commission ("SEC") as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA").


                                     FSA-89

SEPARATE ACCOUNT NOS. 13 (POOLED), 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2009                               --------------------------------
------------------------------------------------

5. Related Party Transactions (Concluded)

   The Contracts are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network, LLC ("AXA Network") or its subsidiaries (affiliates of AXA Equitable). AXA Advisors receives commissions and other service-related payments under its distribution agreement with AXA Equitable and its networking agreement with AXA Network.

   AXA Equitable, AllianceBernstein, and AXA Advisors seek to obtain the best price and execution of all orders placed for the portfolios of the Equitable Funds considering all circumstances. In addition to using brokers and dealers to execute portfolio security transactions for accounts under their management, AXA Equitable, AllianceBernstein, and AXA Advisors may also enter into other types of business and securities transactions with brokers and dealers, which will be unrelated to allocation of the AXA Equitable Funds' portfolio transactions.

   On April 30, 2008, AXA Equitable transferred the assets related to the American Dental Associations Members Retirement Program ("ADA") from Separate Account No. 4 to Separate Account No. 206. The assets were transferred by redeeming units in The Growth Equity Fund, and purchasing units in fund(s) of EQ Advisors Trust. The fair value of ADA assets held in Separate Account No. 4 immediately prior to the transfer was $461,160,573. The fair value of assets transferred to Separate Account No. 206 was $202,949,503. Separate Account No. 4 realized a gain of $33,302,848 upon redemption of the ADA units. The fair value of assets remaining in Separate Account No. 4 immediately after the transfer was $258,632,096.

   On September 30, 2008, AXA Equitable transferred the assets related to the interest of retirement and investment plan for employees, managers and agents of AXA Equitable from Separate Account Nos. 4 and 3 to Separate Account No.
   210. The assets were transferred by redeeming units in Growth Stock Account and Mid Cap Growth Stock Account, and purchasing units in Separate Account No. 206. The fair value of units of interest of retirement and investment plan for employees, managers and agents of AXA Equitable assets held in Separate Account Nos. 4 and 3 immediately prior to the transfer were $95,670,700 and $40,840,415, respectively. The fair value of assets transferred to Separate Account No. 210 was $474,951,003. Separate Account No. 4 realized a loss of $6,494,458 and Separate Account No. 3 realized a loss of $6,715,841 upon redemption of units of interest of retirement and investment plan for employees, managers and agents of AXA Equitable. The fair value of assets remaining in Separate Account Nos. 4 and 3 immediately after the transfer were $87,362,105 and $23,148,570, respectively.


6. Asset Charges

   Charges and fees relating to the Funds are paid to AXA Equitable and are deducted in accordance with the terms of the various contracts which participate in the Funds. Depending upon the terms of a contract, sales-related fees and operating expenses are paid (i) by a reduction of an appropriate number of Fund units or (ii) by a direct payment.

   RIA

   Charges and fees relating to the Funds are paid to AXA Equitable and are deducted in accordance with the terms of the various contracts which participate in the Funds. Depending upon the terms of a contract, sales-related fees and operating expenses are paid by the contract holders
   (i) by a reduction of an appropriate number of Fund units or (ii) by a direct payment from contractowners. Fees with respect to the Retirement Investment Account (RIA) contracts are as follows:


                                     FSA-90

SEPARATE ACCOUNT NOS. 13 (POOLED), 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2009                               --------------------------------
------------------------------------------------

6. Asset Charges (Continued)

   Investment Management Fee:

   An annual fee of 0.50% of the net assets attributable to RIA units is assessed for the AllianceBernstein Bond, AllianceBernstein Balanced, the AllianceBernstein Common Stock Fund, and AllianceBernstein Mid Cap Growth Funds.

   Administrative Fees:

   Contracts investing in the Funds are subject to certain administrative expenses according to contract terms. Depending upon the terms of a contract, fees are paid (i) by a reduction of an appropriate number of Fund units or
   (ii) by a direct payment. These fees may include:

   Ongoing Operations Fee -- An expense charge is made based on the combined net balances of each fund. Depending upon when the employer adopted RIA, the monthly rate ranges from 1/12 of 1.25% to 1/12 of 0.50% or from 1/12 of 1.25% to 1/12 of 0.25%. Depending upon the terms of a contract, fees are paid (i) by a reduction of an appropriate number of Fund units or (ii) by a direct payment.

   Participant Recordkeeping Services Charge -- Employers electing RIA's optional Participant Recordkeeping Services are subject to an annual charge of $25 per employee-participant under the employer plan. Depending upon the terms of a contract, fees are paid (i) by a reduction of an appropriate number of Fund units or (ii) by a direct payment.

   Contingent Withdrawal Charge -- Certain withdrawals are subject to defined contingent withdrawal charges. The maximum charge is 6% of the total plan assets withdrawn and is deducted as a liquidation of fund units.

   Loan Fee -- A loan fee equal to 1% of the amount withdrawn as loan principal is deducted on the date the plan loan is made.

   Operating and Expense Charges:

   In addition to the charges and fees mentioned above, the Funds are charged for certain costs and expenses directly related to their operations. These may include transfer taxes, SEC filing fees and certain related expenses including printing of SEC filings, prospectuses and reports. These charges and fees are reflected as reductions of unit value.

   MRP

   Charges and fees relating to the Funds paid to AXA Equitable are deducted in accordance with the terms of the various contracts which participate in the Funds. With respect to the Members Retirement Program these expenses consist of investment management, program expense charge, direct expenses, and record maintenance. These charges and fees are paid to AXA Equitable. Fees with respect to the Members Retirement Program contracts are as follows:

   The below discusses expenses related to Separate Accounts Nos. 3, 4, 10 and
   66:


   o Program Expense Charge--Effective January 1, 2009, AXA Equitable assesses a Program expense charge on a monthly basis, which is charged against accounts in the plans that invest in the Separate Accounts. AXA Equitable determines the Program expense charge for each plan on the last day of each month, based on two factors: (1) the average account value of the accounts in the plan, and (2) the value of the total plan assets invested in the Members Retirement Program by the plan, on that date. The Program expense charge is applied


                                     FSA-91

SEPARATE ACCOUNT NOS. 13 (POOLED), 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2009                               --------------------------------
------------------------------------------------

6. Asset Charges (Continued)

       to all assets in the plan. All participants in a plan pay the Program expense charge at the same percentage rate, regardless of individual account value.

   Prior to January 1, 2009, the Program expense charge was assessed as a daily charge at an annual rate of 1.00% of the net assets of the Separate Accounts and was reflected as a reduction of unit value.

   o Investment Management Fees--An expense charge is made daily at an effective annual rate of 0.50% of the net assets of the AllianceBernstein Growth Equity and AllianceBernstein Balanced Funds and an effective annual rate of 0.65% for the AllianceBernstein Mid Cap Growth Fund.

   o Direct Operating and Other Expenses--In addition to the charges and fees mentioned above, the Funds are charged for certain costs and expenses directly related to their operations. These may include transfer taxes, SEC filing fees and certain related expenses including printing of SEC filings, prospectuses and reports. These charges and fees are reflected as a reduction of the unit value.

   o A record maintenance and report fee of $3.75 per participant is deducted quarterly as a liquidation of fund units.

   EPP

   Charges and fees relating to the Funds are paid to AXA Equitable and are deducted in accordance with the terms of the various contracts, which participate in the Funds. Depending upon the terms of a contract, sales-related fees and operating expenses are paid (i) by a reduction of an appropriate number of Fund Units or (ii) by a direct payment. Fees with respect to the Equi-Pen-Plus Master Plan and Retirement Trust are as follows:

   Investment Management Fee:

   An annual fee of 0.25% of the total plan and trust net assets held in each Separate Account is deducted daily. This fee is reflected as reduction in EPP unit value.

   Administrative Fees:

   Ongoing Operations Fee -- An expense charge is made based on each client's combined balance of Master Plan and Trust net assets in the Funds and AXA Equitable's Fixed Income Accounts at a monthly rate of 1/12 of (i) 1% of the first $500,000, (ii) 0.75% of the next $500,000 and (iii) 0.50% of the excess over $1,000,000. The ongoing operations fee is generally paid via a liquidation of units held in the fund.

   Participant Recordkeeping Services Charge -- Employers electing Equi-Pen-Plus's optional Participant Recordkeeping Services are subject to an annual charge of $25 per employee-participant under the employer plan. The participant recordkeeping service charge is generally paid via a liquidation of units held in the fund.

   Withdrawal Charge -- A charge is applied if the client terminates plan participation in the Master Retirement Trust ("Master Trust") and if the client transfers assets to another funding agency before the fifth anniversary of the date AXA Equitable accepts the participation agreement. The redemption charge is generally paid via a liquidation of units held in the fund and will be based on the following schedule:


                                     FSA-92

SEPARATE ACCOUNT NOS. 13 (POOLED), 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2009                               --------------------------------
------------------------------------------------

6. Asset Charges (Continued)

       FOR TERMINATION OCCURRING IN:               WITHDRAWAL CHARGE:
      -------------------------------         -----------------------------
    Years 1 and 2......................       3% of all Master Trust assets
    Years 3 and 4......................       2% of all Master Trust assets
    Year 5.............................       1% of all Master Trust assets
    After Year 5.......................       No Withdrawal Charge

   Operating and Expense Charges:

   In addition to the charges and fees mentioned above, the Funds are charged for certain costs and expenses directly related to their operations. These may include custody, audit and printing of reports. These charges and fees are reflected as reduction of unit value.

   INSTITUTIONAL

   Asset Management Fees

   Asset management fees are charged to clients investing in the Separate Accounts. The fees are based on the prior month-end net asset value (as defined) of each client's aggregate interest in AXA Equitable's Separate Accounts, and are determined monthly. Clients can either pay the fee directly by remittance to the Separate Account or via liquidation of units held in the Separate Accounts. The fees are calculated for each client in accordance with the schedule set forth below:

        EACH CLIENT'S AGGREGATE INTEREST              ANNUAL RATE
       ----------------------------------            -------------
       Minimum Fee ......................                $5,000
       First $2 million .................              0.85 of 1%
       Next $3 million ..................              0.60 of 1%
       Next $5 million ..................              0.40 of 1%
       Next $15 million .................              0.30 of 1%
       Next $75 million .................              0.25 of 1%
       Excess over $100 million .........              0.20 of 1%

   There is an additional charge made to clients utilizing AXA Equitable's Active Investment Management Service (AIMS). The service is optional and delegates to AllianceBernstein the responsibility for actively managing the client's assets among AXA Equitable's Separate Accounts. In the event that the client chooses this service, the additional fee is based on the combined net asset value of the client's assets in the Separate Accounts. Clients electing this service either pay the fee directly by remittance to AXA Equitable Account or via liquidation of units held in the Separate Account. The charge is assessed on a monthly basis at the annual rates shown below:

          CLIENT'S AGGREGATE INTEREST                 ANNUAL RATE
         -----------------------------               -------------
         Minimum Fee .................                   $2,500
         First $5 million ............                   0.100%
         Next $5 million .............                   0.075%
         Next $5 million .............                   0.050%
         Over $15 million ............                   0.025%


                                     FSA-93

SEPARATE ACCOUNT NOS. 13 (POOLED), 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2009                               --------------------------------
------------------------------------------------

6. Asset Charges (Concluded)

   Asset management fees, asset allocation fees and AIMS fees are paid to AXA Equitable.

   Administrative Fees

   Certain client contracts provide for a fee for administrative services to be paid directly to AXA Equitable. This administrative fee is calculated according to the terms of the specific contract and is generally paid via a liquidation of units held in the funds in which the contract invests. Certain of these client contracts provide for administrative fees to be paid through a liquidation of units from a Short-term liquidity account. The payment of the fee for administrative services has no effect on other Separate Account clients or the unit values of the separate accounts.

   Operating and Expense Charges

   In addition to the charges and fees mentioned above, the Separate Accounts are charged for certain costs and expenses directly related to their operations. These charges may include custody and audit fees, and result in reduction of Separate Account unit values.

   Administrative fees paid through a liquidation of units in Separate Account No. 66 are shown in the Statements of Changes in Net Assets as Contract maintenance charges. The aggregate of all other fees are included in Asset-based charges in the Statements of Operations. Asset-based charges are comprised of accounting and administration fees.


7. Changes in Units Outstanding

   Accumulation units issued and redeemed during the year ended December 31, were (in thousands):

   SEPARATE ACCOUNT NOS. 13, 10, 4 AND 3:
   -------------------------------------

                            ALLIANCEBERNSTEIN  ALLIANCEBERNSTEIN   ALLIANCEBERNSTEIN   ALLIANCEBERNSTEIN
                                BOND FUND        BALANCED FUND     COMMON STOCK FUND          FUND
                            -----------------  -----------------  -------------------  -----------------
                             2009      2008      2009      2008      2009      2008      2009      2008
                            ------    -------  --------  -------- --------- ---------  --------  -------
RIA
Issued.....................   --        --          2        1         --        --          1         1
Redeemed...................   --        (1)       (17)      (8)        (2)       (4)        (3)       (4)
                            ----------------------------------------------------------------------------
Net Increase (Decrease)....   --        (1)       (15)      (7)        (2)       (4)        (2)       (3)
                            ----------------------------------------------------------------------------

                                                                     ALLIANCEBERNSTEIN
                            ALLIANCEBERNSTEIN    ALLIANCEBERNSTEIN    MID CAP GROWTH
                              BALANCED FUND     GROWTH EQUITY FUND         FUND
                            -----------------   ------------------   -----------------
                              2009      2008      2009       2008      2009     2008
                            -------- --------   --------- --------   -------- --------
MRP
Issued.....................    102        98       20         46         44       22
Redeemed...................   (128)     (176)     (23)       (54)       (61)     (37)
                            --------------------------------------------------------
Net Increase (Decrease)....    (26)      (78)        (3)        (8)     (17)     (15)
                            --------------------------------------------------------

                                     FSA-94

SEPARATE ACCOUNT NOS. 13 (POOLED), 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2009                               --------------------------------
------------------------------------------------

7. Changes in Units Outstanding (Continued)

                                         ALLIANCEBERNSTEIN    ALLIANCEBERNSTEIN
                                           BALANCED FUND      COMMON STOCK FUND
                                         -----------------    -----------------
                                           2009     2008        2009      2008
                                         -------  --------    --------  -------
EPP
Issued...................................   --       --          --        --
Redeemed.................................   --       (2)         (1)       (1)
                                          -------------------------------------
Net Increase (Decrease)..................   --       (2)         (1)       (1)
                                          -------------------------------------

                                                                STRATEGIC
                                                                BALANCED
                                          IMMEDIATE DURATION   MANAGEMENT      GROWTH STOCK     MID CAP GROWTH
                                             BOND ACCOUNT        ACCOUNT         ACCOUNT        STOCK ACCOUNT
                                          ------------------- ------------- ------------------ ----------------
                                             2009      2008    2009   2008     2009     2008    2009     2008
                                          --------- --------- ------ ------ --------- -------- ------ ---------
INSTITUTIONAL
Issued...................................       1         1      --     --        --        2     --        1
Redeemed.................................      (1)       (1)     --     --        (2)     (20)    --       (2)
                                          ---------------------------------------------------------------------
Net Increase (Decrease)..................      --        --      --     --        (2)     (18)    --       (1)
                                          ---------------------------------------------------------------------

SEPARATE ACCOUNT NO. 66:
-----------------------

                                                             AXA                AXA
                                                          AGGRESSIVE        CONSERVATIVE
                                                          ALLOCATION         ALLOCATION
                                                      ------------------ ------------------
                                                         2009     2008      2009     2008
                                                      --------- -------- --------- --------
RIA
Net Issued...........................................      --       --        --       --
Net Redeemed.........................................      --       --        --       --
                                                      -------------------------------------
Net Increase (Decreased).............................      --       --        --       --
                                                      -------------------------------------
MRP
Net Issued...........................................     123       51        37       76
Net Redeemed.........................................    (472)     (15)     (230)     (29)
                                                      -------------------------------------
Net Increase (Decreased).............................    (349)      36      (193)      47

                                                              AXA                 AXA
                                                         CONSERVATIVE-         MODERATE
                                                        PLUS ALLOCATION       ALLOCATION
                                                      ------------------- -------------------
                                                         2009      2008      2009      2008
                                                      --------- --------- --------- ---------
RIA
Net Issued...........................................      --      --          --        --
Net Redeemed.........................................      --      --          --        --
                                                      ---------------------------------------
Net Increase (Decreased).............................      --      --          --        --
                                                      ---------------------------------------
MRP
Net Issued...........................................      18      36         555       373
Net Redeemed.........................................    (299)     (1)       (846)     (113)
                                                      ---------------------------------------
Net Increase (Decreased).............................    (281)     35        (291)      260
                                                      ---------------------------------------

                                                             AXA               EQ/ALLIANCE-
                                                        MODERATE-PLUS            BERNSTEIN
                                                          ALLOCATION           INTERNATIONAL
                                                      ------------------ ---------------------
                                                         2009     2008        2009       2008
                                                      --------- -------- ------------- -------
RIA
Net Issued...........................................      --       --           1         --
Net Redeemed.........................................      --       --          (2)        (5)
                                                      ----------------------------------------
Net Increase (Decreased).............................      --       --          (1)        (5)
                                                      ----------------------------------------
MRP
Net Issued...........................................      83       38          80         39
Net Redeemed.........................................    (157)     (16)     (1,038)      (112)
                                                      ----------------------------------------
Net Increase (Decreased).............................     (74)      22        (958)       (73)
                                                      ----------------------------------------

                                                         EQ/ALLIANCE-
                                                           BERNSTEIN        EQ/BLACKROCK
                                                           SMALL CAP        BASIC VALUE
                                                            GROWTH             EQUITY
                                                      ------------------- ----------------
                                                         2009      2008    2009     2008
                                                      --------- --------- ------ ---------
RIA
Net Issued...........................................      0         0      --        1
Net Redeemed.........................................     (1)       (1)     --       (2)
                                                      ------------------------------------
Net Increase (Decreased).............................     (1)       (1)  --          (1)
                                                      ------------------------------------
MRP
Net Issued...........................................    --        --     --        --
Net Redeemed.........................................    --        --     --        --
                                                      ------------------------------------
Net Increase (Decreased).............................    --        --     --        --
                                                      ------------------------------------

                                     FSA-95

SEPARATE ACCOUNT NOS. 13 (POOLED), 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2009                               --------------------------------
------------------------------------------------

7. Changes in Units Outstanding (Continued)


                                                        EQ/BLACKROCK        EQ/CALVERT       EQ/CAPITAL        EQ/CAPITAL
                                                       INTERNATIONAL         SOCIALLY         GUARDIAN          GUARDIAN
                                                           VALUE           RESPONSIBLE         GROWTH           RESEARCH
                                                      ---------------- -------------------- ------------- ---------------------
                                                       2009     2008       2009      2008    2009   2008      2009       2008
                                                      ------ --------- ----------- -------- ------ ------ ----------- ---------
RIA
Net Issued...........................................    1        --         --        --      --     --        --         --
Net Redeemed.........................................   --        (1)        --        --      --     --        --        (2)
                                                      -------------------------------------------------------------------------
Net Increase (Decreased).............................    1        (1)        --        --      --     --        --        (2)
                                                      -------------------------------------------------------------------------
MRP
Net Issued...........................................   --        --         66        53      --     --        48         2
Net Redeemed.........................................   --        --     (1,231)      (19)     --     --    (5,171)      (44)
                                                      -------------------------------------------------------------------------
Net Increase (Decreased).............................   --        --     (1,165)       34      --     --    (5,123)      (42)
                                                      -------------------------------------------------------------------------

                                        EQ/EQUITY           EQ/EQUITY   EQ/EVERGREEN    EQ/GAMCO SMALL
                                        500 INDEX          GROWTH PLUS      OMEGA       COMPANY VALUE
                                 ------------------------ ------------- ------------- ------------------
                                     2009         2008     2009   2008   2009   2008     2009     2008
                                 ------------ ----------- ------ ------ ------ ------ --------- --------
RIA
Net Issued......................        1           1        --     --     --     --       --       --
Net Redeemed....................       (3)         (5)       --      1     --     --       --       --
                                 -----------------------------------------------------------------------
Net Increase (Decreased)........       (2)         (4)       --      1     --     --       --       --
                                 -----------------------------------------------------------------------
MRP
Net Issued......................      356         157        --     --     --     --       64       38
Net Redeemed....................    (4745)       (192)       --     --     --     --     (586)     (10)
                                 -----------------------------------------------------------------------
Net Increase (Decreased)........    (4389)        (35)       --     --     --     --     (522)      28
                                 -----------------------------------------------------------------------

                                                            EQ/GLOBAL          EQ/INTERMEDIATE
                                                          MULTI-SECTOR           GOVERNMENT
                                                             EQUITY              BOND INDEX
                                                      --------------------- ---------------------
                                                          2009       2008       2009       2008
                                                      ----------- --------- ----------- ---------
RIA
Net Issued...........................................        --        --          --        --
Net Redeemed.........................................        --        (1)         --        (2)
                                                      -------------------------------------------
Net Increase (Decreased).............................        --        (1)         --        (2)
                                                      -------------------------------------------
MRP
Net Issued...........................................        79        91          80       102
Net Redeemed.........................................    (2,054)      (74)     (2,861)      (61)
                                                      -------------------------------------------
Net Increase (Decreased).............................    (1,975)       17      (2,781)       41

                                                                               EQ/JPMORGAN
                                                        EQ/INTERNATIONAL          VALUE
                                                           CORE PLUS          OPPORTUNITIES
                                                      --------------------   ----------------
                                                          2009      2008      2009     2008
                                                      ----------- --------   ------ ---------
RIA
Net Issued...........................................        --        --        --       --
Net Redeemed.........................................        --        --        --       (2)
                                                      ---------------------------------------
Net Increase (Decreased).............................        --        --        --       (2)
                                                      ---------------------------------------
MRP
Net Issued...........................................        68        23        --       --
Net Redeemed.........................................    (2,929)      (41)       --       --
                                                      ---------------------------------------
Net Increase (Decreased).............................    (2,861)      (18)       --       --
                                                      ---------------------------------------

                                     FSA-96

SEPARATE ACCOUNT NOS. 13 (POOLED), 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2009                               --------------------------------
------------------------------------------------

7. Changes in Units Outstanding (Continued)


                                                                          EQ/LARGE
                                                      EQ/LARGE CAP       CAP GROWTH
                                                        CORE PLUS          INDEX
                                                      -------------   ----------------
                                                       2009   2008     2009     2008
                                                      ------ ------   ------ ---------
RIA
Net Issued...........................................     --     --       --       --
Net Redeemed.........................................     --     --       --       (2)
                                                      --------------------------------
Net Increase (Decreased).............................     --     --       --       (2)
                                                      --------------------------------
MRP
Net Issued...........................................     --     --       --        --
Net Redeemed.........................................     --     --       --        --
                                                      --------------------------------
Net Increase (Decreased).............................     --     --       --        --
                                                      --------------------------------

                                                             EQ/LARGE
                                                            CAP GROWTH               EQ/LARGE
                                                               PLUS               CAP VALUE PLUS
                                                      ----------------------- -----------------------
                                                           2009        2008        2009        2008
                                                      ------------- --------- ------------- ---------
RIA
Net Issued...........................................         --         --            1          1
Net Redeemed.........................................         (1)        (1)          (5)        (9)
                                                      -----------------------------------------------
Net Increase (Decreased).............................         (1)        (1)          (4)        (8)
                                                      -----------------------------------------------
MRP
Net Issued...........................................        160        108          108         27
Net Redeemed.........................................     (2,198)       (71)      (5,635)       (88)
                                                      -----------------------------------------------
Net Increase (Decreased).............................     (2,038)        37       (5,527)       (61)
                                                      -----------------------------------------------

                                                         EQ/MID CAP        EQ/MID CAP           EQ/MONEY          EQ/PIMCO ULTRA
                                                           INDEX           VALUE PLUS            MARKET             SHORT BOND
                                                      ---------------- ------------------ --------------------- ------------------
                                                       2009     2008      2009     2008       2009       2008      2009     2008
                                                      ------ --------- --------- -------- ----------- --------- --------- --------
RIA
Net Issued..                                              --       --        --       --          2          3        --       --
Net Redeemed.........................................     --       (1)       --       --         (2)        (8)       --       --
                                                      ----------------------------------------------------------------------------
Net Increase (Decreased).............................     --       (1)       --       --         --         (5)       --       --
                                                      ----------------------------------------------------------------------------
MRP
Net Issued..                                              --       --        69       18       1020         --         90     146
Net Redeemed.........................................     --       --        (6)     (76)      (396)        --       (773)    (59)
                                                      ----------------------------------------------------------------------------
Net Increase (Decreased).............................     --       --        63      (58)       624         --       (683)     87
                                                      ----------------------------------------------------------------------------

                                                                                                 EQ/T. ROWE     MULTIMANAGER
                                                          EQ/QUALITY            EQ/SMALL            PRICE       MULTI-SECTOR
                                                           BOND PLUS         COMPANY INDEX      GROWTH STOCK        BOND
                                                      ------------------- -------------------- --------------- ---------------
                                                         2009      2008       2009      2008    2009    2008     2009    2008
                                                      --------- --------- ----------- -------- ------ -------- -------- ------
RIA
Net Issued...........................................       --        --         --        --      --      --       --      --
Net Redeemed.........................................       (1)       (1)        --        --      --     (12)      --      --
                                                      -------------------------------------------------------------------------
Net Increase (Decreased).............................       (1)       (1)        --        --      --     (12)      --      --
                                                      -------------------------------------------------------------------------
MRP
Net Issued...........................................       --        --         55        20      --      --       70       4
Net Redeemed.........................................       --        --     (3,020)      (43)     --      --      (23)     --
                                                      -------------------------------------------------------------------------
Net Increase (Decreased).............................       --        --     (2,965)      (23)     --      --       47       4
                                                      -------------------------------------------------------------------------

                                     FSA-97

SEPARATE ACCOUNT NOS. 13 (POOLED), 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2009                               --------------------------------
------------------------------------------------

7. Changes in Units Outstanding (Concluded)

                                                      MULTIMANAGER
                                                        SMALL CAP       MULTIMANAGER        TARGET 2015         TARGET 2025
                                                          VALUE          TECHNOLOGY          ALLOCATION         ALLOCATION
                                                      ------------- -------------------- ------------------ -------------------
                                                       2009   2008      2009      2008      2009     2008      2009      2008
                                                      ------ ------ ----------- -------- --------- -------- --------- ---------
RIA
Net Issued...........................................     --     --        --        --        --       --        --        --
Net Redeemed.........................................     --     --        --        --        --       --        --        --
Net Increase (Decreased).............................     --     --        --        --        --       --        --        --
MRP
Net Issued...........................................     --     --        74        25        57       91        65       112
Net Redeemed.........................................     --     --    (1,715)      (20)     (343)     (22)     (205)       (1)
                                                      --------------------------------------------------------------------------
Net Increase (Decreased).............................     --     --    (1,641)        5      (286)      69      (140)      111
                                                      --------------------------------------------------------------------------

                                    TARGET 2035      TARGET 2045
                                     ALLOCATION       ALLOCATION
                                 ------------------ --------------
                                   2009      2008     2009    2008
                                 -------- --------- -------- -----
RIA
Net Issued......................      --        --       --      --
Net Redeemed....................      --        --       --      --
                                      --        --       --      --
Net Increase (Decreased)........      --        --       --      --
                                 ----------------------------------
MRP
Net Issued......................      18        11       22      11
Net Redeemed....................     (53)       (2)     (45)     --
                                 ----------------------------------
Net Increase (Decreased)........     (35)        9      (23)     11
                                 ----------------------------------



                                     FSA-98

SEPARATE ACCOUNT NOS. 13 (POOLED), 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2009                               --------------------------------
------------------------------------------------

8. Accumulation Unit Values

   AXA Equitable issues a number of registered group annuity contracts that allow employer plan assets to accumulate on a tax-deferred basis. The contracts are typically designed for employers wishing to fund defined benefit, defined contribution and/or 401(k) plans. Annuity contracts available through AXA Equitable are the Retirement Investment Account ("RIA"), Members Retirement Program ("MRP"), and Equi-Pen-Plus ("EPP") (collectively, the Plans). Assets of the Plans are invested in a number of investment Funds (available Funds vary by Plan).

   Institutional units presented on the Statement of Assets and Liabilities reflect investments in the Funds by clients other than contractholders of group annuity contracts issued by AXA Equitable. Institutional unit values are determined at the end of each business day. Institutional unit values reflect the investment performance of the underlying Fund for the day and charges and expenses deducted by the Fund. Contract unit values (RIA, MRP, and EPP) reflect the same investment results, prior to deduction for contract specific charges, earned by the Institutional units. Contract unit values reflect certain investment management and accounting fees, which vary by contract. These fees are charged as a percentage of net assets and are disclosed below for the Plans contracts as percentage of net assets attributable of such units.

   Shown below is accumulation unit value information for units outstanding of Separate Accounts 13, 10, 4, 3 and 66 for the periods indicated.

                                                            YEARS ENDED DECEMBER 31,
                                   ------------------------------------------------------------------------
                                         2009             2008           2007          2006          2005
                                   ---------------- --------------- ------------- ------------- -----------
SEPARATE ACCOUNT NO. 13
ALLIANCEBERNSTEIN BOND FUND
RIA, 0.50%*
Unit Value, end of period.........   $   100.78        $    90.68     $    88.11    $    83.09    $    80.20
Net Assets (000's)................   $       13        $       34     $       84    $       38    $       75
Number of units outstanding,
 end of period (000's)............           --                --              1            --             1
Total Return**....................        11.14%             2.92%          6.04%         3.60%         1.03%
INTERMEDIATE DURATION BOND ACCOUNT
INSTITUTIONAL
Unit Value, end of period.........   $10,888.23        $ 9,748.92     $ 9,424.53    $ 8,849.00    $ 8,499.67
Net Assets (000's)................   $   17,868        $   18,630     $   19,518    $   17,700    $   25,032
Number of units outstanding,
 end of period (000's)............            2                 2              2             2             3
Total Return**....................        11.69%             3.45%          6.50%         4.11%         1.54%

SEPARATE ACCOUNT NO. 10
ALLIANCEBERNSTEIN BALANCED FUND
RIA, 0.50%*
Unit Value, end of period.........   $   193.55        $   156.08     $   221.99    $   211.32    $   191.64
Net Assets (000's)................   $    4,521        $    5,210     $    8,924    $    9,979    $   11,497
Number of units outstanding,
 end of period (000's)............           23                33             40            47            60
Total Return**....................        24.01%           (29.69)%         5.05%        10.27%         6.06%

                                     FSA-99

SEPARATE ACCOUNT NOS. 13 (POOLED), 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2009                               --------------------------------
------------------------------------------------

8. Accumulation Unit Values (Continued)


                                                          YEARS ENDED DECEMBER 31,
                                                      --------------------------------
                                                            2009             2008
                                                      ---------------- ---------------
ALLIANCEBERNSTEIN BALANCED FUND
MRP (E)
Unit Value, end of period............................    $    46.33      $     37.35
Net Assets (000's)...................................    $   26,557      $    22,374
Number of units outstanding,
 end of period (000's)...............................           573              599
Total Return**.......................................         24.04%          (30.44)%
ALLIANCEBERNSTEIN BALANCED FUND
EPP, 0.25%*
Unit Value, end of period............................    $   201.26      $    161.90
Net Assets (000's)...................................    $      749      $       620
Number of units outstanding,
 end of period (000's)...............................             4                4
Total Return**.......................................         24.31%          (29.51)%
STRATEGIC BALANCED MANAGEMENT ACCOUNT
INSTITUTIONAL
Unit Value, end of period (i)                            $20,931.14      $ 16,794.82
Net Assets (000's)...................................    $    7,870      $     6,298
Number of units outstanding,
 end of period (000's)...............................            --               --
Total Return** (i)...................................         24.63%          (29.34)%
SEPARATE ACCOUNT NO. 4
ALLIANCEBERNSTEIN COMMON STOCK FUND
RIA, 0.50%*
Unit Value, end of period............................    $   704.77      $    508.49
Net Assets (000's)...................................    $    4,265      $     3,809
Number of units outstanding,
 end of period (000's)...............................             6                7
Total Return**.......................................         38.60%          (42.23)%
ALLIANCEBERNSTEIN GROWTH EQUITY FUND
MRP (F)
Unit Value, end of period............................    $   277.66      $    200.69
Net Assets (000's)...................................    $   27,765      $    20,675
Number of units outstanding,
 end of period (000's)...............................           100              103
Total Return**.......................................         38.35%          (42.87)%
ALLIANCEBERNSTEIN COMMON STOCK FUND
EPP, 0.25%*
Unit Value, end of period............................    $   731.27      $    527.45
Net Assets (000's)...................................    $    2,303      $     2,341
Number of units outstanding,
 end of period (000's)...............................             3                4
Total Return**.......................................         38.64%          (42.09)%

                                                                 YEARS ENDED DECEMBER 31,
                                                      ----------------------------------------------
                                                           2007            2006            2005
                                                      -------------- ---------------- --------------
ALLIANCEBERNSTEIN BALANCED FUND
MRP (E)
Unit Value, end of period............................  $     53.70     $     51.64      $     47.30
Net Assets (000's)...................................  $    36,357     $    35,755      $    35,401
Number of units outstanding,
 end of period (000's)...............................          677             692              748
Total Return**.......................................         3.99%           9.18%            5.27%
ALLIANCEBERNSTEIN BALANCED FUND
EPP, 0.25%*
Unit Value, end of period............................  $    229.69     $    218.09      $    197.29
Net Assets (000's)...................................  $     1,431     $     1,921      $     2,550
Number of units outstanding,
 end of period (000's)...............................            6               9               13
Total Return**.......................................         5.32%          10.54%            6.68%
STRATEGIC BALANCED MANAGEMENT ACCOUNT
INSTITUTIONAL
Unit Value, end of period (i)                          $ 23,767.57     $ 22,510.85      $ 20,312.61
Net Assets (000's)...................................  $     8,533     $     8,059      $     7,115
Number of units outstanding,
 end of period (000's)...............................           --              --               --
Total Return** (i)...................................         5.58%          10.82%            6.94%
SEPARATE ACCOUNT NO. 4
ALLIANCEBERNSTEIN COMMON STOCK FUND
RIA, 0.50%*
Unit Value, end of period............................  $    880.30     $    775.88      $    780.43
Net Assets (000's)...................................  $    10,082     $    11,854      $    16,152
Number of units outstanding,
 end of period (000's)...............................           11              15               21
Total Return**.......................................        13.46%          (0.58)%          12.17%
ALLIANCEBERNSTEIN GROWTH EQUITY FUND
MRP (F)
Unit Value, end of period............................  $    351.25     $    312.73      $    317.72
Net Assets (000's)...................................  $    39,048     $    39,076      $    44,826
Number of units outstanding,
 end of period (000's)...............................          111             125              141
Total Return**.......................................        12.32%          (1.57)%          10.97%
ALLIANCEBERNSTEIN COMMON STOCK FUND
EPP, 0.25%*
Unit Value, end of period............................  $    910.82     $    800.76      $    803.45
Net Assets (000's)...................................  $     4,999     $     9,730      $    14,152
Number of units outstanding,
 end of period (000's)...............................            5              12               18
Total Return**.......................................        13.74%          (0.33)%          12.45%

                                     FSA-100

SEPARATE ACCOUNT NOS. 13 (POOLED), 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2009                               --------------------------------
------------------------------------------------

8. Accumulation Unit Values (Continued)


                                                                  YEARS ENDED DECEMBER 31,
                                      --------------------------------------------------------------------------------
                                            2009             2008             2007            2006           2005
                                      ---------------- ---------------- ---------------- -------------- --------------
GROWTHSTOCK ACCOUNT
INSTITUTIONAL
Unit Value, end of period............   $  7,590.76      $  5,469.59      $  9,421.32     $  8,262.03     $  8,269.13
Net Assets (000's)...................   $    41,954      $    38,789      $   236,767     $   288,072     $   367,019
Number of units outstanding,
 end of period (000's)...............             5                7               25              35              44
Total Return**.......................         38.78%          (41.94)%          14.03%          (0.09)%         12.73%

SEPARATE ACCOUNT NO. 3
ALLIANCEBERNSTEIN MID CAP GROWTH FUND
RIA, 0.50%*
Unit Value, end of period............   $    240.56     $     162.98      $    297.76     $    264.84     $    260.60
Net Assets (000's)...................   $     2,225     $      1,878      $     4,516     $     5,706     $     7,131
Number of units outstanding,
 end of period (000's)...............             9               12               15              22              27
Total Return**.......................         47.60%          (45.26)%          12.43%           1.62%           7.16%
ALLIANCEBERNSTEIN MID CAP GROWTH FUND
MRP (G)
Unit Value, end of period............   $     49.53     $      33.60      $     62.17     $     55.94     $     55.68
Net Assets (000's)...................   $    15,918     $     11,361      $    21,924     $    21,414     $    22,571
Number of units outstanding,
 end of period (000's)...............           321              338              353             387             405
Total Return**.......................         47.41%          (45.95)%          11.14%           0.47%           5.86%
MIDCAP GROWTH STOCK ACCOUNT
INSTITUTIONAL
Unit Value, end of period............   $ 26,012.67     $  17,535.26      $ 31,875.82     $ 28,206.63     $ 27,618.80
Net Assets (000's)...................   $     2,497     $      3,886      $    63,879     $    69,134     $    80,757
Number of units outstanding,
 end of period (000's)...............            --               --                2               2               3
Total Return**.......................         48.34%          (44.98)%          13.01%           2.13%           7.70%
ALLIANCEBERNSTEIN MID CAP GROWTH FUND
EPP, 0.50%*
Unit Value, end of period............   $    240.56     $     162.98      $    297.76     $    264.82     $    260.60
Net Assets (000's)...................            --               --               --              --              --
Number of units outstanding,
 end of period (000's)...............            --               --               --              --              --
Total Return**.......................         47.60%          (45.26)%          12.44%           1.63%           7.16%
SEPARATE ACCOUNT NO. 66+
AXA AGGRESSIVE ALLOCATION
MRP (H)
Unit value, end of period............   $      7.67     $       6.03      $     10.02              --              --
Net Assets (000's)...................   $     1,294     $        487      $       447              --              --
Number of units outstanding,
 end of period (000's)...............           169               81               45              --              --
Total Return**.......................         27.20%          (39.82)%           0.23%             --              --

                                     FSA-101

SEPARATE ACCOUNT NOS. 13 (POOLED), 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2009                               --------------------------------
------------------------------------------------

8. Accumulation Unit Values (Continued)

                                                                            YEARS ENDED DECEMBER 31,
                                                      --------------------------------------------------------------------
                                                           2009          2008          2007          2006         2005
                                                      ------------- ------------- ------------- ------------- ------------
AXA CONSERVATIVE ALLOCATION
MRP (H)
Unit value, end of period............................    $  9.93       $   9.05      $  10.27           --           --
Net Assets (000's)...................................    $   868       $    604      $    204           --           --
Number of units outstanding,
 end of period (000's)...............................         87             67            20           --           --
Total Return**.......................................       9.72%        (11.88)%        2.73%          --           --
AXA CONSERVATIVE-PLUS ALLOCATION (A)
MRP (H)
Unit value, end of period............................    $  9.31       $   8.14      $  10.21           --           --
Net Assets (000's)...................................    $   545       $    494      $     60           --           --
Number of units outstanding,
 end of period (000's)...............................         59             61            26           --           --
Total Return**.......................................      14.37%        (20.27)%        2.08%          --           --
AXA MODERATE ALLOCATION (a)
MRP (H)
Unit value, end of period............................    $  8.89       $   7.60      $  10.17           --           --
Net Assets (000's)...................................    $ 6,580       $  2,158      $    249           --           --
Number of units outstanding,
 end of period (000's)...............................        740            284            24           --           --
Total Return**.......................................      16.97%        (25.27)%        1.69%          --           --
AXA MODERATE-PLUS ALLOCATION (a)
MRP (H)
Unit value, end of period............................    $  8.30       $   6.81      $  10.09           --           --
Net Assets (000's)...................................    $   676       $    192      $     60           --           --
Number of units outstanding,
 end of period (000's)...............................         81             28             6           --           --
Total Return**.......................................      21.88%        (32.52)%        0.89%          --           --
EQ/ALLIANCEBERNSTEIN INTERNATIONAL
RIA, 0.05%*
Unit value, end of period............................    $145.86       $ 114.54      $ 231.96    $   207.19    $ 167.42
Net Assets (000's)...................................    $ 1,056       $    996      $  3,230    $ 3,399.00    $  3,005
Number of units outstanding,
 end of period (000's)...............................          7              9            14           16           18
Total Return**.......................................      27.34%        (50.62)%       11.96%       23.75%       15.52%
MRP (H)
Unit value, end of period............................    $ 16.37       $  12.85      $  26.30        23.73     $  19.36
Net Assets (000's)...................................    $12,911       $ 10,366      $ 23,150    $  21,792     $ 16,873
Number of units outstanding,
 end of period (000's)...............................        788            807           880    $     919          871
Total Return**.......................................      27.39%        (51.14)%       10.83%       22.57        14.27%

                                     FSA-102

SEPARATE ACCOUNT NOS. 13 (POOLED), 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2009                               --------------------------------
------------------------------------------------

8. Accumulation Unit Values (Continued)

                                                                          YEARS ENDED DECEMBER 31,
                                                      ----------------------------------------------------------------
                                                          2009         2008         2007         2006         2005
                                                      ------------ ------------ ------------ ------------ ------------
EQ/AllianceBernstein Small Cap Growth
RIA, 0.05%*
Unit value, end of period............................   $167.72      $ 123.37     $ 222.47     $ 190.26     $ 174.22
Net Assets (000's)...................................   $   220      $    264     $    578     $    983     $  1,063
Number of units outstanding,
 end of period (000's)...............................         1             2            3            5            6
Total Return**.......................................     35.95%       (44.55)%      16.93%        9.21%       11.73%
EQ/BlackRock Basic Value Equity
RIA, 0.00%*
Unit value, end of period............................   $189.73      $ 145.63     $ 229.55     $ 226.87     $ 187.64
Net Assets (000's)...................................   $   157      $    152     $    393     $    403     $    461
Number of units outstanding,
 end of period (000's)...............................         1             1            2            2            2
Total Return**.......................................     30.28%       (36.56)%       1.18%       20.91%        2.95%
EQ/BlackRock International Value
RIA, 0.00%*
Unit value, end of period............................   $138.63      $ 106.43     $ 186.71     $ 169.44     $ 134.82
Net Assets (000's)...................................   $    87      $     35     $    264     $    401     $    518
Number of units outstanding,
 end of period (000's)...............................         1            --            1            2            4
Total Return**.......................................     30.25%       (43.00)%      10.19%       25.68%       10.84%
EQ/Calvert Socially Responsible
MRP (H)
Unit value, end of period............................   $  6.67      $   5.10     $   9.41     $   8.48     $   8.14
Net Assets (000's)...................................   $ 1,659      $  1,062     $  1,643     $  1,421     $  1,267
Number of units outstanding,
 end of period (000's)...............................       249           208          175          169          156
Total Return**.......................................     30.78%       (45.80)%      10.97%        4.18%        7.50%
RIA, 0.00%*
Unit value, end of period............................   $ 79.16      $  60.48     $ 110.41     $  98.46     $  93.56
Net Assets (000's)...................................   $    --      $      2     $      2     $      2     $      3
Number of units outstanding,
 end of period (000's)...............................        --            --           --           --           --
Total Return**.......................................     30.89%       (45.22)%      12.14%        5.24%        8.73%
EQ/Capital Guardian Growth
RIA, 0.00%*
Unit value, end of period............................   $ 68.44      $  51.29     $  86.07     $  81.60     $  75.98
Net Assets (000's)...................................   $    81      $     59     $    101     $     22     $     40
Number of units outstanding,
 end of period (000's)...............................         1             1            1           --            1
Total Return**.......................................     33.44%       (40.41)%       5.48%        7.40%        5.10%

                                     FSA-103

SEPARATE ACCOUNT NOS. 13 (POOLED), 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2009                               --------------------------------
------------------------------------------------

8. Accumulation Unit Values (Continued)

                                                                          YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------------------------------
                                                          2009          2008         2007         2006         2005
                                                      ------------ ------------- ------------ ------------ ------------
EQ/CAPITAL GUARDIAN RESEARCH
RIA, 0.00%*
Unit value, end of period............................   $115.09       $  87.55     $ 145.10     $ 142.74     $ 127.38
Net Assets (000's)...................................   $    96       $    100     $    399     $    397     $    370
Number of units outstanding,
 end of period (000's)...............................         1              1            3            3            3
Total Return**.......................................     31.46%        (39.66)%       1.66%       12.06%        6.05%
MRP (H)
Unit value, end of period............................   $ 14.18       $  10.79     $  18.06     $  17.96     $  16.19
Net Assets (000's)...................................   $ 5,454       $  4,407     $  8,155     $  6,551     $  6,001
Number of units outstanding,
 end of period (000's)...............................       385            409          451          362          371
Total Return**.......................................     31.42%        (40.25)%       0.56%       10.93%        4.85%
EQ/EQUITY 500 INDEX
RIA, 0.05%*
Unit value, end of period............................   $304.57       $ 241.50     $ 384.52     $ 365.64     $ 317.06
Net Assets (000's)...................................   $ 1,572       $  1,621     $  4,046     $  4,992     $  4,802
Number of units outstanding,
 end of period (000's)...............................         5              7           11           14           15
Total Return**.......................................     26.12%        (37.20)%       5.16%       15.32%        4.61%
MRP (H)
Unit value, end of period............................   $  7.60       $   6.04     $   9.73     $   9.37     $   8.23
Net Assets (000's)...................................   $15,377       $ 10,933     $ 17,969     $ 17,308     $ 14,545
Number of units outstanding,
 end of period (000's)...............................     2,024          1,811        1,846        1,844        1,768
Total Return**.......................................     25.83%        (37.92)%       3.84%       13.85%        3.21%
EQ/EQUITY GROWTH PLUS
RIA, 0.00%*
Unit value, end of period............................   $143.43       $ 112.22     $ 187.95     $ 164.80     $ 150.75
Net Assets (000's)...................................   $   136       $     87     $    360     $    468     $    676
Number of units outstanding,
 end of period (000's)...............................         1              1            2            3            4
Total Return**.......................................     27.81%        (40.29)%      14.05%        9.32%       10.71%
EQ/EVERGREEN OMEGA
RIA, 0.00%*
Unit value, end of period............................   $108.39       $  77.26     $ 106.71     $  95.85     $  90.54
Net Assets (000's)...................................   $   105       $     76     $    114     $    103           --
Number of units outstanding,
 end of period (000's)...............................         1              1            1            1           --
Total Return**.......................................     40.29%        (27.60)%      11.33%        5.86%        3.96%

                                     FSA-104

SEPARATE ACCOUNT NOS. 13 (POOLED), 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2009                               --------------------------------
------------------------------------------------

8. Accumulation Unit Values (Continued)


                                                                            YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------------------------------------
                                                           2009           2008          2007          2006         2005
                                                      -------------- ------------- ------------- ------------- ------------
EQ/GAMCO SMALL COMPANY VALUE
MRP (H)
Unit value, end of period............................    $ 11.43        $   8.08      $  11.78      $  10.90          --
Net Assets (000's)...................................    $ 1,255        $    601      $    549      $    176          --
Number of units outstanding,
 end of period (000's)...............................        110              74            47            16          --
Total Return**.......................................      41.46%         (31.41)%        8.08%         8.96%         --
EQ/GLOBAL MULTI-SECTOR EQUITY
RIA, 0.00%*
Unit value, end of period............................    $371.61        $ 247.64      $ 580.61      $ 408.83    $ 298.30
Net Assets (000's)...................................    $   298        $    229      $  1,357      $    875    $    516
Number of units outstanding,
 end of period (000's)...............................          1               1             2             2           2
Total Return**.......................................      50.06%         (57.35)%       42.02%        37.05%      32.78%
MRP (H)
Unit value, end of period............................    $ 10.45        $   6.96      $  16.51      $  11.75          --
Net Assets (000's)...................................    $ 2,144        $  1,171      $  2,495      $    495          --
Number of units outstanding,
 end of period (000's)...............................        205             168           151            42          --
Total Return**.......................................      50.14%         (57.84)%       40.51%        17.50%         --
EQ/INTERMEDIATE GOVERNMENT BOND INDEX
RIA, 0.05%*
Unit value, end of period............................    $205.66        $ 210.03      $ 202.34      $ 188.96    $ 182.87
Net Assets (000's)...................................    $    32        $     95      $    338      $    347    $    462
Number of units outstanding,
 end of period (000's)...............................         --              --             2             2           3
Total Return**.......................................      (2.08)%          3.80%         7.08%         3.33%       1.44%
MRP (H)
Unit value, end of period............................    $ 11.06        $  11.32      $  11.04      $  10.44    $  10.23
Net Assets (000's)...................................    $ 3,141        $  3,430      $  2,896      $  2,395    $  2,272
Number of units outstanding,
 end of period (000's)...............................        284             303           262           232         222
Total Return**.......................................      (2.08)%          2.54%         5.75%         2.05%       0.10%
EQ/INTERNATIONAL CORE PLUS
RIA, 0.00%*
Unit value, end of period............................    $126.55        $  93.51      $ 169.57      $ 147.17    $ 123.42
Net Assets (000's)...................................    $    16        $      3      $     60      $    277    $    184
Number of units outstanding,
 end of period (000's)...............................         --              --            --             2           1
Total Return**.......................................      35.33%         (44.86)%       15.22%        19.24%      17.13%

                                     FSA-105

SEPARATE ACCOUNT NOS. 13 (POOLED), 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2009                               --------------------------------
------------------------------------------------

8. Accumulation Unit Values (Continued)

                                                                            YEARS ENDED DECEMBER 31,
                                                      --------------------------------------------------------------------
                                                           2009          2008         2007          2006          2005
                                                      ------------- ------------- ------------ ------------- -------------
MRP (H)
Unit value, end of period............................    $ 11.38       $   8.41     $  15.41      $  13.52      $  11.46
Net Assets (000's)...................................    $ 3,491       $  2,296     $  4,492      $  3,525      $  1,834
Number of units outstanding,
 end of period (000's)...............................        307            273          291           260           160
Total Return**.......................................      35.32%        (45.42)%      13.98%        17.98%        15.76%
EQ/JPMORGAN VALUE OPPORTUNITIES
RIA, 0.00%*
Unit value, end of period............................    $125.18       $  94.61     $ 157.09      $ 159.01      $ 132.10
Net Assets (000's)...................................    $    40       $     26     $    289      $    399      $    360
Number of units outstanding,
 end of period (000's)...............................         --             --            2             3             3
Total Return**.......................................      32.31%        (39.77)%      (1.21)%       20.37%         3.93%
EQ/LARGE CAP CORE PLUS
RIA, 0.00%
Unit value, end of period............................    $ 93.12       $  73.61     $ 117.59      $ 113.19      $ 100.22
Net Assets (000's)...................................    $    92       $     51     $     99      $     89      $     97
Number of units outstanding,
 end of period (000's)...............................          1              1            1             1             1
Total Return**.......................................      26.50%        (37.40)%       3.89%        12.94%         7.19%
EQ/LARGE CAP GROWTH INDEX
RIA, 0.00%*
Unit value, end of period............................    $ 73.35       $  53.85     $  84.50      $  74.14      $  74.54
Net Assets (000's)...................................    $    66       $     50     $    267      $    273      $    417
Number of units outstanding,
 end of period (000's)...............................          1              1            3             4             6
Total Return**.......................................      36.21%        (36.27)%      13.98%        (0.54)%       14.92%
EQ/LARGE CAP GROWTH PLUS
RIA, 0.00%*
Unit value, end of period............................    $123.96       $  91.92     $ 148.82      $ 128.71      $ 119.42
Net Assets (000's)...................................    $   267       $    244     $    614      $    688      $    703
Number of units outstanding,
 end of period (000's)...............................          2              3            4             5             6
Total Return**.......................................      34.86%        (38.23)%      15.62%         7.78%         9.03%
MRP (H)
Unit value, end of period............................    $  5.17       $   3.84     $   6.28      $   5.49      $   5.14
Net Assets (000's)...................................    $ 3,314       $  2,100     $  3,206      $  2,458      $  2,233
Number of units outstanding,
 end of period (000's)...............................        641            547          510           446           434
Total Return**.......................................      34.64%        (38.85)%      14.39%         6.81%         7.78%

                                     FSA-106

SEPARATE ACCOUNT NOS. 13 (POOLED), 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2009                               --------------------------------
------------------------------------------------

8. Accumulation Unit Values (Continued)

                                                                          YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------------------------------
                                                          2009          2008         2007         2006         2005
                                                      ------------ ------------- ------------ ------------ ------------
EQ/LARGE CAP VALUE PLUS
RIA, 0.00%*
Unit value, end of period............................   $104.33       $  86.50     $ 151.76     $ 158.83     $ 130.84
Net Assets (000's)...................................   $ 1,135       $  1,263     $  3,547     $    793     $    843
Number of units outstanding,
 end of period (000's)...............................        11             15           23            5            6
Total Return**.......................................     20.61%        (43.00)%      (4.45)%      21.39%        5.43%
MRP (H)
Unit value, end of period............................   $  9.74       $   8.09     $  14.42     $  15.27     $  12.72
Net Assets (000's)...................................   $ 6,689       $  5,282     $ 10,304     $ 10,645     $  8,093
Number of units outstanding,
 end of period (000's)...............................       687            653          714          697          636
Total Return**.......................................     20.40%        (43.90)%      (5.57)%      20.05%        4.24%
EQ/MID CAP INDEX
RIA, 0.00%*
Unit value, end of period............................   $104.63       $  76.78     $ 151.40     $ 140.17     $ 125.66
Net Assets (000's)...................................   $    29       $     19     $    129     $    357     $    496
Number of units outstanding,
 end of period (000's)...............................        --             --            1            3            4
Total Return**.......................................     36.27%        (49.28)%       8.03%       11.52%        6.37%
EQ/MID CAP VALUE PLUS
RIA, 0.00%*
Unit value, end of period............................   $158.48       $ 116.66     $ 193.03     $ 196.16     $ 174.40
Net Assets (000's)...................................   $   239       $    178     $    325     $    575     $    746
Number of units outstanding,
 end of period (000's)...............................         2              2            2            3            4
Total Return**.......................................     35.85%        (39.56)%      (1.60)%      12.48%       11.32%
MRP (H)
Unit value, end of period............................   $ 12.50       $   9.20     $  15.39     $  15.80     $  14.20
Net Assets (000's)...................................   $ 7,287       $  5,339     $  9,817     $ 10,479     $ 10,150
Number of units outstanding,
 end of period (000's)...............................       583            580          638          663          715
Total Return**.......................................     35.87%        (40.22)%      (2.59)%      11.27%       10.06%
EQ/MONEY MARKET
RIA, 0.05%*
Unit value, end of period............................   $175.24       $ 174.81     $ 170.86     $ 162.84     $ 155.57
Net Assets (000's)...................................   $   153       $     96     $  1,063     $  1,295     $    969
Number of units outstanding,
 end of period (000's)...............................         1              1            6            8            6
Total Return**.......................................      0.25%          2.31%        4.93%        4.67%        2.84%

                                     FSA-107

SEPARATE ACCOUNT NOS. 13 (POOLED), 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2009                               --------------------------------
------------------------------------------------

8. Accumulation Unit Values (Continued)

                                                                            YEARS ENDED DECEMBER 31,
                                                      --------------------------------------------------------------------
                                                           2009          2008          2007          2006         2005
                                                      ------------- ------------- ------------- ------------- ------------
MRP (D)(H)
Unit value, end of period............................    $ 10.00             --            --            --          --
Net Assets (000's)...................................    $ 6,245             --            --            --          --
Number of units outstanding,
 end of period (000's)...............................        624             --            --            --          --
Total Return**.......................................       0.00%            --            --            --          --
EQ/PIMCO ULTRA SHORT BOND
MRP (H)
Unit value, end of period............................    $ 11.56       $  10.71      $  11.27      $  10.23          --
Net Assets (000's)...................................    $ 1,855       $  1,274      $    358      $     83          --
Number of units outstanding,
 end of period (000's)...............................        160            119            32             8          --
Total Return**.......................................       7.94%         (5.00)%       10.17%         2.30%         --
EQ/QUALITY BOND PLUS
RIA, 0.05%*
Unit value, end of period............................    $221.89       $ 208.88      $ 223.10      $ 212.99    $ 204.72
Net Assets (000's)...................................    $   126       $    258      $    460      $    551    $  1,063
Number of units outstanding,
 end of period (000's)...............................          1              1             2             3           5
Total Return**.......................................       6.23%         (6.37)%        4.75%         4.04%       2.20%
EQ/SMALL COMPANY INDEX
MRP (H)
Unit value, end of period............................    $ 12.45       $   9.87      $  15.14      $  15.59    $  13.38
Net Assets (000's)...................................    $ 3,593       $  2,798      $  4,641      $      5    $  3,168
Number of units outstanding,
 end of period (000's)...............................        289            284           307           312    $    237
Total Return**.......................................      26.14%        (34.82)%       (2.89)%       16.52%   $   3.07
EQ/T. ROWE PRICE GROWTH STOCK (B)
RIA, 0.00%*
Unit value, end of period............................    $  8.28       $   5.81      $  10.04            --          --
Net Assets (000's)...................................    $     1       $      1      $    126            --          --
Number of units outstanding,
 end of period (000's)...............................         --             --            12            --          --
Total Return**.......................................      42.51%        (42.13)%       (0.44)%          --          --
MULTIMANAGER MULTI-SECTOR BOND
RIA, 0.05%*
Unit value, end of period............................    $187.39       $ 170.57      $ 222.53      $ 215.33    $ 195.49
Net Assets (000's)...................................    $    87       $    112      $    235      $    458    $  1,099
Number of units outstanding,
 end of period (000's)...............................         --              1             1             2    $      6
Total Return**.......................................       9.86%        (23.35)%        3.34%        10.15%   $   3.26

                                     FSA-108

SEPARATE ACCOUNT NOS. 13 (POOLED), 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2009                               --------------------------------
------------------------------------------------

8. Accumulation Unit Values (Continued)

                                                                           YEARS ENDED DECEMBER 31,
                                                      ------------------------------------------------------------------
                                                           2009          2008         2007         2006         2005
                                                      ------------- ------------- ------------ ------------ ------------
MRP (C)(H)
Unit value, end of period............................    $  8.47       $   7.72            --          --            --
Net Assets (000's)...................................    $   431       $     32            --          --            --
Number of units outstanding,
 end of period (000's)...............................         51              4            --          --            --
Total Return**.......................................       9.72%        (22.79)%          --          --            --
MULTIMANAGER SMALL CAP VALUE
RIA, 0.00%*
Unit value, end of period............................    $162.14       $ 128.25      $ 206.41    $ 228.94      $ 197.17
Net Assets (000's)...................................    $    76       $     74      $    239    $    597      $    749
Number of units outstanding,
 end of period (000's)...............................         --              1             1           3      $      4
Total Return**.......................................      26.42%        (37.86)%       (9.84)%     16.11%     $   4.69
MULTIMANAGER TECHNOLOGY
RIA, 0.00%*
Unit value, end of period............................    $129.57       $  81.78      $ 154.53    $ 130.71      $ 121.82
Net Assets (000's)...................................    $   185       $     93      $    228    $    376      $    332
Number of units outstanding,
 end of period (000's)...............................          1              1             1           3      $      3
Total Return**.......................................      58.44%        (47.08)%       18.22%       7.30%     $  11.26
MRP (H)
Unit value, end of period............................    $ 12.30       $   7.76      $  14.82    $  12.67      $  11.94
Net Assets (000's)...................................    $ 2,742       $  1,371      $  2,543    $  2,017      $  1,761
Number of units outstanding,
 end of period (000's)...............................        223            177           172         157      $    147
Total Return**.......................................      58.51%        (47.64)%       16.97%       6.11%     $  10.05
TARGET 2015 ALLOCATION (A)
MRP (H)
Unit value, end of period............................    $  8.40       $   6.98      $  10.15           --           --
Net Assets (000's)...................................    $ 1,414       $    788      $    446           --           --
Number of units outstanding,
 end of period (000's)...............................        168            113            44           --           --
Total Return**.......................................      20.34%        (31.22)%        1.55%          --           --
TARGET 2025 ALLOCATION (A)
MRP (H)
Unit value, end of period............................    $  8.03       $   6.52      $  10.14           --           --
Net Assets (000's)...................................    $ 1,246       $    800      $    122           --           --
Number of units outstanding,
 end of period (000's)...............................        155            123            12           --           --
Total Return**.......................................      23.16%        (35.71)%        1.37%          --           --

                                     FSA-109

SEPARATE ACCOUNT NOS. 13 (POOLED), 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2009                               --------------------------------
------------------------------------------------

8. Accumulation Unit Values (Continued)

                                                                  YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------------------
                                                         2009         2008         2007     2006    2005
                                                      ---------- ------------- ----------- ------ -------
TARGET 2035 ALLOCATION (A)
MRP (H)
Unit value, end of period............................   $ 7.79      $   6.20      $ 10.12      --      --
Net Assets (000's)...................................   $  238      $     95      $    64      --      --
Number of units outstanding,
 end of period (000's)...............................       31            15            6      --      --
Total Return**.......................................    25.65%       (38.74)%       1.22%     --      --
TARGET 2045 ALLOCATION (A)
MRP (H)
Unit value, end of period............................   $ 7.50      $   5.87      $ 10.10      --      --
Net Assets (000's)...................................   $  231      $     72      $    17      --      --
Number of units outstanding,
 end of period (000's)...............................       31            12            2      --      --
Total Return**.......................................    27.77%       (41.94)%       1.07%     --      --

(a)   Units were made available for sale on May 1, 2007
(b)   Units were made available for sale on July 1, 2007
(c)   Units were made available for sale on May 1, 2008
(d)   Units were made available for sale on January 1, 2009.
(e) For Separate Account No. 10 (MRP), expense charges for the years ended December 31, 2009, 2008, 2007, 2006, and 2005 were 0.59%, 1.56%, 1.53%,
      1.50%, and 1.58%, respectively. These ratios exclude charges made directly to accounts through redemptions of units or direct payments.
(f) For Separate Account No. 4 (MRP), expense charges for the years ended December 31, 2009, 2008, 2007, 2006, and 2005 were 0.40%, 1.56%, 1.53%,
      1.50%, and 1.57%, respectively. These ratios exclude charges made directly to accounts through redemptions of units or direct payments.
(g) For Separate Account No. 3 (MRP), expense charges for the years ended December 31, 2009, 2008, 2007, 2006, and 2005 were 0.70%, 1.72%, 1.68%,
      1.66%, and 1.73%, respectively. These ratios exclude charges made directly to accounts through redemptions of units or direct payments.
(h) For Separate Account No. 66 (MRP), expense charges for the year ended December 31, 2009 was 0.00% and was 1.00% for periods ending on or prior to December 31, 2008. These ratios exclude charges made directly to accounts through redemptions of units or direct payments.
(i) Unit value as of December 31, 2008 and total return for the year then ended were previously reported in error as $16,714.08 and (29.67) %, respectively, and have been revised.

(*) Expenses as a percentage of Average Net Assets (at the rates indicated) for each period presented. Charges made directly to contract owner account through the redemption of units and expenses of the underlying fund have been excluded.

                                    FSA-110

SEPARATE ACCOUNT NOS. 13 (POOLED), 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2009                               --------------------------------
------------------------------------------------

8. Accumulation Unit Values (Concluded)

   (**) These amounts represent the total return for the periods indicated, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated from the effective date through the end of the reporting period.
   (+) Rates charged for the year ended December 31, 2009 are reflected under "Contract Charges" shown for each unit value class in the Statement of Assets and Liabilities.


9. Investment Income Ratios

   Shown below is the Investment Income Ratios throughout the periods indicated for Separate Accounts 13, 10, 4 and 3. The investment income ratio is calculated by taking the gross investment income earned divided by the average net assets of a fund during the periods indicated.

                                               YEAR ENDED DECEMBER 31,
                                 ---------------------------------------------------
                                   2009       2008       2007       2006       2005
                                 --------- ---------- ---------- ---------- --------
Separate Account No. 13........    4.44%      4.92%      5.08%      4.92%      4.10%
Separate Account No. 10........    3.50       4.01       3.40       3.03       2.57
Separate Account No. 4.........    1.70       0.75       0.68       0.69       0.46
Separate Account No. 3.........    0.59       0.20       0.22       0.40       0.11

   Shown below is the Investment Income Ratios throughout the periods indicated for Separate Account No. 66. These amounts represent the dividends, excluding distributions of capital gains, received by the Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Account is affected by the timing of the declaration of dividends by the underlying fund in which the Account invests.

                                                 2009       2008       2007       2006       2005
                                              ---------- ---------- ---------- ---------- ----------
AXA Aggressive Allocation....................    1.49%      1.93%      7.27%       --         --
AXA Conservative Allocation..................    2.53%      6.79%     30.47%       --         --
AXA Conservative-Plus Allocation.............    1.76%      1.38%      1.52%       --         --
AXA Moderate Allocation......................    1.76%      6.16%      6.75%       --         --
AXA Moderate-Plus Allocation.................    1.87%     11.06%     21.82%       --         --
EQ/AllianceBernstein International...........    2.76%      2.79%      1.48%     1.72%      1.75%
EQ/AllianceBernstein Small Cap Growth........    0.13%      0.01%        --        --         --
EQ/BlackRock Basic Value Equity..............    2.21%      1.12%      1.08%     2.69%      0.95%
EQ/BlackRock International Value.............    2.50%      1.02%      1.30%     2.42%      1.92%
EQ/Calvert Socially Responsible..............    0.26%      0.32%      0.23%       --         --
EQ/Capital Guardian Growth...................    0.34%      0.18%        --      0.14%      0.22%
EQ/Capital Guardian Research.................    1.19%      0.93%      1.07%     0.57%      0.55%
EQ/Equity 500 Index..........................    2.06%      1.74%      1.36%     1.64%      1.32%
EQ/Equity Growth Plus........................    0.93%      0.45%      0.19%     0.73%        --
EQ/Evergreen Omega...........................    0.15%      0.55%        --      4.52%      0.05%
EQ/GAMCO Small Company value.................    0.48%      0.68%      0.56%     2.28%        --
EQ/Global Multi-Sector Equity................    1.37%      0.13%        --      0.60%      0.51%
EQ/Intermediate Government Bond Index........    0.98%      3.17%      4.61%     4.02%      1.55%
EQ/International Core Plus...................    3.27%      1.41%      0.42%     1.53%      1.69%
EQ/JPMorgan Value Opportunities..............    1.12%      0.41%      1.23%     4.29%      1.52%
EQ/Large Cap Core Plus.......................    4.57%      0.33%      1.28%     0.87%      0.61%
EQ/Large Cap Growth Index....................    2.12%      0.08%        --        --         --
EQ/Large Cap Growth Plus.....................    1.35%      0.12%      0.37%       --         --
EQ/Large Cap Value Plus......................    2.29%      2.83%      1.59%     1.64%      0.78%


                                     FSA-111

SEPARATE ACCOUNT NOS. 13 (POOLED), 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY


------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2009                               --------------------------------
------------------------------------------------

9. Investment Income Ratios (Concluded)


                                          2009       2008       2007       2006       2005
                                       ---------- ---------- ---------- ---------- ----------
EQ/Mid Cap Index......................    1.17%      0.56%         --      2.75%      7.85%
EQ/Mid Cap Value Plus.................    1.14%      1.47%       0.98%     0.30%      5.10%
EQ/Money Market.......................    0.01%      2.81%       4.89%     3.80%      2.93%
EQ/PIMCO Ultra Short Bond.............    1.02%      3.23%       3.14%     8.98%        --
EQ/Quality Bond Plus..................    1.96%      3.79%       4.87%     3.24%      3.29%
EQ/Small Company Index................    1.42%      0.84%       1.30%     1.39%      1.15%
EQ/T. Rowe Price Growth Stock.........      --         --        0.07%       --         --
Multimanager Multi-Sector Bond........    5.56%      8.15%       4.53%     5.95%      7.88%
Multimanager Small Cap Value..........    0.92%      0.17%       0.22%     4.67%      3.93%
Multimanager Technology...............      --         --          --        --         --
Target 2015 Allocation................    4.61%      4.76%       8.76%       --         --
Target 2025 Allocation................    4.65%      4.98%       6.87%       --         --
Target 2035 Allocation................    4.81%      4.24%      11.67%       --         --
Target 2045 Allocation................    4.99%      4.23%       9.66%       --         --






                                    FSA-112

                   FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

            INDEX TO CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES

                      AXA EQUITABLE LIFE INSURANCE COMPANY


 Report of Independent Registered Public Accounting Firm.................... F-1

 Consolidated Financial Statements:
   Consolidated Balance Sheets, December 31, 2009 and 2008.................. F-2
   Consolidated Statements of (Loss) Earnings, Years Ended
     December 31, 2009, 2008 and 2007....................................... F-3
   Consolidated Statements of Equity, Years Ended
     December 31, 2009, 2008 and 2007....................................... F-5
   Consolidated Statements of Comprehensive (Loss) Income,
     Years Ended December 31, 2009, 2008 and 2007........................... F-6
   Consolidated Statements of Cash Flows, Years Ended
     December 31, 2009, 2008 and 2007....................................... F-7
   Notes to Consolidated Financial Statements............................... F-9

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and Shareholder of AXA Equitable Life Insurance Company

In our opinion, based on our audits, the accompanying consolidated balance sheets and the related consolidated statements of (loss) earnings, of equity, of comprehensive (loss) income and of cash flows present fairly, in all material respects, the financial position of AXA Equitable Life Insurance Company and its subsidiaries ("AXA Equitable") at December 31, 2009 and 2008, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2009 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of AXA Equitable's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 of the Notes to Consolidated Financial Statements, AXA Equitable changed its methods of accounting for noncontrolling interests in consolidated financial statements on January 1, 2009, for recognition and presentation of other-than-temporary impairment losses on April 1, 2009, fair value measurement on January 1, 2008 and for uncertainty in income taxes of January 1, 2007.



/s/ PricewaterhouseCoopers LLP
New York, New York

March 10, 2010

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2009 AND 2008


                                                                                    2009                 2008
                                                                              -----------------    -----------------
                                                                                         (IN MILLIONS)
ASSETS
Investments:
   Fixed maturities available for sale, at fair value.......................  $     27,470.2       $     23,831.0
   Mortgage loans on real estate............................................         3,554.8              3,673.9
   Equity real estate, held for the production of income....................            98.5                 56.3
   Policy loans.............................................................         3,616.8              3,700.3
   Other equity investments.................................................         1,562.3              1,646.8
   Trading securities......................................................            484.6                322.7
   Other invested assets....................................................         1,482.6              1,500.9
                                                                              -----------------    -----------------
     Total investments......................................................        38,269.8             34,731.9
Cash and cash equivalents...................................................         1,791.7              2,403.2
Cash and securities segregated, at fair value...............................           985.7              2,572.6
Broker-dealer related receivables...........................................         1,087.6              1,020.4
Deferred policy acquisition costs...........................................         7,745.2              7,482.0
Goodwill and other intangible assets, net...................................         3,676.5              3,702.9
Amounts due from reinsurers.................................................         3,028.2              2,897.2
Loans to affiliates.........................................................         1,048.3                588.3
Other assets................................................................         8,254.9             13,240.8
Separate Accounts' assets...................................................        84,016.5             67,627.0
                                                                              -----------------    -----------------

TOTAL ASSETS................................................................  $    149,904.4       $    136,266.3
                                                                              =================    =================

LIABILITIES
Policyholders' account balances.............................................  $     24,107.3       $     24,742.5
Future policy benefits and other policyholders liabilities..................        17,726.7             17,733.1
Broker-dealer related payables..............................................           279.4                485.5
Customers related payables..................................................         1,430.7              2,753.1
Amounts due to reinsurers...................................................            81.2                 64.2
Short-term and long-term debt...............................................           449.0                484.6
Loans from affiliates.......................................................         1,325.0              1,325.0
Income taxes payable........................................................         3,356.0              3,794.4
Noncontrolling interest subject to redemption rights........................             -                  135.0
Other liabilities...........................................................         3,002.2              2,861.4
Separate Accounts' liabilities..............................................        84,016.5             67,627.0
                                                                              -----------------    -----------------
     Total liabilities......................................................       135,774.0            122,005.8
                                                                              -----------------    -----------------

Commitments and contingent liabilities (Notes 2, 7, 10, 11, 12, 13, 18 and 19)

EQUITY
AXA Equitable's equity:
   Common stock, $1.25 par value, 2.0 million shares authorized, issued and
     outstanding............................................................             2.5                  2.5
   Capital in excess of par value...........................................         5,582.3              5,184.1
   Retained earnings........................................................         6,311.8              8,412.6
   Accumulated other comprehensive loss.....................................        (1,035.7)            (2,235.6)
                                                                              -----------------    -----------------
   Total AXA Equitable's equity.............................................        10,860.9             11,363.6
                                                                              -----------------    -----------------
Noncontrolling interest.....................................................         3,269.5              2,896.9
                                                                              -----------------    -----------------
     Total equity...........................................................        14,130.4             14,260.5
                                                                              -----------------    -----------------

TOTAL LIABILITIES AND EQUITY................................................  $    149,904.4       $    136,266.3
                                                                              =================    =================


                 See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF (LOSS) EARNINGS
                  YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007


                                                                      2009               2008               2007
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)
REVENUES
Universal life and investment-type product
  policy fee income...........................................  $     2,918.4      $      2,951.7     $      2,741.7
Premiums......................................................          431.1               758.6              804.9
Net investment (loss) income:
   Investment (loss) income from
     derivative instruments...................................       (3,079.4)            7,302.1               86.6
   Other investment income....................................        2,098.9             1,751.9            2,567.1
                                                                -----------------  -----------------  -----------------
       Total net investment (loss) income.....................         (980.5)            9,054.0            2,653.7
Investment gains (losses), net:
   Total other-than-temporary impairment losses...............         (169.2)             (285.9)             (77.8)
   Portion of loss recognized in other
     comprehensive income.....................................            5.9                 -                  -
                                                                -----------------  -----------------  -----------------
       Net impairment losses recognized.......................         (163.3)             (285.9)             (77.8)
   Other investment gains (losses), net.......................          217.0               (52.6)              70.6
                                                                -----------------  -----------------  -----------------
         Total investment gains (losses), net.................           53.7              (338.5)              (7.2)
Commissions, fees and other income............................        3,385.2             4,549.0            5,173.7
(Decrease) increase in fair value of
   reinsurance contracts......................................       (2,565.9)            1,566.8                6.9
                                                                -----------------  -----------------  -----------------
      Total revenues..........................................        3,242.0            18,541.6           11,373.7
                                                                -----------------  -----------------  -----------------

BENEFITS AND OTHER DEDUCTIONS
Policyholders' benefits.......................................        1,298.1             4,702.6            1,998.5
Interest credited to policyholders' account balances..........        1,004.3             1,065.3            1,065.2
Compensation and benefits.....................................        1,858.7             1,989.1            2,453.2
Commissions...................................................        1,033.0             1,437.1            1,744.2
Distribution plan payments....................................          207.6               274.4              335.1
Amortization of deferred sales commissions....................           54.9                79.1               95.5
Interest expense..............................................          107.8                51.5               58.2
Amortization of deferred policy acquisition costs.............          115.0             3,484.7            1,099.2
Capitalization of deferred policy acquisition costs...........         (975.3)           (1,394.1)          (1,719.3)
Rent expense..................................................          258.2               246.6              224.3
Amortization of other intangible assets.......................           24.1                23.7               23.2
Other operating costs and expenses............................        1,334.3             1,196.0            1,317.9
                                                                -----------------  -----------------  -----------------
      Total benefits and other deductions.....................        6,320.7            13,156.0            8,695.2
                                                                -----------------  -----------------  -----------------

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF (LOSS) EARNINGS
                  YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007
                                    CONTINUED


                                                                      2009               2008               2007
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)
(Loss) earnings from continuing operations
   before income taxes........................................  $    (3,078.7)     $      5,385.6     $      2,678.5
Income tax benefit (expense)..................................        1,272.1            (1,690.5)            (752.5)
                                                                -----------------  -----------------  -----------------

(Loss) earnings from continuing operations,
   net of income taxes........................................       (1,806.6)            3,695.1            1,926.0
Earnings (loss) from discontinued operations,
   net of income taxes........................................            2.7                (4.8)               7.7
Gains on disposal of discontinued operations,
   net of income taxes........................................            -                   6.3                2.8
                                                                -----------------  -----------------  -----------------

Net (loss) earnings...........................................       (1,803.9)            3,696.6            1,936.5
   Less: net earnings attributable to noncontrolling interest.         (358.9)             (470.0)            (702.9)
                                                                -----------------  -----------------  -----------------

Net (Loss) Earnings Attributable to AXA Equitable.............  $    (2,162.8)     $      3,226.6     $      1,233.6
                                                                =================  =================  =================


Amounts attributable to AXA Equitable:
   (Loss) earnings from continuing operations,
     net of income taxes......................................  $    (2,165.5)     $      3,225.1     $      1,223.1
   Earnings (loss) from discontinued operations,
     net of income taxes......................................            2.7                (4.8)               7.7
   Gain on disposal of discontinued operations,
     net of income taxes......................................            -                   6.3                2.8
                                                                -----------------  -----------------  -----------------
Net (Loss) Earnings...........................................  $    (2,162.8)     $      3,226.6     $      1,233.6
                                                                =================  =================  =================


                 See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                        CONSOLIDATED STATEMENTS OF EQUITY
                  YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007

                                                                         2009               2008               2007
                                                                   -----------------   ----------------   ----------------
                                                                                       (IN MILLIONS)
EQUITY
AXA Equitable's equity:
   Common stock, at par value, beginning and end of year.......... $          2.5      $         2.5      $         2.5
                                                                   -----------------   ----------------   ----------------

   Capital in excess of par value, beginning of year..............        5,184.1            5,265.4            5,139.6
   Issuance of AllianceBernstein Units to noncontrolling interest.          (54.5)               -                  -
   Changes in capital in excess of par value......................          452.7              (81.3)             125.8
                                                                   -----------------   ----------------   ----------------
   Capital in excess of par value, end of year....................        5,582.3            5,184.1            5,265.4
                                                                   -----------------   ----------------   ----------------

   Retained earnings, beginning of year...........................        8,412.6            5,186.0            4,507.6
   Net (loss) earnings attributable to AXA Equitable..............       (2,162.8)           3,226.6            1,233.6
   Impact of implementing new accounting guidance,
     net of taxes.................................................           62.0                -                 44.8
   Dividends on common stock......................................            -                  -               (600.0)
                                                                   -----------------   ----------------   ----------------
   Retained earnings, end of year.................................        6,311.8            8,412.6            5,186.0
                                                                   -----------------   ----------------   ----------------

   Accumulated other comprehensive loss, beginning of year........       (2,235.6)            (267.9)            (167.3)
   Impact of implementing new accounting guidance,
     net of taxes ................................................          (62.0)               -                  -
   Other comprehensive income (loss) attributable to
     AXA Equitable................................................        1,261.9           (1,967.7)            (100.6)
                                                                   -----------------   ----------------   ----------------
   Accumulated other comprehensive loss, end of year..............       (1,035.7)          (2,235.6)            (267.9)
                                                                   -----------------   ----------------   ----------------

     TOTAL AXA EQUITABLE'S EQUITY, END OF YEAR....................       10,860.9           11,363.6           10,186.0
                                                                   -----------------   ----------------   ----------------

   Noncontrolling interest, beginning of year.....................        2,896.9            2,478.9            2,289.9
   Net earnings attributable to noncontrolling interest...........          358.9              470.0              702.9
   Other comprehensive income (loss)
     attributable to noncontrolling interest......................           66.2              (69.9)               9.8
   Issuance of AllianceBernstein Units to
     noncontrolling interest......................................           65.2               32.5               48.5
   Exercise of AB Put.............................................          135.0              495.5                -
   Dividends paid to noncontrolling interest......................         (319.4)            (562.6)            (751.6)
   Capital contributions..........................................            -                 12.8                -
   Other changes in noncontrolling interest.......................           66.7               39.7              179.4
                                                                   -----------------   ----------------   ----------------

   Noncontrolling interest, end of year...........................        3,269.5            2,896.9            2,478.9
                                                                   -----------------   ----------------   ----------------

TOTAL EQUITY, END OF YEAR......................................... $     14,130.4      $    14,260.5      $    12,664.9
                                                                   =================   ================   ================

                      AXA EQUITABLE LIFE INSURANCE COMPANY
             CONSOLIDATED STATEMENTS OF COMPREHENSIVE (LOSS) INCOME
                  YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007

                                                                         2009               2008               2007
                                                                   -----------------   ----------------   ----------------
                                                                                       (IN MILLIONS)
COMPREHENSIVE (LOSS) INCOME
Net (loss) earnings............................................... $     (1,803.9)     $     3,696.6      $     1,936.5

Other comprehensive (loss) income, net of income taxes:
Change in unrealized gains (losses), net of
   reclassification adjustment....................................        1,331.2           (1,444.3)            (168.8)
Defined benefit plans:
   Net (loss) gain arising during year............................          (65.0)            (620.4)              38.8
   Prior service cost arising during year.........................            -                  -                  1.7
   Less: reclassification adjustment for:
     Amortization of net losses included in net periodic cost.....           64.6               30.8               41.2
     Amortization of net prior service credit
       included in net periodic cost..............................           (2.7)              (3.7)              (3.6)
     Amortization of net transition asset.........................            -                  -                  (.1)
                                                                   -----------------   ----------------   ----------------
       Other comprehensive (loss) income - defined benefit plans..           (3.1)            (593.3)              78.0
                                                                   -----------------   ----------------   ----------------

Comprehensive (loss) income.......................................         (475.8)           1,659.0            1,845.7
                                                                   -----------------   ----------------   ----------------

Comprehensive income attributable to noncontrolling interest......         (425.1)            (400.1)            (712.7)
                                                                   -----------------   ----------------   ----------------
Comprehensive (Loss) Income Attributable to AXA Equitable......... $       (900.9)     $     1,258.9      $     1,133.0
                                                                   =================   ================   ================






                 See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007

                                                                       2009                2008               2007
                                                                 -----------------   -----------------  -----------------
                                                                                      (IN MILLIONS)

Net (loss) earnings...........................................   $     (1,803.9)     $     3,696.6      $      1,936.5
Adjustments to reconcile net (loss) earnings to net cash
  provided by operating activities:
  Interest credited to policyholders' account balances........          1,004.3            1,065.3             1,065.2
  Universal life and investment-type product
     policy fee income........................................         (2,918.4)          (2,951.7)           (2,741.7)
  Net change in broker-dealer and customer related
     receivables/payables.....................................         (1,353.0)             618.9                98.5
  Change in net investment income related to
     derivative instruments...................................          3,079.4           (7,302.1)              (86.6)
  Change in reinsurance recoverable with affiliate............          1,485.7           (6,351.5)                -
  Investment (gains) losses, net..............................            (53.7)             338.5                 7.2
  Change in segregated cash and securities, net...............          1,586.8             (202.6)             (360.3)
  Change in deferred policy acquisition costs.................           (860.3)           2,090.6              (620.1)
  Change in future policy benefits............................           (755.2)           2,398.0                95.4
  Change in income taxes payable..............................         (1,223.2)           1,135.0               532.9
  Change in fair value of guaranteed minimum income benefit
     reinsurance contracts....................................          2,565.9           (1,566.8)               (6.9)
  Amortization of deferred sales commissions..................             54.9               79.1                95.5
  Amortization of reinsurance cost............................            318.3               11.0                 -
  Other depreciation and amortization.........................            156.0              140.4               133.8
  Amortization of other intangible assets, net................             24.1               23.7                23.2
  Gains on disposal of discontinued operations................              -                 (6.3)               (2.8)
  Other, net..................................................            109.5             (123.4)              167.6
                                                                 -----------------   -----------------  -----------------

Net cash provided by (used in) operating activities...........          1,417.2           (6,907.3)              337.4
                                                                 -----------------   -----------------  -----------------

Cash flows from investing activities:
  Maturities and repayments of fixed maturities and
     mortgage loans on real estate............................          2,058.2            1,727.5             2,143.1
  Sales of investments........................................          6,737.3              796.2             2,356.5
  Sale of AXA Equitable Life and Annuity......................              -                 60.8                 -
  Purchases of investments....................................         (8,994.8)          (2,106.8)           (3,525.3)
  Cash settlements related to derivative instruments..........         (2,564.6)           5,337.0               (98.3)
  Change in short-term investments............................            140.3               29.3               107.0
  Decrease in loans to affiliates.............................              1.1                -                 400.0
  Increase in loans to affiliates.............................           (250.0)               -                (650.0)
  Change in capitalized software, leasehold improvements
     and EDP equipment .......................................           (120.7)            (163.1)             (205.0)
  Other, net..................................................              9.4              155.2               (91.2)
                                                                 -----------------   -----------------  -----------------

Net cash (used in) provided by investing activities...........         (2,983.8)           5,836.1               436.8
                                                                 -----------------   -----------------  -----------------

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007
                                    CONTINUED

                                                                      2009               2008               2007
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)

Cash flows from financing activities:
  Policyholders' account balances:
    Deposits..................................................   $    3,394.9       $     4,384.5      $     4,102.1
    Withdrawals from and transfers to Separate Accounts.......       (2,160.9)           (2,602.8)          (3,831.7)
  Change in short-term financings.............................          (35.8)             (497.8)             199.0
  Increase in collateralized pledged liabilities..............          126.1               568.7                -
  Increase in collateralized pledged assets...................         (632.3)                -                  -
  Proceeds from loans from affiliates.........................            -               1,000.0                -
  Capital contribution........................................          438.9                 -                  -
  Shareholder dividends paid..................................            -                   -               (600.0)
  Other, net..................................................         (175.8)             (551.4)            (592.6)
                                                                -----------------  -----------------  -----------------

Net cash provided by (used in) financing activities...........          955.1             2,301.2             (723.2)
                                                                -----------------  -----------------  -----------------

Change in cash and cash equivalents...........................         (611.5)            1,230.0               51.0
Cash and cash equivalents, beginning of year..................        2,403.2             1,173.2            1,122.2
                                                                -----------------  -----------------  -----------------

Cash and Cash Equivalents, End of Year........................   $    1,791.7       $     2,403.2      $     1,173.2
                                                                =================  =================  =================

Supplemental cash flow information:
  Interest Paid...............................................   $       16.6       $        34.4      $        52.6
                                                                =================  =================  =================
  Income Taxes Paid...........................................   $       43.8       $       257.3      $       178.1
                                                                =================  =================  =================




                 See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1)      ORGANIZATION

        AXA Equitable Life Insurance Company ("AXA Equitable," and collectively with its consolidated subsidiaries the "Company") is an indirect, wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial," and collectively with its consolidated subsidiaries, "AXA Financial Group"). AXA Financial is a wholly owned subsidiary of AXA, a French holding company for an international group of insurance and related financial services companies.

        The Company conducts operations in two business segments: the Insurance and Investment Management segments. The Company's management evaluates the performance of each of these segments independently and allocates resources based on current and future requirements of each segment.

        Insurance
        ---------

        The Insurance segment offers a variety of traditional, variable and interest-sensitive life insurance products, variable and fixed-interest annuity products, mutual funds and other investment products and asset management principally to individuals and small and medium size businesses and professional and trade associations. This segment includes Separate Accounts for individual insurance and annuity products.

        The Company's insurance business is conducted principally by AXA Equitable and, until August 1, 2008, its wholly owned life insurance subsidiary, AXA Equitable Life and Annuity Company ("AXA Life"). On August 1, 2008 AXA Equitable sold AXA Life to AXA Equitable Financial Services, LLC, a wholly-owned subsidiary of AXA Financial, for $60.8 million in cash, which approximated AXA Equitable's investment in AXA Life.

        Investment Management
        ---------------------

        The Investment Management segment is principally comprised of the investment management business of AllianceBernstein L.P., a Delaware limited partnership (together with its consolidated subsidiaries "AllianceBernstein"). AllianceBernstein provides research, diversified investment management and related services globally to a broad range of clients. Its principal services include: (a) institutional investment services, servicing institutional clients including unaffiliated corporate and public employee pension funds, endowment funds, domestic and foreign institutions and governments, and affiliates such as AXA and certain of its insurance company subsidiaries, by means of separately-managed accounts, sub-advisory relationships, structured products, collective investments trusts, mutual funds, hedge funds and other investment vehicles, (b) retail services, servicing individual clients, primarily by means of retail mutual funds sponsored by AllianceBernstein or an affiliated company, sub-advisory relationships with mutual funds sponsored by third parties, separately-managed account programs servicing private clients, sponsored by financial intermediaries worldwide, and other investment vehicles, (c) private client services, including high-net-worth individuals, trusts and estates, charitable foundations, partnerships, private and family corporations, and other entities, by means of separately-managed accounts, hedge funds, mutual funds, and other investment vehicles, and
        (d) Bernstein research services by means of independent research, portfolio strategy, and brokerage-related services, and issuers of publicly-traded securities seeking equity capital markets services. Principal subsidiaries of AllianceBernstein include: SCB Inc., formerly known as Sanford C. Bernstein, Inc. ("Bernstein"); Sanford C. Bernstein & Co. LLC ("SCB LLC"); Sanford C. Bernstein Limited ("SCBL"); and SCB Partners, Inc. ("SCB Partners"). This segment includes institutional Separate Accounts principally managed by AllianceBernstein that provide various investment options for large group pension clients, primarily defined benefit and contribution plans, through pooled or single group accounts.

        AllianceBernstein is a private partnership for Federal income tax purposes and, accordingly, is not subject to Federal and state corporate income taxes. However, AllianceBernstein is subject to a 4.0% New York City unincorporated business tax ("UBT"). Domestic corporate subsidiaries of AllianceBernstein are subject to Federal, state and local income taxes. Foreign corporate subsidiaries are generally subject to taxes in the foreign jurisdictions where they are located. The Company provides Federal and state income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are permanently invested outside the United States.

        In October 2000, AllianceBernstein acquired substantially all of the assets and liabilities of SCB Inc. (the "Bernstein Acquisition"). Following a two-year lockout period that ended October 2002, the former Bernstein shareholders were permitted to exercise the right to sell private limited partnership interests in AllianceBernstein L.P. (the "AllianceBernstein Units") that were acquired in the Bernstein Acquisition to AXA Financial or an affiliated company (the "AB Put"). In February 2007, AXA Financial purchased a tranche of 8.16 million AllianceBernstein Units pursuant to an exercise of the AB Put at a purchase price of approximately $745.7 million and recorded additional goodwill of $392.8 million and other intangible assets of $209.5 million. After this purchase, AXA Financial Group's beneficial ownership in AllianceBernstein L.P. increased by approximately 3.0% to 63.3%. Through December 31, 2008, the Company acquired 32.7 million AllianceBernstein Units pursuant to the AB Put at the aggregate market price of $1,631.1 million and recorded additional goodwill of $733.8 million and other intangible assets of $251.7 million. On January 6, 2009, AXA America Holdings Inc. ("AXA America"), the holding company for AXA Financial and an indirect wholly owned subsidiary of AXA, purchased the remaining 8.16 million AllianceBernstein Units from SCB Partners at a price of $18.349 per Unit pursuant to the final installment of the AB Put. As a result of this transaction, minority interest subject to redemption rights totaling $135.0 million were reclassified as noncontrolling interests in first quarter 2009.

        On March 30, 2009, AXA Bermuda sold 41.9 million AllianceBernstein Units to an affiliate of AXA. As a result of the sale, AXA Financial Group's consolidated economic interest in AllianceBernstein was reduced to 46.4% upon completion of this transaction. AXA Equitable's economic interest remained unchanged at 37.1%. As AXA Equitable remains the General Partner of the limited partnership, AllianceBernstein continues to be consolidated in the Company's consolidated financial statements.

        In 2009, AllianceBernstein awarded 9.8 million restricted Holding Units in connection with compensation plans for senior officers and employees and in connection with certain employee's employment and separation agreements. The restricted Holding Units had grant date fair values ranging from $16.79 to $28.38 and vest over a period ranging between two and five years. As a result, AXA Financial Group's and the Company's economic ownership of AllianceBernstein decreased to 44.8% and 35.9%, respectively. In 2009, as a result of the issuance of these restricted Holding Units, AXA Financial Group and the Company's Capital in excess of par value decreased by $92.5 million and $65.2 million, respectively, net of applicable taxes with respective increases in noncontrolling interests of $92.5 million and $65.2 million. On March 1, 2010, AllianceBernstein management announced their intention to make open-market purchases of up to 3.0 million Holding Units, from time to time and at their discretion, to help fund their incentive compensation award program's obligations.

        At December 31, 2009 and 2008, the Company's beneficial ownership in AllianceBernstein was approximately 35.9% and 37.4%, respectively. At December 31, 2009, AXA and its subsidiaries' beneficial ownership in AllianceBernstein was approximately 62.1%.


2)      SIGNIFICANT ACCOUNTING POLICIES

        Basis of Presentation and Principles of Consolidation
        -----------------------------------------------------

        The preparation of the accompanying consolidated financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates. The accompanying consolidated financial statements reflect all adjustments necessary in the opinion of management for a fair statement of the consolidated financial position of the Company and its consolidated results of operations and cash flows for the periods presented.

        The accompanying consolidated financial statements include the accounts of AXA Equitable and its subsidiary engaged in insurance related businesses (collectively, the "Insurance Group"); other subsidiaries, principally AllianceBernstein; and those investment companies, partnerships and joint ventures in which AXA Equitable or its subsidiaries has control and a majority economic interest as well as those variable interest entities ("VIEs") that meet the requirements for consolidation.

        At December 31, 2009 and 2008, respectively, the Insurance Group's General Account held $1.0 million and $1.8 million of investment assets issued by VIEs and determined to be significant variable interests under Financial Accounting Standards Board ("FASB") guidance Consolidation of Variable Interest Entities - Revised. At December 31, 2009 and 2008, respectively, as reported in the consolidated balance sheet, these investments included zero and $0.8 million of fixed maturities (collateralized debt and loan obligations) and $1.0 million and $1.0 million of other equity investments (principally investment limited partnership interests) and are subject to ongoing review for impairment in value. These VIEs do not require consolidation because management has determined that the Insurance Group is not the primary beneficiary. These variable interests at December 31, 2009 represent the Insurance Group's maximum exposure to loss from its direct involvement with the VIEs. The Insurance Group has no further economic interest in these VIEs in the form of related guarantees, commitments, derivatives, credit enhancements or similar instruments and obligations.

        Management of AllianceBernstein reviews quarterly its investment management agreements and its investments in, and other financial arrangements with, certain entities that hold client assets under management ("AUM") to determine the entities that AllianceBernstein is required to consolidate under this guidance. These entities include certain mutual fund products, hedge funds, structured products, group trusts, collective investment trusts and limited partnerships.

        AllianceBernstein earned investment management fees on client AUM of these entities but derived no other benefit from those assets and cannot utilize those assets in its operations.

        At December 31, 2009, AllianceBernstein had significant variable interests in certain other structured products and hedge funds with approximately $60.3 million in client assets under management. However, these VIEs do not require consolidation because management has determined that AllianceBernstein is not the primary beneficiary of the expected losses or expected residual returns of these entities. AllianceBernstein's maximum exposure to loss in these entities is limited to its investments of $0.1 million in and prospective investment management fees earned from these entities.

        All significant intercompany transactions and balances have been eliminated in consolidation. The years "2009," "2008" and "2007" refer to the years ended December 31, 2009, 2008 and 2007, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform those periods to the current presentation.

        Accounting Changes
        ------------------

        Effective January 1, 2009, the Company adopted the new guidance for presentation of noncontrolling interests in consolidated financial statements and was required to retrospectively conform all prior periods presented to:
           o recharacterize minority interests, previously classified within liabilities, as noncontrolling interests reported as a component of consolidated equity on the balance sheet, and to
           o include total income in net income, with separate disclosure on the face of the consolidated income statement of the attribution of income between controlling and noncontrolling interests.

        As a result, total equity at December 31, 2008 increased by $2,896.9 million, representing noncontrolling interest, and total liabilities at December 31, 2008 decreased by $2,896.9 million as a result of the elimination of minority interest. Additionally, for the year 2008 and 2007 respectively, (loss) earnings from continuing operations, net of income taxes increased by $470.0 million and $702.9 million and net earnings attributable to the noncontrolling interest increased by $470.0 million and $702.9 million.

        On a prospective basis, beginning January 1, 2009, this guidance required that increases and decreases in noncontrolling interests be accounted for as equity transactions with any difference between proceeds of a purchase or issuance of noncontrolling interests recognized as a change to the controlling entity's equity instead of current period gains/losses in the consolidated income statement. Only when the controlling entity loses control and deconsolidates a subsidiary will a gain or loss be recognized. The Emerging Issues Task Force ("EITF") subsequently issued related guidance to clarify that insurers would not be required to include majority owned investments when the ownership is through a Separate Account in the insurance company's evaluation of whether to consolidated such investments. This consensus is expected to be considered for finalization during the March 2010 EITF meeting.

        Effective January 1, 2009, the Company adopted new guidance for business combinations to be applied prospectively for all future acquisitions. While retaining the requirement to use purchase accounting for all business combinations, this guidance's new rules include the following:
          o The acquirer will recognize 100% of the fair values of acquired assets and assumed liabilities (with few exceptions) upon initially obtaining control of the target company, and any noncontrolling interest;
          o Contingent consideration will be included in the purchase price consideration on a fair value basis while transaction costs will be expensed as incurred; and
          o Costs expected to be incurred to effect a restructuring plan will be recognized as post-combination expenses.

        Beginning second quarter 2009, the Company implemented the new guidance that modified the recognition guidance for other-than-temporary impairments ("OTTI") of debt securities to make it more operational and expanded the presentation and disclosure of OTTI on debt and equity securities in the financial statements. For Available for Sale ("AFS") debt securities in an unrealized loss position, the total fair value loss is to be recognized in earnings as an OTTI if management intends to sell the debt security or more-likely-than-not will be required to sell the debt security before its anticipated recovery. If these criteria are not met, both qualitative and quantitative assessments are required to evaluate the security's collectability and determine whether an OTTI is considered to have occurred.

        The guidance required only the credit loss component of any resulting OTTI to be recognized in earnings, as measured by the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security, while the remainder of the fair value loss is recognized in other comprehensive income ("OCI"). In periods subsequent to the recognition of an OTTI, the debt security is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis reduced by the amount of the OTTI recognized in earnings.

        As required by the transition provisions of this guidance, at April 1, 2009, a cumulative effect adjustment was calculated for all AFS debt securities held for which an OTTI previously was recognized and for which there was no intention or likely requirement to sell the security before recovery of its amortized cost. This resulted in an increase to Retained earnings of $62.0 million at that date with a corresponding decrease to Accumulated other comprehensive income ("AOCI") to reclassify the noncredit portion of these previously recognized OTTI amounts. In addition, at April 1, 2009, the amortized cost basis of the AFS debt securities impacted by the reclassification adjustment was increased by $115.5 equal to the amount of the cumulative effect adjustment, pre-DAC and tax. The fair value of AFS debt securities at April 1, 2009 was unchanged as a result of the implementation of this guidance.

        (Loss) earnings from continuing operations, net of income taxes, and Net
        (loss) earnings attributable to AXA Equitable for 2009 reflected increases of $5.9 million, from recognition in OCI of the noncredit portions of OTTI subsequent to initial implementation of this guidance at April 1, 2009. The consolidated financial statements have been modified to separately present the total OTTI recognized in Investment (losses) gains, net, with an offset for the amount of noncredit OTTI recognized in OCI, on the face of the consolidated statements of earnings, and to present the OTTI recognized in AOCI on the face of the consolidated statements of equity and comprehensive income for all periods subsequent to implementation of this guidance. In addition, Note 3 has been expanded to include new disclosures about OTTI for debt securities regarding expected cash flows, and credit losses, including the methodologies and significant inputs used to determine those amounts.

        Effective April 1, 2009, the Company implemented additional guidance related to fair value measurements and disclosures when the volume and level of market activity for the asset or liability have significantly decreased in relation to normal market activity. This modification retains the "exit price" objective of fair value measurement and provides specific factors to consider for distinguishing distressed or forced transactions not determinative of fair value from orderly transactions between market participants under prevailing market conditions. Beginning in fourth quarter 2008, the Company concluded under previous guidance, that markets for certain commercial mortgage-backed securities ("CMBS") were inactive and, consequently, changed its methodology for measuring the fair value of the CMBS to minimize reliance on market trading activity and the pricing of isolated transactions. Implementation of the revised guidance did not have an impact on the Company's consolidated results of operations or financial position. At December 31, 2009 and 2008, the fair value of the Company's CMBS portfolio was $1,489.8 million and $1,674.7 million, respectively.

        Effective December 31, 2009, the Company implemented the FASB's amended guidance on Employers' Disclosures about Pension and Other Postretirement Benefits which required additional disclosures about plan assets, including more granular disclosure of asset classes, investment strategies and allocations, and measurements of fair value.

        Effective January 1, 2008, the Company implemented new guidance which established a single authoritative definition of fair value, set out a framework for measuring fair value, and required additional disclosures about fair value measurements. It applies only to fair value measurements that were already required or permitted under U.S. GAAP, except for measurements of share-based payments and measurements that are similar to, but not intended to be, fair value. Fair value is the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Company's implementation of this guidance at January 1, 2008 required only a remeasurement of the fair value of the Guaranteed Minimum Income Benefit ("GMIB") reinsurance asset, resulting in an increase in net income of $68.8 million, related to an increase in the fair value of the GMIB reinsurance asset of $210.6 million, offset by increased DAC amortization of $104.7 million and increased Federal income taxes of $37.1 million. This increase in the GMIB reinsurance asset's fair value was due primarily to updates to the capital markets assumptions and risk margins, reflective of market participant assumptions required by the exit value model of this guidance.

        Effective January 1, 2008, new guidance permitted entities to elect to measure existing eligible financial assets and liabilities at fair value under the "fair value option." The objective was to provide entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. Management elected not to adopt the fair value option.

        On February 12, 2008, the FASB deferred the effective date of the fair value framework for one year for all non-financial assets and non-financial liabilities, including goodwill and other intangible assets, except for those items that are recognized or disclosed at fair value on a recurring basis (at least annually). This deferral delayed the application of this guidance to the Company's annual impairment testing of goodwill and other intangible assets until December 31, 2009. The adoption of this guidance did not have a significant impact on the methodologies, assumptions, or inputs used by the Company to measure fair value for these impairment assessments.

        Effective December 31, 2008, the Company adopted the new guidance for beneficial interests in securitized financial assets. This guidance conformed the other-than-temporary impairment assessment for interests in securitized financial assets to the model applicable to all other debt securities by permitting reasonable management judgment of the probability to collect all projected cash flows. Debt securities with amortized cost and fair values of approximately $1,631.1 million and $1,154.9 million, respectively at December 31, 2009 and $1,616.8 million and $1,156.3, respectively at December 31, 2008 were subject to this amendment. Adoption of this guidance had no impact on the Company's consolidated results of operations or financial position.

        On January 1, 2007, the Company adopted new guidance for accounting by insurance enterprises for deferred acquisition costs in connection with modifications or exchanges of insurance contracts. This guidance requires identification of transactions that result in a substantial change in an insurance contract. Transactions subject to review include internal contract exchanges, contract modifications via amendment, rider or endorsement and elections of benefits, features or rights contained within the contract. If determined that a substantial change has occurred, the related deferred policy acquisition costs ("DAC") and other related balances must be written off. The adoption of this guidance did not have a material impact on AXA Financial Group's consolidated results of operations or financial position.

        New Accounting Pronouncements
        -----------------------------

        On June 12, 2009, the FASB issued new guidance that eliminates the concept of qualifying special-purpose entities ("QSPEs") and their exemption from consolidation in the financial statements of a transferor of financial assets. In addition, the new guidance modifies and clarifies the conditions for derecognition of transferred financial assets, including partial transfers and subsequent measurement of retained interests. Enhanced disclosure also is required about financial asset transfers and any continuing involvement of the transferor. For calendar-year consolidated financial statements, such as those of the Company, this new guidance is effective for interim and annual reporting periods beginning January 1, 2010. Management does not expect the implementation will have a material effect on the Company's consolidated financial statements.

        Also issued by the FASB on June 12, 2009 was new guidance that modifies the approach and increases the frequency for assessing whether a VIE must be consolidated and requires additional disclosures about an entity's involvement with VIEs. The guidance removes the quantitative-based risks-and-rewards calculation for identifying the primary beneficiary and, instead, requires a variable-interest holder to qualitatively assess whether it has a controlling financial interest in a VIE, without consideration of kick-out and participating rights unless unilaterally held. Continuous reassessments of whether an enterprise is the primary beneficiary of a VIE are required. For calendar-year consolidated financial statements, such as the Company, this new guidance is effective for interim and annual reporting periods beginning January 1, 2010; earlier application is prohibited. At the date of initial adoption, all existing consolidation conclusions are required to be recalculated under the new guidance, resulting in the reassessment of certain VIEs in which AllianceBernstein has a minimal financial ownership interest for potential consolidated presentation in the Company's consolidated financial statements, with corresponding offsets to noncontrolling interest. However, on December 4, 2009, in response to concerns raised by the asset management industry, the FASB issued an amendment deferring the effective date of this guidance as would be applied to certain investment funds and for which many of Alliance Bernstein's VIEs likely will be eligible. Management is currently evaluating the impact this new guidance may have on the Company. The adoption of this guidance may require that a significant amount of assets, liabilities, revenues and expenses of certain VIEs in which the Company has a minimal financial ownership interest be included in its consolidated financial statements, with corresponding offsets to noncontrolling interest.

        Closed Block
        ------------

        As a result of demutualization, the Closed Block was established in 1992 for the benefit of certain individual participating policies that were in force on that date. Assets, liabilities and earnings of the Closed Block are specifically identified to support its participating policyholders.

        Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of AXA Equitable. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of AXA Equitable's General Account, any of its Separate Accounts or any affiliate of AXA Equitable without the approval of the Superintendent of The New York State Insurance Department (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account.

        The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in accumulated other comprehensive income) represents the expected maximum future post-tax earnings from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. As of January 1, 2001, the Company has developed an actuarial calculation of the expected timing of the Closed Block earnings.

        If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

        Many expenses related to Closed Block operations, including amortization of DAC, are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

        Investments
        -----------

        The carrying values of fixed maturities classified as available for sale are reported at fair value. Changes in fair value are reported in comprehensive income. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary which are recognized in Investment (losses) gains, net. The redeemable preferred stock investments that are reported in fixed maturities include real estate investment trusts ("REIT"), perpetual preferred stock, and redeemable preferred stock. These securities may not have a stated maturity, may not be cumulative and do not provide for mandatory redemption by the issuer.

        The Company determines the fair value of fixed maturities and equity securities based upon quoted prices in active markets, when available, or through the use of alternative approaches when market quotes are not readily accessible or available. These alternative approaches include matrix or model pricing and use of independent pricing services, each supported by reference to principal market trades or other observable market assumptions for similar securities. More specifically, the matrix pricing approach to fair value is a discounted cash flow methodology that incorporates market interest rates commensurate with the credit quality and duration of the investment.

        The Company's management, with the assistance of its investment advisors, monitors the investment performance of its portfolio and reviews AFS securities with unrealized losses for OTTI. Integral to this review is an assessment made each quarter, on a security-by-security basis, by the Company's Investments Under Surveillance Committee, of various indicators of credit deterioration to determine whether the investment security is expected to recover. This assessment includes, but is not limited to, consideration of the duration and severity of the unrealized loss, failure, if any, of the issuer of the security to make scheduled payments, actions taken by rating agencies, adverse conditions specifically related to the security or sector, the financial strength, liquidity, and continued viability of the issuer and, for equity securities only, the intent and ability to hold the investment until recovery, and results in identification of specific securities for which OTTI is recognized.

        If there is no intent to sell or likely requirement to dispose of the fixed maturity security before its recovery, only the credit loss component of any resulting OTTI is recognized in earnings and the remainder of the fair value loss is recognized in OCI. The amount of credit loss is the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security. The present value is calculated by discounting management's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. Projections of future cash flows are based on assumptions regarding probability of default and estimates regarding the amount and timing of recoveries. These assumptions and estimates require use of management judgment and consider internal credit analyses as well as market observable data relevant to the collectability of the security. For mortgage and asset-backed securities, projected future cash flows also include assumptions regarding prepayments and underlying collateral value.

        Mortgage loans on real estate are reported at their unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

        Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

        Mortgage loans on real estate are placed on nonaccrual status once management believes the collection of accrued interest is doubtful. Once mortgage loans on real estate are classified as nonaccrual loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan on real estate has been restructured to where the collection of interest is considered likely.

        Real estate held for the production of income, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in Investment (losses) gains, net.

        Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

        Policy loans are stated at unpaid principal balances.

        Partnerships, investment companies and joint venture interests that the Company has control of and has a majority economic interest in (that is, greater than 50% of the economic return generated by the entity) or those that meet the requirements for consolidation under accounting guidance for consolidation of VIEs, are consolidated. Those that the Company does not have control of and does not have a majority economic interest in and those that do not meet the VIE requirements for consolidation are reported on the equity basis of accounting and are reported either with equity real estate or other equity investments, as appropriate. The Company records its interests in certain of these partnerships on a one quarter lag.

        Equity securities, which include common stock, and non-redeemable preferred stock classified as available for sale securities, are carried at fair value and are included in other equity investments with changes in fair value reported in comprehensive income (loss).

        Trading securities, which include equity securities and fixed maturities, are carried at fair value based on quoted market prices, with unrealized gains and losses reported in Net earnings.

        Corporate owned life insurance ("COLI") is purchased by the Company on the lives of certain key employees; certain subsidiaries of the Company are named as beneficiaries under these policies. COLI is carried at the cash surrender value of the policies. At December 31, 2009 and 2008, the carrying value of COLI was $720.2 million and $687.3 million, respectively, and is reported in Other invested assets in the consolidated balance sheets.

        Short-term investments are reported at amortized cost that approximates fair value and are included with other invested assets.

        Cash and cash equivalents includes cash on hand, demand deposits, money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less. Due to the short-term nature of these investments, the recorded value is deemed to approximate fair value.

        All securities owned, including United States government and agency securities, mortgage-backed securities and futures and forwards transactions, are reported in the consolidated financial statements on a trade date basis.

        Derivatives
        -----------

        The Company has issued and continues to offer certain variable annuity products with Guaranteed Minimum Death Benefit ("GMDB"), GMIB and Guaranteed Withdrawal Benefit For Life ("GWBL") features. The risk associated with the GMDB feature is that under-performance of the financial markets could result in GMDB benefits, in the event of death, being higher than what accumulated policyholder account balances would support. The risk associated with the GMIB/GWBL feature is that under-performance of the financial markets could result in GMIB/GWBL benefits, in the event of elections, being higher than what accumulated policyholders account balances would support. The Company uses derivatives for asset/liability risk management primarily to reduce exposures to equity market declines and interest rate fluctuations. Derivative hedging strategies are designed to reduce these risks from an economic perspective while also considering their impacts on accounting results. Operation of these hedging programs is based on models involving numerous estimates and assumptions, including, among others, mortality, lapse, surrender and withdrawal rates, election rates, market volatility and interest rates.

        A wide range of derivative contracts are used in these hedging programs, including exchange traded equity and interest rate futures contracts, total return and/or other equity swaps, interest rate swap and floor contracts and swaptions. For both GMDB and GMIB, the Company retains basis and most volatility risk and risk associated with actual versus expected assumptions for mortality, lapse, surrender, withdrawal and contractholder election rates, among other things. The derivative contracts are managed to correlate with changes in the value of the GMDB and GMIB feature that result from financial markets movements. In addition, the Company has purchased reinsurance contracts to mitigate the risks associated with the impact of potential market fluctuations on future policyholder elections of GMIB features contained in certain annuity contracts issued by the Company.

        Reinsurance contracts covering GMIB exposure, as well as the GWBL features are considered derivatives for accounting purposes and, therefore, must be reported in the balance sheet at their fair value. GMIB reinsurance and GWBL features' fair values are reported in the consolidated balance sheets in Other assets and Future policy benefits and other policyholders liabilities, respectively. None of the derivatives used in these programs were designated as qualifying hedges under the guidance for derivatives and hedging. All gains (losses) on derivatives are reported in Net investment income in the consolidated statements of earnings except those resulting from changes in the fair values of the embedded derivatives: the GWBL features are reported in Policyholder's benefits, and the GMIB reinsurance contracts are reported on a separate line in the consolidated statement of earnings, respectively.

        In addition to its hedging program that seeks to mitigate economic exposures specifically related to variable annuity contracts with GMDB, GMIB, and GWBL features, beginning in fourth quarter 2008 and continuing in 2009, the Company implemented hedging programs to provide additional protection against the adverse effects of equity market and interest rate declines on its statutory liabilities.

        Margins (or "spreads") on interest-sensitive life insurance and annuity contracts are affected by interest rate fluctuations as the yield on portfolio investments, primarily fixed maturities, are intended to support required payments under these contracts, including interest rates credited to their policy and contract holders. The Company currently uses interest rate floors to reduce the risk associated with minimum crediting rate guarantees on these interest-sensitive contracts.

        The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. The Company controls and minimizes its counterparty exposure through a credit appraisal and approval process. In addition, the Company has executed various collateral arrangements with counterparties to over-the-counter derivative transactions that require both pledging and accepting collateral either in the form of cash or high-quality securities, such as Treasuries or those issued by government agencies. At December 31, 2009, the Company held $694.7 million in cash collateral delivered by trade counterparties, representing the fair value of the related derivative agreements. This unrestricted cash collateral is reported in Cash and cash equivalents, and the obligation to return it is reported in Other liabilities in the consolidated balance sheets.

        At December 31, 2009, the Company had open exchange-traded futures positions on the S&P 500, Russell 1000, NASDAQ 100 and Emerging Market indices, having initial margin requirements of $266.4 million. At December 31, 2009, the Company had open exchange-traded futures positions on the 10-year and 30-year U.S. Treasury Note, having initial margin requirements of $59.5 million. At that same date, the Company had open exchange-trade future positions on the Euro Stoxx, FTSE 100, European, Australasia, Far East ("EAFE") and Topix indices as well as corresponding currency futures on the Euro/U.S. dollar, Yen/U.S. dollar and Pound/U.S. dollar, having initial margin requirements of $2.0 million. All exchange-traded futures contracts are net cash settled daily. All outstanding equity-based and treasury futures contracts at December 31, 2009 are exchange-traded and net settled daily in cash.

        Although notional amount is the most commonly used measure of volume in the derivatives market, it is not used as a measure of credit risk. Generally, the current credit exposure of the Company's derivative contracts is limited to the net positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes. A derivative with positive value (a derivative asset) indicates existence of credit risk because the counterparty would owe money to the Company if the contract were closed. Alternatively, a derivative contract with negative value (a derivative liability) indicates the Company would owe money to the counterparty if the contract were closed. However, generally if there is more than one derivative transaction with a single counterparty, a master netting arrangement exists with respect to derivative transactions with that counterparty to provide for net settlement.

        Certain of the Company's standardized contracts for over-the-counter derivative transactions ("ISDA Master Agreements") contain credit risk related contingent provisions related to its credit rating. In some ISDA Master Agreements, if the credit rating falls below a specified threshold, either a default or a termination event permitting the counterparty to terminate the ISDA Master Agreement would be triggered. In all agreements that provide for collateralization, various levels of collateralization of net liability positions are applicable, depending upon the credit rating of the counterparty. The aggregate fair value of all collateralized derivative transactions that were in a liability position at December 31, 2009, was $598.3 million, for which the Company had posted collateral of $632.3 million in the normal operation of its collateral arrangements. If the investment grade related contingent features had been triggered on December 31, 2009, the Company would not have been required to post any additional collateral to its counterparties.

        Net Investment (Loss) Income, Investment (Losses) Gains, Net and Unrealized Investment Gains (Losses)
        ----------------------------------------------------------------

        Net investment income and realized investment (losses) gains, net (together, "investment results") related to certain participating group annuity contracts which are passed through to the contractholders are offset by amounts reflected as interest credited to policyholders' account balances.

        Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in Investment (losses) gains, net.

        Realized and unrealized holding gains (losses) on trading securities are reflected in Net investment income.

        Unrealized investment gains (losses) on fixed maturities and equity securities available for sale held by the Company are accounted for as a separate component of accumulated comprehensive income, net of related deferred income taxes, amounts attributable to certain pension operations, Closed Block's policyholders dividend obligation, DAC related to universal life policies, investment-type products and participating traditional life policies.

        Fair Value of Other Financial Instruments
        -----------------------------------------

        Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The accounting guidance established a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

          Level 1 Quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
          Level 2 Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.
          Level 3 Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

        At December 31, 2009, investments classified as Level 1 comprise approximately 74.0% of invested assets measured at fair value on a recurring basis and primarily include redeemable preferred stock, cash and cash equivalents and Separate Accounts assets. Fair value measurements classified as Level 1 include exchange-traded prices of fixed maturities, equity securities and derivative contracts, and net asset values for transacting subscriptions and redemptions of mutual fund shares held by Separate Accounts. Cash equivalents classified as Level 1 include money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less, and are carried at cost as a proxy for fair value measurement due to their short-term nature.

        At December 31, 2009, investments classified as Level 2 comprise approximately 23.5% of invested assets measured at fair value on a recurring basis and primarily include U.S. government and agency securities and certain corporate debt securities, such as private fixed maturities. As market quotes generally are not readily available or accessible for these securities, their fair value measures are determined utilizing relevant information generated by market transactions involving comparable securities and often are based on model pricing techniques that effectively discount prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. These valuation methodologies have been studied and evaluated by the Company and the resulting prices determined to be representative of exit values. Segregated securities classified as Level 2 are U.S. Treasury Bills segregated by AllianceBernstein in a special reserve bank custody account for the exclusive benefit of brokerage customers, as required by Rule 15c3-3 of the Exchange Act and for which fair values are based on quoted yields in secondary markets.

        Observable inputs generally used to measure the fair value of securities classified as Level 2 include benchmark yields, reported secondary trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data. Additional observable inputs are used when available, and as may be appropriate, for certain security types, such as prepayment, default, and collateral information for the purpose of measuring the fair value of mortgage- and asset-backed securities. At December 31, 2009, approximately $1,907.7 million of AAA-rated mortgage- and asset-backed securities are classified as Level 2, including commercial mortgage obligations, for which the observability of market inputs to their pricing models is supported by sufficient, albeit more recently contracted, market activity in these sectors.

        As disclosed in Note 3, the net fair value of freestanding derivative positions is approximately $168.8 million at December 31, 2009, or approximately 11.4% of Other invested assets measured at fair value on a recurring basis. The majority of these derivative contracts is traded in the over-the-counter ("OTC") derivative market and is classified in Level 2. The fair values of derivative assets and liabilities traded in the OTC market are determined using quantitative models that require use of the contractual terms of the derivative instruments and multiple market inputs, including interest rates, prices, and indices to generate continuous yield or pricing curves and volatility factors, which then are applied to value the positions. The predominance of market inputs is actively quoted and can be validated through external sources or reliably interpolated if less observable.

        The credit risk of the counterparty and of the Company are considered in determining the fair values of all OTC derivative asset and liability positions, respectively, after taking into account the effects of master netting agreements and collateral arrangements. Each reporting period, the Company values its derivative positions using the standard swap curve and evaluates whether to adjust the embedded credit spread to reflect changes in counterparty or its own credit standing. As a result, the Company reduced the fair value of its OTC derivative asset exposures by $2.2 million at December 31, 2009 to recognize incremental counterparty non-performance risk. The unadjusted swap curve was determined to be reflective of the non-performance risk of the Company for purpose of determining the fair value of its OTC liability positions at June 30, 2009.

        At December 31, 2009, investments classified as Level 3 comprise approximately 2.5% of invested assets measured at fair value on a recurring basis and primarily include corporate debt securities, such as private fixed maturities. Determinations to classify fair value measures within Level 3 of the valuation hierarchy generally are based upon the significance of the unobservable factors to the overall fair value measurement. Included in the Level 3 classification at December 31, 2009 were approximately $365.2 million of fixed maturities with indicative pricing obtained from brokers that otherwise could not be corroborated to market observable data. The Company applies various due-diligence procedures, as considered appropriate, to validate these non-binding broker quotes for reasonableness, based on its understanding of the markets, including use of internally-developed assumptions about inputs a market participant would use to price the security. In addition, approximately $1,706.9 million of mortgage- and asset-backed securities, including CMBS, are classified as Level 3 at December 31, 2009. Prior to fourth quarter 2008, pricing of the CMBS was sourced from a third-party service, whose process placed significant reliance on market trading activity. Beginning in fourth quarter 2008, the lack of sufficient observable trading data made it difficult, at best, to validate prices of CMBS below the senior AAA tranche. Consequently, the Company instead applied a risk-adjusted present value technique to the projected cash flows of these securities, as adjusted for origination year, default metrics, and level of subordination, with the objective of maximizing observable inputs, and weighted the result with a 10% attribution to pricing sourced from the third party service. At December 31, 2009, the company continued to apply this methodology to measure the fair value of CMBS below the senior AAA tranche, having demonstrated ongoing insufficient frequency and volume of observable trading activity in these securities.

        Level 3 also includes the GMIB reinsurance asset and the GWBL features' liability, which are accounted for as derivative contracts. The GMIB reinsurance asset's fair value reflects the present value of reinsurance premiums and recoveries and risk margins over a range of market consistent economic scenarios while the GWBL related liability reflects the present value of expected future payments (benefits) less fees, adjusted for risk margins, attributable to the GWBL feature over a range of market-consistent economic scenarios. The valuations of both the GMIB asset and GWBL features' liability incorporate significant non-observable assumptions related to policyholder behavior, risk margins and projections of equity Separate Account funds consistent with the S&P 500 Index. Using methodology similar to that described for measuring non-performance risk of OTC derivative exposures, incremental adjustment is made to the resulting fair values of the GMIB asset to reflect changes in the claims-paying ratings of counterparties to the reinsurance treaties and of AXA Equitable, respectively. After giving consideration to collateral arrangements, the Company reduced the fair value of its GMIB asset by $44.8 million at December 31, 2009 to recognize incremental counterparty non-performance risk. The unadjusted swap curve was determined to be reflective of the AA quality claims-paying rating of AXA Equitable, therefore, no incremental adjustment was made for non-performance risk for purpose of determining the fair value of the GWBL features' liability embedded derivative at December 31, 2009.

        The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are measured using present value or other valuation techniques. The fair value determinations are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such adjustments do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair values cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

        Fair value measurements are required on a non-recurring basis for certain assets, including goodwill, mortgage loans on real estate, equity real estate held for production of income, and equity real estate held for sale, only when an other-than-temporary impairment or other event occurs. When such fair value measurements are recorded, they must be classified and disclosed within the fair value hierarchy. In 2009 and 2008, no assets were measured at fair value on a non-recurring basis.

        Certain financial instruments are excluded from fair value disclosures, particularly insurance liabilities other than financial guarantees and investment contracts. Fair market values of off-balance-sheet financial instruments of the Insurance Group were not material at December 31, 2009 and 2008.

        Fair values for mortgage loans on real estate are measured by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the fair value of the underlying collateral if lower.

        Other limited partnership interests and other equity investments, including interests in investment companies, are accounted for under the equity method.

        The fair values for the Company's association plan contracts, supplementary contracts not involving life contingencies ("SCNILC"), deferred annuities and certain annuities, which are included in Policyholders' account balances, and guaranteed interest contracts are estimated using projected cash flows discounted at rates reflecting current market rates.

        Fair values for long-term debt are determined using published market values, when available, or contractual cash flows discounted at market interest rates. The fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate that takes into account the level of current market interest rates and collateral risk. The fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's fair value of short-term borrowings approximates its carrying value. The fair values of the Company's borrowing and lending arrangements with AXA affiliated entities are determined in the same manner as herein described for such transactions with third-parties.

        Recognition of Insurance Income and Related Expenses
        ----------------------------------------------------

        Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of fees assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

        Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized in income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

        For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as revenue when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

        Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

        DAC
        ---

        Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, including commissions, underwriting, agency and policy issue expenses, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

        For universal life and investment-type products, DAC is amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Account fees, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. When estimated gross profits are expected to be negative for multiple years of a contract's total life, DAC is amortized using the present value of estimated assessments. The effect on the amortization of DAC of revisions to estimated gross profits or assessments is reflected in earnings in the period such estimated gross profits or assessments are revised. A decrease in expected gross profits or assessments would accelerate DAC amortization. Conversely, an increase in expected gross profits or assessments would slow DAC amortization. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated equity as of the balance sheet date.

        A significant assumption in the amortization of DAC on variable and interest-sensitive life insurance and variable annuities relates to projected future Separate Account performance. Management sets estimated future gross profit or assessment assumptions related to Separate Account performance using a long-term view of expected average market returns by applying a reversion to the mean approach. In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance and subject to assessment of the reasonableness of resulting estimates of future return assumptions. For purposes of making this reasonableness assessment, management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. At December 31, 2009, the average gross short-term and long-term annual return estimate is 9.0% (6.9% net of product weighted average Separate Account fees), and the gross maximum and minimum annual rate of return limitations are 15.0% (12.9% net of product weighted average Separate Account fees) and 0% ((2.1%) net of product weighted average Separate Account fees), respectively. The maximum duration over which these rate limitations may be applied is 5 years. This approach will continue to be applied in future periods. If actual market returns continue at levels that would result in assuming future market returns of 15.0% for more than 5 years in order to reach the average gross long-term return estimate, the application of the 5 year maximum duration limitation would result in an acceleration of DAC amortization. Conversely, actual market returns resulting in assumed future market returns of 0.0% for more than 5 years would result in a required deceleration of DAC amortization. As of December 31, 2009, current projections of future average gross market returns assume a 0% annualized return for the next five quarters, which is within the maximum and minimum limitations, and assume a reversion to the mean of 9% after eight quarters.

        At the end of each accounting period, the present value of estimated gross profits or assessments is updated based on historical and anticipated future experience. Due primarily to the significant reduction in Separate Accounts balances during 2008 and a change in the estimate of average gross short-term annual return on Separate Account balances to 9.0%, future estimated gross profits for certain issue years for the Accumulator(R) products were expected to be negative as the increases in the fair values of derivatives used to hedge certain risks related to these products are recognized in current earnings while the related reserves do not fully and immediately reflect the impact of equity and interest market fluctuations. As required under U.S. GAAP, for those issue years with future estimated negative gross profits, the DAC amortization method was permanently changed in fourth quarter 2008 from one based on estimated gross profits to one based on estimated account balances for the Accumulator(R) products, subject to loss recognition test.

        In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated quarterly to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC amortization. Generally, life mortality experience has been improving in recent years.

        Other significant assumptions underlying gross profit estimates relate to contract persistency and General Account investment spread.

        For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2009, the average rate of assumed investment yields, excluding policy loans, was 6.23% grading to 5.5% over 10 years. Estimated gross margin includes anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the accumulated amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated equity as of the balance sheet date.

        For non-participating traditional life policies, DAC is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy.

        Contractholder Bonus Interest Credits
        -------------------------------------

        Contractholder bonus interest credits are offered on certain deferred annuity products in the form of either immediate bonus interest credited or enhanced interest crediting rates for a period of time. The interest crediting expense associated with these contractholder bonus interest credits is deferred and amortized over the lives of the underlying contracts in a manner consistent with the amortization of DAC. Unamortized balances are included in Other assets.

        Policyholders' Account Balances and Future Policy Benefits
        ----------------------------------------------------------

        Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

        AXA Equitable issues certain variable annuity products with GMDB and GWBL features and Guaranteed Minimum Accumulation Benefits ("GMAB"). AXA Equitable also issues certain variable annuity products that contain a GMIB feature which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a guaranteed minimum income benefit base. Reserves for GMDB and GMIB obligations are calculated on the basis of actuarial assumptions related to projected benefits and related contract charges generally over the lives of the contracts using assumptions consistent with those used in estimating gross profits for purposes of amortizing DAC. The determination of this estimated liability is based on models that involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender and withdrawal rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates. Assumptions regarding Separate Account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a reversion to the mean approach, consistent with that used for DAC amortization. There can be no assurance that ultimate actual experience will not differ from management's estimates.

        For reinsurance contracts other than those covering GMIB exposure, reinsurance recoverable balances are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

        Deferred cost of reinsurance associated with the reinsurance of GMDB and GMIB riders is amortized over the life of the underlying annuity contracts based on assessments.

        For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

        For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience that, together with interest and expense assumptions, includes a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 10.90% for life insurance liabilities and from 2.25% to 9.98% for annuity liabilities.

        Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its disability income ("DI") reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

        Policyholders' Dividends
        ------------------------

        The amount of policyholders' dividends to be paid (including dividends on policies included in the Closed Block) is determined annually by AXA Equitable's board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by AXA Equitable.

        At December 31, 2009, participating policies, including those in the Closed Block, represent approximately 8.4% ($25.9 billion) of directly written life insurance in-force, net of amounts ceded.

        Separate Accounts
        -----------------

        Generally, Separate Accounts established under New York State Insurance Law are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed Separate Accounts liabilities. Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk. Separate Accounts' assets and liabilities are shown on separate lines in the consolidated balance sheets. Assets held in Separate Accounts are reported at quoted market values or, where quoted values are not readily available or accessible for these securities, their fair value measures most often are determined through the use of model pricing that effectively discounts prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. The assets and liabilities of three Separate Accounts are presented and accounted for as General Account assets and liabilities due to the fact that not all of the investment performance in those Separate Accounts is passed through to policyholders. Investment assets in these Separate Accounts principally consist of fixed maturities that are classified as available for sale in the accompanying consolidated financial statements.

        The investment results of Separate Accounts, including unrealized (losses) gains, on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities and are not reported in revenues in the consolidated statements of earnings. For 2009, 2008 and 2007, investment results of such Separate Accounts were gains (losses) of $15,464.7 million, $(33,912.8) million and $5,347.4 million, respectively.

        Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all policies including those funded by Separate Accounts are included in revenues.

        The Company reports the General Account's interests in Separate Accounts as Trading securities in the consolidated balance sheets.

        Recognition of Investment Management Revenues and Related Expenses
        ------------------------------------------------------------------

        Commissions, fees and other income principally include the Investment Management segment's investment advisory and service fees, distribution revenues and institutional research services revenue. Investment advisory and service base fees, generally calculated as a percentage, referred to as basis points ("BPs"), of assets under management, are recorded as revenue as the related services are performed; they include brokerage transactions charges received by SCB LLC for certain retail, private client and institutional investment client transactions. Certain investment advisory contracts, including those with hedge funds, provide for a performance-based fee, in addition to or in lieu of a base fee that is calculated as either a percentage of absolute investment results or a percentage of the investment results in excess of or shortfall compared to a stated benchmark over a specified period of time. Performance-based fees are recorded as revenue at the end of each contract's measurement period. Institutional research services revenue consists of brokerage transaction charges received by SCB LLC and SCBL, for independent research and brokerage-related services provided to institutional investors. Brokerage transaction charges earned and related expenses are recorded on a trade date basis. Distribution revenues and shareholder servicing fees are accrued as earned.

        Commissions paid to financial intermediaries in connection with the sale of shares of open-end AllianceBernstein sponsored mutual funds sold without a front-end sales charge ("back-end load shares") are capitalized as deferred sales commissions and amortized over periods not exceeding five and one-half years for U.S. fund shares and four years for non-U.S. fund shares, the periods of time during which the deferred sales commissions are generally recovered. These commissions are recovered from distribution services fees received from those funds and from contingent deferred sales commissions ("CDSC") received from shareholders of those funds upon the redemption of their shares. CDSC cash recoveries are recorded as reductions of unamortized deferred sales commissions when received. Effective January 31, 2009, back-end load shares are no longer offered to new investors by AllianceBernstein's U.S. funds. Management tests the deferred sales commission asset for recoverability quarterly and determined that the balance as of December 31, 2009 was not impaired.

        AllianceBernstein's management tests the deferred sales commission asset for recoverability quarterly. AllianceBernstein's management determines recoverability by estimating undiscounted future cash flows to be realized from this asset, as compared to its recorded amount, as well as the estimated remaining life of the deferred sales commission asset over which undiscounted future cash flows are expected to be received. Undiscounted future cash flows consist of ongoing distribution services fees and CDSC. Distribution services fees are calculated as a percentage of average assets under management related to back-end load shares. CDSC are based on the lower of cost or current value, at the time of redemption, of back-end load shares redeemed and the point at which redeemed during the applicable minimum holding period under the mutual fund distribution system.

        Significant assumptions utilized to estimate future average assets under management and undiscounted future cash flows from back-end load shares include expected future market levels and redemption rates. Market assumptions are selected using a long-term view of expected average market returns based on historical returns of broad market indices. Future redemption rate assumptions are determined by reference to actual redemption experience over the five-year, three-year and one-year periods and current quarterly periods ended December 31, 2009. These assumptions are updated periodically. Estimates of undiscounted future cash flows and the remaining life of the deferred sales commission asset are made from these assumptions and the aggregate undiscounted cash flows are compared to the recorded value of the deferred sales commission asset. If AllianceBernstein's management determines in the future that the deferred sales commission asset is not recoverable, an impairment condition would exist and a loss would be measured as the amount by which the recorded amount of the asset exceeds its estimated fair value. Estimated fair value is determined using AllianceBernstein's management's best estimate of future cash flows discounted to a present value amount.

        Goodwill and Other Intangible Assets
        ------------------------------------

        Goodwill represents the excess of the purchase price over the fair value of identifiable assets of acquired companies, and relates principally to the Bernstein Acquisition and purchases of AllianceBernstein units. In accordance with the guidance for Goodwill and Other Intangible Assets, goodwill is tested annually for impairment and at interim periods if events or circumstances indicate an impairment could have occurred. Based on the 2009 impairment testing performed as of December 31, 2009, management determined that goodwill was not impaired.

        Intangible assets related to the Bernstein Acquisition and purchases of AllianceBernstein Units include values assigned to contracts of businesses acquired. These intangible assets continue to be amortized on a straight-line basis over estimated useful lives of twenty years.

        Other intangible assets are tested for impairment quarterly. Management determined that other intangible assets were not impaired at December 31, 2009.

        Other Accounting Policies
        -------------------------

        Capitalized internal-use software is amortized on a straight-line basis over the estimated useful life of the software that ranges between one and nine years.

        AXA Financial and certain of its consolidated subsidiaries, including the Company, file a consolidated Federal income tax return. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws. At January 1, 2007, as a result of adopting guidance for accounting for uncertainty in income taxes, the Company recognized a $44.8 million positive cumulative-effect adjustment to the January 1, 2007 balance of Retained earnings to reflect a decrease in the amount of unrecognized tax benefits.

        Discontinued operations include real estate held-for-sale.

        Real estate investments meeting the following criteria are classified as real estate held-for-sale:
           o Management having the authority to approve the action commits the organization to a plan to sell the property.
           o The property is available for immediate sale in its present condition subject only to terms that are usual and customary for the sale of such assets.
           o An active program to locate a buyer and other actions required to complete the plan to sell the asset have been initiated and are continuing.
           o The sale of the asset is probable and transfer of the asset is expected to qualify for recognition as a completed sale within one year.
           o The asset is being actively marketed for sale at a price that is reasonable in relation to its current fair value.
           o Actions required to complete the plan indicate that it is unlikely that significant changes to the plan will be made or that the plan will be withdrawn.

        Real estate held-for-sale is stated at depreciated cost less valuation allowances. Valuation allowances on real estate held-for-sale are computed using the lower of depreciated cost or current estimated fair value, net of disposition costs. Depreciation is discontinued on real estate held-for-sale.

        Real estate held-for-sale is included in the Other assets line in the consolidated balance sheets. The results of operations for real estate held-for-sale in each of the three years ended December 31, 2009 were not significant.

3)     INVESTMENTS

        Fixed Maturities and Equity Securities
        --------------------------------------

        The following table provides additional information for fixed maturities and equity securities classified as available for sale:

                 AVAILABLE-FOR-SALE SECURITIES BY CLASSIFICATION

                                                              GROSS               GROSS
                                          AMORTIZED         UNREALIZED         UNREALIZED                             OTTI
                                            COST              GAINS              LOSSES          FAIR VALUE        IN AOCI (3)
                                      ------------------ -----------------  ------------------ ----------------  ---------------
                                                                              (IN MILLIONS)

DECEMBER 31, 2009:
------------------
Fixed Maturities:
    Corporate........................ $      19,437.7     $       991.5     $          235.1   $    20,194.1     $         .7
    U.S. Treasury, government
      and agency.....................         1,830.1              12.4                152.5         1,690.0              -
    States and political
      subdivisions...................           388.6               7.3                 14.2           381.7              -
    Foreign governments..............           270.4              32.0                   .1           302.3              -
    Commercial mortgage-backed.......         1,979.6               2.2                492.0         1,489.8              1.8
    Residential mortgage-backed(1)...         1,604.6              46.2                   .2         1,650.6              -
    Asset-backed(2)..................           278.2              10.9                 21.4           267.7              7.9
    Redeemable preferred stock.......         1,707.6               8.5                222.1         1,494.0              -
                                      ------------------ -----------------  ------------------ ----------------  ---------------
      Total Fixed Maturities.........        27,496.8           1,111.0              1,137.6        27,470.2             10.4

Equity securities....................            43.9               9.7                  -              53.6              -
                                      ------------------ -----------------  ------------------ ----------------  ---------------

Total at December 31, 2009........... $      27,540.7     $     1,120.7     $        1,137.6   $    27,523.8     $       10.4
                                      ================== =================  ================== ================  ===============

December 31, 2008
-----------------
Fixed Maturities:
    Corporate........................ $      18,696.8     $       232.2     $        1,713.9   $    17,215.1
    U.S. Treasury, government
      and agency.....................         1,054.7             279.5                  -           1,334.2
    States and political
      subdivisions...................           181.5              12.0                  9.1           184.4
    Foreign governments..............           214.3              37.3                  5.6           246.0
    Commercial mortgage-backed.......         2,215.5               4.0                544.8         1,674.7
    Residential mortgage-backed(1)...         1,679.0              60.5                   .4         1,739.1
    Asset-backed(2)..................           348.3              12.1                 34.7           325.7
    Redeemable preferred stock.......         1,820.9               1.0                710.1         1,111.8
                                      ------------------ -----------------  ------------------ ----------------
      Total Fixed Maturities.........        26,211.0             638.6              3,018.6        23,831.0

Equity securities....................            31.7               -                    4.9            26.8
                                      ------------------ -----------------  ------------------ ----------------

Total at December 31, 2008........... $      26,242.7     $       638.6     $        3,023.5   $    23,857.8
                                      ================== =================  ================== ================

        (1) Includes publicly traded agency pass-through securities and collateralized mortgage obligations
        (2) Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans
        (3) Amounts represent OTTI losses in AOCI, which were not included in earnings as a result of the adoption of new guidance on April 1, 2009.

        At December 31, 2009 and 2008, respectively, the Company had trading fixed maturities with an amortized cost of $114.6 million and $79.6 million and carrying values of $125.9 million and $76.2 million. Gross unrealized gains on trading fixed maturities were $12.3 million and $0.1 million and gross unrealized losses were $1.0 million and $3.5 million for 2009 and 2008, respectively.

        The contractual maturities of AFS fixed maturities (excluding redeemable preferred stock) at December 31, 2009 are shown in the table below. Bonds not due at a single maturity date have been included in the table in the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                        AVAILABLE FOR SALE
                                                                ------------------------------------
                                                                   AMORTIZED
                                                                      COST            FAIR VALUE
                                                                -----------------  -----------------
                                                                           (IN MILLIONS)

Due in one year or less.......................................   $       874.9      $       898.9
Due in years two through five.................................         8,840.9            9,275.7
Due in years six through ten..................................         7,875.1            8,093.2
Due after ten years...........................................         4,335.9            4,300.3
                                                                -----------------  -----------------
     Subtotal.................................................        21,926.8           22,568.1
Commercial mortgage-backed bonds.............................          1,979.6            1,489.8
Residential mortgage-backed bonds.............................         1,604.6            1,650.6
Asset-backed bonds............................................           278.2              267.7
                                                                -----------------  -----------------
Total.........................................................   $    25,789.2      $    25,976.2
                                                                =================  =================

        During 2009, the Company recognized OTTI of $171.3 million on AFS fixed maturities, comprised of $165.4 million credit losses recognized in earnings and $5.9 million non-credit losses recognized in OCI. An additional $3.1 million OTTI was recognized in earnings related to AFS fixed maturities that the Company intended to sell or expected to be required to sell prior to recovering their amortized cost. No OTTI was recognized on equity securities.

        The following table sets forth the amount of credit loss impairments on fixed maturity securities held by the Company at the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts.


                   FIXED MATURITIES - CREDIT LOSS IMPAIRMENTS
                                  (IN MILLIONS)

        Balance at March 31, 2009                                                                      $         -
        Cumulative adjustment related to implementing new guidance on April 1, 2009...............            (121.7)
        Impact of Consolidation of Wind-up Annuities business.....................................              (5.6)
        Previously recognized impairments on securities that matured, paid, prepaid or sold.......             147.2
        Previously recognized impairments on securities impaired to fair value this period (1)....               -
        Impairments recognized this period on securities not previously impaired..................            (143.3)
        Additional impairments this period on securities previously impaired......................             (22.1)
        Increases due to passage of time on previously recorded credit losses.....................               -
        Accretion of previously recognized impairments due to increases in expected cash flows....               -
                                                                                                      -----------------
        Balance at December 31, 2009..............................................................     $      (145.5)
                                                                                                      =================

        (1) Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security's amortized cost.

        Net unrealized investment gains (losses) on fixed maturities and equity securities classified as available-for-sale are included in the consolidated balance sheets as a component of AOCI. The table below presents these amounts as of the dates indicated:

                                             DECEMBER 31,       December 31,
                                                 2009               2008
                                           -----------------  ------------------
                                                      (IN MILLIONS)

      AFS Securities:
        Fixed maturities:
          With OTTI loss.................   $        (10.9)    $          -
          All other......................            (15.7)          (2,380.0)
        Equity securities................              9.7               (4.9)
                                           -----------------  ------------------
      Net Unrealized Losses..............   $        (16.9)    $     (2,384.9)
                                           =================  ==================

        Changes in net unrealized investment gains (losses) recognized in AOCI include reclassification adjustments to reflect amounts realized in Net
        (loss) earnings for the current period that had been part of OCI in earlier periods. The tables that follow below present a rollforward of net unrealized investment gains (losses) recognized in AOCI, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other:

       NET UNREALIZED GAINS (LOSSES) ON FIXED MATURITIES WITH OTTI LOSSES

                                                                                                                          AOCI
                                               NET                                                  DEFERRED             (LOSS)
                                           UNREALIZED                                                INCOME          RELATED TO NET
                                              GAINS                                                    TAX             UNREALIZED
                                           (LOSSES) ON                         POLICYHOLDERS       (LIABILITY)         INVESTMENT
                                           INVESTMENTS           DAC            LIABILITIES           ASSET          GAINS (LOSSES)
                                         ----------------   ---------------   ----------------   ----------------   ----------------
                                                                                (IN MILLIONS)

Balance, January 1, 2009..............   $         -        $          -      $           -      $          -       $           -
Cumulative impact of implementing
  new guidance on April 1, 2009.......            (7.0)                 .8                -                 2.2                (4.0)
Net investment gains (losses)
  arising during the period...........           (21.4)                -                  -                 -                 (21.4)
Reclassification adjustment for
  OTTI (losses):
     Included in Net (loss) earnings..            22.1                 -                  -                 -                  22.1
     Excluded from Net
       (loss) earnings (1)............            (4.6)                -                  -                 -                  (4.6)
Impact of net unrealized investment
  gains (losses) on:
     DAC..............................             -                   4.8                -                 -                   4.8
     Deferred income taxes............             -                   -                  -                 (.3)                (.3)
     Policyholders liabilities........             -                   -                  -                 -                   -
Impact of consolidation of Wind-up
  Annuities business..................             -                   -                  -                 -                   -
                                         ----------------   ---------------   ----------------   ----------------   ----------------
Balance, December 31, 2009............   $       (10.9)     $          5.6    $           -      $          1.9     $          (3.4)
                                         ================   ===============   ================   ================   ================

        (1) Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

           ALL OTHER NET UNREALIZED INVESTMENT GAINS (LOSSES) IN AOCI

                                                                                                                        AOCI
                                               NET                                                DEFERRED             (LOSS)
                                           UNREALIZED                                              INCOME          RELATED TO NET
                                              GAINS                                                  TAX             UNREALIZED
                                           (LOSSES) ON                        POLICYHOLDERS      (LIABILITY)         INVESTMENT
                                           INVESTMENTS           DAC           LIABILITIES          ASSET          GAINS (LOSSES)
                                         ----------------   ---------------  ----------------  ----------------   -----------------
                                                                               (IN MILLIONS)

Balance January 1, 2009...............   $    (2,384.9)     $        553.6   $           -     $        681.3     $      (1,150.0)
Cumulative impact of implementing
  new guidance on April 1, 2009.......          (108.5)               19.2               -               31.2               (58.1)
Net investment gains (losses)
  arising during the period...........         2,657.4                 -                 -                -               2,657.4
Reclassification adjustment for
  OTTI (losses):
     Included in Net (loss) earnings..          (115.1)                -                 -                -                (115.1)
     Excluded from Net
       (loss) earnings (1)............             4.6                 -                 -                -                   4.6
Impact of net unrealized investment
  gains (losses) on:
     DAC..............................             -                (601.7)              -                -                (601.7)
     Deferred income taxes............             -                   -                 -             (715.0)             (715.0)
     Policyholders liabilities........             -                   -                 -                -                   -
Impact of consolidation of Wind-up
  Annuities business..................           (59.6)                -                 -                -                 (59.6)
                                         ----------------   ---------------  ----------------  ----------------   -----------------
Balance, December 31, 2009............   $        (6.1)     $        (28.9)  $           -     $         (2.5)    $         (37.5)
                                         ================   ===============  ================  ================   =================

        (1) Represents "transfers out" related to the portion of OTTI losses during the period that were not recognized in earnings for securities with no prior OTTI loss.

        The following tables disclose the fair values and gross unrealized losses of the 744 issues at December 31, 2009 and 1,373 issues at December 31, 2008 of fixed maturities that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position for the specified periods at the dates indicated:

                                                                 DECEMBER 31, 2009
                            --------------------------------------------------------------------------------------------
                               LESS THAN 12 MONTHS (1)        12 MONTHS OR LONGER (1)                TOTAL
                            -----------------------------  ----------------------------  -------------------------------
                                                GROSS                         GROSS                          GROSS
                                             UNREALIZED                     UNREALIZED                     UNREALIZED
                              FAIR VALUE       LOSSES        FAIR VALUE       LOSSES       FAIR VALUE        LOSSES
                            -------------  --------------  ------------   -------------  -------------   ---------------
                                                                   (IN MILLIONS)

  Fixed Maturities:
    Corporate.............. $     2,043.5  $      (53.9)   $    2,022.3   $     (181.2)  $     4,065.8   $     (235.1)
    U.S. Treasury,
      government and
      agency...............       1,591.7        (152.4)            -              -           1,591.7         (152.4)
    States and political
      subdivisions.........         209.7         (10.5)           23.5           (3.7)          233.2          (14.2)
    Foreign governments....          41.0           (.1)            5.1            -              46.1            (.1)
    Commercial
      mortgage-backed......          33.6         (15.7)        1,348.8         (476.2)        1,382.4         (491.9)
    Residential
      mortgage-backed......          54.1           (.1)            2.4            (.2)           56.5            (.3)
    Asset-backed...........          48.6          (8.5)           68.6          (12.9)          117.2          (21.4)
    Redeemable
      preferred stock......          51.2          (6.6)        1,283.3         (215.6)        1,334.5         (222.2)
                            -------------  --------------  ------------   -------------  -------------   ---------------
   Total                    $     4,073.4  $     (247.8)   $    4,754.0   $     (889.8)  $     8,827.4   $   (1,137.6)
                            =============  ==============  ============   =============  =============   ===============

        (1) The month count for aging of unrealized losses was reset back to historical unrealized loss month counts for securities impacted by the adoption of new guidance on April 1, 2009.

                                                                December 31, 2008
                           --------------------------------------------------------------------------------------------
                                Less Than 12 Months            12 Months or Longer                  Total
                           ------------------------------ -----------------------------  ------------------------------
                                              Gross                          Gross                          Gross
                                            Unrealized                     Unrealized                     Unrealized
                             Fair Value       Losses        Fair Value       Losses       Fair Value        Losses
                            -------------  --------------  ------------   -------------  -------------   ---------------
                                                                  (In Millions)

Fixed Maturities:
  Corporate..............   $     8,475.3  $     (985.0)   $    3,489.6   $     (728.9)  $   11,964.9    $   (1,713.9)
  U.S. Treasury,
    government and
    agency...............             -             -               -              -              -               -
  States and political
    subdivisions.........            52.2          (6.6)           17.7           (2.5)          69.9            (9.1)
  Foreign governments....            70.0          (5.6)            -              -             70.0            (5.6)
  Commercial mortgage-
     backed..............           308.7         (19.4)        1,342.5         (525.4)       1,651.2          (544.8)
  Residential mortgage-
     backed..............              .1           -               3.7            (.5)           3.8             (.5)
  Asset-backed...........            71.1          (6.7)           63.5          (28.0)         134.6           (34.7)
  Redeemable
    preferred stock......           510.0        (343.5)          521.8         (366.6)       1,031.8          (710.1)
                            -------------  --------------  ------------   -------------  -------------   ---------------

Total                       $     9,487.4  $   (1,366.8)   $    5,438.8   $   (1,651.9)  $   14,926.2    $   (3,018.7)
                            =============  ==============  ============   =============  =============  ================

        The Company's investments in fixed maturity securities do not include concentrations of credit risk of any single issuer greater than 10% of the consolidated equity of AXA Equitable other than securities of the U.S. government, U.S. government agencies, and certain securities guaranteed by the U.S. government. The

        Company maintains a diversified portfolio of corporate securities across industries and issuers and does not have exposure to any single issuer in excess of 0.39% of total investments. The largest exposures to a single issuer of corporate securities held at December 31, 2009 and 2008 were $149.8 million and $207.9 million, respectively. Corporate high yield securities, consisting primarily of public high yield bonds, are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or the National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2009 and 2008, respectively, approximately $2,211.7 million and $900.4 million, or 8.0% and 3.5%, of the $27,496.8 million and $26,211.0 million aggregate amortized cost of fixed maturities held by the Company were considered to be other than investment grade. These securities had net unrealized losses of $455.9 million and $214.2 million at December 31, 2009 and 2008, respectively.

        The Company does not originate, purchase or warehouse residential mortgages and is not in the mortgage servicing business. The Company's fixed maturity investment portfolio includes residential mortgage backed securities ("RMBS") backed by subprime and Alt-A residential mortgages, comprised of loans made by banks or mortgage lenders to residential borrowers with lower credit ratings. The criteria used to categorize such subprime borrowers include Fair Isaac Credit Organization ("FICO") scores, interest rates charged, debt-to-income ratios and loan-to-value ratios. Alt-A residential mortgages are mortgage loans where the risk profile falls between prime and subprime; borrowers typically have clean credit histories but the mortgage loan has an increased risk profile due to higher loan-to-value and debt-to-income ratios and/or inadequate documentation of the borrowers' income. At December 31, 2009, the Company owned $37.0 million in RMBS backed by subprime residential mortgage loans, and $23.0 million in RMBS backed by Alt-A residential mortgage loans. RMBS backed by subprime and Alt-A residential mortgages are fixed income investments supporting General Account liabilities.

        At December 31, 2009, the carrying value of fixed maturities that were non-income producing for the twelve months preceding that date was $20.6 million.

        For 2009, 2008 and 2007, respectively, investment income is shown net of investment expenses of $77.5 million, $101.3 million and $272.5 million.

        At December 31, 2009 and 2008, respectively, the Company's trading account securities had amortized costs of $331.7 million and $514.5 million and fair values of $484.6 million and $322.7 million. At December 31, 2009 and 2008, respectively, Other equity investments included the General Account's investment in Separate Accounts which had carrying values of $37.6 million and $38.5 million and costs of $34.9 million and $43.9 million as well as other equity securities with carrying values of $53.6 million and $26.8 million and costs of $43.9 million and $31.7 million.

        In 2009, 2008 and 2007, respectively, net unrealized and realized holding gains (losses) on trading account equity securities, including earnings (losses) on the General Account's investment in Separate Accounts, of $133.1 million, $(387.8) million and $35.6 million, respectively, were included in Net investment income in the consolidated statements of earnings.

        Mortgage Loans
        --------------

        The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to zero at December 31, 2009 and 2008, respectively. Gross interest income on these loans included in net investment income totaled zero, zero and $3.9 million in 2009, 2008 and 2007, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans was $3.3 million in 2007; there were no such amounts in 2009 and 2008.

        During 2009, 2008 and 2007, respectively, the Company's average recorded investment in impaired mortgage loans was $0.1 million, $7.4 million and $49.1 million. Interest income recognized on these impaired mortgage loans totaled $0.6 million and $4.5 million for 2008 and 2007, respectively; there was no such amount in 2009.

        At December 31, 2009 and 2008, respectively, there were no mortgage loans on real estate that had been classified as nonaccrual loans.

        Equity Real Estate
        ------------------

        The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures. At December 31, 2009 and 2008, respectively, the Company owned no real estate acquired in satisfaction of debt. During 2009, 2008 and 2007 no real estate was acquired in satisfaction of debt.

        Accumulated depreciation on real estate was zero and $189.8 million at December 31, 2009 and 2008, respectively. Depreciation expense on real estate totaled $9.2 million, $12.8 million and $14.2 million for 2009, 2008 and 2007, respectively.

        Valuation Allowances for Mortgage Loans and Equity Real Estate
        --------------------------------------------------------------

        There were no investment valuation allowances for mortgage loans and equity real estate at December 31, 2009. Investment valuation allowances for mortgage loans and equity real estate at December 31, 2008 and 2007 follows:

                                                     2008            2007
                                                -------------    -------------
                                                         (IN MILLIONS)

        Balances, beginning of year..........    $   1.4          $  21.0
        Additions charged to income..........        -               20.9
        Deductions for writedowns and
          asset dispositions.................       (1.4)           (40.5)
                                                -------------    -------------
        Balances, End of Year................    $   -            $   1.4
                                                =============    =============

        Balances, end of year comprise:
          Mortgage loans on real estate......    $   -            $   1.4
                                                -------------    -------------
        Total................................    $   -            $   1.4
                                                =============    =============

        Equity Method Investments
        -------------------------

        Included in other equity investments are interests in limited partnership interests and investment companies accounted for under the equity method with a total carrying value of $1,308.4 million and $1,414.6 million, respectively, at December 31, 2009 and 2008. Included in equity real estate are interests in real estate joint ventures accounted for under the equity method with a total carrying value of $90.6 million and $48.3 million, respectively, at December 31, 2009 and 2008. The Company's total equity in net (losses) earnings for these real estate joint ventures and limited partnership interests was $(77.6) million, $(58.1) million and $237.1 million, respectively, for 2009, 2008 and 2007.

        Summarized below is the combined financial information only for those real estate joint ventures and for those limited partnership interests accounted for under the equity method in which the Company has an investment of $10.0 million or greater and an equity interest of 10% or greater (3 and 4 individual ventures at

        December 31, 2009 and 2008, respectively) and the Company's carrying value and equity in net (loss) earnings for those real estate joint ventures and limited partnership interests:

                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     2009                2008
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)

        BALANCE SHEETS
        Investments in real estate, at depreciated cost......................    $      546.6       $      318.2
        Investments in securities, generally at fair value...................            33.9               47.3
        Cash and cash equivalents............................................            20.6                7.8
        Other assets.........................................................              .8                8.7
                                                                                ----------------   -----------------
        Total Assets.........................................................    $      601.9       $      382.0
                                                                                ================   =================

        Borrowed funds - third party.........................................    $      309.5       $      190.3
        Other liabilities....................................................            15.1                3.1
                                                                                ----------------   -----------------
        Total liabilities....................................................           324.6              193.4
                                                                                ----------------   -----------------

        Partners' capital....................................................           277.3              188.6
                                                                                ----------------   -----------------
        Total Liabilities and Partners' Capital..............................    $      601.9       $      382.0
                                                                                ================   =================

        The Company's Carrying Value in Those Entities Included Above........    $      155.4       $      110.6
                                                                                ================   =================


                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        STATEMENTS OF EARNINGS
        Revenues of real estate joint ventures.............. $        30.3       $       59.9       $       77.5
        Net revenues of other limited partnership interests.           (5.4)               -                 15.3
        Interest expense - third party......................          (6.8)             (14.1)             (18.2)
        Other expenses......................................         (17.4)             (37.3)             (43.8)
                                                            -----------------   ----------------   -----------------
        Net Earnings........................................ $          .7       $        8.5       $       30.8
                                                            =================   ================   =================

        The Company's Equity in Net (Loss) Earnings of
          Those Entities Included Above.....................$         (2.4)     $        12.3       $       24.6
                                                            =================   ================   =================

        Derivatives
        -----------

        The table below presents quantitative disclosures about the Company's derivative instruments at December 31, 2009, including those embedded in other contracts though required to be accounted for as derivative instruments.

                       DERIVATIVE INSTRUMENTS BY CATEGORY
                   AT OR FOR THE YEAR ENDED DECEMBER 31, 2009

                                                              FAIR VALUE             GAINS (LOSSES)
                                                     -----------------------------    REPORTED IN
                                          NOTIONAL       ASSET         LIABILITY       NET (LOSS)
                                           AMOUNT      DERIVATIVES    DERIVATIVES       EARNINGS
                                         ----------  --------------  -------------   --------------
                                                     (IN MILLIONS)

FREESTANDING DERIVATIVES:
Equity contracts(1):
   Futures.........................      $  3,399.4  $       -         $     -       $  (1,141.5)
   Swaps...........................           801.0           .8            19.1          (270.7)
   Options.........................        11,650.0        920.1         1,138.6          (817.6)

Interest rate contracts (1):
   Floors..........................        15,000.0        299.6             -            (128.2)
   Swaps...........................         2,100.0         86.2            24.8          (178.4)
   Futures.........................         3,790.9          -               -            (526.1)
   Swaptions.......................         1,200.0         44.6             -             (16.9)

Other freestanding contracts (2):..             -            -               -               -
                                                                                      ------------
   NET INVESTMENT LOSS                                                                  (3,079.4)
                                                                                      ------------

EMBEDDED DERIVATIVES:
GMIB reinsurance contracts(2)......             -        2,255.8             -          (2,565.9)

GWBL features (3)..................             -            -              54.9           217.7

                                         ----------  --------------  -------------   --------------
Balances, Dec. 31, 2009............      $ 37,941.3  $   3,607.1       $ 1,237.4     $  (5,427.9)
                                         ==========  ==============  =============   ==============

        (1) Reported in Other invested assets in the consolidated balance sheets.
        (2) Reported in Other assets in the consolidated balance sheets.
        (3) Reported in Future policy benefits and other policyholder liabilities.

4)      GOODWILL AND OTHER INTANGIBLE ASSETS

        The carrying value of goodwill related to AllianceBernstein totaled $3,410.5 million and $3,413.8 million at December 31, 2009 and 2008, respectively. The Company tests this goodwill for recoverability each annual reporting period at December 31 and at interim periods if facts or circumstances are indicative of potential impairment. In accordance with the accounting guidance, the Company determined that goodwill was not impaired at December 31, 2009 and 2008 as the fair value of its investment in AllianceBernstein, the reporting unit, exceeded its carrying value at each respective measurement date.

        The Company primarily uses a discounted cash flow valuation technique to measure the fair value of its AllianceBernstein reporting unit for purpose of goodwill impairment testing. The estimated fair value is determined using a discounted cash flow valuation technique consisting of applying business growth rate assumptions over the estimated life of the goodwill asset and then discounting the resulting expected cash flows to arrive at a present value amount that approximates fair value. In these tests, the discounted expected cash flow model uses AllianceBernstein's current business plan, which factors in current market conditions and all material events that have impacted, or that management believes at the time could potentially impact, future expected cash flows for the first four years and a compounded annual growth rate thereafter. The resulting amount, net of noncontrolling interest, was tax-effected to reflect taxes incurred at the Company level. At December 31, 2009, the impairment test indicated that goodwill was not impaired.

        The gross carrying amount of AllianceBernstein related intangible assets were $555.4 million and $553.8 million at December 31, 2009 and 2008, respectively and the accumulated amortization of these intangible assets were $289.4 million and $265.3 million at December 31, 2009 and 2008, respectively. Amortization expense related to the AllianceBernstein intangible assets totaled $24.1 million, $23.7 million and $23.5 million for 2009, 2008 and 2007, respectively, and estimated amortization expense for each of the next five years is expected to be approximately $22.0 million. AllianceBernstein tests intangible assets for impairment quarterly by comparing their fair value, as determined by applying a present value technique to expected cash flows, to their carrying value. Each quarter, significant assumptions used to estimate the expected cash flows from these intangible assets, primarily investment management contracts, are updated to reflect management's consideration of current market conditions on expectations made with respect to customer account attrition and asset growth rates. As of December 31, 2009, AllianceBernstein determined that these intangible assets were not impaired.

        At December 31, 2009 and 2008, respectively, net deferred sales commissions totaled $90.2 million and $113.5 million and are included within the Investment Management segment's Other assets. The estimated amortization expense of deferred sales commissions based on the December 31, 2009 net asset balance for each of the next five years is $41.2 million, $24.7 million, $15.2 million, $7.9 million and $1.1 million. AllianceBernstein tests the deferred sales commission asset for impairment quarterly by comparing undiscounted future cash flows to the recorded value, net of accumulated amortization. Each quarter, significant assumptions used to estimate the future cash flows are updated to reflect management's consideration of current market conditions on expectations made with respect to future market levels and redemption rates. As of December 31, 2009, AllianceBernstein determined that the deferred sales commission asset was not impaired.

        To the extent that securities valuations remain depressed for prolonged periods of time and market conditions stagnate or worsen as a result of the global financial crisis, AllianceBernstein's assets under management, revenues, profitability, and unit price likely would be adversely affected. As a result, more frequent impairment testing may be required and potentially could result in an impairment of the goodwill, intangible assets, and/or deferred sales commission asset attributable to AllianceBernstein. In addition, subsequent impairment testing may be based upon different assumptions and future cash flow projections than used at December 31, 2009 as management's current business plan could be negatively impacted by other risks to which AllianceBernstein's business is subject, including, but not limited to, retention of investment management contracts, selling and distribution agreements, and existing relationships with clients and various financial intermediaries. Any impairment would reduce the recorded goodwill, intangible assets, and/or deferred sales commission asset amounts with a corresponding charge to earnings.

5)      CLOSED BLOCK

        Summarized financial information for the Closed Block is as follows:

                                                                                         DECEMBER 31,
                                                                               ------------------------------
                                                                                    2009             2008
                                                                               -------------    -------------
                                                                                       (IN MILLIONS)

        CLOSED BLOCK LIABILITIES:
        Future policy benefits, policyholders' account balances and other....  $   8,411.7      $   8,544.8
        Other liabilities....................................................         69.8             71.3
                                                                               -------------    -------------
        Total Closed Block liabilities.......................................      8,481.5          8,616.1
                                                                               -------------    -------------

        ASSETS DESIGNATED TO THE CLOSED BLOCK:
        Fixed maturities, available for sale, at fair value (amortized
           cost of $5,575.5 and $5,517.6)....................................      5,631.2          5,041.5
        Mortgage loans on real estate........................................      1,028.5          1,107.1
        Policy loans.........................................................      1,157.5          1,180.3
        Cash and other invested assets.......................................         68.2            104.2
        Other assets.........................................................        264.1            472.4
                                                                               -------------    -------------
        Total assets designated to the Closed Block..........................      8,149.5          7,905.5
                                                                               -------------    -------------

        Excess of Closed Block liabilities over assets designated to
           the Closed Block..................................................        332.0            710.6

        Amounts included in accumulated other comprehensive income:
           Net unrealized investment gains (losses), net of deferred
             income tax (expense) benefit of $(23.4) and $166.4..............         43.6           (309.2)
                                                                               -------------    -------------

        Maximum Future Earnings To Be Recognized From
           Closed Block Assets and Liabilities...............................  $     375.6      $     401.4
                                                                               =============    =============

        Closed Block revenues and expenses were as follows:

                                                                   2009           2008           2007
                                                              -------------  -------------  -------------
                                                                           (IN MILLIONS)

        REVENUES:
        Premiums and other income............................ $      381.9   $     392.6    $     409.6
        Investment income (net of investment
           expenses of $.1, $1.1, and $.2)...................        481.6         496.0          501.8
        Investment (losses) gains, net:
            Total OTTI losses................................        (10.0)        (45.8)          (3.0)
            Portion of loss recognized in
              other comprehensive income.....................           .2           -              -
                                                              -------------  -------------  -------------
            Net impairment losses recognized.................         (9.8)        (45.8)          (3.0)
            Other investment gains (losses), net.............           .4          (1.7)          10.9
                                                              -------------  -------------  -------------
                Total investment (losses) gains, net.........         (9.4)        (47.5)           7.9
                                                              -------------  -------------  -------------
        Total revenues.......................................        854.1         841.1          919.3
                                                              -------------  -------------  -------------

        BENEFITS AND OTHER DEDUCTIONS:
        Policyholders' benefits and dividends................        811.7         818.7          828.2
        Other operating costs and expenses...................          2.6           7.4            2.7
                                                              -------------  -------------  -------------
        Total benefits and other deductions..................        814.3         826.1          830.9
                                                              -------------  -------------  -------------

        Net revenues before income taxes.....................         39.8          15.0           88.4
        Income tax expense...................................        (14.0)         (5.2)         (31.0)
                                                              -------------  -------------  -------------
        Net Revenues......................................... $       25.8   $       9.8    $      57.4
                                                              =============  =============  =============

        The balance for policyholder dividend obligation for both December 31, 2009 and December 31, 2008 was zero.

        During 2009, 2008 and 2007, the Closed Block's average recorded investment in impaired mortgage loans were zero, $0.4 million and $36.3 million, respectively. Interest income recognized on these impaired mortgage loans totaled zero, zero and $3.9 million for 2009, 2008 and 2007, respectively.

        There were no valuation allowances on mortgage loans at December 31, 2009 and 2008. Writedowns of fixed maturities were $9.8 million, $45.8 million and $3.0 million for 2009, 2008 and 2007, respectively.


6)      CONTRACTHOLDER BONUS INTEREST CREDITS

        Changes in the deferred asset for contractholder bonus interest credits are as follows:

                                                               DECEMBER 31,
                                                          ----------------------
                                                              2009        2008
                                                          ----------- ----------
                                                               (IN MILLIONS)

        Balance, beginning of year....................... $   807.9   $ 754.2
        Contractholder bonus interest credits deferred ..      60.6     137.6
        Amortization charged to income ..................     (73.6)    (83.9)
                                                          ----------- ----------
        Balance, End of Year ............................ $   794.9   $ 807.9
                                                          =========== ==========

7)      FAIR VALUE DISCLOSURES

        Assets and liabilities measured at fair value on a recurring basis are summarized below as of the dates indicated:

                  FAIR VALUE MEASUREMENTS AT DECEMBER 31, 2009

                                                 LEVEL 1          LEVEL 2         LEVEL 3           TOTAL
                                             -------------    -------------   -------------    -------------
                                                                     (IN MILLIONS)
ASSETS
Investments:
 Fixed maturities, available-for-sale:
    Corporate.........................       $       -        $   19,728.5    $      465.6     $  20,194.1
    U.S. Treasury, government
       and agency.....................               -             1,690.0             -           1,690.0
    States and political subdivisions.               -               334.3            47.4           381.7
    Foreign governments...............               -               281.6            20.7           302.3
    Commercial mortgage-backed(1).....               -                 -           1,489.8         1,489.8
    Residential mortgage-backed(1)....               -             1,650.6             -           1,650.6
    Asset-backed(2)...................               -                50.6           217.1           267.7
    Redeemable preferred stock........             190.6           1,291.0            12.4         1,494.0
                                             -------------    -------------   -------------    -------------
       Subtotal.......................             190.6          25,026.6         2,253.0        27,470.2
                                             -------------    -------------   -------------    -------------
 Other equity investments.............              90.3               -                .9            91.2
 Trading securities...................             423.0              60.9              .7           484.6
 Other invested assets................               -               (36.3)          299.6           263.3
Cash equivalents......................           1,366.5               -               -           1,366.5
Segregated securities.................               -               985.7             -             985.7
GMIB reinsurance contracts............               -                 -           2,255.8         2,255.8
Separate Accounts' assets.............          82,102.3           1,684.5           229.7        84,016.5
                                             -------------    -------------   -------------    -------------
    Total Assets......................       $  84,172.7      $   27,721.4    $    5,039.7     $ 116,933.8
                                             =============    =============   =============    =============

LIABILITIES
GWBL features' liability..............       $       -        $        -      $       54.9     $      54.9
                                             -------------    -------------   -------------    -------------
    Total Liabilities.................       $       -        $        -      $       54.9     $      54.9
                                             =============    =============   =============    =============

        (1) Includes publicly traded agency pass-through securities and collateralized obligations.
        (2) Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

                  Fair Value Measurements at December 31, 2008

                                                Level 1          Level 2         Level 3            Total
                                             -------------    -------------   -------------    --------------
                                                                     (In Millions)
ASSETS
Investments:
  Fixed maturities, available-for-sale       $     149.9      $   21,256.7    $    2,424.4     $   23,831.0
  Other equity investments............              63.4               -               2.0             65.4
  Trading securities..................             322.6               -                .1            322.7
  Other invested assets...............              31.1             419.0           547.0            997.1
Loans to affiliates...................               -               588.3             -              588.3
Cash equivalents......................           1,832.3               -               -            1,832.3
Segregated securities.................               -             2,572.6             -            2,572.6
GMIB reinsurance contracts............               -                 -           4,821.7          4,821.7
Separate Accounts' assets.............          66,044.4           1,248.3           334.3         67,627.0
                                             -------------    -------------   -------------    --------------
    Total Assets......................       $  68,443.7      $   26,084.9    $    8,129.5     $  102,658.1
                                             =============    =============   =============    ==============

LIABILITIES
GWBL features' liability..............       $       -        $        -      $      272.6     $      272.6
                                             -------------    -------------   -------------    --------------
    Total Liabilities.................       $       -        $        -      $      272.6     $      272.6
                                             =============    =============   =============    ==============

        The table below presents a reconciliation for all Level 3 assets at December 31, 2009 and 2008, respectively:

                               LEVEL 3 INSTRUMENTS
                             FAIR VALUE MEASUREMENTS
                                  (IN MILLIONS)

                                                   U.S.                   STATE AND
                                                TREASURY,                 POLITICAL     COMMERCIAL     RESIDENTIAL
                                                GOVT AND     FOREIGN         SUB-        MORTGAGE-      MORTGAGE-       ASSET-
                                   CORPORATE     AGENCY       GOVTS       DIVISIONS       BACKED          BACKED        BACKED
                                  -----------  ----------   ----------   -----------   ------------   -------------   ---------
Balance, January 1, 2009........   $   411.1    $   -        $   64.0     $   55.4      $  1,587.3     $       -      $ 304.1
Total gains (losses), realized
 and unrealized, included in:
   Earnings as:
    Net investment income.......         1.9        -             -            -               3.1             -         (1.7)
    Investment (losses), net....       (40.4)       -             -            -             (23.8)            -        (19.6)
    (Decrease) increase in
     the fair value of the
     reinsurance contracts......         -          -             -            -               -               -          -
                                  -----------  ----------   ----------   -----------   ------------   -------------   ---------
      Subtotal..................       (38.5)       -             -            -             (20.7)            -        (21.3)
                                  -----------  ----------   ----------   -----------   ------------   -------------   ---------
   Other comprehensive
    income (loss)...............        13.9        -             2.5         (7.2)           49.1             -         20.3
Purchases/issuances.............       107.1        -             1.0          -               -               -          -
Sales/settlements...............       (41.5)       -             (.2)         (.8)         (127.3)            -        (47.9)
Transfers into/out of
 Level 3 (2)....................        13.5        -           (46.6)         -               1.4             -        (38.1)
                                  -----------  ----------   ----------   -----------   ------------   -------------   ---------
Balance, Dec. 31, 2009..........   $   465.6    $   -        $   20.7     $   47.4      $  1,489.8     $       -      $ 217.1
                                  ===========  ==========   ==========   ===========   ============   =============   ==========

        (1) Includes Trading Securities' Level 3 amount.
        (2) Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

                                    REDEEMABLE        OTHER            OTHER             GMIB         SEPARATE          GWBL
                                     PREFERRED        EQUITY          INVESTED       REINSURANCE      ACCOUNTS        FEATURES
                                      STOCK        INVESTMENTS(1)      ASSETS           ASSET          ASSETS        LIABILITY
                                  --------------  ----------------  -------------   --------------  -------------  --------------
Balance, January 1, 2009......... $         2.5   $          2.1    $       547.0   $     4,821.7   $     334.3    $       272.6
Total gains (losses), realized
 and unrealized, included in:
   Earnings as:
    Net investment income....               -                -             (357.2)            -             -                -
    Investment (losses), net.             (45.1)             -                -               -           (94.8)             -
    (Decrease) increase in
     the fair value of the
     reinsurance contracts...               -                -                -          (2,746.3)          -                -
    Policyholders' benefits..               -                -                -               -             -             (229.6)
                                  --------------  ----------------  -------------   --------------  -------------  --------------
      Subtotal...............             (45.1)             -             (357.2)       (2,746.3)        (94.8)          (229.6)
                                  --------------  ----------------  -------------   --------------  -------------  --------------
   Other comprehensive
    income (loss)............              34.1              -                -               -             -                -
Purchases/issuances..........                                                 -             180.4           1.2             11.9
Sales/settlements............               -               (1.2)           109.8             -            (7.3)             -
Transfers into/out of
 Level 3 (2).................              20.9               .7              -               -            (3.7)             -
                                  --------------  ----------------  -------------   --------------  -------------  --------------
Balance, Dec. 31, 2009.......     $        12.4   $          1.6    $       299.6   $     2,255.8   $     229.7    $        54.9
                                  ==============  ================  =============   ==============  =============  ==============

        (1) Includes Trading securities' Level 3 amount.
        (2) Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

                               LEVEL 3 INSTRUMENTS
                             FAIR VALUE MEASUREMENTS
                                  (IN MILLIONS)

                                       Fixed
                                     Maturities        Other           Other           GMIB           Separate       GWBL
                                     Available         Equity         Invested      Reinsurance       Accounts      Features
                                      For Sale     Investments(1)      Assets          Asset           Assets      Liability
                                   ------------   ---------------    ----------    -------------    -----------   ----------

Balance, Dec. 31, 2007..........   $   2,503.4    $       3.0        $    160.9    $    124.7       $      40.8   $    -
 Impact of adopting fair value
   guidance, included in
   earnings .................              -              -                 -           210.6               -          -
                                   ------------   ---------------    ----------    -------------    -----------   ----------
Balance, Jan. 1, 2008........          2,503.4            3.0             160.9         335.3              40.8        -
                                   ------------   ---------------    ----------    -------------    -----------   ----------
 Total gains (losses), realized
  and unrealized, included in:
    Earnings as:
     Net investment income...              3.3            -               359.3           -                 -          -
     Investment (losses)
      gains, net.............           (144.5)          (1.1)              -             -               (17.4)       -
     Commissions, fees and
      other income...........              -              -                 -         3,571.2               -          -
     Policyholders' benefits.              -              -                 -             -                 -        265.2
                                   ------------   ---------------    ----------    -------------    -----------   ----------
           Subtotal..........           (141.2)          (1.1)            359.3       3,571.2             (17.4)     265.2
                                   ------------   ---------------    ----------    -------------    -----------   ----------
     Other comprehensive
       (loss) income.........           (384.6)            .6               -             -                 -          -
 Purchases/issuances and
  sales/settlements, net.....            (85.6)           (.4)             26.8         915.2             248.6        7.4
 Transfers into/out of
  Level 3(2).................            532.4            -                 -             -                62.3        -
                                   ------------   ---------------    ----------    -------------    -----------   ----------
Balance, Dec. 31, 2008.......      $   2,424.4    $       2.1        $    547.0    $  4,821.7       $     334.3   $  272.6
                                   ============   ===============    ==========    =============    ===========   ==========


        (1) Includes Trading securities' Level 3 amount.
        (2) Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

        The table below details changes in unrealized gains (losses) for 2009 and 2008 by category for Level 3 assets still held at December 31, 2009 and 2008, respectively:

                                                              EARNINGS
                                         ----------------------------------------------------
                                                          INVESTMENT        CHANGE IN
                                              NET            GAINS        FAIR VALUE OF                         POLICY-
                                          INVESTMENT       (LOSSES),       REINSURANCE                          HOLDERS'
                                            INCOME            NET           CONTRACTS            OCI            BENEFITS
                                         ------------    ------------    --------------     -------------    --------------
                                                                          (IN MILLIONS)
Level 3 Instruments
Full Year 2009
Still Held at December 31, 2009:
   Change in unrealized gains
   or losses
     Fixed maturities,
      available-for-sale:
        Corporate....................    $      -        $      -        $       -          $      (2.2)     $       -
        U.S. Treasury, government
          and agency.................           -               -                -                  -                -
        State and political
          subdivisions...............           -               -                -                 (7.3)             -
        Foreign governments..........           -               -                -                  2.5              -
        Commercial
          mortgage-backed............           -               -                -                 36.8              -
        Residential
          mortgage-backed............           -               -                -                  -                -
        Asset-backed.................           -               -                -                  7.1              -
        Redeemable preferred stock...           -               -                -                 34.1              -
                                         ------------    ------------    --------------     -------------    --------------
            Subtotal.................           -               -                -                 71.0              -
     Equity securities,
        available for sale...........           -               -                -                  -                -
     Other equity investments........           -               -                -                  0.2              -
     Other invested assets...........        (247.4)            -                -                  -                -
     Cash equivalents................           -               -                -                  -                -
     Segregated securities...........           -               -                -                  -                -
     GMIB reinsurance contracts......           -               -           (2,565.9)               -                -
     Separate Accounts' assets.......           -             (95.5)             -                  -                -
     GWBL features' liability........           -               -                -                  -              217.7
                                         ------------    ------------    --------------     -------------    --------------
         Total.......................    $   (247.4)     $    (95.5)     $  (2,565.9)       $      71.2      $     217.7
                                         ============    ============    ==============     =============    ==============

                                                               Earnings
                                              -------------------------------------------
                                                                              Change in
                                                  Net         Investment    Fair Value of                    Policy-
                                              Investment        Gains        Reinsurance                     holders'
                                                Income      (Losses), Net     Contracts          OCI         Benefits
                                              ----------    -------------   -------------    -----------    -----------
                                                                            (In Millions)
Full Year 2008
Still Held at December 31, 2008:
   Change in unrealized gains or losses
     Fixed maturities, available
       for sale....................           $       -     $        -      $        -      $     (394.1)   $        -
     Other equity investments......                   -              -               -                .6             -
     Other invested assets.........                 386.1            -               -               -               -
     Cash equivalents..............                   -              -               -               -               -
     Segregated securities.........                   -              -               -               -               -
     GMIB reinsurance contracts....                   -              -           3,571.2             -               -
     Separate Accounts' assets.....                   -            (16.6)            -               -               -
     GWBL features' liability......                   -              -               -               -             265.2
                                              -----------   -------------   ------------    -------------   ------------
       Total.......................           $     386.1   $      (16.6)   $    3,571.2    $     (393.5)   $      265.2
                                              ===========   =============   ============    =============   ============

        Fair value measurements are required on a non-recurring basis for certain assets, including goodwill, mortgage loans on real estate, equity real estate held for production of income, and equity real estate held for sale, only when an other-than-temporary impairment or other event occurs. When such fair value measurements are recorded, they must be classified and disclosed within the fair value hierarchy. At December 31, 2009 and 2008, no assets were required to be measured at fair value on a non-recurring basis.

        The carrying values and fair values for financial instruments not otherwise disclosed in Notes 3, 6, 11 and 17 are presented below. Certain financial instruments are exempt from the requirements for fair value disclosure, such as insurance liabilities other than financial guarantees and investment contracts and pension and other postretirement obligations.

                                                                           DECEMBER 31,
                                                --------------------------------------------------------------------
                                                              2009                               2008
                                                ---------------------------------  ---------------------------------
                                                   CARRYING           FAIR            Carrying            Fair
                                                    VALUE             VALUE            Value             Value
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (IN MILLIONS)
        Consolidated:
        -------------
          Mortgage loans on real estate......... $    3,554.8     $     3,547.4     $     3,673.9     $    3,624.5
          Other limited partnership interests...      1,308.4           1,308.4           1,414.6          1,414.6
          Policyholders liabilities:
            Investment contracts................      2,721.0           2,729.4           3,072.9          3,162.5
            Loans to Affiliates.................      1,048.3           1,077.2             588.3            588.3
          Long-term debt........................        199.9             226.0             199.9            190.8

        Closed Blocks:
        --------------
          Mortgage loans on real estate......... $    1,028.5     $     1,021.2     $     1,107.1     $    1,102.6
          Other equity investments..............          1.5               1.5               2.7              2.7
          SCNILC liability......................          7.6               7.6               8.6              8.6

        Wind-up Annuities(1):
        ---------------------
          Mortgage loans on real estate......... $        -       $         -       $         1.2     $        1.3
          Other equity investments..............          -                 -                 1.3              1.3
          Guaranteed interest contracts.........          -                 -                 5.5              6.2

        (1) At December 31, 2009, the remaining assets and liabilities of the group non-participating wind-up annuity line of business ("Wind-up Annuities") were consolidated into the Company's consolidated balance sheet on a line by line basis. At December 31, 2009 Wind-up Annuities had mortgage loans on real estate with a carrying value of $150.4 million and fair value of $156.4 million; other equity investment, with a carrying value and fair value of $1.3 million and guaranteed interest contracts with a carrying value of $5.4 million and a fair value of $5.6 million.

8)      GMDB, GMIB, GWBL AND NO LAPSE GUARANTEE FEATURES

        A) Variable Annuity Contracts - GMDB, GMIB and GWBL
           ------------------------------------------------

        The Company has certain variable annuity contracts with GMDB, GMIB, and/or GWBL features in-force that guarantee one of the following:

          o Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);

          o Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

          o Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages;

          o Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit which may include a five year or annual reset; or

          o Withdrawal: the withdrawal is guaranteed up to a maximum amount per year for life.

        The following table summarizes the GMDB and GMIB liabilities, before reinsurance ceded, reflected in the General Account in future policy benefits and other policyholders liabilities:

                                                                  GMDB               GMIB               TOTAL
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Balance at January 1, 2007.........................  $       163.7      $         228.3    $         392.0
          Paid guarantee benefits..........................          (30.6)                (2.7)             (33.3)
          Other changes in reserve.........................          120.0                 84.3              204.3
                                                            -----------------   ----------------   -----------------
        Balance at December 31, 2007.......................          253.1                309.9              563.0
          Paid guarantee benefits..........................          (72.8)                (8.2)             (81.0)
          Other changes in reserve.........................          800.6              1,678.2            2,478.8
                                                            -----------------   ----------------   -----------------
        Balance at December 31, 2008.......................          980.9              1,979.9            2,960.8
          Paid guarantee benefits..........................         (249.1)               (57.6)            (306.7)
          Other changes in reserve.........................          354.7               (309.4)              45.3
                                                            -----------------   ----------------   -----------------
        Balance at December 31, 2009.......................  $     1,086.5      $       1,612.9    $       2,699.4
                                                            =================   ================   =================

        Related GMDB reinsurance ceded amounts were:

                                                                  GMDB
                                                            -----------------
                                                             (IN MILLIONS)

        Balance at January 1, 2007.........................  $        23.6
          Paid guarantee benefits ceded....................           (7.6)
          Other changes in reserve.........................           11.5
                                                            -----------------
        Balance at December 31, 2007.......................           27.5
          Paid guarantee benefits..........................           (7.1)
          Other changes in reserve.........................          306.9
                                                            -----------------
        Balance at December 31, 2008.......................          327.3
          Paid guarantee benefits..........................          (86.6)
          Other changes in reserve.........................          164.3
                                                            -----------------
        Balance at December 31, 2009.......................  $       405.0
                                                            =================

        The GMIB reinsurance contracts are considered derivatives and are reported at fair value.

        The December 31, 2009 values for variable annuity contracts in-force on such date with GMDB and GMIB features are presented in the following table. For contracts with the GMDB feature, the net amount at risk in the event of death is the amount by which the GMDB benefits exceed related account values. For contracts with the GMIB feature, the net amount at risk in the event of annuitization is the amount by which the present value of the GMIB benefits exceeds related account values, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. Since variable annuity contracts with GMDB guarantees may also offer GMIB guarantees in the same contract, the GMDB and GMIB amounts listed are not mutually exclusive:

                                                     RETURN
                                                       OF
                                                     PREMIUM        RATCHET        ROLL-UP         COMBO             TOTAL
                                                 --------------  ------------   -------------   --------------   --------------
                                                                             (DOLLARS IN MILLIONS)
        GMDB:
        -----
          Account values invested in:
             General Account..................   $    11,156     $     279      $      161      $       531      $    12,127
             Separate Accounts................   $    25,729     $   6,944      $    4,231      $    31,686      $    68,590
          Net amount at risk, gross...........   $     2,444     $   1,728      $    2,861      $    10,511      $    17,544
          Net amount at risk, net of
             amounts reinsured................   $     2,444     $     1,102    $    1,933      $     4,357      $     9,836
          Average attained age of
             contractholders..................            49.7          62.3            67.0             62.5             53.4
          Percentage of contractholders
             over age 70......................             7.6%         24.8%           41.8%            23.8%            12.9%
          Range of contractually specified
             interest rates..................           N/A             N/A            3%-6%         3%-6.5%          3%-6.5%

        GMIB:
        -----
          Account values invested in:
             General Account..................          N/A             N/A     $       36      $       775      $       811
             Separate Accounts................          N/A             N/A     $    2,836      $    43,484      $    46,320
          Net amount at risk, gross...........          N/A             N/A     $    1,318      $     1,027      $     2,345
          Net amount at risk, net of
             amounts reinsured................          N/A             N/A     $      386      $       253      $       639
          Weighted average years remaining
             until annuitization..............          N/A             N/A              1.1              7.0              6.5
          Range of contractually
             specified interest rates........           N/A             N/A          3%-6%           3%-6.5%          3%-6.5%

        The GWBL related liability was $54.9 million at December 31, 2009; which is accounted for as an embedded derivative. This liability reflects the present value of expected future payments (benefits) less the fees attributable to the GWBL feature over a range of market consistent economic scenarios.

        B) Separate Account Investments by Investment Category Underlying GMDB and GMIB Features
           -------------------------------------------------------------------

        The total account values of variable annuity contracts with GMDB and GMIB features include amounts allocated to the guaranteed interest option, which is part of the General Account and variable investment options that invest through Separate Accounts in variable insurance trusts. The following table presents the aggregate fair value of assets, by major investment category, held by Separate Accounts that support variable annuity contracts with GMDB and GMIB benefits and guarantees. The investment performance of the assets impacts the related account values and, consequently, the net amount of risk associated with the GMDB and GMIB benefits and guarantees. Since variable annuity contracts with GMDB benefits and guarantees may also offer GMIB benefits and guarantees in each contract, the GMDB and GMIB amounts listed are not mutually exclusive:

               INVESTMENT IN VARIABLE INSURANCE TRUST MUTUAL FUNDS

                                                                 DECEMBER 31,
                                                        ---------------------------
                                                             2009           2008
                                                        ------------  -------------
                                                             (IN MILLIONS)

       GMDB:
          Equity......................................   $ 41,447      $ 30,428
          Fixed income................................      3,957         3,745
          Balanced....................................     20,940        17,469
          Other.......................................      2,246         2,410
                                                        ------------  -------------
          Total.......................................   $ 68,590      $ 54,052
                                                        ============  =============

       GMIB:
          Equity......................................   $ 27,837      $ 19,138
          Fixed income................................      2,514         2,219
          Balanced....................................     15,351        12,887
          Other.......................................        618         1,272
                                                        ------------  -------------
          Total.......................................   $ 46,320      $ 35,516
                                                        ============  =============


        C) Hedging Programs for GMDB, GWBL and GMIB Features
           -------------------------------------------------

        Beginning in 2003, AXA Equitable established a program intended to hedge certain risks associated first with the GMDB feature and, beginning in 2004, with the GMIB feature of the Accumulator(R) series of variable annuity products. This program currently utilizes derivative instruments, such as exchange-traded futures contracts, options and interest rate swap and floor contracts as well as repurchase agreement transactions, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in GMDB, GMIB and GWBL exposures attributable to movements in the equity and fixed income markets. At the present time, this program hedges such economic risks on products sold from 2001 forward, to the extent such risks are not reinsured. At December 31, 2009, the total account value and net amount at risk of the hedged Accumulator(R) series of variable annuity contracts were $36.45 billion and $6.99 billion, respectively, with the GMDB feature and $17.98 billion and $260.0 million, respectively, with the GMIB feature.

        These programs do not qualify for hedge accounting treatment. Therefore, gains or losses on the derivatives contracts used in these programs, including current period changes in fair value, are recognized in investment income in the period in which they occur, and may contribute to earnings volatility.

        D) Variable and Interest-Sensitive Life Insurance Policies - No Lapse Guarantee
            -------------------------------------------------------------

        The no lapse guarantee feature contained in variable and interest-sensitive life insurance policies keeps them in force in situations where the policy value is not sufficient to cover monthly charges then due. The no lapse guarantee remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements.

        The following table summarizes the no lapse guarantee liabilities reflected in the General Account in Future policy benefits and other policyholders liabilities, and the related reinsurance ceded:

                                                                 DIRECT       REINSURANCE
                                                               LIABILITY         CEDED             NET
                                                            -------------   --------------  ------------
                                                                             (IN MILLIONS)

       Balance at January 1, 2007.........................   $     66.8      $     (47.9)    $     18.9
          Other changes in reserves.......................         68.2            (59.7)           8.5
                                                            -------------   --------------  ------------
       Balance at December 31, 2007.......................        135.0           (107.6)          27.4
          Other changes in reserves.......................         68.0            (45.0)          23.0
                                                            -------------   --------------  ------------
       Balance at December 31, 2008.......................        203.0           (152.6)          50.4
          Other changes in reserves.......................         52.0            (21.0)          31.0
                                                            -------------   --------------  ------------
       Balance at December 31, 2009.......................   $    255.0      $    (173.6)    $     81.4
                                                            =============   ==============  ============


9)      REINSURANCE AGREEMENTS

        The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.

        The Insurance Group reinsures most of its new variable life, universal life and term life policies on an excess of retention basis. The Insurance Group maintains a maximum retention on each single life policy of $25.0 million and on each second-to-die policy of $30.0 million with the excess 100% reinsured. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks and in certain other cases.

        At December 31, 2009, the Company had reinsured with non-affiliates and affiliates in the aggregate approximately 6.5% and 37.4%, respectively, of its current exposure to the GMDB obligation on annuity contracts in-force and, subject to certain maximum amounts or caps in any one period, approximately 72.8% of its current liability exposure resulting from the GMIB feature. See Note 8.

        Based on management's estimates of future contract cash flows and experience, the estimated fair values of the GMIB reinsurance contracts, considered derivatives, at December 31, 2009 and 2008 were $2,255.8 million and $4,821.7 million, respectively. The (decreases) increases in estimated fair value were $(2,565.9) million, $1,566.8 million and $6.9 million for 2009, 2008 and 2007, respectively.

        At December 31, 2009 and 2008, respectively, third-party reinsurance recoverables related to insurance contracts amounted to $3,028.2 million and $2,897.2 million. Reinsurance payables related to insurance contracts totaling $79.7 million and $62.7 million are included in other liabilities in the consolidated balance sheets at December 31, 2009 and 2008, respectively.

        The Insurance Group cedes substantially all of its group life and health business to a third party insurer. Insurance liabilities ceded totaled $207.0 million and $236.8 million at December 31, 2009 and 2008, respectively.

        The Insurance Group also cedes a portion of its extended term insurance and paid-up life insurance and substantially all of its individual disability income business through various coinsurance agreements.

        The Insurance Group has also assumed accident, health, annuity, aviation and space risks by participating in or reinsuring various reinsurance pools and arrangements. In addition to the sale of insurance products, the Insurance Group currently acts as a professional retrocessionaire by assuming life reinsurance from professional reinsurers. Reinsurance assumed reserves at December 31, 2009 and 2008 were $648.1 million and $732.3 million, respectively.

        The following table summarizes the effect of reinsurance:

                                                                2009             2008           2007
                                                            -------------  --------------   ------------
                                                                           (IN MILLIONS)

        Direct premiums....................................  $     838.2    $    848.3       $    855.1
        Reinsurance assumed................................        202.0         193.8            193.0
        Reinsurance ceded..................................       (609.1)       (283.5)          (243.2)
                                                            -------------  --------------   ------------
        Premiums                                             $     431.1    $    758.6       $    804.9
                                                            =============  ==============   ============

        Universal Life and Investment-type Product
          Policy Fee Income Ceded..........................  $     197.1    $    169.1       $    153.9
                                                            =============  ==============   ============
        Policyholders' Benefits Ceded......................  $     485.2    $  1,221.8       $    510.7
                                                            =============  ==============   ============
        Interest Credited to Policyholders' Account
          Balances Ceded...................................  $       -      $     33.2       $     56.1
                                                            =============  ==============   ============

        Individual Disability Income and Major Medical
        ----------------------------------------------

        Claim reserves and associated liabilities net of reinsurance ceded for individual DI and major medical policies were $92.0 million and $94.4 million at December 31, 2009 and 2008, respectively. At December 31, 2009 and 2008, respectively, $1,667.4 million and $1,680.8 million of DI reserves and associated liabilities were ceded through indemnity reinsurance agreements with a singular reinsurance group. Net incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies are summarized below:

                                                                 2009             2008             2007
                                                            --------------   --------------   --------------
                                                                              (IN MILLIONS)

        Incurred benefits related to current year..........  $       37.6     $      35.5      $       32.9
        Incurred benefits related to prior years...........           6.4             4.2              13.2
                                                            --------------   --------------   --------------
        Total Incurred Benefits............................  $       44.0     $      39.7      $       46.1
                                                            ==============   ==============   ==============

        Benefits paid related to current year..............  $       12.7     $      10.8      $       11.9
        Benefits paid related to prior years...............          34.1            28.8              32.8
                                                            --------------   --------------   --------------
        Total Benefits Paid................................  $       46.8     $      39.6      $       44.7
                                                            ==============   ==============   ==============


10)     SHORT-TERM AND LONG-TERM DEBT

        Short-term and long-term debt consists of the following:

                                                                                          DECEMBER 31,
                                                                              ------------------------------
                                                                                    2009           2008
                                                                              --------------  --------------
                                                                                      (IN MILLIONS)
        Short-term debt:
        AllianceBernstein commercial paper
          (with interest rates of 0.2% and 1.8%).............................  $      249.1    $      284.8
                                                                              --------------  --------------
            Total short-term debt............................................         249.1           284.8
                                                                              --------------  --------------

        Long-term debt:
        AXA Equitable:
          Surplus Notes, 7.70%, due 2015.....................................         199.9           199.8
                                                                              --------------  --------------
            Total long-term debt.............................................         199.9           199.8
                                                                              --------------  --------------

        Total Short-term and Long-term Debt..................................  $      449.0    $      484.6
                                                                              ==============  ==============

        Short-term Debt
        ---------------

        On September 23, 2008, AXA Equitable repaid its $350.0 million promissory note, $101.7 million of which was included in Wind-up Annuities discontinued operations.

        On July 17, 2008, AXA Equitable was accepted as a member of the Federal Home Loan Bank of New York ("FHLBNY"), which provides AXA Equitable with access to collateralized borrowings and other FHLBNY products. As membership requires the ownership of member stock, AXA Equitable purchased stock to meet their membership requirement ($12.9 million, as of December 31, 2009). Any borrowings from the FHLBNY require the purchase of FHLBNY activity based stock in an amount equal to 4.5% of the borrowings. AXA Equitable's borrowing capacity with FHLBNY is $1.00 billion. As a member of FHLBNY, AXA Equitable can receive advances for which it would be required to pledge qualified mortgage-backed assets and government securities as collateral. At December 31, 2009, there were no outstanding borrowings from FHLBNY.

        As of December 31, 2009, SCB LLC maintained four separate uncommitted credit facilities with various banks totaling $525.0 million. In addition, SCB LLC has two lines of credit with a commercial bank as of December 31, 2009 and December 31, 2008, one for $75.0 million secured by U.S. Treasury Bills and a second for $50.0 million secured by pledges of equity securities.

        In January 2008, SCB LLC entered into a $950.0 million three-year revolving credit facility with a group of commercial banks to fund its obligations resulting from engaging in certain securities trading and other customer activities. Under the revolving credit facility, the interest rate, at the option of SCB LLC, is a floating rate generally based upon a defined prime rate, a rate related to the London Interbank Offered Rate ("LIBOR") or the Federal Funds rate.

        AllianceBernstein has a $1,000.0 million five-year revolving credit facility with a group of commercial banks and other lenders that expires in 2011. The revolving credit facility is intended to provide back-up liquidity for their $1,000.0 million commercial paper program although they borrow directly under the facility from time to time. Under the revolving credit facility, the interest rate, at the option of AllianceBernstein, is a floating rate generally based upon a defined prime rate, a rate related to LIBOR or the Federal Funds rate. The revolving credit facility contains covenants that, among other things, require AllianceBernstein to meet certain financial ratios. Amounts borrowed under the commercial paper program reduce amounts available for direct borrowing under the revolving credit facility on a dollar-for-dollar basis. AllianceBernstein was in compliance with the covenants as of December 31, 2009.

        Long-term Debt
        ---------------

        At December 31, 2009, the Company was not in breach of any long-term debt covenants.


11)     RELATED PARTY TRANSACTIONS

        Loans to Affiliates
        -------------------

        In September 2007, AXA issued $650.0 million in 5.40% senior unsecured notes to AXA Equitable. These notes pay interest semi-annually and mature on September 30, 2012.

        Loans from Affiliates
        ---------------------

        In 2005, AXA Equitable issued a note to AXA Financial in the amount of $325.0 million with an interest rate of 6.00% and a maturity date of December 1, 2035. Interest on this note is payable semi-annually.

        In November 2008, AXA Financial purchased a $500.0 million callable 7.1% surplus note from AXA Equitable. The note pays interest semi-annually and matures on December 1, 2018.

        In December 2008, AXA Financial purchased a $500.0 million callable 7.1% surplus note from AXA Equitable. The note pays interest semi-annually and matures on December 1, 2018.

        Other Transactions
        ------------------

        On June 17, 2009, AXA Equitable's continuing operations and its discontinued Wind-up Annuities business sold a jointly owned real estate property valued at $1.10 billion to a non-insurance subsidiary of AXA Financial in exchange for $700.0 million in cash and $400.0 million in 8% ten year term mortgage notes on the property reported in Loans to affiliates in the consolidated balance sheets. The $438.9 million after-tax excess of the property's fair value over its carrying value was accounted for as a capital contribution to AXA Equitable.

        The Company reimburses AXA Financial for expenses relating to the Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits. Such reimbursement was based on the cost to AXA Financial of the benefits provided which totaled $56.3 million, $76.2 million and $63.1 million, respectively, for 2009, 2008 and 2007.

        In 2009, 2008 and 2007, respectively, the Company paid AXA Distribution and its subsidiaries $634.0 million, $754.2 million and $806.9 million of commissions and fees for sales of insurance products. The Company charged AXA Distribution's subsidiaries $402.4 million, $320.5 million and $340.2 million, respectively, for their applicable share of operating expenses in 2009, 2008 and 2007, pursuant to the Agreements for Services.

        In fourth quarter 2008, AXA Equitable reinsured the GMDB and GMIB riders on the Accumulator(R) products sold on or after January 1, 2006 and in-force at September 30, 2008 with AXA Financial (Bermuda) Ltd. ("AXA Bermuda"), an affiliate that is an indirect wholly owned subsidiary of AXA Financial. AXA Equitable transferred cash and derivative instruments with a fair value of $6,892.5 million equal to the market value of the insurance liabilities assumed by AXA Bermuda on October 1, 2008 and income derived from the hedges related to these riders for the period from October through December 2008, to that entity. AXA Bermuda will manage the dynamic hedging program to mitigate risks related to the reinsured riders. In fourth quarter 2008, AXA Equitable recorded a GMDB reinsurance recoverable and a GMIB reinsurance asset totaling $3,385.7 resulting in a cost of reinsurance of $3,506.8 million. The cost of this arrangement has been deferred and will be amortized over the life of the underlying annuity contracts. Amortization of the cost in 2010 is expected to be approximately $348.0 million.

        Various AXA affiliates cede a portion of their life and health insurance business through reinsurance agreements to AXA Cessions, an AXA affiliated reinsurer. AXA Cessions, in turn, retroceded a quota share portion of these risks to AXA Equitable on a one-year term basis. Premiums earned in 2009, 2008 and 2007 under this arrangement totaled approximately $0.6 million, zero and $1.7 million, respectively. Claims and expenses paid in 2009, 2008 and 2007 were $0.5 million, zero and $1.1 million, respectively.

        Both AXA Equitable and AllianceBernstein, along with other AXA affiliates, participate in certain intercompany cost sharing and service agreements including technology and professional development arrangements. AXA Equitable and AllianceBernstein incurred expenses under such agreements of approximately $152.0 million, $157.8 million and $143.6 million in 2009, 2008 and 2007, respectively. Expense reimbursements by AXA and AXA affiliates to AXA Equitable under such agreements totaled approximately $50.3 million, $63.0 million and $58.4 million in 2009, 2008 and 2007, respectively. The net receivable related to these contracts was approximately $5.6 million and $3.4 million at December 31, 2009 and 2008, respectively.

        Commissions, fees and other income includes certain revenues for services provided to mutual funds managed by AllianceBernstein. These revenues are described below:

                                                                    2009               2008              2007
                                                              --------------      --------------    --------------
                                                                                  (IN MILLIONS)
        Investment advisory and services fees..............   $       658.5       $       870.5     $      1,027.6
        Distribution revenues..............................           277.3               378.4              473.4
        Other revenues - shareholder servicing fees........            90.1                99.0              103.6
        Other revenues - other.............................             7.0                 6.9                6.5
        Institutional research services....................             1.1                 1.2                1.6

12)     EMPLOYEE BENEFIT PLANS

        The Company (other than AllianceBernstein) sponsors qualified and non-qualified defined benefit plans covering substantially all employees (including certain qualified part-time employees), managers and certain agents. These pension plans are non-contributory and their benefits are generally based on a cash balance formula and/or, for certain participants, years of service and average earnings over a specified period in the plans. AllianceBernstein maintains a qualified, non-contributory, defined benefit retirement plan covering current and former employees who were employed by AllianceBernstein in the United States prior to October 2, 2000. AllianceBernstein's benefits are based on years of credited service and average final base salary. The Company uses a December 31 measurement date for its pension plans.

        For 2009, cash contributions by AllianceBernstein and the Company (other than AllianceBernstein) to their respective qualified pension plans were $12.8 million and $19.0 million. The Pension Protection Act of 2006 (the "Pension Act") introduced new funding requirements for single-employer defined benefit pension plans, provided guidelines for measuring pension plan assets and obligations for funding purposes, introduced benefit limitations for certain underfunded plans, and raised tax deduction limits for contributions to retirement plans. Most of these changes were effective by December 31, 2009, including funding-based limits on future benefit accruals and payments. The Company's funding policy to its qualified pension plans (other than those of AllianceBernstein) is to make annual aggregate contributions of approximately $30.0 million unless the minimum contribution required by the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended by the Pension Act, is greater. Cash contributions during 2010 are estimated to be approximately $215.0 million. AllianceBernstein's policy is to satisfy its funding obligation to its qualified retirement plan each year in an amount not less than the minimum required by ERISA, as amended by the Pension Act, and not greater than the maximum it can deduct for Federal income tax purposes.

        Effective December 31, 2008, AllianceBernstein amended its qualified pension plan to eliminate all future accruals for future services and compensation increases. This amendment was considered a plan curtailment and resulted in a decrease in the Projected Benefit Obligation ("PBO") of approximately $13.1 million, which was offset against existing deferred losses in accumulated other comprehensive income (loss). In addition, as a result of all future service being eliminated, AllianceBernstein accelerated recognition of the existing prior service credit of $3.5 million in fourth quarter 2008.

        Components of net periodic pension expense for the Company's qualified and non-qualified plans were as follows:

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Service cost.......................................  $        38.3       $       41.6       $       39.0
        Interest cost......................................          136.2              134.1              128.8
        Expected return on assets..........................         (125.6)            (194.4)            (191.0)
        Curtailment gain...................................            -                 (3.5)               -
        Net amortization...................................           95.3               42.6               57.5
        Plan amendments....................................            1.8                -                  -
                                                            -----------------   ----------------   -----------------
        Net Periodic Pension Expense.......................  $       146.0       $       20.4       $       34.3
                                                            =================   ================   =================

        Changes in the PBO of the Company's qualified and non-qualified plans were comprised of:

                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     2009                2008
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)

        Projected benefit obligation, beginning of year.......................   $    2,181.1       $    2,222.1
        Service cost..........................................................           30.3               33.6
        Interest cost.........................................................          136.2              134.1
        Actuarial losses (gains)..............................................           68.8              (27.6)
        Plan curtailment......................................................            -                (13.1)
        Benefits paid.........................................................         (177.0)            (168.0)
        Plan amendments.......................................................            1.8                -
                                                                                ----------------   -----------------
        Projected Benefit Obligation, End of Year..............................  $    2,241.2       $    2,181.1
                                                                                ================   =================

        The following table discloses the change in plan assets and the funded status of the Company's qualified and non-qualified pension plans:

                                                                                             DECEMBER 31,
                                                                                  -----------------------------------
                                                                                       2009               2008
                                                                                  ----------------  -----------------
                                                                                            (IN MILLIONS)

        Pension plan assets at fair value, beginning of year....................   $    1,460.4      $     2,415.7
        Actual return on plan assets............................................          104.1             (813.6)
        Contributions...........................................................           31.8               35.6
        Benefits paid and fees..................................................         (190.3)            (177.3)
                                                                                  ----------------  -----------------
        Pension plan assets at fair value, end of year..........................        1,406.0            1,460.4
        PBO.....................................................................        2,241.2            2,181.1
                                                                                  ----------------  -----------------
        Excess of PBO Over Pension Plan Assets..................................   $     (835.2)     $      (720.7)
                                                                                  ================  =================

        Amounts recognized in the accompanying consolidated balance sheets to reflect the funded status of these plans were accrued pension costs of $835.2 million and $720.7 million at December 31, 2009 and 2008, respectively. The aggregate PBO and fair value of pension plan assets for plans with PBOs in excess of those assets were $2,241.2 million and $1,406.0 million, respectively at December 31, 2009 and $2,181.1 million and $1,460.4 million, respectively, at December 31, 2008. The aggregate accumulated benefit obligation and fair value of pension plan assets for pension plans with accumulated benefit obligations in excess of those assets were $2,206.4 million and $1,406.0 million, respectively, at December 31, 2009 and $2,137.7 million and $1,460.4 million, respectively, at December 31, 2008. The accumulated benefit obligation for all defined benefit pension plans were $2,206.4 million and $2,137.7 million at December 31, 2009 and 2008, respectively.

        The following table discloses the amounts included in accumulated other comprehensive income at December 31, 2009 and 2008 that have not yet been recognized as components of net periodic pension cost:

                                                                                         DECEMBER 31,
                                                                            ----------------------------------------
                                                                                   2009                 2008
                                                                            -------------------  -------------------
                                                                                         (IN MILLIONS)

        Unrecognized net actuarial loss .................................... $      1,492.9       $      1,497.0
        Unrecognized prior service cost.....................................            7.5                  3.2
        Unrecognized net transition asset...................................            (.5)                 (.6)
                                                                            -------------------  -------------------
             Total ......................................................... $      1,499.9       $      1,499.6
                                                                            ===================  ===================

        The estimated net actuarial loss, prior service credit, and net transition asset expected to be reclassified from accumulated other comprehensive income and recognized as components of net periodic pension cost over the next year are $124.0 million, $(0.9) million, and (0.1) million, respectively.

        The following table discloses the allocation of the fair value of total plan assets for the qualified plans of the Company at December 31, 2009 and 2008:

                                                                                     DECEMBER 31,
                                                                            ------------------------
                                                                               2009         2008
                                                                            -----------  -----------
                                                                                  (IN MILLIONS)

       Fixed maturities..................................................        45.3%       27.9%
       Equity securities.................................................        37.0        54.1
       Equity real estate................................................        11.6        16.7
       Cash and short-term investments...................................         6.1         1.3
                                                                                -------     ------
                                                                                100.0%      100.0%
                                                                                =======     ======

        The primary investment objective of the qualified pension plans of the Company is to maximize return on assets, giving consideration to prudent risk. Guidelines regarding the allocation of plan assets are formalized by the Investment Committee established by the funded benefit plans of AXA Equitable and are designed with a long-term investment horizon. In January 2009, the asset allocation strategy of the qualified defined benefit pension plans was revised to target 30%-40% equities, 50%-60% high quality bonds, and 10%-15% equity real estate and other investments. Prior to this change, the target asset mix included equity securities, fixed maturities and real estate at 65%, 25% and 10%, respectively. Exposure to real estate investments offers diversity to the total portfolio and long-term inflation protection.

        During fourth quarter 2008, a short-term hedge program were executed by the AXA Equitable qualified pension plans to minimize further downside equity risk, which in 2009 was extended for a period of one year.

        The following table discloses the fair values of plan assets and their level of observability within the fair value hierarchy for the qualified pension plans of the Company at December 31, 2009.

                                                                       AT DECEMBER 31, 2009
                                                --------------------------------------------------------------------
                                                   LEVEL 1           LEVEL 2          LEVEL 3            TOTAL
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (IN MILLIONS)
        ASSET CATEGORIES
        Fixed maturities:
          Corporate............................. $        -       $       414.8     $         -       $      414.8
          US Treasury, government
            and agency..........................          -               192.4               -              192.4
          States and political subdivisions.....          -                 9.2               -                9.2
          Foreign governments...................          -                 -                 -                -
          Commercial mortgage-backed............          -                 -                 -                -
          Asset-backed..........................          -                 -                 -                -
          Other structured debt.................          -                 -                 6.5              6.5
        Common and preferred equity.............        574.7               1.4               -              576.1
        Mutual funds............................          5.0               -                 -                5.0
        Hedge funds.............................          -                 6.5               -                6.5
        Derivatives, net........................        (95.9)              -                 -              (95.9)
        Private real estate investment funds....          -                 -                12.1             12.1
        Private investment trusts...............          -                44.4             146.7            191.1
        Commercial mortgages....................          -                 -                 1.8              1.8
        Cash and cash equivalents...............         32.0               1.4               -               33.4
        Short-term investments..................         29.2              23.8               -               53.0
                                                ---------------  ----------------  ---------------   ---------------
          Total................................. $      545.0     $       693.9     $       167.1     $    1,406.0
                                                ===============  ================  ===============   ===============

        At December 31, 2009, assets classified as Level 1, Level 2 and Level 3 comprise approximately 38.8%, 49.3% and 11.9%, respectively, of qualified pension plan assets. See Note 2 for a description of the fair value hierarchy. The fair values of qualified plan assets are measured and ascribed to levels within the fair value hierarchy in a manner consistent with the invested assets of the Company that are measured at fair value on a recurring basis. Except for an investment of approximately $146.7 million in a private real estate investment trust through a pooled separate account, there are no significant concentrations of credit risk arising within or across categories of qualified plan assets.

        The table below presents a reconciliation for all Level 3 qualified plan assets at December 31, 2009.

                                                           PRIVATE REAL
                                                              ESTATE         PRIVATE
                                             FIXED          INVESTMENT     INVESTMENT      COMMERCIAL
                                          MATURITIES(1)       FUNDS          TRUSTS        MORTGAGES       TOTAL
                                          -------------   -------------   ------------   -------------   ----------
                                                                    (IN MILLIONS)

       Balance at
        December 31, 2008.............    $        5.9    $       15.4    $      224.4   $        2.1    $   247.8
       Actual return on Plan assets:
          Relating to assets still
          held at December 31, 2009...              .6            (2.6)          (77.7)           (.1)       (79.8)
          Relating to assets sold
          during 2009.................             -               (.1)            -               .1          -
       Purchases, sales, issues
        and settlements, net..........             -               (.6)            -              (.3)         (.9)
       Transfers into/
        out of Level 3................             -               -               -              -            -
       Balance at                         ------------    ------------    ------------   ------------    ----------
        December 31, 2009.............    $        6.5    $       12.1    $      146.7   $        1.8    $   167.1
                                          =============   =============   ============   =============   ===========

        (1) Includes commercial mortgage- and asset-backed securities and other structured debt.

        The discount rate assumptions used by the Company to measure the benefits obligations and related net periodic cost of its qualified and non-qualified pension plans reflect the rates at which those benefits could be effectively settled. Projected nominal cash outflows to fund expected annual benefits payments under each of the Company's qualified and non-qualified pension plans were discounted using a published high-quality bond yield curve. The discount rate used to measure each of the benefits obligation at December 31, 2009 and 2008 represents the level equivalent spot discount rate that produces the same aggregate present value measure of the total benefits obligation as the aforementioned discounted cash flow analysis. The following table discloses the weighted-average assumptions used to measure the Company's pension benefit obligations and net periodic pension cost at and for the years ended December 31, 2009 and 2008.

                                                                                   2009               2008
                                                                               -------------      -------------
       Discount rates:
         Benefit obligation...............................................         6.00%              6.50%
         Periodic cost....................................................         6.50%              6.25%(1)

       Rates of compensation increase:
         Benefit obligation and periodic cost.............................         6.00%              6.00%

       Expected long-term rates of return on pension
          plan assets (periodic cost).....................................         6.75%              8.50%

        (1) For pension plans remeasured in second quarter 2008, periodic cost was recalculated using a discount rate of 6.75% for the remainder of the year.

        The expected long-term rate of return assumption on plan assets is based upon the target asset allocation of the plan portfolio and is determined using forward-looking assumptions in the context of historical returns and volatilities for each asset class. The decrease in the expected long-term rate of return assumption in 2009 reflected the revised asset allocation strategy implemented in January 2009.

        Prior to 1987, participants' benefits under AXA Equitable's qualified plan were funded through the purchase of non-participating annuity contracts from AXA Equitable. Benefit payments under these contracts were approximately $15.5 million, $17.3 million and $18.9 million for 2009, 2008 and 2007, respectively.

        The following table provides an estimate of future benefits expected to be paid in each of the next five years, beginning January 1, 2010, and in the aggregate for the five years thereafter. These estimates are based on the same assumptions used to measure the respective benefit obligations at December 31, 2009 and include benefits attributable to estimated future employee service.

                                                              PENSION
                                                              BENEFITS
                                                          ----------------
                                                            (IN MILLIONS)
                               2010...................... $       185.7
                               2011......................         194.1
                               2012......................         195.7
                               2013......................         194.7
                               2014......................         194.1
                               Years 2015-2019...........         947.9

        AllianceBernstein maintains several unfunded long-term incentive compensation plans for the benefit of certain eligible employees and executives. The AllianceBernstein Capital Accumulation Plan was frozen on December 31, 1987 and no additional awards have been made, however, ACMC, Inc. ("ACMC"), a direct wholly owned subsidiary of the Company, is obligated to make capital contributions to AllianceBernstein in amounts equal to benefits paid under this plan as well as other assumed contractual unfunded deferred compensation arrangements covering certain executives. For the remaining active plans, benefits vest ratably over periods ranging from 3 to 8 years, and the related costs are amortized as compensation and benefit expense over the shorter of the vesting period or other basis provided for by specific plan provisions. Prior to 2009, participants in these plans designated the percentages of their awards to be allocated among notional investments in Holding Units, AllianceBernstein investment services, and, in certain instances, options to acquire Holding Units. Beginning in 2009, annual awards granted under the Amended and Restated AllianceBernstein Incentive Compensation Award Program were in the form of restricted Holding Units. The Company recorded compensation and benefit expenses in connection with these long-term incentive compensation plans of AllianceBernstein totaling $221.1 million, $133.1 million and $289.1 million for 2009, 2008 and 2007, respectively. As further described in Note 13, the cost of the 2009 awards made in the form of restricted Holding Units was measured, recognized, and disclosed as a share-based compensation program.


13)     SHARE-BASED COMPENSATION AND OTHER COMPENSATION PROGRAMS

        AXA and AXA Financial sponsor various share-based compensation plans for eligible employees and associates of AXA Financial and its subsidiaries, including the Company. AllianceBernstein also sponsors its own unit option plans for certain of its employees. Activity in these share-based plans in the discussions that follow relates to awards granted to eligible employees and associates of AXA Financial and its subsidiaries under each of these plans in the aggregate, except where otherwise noted.

        For 2009, 2008 and 2007, respectively, the Company recognized compensation costs of $78.4 million, $33.8 million and $81.2 million for share-based payment arrangements as further described herein.

        Performance Units. On May 10, 2009, approximately 318,051 performance units earned under the AXA Performance Unit Plan 2007 were fully vested for total value of approximately $5.1 million. Distributions to participants were made on May 21, 2009, resulting in cash settlements of approximately 85% of these performance units for aggregate value of approximately $4.3 million and equity settlements of the remainder with approximately 46,615 restricted AXA ADRs for aggregate value of approximately $0.8 million.

        On March 20, 2009, under the terms of the AXA Performance Unit Plan 2009, the AXA Management Board awarded approximately 1.3 million unearned performance units to employees of AXA Financial's subsidiaries. During each year that the performance unit awards are outstanding, a pro-rata portion of the units may be earned based on criteria measuring the performance of AXA and AXA Financial Group. The extent to which performance targets are met determines the number of performance units earned, which may vary between 0% and 130% of the number of performance units at stake. Performance units earned under the 2009 plan generally cliff-vest on the second anniversary of their award date. When fully-vested, the performance units earned will be settled in cash or, in some cases, a combination of cash (70%) and stock (30%), the latter equity portion having transfer restrictions for a two-year period. For 2009 awards, the price used to value the performance units at settlement will be the average opening price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on the last day of the vesting period. For 2009, the Company recognized compensation expense of approximately $4.6 million in respect of the March 20, 2009 grant of performance units.

        On March 31, 2008, approximately 702,404 performance units earned under the AXA Performance Unit Plan 2006 were fully vested for total value of approximately $24.2 million, including incremental units earned from having exceeded targeted 2007 performance criteria by 0.68%. Distributions to participants were made on April 10, 2008, resulting in cash settlements of approximately 78% of these performance units for aggregate value of approximately $18.6 million and equity settlements of the remainder with approximately 153,494 restricted AXA ADRs for aggregate value of approximately $5.6 million.

        For 2009, 2008 and 2007, the Company recognized compensation costs of $4.6 million, $5.5 million and $11.6 million, respectively, for performance units earned to date. The change in fair value of these awards is measured by the closing price of the underlying AXA ordinary shares or AXA ADRs. The cost of performance unit awards are, as adjusted for achievement of performance targets and pre-vesting forfeitures is attributed over the shorter of the cliff-vesting period or to the date at which retirement eligibility is achieved. The value of performance units earned and reported in Other liabilities in the consolidated balance sheets at December 31, 2009 and 2008 was $17.5 million and $17.3 million, respectively. Approximately 718,754 outstanding performance units are at risk to achievement of 2010 performance criteria, primarily representing one-half of the award granted on March 31, 2009.

        Option Plans. On March 20, 2009, approximately 1.7 million options to purchase AXA ordinary shares were granted under the terms of the Stock Option Plan at an exercise price of 10.00 Euros. Approximately 1.4 million of those options have a four-year graded vesting schedule, with one-third vesting on each of the second, third, and fourth anniversaries of the grant date, and approximately 0.3 million have a four-year cliff vesting term. In addition, approximately 0.2 million of the total options awarded on March 20, 2009 are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index measured between March 20, 2009 and March 20, 2013. All of the options granted on March 20, 2009 have a ten-year contractual term. Beginning at the grant date, the total fair value of this award, net of expected forfeitures, of approximately $3.7 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. For 2009, the expense associated with the March 20, 2009 grant of options was approximately $1.4 million.

        On January 23, 2009, AllianceBernstein granted to selected senior officers approximately 6.5 million options to purchase Holding Units under the terms of its long-term incentive plan, having an aggregate fair value of approximately $22.9 million. Except for certain option awards granted in 2007 pursuant to a special deferred compensation program, outstanding options to purchase AllianceBernstein Holding Units generally vest ratably over a five year period.

        The number of AXA ADRs authorized to be issued pursuant to option grants and, as further described below, restricted stock grants under The AXA Financial, Inc. 1997 Stock Incentive Plan (the "Stock Incentive Plan") is approximately 124.5 million less the number of shares issued pursuant to option grants under The AXA Financial, Inc. 1991 Stock Incentive Plan (the predecessor plan to the Stock Incentive Plan). The aggregate number of AllianceBernstein Holding Units subject to options granted or otherwise awarded under its long-term incentive compensation plans, may not exceed 41.0 million. At December 31, 2009, approximately 19.6 million options to purchase AllianceBernstein Holding Units and 15.2 million other unit awards, net of forfeitures, were subject to the aggregate allowable maximum.

        A summary of the activity in the AXA, AXA Financial and AllianceBernstein option plans during 2009 follows:

                                                                     Options Outstanding
                           ------------------------------------------------------------------------------------------------------
                                  AXA Ordinary Shares                     AXA ADRs               AllianceBernstein Holding Units
                           ---------------------------------   ------------------------------   ---------------------------------
                                                Weighted                          Weighted                           Weighted
                               Number           Average             Number         Average          Number            Average
                             Outstanding        Exercise         Outstanding       Exercise       Outstanding         Exercise
                            (In Millions)        Price          (In Millions)       Price        (In Millions)         Price
                           --------------    ---------------   --------------   -------------   ---------------  ----------------
Options outstanding at
   January 1, 2009........          13.8     (euro)    26.54           12.3      $     20.40             6.7     $        66.11
Options granted...........           2.1     (euro)    10.78             .2      $     12.00             6.6     $        17.06
Options exercised.........            .3     (euro)     -              (1.0)     $     16.01             -       $         -
Options forfeited, net....          (1.2)    (euro)    27.06            (.6)     $     26.74            (0.9)    $        45.09
Options expired...........           -                                  -                                (.3)    $        30.21
                           --------------                     ---------------                   ---------------
Options Outstanding at
   December 31, 2009......          15.0     (euro)    23.75           10.9      $     19.95            12.1     $        41.79
                           ==============    ===============  ===============   =============   ===============  ================
Aggregate Intrinsic
   Value(1)...............                   (euro)     -                        $     64.4                      $         -
                                             ===============                    =============                    ================
Weighted Average
   Remaining
   Contractual Term
   (in years).............           6.92                               3.18                               -
                           ==============                     ===============                   ===============
Options Exercisable at
   December 31, 2009......           6.2     (euro)    24.85           10.9      $     19.4              2.8     $        51.91
                           ==============    ===============  ===============   =============   ===============  ================
Aggregate Intrinsic
   Value(1)...............                   (euro)     -(2)                     $     64.0                      $         -(2)
                                             ===============                    =============                    ================
Weighted Average
   Remaining
   Contractual Term
   (in years).............           5.54                               3.16                             2.9
                           ==============                     ===============                   ===============

        (1) Intrinsic value, presented in millions, is calculated as the excess of the closing market price on December 31, 2009 of the respective underlying shares over the strike prices of the option awards.

        (2) The aggregate intrinsic value on options outstanding, exercisable and expected to vest is negative and is therefore presented as zero in the table above.

        Cash proceeds received from employee exercises of options to purchase AXA ADRs in 2009 was $15.8 million. The intrinsic value related to employee exercises of options to purchase AXA ADRs during 2009, 2008 and 2007 were $7.7 million, $43.5 million and $141.4 million, respectively, resulting in amounts currently deductible for tax purposes of $2.7 million, $14.6 million and $48.0 million, respectively, for the periods then ended. In 2009, 2008 and 2007, windfall tax benefits of approximately $2.3 million, $10.0 million and $34.3 million, respectively, resulted from employee exercises of stock option awards.

        At December 31, 2009, AXA Financial held 1.3 million AXA ADRs in treasury at a weighted average cost of approximately $25.38 per ADR, of which approximately 1.1 million were designated to fund future exercises of outstanding employee stock options and the remainder of approximately
        0.2 million units was available for general corporate purposes, including funding other stock-based compensation programs. These AXA ADRs were obtained primarily by exercise of call options that had been purchased by AXA Financial beginning in fourth quarter 2004 to mitigate the U.S. dollar price and foreign exchange risks associated with funding exercises of employee stock options. These call options expired on November 23, 2009. During 2009, AXA Financial utilized approximately 1.0 million AXA ADRs from treasury to fund exercises of employee stock options. Outstanding employee options to purchase AXA ordinary shares began to become exercisable on March 29, 2007, coincident with the second anniversary of the first award made in 2005, and exercises of these awards are funded by newly issued AXA ordinary shares.

        For the purpose of estimating the fair value of employee stock option awards, the Company applies the Black-Scholes-Merton formula and attributes the result over the requisite service period using the graded-vesting method. A Monte-Carlo simulation approach was used to model the fair value of the conditional vesting feature of the awards of options to purchase AXA ordinary shares. Shown below are the relevant input assumptions used to derive the fair values of options awarded in 2009, 2008 and 2007, respectively.

                                                 AXA Ordinary Shares               AllianceBernstein Holding Units
                                           ---------------------------------   ----------------------------------------
                                             2009       2008        2007           2009          2008         2007
                                           --------   ---------   ----------   ------------   ----------   ------------

        Dividend yield....................  10.69%      7.12%       4.10%         5.2-6.1%        5.4%       5.6-5.7%

        Expected volatility...............   57.5%      34.7%       27.5%          0-44.6%       29.3%     27.7-30.8%

        Risk-free interest rates..........   2.74%      4.19%       4.40%         1.6-2.1%        3.2%       3.5-4.9%

        Expected life in years............    5.5        6.0         5.5          6.0-6.5         6.0        6.0-9.5

        Weighted average fair value per
          option at grant date............ $ 2.57     $ 5.70      $ 9.61       $     3.52     $ 10.85      $   15.96

        For 2009, 2008 and 2007, the Company recognized compensation costs for employee stock options of $20.2 million, $27.0 million, and $38.8 million, respectively. As of December 31, 2009, approximately $53.5 million of unrecognized compensation cost related to unvested employee stock option awards, net of estimated pre-vesting forfeitures, is expected to be recognized by the Company over a weighted average period of 4.2 years.

        Restricted Awards. Under the Stock Incentive Plan, AXA Financial grants restricted AXA ADRs to employees of its subsidiaries. Generally, all outstanding restricted AXA ADR awards have vesting terms ranging from three to five years. Under The Equity Plan for Directors (the "Equity Plan"), AXA Financial grants non-officer directors restricted AXA ADRs and unrestricted AXA ADRs annually. Similarly, AllianceBernstein awards restricted AllianceBernstein Holding Units to independent directors of its General Partner. In addition, under its Century Club Plan, awards of restricted AllianceBernstein Holding Units that vest ratably over three years are made to eligible AllianceBernstein employees whose primary responsibilities are to assist in the distribution of company-sponsored mutual funds.

        In 2009, AllianceBernstein awarded approximately 1.4 million restricted Holding Units in connection with certain employment and separation agreements with vesting terms ranging from two to five years. In addition, approximately 8.4 million restricted Holding Units were granted by AllianceBernstein under its 2009 incentive compensation program with ratable vesting over a four year period. The aggregate grant date fair values of these 2009 restricted Holding Unit awards was approximately $256.6 million. On December 19, 2008, in accordance with the terms of his employment agreement, AllianceBernstein awarded Mr. Kraus, Chairman and CEO of AllianceBernstein, approximately 2.7 million restricted AllianceBernstein Holding Units with a grant date fair value of $19.20 per Holding Unit. These Holding Units vest ratably over a 5-year period and are subject to accelerated vesting.

        For 2009, 2008 and 2007, respectively, the Company recognized compensation costs of $44.6 million, $6.1 million and $8.6 million for awards outstanding under these restricted award plans. The fair values of awards made under these plans are measured at the date of grant by reference to the closing price of the unrestricted shares, and the result generally is attributed over the shorter of the requisite service period, the performance period, if any, or to the date at which retirement eligibility is achieved and subsequent service no longer is required for continued vesting of the award. At December 31, 2009, approximately 12.5 million restricted awards remain unvested, including restricted awards of AllianceBernstein Holding units. At December 31, 2009, approximately $236.6 million of unrecognized compensation cost related to these unvested awards, net of estimated pre-vesting forfeitures, is expected to be recognized over a weighted average period of 3.9 years.

        The following table summarizes unvested restricted AXA ADR activity for 2009.

                                                                  Weighted
                                                 Shares of        Average
                                                Restricted       Grant Date
                                                   Stock         Fair Value
                                              --------------   ---------------

        Unvested as of January 1, 2009.......      461,102      $      31.92
        Granted..............................       63,088      $      12.30
        Vested...............................      118,626      $      22.31
        Forfeited............................        1,079
                                              --------------
        Unvested as of December 31, 2009.....      404,485      $      31.74
                                              ==============

        Restricted AXA ADRs vested in 2009, 2008 and 2007 had aggregate vesting date fair values of approximately $1.5 million, $3.3 million and $7.0 million, respectively. In 2008, 149,413 restricted AXA ADRs were granted, having an aggregate grant-date fair value of $5.6 million.

        Tandem SARs/NSOs. In January 2001, certain employees exchanged fully vested in-the-money AXA ADR options for tandem Stock Appreciation Rights/AXA ADR non-statutory options ("tandem SARs/NSOs") of then-equivalent intrinsic value. The Company recorded compensation expense for these fully-vested awards of $(0.5) million, $(5.5) million and zero for 2009, 2008 and 2007, respectively, reflecting the impact in those periods of the change in the market price of the AXA ADR on the cash-settlement value of the SARs component of the outstanding tandem SARs/NSOs. The value of these tandem SARs/NSOs at December 31, 2009 and 2008 was $0.7 million and $1.2 million, respectively. At December 31, 2009, 133,266 tandem SARs/NSOs were outstanding, for which the SARs component had maximum value of $2.0 million. Approximately 80% of these tandem SARs/NSOs expired on February 16, 2010, with the remainder to expire in third quarter 2010. During 2009, 2008 and 2007, respectively, approximately 11,368, 0.7 million and 0.4 million of these awards were exercised at an aggregate cash-settlement value of $0.1 million, $9.2 million and $7.2 million.

        SARs. On March 20, 2009, 129,722 Stock Appreciation Rights ("SARs") with a 4-year cliff-vesting schedule were granted to certain associates of AXA Financial subsidiaries. These SARs entitle the holder to a cash payment equal to any appreciation in the value of the AXA ordinary share over 10.00 Euros as of the date of exercise. At December 31, 2009, 731,959 million SARs were outstanding, having weighted average remaining contractual term of 8.0 years. The accrued value of SARs at December 31, 2009 and 2008 was $1.1 million and $0.4 million, respectively, and recorded as liabilities in the consolidated balance sheets. For 2009, 2008 and 2007, the Company recorded compensation expense for SARs of $0.7 million, $(2.3) million and $1.0 million, respectively, reflecting the impact in those periods of the changes in their fair values as determined by applying the Black Scholes-Merton formula and assumptions used to price employee stock option awards.

        AXA Shareplan. In 2009, eligible employees of participating AXA Financial subsidiaries were offered the opportunity to reserve a subscription to purchase newly issued AXA stock, subject to plan limits, under the terms of AXA Shareplan 2009. Similar to the AXA Shareplan programs previously offered in 2001 through 2008, the plan offered two investment alternatives that, with limited exceptions, restrict sale or transfer of the purchased shares for a period of five years. "Investment Option A" permitted participants to purchase AXA ADRs at a 20% formula discounted price of $22.06 per share. "Investment Option B" permitted participants to purchase AXA ordinary shares at the same formula discounted price on a leveraged basis with a guaranteed return of initial investment plus a variable percentage of any appreciation in the value of the total shares purchased. The Company recognized compensation expense of $7.0 million in 2009, $1.1 million in 2008 and $27.7 million in 2007 in connection with each respective year's offering of AXA Shareplan, representing the aggregate discount provided to participants for their purchase of AXA stock under each of those plans, as adjusted for the post-vesting, five-year holding period. Participants in AXA Shareplans 2009, 2008 and 2007 primarily invested under Investment Option B for the purchase of approximately 5.5 million, 6.5 million and
        5.3 million AXA ordinary shares, respectively.

        AXA Miles Program. On July 1, 2007, under the terms of the AXA Miles Program 2007, the AXA Management Board granted 50 AXA Miles to every employee of AXA for purpose of enhancing long-term employee-shareholder engagement. Each AXA Mile represents the right to receive one unrestricted AXA ordinary share on July 1, 2011, conditional only upon continued employment with AXA at the close of the four-year cliff-vesting period with exceptions for retirement, death, and disability. For AXA Financial participants, settlement of the right to receive each unrestricted AXA ordinary share will be made in the form of an AXA ADR. The grant date fair value of approximately 449,400 AXA Miles awarded to employees of AXA Financial's subsidiaries was approximately $19.4 million, measured as the market equivalent of a vested AXA ordinary share. Beginning on July 1, 2007, the total fair value of this award, net of expected forfeitures, has been expensed over the shorter of the vesting term or to the date at which the participant becomes retirement eligible. For 2009, 2008 and 2007, respectively, AXA Financial Group recognized compensation expense of approximately $1.8 million, $1.9 million and $5.4 million in respect of this grant of AXA Miles. Provided certain performance targets are achieved, an additional allocation of 50 AXA Miles per employee will be considered for future award under terms then-to-be-determined and approved by the AXA Management Board.

14)     NET INVESTMENT (LOSS) INCOME AND INVESTMENT GAINS (LOSSES), NET

        The following table breaks out Net investment (loss) income by asset category:

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Fixed maturities...................................  $    1,582.3        $    1,668.6       $    1,728.5
        Mortgage loans on real estate......................         231.3               251.7              233.5
        Equity real estate.................................           5.7                11.7               14.2
        Other equity investments...........................         (67.8)             (110.9)             236.6
        Policy loans.......................................         238.3               251.3              255.9
        Short-term investments.............................          20.5                30.8               55.1
        Derivative investments.............................      (3,079.4)            7,302.1               86.6
        Broker-dealer related receivables..................          14.8                65.5              234.6
        Trading securities.................................         137.2              (343.5)              29.5
        Other investment income............................          14.2                27.9               51.7
                                                            -----------------   ----------------   -----------------
          Gross investment (loss) income...................        (902.9)            9,155.2            2,926.2

        Investment expenses................................         (73.2)              (64.7)             (78.1)
        Interest expense...................................          (4.4)              (36.5)            (194.4)
                                                            -----------------   ----------------   -----------------

        Net Investment (Loss) Income.......................  $     (980.5)       $    9,054.0       $    2,653.7
                                                            =================   ================   =================

        For 2009, 2008 and 2007, respectively, Net investment (loss) income from derivatives included $(1,769.1) million, $6,622.6 million and $16.4 million of realized (losses) gains on contracts closed during those periods and $(1,310.3) million, $679.5 million and $70.2 million of unrealized (losses) gains on derivative positions at each respective year end.

        Investment gains (losses), net including changes in the valuation allowances, are as follows:

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Fixed maturities...................................  $        (2.5)      $     (367.3)      $      (55.6)
        Mortgage loans on real estate......................            -                  2.3                7.8
        Equity real estate.................................            (.1)              (1.6)               7.3
        Other equity investments...........................           53.3               11.5               16.9
        Other(1)...........................................            3.0               16.6               16.4
                                                            -----------------   ----------------   -----------------
        Investment Gains (Losses), Net.....................  $        53.7       $     (338.5)      $       (7.2)
                                                            =================   ================   =================

        (1) In 2008 and 2007, respectively, AllianceBernstein issued units to its employees under long-term incentive plans. As a result of these transactions, the Company recorded non-cash realized gains of $9.9 million and $15.5 million for 2008 and 2007, respectively. In 2009, the FASB issued new guidance in which a gain or loss will be recognized only when an entity loses control and deconsolidates a subsidiary. As a result, in 2009, no gain or loss was recorded on these transactions.

        Writedowns of fixed maturities were $163.4 million, $285.9 million and $79.0 million in 2009, 2008 and 2007, respectively. There were no writedowns of mortgage loans on real estate in 2009, 2008 and 2007. There were no writedowns of equity real estate in 2009, 2008 and 2007.

        For 2009, 2008 and 2007, respectively, proceeds received on sales of fixed maturities classified as AFS amounted to $2,900.7 million, $324.4 million and $1,554.6 million. Gross gains of $319.5 million, $3.3 million and $12.6 million and gross losses of $127.8 million, $94.5 million and $20.3 million were realized on these sales in 2009, 2008 and 2007, respectively. The change in unrealized investment gains (losses) related to fixed maturities classified as available for sale for 2009, 2008 and 2007 amounted to $2,353.4 million, $(2,525.8) million and $(376.4) million, respectively.

        For 2009, 2008 and 2007, respectively, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances totaled $39.5 million, $47.7 million and $52.7 million.

        Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities and equity securities classified as available for sale and do not reflect any changes in fair value of policyholders' account balances and future policy benefits.

        The net unrealized investment gains (losses) included in the consolidated balance sheets as a component of accumulated other comprehensive income and the changes for the corresponding years, including Wind-up Annuities on a line-by-line basis, follow:

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Balance, Attributable to AXA Equitable,
          beginning of year................................ $     (1,270.8)     $       103.6      $       282.2
        Changes in unrealized investment gains
          (losses) on investments..........................        2,494.0           (2,608.8)            (380.5)
        Impact of unrealized investment gains (losses)
          attributable to:
            Participating group annuity contracts, Closed
               Block policyholder dividend
               obligation and other........................           58.2             (163.7)              24.8
            DAC............................................         (578.4)             582.0               83.5
            Deferred income tax (expense) benefit..........         (704.6)             746.2              103.4
                                                            -----------------   ----------------   -----------------
        Total..............................................           (1.6)          (1,340.7)             113.4
        Less: Changes in unrealized investment (gains)
          losses attributable to noncontrolling interest...          (66.2)              69.9               (9.8)
                                                            -----------------   ----------------   -----------------
        Balance Attributable to AXA Equitable,
          End of Year...................................... $       (67.8)      $    (1,270.8)     $       103.6
                                                           =================   ================   =================

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Balance, end of year comprises:
          Unrealized investment gains (losses) on:
            Fixed maturities............................... $         33.0      $    (2,450.4)     $       155.5
            Other equity investments.......................            8.5               (2.1)               0.8
                                                            -----------------   ----------------   -----------------
              Total........................................           41.5           (2,452.5)             156.3
          Impact of unrealized investment (losses) gains
            attributable to:
            Participating group annuity contracts, Closed
               Block policyholder dividend
               obligation and other........................          (70.4)            (128.6)              35.1
            DAC............................................          (23.3)             555.1              (26.9)
            Deferred income tax (expense) benefit .........           (0.6)             704.0              (42.2)
                                                            -----------------   ----------------   -----------------
        Total..............................................          (52.8)          (1,322.0)             122.3
        Less: (Income) loss attributable to
          noncontrolling interest..........................          (15.0)              51.2              (18.7)
                                                            -----------------   ----------------   -----------------
        Balance Attributable to AXA Equitable,
          End of Year...................................... $        (67.8)     $    (1,270.8)     $       103.6
                                                            =================   ================   =================

15)     INCOME TAXES

        A summary of the income tax expense in the consolidated statements of earnings follows:

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Income tax expense:
          Current (benefit) expense .......................  $       (81.1)      $     (319.7)      $      464.0
          Deferred (benefit) expense.......................       (1,191.0)           2,010.2              288.5
                                                            -----------------   ----------------   -----------------
        Total..............................................  $    (1,272.1)      $    1,690.5       $      752.5
                                                            =================   ================   =================

        The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before income taxes and minority interest by the expected Federal income tax rate of 35%. The sources of the difference and their tax effects are as follows:

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Expected income tax (benefit) expense..............  $    (1,077.5)      $    1,885.1       $      937.5
        Noncontrolling interest............................         (104.8)            (132.3)            (227.3)
        Separate Accounts investment activity..............          (71.6)             (66.5)             (52.0)
        Non-taxable investment (loss) income...............          (26.9)              26.1              (21.7)
        Adjustment of tax audit reserves...................           (7.4)               9.9               21.5
        State income taxes.................................           11.6               20.5               50.2
        AllianceBernstein Federal and foreign taxes........            6.3              (53.3)              40.2
        Other..............................................           (1.8)               1.0                4.1
                                                            -----------------   ----------------   -----------------
        Income Tax (Benefit) Expense.......................  $    (1,272.1)      $    1,690.5       $      752.5
                                                            =================   ================   =================

        On August 16, 2007, the IRS issued Revenue Ruling 2007-54 that purported to change accepted industry and IRS interpretations of the statutes governing the computation of the Separate Account dividends received deduction ("DRD"). This ruling was suspended on September 25, 2007 in Revenue Ruling 2007-61, and the U.S. Department of the Treasury (the "Treasury") indicated that it would address the computational issues in a regulation project. Any regulations that the Treasury ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other members of the public will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. The ultimate timing and substance of any such regulations are unknown, but they could result in the elimination of some or all of the Separate Account DRD tax benefit that the Company receives.

        The components of the net deferred income taxes are as follows:

                                                       DECEMBER 31, 2009                  December 31, 2008
                                                ---------------------------------  ---------------------------------
                                                    ASSETS         LIABILITIES         Assets         Liabilities
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (IN MILLIONS)

        Compensation and related benefits......  $     438.0      $        -        $      297.1      $       -
        Reserves and reinsurance...............          -               878.7               -            1,465.8
        DAC....................................          -             2,307.6               -            2,209.5
        Unrealized investment losses...........         40.2               -               683.6              -
        Investments............................          -               584.7               -              722.2
        Other..................................         67.0               -                 -               47.0
                                                ---------------  ----------------  ---------------   ---------------
        Total..................................  $     545.2      $    3,771.0      $      980.7      $   4,444.5
                                                ===============  ================  ===============   ===============

        The Company provides income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are permanently invested outside the United States. As of December 31, 2009, $534.4 million of accumulated undistributed earnings of non-U.S. corporate subsidiaries were permanently invested. At existing applicable income tax rates, additional taxes of approximately $88.1 million would need to be provided if such earnings were remitted.

        At December 31, 2009, the total amount of unrecognized tax benefits was $599.9 million, of which $425.5 million would affect the effective rate and $174.4 million was temporary in nature. At December 31, 2008, the total amount of unrecognized tax benefits was $506.6 million, of which $372.6 million would affect the effective rate and $134.0 million was temporary in nature.

        The Company recognizes accrued interest and penalties related to unrecognized tax benefits in tax expense. Interest and penalties included in the amounts of unrecognized tax benefits at December 31, 2009 and 2008 were $81.0 million and $77.3 million, respectively. Tax (benefit) expense for 2009, 2008 and 2007, respectively, reflected $3.7 million, $8.7 million and $22.5 million in interest related to unrecognized tax benefits.

        A reconciliation of unrecognized tax benefits (excluding interest and penalties) follows:

                                                                    2009               2008               2007
                                                              ----------------   ----------------   ----------------
                                                                                   (IN MILLIONS)
       Balance at January 1...............................    $         428.6    $         343.6    $         325.2
       Additions for tax positions of prior years.........              146.2               81.3               19.2
       Reductions for tax positions of prior years........              (50.2)              (4.9)              (1.5)
       Additions for tax positions of current years.......                1.3                 .9                3.4
       Reductions for tax positions of current year.......                -                  -                 (0.3)
       Settlements with tax authorities...................               (5.8)               7.7               (2.4)
                                                              ----------------   ----------------   ----------------
       Balance, December 31...............................    $         520.1    $         428.6    $         343.6
                                                              ================   ================   ================

        The IRS completed its examination of the Company's 2002 and 2003 Federal corporate income tax returns and issued its Revenue Agent's Report in second quarter 2008. The Company has appealed an issue to the Appeals Office of the IRS. In addition, AllianceBernstein settled various examinations by state and local tax authorities. It is reasonably possible that the total amounts of unrecognized tax benefits will change due to IRS proceedings and the addition of new issues for open tax years. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.

        In 2009, IRS examinations for years subsequent to 2003 for the Company have been initiated. It is reasonably possible that the total amounts of unrecognized tax benefits will change due to IRS proceedings and the addition of new issues for open tax years. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.


16)     DISCONTINUED OPERATIONS

        The Company's discontinued operations include: equity real estate held-for-sale; disposals of businesses; and, through December 31, 2009, Wind-up Annuities. No real estate was held for sale at December 31, 2009 and 2008. The following tables reconcile the Earnings (losses) from discontinued operations, net of income taxes and Gains on disposal of discontinued operations, net of income taxes to the amounts reflected in the consolidated statements of earnings for the three years in the period ended December 31, 2009:

                                                                          2009          2008            2007
                                                                      -------------  ------------   -------------
                                                                                    (IN MILLIONS)

       EARNINGS (LOSSES) FROM DISCONTINUED OPERATIONS,
          NET OF INCOME TAXES:
       Wind-up Annuities.............................................  $     (9.7)    $   (27.5)     $      (.1)
       Real estate held-for-sale.....................................        12.4          22.7             6.8
       Disposal of business - Enterprise.............................         -             -               1.0
                                                                      -------------  ------------   -------------
       Total.........................................................  $      2.7     $    (4.8)     $      7.7
                                                                      =============  ============   =============

       GAINS ON DISPOSAL OF DISCONTINUED OPERATIONS,
          NET OF INCOME TAXES:
       Real estate held for sale.....................................  $      -       $     6.3      $      3.2
       Disposal of business - Enterprise.............................         -             -               (.4)
                                                                      -------------  ------------   -------------
       Total.........................................................  $      -       $     6.3      $      2.8
                                                                      =============  ============   =============

        During second quarter 2009, an equity real estate property jointly owned by Wind-up Annuities and AXA Equitable's continuing operations was sold to a wholly owned subsidiary of AXA Financial. Wind-up Annuities recorded book value at the date of sale was of $123.5 million. Proceeds on the sale that were received by Wind-up Annuities' were $319.6 million. In connection with the sale, Wind-up Annuities acquired a $150.0 million mortgage from the affiliate on the property sold and a $50.3 million interest in another equity real estate property from continuing operations.

        Disposal of Businesses
        ----------------------

        In accordance with their October 2006 agreement, during 2007, AXA Financial and its subsidiaries, AXA Equitable, Enterprise and Enterprise Fund Distributors, Inc., ("EFD") transferred to Goldman Sachs Asset Management L.P. ("GSAM") assets of the business of serving as sponsor of and investment manager to 27 of the 31 funds of AXA Enterprise Multi-manager Funds Trust, AXA Enterprise Funds Trust and The Enterprise

        Group of Funds, Inc. (collectively, the "AXA Enterprise Funds") and completed the reorganization of such funds to corresponding mutual funds managed by GSAM. In 2008, AXA Financial completed the reorganization and/or liquidation of the remaining four retail mutual funds in AXA Enterprise Funds of the remaining funds which together had approximately $661.9 million in assets under management as of December 31, 2007. As a result of management's disposition plan, AXA Enterprise Funds advisory and distribution and investment management contracts and operations were reported as Discontinued Operations. In 2007, $0.7 million pre-tax ($0.4 million post-tax) of severance and transaction costs were recorded as a result of the disposition of the funds. Proceeds received in 2007, on the disposition of the AXA Enterprise Funds totaled $26.3 million.

        In 2009 and 2008, there were no impairments recorded on intangible assets associated with AXA Enterprise Fund's investment management contracts based upon fair value. At December 31, 2009 and 2008, there were no assets or liabilities related to these operations.

        Wind-up Annuities
        -----------------

        In 1991, management discontinued the business of Wind-up Annuities, the terms of which were fixed at issue, and which were sold to corporate sponsors of terminated qualified defined benefit plans, and for which a premium deficiency reserve and an allowance for future losses based upon projected future cash flows had been established. Due to the significant decline in in-force business, at December 31, 2009 the remaining assets and liabilities of the Wind-up Annuities were consolidated into the Company's consolidated balance sheet on a line-by-line basis.

        The Company evaluates the need for an allowance for future losses quarterly; the process involved comparison of the current period's results of Wind-up Annuities to previous projections and re-estimation of future expected losses, if appropriate, to determine whether an adjustment was required. Investment and benefit cash flow projections were updated annually as part of the Company's annual planning process. If the Company's analysis in any given period indicates that an allowance for future losses was not necessary, any current period Wind-up Annuities' operating losses or earnings were recognized as (Losses) earnings from discontinued operations, net of income taxes in the consolidated statements of earnings. At December 31, 2009, no allowance for future losses was necessary based upon projections of reasonably assured future net investing and operating cash flows.

        The determination of projected future cash flows involved numerous estimates and subjective judgments regarding the expected performance of invested assets held for the Wind-up Annuities' business and the expected run-off of Wind-up Annuities liabilities. There can be no assurance the projected future cash flows will not differ from the cash flows ultimately realized. To the extent actual results or future projections of Wind-up Annuities are lower than management's current estimates and assumptions and result in operating losses not being offset by reasonably assured future net investing and operating cash flows, an allowance for future losses may be necessary. In particular, to the extent income, sales proceeds and holding periods for equity real estate differ from management's previous assumptions, the establishment of a loss allowance liability may result.

        Summarized financial information for Wind-up Annuities follows:

                                                                                          DECEMBER 31,
                                                                              --------------------------------------
                                                                                  2009(1)                2008
                                                                              -----------------    -----------------
                                                                                          (IN MILLIONS)

        BALANCE SHEETS
        Fixed maturities, available for sale, at estimated fair value
          (amortized cost of $530.5 and $661.8)..............................  $      543.5         $      602.1
        Mortgage loans on real estate........................................         150.4                  1.2
        Equity real estate...................................................          92.2                162.2
        Other invested assets................................................          84.4                  1.3
                                                                              -----------------    -----------------
          Total investments..................................................         870.5                766.8
        Other assets.........................................................            .5                 77.1
                                                                              -----------------    -----------------
        Total Assets.........................................................  $      871.0         $      843.9
                                                                              =================    =================

        Policyholders liabilities............................................  $      705.1         $      723.4
        Other liabilities....................................................         165.9                120.5
                                                                              -----------------    -----------------
        Total Liabilities....................................................  $      871.0         $      843.9
                                                                              =================    =================

        (1) Amounts are now included in the consolidated balance sheet at December 31, 2009 on a line-by-line basis.

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        STATEMENTS OF EARNINGS
        Investment income (net of investment
          expenses of $10.2, $19.3 and $19.6)..............  $        60.0       $       64.0       $       64.9
        Investment (losses) gains, net:
          Total OTTI losses................................           (5.1)              (5.6)              (8.6)
          Portion of loss recognized in other
             comprehensive income..........................            -                  -                  -
                                                            -----------------   ----------------   -----------------
               Net impairment losses recognized............           (5.1)              (5.6)              (8.6)
          Other investment (losses) gains, net.............           (1.3)                .8                7.8
                                                            -----------------   ----------------   -----------------
                 Total investment losses, net..............           (6.4)              (4.8)               (.8)
                                                            -----------------   ----------------   -----------------
        Policy fees, premiums and other income.............           (2.8)                .1                 .2
                                                            -----------------   ----------------   -----------------
        Total revenues.....................................           50.8               59.3               64.3
                                                            -----------------   ----------------   -----------------

        Benefits and other deductions......................           69.2              101.7               80.0
        Losses charged to the
          allowance for future losses......................            -                  -                (15.6)
                                                            -----------------   ----------------   -----------------
        Pre-tax loss from operations.......................          (18.4)             (42.4)               (.1)

        Income tax benefit ................................            8.7               14.9                -
                                                            -----------------   ----------------   -----------------

        Losses from Wind-up Annuities......................  $        (9.7)      $      (27.5)      $        (.1)
                                                            =================   ================   =================

17)     ACCUMULATED OTHER COMPREHENSIVE (LOSS) INCOME

        Accumulated other comprehensive (loss) income represents cumulative gains and losses on items that are not reflected in earnings. The balances for the past three years follow:

                                                                                 DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Unrealized gains (losses) on investments........... $          9.2      $    (1,322.0)     $       122.3
        Defined benefit pensions plans.....................         (967.9)            (964.8)            (371.5)
        Impact of implementing new accounting guidance,
          net of taxes.....................................          (62.0)               -                  -
                                                            -----------------   ----------------   -----------------
        Total accumulated other
          comprehensive loss...............................       (1,020.7)          (2,286.8)            (249.2)
        Accumulated other comprehensive (income) loss
          attributable to noncontrolling interest..........          (15.0)              51.2              (18.7)
                                                            -----------------   ----------------   -----------------
        Accumulated Other Comprehensive Loss Attributable
          to AXA Equitable................................. $     (1,035.7)     $    (2,235.6)     $      (267.9)
                                                            =================   ================   =================

        The components of other comprehensive loss for the past three years follow:

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Net unrealized gains (losses) on investments:
          Net unrealized gains (losses) arising during
            the period..................................... $      2,391.1      $    (2,533.5)     $      (357.8)
          (Gains) losses reclassified into net (loss)
            earnings during the period.....................         (164.9)              75.3               22.7
                                                            -----------------   ----------------   -----------------
        Net unrealized gains (losses) on investments.......        2,556.0           (2,608.8)            (380.5)
        Adjustments for policyholders liabilities,
            DAC and deferred income taxes..................       (1,224.8)           1,164.5              211.7
                                                            -----------------   ----------------   -----------------

        Change in unrealized gains (losses),
          net of adjustments...............................        1,331.2           (1,444.3)            (168.8)
        Change in defined benefits pension plans...........           (3.1)            (593.3)              78.0
                                                            -----------------   ----------------   -----------------
        Total other comprehensive income (loss),
          net of income taxes..............................        1,328.1           (2,037.6)             (90.8)
        Other comprehensive (income) loss
          attributable to noncontrolling interest..........          (66.2)              69.9               (9.8)
                                                            -----------------   ----------------   -----------------
        Other Comprehensive Income (Loss)
          Attributable to AXA Equitable.................... $      1,261.9      $    (1,967.7)     $      (100.6)
                                                            =================   ================   =================


18)     COMMITMENTS AND CONTINGENT LIABILITIES

        Debt Maturities
        ---------------

        At December 31, 2009, aggregate maturities of the long-term debt, including any current portion of long-term debt, based on required principal payments at maturity were none for 2010-2014 and $200.0 million thereafter.

        Leases
        ------

        The Company has entered into operating leases for office space and certain other assets, principally information technology equipment and office furniture and equipment. Future minimum payments under non-cancelable operating leases for 2010 and the four successive years are $203.9 million, $205.2 million, $212.5 million, $218.8 million, $210.7 million and $2,243.3 million thereafter. Minimum future sublease rental income on these non-cancelable operating leases for 2010 and the four successive years is $8.4 million, $5.4 million, $4.0 million, $3.9 million, $3.6 million and $9.4 million thereafter.

        The Company has entered into capital leases for certain information technology equipment. Future minimum payments under non-cancelable capital leases for 2010 and the four successive years is $0.6 million, $0.5 million, $0.4 million, $0.2 million, $0.1 million and zero thereafter.

        Restructuring
        -------------

        As part of the Company's on-going efforts to reduce costs and operate more efficiently, from time to time, management has approved and initiated plans to reduce headcount and relocate certain operations. The restructuring costs and liabilities associated with the Company's initiatives were as follows:

                                                                                  DECEMBER 31,
                                                            ---------------------------------------------------------
                                                                  2009                2008               2007
                                                            ------------------  -----------------  ------------------
                                                                                 (IN MILLIONS)

        Balance, beginning of year.......................... $        59.6      $        30.7      $        18.3
        Additions  .........................................          79.1               67.9               24.9
        Cash payments ......................................        (111.5)             (33.8)             (10.8)
        Other reductions....................................          (6.9)              (5.2)              (1.7)
                                                            ------------------  -----------------  ------------------
        Balance, End of Year ............................... $        20.3      $        59.6      $        30.7
                                                            ==================  =================  ==================

        Guarantees and Other Commitments
        --------------------------------

        The Company provides certain guarantees or commitments to affiliates, investors and others. At December 31, 2009, these arrangements include commitments by the Company to provide equity financing of $615.1 million to certain limited partnerships under certain conditions. Management believes the Company will not incur material losses as a result of these commitments.

        AXA Equitable is the obligor under certain structured settlement agreements it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, AXA Equitable owns single premium annuities issued by previously wholly owned life insurance subsidiaries. AXA Equitable has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the need for AXA Equitable to satisfy those obligations is remote.

        The Company had $59.8 million of undrawn letters of credit related to reinsurance at December 31, 2009. AXA Equitable had $56.8 million of commitments under existing mortgage loan agreements at December 31, 2009.

        In February 2002, AllianceBernstein signed a $125.0 million agreement with a commercial bank under which it guaranteed certain obligations of SCBL incurred in the ordinary course of its business in the event SCBL is unable to meet these obligations. During 2009, AllianceBernstein was not required to perform under the agreement and at December 31, 2009 had no liability outstanding in connection with the agreement.


19)     LITIGATION

        A putative class action entitled Eagan et al. v. AXA Equitable Life Insurance Company was filed in the District Court for the Central District of California in December 2006 against AXA Equitable as plan sponsor and fiduciary for an ERISA retiree health plan. The action was brought by two plan participants on behalf of all past and present employees and agents who received retiree medical benefits from AXA Equitable at any time after January 1, 2004, or who will receive such benefits in 2006 or later, excluding certain retired agents. Plaintiffs allege that AXA Equitable's adoption of a revised version of its retiree health plan in 1993 (the "1993 Plan") was not authorized or effective. Plaintiffs contend that AXA Equitable has therefore breached the retiree health plan by imposing the terms of the 1993 Plan on plaintiffs and other retirees. Plaintiffs allege that, even if the 1993 Plan is controlling, AXA Equitable has violated the terms of the retiree health plan by imposing health care costs and coverages on plaintiffs and other retirees that are not authorized under the 1993 Plan. Plaintiffs also allege that AXA Equitable breached fiduciary duties owed to plaintiffs and retirees by allegedly misrepresenting and failing to disclose information to them. The plaintiffs seek compensatory damages, restitution and injunctive relief prohibiting AXA Equitable from violating the terms of the applicable plan, together with interest and attorneys' fees. In March 2007, AXA Equitable filed a motion to dismiss. In July 2007, the plaintiffs filed an amended complaint that (i) redefined the scope of the class to now include all retired employee and independent contractor agents formerly employed by AXA Equitable who received medical benefits after December 1, 2000 or who will receive such benefits in the future, excluding certain retired agents, and (ii) eliminated the claim based on a breach of fiduciary duty and certain claims related to health care costs. In September 2007, AXA Equitable filed its answer to the amended complaint. In April 2008, the plaintiffs filed a motion for class certification. In January 2009, AXA Equitable filed a motion to dismiss the complaint for lack of subject matter jurisdiction, which was denied by the Court in February 2009. In March 2009, AXA Equitable stipulated to class certification relating to the imposition of a "cap" or "company contribution limit" on the amount it would contribute to retiree's health care costs. In June 2009, AXA Equitable filed an opposition to class certification of the claim in which plaintiffs allege that AXA Equitable improperly replaced certain health care options with purportedly inferior options. In December 2009, the Court denied the health care options class certification, allowing plaintiffs to replead. In January 2010, the plaintiffs filed a second amended complaint. The trial date is currently scheduled for June 2010.

        ALLIANCEBERNSTEIN LITIGATION

        Market Timing-Related Matters

        In October 2003, a purported class action complaint entitled HINDO, ET AL. V. ALLIANCEBERNSTEIN GROWTH & INCOME FUND, ET AL. ("Hindo Complaint") was filed against AllianceBernstein, AllianceBernstein Holding, AllianceBernstein Corporation, AXA Financial, certain investment company funds (the "U.S. Funds") distributed by AllianceBernstein Investments, Inc., a wholly-owned subsidiary of AllianceBernstein, the registrants and issuers of those funds, certain officers of AllianceBernstein (the "AllianceBernstein defendants"), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint alleges that certain defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of U.S. Fund securities, violating various securities laws.

        Following October 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various Federal and state courts against AllianceBernstein and certain other defendants. In September 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of AllianceBernstein Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of AllianceBernstein.

        In April 2006, AllianceBernstein and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which AllianceBernstein previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of AllianceBernstein Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

                       -----------------------------------

        Although the outcome of litigation generally cannot be predicted with certainty, management intends to vigorously defend against the allegations made by the plaintiffs in the actions described above and believes that the ultimate resolution of the litigations described above involving AXA Equitable and/or its subsidiaries should not have a material adverse effect on the consolidated financial position of the Company. Management cannot make an estimate of loss, if any, or predict whether or not any of the litigations described above will have a material adverse effect on the Company's consolidated results of operations in any particular period.

        In addition to the type of matters described above, a number of lawsuits have been filed against life and health insurers in the jurisdictions in which AXA Equitable and its respective insurance subsidiaries do business involving insurers' sales practices, alleged agent misconduct, alleged failure to properly supervise agents, contract administration and other matters. The resolution of the lawsuits alleging these and other claims in the past have resulted in the award of substantial judgments against other insurers, including material amounts of punitive damages, or in substantial settlements. In some states, juries have substantial discretion in awarding punitive damages. AXA Equitable and AXA Life, like other life and health insurers, from time to time are involved in such litigations. Some of these actions and proceedings filed against AXA Equitable and its subsidiaries have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on the Company's consolidated financial position or results of operations. However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given matter.


20)     INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

        AXA Equitable is restricted as to the amounts it may pay as dividends to AXA Financial. Under the applicable states' insurance law, a domestic life insurer may, without prior approval of the Superintendent, pay a dividend to its shareholders not exceeding an amount calculated based on a statutory formula. This formula would permit AXA Equitable to pay shareholder dividends not greater than $311.6 million during 2010. Payment of dividends exceeding this amount requires the insurer to file notice of its intent to declare such dividends with the Superintendent who then has 30 days to disapprove the distribution. For 2009, 2008 and 2007, the Insurance Group statutory net income (loss) totaled $1,782.9 million, $(1,074.8) million and $605.8 million, respectively. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $3,838.0 million and $3,588.1 million at December 31, 2009 and 2008, respectively. In 2007, AXA Equitable paid $600.0 million in shareholder dividends; no dividends were paid in 2009 and 2008.

        At December 31, 2009, AXA Equitable, in accordance with various government and state regulations, had $84.4 million of securities on deposit with such government or state agencies.

        In fourth quarter 2008, AXA Equitable issued two $500.0 million surplus notes to AXA Financial. The notes, both of which mature on December 1, 2018, have a fixed interest rate of 7.1%. The accrual and payment of interest expense and the payment of principal related to surplus notes require approval from the New York State Insurance Department ("the NYID"). Interest expense in 2010 will approximate $71.0 million.

        At December 31, 2009 and for the year then ended, there were no differences in net income and capital and surplus resulting from practices prescribed and permitted by NYID and those prescribed by NAIC Accounting Practices and Procedures effective at December 31, 2009.

        Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from U.S. GAAP. The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total equity under U.S. GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from U.S. GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under U.S. GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, Federal income taxes are provided on the basis of amounts currently payable with limited recognition of deferred tax assets while under U.S. GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured; (e) the valuation of assets under SAP and U.S. GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) the valuation of the investment in AllianceBernstein and AllianceBernstein Holding under SAP reflects a portion of the market value appreciation rather than the equity in the underlying net assets as required under U.S. GAAP; (g) the provision for future losses of the discontinued Wind-Up Annuities business is only required under U.S. GAAP; (h) reporting the surplus notes as a component of surplus in SAP but as a liability in U.S. GAAP; (i) computer software development costs are capitalized under U.S. GAAP but expensed under SAP; (j) certain assets, primarily pre-paid assets, are not admissible under SAP but are admissible under U.S. GAAP and (k) the fair valuing of all acquired assets and liabilities including intangible assets are required for U.S. GAAP purchase accounting.

        The following reconciles the Insurance Group's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by NYID laws and regulations with net earnings and equity on a U.S. GAAP basis.

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Net change in statutory surplus and
          capital stock.................................... $        (39.1)     $    (3,414.3)     $        71.7
        Change in AVR......................................          288.9             (808.4)            (167.2)
                                                            -----------------   ----------------   -----------------
        Net change in statutory surplus, capital stock
          and AVR..........................................          249.8           (4,222.7)             (95.5)
        Adjustments:
          Future policy benefits and policyholders'
            account balances...............................       (5,995.3)               3.2              415.1
          DAC..............................................          860.4           (2,089.9)             620.1
          Deferred income taxes............................        1,167.0           (4,116.6)            (677.8)
          Valuation of investments.........................         (659.3)           3,695.4                2.8
          Valuation of investment subsidiary...............         (578.9)           5,046.4              461.7
          Change in fair value of GMIB
             reinsurance contracts.........................       (2,565.9)           1,566.8                6.9
          Pension adjustment..............................            17.0            1,389.7                -
          Premiums and benefits ceded to AXA Bermuda......         5,540.8            2,846.7                -
          Issuance of surplus notes.......................             -             (1,000.0)               -
          Shareholder dividends paid......................             -                  -                600.0
          Changes in non-admitted assets...................           29.5              136.9               19.4
          Other, net.......................................          (32.4)             (12.6)            (150.3)
          U.S. GAAP adjustments for Wind-up Annuities .....         (195.5)             (16.7)              31.2
                                                            -----------------   ----------------   -----------------
        U.S. GAAP Net (Loss) Earnings ..................... $     (2,162.8)     $     3,226.6      $     1,233.6
                                                            =================   ================   =================

                                                                                  DECEMBER 31,
                                                            ---------------------------------------------------------
                                                                  2009               2008                2007
                                                            -----------------   ----------------   ------------------
                                                                                 (IN MILLIONS)

        Statutory surplus and capital stock................ $      3,115.9      $     3,155.0      $     6,569.3
        AVR................................................          722.0              433.1            1,242.7
                                                            -----------------   ----------------   ------------------
        Statutory surplus, capital stock and AVR...........        3,837.9            3,588.1            7,812.0
        Adjustments:
          Future policy benefits and policyholders'
             account balances..............................       (1,463.6)          (1,487.3)          (2,270.2)
          DAC..............................................        7,745.2            7,482.0            9,019.3
          Deferred income taxes............................       (3,704.9)          (4,585.1)          (1,089.3)
          Valuation of investments.........................          672.8           (2,312.5)             457.1
          Valuation of investment subsidiary...............       (1,018.9)             588.1           (4,458.3)
          Fair value of GMIB reinsurance contracts.........        2,255.8            4,821.7              124.7
          Deferred cost of insurance ceded
             to AXA Bermuda................................        3,177.5            3,495.8                -
          Non-admitted assets..............................        1,036.2            1,144.0            1,014.5
          Issuance of surplus notes........................       (1,524.9)          (1,524.9)            (524.8)
          Other, net.......................................         (152.2)             141.3               76.0
          U.S. GAAP adjustments for Wind-up Annuities......            -                 12.4                1.5
                                                            -----------------   ----------------   ------------------
        U.S. GAAP Total AXA Equitable Equity............... $     10,860.9      $    11,363.6      $    10,162.5
                                                            =================   ================   ==================

21)     BUSINESS SEGMENT INFORMATION

        The following tables reconcile segment revenues and earnings from continuing operations before income taxes to total revenues and earnings as reported on the consolidated statements of earnings and segment assets to total assets on the consolidated balance sheets, respectively.

                                                                  2009               2008               2007
                                                            -----------------   ----------------  ------------------
                                                                                 (IN MILLIONS)

       SEGMENT REVENUES:
       Insurance..........................................   $       336.3       $    15,075.4     $     6,903.3
       Investment Management (1)..........................         2,941.7             3,542.7           4,561.8
       Consolidation/elimination..........................           (36.0)              (76.5)            (91.4)
                                                            -----------------   ----------------  ------------------
       Total Revenues.....................................   $     3,242.0       $    18,541.6     $    11,373.7
                                                            =================   ================  ==================

        (1) Intersegment investment advisory and other fees of approximately $55.6 million, $93.3 million and $128.9 million for 2009, 2008 and 2007, respectively, are included in total revenues of the Investment Management segment.

       SEGMENT (LOSS) EARNINGS FROM CONTINUING                    2009                2008               2007
          OPERATIONS BEFORE INCOME TAXES:                   -----------------   -----------------  -----------------
                                                                                   (IN MILLIONS)

       Insurance..........................................   $    (3,665.7)     $     4,453.8      $     1,278.0
       Investment Management..............................           588.7              932.2            1,400.5
       Consolidation/elimination..........................            (1.7)               (.4)               -
                                                            -----------------   -----------------  -----------------
       Total (Loss) Earnings from Continuing Operations
          before Income Taxes.............................   $    (3,078.7)     $     5,385.6      $     2,678.5
                                                            =================   =================  =================

                                                                                     DECEMBER 31,
                                                                    ------------------------------------------------
                                                                             2009                     2008
                                                                    -----------------------   ----------------------
                                                                                     (IN MILLIONS)
       SEGMENT ASSETS:
       Insurance..........................................            $    139,202.3           $    123,757.3
       Investment Management..............................                  10,770.7                 12,520.2
       Consolidation/elimination..........................                     (68.6)                   (11.2)
                                                                    -----------------------   ----------------------
       Total Assets.......................................            $    149,904.4           $    136,266.3
                                                                    =======================   ======================

        In accordance with SEC regulations, securities with a fair value of $947.9 million and $2,547.9 million have been segregated in a special reserve bank custody account at December 31, 2009 and 2008, respectively, for the exclusive benefit of securities broker-dealer or brokerage customers under Rule 15c3-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

22)     QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

        The quarterly results of operations for 2009 and 2008 are summarized below:

                                                                    THREE MONTHS ENDED
                                       ------------------------------------------------------------------------------
                                           MARCH 31           JUNE 30           SEPTEMBER 30          DECEMBER 31
                                       -----------------  -----------------   ------------------   ------------------
                                                                       (IN MILLIONS)
        2009
        ----
        Total Revenues................ $      1,320.3     $     (1,033.8)     $     1,685.1        $     1,270.4
                                       =================  =================   ==================   ==================

        Loss from Continuing
          Operations, Net of Income
          Taxes....................... $       (315.4)    $     (1,347.4)     $      (140.6)       $      (362.1)
                                       =================  =================   ==================   ==================

        Net Loss, Attributable to
          AXA Equitable............... $       (310.3)    $     (1,343.9)     $      (145.1)       $      (363.5)
                                       =================  =================   ==================   ==================

        2008
        ----
        Total Revenues................ $      3,782.6     $      2,401.3      $     3,377.7        $     8,980.0
                                       =================  =================   ==================   ==================

        Earnings from Continuing
          Operations, Net of
          Income Taxes................ $        595.6     $        505.1      $        91.6        $     2,032.8
                                       =================  =================   ==================   ==================

        Net Earnings, Attributable to
          AXA Equitable............... $        607.4     $        510.6      $        96.6        $     2,012.0
                                       =================  =================   ==================   ==================

                                     PART C

                                OTHER INFORMATION
                                -----------------

Item 29.   Financial Statements and Exhibits
           ---------------------------------

           (a) Financial Statements included in Part B for both the Members Retirement Program contract and Retirement Investment Account contract, respectively:

                 Financial Statements of AXA Equitable Life Insurance Company and Separate Account Nos. 13 (Pooled), 10 (Pooled), 4 (Pooled), (Pooled) and 66 are included in each of the above contract's Statement 3 of Additional Information, respectively.

           (b)   Exhibits.

           The following Exhibits correspond to those required by paragraph (b) of Item 29 as to exhibits in Form N-3:

           1. Resolutions of the Board of Directors of AXA Equitable Life Insurance Company ("AXA Equitable") authorizing the establishment of Separate Account Nos. 3, 4 and 10 and additional similar separate accounts, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant, filed April 14, 1986.

           2.    Not Applicable.

           3.    Not Applicable.

           4.    (a)    Investment Advisory Agreement between Equitable and
                        Equitable Investment Management Corporation dated
                        October 31, 1983, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed on April 14, 1986.

                 (b) Investment Advisory and Management Agreement by and between Alliance Capital Management L.P., Alliance Corporate Finance Group Incorporated, an indirect wholly owned subsidiary of Alliance, and The Equitable Life Assurance Society of the United States, incorporated by reference to Exhibit No. 4(b) to Registration Statement No. 33-76028 filed on
                        March 3, 1994.

                 (c) Participation Agreement among EQ Advisors Trust, The Equitable Life Assurance Society of the United States, Equitable Distributors, Inc. and EQ Financial Consultants, Inc. (now AXA Advisors, LLC), dated as of the 14th day of April 1997, incorporated by reference to the Registration Statement of EQ Advisors Trust (File No. 333-17217) on Form N-1A, filed August 28, 1997.

                 (d) Form of Participation Agreement among AXA Premier VIP Trust, The Equitable Life Assurance Society of the United States, Equitable Distributors, Inc., AXA Distributors LLC, and AXA Advisors, LLC, incorporated by reference to Exhibit No. 8(b) to Registration Statement File No. 333-60730, filed on December 5, 2001.

           5.    (a)    Sales Agreement, dated as of January 1, 1996, by and
                        among Equico Securities, Inc., Equitable, and Separate
                        Account A, Separate Account No. 301 and Separate
                        Account No. 51, incorporated by reference to Exhibit
                        No. 4(d) to Registration Statement No. 33-76028 filed on April 29, 1996.

                 (b) Distribution Agreement for services by The Equitable Life Assurance Society of the United States to AXA Network, LLC and its subsidiaries dated January 1, 2000, incorporated by reference to Exhibit No. 3(d) to Registration Statement File No. 33-58950, filed on
                        April 19, 2001.

                 (c) Distribution Agreement for services by AXA Network, LLC and its subsidiaries to The Equitable Life Assurance Society of the United States dated January 1, 2000, incorporated by reference to Exhibit No. 3(e) to Registration File No. 33-58950, filed on April 19, 2001.

                 (d) General Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Exhibit 3(h) to the Registration Statement on Form N-4, File No. 2-30070, filed April 19, 2005.

                 (e) First Amendment to General Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to
                        Exhibit 3(i) to the Registration Statement on Form N-4, File No. 2-30070, filed April 19, 2004.

                 (f) Second Amendment to General Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to
                        Exhibit 3(j) to the Registration Statement on Form N-4, File No. 2-30070, filed April 19, 2004.

                 (g) Third Amendment to General Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-127445), filed on August 11, 2005.

                 (h) Fourth Amendment to General Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-127445), filed on August 11, 2005.

                 (i) Fifth Amendment, dated as of November 1, 2006, to General Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference
                        Exhibit 4 (p) to the Registration Statement on Form N-4 (File No. 2-30070), filed on April 24, 2007.

                 (j) Sixth Amendment, dated as of February 15, 2008, to General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) to Exhibit 3(q), filed on April 20, 2009.

                 (k) Seventh Amendment, dated as of February 15, 2008, to General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) to Exhibit 3(r), filed on April 20, 2009.

                 (l) Eighth Amendment, dated as of November 1, 2008, to General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) to Exhibit 3(s), filed on April 20, 2009.

                 (m) Form of Sales Agreement between Equitable Variable Life Insurance Company and The Equitable Life Assurance Society of the United States for itself and on behalf of its Separate Account No. 51, incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-46995 on Form N-3 of Registrant, filed March 2, 1993.

                 (n) Sales Agreement dated as of January 1, 1994 by and among Equico Securities, Inc.(now AXA Advisors, LLC), Equitable, and Separate Account A, Separate Account No. 301 and Separate Account No. 51, incorporated by reference to Registration Statement No. 33-91588 on Form N-3 of Registrant, filed on April 26, 1995.

                 The following Exhibits relate to the Retirement Investment
                 Account:

           6.    (a)1   Group Annuity Contract AC 5000 - 83T (No. 15,740)
                        between Equitable and United States Trust Company of
                        New York as Trustee under Retirement Investment
                        Account Master Retirement Trust, incorporated by reference to Registration No. 2-91983 on Form N-3 of
                        Registrant filed April 14, 1986.

                 (a)2 Riders 1, 2, 3, 4, 5, 6 and 7 to Group Annuity Contract AC 5000 - 83T (No. 15,740) between Equitable and United States Trust Company of New York as Trustee under Retirement Investment Account Master Retirement Trust, as executed, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed April 28, 1988.

                 (a)3 Form of Rider 8 to Group Annuity Contract AC 5000 - 83T (No. 15,740) between Equitable and United States Trust Company of New York as Trustee under Retirement Investment Account Master Retirement Trust, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed February 25, 1992.

                 (a)4 Form of Rider 9 to Group Annuity Contract AC 5000 - 83T between Equitable and United States Trust Company of New York as Trustee under Retirement Investment Account Master Retirement Trust, incorporated by reference to Exhibit No. 6(a)4 to Registration Statement No. 33-76028 filed on March 3, 1994.

                 (b)1 Group Annuity Contract AC 5000 - 83E (No. 15,739) between Equitable and United States Trust Company of New York as Trustee under Retirement Investment Account Retirement Trust, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed April 14, 1986.

                 (b)2 Riders l, 2, 3, 4, 5, 6 and 7 to Group Annuity Contract AC 5000 - 83E (No. 15,739) between Equitable and United States Trust Company of New York as Trustee under Retirement Investment Account Retirement Trust, as executed, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed April 14, 1986.

                 (b)3 Form of Rider 8 to Group Annuity Contract AC 5000 - 83E (No. 15,739) between Equitable and United States Trust Company of New York, as Trustee under Retirement Investment Account Master Retirement Trust, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed February 25, 1992.

                 (b)4 Form of Rider 9 to Group Annuity Contract AC 5000 - 83E between Equitable and United States Trust Company of New York, as Trustee under Retirement Investment Account Master Retirement Trust, incorporated by reference to Exhibit No. 6(b)4 to Registration Statement No. 33-76028 filed on March 3, 1994.

                 (c)1 Retirement Investment Account Master Retirement Trust effective as of January 1, 1979, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed April 14, 1986.

                 (c)2 Amendment to the Retirement Investment Account Master Retirement Trust effective July 1, 1984,incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed April 14, 1986.

                 (c)3 Revised Retirement Investment Account Master Retirement Trust effective as of March 1, 1990, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed April 27, 1990.

                 (c)4 Form of Restated Retirement Investment Account Master Retirement Trust as submitted to the Internal Revenue Service, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed February 25, 1992.

                 The following Exhibits relate to the Members Retirement
                 Program:

                 (d) Exhibit 6(e) (Copy of Group Annuity Contract AC 6059, effective August 30, 1984, among the United States Trust Company of New York and The Equitable Life Assurance Society of the United States), incorporated by reference to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1988.

                 (e) Exhibit 6(f) (Form of Rider No. 1 to Group Annuity Contract AC 6059 between the United States Trust Company of New York and The Equitable Life Assurance Society of the United States), incorporated by reference to Registration No. 33-34554 on Form N-3 of Registrant, filed April 26, 1990.

                 (f) Exhibit 6(g) (Form of Rider No. 2 to Group Annuity Contract AC 6059 between the United States Trust Company of New York and The Equitable Life Assurance Society of the United States), incorporated by reference to Registration No. 33-34554 on Form N-3 of Registrant, filed April 26, 1990.

                 (g) Form of Rider No. 3 to Group Annuity Contract AC 6059 between the United States Trust Company of New York and The Equitable Life Assurance Society of the United States, incorporated by reference to Registration No. 33-46995 on Form N-3 of Registrant, filed April 8, 1992.

                 (h) Form of Rider No. 4 to Group Annuity Contract AC 6059 between the United States Trust Company of New York and The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-46995 on Form N-3 of Registrant, filed March 2, 1993.

                 (i) Form of Rider No. 5 to Group Annuity Contract AC 6059 between The Chase Manhattan Bank, N.A. and The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement No. 33-91588 on Form N-3 of Registrant, filed April 29, 1997.

                 (j) Form of Rider No. 6 to Group Annuity Contract AC 6059 between The Chase Manhattan Bank, N.A. and The Equitable Life Assurance Society of the United States, filed herewith.

                 (k) Form of Rider No. 7 to Group Annuity Contract AC 6059 between The Chase Manhattan Bank, N.A. and The Equitable Life Assurance Society of the United States, filed herewith.

                 (l) Form of Rider No. 8 to Group Annuity Contract AC 6059 between The Chase Manhattan Bank, N.A. and The Equitable Life Assurance Society of the United States, filed herewith.

                 The following exhibits relate to the Retirement Investment
                 Account:

           7.    (a)    Retirement Investment Account Enrollment Forms -
                        Including Participation and Enrollment Agreements, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed April 14, 1986.

                 (b)(1) Supplementary Agreement to Master Retirement Trust
                        Participation Agreement, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed April 14, 1986.

                 (b)(2) Supplementary Agreement B to Master Retirement Trust
                        Participation Agreement (RIA Loans), incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed April 28, 1988.

                 (b)(3) Form of Supplementary Agreement A to Master
                        Retirement Trust Participation Agreement (RIA Partial Funding), as amended, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed April 30, 1991.

                 (b)(4) Form of Supplementary Agreement to Master Retirement
                        Trust Participation Agreement (The Bond Account), incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed February 25, 1992.

                 (c) Basic Installation Information Form, dated May, 1989, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed April 24, 1992.

                 (d) RIA Installation Agreement, dated May, 1989, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed April 24, 1992.

                 The following Exhibits relate to the Members Retirement
                 Program:

                 (e) Exhibit 7(k) (Form of Participation Agreement for the standardized profit-sharing Plan under the Association Members Program), incorporated by reference to Post-Effective Amendment No. 1 on Form N-3 to Registration Statement on Form S-1 of Registrant, filed April 16, 1986.

                 (f) Exhibit 7(l) (Form of Participation Agreement for the non-standardized Profit-Sharing Plan under the Association Members Program), incorporated by reference to Post-Effective Amendment No. 1 on Form N-3 to Registration Statement on Form S-1 of Registrant, filed April 16, 1986.

                 (g) Exhibit 7(m) (Form of Participation Agreement for the standardized Defined Contribution Pension Plan under the Association Members Program), incorporated by reference to Post-Effective Amendment No. 1 on Form N-3 to Registration Statement on Form S-1 of Registrant, filed April 16, 1986.

                 (h) Exhibit 7(n) (Form of Participation Agreement for the non-standardized Defined Contribution Pension Plan under the Association Members Program), incorporated by reference to Post-Effective Amendment No. 1 on Form N-3 to Registration Statement on Form S-1 of Registrant, filed April 16, 1986.

                 (i) Exhibit 7(r) (Copy of Attachment to Profit Sharing Participation Agreement under the Association Members Retirement Plan of the Equitable Life Assurance Society of the United States), incorporated by reference to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1988.

                 (j) Exhibit 7(0)(2) (Form of Participant Enrollment Form under the Association Members Program), incorporated by reference to Post-Effective Amendment No. 2 in Form N-3 to Registration Statement on Form S-1 of Registrant, filed April 21, 1987.

                 (k) Exhibit 7(t) (Form of Standardized Participation Agreement under the Association Members Defined Benefit Pension Plan), incorporated by reference to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1988.

                 (l) Exhibit 7(ee) (Form of Standardized Participation Agreement for the Defined Contribution Pension Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                 (m) Exhibit 7(ff) (Form of Non-Standardized Participation Agreement for the Defined Contribution Pension Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                 (n) Exhibit 7(gg) (Form of Standardized Participation Agreement for the Profit-Sharing Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                 (o) Exhibit 7(hh) (Form of Non-Standardized Participation Agreement for the Profit-Sharing Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                 (p) Exhibit 7 (ii) (Form of Simplified Participation Agreement for the Defined Contribution Pension Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                 (q) Exhibit 7(jj) (Form of Simplified Participation Agreement for the Profit-Sharing Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                 (r) Exhibit 7(kk) (Form of Standardized (and non-integrated) Participation Agreement for the Defined Benefit Pension Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                 (s) Exhibit 7(11) (Form of Standardized (and integrated) Participation Agreement for the Defined Benefit Pension Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                 (t) Exhibit 7 (mm) (Form of Non-Standardized (and nonintegrated) Participation Agreement for the Defined Benefit Pension Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                 (u) Exhibit 7(nn) (Form of Non-Standardized (and integrated) Participation Agreement for the Defined Benefit Pension Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                 (v) Form of First Amendment to the Members Retirement Plan of The Equitable Life Assurance Society of the United States Participation Agreement, as filed with the Internal Revenue Service on December 23, 1991, incorporated by reference to Registration No. 33-46995 on Form N-3 of Registrant, filed April 8, 1992.

                 (w) Membership Retirement Program Form is incorporated by reference to Exhibit 7.(w) to Post-Effective Amendment No. 2 to Registration Statement No. 333-142461 on Form N-3, Filed April 24, 2009.

           8.    (a)    Copy of the Restated Charter of The Equitable Life
                        Assurance Society of the United States, as amended
                        January 1, 1997, incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement
                        No. 33-91588 on Form N-3 of Registrant, filed April 29,
                        1997.

                 (b) Restated Charter of AXA Equitable, as amended December 6, 2004, incorporated herein by reference to Exhibit No.
                        3.2 to Form 10-K, (File No. 000-20501), filed on March 31, 2005.


                 (c) By-Laws of The Equitable Life Assurance Society of the United States, as amended November 21, 1996, incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement No. 33-91588 on Form N-3 of Registrant, filed April 29, 1997.

                 (d) By-Laws of AXA Equitable, as amended September 7, 2004, incorporated herein by reference to Exhibit No. 6.(c) to Registration Statement on Form N-4, (File No. 333-05593), filed on April 20, 2006.

           9.    Not Applicable.

           10.   Not Applicable.

           11.   (a)    Form of Participation Agreement among EQ Advisors Trust,
                        Equitable, AXA Distributors LLC and AXA Advisors, LLC, incorporated herein by reference to Exhibit
                        23.(h)(4)(ix) to Post-Effective Amendment No. 27 to
                        Registration Statement on Form N-1A to the Registration
                        Statement of EQ Advisors Trust on Form N-1A (File Nos.
                        333-17217 and 811-07953), filed on January 15, 2004.

                 (b) Exhibit 11(e)(2) (Form of Association Members Retirement Plan, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                 (c) Exhibit 11(j)(2) (Form of Association Members Retirement Trust, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                 (d) Exhibit 11(k) (Copy of the Association Members Pooled Trust for Retirement Plans, as submitted to the Internal Revenue Service on March 3, 1987), incorporated by reference to Post-Effective Amendment No. 2 to Registration on Form S-1 of Registrant, filed April 21, 1987.

                 (e) Exhibit 11(o) (Form of Association Members Defined Benefit Pension Plan, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 3321417 on Form N-3 of Registrant, filed April 26, 1989.

                 (f) Form of First Amendment to the Pooled Trust for Association Members Retirement Plans of The Equitable Life Assurance Society of the United States, as filed with the Internal Revenue Service on December 23, 1991, incorporated by reference to Registration No. 33-46995 on Form N-3 of Registrant, filed April 8, 1992.

                 (g) Form of First Amendment to the Association Members Retirement Plan of The Equitable Life Assurance Society of the United States, as filed with the Internal Revenue Service on December 23, 1991, incorporated by reference to Registration No. 33-46995 on Form N-3 of Registrant, filed April 8, 1992.

                 (h) Form of First Amendment to the Association Members Retirement Trust of The Equitable Life Assurance Society of the United States, as filed with the Internal Revenue Service on December 23, 1991, incorporated by reference to Registration No. 33-46995 on Form N-3 of Registrant, filed April 8, 1992.

                 (i) Form of Basic Plan Document (No. 1) for Volume Submitter plan as filed with the Internal Revenue Service in November 2003, incorporated by reference to Exhibit No. 7(m) to the Registration Statement on Form N-3 covering Separate Account 4, filed on April 27, 2004.

                 (j) Form of Participation Agreement among EQ Advisors Trust, Equitable, AXA Distributors LLC and AXA Advisors, LLC, incorporated herein by reference to Exhibit 23.(h)(4)(ix) to Post-Effective Amendment No. 27 to Registration Statement on Form N-1A to the Registration Statement of EQ Advisors Trust on Form N-1A (File Nos. 333-17217 and 811-07953), filed on January 15, 2004.

           12.   (a)    Opinion and Consent of Melvin S. Altman, Esq., Vice
                        President and Associate General Counsel of The Equitable
                        Life Assurance Society of the United States, incorporated by reference to Registration No. 33-46995 on Form N-3 of Registrant, filed April 8, 1992.

                 (b) Opinion and Consent of Anthony A. Dreyspool, Vice President and Senior Counsel of The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No. 3 to Registration No. 33-46995 on Form N-3 of Registrant, filed April 21, 1993.

                 (c) Opinion and Consent of Anthony A. Dreyspool, Vice President and Senior Counsel of The Equitable Life Assurance Society of the United States incorporated by reference to Registration No. 33-61978 on Form N-3 of Registrant, filed May 3, 1993.

                 (d) Opinion and Consent of Anthony A. Dreyspool, Vice President and Senior Counsel of The Equitable Life Assurance Society of the United States, incorporated by reference to Registration No. 33-61978 on Form N-3 of Registrant, filed November 16, 1993.

                 (e) Opinion and Consent of Anthony A. Dreyspool, Vice President and Senior Counsel of The Equitable Life Assurance Society of the United States, incorporated by reference to Registration No. 33-91588 on Form N-3 of Registrant, filed April 26, 1995.

                 (f) Opinion and consent of Hope E. Rosenbaum-Werner, Vice President and Counsel of Equitable, incorporated by reference to Exhibit No. 12(a) to Registration Statement No. 333-23019 filed on March 7, 1997.

                 (g) Opinion and Consent of Mary P. Breen, Vice President and Associate General Counsel of The Equitable Life Assurance Society of the United States, incorporated herein by reference to Registration No. 333-51033, filed April 24, 1998.

                 (h) Opinion and Consent of Robin Wagner, Vice President and Counsel of The Equitable Life Assurance Society of the United States incorporated by reference to Exhibit No.12(g) to Registration Statement File No. 333-35594, filed on April 24, 2000.

                 (i) Opinion and Consent of Robin Wagner, Vice President and Counsel of Equitable previously filed with Registration Statement File No. 333-59406 on April 24, 2001.

                 (j) Opinion and Consent of Robin Wagner, Vice President and Counsel of the Equitable Life Assurance Society of the United States incorporated by reference to Registration Statement File No. 333-86472, filed on April 17, 2002.

                 (k) Opinion and Consent of Dodie Kent, Vice President and Counsel of AXA Equitable, as to the legality of the securities being registered, previously filed with Registration Statement, File No. 333-59406 on April 27, 2004.

                 (l) Opinion and Consent of Dodie Kent, Vice President and Counsel of AXA Equitable Life Insurance Company incorporated by reference to Registration Statement File No. 333-124410 filed on April 28, 2005.

                 (m) Opinion and Consent of Dodie Kent, Esq., Vice President and Counsel of AXA Equitable, incorporated by reference to Exhibit No. 12(d) to Registration Statement No. 333-59406 on Form N-3, filed on April 28, 2006.

                 (n) Opinion and Consent of Dodie Kent, Esq., Vice President and Associate General Counsel of AXA Equitable, as to the legality of the securities being registered, incorporated herein by reference to post-effective amendment no. 1 on Form N-3 (File No. 333-142453) filed on April 30, 2007.

                 (o) Opinion and Consent of Dodie Kent, Esq., Vice President and Associate General Counsel of AXA Equitable, as to the legality of the securities being registered, incorporated herein by reference to post-effective amendment no. 1 on Form N-3 (File No. 333-142453) filed on April 24, 2008.

                 (p) Opinion and Consent of Dodie Kent, Esq., Vice President and Associate General Counsel of AXA Equitable, as to the legality of the securities being registered, incorporated herein by reference to post-effective amendment no. 1 on Form N-3 (File No. 333-142453) filed on April 24, 2009.

                 (q) Opinion of Dodie Kent, Esq., Vice President and Associate General Counsel of AXA Equitable, as to the legality of the securities being registered, filed herewith.

           13.   (a)    Consent of PricewaterhouseCoopers LLP, filed herewith.

                 (b)    Powers of Attorney, filed herewith.

Item 30. Directors and Officers of AXA Equitable.

         Set forth below is information regarding the directors and principal officers of AXA Equitable. AXA Equitable's address is 1290 Avenue of Americas, New York, New York 10104. The business address of the persons whose names are preceded by an asterisk is that of AXA Equitable.

                                            POSITIONS AND
NAME AND PRINCIPAL                          OFFICES WITH
BUSINESS ADDRESS                            AXA EQUITABLE
----------------                            -------------

DIRECTORS

Henri de Castries                           Director
AXA
25, Avenue Matignon
75008 Paris, France

Denis Duverne                               Director
AXA
25, Avenue Matignon
75008 Paris, France

Charlynn Goins                              Director
30 Beekman Place, Apt. 8A
New York, NY 10022

Anthony J. Hamilton                         Director
AXA UK plc
5 Old Broad Street
London, England EC2N 1AD

Mary R. (Nina) Henderson                    Director
Henderson Advisory Consulting
425 East 86th Street
Apt 12-C
New York, NY 10028

James F. Higgins                            Director
Morgan Stanley
Harborside Financial Center
Plaza Two, Second Floor
Jersey City, NJ  07311

Peter S. Kraus                              Director
AllianceBernstein Corporation
1345 Avenue of the Americas
New York, NY 10105

Scott D. Miller                             Director
SSA & Company
315 East Hopkins Avenue
Aspen, CO 81611

Joseph H. Moglia                            Director
TD Ameritrade Holding Corporation
4211 South 102nd Street
Omaha, NE 68127

Lorie A. Slutsky                            Director
The New York Community Trust
909 Third Avenue
New York, NY 10022

Ezra Suleiman                               Director
Princeton University
Corwin Hall
Princeton, NJ 08544

Peter J. Tobin                              Director
1 Briarwood Lane
Denville, NJ 07834

OFFICER-DIRECTORS
-----------------

*Christopher M. Condron                     Chairman of the Board, President,
                                            Chief Executive Officer
                                            and Director

OTHER OFFICERS
--------------

*Harvey Blitz                               Senior Vice President

*Kevin R. Byrne                             Executive Vice President,
                                            Chief Investment Officer
                                            and Treasurer

*Alvin H. Fenichel                          Senior Vice President and
                                            Chief Accounting Officer

*Jennifer Blevins                           Executive Vice President

*Mary Fernald                               Senior Vice President and
                                            Chief Underwriting Officer

*David Kam                                  Senior Vice President and Actuary


*Richard S. Dziadzio                        Senior Executive Vice President and
                                            Chief Financial Officer

*Barbara Goodstein                          Executive Vice President

*Andrew J. McMahon                          Senior Executive Vice President

*Claude Methot                              Executive Vice President and
                                            President, Financial Protection and
                                            Wealth Management

*Andrew Raftis                              Senior Vice President and Auditor

*Kevin E. Murray                            Executive Vice President and
                                            Chief Information Officer

*James F. Mullery                           Senior Vice President

*Anne M. Katcher                            Senior Vice President and
                                            Senior Actuary

*Anthony F. Recine                          Senior Vice President,
                                            Chief Compliance Officer and
                                            Deputy General Counsel

*Karen Field Hazin                          Vice President, Secretary and
                                            Associate General Counsel

*Dave S. Hattem                             Senior Vice President and
                                            General Counsel

*Richard V. Silver                          Senior Executive Vice President,
                                            Chief Administrative Officer and
                                            Chief Legal Officer

*Michel Perrin                              Senior Vice President and Actuary

*Naomi J. Weinstein                         Vice President

*Charles A. Marino                          Executive Vice President and
                                            Chief Actuary

*James A. Shepherdson                       Senior Executive Vice President and
                                            President, Retirement Savings

Item 31. Persons Controlled by or Under Common Control with the Insurance Company or Registrant

Separate Account Nos. 3, 4, 10, 13 and 66 of AXA Equitable Life Insurance Company (the "Separate Accounts") are separate accounts of AXA Equitable. AXA Equitable, a New York stock life insurance company is a wholly owned subsidiary of AXA Financial, Inc. (the "Holding Company").

              AXA owns 100% of the Holding Company's outstanding common stock plus convertible preferred stock. AXA is able to exercise significant influence over the operations and capital structure of the Holding Company and its subsidiaries, including AXA Equitable. AXA, a French company, is the holding company for an international group of insurance and related financial services companies.

              The AXA Group Organizational Charts January 1st 2009 are incorporated herein by reference to Exhibit 26 to Registration Statement (File No. 333-160951) on Form N-4, filed October 23, 2009.

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2009
-------------------------------------------------------------
        AS OF :  DECEMBER 31, 2009


                                                                                                     State of       State of
                                                                                     Type of        Incorp. or      Principal
                                                                                    Subsidiary       Domicile       Operation
                                                                                    ----------       --------       ---------
                                                                                                  --------------------------------
AXA Financial, Inc.  (Notes 1 & 2)   **                                                                 DE             NY
----------------------------------------------------------------------------------------------------------------------------------
     MONY Agricultural Investment Advisers, Inc.                                    Operating           DE             CO
     -----------------------------------------------------------------------------------------------------------------------------
     MONY Capital Management, Inc.                                                  Operating           DE             NY
     -----------------------------------------------------------------------------------------------------------------------------
     MONY Asset Management, Inc.                                                    Operating           DE             NY
     -----------------------------------------------------------------------------------------------------------------------------
     787 Holdings, LLC                                                              Operating           DE             NY
     -----------------------------------------------------------------------------------------------------------------------------
     AXA Equitable Financial Services, LLC   (Notes 2 &16)                                              DE             NY
     -----------------------------------------------------------------------------------------------------------------------------
        AXA Financial (Bermuda) Ltd.*                                               Insurance        Bermuda         Bermuda
        --------------------------------------------------------------------------------------------------------------------------
        AXA Distribution Holding Corporation  (Note 2)                                                  DE             NY
        --------------------------------------------------------------------------------------------------------------------------
           AXA Advisors, LLC     (Note 5)                                                               DE             NY
           -----------------------------------------------------------------------------------------------------------------------
           AXA Network, LLC     (Note 6)                                            Operating           DE             NY
           -----------------------------------------------------------------------------------------------------------------------
              AXA Network of Alabama, LLC                                           Operating           AL             AL
              --------------------------------------------------------------------------------------------------------------------
              AXA Network of Connecticut, Maine and New York, LLC                   Operating           DE             NY
              --------------------------------------------------------------------------------------------------------------------
              AXA Network Insurance Agency of Massachusetts, LLC                    Operating           MA             MA
              --------------------------------------------------------------------------------------------------------------------
              AXA Network of Nevada, Inc.                                           Operating           NV             NV
              --------------------------------------------------------------------------------------------------------------------
              AXA Network of Puerto Rico, Inc.                                      Operating          P.R.           P.R.
              --------------------------------------------------------------------------------------------------------------------
              AXA Network Insurance Agency of Texas, Inc.                           Operating           TX             TX
           -----------------------------------------------------------------------------------------------------------------------
           PlanConnect, LLC                                                         Operating           DE             NY
        --------------------------------------------------------------------------------------------------------------------------
        AXA Equitable Life Insurance Company (Note 2 & 9) *                         Insurance           NY             NY
        --------------------------------------------------------------------------------------------------------------------------
           Equitable Deal Flow Fund, L.P.                                           Investment          DE             NY
           -----------------------------------------------------------------------------------------------------------------------
              Equitable Managed Assets, L.P.                                        Investment          DE             NY
           -----------------------------------------------------------------------------------------------------------------------
           Real Estate Partnership Equities (various)                               Investment          **
           -----------------------------------------------------------------------------------------------------------------------
           Equitable Holdings, LLC  (Notes 3 & 4)                                      HCO              NY             NY
           -----------------------------------------------------------------------------------------------------------------------
              See Attached Listing A
           -----------------------------------------------------------------------------------------------------------------------
           ACMC, Inc.     (Note 4)                                                     HCO              DE             NY
           -----------------------------------------------------------------------------------------------------------------------
           EVSA, Inc.                                                               Investment          DE             PA
        --------------------------------------------------------------------------------------------------------------------------
        AXA Equitable Life and Annuity Company * (Note 10,17 & 18)                  Insurance           NY             NY
        --------------------------------------------------------------------------------------------------------------------------
        MONY Life Insurance Company *                                               Insurance           NY             NY
        --------------------------------------------------------------------------------------------------------------------------
              See Attached Listing C
              --------------------------------------------------------------------------------------------------------------------

                                                                                                  Parent's
                                                                                      Number of  Percent of
                                                                         Federal       Shares    Ownership          Comments
                                                                        Tax ID #        Owned    or Control (e.g., Basis of Control)
                                                                        ---------       -----    ---------- -----------------------
                                                                       -------------
AXA Financial, Inc.  (Notes 1 & 2)   **                                13-3623351
------------------------------------------------------------------------------------
     MONY Agricultural Investment Advisers, Inc.                       75-2961816                  100.00%
     -------------------------------------------------------------------------------
     MONY Capital Management, Inc.                                     13-4194065                  100.00%
     -------------------------------------------------------------------------------
     MONY Asset Management, Inc.                                       13-4194080                  100.00%
     -------------------------------------------------------------------------------
     787 Holdings, LLC                                                 See Note 19                 100.00%
     -------------------------------------------------------------------------------
     AXA Equitable Financial Services, LLC   (Notes 2 &16)             52-2197822             -    100.00%
     -------------------------------------------------------------------------------
        AXA Financial (Bermuda) Ltd.*                                  14-1903564       250,000    100.00%
        ----------------------------------------------------------------------------
        AXA Distribution Holding Corporation  (Note 2)                 13-4078005         1,000    100.00%
        ----------------------------------------------------------------------------
           AXA Advisors, LLC     (Note 5)                              13-4071393             -    100.00%
           -------------------------------------------------------------------------
           AXA Network, LLC     (Note 6)                               06-1555494             -    100.00%
           -------------------------------------------------------------------------
              AXA Network of Alabama, LLC                              06-1562392             -    100.00%
              ----------------------------------------------------------------------
              AXA Network of Connecticut, Maine and New York, LLC      13-4085852             -    100.00%
              ----------------------------------------------------------------------
              AXA Network Insurance Agency of Massachusetts, LLC       04-3491734             -    100.00%
              ----------------------------------------------------------------------
              AXA Network of Nevada, Inc.                              13-3389068                  100.00%
              ----------------------------------------------------------------------
              AXA Network of Puerto Rico, Inc.                         66-0577477                  100.00%
              ----------------------------------------------------------------------
              AXA Network Insurance Agency of Texas, Inc.              75-2529724         1,050    100.00%
           -------------------------------------------------------------------------
           PlanConnect, LLC                                            27-1540220                  100.00%
        ----------------------------------------------------------------------------
        AXA Equitable Life Insurance Company (Note 2 & 9) *            13-5570651     2,000,000    100.00%   NAIC # 62944
        ----------------------------------------------------------------------------
           Equitable Deal Flow Fund, L.P.                              13-3385076             -          -   G.P & L.P.
           -------------------------------------------------------------------------
              Equitable Managed Assets, L.P.                           13-3385080             -          -   G.P.
           -------------------------------------------------------------------------
           Real Estate Partnership Equities (various)                       -                 -          -   **
           -------------------------------------------------------------------------
           Equitable Holdings, LLC  (Notes 3 & 4)                      22-2766036             -    100.00%
           -------------------------------------------------------------------------
              See Attached Listing A
           -------------------------------------------------------------------------
           ACMC, Inc.     (Note 4)                                     13-2677213     5,000,000    100.00%
           -------------------------------------------------------------------------
           EVSA, Inc.                                                  23-2671508            50    100.00%
        ----------------------------------------------------------------------------
        AXA Equitable Life and Annuity Company * (Note 10,17 & 18)     13-3198083                  100.00%
        ----------------------------------------------------------------------------
        MONY Life Insurance Company *                                  13-1632487                  100.00%
        ----------------------------------------------------------------------------
              See Attached Listing C
              ----------------------------------------------------------------------

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2009
-------------------------------------------------------------

*    Affiliated Insurer

** Information relating to Equitable's Real Estate Partnership Equities is disclosed in Schedule BA, Part 1 of AXA Equitable Life's Annual Statement, which has been filed with the N.Y.S. Insurance Department.

***  All subsidiaries are corporations, except as otherwise noted.

1. The Equitable Companies Incorporated changed its name to AXA Financial, Inc. on Sept. 3, 1999.

2. Effective Sept. 20, 1999, AXA Financial, Inc. transferred ownership of Equitable Life to AXA Client Solutions, LLC, which was formed on July 19, 1999.
         Effective January 1, 2002, AXA Client Solutions, LLC transferred ownership of Equitable Life and AXA Distribution Holding Corp. to AXA Financial, Inc.
         Effective May 1, 2002, AXA Client Solutions, LLC changed its name to AXA Financial Services, LLC.
         Effective June 1, 2002, AXA Financial, Inc. transferred ownership of Equitable Life and AXA Distribution Holding Corp. to AXA Financial Services, LLC.
         Effective November 30, 2007, the name of AXA Financial Services, LLC was changed to AXA Equitable Financial Services, LLC.

3. Equitable Holding Corp. was merged into Equitable Holdings, LLC on Dec. 19, 1997.

4. In October 1999, AllianceBernstein Holding L.P. ("AllianceBernstein Holding L.P.") reorganized by transferring its business and assets to AllianceBernstein L.P., a newly formed private partnership ("AllianceBernstein").

     As of December 31, 2009, AXF's subsidiaries own 44.81% of the issued and outstanding units of limited partnership interest in AllianceBernstein (the "AllianceBernstein Units"), as follows:
            AXA Financial Bermuda, held directly 15,276,937 AllianceBernstein Units (5.50%),
            AXA Equitable Life directly own 29,100,290 AllianceBernstein
            Units (10.49%),
            ACMC, Inc. own 66,220,822 AllianceBernstein Units (23.86%), and
            As of December 31, 2009, MONY owns 6,841,642 (2.47%)
            AllianceBernstein Units and MLOA owns 2,587,472 (.93%) AllianceBernstein Units

     AllianceBernstein Corporation also own a 1% general partnership interest in AllianceBernstein L.P.

     In addition, ACMC, Inc. own 722,178 units (0.26%), representing assignments of beneficial ownership of limited partnership interests in AllianceBernstein Holding (the "AllianceBernstein Holding Units"). AllianceBernstein Corporation own 822,178 units of general partnership interest (0.30%), in AllianceBernstein Holding L.P. AllianceBernstein Holding Units are publicly traded on the New York Stock exchange.

5. EQ Financial Consultants (formerly, Equico Securities, Inc.) was merged into AXA Advisors, LLC on Sept. 20, 1999. AXA Advisors, LLC was transferred from Equitable Holdings, LLC to AXA Distribution Holding Corporation on Sept. 21, 1999.

6. Effective March 15, 2000, Equisource of New York, Inc. and 14 of its subsidiaries were merged into AXA Network, LLC, which was then sold to AXA Distribution Holding Corp. EquiSource of Alabama, Inc. became AXA Network of Alabama, LLC. EquiSource Insurance Agency of Massachusetts, Inc. became AXA Network Insurance Agency of Massachusetts, LLC. Equisource of Nevada, Inc., of Puerto Rico, Inc., and of Texas, Inc., changed their names from "EquiSource" to become "AXA Network", respectively. Effective February 1, 2002, Equitable Distributors Insurance Agency of Texas, Inc. changed its name to AXA Distributors Insurance Agency of Texas, Inc. Effective February 13, 2002 Equitable Distributors Insurance Agency of Massachusetts, LLC changed its name to AXA Distributors Insurance Agency of Massachusetts, LLC.

7. Effective June 6, 2000, Frontier Trust Company was sold by ELAS to AXF and merged into Frontier Trust Company, FSB.

8. Effective June 1, 2001, Equitable Structured Settlement Corp was transferred from ELAS to Equitable Holdings, LLC.

9. Effective September 2004, The Equitable Life Assurance Society of the United States changed its name to AXA Equitable Life Insurance Company.

10. Effective September 2004, The Equitable of Colorado changed its name to AXA Life and Annuity Company.

11.  Effective February 18, 2005, MONY Realty Capital, Inc. was sold.

12.  Effective May 26, 2005, Matrix Capital Markets Group was sold.

12.  Effective May 26, 2005, Matrix Private Equities was sold.

13.  Effective December 2, 2005, Advest Group was sold.

14. Effective February 24, 2006, Alliance Capital Management Corporation changed its name to AllianceBernstein Corporation.

15.  Effective July 11, 2007, Frontier Trust Company, FSB was sold.

16. Effective November 30, 2007, AXA Financial Services, LLC changed its name to AXA Equitable Financial Services, LLC.

17. Effective August 1, 2008, AXA Equitable Life Insurance Company tranferred ownership of AXA Life and Annuity Company to AXA Equitable Financial Services, LLC.

18. Effective September 22, 2008, AXA Life and Annuity Company changed its name to AXA Equitable Life and Annuity Company.

19. The EIN for 787 Holdings, LLC is 27-0294443, to be used for federal employment taxes and certain federal excise taxes.
        For federal tax purposes, it should generally use AXA Financial's EIN, which is 13-3623351.

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2009
-------------------------------------------------------------

    Dissolved - On November 3, 2000, Donaldson, Lufkin & Jenrette, Inc. was
                   sold to Credit Suisse Group.
              - 100 Federal Street Funding Corporation was dissolved August 31,
                   1998.
              - 100 Federal Street Realty Corporation was dissolved December 20,
                   2001.
              - CCMI Corp. was dissolved on October 7, 1999.
              - ELAS Realty, Inc. was dissolved January 29, 2002.
              - EML Associates, L.P. was dissolved March 27, 2001.
              - EQ Services, Inc. was dissolved May 11, 2001.
              - Equitable BJVS, Inc. was dissolved October 3, 1999.
              - Equitable Capital Management Corp. became ECMC, LLC on
                   November 30, 1999.
              - Equitable JV Holding Corp. was dissolved on June 1, 2002.F142
              - Equitable JVS II, Inc. was dissolved December 4, 1996
              - Equitable Underwriting & Sales Agency (Bahamas) Ltd. was
                   dissolved on December 31, 2000.
              - EREIM LP Associates (L.P.) was dissolved March 27, 2001.
              - EREIM Managers Corporation was dissolved March 27, 2001.
              - EVLICO East Ridge, Inc. was dissolved Jan. 13, 2001
              - EVLICO, Inc. was dissolved in 1999.
              - Franconom, Inc. was dissolved on December 4, 2000.
              - GP/EQ Southwest, Inc. was dissolved October 21, 1997
              - HVM Corp. was dissolved on Feb. 16, 1999.
              - ML/EQ Real Estate Portfolio, L.P. was dissolved March 27, 2001.
              - Prime Property Funding, Inc. was dissolved in Feb. 1999.
              - Sarasota Prime Hotels, Inc. became Sarasota Prime Hotels, LLC.
              - Six-Pac G.P., Inc. was dissolved July 12,1999
              - Paramount Planners, LLC., a direct subsidiary of AXA
                   Distribution Holding Corporation, was dissolved on December 5, 2003
              - Equitable Rowes Wharf, Inc. was dissolved October 12, 2004
              - ECLL Inc. was dissolved July 15, 2003
              - MONY Realty Partners, Inc. was dissolved February 2005.
              - Wil-Gro, Inc. was dissolved June, 2005.
              - Sagamore Financial LLC was dissolved August 31, 2006.
              - Equitable JVS was dissolved August, 2007.
              - Astor Times Square Corp. dissolved as of April 2007.
              - Astor/Broadway Acquisition Corp. dissolved as of  August 2007.
              - PC Landmark, Inc. has been administratively dissolved.
              - EJSVS, Inc. has been administratively dissolved.
              - STCS, Inc. was dissolved on August 15, 2007.

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2009
-------------------------------------------------------------
LISTING A - EQUITABLE HOLDINGS, LLC
-----------------------------------


                                                                                                     State of       State of
                                                                                     Type of        Incorp. or      Principal
                                                                                    Subsidiary       Domicile       Operation
                                                                                    ----------       --------       ---------
AXA Financial, Inc.
---------------------------------------------------------------------------------
     AXA Equitable Financial Services, LLC   (Note 2)
     ----------------------------------------------------------------------------
        AXA Equitable Life Insurance Company *
        -------------------------------------------------------------------------
           Equitable Holdings, LLC
           -----------------------------------------------------------------------------------------------------------------------
              ELAS Securities Acquisition Corporation                               Operating           DE             NY
              --------------------------------------------------------------------------------------------------------------------
              Equitable Casualty Insurance Company *                                Operating           VT             VT
              --------------------------------------------------------------------------------------------------------------------
              ECMC, LLC   (See Note 4 on Page 2)                                    Operating           DE             NY
              --------------------------------------------------------------------------------------------------------------------
                 Equitable Capital Private Income & Equity
                   Partnership II, L.P.                                             Investment          DE             NY
              --------------------------------------------------------------------------------------------------------------------
              AllianceBernstein Corporation (See Note 4 on Page 2)                  Operating           DE             NY
              --------------------------------------------------------------------------------------------------------------------
                  See Attached Listing B
              --------------------------------------------------------------------------------------------------------------------
              AXA Distributors, LLC                                                 Operating           DE             NY
              --------------------------------------------------------------------------------------------------------------------
                 AXA  Distributors Insurance Agency of Alabama, LLC                 Operating           DE             AL
                 -----------------------------------------------------------------------------------------------------------------
                 AXA Distributors Insurance Agency, LLC                             Operating           DE          CT, ME,NY
                 -----------------------------------------------------------------------------------------------------------------
                 AXA Distributors Insurance Agency of Massachusetts, LLC            Operating           MA             MA
                 -----------------------------------------------------------------------------------------------------------------
                 AXA Distributors Insurance Agency of Texas, Inc.                   Operating           TX             TX
              --------------------------------------------------------------------------------------------------------------------
              J.M.R. Realty Services, Inc.                                          Operating           DE             NY
              --------------------------------------------------------------------------------------------------------------------
              Equitable Structured Settlement Corp.  (See Note 8 on Page 2)         Operating           DE             NJ
              --------------------------------------------------------------------------------------------------------------------

                                                                                                   Parent's
                                                                                       Number of  Percent of       Comments
                                                                            Federal     Shares    Ownership          (e.g.,
                                                                           Tax ID #      Owned    or Control    Basis of Control)
                                                                           ---------     -----    ----------   -------------------
AXA Financial, Inc.
--------------------------------------------------------------------------
  AXA Equitable Financial Services, LLC   (Note 2)
  ------------------------------------------------------------------------
     AXA Equitable Life Insurance Company *
     ---------------------------------------------------------------------
       Equitable Holdings, LLC
       -------------------------------------------------------------------------------
          ELAS Securities Acquisition Corporation                         13-3049038       500      100.00%
          ----------------------------------------------------------------------------
          Equitable Casualty Insurance Company *                          06-1166226     1,000      100.00%
          ----------------------------------------------------------------------------
          ECMC, LLC   (See Note 4 on Page 2)                              13-3266813         -      100.00%
          ----------------------------------------------------------------------------
             Equitable Capital Private Income & Equity                                                         ECMC is G.P.
               Partnership II, L.P.                                       13-3544879         -           -     ("Deal Flow Fund II")
          ----------------------------------------------------------------------------
          AllianceBernstein Corporation (See Note 4 on Page 2)            13-3633538       100      100.00%
          ----------------------------------------------------------------------------
              See Attached Listing B
          ----------------------------------------------------------------------------
          AXA Distributors, LLC                                           52-2233674         -      100.00%
          ----------------------------------------------------------------------------
             AXA  Distributors Insurance Agency of Alabama, LLC           52-2255113         -      100.00%
             -------------------------------------------------------------------------
             AXA Distributors Insurance Agency, LLC                       06-1579051         -      100.00%
             -------------------------------------------------------------------------
             AXA Distributors Insurance Agency of
               Massachusetts, LLC                                         04-3567096         -      100.00%
             -------------------------------------------------------------------------
             AXA Distributors Insurance Agency of Texas, Inc.             74-3006330     1,000      100.00%
          ----------------------------------------------------------------------------
          J.M.R. Realty Services, Inc.                                    13-3813232     1,000      100.00%
          ----------------------------------------------------------------------------
          Equitable Structured Settlement Corp. (See Note 8 on Page 2)    22-3492811       100      100.00%
          ----------------------------------------------------------------------------

*  Affiliated Insurer

          Equitable Investment Corp merged into Equitable Holdings, LLC on
            November 30, 1999.
          Equitable Capital Management Corp. became ECMC, LLC on November 30,
            1999.
          Effective March 15, 2000, Equisource of New York, Inc. and its subsidiaries were merged into AXA Network, LLC, which was then sold to AXA Distribution Holding Corp.
          Effective January 1, 2002, Equitable Distributors, Inc. merged into
            AXA Distributors, LLC.

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2009
-------------------------------------------------------------
LISTING B - ALLIANCEBERNSTEIN CORPORATION
-----------------------------------------


                                                                                               State of       State of
                                                                               Type of        Incorp. or      Principal
                                                                              Subsidiary       Domicile       Operation
                                                                              ----------       --------       ---------
AXA Financial, Inc.
---------------------------------------------------------------------------
     AXA Equitable Financial Services, LLC   (Note 2)
     ----------------------------------------------------------------------
        AXA Equitable Life Insurance Company*
        -------------------------------------------------------------------
           Equitable Holdings, LLC
           ----------------------------------------------------------------------------------------------------------------
              AllianceBernstein Corporation                                                       DE             NY
              -------------------------------------------------------------------------------------------------------------
                 AllianceBernstein Holding L.P. (See Note 4 on Page 2)      HCO (NYSE: AB)        DE             NY
                 ----------------------------------------------------------------------------------------------------------
                 AllianceBernstein L.P.  (See Note 4 on Page 2)               Operating           DE             NY
                 ----------------------------------------------------------------------------------------------------------
                    AllianceBernstein Trust Company, LLC                      Operating           NH             NY
                    -------------------------------------------------------------------------------------------------------
                    Cursitor Alliance LLC                                        HCO              DE             MA
                    -------------------------------------------------------------------------------------------------------
                    Alliance Capital Management LLC                              HCO              DE             NY
                    -------------------------------------------------------------------------------------------------------
                       Sanford C. Bernstein & Co., LLC                        Operating           DE             NY
                    -------------------------------------------------------------------------------------------------------
                    AllianceBernstein Corporation of Delaware                    HCO              DE             NY
                     ------------------------------------------------------------------------------------------------------
                       ACAM Trust Company Private Ltd.                        Operating         India           India
                       ----------------------------------------------------------------------------------------------------
                       AllianceBernstein (Argentina) S.R.L.                   Operating       Argentina       Argentina
                       ----------------------------------------------------------------------------------------------------
                       ACM Software Services Ltd.                             Operating           DE             NY
                       ----------------------------------------------------------------------------------------------------
                       Alliance Barra Research Institute, Inc.                   HCO              DE             NY
                       ----------------------------------------------------------------------------------------------------
                        AllianceBernstein Japan Inc.                              HCO              DE            Japan
                       ----------------------------------------------------------------------------------------------------
                                AllianceBernstein Japan Ltd.                  Operating         Japan           Japan
                       ----------------------------------------------------------------------------------------------------
                       AllianceBernstein Invest. Management Australia
                          Limited                                             Operating       Australia       Australia
                       ----------------------------------------------------------------------------------------------------
                       AllianceBernstein Global Derivatives Corp.             Operating           DE             NY
                       ----------------------------------------------------------------------------------------------------
                       AllianceBernstein Investimentos (Brazil) Ltda.         Operating         Brazil         Brazil
                       ----------------------------------------------------------------------------------------------------
                       AllianceBernstein Limited                              Operating          U.K.           U.K.
                       ----------------------------------------------------------------------------------------------------
                                ACM Bernstein GmbH                            Operating        Germany         Germany
                                -------------------------------------------------------------------------------------------
                                AllianceBernstein Services Limited            Operating          U.K.           U.K.
                       ----------------------------------------------------------------------------------------------------
                       AllianceBernstein (Luxembourg) S.A.                    Operating          Lux.           Lux.
                       ----------------------------------------------------------------------------------------------------
                                AllianceBernstein (France) SAS                Operating         France         France
                       ----------------------------------------------------------------------------------------------------
                       AllianceBernstein (Mexico) S. de R.L. de C.V.          Operating         Mexico         Mexico
                       ----------------------------------------------------------------------------------------------------
                       AllianceBernstein Australia Limited                    Operating       Australia       Australia
                       ----------------------------------------------------------------------------------------------------
                       AllianceBernstein Canada, Inc.                         Operating         Canada         Canada
                       ----------------------------------------------------------------------------------------------------
                       AllianceBernstein New Zealand Limited                  Operating      New Zealand     New Zealand
                       ----------------------------------------------------------------------------------------------------

                                                                                                      Parent's
                                                                                         Number of   Percent of       Comments
                                                                              Federal     Shares     Ownership          (e.g.,
                                                                             Tax ID #      Owned     or Control    Basis of Control)
                                                                             ---------     -----     ----------   ------------------
AXA Financial, Inc.
---------------------------------------------------------------------------
   AXA Equitable Financial Services, LLC   (Note 2)
   ----------------------------------------------------------------------
      AXA Equitable Life Insurance Company*
      -------------------------------------------------------------------
         Equitable Holdings, LLC
         ------------------------------------------------------------------------------
            AllianceBernstein Corporation                                 13-3633538                            owns 1% GP interest
                                                                                                                in AllianceBernstein
                                                                                                                L.P. and 100,000 GP
                                                                                                                units in
                                                                                                                AllianceBernstein
                                                                                                                Holding L.P.
            ---------------------------------------------------------------------------
               AllianceBernstein Holding L.P. (See Note 4 on Page 2)      13-3434400
               ------------------------------------------------------------------------
               AllianceBernstein L.P.  (See Note 4 on Page 2)             13-4064930
               ------------------------------------------------------------------------
                  AllianceBernstein Trust Company, LLC                    13-4064930                  100.00%   Sole member interest
                  ---------------------------------------------------------------------
                  Cursitor Alliance LLC                                   22-3424339                  100.00%
                  ---------------------------------------------------------------------
                  Alliance Capital Management LLC                              -                      100.00%
                  ---------------------------------------------------------------------
                     Sanford C. Bernstein & Co., LLC                      13-4132953                  100.00%
                  ---------------------------------------------------------------------
                  AllianceBernstein Corporation of Delaware               13-2778645            10    100.00%
                   ---------------------------------------------------------------------
                     ACAM Trust Company Private Ltd.                           -                      100.00%
                     ------------------------------------------------------------------
                     AllianceBernstein (Argentina) S.R.L.                      -                       99.00%   AllianceBernstein
                                                                                                                Oceanic Corporation
                                                                                                                owns 1%
                     ------------------------------------------------------------------
                     ACM Software Services Ltd.                           13-3910857                  100.00%
                     ------------------------------------------------------------------
                     Alliance Barra Research Institute, Inc.              13-3548918         1,000    100.00%
                     ------------------------------------------------------------------
                      AllianceBernstein Japan Inc.                         13-3009358
                     ------------------------------------------------------------------
                              AllianceBernstein Japan Ltd.                     -                      100.00%
                     ------------------------------------------------------------------
                     AllianceBernstein Invest. Management Australia
                        Limited                                                -                      100.00%
                     ------------------------------------------------------------------
                     AllianceBernstein Global Derivatives Corp.           13-3626546         1,000    100.00%
                     ------------------------------------------------------------------
                     AllianceBernstein Investimentos (Brazil) Ltda.            -                       99.00%   AllianceBernstein
                                                                                                                Oceanic Corporation
                                                                                                                owns 1%
                     ------------------------------------------------------------------
                     AllianceBernstein Limited                                 -           250,000    100.00%
                     ------------------------------------------------------------------
                              ACM Bernstein GmbH                               -                      100.00%
                              ---------------------------------------------------------
                              AllianceBernstein Services Limited               -             1,000    100.00%
                     ------------------------------------------------------------------
                     AllianceBernstein (Luxembourg) S.A.                       -             3,999     99.98%   AllianceBernstein
                                                                                                                Oceanic Corporation
                                                                                                                owns .025%
                     ------------------------------------------------------------------
                              AllianceBernstein (France) SAS                   -                      100.00%
                     ------------------------------------------------------------------
                     AllianceBernstein (Mexico) S. de R.L. de C.V.             -                      100.00%
                     ------------------------------------------------------------------
                     AllianceBernstein Australia Limited                       -                       50.00%   3rd party (NMFM)
                                                                                                                owns 50%
                     ------------------------------------------------------------------
                     AllianceBernstein Canada, Inc.                       13-3630460        18,750    100.00%
                     ------------------------------------------------------------------
                     AllianceBernstein New Zealand Limited                     -                       50.00%   3rd party (NMFM)
                                                                                                                owns 50%
                     ------------------------------------------------------------------

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2009
-------------------------------------------------------------
LISTING B - ALLIANCEBERNSTEIN CORPORATION
-----------------------------------------


                                                                                                     State of       State of
                                                                                     Type of        Incorp. or      Principal
                                                                                    Subsidiary       Domicile       Operation
                                                                                    ----------       --------       ---------
AXA Financial, Inc.
--------------------------------------------------------------------------------
   AXA Equitable Financial Services, LLC   (Note 2)
   ----------------------------------------------------------------------------
      AXA Equitable Life Insurance Company*
      -------------------------------------------------------------------------
         Equitable Holdings, LLC
         -----------------------------------------------------------------------------------------------------------------------
            AllianceBernstein Corporation                                                             DE             NY
            --------------------------------------------------------------------------------------------------------------------
               AllianceBernstein L.P.                                             Operating           DE             NY
               -----------------------------------------------------------------------------------------------------------------
                  AllianceBernstein Corporation of Delaware (Cont'd)                 HCO              DE             NY
                  --------------------------------------------------------------------------------------------------------------
                     AllianceBernstein Investment Research (Proprietary)
                        Limited                                                   Operating       So Africa       So Africa
                     -----------------------------------------------------------------------------------------------------------
                     AllianceBernstein (Singapore) Ltd.                           Operating       Singapore       Singapore
                     -----------------------------------------------------------------------------------------------------------
                     Alliance Capital (Mauritius) Private Ltd.                       HCO          Mauritius       Mauritius
                     -----------------------------------------------------------------------------------------------------------
                              Alliance Capital Asset Management (India)
                                 Private Ltd                                      Operating         India           India
                              --------------------------------------------------------------------------------------------------
                              AllianceBernstein Invest. Res. & Manage.
                                 (India) Pvt.                                     Operating         India           India
                     -----------------------------------------------------------------------------------------------------------
                     AllianceBernstein Oceanic Corporation                           HCO              DE             NY
                     -----------------------------------------------------------------------------------------------------------
                     Alliance Capital Real Estate, Inc.                           Operating           DE             NY
                     -----------------------------------------------------------------------------------------------------------
                     Alliance Corporate Finance Group Incorporated.               Operating           DE             NY
                     -----------------------------------------------------------------------------------------------------------
                     Alliance Eastern Europe, Inc.                                   HCO              DE             NY
                     -----------------------------------------------------------------------------------------------------------
                     AllianceBernstein Asset Management (Korea) Ltd.              Operating         Korea           Korea
                     -----------------------------------------------------------------------------------------------------------
                     AllianceBernstein Investments, Inc.                          Operating           DE             NY
                     -----------------------------------------------------------------------------------------------------------
                     AllianceBernstein Investor Services, Inc.                    Operating           DE             TX
                     -----------------------------------------------------------------------------------------------------------
                     AllianceBernstein Hong Kong Limited                          Operating       Hong Kong       Hong Kong
                     -----------------------------------------------------------------------------------------------------------
                              AllianceBernstein Taiwan Ltd.                       Operating         Taiwan         Taiwan
                     -----------------------------------------------------------------------------------------------------------
                     Sanford C. Bernstein Limited                                 Operating          U.K.           U.K.
                     -----------------------------------------------------------------------------------------------------------
                              Sanford C. Bernstein (CREST Nominees) Ltd.          Operating          U.K.           U.K.
                     -----------------------------------------------------------------------------------------------------------
                     Sanford C. Bernstein Proprietary Limited                      Inactive       Australia       Australia
                     -----------------------------------------------------------------------------------------------------------

                                                                                                     Parent's
                                                                                         Number of  Percent of        Comments
                                                                              Federal     Shares     Ownership         (e.g.,
                                                                             Tax ID #     Owned     or Control    Basis of Control)
                                                                             ---------    -----     ----------  --------------------
AXA Financial, Inc.
----------------------------------------------------------------------------
   AXA Equitable Financial Services, LLC   (Note 2)
   -------------------------------------------------------------------------
      AXA Equitable Life Insurance Company*
      ----------------------------------------------------------------------
         Equitable Holdings, LLC
         --------------------------------------------------------------------------------
            AllianceBernstein Corporation                                   13-3633538
            -----------------------------------------------------------------------------
               AllianceBernstein L.P.                                       13-4064930
               --------------------------------------------------------------------------
                  AllianceBernstein Corporation of Delaware (Cont'd)        13-2778645
                  -----------------------------------------------------------------------
                     AllianceBernstein Investment Research (Proprietary)
                        Limited                                                  -                   100.00%
                     --------------------------------------------------------------------
                     AllianceBernstein (Singapore) Ltd.                          -                   100.00%
                     --------------------------------------------------------------------
                     Alliance Capital (Mauritius) Private Ltd.                   -                   100.00%
                     --------------------------------------------------------------------
                              Alliance Capital Asset Management (India)          -                    75.00%   3rd party (Ankar
                                 Private Ltd                                                                   Capital India Pvt.
                                                                                                               Ltd.) owns 25%
                              -----------------------------------------------------------
                              AllianceBernstein Invest. Res. & Manage.
                                 (India) Pvt.                                    -                   100.00%
                     --------------------------------------------------------------------
                     AllianceBernstein Oceanic Corporation                  13-3441277     1,000     100.00%
                     --------------------------------------------------------------------
                     Alliance Capital Real Estate, Inc.                     75-3165543               100.00%
                     --------------------------------------------------------------------
                     Alliance Corporate Finance Group Incorporated.         52-1671668     1,000     100.00%
                     --------------------------------------------------------------------
                     Alliance Eastern Europe, Inc.                          13-3802178               100.00%
                     --------------------------------------------------------------------
                     AllianceBernstein Asset Management (Korea) Ltd.             -                   100.00%
                     --------------------------------------------------------------------
                     AllianceBernstein Investments, Inc.                    13-3191825       100     100.00%
                     --------------------------------------------------------------------
                     AllianceBernstein Investor Services, Inc.              13-3211780       100     100.00%
                     --------------------------------------------------------------------
                     AllianceBernstein Hong Kong Limited                         -                   100.00%
                     --------------------------------------------------------------------
                              AllianceBernstein Taiwan Ltd.                      -                    99.00%   Others own 1%
                     --------------------------------------------------------------------
                     Sanford C. Bernstein Limited                                -                   100.00%
                     --------------------------------------------------------------------
                              Sanford C. Bernstein (CREST Nominees) Ltd.         -                   100.00%   Devonshire House,
                                                                                                               1 Mayfair Place
                     --------------------------------------------------------------------
                     Sanford C. Bernstein Proprietary Limited                    -                   100.00%   Inactive
                     --------------------------------------------------------------------

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2009
-------------------------------------------------------------
LISTING C - MONY
----------------



                                                                                                   State of       State of
                                                                                   Type of        Incorp. or      Principal
                                                                                  Subsidiary       Domicile       Operation
                                                                                  ----------       --------       ---------
AXA Financial, Inc.
----------------------------------------------------------------------------------------------------------------------------------
   MONY Agricultural Investment Advisers, Inc.                                    Operating           DE             CO
   -----------------------------------------------------------------------------------------------------------------------------
   MONY Capital Management, Inc.                                                  Operating           DE             NY
   -----------------------------------------------------------------------------------------------------------------------------
   MONY Asset Management, Inc.                                                    Operating           DE             NY
   -----------------------------------------------------------------------------------------------------------------------------
   AXA Equitable Financial Services, LLC   (Note 2)
   -----------------------------------------------------------------------------------------------------------------------------
      AXA Equitable Life Insurance Company *
      --------------------------------------------------------------------------------------------------------------------------
      MONY Life Insurance Company *                                               Insurance           NY             NY
      --------------------------------------------------------------------------------------------------------------------------
         MONY International Holdings, LLC                                            HCO              DE             NY
         -----------------------------------------------------------------------------------------------------------------------
            MONY International Life Insurance Co. Seguros de Vida S.A.*           Insurance       Argentina       Argentina
            --------------------------------------------------------------------------------------------------------------------
            MONY Financial Resources of the Americas Limited                         HCO           Jamaica         Jamaica
            --------------------------------------------------------------------------------------------------------------------
            MBT, Ltd.                                                             Operating     Cayman Islands Cayman Islands
            --------------------------------------------------------------------------------------------------------------------
               MONY Consultoria e Corretagem de Seguros Ltda.                     Operating         Brazil         Brazil
               -----------------------------------------------------------------------------------------------------------------
               MONY Life Insurance Company of the Americas, Ltd.*                 Insurance     Cayman Islands Cayman Islands
         -----------------------------------------------------------------------------------------------------------------------
         MONY Life Insurance Company of America*                                  Insurance           AZ             NY
         -----------------------------------------------------------------------------------------------------------------------
         U.S. Financial Life Insurance Company *                                  Insurance           OH             OH
         -----------------------------------------------------------------------------------------------------------------------
         MONY Financial Services, Inc.                                               HCO              DE             NY
         -----------------------------------------------------------------------------------------------------------------------
            Financial Marketing Agency, Inc.                                      Operating           OH             OH
            --------------------------------------------------------------------------------------------------------------------
            MONY Brokerage, Inc.                                                  Operating           DE             PA
            --------------------------------------------------------------------------------------------------------------------
               MBI Insurance Agency of Ohio, Inc.                                 Operating           OH             OH
               -----------------------------------------------------------------------------------------------------------------
               MBI Insurance Agency of Alabama, Inc.                              Operating           AL             AL
               -----------------------------------------------------------------------------------------------------------------
               MBI Insurance Agency of Texas, Inc.                                Operating           TX             TX
               -----------------------------------------------------------------------------------------------------------------
               MBI Insurance Agency of Massachusetts, Inc.                        Operating           MA             MA
               -----------------------------------------------------------------------------------------------------------------
               MBI Insurance Agency of Washington, Inc.                           Operating           WA             WA
               -----------------------------------------------------------------------------------------------------------------
               MBI Insurance Agency of New Mexico, Inc.                           Operating           NM             NM
            --------------------------------------------------------------------------------------------------------------------
            1740 Ventures, Inc.                                                   Operating           NY             NY
            --------------------------------------------------------------------------------------------------------------------
            Enterprise Capital Management, Inc.                                   Operating           GA             GA
            --------------------------------------------------------------------------------------------------------------------
               Enterprise Fund Distributors, Inc.                                 Operating           DE             GA
            --------------------------------------------------------------------------------------------------------------------
            MONY Assets Corp.                                                        HCO              NY             NY
            --------------------------------------------------------------------------------------------------------------------
               MONY Benefits Management Corp.                                     Operating           DE             NY
            --------------------------------------------------------------------------------------------------------------------
            1740 Advisers, Inc.                                                   Operating           NY             NY
            --------------------------------------------------------------------------------------------------------------------
            MONY Securities Corporation                                           Operating           NY             NY
            --------------------------------------------------------------------------------------------------------------------
               Trusted Insurance Advisers General Agency Corp.                    Operating           MN             NY
               -----------------------------------------------------------------------------------------------------------------
               Trusted Investment Advisers Corp.                                  Operating           MN             NY
               -----------------------------------------------------------------------------------------------------------------

                                                                                                   Parent's
                                                                                       Number of  Percent of       Comments
                                                                           Federal      Shares    Ownership          (e.g.,
                                                                          Tax ID #       Owned    or Control    Basis of Control)
                                                                          ---------      -----    ----------  --------------------
AXA Financial, Inc.
----------------------------------------------------------------------------------------
   MONY Agricultural Investment Advisers, Inc.                           75-2961816                  100.00%
   -----------------------------------------------------------------------------------
   MONY Capital Management, Inc.                                         13-4194065                  100.00%
   -----------------------------------------------------------------------------------
   MONY Asset Management, Inc.                                           13-4194080                  100.00%
   -----------------------------------------------------------------------------------
   AXA Equitable Financial Services, LLC   (Note 2)
   -----------------------------------------------------------------------------------
      AXA Equitable Life Insurance Company *
      --------------------------------------------------------------------------------
      MONY Life Insurance Company *                                      13-1632487                  100.00%
      --------------------------------------------------------------------------------
         MONY International Holdings, LLC                                13-3790446                  100.00%
         -----------------------------------------------------------------------------
            MONY International Life Insurance Co. Seguros de Vida S.A.*  98-0157781                  100.00%
            --------------------------------------------------------------------------
            MONY Financial Resources of the Americas Limited                                          99.00%
            --------------------------------------------------------------------------
            MBT, Ltd.                                                    98-0152047                  100.00%  79% by MONY Int'l
                                                                                                              Holdings & 21% by
                                                                                                              MONY Financial
                                                                                                              Resources
            --------------------------------------------------------------------------
               MONY Consultoria e Corretagem de Seguros Ltda.                                         99.00%
               -----------------------------------------------------------------------
               MONY Life Insurance Company of the Americas, Ltd.*        98-0152046                  100.00%
         -----------------------------------------------------------------------------
         MONY Life Insurance Company of America*                         86-0222062                  100.00%
         -----------------------------------------------------------------------------
         U.S. Financial Life Insurance Company *                         38-2046096       405,000    100.00%
         -----------------------------------------------------------------------------
         MONY Financial Services, Inc.                                   11-3722370         1,000    100.00%
         -----------------------------------------------------------------------------
            Financial Marketing Agency, Inc.                             31-1465146            99     99.00%
            --------------------------------------------------------------------------
            MONY Brokerage, Inc.                                         22-3015130         1,500    100.00%
            --------------------------------------------------------------------------
               MBI Insurance Agency of Ohio, Inc.                        31-1562855             5    100.00%
               -----------------------------------------------------------------------
               MBI Insurance Agency of Alabama, Inc.                     62-1699522             1    100.00%
               -----------------------------------------------------------------------
               MBI Insurance Agency of Texas, Inc.                       74-2861481            10    100.00%
               -----------------------------------------------------------------------
               MBI Insurance Agency of Massachusetts, Inc.               06-1496443             5    100.00%
               -----------------------------------------------------------------------
               MBI Insurance Agency of Washington, Inc.                  91-1940542             1    100.00%
               -----------------------------------------------------------------------
               MBI Insurance Agency of New Mexico, Inc.                  62-1705422             1    100.00%
            --------------------------------------------------------------------------
            1740 Ventures, Inc.                                          13-2848244         1,000    100.00%
            --------------------------------------------------------------------------
            Enterprise Capital Management, Inc.                          58-1660289           500    100.00%
            --------------------------------------------------------------------------
               Enterprise Fund Distributors, Inc.                        22-1990598         1,000    100.00%
            --------------------------------------------------------------------------
            MONY Assets Corp.                                            13-2662263       200,000    100.00%
            --------------------------------------------------------------------------
               MONY Benefits Management Corp.                            13-3363383         9,000    100.00%
            --------------------------------------------------------------------------
            1740 Advisers, Inc.                                          13-2645490        14,600    100.00%
            --------------------------------------------------------------------------
            MONY Securities Corporation                                  13-2645488         7,550    100.00%
            --------------------------------------------------------------------------
               Trusted Insurance Advisers General Agency Corp.           41-1941465         1,000    100.00%
               -----------------------------------------------------------------------
               Trusted Investment Advisers Corp.                         41-1941464             1    100.00%
               -----------------------------------------------------------------------


-  As of February 18, 2005, MONY Realty Capital, Inc. was sold.
-  As of February 2005, MONY Realty Partners, Inc. was dissolved
- MONY Financial Resources of the Americas Limited, is 99% owned by MONY International Holdings, LLC and an individual holds one share of it stock for Jamaican regulatory reasons.
- MONY Consultoria e Corretagem de Seguros Ltda., is 99% owned by MONY International Holdings, LLC and an individual holds one share of it stock for Brazilian regulatory reasons.
- Financial Marketing Agency, Inc., is 99% owned by MONY International Holdings, LLC and an individual in Ohio holds one share of it stock for regulatory reasons.
-  Enterprise Accumulation Trust was merged into EQAT on July 9, 2004
-  MONY Series Funds, Inc. was merged into EQAT on July 9, 2004
-  As of August 31, 2006, Sagamore Financial LLC was dissolved
-  MONY Benefits Service Corp. was sold on January 26, 2007.
- As of November 30, 2007, MONY Holdings LLC merged into AXA Equitable Financial Services, LLC.
-  MONY Bank & Trust Company of the Americas, Ltd. changed its name to MBT Ltd.

Item 32.      Number of Contractowners

              As of February 28, 2010 there were 543 participants of RIA Contracts offered by the registrant, all of which are qualified contracts. As of the same date, there were 5,358 participants in the Members Retirement Program offered by the registrant, all of which are qualified contracts.

Item 33.      Indemnification

     (a) Indemnification of Directors and Officers

         The By-Laws of AXA Equitable Life Insurance Company ("AXA Equitable") provide, in Article VII, as follows:

          7.4 Indemnification of Directors, Officers and Employees. (a) To the extent permitted by the law of the State of New York and subject to all applicable requirements thereof:

                 (i) any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate, is or was a director, officer or employee of the Company shall be indemnified by the Company;

                (ii) any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate serves or served any other organization in any capacity at the request of the Company may be indemnified by the Company; and

               (iii) the related expenses of any such person in any of said categories may be advanced by the Company.

                      (b) To the extent permitted by the law of the State of New
                          York, the Company may provide for further indemnification or advancement of expenses by resolution of shareholders of the Company or the Board of Directors, by amendment of these By-Laws, or by agreement. (Business Corporation Law ss. 721-726; Insurance Law ss. 1216)

         The directors and officers of AXA Equitable are insured under policies issued by X.L. Insurance Company, Arch Insurance Company, Endurance Insurance Company, U.S. Specialty Insurance, St. Paul Travelers, Chubb Insurance Company, AXIS Insurance Company and ACE Insurance Company. The annual limit on such policies is $150 million, and the policies insure that officers and directors against certain liabilities arising out of their conduct in such capacities.

     (b) Indemnification of Principal Underwriter

         For the Retirement Investment Account:

         To the extent permitted by law of the State of New York and subject to all applicable requirements thereof, AXA Advisors, LLC has undertaken to indemnify each of its directors and officers who is made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact the director or officer, or his or her testator or intestate, is or was a director or officer of AXA Advisors, LLC.

         For the Members Retirement Program:

         Not applicable. Presently, there is no Principal Underwriter of the contracts. AXA Equitable provides marketing and sales services for distribution of the contracts. No commissions are paid; however, incentive compensation is paid to AXA Equitable employees who provide these services based upon first year plan distributions and number of plans sold.

     (c) Undertaking

         Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 34.         Business and Other Connections of Investment Adviser

     AXA Equitable Life Insurance Company ("AXA Equitable") acts as the investment manager for Separate Account Nos. 3, 4, 10, 13 and 66. With respect to Alliance Capital Management L.P. ("Alliance"), a publicly-traded limited partnership, is indirectly majority-owned by AXA Equitable and provides personnel and facilities for portfolio selection and transaction services. Alliance recommends the securities investments to be purchased and sold for Separate Account Nos. 3, 4, 10 and 13, and arranges for the execution of portfolio transactions. Alliance coordinates related accounting and bookkeeping functions with AXA Equitable. Both AXA Equitable and Alliance are registered investment advisers under the Investment Advisers Act of 1940.

     Information regarding the directors and principal officers of AXA Equitable is provided in Item 30 of this Part C and is incorporated herein by reference.

     Set forth below is certain information regarding the directors and principal officers of AllianceBernstein Corporation ("AllianceBernstein"). The business address of the AllianceBernstein persons whose names are preceded by an asterisk is 1345 Avenue of the Americas, New York, New York 10105.


      (1)                             (2)                             (3)
                                  POSITIONS AND              PRINCIPAL OCCUPATION
NAME AND PRINCIPAL                OFFICES WITH               (AND OTHER POSITIONS)
BUSINESS ADDRESS                  ALLIANCEBERNSTEIN          WITHIN PAST 2 YEARS
----------------                  ------------------         ------------------
DIRECTORS
  * Peter S. Kraus                Chairman of the Board      Chairman of the Board of
                                  of Directors and Chief     the General Partner, and
                                  Executive Officer          Chief Executive Officer,
                                                             AllianceBernstein, and
                                                             Holding (December 2008 to
                                                             present) and member of
                                                             the Management Board of
                                                             AXA (February 2009) and
                                                             Executive V.P. of Merrill
                                                             Lynch & Co. Inc.
                                                             (September 2008 to
                                                             December 2008), and
                                                             co-head of the Investment
                                                             Management Division and
                                                             Member of the Management
                                                             Committee of Goldman
                                                             Sachs Group (1986-2008)

   Dominique Carrel-Billiard       Director                  Chief Executive Officer of
   AXA Investment Managers                                   AXA Investment Managers
   Coeur Defense Tour
   B La Defense 4
   100 Esplande du General
   de Gaulle
   92932 Paris La Defense
   Cedex, France

   Christopher M. Condron         Director                   Director, President
   AXA Financial, Inc.                                       and Chief Executive
   1290 Avenue of the Americas                               Officer (May 2001 to
   New York, NY 10104                                        present) - AXA
                                                             Financial, Inc.;
                                                             Director, Chairman
                                                             of the Board,
                                                             President (since May
                                                             2002), and Chief
                                                             Executive Officer
                                                             (May 2001 to
                                                             present) - AXA
                                                             Equitable; Member of
                                                             the Management Board
                                                             of AXA

   Henri de Castries              Director                   Chairman of
   AXA                                                       Management Board
   25, Avenue Matignon                                       (2001 to present)
   75008, Paris, France                                      - AXA; Director
                                                             (May 1994 to
                                                             present) and
                                                             Chairman of the
                                                             Board (April 1998
                                                             to present) - AXA
                                                             Financial, Inc.;
                                                             Director
                                                             (September 1993
                                                             to present) -
                                                             AXA Equitable

   Denis Duverne                  Director                   Member of the AXA
   AXA                                                       Management Board (since
   25, Avenue Matignon                                       February 2003) and
   75008, Paris, France                                      overseer of AXA Group
                                                             strategy, finance and
                                                             operations (January
                                                             2010-present); Chief
                                                             Financial Officer
                                                             (2003-January 2010) AXA;
                                                             Director (February 1998
                                                             to present) - AXA
                                                             Equitable

   Richard S. Dziadzio            Director                   Chief Financial Officer -
   AXA Financial                                             AXA Financial and Senior
   1290 Avenue of the Americas                               Executive Vice President -
   New York, NY 10104                                        AXA Equitable (since Jan.
                                                             2010)

   Deborah S. Hechinger           Director                   Independent Consultant on
                                                             Non-profit Governance

   Weston M. Hicks                Director                   President and Chief
                                                             Executive Officer -
                                                             Alleghany Corporation

   Nick Lane                      Director                   Head of AXA Group
                                                             Strategy and Business
                                                             Support Development,
                                                             Business Support
                                                             Development
                                                             representative for AXA,
                                                             previously served as Vice
                                                             Chairman of AXA Advisors
                                                             LLC and AXA Network LLC


      (1)                               (2)                          (3)
                                    POSITIONS AND            PRINCIPAL OCCUPATION
NAME AND PRINCIPAL                  OFFICES WITH             (AND OTHER POSITIONS)
BUSINESS ADDRESS                    ALLIANCEBERNSTEIN        WITHIN PAST 2 YEARS
----------------                    ------------------       ------------------

Lorie A. Slutsky                    Director                 President and Chief
The New York                                                 Executive Officer, The
Community Trust                                              New York Community Trust
2 Park Avenue                                                (since January 1990)
24th Floor
New York, NY 10016

A.W. (Pete) Smith, Jr.              Director                 President of Smith Consulting

Peter J. Tobin                      Director                 Former Special Assistant to the
                                                             President and Dean - Peter J.
                                                             Tobin College of Business
                                                             (August 1998 to present);
                                                             Director, AXA Financial, Inc.
                                                             and AXA Equitable (since March
                                                             1999).


EXECUTIVE OFFICERS


      (1)                               (2)                          (3)
                                 POSITIONS AND               PRINCIPAL OCCUPATION
NAME AND PRINCIPAL               OFFICES WITH                (AND OTHER POSITIONS)
BUSINESS ADDRESS                 ALLIANCEBERNSTEIN           WITHIN PAST 2 YEARS
----------------                 ------------------          -------------------
OFFICERS
* Peter S. Kraus                 Chairman and                See Column 2; also,
                                 Chief Executive Officer     Chairman of the Board of
                                                             the General Partner, and
                                                             Chief Executive Officer,
                                                             AllianceBernstein, and
                                                             Holding (December 2008 to
                                                             present) and member of
                                                             the Management Board of
                                                             AXA (February 2009) and
                                                             Executive V.P. of Merrill
                                                             Lynch & Co. Inc.
                                                             (September 2008 to
                                                             December 2008), and
                                                             co-head of the Investment
                                                             Management Division and
                                                             Member of the Management
                                                             Committee of Goldman
                                                             Sachs Group (1986-2008)


* Laurence E. Cranch             General Counsel             See Column 2.


* James A. Gingrich              Chairman and CEO of         See Column 2.
                                 Sanford C. Bernstein &
                                 Co., LLC



      (1)                           (2)                              (3)
                             POSITIONS AND                   PRINCIPAL OCCUPATION
NAME AND PRINCIPAL           OFFICES WITH                    (AND OTHER POSITIONS)
BUSINESS ADDRESS             ALLIANCEBERNSTEIN               WITHIN PAST 2 YEARS
----------------             ------------------              -------------------
* Robert H. Joseph, Jr.      Chief Financial Officer           See Column 2.

* Lori A. Massad             Chief Talent Officer-             See Column 2.
                             Talent Development and
                             Human Capital

* David A. Steyn             Chief Operating Officer           Global Head of
                                                               Distribution Services

Item 35. Principal Underwriters

          For Retirement Investment Account:

     (a) AXA Advisors, LLC, an affiliate of AXA Equitable, MONY Life Insurance Company and MONY Life Insurance Company of America, is the principal underwriter for AXA Equitable's Separate Account A, Separate Account No. 301, Separate Account No. 45, Separate Account 49, Separate Account I, Separate Account FP and AXA Premier VIP Trust and EQ Advisors Trust; and of MONY Variable Account A, MONY Variable Account L, MONY America Variable Account A, MONY America Variable Account L, MONY Variable Account S, MONY America Variable Account S and Keynote Series Account. AXA Advisors, LLC's principal business address is 1290 Avenue of the Americas, New York, NY 10104.

          For Members Retirement Program:

          Not applicable. Presently, there is no Principal Underwriter of the contracts, see Item 33(b) of this Part C which is incorporated by reference.

     (b) See Item 30 of this Part C, which is incorporated herein by reference.

     (c)  Not applicable.

Item 36. Location of Accounts and Records

         AXA Equitable Life Insurance Company

         135 West 50th Street
         New York, New York 10020

         1290 Avenue of the Americas
         New York, New York 10104

         500 Plaza Drive
         Secaucus, New Jersey 07094

Item 37. Management Services

         Not applicable.

Item 38.      Undertakings

              The Registrant hereby undertakes the following:

              (a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen months old for so long as payments under the variable annuity contracts may be accepted;

              (b) to include (1) as part of its applications to purchase any contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

              (c) to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request; and

              (d) AXA Equitable represents that the fees and charges deducted under the Contract described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by AXA Equitable under the Contract.

                                   SIGNATURES


         As required by the Securities Act of 1933, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf, in the City and State of New York, on this 23rd day of April, 2010.


                           AXA EQUITABLE LIFE INSURANCE COMPANY
                                    (Registrant)

                           By:  AXA Equitable Life Insurance Company


                           By:  /s/ Dodie Kent
                               ---------------------------------
                                    Dodie Kent
                                    Vice President and Associate General Counsel

                                   SIGNATURES


         As required by the Securities Act of 1933, the Depositor has caused this Amendment to the Registration Statement to be signed on its behalf, in the City and State of New York, on this 23rd day of April, 2010.


                                           AXA EQUITABLE LIFE INSURANCE COMPANY
                                                      (Depositor)


                                           By: /s/ Dodie Kent
                                              ---------------------------------
                                              Dodie Kent
                                              Vice President and
                                              Associate General Counsel
                                              AXA Equitable Life
                                              Insurance Company


         As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated:

PRINCIPAL EXECUTIVE OFFICERS:

*Christopher M. Condron                    Chairman of the Board, President,
                                           Chief Executive Officer and Director

PRINCIPAL FINANCIAL OFFICER:

*Richard Dziadzio                          Senior Executive Vice President and
                                           Chief Financial Officer

PRINCIPAL ACCOUNTING OFFICER:

*Alvin H. Fenichel                         Senior Vice President and Chief
                                           Accounting Officer


*DIRECTORS:

Christopher M. Condron           Mary R. (Nina) Henderson       Joseph H. Moglia
Henri de Castries                James F. Higgins               Lorie A. Slutsky
Denis Duverne                    Peter S. Kraus                 Ezra Suleiman
Charlynn Goins                   Scott D. Miller                Peter J. Tobin
Anthony Hamilton


*By: /s/ Dodie Kent
     ------------------------
         Dodie Kent
         Attorney-in-Fact

April 23, 2010

                                  EXHIBIT INDEX
                                  --------------



EXHIBIT NO.                                                        TAG VALUE
-----------                                                        ---------
12     (q)      Opinion and Consent of Counsel.                    EX-99.12q

13     (a)      Consent of PricewaterhouseCoopers LLP.             EX-99.13a

13     (b)      Powers of Attorney.                                EX-99.13b